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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-03153

Russell Investment Company

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101
(Address of principal executive offices) (Zip code)

Mary Beth R. Albaneze, Secretary and Chief Legal Officer
1301 2nd Avenue
18th Floor
Seattle, Washington 98101
206-505-4846
______________________________________________

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-787-7354

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 to October 31, 2015

Item 1. Reports to Stockholders

2015 ANNUAL REPORT

Russell Funds

OCTOBER 31, 2015

Russell Investment
Company

Russell Investment Company is a
series investment company with
41 different investment portfolios
referred to as Funds. These
financial statements report on 27
of these Funds.

Russell Investment Company

Russell Funds

Annual Report

October 31, 2015

Table of Contents

Page
To Our Shareholders	3
Market Summary	4
Russell U.S. Core Equity Fund	10
Russell U.S. Defensive Equity Fund	30
Russell U.S. Dynamic Equity Fund	52
Russell U.S. Strategic Equity Fund	74
Russell U.S. Large Cap Equity Fund	96
Russell U.S. Mid Cap Equity Fund	114
Russell U.S. Small Cap Equity Fund	134
Russell International Developed Markets Fund	162
Russell Global Equity Fund	190
Russell Emerging Markets Fund	216
Russell Tax-Managed U.S. Large Cap Fund	246
Russell Tax-Managed U.S. Mid & Small Cap Fund	266
Russell Tax-Managed International Equity Fund	290
Russell Global Opportunistic Credit Fund	316
Russell Strategic Bond Fund	352
Russell Investment Grade Bond Fund	400
Russell Short Duration Bond Fund	438
Russell Tax Exempt High Yield Bond Fund	468
Russell Tax Exempt Bond Fund	490
Russell Commodity Strategies Fund	518
Russell Global Infrastructure Fund	536
Russell Global Real Estate Securities Fund	560
Russell Multi-Strategy Alternative Fund	584
Russell Multi-Strategy Income Fund	658
Russell Strategic Call Overwriting Fund	692
Select U.S. Equity Fund	710
Select International Equity Fund	736
Notes to Schedules of Investments	766
Notes to Financial Highlights	768
Notes to Financial Statements	769
Report of Independent Registered Public Accounting Firm	805
Tax Information	506
Affiliated Brokerage Transactions	808
Basis for Approval of Investment Advisory Contracts	809
Shareholder Requests for Additional Information	812
Disclosure of Information about Fund Trustees and Officers	813
Adviser, Money Managers and Service Providers	820

Russell Investment Company – Russell Funds.

Copyright © Russell Investments 2015. All rights reserved.

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Fund objectives, risks, charges and expenses should be carefully considered before in-
vesting. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell
Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

Fellow Shareholder,

The redeeming aspect of this year’s market volatility is its underscoring the importance of shareholders having solid, long-
term financial plans, realistic goals, and regular check-ins with personal financial advisors to collaborate on how best to achieve the outcomes that matter most to shareholders. Understanding these outcomes and the tools we need to reach them remains a central focus at Russell Investments.

Staying steady in stormy markets is vital – we see more volatility ahead.

After strong U.S. equity performance in 2014, markets experienced muted returns in 2015. The broad-based Russell 3000®
Index was up 2.02% year-to-date as of October 31, 2015, and its one-year total return as of October 31, 2015 was 4.49%.

Markets collectively sought guidance from a cautious U.S. Federal Reserve (the “Fed”) regarding the timing of the initial interest rate increase. It’s hard to believe the last time the Fed increased the Fed Funds rate was June 2006 – more than nine years ago. Trying to anticipate the initial rate increase and related market impacts was a primary driver of both equity and fixed income returns, not only in the U.S., but globally as well.

The ‘abundance of caution’ evidenced by the Fed mirrored central bank sentiment worldwide to protect the fragility of the hard fought, lengthy, and mainly tepid recovery from the global financial crisis.

The European Central Bank expanded their Quantitative Easing (QE) Program throughout the year as they maintained their contribution to positive economic growth. This stimulus coupled with the anticipation of increasing interest rates in the U.S. contributed to the strengthening U.S. dollar. Additionally in August, China made an unexpected devaluation of its currency to project recalibrated and more modest growth expectations.

U.S. unemployment decreased throughout the fiscal year, from 5.7% in October 2014 to 5.0% at the end of October 2015 and the annual inflation rate was 0.2% as of October 2015. As of this writing, U.S. unemployment claims are at the lowest point in 40 years. The U.S. economy has led the world out of the recession. As it approaches a more mature stage in its economic cycle, our belief in the primacy of global diversification deepens.

The following pages provide additional insights on the markets and the performance of Russell Investments mutual funds for the fiscal year ending October 31, 2015.

Thank you for your continued trust. All of us at Russell Investments appreciate our duties to help you achieve financial security.

Best regards,

Sandra Cavanaugh

CEO, U.S. Private Client Services

To Our Shareholders 3

Russell Investment Company

Market Summary as of October 31, 2015 (Unaudited)

U.S. Equity Markets
Broadly measured by the Russell 3000® Index, U.S. stocks returned 4.49% for the one year period which is the seventh straight fiscal year ending October 31st that the Russell 3000® Index has finished with a positive absolute return. The
Russell 3000® Index finished with a positive absolute return in seven of the fiscal year’s twelve months.

Within U.S. large capitalization stocks, the Russell 1000® Growth Index outperformed the Russell 1000® Value Index by
8.65% over the fiscal year, as stocks with lower valuations (lower price-to-book, price-to-earnings and price-to-cash flow ratios) lagged significantly. In addition, high dividend yield stocks trailed the broader market. Factors that were rewarded during the fiscal year included lower earnings variability and high forecasted growth. From a sector perspective, consumer discretionary outperformed the Russell 1000® Index by over 11% and energy trailed the Russell 1000® Index by over 25%.
Similarly, within U.S. small capitalization stocks, the Russell 2000® Growth Index outperformed the Russell 2000® Value
Index. The fiscal year was led by larger capitalization stocks as the Russell Top 200® Index returned 5.75% compared with the Russell Midcap® Index and the Russell 2000® Index, which returned 2.77% and 0.34%, respectively. Defensive stocks outperformed dynamic stocks across all market capitalization tiers.

Toward the end of calendar year 2014, the U.S. equity market performed well as the Russell 3000® Index returned 2.42%
in November and was approximately flat in December. Declining oil prices briefly threatened the rally in early December as investors were concerned over the potential ripple effects of excess supply and associated falling prices. Given the Fed ended its quantitative easing program in October, the Fed’s December policy statement was at the forefront of investors’
minds. In December, the central bank stated that it would be “patient” in judging when to start raising interest rates, rather than keeping them low for a “considerable time” as had been previously reported. Investors interpreted this change of language as a sign of central bank confidence in the strength of the U.S. economy, but it also was clear that multiple months without rate increases were still ahead.

In January 2015, U.S. equities got off to a rocky start with broadly disappointing corporate earnings, mixed economic data and volatile oil prices weighing on investor sentiment. One of the more disappointing pieces of macro-economic data was fourth-quarter gross domestic product (“GDP”) growth coming in at an annualized rate of 2.2%, which marked both a big drop from the third-quarter figure (5.0%) and was a shortfall on consensus forecasts. Considering all data inputs, investors sought areas of the market with more perceived safety and yield, causing interest rate sensitive stocks, specifically real estate investment trusts (“REITs”) and utilities to be significantly bid up in January. In February, there was an unwinding of some of those same interest rate sensitive valuations in the market, most notably within electric utilities. The information about January non-farm payroll growth, which was released in early February, helped to spur a risk-on equity rally as the Russell 3000® Index finished up 5.79% in February. While the word “patient” with regard to the normalization of U.S. monetary policy was removed from Fed chair Yellen’s statement in March, Yellen declared that this did not mean that the central bank was becoming “impatient.” The central bank chair emphasized that any interest-rate decision remained dependent on “further improvement in the labor market” and on the committee becoming “reasonably confident” of increases in inflation toward its 2.0% target.

The Russell 3000® Index edged up 0.14% from April through June, with a sell-off at the end of the period reversing most of April and May’s gains. Severe winter weather and labor disruptions at major ports had caused a pause in U.S. economic activity in the early part of 2015, however the contraction was less severe than originally reported with the final first-
quarter GDP estimate upwardly revised to -0.2% annualized from -0.7% annualized due to better personal consumption figures. The period ended with uncertainty over another potential Greek bailout dominating the headlines which in part, contributed to the selloff in equities in June.

During the third quarter, the Russell 3000® Index declined 7.25%. The severe selloff in U.S. and global equity markets was driven in part by China’s currency devaluation and concerns over slowing global economic growth. Heightened levels

4 Market Summary

Russell Investment Company

Market Summary as of October 31, 2015, continued — (Unaudited)

of market volatility led defensive stocks to outperform dynamic stocks at all market capitalization levels. In the Fed’s
September meeting, a decision was made to keep interest rates unchanged. Chair Yellen stated that, despite recent international developments, domestically “the economy has been performing well, and we expect it to continue to do
so.” At the time, second-quarter GDP growth had been revised upwards to 3.7%, and was later revised higher to 3.9%.
Unemployment declined to 5.1% for August, its lowest level in seven years, assisted by a decline in the participation rate.
However, non-farm payroll growth missed expectations at 173,000 in August, following upwardly revised readings for June
245,000 and July 223,000.

In October, there was a large equity rally that followed the selloffs in both August and September as the Russell 3000®
Index returned 7.90%. Larger capitalization was rewarded during the month as the Russell Top 50 Index returned 9.77%
compared with the Russell 1000® Index, Russell Midcap® Index and the Russell 2000® Index, which returned 8.09%,
6.20% and 5.63%, respectively. Within all market capitalization tiers, dynamic stocks led defensive stocks. More dynamic cyclical sectors led the way in October as both materials & processing and energy outperformed the Russell 1000® Index by 4.20% and 3.35%, respectively. On the other hand, the utilities sector underperformed the Russell 1000® Index by
4.32%, which was in contrast to strong performance in August and September.

Non-U.S. Developed Equity Markets
For the fiscal year ended October 31, 2015, the non-U.S. equity market, as measured by the Russell Developed ex-U.S.
Large Cap Index (the “Index”), was down 1.36%.

After a strong first half of the period, which saw the Index return 6.25%, the second half the period experienced a large sell-
off during which the Index dropped by 7.0%. The major market drivers for non-U.S. markets during the fiscal year were a sell-off in China and uncertainty around the possibility of a Fed interest rate hike. In August 2015, the Chinese government and the People’s Bank of China attempted to stem equity market losses and shore up confidence in the economy by devaluing the Renminbi. This action could not contain the market turmoil, which in turn drove major emerging markets and currencies lower. In the U.S., despite uncertainty around the timing of a Fed rate hike, investors remained positive on the economy due to relative recovery in macro-economic trends.

Japan was the stand out market over the period, while Europe also outperformed though more modestly. Both benefited from accommodative policies and cheaper valuations. Slightly better than expected earnings results in Europe, coupled with the
European Central Bank’s willingness to continue with quantitative easing and the renewed bailout deal with Greece during the second part of the fiscal year, brought a degree of harmony in Europe. High levels of central bank liquidity leading to ultra-low returns on bonds pushed investors towards equities in Japan. Broadly, performance in commodity heavy economies like Canada and Australia lagged significantly due to a demand slowdown, particularly from China.

Commodity driven sectors, particularly energy and materials, were the worst hit in the fiscal year ended October 31, 2015 as oil prices tumbled to the lowest levels since 2009 and a demand slowdown in emerging markets caused commodity prices to plunge significantly. Defensive sectors, led by consumer staples, held up well as uncertainty about global economic growth prevailed for most of the fiscal year.

In terms of factor returns, growth significantly outperformed value and small/mid-capitalization stocks modestly outperformed large capitalization stocks during the fiscal year. Stocks with lower leverage held up well amid the market volatility. Return spreads in other factors were not significant during the period.

Emerging Markets
The Russell Emerging Markets Index, as measured in U.S. dollar terms (the “Index”) lost 13.6% over the fiscal year ended
October 31, 2015. In what was a difficult year for the emerging markets asset class, macroeconomic events continued to impact emerging market equities against a backdrop of interest rate uncertainty and geopolitical headwinds.

Market Summary 5

Russell Investment Company

Market Summary as of October 31, 2015, continued — (Unaudited)

In November and December of 2014, the Index declined 5.8%. The bulk of this sell-off came in December. Russia underperformed due to factors such as decreased oil prices and Western sanctions. The fall in the price of oil was also negative for emerging markets such as Brazil and Malaysia. In contrast, it was beneficial for emerging countries such as
Turkey. In addition, Greece was a significant laggard over the period driven by the rise in popularity of the far-left, anti-
austerity Syriza party. More positively, Chinese markets gained, driven by financials. The country’s stock market continued
to rise significantly after investors became convinced that the Chinese government would implement even more aggressive stimulus measures.

In the first quarter of 2015, emerging markets made a positive start to the year, with the Index returning 2.1%. The prospect of sustained loose central bank policy outside the U.S. was a tailwind to emerging markets. In addition, the
Fed’s increased flexibility regarding the timing of an interest rate rise helped sustain a lower rate outlook in the U.S.
which, in turn, helped to increase investor appetite for riskier emerging markets investments. In contrast, dollar strength negatively impacted several countries’ returns, with considerable disparity between them. Asia was the best-performing region. Chinese markets had another strong quarter, ending 5.6% higher as measured by the Index. India was up 5.3%
for the quarter despite slipping in March. Buoyed by the country’s improving prospects, including cheaper oil improving the country’s balance of payments, India’s central bank twice unexpectedly cut interest rates. Rate-cutting also helped
South Korea’s market outperform (5.0%), while Taiwan (4.0%), Thailand (2.1%) and Indonesia (1.3%) also ended in positive territory. Meanwhile, Russia went from being the Index’s worst-performer in the fourth quarter of 2014 to the best-
performing country. The market climbed 20.6%, predominantly driven by a rebound in the rouble, while less volatility in oil prices and a ceasefire agreement in Ukraine also aided market sentiment. In contrast, Greece slumped 21.5% over a volatile quarter. Debt repayment negotiations between the newly-elected Syriza government and “troika” of the European
Union, the European Central Bank and the International Monetary Fund wildly fluctuated. Brazil maintained its slide with a further 15.2% fall as the real continued to plummet. Within the Index, the health care sector recorded the highest gains.
The energy sector rebounded, while utilities ended behind its sector counterparts.

In the second quarter of 2015, the Index returned 1.7%. A weakening of the U.S. dollar and the sustained equity rally in
China drove a significantly strong start. However, the Chinese equity surge sharply reversed towards the end of the quarter which weighed on the broader Index. Additionally, positive U.S. economic data and Fed statements strengthened the case for at least one U.S. interest rate rise later this year, which dampened investor appetite for riskier emerging markets investments. China (8.1%) remained one of the strongest performing regions over the quarter despite experiencing erratic movements in the latter part of the period. The increase was a contrast to the country’s disappointing economic data.
Notably, urban investment, retail sales and industrial output data was weak while consumer price inflation moved further away from the central bank’s target. Russia (8.0%), Brazil (6.3%), Greece (6.0%) and Colombia (3.6%) were other notable countries that outperformed despite also experiencing sharp sell-offs during the quarter. The rouble, real and euro all appreciated against the U.S. dollar. Select Asian markets were the worst performers over the quarter, with Indonesia being the worst performing country within the Index (-14.1%) despite gaining ground in June. In Indonesia, exports continued
to disappoint while first-quarter gross domestic product (“GDP”) also missed estimates. Malaysia slipped 7.2% as exports contracted more steeply than expected. Thailand declined 3.4% as the country remained in deflation. Meanwhile in India
(-3.1%), the central bank cut its lending rate as expected to 7.25% in an effort to increase investment. South Korea marginally underperformed the Index return (-0.3%) as trade numbers remained negative. Taiwan finished flat with the benchmark (0.1%). Within the Index, the energy and health care sectors outperformed. Technology was the only sector to decline over the quarter.

In the third quarter of 2015, the Index slumped 18.1% in the worst quarter for emerging markets equities in four years.
China’s growth slowdown caused significant volatility, while the strong U.S. dollar and instability in commodity markets weighed on investor sentiment. The market sell-off slowed in September, however, as emerging markets edged slightly higher following the Fed’s decision to keep interest rates steady. China (-23.9%) dragged down the Index return despite attempts by the government and central bank to stem the sliding bear market. The PBoC twice unexpectedly lowered its

6 Market Summary

Russell Investment Company

Market Summary as of October 31, 2015, continued — (Unaudited)

currency fix against the U.S. dollar, which caused nearly all emerging markets currencies to depreciate. Investors remained concerned about a “hard landing” for the economy. Industrial production, urban investments, house prices and retail sales figures confirmed that the domestic economy continued to slow. In addition, Brazil was the weakest-performing country over the quarter, slumping 33.6% with the real falling 21.5%, as a result of factors such as the commodity sell-off, a struggling economy and political corruption. Investors were increasingly concerned about Brazil’s economic ties to China.
Elsewhere in Latin America, oil exporter Colombia slipped 22.5% and metal exporter Peru declined 26.4%. Countries with large current account deficits sold-off over the quarter, including Turkey (-19.5%), South Africa (-18.3%) and, to a lesser extent, Indonesia (-24.8%). Mexico ended 10.9% lower. Russia (-13.2%) outperformed the broader Index return despite a
15.7% depreciation of the ruble over the period. In South Korea (-11.8%), second-quarter GDP slowed over the previous quarter. In Thailand (-15.9%), inflation continued to decline. In Taiwan (-16.5%), a growth slowdown and weak price pressures forced the central bank to unexpectedly cut interest rates to 1.75%. Malaysia decreased 17.5% as the ringgit depreciated 14.6% against the U.S. dollar. Eastern Europe was the best-performing region, including the Czech Republic
(-2.7%), Hungary (-3.6%) and Poland (-9.4%). All sectors declined in absolute terms. On a relative basis, financials and energy lagged behind, while safer haven sectors including consumer staples outperformed.

October of 2015 proved to be beneficial with the Index up 7.9%. The sell-off in the third quarter, driven by China concerns, reversed course. China’s economy reported an expansion as services grew and GDP was slightly higher than expected. In addition, a number of companies posted positive earnings surprises bringing up the asset class. Net inflows into emerging markets also turned positive with a large number of investors returning. In addition, steady U.S. interest rates added an element of much-needed stability to the investment environment.

U.S./Global Fixed Income Markets
The fiscal year ended October 31, 2015 was characterized by slowing global growth and commodity price weakness.
Overall, this was modestly positive for fixed income assets, as yields fell, particularly among sovereign bonds. On the other hand, credit sectors, primarily within the U.S., were challenged in this environment. Corporate bonds saw the largest drawdowns as sharply reduced commodity prices (oil in particular), weakening earnings growth and elevated new issuance weighed on returns. A key indicator of global fixed income performance, the Barclays Global Aggregate Index, returned
3.07% for the fiscal year, in U.S. dollar -hedged terms, as yields fell modestly and spreads widened during a fiscal year where growth fell somewhat short of expectations.

Regionally, Europe outperformed the U.S., bolstered by the launch of a relatively aggressive quantitative easing program and generally lower exposure to commodity-related sectors, particularly energy. The Barclays Pan-European Aggregate
Index returned 5.56% during the period (in U.S. dollar -hedged terms), led by Swiss and northern European sovereigns, reflecting more accommodative central bank policy, pervasive low inflation/deflation in the region and the economies’ “safe haven” status. The U.S., in comparison, returned 1.96% during the fiscal year as measured by the Barclays Aggregate
Index as U.S. Treasury yields fell less sharply and U.S. corporate credit underperformed European corporate credit, largely due to greater exposure to falling commodity prices. Australian and New Zealand bonds generally outperformed other developed markets, as both central banks eased monetary policy amid a slowdown in China and falling commodity prices.

In the U.S., economic data remained broadly positive, with solid nonfarm payroll gains and a steady decline in the unemployment rate to just above 5.00% by fiscal year-end, near long-term lows. Gross domestic product growth slowed modestly from earlier in the recovery, but held in around the 1.50%-2.50% range, on average, during the fiscal year. On the other hand, inflation and wage growth came in weak, driven partially by sharply lower commodity prices (including a 58%
drop in oil prices during the first quarter of the fiscal year). Combined with global growth headwinds, these were significant contributors to the Fed’s decisions, in successive meetings, not to raise interest rates. This pushing out of rate hike timing expectations drove yields lower during the period, bolstering U.S. Treasury returns.

Market Summary 7

Russell Investment Company

Market Summary as of October 31, 2015, continued — (Unaudited)

In Europe, uncertainty over the future of Greece’s debt position and potential bailout captured headline risk and drove market volatility during the first half of the fiscal year. This, combined with the European Central Bank’s launch of an unexpectedly aggressive quantitative easing program, saw yields among “core” European sovereign bonds fall markedly.
Peripheral spreads also tightened later on as a Greek bailout agreement was eventually reached. As European growth and inflation turned more positive (albeit still weak) in the second half of the fiscal year, yields came back slightly, but remained well below their levels at the beginning of the fiscal year.

Emerging markets experienced a meaningful, and relatively broad-based, slowdown in growth during the fiscal year, contributing to the sharp decline in commodity prices. China and Brazil were most notable. A slowdown in China’s manufacturing and trade sectors rattled markets despite successive moves to ease monetary policy and credit conditions.
In Brazil, growth continued to disappoint, as it has for the past few years, contracting by 2.60% in the second calendar quarter of 2015, and with a quickly deteriorating fiscal position and accelerating inflation.

Strong new issuance volumes characterized most credit sectors, particularly in the U.S., over the fiscal year, in both corporate and securitized markets. Overall, corporate credit detracted globally (the Barclays Global Aggregate Corporate
Index returned 1.75% below equivalent-duration U.S. Treasuries), particularly among industrials, and namely commodity-
related industries, primarily within the U.S. Securitized assets also underperformed U.S. Treasuries in aggregate (the
Barclays Global Aggregate Securitized Index returned 0.32% below equivalent-duration U.S. Treasuries), as mortgage-
backed securities were held back by lackluster housing data and slowing institutional demand.

High yield corporate credit was among the worst-performing segments of the market (the Barclays Global High Yield Index returned 1.97% below equivalent-duration Treasuries), due in large part to the strong sell-off among U.S. energy companies as the price of oil fell sharply and stayed low, significantly raising the likelihood of defaults across the sector. Emerging market (EM) debt underperformed developed markets (the Barclays EM Hard Currency Aggregate Index underperformed equivalent-duration U.S. Treasuries by 2.74%) as growth disappointed, particularly in key markets China and Brazil. Local currency EM bonds (those issued in the issuing country’s own currency) saw much larger declines (the Barclays EM Local
Currency Government Index returned -12.42%) as currencies were hit by both the slowdown in emerging market growth and the broader U.S. Dollar rally that occurred during the fiscal year.

8 Market Summary

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Russell Investment Company
Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell U.S. Core Equity Fund - Class A‡			Russell U.S. Core Equity Fund - Class I
	Total			Total
	Return			Return
1 Year	(1.81)%		1 Year	4.48%
5 Years	11.01	%§	5 Years	12.71	%§
10 Years	5.84	%§	10 Years	6.79	%§

Russell U.S. Core Equity Fund - Class C‡‡			Russell U.S. Core Equity Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	3.39%		1 Year	4.39%
5 Years	11.49	%§	5 Years	12.61	%§
10 Years	5.88	%§	10 Years	6.72	%§

Russell U.S. Core Equity Fund - Class E			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	4.14%		1 Year	4.86%
5 Years	12.36	%§	5 Years	14.32	%§
10 Years	6.49	%§	10 Years	7.98	%§

10 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell U.S. Core Equity Fund (the “Fund”) employs a	How did the investment strategies and techniques employed
multi-manager approach whereby portions of the Fund are	by the Fund and its money managers affect its benchmark-
allocated to different money manager strategies. Fund assets not	relative performance?
allocated to money managers are managed by Russell Investment	Stock selection effects within the producer durables sector (an
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	overweight to Raytheon) were favorable but within the consumer
may change the allocation of the Fund’s assets among money	discretionary sector (an overweight to Viacom, Inc.) detracted
managers at any time. An exemptive order from the Securities	from the Fund’s benchmark-relative performance for the fiscal
and Exchange Commission (“SEC”) permits RIMCo to engage	year. Factor exposures were mixed, as an overweight to stocks
or terminate a money manager at any time, subject to approval	with the lowest valuation ratios detracted, while an underweight
by the Fund’s Board, without a shareholder vote. Pursuant to the	to midcap stocks was rewarded. From a sector perspective, an
terms of the exemptive order, the Fund is required to notify its	overweight to consumer discretionary and health care stocks and
shareholders within 90 days of when a money manager begins	an underweight to energy stocks contributed positively to relative
providing services. As of October 31, 2015, the Fund had six	returns.
money managers.	The Fund employs discretionary and non-discretionary money
What is the Fund’s investment objective?	managers. The Fund’s discretionary money managers select
The Fund seeks to provide long term capital growth.	the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide
How did the Fund perform relative to its benchmark for the	a model portfolio to RIMCo representing their investment
fiscal year ended October 31, 2015?	recommendations, based upon which RIMCo purchases and sells
For the fiscal year ended October 31, 2015, the Fund’s Class	securities for the Fund. Fund assets not allocated to discretionary
A, Class C, Class E, Class I and Class S Shares gained 4.17%,	money managers include assets managed by RIMCo based upon
3.39%, 4.14%, 4.48% and 4.39%, respectively. This is compared	model portfolios provided by non-discretionary money managers,
to the Fund’s benchmark, the Russell 1000® Index, which gained	the Fund’s liquidity reserves and assets which may be managed
4.86% during the same period. The Fund’s performance includes	directly by RIMCo to effect the Fund’s investment strategies and/
operating expenses, whereas index returns are unmanaged and do	or to actively manage the Fund’s overall exposures by investing in
not include expenses of any kind.	securities or other instruments that RIMCo believes will achieve
For the fiscal year ended October 31, 2015, the Morningstar®	the desired risk/return profile for the Fund.
Large Blend, a group of funds that Morningstar considers to have	With respect to certain of the Fund’s money managers, Columbus
investment strategies similar to those of the Fund, gained 2.79%.	Circle Investors (“Columbus Circle”) was the worst performing
This result serves as a peer comparison and is expressed net of	manager for the period and underperformed the Russell 1000®
operating expenses.	Growth Index. Stock selection within the health care sector (an
RIMCo may assign a money manager a specific style or	overweight to McKesson Corporation and to Gilead Sciences)
capitalization benchmark other than the Fund’s index. However,	and within the materials & processing sector (an overweight to
the Fund’s primary index remains the benchmark for the Fund	United States Steel Corporation) held back benchmark-relative
and is representative of the aggregate of each money manager’s	performance. Factor exposures were mixed, and specifically a tilt
benchmark index.	toward high earnings variability detracted, although a tilt toward stocks with high forecasted growth was beneficial. An overweight
How did the market conditions described in the Market	to the consumer discretionary sector and an underweight to the
Summary report affect the Fund’s performance?	energy sector contributed positively to relative returns.
During the fiscal year, the U.S. large capitalization equity market	Sustainable Growth Advisers, LP (“Sustainable”) was the best
produced positive returns. Relevant Fund exposures included	performing manager for the period and outperformed the Russell
tilts toward stocks with the lowest valuation ratios (lowest price-	1000® Growth Index. Stock selection was the primary source
to-book and price-to-cash flow ratios) and consumer discretionary	of positive benchmark-relative return. Selection within the
and health care stocks, and away from midcap stocks, growth	consumer discretionary sector (an overweight to Amazon, Inc.,
stocks and energy stocks. Growth stocks significantly outperformed	Starbucks Corporation, and to Lowes Companies) was beneficial.
value stocks within the Russell 1000® Index, detracting from the	Sustainable’s tilt toward stocks with high forecasted growth and
Fund’s benchmark-relative performance. However, the Fund’s	away from stocks with high earnings variability was rewarded. An
tilts away from midcap stocks and energy stocks and toward	overweight to the energy sector held back further outperformance
consumer discretionary and health care stocks were beneficial.	as energy underperformed during the fiscal year.

Russell U.S. Core Equity Fund 11

Russell Investment Company
Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

Over the period, RIMCo managed a positioning strategy to seek to	During the third quarter of 2015, RIMCo terminated Institutional
achieve the desired risk/return profile for the Fund. During the	Capital LLC and Schneider as discretionary money managers for
third quarter of 2015, the positioning strategy was changed from	the Fund and hired Brandywine Global Investment Management,
a Russell Top 200® Defensive™ Index replication strategy to a	LLC as a non-discretionary money manager. The objective of this
positioning strategy that utilizes the output from a quantitative	change was to improve the value stock selection component of the
model to seek to position the portfolio to meet RIMCo’s overall	Fund’s excess return potential.
preferred positioning toward lower valuation stocks while also
providing defensive exposure. This strategy was implemented in	Money Managers as of October 31,
order to replace exposure that the Fund had previously received	2015	Styles
from Schneider Capital Management Corporation’s (“Schneider”)	Barrow, Hanley, Mewhinney & Strauss, LLC	Value
portfolio, which RIMCo removed from the Fund during the third	Brandywine Global Investment Management,
	LLC	Value
quarter of 2015 due to concerns about Schneider’s organizational	Columbus Circle Investors	Growth
stability. During the fiscal year, the Fund’s positioning strategy	Jacobs Levy Equity Management, Inc.	Defensive Value
provided the expected exposure to value stocks and performed	Suffolk Capital Management, LLC	Market-Oriented
as expected given its combination of deep value exposure and	Sustainable Growth Advisers, LP	Growth
defensive exposure. Its performance over the period was between	The views expressed in this report reflect those of the portfolio
that of the Russell 1000® Value Index and the Russell Top 200®	managers only through the end of the period covered by
Defensive™ Index.	the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
During the period, RIMCo used index futures contracts to equitize	affiliated organization. These views are subject to change
the Fund’s cash. The decision to equitize the Fund’s cash was	at any time based upon market conditions or other events,
beneficial to Fund performance for the fiscal year as the market	and RIMCo disclaims any responsibility to update the views
had a positive absolute return.	contained herein. These views should not be relied on as
Describe any changes to the Fund’s structure or the money	investment advice and, because investment decisions for
manager line-up.	a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2005.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class A Shares on September 2, 2008.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class C Shares on September 2, 2008.  The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares.  Had they done so, the returns shown for those periods would have been lower.  Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class S Shares on September 2, 2008.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$996.30	$1,019.71
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$5.48	$5.55

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.09%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2015	$992.70	$1,015.93
	Expenses Paid During Period*	$9.24	$9.35
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.84%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2015	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2015	$996.20	$1,019.71
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$5.48	$5.55
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.09%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell U.S. Core Equity Fund 13

Russell Investment Company
Russell U.S. Core Equity Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$997.80	$1,021.37
Expenses Paid During Period*	$3.83	$3.87

* Expenses are equal to the Fund's annualized expense ratio of 0.76%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$997.40	$1,020.97
Expenses Paid During Period*	$4.23	$4.28

* Expenses are equal to the Fund's annualized expense ratio of 0.84%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 95.8%			Wal-Mart Stores, Inc.	146,886	8,408
Consumer Discretionary - 14.4%			Walt Disney Co. (The)	84,662	9,629
Alibaba Group Holding, Ltd. - ADR(Æ)	20,398	1,710	Whirlpool Corp.	18,888	3,025
Amazon.com, Inc.(Æ)	15,443	9,666	Yum! Brands, Inc.	3,282	233
AutoZone, Inc.(Æ)	1,710	1,341			137,240
Best Buy Co., Inc.	1,972	69
Cablevision Systems Corp. Class A	2,230	73	Consumer Staples - 5.9%
Carnival Corp.	23,899	1,292	Altria Group, Inc.	150,232	9,085
CBS Corp. Class B	39,850	1,854	Archer-Daniels-Midland Co.	14,400	657
Comcast Corp. Class A(Æ)	46,786	2,930	Bunge, Ltd.	6,800	496
Costco Wholesale Corp.	13,071	2,067	Casey's General Stores, Inc.	2,040	217
Darden Restaurants, Inc.	19,000	1,176	Clorox Co. (The)	2,420	295
Delphi Automotive PLC	7,595	632	Coca-Cola Co. (The)	135,886	5,755
Dick's Sporting Goods, Inc.	3,200	143	Colgate-Palmolive Co.	49,771	3,302
Dillard's, Inc. Class A	5,575	499	Constellation Brands, Inc. Class A	12,678	1,709
DISH Network Corp. Class A(Æ)	3,900	246	CVS Health Corp.	6,633	655
DSW, Inc. Class A	24,297	606	General Mills, Inc.	2,223	129
Ford Motor Co.	68,000	1,007	Hershey Co. (The)	26,842	2,381
Fortune Brands Home & Security, Inc.	1,860	97	Kimberly-Clark Corp.	1,426	171
Gap, Inc. (The)	87,300	2,376	Kraft Heinz Co. (The)	988	77
General Motors Co.	153,953	5,375	Kroger Co. (The)	40,000	1,512
Goodyear Tire & Rubber Co. (The)	41,367	1,359	Mondelez International, Inc. Class A	160,205	7,395
Hilton Worldwide Holdings, Inc.	56,719	1,417	PepsiCo, Inc.	45,621	4,662
Home Depot, Inc.	7,970	985	Philip Morris International, Inc.	67,542	5,971
Jarden Corp.(Æ)	43,398	1,944	Procter & Gamble Co. (The)	85,602	6,538
Johnson Controls, Inc.	10,866	491	Reynolds American, Inc.	2,033	98
Kohl's Corp.	1,560	72	Sysco Corp.	38,813	1,601
L Brands, Inc.(Æ)	18,848	1,809	Tyson Foods, Inc. Class A	13,823	613
Lennar Corp. Class A	80,549	4,033	Walgreens Boots Alliance, Inc.	1,752	148
Liberty Interactive Corp. QVC Group Class			Whole Foods Market, Inc.	77,260	2,315
A(Æ)	2,540	70			55,782
Lowe's Cos., Inc.	48,090	3,550
Marriott International, Inc. Class A	5,898	453	Energy - 6.9%
McDonald's Corp.	6,398	718	Anadarko Petroleum Corp.	16,413	1,098
Michael Kors Holdings, Ltd.(Æ)	74,100	2,863	Antero Resources Corp.(Æ)	8,980	212
Netflix, Inc.(Æ)	10,269	1,113	Apache Corp.	27,100	1,277
News Corp. Class A	24,000	370	BP PLC - ADR	178,757	6,382
Nike, Inc. Class B	56,949	7,462	Cameron International Corp.(Æ)	1,871	127
Norwegian Cruise Line Holdings, Ltd.(Æ)	15,115	962	Chesapeake Energy Corp.	23,908	170
NVR, Inc.(Æ)	500	819	Chevron Corp.	27,850	2,531
Office Depot, Inc.(Æ)	57,378	437	Cimarex Energy Co.	18,506	2,185
O'Reilly Automotive, Inc.(Æ)	3,310	914	Columbia Pipeline Group, Inc.	9,713	202
Polaris Industries, Inc.	526	59	ConocoPhillips	75,913	4,050
Priceline Group, Inc. (The)(Æ)	4,026	5,855	Continental Resources, Inc.(Æ)	72,447	2,457
PulteGroup, Inc.	24,458	448	Core Laboratories NV	14,141	1,645
PVH Corp.	21,879	1,990	Devon Energy Corp.	35,477	1,488
Ralph Lauren Corp. Class A	742	82	EOG Resources, Inc.	30,502	2,619
Ross Stores, Inc.	31,200	1,578	EQT Corp.	1,800	119
Royal Caribbean Cruises, Ltd.	31,177	3,066	Exxon Mobil Corp.	124,268	10,282
Service Corp. International	2,539	72	FMC Technologies, Inc.(Æ)	7,800	264
Starbucks Corp.	135,565	8,482	Frank's International NV	3,900	67
Target Corp.	139,252	10,747	Hess Corp.	19,992	1,124
Time Warner, Inc.	60,579	4,564	HollyFrontier Corp.	6,500	318
TJX Cos., Inc.	55,305	4,048	Magna International, Inc. Class A(Æ)	22,974	1,211
Toll Brothers, Inc.(Æ)	10,871	391	Marathon Oil Corp.	13,725	252
Toyota Motor Corp. - ADR	23,512	2,883	Marathon Petroleum Corp.	25,702	1,331
Tribune Media Co. Class A	30,983	1,250	National Oilwell Varco, Inc.	2,707	102
Tupperware Brands Corp.	17,400	1,024	Newfield Exploration Co.(Æ)	57,615	2,315
Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	14,166	2,464	Occidental Petroleum Corp.	84,379	6,290
Under Armour, Inc. Class A(Æ)	18,338	1,744	ONEOK, Inc.	7,497	254
Viacom, Inc. Class B	4,014	198	PBF Energy, Inc. Class A	5,200	177
See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 15

Russell Investment Company
Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Phillips 66(Æ)	59,589	5,306	Marsh & McLennan Cos., Inc.	6,261	349
Pioneer Natural Resources Co.	2,788	382	MasterCard, Inc. Class A	87,964	8,708
Schlumberger, Ltd.	76,083	5,947	McGraw Hill Financial, Inc.	15,207	1,409
Spectra Energy Corp.	10,325	295	MetLife, Inc.	148,639	7,488
Tesoro Corp.	6,556	701	Mid-America Apartment Communities, Inc.
Valero Energy Corp.	28,400	1,872	(ö)	2,542	217
World Fuel Services Corp.	6,400	284	Morgan Stanley	6,862	226
		65,336	Morningstar, Inc.	1,800	148
			Navient Corp.	13,160	174
Financial Services - 21.3%			New York Community Bancorp, Inc.	12,122	200
ACE, Ltd.	3,857	438	Nomura Holdings, Inc. - ADR	304,400	1,915
Aflac, Inc.	5,452	348	Northern Trust Corp.	34,964	2,461
Allstate Corp. (The)	27,429	1,697	NorthStar Realty Finance Corp.(ö)	10,488	126
Ally Financial, Inc.(Æ)	14,000	279	PacWest Bancorp	4,262	192
American Capital Agency Corp.(ö)	11,504	205	PayPal Holdings, Inc.(Æ)	24,900	897
American Express Co.	113,800	8,337	PNC Financial Services Group, Inc. (The)	70,508	6,364
American International Group, Inc.	9,715	613	Principal Financial Group, Inc.	12,800	642
Ameriprise Financial, Inc.	20,184	2,328	Progressive Corp. (The)	27,000	894
Aon PLC	45,880	4,281	Prudential Financial, Inc.	39,784	3,282
Arch Capital Group, Ltd.(Æ)	9,400	704	Public Storage(ö)	1,632	374
AvalonBay Communities, Inc.(ö)	3,740	654	Regions Financial Corp.	282,936	2,645
Bank of America Corp.	1,051,483	17,644	Santander Consumer USA Holdings, Inc.(Æ)	115,341	2,077
Bank of New York Mellon Corp. (The)	24,100	1,004	Signature Bank(Æ)	1,730	258
Barclays PLC - ADR	21,820	310	Simon Property Group, Inc.(ö)	2,128	429
BB&T Corp.	7,742	288	State Street Corp.	135,535	9,352
Berkshire Hathaway, Inc. Class B(Æ)	44,816	6,096	SunTrust Banks, Inc.	26,805	1,113
BlackRock, Inc. Class A	867	305	Synchrony Financial(Æ)	81,462	2,506
Blackstone Group, LP (The)(Æ)	43,600	1,441	TFS Financial Corp.	20,401	358
Boston Properties, Inc.(ö)	2,800	352	Thomson Reuters Corp.	4,413	181
Capital One Financial Corp.	60,246	4,753	Travelers Cos., Inc. (The)	3,793	428
CBOE Holdings, Inc.	4,800	322	Two Harbors Investment Corp.(ö)	124,800	1,056
Chubb Corp. (The)	2,978	385	US Bancorp	92,071	3,884
Citigroup, Inc.	201,086	10,692	Visa, Inc. Class A	152,550	11,835
Citizens Financial Group, Inc.	76,700	1,864	Voya Financial, Inc.	50,398	2,045
CME Group, Inc. Class A	2,356	223	Wells Fargo & Co.	376,280	20,372
Comerica, Inc.	14,500	629			202,194
Cullen/Frost Bankers, Inc.	3,058	209
Discover Financial Services	76,802	4,318	Health Care - 13.7%
Equifax, Inc.	6,930	739	Abbott Laboratories	89,184	3,995
Equinix, Inc.(ö)	8,005	2,375	AbbVie, Inc.	28,300	1,685
Equity Residential(ö)	3,191	247	Aetna, Inc.	16,199	1,859
FactSet Research Systems, Inc.	8,240	1,443	Alexion Pharmaceuticals, Inc.(Æ)	4,999	880
Fidelity National Information Services, Inc.	12,500	911	Allergan PLC(Æ)	9,123	2,814
Fifth Third Bancorp	25,900	493	AmerisourceBergen Corp. Class A	23,943	2,311
First American Financial Corp.	10,117	386	Amgen, Inc.	44,464	7,033
FleetCor Technologies, Inc.(Æ)	25,485	3,692	Anthem, Inc.	14,580	2,029
Forest City Enterprises, Inc. Class A(Æ)	17,102	378	Baxalta, Inc.	5,490	189
Franklin Resources, Inc.	17,333	706	Baxter International, Inc.	5,105	191
Global Payments, Inc.	3,270	446	Becton Dickinson and Co.	1,577	225
Hartford Financial Services Group, Inc.	51,215	2,369	Biogen, Inc.(Æ)	863	251
Hatteras Financial Corp.(ö)	73,300	1,049	Bristol-Myers Squibb Co.	47,846	3,155
HCP, Inc.(ö)	6,716	250	Cardinal Health, Inc.	70,500	5,795
Howard Hughes Corp. (The)(Æ)	1,099	136	Celgene Corp.(Æ)	12,119	1,487
Intercontinental Exchange, Inc.	985	249	Cerner Corp.(Æ)	45,680	3,028
JPMorgan Chase & Co.	177,573	11,409	Cigna Corp.	13,111	1,757
KeyCorp	41,900	520	CR Bard, Inc.	3,520	656
KKR & Co., LP	165,095	2,831	DexCom, Inc.(Æ)	7,531	628
Leucadia National Corp.	8,701	174	Edwards Lifesciences Corp.(Æ)	11,071	1,740
Lincoln National Corp.	25,500	1,364	Eli Lilly & Co.	54,239	4,424
Loews Corp.	129,000	4,703	Endo International PLC(Æ)	13,533	812

See accompanying notes which are an integral part of the financial statements.

16 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Express Scripts Holding Co.(Æ)	3,891	336	Chicago Bridge & Iron Co.	32,500	1,458
Gilead Sciences, Inc.	49,986	5,405	Cintas Corp.	10,600	987
Horizon Pharma PLC(Æ)	43,438	683	CSX Corp.	83,577	2,256
Intuitive Surgical, Inc.(Æ)	2,057	1,022	Cummins, Inc.	1,373	142
Jazz Pharmaceuticals PLC(Æ)	5,814	798	Danaher Corp.	4,833	451
Johnson & Johnson	160,349	16,200	Deere & Co.	1,821	142
Mallinckrodt PLC(Æ)	14,411	946	Delta Air Lines, Inc.	110,097	5,597
McKesson Corp.	19,488	3,485	Eaton Corp. PLC	21,501	1,202
Medtronic PLC	108,409	8,014	Emerson Electric Co.	6,536	309
Merck & Co., Inc.	244,117	13,343	Expeditors International of Washington, Inc.	11,100	553
Mylan NV(Æ)	65,872	2,904	FedEx Corp.	29,629	4,624
Pfizer, Inc.	443,962	15,015	Fluor Corp.	1,890	90
PTC Therapeutics, Inc.(Æ)	21,000	522	General Dynamics Corp.	22,282	3,311
Qiagen NV(Æ)	21,000	508	General Electric Co.	106,532	3,081
Regeneron Pharmaceuticals, Inc.(Æ)	3,774	2,104	Honeywell International, Inc.	71,394	7,374
St. Jude Medical, Inc.	6,100	389	Illinois Tool Works, Inc.	3,076	283
Stryker Corp.	23,210	2,219	JetBlue Airways Corp.(Æ)	7,462	185
Thermo Fisher Scientific, Inc.	20,990	2,745	KBR, Inc.	14,700	271
UnitedHealth Group, Inc.	39,454	4,647	Lockheed Martin Corp.	16,098	3,539
Zimmer Biomet Holdings, Inc.	18,674	1,953	Norfolk Southern Corp.	32,294	2,584
ZS Pharma, Inc.(Æ)	6,200	403	Northrop Grumman Corp.	19,299	3,623
		130,585	Oshkosh Corp.	34,500	1,418
			Paychex, Inc.	36,300	1,872
Materials and Processing - 3.4%			Raytheon Co.	93,124	10,933
Air Products & Chemicals, Inc.	1,344	187	Ryder System, Inc.	1,022	73
CRH PLC - ADR	176,900	4,840	Southwest Airlines Co.	105,100	4,865
Dow Chemical Co. (The)	48,759	2,519	Stanley Black & Decker, Inc.	50,678	5,371
Eastman Chemical Co.	26,000	1,876	Terex Corp.	51,500	1,033
Ecolab, Inc.	31,950	3,845	Textron, Inc.	15,032	634
EI du Pont de Nemours & Co.	2,552	162	Tyco International PLC	2,893	105
Hexcel Corp.	30,540	1,415	Union Pacific Corp.	41,069	3,670
International Paper Co.	41,265	1,762	United Continental Holdings, Inc.(Æ)	35,424	2,136
Louisiana-Pacific Corp.(Æ)	76,400	1,349	United Parcel Service, Inc. Class B	31,276	3,222
LyondellBasell Industries NV Class A	1,959	182	United Technologies Corp.	25,386	2,498
Masco Corp.	41,400	1,201	Verisk Analytics, Inc. Class A(Æ)	36,540	2,617
Monsanto Co.	24,425	2,277	Waste Management, Inc.	4,440	239
Olin Corp.	5,278	101	Waters Corp.(Æ)	460	59
PPG Industries, Inc.	49,892	5,202	WW Grainger, Inc.	395	83
Praxair, Inc.	2,633	292	Xylem, Inc.	57,892	2,108
Precision Castparts Corp.	1,350	312			103,667
Reliance Steel & Aluminum Co.	35,200	2,110
Rio Tinto PLC - ADR	39,500	1,442	Technology - 14.1%
Scotts Miracle-Gro Co. (The) Class A	1,000	66	Activision Blizzard, Inc.	33,600	1,168
Sherwin-Williams Co. (The)	4,160	1,110	Adobe Systems, Inc.(Æ)	27,721	2,458
Southern Copper Corp.	3,275	91	Alphabet, Inc. Class A(Æ)	6,371	4,698
WestRock Co.	1,705	92	Alphabet, Inc. Class C(Æ)	14,690	10,442
		32,433	Apple, Inc.	152,754	18,254
			Applied Materials, Inc.	71,200	1,194
Producer Durables - 10.9%			ARM Holdings PLC - ADR	67,541	3,204
3M Co.	4,341	682	ARRIS Group, Inc.(Æ)	40,300	1,139
Accenture PLC Class A	27,480	2,946	Arrow Electronics, Inc.(Æ)	1,400	77
AECOM(Æ)	39,600	1,167	Avago Technologies, Ltd. Class A	20,284	2,498
Allison Transmission Holdings, Inc. Class A	3,030	87	Avnet, Inc.	3,414	155
American Airlines Group, Inc.	73,700	3,406	CDK Global, Inc.	1,663	83
Ametek, Inc.	1,947	107	China Mobile, Ltd. - ADR	47,800	2,883
Automatic Data Processing, Inc.	72,180	6,279	Cisco Systems, Inc.	305,874	8,825
Boeing Co. (The)	12,358	1,830	Cognizant Technology Solutions Corp. Class
Carlisle Cos., Inc.	845	73	A(Æ)	3,317	226
Caterpillar, Inc.	23,626	1,724	Cypress Semiconductor Corp.	2,000	21
CH Robinson Worldwide, Inc.	5,300	368	EMC Corp.	11,227	294

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 17

Russell Investment Company
Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair	Principal	Fair
	Amount ($) or		Value	Amount ($) or	Value
	Shares		$	Shares	$
Facebook, Inc. Class A(Æ)	83,989		8,564	(identified cost $792,979)	947,204
Gartner, Inc.(Æ)	6,300		571
HP Inc.(Æ)	79,488		2,143	Other Assets and Liabilities, Net
Intel Corp.	335,895		11,373	- 0.3%	3,008
International Business Machines Corp.	29,616		4,149	Net Assets - 100.0%	950,212
Juniper Networks, Inc.	21,800		684
Lam Research Corp.	36,806		2,819
LinkedIn Corp. Class A(Æ)	4,445		1,071
Marvell Technology Group, Ltd.	38,500		316
Micron Technology, Inc.(Æ)	190,400		3,153
Microsoft Corp.	257,804		13,571
NetApp, Inc.	15,600		530
NXP Semiconductors NV(Æ)	49,692		3,893
Oracle Corp.	135,662		5,269
Palo Alto Networks, Inc.(Æ)	6,830		1,100
QUALCOMM, Inc.	9,776		581
Red Hat, Inc.(Æ)	35,245		2,788
Salesforce.com, Inc.(Æ)	23,176		1,801
SAP SE - ADR	38,310		3,015
ServiceNow, Inc.(Æ)	17,804		1,454
Splunk, Inc.(Æ)	15,834		889
Symantec Corp.	89,899		1,852
Synopsys, Inc.(Æ)	40,200		2,009
Tableau Software, Inc. Class A(Æ)	12,309		1,033
Texas Instruments, Inc.	6,656		378
VMware, Inc. Class A(Æ)	6,600		397
Western Digital Corp.	7,500		501
Zynga, Inc. Class A(Æ)	120,600		286
			133,809

Utilities - 5.2%
American Electric Power Co., Inc.	34,502		1,955
AT&T, Inc.	423,307		14,185
Canadian Natural Resources, Ltd.	111,400		2,587
Consolidated Edison, Inc.	2,000		131
Dominion Resources, Inc.	5,164		369
Duke Energy Corp.	27,461		1,963
Edison International	10,600		641
Entergy Corp.	72,600		4,948
Exelon Corp.	31,954		892
FirstEnergy Corp.	6,821		213
NextEra Energy, Inc.	30,840		3,166
PG&E Corp.	14,611		780
Sempra Energy	17,700		1,813
Southern Co. (The)	48,201		2,174
Verizon Communications, Inc.	282,619		13,249
			49,066

Total Common Stocks
(cost $755,887)			910,112

Short-Term Investments - 3.9%
Russell U.S. Cash Management Fund	34,093,053	(8)	34,093
United States Treasury Bills
Zero coupon due 02/04/16	2,000		2,000
Zero coupon due 04/07/16	1,000		999
Total Short-Term Investments
(cost $37,092)			37,092

Total Investments 99.7%

See accompanying notes which are an integral part of the financial statements.

18 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of	Notional			Expiration	(Depreciation)
		Contracts	Amount			Date	$
Long Positions
S&P 500 E-Mini Index Futures		322	USD	33,387		12/15	1,868
S&P Technology Index Futures		138	USD		6,032	12/15	486
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							2,354

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3			Total	% of Net Assets
Common Stocks
Consumer Discretionary	$137,240	$—		$—		$137,240	14.4
Consumer Staples	55,782	—		—		55,782	5.9
Energy	65,336	—		—		65,336	6.9
Financial Services	202,194	—		—		202,194	21.3
Health Care	130,585	—		—		130,585	13.7
Materials and Processing	32,433	—		—		32,433	3.4
Producer Durables	103,667	—		—		103,667	10.9
Technology	133,809	—		—		133,809	14.1
Utilities	49,066	—		—		49,066	5.2
Short-Term Investments	—	37,092		—		37,092	3.9
Total Investments	910,112	37,092		—		947,204	99.7
Other Assets and Liabilities, Net							0.3
							100.0
Other Financial Instruments
Futures Contracts	2,354	—		—		2,354	0.2
Total Other Financial Instruments*	$2,354	$—		$—		$2,354

*    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 19

Russell Investment Company
Russell U.S. Core Equity Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$2,354

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$4,809

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$1,025

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

20 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Liabilities
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$180	$	— $	180
Total Financial and Derivative Liabilities	180	—	180
Financial and Derivative Liabilities not subject to a netting agreement	(180)	—	(180)
Total Financial and Derivative Liabilities subject to a netting agreement	$—	$	— $	—

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 21

Russell Investment Company
Russell U.S.Core Equity Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$792,979
Investments, at fair value(>)	947,204
Receivables:
Dividends and interest	1,308
Dividends from affiliated Russell funds	4
Investments sold	13,072
Fund shares sold	146
Total assets	961,734

Liabilities
Payables:
Investments purchased	9,864
Fund shares redeemed	684
Accrued fees to affiliates	659
Other accrued expenses	135
Variation margin on futures contracts	180
Total liabilities	11,522

Net Assets	$950,212

See accompanying notes which are an integral part of the financial statements.

22 Russell U.S.Core Equity Fund

Russell Investment Company
Russell U.S.Core Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$522
Accumulated net realized gain (loss)	158,474
Unrealized appreciation (depreciation) on:
Investments	154,225
Futures contracts	2,354
Shares of beneficial interest	247
Additional paid-in capital	634,390
Net Assets	$950,212

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$38.50
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$40.85
Class A — Net assets	$34,473,872
Class A — Shares outstanding ($.01 par value)	895,491
Net asset value per share: Class C(#)	$37.90
Class C — Net assets	$50,046,338
Class C — Shares outstanding ($.01 par value)	1,320,524
Net asset value per share: Class E(#)	$38.53
Class E — Net assets	$7,751,735
Class E — Shares outstanding ($.01 par value)	201,168
Net asset value per share: Class I(#)	$38.42
Class I — Net assets	$496,057,302
Class I — Shares outstanding ($.01 par value)	12,910,302
Net asset value per share: Class S(#)	$38.45
Class S — Net assets	$361,882,716
Class S — Shares outstanding ($.01 par value)	9,412,898
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$34,093

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S.Core Equity Fund 23

Russell Investment Company
Russell U.S.Core Equity Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$23,954
Dividends from affiliated Russell funds	50
Interest	2
Total investment income	24,006

Expenses
Advisory fees	6,973
Administrative fees	604
Custodian fees	237
Distribution fees - Class A	89
Distribution fees - Class C	400
Transfer agent fees - Class A	71
Transfer agent fees - Class C	107
Transfer agent fees - Class E	20
Transfer agent fees - Class I	633
Transfer agent fees - Class S	799
Transfer agent fees - Class Y	11
Professional fees	79
Registration fees	109
Shareholder servicing fees - Class C	133
Shareholder servicing fees - Class E	25
Trustees’ fees	35
Printing fees	40
Miscellaneous	44
Total expenses	10,409
Net investment income (loss)	13,597

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	267,152
Futures contracts	4,809
Net realized gain (loss)	271,961
Net change in unrealized appreciation (depreciation) on:
Investments	(199,076)
Futures contracts	1,025
Net change in unrealized appreciation (depreciation)	(198,051)
Net realized and unrealized gain (loss)	73,910
Net Increase (Decrease) in Net Assets from Operations	$87,507

See accompanying notes which are an integral part of the financial statements.

24 Russell U.S.Core Equity Fund

Russell Investment Company
Russell U.S.Core Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,597	$25,106
Net realized gain (loss)	271,961	283,715
Net change in unrealized appreciation (depreciation)	(198,051)	(34,287)
Net increase (decrease) in net assets from operations	87,507	274,534

Distributions
From net investment income
Class A	(404)	(320)
Class C	(300)	(211)
Class E	(108)	(153)
Class I	(7,732)	(7,259)
Class S	(5,525)	(5,100)
Class Y	(1,675)	(10,752)
From net realized gain
Class A	(5,083)	—
Class C	(7,688)	—
Class E	(1,465)	—
Class I	(78,180)	—
Class S	(59,594)	—
Class Y	(95,647)	—
Net decrease in net assets from distributions	(263,401)	(23,795)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(684,853)	(567,295)
Total Net Increase (Decrease) in Net Assets	(860,747)	(316,556)

Net Assets
Beginning of period	1,810,959	2,127,515
End of period	$950,212	$1,810,959
Undistributed (overdistributed) net investment income included in net assets	$522	$2,285

See accompanying notes which are an integral part of the financial statements.

Russell U.S.Core Equity Fund 25

Russell Investment Company
Russell U.S.Core Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:

	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	100	$3,876	87	$3,527
Proceeds from reinvestment of distributions	142	5,454	8	317
Payments for shares redeemed	(185)	(7,192)	(133)	(5,377)
Net increase (decrease)	57	2,138	(38)	(1,533)
Class C
Proceeds from shares sold	69	2,655	80	3,165
Proceeds from reinvestment of distributions	209	7,944	5	209
Payments for shares redeemed	(232)	(8,925)	(269)	(10,831)
Net increase (decrease)	46	1,674	(184)	(7,457)
Class E
Proceeds from shares sold	13	525	23	920
Proceeds from reinvestment of distributions	41	1,562	3	152
Payments for shares redeemed	(117)	(4,525)	(277)	(11,483)
Net increase (decrease)	(63)	(2,438)	(251)	(10,411)
Class I
Proceeds from shares sold	804	30,527	1,230	50,569
Proceeds from reinvestment of distributions	2,215	85,273	173	7,189
Payments for shares redeemed	(3,340)	(130,628)	(3,380)	(139,008)
Net increase (decrease)	(321)	(14,828)	(1,977)	(81,250)
Class S
Proceeds from shares sold	829	32,394	1,103	44,906
Proceeds from reinvestment of distributions	1,658	63,868	121	5,010
Payments for shares redeemed	(2,991)	(116,150)	(3,119)	(127,204)
Net increase (decrease)	(504)	(19,888)	(1,895)	(77,288)
Class Y
Proceeds from shares sold	158	6,425	722	29,244
Proceeds from reinvestment of distributions	2,529	97,322	260	10,752
Payments for shares redeemed	(19,070)	(755,258)	(10,596)	(429,352)
Net increase (decrease)	(16,383)	(651,511)	(9,614)	(389,356)
Total increase (decrease)	(17,168)	$(684,853)	(13,959)	$(567,295)

See accompanying notes which are an integral part of the financial statements.

26 Russell U.S.Core Equity Fund

(This page intentionally left blank)

Russell Investment Company
Russell U.S. Core Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	43.30	.31	1.44	1.75	(.44)	(6.11)
October 31, 2014	38.17	.39	5.12	5.51	(.38)	—
October 31, 2013	30.29	.31	7.88	8.19	(.31)	—
October 31, 2012	27.08	.21	3.23	3.44	(.23)	—
October 31, 2011	26.05	.17	1.03	1.20	(.17)	—

Class C
October 31, 2015	42.78	.02	1.42	1.44	(.21)	(6.11)
October 31, 2014	37.78	.08	5.07	5.15	(.15)	—
October 31, 2013	30.01	.05	7.80	7.85	(.08)	—
October 31, 2012	26.89	(.01)	3.20	3.19	(.07)	—
October 31, 2011	25.91	(.03)	1.03	1.00	(.02)	—

Class E
October 31, 2015	43.33	.31	1.43	1.74	(.43)	(6.11)
October 31, 2014	38.17	.40	5.13	5.53	(.37)	—
October 31, 2013	30.29	.32	7.87	8.19	(.31)	—
October 31, 2012	27.06	.23	3.21	3.44	(.21)	—
October 31, 2011	26.02	.20	1.03	1.23	(.19)	—

Class I
October 31, 2015	43.24	.44	1.43	1.87	(.58)	(6.11)
October 31, 2014	38.10	.52	5.13	5.65	(.51)	—
October 31, 2013	30.24	.42	7.86	8.28	(.42)	—
October 31, 2012	27.04	.31	3.22	3.53	(.33)	—
October 31, 2011	26.01	.27	1.02	1.29	(.26)	—

Class S
October 31, 2015	43.26	.41	1.43	1.84	(.54)	(6.11)
October 31, 2014	38.12	.49	5.13	5.62	(.48)	—
October 31, 2013	30.26	.39	7.86	8.25	(.39)	—
October 31, 2012	27.04	.28	3.23	3.51	(.29)	—
October 31, 2011	26.01	.24	1.03	1.27	(.24)	—

See accompanying notes which are an integral part of the financial statements.

28 Russell U.S. Core Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(6.55)	38.50	4.17	34,474	1.09	1.09	.79	103
(.38)	43.30	14.49	36,334	1.08	1.08	.95	73
(.31)	38.17	27.19	33,491	1.07	1.07	.90	97
(.23)	30.29	12.73	29,349	1.07	1.07	.72	117
(.17)	27.08	4.60	29,238	1.07	1.07	.62	90

(6.32)	37.90	3.39	50,046	1.84	1.84	.04	103
(.15)	42.78	13.66	54,530	1.83	1.83	.21	73
(.08)	37.78	26.23	55,105	1.82	1.82	.16	97
(.07)	30.01	11.89	53,222	1.82	1.82	(.02)	117
(.02)	26.89	3.81	61,417	1.82	1.82	(.13)	90

(6.54)	38.53	4.14	7,752	1.09	1.09	.80	103
(.37)	43.33	14.52	11,449	1.08	1.08	.97	73
(.31)	38.17	27.18	19,657	1.07	1.06	.95	97
(.21)	30.29	12.78	25,075	1.07	1.02	.81	117
(.19)	27.06	4.67	67,675	1.07	.99	.71	90

(6.69)	38.42	4.48	496,057.76		.76	1.12	103
(.51)	43.24	14.90	572,064.75		.75	1.28	73
(.42)	38.10	27.59	579,477.74		.74	1.23	97
(.33)	30.24	13.13	597,630.74		.74	1.07	117
(.26)	27.04	4.95	887,294.74		.74	.96	90

(6.65)	38.45	4.42	361,883.84		.84	1.04	103
(.48)	43.26	14.80	428,952.83		.83	1.20	73
(.39)	38.12	27.51	450,265.82		.82	1.15	97
(.29)	30.26	13.01	440,333.82		.82	.99	117
(.24)	27.04	4.87	1,509,859.82		.82	.87	90

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 29

Russell Investment Company
Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell U.S. Defensive Equity Fund - Class A‡			Russell U.S. Defensive Equity Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	(1.18)%		1 Year	5.14%
5 Years	11.89	%§	5 Years	13.50	%§
10 Years	5.59	%§	10 Years	6.47	%§

Russell U.S. Defensive Equity Fund - Class C‡‡			Russell U.S. Defensive Equity Fund - Class Y
	Total			Total
	Return			Return
1 Year	4.09%		1 Year	5.34%
5 Years	12.38	%§	5 Years	13.72	%§
10 Years	5.63	%§	10 Years	6.63	%§

Russell U.S. Defensive Equity Fund - Class E			Russell 1000® Defensive IndexTM**
	Total			Total
	Return			Return
1 Year	4.87%		1 Year	5.81%
5 Years	13.25	%§	5 Years	14.56	%§
10 Years	6.24	%§	10 Years	8.06	%§

Russell U.S. Defensive Equity Fund - Class I			U.S. Defensive Equity Linked Benchmark***
	Total			Total
	Return			Return
1 Year	5.21%		1 Year	5.81%
5 Years	13.60	%§	5 Years	13.67	%§
10 Years	6.54	%§	10 Years	7.67	%§

30 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell U.S. Defensive Equity Fund (the “Fund”) employs	the technology sector, while being relatively neutral to most other
a multi-manager approach whereby portions of the Fund are	sectors. The Fund was consistently underweight the largest stocks
allocated to different money manager strategies. Fund assets not	by market capitalization and the highest dividend yielding stocks
allocated to money managers are managed by Russell Investment	while it was overweight stocks with higher price momentum
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	and faster long-term growth, but with attractive valuations. The
may change the allocation of the Fund’s assets among money	market environment was mixed relative to these factors.
managers at any time. An exemptive order from the Securities
and Exchange Commission (“SEC”) permits RIMCo to engage	How did the investment strategies and techniques employed
or terminate a money manager at any time, subject to approval	by the Fund and its money managers affect its benchmark-
by the Fund’s Board, without a shareholder vote. Pursuant to the	relative performance?
terms of the exemptive order, the Fund is required to notify its	The Fund employs discretionary money managers. The Fund’s
shareholders within 90 days of when a money manager begins	discretionary money managers select the individual portfolio
providing services. As of October 31, 2015, the Fund had four	securities for the assets assigned to them. Fund assets not
money managers.	allocated to discretionary money managers include the Fund’s liquidity reserves and assets which may be managed directly
What is the Fund’s investment objective?	by RIMCo to effect the Fund’s investment strategies and/or to
The Fund seeks to provide long term capital growth.	actively manage the Fund’s overall exposures by investing in

How did the Fund perform relative to its benchmark for the	securities or other instruments that RIMCo believes will achieve
fiscal year ended October 31, 2015?	the desired risk/return profile for the Fund.
For the fiscal year ended October 31, 2015, the Fund’s Class A,	At the Fund level, sector selection detracted while stock selection
Class C, Class E, Class I, Class S and Class Y Shares gained	was positive overall. An underweight to the technology sector
4.86%, 4.09%, 4.87%, 5.21%, 5.14% and 5.34%, respectively.	detracted while an overweight to the utilities sector contributed
This is compared to the Fund’s benchmark, the Russell 1000®	positively. Stock selection within the technology sector (Avago
Defensive™ Index, which gained 5.81% during the same period.	Technologies Limited, International Business Machines
The Fund’s performance includes operating expenses, whereas	Corporation, and Facebook, Inc. Class A) contributed most
index returns are unmanaged and do not include expenses of any	positively while stock selection within the utilities sector (Entergy
kind.	Corporation) detracted.
For the fiscal year ended October 31, 2015, the Morningstar®	With respect to certain of the Fund’s money managers that were
Large Blend, a group of funds that Morningstar considers to have	managers for the entire fiscal year, J.P. Morgan Investment
investment strategies similar to those of the Fund, gained 2.79%.	Management, Inc. (“JPMorgan”) was the worst performing
This result serves as a peer comparison and is expressed net of	manager and outperformed the Russell 1000® Defensive™ Index.
operating expenses.	JPMorgan’s exposure to growth and value contributed positively while exposure to volatility and leverage detracted. JPMorgan’s
RIMCo may assign a money manager a specific style or	allocation to sectors detracted while stock selection contributed
capitalization benchmark other than the Fund’s index. However,	positively to excess returns. An overweight to the consumer
the Fund’s primary index remains the benchmark for the Fund	discretionary sector contributed positively while an underweight
and is representative of the aggregate of each money manager’s	to the technology sector detracted. Stock selection within the
benchmark index.	technology (Avago Technologies Limited and International
How did the market conditions described in the Market	Business Machines Corporation) sector contributed positively
Summary report affect the Fund’s performance?	while stock selection within the producer durables (Union
The fiscal year saw relatively strong performance for U.S. large	Pacific Corporation and United Technologies Corporation) sector
capitalization and defensive equity securities. Energy stocks	detracted.
declined the most during the year while materials & processing,	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) was the
utilities, and producer durables generated modest returns.	best performing manager for the one-year period and outperformed
Consumer discretionary stocks were the standout performers,	the Russell 1000® Defensive™ Index. Jacobs Levy’s exposure
while consumer staples, financial services, and technology stocks	to growth, medium-term momentum, and earnings revisions,
also generated above market returns.	contributed positively while exposure to market capitalization,
Relative to its benchmark, the Russell 1000® Defensive™ Index,	earnings-to-price, and earnings-per-share variability detracted.
the Fund was overweight the healthcare sector and underweight	Sector selection contributed positively while stock selection

Russell U.S. Defensive Equity Fund 31

Russell Investment Company
Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

detracted during the year. An overweight to the consumer	from premiums received on their sale. RIMCo’s strategy of not
discretionary sector contributed strongly while an overweight	equitizing all of the Fund’s cash had mixed results given market
to the healthcare sector detracted. Security selection within	volatility.
the energy (Schlumberger NV) sector contributed positively
while stock selection within the consumer staples (Mondelez	Describe any changes to the Fund’s structure or the money
International, Inc. Class A, Philip Morris International Inc.)	manager line-up.
sector detracted.	In September 2015, RIMCo hired Coho Partners, Ltd. and
terminated INTECH Investment Management LLC. In connection
Until September 2015, RIMCo pursued a positioning strategy for	with these changes, RIMCo also changed JP Morgan Investment
the Fund that was a replication of a blended index that included	Management Inc.’s mandate to be a split between a defensive
the Russell Top 200® Defensive™ Index, which consists of the	strategy and a managed volatility strategy. The Fund’s target
largest stocks within the Russell 1000® Defensive™ Index, and	allocations to RIMCo and the money managers were also adjusted.
the Russell 1000® Defensive™ Energy Index, which consists of
the energy stocks within the Russell 1000® Defensive™ Index.	Money Managers as of October 31,
This strategy was designed to reduce the Fund’s underweight to	2015	Styles
market capitalization and to the energy sector. For part of 2015,	Coho Partners, Ltd.	Defensive
the Russell Top 200® Defensive™ Index excluded biotechnology	J.P. Morgan Investment Management, Inc.	Defensive
and REIT stocks. Although the RIMCo positioning strategy	Jacobs Levy Equity Management Inc.	Defensive
achieved its hedging objective, when viewed as a stand-alone	PanAgora Asset Management Inc.	Defensive
strategy, it underperformed the Fund’s index. In September 2015,	The views expressed in this report reflect those of the portfolio
RIMCo changed the strategy to replicate the Russell 1000®	managers only through the end of the period covered by
Investment Concept Defensive™ Index, which provides exposure	the report. These views do not necessarily represent the
to defensive factors and is based on the Russell 1000® Index.	views of RIMCo or any other person in RIMCo or any other
During the period when the strategy was managed to the Russell	affiliated organization. These views are subject to change
1000® Investment Concept Defensive™ Index, the strategy	at any time based upon market conditions or other events,
underperformed the Fund’s benchmark.	and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
During the period, RIMCo used a combination of index futures	investment advice and, because investment decisions for
contracts to equitize a portion of the Fund’s cash and sold equity	a Russell Investment Company (“RIC”) Fund are based on
index put options with respect to the portion of the Fund’s cash	numerous factors, should not be relied on as an indication
that RIMCo determined not to equitize in order to seek gains	of investment decisions of any RIC Fund.

32 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

* Assumes initial investment on November 1, 2005.

** Russell 1000® Defensive IndexTM measures the performance of the large-cap defensive segment of the U.S. equity universe. It includes those Russell 1000®
Index companies with relatively stable business conditions which are less sensitive to economic cycles, credit cycles, and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets.

*** The U.S. Defensive Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The U.S. Defensive Equity Linked Benchmark represents the returns of the Russell 1000® Index through
August 14, 2012 and the returns of the Russell 1000® Defensive Index thereafter.

‡ The Fund first issued Class A Shares on September 2, 2008.  The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E
Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡ The Fund first issued Class C Shares on September 2, 2008.  The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares.  Had they done so, the returns shown for those periods would have been lower.  Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class S Shares on September 2, 2008.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Defensive Equity Fund 33

Russell Investment Company
Russell U.S. Defensive Equity Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance
you understand your ongoing costs (in dollars) of investing in		Actual	(5% return
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	before expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$1,019.50	$1,019.86
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$5.40	$5.40

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.06%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance
that you paid over the period. Simply divide your account value by		Actual	(5% return
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	before expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2015	$1,015.70	$1,016.08
	Expenses Paid During Period*	$9.20	$9.20
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.81%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance
		Actual	(5% return
may not be used to estimate the actual ending account balance or	Class E	Performance	before expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2015	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2015	$1,019.50	$1,019.86
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$5.40	$5.40
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.06%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

34 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance
	Actual	(5% return
Class I	Performance	before expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$1,021.30	$1,021.53
Expenses Paid During Period*	$3.72	$3.72

* Expenses are equal to the Fund's annualized expense ratio of 0.73%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance
	Actual	(5% return
Class S	Performance	before expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$1,020.90	$1,021.12
Expenses Paid During Period*	$4.13	$4.13

* Expenses are equal to the Fund's annualized expense ratio of 0.81%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance
	Actual	(5% return
Class Y	Performance	before expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$1,021.80	$1,022.08
Expenses Paid During Period*	$3.16	$3.16

* Expenses are equal to the Fund's annualized expense ratio of 0.62%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell U.S. Defensive Equity Fund 35

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 91.5%			Consumer Staples - 12.7%
Consumer Discretionary - 12.5%			Altria Group, Inc.	127,969	7,738
Advance Auto Parts, Inc.	610	121	Archer-Daniels-Midland Co.	14,774	675
Amazon.com, Inc.(Æ)	223	140	Brown-Forman Corp. Class B - ADR(Æ)	1,655	176
AutoZone, Inc.(Æ)	5,727	4,492	Bunge, Ltd.	529	39
Bed Bath & Beyond, Inc.(Æ)	1,181	70	Campbell Soup Co.	11,448	581
Brinker International, Inc.	8,215	374	Casey's General Stores, Inc.	2,100	223
Choice Hotels International, Inc.	11,677	611	Church & Dwight Co., Inc.	1,246	107
Comcast Corp. Class A(Æ)	113,268	7,093	Clorox Co. (The)	10,030	1,223
Costco Wholesale Corp.	37,176	5,878	Coca-Cola Co. (The)	342,419	14,501
Darden Restaurants, Inc.	18,200	1,126	Coca-Cola Enterprises, Inc.	53,579	2,751
Delphi Automotive PLC	3,806	317	Colgate-Palmolive Co.	8,847	587
Dick's Sporting Goods, Inc.	10,608	473	Constellation Brands, Inc. Class A	8,130	1,096
Dollar General Corp.	123,470	8,368	CVS Health Corp.	105,407	10,412
Dollar Tree, Inc.(Æ)	2,280	149	Dr Pepper Snapple Group, Inc.	57,201	5,112
Domino's Pizza, Inc.	15,153	1,616	Flowers Foods, Inc.	2,072	56
Dunkin' Brands Group, Inc.	26,002	1,077	General Mills, Inc.	3,489	203
eBay, Inc.(Æ)	2,983	83	Hershey Co. (The)	21,800	1,933
Estee Lauder Cos., Inc. (The) Class A	9,793	788	Hormel Foods Corp.	2,591	175
Foot Locker, Inc.	17,541	1,188	Ingredion, Inc.	943	90
Gap, Inc. (The)	23,351	636	JM Smucker Co. (The)	32,400	3,803
Garmin, Ltd.	1,033	37	Kimberly-Clark Corp.	20,707	2,479
Genuine Parts Co.	1,611	146	Kroger Co. (The)	85,565	3,234
Home Depot, Inc.	95,231	11,774	McCormick & Co., Inc.	1,735	146
Hyatt Hotels Corp. Class A(Æ)	450	23	Mead Johnson Nutrition Co. Class A	773	63
J Alexander's Holdings, Inc.(Æ)	5,956	57	Molson Coors Brewing Co. Class B	38,060	3,353
John Wiley & Sons, Inc. Class A(Æ)	491	26	Mondelez International, Inc. Class A	127,670	5,893
Leggett & Platt, Inc.	1,747	79	PepsiCo, Inc.	144,526	14,769
LKQ Corp.(Æ)	2,447	72	Philip Morris International, Inc.	170,911	15,109
Lowe's Cos., Inc.	125,031	9,231	Pinnacle Foods, Inc.	721	32
Madison Square Garden Co. (The) Class A(Æ)	198	35	Procter & Gamble Co. (The)	289,469	22,110
Marriott International, Inc. Class A	38,317	2,942	Reynolds American, Inc.	135,305	6,538
McDonald's Corp.	47,389	5,319	Sysco Corp.	42,213	1,741
MSG Networks, Inc.(Æ)	596	12			126,948
Murphy USA, Inc.(Æ)	447	27
Nike, Inc. Class B	48,726	6,385	Energy - 4.7%
Nordstrom, Inc.	1,098	72	Chevron Corp.	98,464	8,948
NVR, Inc.(Æ)	1,468	2,404	Columbia Pipeline Group, Inc.	55,327	1,149
Omnicom Group, Inc.	54,077	4,051	ConocoPhillips	3,073	164
O'Reilly Automotive, Inc.(Æ)	8,007	2,212	EQT Corp.	1,389	92
Panera Bread Co. Class A(Æ)	281	50	Exxon Mobil Corp.	250,726	20,745
Polaris Industries, Inc.	334	38	FMC Technologies, Inc.(Æ)	9,583	324
Ralph Lauren Corp. Class A	3,782	419	Marathon Petroleum Corp.	8,700	451
Ross Stores, Inc.	68,625	3,471	Occidental Petroleum Corp.	90,786	6,767
Sally Beauty Holdings, Inc.(Æ)	1,135	27	Phillips 66(Æ)	9,720	865
Scripps Networks Interactive, Inc. Class A	1,100	66	Royal Dutch Shell PLC Class A - ADR(Æ)	95,900	5,031
Starbucks Corp.	70,820	4,431	Schlumberger, Ltd.	1,573	123
Target Corp.	27,190	2,099	TransCanada Corp.	19,906	669
TE Connectivity, Ltd.	3,412	220	Valero Energy Corp.	22,900	1,510
Thor Industries, Inc.	471	26	World Fuel Services Corp.	8,200	365
Time Warner, Inc.	60,390	4,550			47,203
TJX Cos., Inc.	96,744	7,081
Twenty-First Century Fox, Inc. Class A	38,852	1,192	Financial Services - 16.1%
VF Corp.	32,868	2,219	ACE, Ltd.	35,163	3,992
Viacom, Inc. Class B	1,742	86	Affiliated Managers Group, Inc.(Æ)	2,856	515
Wal-Mart Stores, Inc.	91,759	5,252	Aflac, Inc.	88,906	5,668
Walt Disney Co. (The)	115,020	13,082	Alleghany Corp.(Æ)	63	31
Yum! Brands, Inc.	2,366	168	Allied World Assurance Co. Holdings AG	1,925	70
		123,981	Allstate Corp. (The)	17,336	1,073
			American Campus Communities, Inc.(ö)	666	27
			American Express Co.	40,124	2,939

See accompanying notes which are an integral part of the financial statements.

36 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
American Financial Group, Inc.	13,884	1,002	Intercontinental Exchange, Inc.	4,971	1,255
American Homes 4 Rent Class A(ö)	1,784	29	Invesco, Ltd.	23,963	795
American International Group, Inc.	4,793	302	Jack Henry & Associates, Inc.	25,377	1,963
American National Insurance Co.	251	26	Jones Lang LaSalle, Inc.	4,554	759
American Tower Corp.(ö)	8,450	864	JPMorgan Chase & Co.	6,042	388
AmTrust Financial Services, Inc.	6,787	463	Kilroy Realty Corp.(ö)	6,467	426
Aon PLC	33,341	3,111	Liberty Property Trust(ö)	13,767	468
Arch Capital Group, Ltd.(Æ)	1,427	107	Loews Corp.	952	35
Arthur J Gallagher & Co.	40,862	1,787	M&T Bank Corp.	2,221	266
Aspen Insurance Holdings, Ltd.	1,003	49	Markel Corp.(Æ)	62	54
Assurant, Inc.	889	72	Marsh & McLennan Cos., Inc.	112,112	6,249
AvalonBay Communities, Inc.(ö)	12,378	2,164	MasterCard, Inc. Class A	74,683	7,393
Axis Capital Holdings, Ltd.	974	53	Mercury General Corp.	524	28
Bank of America Corp.	8,784	147	MetLife, Inc.	14,256	718
Bank of Hawaii Corp.	452	30	MFA Financial, Inc.(ö)	4,632	32
Bank of New York Mellon Corp. (The)	834	35	Moody's Corp.	683	66
BB&T Corp.	39,554	1,469	Morningstar, Inc.	7,099	583
Berkshire Hathaway, Inc. Class B(Æ)	67,573	9,191	MSCI, Inc. Class A	1,523	102
BlackRock, Inc. Class A	2,724	959	Nasdaq, Inc.	1,457	84
BOK Financial Corp.	438	29	National Retail Properties, Inc.(ö)	1,596	61
Boston Properties, Inc.(ö)	5,726	721	New York Community Bancorp, Inc.	2,010	33
Broadridge Financial Solutions, Inc.	1,831	109	Northern Trust Corp.	31,754	2,235
Brown & Brown, Inc.	1,075	35	NorthStar Asset Management Group, Inc.	2,213	32
Camden Property Trust(ö)	705	52	PartnerRe, Ltd.	655	91
Capital One Financial Corp.	1,854	146	PayPal Holdings, Inc.(Æ)	2,951	106
Care Capital Properties, Inc.(Æ)(ö)	362	12	People's United Financial, Inc.	2,098	33
CBOE Holdings, Inc.	8,351	560	Plum Creek Timber Co., Inc.(ö)	1,056	43
Chubb Corp. (The)	1,512	196	PNC Financial Services Group, Inc. (The)	47,735	4,309
Cincinnati Financial Corp.	843	51	Post Properties, Inc.(ö)	14,630	874
Citigroup, Inc.	2,404	128	Principal Financial Group, Inc.	36,580	1,835
Citizens Financial Group, Inc.	75,900	1,844	ProAssurance Corp.	864	46
CME Group, Inc. Class A	755	71	Progressive Corp. (The)	3,988	132
CNA Financial Corp.	702	26	Public Storage(ö)	1,695	389
Comerica, Inc.	13,598	590	Raymond James Financial, Inc.	811	45
Commerce Bancshares, Inc.	1,231	56	Realty Income Corp.(ö)	1,811	90
Communications Sales & Leasing, Inc.(ö)	1,394	28	Regency Centers Corp.(ö)	12,992	883
Corrections Corp. of America(ö)	1,410	40	Reinsurance Group of America, Inc. Class A	12,541	1,132
Cullen/Frost Bankers, Inc.	39,261	2,687	RenaissanceRe Holdings, Ltd.	743	81
Discover Financial Services	36,269	2,039	SEI Investments Co.	1,336	69
Dun & Bradstreet Corp. (The)	391	45	Senior Housing Properties Trust(ö)	1,413	21
East West Bancorp, Inc.	11,129	450	Simon Property Group, Inc.(ö)	26,106	5,259
Endurance Specialty Holdings, Ltd.	632	40	SLM Corp.(Æ)	4,905	35
Equifax, Inc.	18,134	1,933	Starwood Property Trust, Inc.(ö)	2,724	55
Equity LifeStyle Properties, Inc. Class A(ö)	14,845	898	State Street Corp.	89,500	6,175
Erie Indemnity Co. Class A	837	73	Synchrony Financial(Æ)	27,329	841
Essex Property Trust, Inc.(ö)	184	41	T Rowe Price Group, Inc.	1,088	82
Everest Re Group, Ltd.	12,890	2,294	Taubman Centers, Inc.(ö)	353	27
Extra Space Storage, Inc.(ö)	1,207	96	TD Ameritrade Holding Corp.	6,224	215
FactSet Research Systems, Inc.	14,125	2,474	Thomson Reuters Corp.	1,074	44
Federal Realty Investment Trust(ö)	439	63	Torchmark Corp.	676	39
Federated Investors, Inc. Class B	788	24	Total System Services, Inc.	972	51
Fidelity National Information Services, Inc.	42,019	3,064	Travelers Cos., Inc. (The)	31,877	3,599
Fiserv, Inc.(Æ)	36,807	3,552	US Bancorp	176,472	7,444
FNF Group	2,776	98	Validus Holdings, Ltd.	642	28
FNFV Group(Æ)	26,822	301	Ventas, Inc.(ö)	1,483	80
Franklin Resources, Inc.	2,761	113	Visa, Inc. Class A	160,868	12,480
Global Payments, Inc.	8,916	1,216	Voya Financial, Inc.	45,235	1,835
Hanover Insurance Group, Inc. (The)	16,540	1,393	Weingarten Realty Investors(ö)	1,463	52
HCP, Inc.(ö)	2,651	99	Wells Fargo & Co.	359,345	19,455
Huntington Bancshares, Inc.	6,303	69	Welltower, Inc.(Æ)(ö)	831	54

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 37

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
White Mountains Insurance Group, Ltd.	40	32	Bemis Co., Inc.	1,810	83
WR Berkley Corp.	28,398	1,585	Compass Minerals International, Inc.	312	25
XL Group PLC Class A	61,695	2,349	Crown Holdings, Inc.(Æ)	43,961	2,332
		159,951	Ecolab, Inc.	1,662	200
			EI du Pont de Nemours & Co.	18,661	1,183
Health Care - 16.8%			Fastenal Co.	1,647	65
Abbott Laboratories	269,355	12,067	Hexcel Corp.	1,121	52
Aetna, Inc.	40,764	4,679	International Flavors & Fragrances, Inc.	983	114
Agilent Technologies, Inc.	9,315	352	LyondellBasell Industries NV Class A	4,760	442
Alexion Pharmaceuticals, Inc.(Æ)	1,164	205	Mosaic Co. (The)	5,824	197
Allergan PLC(Æ)	1,944	600	NewMarket Corp.	105	41
AmerisourceBergen Corp. Class A	97,189	9,380	Nucor Corp.	769	33
Amgen, Inc.	73,590	11,641	PPG Industries, Inc.	23,777	2,479
Anthem, Inc.	16,297	2,268	Praxair, Inc.	22,311	2,479
Baxalta, Inc.	65,413	2,254	Precision Castparts Corp.	3,055	705
Baxter International, Inc.	143,611	5,370	RPM International, Inc.	658	30
Becton Dickinson and Co.	29,911	4,263	Scotts Miracle-Gro Co. (The) Class A	800	53
Biogen, Inc.(Æ)	2,855	829	Sherwin-Williams Co. (The)	9,543	2,546
Bio-Rad Laboratories, Inc. Class A(Æ)	219	31	Sigma-Aldrich Corp.	1,110	155
Bio-Techne Corp.	389	34	Silgan Holdings, Inc.	598	30
Boston Scientific Corp.(Æ)	17,791	325	Sonoco Products Co.	1,372	59
Bristol-Myers Squibb Co.	61,977	4,087	Valmont Industries, Inc.	211	23
Cardinal Health, Inc.	75,786	6,230	Valspar Corp.	660	53
Celgene Corp.(Æ)	2,329	286	Watsco, Inc.	312	38
Cerner Corp.(Æ)	1,725	114	Westlake Chemical Corp.	9,793	590
Cigna Corp.	805	108			15,121
Cooper Cos., Inc. (The)	284	43
CR Bard, Inc.	18,587	3,464	Producer Durables - 11.0%
Dentsply International, Inc.	1,350	82	3M Co.	48,758	7,665
Eli Lilly & Co.	93,576	7,633	Accenture PLC Class A	122,029	13,082
Express Scripts Holding Co.(Æ)	5,070	438	Ametek, Inc.	2,133	117
Gilead Sciences, Inc.	72,087	7,795	AO Smith Corp.	975	75
Henry Schein, Inc.(Æ)	840	127	Automatic Data Processing, Inc.	114,073	9,923
Humana, Inc.	5,200	929	Avery Dennison Corp.	1,148	75
Johnson & Johnson	226,930	22,927	Boeing Co. (The)	40,680	6,023
Laboratory Corp. of America Holdings(Æ)	960	118	Canadian Pacific Railway, Ltd.	1,978	278
McKesson Corp.	28,720	5,135	Carlisle Cos., Inc.	478	42
MEDNAX, Inc.(Æ)	899	63	CH Robinson Worldwide, Inc.	1,114	77
Medtronic PLC	3,561	263	Cintas Corp.	35,502	3,305
Merck & Co., Inc.	179,207	9,795	Copart, Inc.(Æ)	1,390	50
Patterson Cos., Inc.	827	39	CSX Corp.	3,096	84
Pfizer, Inc.	559,998	18,939	Cummins, Inc.	7,589	786
Quest Diagnostics, Inc.	1,089	74	Danaher Corp.	2,666	249
ResMed, Inc.	1,576	91	Deere & Co.	1,022	80
Sirona Dental Systems, Inc.(Æ)	618	67	Donaldson Co., Inc.	1,705	51
St. Jude Medical, Inc.	21,735	1,387	Dover Corp.	1,081	70
Stryker Corp.	36,422	3,483	Emerson Electric Co.	8,562	404
Teleflex, Inc.	321	43	Expeditors International of Washington, Inc.	17,461	869
Thermo Fisher Scientific, Inc.	4,963	649	FedEx Corp.	20,851	3,254
UnitedHealth Group, Inc.	152,746	17,990	Flir Systems, Inc.	1,701	45
Varian Medical Systems, Inc.(Æ)	946	74	Fluor Corp.	4,457	213
Zimmer Biomet Holdings, Inc.	955	100	General Dynamics Corp.	32,298	4,799
		166,871	General Electric Co.	17,083	494
			Genpact, Ltd.(Æ)	1,888	47
Materials and Processing - 1.5%			Graco, Inc.	593	44
Acuity Brands, Inc.	3,373	737	Honeywell International, Inc.	78,234	8,080
Air Products & Chemicals, Inc.	1,097	153	Hubbell, Inc. Class B(Æ)	1,142	111
Airgas, Inc.	676	65	IDEX Corp.	836	64
AptarGroup, Inc.	717	53	Illinois Tool Works, Inc.	75,676	6,958
Ball Corp.	1,545	106	JB Hunt Transport Services, Inc.	982	75

See accompanying notes which are an integral part of the financial statements.

38 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Keysight Technologies, Inc.(Æ)	843	28	F5 Networks, Inc.(Æ)	15,335	1,690
Kirby Corp.(Æ)	643	42	Facebook, Inc. Class A(Æ)	45,704	4,660
L-3 Communications Holdings, Inc. Class 3	6,174	780	Gartner, Inc.(Æ)	12,035	1,091
Landstar System, Inc.	393	25	Intel Corp.	244,532	8,280
Lincoln Electric Holdings, Inc.	15,363	919	International Business Machines Corp.	13,463	1,886
Lockheed Martin Corp.	19,278	4,238	Intuit, Inc.	16,222	1,581
Mettler-Toledo International, Inc.(Æ)	262	81	Linear Technology Corp.	1,625	72
MSC Industrial Direct Co., Inc. Class A	521	33	Microchip Technology, Inc.	80,300	3,878
National Instruments Corp.	888	27	Microsoft Corp.	310,306	16,335
Nordson Corp.	725	52	Oracle Corp.	28,976	1,125
Norfolk Southern Corp.	1,055	84	QUALCOMM, Inc.	29,170	1,733
Northrop Grumman Corp.	41,021	7,702	Symantec Corp.	78,864	1,625
Old Dominion Freight Line, Inc.(Æ)	807	50	Synopsys, Inc.(Æ)	56,204	2,809
PACCAR, Inc.	4,272	225	Texas Instruments, Inc.	63,370	3,594
Parker-Hannifin Corp.	5,372	562	VMware, Inc. Class A(Æ)	11,450	689
Paychex, Inc.	45,332	2,338	Western Digital Corp.	2,800	187
Quanta Services, Inc.(Æ)	983	20	Zynga, Inc. Class A(Æ)	59,100	140
Raytheon Co.	31,202	3,663			110,432
Republic Services, Inc. Class A	41,663	1,822
Robert Half International, Inc.	1,468	77	Utilities - 5.1%
Rockwell Automation, Inc.	328	36	Alliant Energy Corp.	546	32
Rockwell Collins, Inc.	1,195	104	American Electric Power Co., Inc.	28,488	1,614
Rollins, Inc.	1,273	34	American Water Works Co., Inc.	31,861	1,828
Roper Technologies, Inc.	849	158	Aqua America, Inc.	1,790	51
Snap-on, Inc.	18,964	3,146	AT&T, Inc.	200,566	6,721
Stericycle, Inc.(Æ)	817	99	Atmos Energy Corp.	673	42
Toro Co. (The)	750	56	CMS Energy Corp.	30,134	1,087
Towers Watson & Co. Class A	383	47	Consolidated Edison, Inc.	1,683	111
TransDigm Group, Inc.(Æ)	142	31	Dominion Resources, Inc.	9,200	657
Tyco International PLC	2,669	97	DTE Energy Co.	610	50
Union Pacific Corp.	31,752	2,837	Duke Energy Corp.	28,825	2,060
United Parcel Service, Inc. Class B	1,872	193	Edison International	33,574	2,032
United Technologies Corp.	54,930	5,406	Entergy Corp.	34,744	2,368
Verisk Analytics, Inc. Class A(Æ)	21,635	1,549	Eversource Energy	1,491	76
Wabtec Corp.	479	40	Exelon Corp.	50,249	1,403
Waste Connections, Inc.	1,482	81	Hawaiian Electric Industries, Inc.	962	28
Waste Management, Inc.	1,140	61	ITC Holdings Corp.	1,083	35
Waters Corp.(Æ)	3,480	445	NextEra Energy, Inc.	85,511	8,779
WW Grainger, Inc.	21,826	4,583	NiSource, Inc.	17,040	327
Xylem, Inc.	2,267	83	OGE Energy Corp.	1,059	30
		109,343	ONE Gas, Inc.	21,648	1,057
			PG&E Corp.	16,389	875
Technology - 11.1%			PPL Corp.	59,864	2,059
Adobe Systems, Inc.(Æ)	7,303	647	Public Service Enterprise Group, Inc.	33,297	1,375
Alphabet, Inc. Class A(Æ)	9,724	7,170	Questar Corp.	21,184	437
Alphabet, Inc. Class C(Æ)	15,991	11,367	SCANA Corp.	1,573	93
Amdocs, Ltd.	961	57	Sempra Energy	15,174	1,554
Amphenol Corp. Class A	8,567	465	Southern Co. (The)	3,121	141
Analog Devices, Inc.	1,372	82	Talen Energy Corp.(Æ)	4,639	40
Ansys, Inc.(Æ)	499	48	TECO Energy, Inc.	1,428	39
Apple, Inc.	256,415	30,642	Vectren Corp.	743	34
Avago Technologies, Ltd. Class A	6,795	837	Verizon Communications, Inc.	222,209	10,417
Avnet, Inc.	8,940	406	WEC Energy Group, Inc.	2,593	134
CA, Inc.	1,719	48	Westar Energy, Inc. Class A	736	29
Cisco Systems, Inc.	180,515	5,208	Xcel Energy, Inc.	79,128	2,819
Cognizant Technology Solutions Corp. Class					50,434
A(Æ)	11,650	793
Dolby Laboratories, Inc. Class A	633	22	Total Common Stocks
DST Systems, Inc.	9,344	1,141	(cost $822,163)		910,284
EMC Corp.	4,731	124

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 39

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)

	Principal		Fair
	Amount ($) or		Value
	Shares		$
Short-Term Investments - 8.2%
Russell U.S. Cash Management Fund	66,228,688	(8)	66,229
United States Treasury Bills
0.230% due 03/03/16(ç)(~)(§)	15,450		15,444
Total Short-Term Investments
(cost $81,666)			81,673

Total Investments 99.7%
(identified cost $903,829)			991,957

Other Assets and Liabilities, Net
- 0.3%			3,440
Net Assets - 100.0%			995,397

See accompanying notes which are an integral part of the financial statements.

40 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
			Number of		Notional	Expiration	(Depreciation)
			Contracts		Amount	Date	$
Long Positions
S&P 500 E-Mini Index Futures			162	USD	16,797	12/15	242
S&P Technology Index Futures			255	USD	11,146	12/15	511
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							753

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike	Notional		Expiration	Fair Value
	Call/Put	Contracts	Price	Amount		Date	$
S&P 500 Index	Put	52	1,905.00	USD	9,906	11/06/15	(1)
S&P 500 Index	Put	52	1,925.00	USD	10,010	11/13/15	(6)
S&P 500 Index	Put	51	1,980.00	USD	10,098	11/20/15	(30)
S&P 500 Index	Put	52	1,975.00	USD	10,270	11/27/15	(39)
Total Liability for Options Written (premiums received $162)							(76)

Transactions in options written contracts for the period ended October 31, 2015 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding October 31, 2014				167	$147
Opened				3,376	3,014
Closed				(3,336)	(2,999)
Outstanding October 31, 2015				207	$162

Presentation of Portfolio Holdings

Amounts in thousands
			Fair Value
Portfolio Summary		Level 1	Level 2	Level 3		Total	% of Net Assets
Common Stocks
Consumer Discretionary		$123,981	$—		$—	$123,981	12.5
Consumer Staples		126,948	—		—	126,948	12.7
Energy		47,203	—		—	47,203	4.7
Financial Services		159,951	—		—	159,951	16.1
Health Care		166,871	—		—	166,871	16.8
Materials and Processing		15,121	—		—	15,121	1.5
Producer Durables		109,343	—		—	109,343	11.0
Technology		110,432	—		—	110,432	11.1
Utilities		50,434	—		—	50,434	5.1
Short-Term Investments		—	81,673		—	81,673	8.2
Total Investments		910,284	81,673		—	991,957	99.7
Other Assets and Liabilities, Net							0.3
							100.0
Other Financial Instruments
Futures Contracts		753	—		—	753	0.1
Options Written		(76)	—		—	(76)	(—)*
Total Other Financial Instruments**		$677	$—		$—	$677
* Less than .05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 41

Russell Investment Company
Russell U.S. Defensive Equity Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$753

Location: Statement of Assets and Liabilities - Liabilities
Options written, at fair value	$76
Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,752
Options written	2,175
Total	$3,927

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$22
Options written	(32)
Total	$(10)
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

42 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$135	$ — $	135
Options Written Contracts	Options written, at fair value	76	—	76
Total Financial and Derivative Liabilities		211	—	211
Financial and Derivative Liabilities not subject to a netting agreement		(211)	—	(211)
Total Financial and Derivative Liabilities subject to a netting agreement		$—	$ — $	—

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 43

Russell Investment Company
Russell U.S. Defensive Equity Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$903,829
Investments, at fair value(>)	991,957
Cash (restricted)(a)(b)	4,687
Receivables:
Dividends and interest	981
Dividends from affiliated Russell funds	9
Investments sold	3,886
Fund shares sold	349
Prepaid expenses	1
Total assets	1,001,870

Liabilities
Payables:
Investments purchased	4,111
Fund shares redeemed	1,442
Accrued fees to affiliates	616
Other accrued expenses	93
Variation margin on futures contracts	135
Options written, at fair value(x)	76
Total liabilities	6,473

Net Assets	$995,397

See accompanying notes which are an integral part of the financial statements.

44 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$349
Accumulated net realized gain (loss)	(28,392)
Unrealized appreciation (depreciation) on:
Investments	88,128
Futures contracts	753
Options written	86
Shares of beneficial interest	208
Additional paid-in capital	934,265
Net Assets	$995,397

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$47.76
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$50.67
Class A — Net assets	$21,589,808
Class A — Shares outstanding ($.01 par value)	452,048
Net asset value per share: Class C(#)	$47.52
Class C — Net assets	$46,205,991
Class C — Shares outstanding ($.01 par value)	972,352
Net asset value per share: Class E(#)	$47.82
Class E — Net assets	$6,261,852
Class E — Shares outstanding ($.01 par value)	130,943
Net asset value per share: Class I(#)	$47.75
Class I — Net assets	$194,202,266
Class I — Shares outstanding ($.01 par value)	4,067,033
Net asset value per share: Class S(#)	$47.82
Class S — Net assets	$200,121,543
Class S — Shares outstanding ($.01 par value)	4,184,986
Net asset value per share: Class Y(#)	$47.75
Class Y — Net assets	$527,015,318
Class Y — Shares outstanding ($.01 par value)	11,036,936
Amounts in thousands
(x) Premiums received on options written	$162
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$66,229
(a) Cash Collateral for Futures	$1,983
(b) Cash Collateral for Options	$2,704
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 45

Russell Investment Company
Russell U.S. Defensive Equity Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$23,961
Dividends from affiliated Russell funds	60
Interest	6
Total investment income	24,027

Expenses
Advisory fees	6,123
Administrative fees	530
Custodian fees	184
Distribution fees - Class A	63
Distribution fees - Class C	369
Transfer agent fees - Class A	50
Transfer agent fees - Class C	98
Transfer agent fees - Class E	17
Transfer agent fees - Class I	271
Transfer agent fees - Class S	469
Transfer agent fees - Class Y	25
Professional fees	73
Registration fees	93
Shareholder servicing fees - Class C	123
Shareholder servicing fees - Class E	21
Trustees’ fees	28
Printing fees	22
Miscellaneous	35
Total expenses	8,594
Net investment income (loss)	15,433

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	116,244
Futures contracts	1,752
Options written	2,175
Net realized gain (loss)	120,171
Net change in unrealized appreciation (depreciation) on:
Investments	(79,125)
Futures contracts	22
Options written	(32)
Net change in unrealized appreciation (depreciation)	(79,135)
Net realized and unrealized gain (loss)	41,036
Net Increase (Decrease) in Net Assets from Operations	$56,469

See accompanying notes which are an integral part of the financial statements.

46 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,433	$16,727
Net realized gain (loss)	120,171	200,827
Net change in unrealized appreciation (depreciation)	(79,135)	(15,658)
Net increase (decrease) in net assets from operations	56,469	201,896

Distributions
From net investment income
Class A	(267)	(256)
Class C	(159)	(120)
Class E	(85)	(133)
Class I	(3,169)	(3,611)
Class S	(3,071)	(3,314)
Class Y	(8,698)	(9,491)
Net decrease in net assets from distributions	(15,449)	(16,925)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(254,561)	(205,576)
Total Net Increase (Decrease) in Net Assets	(213,541)	(20,605)

Net Assets
Beginning of period	1,208,938	1,229,543
End of period	$995,397	$1,208,938
Undistributed (overdistributed) net investment income included in net assets	$349	$365

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 47

Russell Investment Company
Russell U.S. Defensive Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:

	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	68	$3,155	59	$2,498
Proceeds from reinvestment of distributions	5	254	6	229
Payments for shares redeemed	(169)	(7,998)	(166)	(7,108)
Net increase (decrease)	(96)	(4,589)	(101)	(4,381)
Class C
Proceeds from shares sold	49	2,310	97	4,047
Proceeds from reinvestment of distributions	3	156	3	118
Payments for shares redeemed	(190)	(8,911)	(200)	(8,493)
Net increase (decrease)	(138)	(6,445)	(100)	(4,328)
Class E
Proceeds from shares sold	10	460	15	621
Proceeds from reinvestment of distributions	2	84	3	132
Payments for shares redeemed	(89)	(4,097)	(237)	(10,348)
Net increase (decrease)	(77)	(3,553)	(219)	(9,595)
Class I
Proceeds from shares sold	449	20,928	552	23,342
Proceeds from reinvestment of distributions	66	3,092	82	3,546
Payments for shares redeemed	(2,101)	(98,960)	(1,880)	(81,670)
Net increase (decrease)	(1,586)	(74,940)	(1,246)	(54,782)
Class S
Proceeds from shares sold	548	25,821	1,081	46,369
Proceeds from reinvestment of distributions	63	2,956	74	3,216
Payments for shares redeemed	(2,201)	(103,997)	(2,240)	(96,464)
Net increase (decrease)	(1,590)	(75,220)	(1,085)	(46,879)
Class Y
Proceeds from shares sold	1,119	53,548	6,317	261,430
Proceeds from reinvestment of distributions	186	8,698	219	9,491
Payments for shares redeemed	(3,234)	(152,060)	(8,214)	(356,532)
Net increase (decrease)	(1,929)	(89,814)	(1,678)	(85,611)
Total increase (decrease)	(5,416)	$(254,561)	(4,429)	$(205,576)

See accompanying notes which are an integral part of the financial statements.

48 Russell U.S. Defensive Equity Fund

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Russell Investment Company
Russell U.S. Defensive Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2015	46.04	.50	1.72	2.22	(.50)	(.50)
October 31, 2014	40.06	.40	6.00	6.40	(.42)	(.42)
October 31, 2013	32.65	.43	7.42	7.85	(.44)	(.44)
October 31, 2012	29.57	.27	3.11	3.38	(.30)	(.30)
October 31, 2011	26.98	.23	2.59	2.82	(.23)	(.23)

Class C
October 31, 2015	45.80	.15	1.72	1.87	(.15)	(.15)
October 31, 2014	39.87	.08	5.95	6.03	(.10)	(.10)
October 31, 2013	32.50	.16	7.38	7.54	(.17)	(.17)
October 31, 2012	29.45	.03	3.10	3.13	(.08)	(.08)
October 31, 2011	26.91	.01	2.58	2.59	(.05)	(.05)

Class E
October 31, 2015	46.08	.52	1.71	2.23	(.49)	(.49)
October 31, 2014	40.08	.42	5.98	6.40	(.40)	(.40)
October 31, 2013	32.66	.44	7.41	7.85	(.43)	(.43)
October 31, 2012	29.54	.30	3.09	3.39	(.27)	(.27)
October 31, 2011	26.96	.26	2.57	2.83	(.25)	(.25)

Class I
October 31, 2015	46.03	.66	1.72	2.38	(.66)	(.66)
October 31, 2014	40.06	.55	5.99	6.54	(.57)	(.57)
October 31, 2013	32.65	.55	7.42	7.97	(.56)	(.56)
October 31, 2012	29.57	.38	3.11	3.49	(.41)	(.41)
October 31, 2011	26.98	.33	2.58	2.91	(.32)	(.32)

Class S
October 31, 2015	46.09	.63	1.72	2.35	(.62)	(.62)
October 31, 2014	40.11	.51	6.00	6.51	(.53)	(.53)
October 31, 2013	32.69	.53	7.42	7.95	(.53)	(.53)
October 31, 2012	29.59	.35	3.10	3.45	(.35)	(.35)
October 31, 2011	27.00	.30	2.59	2.89	(.30)	(.30)

Class Y
October 31, 2015	46.03	.71	1.73	2.44	(.72)	(.72)
October 31, 2014	40.06	.60	5.99	6.59	(.62)	(.62)
October 31, 2013	32.65	.59	7.42	8.01	(.60)	(.60)
October 31, 2012	29.58	.42	3.10	3.52	(.45)	(.45)
October 31, 2011	26.99	.36	2.58	2.94	(.35)	(.35)

See accompanying notes which are an integral part of the financial statements.

50 Russell U.S. Defensive Equity Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(c)	(000)	Gross	Net(d)(g)	Net Assets(d)	Turnover Rate

47.76	4.86	21,590	1.09	1.09	1.07	97
46.04	16.05	25,233	1.09	1.09	.94	105
40.06	24.18	26,019	1.10	1.10	1.17	105
32.65	11.47	21,977	1.28	1.28	.85	150
29.57	10.47	18,284	1.26	1.26	.77	142

47.52	4.09	46,206	1.84	1.84	.32	97
45.80	15.15	50,833	1.84	1.84	.19	105
39.87	23.30	48,222	1.85	1.85	.44	105
32.50	10.64	45,352	2.03	2.03	.10	150
29.45	9.63	48,096	2.01	2.01	.04	142

47.82	4.87	6,262	1.09	1.09	1.10	97
46.08	16.03	9,598	1.09	1.09	.97	105
40.08	24.23	17,140	1.10	1.09	1.21	105
32.66	11.47	18,709	1.28	1.23	.93	150
29.54	10.55	51,877	1.27	1.19	.89	142

47.75	5.21	194,202.76		.76	1.41	97
46.03	16.41	260,235.76		.76	1.28	105
40.06	24.63	276,370.77		.77	1.52	105
32.65	11.83	280,933.95		.95	1.19	150
29.57	10.83	374,489.93		.93	1.13	142

47.82	5.14	200,122.84		.84	1.34	97
46.09	16.32	266,202.84		.84	1.20	105
40.11	24.53	275,158.85		.85	1.45	105
32.69	11.70	289,196	1.03	1.03	1.10	150
29.59	10.74	1,209,861	1.01	1.01	1.02	142

47.75	5.34	527,015.64		.64	1.51	97
46.03	16.54	596,837.64		.64	1.39	105
40.06	24.78	586,634.65		.65	1.64	105
32.65	11.93	568,935.85		.85	1.31	150
29.58	10.94	1,149,049.83		.83	1.21	142

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 51

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell U.S. Dynamic Equity Fund - Class A‡			Russell U.S. Dynamic Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	(1.36)%		1 Year	4.88%
5 Years	12.35	%§	5 Years	13.94	%§
10 Years	6.24	%§	10 Years	7.10	%§

Russell U.S. Dynamic Equity Fund - Class C			Russell U.S. Dynamic Equity Fund - Class Y‡‡
	Total			Total
	Return			Return
1 Year	3.81%		1 Year	5.06%
5 Years	12.83	%§	5 Years	14.17	%§
10 Years	6.02	%§	10 Years	7.30	%§

Russell U.S. Dynamic Equity Fund - Class E			Russell 1000® Dynamic IndexTM**
	Total			Total
	Return			Return
1 Year	4.62%		1 Year	3.93%
5 Years	13.67	%§	5 Years	13.93	%§
10 Years	6.86	%§	10 Years	7.61	%§

Russell U.S. Dynamic Equity Fund - Class I			U.S. Dynamic Equity Linked Benchmark***
	Total			Total
	Return			Return
1 Year	4.90%		1 Year	3.93%
5 Years	14.08	%§	5 Years	15.30	%§
10 Years	7.26	%§	10 Years	9.09	%§

52 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell U.S. Dynamic Equity Fund (the “Fund”) employs	How did the investment strategies and techniques employed
a multi-manager approach whereby portions of the Fund are	by the Fund and its money managers affect its benchmark-
allocated to different money manager strategies. Fund assets not	relative performance?
allocated to money managers are managed by Russell Investment	Stock selection within the energy sector (an overweight to Tesoro
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	Corporation), health care sector (an overweight to Clovis Oncology
may change the allocation of the Fund’s assets among money	Inc.) and technology sector (an overweight to Cisco Systems, Inc.)
managers at any time. An exemptive order from the Securities	contributed positively to benchmark-relative performance. From
and Exchange Commission (“SEC”) permits RIMCo to engage	a sector perspective, an overweight to consumer discretionary and
or terminate a money manager at any time, subject to approval	health care stocks and underweight to energy and utilities stocks
by the Fund’s Board, without a shareholder vote. Pursuant to the	were beneficial. Factor exposures were mixed, as an overweight
terms of the exemptive order, the Fund is required to notify its	to stocks with the lowest valuation ratios detracted, while an
shareholders within 90 days of when a money manager begins	underweight to high dividend yield stocks was rewarded.
providing services. As of October 31, 2015, the Fund had five
money managers.	The Fund employs discretionary money managers. The Fund’s
discretionary money managers select the individual portfolio
What is the Fund’s investment objective?	securities for the assets assigned to them. Fund assets not
The Fund seeks to provide long term capital growth.	allocated to discretionary money managers include the Fund’s liquidity reserves and assets which may be managed directly
How did the Fund perform relative to its benchmark for the	by RIMCo to effect the Fund’s investment strategies and/or to
fiscal year ended October 31, 2015?	actively manage the Fund’s overall exposures by investing in
For the fiscal year ended October 31, 2015, the Fund’s Class A,	securities or other instruments that RIMCo believes will achieve
Class C, Class E, Class I, Class S and Class Y Shares gained	the desired risk/return profile for the Fund.
4.67%, 3.81%, 4.62%, 4.90%, 4.88% and 5.06%, respectively.
This is compared to the Fund’s benchmark, the Russell 1000®	With respect to certain of the Fund’s money managers,
Dynamic Index, which gained 3.93% during the same period. The	Cornerstone Capital Management, LLC (“Cornerstone”) was the
Fund’s performance includes operating expenses, whereas index	worst performing manager for the period and underperformed the
returns are unmanaged and do not include expenses of any kind.	Russell 1000® Growth Index. Stock selection within the technology sector (an overweight to Stratasys Ltd., Yelp, Inc., and Micron
For the fiscal year ended October 31, 2015, the Morningstar®	Technology) detracted from benchmark-relative performance.
Large Blend, a group of funds that Morningstar considers to have	Factor exposures were mixed, specifically an overweight to stocks
investment strategies similar to those of the Fund, gained 2.79%.	with high forecasted growth was rewarded while an overweight
This result serves as a peer comparison and is expressed net of	to mid cap stocks detracted. Cornerstone’s overweight to the
operating expenses.	consumer discretionary sector and underweight to the producer
RIMCo may assign a money manager a specific style or	durables sector contributed positively to benchmark-relative
capitalization benchmark other that the Fund’s index. However,	performance.
the Fund’s primary index remains the benchmark for the Fund	Suffolk Capital Management, LLC (“Suffolk”) was the best
and is representative of the aggregate of each money manager’s	performing manager for the period and outperformed the Russell
benchmark index.	1000® Dynamic™ Index. Stock selection within the health care
How did the market conditions described in the Market	sector (an overweight to Valeant Pharmaceuticals International,
Summary report affect the Fund’s performance?	Clovis Oncology, Inc., and Receptors, Inc.) was a significant driver of positive benchmark-relative performance. Suffolk’s
During the fiscal year, the U.S. large capitalization equity market	factor tilt away from mid cap stocks was additive to benchmark-
produced positive returns. Benchmark-relative Fund exposures	relative returns. An overweight to the technology sector and an
included tilts toward stocks with the lowest valuation ratios (lowest	underweight to the energy sector were also rewarded.
price-to-book and price-to-cash flow ratios), as well as technology,
consumer discretionary and health care stocks. Additionally,	RIMCo manages a 7% strategic allocation to a positioning strategy
the Fund was tilted away from high dividend yield stocks and	to seek to achieve the desired risk/return profile for the Fund.
energy stocks. Stocks with low valuation ratios underperformed	During the third quarter of 2015, the positioning strategy was
during the year, detracting from the Fund’s benchmark-relative	changed from a Russell Top 200® Index full replication strategy to
performance. However, the Fund’s sector tilts were beneficial, as	a positioning strategy that utilizes the output from a quantitative
was the tilt away from high dividend yield stocks.	model to seek to position the portfolio to meet RIMCo’s overall

Russell U.S. Dynamic Equity Fund 53

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

preferred positioning. This strategy was implemented in order	Money Managers as of October 31,
to replace exposure that the Fund had previously received from	2015	Styles
Schneider Capital Management Corporation’s (“Schneider”)
	AJO, LP	Dynamic
portfolio, which RIMCo removed from the Fund during third	Cornerstone Capital Management, Inc.	Growth
quarter of 2015 due to concerns about organizational stability.	Jacobs Levy Equity Management, Inc.	Dynamic
During the fiscal year, the positioning strategy performed as	Pzena Investment Management, LLC	Value
expected given its combination of deep value exposure and larger	Suffolk Capital Management, LLC	Dynamic
capitalization exposure. Its performance was between that of the	The views expressed in this report reflect those of the portfolio
Russell 1000® Value Index and the Russell Top 200® Index.	managers only through the end of the period covered by
the report. These views do not necessarily represent the
During the period, RIMCo used index futures contracts to equitize	views of RIMCo, or any other person in RIMCo or any other
the Fund’s cash. The decision to equitize the Fund’s cash was	affiliated organization. These views are subject to change
beneficial to Fund performance for the fiscal year as the market	at any time based upon market conditions or other events,
had a positive absolute return.	and RIMCo disclaims any responsibility to update the views
Describe any changes to the Fund’s structure or the money	contained herein. These views should not be relied on as
manager line-up.	investment advice and, because investment decisions for
During the third quarter of 2015, RIMCo terminated Schneider	a Russell Investment Company (“RIC”) Fund are based on
and hired Pzena Investment Management, LLC. The objective of	numerous factors, should not be relied on as an indication
this change was to improve the stock selection component of the	of investment decisions of any RIC Fund.
Fund’s excess return potential.

* Assumes initial investment on November 1, 2005.

** The Russell 1000® Dynamic IndexTM measures the performance of the large-cap dynamic segment of the U.S. equity universe. It includes the Russell 1000 Index companies with relatively less stable business conditions which are more sensitive to economic cycle, credit cycle and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets.

*** The U.S. Dynamic Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The U.S. Dynamic Equity Linked Benchmark represents the returns of the Russell 1000® Growth Index through August 14, 2012 and the returns of the Russell 1000® Dynamic IndexTM thereafter.

‡ The Fund first issued Class A Shares on August 15, 2012.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class Y Shares on August 15, 2012.  The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class I Shares.
Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

54 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$987.40	$1,017.59
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$7.56	$7.68

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.51%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2015	$982.90	$1,013.81
	Expenses Paid During Period*	$11.30	$11.47
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.26%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2015	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2015	$987.20	$1,017.59
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$7.56	$7.68
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.51%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell U.S. Dynamic Equity Fund 55

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$988.80	$1,019.26
Expenses Paid During Period*	$5.92	$6.01

* Expenses are equal to the Fund's annualized expense ratio of 1.18%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$988.10	$1,018.80
Expenses Paid During Period*	$6.36	$6.46

* Expenses are equal to the Fund's annualized expense ratio of 1.27%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$989.30	$1,019.86
Expenses Paid During Period*	$5.31	$5.40

* Expenses are equal to the Fund's annualized expense ratio of 1.06%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

56 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 100.6%			Target Corp.	7,198	556
Consumer Discretionary - 18.2%			Tenneco, Inc.(Æ)	24,877	1,408
Aaron's, Inc. Class A(Û)	56,914	1,404	Time Warner Cable, Inc.	226	43
Alibaba Group Holding, Ltd. - ADR(Æ)(Ñ)	29,312	2,457	Time Warner, Inc.	57,631	4,342
Amazon.com, Inc.(Æ)	19,695	12,327	Time, Inc.(Æ)	14,700	273
AMC Networks, Inc. Class A(Æ)	13,625	1,007	TJX Cos., Inc.	568	42
Bed Bath & Beyond, Inc.(Æ)	32,225	1,922	Toll Brothers, Inc.(Æ)	6,825	245
Best Buy Co., Inc.	19,662	689	Twenty-First Century Fox, Inc. Class A	1,423	44
Big Lots, Inc.	26,644	1,228	Viacom, Inc. Class B	20,400	1,006
Brinker International, Inc.	16,617	756	WABCO Holdings, Inc.(Æ)	5,321	597
Carnival Corp.	36,886	1,995	Wal-Mart Stores, Inc.	27,042	1,548
Carter's, Inc.	4,084	371	Walt Disney Co. (The)	28,868	3,283
CBS Corp. Class B	57,797	2,689	Whirlpool Corp.	13,556	2,171
Comcast Corp. Class A(Æ)	25,364	1,588	Yum! Brands, Inc.	349	25
Cooper Tire & Rubber Co.	45,300	1,893			107,192
Costco Wholesale Corp.	354	56
Dana Holding Corp.	109,295	1,836	Consumer Staples - 2.7%
Darden Restaurants, Inc.(Û)	41,873	2,591	Altria Group, Inc.	1,605	97
Deckers Outdoor Corp.(Æ)	8,770	488	Archer-Daniels-Midland Co.	26,800	1,224
Delphi Automotive PLC	19,824	1,649	Cal-Maine Foods, Inc.	8,733	467
Dick's Sporting Goods, Inc.	15,492	690	Coca-Cola Co. (The)	62,801	2,659
Dillard's, Inc. Class A	15,581	1,394	Colgate-Palmolive Co.	737	49
DISH Network Corp. Class A(Æ)	13,410	844	CVS Health Corp.	735	72
eBay, Inc.(Æ)	145,057	4,047	Herbalife, Ltd.(Æ)	14,599	818
Ford Motor Co.	208,837	3,093	Ingredion, Inc.	12,400	1,179
General Motors Co.(Û)	135,913	4,745	Kimberly-Clark Corp.	298	36
Goodyear Tire & Rubber Co. (The)	64,075	2,104	Kroger Co. (The)(Û)	93,436	3,532
Graham Holdings Co. Class B	39	22	Mondelez International, Inc. Class A	62,346	2,878
Hilton Worldwide Holdings, Inc.	41,100	1,027	Philip Morris International, Inc.	1,874	165
Home Depot, Inc.	24,416	3,019	Procter & Gamble Co. (The)	4,289	327
Interpublic Group of Cos., Inc. (The)	27,075	621	Sysco Corp.	4,142	171
Jarden Corp.(Æ)	78,032	3,496	Tyson Foods, Inc. Class A	44,447	1,972
Johnson Controls, Inc.	1,546	70	Walgreens Boots Alliance, Inc.	765	65
Kohl's Corp.	1,105	51			15,711
Lear Corp.(Û)	18,933	2,368
Lennar Corp. Class A	1,841	92	Energy - 8.6%
Lowe's Cos., Inc.	15,174	1,120	Anadarko Petroleum Corp.	69,556	4,652
Macy's, Inc.(Û)	11,878	606	Apache Corp.	1,368	64
Marriott International, Inc. Class A	17,761	1,364	Baker Hughes, Inc.	11,797	621
McDonald's Corp.	659	74	BP PLC - ADR	43,075	1,538
Meritage Homes Corp.(Æ)	2,675	94	California Resources Corp.	16,209	65
Michael Kors Holdings, Ltd.(Æ)	36,634	1,415	Chesapeake Energy Corp.(Ñ)	68,013	485
Netflix, Inc.(Æ)	4,446	482	Chevron Corp.	4,417	401
News Corp. Class A	183,265	2,822	ConocoPhillips	2,011	107
Nike, Inc. Class B	10,981	1,439	Devon Energy Corp.	19,451	816
Norwegian Cruise Line Holdings, Ltd.(Æ)	23,792	1,514	Dril-Quip, Inc.(Æ)	5,843	360
Nu Skin Enterprises, Inc. Class A	3,755	143	Ensco PLC Class A	127,177	2,115
NVR, Inc.(Æ)	1,231	2,016	EOG Resources, Inc.	55,555	4,769
Office Depot, Inc.(Æ)	17,702	135	Exxon Mobil Corp.	40,826	3,378
Omnicom Group, Inc.	21,875	1,639	FMC Technologies, Inc.(Æ)	15,900	538
Pandora Media, Inc.(Æ)	44,054	507	Frank's International NV(Ñ)	22,700	390
Polaris Industries, Inc.	10,179	1,143	Halliburton Co.	951	37
Priceline Group, Inc. (The)(Æ)	41	60	Hess Corp.	4,219	237
PulteGroup, Inc.	126,205	2,313	HollyFrontier Corp.	12,400	607
PVH Corp.	37,928	3,450	Kinder Morgan, Inc.	2,526	69
Ross Stores, Inc.	34,731	1,757	Marathon Oil Corp.	52,410	963
Royal Caribbean Cruises, Ltd.	8,760	862	Marathon Petroleum Corp.	76,546	3,965
Sinclair Broadcast Group, Inc. Class A(Æ)	26,468	794	Murphy Oil Corp.	26,600	756
Sirius XM Holdings, Inc.(Æ)	16,200	66	Nabors Industries, Ltd.	69,398	697
Staples, Inc.	84,916	1,103	National Oilwell Varco, Inc.	9,518	358
Starbucks Corp.	993	62	Newfield Exploration Co.(Æ)	83,807	3,368

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 57

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Noble Corp. PLC	162,590	2,190	First Republic Bank	19,907	1,300
Occidental Petroleum Corp.	1,882	140	Forest City Enterprises, Inc. Class A(Æ)	8,523	188
Oil States International, Inc.(Æ)	36,078	1,083	Franklin Resources, Inc.	46,650	1,901
PBF Energy, Inc. Class A	20,988	714	Genworth Financial, Inc. Class A(Æ)	96,937	454
Phillips 66(Æ)	19,131	1,704	Global Payments, Inc.	9,400	1,282
Pioneer Natural Resources Co.	504	69	Goldman Sachs Group, Inc. (The)	14,618	2,741
Rowan Cos. PLC Class A	65,616	1,291	Hartford Financial Services Group, Inc.	84,801	3,923
Royal Dutch Shell PLC Class A - ADR(Æ)	42,125	2,210	HCP, Inc.(ö)	897	33
Schlumberger, Ltd.	714	56	Hospitality Properties Trust(ö)	25,392	682
Seadrill, Ltd.(Æ)(Ñ)	4,123	27	Invesco, Ltd.	28,500	945
SM Energy Co.	15,416	514	Jones Lang LaSalle, Inc.(Û)	12,055	2,010
Spectra Energy Corp.	2,195	63	JPMorgan Chase & Co.(Û)	186,433	11,978
Tesoro Corp.	29,205	3,123	KeyCorp	69,000	857
Valero Energy Corp.	66,908	4,411	Lincoln National Corp.	43,800	2,344
Weatherford International PLC(Æ)	19,500	200	MasterCard, Inc. Class A	805	80
Western Refining, Inc.	10,160	423	McGraw Hill Financial, Inc.	13,020	1,206
Williams Cos., Inc. (The)	1,504	59	MetLife, Inc.	45,401	2,287
World Fuel Services Corp.	10,985	488	Moody's Corp.	11,160	1,073
WPX Energy, Inc.(Æ)	62,673	430	Morgan Stanley	40,835	1,346
		50,551	NorthStar Realty Finance Corp.(ö)	5,468	66
			PartnerRe, Ltd.	384	53
Financial Services - 21.7%			PayPal Holdings, Inc.(Æ)	1,025	37
ACE, Ltd.	1,785	203	Piedmont Office Realty Trust, Inc. Class A(ö)	5,451	106
Affiliated Managers Group, Inc.(Æ)	5,013	904	PNC Financial Services Group, Inc. (The)	12,006	1,084
Aflac, Inc.	2,123	135	Principal Financial Group, Inc.	20,960	1,051
Allied World Assurance Co. Holdings AG	1,249	45	ProAssurance Corp.	537	28
Allstate Corp. (The)(Û)	18,286	1,132	Progressive Corp. (The)	1,771	59
Ally Financial, Inc.(Æ)	65,158	1,298	Prudential Financial, Inc.	66,914	5,520
American Capital Agency Corp.(ö)	1,395	25	Regions Financial Corp.	598,797	5,599
American Express Co.	16,129	1,182	Reinsurance Group of America, Inc. Class A	21,293	1,921
American International Group, Inc.(Û)	72,480	4,571	Santander Consumer USA Holdings, Inc.(Æ)	18,900	340
Ameriprise Financial, Inc.	8,670	1,000	Signature Bank(Æ)	5,490	818
Annaly Capital Management, Inc.(ö)	2,477	25	Simon Property Group, Inc.(ö)	3,116	628
Arch Capital Group, Ltd.(Æ)	1,170	88	Starwood Property Trust, Inc.(ö)	1,319	27
Arthur J Gallagher & Co.	3,953	173	State Street Corp.	42,849	2,957
Aspen Insurance Holdings, Ltd.	39,472	1,919	SunTrust Banks, Inc.	71,890	2,985
Assurant, Inc.(Û)	14,587	1,189	Synchrony Financial(Æ)(Ñ)	29,900	920
Assured Guaranty, Ltd.	94,181	2,584	Torchmark Corp.	411	24
Axis Capital Holdings, Ltd.	18,673	1,008	Travelers Cos., Inc. (The)	1,954	221
Bank of America Corp.(Û)	629,168	10,557	UBS Group AG(Æ)	78,500	1,572
Bank of New York Mellon Corp. (The)	40,670	1,694	US Bancorp	1,074	45
Barclays PLC - ADR	11,332	161	Validus Holdings, Ltd.	41,223	1,826
BB&T Corp.	568	21	Visa, Inc. Class A	18,537	1,438
Berkshire Hathaway, Inc. Class B(Æ)	4,514	614	Voya Financial, Inc.(Û)	103,929	4,216
BlackRock, Inc. Class A	101	36	Wells Fargo & Co.	3,477	188
Capital One Financial Corp.	2,662	210	White Mountains Insurance Group, Ltd.	54	43
CBL & Associates Properties, Inc.(ö)(Û)	91,557	1,335	Willis Group Holdings PLC	13,525	603
CBRE Group, Inc. Class A(Æ)(Û)	60,344	2,250	XL Group PLC Class A	1,727	66
Charles Schwab Corp. (The)	55,758	1,702			127,462
Chubb Corp. (The)	807	104
Citigroup, Inc.	236,775	12,589	Health Care - 13.1%
Citizens Financial Group, Inc.	42,600	1,035	Abbott Laboratories	25,940	1,162
CME Group, Inc. Class A	1,005	95	AbbVie, Inc.	39,752	2,367
Comerica, Inc.	23,000	998	Aetna, Inc.	1,225	141
Discover Financial Services	71,115	3,998	Agilent Technologies, Inc.	2,000	76
E*Trade Financial Corp.(Æ)	2,800	80	Alexion Pharmaceuticals, Inc.(Æ)	10,194	1,794
Equity Commonwealth(Æ)(ö)	2,105	60	Allergan PLC(Æ)	9,656	2,979
Everest Re Group, Ltd.	2,578	459	AmerisourceBergen Corp. Class A	11,060	1,067
First American Financial Corp.	5,030	192	Amgen, Inc.	30,630	4,845
First Niagara Financial Group, Inc.	69,553	720	Anthem, Inc.	9,821	1,367

See accompanying notes which are an integral part of the financial statements.

58 Russell U.S. Dynamic Equity Fund

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Russell U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Baxter International, Inc.	28,366	1,061	Freeport-McMoRan, Inc.	8,559	101
Becton Dickinson and Co.	1,482	211	Hexcel Corp.	50,424	2,336
Biogen, Inc.(Æ)(Û)	9,222	2,679	International Paper Co.	30,903	1,319
Bristol-Myers Squibb Co.	1,124	74	LyondellBasell Industries NV Class A(Û)	21,112	1,961
Cardinal Health, Inc.(Û)	24,126	1,983	Masco Corp.	6,800	197
Celgene Corp.(Æ)	37,582	4,612	Monsanto Co.	1,050	98
Centene Corp.(Æ)	10,100	601	Mosaic Co. (The)	24,447	826
Charles River Laboratories International,			Newmont Mining Corp.	7,579	147
Inc.(Æ)	7,500	489	Nucor Corp.	9,451	400
Cigna Corp.	37,772	5,063	Owens Corning	6,139	280
CR Bard, Inc.	3,970	740	PPG Industries, Inc.	12,194	1,271
Edwards Lifesciences Corp.(Æ)	5,117	804	Praxair, Inc.	770	86
Eli Lilly & Co.	638	52	Precision Castparts Corp.	162	37
Envision Healthcare Holdings, Inc.(Æ)	55,192	1,556	Reliance Steel & Aluminum Co.	8,000	480
Express Scripts Holding Co.(Æ)	748	65	Sonoco Products Co.	2,261	96
Gilead Sciences, Inc.(Û)	84,002	9,083	United States Steel Corp.(Ñ)	2,477	29
HCA Holdings, Inc.(Æ)	1,243	86	WestRock Co.	1,289	69
Hill-Rom Holdings, Inc.(Û)	35,878	1,890			16,829
HMS Holdings Corp.(Æ)	85,830	904
Humana, Inc.	3,511	627	Producer Durables - 10.0%
Jazz Pharmaceuticals PLC(Æ)	4,946	679	3M Co.	608	96
Johnson & Johnson	24,024	2,427	Accenture PLC Class A	509	55
Laboratory Corp. of America Holdings(Æ)	693	85	AerCap Holdings NV(Æ)	46,184	1,917
McKesson Corp.(Û)	14,333	2,563	Alaska Air Group, Inc.(Û)	36,233	2,763
Medtronic PLC	1,147	85	American Airlines Group, Inc.(Û)	30,462	1,408
Merck & Co., Inc.	34,551	1,889	Automatic Data Processing, Inc.	382	33
Mylan NV(Æ)	64,949	2,864	Babcock & Wilcox Enterprises, Inc.(Æ)	3,850	65
Myriad Genetics, Inc.(Æ)	11,018	445	Boeing Co. (The)	14,657	2,170
Perrigo Co. PLC	9,468	1,493	Bombardier, Inc. Class B	140,264	151
Pfizer, Inc.	67,006	2,266	Caterpillar, Inc.	1,185	87
Puma Biotechnology, Inc.(Æ)(Ñ)	11,418	941	CoStar Group, Inc.(Æ)	3,265	663
Qiagen NV(Æ)	42,800	1,034	CSX Corp.	45,222	1,221
Quest Diagnostics, Inc.	7,687	522	Cummins, Inc.	976	101
Regeneron Pharmaceuticals, Inc.(Æ)	63	35	Danaher Corp.	621	58
St. Jude Medical, Inc.	11,300	721	Deere & Co.	1,284	100
Stryker Corp.	266	25	Delta Air Lines, Inc.(Û)	83,963	4,269
Taro Pharmaceutical Industries, Ltd.(Æ)	1,135	165	Dover Corp.	12,600	812
Thermo Fisher Scientific, Inc.	27,121	3,547	Eaton Corp. PLC	1,259	70
United Therapeutics Corp.(Æ)(Û)	15,617	2,290	EMCOR Group, Inc.	6,485	313
UnitedHealth Group, Inc.	1,854	218	Emerson Electric Co.	804	38
Vertex Pharmaceuticals, Inc.(Æ)	13,322	1,662	FedEx Corp.	25,309	3,950
Zimmer Biomet Holdings, Inc.	25,343	2,650	General Dynamics Corp.	323	48
		76,984	General Electric Co.	119,897	3,467
			HD Supply Holdings, Inc.(Æ)	50,055	1,491
Materials and Processing - 2.9%			Honeywell International, Inc.	16,115	1,664
Air Products & Chemicals, Inc.	584	81	Huntington Ingalls Industries, Inc.(Û)	23,589	2,829
Albemarle Corp.	693	37	Illinois Tool Works, Inc.	386	36
Allegheny Technologies, Inc.	1,871	27	JB Hunt Transport Services, Inc.	19,041	1,454
Ashland, Inc.	5,200	571	JetBlue Airways Corp.(Æ)	57,222	1,421
Bemis Co., Inc.	1,812	83	L-3 Communications Holdings, Inc.	325	41
Cabot Corp.	799	29	Lexmark International, Inc. Class A	6,800	221
CF Industries Holdings, Inc.(Û)	34,401	1,747	Lockheed Martin Corp.	271	60
Chemours Co. (The)	3,175	22	ManpowerGroup, Inc.	4,612	423
Chemtura Corp.(Æ)	800	26	MSC Industrial Direct Co., Inc. Class A	496	31
Crown Holdings, Inc.(Æ)	3,800	202	Norfolk Southern Corp.	2,412	193
Domtar Corp.	44,640	1,841	Northrop Grumman Corp.	225	42
Dow Chemical Co. (The)	35,009	1,809	PACCAR, Inc.	464	24
Eastman Chemical Co.	326	23	Parker-Hannifin Corp.	15,225	1,594
Ecolab, Inc.	4,275	514	Raytheon Co.	31,281	3,672
EI du Pont de Nemours & Co.	1,319	84	Republic Services, Inc. Class A	1,981	87

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 59

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($) or	Value		Amount ($) or		Value
	Shares	$		Shares		$
Southwest Airlines Co.(Û)	47,896	2,217	Texas Instruments, Inc.	869		49
Spirit AeroSystems Holdings, Inc. Class			VeriSign, Inc.(Æ)(Û)	28,106		2,265
A(Æ)(Û)	37,078	1,956	VMware, Inc. Class A(Æ)(Ñ)	9,100		547
Stanley Black & Decker, Inc.	32,850	3,481	Western Digital Corp.	13,803		922
Terex Corp.	20,249	406	Workday, Inc. Class A(Æ)	10,600		837
Textron, Inc.	53,150	2,241	Yahoo!, Inc.(Æ)	754		27
Trinity Industries, Inc.	34,114	923	Zynga, Inc. Class A(Æ)	180,960		429
Union Pacific Corp.	21,416	1,914				117,451
United Continental Holdings, Inc.(Æ)(Û)	53,106	3,203
United Parcel Service, Inc. Class B	562	58	Utilities - 3.4%
United Technologies Corp.	1,623	160	AES Corp.(Û)	192,874		2,112
Waste Management, Inc.	590	32	AGL Resources, Inc.(Æ)	401		25
Xylem, Inc.	84,142	3,064	Alliant Energy Corp.	351		21
		58,793	Ameren Corp.	593		26
			American Electric Power Co., Inc.	11,808		669
Technology - 20.0%			American Water Works Co., Inc.	661		38
Adobe Systems, Inc.(Æ)	40,482	3,589	AT&T, Inc.	47,997		1,608
Alphabet, Inc. Class A(Æ)	4,967	3,663	Atmos Energy Corp.	567		36
Alphabet, Inc. Class C(Æ)	5,822	4,138	CenterPoint Energy, Inc.	1,733		32
Amdocs, Ltd.	1,448	86	CenturyLink, Inc.	3,319		94
Apple, Inc.(Û)	137,666	16,451	CMS Energy Corp.	959		35
Aspen Technology, Inc.(Æ)	45,427	1,880	Consolidated Edison, Inc.	927		61
Avago Technologies, Ltd. Class A	24,827	3,057	Dominion Resources, Inc.	16,793		1,199
Avnet, Inc.(Û)	48,013	2,181	DTE Energy Co.	844		69
Brocade Communications Systems, Inc.	131,195	1,367	Duke Energy Corp.	9,273		663
Cadence Design Systems, Inc.(Æ)	70,416	1,565	Edison International	1,400		85
Cisco Systems, Inc.	142,369	4,107	Entergy Corp.	484		33
Citrix Systems, Inc.(Æ)(Û)	27,595	2,266	Eversource Energy	812		41
Cognizant Technology Solutions Corp. Class			Exelon Corp.	56,435		1,576
A(Æ)	19,882	1,354	FirstEnergy Corp.	1,656		52
Corning, Inc.	64,447	1,199	National Fuel Gas Co.	475		25
Electronic Arts, Inc.(Æ)(Û)	31,067	2,239	NextEra Energy, Inc.	7,210		740
EMC Corp.	6,575	172	NRG Energy, Inc.	30,513		393
Facebook, Inc. Class A(Æ)	54,127	5,519	OGE Energy Corp.	1,205		34
Groupon, Inc. Class A(Æ)	115,558	429	Pepco Holdings, Inc.	1,113		30
HP Inc.(Æ)	237,119	6,393	PG&E Corp.	1,610		86
IAC/InterActiveCorp	28,159	1,887	Pinnacle West Capital Corp.	475		30
Imperva, Inc.(Æ)	12,361	873	PPL Corp.	1,881		65
Intel Corp.	163,087	5,522	Public Service Enterprise Group, Inc.	1,550		64
International Business Machines Corp.	1,096	154	SCANA Corp.	402		24
Jabil Circuit, Inc.	91,123	2,094	Sempra Energy	6,639		680
JDS Uniphase Corp. Class W(Æ)	37,800	225	Southern Co. (The)	2,016		91
Juniper Networks, Inc.	99,162	3,113	TECO Energy, Inc.	1,168		31
Leidos Holdings, Inc.	9,700	510	Telephone & Data Systems, Inc.	72,784		2,084
Marvell Technology Group, Ltd.	79,779	655	T-Mobile US, Inc.(Æ)	1,877		71
Micron Technology, Inc.(Æ)	43,956	728	UGI Corp.	1,002		37
Microsoft Corp.	190,655	10,036	Verizon Communications, Inc.(Û)	136,409		6,395
NetApp, Inc.	28,715	976	WEC Energy Group, Inc.	1,051		54
NXP Semiconductors NV(Æ)	47,233	3,701	Westar Energy, Inc. Class A	589		23
ON Semiconductor Corp.(Æ)	131,660	1,448	Xcel Energy, Inc.	10,370		369
Oracle Corp.	145,529	5,652				19,801
Palo Alto Networks, Inc.(Æ)	12,889	2,075
QUALCOMM, Inc.	1,648	98	Total Common Stocks
Red Hat, Inc.(Æ)	11,400	902	(cost $536,179)			590,774
Salesforce.com, Inc.(Æ)	24,268	1,886
SanDisk Corp.	446	34	Short-Term Investments - 3.7%
Symantec Corp.(Û)	170,535	3,513	Russell U.S. Cash Management Fund	22,035,226	(8)	22,035
Synopsys, Inc.(Æ)	24,851	1,242	Total Short-Term Investments
Tableau Software, Inc. Class A(Æ)	8,643	726	(cost $22,035)			22,035
Take-Two Interactive Software, Inc.(Æ)	62,518	2,076
Tech Data Corp.(Æ)	8,157	594

See accompanying notes which are an integral part of the financial statements.

60 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($) or	Value			Amount ($) or	Value
	Shares	$			Shares	$
Other Securities - 0.7%				Twitter, Inc.(Æ)	(25,975)	(739)
Russell U.S. Cash Collateral Fund(×)	4,138,640 (8)	4,139
Total Other Securities				Utilities - (0.2)%		(6,907)
(cost $4,139)		4,139		Frontier Communications Corp.	(124,190)	(638)
				Zayo Group Holdings, Inc.(Æ)	(26,597)	(706)
Total Investments 105.0%						(1,344)
(identified cost $562,353)		616,948
Securities Sold Short - (4.0)%				Total Securities Sold Short
Consumer Discretionary - (0.6)%				(proceeds $27,967)		(23,762)
Amaya, Inc.(Æ)	(37,410)	(835)
Charter Communications, Inc. Class A(Æ)	(3,454)	(660)
DreamWorks Animation SKG, Inc. Class				Other Assets and Liabilities, Net
A(Æ)	(34,578)	(700)	-	(1.0%)		(5,759)
GoPro, Inc. Class A(Æ)	(19,294)	(482)		Net Assets - 100.0%		587,427
Mobileye NV(Æ)	(3,432)	(156)
Tesla Motors, Inc.(Æ)	(2,676)	(554)
		(3,387)
Energy - (0.7)%
Cheniere Energy, Inc.(Æ)	(15,457)	(765)
Enbridge, Inc.	(12,702)	(542)
Golar LNG, Ltd.	(17,260)	(501)
Kinder Morgan, Inc.	(26,256)	(718)
Pembina Pipeline Corp.	(29,296)	(736)
SolarCity Corp.(Æ)	(17,860)	(530)
SunPower Corp. Class A(Æ)	(24,640)	(661)
		(4,453)
Financial Services - (0.7)%
Bank of the Ozarks, Inc.	(16,160)	(808)
Kennedy-Wilson Holdings, Inc.	(27,458)	(673)
LendingClub Corp.(Æ)	(54,376)	(771)
Mercury General Corp.	(5,145)	(278)
TFS Financial Corp.	(41,202)	(724)
United Bankshares, Inc.	(17,708)	(700)
Zillow Group, Inc. Class A(Æ)	(9,892)	(305)
		(4,259)
Health Care - (0.1)%
Acadia Healthcare Co., Inc.(Æ)	(11,902)	(731)

Materials and Processing - (0.1)%
Platform Specialty Products Corp.(Æ)	(35,201)	(367)

Producer Durables - (0.4)%
Colfax Corp.(Æ)	(9,717)	(262)
Macquarie Infrastructure Corp.	(8,841)	(703)
Stericycle, Inc.(Æ)	(4,479)	(544)
XPO Logistics, Inc.(Æ)	(28,995)	(805)
		(2,314)
Technology - (1.2)%
Ambarella, Inc.(Æ)	(3,946)	(195)
Arista Networks, Inc.(Æ)	(10,948)	(706)
Cavium, Inc.(Æ)	(7,418)	(526)
Cypress Semiconductor Corp.(Æ)	(68,234)	(719)
FireEye, Inc.(Æ)	(14,373)	(376)
GrubHub, Inc.(Æ)	(19,453)	(467)
LinkedIn Corp. Class A(Æ)	(3,148)	(758)
NetSuite, Inc.(Æ)	(8,487)	(722)
Palo Alto Networks, Inc.(Æ)	(2,421)	(390)
Stratasys, Ltd.(Æ)	(22,956)	(586)
SunEdison, Inc.(Æ)	(99,000)	(723)

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 61

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of	Notional			Expiration	(Depreciation)
		Contracts	Amount			Date	$
Long Positions
S&P 500 E-Mini Index Futures		163	USD	16,901		12/15	514
S&P E-Mini Energy Select Sector Index Futures		51	USD		3,462	12/15	130
S&P Materials Index Futures		47	USD		2,251	12/15	185
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							829

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3			Total	% of Net Assets
Common Stocks
Consumer Discretionary	$107,192	$—		$—		$107,192	18.2
Consumer Staples	15,711	—		—		15,711	2.7
Energy	50,551	—		—		50,551	8.6
Financial Services	127,462	—		—		127,462	21.7
Health Care	76,984	—		—		76,984	13.1
Materials and Processing	16,829	—		—		16,829	2.9
Producer Durables	58,793	—		—		58,793	10.0
Technology	117,451	—		—		117,451	20.0
Utilities	19,801	—		—		19,801	3.4
Short-Term Investments	—	22,035		—		22,035	3.7
Other Securities	—	4,139		—		4,139	0.7
Total Investments	590,774	26,174		—		616,948	105.0
Securities Sold Short**	(23,762)	—		—		(23,762)	(4.0)
Other Assets and Liabilities, Net							(1.0)
							100.0
Other Financial Instruments
Futures Contracts	829	—		—		829	0.1
Total Other Financial Instruments*	$829	$—		$—		$829

*    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.
**  Refer to Schedule of Investments for detailed sector breakout.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

62 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$829

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,915

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$245

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 63

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
				Amounts	of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value		$3,559	$—	$3,559
Futures Contracts	Variation margin on futures contracts		44	—	44
Total Financial and Derivative Assets			3,603	—	3,603
Financial and Derivative Assets not subject to a netting agreement			(44)	—	(44)
Total Financial and Derivative Assets subject to a netting agreement			$3,559	$—	$3,559

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities
		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Barclays		$148	$—	$148	$—
Citigroup		1,847	—	1,847	—
Credit Suisse		121	—	121	—
Deutsche Bank		105	—	105	—
Fidelity		62	—	62	—
ING		26	—	26	—
JPMorgan Chase		1,250	—	1,250	—
Total		$3,559	$—	$3,559	$—

See accompanying notes which are an integral part of the financial statements.

64 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$78	$—	$78
Short Sales	Securities sold short, at market value	23,762	—	23,762
Total Financial and Derivative Liabilities		23,840	—	23,840
Financial and Derivative Liabilities not subject to a netting agreement		(78)	—	(78)
Total Financial and Derivative Liabilities subject to a netting agreement		$23,762	$—	$23,762

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
JPMorgan Chase	$23,762	$—	$23,762	$—
Total	$23,762	$—	$23,762	$—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 65

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$562,353
Investments, at fair value(*)(>)	616,948
Cash (restricted)(a)	1,505
Receivables:
Dividends and interest	433
Dividends from affiliated Russell funds	2
Investments sold	16,643
Fund shares sold	21
Variation margin on futures contracts	44
Total assets	635,596

Liabilities
Payables:
Investments purchased	18,279
Fund shares redeemed	1,334
Accrued fees to affiliates	439
Other accrued expenses	138
Variation margin on futures contracts	78
Securities sold short, at fair value(‡)	23,762
Payable upon return of securities loaned	4,139
Total liabilities	48,169

Net Assets	$587,427

See accompanying notes which are an integral part of the financial statements.

66 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$327
Accumulated net realized gain (loss)	65,285
Unrealized appreciation (depreciation) on:
Investments	54,595
Futures contracts	829
Securities sold short	4,205
Shares of beneficial interest	520
Additional paid-in capital	461,666
Net Assets	$587,427

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.76
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.42
Class A — Net assets	$2,348,685
Class A — Shares outstanding ($.01 par value)	218,328
Net asset value per share: Class C(#)	$9.21
Class C — Net assets	$10,862,425
Class C — Shares outstanding ($.01 par value)	1,179,266
Net asset value per share: Class E(#)	$10.78
Class E — Net assets	$321,308
Class E — Shares outstanding ($.01 par value)	29,798
Net asset value per share: Class I(#)	$11.40
Class I — Net assets	$20,454,543
Class I — Shares outstanding ($.01 par value)	1,794,158
Net asset value per share: Class S(#)	$11.22
Class S — Net assets	$32,113,637
Class S — Shares outstanding ($.01 par value)	2,862,129
Net asset value per share: Class Y(#)	$11.36
Class Y — Net assets	$521,326,497
Class Y — Shares outstanding ($.01 par value)	45,895,200
Amounts in thousands
(*) Securities on loan included in investments	$3,559
(‡) Proceeds on securities sold short	$27,967
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$26,174
(a) Cash Collateral for Futures	$1,505
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 67

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$9,427
Dividends from affiliated Russell funds	22
Securities lending income	77
Total investment income	9,526

Expenses
Advisory fees	5,220
Administrative fees	311
Custodian fees	149
Distribution fees - Class A	6
Distribution fees - Class C	85
Transfer agent fees - Class A	5
Transfer agent fees - Class C	23
Transfer agent fees - Class E	3
Transfer agent fees - Class I	26
Transfer agent fees - Class S	80
Transfer agent fees - Class Y	25
Professional fees	66
Registration fees	91
Shareholder servicing fees - Class C	28
Shareholder servicing fees - Class E	4
Trustees’ fees	17
Printing fees	18
Dividends from securities sold short	327
Interest expense paid on securities sold short	569
Miscellaneous	53
Total expenses	7,106
Net investment income (loss)	2,420

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	64,337
Futures contracts	1,915
Securities sold short	4,846
Net realized gain (loss)	71,098
Net change in unrealized appreciation (depreciation) on:
Investments	(41,297)
Futures contracts	245
Securities sold short	3,394
Net change in unrealized appreciation (depreciation)	(37,658)
Net realized and unrealized gain (loss)	33,440
Net Increase (Decrease) in Net Assets from Operations	$35,860

See accompanying notes which are an integral part of the financial statements.

68 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,420	$1,383
Net realized gain (loss)	71,098	103,670
Net change in unrealized appreciation (depreciation)	(37,658)	(11,145)
Net increase (decrease) in net assets from operations	35,860	93,908

Distributions
From net investment income
Class A	(1)	(—)**
Class C	—	—
Class E	—	—
Class I	(68)	(49)
Class S	(93)	(68)
Class Y	(2,357)	(1,381)
From net realized gain
Class A	(318)	(134)
Class C	(2,036)	(1,271)
Class E	(294)	(332)
Class I	(3,608)	(3,204)
Class S	(7,441)	(8,405)
Class Y	(89,356)	(65,604)
Net decrease in net assets from distributions	(105,572)	(80,448)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(66,738)	8,793
Total Net Increase (Decrease) in Net Assets	(136,450)	22,253

Net Assets
Beginning of period	723,877	701,624
End of period	$587,427	$723,877
Undistributed (overdistributed) net investment income included in net assets	$327	$(10)

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 69

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:

	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	47	$516	69	$787
Proceeds from reinvestment of distributions	29	312	12	134
Payments for shares redeemed	(22)	(242)	(7)	(82)
Net increase (decrease)	54	586	74	839
Class C
Proceeds from shares sold	103	960	248	2,498
Proceeds from reinvestment of distributions	218	1,999	124	1,232
Payments for shares redeemed	(230)	(2,158)	(144)	(1,499)
Net increase (decrease)	91	801	228	2,231
Class E
Proceeds from shares sold	13	139	12	142
Proceeds from reinvestment of distributions	28	294	30	331
Payments for shares redeemed	(167)	(1,703)	(130)	(1,551)
Net increase (decrease)	(126)	(1,270)	(88)	(1,078)
Class I
Proceeds from shares sold	481	5,388	513	6,188
Proceeds from reinvestment of distributions	312	3,513	268	3,135
Payments for shares redeemed	(1,211)	(14,220)	(812)	(10,027)
Net increase (decrease)	(418)	(5,319)	(31)	(704)
Class S
Proceeds from shares sold	1,131	12,836	2,721	32,116
Proceeds from reinvestment of distributions	664	7,346	525	6,066
Payments for shares redeemed	(2,987)	(33,807)	(5,002)	(60,177)
Net increase (decrease)	(1,192)	(13,625)	(1,756)	(21,995)
Class Y
Proceeds from shares sold	1,306	14,923	10,707	129,603
Proceeds from reinvestment of distributions	8,189	91,712	5,742	66,985
Payments for shares redeemed	(13,195)	(154,546)	(13,632)	(167,088)
Net increase (decrease)	(3,700)	(47,911)	2,817	29,500
Total increase (decrease)	(5,291)	$(66,738)	1,244	$8,793

See accompanying notes which are an integral part of the financial statements.

70 Russell U.S. Dynamic Equity Fund

(This page intentionally left blank)

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	12.12	—(f)	.53	.53	—(f)	(1.89)
October 31, 2014	12.08	(.03)	1.53	1.50	—(f)	(1.46)
October 31, 2013	9.40	—(f)	2.71	2.71	(.03)	—
October 31, 2012(3)	9.20	.01	.20	.21	(.01)	—

Class C
October 31, 2015	10.70	(.07)	.47	.40	—	(1.89)
October 31, 2014	10.90	(.10)	1.36	1.26	—	(1.46)
October 31, 2013	8.53	(.07)	2.44	2.37	—	—
October 31, 2012	7.56	(.06)	1.03	.97	—	—
October 31, 2011	6.97	(.07)	.66	.59	—	—

Class E
October 31, 2015	12.14	—(f)	.53	.53	—(f)	(1.89)
October 31, 2014	12.10	(.02)	1.52	1.50	—	(1.46)
October 31, 2013	9.41	.01	2.69	2.70	(.01)	—
October 31, 2012	8.27	—(f)	1.14	1.14	—	—
October 31, 2011	7.58	(.02)	.71	.69	—	—

Class I
October 31, 2015	12.73	.03	.56	.59	(.03)	(1.89)
October 31, 2014	12.60	.02	1.60	1.62	(.03)	(1.46)
October 31, 2013	9.79	.05	2.81	2.86	(.05)	—
October 31, 2012	8.56	.03	1.21	1.24	(.01)	—
October 31, 2011	7.83	.01	.72	.73	—	—

Class S
October 31, 2015	12.55	.02	.56	.58	(.02)	(1.89)
October 31, 2014	12.45	.01	1.57	1.58	(.02)	(1.46)
October 31, 2013	9.68	.04	2.76	2.80	(.03)	—
October 31, 2012	8.48	.03	1.17	1.20	—(f)	—
October 31, 2011	7.76	—(f)	.72	.72	—	—

Class Y
October 31, 2015	12.69	.05	.56	.61	(.05)	(1.89)
October 31, 2014	12.56	.03	1.59	1.62	(.03)	(1.46)
October 31, 2013	9.77	.06	2.80	2.86	(.07)	—
October 31, 2012(3)	9.56	.02	.21	.23	(.02)	—

See accompanying notes which are an integral part of the financial statements.

72 Russell U.S. Dynamic Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)(g)	Net Assets(d)(e)	Turnover Rate(b)

(1.89)	10.76	4.58	2,349	1.50	1.50	(.04)	150
(1.46)	12.12	13.40	1,994	1.52	1.52	(.22)	146
(.03)	12.08	28.84	1,089	1.51	1.51	— (i)	142
(.01)	9.40	2.30	206	1.36	1.35	.31	120

(1.89)	9.21	3.81	10,862	2.25	2.25	(.79)	150
(1.46)	10.70	12.66	11,644	2.27	2.27	(.96)	146
—	10.90	27.90	9,380	2.26	2.26	(.68)	142
—	8.53	12.83	5,386	2.28	2.07	(.72)	120
—	7.56	8.18	5,335	2.29	2.05	(.97)	142

(1.89)	10.78	4.52	321	1.50	1.50	(.02)	150
(1.46)	12.14	13.46	1,893	1.52	1.52	(.19)	146
(.01)	12.10	28.75	2,959	1.51	1.51	.10	142
—	9.41	13.78	2,443	1.55	1.32	(.01)	120
—	8.27	8.97	3,906	1.54	1.30	(.22)	142

(1.92)	11.40	4.90	20,455	1.17	1.17	.30	150
(1.49)	12.73	13.86	28,158	1.19	1.18	.14	146
(.05)	12.60	29.28	28,265	1.18	1.13	.41	142
(.01)	9.79	14.34	18,586	1.21	.94	.38	120
—	8.56	9.45	26,748	1.19	.92	.10	142

(1.91)	11.22	4.88	32,114	1.25	1.25	.21	150
(1.48)	12.55	13.68	50,903	1.27	1.27	.05	146
(.03)	12.45	29.04	72,332	1.26	1.26	.35	142
— (f)	9.68	14.20	52,928	1.26	1.07	.29	120
—	8.48	9.28	27,847	1.29	1.05	.02	142

(1.94)	11.36	5.06	521,326	1.05	1.05	.41	150
(1.49)	12.69	13.99	629,285	1.07	1.07	.23	146
(.07)	12.56	29.34	587,599	1.06	1.06	.56	142
(.02)	9.77	2.36	563,827.91		.91	.80	120

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 73

Russell Investment Company
Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell U.S. Strategic Equity Fund - Class A‡			Russell U.S. Strategic Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	(2.53)%		1 Year	3.66%
Inception*	11.99	%§	Inception*	14.34	%§

Russell U.S. Strategic Equity Fund - Class C			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	2.66%		1 Year	4.86%
Inception*	13.23	%§	Inception*	15.77	%§

Russell U.S. Strategic Equity Fund - Class E
	Total
	Return
1 Year	3.40%
Inception*	14.08	%§

74 Russell U.S. Strategic Equity Fund

Russell Investment Company
Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell U.S. Strategic Equity Fund (the “Fund”) employs	and energy stocks and toward consumer discretionary and health
a multi-manager approach whereby portions of the Fund are	care stocks were beneficial.
allocated to different money manager strategies. Fund assets not
allocated to money managers are managed by Russell Investment	How did the investment strategies and techniques employed
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	by the Fund and its money managers affect its benchmark-
may change the allocation of the Fund’s assets among money	relative performance?
managers at any time. An exemptive order from the Securities	Stock selection effects within the consumer discretionary sector
and Exchange Commission (“SEC”) permits RIMCo to engage	(an overweight to Viacom, Inc. and underweight to Amazon, Inc.)
or terminate a money manager at any time, subject to approval	detracted from the Fund’s benchmark-relative performance for
by the Fund’s Board, without a shareholder vote. Pursuant to the	the fiscal year. Factor exposures were mixed, as an overweight
terms of the exemptive order, the Fund is required to notify its	to stocks with the lowest valuation ratios detracted, while an
shareholders within 90 days of when a money manager begins	underweight to high dividend yield stocks was rewarded. From
providing services. As of October 31, 2015, the Fund had eight	a sector perspective, an overweight to consumer discretionary
money managers.	and health care stocks and an underweight to energy stocks
contributed positively to relative returns.
What is the Fund’s investment objective?
The Fund seeks to provide long term capital growth.	The Fund employs discretionary and non-discretionary money
managers. The Fund’s discretionary money managers select
How did the Fund perform relative to its benchmark for the	the individual portfolio securities for the assets assigned to
fiscal year ended October 31, 2015?	them. The Fund’s non-discretionary money managers provide
For the fiscal year ended October 31, 2015, the Fund’s Class	a model portfolio to RIMCo representing their investment
A, Class C, Class E and Class S Shares gained 3.42%, 2.66%,	recommendations, based upon which RIMCo purchases and sells
3.40% and 3.66%, respectively. This is compared to the Fund’s	securities for the Fund. Fund assets not allocated to discretionary
benchmark, the Russell 1000® Index, which gained 4.86% during	money managers include assets managed by RIMCo based upon
the same period. The Fund’s performance includes operating	model portfolios provided by non-discretionary money managers,
expenses, whereas index returns are unmanaged and do not	the Fund’s liquidity reserves and assets which may be managed
include expenses of any kind.	directly by RIMCo to effect the Fund’s investment strategies and/
or to actively manage the Fund’s overall exposures by investing in
For the fiscal year ended October 31, 2015, the Morningstar®	securities or other instruments that RIMCo believes will achieve
Large Blend, a group of funds that Morningstar considers to have	the desired risk/return profile for the Fund.
investment strategies similar to those of the Fund, gained 2.79%.
This result serves as a peer comparison and is expressed net of	With respect to certain of the Fund’s money managers,
operating expenses.	Cornerstone Capital Management, LLC (“Cornerstone”) was the
worst performing manager for the period and underperformed the
RIMCo may assign a money manager a specific style or	Russell 1000® Growth Index. Stock selection within the technology
capitalization benchmark other than the Fund’s index. However,	sector (an overweight to Stratasys Ltd., Yelp, Inc., and Micron
the Fund’s primary index remains the benchmark for the Fund	Technology) detracted from benchmark-relative performance.
and is representative of the aggregate of each money manager’s	Factor exposures were mixed, specifically an overweight to high
benchmark index.	forecasted growth was rewarded while an overweight to mid
How did the market conditions described in the Market	cap stocks detracted. Cornerstone’s overweight to the consumer
Summary report affect the Fund’s performance?	discretionary sector and underweight to the producer durables
During the fiscal year, the U.S. large capitalization equity market	sector contributed positively to relative performance.
produced positive returns. Relevant Fund exposures included	Suffolk Capital Management, LLC (“Suffolk”) was the best
tilts toward stocks with the lowest valuation ratios (lowest price-	performing manager for the period and outperformed the Russell
to-book and price-to-cash flow ratios) and consumer discretionary	1000® Dynamic™ Index. Stock selection within the health care
and health care stocks, and away from high dividend yield stocks,	sector (an overweight to Valeant Pharmaceuticals International,
growth stocks, and energy stocks. Growth stocks significantly	Clovis Oncology, Inc., and Receptors, Inc.) was a significant
outperformed value stocks within the Russell 1000® Index,	driver of positive benchmark-relative performance. Suffolk’s
detracting from the Fund’s benchmark-relative performance.	factor tilt away from mid cap stocks was additive to benchmark-
However, the Fund’s tilts away from high dividend yield stocks	relative returns. An overweight to the technology sector and an underweight to the energy sector were rewarded.

Russell U.S. Strategic Equity Fund 75

Russell Investment Company
Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

RIMCo manages a 6% strategic allocation to a positioning	LLC as a non-discretionary money manager. The objective of
strategy to seek to achieve the desired risk/return profile for the	this change was to improve the stock selection component of the
Fund. During the third quarter of 2015 the positioning strategy	Fund’s excess return potential.
was changed from a Russell Top 200® Value Index full replication
strategy to a positioning strategy that utilizes the output from a	Money Managers as of October 31,
quantitative model to seek to position the portfolio to meet RIMCo’s	2015	Styles
overall preferred positioning. This strategy was implemented to	AJO, LP	Dynamic
replace exposure that the Fund had previously received from	Barrow, Hanley, Mewhinney & Strauss, LLC Value
Brandywine Global Investment Management,
Schneider Capital Management Corporation’s (“Schneider”)	LLC	Value
portfolio which RIMCo removed from the Fund during the third	Columbus Circle Investors	Growth
quarter of 2015 due to concerns about organizational stability.	Cornerstone Capital Management, Inc.	Growth
During the fiscal year, the positioning strategy performed as	Jacobs Levy Equity Management	Defensive
	PanAgora Asset Management, Inc.	Defensive
expected given its combination of deep value exposure and larger	Suffolk Capital Management LLC	Dynamic
capitalization value exposure. Its performance was close to that	The views expressed in this report reflect those of the portfolio
of the Russell 1000® Value Index and the Russell Top 200® Value	managers only through the end of the period covered by
Index.	the report. These views do not necessarily represent the
During the period, RIMCo used index futures contracts to equitize	views of RIMCo, or any other person in RIMCo or any other
the Fund’s cash. The decision to equitize the Fund’s cash was	affiliated organization. These views are subject to change
beneficial to Fund performance for the fiscal year as the market	at any time based upon market conditions or other events,
had a positive absolute return.	and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
Describe any changes to the Fund’s structure or the money	investment advice and, because investment decisions for
manager line-up.	a Russell Investment Company (“RIC”) Fund are based on
During the third quarter of 2015, RIMCo terminated Institutional	numerous factors, should not be relied on as an indication
Capital LLC and Schneider as discretionary money managers for	of investment decisions of any RIC Fund.
the Fund and hired Brandywine Global Investment Management,

* Assumes initial investment on August 6, 2012.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

76 Russell U.S. Strategic Equity Fund

Russell Investment Company
Russell U.S. Strategic Equity Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$996.20	$1,019.86
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$5.33	$5.40

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.06%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$993.10	$1,016.08
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$9.09	$9.20
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.81%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$996.90	$1,019.86
	Expenses Paid During Period*	$5.34	$5.40

* Expenses are equal to the Fund's annualized expense ratio of 1.06%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell U.S. Strategic Equity Fund 77

Russell Investment Company
Russell U.S. Strategic Equity Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$997.40	$1,021.12
Expenses Paid During Period*	$4.08	$4.13

* Expenses are equal to the Fund's annualized expense ratio of 0.81%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

78 Russell U.S. Strategic Equity Fund

Russell Investment Company
Russell U.S. Strategic Equity Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 96.8%			Ross Stores, Inc.	318,872	16,129
Consumer Discretionary - 15.1%			Royal Caribbean Cruises, Ltd.	94,183	9,263
Aaron's, Inc. Class A(Û)	86,996	2,146	Sinclair Broadcast Group, Inc. Class A(Æ)	39,132	1,174
Alibaba Group Holding, Ltd. - ADR(Æ)	57,667	4,834	Staples, Inc.	23,880	310
Amazon.com, Inc.(Æ)	61,126	38,259	Starbucks Corp.	366,828	22,952
AMC Networks, Inc. Class A(Æ)	21,510	1,589	Target Corp.	463,172	35,748
American Eagle Outfitters, Inc.	8,800	134	Tenneco, Inc.(Æ)	23,951	1,355
AutoZone, Inc.(Æ)	6,495	5,095	Time Warner, Inc.	158,667	11,954
Bed Bath & Beyond, Inc.(Æ)	48,848	2,913	TJX Cos., Inc.	220,740	16,156
Best Buy Co., Inc.	35,545	1,245	Toll Brothers, Inc.(Æ)	33,038	1,188
Big Lots, Inc.	39,886	1,839	Toyota Motor Corp. - ADR	77,606	9,516
Brinker International, Inc.	49,133	2,236	Tribune Media Co. Class A	102,265	4,124
Carnival Corp.	35,988	1,946	Tupperware Brands Corp.	57,400	3,379
Carter's, Inc.	10,890	990	Twenty-First Century Fox, Inc. Class A	7,685	236
CBS Corp. Class B	111,786	5,200	Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	55,484	9,652
Choice Hotels International, Inc.	33,253	1,740	Under Armour, Inc. Class A(Æ)	71,512	6,799
Comcast Corp. Class A(Æ)	137,935	8,638	WABCO Holdings, Inc.(Æ)	27,598	3,097
Cooper Tire & Rubber Co.	69,282	2,895	Wal-Mart Stores, Inc.	512,218	29,319
Costco Wholesale Corp.	49,500	7,827	Walt Disney Co. (The)	399,698	45,462
Dana Holding Corp.	167,082	2,807	Whirlpool Corp.	64,669	10,356
Darden Restaurants, Inc.(Û)	88,330	5,467			604,491
Deckers Outdoor Corp.(Æ)	11,970	666
Delphi Automotive PLC	50,565	4,207	Consumer Staples - 6.3%
Dick's Sporting Goods, Inc.	54,270	2,418	Altria Group, Inc.	468,469	28,328
Dillard's, Inc. Class A	41,831	3,743	Archer-Daniels-Midland Co.	9,291	424
Discovery Communications, Inc. Class A(Æ)	10,025	295	Cal-Maine Foods, Inc.	13,886	743
Domino's Pizza, Inc.	47,168	5,031	Casey's General Stores, Inc.	6,200	659
DSW, Inc. Class A	80,197	2,000	Clorox Co. (The)	25,530	3,113
eBay, Inc.(Æ)(Û)	145,260	4,053	Coca-Cola Co. (The)	834,330	35,334
Expedia, Inc.	1,990	271	Coca-Cola Enterprises, Inc.	159,739	8,201
Foot Locker, Inc.	54,028	3,660	Colgate-Palmolive Co.	30,792	2,043
Ford Motor Co.	63,890	946	Constellation Brands, Inc. Class A	49,001	6,605
Gap, Inc. (The)	372,317	10,135	CVS Health Corp.	99,202	9,799
General Motors Co.(Û)	553,669	19,329	Dr Pepper Snapple Group, Inc.	185,097	16,542
Goodyear Tire & Rubber Co. (The)	236,022	7,751	Herbalife, Ltd.(Æ)	23,950	1,342
Hilton Worldwide Holdings, Inc.	220,657	5,514	Ingredion, Inc.	17,200	1,635
Home Depot, Inc.	344,731	42,623	Kimberly-Clark Corp.	1,086	130
J Alexander's Holdings, Inc.(Æ)	17,147	165	Kroger Co. (The)(Û)	293,420	11,091
Jarden Corp.(Æ)	153,385	6,872	Molson Coors Brewing Co. Class B	56,711	4,996
Johnson Controls, Inc.	8,037	363	Mondelez International, Inc. Class A	383,215	17,689
Kohl's Corp.	6,007	277	PepsiCo, Inc.	268,790	27,468
L Brands, Inc.(Æ)	75,124	7,210	Philip Morris International, Inc.	357,143	31,572
Lear Corp.(Û)	28,262	3,534	Procter & Gamble Co. (The)	460,210	35,151
Lennar Corp. Class A	239,841	12,009	Sysco Corp.	107,600	4,439
Lowe's Cos., Inc.	107,089	7,906	Tyson Foods, Inc. Class A	84,471	3,747
Macy's, Inc.(Û)	16,650	849	Walgreens Boots Alliance, Inc.	3,907	331
Marriott International, Inc. Class A	129,264	9,925			251,382
McDonald's Corp.	35,044	3,934
Michael Kors Holdings, Ltd.(Æ)	298,561	11,536	Energy - 6.4%
Netflix, Inc.(Æ)	47,588	5,158	Anadarko Petroleum Corp.	223,585	14,953
Nike, Inc. Class B	291,442	38,188	Antero Resources Corp.(Æ)	5,437	128
Norwegian Cruise Line Holdings, Ltd.(Æ)	22,479	1,430	Apache Corp.	104,431	4,922
Nu Skin Enterprises, Inc. Class A	6,239	238	Baker Hughes, Inc.	16,797	885
NVR, Inc.(Æ)(Û)	3,892	6,374	BP PLC - ADR	730,461	26,077
Office Depot, Inc.(Æ)	121,856	929	Cameron International Corp.(Æ)	7,072	481
O'Reilly Automotive, Inc.(Æ)	19,060	5,266	Chesapeake Energy Corp.	107,991	770
Pandora Media, Inc.(Æ)	228,475	2,630	Chevron Corp.	194,957	17,718
Polaris Industries, Inc.	52,796	5,931	Cimarex Energy Co.	51,100	6,033
Priceline Group, Inc. (The)(Æ)	5,732	8,336	Columbia Pipeline Group, Inc.	54,366	1,129
PulteGroup, Inc.	551,649	10,112	ConocoPhillips	263,219	14,043
PVH Corp.	73,757	6,708	CONSOL Energy, Inc.	12,692	85

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 79

Russell Investment Company
Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Continental Resources, Inc.(Æ)	239,127	8,109	American Capital Agency Corp.(ö)	9,350	167
CVR Energy, Inc.	4,102	182	American Express Co.	294,100	21,546
Devon Energy Corp.	115,323	4,835	American Financial Group, Inc.	44,375	3,203
Diamond Offshore Drilling, Inc.	6,807	135	American International Group, Inc.(Û)	94,560	5,963
Dril-Quip, Inc.(Æ)	9,185	565	Ameriprise Financial, Inc.	100,829	11,632
Energen Corp.	2,888	168	AmTrust Financial Services, Inc.	26,255	1,791
Ensco PLC Class A	203,981	3,392	Annaly Capital Management, Inc.(ö)	16,705	166
EOG Resources, Inc.	118,532	10,176	Aon PLC	72,500	6,765
Exxon Mobil Corp.	516,129	42,704	Arch Capital Group, Ltd.(Æ)	5,637	422
First Solar, Inc.(Æ)	5,871	335	Arthur J Gallagher & Co.	4,545	199
FMC Technologies, Inc.(Æ)	34,413	1,164	Aspen Insurance Holdings, Ltd.(Û)	64,030	3,112
Frank's International NV	9,537	164	Assurant, Inc.(Û)	21,519	1,754
Gulfport Energy Corp.(Æ)	4,137	126	Assured Guaranty, Ltd.	151,991	4,171
Halliburton Co.	29,973	1,150	Axis Capital Holdings, Ltd.	5,603	303
Helmerich & Payne, Inc.	3,606	203	Bank of America Corp.(Û)	4,075,626	68,389
Hess Corp.	61,666	3,466	Bank of New York Mellon Corp. (The)	18,739	780
HollyFrontier Corp.	7,828	383	Barclays PLC - ADR	60,091	855
Kinder Morgan, Inc.	35,536	972	BB&T Corp.	11,861	441
Laredo Petroleum, Inc.(Æ)	13,069	150	Berkshire Hathaway, Inc. Class B(Æ)	228,181	31,037
Magna International, Inc. Class A(Æ)	75,831	3,999	BlackRock, Inc. Class A	1,301	458
Marathon Oil Corp.	169,391	3,113	Blackstone Group, LP (The)(Æ)	144,000	4,761
Marathon Petroleum Corp.	114,889	5,951	Broadridge Financial Solutions, Inc.	4,268	254
Murphy Oil Corp.	6,814	194	Capital One Financial Corp.	144,789	11,424
Nabors Industries, Ltd.	130,138	1,307	CBL & Associates Properties, Inc.(ö)	149,130	2,174
National Oilwell Varco, Inc.	23,832	897	CBOE Holdings, Inc.	21,838	1,464
Newfield Exploration Co.(Æ)	167,203	6,720	CBRE Group, Inc. Class A(Æ)(Û)	92,327	3,442
Noble Corp. PLC(Û)	259,358	3,494	Charles Schwab Corp. (The)	251,828	7,686
Noble Energy, Inc.	9,316	334	Chubb Corp. (The)	3,806	492
Occidental Petroleum Corp.	223,254	16,641	Cincinnati Financial Corp.	2,253	136
Oceaneering International, Inc.	4,115	173	Citigroup, Inc.(Û)	722,923	38,438
Oil States International, Inc.(Æ)	59,770	1,794	Citizens Financial Group, Inc.	223,191	5,424
Patterson-UTI Energy, Inc.	10,849	162	CME Group, Inc. Class A	7,635	721
PBF Energy, Inc. Class A	22,766	774	CNA Financial Corp.	4,752	174
Phillips 66(Æ)	168,609	15,015	Comerica, Inc.	43,351	1,881
QEP Resources, Inc.	12,137	188	Discover Financial Services	213,098	11,980
Rice Energy, Inc.(Æ)	8,035	123	East West Bancorp, Inc.	38,086	1,538
Rowan Cos. PLC Class A	107,593	2,117	Equity Commonwealth(Æ)(ö)	11,717	336
RPC, Inc.	13,522	149	Equity LifeStyle Properties, Inc. Class A(ö)	45,796	2,770
Schlumberger, Ltd.	94,776	7,408	Equity Residential(ö)	4,567	353
Seadrill, Ltd.(Æ)	21,093	136	Everest Re Group, Ltd.	40,717	7,246
SM Energy Co.	29,685	990	FactSet Research Systems, Inc.	37,736	6,608
Southwestern Energy Co.(Æ)	14,020	155	Fidelity National Information Services, Inc.	3,789	276
Spectra Energy Corp.	13,894	397	First American Financial Corp.	27,530	1,050
SunPower Corp. Class A(Æ)	9,363	251	First Niagara Financial Group, Inc.	116,777	1,209
Superior Energy Services, Inc.	9,432	134	First Republic Bank	103,247	6,743
Tesoro Corp.	37,911	4,054	Fiserv, Inc.(Æ)	85,571	8,258
Valero Energy Corp.	154,222	10,166	FleetCor Technologies, Inc.(Æ)	28,184	4,083
Weatherford International PLC(Æ)	118,966	1,218	FNF Group	4,117	145
Western Refining, Inc.	15,346	639	FNFV Group(Æ)	99,279	1,116
Whiting Petroleum Corp.(Æ)	7,964	137	Forest City Enterprises, Inc. Class A(Æ)	44,933	993
World Fuel Services Corp.	29,599	1,316	Genworth Financial, Inc. Class A(Æ)	267,334	1,251
		255,749	Global Payments, Inc.	29,474	4,021
			Goldman Sachs Group, Inc. (The)	7,364	1,381
Financial Services - 18.8%			Hanover Insurance Group, Inc. (The)	48,155	4,057
ACE, Ltd.	6,130	696	Hartford Financial Services Group, Inc.	165,105	7,638
Affiliated Managers Group, Inc.(Æ)	34,793	6,272	Hatteras Financial Corp.(ö)	241,700	3,459
Aflac, Inc.	7,497	478	HCP, Inc.(ö)	3,429	128
Allied World Assurance Co. Holdings AG	6,456	235	Hospitality Properties Trust(ö)	25,942	696
Allstate Corp. (The)(Û)	99,407	6,151	Invesco, Ltd.	37,275	1,236
Ally Financial, Inc.(Æ)	47,437	945	Jack Henry & Associates, Inc.	3,317	257

See accompanying notes which are an integral part of the financial statements.

80 Russell U.S. Strategic Equity Fund

Russell Investment Company
Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Jones Lang LaSalle, Inc.(Û)	33,015	5,504	Baxalta, Inc.	129,985	4,479
JPMorgan Chase & Co.(Û)	785,268	50,453	Becton Dickinson and Co.	2,783	397
KKR & Co., LP	544,932	9,346	Biogen, Inc.(Æ)(Û)	5,444	1,582
Lincoln National Corp.	51,100	2,734	Bio-Rad Laboratories, Inc. Class A(Æ)	3,910	545
Loews Corp.	433,800	15,816	Bristol-Myers Squibb Co.	259,611	17,121
Markel Corp.(Æ)	358	311	Cardinal Health, Inc.(Û)	415,411	34,147
Marsh & McLennan Cos., Inc.	83,985	4,681	Celgene Corp.(Æ)	34,363	4,217
MasterCard, Inc. Class A	302,224	29,917	Cerner Corp.(Æ)	6,365	422
McGraw Hill Financial, Inc.	59,151	5,480	Cigna Corp.	89,891	12,049
Mercury General Corp.	3,573	193	CR Bard, Inc.	51,909	9,673
MetLife, Inc.	293,665	14,795	DexCom, Inc.(Æ)	29,441	2,453
Morgan Stanley	25,224	832	Edwards Lifesciences Corp.(Æ)	43,110	6,775
Morningstar, Inc.	6,917	568	Eli Lilly & Co.	219,054	17,868
New York Community Bancorp, Inc.	15,448	255	Endo International PLC(Æ)	44,667	2,680
Nomura Holdings, Inc. - ADR	1,004,500	6,318	Envision Healthcare Holdings, Inc.(Æ)	286,248	8,072
Northern Trust Corp.	86,700	6,103	Express Scripts Holding Co.(Æ)	6,269	541
PartnerRe, Ltd.	2,264	315	Gilead Sciences, Inc.(Û)	349,814	37,825
PayPal Holdings, Inc.(Æ)	97,000	3,493	HCA Holdings, Inc.(Æ)	7,973	548
Piedmont Office Realty Trust, Inc. Class A(ö)	50,563	980	Hill-Rom Holdings, Inc.(Û)	54,848	2,890
PNC Financial Services Group, Inc. (The)	188,543	17,018	HMS Holdings Corp.(Æ)	445,843	4,695
Post Properties, Inc.(ö)	44,501	2,658	Horizon Pharma PLC(Æ)	143,377	2,254
Principal Financial Group, Inc.	111,336	5,585	Humana, Inc.	16,607	2,966
ProAssurance Corp.	4,513	239	Intuitive Surgical, Inc.(Æ)	8,010	3,978
Progressive Corp. (The)	16,109	534	Jazz Pharmaceuticals PLC(Æ)	27,588	3,787
Prudential Financial, Inc.	102,884	8,488	Johnson & Johnson	666,040	67,290
Regency Centers Corp.(ö)	41,417	2,815	Laboratory Corp. of America Holdings(Æ)	6,150	755
Regions Financial Corp.	692,483	6,475	Mallinckrodt PLC(Æ)	47,567	3,124
Reinsurance Group of America, Inc. Class			McKesson Corp.(Û)	95,937	17,153
A(Û)	68,347	6,168	Medtronic PLC	376,038	27,797
Santander Consumer USA Holdings, Inc.(Æ)	309,500	5,574	Merck & Co., Inc.	981,798	53,665
Simon Property Group, Inc.(ö)	59,455	11,978	Mylan NV(Æ)	213,240	9,402
Starwood Property Trust, Inc.(ö)	7,541	151	Myriad Genetics, Inc.(Æ)	11,558	467
State Street Corp.	341,305	23,550	Perrigo Co. PLC	49,108	7,746
SunTrust Banks, Inc.	79,244	3,290	Pfizer, Inc.	2,009,730	67,969
Synchrony Financial(Æ)	141,403	4,350	PTC Therapeutics, Inc.(Æ)	69,200	1,721
Thomson Reuters Corp.	5,866	241	Puma Biotechnology, Inc.(Æ)	59,314	4,889
Torchmark Corp.	6,741	391	Quest Diagnostics, Inc.	19,600	1,332
Total System Services, Inc.	5,257	276	St. Jude Medical, Inc.	64,890	4,141
Travelers Cos., Inc. (The)	9,209	1,040	Stryker Corp.	62,467	5,973
Two Harbors Investment Corp.(ö)	412,000	3,485	Taro Pharmaceutical Industries, Ltd.(Æ)	1,438	209
US Bancorp	323,365	13,639	Thermo Fisher Scientific, Inc.	57,982	7,583
Validus Holdings, Ltd.(Û)	61,087	2,706	United Therapeutics Corp.(Æ)(Û)	23,875	3,501
Visa, Inc. Class A	563,443	43,712	UnitedHealth Group, Inc.	183,097	21,565
Voya Financial, Inc.	207,329	8,411	Vertex Pharmaceuticals, Inc.(Æ)	69,093	8,619
Wells Fargo & Co.	1,503,276	81,387	Zimmer Biomet Holdings, Inc.	49,244	5,149
White Mountains Insurance Group, Ltd.	348	275	ZS Pharma, Inc.(Æ)	20,400	1,326
WR Berkley Corp.	92,050	5,139			592,684
XL Group PLC Class A	8,810	335
		753,234	Materials and Processing - 2.9%
			Acuity Brands, Inc.	10,900	2,383
Health Care - 14.8%			Air Products & Chemicals, Inc.	3,504	487
Abbott Laboratories	278,346	12,470	Albemarle Corp.	3,847	206
AbbVie, Inc.	93,600	5,574	Alcoa, Inc.	30,291	271
Aetna, Inc.	81,063	9,304	Ashland, Inc.	2,890	317
Agilent Technologies, Inc.	25,398	959	Bemis Co., Inc.	3,195	146
Alexion Pharmaceuticals, Inc.(Æ)	71,547	12,592	Bombardier, Inc. Class B	704,184	760
Allergan PLC(Æ)	40,776	12,578	CF Industries Holdings, Inc.(Û)	52,780	2,680
AmerisourceBergen Corp. Class A	133,475	12,882	CRH PLC - ADR	581,700	15,915
Amgen, Inc.	100,112	15,836	Crown Holdings, Inc.(Æ)	64,514	3,422
Anthem, Inc.	51,376	7,149	Domtar Corp.	73,764	3,042

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 81

Russell Investment Company
Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Dow Chemical Co. (The)	125,058	6,462	ManpowerGroup, Inc.	6,660	611
Eastman Chemical Co.	88,670	6,399	National Instruments Corp.	7,927	242
Ecolab, Inc.	22,222	2,674	Norfolk Southern Corp.	169,028	13,527
EI du Pont de Nemours & Co.	7,123	452	Northrop Grumman Corp.	104,514	19,623
Freeport-McMoRan, Inc.	24,472	288	Oshkosh Corp.	114,000	4,684
Hexcel Corp.	105,275	4,876	Paychex, Inc.	102,203	5,272
International Paper Co.	162,400	6,933	Raytheon Co.	296,851	34,850
Louisiana-Pacific Corp.(Æ)	252,000	4,450	Republic Services, Inc. Class A	8,142	356
LyondellBasell Industries NV Class A(Û)	47,398	4,404	Rockwell Collins, Inc.	11,687	1,014
Masco Corp.	169,146	4,905	Snap-on, Inc.	52,660	8,736
Mosaic Co. (The)	60,467	2,043	Southwest Airlines Co.(Û)	434,637	20,119
Newmont Mining Corp.	14,998	292	Spirit AeroSystems Holdings, Inc. Class
Nucor Corp.	8,228	348	A(Æ)(Û)	56,890	3,000
Owens Corning	8,022	365	Stanley Black & Decker, Inc.	158,413	16,789
PPG Industries, Inc.	187,310	19,529	Terex Corp.	218,384	4,381
Praxair, Inc.	8,249	916	Textron, Inc.	136,960	5,776
Reliance Steel & Aluminum Co.	118,635	7,113	Trinity Industries, Inc.	69,939	1,893
Rio Tinto PLC - ADR	105,000	3,834	Union Pacific Corp.	107,278	9,585
Scotts Miracle-Gro Co. (The) Class A	2,432	161	United Continental Holdings, Inc.(Æ)(Û)	195,388	11,784
Sherwin-Williams Co. (The)	27,537	7,348	United Parcel Service, Inc. Class B	23,861	2,458
Sonoco Products Co.	3,509	150	United Technologies Corp.	151,662	14,925
Steel Dynamics, Inc.	8,436	156	Wabtec Corp.	37,180	3,081
Westlake Chemical Corp.	30,712	1,851	Waste Management, Inc.	6,891	370
WestRock Co.	4,187	225	Waters Corp.(Æ)	6,974	891
		115,803	Xerox Corp.	48,564	456
			Xylem, Inc.	163,122	5,939
Producer Durables - 10.9%					435,427
3M Co.	20,482	3,220
Accenture PLC Class A	124,578	13,355	Technology - 16.2%
AECOM(Æ)	130,700	3,852	Activision Blizzard, Inc.	131,000	4,554
AerCap Holdings NV(Æ)	73,560	3,053	Adobe Systems, Inc.(Æ)	77,781	6,896
Alaska Air Group, Inc.	58,526	4,463	Akamai Technologies, Inc.(Æ)	3,131	190
American Airlines Group, Inc.(Û)	275,300	12,724	Alphabet, Inc. Class A(Æ)	51,920	38,285
Automatic Data Processing, Inc.	105,492	9,177	Alphabet, Inc. Class C(Æ)	49,739	35,355
Boeing Co. (The)	113,427	16,795	Amdocs, Ltd.	8,047	479
Caterpillar, Inc.	86,102	6,285	Amphenol Corp. Class A	4,457	242
CH Robinson Worldwide, Inc.	23,152	1,606	Analog Devices, Inc.	3,929	236
Chicago Bridge & Iron Co.	107,300	4,815	Ansys, Inc.(Æ)	2,493	238
Cintas Corp.	102,320	9,525	Apple, Inc.(Û)	1,116,633	133,438
CoStar Group, Inc.(Æ)	16,936	3,439	Applied Materials, Inc.	235,100	3,943
CSX Corp.	227,101	6,129	Arista Networks, Inc.(Æ)	2,711	175
Danaher Corp.	7,673	716	ARRIS Group, Inc.(Æ)	133,000	3,759
Deere & Co.	4,409	344	Arrow Electronics, Inc.(Æ)	7,372	405
Delta Air Lines, Inc.	477,785	24,291	Aspen Technology, Inc.(Æ)(Û)	69,530	2,878
Eaton Corp. PLC	78,837	4,408	Avago Technologies, Ltd. Class A	67,869	8,357
EMCOR Group, Inc.	15,250	736	Avnet, Inc.(Û)	107,027	4,862
Emerson Electric Co.	2,931	138	Black Knight Financial Services, Inc. Class
Expeditors International of Washington, Inc.	47,052	2,343	A(Æ)	8,823	318
FedEx Corp.	112,188	17,507	Broadcom Corp. Class A	9,638	495
Flir Systems, Inc.	7,380	197	Brocade Communications Systems, Inc.(Û)	195,410	2,036
General Dynamics Corp.	168,244	24,998	CA, Inc.	12,200	338
General Electric Co.	421,993	12,204	Cadence Design Systems, Inc.(Æ)	124,118	2,758
Genpact, Ltd.(Æ)	10,254	254	China Mobile, Ltd. - ADR	157,800	9,517
HD Supply Holdings, Inc.(Æ)	176,619	5,261	Cisco Systems, Inc.	1,699,321	49,025
Honeywell International, Inc.	262,759	27,138	Citrix Systems, Inc.(Æ)(Û)	42,250	3,469
Huntington Ingalls Industries, Inc.	22,830	2,738	Cognizant Technology Solutions Corp. Class
JB Hunt Transport Services, Inc.	98,775	7,543	A(Æ)	3,975	271
JetBlue Airways Corp.(Æ)	85,830	2,132	Computer Sciences Corp.	8,213	547
Lincoln Electric Holdings, Inc.	47,703	2,853	Corning, Inc.	50,760	944
Lockheed Martin Corp.	49,246	10,826	Cree, Inc.(Æ)	10,532	265
			DST Systems, Inc.	30,274	3,698

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Electronic Arts, Inc.(Æ)(Û)	47,170	3,400	CMS Energy Corp.	4,825	174
EMC Corp.	42,806	1,122	Consolidated Edison, Inc.	34,006	2,236
F5 Networks, Inc.(Æ)	48,137	5,305	Dominion Resources, Inc.	22,449	1,604
Facebook, Inc. Class A(Æ)	419,034	42,729	DTE Energy Co.	57,962	4,729
Gartner, Inc.(Æ)	27,817	2,522	Duke Energy Corp.	92,277	6,595
Groupon, Inc. Class A(Æ)	185,630	689	Edison International	5,767	349
HP Inc.(Æ)	286,835	7,733	Entergy Corp.	355,952	24,262
IAC/InterActiveCorp	39,212	2,628	Eversource Energy	6,482	330
Imperva, Inc.(Æ)	64,110	4,527	Exelon Corp.	65,020	1,815
Ingram Micro, Inc. Class A	10,593	315	NextEra Energy, Inc.	205,440	21,091
Intel Corp.	1,358,539	46,000	NiSource, Inc.	54,366	1,042
International Business Machines Corp.	106,667	14,942	NRG Energy, Inc.	53,469	689
Intuit, Inc.	37,207	3,625	ONE Gas, Inc.	69,456	3,392
IPG Photonics Corp.(Æ)	2,646	219	Pepco Holdings, Inc.	25,194	671
Jabil Circuit, Inc.	153,382	3,525	PG&E Corp.	15,061	804
Juniper Networks, Inc.	82,910	2,603	Pinnacle West Capital Corp.	3,226	205
King Digital Entertainment PLC	13,921	208	PPL Corp.	114,345	3,933
Lam Research Corp.	132,043	10,113	Public Service Enterprise Group, Inc.	10,328	426
Linear Technology Corp.	5,392	239	SCANA Corp.	3,066	182
Marvell Technology Group, Ltd.	27,832	228	Sempra Energy	72,900	7,466
Micron Technology, Inc.(Æ)(Û)	743,129	12,306	Southern Co. (The)	128,940	5,815
Microsoft Corp.	1,205,357	63,450	Sprint Corp.(Æ)	35,252	167
NCR Corp.(Æ)	10,693	284	Talen Energy Corp.(Æ)	14,282	124
NetApp, Inc.	106,975	3,637	TECO Energy, Inc.	5,095	138
NXP Semiconductors NV(Æ)	182,494	14,298	Telephone & Data Systems, Inc.	111,244	3,186
ON Semiconductor Corp.(Æ)	120,760	1,328	T-Mobile US, Inc.(Æ)	4,383	166
Oracle Corp.	353,801	13,742	Verizon Communications, Inc.(Û)	1,246,184	58,421
Palo Alto Networks, Inc.(Æ)	61,380	9,882	WEC Energy Group, Inc.	7,121	367
QUALCOMM, Inc.	21,739	1,292	Xcel Energy, Inc.	135,764	4,837
Rackspace Hosting, Inc.(Æ)	6,155	159			214,065
Salesforce.com, Inc.(Æ)	123,299	9,582
SanDisk Corp.	8,204	632	Total Common Stocks
ServiceNow, Inc.(Æ)	69,614	5,684	(cost $3,462,775)		3,870,617
SolarWinds, Inc.(Æ)	4,769	277
Splunk, Inc.(Æ)	61,758	3,468	Short-Term Investments - 3.9%
Symantec Corp.	411,006	8,467	Russell U.S. Cash Management Fund	149,148,812(8)	149,149
Synopsys, Inc.(Æ)	165,878	8,291	United States Treasury Bills
Tableau Software, Inc. Class A(Æ)	88,325	7,416	0.018% due 02/04/16 (§)	5,000	4,999
Take-Two Interactive Software, Inc.(Æ)	95,539	3,172
Tech Data Corp.(Æ)	13,820	1,006	Zero coupon due 04/07/16 (§)	3,500	3,497
Teradata Corp.(Æ)	6,234	175	Total Short-Term Investments
Teradyne, Inc.	14,819	289	(cost $157,645)		157,645
Texas Instruments, Inc.	5,982	339
VeriSign, Inc.(Æ)(Û)	42,961	3,463	Total Investments 100.7%
VMware, Inc. Class A(Æ)	29,206	1,757	(identified cost $3,620,420)		4,028,262
Western Digital Corp.	15,322	1,024	Securities Sold Short - (0.9)%
Xilinx, Inc.	5,303	253	Consumer Discretionary - (0.1)%
Yahoo!, Inc.(Æ)	21,204	755	Amaya, Inc.(Æ)	(57,228)	(1,277)
Zynga, Inc. Class A(Æ)	299,330	709	Charter Communications, Inc. Class A(Æ)	(5,520)	(1,054)
		647,782	DreamWorks Animation SKG, Inc. Class
			A(Æ)	(51,040)	(1,033)
Utilities - 5.4%			GoPro, Inc. Class A(Æ)	(33,749)	(844)
AES Corp.(Û)	292,494	3,203	Mobileye NV(Æ)	(3,000)	(137)
Alliant Energy Corp.	2,726	161	Tesla Motors, Inc.(Æ)	(4,100)	(848)
Ameren Corp.	5,380	235			(5,193)
American Electric Power Co., Inc.	132,430	7,502	Energy - (0.1)%
American Water Works Co., Inc.	2,789	160	Cheniere Energy, Inc.(Æ)	(24,298)	(1,203)
AT&T, Inc.	1,157,937	38,802	Enbridge, Inc.	(20,220)	(863)
Canadian Natural Resources, Ltd.	367,600	8,536	Golar LNG, Ltd.	(26,470)	(768)
CenturyLink, Inc.	8,878	250	Kinder Morgan, Inc.	(40,134)	(1,098)

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 83

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)

	Principal	Fair
	Amount ($) or	Value
	Shares	$
SolarCity Corp.(Æ)	(27,324)	(810)
SunPower Corp. Class A(Æ)	(38,578)	(1,036)
		(5,778)
Financial Services - (0.2)%
Bank of the Ozarks, Inc.	(24,730)	(1,237)
Kennedy-Wilson Holdings, Inc.	(38,640)	(947)
LendingClub Corp.(Æ)	(74,220)	(1,052)
Mercury General Corp.	(5,850)	(316)
TFS Financial Corp.	(63,070)	(1,108)
United Bankshares, Inc.	(27,120)	(1,073)
Zillow Group, Inc. Class A(Æ)	(15,120)	(466)
		(6,199)
Health Care – (0.0)%
Acadia Healthcare Co., Inc.(Æ)	(18,193)	(1,117)

Materials and Processing – (0.0)%
Platform Specialty Products Corp.(Æ)	(26,775)	(280)

Producer Durables - (0.1)%
Colfax Corp.(Æ)	(19,950)	(538)
Macquarie Infrastructure Corp.	(14,530)	(1,156)
Stericycle, Inc.(Æ)	(8,105)	(984)
XPO Logistics, Inc.(Æ)	(44,315)	(1,230)
		(3,908)
Technology - (0.3)%
Ambarella, Inc.(Æ)	(5,980)	(296)
Arista Networks, Inc.(Æ)	(16,739)	(1,080)
Cavium, Inc.(Æ)	(8,840)	(627)
Cypress Semiconductor Corp.(Æ)	(104,490)	(1,101)
FireEye, Inc.(Æ)	(24,026)	(628)
GrubHub, Inc.(Æ)	(26,745)	(641)
LinkedIn Corp. Class A(Æ)	(5,400)	(1,301)
NetSuite, Inc.(Æ)	(12,972)	(1,103)
Palo Alto Networks, Inc.(Æ)	(6,100)	(982)
Stratasys, Ltd.(Æ)	(35,140)	(896)
SunEdison, Inc.(Æ)	(151,311)	(1,105)
Twitter, Inc.(Æ)	(39,800)	(1,133)
		(10,893)
Utilities - (0.1)%
Frontier Communications Corp.	(199,798)	(1,027)
Pembina Pipeline Corp.	(44,779)	(1,125)
Zayo Group Holdings, Inc.(Æ)	(40,651)	(1,077)
		(3,229)

Total Securities Sold Short
(proceeds $42,278)		(36,597)

Other Assets and Liabilities, Net
- 0.2%		6,384
Net Assets - 100.0%		3,998,049

See accompanying notes which are an integral part of the financial statements.

84 Russell U.S. Strategic Equity Fund

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Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures		1,066	USD	110,528	12/15	5,908
S&P E-Mini Energy Select Sector Index Futures		245	USD	16,633	12/15	1,023
S&P Financial Index Futures		527	USD	31,574	12/15	1,071
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						8,002

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$604,491	$—		$—	$604,491	15.1
Consumer Staples	251,382	—		—	251,382	6.3
Energy	255,749	—		—	255,749	6.4
Financial Services	753,234	—		—	753,234	18.8
Health Care	592,684	—		—	592,684	14.8
Materials and Processing	115,803	—		—	115,803	2.9
Producer Durables	435,427	—		—	435,427	10.9
Technology	647,782	—		—	647,782	16.2
Utilities	214,065	—		—	214,065	5.4
Short-Term Investments	—	157,645		—	157,645	3.9
Total Investments	3,870,617	157,645		—	4,028,262	100.7
Securities Sold Short**	(36,597)	—		—	(36,597)	(0.9)
Other Assets and Liabilities, Net						0.2
						100.0
Other Financial Instruments
Futures Contracts	8,002	—		—	8,002	0.2
Total Other Financial Instruments*	$8,002	$—		$—	$8,002

*    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.
**  Refer to Schedule of Investments for detailed sector breakout.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$8,002

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(3,483)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$5,000

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

86 Russell U.S. Strategic Equity Fund

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Russell U.S. Strategic Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$142	$—	$142
Total Financial and Derivative Assets		142	—	142
Financial and Derivative Assets not subject to a netting agreement		(142)	—	(142)
Total Financial and Derivative Assets subject to a netting agreement		$—	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$937	$—	$937
Short Sales	Securities sold short, at market value	36,597	—	36,597
Total Financial and Derivative Liabilities		37,534	—	37,534
Financial and Derivative Liabilities not subject to a netting agreement		(937)	—	(937)
Total Financial and Derivative Liabilities subject to a netting agreement		$36,597	$—	$36,597

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
JPMorgan Chase	$36,597	$—	$36,597	$—
Total	$36,597	$—	$36,597	$—

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Russell U.S. Strategic Equity Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$3,620,420
Investments, at fair value(>)	4,028,262
Receivables:
Dividends and interest	4,283
Dividends from affiliated Russell funds	15
Investments sold	66,037
Fund shares sold	5,296
Variation margin on futures contracts	142
Total assets	4,104,035

Liabilities
Payables:
Due to custodian	2,664
Investments purchased	59,188
Fund shares redeemed	3,847
Accrued fees to affiliates	2,440
Other accrued expenses	313
Variation margin on futures contracts	937
Securities sold short, at fair value(‡)	36,597
Total liabilities	105,986

Net Assets	$3,998,049

See accompanying notes which are an integral part of the financial statements.

88 Russell U.S. Strategic Equity Fund

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Russell U.S. Strategic Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,959
Accumulated net realized gain (loss)	153,964
Unrealized appreciation (depreciation) on:
Investments	407,842
Futures contracts	8,002
Securities sold short	5,681
Shares of beneficial interest	3,171
Additional paid-in capital	3,417,430
Net Assets	$3,998,049

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.59
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$13.36
Class A — Net assets	$6,699,861
Class A — Shares outstanding ($.01 par value)	532,273
Net asset value per share: Class C(#)	$12.56
Class C — Net assets	$22,287,658
Class C — Shares outstanding ($.01 par value)	1,775,070
Net asset value per share: Class E(#)	$12.61
Class E — Net assets	$104,763,474
Class E — Shares outstanding ($.01 par value)	8,310,102
Net asset value per share: Class S(#)	$12.61
Class S — Net assets	$ 3,864,298,419
Class S — Shares outstanding ($.01 par value)	306,477,939
Amounts in thousands
(‡) Proceeds on securities sold short	$42,278
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$149,149
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 89

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Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$72,532
Dividends from affiliated Russell funds	164
Interest	3
Total investment income	72,699

Expenses
Advisory fees	29,744
Administrative fees	1,889
Custodian fees	542
Distribution fees - Class A	16
Distribution fees - Class C	157
Transfer agent fees - Class A	12
Transfer agent fees - Class C	42
Transfer agent fees - Class E	210
Transfer agent fees - Class S	7,668
Professional fees	108
Registration fees	169
Shareholder servicing fees - Class C	52
Shareholder servicing fees - Class E	262
Trustees’ fees	97
Printing fees	265
Dividends from securities sold short	421
Interest expense paid on securities sold short	909
Miscellaneous	121
Expenses before reductions	42,684
Expense reductions	(10,330)
Net expenses	32,354
Net investment income (loss)	40,345

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	174,654
Futures contracts	(3,483)
Securities sold short	5,445
Foreign currency-related transactions	(1)
Net realized gain (loss)	176,615
Net change in unrealized appreciation (depreciation) on:
Investments	(107,826)
Futures contracts	5,000
Securities sold short	5,052
Net change in unrealized appreciation (depreciation)	(97,774)
Net realized and unrealized gain (loss)	78,841
Net Increase (Decrease) in Net Assets from Operations	$119,186

See accompanying notes which are an integral part of the financial statements.

90 Russell U.S. Strategic Equity Fund

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Russell U.S. Strategic Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$40,345	$37,803
Net realized gain (loss)	176,615	321,203
Net change in unrealized appreciation (depreciation)	(97,774)	112,602
Net increase (decrease) in net assets from operations	119,186	471,608

Distributions
From net investment income
Class A	(50)	(38)
Class C	(8)	(30)
Class E	(802)	(855)
Class S	(38,937)	(36,992)
From net realized gain
Class A	(466)	(255)
Class C	(1,512)	(786)
Class E	(8,563)	(6,859)
Class S	(312,099)	(224,840)
Net decrease in net assets from distributions	(362,437)	(270,655)

Share Transactions*
Net increase (decrease) in net assets from share transactions	556,021	404,716
Total Net Increase (Decrease) in Net Assets	312,770	605,669

Net Assets
Beginning of period	3,685,279	3,079,610
End of period	$3,998,049	$3,685,279
Undistributed (overdistributed) net investment income included in net assets	$1,959	$1,199

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 91

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Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:

	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	220	$2,835	181	$2,297
Proceeds from reinvestment of distributions	41	515	24	291
Payments for shares redeemed	(88)	(1,099)	(107)	(1,365)
Net increase (decrease)	173	2,251	98	1,223
Class C
Proceeds from shares sold	649	8,135	563	7,081
Proceeds from reinvestment of distributions	121	1,519	67	815
Payments for shares redeemed	(248)	(3,128)	(159)	(2,023)
Net increase (decrease)	522	6,526	471	5,873
Class E
Proceeds from shares sold	1,552	19,739	1,343	16,957
Proceeds from reinvestment of distributions	715	9,028	602	7,419
Payments for shares redeemed	(1,220)	(15,428)	(1,811)	(23,446)
Net increase (decrease)	1,047	13,339	134	930
Class S
Proceeds from shares sold	89,487	1,147,306	68,530	872,109
Proceeds from reinvestment of distributions	27,685	349,336	21,116	260,569
Payments for shares redeemed	(75,973)	(962,737)	(57,926)	(735,988)
Net increase (decrease)	41,199	533,905	31,720	396,690
Total increase (decrease)	42,941	$556,021	32,423	$404,716

See accompanying notes which are an integral part of the financial statements.

92 Russell U.S. Strategic Equity Fund

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Russell U.S. Strategic Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	13.42	.10	.35	.45	(.10)	(1.18)
October 31, 2014	12.73	.11	1.66	1.77	(.12)	(.96)
October 31, 2013	10.13	.08	2.65	2.73	(.10)	(.03)
October 31, 2012(2)	10.00	.01	.13	.14	(.01)	—

Class C
October 31, 2015	13.39	—(f)	.36	.36	(.01)	(1.18)
October 31, 2014	12.71	.02	1.65	1.67	(.03)	(.96)
October 31, 2013	10.12	—(f)	2.65	2.65	(.03)	(.03)
October 31, 2012(2)	10.00	—(f)	.13	.13	(.01)	—

Class E
October 31, 2015	13.44	.10	.35	.45	(.10)	(1.18)
October 31, 2014	12.74	.11	1.66	1.77	(.11)	(.96)
October 31, 2013	10.13	.10	2.63	2.73	(.09)	(.03)
October 31, 2012(2)	10.00	.01	.14	.15	(.02)	—

Class S
October 31, 2015	13.44	.13	.35	.48	(.13)	(1.18)
October 31, 2014	12.74	.14	1.67	1.81	(.15)	(.96)
October 31, 2013	10.13	.13	2.63	2.76	(.12)	(.03)
October 31, 2012(2)	10.00	.02	.13	.15	(.02)	—

See accompanying notes which are an integral part of the financial statements.

94 Russell U.S. Strategic Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)(g)	Net Assets(d)(e)	Turnover Rate(b)

(1.28)	12.59	3.42	6,700	1.32	1.05	.78	117
(1.08)	13.42	14.72	4,826	1.32	1.07	.86	85
(.13)	12.73	27.15	3,327	1.31	1.13	.73	125
(.01)	10.13	1.44	633	1.36	1.12	.57	15

(1.19)	12.56	2.66	22,288	2.07	1.80	.03	117
(.99)	13.39	13.86	16,787	2.07	1.82	.12	85
(.06)	12.71	26.27	9,948	2.07	1.88	.03	125
(.01)	10.12	1.28	3,479	2.12	1.87	(.19)	15

(1.28)	12.61	3.40	104,763	1.31	1.05	.78	117
(1.07)	13.44	14.76	97,618	1.32	1.07	.90	85
(.12)	12.74	27.19	90,808	1.31	1.13	.86	125
(.02)	10.13	1.46	69,066	1.37	1.12	.41	15

(1.31)	12.61	3.66	3,864,298	1.06	.80	1.03	117
(1.11)	13.44	15.05	3,566,048	1.07	.82	1.13	85
(.15)	12.74	27.51	2,975,527	1.06	.88	1.10	125
(.02)	10.13	1.46	2,072,403	1.11	.87	.96	15

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 95

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell U.S. Large Cap Equity Fund - Class A‡			Russell U.S. Large Cap Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	(1.52)%		1 Year	4.70%
Inception*	11.80	%§	Inception*	13.87	%§

Russell U.S. Large Cap Equity Fund - Class C			S&P 500® Index**
	Total			Total
	Return			Return
1 Year	3.61%		1 Year	5.20%
Inception*	12.73	%§	Inception*	14.81	%§

96 Russell U.S. Large Cap Equity Fund

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell U.S. Large Cap Equity Fund (the “Fund”) employs	consumer discretionary sector and this was beneficial as the U.S.
a multi-manager approach whereby portions of the Fund are	economy stayed on track and consumer spending was sufficient
allocated to different money manager strategies. Fund assets not	to keep many consumer discretionary stocks performing well.
allocated to money managers are managed by Russell Investment	However, an underweight to the stocks with the most expensive
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	price-to-book ratios detracted as these stocks outperformed
may change the allocation of the Fund’s assets among money	during the period and an overweight to the financial services
managers at any time. An exemptive order from the Securities	sector also detracted.
and Exchange Commission (“SEC”) permits RIMCo to engage
or terminate a money manager at any time, subject to approval	How did the investment strategies and techniques employed
by the Fund’s Board, without a shareholder vote. Pursuant to the	by the Fund and its money managers affect its benchmark-
terms of the exemptive order, the Fund is required to notify its	relative performance?
shareholders within 90 days of when a money manager begins	Stock selection effects were favorable within the producer
providing services. As of October 31, 2015, the Fund had five	durables sector (an overweight to Delta Air Lines, Inc. and
money managers.	Boeing Company). However, stock selection detracted within
the consumer discretionary sector (an overweight to Viacom, Inc.
What is the Fund’s investment objective?	and Whirlpool Corporation). Factor exposures were mixed, as an
The Fund seeks to provide long term capital growth.	underweight to the largest capitalization tier within the S&P 500®

How did the Fund perform relative to its benchmark for the	Index held back relative returns, while an overweight to stocks
fiscal year ended October 31, 2015?	with above average betas and below average dividend yield was beneficial. Overweights to consumer discretionary and health care
For the fiscal year ended October 31, 2015, the Fund’s Class A,	were beneficial but an overweight to financial services detracted.
Class C and Class S Shares gained 4.47%, 3.61% and 4.70%,	An underweight to the consumer staples sector detracted while
respectively. This is compared to the Fund’s benchmark, the S&P	underweights to the energy and utilities sectors contributed
500® Index, which gained 5.20% during the same period. The	positively to benchmark-relative performance.
Fund’s performance includes operating expenses, whereas index
returns are unmanaged and do not include expenses of any kind.	The Fund employs discretionary money managers. The Fund’s
discretionary money managers select the individual portfolio
For the fiscal year ended October 31, 2015, the Morningstar®	securities for the assets assigned to them. Fund assets not
Large Blend, a group of funds that Morningstar considers to have	allocated to discretionary money managers include the Fund’s
investment strategies similar to those of the Fund, gained 2.79%.	liquidity reserves and assets which may be managed directly
This result serves as a peer comparison and is expressed net of	by RIMCo to effect the Fund’s investment strategies and/or to
operating expenses.	actively manage the Fund’s overall exposures by investing in
RIMCo may assign a money manager a specific style or	securities or other instruments that RIMCo believes will achieve
capitalization benchmark other than the Fund’s index. However,	the desired risk/return profile for the Fund.
the Fund’s primary index remains the benchmark for the Fund	Columbus Circle Investors (“Columbus Circle”) was the worst
and is representative of the aggregate of each money manager’s	performing manager for the period and underperformed the
benchmark index.	Russell 1000® Growth Index. Stock selection within the health
How did the market conditions described in the Market	care sector (an overweight to McKesson Corporation and to
Summary report affect the Fund’s performance?	Gilead Sciences) and within the materials & processing sector
During the fiscal year, the U.S. large capitalization equity market	(an overweight to United States Steel Corporation) held back
produced positive returns. Relevant Fund exposures included a	benchmark-relative performance. Factor exposures were mixed
tilt toward higher beta stocks (beta is a measure of a portfolio’s	and specifically a tilt toward high earnings variability detracted,
volatility and its sensitivity to the direction of the market), and	although a tilt toward stocks with high forecasted growth was
this was beneficial as the market rose. As the year progressed,	beneficial. An overweight to the consumer discretionary sector
positive U.S. gross domestic product growth led the market to	and an underweight to the energy sector contributed positively to
believe that interest rates would rise near the end of 2015 or in	benchmark-relative returns.
early 2016. As a result, an underweight to high dividend yield	Sustainable Growth Advisers, LP (“Sustainable”) was the best
stocks was beneficial as these stocks became less attractive to	performing manager for the period and outperformed the Russell
investors anticipating improved opportunity for income from the	1000® Growth Index. Stock selection was the primary source
bond market. Sector allocations included an overweight to the	of positive benchmark-relative return. Selection within the

Russell U.S. Large Cap Equity Fund 97

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

consumer discretionary sector (an overweight to Amazon, Inc.,	Money Managers as of October 31,
Starbucks Corporation, and Lowes Companies) was beneficial.	2015	Styles
Sustainable’s tilt toward stocks with high forecasted growth and
	Ceredex Value Advisors LLC	Value
away from stocks with high earnings variability was rewarded. An	Columbus Circle Investors	Growth
overweight to the energy sector held back further outperformance	Institutional Capital Management LLC	Value
as energy underperformed during the fiscal year.	Jacobs Levy Equity Management	Market Oriented
	Sustainable Growth Advisers, LP	Growth
During the period, RIMCo used index futures contracts to equitize	The views expressed in this report reflect those of the portfolio
the Fund’s cash. The decision to equitize the Fund’s cash was	managers only through the end of the period covered by
beneficial to Fund performance for the fiscal year as the market	the report. These views do not necessarily represent the
had a positive absolute return.	views of RIMCo, or any other person in RIMCo or any other
Describe any changes to the Fund’s structure or the money	affiliated organization. These views are subject to change
manager line-up.	at any time based upon market conditions or other events,
There were no changes to the Fund’s structure or money manager	and RIMCo disclaims any responsibility to update the views
line up during the fiscal year.	contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on February 6, 2012.

** The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The index is structured to approximate the general distribution of industries in the U.S.
economy.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

98 Russell U.S. Large Cap Equity Fund

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$1,000.70	$1,019.56
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$5.65	$5.70

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.12%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$996.50	$1,015.78
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$9.41	$9.50
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.87%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class S	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$1,001.90	$1,020.82
	Expenses Paid During Period*	$4.39	$4.43

* Expenses are equal to the Fund's annualized expense ratio of 0.87%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell U.S. Large Cap Equity Fund 99

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 96.3%			Whole Foods Market, Inc.	40,125	1,202
Consumer Discretionary - 14.9%					18,861
Amazon.com, Inc.(Æ)	8,930	5,590
AMC Networks, Inc. Class A(Æ)	1,000	74	Energy - 7.6%
AutoZone, Inc.(Æ)	800	628	Chevron Corp.	64,210	5,836
Carnival Corp.	15,700	849	ConocoPhillips	55,226	2,946
CBS Corp. Class B	4,235	197	Core Laboratories NV	7,936	923
Comcast Corp. Class A(Æ)	89,890	5,628	EOG Resources, Inc.	33,921	2,912
Costco Wholesale Corp.	2,220	351	Exxon Mobil Corp.	58,901	4,874
Darden Restaurants, Inc.	5,370	332	Hess Corp.	41,064	2,308
DISH Network Corp. Class A(Æ)	1,600	101	HollyFrontier Corp.	1,600	78
Ford Motor Co.	48,400	717	Marathon Petroleum Corp.	10,100	523
General Motors Co.	25,700	897	Noble Energy, Inc.	48,696	1,745
Grupo Televisa SAB - ADR	40,470	1,179	Occidental Petroleum Corp.	31,680	2,361
Hilton Worldwide Holdings, Inc.	31,918	798	PBF Energy, Inc. Class A	1,700	58
Home Depot, Inc.	500	62	Phillips 66(Æ)	10,400	926
Johnson Controls, Inc.	71,510	3,231	Schlumberger, Ltd.	57,677	4,508
L Brands, Inc.(Æ)	10,590	1,016	Tesoro Corp.	1,250	134
Las Vegas Sands Corp.	46,990	2,326	Valero Energy Corp.	17,500	1,154
Liberty Media Corp.(Æ)	35,350	1,384	World Fuel Services Corp.	1,100	49
Lowe's Cos., Inc.	24,780	1,830			31,335
Netflix, Inc.(Æ)	5,936	643
News Corp. Class A	20,200	311	Financial Services - 21.4%
Nike, Inc. Class B	20,297	2,660	ACE, Ltd.	15,290	1,736
NVR, Inc.(Æ)	68	111	Aflac, Inc.	3,900	249
Omnicom Group, Inc.	39,530	2,962	Allstate Corp. (The)	27,440	1,698
O'Reilly Automotive, Inc.(Æ)	900	249	Ally Financial, Inc.(Æ)	128,330	2,557
Priceline Group, Inc. (The)(Æ)	2,145	3,119	American Express Co.	71,415	5,232
PulteGroup, Inc.	41,515	761	American Tower Corp.(ö)	25,125	2,568
Ralph Lauren Corp. Class A	10,951	1,213	Ameriprise Financial, Inc.	18,552	2,140
Ross Stores, Inc.	10,780	545	Aon PLC	51,524	4,808
Royal Caribbean Cruises, Ltd.	16,032	1,577	Bank of America Corp.	4,100	69
Sirius XM Holdings, Inc.(Æ)	17,800	73	Bank of New York Mellon Corp. (The)	14,300	596
Starbucks Corp.	64,172	4,015	Berkshire Hathaway, Inc. Class B(Æ)	2,220	302
Target Corp.	23,601	1,821	BlackRock, Inc. Class A	7,585	2,669
Time Warner, Inc.	16,500	1,243	Capital One Financial Corp.	18,323	1,446
TJX Cos., Inc.	22,910	1,677	CBOE Holdings, Inc.	1,100	74
Twenty-First Century Fox, Inc. Class A	4,300	132	Citigroup, Inc.	94,310	5,015
Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	8,028	1,397	Citizens Financial Group, Inc.	31,200	758
Under Armour, Inc. Class A(Æ)	10,348	984	Comerica, Inc.	5,300	230
Wal-Mart Stores, Inc.	38,902	2,226	Crown Castle International Corp.	37,935	3,242
Walt Disney Co. (The)	30,905	3,515	Discover Financial Services	18,400	1,034
Whirlpool Corp.	20,530	3,288	Equinix, Inc.(ö)	4,173	1,238
		61,712	FactSet Research Systems, Inc.	3,110	545
			Fidelity National Information Services, Inc.	2,600	190
Consumer Staples - 4.6%			FleetCor Technologies, Inc.(Æ)	14,170	2,053
Altria Group, Inc.	23,400	1,415	Franklin Resources, Inc.	47,430	1,933
Casey's General Stores, Inc.	1,530	163	Global Payments, Inc.	3,300	450
Clorox Co. (The)	1,120	137	Goldman Sachs Group, Inc. (The)	12,720	2,385
Coca-Cola Co. (The)	35,200	1,491	Intercontinental Exchange, Inc.	10,250	2,587
Colgate-Palmolive Co.	23,560	1,563	JPMorgan Chase & Co.	43,752	2,811
Constellation Brands, Inc. Class A	7,081	955	KeyCorp	2,100	26
Hershey Co. (The)	14,228	1,262	Lincoln National Corp.	3,200	171
Kroger Co. (The)	30,600	1,157	Marsh & McLennan Cos., Inc.	3,900	217
Mondelez International, Inc. Class A	52,174	2,409	MasterCard, Inc. Class A	33,734	3,340
PepsiCo, Inc.	18,000	1,839	McGraw Hill Financial, Inc.	11,736	1,087
Philip Morris International, Inc.	500	44	MetLife, Inc.	35,270	1,777
Procter & Gamble Co. (The)	55,570	4,243	Moody's Corp.	3,260	313
Sysco Corp.	23,785	981	Morgan Stanley	78,537	2,589
			Northern Trust Corp.	61,329	4,316
			PayPal Holdings, Inc.(Æ)	14,000	504

See accompanying notes which are an integral part of the financial statements.

100 Russell U.S. Large Cap Equity Fund

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
PNC Financial Services Group, Inc. (The)	15,160	1,368	Reliance Steel & Aluminum Co.	1,900	114
Progressive Corp. (The)	2,100	70	Sherwin-Williams Co. (The)	2,840	758
Prudential Financial, Inc.	11,090	915	WestRock Co.	22,007	1,183
Signature Bank(Æ)	1,150	171			14,823
State Street Corp.	22,990	1,586
SunTrust Banks, Inc.	8,400	349	Producer Durables - 9.1%
Synchrony Financial(Æ)	20,290	624	Accenture PLC Class A	11,910	1,277
Travelers Cos., Inc. (The)	6,490	733	Alaska Air Group, Inc.	1,100	84
US Bancorp	93,335	3,937	Automatic Data Processing, Inc.	31,435	2,735
Visa, Inc. Class A	74,198	5,757	Boeing Co. (The)	29,480	4,365
Voya Financial, Inc.	22,500	913	CH Robinson Worldwide, Inc.	1,000	69
Wells Fargo & Co.	126,640	6,855	Cintas Corp.	2,300	214
		88,233	CSX Corp.	61,770	1,667
			Delta Air Lines, Inc.	61,238	3,113
Health Care - 16.7%			Expeditors International of Washington, Inc.	1,900	95
Abbott Laboratories	10,900	488	FedEx Corp.	16,685	2,604
AbbVie, Inc.	13,500	804	General Electric Co.	222,758	6,443
Agilent Technologies, Inc.	59,194	2,235	HD Supply Holdings, Inc.(Æ)	2,600	77
Alexion Pharmaceuticals, Inc.(Æ)	2,801	493	Honeywell International, Inc.	35,230	3,639
Allergan PLC(Æ)	20,018	6,175	Lockheed Martin Corp.	5,440	1,196
AmerisourceBergen Corp. Class A	14,184	1,369	ManpowerGroup, Inc.	600	55
Amgen, Inc.	20,850	3,298	Northrop Grumman Corp.	6,660	1,250
Anthem, Inc.	6,150	856	Paychex, Inc.	4,100	211
Baxalta, Inc.	41,303	1,423	Pentair PLC	41,250	2,307
Biogen, Inc.(Æ)	1,610	468	Raytheon Co.	9,870	1,159
Bristol-Myers Squibb Co.	39,572	2,609	Southwest Airlines Co.	10,400	481
Cardinal Health, Inc.	13,700	1,126	Textron, Inc.	5,900	249
Celgene Corp.(Æ)	500	61	Union Pacific Corp.	5,800	518
Cerner Corp.(Æ)	28,360	1,880	United Continental Holdings, Inc.(Æ)	20,967	1,264
Charles River Laboratories International,			United Parcel Service, Inc. Class B	11,975	1,234
Inc.(Æ)	1,300	85	Verisk Analytics, Inc. Class A(Æ)	14,340	1,027
Cigna Corp.	21,772	2,918	Wabtec Corp.	1,800	149
CR Bard, Inc.	2,140	399	Waters Corp.(Æ)	880	112
DexCom, Inc.(Æ)	4,212	351			37,594
Edwards Lifesciences Corp.(Æ)	7,687	1,208
Eli Lilly & Co.	24,970	2,037	Technology - 15.6%
Express Scripts Holding Co.(Æ)	35,730	3,086	Activision Blizzard, Inc.	18,900	657
Gilead Sciences, Inc.	34,846	3,768	Alphabet, Inc. Class A(Æ)	2,328	1,717
Intuitive Surgical, Inc.(Æ)	1,157	575	Alphabet, Inc. Class C(Æ)	7,210	5,125
Johnson & Johnson	64,677	6,535	Apple, Inc.	92,002	10,993
Mallinckrodt PLC(Æ)	21,100	1,386	Applied Materials, Inc.	65,360	1,096
McKesson Corp.	24,738	4,423	ARM Holdings PLC - ADR	38,997	1,850
Medtronic PLC	51,654	3,818	Arrow Electronics, Inc.(Æ)	1,720	95
Merck & Co., Inc.	56,010	3,062	Aspen Technology, Inc.(Æ)	3,500	145
Novartis AG - ADR	34,670	3,135	Avago Technologies, Ltd. Class A	2,846	350
Pfizer, Inc.	147,312	4,982	Avnet, Inc.	3,600	164
Regeneron Pharmaceuticals, Inc.(Æ)	2,304	1,284	Cisco Systems, Inc.	92,480	2,668
St. Jude Medical, Inc.	3,300	211	Cognizant Technology Solutions Corp. Class
Stryker Corp.	7,790	745	A(Æ)	7,700	524
UnitedHealth Group, Inc.	15,200	1,790	EMC Corp.	59,136	1,551
		69,083	Facebook, Inc. Class A(Æ)	36,340	3,706
			Gartner, Inc.(Æ)	2,910	264
Materials and Processing - 3.6%			Intel Corp.	108,407	3,670
Dow Chemical Co. (The)	29,545	1,526	Juniper Networks, Inc.	40,095	1,258
Ecolab, Inc.	15,180	1,827	Lam Research Corp.	10,017	767
Masco Corp.	23,300	676	LinkedIn Corp. Class A(Æ)	2,311	557
Monsanto Co.	42,320	3,945	Maxim Integrated Products, Inc.	24,989	1,024
Mosaic Co. (The)	57,730	1,951	Microsoft Corp.	97,173	5,114
Nucor Corp.	1,500	63	NetApp, Inc.	10,500	357
PPG Industries, Inc.	26,666	2,780	NXP Semiconductors NV(Æ)	12,949	1,015

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 101

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2015

	Amounts in thousands (except share amounts)
		Principal		Fair
		Amount ($) or		Value
		Shares		$
	Oracle Corp.	189,671		7,366
	Palo Alto Networks, Inc.(Æ)	3,824		616
	Red Hat, Inc.(Æ)	19,265		1,524
	Salesforce.com, Inc.(Æ)	11,590		901
	SAP SE- ADR	18,215		1,434
	ServiceNow, Inc.(Æ)	10,057		821
	Splunk, Inc.(Æ)	8,915		501
	Symantec Corp.	36,300		748
	Synopsys, Inc.(Æ)	15,990		799
	Tableau Software, Inc. Class A(Æ)	6,285		528
	Texas Instruments, Inc.	32,652		1,852
	VMware, Inc. Class A(Æ)	3,800		229
	Vodafone Group PLC - ADR	71,343		2,352
	Western Digital Corp.	3,600		241
	Zynga, Inc. Class A(Æ)	28,500		68
				64,647

	Utilities - 2.8%
	American Electric Power Co., Inc.	7,800		442
	AT&T, Inc.	62,710		2,101
	Dominion Resources, Inc.	600		43
	Duke Energy Corp.	3,300		236
	Exelon Corp.	29,754		831
	NextEra Energy, Inc.	28,549		2,930
	PG&E Corp.	3,700		198
	Sempra Energy	4,950		507
	Southern Co. (The)	3,400		153
	Verizon Communications, Inc.	85,055		3,988
				11,429

	Total Common Stocks
	(cost $346,166)			397,717

Short	-Term Investments - 5.0%
	Russell U.S. Cash Management Fund	20,690,904	(8)	20,691
	Total Short-Term Investments
	(cost $20,691)			20,691

	Total Investments 101.3%
	(identified cost $366,857)			418,408

	Other Assets and Liabilities, Net
-	(1.3%)			(5,396)
	Net Assets - 100.0%			413,012

See accompanying notes which are an integral part of the financial statements.

102 Russell U.S. Large Cap Equity Fund

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of	Notional			Expiration	(Depreciation)
		Contracts	Amount			Date	$
Long Positions
S&P 500 E-Mini Index Futures		177	USD	18,352		12/15	927
S&P E-Mini Consumer Staples Select Sector Index Futures		45	USD		2,249	12/15	102
S&P E-Mini Industrial Index Futures		42	USD		2,273	12/15	108
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							1,137

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3			Total	% of Net Assets
Common Stocks
Consumer Discretionary	$61,712	$—		$—		$61,712	14.9
Consumer Staples	18,861	—		—		18,861	4.6
Energy	31,335	—		—		31,335	7.6
Financial Services	88,233	—		—		88,233	21.4
Health Care	69,083	—		—		69,083	16.7
Materials and Processing	14,823	—		—		14,823	3.6
Producer Durables	37,594	—		—		37,594	9.1
Technology	64,647	—		—		64,647	15.6
Utilities	11,429	—		—		11,429	2.8
Short-Term Investments	—	20,691		—		20,691	5.0
Total Investments	397,717	20,691		—		418,408	101.3
Other Assets and Liabilities, Net							(1.3)
							100.0
Other Financial Instruments
Futures Contracts	1,137	—		—		1,137	0.3
Total Other Financial Instruments*	$1,137	$—		$—		$1,137

*    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 103

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Russell U.S. Large Cap Equity Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$1,137

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(324)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$454

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

104 Russell U.S. Large Cap Equity Fund

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Liabilities
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$109	$	— $	109
Total Financial and Derivative Liabilities	109	—	109
Financial and Derivative Liabilities not subject to a netting agreement	(109)	—	(109)
Total Financial and Derivative Liabilities subject to a netting agreement	$—	$	— $	—

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 105

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Russell U.S. Large Cap Equity Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$366,857
Investments, at fair value(>)	418,408
Cash	13
Cash (restricted)(a)	1,319
Receivables:
Dividends and interest	429
Dividends from affiliated Russell funds	2
Investments sold	7,189
Fund shares sold	436
Total assets	427,796

Liabilities
Payables:
Investments purchased	5,891
Fund shares redeemed	8,436
Accrued fees to affiliates	287
Other accrued expenses	61
Variation margin on futures contracts	109
Total liabilities	14,784

Net Assets	$413,012

See accompanying notes which are an integral part of the financial statements.

106 Russell U.S. Large Cap Equity Fund

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$207
Accumulated net realized gain (loss)	28,522
Unrealized appreciation (depreciation) on:
Investments	51,551
Futures contracts	1,137
Shares of beneficial interest	311
Additional paid-in capital	331,284
Net Assets	$413,012

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$13.25
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$14.06
Class A — Net assets	$9,232,964
Class A — Shares outstanding ($.01 par value)	697,017
Net asset value per share: Class C(#)	$13.20
Class C — Net assets	$1,431,565
Class C — Shares outstanding ($.01 par value)	108,427
Net asset value per share: Class S(#)	$13.28
Class S — Net assets	$402,347,048
Class S — Shares outstanding ($.01 par value)	30,298,204
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$20,691
(a) Cash Collateral for Futures	$1,319
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 107

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Russell U.S. Large Cap Equity Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$7,977
Dividends from affiliated Russell funds	26
Total investment income	8,003

Expenses
Advisory fees	3,086
Administrative fees	210
Custodian fees	102
Distribution fees - Class A	20
Distribution fees - Class C	12
Transfer agent fees - Class A	16
Transfer agent fees - Class C	3
Transfer agent fees - Class S	863
Professional fees	51
Registration fees	51
Shareholder servicing fees - Class C	4
Trustees’ fees	11
Printing fees	23
Miscellaneous	18
Expenses before reductions	4,470
Expense reductions	(599)
Net expenses	3,871
Net investment income (loss)	4,132

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	31,364
Futures contracts	(324)
Net realized gain (loss)	31,040
Net change in unrealized appreciation (depreciation) on:
Investments	(15,828)
Futures contracts	454
Net change in unrealized appreciation (depreciation)	(15,374)
Net realized and unrealized gain (loss)	15,666
Net Increase (Decrease) in Net Assets from Operations	$19,798

See accompanying notes which are an integral part of the financial statements.

108 Russell U.S. Large Cap Equity Fund

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Russell U.S. Large Cap Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,132	$4,685
Net realized gain (loss)	31,040	38,469
Net change in unrealized appreciation (depreciation)	(15,374)	8,608
Net increase (decrease) in net assets from operations	19,798	51,762

Distributions
From net investment income
Class A	(57)	(57)
Class C	(1)	(4)
Class S	(4,041)	(4,623)
From net realized gain
Class A	(667)	(313)
Class C	(127)	(69)
Class S	(38,071)	(23,479)
Net decrease in net assets from distributions	(42,964)	(28,545)

Share Transactions*
Net increase (decrease) in net assets from share transactions	1,606	62,467
Total Net Increase (Decrease) in Net Assets	(21,560)	85,684

Net Assets
Beginning of period	434,572	348,888
End of period	$413,012	$434,572
Undistributed (overdistributed) net investment income included in net assets	$207	$176

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 109

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:

	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	216	$2,862	223	$2,968
Proceeds from reinvestment of distributions	55	724	28	370
Payments for shares redeemed	(86)	(1,155)	(79)	(1,062)
Net increase (decrease)	185	2,431	172	2,276
Class C
Proceeds from shares sold	56	739	53	701
Proceeds from reinvestment of distributions	10	128	6	73
Payments for shares redeemed	(57)	(743)	(22)	(295)
Net increase (decrease)	9	124	37	479
Class S
Proceeds from shares sold	4,498	59,846	6,466	86,261
Proceeds from reinvestment of distributions	3,187	42,107	2,165	28,099
Payments for shares redeemed	(7,770)	(102,902)	(4,092)	(54,648)
Net increase (decrease)	(85)	(949)	4,539	59,712
Total increase (decrease)	109	$1,606	4,748	$62,467

See accompanying notes which are an integral part of the financial statements.

110 Russell U.S. Large Cap Equity Fund

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Russell Investment Company
Russell U.S. Large Cap Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	13.99	.09	.52	.61	(.09)	(1.26)
October 31, 2014	13.27	.12	1.63	1.75	(.13)	(.90)
October 31, 2013	10.52	.06	2.85	2.91	(.11)	(.05)
October 31, 2012(1)	10.00	.05	.53	.58	(.06)	—

Class C
October 31, 2015	13.96	(.01)	.51	.50	—(f)	(1.26)
October 31, 2014	13.25	.02	1.63	1.65	(.04)	(.90)
October 31, 2013	10.51	—(f)	2.82	2.82	(.03)	(.05)
October 31, 2012(1)	10.00	—(f)	.52	.52	(.01)	—

Class S
October 31, 2015	14.02	.13	.51	.64	(.12)	(1.26)
October 31, 2014	13.29	.16	1.63	1.79	(.16)	(.90)
October 31, 2013	10.52	.13	2.82	2.95	(.13)	(.05)
October 31, 2012(1)	10.00	.07	.52	.59	(.07)	—

See accompanying notes which are an integral part of the financial statements.

112 Russell U.S. Large Cap Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(1.35)	13.25	4.47	9,233	1.26	1.12	.69	84
(1.03)	13.99	13.85	7,166	1.26	1.12	.93	81
(.16)	13.27	27.93	4,509	1.28	1.12	.48	84
(.06)	10.52	5.76	1,037	1.28	1.11	.64	55

(1.26)	13.20	3.61	1,432	2.01	1.87	(.06)	84
(.94)	13.96	13.06	1,394	2.01	1.87	.18	81
(.08)	13.25	26.99	838	2.03	1.87	.02	84
(.01)	10.51	5.17	367	2.11	1.86	(.01)	55

(1.38)	13.28	4.70	402,347	1.01	.87	.95	84
(1.06)	14.02	14.17	426,012	1.01	.87	1.20	81
(.18)	13.29	28.35	343,541	1.03	.87	1.06	84
(.07)	10.52	5.85	240,454	1.11	.86	.96	55

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 113

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell U.S. Mid Cap Equity Fund - Class A‡			Russell U.S. Mid Cap Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	(3.59)%		1 Year	2.53%
Inception*	10.29	%§	Inception*	12.34	%§

Russell U.S. Mid Cap Equity Fund - Class C			Russell Midcap® Index**
	Total			Total
	Return			Return
1 Year	1.52%		1 Year	2.77%
Inception*	11.23	%§	Inception*	14.10	%§

114 Russell U.S. Mid Cap Equity Fund

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell U.S. Mid Cap Equity Fund (the “Fund”) employs	higher returns-on-equity. Within the U.S. mid cap market, larger
a multi-manager approach whereby portions of the Fund are	cap growth stocks significantly outperformed smaller cap value
allocated to different money manager strategies. Fund assets not	stocks which negatively impacted Fund performance. However,
allocated to money managers are managed by Russell Investment	the Fund’s quality positioning was a positive contributor as
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	companies with high financial leverage lagged.
may change the allocation of the Fund’s assets among money	From a sector standpoint, the expectation for a continued domestic
managers at any time. An exemptive order from the Securities	economic recovery led to the Fund’s overweight in several sectors
and Exchange Commission (“SEC”) permits RIMCo to engage	such as technology, financial services and energy as well as
or terminate a money manager at any time, subject to approval	an avoidance of sectors that are traditionally considered to be
by the Fund’s Board, without a shareholder vote. Pursuant to the	interest rate sensitive such as real estate investment trusts and
terms of the exemptive order, the Fund is required to notify its	utilities. The energy overweight was a key detractor, as energy
shareholders within 90 days of when a money manager begins	was the largest underperforming sector during the 2015 fiscal
providing services. As of October 31, 2015, the Fund had three	year. However, the Fund’s technology overweight and utilities
money managers.	underweight and strong stock selection within the health care and
What is the Fund’s investment objective?	producer durables sectors were beneficial.

The Fund seeks to provide long term capital growth.	How did the investment strategies and techniques employed
How did the Fund perform relative to its benchmark for the	by the Fund and its money managers affect its benchmark-
fiscal year ended October 31, 2015?	relative performance?
For the fiscal year ended October 31, 2015, the Fund’s Class A,	The Fund employs discretionary money managers. The Fund’s
Class C and Class S Shares gained 2.29%, 1.52% and 2.53%,	discretionary money managers select the individual portfolio
respectively. This is compared to the Fund’s benchmark, the	securities for the assets assigned to them. RIMCo manages the
Russell Midcap® Index, which gained 2.77% during the same	portion of the Fund’s assets that RIMCo determines not to allocate
period. The Fund’s performance includes operating expenses,	to the money managers. Assets not allocated to managers include
whereas index returns are unmanaged and do not include	the Fund’s liquidity reserves and assets which may be managed
expenses of any kind.	directly by RIMCo to effect the Fund’s investment strategies and/
or to actively manage the Fund’s overall portfolio characteristics
For the fiscal year ended October 31, 2015, the Morningstar®	to seek to achieve the desired risk/return profile for the Fund.
Mid-Cap Blend, a group of funds that Morningstar considers to
have investment strategies similar to those of the Fund, gained	With respect to certain of the Fund’s money managers, Jacobs
0.45%. This result serves as a peer comparison and is expressed	Levy Equity Management, Inc. (“Jacobs Levy”) was the best
net of operating expenses.	performing money manager for the fiscal year and outperformed its blended benchmark which consists of 50% the Russell
RIMCo may assign a money manager a specific style or	Midcap® Index and 50% the Russell Midcap® Value Index. Jacobs
capitalization benchmark other than the Fund’s index. However,	Levy’s quantitative investment approach added value within the
the Fund’s primary index remains the benchmark for the Fund	energy and consumer discretionary sectors. An emphasis on
and is representative of the aggregate of each money manager’s	companies with lower financial leverage and higher profitability
benchmark index.	characteristics was also beneficial.
How did the market conditions described in the Market	Ceredex Value Advisors LLC (“Ceredex”) faced the strongest
Summary report affect the Fund’s performance?	headwinds over the fiscal year and underperformed the Russell
The fiscal year ended October 31, 2015 saw the Fund underperform	Midcap® Value Index. Ceredex’s stock selection within the
the Russell Midcap® Index. Through the end of 2014, the U.S.	consumer discretionary and information technology sectors was
mid cap market produced modest positive returns, while the	the largest negative impact to performance over the period. A
beginning of 2015, although initially negative, introduced a pick-	preference for stocks exhibiting above average beta characteristics
up in performance which eventually reversed towards the end of	(beta is a measure of a portfolio’s volatility and its sensitivity to
the 2015 fiscal year.	the direction of the market) was also a headwind.
Over the period, the Fund maintained exposure to securities	During the period, RIMCo utilized a positioning strategy to control
towards the bottom end of the capitalization opportunity set that	Fund-level exposures and risks through the purchase of a stock
were trading at discounted valuations, as well as companies with	portfolio. Using the output from a quantitative model, the strategy
higher quality characteristics such as lower financial leverage and	seeks to position the portfolio to meet RIMCo’s overall preferred

Russell U.S. Mid Cap Equity Fund 115

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Russell U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

positioning with respect to Fund exposures, while optimizing the	In September 2015, RIMCo replaced growth manager Arbor
portfolio to minimize tracking error relative to the Fund’s money	Capital Management, LLC (“Arbor”) with growth manager Elk
manager portfolios. Over the period, the positioning strategy was	Creek Partners, LLC (“Elk Creek”). Elk Creek’s growth strategy
designed to provide lower capitalization and higher value and	is similar to Arbor’s but RIMCo has higher confidence in the
quality exposure relative to the Fund’s benchmark in order to	excess return potential of Elk Creek.
seek to manage Fund-level risk.
Money Managers as of October 31,
The positioning strategy underperformed the Russell Midcap®	2015	Styles
Index for the fiscal year. An overweight to the utilities sector	Ceredex Value Advisors, LLC	Mid Cap Value
was penalized as was an overweight to securities towards the	Elk Creek Partners, LLC	Mid Cap Growth
bottom end of the benchmark capitalization, as small cap stocks	Jacobs Levy Equity Management, Inc.	Mid Cap Core/Value
underperformed mid cap stocks. A preference for stocks with	The views expressed in this report reflect those of the portfolio
lower price volatility offset further losses.	managers only through the end of the period covered by
During the period, RIMCo equitized the Fund’s cash using index	the report. These views do not necessarily represent the
futures contracts to provide the Fund with full market exposure.	views of RIMCo, or any other person in RIMCo or any other
This had a positive impact on the Fund’s performance.	affiliated organization. These views are subject to change
at any time based upon market conditions or other events,
Describe any changes to the Fund’s structure or the money	and RIMCo disclaims any responsibility to update the views
manager line-up.	contained herein. These views should not be relied on as
In April 2015, RIMCo changed Jacobs Levy’s mandate from being	investment advice and, because investment decisions for
optimized to the Russell Midcap® Index to a blended mandate	a Russell Investment Company (“RIC”) Fund are based on
that is approximately 50% optimized to the Russell Midcap®	numerous factors, should not be relied on as an indication
Index and 50% optimized to the Russell Midcap® Value Index.	of investment decisions of any RIC Fund.
This change was implemented in order to improve the Fund’s
value exposure in line with RIMCo’s strategic beliefs.

* Assumes initial investment on February 6, 2012.

** Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000®
Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

116 Russell U.S. Mid Cap Equity Fund

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$969.80	$1,019.06
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$6.06	$6.21

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.22%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$966.00	$1,015.22
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$9.81	$10.06
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.98%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class S	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$970.40	$1,020.32
	Expenses Paid During Period*	$4.82	$4.94

* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell U.S. Mid Cap Equity Fund 117

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Russell U.S. Mid Cap Equity Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($) or	Value			Amount ($) or	Value
	Shares	$			Shares	$
Common Stocks - 95.8%				Mobileye NV(Æ)	7,500	341
Consumer Discretionary - 13.5%				Mohawk Industries, Inc.(Æ)	72	14
Aaron's, Inc. Class A	4,211		104	News Corp. Class A	55,700	858
Advance Auto Parts, Inc.	2,337		464	Nielsen Holdings PLC(Æ)	2,748	131
AMC Networks, Inc. Class A(Æ)	2,100		155	Norwegian Cruise Line Holdings, Ltd.(Æ)	13,577	864
Aramark	191		6	Nu Skin Enterprises, Inc. Class A	315	12
AutoZone, Inc.(Æ)	777		609	NVR, Inc.(Æ)	134	219
Avis Budget Group, Inc.(Æ)	6,400		320	O'Reilly Automotive, Inc.(Æ)	1,471	406
BorgWarner, Inc.	197		8	Pandora Media, Inc.(Æ)	22,553	260
Brunswick Corp.	135		7	Party City Holdco, Inc.(Æ)	14,100	223
Cable One, Inc.(Æ)	259		112	Penske Automotive Group, Inc.	92	5
CarMax, Inc.(Æ)	807		48	Polaris Industries, Inc.	5,200	584
Carter's, Inc.	1,470		134	PVH Corp.	4,306	392
Children's Place, Inc. (The)	556		30	Ralph Lauren Corp. Class A	13,900	1,540
Chipotle Mexican Grill, Inc. Class A(Æ)	74		47	Restoration Hardware Holdings, Inc.(Æ)	3,600	371
Choice Hotels International, Inc.	5,000		262	Ross Stores, Inc.	12,470	631
Churchill Downs, Inc.	2,884		423	Royal Caribbean Cruises, Ltd.	8,066	793
Cinemark Holdings, Inc.	9,463		335	Service Corp. International	970	27
ClubCorp Holdings, Inc.	21,428		438	ServiceMaster Global Holdings, Inc.(Æ)	5,441	194
Coach, Inc.	1,261		39	Signet Jewelers, Ltd.	4,979	752
Coty, Inc. Class A(Æ)	267		8	Sirius XM Holdings, Inc.(Æ)	146,446	598
Darden Restaurants, Inc.	13,590		841	Six Flags Entertainment Corp.	89	5
Dick's Sporting Goods, Inc.	14,887		663	Skechers U.S.A., Inc. Class A(Æ)	5,550	173
Discovery Communications, Inc. Class A(Æ)	312		9	Staples, Inc.	17,993	234
Discovery Communications, Inc. Class C(Æ)	333		9	Starwood Hotels & Resorts Worldwide, Inc.	115	9
DISH Network Corp. Class A(Æ)	7,945		500	Starz Class A(Æ)	846	28
Dollar Tree, Inc.(Æ)	3,135		205	Tenneco, Inc.(Æ)	6,600	374
Domino's Pizza, Inc.	3,530		377	Texas Roadhouse, Inc. Class A	1,620	56
DR Horton, Inc.	7,868		232	Thor Industries, Inc.	363	20
Dunkin' Brands Group, Inc.	7,101		294	Time, Inc.(Æ)	6,100	113
Expedia, Inc.	305		42	Toll Brothers, Inc.(Æ)	6,502	234
Express, Inc.(Æ)	2,732		53	Tractor Supply Co.	56	5
Foot Locker, Inc.	3,353		227	TripAdvisor, Inc.(Æ)	2,119	178
Gannett Co., Inc.	14,882		235	Under Armour, Inc. Class A(Æ)	68	6
Gap, Inc. (The)	471		13	Vail Resorts, Inc.	2,963	338
Goodyear Tire & Rubber Co. (The)	7,823		257	Viacom, Inc. Class B	214	11
GoPro, Inc. Class A(Æ)(Ñ)	457		11	WebMD Health Corp. Class A(Æ)	18,000	732
Graham Holdings Co. Class B	364		201	Wendy's Co. (The)	2,167	20
H&R Block, Inc.	385		14	Whirlpool Corp.	6,863	1,099
Hanesbrands, Inc.	1,492		48	Wyndham Worldwide Corp.	1,013	82
Harley-Davidson, Inc.	160		8			27,517
Harman International Industries, Inc.	4,661		513
Hilton Worldwide Holdings, Inc.	12,700		317	Consumer Staples - 2.9%
HomeAway, Inc.(Æ)	21,782		687	Bunge, Ltd.	11,870	866
Hyatt Hotels Corp. Class A(Æ)	4,375		221	Campbell Soup Co.	408	21
International Game Technology PLC	264		4	Casey's General Stores, Inc.	1,414	150
Interpublic Group of Cos., Inc. (The)	17,800		408	Church & Dwight Co., Inc.	2,934	253
Jarden Corp.(Æ)	199		9	Clorox Co. (The)	2,250	274
John Wiley & Sons, Inc. Class A(Æ)	9,200		481	Coca-Cola Enterprises, Inc.	157	8
L Brands, Inc.(Æ)	4,000		384	ConAgra Foods, Inc.	6,807	276
La Quinta Holdings, Inc.(Æ)	15,900		241	Constellation Brands, Inc. Class A	262	35
Lear Corp.	4,780		598	Dr Pepper Snapple Group, Inc.	3,235	289
Liberty Media Corp. Class A(Æ)	17,900		730	Energizer Holdings, Inc.	62	5
Liberty Ventures Class A(Æ)	5,611		244	Flowers Foods, Inc.	786	21
Lions Gate Entertainment Corp.	420		16	GNC Holdings, Inc. Class A	112	3
Live Nation Entertainment, Inc.(Æ)	6,071		166	Herbalife, Ltd.(Æ)	215	12
LKQ Corp.(Æ)	25,184		746	Hershey Co. (The)	56	5
lululemon athletica, Inc.(Æ)	145		7	Hormel Foods Corp.	386	26
Marriott International, Inc. Class A	5,900		453	Ingredion, Inc.	258	25
MGM Resorts International(Æ)	20,100		466	Keurig Green Mountain, Inc.	193	10
Michael Kors Holdings, Ltd.(Æ)	2,756		106	Kroger Co. (The)	15,658	592

See accompanying notes which are an integral part of the financial statements.

118 Russell U.S. Mid Cap Equity Fund

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
McCormick & Co., Inc.	2,508	211	Brandywine Realty Trust(ö)	14,900	201
Mead Johnson Nutrition Co. Class A	97	8	Brixmor Property Group, Inc.(ö)	46,290	1,186
Molson Coors Brewing Co. Class B	296	26	CBOE Holdings, Inc.	4,433	297
Monster Beverage Corp.(Æ)	1,621	221	CBRE Group, Inc. Class A(Æ)	9,657	360
Pilgrim's Pride Corp.(Ñ)	1,565	30	Chimera Investment Corp.(ö)	534	7
Pinnacle Foods, Inc.	9,440	416	Citizens Financial Group, Inc.	32,000	778
Rite Aid Corp.(Æ)	37,346	294	CNA Financial Corp.	510	19
Sprouts Farmers Market, Inc.(Æ)	3,269	67	Columbia Property Trust, Inc.(ö)	24,700	614
Sysco Corp.	31,707	1,308	Comerica, Inc.	29,200	1,267
Tyson Foods, Inc. Class A	250	11	CoreLogic, Inc.(Æ)	1,500	58
United Natural Foods, Inc.(Æ)	6,622	334	Corporate Office Properties Trust(ö)	38,000	874
WhiteWave Foods Co. (The) Class A(Æ)	576	24	Crown Castle International Corp.	19,800	1,691
Whole Foods Market, Inc.	238	7	Cullen/Frost Bankers, Inc.	6,300	431
		5,828	Discover Financial Services	9,100	512
			Douglas Emmett, Inc.(ö)	16,300	498
Energy - 6.4%			Dun & Bradstreet Corp. (The)	5,390	614
Cabot Oil & Gas Corp.	53,500	1,161	E*Trade Financial Corp.(Æ)	22,300	636
EQT Corp.	5,700	377	East West Bancorp, Inc.	9,200	372
FMC Technologies, Inc.(Æ)	5,900	200	Endurance Specialty Holdings, Ltd.	3,717	235
Frank's International NV	13,800	237	Equifax, Inc.	3,620	386
Hess Corp.	31,300	1,759	Equinix, Inc.(ö)	770	228
HollyFrontier Corp.	18,400	901	Everest Re Group, Ltd.	5,824	1,036
Marathon Petroleum Corp.	2,400	124	FactSet Research Systems, Inc.	2,380	417
NextEra Energy Partners, LP(Ñ)	32,600	856	Fidelity National Information Services, Inc.	6,600	481
Noble Energy, Inc.	60,800	2,179	First Republic Bank	2,400	157
Patterson-UTI Energy, Inc.	71,400	1,063	Franklin Resources, Inc.	3,400	139
PBF Energy, Inc. Class A	12,200	415	Gaming and Leisure Properties, Inc.(ö)	4,900	143
Phillips 66(Æ)	3,000	267	General Growth Properties, Inc.(ö)	33,200	961
Pioneer Natural Resources Co.	12,900	1,769	Global Payments, Inc.	2,740	374
Range Resources Corp.	5,900	180	Hanover Insurance Group, Inc. (The)	286	24
Tesoro Corp.	6,190	662	Hartford Financial Services Group, Inc.	25,000	1,156
Valero Energy Corp.	4,500	297	HCP, Inc.(ö)	6,661	248
Whiting Petroleum Corp.(Æ)	10,200	176	Host Hotels & Resorts, Inc.(ö)	10,200	177
World Fuel Services Corp.	8,830	392	Intercontinental Exchange, Inc.	810	204
		13,015	Invesco, Ltd.	68,800	2,282
			KeyCorp	34,700	431
Financial Services - 25.7%			Kilroy Realty Corp.(ö)	5,800	382
Alliance Data Systems Corp.(Æ)	2,500	743	Kimco Realty Corp.(ö)	19,400	519
Allied World Assurance Co. Holdings AG	5,082	185	Lazard, Ltd. Class A	31,400	1,454
Allstate Corp. (The)	25,200	1,559	Legg Mason, Inc.	5,800	260
Ally Financial, Inc.(Æ)	31,000	617	Lincoln National Corp.	16,500	883
American Equity Investment Life Holding			M&T Bank Corp.	4,947	593
Co.	1,800	46	Markel Corp.(Æ)	298	259
American Homes 4 Rent Class A(ö)	13,367	221	MB Financial, Inc.	21,500	693
American National Insurance Co.	945	98	McGraw Hill Financial, Inc.	4,935	457
Ameriprise Financial, Inc.	12,200	1,407	Moody's Corp.	4,170	401
AmTrust Financial Services, Inc.	8,400	573	Morningstar, Inc.	1,400	115
Aon PLC	5,200	485	New York Community Bancorp, Inc.(Ñ)	11,827	195
Apartment Investment & Management Co.			Northern Trust Corp.	13,700	964
Class A(ö)	9,700	380	NorthStar Asset Management Group, Inc.	10,448	153
Arch Capital Group, Ltd.(Æ)	9,600	719	PartnerRe, Ltd.	1,707	237
Arthur J Gallagher & Co.	4,500	197	Piedmont Office Realty Trust, Inc. Class A(ö)	17,900	347
Aspen Insurance Holdings, Ltd.	4,747	231	Post Properties, Inc.(ö)	5,000	299
Assurant, Inc.	807	66	PRA Group, Inc.(Æ)	6,600	362
Assured Guaranty, Ltd.	4,522	124	Principal Financial Group, Inc.	18,900	948
AvalonBay Communities, Inc.(ö)	3,370	589	Progressive Corp. (The)	34,800	1,153
Axis Capital Holdings, Ltd.	7,344	397	Prologis, Inc.(ö)	28,800	1,231
BankUnited, Inc.	16,500	613	Prudential Financial, Inc.	1,100	91
Blackhawk Network Holdings, Inc. Class			Raymond James Financial, Inc.	8,700	479
A(Æ)	5,868	250	Regions Financial Corp.	12,600	118
Boston Properties, Inc.(ö)	7,360	926

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 119

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Reinsurance Group of America, Inc. Class A	239	22	St. Jude Medical, Inc.	6,200	396
RenaissanceRe Holdings, Ltd.	3,709	407	STERIS Corp.(Ñ)	15,800	1,184
Santander Consumer USA Holdings, Inc.(Æ)	14,500	261	Stryker Corp.	5,800	555
Signature Bank(Æ)	4,990	743	Teleflex, Inc.	1,295	172
State Street Corp.	1,000	69	United Therapeutics Corp.(Æ)	1,380	202
SunTrust Banks, Inc.	16,400	681	Vertex Pharmaceuticals, Inc.(Æ)	5,200	649
Synchrony Financial(Æ)(Ñ)	22,200	683	Zimmer Biomet Holdings, Inc.	6,160	644
Taubman Centers, Inc.(ö)	4,100	316	Zoetis, Inc. Class A	8,000	344
TCF Financial Corp.	13,621	210			22,099
TFS Financial Corp.	2,280	40
Two Harbors Investment Corp.(ö)	20,094	170	Materials and Processing - 3.7%
Umpqua Holdings Corp.	76,400	1,276	Ball Corp.	357	24
Unum Group	21,800	755	Bemis Co., Inc.	2,635	121
Validus Holdings, Ltd.	5,235	232	Caesarstone Sdot-Yam, Ltd.	11,530	409
Vantiv, Inc. Class A(Æ)	6,103	306	Domtar Corp.	3,031	125
Voya Financial, Inc.	20,000	811	Eastman Chemical Co.	3,500	253
Webster Financial Corp.	7,300	271	Hexcel Corp.	6,400	296
Welltower, Inc.(Æ)(ö)	1,957	127	Ingersoll-Rand PLC	17,100	1,013
Western Union Co. (The)	13,218	254	International Flavors & Fragrances, Inc.	3,030	352
WEX, Inc.(Æ)	4,253	382	International Paper Co.	9,600	410
White Mountains Insurance Group, Ltd.	260	205	Nucor Corp.	11,400	482
Willis Group Holdings PLC	11,000	491	PPG Industries, Inc.	2,670	278
XL Group PLC Class A	33,000	1,257	Reliance Steel & Aluminum Co.	9,600	576
		52,482	Scotts Miracle-Gro Co. (The) Class A	2,380	157
			Sherwin-Williams Co. (The)	1,860	496
Health Care - 10.8%			Sigma-Aldrich Corp.	1,923	269
Agilent Technologies, Inc.	47,400	1,790	Silgan Holdings, Inc.	268	14
AmerisourceBergen Corp. Class A	7,369	711	Sonoco Products Co.	1,187	51
Anthem, Inc.	2,811	391	Tahoe Resources, Inc.	2,159	18
Baxalta, Inc.	38,100	1,313	Valmont Industries, Inc.	134	14
BioMarin Pharmaceutical, Inc.(Æ)	6,180	723	Valspar Corp.	9,300	753
Boston Scientific Corp.(Æ)	2,915	53	Vulcan Materials Co.	115	11
Cardinal Health, Inc.	10,682	878	WestRock Co.	27,300	1,468
Centene Corp.(Æ)	9,855	586			7,590
Charles River Laboratories International,
Inc.(Æ)	3,500	228	Producer Durables - 14.0%
Cigna Corp.	14,400	1,930	AGCO Corp.	4,777	231
CR Bard, Inc.	2,242	418	Alaska Air Group, Inc.	4,982	380
Dentsply International, Inc.	3,843	234	Allegiant Travel Co. Class A	1,014	200
DexCom, Inc.(Æ)	3,015	251	AO Smith Corp.	8,300	638
Edwards Lifesciences Corp.(Æ)	3,240	509	Automatic Data Processing, Inc.	7,700	670
Endo International PLC(Æ)	6,200	372	Avery Dennison Corp.	884	57
Envision Healthcare Holdings, Inc.(Æ)	10,747	303	Babcock & Wilcox Enterprises, Inc.(Æ)	3,350	57
ExamWorks Group, Inc.(Æ)	19,095	539	Booz Allen Hamilton Holding Corp. Class A	8,193	241
Henry Schein, Inc.(Æ)	1,496	227	BWX Technologies, Inc. Class W	6,900	195
Hill-Rom Holdings, Inc.	17,750	935	Carlisle Cos., Inc.	3,600	313
HMS Holdings Corp.(Æ)	18,700	197	CEB, Inc.	5,900	441
Horizon Pharma PLC(Æ)(Ñ)	25,180	396	CH Robinson Worldwide, Inc.	4,600	319
Laboratory Corp. of America Holdings(Æ)	2,251	276	Cintas Corp.	332	31
LivaNova PLC(Æ)	8,302	550	Colfax Corp.(Æ)	5,520	149
Mallinckrodt PLC(Æ)	5,300	348	CoStar Group, Inc.(Æ)	2,300	467
McKesson Corp.	1,170	209	CSX Corp.	19,200	518
Medicines Co. (The)(Æ)	8,400	288	Curtiss-Wright Corp.	1,449	101
Pacira Pharmaceuticals, Inc.(Æ)	10,135	506	Delta Air Lines, Inc.	12,300	625
Patterson Cos., Inc.	8,415	399	Expeditors International of Washington, Inc.	8,400	418
PerkinElmer, Inc.	6,400	331	Fluor Corp.	9,400	449
Qiagen NV(Æ)	31,180	754	Genesee & Wyoming, Inc. Class A(Æ)	3,262	219
Quest Diagnostics, Inc.	1,408	96	Genpact, Ltd.(Æ)	12,700	315
Quintiles Transnational Holdings, Inc.(Æ)	9,800	624	HD Supply Holdings, Inc.(Æ)	11,600	346
Sirona Dental Systems, Inc.(Æ)	5,383	588	Hubbell, Inc. Class B(Æ)	9,200	891

See accompanying notes which are an integral part of the financial statements.

120 Russell U.S. Mid Cap Equity Fund

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Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
Amount ($) or		Value		Amount ($) or		Value
	Shares	$		Shares		$
Huntington Ingalls Industries, Inc.	2,790	335	Freescale Semiconductor, Ltd.(Æ)	5,985		200
ITT Corp.	25,853	1,023	Gartner, Inc.(Æ)	4,500		408
JB Hunt Transport Services, Inc.	5,100	389	Gogo, Inc.(Æ)	51,593		729
JetBlue Airways Corp.(Æ)	22,782	566	Groupon, Inc. Class A(Æ)	48,849		181
KBR, Inc.	23,600	435	Harris Corp.	22,000		1,741
Kirby Corp.(Æ)	4,438	290	IMS Health Holdings, Inc.(Æ)	9,783		266
L-3 Communications Holdings, Inc.	5,912	747	Intersil Corp. Class A	111,500		1,511
Lexmark International, Inc. Class A	7,900	257	InterXion Holding NV(Æ)	16,489		484
Macquarie Infrastructure Corp.	10,549	839	Jabil Circuit, Inc.	14,900		342
ManpowerGroup, Inc.	7,400	679	JDS Uniphase Corp. Class W(Æ)	21,300		127
MAXIMUS, Inc.	9,600	655	Juniper Networks, Inc.	81,950		2,572
Mobile Mini, Inc.	16,400	562	Leidos Holdings, Inc.	13,100		689
MSC Industrial Direct Co., Inc. Class A	3,526	221	Marvell Technology Group, Ltd.	61,500		505
Northrop Grumman Corp.	1,740	327	Maxim Integrated Products, Inc.	27,400		1,123
On Assignment, Inc.(Æ)	12,823	578	Mentor Graphics Corp.	21,160		576
Orbital ATK, Inc.	11,889	1,018	Motorola Solutions, Inc.	264		18
Oshkosh Corp.	20,700	851	NetApp, Inc.	19,419		660
Paychex, Inc.	14,000	722	Nuance Communications, Inc.(Æ)	26,000		441
Pentair PLC	4,392	246	ON Semiconductor Corp.(Æ)	20,100		221
Regal Beloit Corp.	4,300	274	Palo Alto Networks, Inc.(Æ)	1,174		189
Republic Services, Inc. Class A	12,312	539	Polycom, Inc.(Æ)	32,900		453
Rockwell Automation, Inc.	5,700	622	Progress Software Corp.(Æ)	4,600		112
Rockwell Collins, Inc.	4,400	382	Qorvo, Inc.(Æ)	4,891		215
Ryder System, Inc.	5,415	389	Sabre Corp.	7,364		216
Snap-on, Inc.	2,900	481	SBA Communications Corp. Class A(Æ)	8,200		976
Southwest Airlines Co.	10,800	500	Skyworks Solutions, Inc.	9,119		704
Spirit AeroSystems Holdings, Inc. Class A(Æ)	1,100	58	Symantec Corp.	44,700		921
SPX Corp.	9,000	110	Synchronoss Technologies, Inc.(Æ)	27,487		967
Stericycle, Inc.(Æ)	1,776	216	Synopsys, Inc.(Æ)	16,800		840
Textron, Inc.	19,200	810	Syntel, Inc.(Æ)	1,300		61
Towers Watson & Co. Class A	9,500	1,174	VMware, Inc. Class A(Æ)(Ñ)	1,200		72
Trimble Navigation, Ltd.(Æ)	9,666	220	Western Digital Corp.	20,750		1,387
Triumph Group, Inc.	4,800	224	Workday, Inc. Class A(Æ)	4,600		363
Tyco International PLC	33,000	1,202	Zynga, Inc. Class A(Æ)	127,000		301
United Continental Holdings, Inc.(Æ)	8,200	495				27,345
United Rentals, Inc.(Æ)	4,529	339
Verisk Analytics, Inc. Class A(Æ)	3,600	258	Utilities - 5.4%
Wabtec Corp.	4,240	351	Ameren Corp.	17,700		773
WageWorks, Inc.(Æ)	15,900	763	American Electric Power Co., Inc.	3,200		181
Waste Connections, Inc.	107	6	American Water Works Co., Inc.	6,800		390
XPO Logistics, Inc.(Æ)	6,857	190	CMS Energy Corp.	32,200		1,161
		28,614	Consolidated Edison, Inc.	7,000		460
			Dominion Resources, Inc.	1,000		71
Technology - 13.4%			DTE Energy Co.	6,600		539
Amdocs, Ltd.	9,411	561	Edison International	22,900		1,386
Applied Materials, Inc.	46,200	775	Exelon Corp.	42,000		1,173
ARRIS Group, Inc.(Æ)	4,527	128	FirstEnergy Corp.	15,600		487
Arrow Electronics, Inc.(Æ)	8,900	489	Pinnacle West Capital Corp.	6,200		394
Aspen Technology, Inc.(Æ)	2,500	104	Public Service Enterprise Group, Inc.	8,100		334
Avnet, Inc.	8,069	367	Sempra Energy	28,630		2,932
Black Knight Financial Services, Inc. Class			West Corp.	1,400		33
A(Æ)	8,600	310	Xcel Energy, Inc.	16,600		592
Brocade Communications Systems, Inc.	63,220	659				10,906
Cadence Design Systems, Inc.(Æ)	16,360	364
Cypress Semiconductor Corp.(Æ)	172,900	1,822	Total Common Stocks
DigitalGlobe, Inc.(Æ)	22,800	340	(cost $187,891)			195,396
Dolby Laboratories, Inc. Class A	1,700	59
DST Systems, Inc.	2,112	258	Short-Term Investments - 3.7%
EchoStar Corp. Class A(Æ)	4,871	218	Russell U.S. Cash Management Fund	7,617,558	(8)	7,618
F5 Networks, Inc.(Æ)	2,900	320	Total Short-Term Investments

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 121

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Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2015

	Amounts in thousands (except share amounts)
		Principal	Fair
		Amount ($) or	Value
		Shares	$
	(cost $7,618)		7,618

	Other Securities - 1.6%
	Russell U.S. Cash Collateral Fund(×)	3,173,945(8)	3,174
	Total Other Securities
	(cost $3,174)		3,174

	Total Investments 101.1%
	(identified cost $198,683)		206,188

	Other Assets and Liabilities, Net
-	(1.1%)		(2,323)
	Net Assets - 100.0%		203,865

See accompanying notes which are an integral part of the financial statements.

122 Russell U.S. Mid Cap Equity Fund

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Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$
Long Positions
S&P Mid 400 E-Mini Index Futures		58	USD	8,360	12/15	168
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						168

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$27,517	$—	$—		$27,517	13.5
Consumer Staples	5,828	—	—		5,828	2.9
Energy	13,015	—	—		13,015	6.4
Financial Services	52,482	—	—		52,482	25.7
Health Care	22,099	—	—		22,099	10.8
Materials and Processing	7,590	—	—		7,590	3.7
Producer Durables	28,614	—	—		28,614	14.0
Technology	27,345	—	—		27,345	13.4
Utilities	10,906	—	—		10,906	5.4
Short-Term Investments	—	7,618	—		7,618	3.7
Other Securities	—	3,174	—		3,174	1.6
Total Investments	195,396	10,792	—		206,188	101.1
Other Assets and Liabilities, Net						(1.1)
						100.0
Other Financial Instruments
Futures Contracts	168	—	—		168	0.1
Total Other Financial Instruments*	$168	$—	$—		$168

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 123

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Russell U.S. Mid Cap Equity Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$168

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$317

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(33)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

124 Russell U.S. Mid Cap Equity Fund

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Russell U.S. Mid Cap Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
			Amounts		of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value		$3,176	$—	$3,176
Futures Contracts	Variation margin on futures contracts		2	—	2
Total Financial and Derivative Assets			3,178	—	3,178
Financial and Derivative Assets not subject to a netting agreement			(2)	—	(2)
Total Financial and Derivative Assets subject to a netting agreement			$3,176	$—	$3,176

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities
		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Barclays		$52	$—	$52	$—
Citigroup		464	—	464	—
Fidelity		1,841	—	1,841	—
Goldman Sachs		126	—	126	—
JPMorgan Chase		683	—	683	—
Morgan Stanley		10	—	10	—
Total		$3,176	$—	$3,176	$—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 125

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$198,683
Investments, at fair value(*)(>)	206,188
Cash (restricted)(a)	842
Receivables:
Dividends and interest	113
Dividends from affiliated Russell funds	1
Investments sold	1,990
Fund shares sold	227
Variation margin on futures contracts	2
Total assets	209,363

Liabilities
Payables:
Investments purchased	1,960
Fund shares redeemed	151
Accrued fees to affiliates	154
Other accrued expenses	59
Payable upon return of securities loaned	3,174
Total liabilities	5,498

Net Assets	$203,865

See accompanying notes which are an integral part of the financial statements.

126 Russell U.S. Mid Cap Equity Fund

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$61
Accumulated net realized gain (loss)	25,215
Unrealized appreciation (depreciation) on:
Investments	7,505
Futures contracts	168
Shares of beneficial interest	163
Additional paid-in capital	170,753
Net Assets	$203,865

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.47
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$13.23
Class A — Net assets	$5,259,458
Class A — Shares outstanding ($.01 par value)	421,871
Net asset value per share: Class C(#)	$12.22
Class C — Net assets	$2,882,293
Class C — Shares outstanding ($.01 par value)	235,909
Net asset value per share: Class S(#)	$12.50
Class S — Net assets	$195,723,650
Class S — Shares outstanding ($.01 par value)	15,657,151
Amounts in thousands
(*) Securities on loan included in investments	$3,176
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$10,792
(a) Cash Collateral for Futures	$842
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 127

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$3,099
Dividends from affiliated Russell funds	9
Securities lending income	34
Total investment income	3,142

Expenses
Advisory fees	1,697
Administrative fees	101
Custodian fees	56
Distribution fees - Class A	13
Distribution fees - Class C	18
Transfer agent fees - Class A	10
Transfer agent fees - Class C	5
Transfer agent fees - Class S	409
Professional fees	56
Registration fees	50
Shareholder servicing fees - Class C	6
Trustees’ fees	5
Printing fees	24
Miscellaneous	22
Expenses before reductions	2,472
Expense reductions	(373)
Net expenses	2,099
Net investment income (loss)	1,043

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	25,566
Futures contracts	317
Net realized gain (loss)	25,883
Net change in unrealized appreciation (depreciation) on:
Investments	(22,024)
Futures contracts	(33)
Net change in unrealized appreciation (depreciation)	(22,057)
Net realized and unrealized gain (loss)	3,826
Net Increase (Decrease) in Net Assets from Operations	$4,869

See accompanying notes which are an integral part of the financial statements.

128 Russell U.S. Mid Cap Equity Fund

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,043	$589
Net realized gain (loss)	25,883	16,835
Net change in unrealized appreciation (depreciation)	(22,057)	4,086
Net increase (decrease) in net assets from operations	4,869	21,510

Distributions
From net investment income
Class A	(16)	(7)
Class C	—	—
Class S	(1,116)	(758)
From net realized gain
Class A	(379)	(315)
Class C	(176)	(108)
Class S	(15,907)	(17,800)
Net decrease in net assets from distributions	(17,594)	(18,988)

Share Transactions*
Net increase (decrease) in net assets from share transactions	12,708	34,425
Total Net Increase (Decrease) in Net Assets	(17)	36,947

Net Assets
Beginning of period	203,882	166,935
End of period	$203,865	$203,882
Undistributed (overdistributed) net investment income included in net assets	$61	$27

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 129

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:

	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	105	$1,329	149	$1,881
Proceeds from reinvestment of distributions	31	395	26	317
Payments for shares redeemed	(58)	(729)	(49)	(639)
Net increase (decrease)	78	995	126	1,559
Class C
Proceeds from shares sold	124	1,544	117	1,480
Proceeds from reinvestment of distributions	14	175	9	108
Payments for shares redeemed	(52)	(646)	(27)	(338)
Net increase (decrease)	86	1,073	99	1,250
Class S
Proceeds from shares sold	2,716	34,689	3,116	39,588
Proceeds from reinvestment of distributions	1,154	14,631	1,260	15,435
Payments for shares redeemed	(3,048)	(38,680)	(1,834)	(23,407)
Net increase (decrease)	822	10,640	2,542	31,616
Total increase (decrease)	986	$12,708	2,767	$34,425

See accompanying notes which are an integral part of the financial statements.

130 Russell U.S. Mid Cap Equity Fund

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Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	13.27	.03	.29	.32	(.04)	(1.08)
October 31, 2014	13.26	.01	1.46	1.47	(.03)	(1.43)
October 31, 2013	9.89	.01	3.40	3.41	(.04)	—
October 31, 2012(1)	10.00	—(f)	(.08)	(.08)	(.03)	—

Class C
October 31, 2015	13.08	(.06)	.28	.22	—	(1.08)
October 31, 2014	13.16	(.09)	1.44	1.35	—	(1.43)
October 31, 2013	9.86	(.07)	3.39	3.32	(.02)	—
October 31, 2012(1)	10.00	(.05)	(.09)	(.14)	—(f)	—

Class S
October 31, 2015	13.30	.07	.28	.35	(.07)	(1.08)
October 31, 2014	13.29	.04	1.45	1.49	(.05)	(1.43)
October 31, 2013	9.90	.06	3.39	3.45	(.06)	—
October 31, 2012(1)	10.00	.03	(.10)	(.07)	(.03)	—

See accompanying notes which are an integral part of the financial statements.

132 Russell U.S. Mid Cap Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(1.12)	12.47	2.29	5,259	1.40	1.22	.26	120
(1.46)	13.27	12.05	4,560	1.42	1.22	.07	96
(.04)	13.26	34.59	2,896	1.44	1.22	.11	122
(.03)	9.89	(.85)	897	1.44	1.21	.06	96

(1.08)	12.22	1.52	2,882	2.15	1.97	(.49)	120
(1.43)	13.08	11.18	1,968	2.17	1.97	(.70)	96
(.02)	13.16	33.67	672	2.19	1.97	(.63)	122
— (f)	9.86	(1.36)	197	2.24	1.96	(.64)	96

(1.15)	12.50	2.53	195,724	1.15	.97	.51	120
(1.48)	13.30	12.28	197,354	1.17	.97	.33	96
(.06)	13.29	34.87	163,367	1.19	.97	.47	122
(.03)	9.90	(.66)	121,714	1.25	.96	.40	96

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 133

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell U.S. Small Cap Equity Fund - Class A‡			Russell U.S. Small Cap Equity Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	(7.32)%		1 Year	(1.46)%
5 Years	10.29	%§	5 Years	11.87	%§
10 Years	5.69	%§	10 Years	6.55	%§

Russell U.S. Small Cap Equity Fund - Class C‡‡			Russell U.S. Small Cap Equity Fund - Class Y
	Total			Total
	Return			Return
1 Year	(2.42)%		1 Year	(1.23)%
5 Years	10.76	%§	5 Years	12.08	%§
10 Years	5.73	%§	10 Years	6.72	%§

Russell U.S. Small Cap Equity Fund - Class E			Russell 2000® Index**
	Total			Total
	Return			Return
1 Year	(1.68)%		1 Year	0.34%
5 Years	11.61	%§	5 Years	12.06	%§
10 Years	6.34	%§	10 Years	7.47	%§

Russell U.S. Small Cap Equity Fund - Class I			U.S. Small Cap Equity Linked Benchmark***
	Total			Total
	Return			Return
1 Year	(1.35)%		1 Year	0.34%
5 Years	11.95	%§	5 Years	12.23	%§
10 Years	6.62	%§	10 Years	7.93	%§

134 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell U.S. Small Cap Equity Fund (the “Fund”) employs	the U.S. small cap market, larger cap growth stocks significantly
a multi-manager approach whereby portions of the Fund are	outperformed smaller cap value stocks which negatively impacted
allocated to different money manager strategies. Fund assets not	Fund performance. However, the Fund’s quality positioning was
allocated to money managers are managed by Russell Investment	a positive contributor as companies with high financial leverage
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	lagged.
may change the allocation of the Fund’s assets among money	From a sector standpoint, the expectation for a continued domestic
managers at any time. An exemptive order from the Securities	economic recovery led to the Fund’s overweight in several sectors
and Exchange Commission (“SEC”) permits RIMCo to engage	such as consumer discretionary, producer durables, and energy.
or terminate a money manager at any time, subject to approval	The Fund remained underweight the highly volatile biotechnology
by the Fund’s Board, without a shareholder vote. Pursuant to the	industry as well as sectors that are traditionally considered to be
terms of the exemptive order, the Fund is required to notify its	interest rate sensitive such as real estate investment trusts and
shareholders within 90 days of when a money manager begins	utilities. The energy overweight was a key detractor, as energy
providing services. As of October 31, 2015, the Fund had eleven	was the largest underperforming sector during the 2015 fiscal
money managers.	year. However, the Fund’s technology overweight and utilities
What is the Fund’s investment objective?	underweight and strong stock selection within the health care and
The Fund seeks to provide long term capital growth.	producer durables sectors were beneficial.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2015?	by the Fund and its money managers affect its benchmark-
For the fiscal year ended October 31, 2015, the Fund’s Class	relative performance?
A, Class C, Class E, Class I, Class S and Class Y Shares lost	The Fund employs discretionary money managers. The Fund’s
1.65%, 2.42%, 1.68%, 1.35%, 1.46% and 1.23%, respectively.	discretionary money managers select the individual portfolio
This is compared to the Fund’s benchmark, the Russell 2000®	securities for the assets assigned to them. RIMCo manages the
Index, which gained 0.34% during the same period. The Fund’s	portion of the Fund’s assets that RIMCo determines not to allocate
performance includes operating expenses, whereas index returns	to the money managers. Assets not allocated to managers include
are unmanaged and do not include expenses of any kind.	the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to effect the Fund’s investment strategies and/
For the fiscal year ended October 31, 2015, the Morningstar®	or to actively manage the Fund’s overall portfolio characteristics
Small Blend, a group of funds that Morningstar considers to have	to seek to achieve the desired risk/return profile for the Fund.
investment strategies similar to those of the Fund, lost 0.45%.
This result serves as a peer comparison and is expressed net of	With respect to certain of the Fund’s money managers, Copeland
operating expenses.	Capital Management, LLC was the best performing money
manager for the fiscal year and outperformed the Russell 2000™
RIMCo may assign a money manager a specific style or	Index. Stock selection within the financial services and producer
capitalization benchmark other than the Fund’s index. However,	durables sectors was a positive contributor. The dividend growth
the Fund’s primary index remains the benchmark for the Fund	manager’s preference for holdings with below average levels of
and is representative of the aggregate of each money manager’s	financial leverage and higher profitability also added value.
benchmark index.
DePrince, Race & Zollo, Inc. faced the strongest headwinds
How did the market conditions described in the Market	over the fiscal year and underperformed the Russell 2000™
Summary report affect the Fund’s performance?	Value Index. The manager’s sector allocations were the leading
The fiscal year ended October 31, 2015 saw the Fund underperform	detractors to performance with overweights in cyclical sectors
the Russell 2000® Index. Through the end of 2014, the U.S.	such as energy, materials, and producer durables. Additionally,
small cap market produced modest positive returns, while the	stock selection within the materials and technology sectors also
beginning of 2015, although initially negative, introduced a pick-	detracted.
up in performance which eventually reversed towards the end of	During the period, RIMCo utilized a positioning strategy to control
the 2015 fiscal year.	Fund-level exposures and risks through the purchase of a stock
Over the period, the Fund maintained exposure to small and	portfolio. Using the output from a quantitative model, the strategy
micro capitalization stocks trading at discounted valuations as	seeks to position the portfolio to meet RIMCo’s overall preferred
well as companies with higher quality characteristics such as	positioning with respect to Fund exposures, while optimizing the
lower financial leverage and higher returns-on-equity. Within	portfolio to minimize tracking error relative to the Fund’s money

Russell U.S. Small Cap Equity Fund 135

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

manager portfolios. Over the period, the positioning strategy was	Money Managers as of October 31,
designed to provide lower capitalization and higher value and	2015	Styles
quality exposure relative to the Fund’s benchmark in order to
	Ancora Advisors, LLC	Small Cap Core
seek to manage Fund-level risk.	Cardinal Capital Management L.L.C.	Microcap Value/Small
The positioning strategy underperformed the Russell 2000® Index		Cap Value
for the fiscal year. An underweight to the biotechnology industry	Copeland Capital Management LLC	Small Cap Dividend
was penalized as was an overweight to securities towards the		Growth
	DePrince, Race & Zollo, Inc.	Small Cap Value
bottom end of the benchmark capitalization, as microcap stocks	EAM Investors, LLC	Micro Cap Growth
underperformed small cap stocks. An overweight to stocks with	Falcon Point Capital, LLC	Small Cap Growth
higher quality metrics (i.e., lower financial leverage and higher	Jacobs Levy Equity Management, Inc.	Small Cap Value/
returns-on-equity) offset further losses.		Defensive
	Netols Asset Management, Inc.	Small Cap Core
During the period, RIMCo equitized the Fund’s cash using index	Next Century Growth Investors, LLC	Small Cap Growth
futures contracts to provide the Fund with full market exposure.	PENN Capital Management Company, Inc.	Micro Cap/Small Cap
This had a marginally positive impact on the Fund’s performance.		Core
	Robeco Investment Management, Inc.	Small Cap Value
Describe any changes to the Fund’s structure or the money	The views expressed in this report reflect those of the portfolio
manager line-up.	managers only through the end of the period covered by
During the period, RIMCo replaced Signia Capital Management,	the report. These views do not necessarily represent the
LLC (“Signia”) with Robeco Investment Management,	views of RIMCo, or any other person in RIMCo or any other
Inc. (“Robeco”), and Chartwell Investment Partners, LLC	affiliated organization. These views are subject to change
(“Chartwell”) with Ancora Advisors LLC (“Ancora”). RIMCo has	at any time based upon market conditions or other events,
higher confidence in the excess return potential of Robeco’s value	and RIMCo disclaims any responsibility to update the views
investment strategy and Ancora’s special situation investment	contained herein. These views should not be relied on as
approach.	investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

136 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

* Assumes initial investment on November 1, 2005.

** Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap opportunity barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

*** The U.S. Small Cap Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The U.S. Small Cap Equity Linked Benchmark represents the returns of the Russell 2500TM Index through December 31, 2011 and the returns of the Russell 2000® Index thereafter.

‡ The Fund first issued Class A Shares on September 2, 2008.  The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E
Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡ The Fund first issued Class C Shares on September 2, 2008.  The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares.  Had they done so, the returns shown for those periods would have been lower.  Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class S Shares on September 2, 2008.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Small Cap Equity Fund 137

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$941.50	$1,018.85
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$6.17	$6.41

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.26%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2015	$937.80	$1,015.07
	Expenses Paid During Period*	$9.82	$10.21
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.01%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2015	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2015	$941.40	$1,018.85
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$6.17	$6.41
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.26%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

138 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$943.20	$1,020.52
Expenses Paid During Period*	$4.56	$4.74

* Expenses are equal to the Fund's annualized expense ratio of 0.93%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$942.60	$1,020.11
Expenses Paid During Period*	$4.95	$5.14

* Expenses are equal to the Fund's annualized expense ratio of 1.01%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$943.70	$1,021.07
Expenses Paid During Period*	$4.02	$4.18

* Expenses are equal to the Fund's annualized expense ratio of 0.82%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell U.S. Small Cap Equity Fund 139

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
				Principal	Fair
	Principal	Fair		Amount ($) or	Value
Amount ($) or		Value		Shares	$
	Shares	$
Common Stocks - 96.0%			FTD Cos., Inc.(Æ)	215,030	6,090
Consumer Discretionary - 15.4%			Fuel Systems Solutions, Inc.(Æ)	17,290	108
2U, Inc.(Æ)(Ñ)	75,161	1,577	Full House Resorts, Inc.(Æ)	545,098	769
Aaron's, Inc. Class A	15,000	370	Genesco, Inc.(Æ)	4,700	294
Abercrombie & Fitch Co. Class A(Ñ)	168,331	3,567	Gentex Corp.	39,974	655
AMC Entertainment Holdings, Inc. Class A	133,478	3,653	Gentherm, Inc.(Æ)	75,125	3,693
American Eagle Outfitters, Inc.	13,291	203	G-III Apparel Group, Ltd.(Æ)	80,027	4,409
American Woodmark Corp.(Æ)	23,787	1,729	Graham Holdings Co. Class B	500	276
Autobytel, Inc.(Æ)	173,241	3,226	Grand Canyon Education, Inc.(Æ)	5,490	228
Barnes & Noble Education, Inc.(Æ)	131,383	1,938	Gray Television, Inc.(Æ)	193,141	3,069
Barnes & Noble, Inc.	38,540	501	Group 1 Automotive, Inc.	7,000	609
Bassett Furniture Industries, Inc.	44,709	1,429	Guess?, Inc.	7,800	164
Beazer Homes USA, Inc.(Æ)	86,960	1,238	Habit Restaurants, Inc. (The) Class A(Æ)(Ñ)	33,606	803
Belmond, Ltd. Class A(Æ)	139,440	1,498	Harte-Hanks, Inc.	159,461	678
Bob Evans Farms, Inc.	65,602	2,839	Helen of Troy, Ltd.(Æ)	1,300	129
Boyd Gaming Corp.(Æ)	57,930	1,158	Hemisphere Media Group, Inc. Class A(Æ)
Bravo Brio Restaurant Group, Inc.(Æ)	99,073	1,163	(Ñ)	27,019	366
Brinker International, Inc.	71,264	3,243	HomeAway, Inc.(Æ)	120,221	3,794
Buckle, Inc. (The)(Ñ)	83,082	2,944	Horizon Global Corp.(Æ)	368,039	3,235
Burlington Stores, Inc.(Æ)	22,475	1,081	HSN, Inc.	3,500	216
Cabela's, Inc.(Æ)	71,607	2,805	IMAX Corp.(Æ)(Ñ)	30,294	1,163
Caleres, Inc.	50,195	1,534	Interval Leisure Group, Inc.	58,730	1,037
Callaway Golf Co.	76,400	760	Intrawest Resorts Holdings, Inc.(Æ)	24,144	216
Capella Education Co.	4,699	212	Isle of Capri Casinos, Inc.(Æ)	115,696	2,213
Carmike Cinemas, Inc.(Æ)	291,315	7,461	J Alexander's Holdings, Inc.(Æ)	236,556	2,280
Carrols Restaurant Group, Inc.(Æ)	106,135	1,248	Jack in the Box, Inc.	64,140	4,780
Carter's, Inc.	35,633	3,238	JAKKS Pacific, Inc.(Æ)(Ñ)	80,769	640
Century Communities, Inc.(Æ)	86,867	1,657	John Wiley & Sons, Inc. Class A(Æ)	26,401	1,382
Cheesecake Factory, Inc. (The)	127,591	6,150	Johnson Outdoors, Inc. Class A	3,401	73
Cherokee, Inc.(Æ)	72,038	1,307	K12, Inc.(Æ)	29,400	285
Chico's FAS, Inc.	285,026	3,939	KAR Auction Services, Inc.	63,400	2,435
Children's Place, Inc. (The)	37,453	2,010	Krispy Kreme Doughnuts, Inc.(Æ)	188,031	2,574
Christopher & Banks Corp.(Æ)	200,592	293	Lands' End, Inc.(Æ)(Ñ)	72,940	1,800
Churchill Downs, Inc.	33,583	4,931	Lear Corp.	3,150	394
Chuy's Holdings, Inc.(Æ)	124,486	3,387	Lee Enterprises, Inc.(Æ)(Ñ)	233,206	464
Cinemark Holdings, Inc.	17,000	602	LGI Homes, Inc.(Æ)(Ñ)	38,007	1,065
Citi Trends, Inc.	109,107	2,899	Libbey, Inc.	56,600	1,904
Columbia Sportswear Co.	11,160	612	Liberty TripAdvisor Holdings, Inc. Class
Cooper-Standard Holding, Inc.(Æ)	6,207	404	A(Æ)	80,323	2,505
Cracker Barrel Old Country Store, Inc.(Ñ)	9,390	1,291	Liberty Ventures Class A(Æ)	184,270	8,029
Crocs, Inc.(Æ)	54,300	586	Lindblad Expeditions Holdings, Inc.(Æ)(Ñ)	102,218	1,084
Crown Media Holdings, Inc. Class A(Æ)	291,108	1,686	Lithia Motors, Inc. Class A	42,904	5,036
Del Frisco's Restaurant Group, Inc.(Æ)	164,481	2,216	Lumber Liquidators Holdings, Inc.(Æ)(Ñ)	169,990	2,349
Del Taco Restaurants, Inc.(Æ)(Ñ)	173,456	2,035	Malibu Boats, Inc. Class A(Æ)	89,352	1,270
Delta Apparel, Inc.(Æ)	34,571	568	Marchex, Inc. Class B	70,833	306
Denny's Corp.(Æ)	177,900	1,950	Marcus Corp.	14,025	290
Destination XL Group, Inc.(Æ)	60,100	351	MarineMax, Inc.(Æ)	62,688	990
Dick's Sporting Goods, Inc.	8,000	356	Marriott Vacations Worldwide Corp.	12,700	818
Domino's Pizza, Inc.	30,138	3,215	Matthews International Corp. Class A	37,800	2,182
Eldorado Resorts, Inc.(Æ)	103,674	1,026	MDC Holdings, Inc.	21,214	551
Entercom Communications Corp. Class A(Æ)	67,514	745	MDC Partners, Inc. Class A	574,968	11,948
Entravision Communications Corp. Class A	192,017	1,682	Media General, Inc.(Æ)(Ñ)	123,271	1,832
Eros International PLC(Æ)(Ñ)	44,560	498	Men's Wearhouse, Inc. (The)	164,820	6,590
Ethan Allen Interiors, Inc.	124,641	3,391	Meredith Corp.	41,282	1,941
EW Scripps Co. (The) Class A	321,057	7,083	Meritage Homes Corp.(Æ)	63,581	2,242
Express, Inc.(Æ)	132,771	2,562	Meritor, Inc.(Æ)	13,794	150
Federal-Mogul Holdings Corp.(Æ)	36,933	286	Monarch Casino & Resort, Inc.(Æ)	92,369	2,027
Fiesta Restaurant Group, Inc.(Æ)	61,927	2,190	Motorcar Parts of America, Inc.(Æ)	83,350	2,806
Finish Line, Inc. (The) Class A	241,447	4,498	Movado Group, Inc.	73,045	1,880
Fossil Group, Inc.(Æ)	40,540	2,206	National CineMedia, Inc.	70,391	1,000
Fox Factory Holding Corp.(Æ)	47,233	838	New York Times Co. (The) Class A	85,890	1,141

See accompanying notes which are an integral part of the financial statements.

140 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Nexstar Broadcasting Group, Inc. Class A	31,859	1,696	Core-Mark Holding Co., Inc.	98,289	7,990
Papa John's International, Inc.	11,200	786	Diplomat Pharmacy, Inc.(Æ)(Ñ)	109,576	3,080
Party City Holdco, Inc.(Æ)	30,001	475	Farmer Bros Co.(Æ)	26,733	759
Peak Resorts, Inc.(Å)(Æ)(Ñ)	217,050	1,558	Flowers Foods, Inc.	9,600	259
Penn National Gaming, Inc.(Æ)	170,643	3,048	Inventure Foods, Inc.(Æ)(Ñ)	111,948	969
Performance Sports Group, Ltd.(Æ)	275,735	3,165	J&J Snack Foods Corp.	40,796	5,009
Perry Ellis International, Inc.(Æ)	19,602	421	John B Sanfilippo & Son, Inc.	13,696	886
Pier 1 Imports, Inc.(Ñ)	88,580	657	Lancaster Colony Corp.	11,050	1,257
Pinnacle Entertainment, Inc.(Æ)	33,050	1,157	Liberator Medical Holdings, Inc.	312,670	757
Pool Corp.	77,383	6,310	Limoneira Co.(Ñ)	95,600	1,516
QuinStreet, Inc.(Æ)	27,800	154	MGP Ingredients, Inc.	15,011	260
Radio One, Inc. Class D(Æ)(Ñ)	408,900	879	National Beverage Corp.(Æ)	5,411	204
Reading International, Inc. Class A(Æ)	33,488	519	Natural Health Trends Corp.(Ñ)	36,856	1,816
Rentrak Corp.(Æ)(Ñ)	19,930	1,100	Nature's Sunshine Products, Inc.	3,876	46
Restoration Hardware Holdings, Inc.(Æ)	31,954	3,294	Omega Protein Corp.(Æ)	42,971	782
Scholastic Corp.	49,703	2,031	Post Holdings, Inc.(Æ)	79,400	5,103
Scientific Games Corp. Class A(Æ)(Ñ)	165,489	1,835	Roundy's, Inc.(Æ)	5,824	13
SeaWorld Entertainment, Inc.	30,158	601	Sanderson Farms, Inc.(Ñ)	36,656	2,548
Select Comfort Corp.(Æ)	47,259	1,002	SpartanNash Co.	230,536	6,432
Sequential Brands Group, Inc.(Æ)(Ñ)	48,111	602	SunOpta, Inc.(Æ)	395,778	2,129
Shoe Carnival, Inc.	12,300	276	SUPERVALU, Inc.(Æ)	408,825	2,686
Six Flags Entertainment Corp.	39,600	2,061	Synutra International, Inc.(Æ)	8,821	50
Sizmek, Inc.(Æ)	165,561	982	Universal Corp.	63,979	3,455
Skechers U.S.A., Inc. Class A(Æ)	65,018	2,029	USANA Health Sciences, Inc.(Æ)	18,003	2,315
Skullcandy, Inc.(Æ)	39,900	223			73,170
Smith & Wesson Holding Corp.(Æ)	73,724	1,317
Sonic Corp.	48,800	1,393	Energy - 3.1%
Sportsman's Warehouse Holdings, Inc.(Æ)	60,584	652	Alliance Resource Partners, LP(Ñ)	5,999	129
Stamps.com, Inc.(Æ)	18,387	1,390	Approach Resources, Inc.(Æ)(Ñ)	459,900	1,085
Standard Motor Products, Inc.	91,678	4,057	Atwood Oceanics, Inc.(Ñ)	53,898	892
Starz Class A(Æ)	30,892	1,035	Basic Energy Services, Inc.(Æ)(Ñ)	130,621	485
Stein Mart, Inc.	20,200	179	Bill Barrett Corp.(Æ)(Ñ)	735,424	3,582
Superior Uniform Group, Inc.	151,735	2,586	Bonanza Creek Energy, Inc.(Æ)	169,349	964
Tenneco, Inc.(Æ)	79,736	4,512	Callon Petroleum Co.(Æ)	72,290	628
Texas Roadhouse, Inc. Class A	36,040	1,238	CARBO Ceramics, Inc.(Ñ)	240,087	4,206
Thor Industries, Inc.	59,569	3,221	Carrizo Oil & Gas, Inc.(Æ)	62,366	2,347
Tilly's, Inc. Class A(Æ)	93,996	685	Cloud Peak Energy, Inc.(Æ)(Ñ)	261,595	777
Time, Inc.(Æ)	400,669	7,444	Delek US Holdings, Inc.	40,400	1,099
TiVo, Inc.(Æ)	76,000	690	Diamondback Energy, Inc.(Æ)	11,200	827
Townsquare Media, Inc. Class A(Æ)	262,314	2,875	Flotek Industries, Inc.(Æ)(Ñ)	39,450	714
TravelCenters of America LLC(Æ)	220,566	2,541	Goodrich Petroleum Corp.(Æ)(Ñ)	306,150	184
TRI Pointe Group, Inc.(Æ)	159,983	2,077	Green Plains, Inc.	195,323	4,006
Tribune Publishing Co.	59,100	558	Gulf Island Fabrication, Inc.	27,086	274
Universal Electronics, Inc.(Æ)	1,979	94	Gulfport Energy Corp.(Æ)	38,800	1,182
Vail Resorts, Inc.	13,030	1,488	Independence Contract Drilling, Inc.(Æ)(Ñ)	97,062	682
Vista Outdoor, Inc.(Æ)	45,768	2,047	Matrix Service Co.(Æ)	70,224	1,594
Vitamin Shoppe, Inc.(Æ)	15,380	441	McDermott International, Inc.(Æ)(Ñ)	767,628	3,539
VOXX International Corp. Class A(Æ)	35,686	184	Memorial Resource Development Corp.(Æ)	47,282	836
WCI Communities, Inc.(Æ)	36,524	873	Oasis Petroleum, Inc.(Æ)(Ñ)	23,040	268
West Marine, Inc.(Æ)	70,409	717	Pacific Ethanol, Inc.(Æ)(Ñ)	181,200	1,089
William Lyon Homes Class A(Æ)	158,016	3,372	Patterson-UTI Energy, Inc.	460,113	6,851
		317,849	PBF Energy, Inc. Class A	4,800	163
			PetroQuest Energy, Inc.(Æ)	567,565	636
Consumer Staples - 3.5%			Phillips 66 Partners, LP(Ñ)	50,903	3,087
Andersons, Inc. (The)	113,923	4,033	PowerSecure International, Inc.(Æ)	123,406	1,538
Boston Beer Co., Inc. Class A(Æ)	2,299	505	Precision Drilling Corp.(Ñ)	641,541	2,534
Boulder Brands, Inc.(Æ)(Ñ)	98,300	871	Rex Energy Corp.(Æ)(Ñ)	278,574	630
Cadiz, Inc.(Æ)(Ñ)	66,900	229	Rice Energy, Inc.(Æ)	35,797	546
Cal-Maine Foods, Inc.(Ñ)	111,420	5,957	RSP Permian, Inc.(Æ)	47,971	1,315
Casey's General Stores, Inc.	105,947	11,254	Sanchez Energy Corp.(Æ)(Ñ)	148,483	883

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 141

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
SemGroup Corp. Class A	49,489	2,254	Chemical Financial Corp.	138,355	4,694
Seventy Seven Energy, Inc.(Æ)(Ñ)	306,404	349	City Holding Co.(Ñ)	13,962	668
Superior Energy Services, Inc.	241,626	3,421	City Office REIT, Inc.(Æ)(ö)	107,700	1,237
Synergy Resources Corp.(Æ)	28,062	314	CNO Financial Group, Inc.	95,500	1,835
Targa Resources Corp.	31,282	1,788	CoBiz Financial, Inc.	143,474	1,788
TETRA Technologies, Inc.(Æ)	203,116	1,369	Columbia Banking System, Inc.	156,165	5,203
Trecora Resources(Æ)	65,870	938	Columbia Property Trust, Inc.(ö)	26,186	650
US Antimony Corp.(Å)(Æ)(Ñ)	1,089,297	327	Comerica, Inc.	12,700	551
Westmoreland Coal Co.(Æ)(Ñ)	130,500	934	Community Bank System, Inc.	68,319	2,785
Willbros Group, Inc.(Æ)	397,154	794	Community Trust Bancorp, Inc.	16,548	570
World Fuel Services Corp.	48,600	2,161	CommunityOne Bancorp(Æ)	4,565	59
		64,221	Consolidated-Tomoka Land Co.	45,858	2,350
			Corporate Office Properties Trust(ö)	7,800	179
Financial Services - 26.7%			Cowen Group, Inc. Class A(Æ)(Ñ)	508,529	2,141
AG Mortgage Investment Trust, Inc.(ö)	8,635	131	CubeSmart(ö)	50,908	1,416
Alexander & Baldwin, Inc.	43,879	1,656	Cullen/Frost Bankers, Inc.	15,219	1,042
Ambac Financial Group, Inc.(Æ)	60,958	984	Customers Bancorp, Inc.(Æ)	100,677	2,769
American Equity Investment Life Holding			CVB Financial Corp.	8,932	156
Co.	90,743	2,330	CyrusOne, Inc.(ö)	193,900	6,841
Ameris Bancorp	25,318	798	CYS Investments, Inc.(ö)	275,336	2,126
AMERISAFE, Inc.	31,844	1,743	Diamond Hill Investment Group, Inc.	17,994	3,600
Anchor BanCorp Wisconsin, Inc.(Æ)	8,400	345	DiamondRock Hospitality Co.(ö)	180,400	2,107
Apollo Residential Mortgage, Inc.(ö)	42,222	543	Donegal Group, Inc. Class A	2,966	42
Arbor Realty Trust, Inc.(ö)	54,129	338	Duke Realty Corp.(ö)	20,000	414
Ares Commercial Real Estate Corp.(Æ)(ö)	138,700	1,712	DuPont Fabros Technology, Inc.(ö)	108,351	3,477
Argo Group International Holdings, Ltd.	39,766	2,486	E*Trade Financial Corp.(Æ)	4,800	137
Armada Hoffler Properties, Inc.(ö)	13,400	144	Eagle Bancorp, Inc.(Æ)	28,756	1,369
Ashford Hospitality Prime, Inc.(ö)	49,789	732	East West Bancorp, Inc.	24,100	973
Ashford, Inc.(Æ)	15,884	1,021	Easterly Government Properties, Inc.(Æ)(ö)	23,410	409
Assurant, Inc.	22,187	1,809	EastGroup Properties, Inc.(ö)	22,000	1,236
Astoria Financial Corp.	16,714	267	Education Realty Trust, Inc.(ö)	84,576	3,037
Baldwin & Lyons, Inc. Class B	2,241	52	EMC Insurance Group, Inc.	11,240	281
BancFirst Corp.	16,818	1,036	Employers Holdings, Inc.	76,800	2,033
Bancorp, Inc. (The)(Æ)	54,877	395	Endurance Specialty Holdings, Ltd.	94,104	5,941
BancorpSouth, Inc.	150,374	3,749	Enstar Group, Ltd.(Æ)	3,622	572
Bank of Marin Bancorp	800	43	Enterprise Financial Services Corp.	26,276	745
Bank of the Ozarks, Inc.	188,561	9,432	EPR Properties(ö)	44,430	2,524
Banner Corp.	20,755	1,018	Equity Commonwealth(Æ)(ö)	78,500	2,254
Bar Harbor Bankshares	1,594	56	Equity One, Inc.(ö)	54,000	1,435
BGC Partners, Inc. Class A	194,100	1,679	Essent Group, Ltd.(Æ)	142,036	3,423
Bluerock Residential Growth REIT, Inc.			EverBank Financial Corp.	42,074	726
Class A(Ñ)(ö)	150,800	1,767	Evercore Partners, Inc. Class A	67,123	3,625
BNC Bancorp	18,148	407	Ezcorp, Inc. Class A(Æ)	21,163	141
Boston Private Financial Holdings, Inc.	113,406	1,300	Fair Isaac Corp.	45,591	4,211
Brookline Bancorp, Inc.	300,827	3,414	FBR & Co.	75,796	1,499
Bryn Mawr Bank Corp.	3,600	105	FCB Financial Holdings, Inc. Class A(Æ)	33,300	1,184
Capital Bank Financial Corp. Class A(Æ)	58,402	1,886	Federated National Holding Co.	26,344	811
Capital City Bank Group, Inc.	2,432	38	FelCor Lodging Trust, Inc.(ö)	578,431	4,656
Capital Southwest Corp.(Æ)	166,687	2,492	Fidelity & Guaranty Life	124,042	3,312
Capstead Mortgage Corp.(ö)	109,000	1,052	Fidelity Southern Corp.	56,525	1,184
Cardinal Financial Corp.	140,780	3,200	First American Financial Corp.	30,000	1,144
Cardtronics, Inc.(Æ)	46,917	1,619	First BanCorp(Æ)	395,707	1,500
Cascade Bancorp(Æ)	14,206	80	First Busey Corp.(Æ)	35,432	739
Cash America International, Inc.	254,761	8,797	First Business Financial Services, Inc.	7,360	181
CatchMark Timber Trust, Inc. Class A(ö)	171,000	1,872	First Defiance Financial Corp.	20,800	797
Cathay General Bancorp	14,186	444	First Financial Bancorp	130,835	2,523
CBOE Holdings, Inc.	4,400	295	First Financial Corp.	8,900	305
Cedar Realty Trust, Inc.(ö)	257,700	1,801	First Foundation, Inc.(Æ)	22,500	534
CenterState Banks, Inc.	292,804	4,269	First Industrial Realty Trust, Inc.(ö)	137,139	2,973
Central Pacific Financial Corp.	93,217	2,084	First Interstate BancSystem, Inc. Class A	57,119	1,620
Charter Financial Corp.	155,248	2,034

See accompanying notes which are an integral part of the financial statements.

142 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
First Merchants Corp.	79,679	2,090	Kennedy-Wilson Holdings, Inc.	82,000	2,011
First Midwest Bancorp, Inc.	260,849	4,648	Lakeland Bancorp, Inc.	9,000	105
First NBC Bank Holding Co.(Æ)	103,390	3,845	Lakeland Financial Corp.	4,400	198
FirstMerit Corp.	29,898	562	LaSalle Hotel Properties(ö)	125,098	3,679
Flagstar Bancorp, Inc.(Æ)	4,000	89	LCNB Corp.	3,565	57
FNB Corp.	689,603	9,289	LCNB Corp.(Å)	90,028	1,438
FNFV Group(Æ)	657,395	7,389	LendingTree, Inc.(Æ)	7,656	929
Franklin Financial Network, Inc.(Æ)	30,160	809	Mack-Cali Realty Corp.(ö)	94,848	2,064
Franklin Street Properties Corp.(ö)	35,904	374	Maiden Holdings, Ltd.	290,874	4,523
FRP Holdings, Inc.(Æ)	14,800	488	Marcus & Millichap, Inc.(Æ)	35,078	1,528
FRP Holdings, Inc.(Å)(Æ)	58,231	1,922	MarketAxess Holdings, Inc.	51,536	5,221
Fulton Financial Corp.	206,707	2,774	MB Financial, Inc.	110,509	3,563
GAIN Capital Holdings, Inc.	205,156	1,528	Medical Properties Trust, Inc.(ö)	130,000	1,469
GEO Group, Inc. (The)(ö)	113,500	3,663	Meridian Bancorp, Inc.	221,832	3,115
German American Bancorp, Inc.	7,481	234	Meta Financial Group, Inc.	7,010	302
Getty Realty Corp.(ö)	27,300	461	MGIC Investment Corp.(Æ)	445,717	4,190
Glacier Bancorp, Inc.	115,954	3,173	Moelis & Co. Class A	32,100	946
Global Indemnity PLC Class A(Æ)	8,033	228	Morningstar, Inc.	7,890	648
Global Payments, Inc.	9,100	1,241	National Bank Holdings Corp. Class A	227,482	5,018
Golub Capital BDC, Inc.(Ñ)	39,600	648	National Health Investors, Inc.(ö)	33,036	1,941
Gramercy Property Trust, Inc.(ö)	70,400	1,597	National Penn Bancshares, Inc.	32,650	393
Great Southern Bancorp, Inc.	24,559	1,187	National Storage Affiliates Trust(Æ)(ö)	70,600	1,062
Great Western Bancorp, Inc.	30,013	848	National Western Life Group, Inc. Class A(Æ)	2,893	746
Green Dot Corp. Class A(Æ)	83,643	1,551	Navigators Group, Inc. (The)(Æ)	35,825	3,058
Greenhill & Co., Inc.	97,043	2,506	Nelnet, Inc. Class A	32,400	1,159
Greenlight Capital Re, Ltd. Class A(Æ)	19,149	421	New Residential Investment Corp.(ö)	558,438	6,774
Hallmark Financial Services, Inc.(Æ)	9,479	123	New Senior Investment Group, Inc.(ö)	266,554	2,671
Hancock Holding Co.	181,338	5,005	Newcastle Investment Corp.(ö)	227,678	1,120
Hanmi Financial Corp.	94,274	2,404	Northfield Bancorp, Inc.	219,181	3,358
Hanover Insurance Group, Inc. (The)	77,467	6,527	Northwest Bancshares, Inc.	242,788	3,268
Hatteras Financial Corp.(ö)	110,032	1,575	OceanFirst Financial Corp.	20,284	374
Healthcare Realty Trust, Inc.(ö)	36,100	952	OFG Bancorp(Ñ)	71,335	657
Heartland Financial USA, Inc.	38,270	1,410	Old National Bancorp	716,643	10,033
Heartland Payment Systems, Inc.	91,474	6,769	OneBeacon Insurance Group, Ltd. Class A	52,048	749
Hercules Technology Growth Capital, Inc.			Opus Bank	40,171	1,496
(Æ)(Ñ)	143,385	1,600	Pacific Continental Corp.	22,346	320
Heritage Financial Corp.	148,827	2,741	Pacific Premier Bancorp, Inc.(Æ)	51,394	1,097
Heritage Insurance Holdings, Inc.(Æ)	49,430	1,093	PacWest Bancorp	106,617	4,802
Heritage Oaks Bancorp	5,635	50	Park Sterling Corp.	22,846	166
Hersha Hospitality Trust Class A(ö)	52,950	1,271	PennyMac Financial Services, Inc. Class
HFF, Inc. Class A	178,373	6,157	A(Æ)	24,901	412
Highwoods Properties, Inc.(ö)	16,500	717	People's Utah Bancorp(Æ)	48,550	799
Home BancShares, Inc.	120,969	5,192	Physicians Realty Trust(ö)	113,200	1,809
HomeTrust Bancshares, Inc.(Æ)	23,010	436	Pinnacle Financial Partners, Inc.	6,879	362
Horizon Bancorp	4,100	107	Piper Jaffray Cos.(Æ)	20,800	740
Howard Hughes Corp. (The)(Æ)	15,700	1,940	Planet Payment, Inc.(Æ)	209,619	629
Hudson Pacific Properties, Inc.(ö)	40,000	1,143	Popular, Inc.(Æ)	109,139	3,227
Huntington Bancshares, Inc.	32,100	352	Post Properties, Inc.(ö)	5,700	341
Iberiabank Corp.	72,951	4,423	Potlatch Corp.(ö)	102,614	3,206
Independent Bank Corp.	164,960	2,389	PRA Group, Inc.(Æ)(Ñ)	85,857	4,705
Independent Bank Group, Inc.	35,055	1,365	Preferred Bank	4,900	162
Infinity Property & Casualty Corp.	27,399	2,206	PrivateBancorp, Inc. Class A	65,158	2,726
Invesco Mortgage Capital, Inc.(ö)	70,500	850	ProAssurance Corp.	68,712	3,639
Investment Technology Group, Inc.	50,408	807	Prosperity Bancshares, Inc.	188,683	9,695
Investors Bancorp, Inc.	165,300	2,068	Provident Financial Services, Inc.	232,319	4,721
Jack Henry & Associates, Inc.	68,885	5,328	QTS Realty Trust, Inc. Class A(ö)	20,913	899
JMP Group LLC(Ñ)	107,109	660	Radian Group, Inc.	156,262	2,261
Kansas City Life Insurance Co.	6,886	338	Raymond James Financial, Inc.	5,800	320
KCG Holdings, Inc. Class A(Æ)	75,429	942	RE/MAX Holdings, Inc. Class A	6,500	245
Kemper Corp.	58,800	2,100	Reinsurance Group of America, Inc. Class A	9,971	900

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 143

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Renasant Corp.	1,960	68	Yadkin Financial Corp.	60,400	1,422
Retail Opportunity Investments Corp.(ö)	298,303	5,408			552,446
RLI Corp.	8,859	539
RLJ Lodging Trust(ö)	34,500	866	Health Care - 10.8%
Rouse Properties, Inc.(Ñ)(ö)	325,970	5,734	Abiomed, Inc.(Æ)	104,275	7,681
Ryman Hospitality Properties, Inc.(ö)	19,545	1,028	Acadia Healthcare Co., Inc.(Æ)	96,705	5,939
Sabra Health Care REIT, Inc.(ö)	106,897	2,424	Accuray, Inc.(Æ)(Ñ)	470,100	3,150
Safety Insurance Group, Inc.	1,221	71	Acorda Therapeutics, Inc.(Æ)	40,356	1,454
Sandy Spring Bancorp, Inc.	6,500	179	Adeptus Health, Inc. Class A(Æ)(Ñ)	50,081	3,250
Selective Insurance Group, Inc.	192,846	7,037	Affymetrix, Inc.(Æ)	97,256	895
Seritage Growth Properties(Æ)(Ñ)(ö)	30,700	1,293	Akorn, Inc.(Æ)	110,116	2,944
ServisFirst Bancshares, Inc.	26,492	1,123	Albany Molecular Research, Inc.(Æ)(Ñ)	158,935	2,867
Signature Bank(Æ)	2,870	427	Alere, Inc.(Æ)	11,800	544
Silver Bay Realty Trust Corp.(ö)	79,348	1,285	Allscripts Healthcare Solutions, Inc.(Æ)	246,990	3,473
Simmons First National Corp. Class A	2,529	130	AMAG Pharmaceuticals, Inc.(Æ)	41,619	1,665
South State Corp.	58,047	4,499	Amedisys, Inc.(Æ)	16,162	640
Southwest Bancorp, Inc.	136,979	2,316	AMN Healthcare Services, Inc.(Æ)	114,185	3,239
Sovran Self Storage, Inc.(ö)	15,000	1,498	Anacor Pharmaceuticals, Inc.(Æ)	31,794	3,574
Starwood Property Trust, Inc.(ö)	75,512	1,517	Analogic Corp.	34,939	3,061
Starwood Waypoint Residential Trust(ö)	101,780	2,504	ANI Pharmaceuticals, Inc.(Æ)(Ñ)	24,588	1,029
State Bank Financial Corp.	440,787	9,433	Atrion Corp.	1,492	551
Sterling Bancorp	308,192	4,743	BioDelivery Sciences International, Inc.(Æ)
Stewart Information Services Corp.	18,283	734	(Ñ)	475,587	2,559
Stifel Financial Corp.(Æ)	63,808	2,835	Bio-Techne Corp.	13,932	1,229
Stock Yards Bancorp, Inc.	8,302	313	BioTelemetry, Inc.(Æ)	65,044	847
Stonegate Bank	49,996	1,560	Cambrex Corp.(Æ)	53,862	2,476
STORE Capital Corp.(ö)	23,300	528	Capital Senior Living Corp.(Æ)	132,145	2,989
Sun Communities, Inc.(ö)	64,145	4,299	Cara Therapeutics, Inc.(Æ)	50,600	717
Sunstone Hotel Investors, Inc.(ö)	92,600	1,339	Chemed Corp.(Ñ)	51,182	8,050
SVB Financial Group(Æ)	1,210	148	Collegium Pharmaceutical, Inc.(Æ)	34,922	642
Symetra Financial Corp.	20,302	644	Computer Programs & Systems, Inc.(Ñ)	33,173	1,261
Talmer Bancorp, Inc. Class A	171,424	2,883	Concert Pharmaceuticals, Inc.(Æ)	40,867	928
Taubman Centers, Inc.(ö)	1,400	108	CONMED Corp.	64,351	2,610
Territorial Bancorp, Inc.	16,541	461	CorVel Corp.(Æ)	57,856	1,921
THL Credit, Inc.	46,200	529	Cross Country Healthcare, Inc.(Æ)	50,483	682
Towne Bank	47,071	1,010	Cynosure, Inc. Class A(Æ)	74,430	2,802
TriCo Bancshares	18,114	477	Depomed, Inc.(Æ)	114,972	2,012
TriState Capital Holdings, Inc.(Æ)	94,201	1,177	Dermira, Inc.(Æ)	27,200	734
TrustCo Bank Corp.	129,933	809	DexCom, Inc.(Æ)	9,444	787
Trustmark Corp.	2,048	49	Dynavax Technologies Corp.(Æ)	42,821	972
Two Harbors Investment Corp.(ö)	183,900	1,556	Eagle Pharmaceuticals, Inc.(Æ)(Ñ)	7,458	475
UMB Financial Corp.	70,790	3,474	Emergent BioSolutions, Inc.(Æ)	34,500	1,109
Union Bankshares Corp.	109,955	2,754	Ensign Group, Inc. (The)	87,638	3,695
United Community Banks, Inc.	78,600	1,585	Exactech, Inc.(Æ)	29,405	501
United Financial Bancorp, Inc.	276,585	3,590	Exelixis, Inc.(Æ)	223,820	1,347
Universal Insurance Holdings, Inc.	101,729	3,210	Five Prime Therapeutics, Inc.(Æ)	34,292	1,102
Virtus Investment Partners, Inc.	22,598	2,645	Five Star Quality Care, Inc.(Æ)	59,355	194
Walker & Dunlop, Inc.(Æ)	52,089	1,511	Flamel Technologies SA - ADR(Æ)	277,309	4,542
Washington Federal, Inc.	179,309	4,472	Genesis Healthcare, Inc. Class A(Æ)	385,197	1,911
Webster Financial Corp.	127,377	4,726	Globus Medical, Inc. Class A(Æ)	149,723	3,346
Weight Watchers International, Inc.(Æ)(Ñ)	54,816	843	Greatbatch, Inc.(Æ)	44,211	2,363
WesBanco, Inc.	74,153	2,421	Haemonetics Corp.(Æ)	42,248	1,427
Westamerica Bancorporation(Ñ)	106,711	4,718	Halyard Health, Inc.(Æ)	91,077	2,703
Western Alliance Bancorp(Æ)	17,747	634	HealthEquity, Inc.(Æ)	124,025	4,057
Wilshire Bancorp, Inc.	6,087	65	HealthSouth Corp.	79,784	2,779
Winthrop Realty Trust(Æ)(ö)	91,120	1,320	Heron Therapeutics, Inc.(Æ)(Ñ)	33,245	912
Wintrust Financial Corp.	7,500	379	Heska Corp.(Æ)	28,805	886
WisdomTree Investments, Inc.(Ñ)	30,881	594	ICON PLC(Æ)	21,262	1,358
WSFS Financial Corp.	52,323	1,662	ICU Medical, Inc.(Æ)	13,600	1,496
			Impax Laboratories, Inc.(Æ)	45,009	1,559

See accompanying notes which are an integral part of the financial statements

144 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Inogen, Inc.(Æ)	80,717	3,450	VCA, Inc.(Æ)	74,133	4,060
Insys Therapeutics, Inc.(Æ)(Ñ)	97,564	2,513	Vical, Inc.(Æ)	43,900	18
Integra LifeSciences Holdings Corp.(Æ)	74,840	4,458	WellCare Health Plans, Inc.(Æ)	14,890	1,319
Intra-Cellular Therapies, Inc.(Æ)	23,987	1,148	Zeltiq Aesthetics, Inc.(Æ)	94,206	3,178
Invacare Corp.	195,587	3,380			224,087
Kindred Healthcare, Inc.	143,145	1,918
La Jolla Pharmaceutical Co.(Æ)	30,703	767	Materials and Processing - 5.0%
Landauer, Inc.	11,300	446	A Schulman, Inc.	2,497	90
LDR Holding Corp.(Æ)	116,822	2,956	Aceto Corp.	44,471	1,341
LeMaitre Vascular, Inc.	67,804	903	Acuity Brands, Inc.	21,813	4,768
LHC Group, Inc.(Æ)	34,158	1,539	Allegheny Technologies, Inc.	46,300	681
LifePoint Health, Inc.(Æ)	26,074	1,796	Apogee Enterprises, Inc.	112,346	5,564
Ligand Pharmaceuticals, Inc. Class B(Æ)	77,103	6,966	AptarGroup, Inc.	6,600	485
Lipocine, Inc.(Æ)	60,160	720	Aspen Aerogels, Inc.(Æ)	14,844	124
LivaNova PLC(Æ)	12,883	854	Axiall Corp.	142,875	2,893
Loxo Oncology, Inc.(Æ)	35,995	842	Beacon Roofing Supply, Inc.(Æ)	30,343	1,074
Luminex Corp.(Æ)	83,600	1,522	Belden, Inc.	933	60
Magellan Health, Inc.(Æ)	37,088	1,980	Berry Plastics Group, Inc.(Æ)	68,525	2,296
Masimo Corp.(Æ)	10,980	436	Boise Cascade Co.(Æ)	58,810	1,760
Meridian Bioscience, Inc.	2,406	46	Cabot Corp.	214,212	7,699
Mirati Therapeutics, Inc.(Æ)	24,343	861	Caesarstone Sdot-Yam, Ltd.(Ñ)	26,535	942
Molina Healthcare, Inc.(Æ)	122,670	7,606	Carpenter Technology Corp.	78,006	2,598
National HealthCare Corp.	3,388	221	Chemtura Corp.(Æ)	73,607	2,351
Natus Medical, Inc.(Æ)	69,835	3,180	Comfort Systems USA, Inc.	61,090	1,951
NeoGenomics, Inc.(Æ)	419,999	2,961	Commercial Metals Co.	87,100	1,252
Nevro Corp.(Æ)(Ñ)	20,516	836	Compass Minerals International, Inc.	113,895	9,253
NuVasive, Inc.(Æ)	20,710	977	Continental Building Products, Inc.(Æ)	28,086	493
Omnicell, Inc.(Æ)	4,534	123	CSW Industrials, Inc.(Æ)	13,785	496
OraSure Technologies, Inc.(Æ)	10,773	56	Culp, Inc.	29,744	893
Owens & Minor, Inc.	55,259	1,981	Ferro Corp.(Æ)	48,500	606
Pacific Biosciences of California, Inc.(Æ)(Ñ)	115,361	819	Gibraltar Industries, Inc.(Æ)	54,884	1,390
Patterson Cos., Inc.	33,100	1,569	Global Brass & Copper Holdings, Inc.	47,027	1,058
PDL BioPharma, Inc.(Ñ)	177,856	815	Greif, Inc. Class A	56,622	1,856
Pfenex, Inc.(Æ)	46,498	841	Haynes International, Inc.	64,773	2,555
Prestige Brands Holdings, Inc.(Æ)	53,998	2,646	Innophos Holdings, Inc.	55,184	2,345
Prothena Corp. PLC(Æ)(Ñ)	14,535	749	Innospec, Inc.	4,960	274
Providence Service Corp. (The)(Æ)	22,000	1,136	Installed Building Products, Inc.(Æ)	25,753	570
Quality Systems, Inc.	51,500	724	Insteel Industries, Inc.	3,858	83
Revance Therapeutics, Inc.(Æ)	27,292	1,069	KapStone Paper and Packaging Corp.(Æ)	21,030	457
Rigel Pharmaceuticals, Inc.(Æ)	160,708	408	Kraton Performance Polymers, Inc.(Æ)	38,749	790
RTI Surgical, Inc.(Æ)	175,312	737	Kronos Worldwide, Inc.(Ñ)	315,558	2,493
Sagent Pharmaceuticals, Inc.(Æ)	51,213	861	Landec Corp.(Æ)	147,162	1,810
Spectranetics Corp. (The)(Æ)(Ñ)	30,000	367	LSB Industries, Inc.(Æ)	3,800	59
STERIS Corp.(Ñ)	117,359	8,796	Materion Corp.	24,122	727
Sucampo Pharmaceuticals, Inc. Class A(Æ)	35,401	685	Neenah Paper, Inc.	879	59
Supernus Pharmaceuticals, Inc.(Æ)	166,405	2,746	NewMarket Corp.	9,583	3,773
SurModics, Inc.(Æ)	77,896	1,662	Novagold Resources, Inc.(Æ)(Ñ)	175,800	636
Symmetry Surgical, Inc.(Æ)	19,300	164	Olympic Steel, Inc.	18,900	181
Synergy Pharmaceuticals, Inc.(Æ)(Ñ)	156,014	1,000	Patrick Industries, Inc.(Æ)	18,202	739
Tandem Diabetes Care, Inc.(Æ)(Ñ)	130,533	1,184	PGT, Inc.(Æ)	354,147	4,271
Team Health Holdings, Inc.(Æ)	18,724	1,117	PolyOne Corp.	25,487	852
TherapeuticsMD, Inc.(Æ)(Ñ)	99,738	585	Quaker Chemical Corp.	55,930	4,440
Trevena, Inc.(Æ)	85,596	823	Reliance Steel & Aluminum Co.	11,600	696
Trinity Biotech PLC - ADR(Ñ)	229,864	2,581	Scotts Miracle-Gro Co. (The) Class A	5,200	344
Triple-S Management Corp. Class B(Æ)	35,718	735	Sensient Technologies Corp.	38,573	2,518
United Therapeutics Corp.(Æ)	1,630	239	Silgan Holdings, Inc.	35,100	1,786
Universal American Corp.(Æ)	16,639	124	Simpson Manufacturing Co., Inc.	6,812	259
US Physical Therapy, Inc.	71,634	3,514	Stepan Co.	31,613	1,673
Utah Medical Products, Inc.	12,046	710	Stock Building Supply Holdings, Inc.(Æ)	54,781	947
Vascular Solutions, Inc.(Æ)	22,660	728	TimkenSteel Corp.	319,152	3,396

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 145

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Trex Co., Inc.(Æ)	33,390	1,305	Greenbrier Cos., Inc.(Ñ)	6,643	253
Unifi, Inc.(Æ)	122,013	3,732	Hackett Group, Inc. (The)	60,937	907
Universal Forest Products, Inc.	3,826	278	Hardinge, Inc.	7,800	74
US Concrete, Inc.(Æ)	20,015	1,110	Hawaiian Holdings, Inc.(Æ)	22,708	788
US Silica Holdings, Inc.(Ñ)	214,242	3,869	Healthcare Services Group, Inc.	144,811	5,396
Valspar Corp.	7,900	639	HEICO Corp.	86,543	4,365
		103,640	Herman Miller, Inc.	130,945	4,155
			Houston Wire & Cable Co.	43,700	271
Producer Durables - 13.3%			Huron Consulting Group, Inc.(Æ)	57,163	2,761
ABM Industries, Inc.	56,035	1,591	Hyster-Yale Materials Handling, Inc.	28,431	1,664
ACCO Brands Corp.(Æ)	148,488	1,198	ICF International, Inc.(Æ)	42,120	1,292
Accuride Corp.(Æ)	338,354	954	Information Services Group, Inc.	445,936	1,637
Aerovironment, Inc.(Æ)	21,333	492	Insperity, Inc.	16,461	765
Air Transport Services Group, Inc.(Æ)	67,100	657	Itron, Inc.(Æ)	29,550	1,085
Allegiant Travel Co. Class A	6,044	1,193	JetBlue Airways Corp.(Æ)	31,900	792
Allied Motion Technologies, Inc.	87,212	1,682	Kadant, Inc.	1,698	70
Altra Industrial Motion Corp.	90,171	2,386	Kaman Corp. Class A	42,200	1,641
AO Smith Corp.	1,200	92	KBR, Inc.	451,749	8,330
ArcBest Corp.	9,046	234	Kforce, Inc.	35,186	989
Ardmore Shipping Corp.	75,000	1,076	Kimball International, Inc. Class B	279,290	3,050
Argan, Inc.(Æ)	26,229	969	Knight Transportation, Inc.	252,696	6,424
Astec Industries, Inc.	130,030	4,226	Knoll, Inc.	20,408	474
Babcock & Wilcox Co. (The) Class W	235,730	6,671	Landstar System, Inc.	1,800	113
Babcock & Wilcox Enterprises, Inc.(Æ)	244,203	4,147	Layne Christensen Co.(Æ)(Ñ)	237,240	1,504
Barnes Group, Inc.	9,000	338	Lexmark International, Inc. Class A	5,600	182
Brady Corp. Class A	124,247	2,827	Lindsay Corp.(Ñ)	2,279	154
Briggs & Stratton Corp.	190,136	3,379	Littelfuse, Inc.	38,385	3,836
Brink's Co. (The)	81,410	2,522	Lydall, Inc.(Æ)	3,572	122
CAI International, Inc.(Æ)	22,021	256	Manitowoc Co., Inc. (The)(Ñ)	53,090	812
CBIZ, Inc.(Æ)	360,428	3,875	ManpowerGroup, Inc.	1,500	138
CDI Corp.	21,600	173	Matson, Inc.	29,777	1,365
CEB, Inc.	84,782	6,338	MAXIMUS, Inc.	92,698	6,322
Celadon Group, Inc.	24,400	353	McGrath RentCorp	85,423	2,567
Commercial Vehicle Group, Inc.(Æ)	249,611	1,038	Modine Manufacturing Co.(Æ)	82,561	691
Control4 Corp.(Æ)(Ñ)	72,147	472	Moog, Inc. Class A(Æ)	31,493	1,945
Convergys Corp.	54,583	1,401	MSA Safety, Inc.	98,041	4,263
CoStar Group, Inc.(Æ)	18,265	3,709	MYR Group, Inc.(Æ)	37,286	839
Covanta Holding Corp.	44,200	741	Navigant Consulting, Inc.(Æ)	50,918	876
CPI Aerostructures, Inc.(Æ)	81,967	697	Navigator Holdings, Ltd.(Æ)	62,700	899
Crane Co.	92,770	4,883	Navios Maritime Acquisition Corp.	157,210	563
Cubic Corp.	13,900	623	Old Dominion Freight Line, Inc.(Æ)	79,371	4,916
Curtiss-Wright Corp.	46,609	3,242	On Assignment, Inc.(Æ)	121,798	5,494
Deluxe Corp.	27,116	1,615	Orion Marine Group, Inc.(Æ)	242,000	946
DHI Group, Inc.(Æ)	28,410	257	Paylocity Holding Corp.(Æ)	125,129	4,201
Echo Global Logistics, Inc.(Æ)	35,800	852	PFSweb, Inc.(Æ)	56,689	908
Electro Rent Corp.	5,757	60	Pitney Bowes, Inc.	63,700	1,315
Electronics For Imaging, Inc.(Æ)	20,967	974	Powell Industries, Inc.	29,724	990
EMCOR Group, Inc.	73,229	3,536	PRGX Global, Inc.(Æ)	9,300	35
Energy Focus, Inc.(Æ)(Ñ)	30,369	492	Primoris Services Corp.	206,936	4,122
Engility Holdings, Inc.	23,100	744	Proto Labs, Inc.(Æ)(Ñ)	2,455	159
Ennis, Inc.	43,547	872	Quad/Graphics, Inc.	62,700	809
ExlService Holdings, Inc.(Æ)	3,600	159	Radiant Logistics, Inc.(Æ)	66,000	262
Exponent, Inc.	97,810	5,028	Rand Logistics, Inc.(Æ)	96,700	205
Forward Air Corp.	24,414	1,107	Regal Beloit Corp.	86,558	5,522
FreightCar America, Inc.	117,390	2,134	Resources Connection, Inc.	18,471	332
G&K Services, Inc. Class A	50,903	3,350	Ritchie Bros Auctioneers, Inc.(Ñ)	162,468	4,219
Generac Holdings, Inc.(Æ)(Ñ)	29,800	941	Roadrunner Transportation Systems, Inc.(Æ)	188,142	2,002
Genesee & Wyoming, Inc. Class A(Æ)	21,427	1,438	RPX Corp. Class A(Æ)	32,400	461
Granite Construction, Inc.	189,848	6,235	Scorpio Bulkers, Inc.(Æ)	404,500	566
Great Lakes Dredge & Dock Corp.(Æ)	611,800	2,447	Scorpio Tankers, Inc.	302,700	2,761

See accompanying notes which are an integral part of the financial statements.

146 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
ServiceSource International, Inc.(Æ)	166,898	713	Checkpoint Systems, Inc.	273,568	2,046
Sharps Compliance Corp.(Æ)	83,849	635	Ciber, Inc.(Æ)	318,267	1,136
SkyWest, Inc.	423,579	8,065	Cirrus Logic, Inc.(Æ)	11,200	345
Spartan Motors, Inc.	36,577	151	Cohu, Inc.	271,843	3,423
Spirit Airlines, Inc.(Æ)	26,400	980	Computer Task Group, Inc.	49,143	354
Standex International Corp.	18,312	1,643	comScore, Inc.(Æ)	81,791	3,499
StealthGas, Inc.(Æ)(Ñ)	142,930	603	Comtech Telecommunications Corp.	2,541	61
Steelcase, Inc. Class A	231,516	4,494	Cornerstone OnDemand, Inc.(Æ)	94,821	2,987
SuperCom, Ltd.(Æ)	80,200	634	CSG Systems International, Inc.	32,434	1,087
Swift Transportation Co. Class A(Æ)	244,433	3,820	CTS Corp.(Æ)	162,200	2,949
Sykes Enterprises, Inc.(Æ)	75,548	2,191	CyberArk Software, Ltd.(Æ)	32,752	1,626
TASER International, Inc.(Æ)(Ñ)	69,954	1,638	Cypress Semiconductor Corp.(Æ)	428,001	4,511
Teekay Tankers, Ltd. Class A	102,723	785	Daktronics, Inc.	6,855	67
Teledyne Technologies, Inc.(Æ)	49,840	4,447	Datalink Corp.(Æ)	59,035	431
TeleTech Holdings, Inc.	29,883	870	Demand Media, Inc.(Æ)	22,595	98
Tennant Co.	5,169	299	Diebold, Inc.	213,136	7,858
Tetra Tech, Inc.	181,538	4,883	Digi International, Inc.(Æ)	146,556	1,891
Thermon Group Holdings, Inc.(Æ)	117,249	2,358	Digimarc Corp.(Æ)(Ñ)	44,269	994
Titan Machinery, Inc.(Æ)	35,200	431	Dolby Laboratories, Inc. Class A	70,389	2,440
TopBuild Corp.(Æ)	33,020	929	EarthLink Holdings Corp.	168,557	1,441
Toro Co. (The)	7,100	534	Electro Scientific Industries, Inc.	189,125	883
TriMas Corp.(Æ)	192,699	3,856	Ellie Mae, Inc.(Æ)	94,124	6,869
Tutor Perini Corp.(Æ)	158,658	2,662	EMCORE Corp.(Æ)	170,976	1,170
Twin Disc, Inc.	5,100	60	Entegris, Inc.(Æ)	204,392	2,622
United Rentals, Inc.(Æ)	32,912	2,464	Envestnet, Inc.(Æ)	4,596	137
Vectrus, Inc.(Æ)	114,080	2,837	EPAM Systems, Inc.(Æ)	69,001	5,337
Vishay Precision Group, Inc.(Æ)	15,843	186	ePlus, Inc.(Æ)	4,109	347
Wabtec Corp.	44,727	3,707	Exar Corp.(Æ)	438,300	2,494
WageWorks, Inc.(Æ)	83,271	3,999	Extreme Networks, Inc.(Æ)	388,284	1,394
Watts Water Technologies, Inc. Class A	7,500	408	FEI Co.	47,994	3,465
Werner Enterprises, Inc.	118,017	3,123	Finisar Corp.(Æ)	37,700	429
		275,680	FormFactor, Inc.(Æ)	554,965	4,573
			Fortinet, Inc.(Æ)	58,986	2,027
Technology - 14.9%			GigOptix, Inc.(Æ)(Ñ)	435,183	1,079
Acacia Research Corp.(Ñ)	404,225	2,692	Globant SA(Æ)(Ñ)	36,946	1,277
ACI Worldwide, Inc.(Æ)	76,500	1,832	GrubHub, Inc.(Æ)(Ñ)	77,752	1,865
Acxiom Corp.(Æ)	115,970	2,565	GTT Communications, Inc.(Æ)	38,208	715
ADTRAN, Inc.	383,316	5,953	Guidewire Software, Inc.(Æ)	64,599	3,762
Alpha & Omega Semiconductor, Ltd.(Æ)	6,610	59	Harmonic, Inc.(Æ)	174,908	1,007
Ambarella, Inc.(Æ)(Ñ)	43,857	2,168	HubSpot, Inc.(Æ)	44,431	2,305
Anixter International, Inc.(Æ)	12,199	837	IAC/InterActiveCorp	17,507	1,173
Applied Micro Circuits Corp.(Æ)	125,900	816	Imation Corp.(Æ)(Ñ)	31,162	63
Applied Optoelectronics, Inc.(Æ)(Ñ)	94,410	1,947	Immersion Corp.(Æ)	240,262	3,119
ARC Document Solutions, Inc.(Æ)	156,800	975	Imperva, Inc.(Æ)	31,795	2,245
Aspen Technology, Inc.(Æ)	41,702	1,726	Infinera Corp.(Æ)	92,606	1,830
Aviat Networks, Inc.(Æ)	37,832	39	Infoblox, Inc.(Æ)	207,617	3,386
Avid Technology, Inc.(Æ)	24,100	204	Inphi Corp.(Æ)	46,214	1,376
Axcelis Technologies, Inc.(Æ)	216,887	607	Insight Enterprises, Inc.(Æ)	47,330	1,202
Bel Fuse, Inc. Class B	14,274	257	InterDigital, Inc.	16,810	853
Benchmark Electronics, Inc.(Æ)	226,161	4,473	Intevac, Inc.(Æ)	3,694	18
Black Box Corp.	24,322	297	Kemet Corp.(Æ)	56,616	157
Bottomline Technologies de, Inc.(Æ)	108,393	3,000	KEYW Holding Corp. (The)(Æ)(Ñ)	88,700	632
BSQUARE Corp.(Æ)	51,040	555	Kimball Electronics, Inc.(Æ)	133,950	1,526
CACI International, Inc. Class A(Æ)	96,154	9,331	Knowles Corp.(Æ)(Ñ)	46,800	780
CalAmp Corp.(Æ)	269,042	5,101	Leidos Holdings, Inc.	73,530	3,866
Calix, Inc.(Æ)	117,766	823	Limelight Networks, Inc.(Æ)	22,835	47
Callidus Software, Inc.(Æ)	393,150	6,829	Lionbridge Technologies, Inc.(Æ)	467,773	2,521
Carbonite, Inc.(Æ)	8,900	90	Luxoft Holding, Inc. Class A(Æ)	29,082	1,938
Cavium, Inc.(Æ)	8,473	601	Manhattan Associates, Inc.(Æ)	92,202	6,717
CEVA, Inc.(Æ)	38,671	904	ManTech International Corp. Class A	242,773	7,016

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Marketo, Inc.(Æ)	114,417	3,367	Ultratech, Inc.(Æ)	71,300	1,114
MaxLinear, Inc. Class A(Æ)	72,552	943	United Online, Inc.(Æ)	475,313	5,552
Mentor Graphics Corp.	83,132	2,261	VeriFone Systems, Inc.(Æ)	161,856	4,878
Mercury Systems, Inc.(Æ)	85,520	1,468	Workiva, Inc.(Æ)(Ñ)	46,469	770
Methode Electronics, Inc.	57,124	1,904	Xcerra Corp.(Æ)	426,917	2,963
MicroStrategy, Inc. Class A(Æ)	5,280	909	Xura, Inc.(Æ)	37,505	971
Mindbody Inc. Class A(Æ)(Ñ)	46,898	734	Zynga, Inc. Class A(Æ)	354,200	839
Model N, Inc.(Æ)	88,235	891			307,781
Monolithic Power Systems, Inc.	16,500	1,030
Monotype Imaging Holdings, Inc.	239,941	6,560	Utilities - 3.3%
NeoPhotonics Corp.(Æ)	21,100	175	8x8, Inc.(Æ)	200,077	2,133
NETGEAR, Inc.(Æ)	73,690	3,051	ALLETE, Inc.	12,700	638
NeuStar, Inc. Class A(Æ)(Ñ)	16,314	444	American States Water Co.	118,376	4,824
NVE Corp.	3,067	182	Artesian Resources Corp. Class A	8,265	201
Oclaro, Inc.(Æ)(Ñ)	391,609	1,147	Avista Corp.	30,813	1,043
OmniVision Technologies, Inc.(Æ)	78,950	2,279	Black Hills Corp.	15,100	691
Paycom Software, Inc.(Æ)	22,708	863	Boingo Wireless, Inc.(Æ)	224,400	1,735
PC Connection, Inc.	49,869	1,159	California Water Service Group	8,191	183
PC-Telephone, Inc.	7,800	45	Chesapeake Utilities Corp.	38,076	1,988
PDF Solutions, Inc.(Æ)	497,520	5,254	Cincinnati Bell, Inc.(Æ)	40,910	154
Perficient, Inc.(Æ)	199,257	3,332	Cleco Corp.	18,870	1,000
Photronics, Inc.(Æ)	261,149	2,504	Consolidated Water Co., Ltd.(Ñ)	82,663	915
Plantronics, Inc.	17,900	960	Empire District Electric Co. (The)	57,932	1,306
Plexus Corp.(Æ)	105,646	3,657	FairPoint Communications, Inc.(Æ)(Ñ)	85,035	1,364
PMC-Sierra, Inc.(Æ)	11,187	133	inContact, Inc.(Æ)	127,144	1,132
Polycom, Inc.(Æ)	246,012	3,390	Inteliquent, Inc.	47,594	986
Power Integrations, Inc.	57,910	2,931	Iridium Communications, Inc.(Æ)(Ñ)	159,576	1,310
Progress Software Corp.(Æ)	234,214	5,687	j2 Global, Inc.	109,185	8,467
Proofpoint, Inc.(Æ)	110,725	7,799	Laclede Group, Inc. (The)	3,338	195
PROS Holdings, Inc.(Æ)	70,694	1,698	magicJack VocalTec, Ltd.(Æ)(Ñ)	67,794	780
Q2 Holdings, Inc.(Æ)	115,241	2,841	MGE Energy, Inc.	1,254	52
QAD, Inc. Class A	40,300	1,029	New Jersey Resources Corp.	94,770	3,002
QLogic Corp.(Æ)	8,823	109	Northwest Natural Gas Co.	29,265	1,398
Qualys, Inc.(Æ)	63,478	2,242	NorthWestern Corp.	49,194	2,666
Quotient Technology, Inc.(Æ)(Ñ)	13,263	74	NRG Yield, Inc. Class A(Ñ)	168,708	2,316
Radware, Ltd.(Æ)	5,637	84	Piedmont Natural Gas Co., Inc.(Ñ)	15,474	887
Rambus, Inc.(Æ)	111,550	1,151	PNM Resources, Inc.	88,015	2,475
Richardson Electronics, Ltd.(Æ)	10,790	65	Portland General Electric Co.	109,585	4,063
Rofin-Sinar Technologies, Inc.(Æ)	18,765	543	Pure Cycle Corp.(Æ)(Ñ)	20,840	106
Rudolph Technologies, Inc.(Æ)	63,075	807	Pure Cycle Corp.(Å)(Æ)(Ñ)	272,422	1,390
Sanmina Corp.(Æ)	2,590	54	Shenandoah Telecommunications Co.	30,598	1,432
Sapiens International Corp. NV	71,461	844	South Jersey Industries, Inc.	340,083	9,016
ScanSource, Inc.(Æ)	56,512	1,950	Southwest Gas Corp.	40,312	2,478
Science Applications International Corp.	109,702	5,031	Spark Energy, Inc. Class A	5,672	96
ShoreTel, Inc.(Æ)	180,802	1,707	Talen Energy Corp.(Æ)	238,078	2,067
Sigma Designs, Inc.(Æ)	82,986	731	UIL Holdings Corp.	1,748	89
Silver Spring Networks, Inc.(Æ)(Ñ)	77,603	1,017	Unitil Corp.	13,382	475
Sonus Networks, Inc.(Æ)	41,800	276	Vonage Holdings Corp.(Æ)	168,353	1,022
SPS Commerce, Inc.(Æ)	86,450	6,209	WGL Holdings, Inc.	29,944	1,863
Super Micro Computer, Inc.(Æ)(Ñ)	3,318	94			67,938
SYNNEX Corp.	30,872	2,730
Synopsys, Inc.(Æ)	42,600	2,129	Total Common Stocks
Syntel, Inc.(Æ)	13,938	656	(cost $1,892,839)		1,986,812
TechTarget, Inc.(Æ)	269,059	2,510
TeleNav, Inc.(Æ)	61,776	445	Warrants & Rights - 0.0%
Tessera Technologies, Inc.	29,612	1,036	Magnum Hunter Resources Corp.
Tremor Video, Inc.(Æ)(Ñ)	37,050	67	2016 Warrants(Æ)	22,534	—
Tyler Technologies, Inc.(Æ)	27,898	4,753	2016 Warrants (Å)(Æ)	4,312	—
Ultimate Software Group, Inc.(Æ)	21,631	4,420	Total Warrants & Rights
Ultra Clean Holdings(Æ)	38,100	186	(cost $—)		—

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2015

	Amounts in thousands (except share amounts)
		Principal		Fair
		Amount ($) or		Value
		Shares		$

Short	-Term Investments - 4.2%
	Russell U.S. Cash Management Fund	82,019,036	(8)	82,019
	United States Treasury Bills
	0.0110% due 04/07/16 (§)	5,500		5,496
	Total Short-Term Investments
	(cost $87,516)			87,515

	Other Securities - 7.3%
	Russell U.S. Cash Collateral Fund(×)	151,976,049(8)		151,976
	Total Other Securities
	(cost $151,976)			151,976

	Total Investments 107.5%
	(identified cost $2,132,331)			2,226,303

	Other Assets and Liabilities, Net
-	(7.5%)			(156,051)
	Net Assets - 100.0%			2,070,252

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2015

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
0.3%
FRP Holdings, Inc.	11/13/14	58,231	30.79	1,793	1,922
LCNB Corp.	10/31/13	90,028	17.21	1,550	1,438
Magnum Hunter Resources Corp.	09/12/13	4,312	—	—	—
Peak Resorts, Inc.	11/20/14	217,050	8.68	1,883	1,558
Pure Cycle Corp.	09/10/13	272,422	5.28	1,439	1,390
US Antimony Corp.	09/10/13	1,089,297	1.61	1,756	327
					6,635
For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

150 Russell U.S. Small Cap Equity Fund

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Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$
Long Positions
Russell 2000 Mini Index Futures		735	USD	85,135	12/15	565
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						565

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$317,849	$—	$—		$317,849	15.4
Consumer Staples	73,170	—	—		73,170	3.5
Energy	64,221	—	—		64,221	3.1
Financial Services	552,446	—	—		552,446	26.7
Health Care	224,087	—	—		224,087	10.8
Materials and Processing	103,640	—	—		103,640	5.0
Producer Durables	275,680	—	—		275,680	13.3
Technology	307,781	—	—		307,781	14.9
Utilities	67,938	—	—		67,938	3.3
Warrants & Rights	—	—	—		—	—
Short-Term Investments	—	87,515	—		87,515	4.2
Other Securities	—	151,976	—		151,976	7.3
Total Investments	1,986,812	239,491	—		2,226,303	107.5
Other Assets and Liabilities, Net						(7.5)
						100.0
Other Financial Instruments
Futures Contracts	565	—	—		565	—*
Total Other Financial Instruments**	$565	$—	$—		$565

*    Less than .05% of net assets.
**  Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$565

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$4,009

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(548)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$146,552	$	— $	146,552
Total Financial and Derivative Assets	146,552	—	146,552
Financial and Derivative Assets not subject to a netting agreement	—	—	—
Total Financial and Derivative Assets subject to a netting agreement	$146,552	$	— $	146,552

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Assets
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount

Barclays		$11,061	$—	$11,061	$—
Citigroup		9,586	—	9,586	—
Credit Suisse		4,506	—	4,506	—
Deutsche Bank		11,272	—	11,272	—
Fidelity		31,706	—	31,706	—
Goldman Sachs		16,109	—	16,109	—
ING		149	—	149	—
JPMorgan Chase		23,396	—	23,396	—
Merrill Lynch		2,412	—	2,412	—
Morgan Stanley		29,280	—	29,280	—
UBS		7,075	—	7,075	—
Total		$146,552	$—	$146,552	$—

Offsetting of Financial Liabilities and Derivative Liabilities
				Gross	Net Amounts
			Amounts	of Liabilities
			Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized		Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities		Liabilities
Futures Contracts	Variation margin on futures contracts		$191	$—	$191
Total Financial and Derivative Liabilities			191	—	191
Financial and Derivative Liabilities not subject to a netting agreement			(191)	—	(191)
Total Financial and Derivative Liabilities subject to a netting agreement			$—	$—	$—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands

Assets
Investments, at identified cost	$2,132,331
Investments, at fair value(*)(>)	2,226,303
Cash	16
Cash (restricted)(a)	20
Foreign currency holdings(^)	853
Receivables:
Dividends and interest	746
Dividends from affiliated Russell funds	9
Investments sold	17,308
Fund shares sold	1,395
Total assets	2,246,650

Liabilities
Payables:
Investments purchased	21,032
Fund shares redeemed	1,373
Accrued fees to affiliates	1,609
Other accrued expenses	208
Variation margin on futures contracts	191
Capital gain distribution payable	9
Payable upon return of securities loaned	151,976
Total liabilities	176,398

Net Assets	$2,070,252

See accompanying notes which are an integral part of the financial statements.

154 Russell U.S. Small Cap Equity Fund

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Russell U.S. Small Cap Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$8,448
Accumulated net realized gain (loss)	102,165
Unrealized appreciation (depreciation) on:
Investments	93,972
Futures contracts	565
Foreign currency-related transactions	(281)
Shares of beneficial interest	724
Additional paid-in capital	1,864,659
Net Assets	$2,070,252

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$28.33
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$30.06
Class A — Net assets	$23,410,408
Class A — Shares outstanding ($.01 par value)	826,210
Net asset value per share: Class C(#)	$27.13
Class C — Net assets	$27,794,331
Class C — Shares outstanding ($.01 par value)	1,024,442
Net asset value per share: Class E(#)	$28.45
Class E — Net assets	$32,486,120
Class E — Shares outstanding ($.01 par value)	1,141,927
Net asset value per share: Class I(#)	$28.74
Class I — Net assets	$174,111,998
Class I — Shares outstanding ($.01 par value)	6,058,792
Net asset value per share: Class S(#)	$28.59
Class S — Net assets	$ 1,335,635,450
Class S — Shares outstanding ($.01 par value)	46,714,749
Net asset value per share: Class Y(#)	$28.64
Class Y — Net assets	$476,813,777
Class Y — Shares outstanding ($.01 par value)	16,649,635
Amounts in thousands
(^) Foreign currency holdings - cost	$1,134
(*) Securities on loan included in investments	$146,552
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$233,995
(a) Cash Collateral for Futures	$20
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

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Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands

Investment Income
Dividends	$30,454
Dividends from affiliated Russell funds	95
Interest	3
Securities lending income	2,990
Total investment income	33,542

Expenses
Advisory fees	16,199
Administrative fees	1,102
Custodian fees	418
Distribution fees - Class A	64
Distribution fees - Class C	237
Transfer agent fees - Class A	51
Transfer agent fees - Class C	63
Transfer agent fees - Class E	78
Transfer agent fees - Class I	228
Transfer agent fees - Class S	2,950
Transfer agent fees - Class Y	24
Professional fees	156
Registration fees	148
Shareholder servicing fees - Class C	79
Shareholder servicing fees - Class E	98
Trustees’ fees	61
Printing fees	364
Miscellaneous	67
Total expenses	22,387
Net investment income (loss)	11,155

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	127,762
Futures contracts	4,009
Foreign currency-related transactions	(2)
Net realized gain (loss)	131,769
Net change in unrealized appreciation (depreciation) on:
Investments	(158,596)
Futures contracts	(548)
Foreign currency-related transactions	(137)
Net change in unrealized appreciation (depreciation)	(159,281)
Net realized and unrealized gain (loss)	(27,512)
Net Increase (Decrease) in Net Assets from Operations	$(16,357)

See accompanying notes which are an integral part of the financial statements.

156 Russell U.S. Small Cap Equity Fund

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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,155	$7,573
Net realized gain (loss)	131,769	183,792
Net change in unrealized appreciation (depreciation)	(159,281)	(61,725)
Net increase (decrease) in net assets from operations	(16,357)	129,640

Distributions
From net investment income
Class A	(17)	(36)
Class C	(—)**	(—)**
Class E	(14)	(26)
Class I	(698)	(679)
Class S	(4,629)	(3,294)
Class Y	(2,904)	(1,500)
From net realized gain
Class A	(1,756)	(3,239)
Class C	(2,322)	(4,461)
Class E	(2,888)	(4,312)
Class I	(12,775)	(23,779)
Class S	(103,194)	(138,845)
Class Y	(41,652)	(41,975)
Net decrease in net assets from distributions	(172,849)	(222,146)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(184,494)	905,797
Total Net Increase (Decrease) in Net Assets	(373,700)	813,291

Net Assets
Beginning of period	2,443,952	1,630,661
End of period	$2,070,252	$2,443,952
Undistributed (overdistributed) net investment income included in net assets	$8,448	$5,529

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

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Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:

	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	91	$2,716	142	$4,349
Proceeds from reinvestment of distributions	60	1,765	106	3,244
Payments for shares redeemed	(146)	(4,310)	(137)	(4,240)
Net increase (decrease)	5	171	111	3,353
Class C
Proceeds from shares sold	90	2,610	173	5,204
Proceeds from reinvestment of distributions	81	2,316	150	4,435
Payments for shares redeemed	(251)	(7,205)	(212)	(6,369)
Net increase (decrease)	(80)	(2,279)	111	3,270
Class E
Proceeds from shares sold	102	3,078	652	19,874
Proceeds from reinvestment of distributions	94	2,782	135	4,141
Payments for shares redeemed	(427)	(12,697)	(377)	(11,569)
Net increase (decrease)	(231)	(6,837)	410	12,446
Class I
Proceeds from shares sold	1,036	31,023	1,507	46,321
Proceeds from reinvestment of distributions	445	13,302	786	24,194
Payments for shares redeemed	(1,554)	(46,892)	(1,525)	(47,272)
Net increase (decrease)	(73)	(2,567)	768	23,243
Class S
Proceeds from shares sold	8,794	265,900	21,885	671,640
Proceeds from reinvestment of distributions	3,598	107,104	4,573	140,224
Payments for shares redeemed	(14,161)	(427,728)	(8,811)	(271,709)
Net increase (decrease)	(1,769)	(54,724)	17,647	540,155
Class Y
Proceeds from shares sold	699	21,210	12,502	381,826
Proceeds from reinvestment of distributions	1,497	44,556	1,418	43,474
Payments for shares redeemed	(5,997)	(184,024)	(3,237)	(101,970)
Net increase (decrease)	(3,801)	(118,258)	10,683	323,330
Total increase (decrease)	(5,949)	$(184,494)	29,730	$905,797

See accompanying notes which are an integral part of the financial statements.

158 Russell U.S. Small Cap Equity Fund

(This page intentionally left blank)

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	30.93	.06	(.50)	(.44)	(.02)	(2.14)
October 31, 2014	33.31	.04	2.13	2.17	(.05)	(4.50)
October 31, 2013	23.77	.16	9.55	9.71	(.17)	—
October 31, 2012	21.67	.05	2.06	2.11	(.01)	—
October 31, 2011	20.39	.02	1.32	1.34	(.06)	—

Class C
October 31, 2015	29.89	(.16)	(.46)	(.62)	—	(2.14)
October 31, 2014	32.51	(.20)	2.08	1.88	—	(4.50)
October 31, 2013	23.22	(.04)	9.33	9.29	—	—
October 31, 2012	21.32	(.12)	2.02	1.90	—	—
October 31, 2011	20.16	(.15)	1.31	1.16	—	—

Class E
October 31, 2015	31.03	.06	(.49)	(.43)	(.01)	(2.14)
October 31, 2014	33.39	.04	2.13	2.17	(.03)	(4.50)
October 31, 2013	23.84	.17	9.56	9.73	(.18)	—
October 31, 2012	21.74	.06	2.06	2.12	(.02)	—
October 31, 2011	20.45	.04	1.30	1.35	(.06)	—

Class I
October 31, 2015	31.33	.16	(.49)	(.33)	(.12)	(2.14)
October 31, 2014	33.66	.14	2.16	2.30	(.13)	(4.50)
October 31, 2013	24.03	.27	9.61	9.88	(.25)	—
October 31, 2012	21.91	.12	2.08	2.20	(.08)	—
October 31, 2011	20.60	.10	1.32	1.42	(.11)	—

Class S
October 31, 2015	31.19	.14	(.51)	(.37)	(.09)	(2.14)
October 31, 2014	33.53	.10	2.17	2.27	(.11)	(4.50)
October 31, 2013	23.94	.23	9.59	9.82	(.23)	—
October 31, 2012	21.83	.11	2.07	2.18	(.07)	—
October 31, 2011	20.53	.08	1.32	1.40	(.10)	—

Class Y
October 31, 2015	31.24	.20	(.51)	(.31)	(.15)	(2.14)
October 31, 2014	33.58	.17	2.16	2.33	(.17)	(4.50)
October 31, 2013	23.97	.32	9.57	9.89	(.28)	—
October 31, 2012	21.85	.15	2.07	2.22	(.10)	—
October 31, 2011	20.55	.12	1.32	1.44	(.14)	—

See accompanying notes which are an integral part of the financial statements.

160 Russell U.S. Small Cap Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(2.16)	28.33	(1.72)	23,410	1.25	1.25	.20	99
(4.55)	30.93	6.70	25,406	1.25	1.25	.09	86
(.17)	33.31	41.08	23,677	1.25	1.25	.58	111
(.01)	23.77	9.73	15,232	1.25	1.25	.21	129
(.06)	21.67	6.55	15,392	1.25	1.25	.09	111

(2.14)	27.13	(2.42)	27,794	2.00	2.00	(.55)	99
(4.50)	29.89	5.91	33,003	2.00	2.00	(.66)	86
—	32.51	40.01	32,285	2.00	2.00	(.15)	111
—	23.22	8.91	25,597	2.00	2.00	(.54)	129
—	21.32	5.75	28,910	2.00	2.00	(.66)	111

(2.15)	28.45	(1.68)	32,486	1.25	1.25	.20	99
(4.53)	31.03	6.71	42,588	1.25	1.25	.09	86
(.18)	33.39	41.10	32,126	1.24	1.23	.60	111
(.02)	23.84	9.78	24,995	1.25	1.20	.26	129
(.06)	21.74	6.58	26,404	1.24	1.16	.18	111

(2.26)	28.74	(1.35)	174,112.92		.92	.53	99
(4.63)	31.33	7.06	192,131.92		.92	.42	86
(.25)	33.66	41.53	180,599.92		.92	.95	111
(.08)	24.03	10.08	153,233.92		.92	.54	129
(.11)	21.91	6.89	177,437.92		.92	.42	111

(2.23)	28.59	(1.46)	1,335,636	1.00	1.00	.45	99
(4.61)	31.19	7.01	1,512,046	1.00	1.00	.33	86
(.23)	33.53	41.38	1,034,016	1.00	1.00	.81	111
(.07)	23.94	10.02	733,436	1.00	1.00	.46	129
(.10)	21.83	6.80	704,781	1.00	1.00	.34	111

(2.29)	28.64	(1.26)	476,814.80		.80	.65	99
(4.67)	31.24	7.17	638,778.80		.80	.51	86
(.28)	33.58	41.67	327,958.80		.80	1.13	111
(.10)	23.97	10.22	407,634.82		.82	.65	129
(.14)	21.85	7.01	490,804.82		.82	.52	111

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 161

Russell Investment Company
Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell International Developed Markets Fund - Class A‡			Russell International Developed Markets Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	(6.41)%		1 Year	(0.48)%
5 Years	2.76	%§	5 Years	4.26	%§
10 Year	2.72	%§	10 Years	3.60	%§

Russell International Developed Markets Fund - Class C‡‡			Russell International Developed Markets Fund - Class Y
	Total			Total
	Return			Return
1 Year	(1.46)%		1 Year	(0.25)%
5 Years	3.23	%§	5 Years	4.42	%§
10 Year	2.79	%§	10 Years	3.73	%§

Russell International Developed Markets Fund - Class E			Russell Developed ex-U.S. Large Cap® Index Net**
	Total			Total
	Return			Return
1 Year	(0.72)%		1 Year	(1.36)%
5 Years	4.02	%§	5 Years	4.48	%§
10 Years	3.37	%§	10 Years	4.32	%§

Russell International Developed Markets Fund - Class I			International Developed Markets Linked Benchmark***
	Total			Total
	Return			Return
1 Year	(0.41)%		1 Year	(1.36)%
5 Years	4.34	%§	5 Years	4.36	%§
10 Years	3.66	%§	10 Years	3.83	%§

162 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell International Developed Markets Fund (the “Fund”)	With the exception of the Fund’s Class C Shares, the Fund
employs a multi-manager approach whereby portions of the Fund	outperformed its benchmark during the one year period ending
are allocated to different money managers strategies. Fund	October 31, 2015. The Fund’s underweights to Asia Pacific ex-
assets not allocated to money managers are managed by Russell	Japan and Canada were favorable. In addition, underweights to
Investment Management Company (“RIMCo”), the Fund’s	materials and energy were beneficial as these sectors were the
advisor. RIMCo may change the allocation of the Fund’s assets	worst hit in the period. The Fund’s moderate overweight to smaller
among money managers at any time. An exemptive order from the	cap securities was also favorable.
Securities and Exchange Commission (“SEC”) permits RIMCo	The Fund employs discretionary money managers. The Fund’s
to engage or terminate a money manager at any time, subject	discretionary money managers select the individual portfolio
to approval by the Fund’s Board, without a shareholder vote.	securities for the assets assigned to them. Fund assets not
Pursuant to the terms of the exemptive order, the Fund is required	allocated to discretionary money managers include the Fund’s
to notify its shareholders within 90 days of when a money manager	liquidity reserves and assets which may be managed directly
begins providing services. As of October 31, 2015, the Fund had	by RIMCo to effect the Fund’s investment strategies and/or to
five money managers.	actively manage the Fund’s overall exposures by investing in
What is the Fund’s investment objective?	securities or other instruments that RIMCo believes will achieve
The Fund seeks to provide long-term capital growth.	the desired risk/return profile for the Fund.
Numeric Investors LLC was the best performing money manager
How did the Fund perform relative to its benchmark for the	for the period and outperformed the Fund’s benchmark. The
fiscal year ended October 31, 2015?	manager’s smaller cap tilt versus the benchmark was favorable,
For the fiscal year ended October 31, 2015, the Fund’s Class A,	as was the manager’s exposure to higher momentum stocks.
Class C, Class E, Class I, Class S and Class Y Shares lost 0.71%,
1.46%, 0.72%, 0.41%, 0.48% and 0.25%, respectively. This is	Barrow, Hanley, Mewhinney & Strauss, LLC was the worst
compared to the Fund’s benchmark, the Russell Developed ex-	performing money manager for the period and underperformed
U.S. Large Cap® Index (Net), which lost 1.36% during the same	the Fund’s benchmark. The manager’s underweight to Japan and
period. The Fund’s performance includes operating expenses,	to consumer discretionary stocks and overweight to value stocks
whereas index returns are unmanaged and do not include	were the key detractors. This was partially offset by a favorable
expenses of any kind.	underweight to Asia Pacific ex-Japan.
For the fiscal year ended October 31, 2015, the Morningstar®	During the period, RIMCo utilized a positioning strategy to control
Foreign Large Blend, a group of funds that Morningstar considers	Fund-level exposures and risks through the purchase of a stock
to have investment strategies similar to those of the Fund, lost	portfolio. Using the output from a quantitative model, the strategy
1.58%. This result serves as a peer comparison and is expressed	seeks to position the portfolio to meet RIMCo’s overall preferred
net of operating expenses.	positioning with respect to Fund exposures, while optimizing the portfolio to minimize tracking error relative to the Fund’s
How did the market conditions described in the Market	money manager portfolios. Over the first three quarters of the
Summary report affect the Fund’s performance?	period, the strategy was designed to increase the Fund’s exposure
The Russell Developed ex-U.S. Large Cap® Index (Net) returned	to value stocks. In the last quarter of the fiscal year, RIMCo
-1.36% for the fiscal year ended October 31, 2015. Commodity	increased the Fund’s allocation to the strategy and introduced
heavy economies like Canada and Australia lagged significantly	a multi-factor approach designed to express RIMCo’s preferred
due to a demand slowdown, particularly from China. Energy and	Fund positioning across multiple factors and sectors, specifically
materials were the worst hit sectors as oil prices tumbled to the	increasing the Fund’s value exposure while moderating the Fund’s
lowest levels since 2009 and a demand slowdown in emerging	volatility exposure. The positioning strategy’s benchmark-relative
markets caused commodity prices to plunge significantly.	performance was negative for the period, driven by the strategy’s
Defensive sectors held up well amid the volatility. Value	value focus during a period where growth stocks outperformed.
underperformed growth, small and mid-cap stocks broadly	In addition, RIMCo utilized equity futures and currency forward
outperformed large cap stocks and higher momentum stocks held	contracts in order to position the portfolio to meet RIMCo’s
up well in the period.	overall preferred positioning with respect to country and currency
How did the investment strategies and techniques employed	exposures. This strategy generated positive performance during
by the Fund and its money managers affect its benchmark-	the fiscal year ended October 31, 2015.
relative performance?

Russell International Developed Markets Fund 163

Russell Investment Company
Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

During the period, RIMCo equitized the Fund’s cash using index	Money Managers as of October 31,
futures contracts to provide the Fund with full market exposure.	2015	Styles
This did not have a material impact on the Fund’s performance
Barrow, Hanley, Mewhinney & Strauss, LLC Value
for the period.	MFS Institutional Advisors Inc.	Market Oriented
Fair value pricing adjustments on the last business day of	Numeric Investors LLC	Market Oriented
the period detracted from the Fund’s benchmark-relative	Pzena Investment Management LLC	Value
	Wellington Capital Management	Growth
performance because the Fund’s index does not use fair value	The views expressed in this report reflect those of the portfolio
pricing adjustments.	managers only through the end of the period covered by
Describe any changes to the Fund’s structure or the money	the report. These views do not necessarily represent the
manager line-up.	views of RIMCo or any other person in RIMCo or any other
In September 2015, RIMCo terminated AQR Capital	affiliated organization. These views are subject to change
Management, LLC and William Blair & Company LLC. At the	at any time based upon market conditions or other events,
same time, RIMCo implemented the changes to the positioning	and RIMCo disclaims any responsibility to update the views
strategy described above.	contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2005.

** Russell Developed ex-U.S. Large Cap® Index Net is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

*** The International Developed Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The International Developed Markets Linked Benchmark represents the returns of the
MSCI EAFE Index (net of tax on dividends from foreign holdings) through December 31, 2010 and the returns of the Russell Developed ex-U.S. Large Cap
Index (net of tax on dividends from foreign holdings) thereafter.

‡ The Fund first issued Class A Shares on September 2, 2008.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class C Shares on September 2, 2008.  The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares.  Had they done so, the returns shown for those periods would have been lower.  Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class S Shares on September 2, 2008.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

164 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$939.80	$1,018.80
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$6.21	$6.46

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.27%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2015	$936.10	$1,015.02
	Expenses Paid During Period*	$9.86	$10.26
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.02%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2015	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2015	$939.90	$1,018.80
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$6.21	$6.46
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.27%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell International Developed Markets Fund 165

Russell Investment Company
Russell International Developed Markets Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$941.30	$1,020.47
Expenses Paid During Period*	$4.60	$4.79

* Expenses are equal to the Fund's annualized expense ratio of 0.94%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$940.90	$1,020.06
Expenses Paid During Period*	$4.99	$5.19

* Expenses are equal to the Fund's annualized expense ratio of 1.02%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$942.00	$1,021.07
Expenses Paid During Period*	$4.01	$4.18

* Expenses are equal to the Fund's annualized expense ratio of 0.82%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

166 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 95.0%			Van de Velde NV(Æ)	6,610	431
Australia - 2.0%					39,122
Abacus Property Group (Æ)(ö)	38,300	89
AGL Energy, Ltd.	62,826	750	Bermuda - 0.5%
Amalgamated Holdings, Ltd.	89,393	893	BW LPG, Ltd.(Þ)	312,131	2,115
Austal, Ltd.	945,400	1,530	CGN Meiya Power Holdings Co., Ltd.(Æ)	2,276,000	547
Australia & New Zealand Banking			Cheung Kong Infrastructure Holdings,
Group, Ltd. - ADR	247,074	4,754	Ltd.	165,000	1,532
Australian Pharmaceutical Industries,			Chinese Estates Holdings, Ltd.	21,500	50
Ltd. Class A	533,400	753	Emperor Entertainment Hotel, Ltd.	540,000	107
Bendigo & Adelaide Bank, Ltd.	101,299	773	Emperor International Holdings, Ltd.	6,762,000	1,305
BGP Holdings PLC(Å)(Æ)	559,805	—	Global Brands Group Holding, Ltd.(Æ)	8,321,164	1,717
BHP Billiton, Ltd. - ADR	255,076	4,190	Guoco Group, Ltd.	7,000	80
Caltex Australia, Ltd.	81,900	1,828	Hongkong Land Holdings, Ltd.	376,000	2,815
CIMIC Group, Ltd.	79,196	1,566	Kerry Properties, Ltd.	435,000	1,286
Commonwealth Bank of Australia - ADR	88,215	4,830	Li & Fung, Ltd.	3,293,164	2,659
CSR, Ltd.	279,449	547	SmarTone Telecommunications Holdings,
Downer EDI, Ltd.	482,870	1,223	Ltd.	500,500	885
Echo Entertainment Group, Ltd.	1,215,115	4,429	TAI Cheung Holdings, Ltd.	98,000	79
Evolution Mining, Ltd.	2,634,588	2,615			15,177
GDI Property Group (Æ)(ö)	213,200	137
Genworth Mortgage Insurance Australia,			Brazil - 0.4%
Ltd.(Æ)	41,600	80	Embraer SA - ADR	302,900	8,896
GPT Group (The)(ö)	330,034	1,117	Itau Unibanco Holding SA - ADR	201,049	1,377
iSentia Group, Ltd.(Æ)	450,600	1,327			10,273
JB Hi-Fi, Ltd.	206,386	2,644
National Australia Bank, Ltd. - ADR	149,568	3,187	Canada - 4.2%
Northern Star Resources, Ltd.	655,794	1,283	Alimentation Couche-Tard, Inc. Class B	7,100	306
Orica, Ltd.	133,772	1,573	Bank of Montreal(Ñ)	95,200	5,536
OZ Minerals, Ltd.	267,812	833	Bank of Nova Scotia (The)	46,100	2,168
Qantas Airways, Ltd.(Æ)	1,835,539	5,172	Bankers Petroleum, Ltd.(Æ)	565,200	951
Regis Healthcare, Ltd.(Æ)	236,800	988	Baytex Energy Corp.	153,600	625
Rio Tinto, Ltd. - ADR	61,359	2,195	BCE, Inc.	29,400	1,271
Sandfire Resources NL	272,579	1,233	Boardwalk Real Estate Investment Trust
SG Fleet Group, Ltd.(Æ)	88,700	177	(Ñ)(ö)	75,900	3,118
Sirtex Medical, Ltd.(Æ)	21,300	578	Brookfield Asset Management, Inc.
Telstra Corp., Ltd.	165,485	638	Class A	136,400	4,768
Wesfarmers, Ltd.	28,104	786	Canadian Imperial Bank of Commerce	75,900	5,821
Westpac Banking Corp.	69,233	1,548	Canadian National Railway Co.	105,430	6,441
Woodside Petroleum, Ltd.	43,612	917	Canadian Natural Resources, Ltd.	195,600	4,536
		57,183	Canadian Tire Corp., Ltd. Class A	10,800	950
			Canfor Pulp Products, Inc.	68,640	715
Austria - 0.4%			Cascades, Inc.	226,630	1,615
CA Immobilien Anlagen AG(Æ)	28,490	558	CCL Industries, Inc. Class B	17,600	2,494
Erste Group Bank AG(Æ)	358,731	10,505	CGI Group, Inc. Class A(Æ)	45,800	1,701
Kapsch TrafficCom AG(Æ)	7,112	257	Cogeco, Inc.	14,850	629
		11,320	Dollarama, Inc.	28,100	1,898
			Dominion Diamond Corp.	139,200	1,472
Belgium - 1.4%			Dominion Diamond Corp.(Æ)	25,400	268
Ageas	17,005	750	Dream Global Real Estate Investment
AGFA-Gevaert NV(Æ)	399,458	1,704	Trust (Ñ)(ö)	57,600	400
Anheuser-Busch InBev SA	135,837	16,200	Dream Office Real Estate Investment
Barco NV	24,819	1,630	Trust (ö)	35,200	565
bpost SA	27,995	700	Element Financial Corp. (Æ)	158,620	2,051
Delhaize Group	5,507	510	Empire Co., Ltd. Class A	71,100	1,489
Groupe Bruxelles Lambert SA	14,356	1,165	Fairfax Financial Holdings, Ltd.	6,900	3,398
KBC Ancora	26,140	1,037	Fortis, Inc.	14,100	408
KBC Groep NV	100,663	6,118	George Weston, Ltd.	47,300	3,983
Ontex Group NV	27,321	839	Granite Real Estate Investment Trust (ö)	18,700	545
Proximus SADP	32,279	1,117	H&R Real Estate Investment Trust (ö)	181,500	2,912
Solvay SA	2,935	331	Imperial Oil, Ltd.	14,800	493
UCB SA	76,286	6,590	Intact Financial Corp.	72,400	5,171

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 167

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Just Energy Group, Inc.(Ñ)	221,238	1,626	Vestas Wind Systems A/S	36,373	2,113
Lake Shore Gold Corp.(Æ)(Þ)	151,200	134			35,574
Loblaw Cos., Ltd.	42,437	2,236
Magellan Aerospace Corp.	35,300	469	Finland - 0.5%
Magna International, Inc. Class A	91,000	4,799	Fortum OYJ	164,502	2,464
Manulife Financial Corp.	24,500	406	Kone OYJ Class B(Ñ)	90,990	3,877
Medical Facilities Corp.(Ñ)	117,200	1,512	Neste OYJ	19,930	485
Metro, Inc. Class A	9,500	272	Sampo OYJ Class A	48,754	2,379
Milestone Apartments Real Estate			Sponda OYJ	382,161	1,622
Investment Trust (ö)	7,000	82	Tieto OYJ	61,300	1,568
Morguard Corp.	11,000	1,211	UPM-Kymmene OYJ	20,176	377
Morguard North American Residential					12,772
Real Estate Investment Trust (Ñ)(ö)	51,700	416
Morguard Real Estate Investment Trust			France - 9.5%
(Ñ)(ö)	39,100	432	Air Liquide SA Class A	60,572	7,836
National Bank of Canada	7,400	245	Alstom SA(Æ)	10,817	352
North West Co., Inc. (The)	33,600	745	Altamir	66,091	744
Potash Corp. of Saskatchewan, Inc.	48,700	986	Atos SE	67,847	5,406
Power Corp. of Canada	49,700	1,117	AXA SA	143,938	3,843
Ritchie Bros Auctioneers, Inc.(Ñ)	159,700	4,147	BNP Paribas SA	198,201	12,022
Rogers Communications, Inc. Class B	5,200	207	Boiron SA	3,422	302
RONA, Inc.	134,450	1,404	Bouygues SA - ADR	311,404	11,781
Royal Bank of Canada - GDR(Ñ)	103,500	5,918	Bureau Veritas SA	83,877	1,895
Silver Standard Resources, Inc.(Æ)	207,274	1,430	Caisse Regionale de Credit Agricole
Smart Real Estate Investment Trust (ö)	128,900	3,062	Mutuel Nord de France	22,025	395
Sun Life Financial, Inc.	20,900	705	Capital Gemini SA	50,781	4,516
Suncor Energy, Inc.	275,208	8,189	Carrefour SA	16,952	552
Superior Plus Corp.(Ñ)	38,300	313	Casino Guichard Perrachon SA	96,977	5,571
Toronto Dominion Bank	37,300	1,531	Cegid Group SA	10,544	496
Transcontinental, Inc. Class A - ADR	99,900	1,540	Christian Dior SE	14,784	2,906
Uni-Select, Inc.	22,900	1,135	Cie de Saint-Gobain	14,990	628
Valeant Pharmaceuticals International,			Cie des Alpes	2,060	38
Inc.(Æ)	19,316	1,811	Credit Agricole SA	544,441	6,886
		116,778	Danone SA	114,735	7,988
			Dassault Systemes SA	41,770	3,296
Cayman Islands - 0.7%			Electricite de France SA	32,051	596
Alibaba Group Holding, Ltd. - ADR(Æ)	20,915	1,753	Engie SA	342,252	5,995
Hutchison Telecommunications Hong			Essilor International SA	4,322	567
Kong Holdings, Ltd.	3,606,000	1,332	Etablissements Maurel et Prom(Æ)	56,994	205
Sands China, Ltd.	1,771,200	6,358	Euler Hermes Group	5,941	557
SUNeVision Holdings, Ltd.(Ñ)	487,000	164	Faurecia	204,236	8,070
Tencent Holdings, Ltd.	303,000	5,686	FFP	17,612	1,288
Vipshop Holdings, Ltd. - ADR(Æ)(Ñ)	246,841	5,065	GDF Suez(Å)(Æ)	55,671	—
		20,358	Guerbet	9,001	610
			Hermes International	7,186	2,765
Czech Republic - 0.2%			Ipsen SA	56,366	3,556
CEZ AS	320,775	6,412	Legrand SA - ADR	49,144	2,694
			L'Oreal SA	44,225	8,058
Denmark - 1.3%			LVMH Moet Hennessy Louis Vuitton
AP Moeller - Maersk A/S Class B	388	571	SE - ADR	33,960	6,318
Bavarian Nordic A/S(Æ)	32,088	1,284	Natixis SA	460,496	2,819
Carlsberg A/S Class B	23,698	1,939	Orange SA - ADR	55,852	983
Danske Bank A/S	696,112	19,098	Pernod Ricard SA	64,213	7,558
DSV A/S	28,757	1,164	Peugeot SA(Æ)	229,819	4,041
Novo Nordisk A/S Class B	19,526	1,034	Publicis Groupe SA - ADR	135,977	8,821
Pandora A/S	2,594	299	Rallye SA(Ñ)	53,363	986
PER Aarsleff A/S Class B	4,194	1,410	Renault SA	2,221	209
Schouw & Co.	27,625	1,444	Safran SA	70,993	5,388
TDC A/S	997,795	5,218	Sanofi - ADR	404,817	40,814
			Schneider Electric SE	348,581	21,077
			SCOR SE - ADR	66,740	2,482

See accompanying notes which are an integral part of the financial statements.

168 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Societe BIC SA	7,311	1,165	Zalando SE(Æ)(Þ)	134,427	4,707
Societe Generale SA	124,386	5,775			181,251
Synergie SA(Æ)	19,293	516
Technip SA	108,166	5,642	Guernsey - 0.0%
Thales SA	22,240	1,610	Burford Capital, Ltd.	322,961	933
Total SA	416,283	20,173
Trigano SA	9,670	465	Hong Kong - 1.8%
Unibail-Rodamco SE(ö)	6,402	1,784	AIA Group, Ltd.	2,414,769	14,101
Vallourec SA(Ñ)	407,731	4,522	Champion REIT(Æ)(ö)	3,011,000	1,560
Veolia Environnement SA	17,695	411	China Mobile, Ltd.	556,000	6,614
Vinci SA	76,297	5,142	CLP Holdings, Ltd.	646,500	5,623
Vivendi SA - ADR	202,109	4,864	CSI Properties, Ltd.(Æ)	1,880,000	63
Wendel SA	10,587	1,269	Guangdong Investment, Ltd.	3,316,700	4,662
		267,248	Hongkong & Shanghai Hotels, Ltd. (The)	7,500	8
			Hua Hong Semiconductor, Ltd.(Æ)(Þ)	227,000	229
Germany - 6.5%			Hysan Development Co., Ltd.	324,000	1,434
ADVA Optical Networking SE(Æ)	110,140	1,192	Lai Sun Development Co., Ltd.	41,424,000	755
Allianz SE	31,525	5,520	Link REIT (The)(ö)	270,000	1,604
Aurubis AG	11,050	739	MTR Corp., Ltd.	131,500	595
Bayer AG	111,239	14,848	New World Development Co., Ltd.	939,000	1,001
Bayerische Motoren Werke AG	44,218	4,539	Pico Far East Holdings, Ltd.(Ñ)	2,460,000	653
Beiersdorf AG	71,270	6,771	Power Assets Holdings, Ltd.	230,000	2,287
Commerzbank AG(Æ)	36,755	405	Regal Real Estate Investment Trust (Ñ)
Continental AG	43,224	10,392	(ö)	2,048,000	519
Daimler AG	96,746	8,395	Sino Land Co., Ltd.	270,000	416
Deutsche Bank AG	5,055	142	Sun Hung Kai Properties, Ltd.	340,000	4,537
Deutsche Beteiligungs AG	10,265	292	Swire Properties, Ltd.	711,400	2,131
Deutsche Boerse AG	286,727	26,392	Wharf Holdings, Ltd. (The)	161,000	956
Deutsche Pfandbriefbank AG(Å)(Æ)	97,735	1,202	Wheelock & Co., Ltd.	296,000	1,376
Deutsche Telekom AG	375,675	7,024			51,124
E.ON SE	46,059	486
Evonik Industries AG	111,213	4,042	Hungary - 0.2%
Fresenius Medical Care AG & Co. KGaA	26,480	2,385	OTP Bank PLC	304,350	5,894

Fresenius SE & Co. KGaA	27,324	2,005	India - 0.3%
Gerresheimer AG - GDR	51,576	4,024	Housing Development Finance Corp.,
Hannover Rueck SE	15,316	1,773	Ltd.	196,165	3,762
HeidelbergCement AG	53,043	3,952	ICICI Bank, Ltd. - ADR	477,101	4,113
Henkel AG & Co. KGaA	5,027	464	Tata Consultancy Services, Ltd.	43,769	1,669
Hochtief AG	2,640	246			9,544
Infineon Technologies AG - ADR	348,540	4,290
KION Group AG(Æ)	27,310	1,231	Indonesia - 0.1%
Lanxess AG	59,759	3,210	Telekomunikasi Indonesia Persero Tbk
Linde AG	34,881	6,050	PT	8,748,100	1,731
Merck KGaA	76,538	7,466
Metro AG	139,393	4,296	Ireland - 1.6%
MTU Aero Engines AG	21,262	1,968	Bank of Ireland(Æ)	11,980,255	4,457
Muenchener Rueckversicherungs-			CRH PLC	496,489	13,588
Gesellschaft AG in Muenchen	34,671	6,920	Hibernia REIT PLC (ö)	334,681	495
Nordex SE(Æ)	14,942	489	Hibernia REIT PLC (Æ)(ö)	65,600	98
OSRAM Licht AG	23,781	1,399	Horizon Pharma PLC(Æ)(Ñ)	84,400	1,327
ProSiebenSat.1 Media SE	55,167	2,986	James Hardie Industries PLC	280,725	3,665
Rheinmetall AG	4,900	308	Ryanair Holdings PLC - ADR(Æ)	49,823	3,895
Rhoen Klinikum AG	40,701	1,213	Smurfit Kappa Group PLC	49,506	1,410
RWE AG	81,060	1,128	Total Produce PLC	73,387	112
Salzgitter AG	44,176	1,276	Willis Group Holdings PLC	202,925	9,052
SAP SE - ADR	105,182	8,315	XL Group PLC Class A	160,925	6,128
Siemens AG	136,212	13,699			44,227
Software AG	9,685	282
Talanx AG	50,087	1,605	Isle of Man - 0.1%
Wuestenrot & Wuerttembergische AG	67,475	1,183	Manx Telecom PLC(Æ)(Ñ)	455,034	1,427

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 169

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Israel - 0.9%			CONEXIO Corp.	31,400	315
Bank Hapoalim BM	584,964	3,043	Daicel Chemical Industries, Ltd.	155,100	2,041
Bank Leumi Le-Israel BM(Æ)	356,228	1,350	Daihatsu Motor Co., Ltd.	741,400	9,043
Check Point Software Technologies, Ltd.			Dai-ichi Life Insurance Co., Ltd. (The)	273,925	4,736
(Æ)(Ñ)	29,906	2,540	Daikin Industries, Ltd.	59,600	3,816
Israel Discount Bank, Ltd. Class A(Æ)	1,599,058	2,914	Daio Paper Corp.(Æ)	9,000	89
Orbotech, Ltd.(Æ)	30,231	500	Daiwabo Holdings Co., Ltd.	674,000	1,323
Teva Pharmaceutical Industries, Ltd.			Denso Corp.	155,400	7,195
- ADR	221,300	13,099	DTS Corp.	65,900	1,554
Teva Pharmaceutical Industries, Ltd.	30,402	1,806	East Japan Railway Co.	16,000	1,519
		25,252	Eisai Co., Ltd.	113,200	7,043
			FANUC Corp.	38,800	6,828
Italy - 3.1%			Fuji Electric Co., Ltd.	2,665,000	11,845
A2A SpA	182,850	251	Fuji Heavy Industries, Ltd.	158,000	6,101
ACEA SpA	103,774	1,492	FUJIFILM Holdings Corp.	73,500	2,922
Assicurazioni Generali SpA	34,745	659	Fujishoji Co., Ltd.	48,700	496
Astaldi SpA(Æ)	45,182	364	Fujitsu, Ltd.	2,490,000	11,716
ASTM SpA	71,102	954	Fukuda Denshi Co., Ltd.	1,600	78
Atlantia SpA	33,627	932	Geo Holdings Corp.	49,300	736
Buzzi Unicem SpA	109,189	1,101	GMO internet, Inc.	25,100	353
Danieli & C Officine Meccaniche SpA	23,570	357	Hachijuni Bank, Ltd. (The)	75,000	508
Davide Campari-Milano SpA	566,629	4,844	Haseko Corp.	105,600	1,075
DiaSorin SpA	35,790	1,602	Heiwado Co., Ltd.	68,900	1,546
Enel SpA	3,897,857	17,996	Hikari Tsushin, Inc.	5,300	403
Engineering SpA	23,795	1,451	Hitachi Capital Corp.	9,400	269
ENI SpA - ADR	1,762,615	28,757	Hitachi, Ltd.	1,684,000	9,674
ERG SpA	107,839	1,531	Hokkaido Electric Power Co., Inc.(Æ)	49,800	529
Intesa Sanpaolo SpA	1,000,950	3,489	Honda Motor Co., Ltd.	761,270	25,274
Iren SpA - ADR(Æ)	585,300	965	Hoya Corp.	327,800	13,473
Maire Tecnimont SpA(Æ)(Ñ)	247,371	715	IHI Corp.	1,953,000	5,504
Parmalat SpA	222,939	580	Iida Group Holdings Co., Ltd.	417,100	7,790
Prysmian SpA	182,768	3,952	Information Services International-
Reply SpA(Æ)	610	78	Dentsu, Ltd.	83,300	1,295
Salini Impregilo SpA(Æ)	225,900	937	Inpex Corp.	381,600	3,637
Saras SpA(Æ)	626,200	1,237	IT Holdings Corp.(Æ)	30,900	763
Telecom Italia SpA(Æ)	6,623,341	9,225	ITOCHU Corp.	1,011,100	12,594
UniCredit SpA	57,846	374	Jaccs Co., Ltd.(Æ)	337,000	1,402
Unione di Banche Italiane SpA	578,894	4,321	Jafco Co., Ltd.	38,800	1,475
		88,164	Japan Airlines Co., Ltd.	46,000	1,730
			Japan Tobacco, Inc.	134,000	4,629
Japan - 16.8%			Jeol, Ltd.	91,000	549
Aeon Co., Ltd.	25,800	381	JSR Corp.	21,400	337
Aichi Bank, Ltd. (The)	2,000	110	Kaga Electronics Co., Ltd.	7,200	100
Ajinomoto Co., Inc.	43,000	954	Kaken Pharmaceutical Co., Ltd.	63,700	4,385
Amada Holdings Co., Ltd.	525,800	4,660	Kamei Corp.	126,000	1,249
Aoyama Trading Co., Ltd.	75,100	2,729	Kanto Tsukuba Bank, Ltd. (The)	67,900	237
Astellas Pharma, Inc.	467,700	6,761	Kao Corp.	83,100	4,244
Bandai Namco Holdings, Inc.	64,600	1,582	Kasai Kogyo Co., Ltd.	76,700	952
Bank of Yokohama, Ltd. (The)	87,000	541	Kato Sangyo Co., Ltd.	48,400	1,174
Belluna Co., Ltd.	16,500	93	KDDI Corp.	328,500	7,935
Calsonic Kansei Corp.	242,000	1,918	Keyence Corp.	8,700	4,516
Canon Marketing Japan, Inc.	44,800	679	Kinden Corp.	5,000	65
Canon, Inc.	362,100	10,816	Kiyo Bank, Ltd. (The)	42,900	651
Cawachi, Ltd.	66,300	1,146	Kohnan Shoji Co., Ltd.	109,500	1,593
Central Glass Co., Ltd.(Æ)	42,000	207	Kokuyo Co., Ltd.	64,700	718
Central Japan Railway Co.	22,000	3,995	Konica Minolta, Inc.	131,200	1,347
Chiba Bank, Ltd. (The)	49,000	356	Konoike Transport Co., Ltd.	59,300	733
Chiyoda Integre Co., Ltd.(Æ)	6,300	151	Kuraray Co., Ltd.	65,400	804
Chugoku Bank, Ltd. (The)	20,600	290	Kyocera Corp.	74,300	3,349
Citizen Holdings Co., Ltd.	38,100	288	Lion Corp.	8,000	77
Coca-Cola West Co., Ltd.	168,800	3,402

See accompanying notes which are an integral part of the financial statements.

170 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Mabuchi Motor Co., Ltd.	47,400	2,325	Sumitomo Mitsui Trust Holdings, Inc.	645,000	2,468
Maeda Road Construction Co., Ltd.	61,000	1,111	Sumitomo Osaka Cement Co., Ltd.	735,000	2,835
Medipal Holdings Corp.	115,900	2,017	Sumitomo Riko Co., Ltd.(Æ)	8,100	65
Meitec Corp.	41,500	1,501	Suzuken Co., Ltd.	42,400	1,620
Mirait Holdings Corp.	169,500	1,467	Takara Leben Co., Ltd.	210,100	1,087
Mitsubishi Corp.	28,000	507	Takeda Pharmaceutical Co., Ltd.	17,500	851
Mitsubishi Electric Corp.	61,000	633	Takuma Co., Ltd.	197,000	1,556
Mitsubishi Shokuhin Co., Ltd.	9,100	231	Terumo Corp.	176,100	5,200
Mitsubishi Tanabe Pharma Corp.	17,200	290	T-Gaia Corp.	81,000	1,226
Mitsubishi UFJ Financial Group, Inc.	3,341,300	21,606	Toho Bank, Ltd. (The)(Æ)	53,000	193
Mitsuboshi Belting, Ltd.	22,000	182	Toho Holdings Co., Ltd.	30,900	683
Mitsui & Co., Ltd.	36,100	456	Token Corp.(Ñ)	16,000	1,264
Mizuho Financial Group, Inc.	1,515,900	3,100	Tokio Marine Holdings, Inc.	16,500	632
MS&AD Insurance Group Holdings, Inc.	141,600	4,156	Tokyo Electric Power Co., Inc.(Æ)	368,800	2,508
Nexon Co., Ltd.	206,800	2,853	Tokyo Gas Co., Ltd.	155,000	765
NHK Spring Co., Ltd.	39,100	397	Tokyo Steel Manufacturing Co., Ltd.	184,200	1,225
Nichi-iko Pharmaceutical Co., Ltd.	31,100	861	Toppan Forms Co., Ltd.	45,400	583
Nidec Corp.	54,500	4,095	Toppan Printing Co., Ltd.	317,000	2,834
Nintendo Co., Ltd.	25,600	4,087	Toshiba Corp.	150,000	422
Nippo Corp.(Æ)	23,000	402	Toyota Motor Corp.	146,500	8,970
Nippon Steel & Sumitomo Metal Corp.	16,600	336	Trend Micro, Inc.	157,300	6,109
Nippon Suisan Kaisha, Ltd.	414,700	1,384	Ube Industries, Ltd.	150,000	314
Nippon Telegraph & Telephone Corp.	186,500	6,849	Valor Holdings Co., Ltd.	66,300	1,548
Nissan Motor Co., Ltd.	33,900	352	Wakita & Co., Ltd.	140,000	1,100
Nisshinbo Holdings, Inc.	267,100	3,610	West Japan Railway Co.	81,200	5,681
Nitori Holdings Co., Ltd.	34,900	2,716	Yamaguchi Financial Group, Inc.	9,000	110
Nittetsu Mining Co., Ltd.	276,000	1,211	Yamazen Corp.	158,400	1,407
Noevir Holdings Co., Ltd.(Æ)	3,700	93	Yokogawa Electric Corp.	15,100	168
NOK Corp.	35,100	823	Yuasa Trading Co., Ltd.	67,500	1,566
NSD Co., Ltd.(Æ)	72,200	1,001	Yurtec Corp.	38,000	365
NTT DOCOMO, Inc.	522,525	10,257			473,192
Okasan Securities Group, Inc.	239,000	1,397
Okinawa Cellular Telephone Co.	16,200	453	Jersey - 1.4%
Ono Pharmaceutical Co., Ltd.	102,600	13,980	Delphi Automotive PLC	35,861	2,983
Open House Co., Ltd.(Æ)	27,800	506	Genel Energy PLC(Æ)	390,417	1,534
ORIX Corp.	359,700	5,259	Glencore PLC(Æ)	648,496	1,117
Osaka Gas Co., Ltd.	615,000	2,416	Henderson Group PLC	900,392	3,975
Otsuka Holdings Co., Ltd.	27,200	900	Regus PLC	102,100	526
Oyo Corp.(Æ)	32,000	410	Wolseley PLC - ADR	11,536	677
Raito Kogyo Co., Ltd.	33,000	315	WPP PLC	1,306,801	29,289
Resona Holdings, Inc.	358,600	1,891			40,101
Ryobi, Ltd.	25,000	92
Sankyo Co., Ltd.	9,600	369	Liechtenstein - 0.0%
Sanyo Denki Co., Ltd.(Æ)	45,000	272	VP Bank AG	4,922	396

Sanyo Shokai, Ltd.	473,000	1,373	Luxembourg - 0.2%
Secom Co., Ltd.	8,200	545	ArcelorMittal	130,837	727
Seiko Holdings Corp.(Æ)	197,000	1,280	Samsonite International SA	1,208,700	3,558
Seven & i Holdings Co., Ltd.	147,300	6,656	Subsea 7 SA(Æ)	103,200	810
Shimamura Co., Ltd.	13,800	1,545			5,095
Shimano, Inc.	17,800	2,797
Shin-Etsu Chemical Co., Ltd.	30,000	1,776	Mexico - 0.2%
Shinmaywa Industries, Ltd.	51,000	556	Fomento Economico Mexicano SAB de
Skylark Co., Ltd.	33,200	430	CV - ADR	45,641	4,523
SMC Corp.	20,200	5,178
Sompo Japan Nipponkoa Holdings, Inc.	181,700	5,664	Netherlands - 5.9%
Sony Corp.	235,500	6,679	Aegon NV	1,652,961	10,152
Sumitomo Corp.	800,000	8,766	Airbus Group SE	189,138	13,142
Sumitomo Dainippon Pharma Co., Ltd.	52,400	578	Akzo Nobel NV	81,802	5,780
Sumitomo Electric Industries, Ltd.	25,600	348	ASML Holding NV	7,030	652
Sumitomo Mitsui Financial Group, Inc.	379,900	15,104	BinckBank NV	40,000	352

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 171

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Boskalis Westminster	54,619	2,652	Hankook Tire Co., Ltd.	132,534	5,065
CNH Industrial NV	1,200,603	8,106	Samsung Electronics Co., Ltd.	10,700	12,817
CNH Industrial NV(Ñ)	295,400	2,006	Shinhan Financial Group Co., Ltd.	233,637	8,893
Delta Lloyd NV	626,968	4,932			32,222
Fiat Chrysler Automobiles NV	30,940	455
Heineken Holding NV	15,228	1,218	Spain - 2.0%
Heineken NV	72,718	6,630	Acciona SA	4,341	365
ING Groep NV	2,302,275	33,389	ACS Actividades de Construccion y
Koninklijke Ahold NV	300,858	6,111	Servicios SA	51,009	1,734
Koninklijke KPN NV	3,622,778	13,267	Amadeus IT Holding SA Class A	149,558	6,364
Koninklijke Philips NV	374,844	10,111	Banco Bilbao Vizcaya Argentaria SA
Mobileye NV(Æ)(Ñ)	101,880	4,638	- ADR	509,012	4,376
NN Group NV	424,381	13,308	Banco Bilbao Vizcaya Argentaria SA(Æ)	5,281	45
NXP Semiconductors NV(Æ)	53,094	4,160	Banco de Sabadell SA - ADR	3,112,611	6,013
Randstad Holding NV	78,904	4,699	Banco Santander SA - ADR	2,147,470	12,026
STMicroelectronics NV	1,016,427	7,026	Corp. Financiera Alba SA	33,199	1,465
Unilever NV(Ñ)	270,822	12,207	Endesa SA - ADR	112,417	2,502
Wolters Kluwer NV	45,665	1,542	Euskaltel SA(Å)(Æ)	65,328	731
		166,535	Faes Farma SA(Æ)	66,604	179
			Ferrovial SA	39,431	995
New Zealand - 0.1%			Gamesa Corp. Tecnologica SA	209,292	3,305
Air New Zealand, Ltd.	789,800	1,554	Gas Natural SDG SA	16,762	363
Nuplex Industries, Ltd.(Æ)	374,142	1,077	Iberdrola SA	834,506	5,957
		2,631	Indra Sistemas SA(Æ)(Ñ)	297,500	3,187
			Industria de Diseno Textil SA	73,690	2,760
Norway - 0.6%			Mediaset Espana Comunicacion SA	207,271	2,517
Austevoll Seafood ASA	238,482	1,466	Repsol SA - ADR	32,993	416
Bakkafrost P/F	12,725	408	Telefonica SA - ADR	34,768	459
DNB ASA	13,427	170			55,759
Orkla ASA	1,006,548	8,553
Salmar ASA Class A(Æ)	19,835	324	Sweden - 1.6%
Telenor ASA(Ñ)	224,455	4,225	Assa Abloy AB Class B	353,442	7,010
Yara International ASA	10,211	463	Atlas Copco AB Class A(Ñ)	242,314	6,302
		15,609	Atlas Copco AB Class B(Ñ)	32,449	783
			Axfood AB	72,040	1,299
Portugal - 0.2%			Bilia AB Class A	73,499	1,539
Altri SGPS SA(Æ)	78,103	369	BillerudKorsnas AB	40,401	729
Energias de Portugal SA	138,724	513	Boliden AB	41,310	790
Galp Energia SGPS SA Class B	546,672	5,895	Byggmax Group AB(Æ)	20,866	169
		6,777	Dios Fastigheter AB	25,300	186
			Electrolux AB	164,123	4,824
Russia - 0.3%			Fastighets AB Balder Class B(Æ)	33,430	673
Gazprom PAO - ADR	2,002,587	8,428	Hennes & Mauritz AB Class B	120,214	4,663

Singapore - 1.2%			Hexagon AB Class B	49,199	1,703
DBS Group Holdings, Ltd.	401,596	4,945	Hexpol AB	41,707	404
Frasers Centrepoint, Ltd.	50,500	59	Industrial & Financial Systems Class B	3,130	121
Ho Bee Land, Ltd.	141,400	198	Inwido AB(Æ)	73,151	796
Jardine Cycle & Carriage, Ltd.	411,000	9,514	Medivir AB Class B(Æ)	51,563	458
Lian Beng Group, Ltd.	956,800	362	Mycronic AB	50,000	357
Oversea-Chinese Banking Corp., Ltd.	88,300	567	Nordea Bank AB	428,661	4,727
Singapore Telecommunications, Ltd.	561,154	1,588	SAS AB(Æ)(Ñ)	174,600	337
United Industrial Corp., Ltd.	24,700	54	Skandinaviska Enskilda Banken AB
United Overseas Bank, Ltd.	758,600	10,996	Class A	194,973	2,039
Wilmar International, Ltd.	849,800	1,890	Skanska AB Class B	77,242	1,500
Wing Tai Holdings, Ltd.	66,300	82	SkiStar AB	3,510	51
Yangzijiang Shipbuilding Holdings, Ltd.	2,667,400	2,370	Svenska Cellulosa AB SCA Class B	59,696	1,760
Yanlord Land Group, Ltd.	1,986,600	1,477	Tethys Oil AB(Æ)	145,722	896
		34,102			44,116

South Korea - 1.1%			Switzerland - 8.9%
Hana Financial Group, Inc.	224,375	5,447	ABB, Ltd.(Æ)	911,666	17,171

See accompanying notes which are an integral part of the financial statements.

172 Russell International Developed Markets Fund

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
ABB, Ltd. - ADR(Æ)	152,900	2,887	BG Group PLC	178,692	2,815
ACE, Ltd.	55,925	6,350	BHP Billiton PLC	42,582	681
Actelion, Ltd.(Æ)	41,333	5,733	Bovis Homes Group PLC	41,840	660
Adecco SA(Æ)	71,867	5,337	BP PLC	3,723,686	22,103
Ascom Holding AG	82,131	1,557	BP PLC - ADR	84,200	3,006
Banque Cantonale Vaudoise	2,751	1,693	British American Tobacco PLC	167,454	9,939
Bell AG(Æ)	225	618	British Land Co. PLC (The)(ö)	108,393	1,452
Bobst Group SA	21,884	926	BT Group PLC	190,890	1,365
Cembra Money Bank AG	14,330	855	Burberry Group PLC	145,843	2,982
Cie Financiere Richemont SA(Æ)	56,948	4,871	Carnival PLC	41,715	2,319
Credit Suisse Group AG(Æ)	838,353	20,876	Coats Group PLC(Æ)	617,579	280
GAM Holding AG(Æ)	150,071	2,743	Compass Group PLC	675,323	11,633
Helvetia Holding AG(Ñ)	9,749	5,100	Computacenter PLC(Æ)	38,549	449
Julius Baer Group, Ltd.(Æ)	66,881	3,314	Dairy Crest Group PLC(Ñ)	1,027,949	10,193
Kuehne & Nagel International AG	10,614	1,470	Dart Group PLC	213,478	1,553
LafargeHolcim, Ltd.(Æ)	5,638	317	Debenhams PLC	790,900	1,088
Lonza Group AG(Æ)	36,139	5,297	Derwent London PLC(ö)	40,275	2,405
Metall Zug AG	392	999	Diageo PLC	184,566	5,334
Nestle SA	364,686	27,841	Dialog Semiconductor PLC(Æ)	38,414	1,419
Novartis AG	330,840	29,996	Direct Line Insurance Group PLC	342,125	2,077
OC Oerlikon Corp. AG(Æ)	558,230	5,351	DS Smith PLC Class F	3,355,451	19,984
Roche Holding AG	124,989	33,855	DX Group PLC(Æ)	77,481	104
Sonova Holding AG	18,178	2,478	Evraz PLC(Æ)	378,467	494
Swiss Life Holding AG(Æ)	38,848	9,260	GlaxoSmithKline PLC - ADR	882,263	19,002
Swiss Re AG(Æ)	63,366	5,879	Go-Ahead Group PLC	16,739	625
Syngenta AG	5,255	1,765	Great Portland Estates PLC(ö)	168,081	2,302
UBS Group AG	1,474,651	29,431	Greggs PLC	93,146	1,702
Vaudoise Assurances Holding SA Class			Hammerson PLC(ö)	243,584	2,386
B	1,119	580	Headlam Group PLC(Æ)	8,040	67
Vetropack Holding AG	210	323	HSBC Holdings PLC	3,086,975	24,112
Vontobel Holding AG	29,430	1,450	Imperial Tobacco Group PLC	762,937	41,097
Zurich Insurance Group AG(Æ)	52,683	13,896	Inchcape PLC	309,562	3,805
		250,219	Indivior PLC	859,025	2,717
			Intermediate Capital Group PLC	69,487	605
Taiwan - 0.8%			JD Sports Fashion PLC - ADR	104,494	1,554
Compal Electronics, Inc.	9,012,000	5,591	John Laing Group PLC(Þ)	287,432	845
Hon Hai Precision Industry Co., Ltd.(Æ)	1,578,464	4,186	Jupiter Fund Management PLC	51,538	357
Taiwan Semiconductor Manufacturing			Kingfisher PLC	3,176,100	17,262
Co., Ltd. - ADR	347,310	7,627	Land Securities Group PLC(ö)	231,110	4,763
Teco Electric and Machinery Co., Ltd.	5,536,100	4,820	Legal & General Group PLC	183,671	739
		22,224	Liberty Global PLC Class A(Æ)	13,600	605
			Liberty Global PLC Class C(Æ)	10,700	456
Thailand - 0.3%			Lloyds Banking Group PLC	666,867	757
Bangkok Bank PCL	341,600	1,605	Mondi PLC	212,191	4,904
Charoen Pokphand Foods PCL	12,089,200	7,022	Moneysupermarket.com Group PLC	503,623	2,591
		8,627	National Grid PLC	949,777	13,518

United Kingdom - 16.8%			Novae Group PLC	65,515	877
3i Group PLC	577,078	4,449	Old Mutual PLC	216,470	707
Acacia Mining PLC	103,520	308	Pendragon PLC	1,621,265	1,118
Amec Foster Wheeler PLC - GDR	232,374	2,539	Persimmon PLC Class A(Æ)	84,543	2,593
Anglo American PLC	39,312	329	Polypipe Group PLC	272,212	1,320
ARM Holdings PLC	285,319	4,510	Premier Oil PLC(Æ)	1,007,788	1,058
Associated British Foods PLC	3,747	199	Prudential PLC	409,230	9,552
AstraZeneca PLC	99,606	6,358	QinetiQ Group PLC	576,200	1,987
Auto Trader Group PLC(Æ)(Þ)	310,615	1,857	Rank Group PLC(Æ)	57,721	247
Aviva PLC	1,023,757	7,657	Reckitt Benckiser Group PLC	220,304	21,495
Avon Rubber PLC Class A(Æ)	18,709	328	Redcentric PLC(Æ)	26,000	79
Barclays PLC	3,195,588	11,373	Redrow PLC	97,400	696
Berendsen PLC	48,916	772	Rentokil Initial PLC	82,700	197
Berkeley Group Holdings PLC	164,640	8,402	Rio Tinto PLC	252,846	9,170

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 173

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($)	Value			Amount ($)		Value
	or Shares	$			or Shares		$
Rolls-Royce Holdings PLC(Æ)	100,328,150	11,481
Royal Bank of Scotland Group PLC(Æ)	2,460,957	12,028	Short	-Term Investments - 3.2%
Royal Dutch Shell PLC Class A	757,991	19,809		United States - 3.2%
Royal Dutch Shell PLC Class B	165,240	4,316		Russell U.S. Cash Management Fund	72,146,439	(8)	72,146
Royal Mail PLC	265,108	1,818		United States Treasury Bills
RSA Insurance Group PLC	1,024,798	6,640		0.230% due 03/03/16	18,200		18,194
Segro PLC(ö)	67,770	469		Total Short-Term Investments
Shaftesbury PLC (ö)	48,759	706		(cost $90,332)			90,340
Sky PLC	720,547	12,150
Smiths Group PLC	209,919	3,109		Other Securities - 2.5%
ST Modwen Properties PLC	181,033	1,226		Russell U.S. Cash Collateral Fund(×)	69,122,927	(8)	69,123
Standard Chartered PLC	426,439	4,733		Total Other Securities
SVG Capital PLC(Æ)	51,725	378		(cost $69,123)			69,123
Taylor Wimpey PLC	825,793	2,515
Tesco PLC(Æ)	256,159	722		Total Investments 101.2%
Travis Perkins PLC	436,077	12,852		(identified cost $2,825,684)			2,842,311
Trinity Mirror PLC	417,924	1,095
Unilever PLC	58,690	2,606
Vertu Motors PLC(Æ)	96,003	110		Other Assets and Liabilities, Net
Vodafone Group PLC	5,365,207	17,687	-	(1.2%)			(33,784)
Wm Morrison Supermarkets PLC	400,721	1,038		Net Assets - 100.0%			2,808,527
WS Atkins PLC	86,040	1,824
		470,595

United States - 0.9%
Joy Global, Inc.	56,600	972
News Corp. Class A	848,625	13,069
Philip Morris International, Inc.	59,100	5,225
Yum! Brands, Inc.	81,940	5,810
		25,076

Total Common Stocks
(cost $2,638,413)		2,667,991

Preferred Stocks - 0.5%
Brazil - 0.0%
Usinas Siderurgicas de Minas Gerais SA	1,828,800	1,318

Germany - 0.5%
Henkel AG & Co. KGaA	26,159	2,839
Porsche Automobil Holding SE	45,260	2,121
Volkswagen AG	69,249	8,312
		13,272

Japan - 0.0%
Shinkin Central Bank Class A	87	161

Total Preferred Stocks
(cost $27,718)		14,751

Warrants & Rights - 0.0%
Australia - 0.0%
Westpac Banking Corp.(Æ)
2015 Rights	3,010	11

Spain - 0.0%
Banco Santander SA(Æ)
2016 Rights	1,732,253	95

Total Warrants & Rights
(cost $98)		106

See accompanying notes which are an integral part of the financial statements.

174 Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2015

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

					Principal	Cost per		Cost	Fair Value
% of Net Assets		Acquisition			Amount ($)		Unit	(000)	(000)
Securities		Date			or shares		$	$	$
0.1%
BGP Holdings PLC		08/06/09	EUR		559,805		—	—	—
Deutsche Pfandbriefbank AG		10/05/15	EUR		97,735		12.12	1,185	1,202
Euskaltel SA		10/13/15	EUR		65,328		11.73	766	731
GDF Suez		11/07/05	EUR		55,671		0.01	—	—
									1,933
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
									Unrealized
								Appreciation
		Number of			Notional		Expiration	(Depreciation)
		Contracts			Amount		Date		$
Long Positions
CAC40 10 EURO Index Futures				253	EUR	12,386	11/15		786
DAX Index Futures				40	EUR	10,820	12/15		949
Euro STOXX Index 50 Futures				640	EUR	21,779	12/15		1,657
FTSE 100 Index Futures				191	GBP	12,071	12/15		755
Hang Seng Index Futures				25	HKD	28,355	11/15		(68)
S&P/TSX 50 Index Futures				478	CAD	75,754	12/15		366
SPI 200 Index Futures				506	AUD	66,235	12/15		1,600
TOPIX Index Futures				850	JPY	13,247,250	12/15		6,749
Short Positions
Euro STOXX Index 50 Futures				746	EUR	25,386	12/15		(1,815)
FTSE 100 Index Futures				287	GBP	18,138	12/15		(958)
Hang Seng Index Futures				208	HKD	235,914	11/15		483
MSCI Emerging Markets Mini Index Futures			1,459		USD	61,548	12/15		(3,257)
S&P 500 E-Mini Index Futures				297	USD	30,795	12/15		(2,032)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)									5,215

Foreign Currency Exchange Contracts
Amounts in thousands
									Unrealized
									Appreciation
		Amount			Amount				(Depreciation)
Counterparty		Sold			Bought		Settlement Date		$
Bank of America	USD		763		GBP	500	12/16/15		8
Bank of America	USD		387	HKD		3,000	12/16/15		—
Bank of America	USD		444		JPY	53,588	11/05/15		—
Bank of America	USD	1,584			JPY	191,150	11/05/15		—
Bank of America	AUD		60		USD	42	12/16/15		(1)
Bank of America	AUD		120		USD	84	12/16/15		(2)
Bank of America	AUD		300		USD	212	12/16/15		(2)
Bank of America	AUD		500		USD	355	12/16/15		(1)
Bank of America	AUD	1,000			USD	698	12/16/15		(14)
Bank of America	AUD	3,000			USD	2,130	12/16/15		(4)
Bank of America	CAD		60		USD	45	12/16/15		(1)
Bank of America	CAD		100		USD	77	12/16/15		1
Bank of America	CAD		120		USD	90	12/16/15		(2)
Bank of America	CAD		150		USD	116	12/16/15		1
Bank of America	CAD		200		USD	151	12/16/15		(2)
Bank of America	CAD		300		USD	229	12/16/15		—
Bank of America	CAD		400		USD	303	12/16/15		(3)
Bank of America	CAD		500		USD	377	12/16/15		(5)
Bank of America	CHF		471		USD	477	11/03/15		1
Bank of America	DKK	6,365			USD	935	11/02/15		(4)
Bank of America	EUR		926		USD	1,015	11/02/15		(4)
Bank of America	EUR		350		USD	398	12/16/15		12
Bank of America	EUR		400		USD	446	12/16/15		6
Bank of America	EUR		500		USD	569	12/16/15		18

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 175

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Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	EUR	500	USD	561	12/16/15	11
Bank of America	EUR	600	USD	675	12/16/15	14
Bank of America	EUR	1,300	USD	1,455	12/16/15	26
Bank of America	EUR	2,000	USD	2,204	12/16/15	3
Bank of America	EUR	4,000	USD	4,483	12/16/15	83
Bank of America	GBP	672	USD	1,028	11/02/15	(8)
Bank of America	GBP	60	USD	91	12/16/15	(1)
Bank of America	GBP	130	USD	197	12/16/15	(3)
Bank of America	GBP	150	USD	230	12/16/15	(2)
Bank of America	GBP	350	USD	536	12/16/15	(4)
Bank of America	GBP	350	USD	530	12/16/15	(9)
Bank of America	GBP	500	USD	775	12/16/15	4
Bank of America	HKD	1,000	USD	129	12/16/15	—
Bank of America	HKD	1,500	USD	194	12/16/15	—
Bank of America	HKD	1,800	USD	232	12/16/15	—
Bank of America	HKD	2,000	USD	258	12/16/15	—
Bank of America	JPY	20,000	USD	167	12/16/15	1
Bank of America	JPY	30,000	USD	250	12/16/15	1
Bank of America	JPY	30,000	USD	249	12/16/15	—
Bank of America	JPY	80,000	USD	665	12/16/15	1
Bank of America	JPY	100,000	USD	824	12/16/15	(5)
Bank of America	JPY	100,000	USD	832	12/16/15	3
Bank of America	JPY	230,000	USD	1,912	12/16/15	5
Bank of America	JPY	250,000	USD	2,088	12/16/15	15
Bank of Montreal	USD	2,154	AUD	3,082	12/16/15	39
Bank of Montreal	USD	2,977	AUD	4,260	12/16/15	54
Bank of Montreal	USD	2,936	CAD	3,882	12/16/15	33
Bank of Montreal	USD	3,204	CAD	4,237	12/16/15	36
Bank of Montreal	USD	6,164	EUR	5,519	12/16/15	(91)
Bank of Montreal	USD	17,436	EUR	15,612	12/16/15	(257)
Bank of Montreal	USD	6,351	GBP	4,136	12/16/15	23
Bank of Montreal	USD	1,204	HKD	9,330	12/16/15	—
Bank of Montreal	USD	6,837	JPY	826,944	12/16/15	21
Bank of Montreal	USD	11,372	JPY	1,375,500	12/16/15	35
Bank of Montreal	AUD	250	USD	180	12/16/15	2
Bank of Montreal	CAD	250	USD	190	12/16/15	(1)
Bank of Montreal	EUR	1,000	USD	1,135	12/16/15	35
Bank of Montreal	GBP	400	USD	617	12/16/15	—
Bank of Montreal	JPY	50,000	USD	417	12/16/15	2
Bank of New York	USD	208	CZK	5,126	11/03/15	—
BNP Paribas	USD	2,153	AUD	3,082	12/16/15	40
BNP Paribas	USD	2,975	AUD	4,260	12/16/15	56
BNP Paribas	USD	2,933	CAD	3,882	12/16/15	35
BNP Paribas	USD	3,202	CAD	4,237	12/16/15	38
BNP Paribas	USD	6,171	EUR	5,519	12/16/15	(97)
BNP Paribas	USD	17,455	EUR	15,612	12/16/15	(275)
BNP Paribas	USD	6,350	GBP	4,136	12/16/15	24
BNP Paribas	USD	1,204	HKD	9,330	12/16/15	—
BNP Paribas	USD	6,845	JPY	826,944	12/16/15	13
BNP Paribas	USD	11,385	JPY	1,375,500	12/16/15	21
Brown Brothers Harriman	AUD	800	USD	564	12/16/15	(5)
Brown Brothers Harriman	CAD	800	USD	603	12/16/15	(8)
Brown Brothers Harriman	EUR	2,500	USD	2,839	12/16/15	88
Citigroup	USD	2,092	JPY	250,000	12/16/15	(19)
Citigroup	AUD	300	USD	209	12/16/15	(5)
Citigroup	CAD	3,000	USD	2,247	12/16/15	(45)
Citigroup	CHF	610	USD	617	11/02/15	(1)
Citigroup	GBP	981	USD	1,502	11/02/15	(10)
Citigroup	JPY	400,000	USD	3,330	12/16/15	13
Commonwealth Bank of Australia	USD	143	AUD	200	12/16/15	—
Commonwealth Bank of Australia	USD	230	CAD	300	12/16/15	(1)
Commonwealth Bank of Australia	USD	1,128	EUR	1,000	12/16/15	(28)
Commonwealth Bank of Australia	USD	2,830	EUR	2,500	12/16/15	(79)

See accompanying notes which are an integral part of the financial statements.

176 Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Commonwealth Bank of Australia	USD	305	GBP	200	12/16/15	4
Commonwealth Bank of Australia	USD	129	HKD	1,000	12/16/15	—
Commonwealth Bank of Australia	USD	668	JPY	80,000	12/16/15	(5)
Commonwealth Bank of Australia	USD	832	JPY	100,000	12/16/15	(3)
Credit Suisse	AUD	2,200	USD	1,560	12/16/15	(5)
Credit Suisse	CAD	3,200	USD	2,415	12/16/15	(31)
Credit Suisse	EUR	12,000	USD	13,555	12/16/15	350
Credit Suisse	GBP	3,500	USD	5,364	12/16/15	(31)
Credit Suisse	HKD	8,000	USD	1,032	12/16/15	—
Credit Suisse	JPY	650,000	USD	5,405	12/16/15	15
Goldman Sachs	EUR	50,000	USD	56,760	12/16/15	1,739
Goldman Sachs	GBP	18,500	USD	28,519	12/16/15	5
HSBC	USD	2,153	AUD	3,082	12/16/15	40
HSBC	USD	2,976	AUD	4,260	12/16/15	55
HSBC	USD	2,934	CAD	3,882	12/16/15	34
HSBC	USD	3,203	CAD	4,237	12/16/15	37
HSBC	USD	6,164	EUR	5,519	12/16/15	(91)
HSBC	USD	17,437	EUR	15,612	12/16/15	(259)
HSBC	USD	6,350	GBP	4,136	12/16/15	25
HSBC	USD	1,204	HKD	9,330	12/16/15	—
HSBC	USD	6,839	JPY	826,944	12/16/15	18
HSBC	USD	11,376	JPY	1,375,500	12/16/15	30
HSBC	USD	33,233	JPY	4,000,000	12/16/15	(63)
HSBC	HKD	235,000	USD	30,318	12/16/15	(6)
Morgan Stanley	USD	984	AUD	1,400	12/16/15	12
Morgan Stanley	USD	1,368	CAD	1,800	12/16/15	8
Morgan Stanley	USD	7,861	EUR	7,000	12/16/15	(158)
Morgan Stanley	USD	3,186	GBP	2,100	12/16/15	51
Morgan Stanley	USD	581	HKD	4,500	12/16/15	—
Morgan Stanley	USD	3,754	JPY	450,000	12/16/15	(23)
Morgan Stanley	AUD	900	USD	630	12/16/15	(10)
Morgan Stanley	CAD	1,200	USD	905	12/16/15	(13)
Morgan Stanley	EUR	4,500	USD	5,037	12/16/15	85
Morgan Stanley	GBP	1,200	USD	1,815	12/16/15	(35)
Morgan Stanley	HKD	3,000	USD	387	12/16/15	—
Morgan Stanley	JPY	300,000	USD	2,503	12/16/15	16
Royal Bank of Canada	USD	216	AUD	300	12/16/15	(2)
Royal Bank of Canada	USD	2,153	AUD	3,082	12/16/15	41
Royal Bank of Canada	USD	2,975	AUD	4,260	12/16/15	56
Royal Bank of Canada	USD	306	CAD	400	12/16/15	—
Royal Bank of Canada	USD	2,934	CAD	3,882	12/16/15	35
Royal Bank of Canada	USD	3,202	CAD	4,237	12/16/15	38
Royal Bank of Canada	USD	1,126	EUR	1,000	12/16/15	(25)
Royal Bank of Canada	USD	6,167	EUR	5,519	12/16/15	(94)
Royal Bank of Canada	USD	17,444	EUR	15,612	12/16/15	(266)
Royal Bank of Canada	USD	459	GBP	300	12/16/15	3
Royal Bank of Canada	USD	6,350	GBP	4,136	12/16/15	25
Royal Bank of Canada	USD	129	HKD	1,000	12/16/15	—
Royal Bank of Canada	USD	1,204	HKD	9,330	12/16/15	—
Royal Bank of Canada	USD	834	JPY	100,000	12/16/15	(5)
Royal Bank of Canada	USD	6,841	JPY	826,944	12/16/15	16
Royal Bank of Canada	USD	11,379	JPY	1,375,500	12/16/15	27
Royal Bank of Canada	AUD	600	USD	433	12/16/15	7
Royal Bank of Canada	AUD	650	USD	454	12/16/15	(8)
Royal Bank of Canada	CAD	950	USD	712	12/16/15	(15)
Royal Bank of Canada	EUR	2,000	USD	2,211	12/16/15	11
Royal Bank of Canada	EUR	3,000	USD	3,356	12/16/15	55
Royal Bank of Canada	GBP	1,200	USD	1,815	12/16/15	(35)
Royal Bank of Canada	HKD	1,000	USD	129	12/16/15	—
Royal Bank of Canada	JPY	200,000	USD	1,669	12/16/15	10
State Street	USD	47	AUD	66	11/02/15	—
State Street	USD	28,558	AUD	40,500	12/16/15	260
State Street	USD	157	CAD	208	11/02/15	2

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount			Amount		(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
State Street		USD	458	CAD	600	12/16/15	1
State Street		USD	36,586	CAD	48,500	12/16/15	494
State Street		USD	205	EUR	186	11/02/15	—
State Street		USD	480	EUR	438	11/02/15	1
State Street		USD	1,125	EUR	1,000	12/16/15	(25)
State Street		USD	455	GBP	300	12/16/15	7
State Street		USD	1,290	HKD	10,000	12/16/15	—
State Street		USD	1,935	HKD	15,000	12/16/15	—
State Street		USD	252	JPY	30,428	11/04/15	—
State Street		USD	70	SEK	597	11/02/15	—
State Street		AUD	200	USD	139	12/16/15	(3)
State Street		CAD	200	USD	149	12/16/15	(4)
State Street		CHF	123	USD	124	11/02/15	—
State Street		EUR	653	USD	719	11/02/15	1
State Street		EUR	1,000	USD	1,126	12/16/15	26
State Street		EUR	2,500	USD	2,745	12/16/15	(6)
State Street		GBP	200	USD	303	12/16/15	(5)
State Street		GBP	1,200	USD	1,837	12/16/15	(12)
State Street		HKD	322	USD	41	11/02/15	—
State Street		HKD	1,000	USD	129	12/16/15	—
State Street		HKD	2,000	USD	258	12/16/15	—
State Street		HKD	10,000	USD	1,290	12/16/15	—
State Street		JPY	80,000	USD	668	12/16/15	5
State Street		JPY	250,000	USD	2,065	12/16/15	(8)
UBS		USD	2,155	AUD	3,082	12/16/15	38
UBS		USD	2,979	AUD	4,260	12/16/15	53
UBS		USD	2,935	CAD	3,882	12/16/15	33
UBS		USD	3,204	CAD	4,237	12/16/15	36
UBS		USD	6,167	EUR	5,519	12/16/15	(94)
UBS		USD	17,446	EUR	15,612	12/16/15	(267)
UBS		USD	6,350	GBP	4,136	12/16/15	25
UBS		USD	1,204	HKD	9,330	12/16/15	—
UBS		USD	6,840	JPY	826,944	12/16/15	18
UBS		USD	11,377	JPY	1,375,500	12/16/15	30
UBS		HKD	8,500	USD	1,097	12/16/15	—
UBS		JPY	150,000	USD	1,257	12/16/15	13
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							2,107

Presentation of Portfolio Holdings

Amounts in thousands

			Fair Value

Portfolio Summary	Level 1		Level 2	Level 3		Total	% of Net Assets
Common Stocks
Australia	$5,172		$52,011		$—	$57,183	2.0
Austria	—		11,320		—	11,320	0.4
Belgium	—		39,122		—	39,122	1.4
Bermuda	—		15,177		—	15,177	0.5
Brazil	10,273		—		—	10,273	0.4
Canada	116,778		—		—	116,778	4.2
Cayman Islands	6,818		13,540		—	20,358	0.7
Czech Republic	—		6,412		—	6,412	0.2
Denmark	—		35,574		—	35,574	1.3
Finland	—		12,772		—	12,772	0.5
France	36		267,212		—	267,248	9.5
Germany	—		181,251		—	181,251	6.5
Guernsey	—		933		—	933	—*
Hong Kong	—		51,124		—	51,124	1.8
Hungary	—		5,894		—	5,894	0.2
India	4,113		5,431		—	9,544	0.3

See accompanying notes which are an integral part of the financial statements.

178 Russell International Developed Markets Fund

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Schedule of Investments, continued — October 31, 2015

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Indonesia	—	1,731	—	1,731	0.1
Ireland	20,402	23,825	—	44,227	1.6
Isle of Man	—	1,427	—	1,427	0.1
Israel	16,139	9,113	—	25,252	0.9
Italy	—	88,164	—	88,164	3.1
Japan	—	473,192	—	473,192	16.8
Jersey	2,983	37,118	—	40,101	1.4
Liechtenstein	—	396	—	396	—*
Luxembourg	—	5,095	—	5,095	0.2
Mexico	4,523	—	—	4,523	0.2
Netherlands	10,804	155,731	—	166,535	5.9
New Zealand	—	2,631	—	2,631	0.1
Norway	—	15,609	—	15,609	0.6
Portugal	—	6,777	—	6,777	0.2
Russia	1,272	7,156	—	8,428	0.3
Singapore	—	34,102	—	34,102	1.2
South Korea	—	32,222	—	32,222	1.1
Spain	—	55,714	45	55,759	2.0
Sweden	—	44,116	—	44,116	1.6
Switzerland	9,237	240,982	—	250,219	8.9
Taiwan	7,627	14,597	—	22,224	0.8
Thailand	—	8,627	—	8,627	0.3
United Kingdom	4,067	466,375	153	470,595	16.8
United States	25,076	—	—	25,076	0.9
Preferred Stocks	1,318	13,433	—	14,751	0.5
Warrants & Rights	106	—	—	106	—*
Short-Term Investments	—	90,340	—	90,340	3.2
Other Securities	—	69,123	—	69,123	2.5
Total Investments	246,744	2,595,369	198	2,842,311	101.2
Other Assets and Liabilities, Net					(1.2)
					100.0

Other Financial Instruments
Futures Contracts	5,215	—	—	5,215	0.2
Foreign Currency Exchange Contracts	(23)	2,130	—	2,107	0.1
Total Other Financial Instruments**	$5,192	$2,130	$—	$7,322

*    Less than .05% of net assets.
**   Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2015 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 179

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Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$4,713
Variation margin on futures contracts*	13,345	—
Total	$13,345	$4,713

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$8,130	$—
Unrealized depreciation on foreign currency exchange contracts	—	2,606
Total	$8,130	$2,606
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$63,386	$—
Foreign currency-related transactions**	—	(48,627)
Total	$63,386	$(48,627)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(4,934)	$—
Foreign currency-related transactions***	—	17,189
Total	$(4,934)	$17,189

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

180 Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
			Amounts		of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value		$65,894	$—	$65,894
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		4,713	—	4,713
Futures Contracts	Variation margin on futures contracts		1,313	—	1,313
Total Financial and Derivative Assets			71,920	—	71,920
Financial and Derivative Assets not subject to a netting agreement			(1,318)	—	(1,318)
Total Financial and Derivative Assets subject to a netting agreement			$70,602	$—	$70,602

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities
		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Bank of America		$213	$60	$—	$153
Bank of Montreal		279	279	—	—
Barclays		6,143	—	6,143	—
BNP Paribas		228	228	—	—
Brown Brothers Harriman		88	14	—	74
Citigroup		12,954	13	12,941	—
Commonwealth Bank of Australia		4	4	—	—
Credit Suisse		746	67	381	298
Deutsche Bank		4,289	—	4,289	—
Fidelity		1,626	—	1,626	—
Goldman Sachs		5,209	—	3,465	1,744
HSBC		239	239	—	—
JPMorgan Chase		4,665	—	4,665	—
Merrill Lynch		1,416	—	1,416	—
Morgan Stanley		5,354	172	5,182	—
Royal Bank of Canada		323	323	—	—
State Street		795	64	—	731
UBS		26,031	245	25,786	—
Total		$70,602	$1,708	$65,894	$3,000

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$1,764	$ — $	1,764
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	2,606	—	2,606
Total Financial and Derivative Liabilities		4,370	—	4,370
Financial and Derivative Liabilities not subject to a netting agreement		(1,791)	—	(1,791)
Total Financial and Derivative Liabilities subject to a netting agreement		$2,579	$ — $	2,579

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$60	$60	$ — $	—
Bank of Montreal	348	279	—	69
BNP Paribas	373	228	—	145
Brown Brothers Harriman	14	14	—	—
Citigroup	70	13	—	57
Commonwealth Bank of Australia	115	4	—	111
Credit Suisse	67	67	—	—
HSBC	420	239	—	181
Morgan Stanley	239	172	—	67
Royal Bank of Canada	449	323	—	126
State Street	64	64	—	—
UBS	360	245	—	115
Total	$2,579	$1,708	$ — $	871

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

182 Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$2,825,684
Investments, at fair value(*)(>)	2,842,311
Cash	5,022
Cash (restricted)(a)	11,900
Foreign currency holdings(^)	5,611
Unrealized appreciation on foreign currency exchange contracts	4,713
Receivables:
Dividends and interest	6,540
Dividends from affiliated Russell funds	7
Investments sold	15,172
Fund shares sold	2,520
Foreign capital gains taxes recoverable	1,610
Variation margin on futures contracts	1,313
Total assets	2,896,719

Liabilities
Payables:
Investments purchased	10,126
Fund shares redeemed	1,872
Accrued fees to affiliates	2,261
Other accrued expenses	440
Variation margin on futures contracts	1,764
Unrealized depreciation on foreign currency exchange contracts	2,606
Payable upon return of securities loaned	69,123
Total liabilities	88,192

Net Assets	$2,808,527

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$20,255
Accumulated net realized gain (loss)	(204,598)
Unrealized appreciation (depreciation) on:
Investments	16,627
Futures contracts	5,215
Foreign currency-related transactions	2,010
Shares of beneficial interest	801
Additional paid-in capital	2,968,217
Net Assets	$2,808,527

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$34.96
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$37.09
Class A — Net assets	$29,384,912
Class A — Shares outstanding ($.01 par value)	840,629
Net asset value per share: Class C(#)	$34.86
Class C — Net assets	$32,495,286
Class C — Shares outstanding ($.01 par value)	932,161
Net asset value per share: Class E(#)	$35.01
Class E — Net assets	$51,938,563
Class E — Shares outstanding ($.01 par value)	1,483,391
Net asset value per share: Class I(#)	$35.10
Class I — Net assets	$577,646,026
Class I — Shares outstanding ($.01 par value)	16,457,758
Net asset value per share: Class S(#)	$35.04
Class S — Net assets	$ 2,102,633,882
Class S — Shares outstanding ($.01 par value)	60,007,284
Net asset value per share: Class Y(#)	$35.08
Class Y — Net assets	$14,428,347
Class Y — Shares outstanding ($.01 par value)	411,270
Amounts in thousands
(^) Foreign currency holdings - cost	$5,614
(*) Securities on loan included in investments	$65,894
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$141,269
(a) Cash Collateral for Futures	$11,900
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

184 Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$98,144
Dividends from affiliated Russell funds	186
Interest	1
Securities lending income	2,092
Less foreign taxes withheld	(8,330)
Total investment income	92,093

Expenses
Advisory fees	24,179
Administrative fees	1,645
Custodian fees	1,418
Distribution fees - Class A	76
Distribution fees - Class C	267
Transfer agent fees - Class A	61
Transfer agent fees - Class C	71
Transfer agent fees - Class E	157
Transfer agent fees - Class I	777
Transfer agent fees - Class S	4,678
Transfer agent fees - Class Y	14
Professional fees	254
Registration fees	174
Shareholder servicing fees - Class C	89
Shareholder servicing fees - Class E	196
Trustees’ fees	89
Printing fees	268
Miscellaneous	90
Total expenses	34,503
Net investment income (loss)	57,590

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	231,512
Futures contracts	63,386
Foreign currency-related transactions	(50,961)
Net realized gain (loss)	243,937
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(284,463)
Futures contracts	(4,934)
Foreign currency-related transactions	17,677
Net change in unrealized appreciation (depreciation)	(271,720)
Net realized and unrealized gain (loss)	(27,783)
Net Increase (Decrease) in Net Assets from Operations	$29,807

See accompanying notes which are an integral part of the financial statements

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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,590	$88,685
Net realized gain (loss)	243,937	393,918
Net change in unrealized appreciation (depreciation)	(271,720)	(417,989)
Net increase (decrease) in net assets from operations	29,807	64,614

Distributions
From net investment income
Class A	(461)	(546)
Class C	(247)	(495)
Class E	(1,185)	(2,131)
Class I	(12,149)	(16,544)
Class S	(42,375)	(59,262)
Class Y	(18,425)	(33,976)
Net decrease in net assets from distributions	(74,842)	(112,954)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(1,248,949)	(1,018,548)
Total Net Increase (Decrease) in Net Assets	(1,293,984)	(1,066,888)

Net Assets
Beginning of period	4,102,511	5,169,399
End of period	$2,808,527	$4,102,511
Undistributed (overdistributed) net investment income included in net assets	$20,255	$74,005

See accompanying notes which are an integral part of the financial statements.

186 Russell International Developed Markets Fund

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Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:

	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	194	$6,914	172	$6,367
Proceeds from reinvestment of distributions	13	460	15	543
Payments for shares redeemed	(194)	(6,958)	(160)	(5,912)
Net increase (decrease)	13	416	27	998
Class C
Proceeds from shares sold	91	3,266	129	4,758
Proceeds from reinvestment of distributions	7	245	13	490
Payments for shares redeemed	(216)	(7,701)	(285)	(10,522)
Net increase (decrease)	(118)	(4,190)	(143)	(5,274)
Class E
Proceeds from shares sold	302	10,784	444	16,402
Proceeds from reinvestment of distributions	33	1,153	57	2,061
Payments for shares redeemed	(1,085)	(37,470)	(1,336)	(49,218)
Net increase (decrease)	(750)	(25,533)	(835)	(30,755)
Class I
Proceeds from shares sold	3,345	119,368	3,295	121,484
Proceeds from reinvestment of distributions	344	11,937	449	16,280
Payments for shares redeemed	(6,002)	(215,933)	(5,652)	(207,600)
Net increase (decrease)	(2,313)	(84,628)	(1,908)	(69,836)
Class S
Proceeds from shares sold	16,491	590,727	18,954	697,497
Proceeds from reinvestment of distributions	1,213	42,041	1,626	58,870
Payments for shares redeemed	(23,155)	(837,195)	(30,461)	(1,116,369)
Net increase (decrease)	(5,451)	(204,427)	(9,881)	(360,002)
Class Y
Proceeds from shares sold	100	3,466	492	18,057
Proceeds from reinvestment of distributions	532	18,425	939	33,976
Payments for shares redeemed	(26,240)	(952,478)	(16,375)	(605,712)
Net increase (decrease)	(25,608)	(930,587)	(14,944)	(553,679)
Total increase (decrease)	(34,227)	$(1,248,949)	(27,684)	$(1,018,548)

See accompanying notes which are an integral part of the financial statements.

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Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2015	35.77	.53	(.79)	(.26)	(.55)	(.55)
October 31, 2014	36.30	.64	(.48)	.16	(.69)	(.69)
October 31, 2013	29.68	.49	6.67	7.16	(.54)	(.54)
October 31, 2012	28.67	.52	.89	1.41	(.40)	(.40)
October 31, 2011	31.14	.47	(2.55)	(2.08)	(.39)	(.39)

Class C
October 31, 2015	35.62	.26	(.78)	(.52)	(.24)	(.24)
October 31, 2014	36.15	.37	(.48)	(.11)	(.42)	(.42)
October 31, 2013	29.52	.24	6.67	6.91	(.28)	(.28)
October 31, 2012	28.46	.30	.90	1.20	(.14)	(.14)
October 31, 2011	30.85	.22	(2.49)	(2.27)	(.13)	(.13)

Class E
October 31, 2015	35.81	.54	(.81)	(.27)	(.53)	(.53)
October 31, 2014	36.33	.62	(.45)	.17	(.69)	(.69)
October 31, 2013	29.72	.49	6.68	7.17	(.56)	(.56)
October 31, 2012	28.72	.53	.90	1.43	(.43)	(.43)
October 31, 2011	31.19	.49	(2.55)	(2.06)	(.41)	(.41)

Class I
October 31, 2015	35.91	.66	(.80)	(.14)	(.67)	(.67)
October 31, 2014	36.43	.76	(.48)	.28	(.80)	(.80)
October 31, 2013	29.77	.60	6.70	7.30	(.64)	(.64)
October 31, 2012	28.78	.61	.89	1.50	(.51)	(.51)
October 31, 2011	31.23	.57	(2.54)	(1.97)	(.48)	(.48)

Class S
October 31, 2015	35.86	.63	(.81)	(.18)	(.64)	(.64)
October 31, 2014	36.38	.71	(.45)	.26	(.78)	(.78)
October 31, 2013	29.74	.57	6.69	7.26	(.62)	(.62)
October 31, 2012	28.75	.59	.89	1.48	(.49)	(.49)
October 31, 2011	31.19	.55	(2.53)	(1.98)	(.46)	(.46)

Class Y
October 31, 2015	35.90	.25	(.36)	(.11)	(.71)	(.71)
October 31, 2014	36.41	.79	(.46)	.33	(.84)	(.84)
October 31, 2013	29.76	.63	6.69	7.32	(.67)	(.67)
October 31, 2012	28.77	.65	.88	1.53	(.54)	(.54)
October 31, 2011	31.26	.60	(2.58)	(1.98)	(.51)	(.51)

See accompanying notes which are an integral part of the financial statements.

188 Russell International Developed Markets Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

34.96	(.71)	29,385	1.27	1.27	1.49	102
35.77	.43	29,619	1.25	1.25	1.74	74
36.30	24.47	29,088	1.24	1.24	1.51	89
29.68	5.04	22,905	1.24	1.24	1.83	65
28.67	(6.76)	22,963	1.24	1.24	1.51	74

34.86	(1.46)	32,495	2.02	2.02	.72	102
35.62	(.33)	37,426	2.00	2.00	1.00	74
36.15	23.53	43,136	1.99	1.99	.75	89
29.52	4.26	40,958	1.99	1.99	1.07	65
28.46	(7.34)	52,552	1.99	1.99	.72	74

35.01	(.74)	51,939	1.27	1.27	1.51	102
35.81	.46	79,957	1.25	1.25	1.69	74
36.33	24.48	111,467	1.24	1.23	1.51	89
29.72	5.11	89,772	1.24	1.19	1.87	65
28.72	(6.66)	89,952	1.24	1.16	1.58	74

35.10	(.41)	577,646.94		.94	1.84	102
35.91	.76	674,127.92		.92	2.05	74
36.43	24.87	753,290.91		.91	1.84	89
29.77	5.40	672,661.91		.91	2.16	65
28.78	(6.39)	820,995.91		.91	1.81	74

35.04	(.48)	2,102,634	1.02	1.02	1.77	102
35.86	.69	2,347,214	1.00	1.00	1.92	74
36.38	24.76	2,740,707.99		.99	1.76	89
29.74	5.33	2,074,313.99		.99	2.10	65
28.75	(6.43)	1,905,604.99		.99	1.77	74

35.08	(.28)	14,428.81		.81	.72	102
35.90	.90	934,168.80		.80	2.15	74
36.41	24.99	1,491,711.79		.79	1.93	89
29.76	5.52	1,277,390.80		.80	2.30	65
28.77	(6.46)	1,722,957.81		.81	1.92	74

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 189

Russell Investment Company
Russell Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Global Equity Fund - Class A‡			Russell Global Equity Fund - Class Y‡‡
	Total			Total
	Return			Return
1 Year	(2.44)%		1 Year	4.09%
5 Years	7.18	%§	5 Years	8.91	%§
Inception*	2.66	%§	Inception*	3.77	%§

Russell Global Equity Fund - Class C			Russell Developed Large Cap® Index Net**
	Total			Total
	Return			Return
1 Year	2.87%		1 Year	1.89%
5 Years	7.64	%§	5 Years	9.38	%§
Inception*	2.58	%§	Inception*	3.99	%§

Russell Global Equity Fund - Class E			Global Equity Linked Benchmark***
	Total			Total
	Return			Return
1 Year	3.59%		1 Year	1.89%
5 Years	8.44	%§	5 Years	9.34	%§
Inception*	3.34	%§	Inception*	3.86	%§

Russell Global Equity Fund - Class S
	Total
	Return
1 Year	3.80%
5 Years	8.70	%§
Inception*	3.61	%§

190 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell Global Equity Fund (the “Fund”) employs a multi-	The Fund outperformed its benchmark for the one year period
manager approach whereby portions of the Fund are allocated to	ending October 31, 2015. An underweight to energy and an
different money manager strategies. Fund assets not allocated	overweight to consumer discretionary was favorable during the
to money managers are managed by Russell Investment	period.
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	The Fund employs discretionary money managers. The Fund’s
may change the allocation of the Fund’s assets among money	discretionary money managers select the individual portfolio
managers at any time. An exemptive order from the Securities	securities for the assets assigned to them. Fund assets not
and Exchange Commission (“SEC”) permits RIMCo to engage	allocated to discretionary money managers include the Fund’s
or terminate a money manager at any time, subject to approval	liquidity reserves and assets which may be managed directly
by the Fund’s Board, without a shareholder vote. Pursuant to the	by RIMCo to effect the Fund’s investment strategies and/or to
terms of the exemptive order, the Fund is required to notify its	actively manage the Fund’s overall exposures by investing in
shareholders within 90 days of when a money manager begins	securities or other instruments that RIMCo believes will achieve
providing services. As of October 31, 2015, the Fund had five	the desired risk/return profile for the Fund.
money managers.
MFS Institutional Advisors, Inc. (“MFS”) was the best performing
What is the Fund’s investment objective?	manager for the period and outperformed the Fund’s benchmark.
The Fund seeks to provide long-term capital growth.	Strong stock selection in the North America and Europe were the key drivers of outperformance, coupled with an underweight to
How did the Fund perform relative to its benchmark for the	the energy sector. An underweight to value and an overweight to
fiscal year ended October 31, 2015?	momentum stocks were also favorable.
For the fiscal year ended October 31, 2015, the Fund’s Class
A, Class C, Class E, Class S and Class Y Shares gained 3.56%,	Polaris Capital Management, LLC (“Polaris”) was the worst
2.87%, 3.59%, 3.80% and 4.09%, respectively. This is compared	performing manager for the period, though outperformed the
to the Fund’s benchmark, the Russell Developed Large Cap	Fund’s benchmark. The manager’s underweight to consumer
Index® (Net), which gained 1.89% during the same period. The	staples was unfavorable as defensive sectors generally held up
Fund’s performance includes operating expenses, whereas index	well during the period. The manager’s value orientation also
returns are unmanaged and do not include expenses of any kind.	detracted, but was partially offset by a favorable underweight to
Asia Pacific ex-Japan.
For the fiscal year ended October 31, 2015, the Morningstar®
World Stock, a group of funds that Morningstar considers to have	During the period, RIMCo utilized a positioning strategy to control
investment strategies similar to those of the Fund, gained 0.34%.	Fund-level exposures and risks through the purchase of a stock
This result serves as a peer comparison and is expressed net of	portfolio. Using the output from a quantitative model, the strategy
operating expenses.	seeks to position the portfolio to meet RIMCo’s overall preferred positioning with respect to Fund exposures, while optimizing
How did the market conditions described in the Market	the portfolio to minimize tracking error relative to the Fund’s
Summary report affect the Fund’s performance?	money manager portfolios. Over the first three quarters of the
The Russell Developed Large Cap Index® (Net) returned 1.89%	period, the strategy was designed to increase the Fund’s exposure
for the fiscal year ended October 31, 2015. Commodity heavy	to value stocks. In the last quarter of the fiscal year, RIMCo
economies like Canada and Australia lagged significantly due	increased the Fund’s allocation to the strategy and introduced
to a demand slowdown, particularly from China. Asia Pacific	a multi-factor approach designed to express RIMCo’s preferred
ex-Japan also underperformed significantly while the U.S.	Fund positioning across multiple factors and sectors, specifically
outperformed. Energy and materials were the worst hit sectors as	increasing the Fund’s value exposure while moderating the Fund’s
oil prices tumbled to the lowest levels since 2009 and a demand	volatility exposure. The positioning strategy’s benchmark-relative
slowdown in emerging markets caused commodity prices to	performance was negative for the period, driven by the strategy’s
plunge. Defensive sectors held up well amid the volatility. Value	value focus during a period where growth stocks outperformed.
stocks underperformed growth and higher momentum stocks held	In addition, RIMCo utilized equity futures and currency forward
up well.	contracts in order to position the portfolio to meet RIMCo’s
How did the investment strategies and techniques employed	overall preferred positioning with respect to country and currency
by the Fund and its money managers affect its benchmark-	exposures. This strategy generated positive benchmark-relative
relative performance?	performance during the fiscal year ended October 31, 2015.

Russell Global Equity Fund 191

Russell Investment Company
Russell Global Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

During the period, RIMCo equitized the Fund’s cash using index	Money Managers as of October 31,
futures contracts to provide the Fund with full market exposure.	2015	Styles
This did not have a material impact on the Fund’s performance
	Harris Associates LP	Value
for the period.	MFS Institutional Advisors, Inc.	Market Oriented
Fair value pricing adjustments on the last business day of	Polaris Capital Management, LLC	Value
the period detracted from the Fund’s benchmark-relative	Sanders Capital, LLC	Value
	Wellington Management Company, LLP	Growth
performance because the Fund’s index does not use fair value	The views expressed in this report reflect those of the portfolio
pricing adjustments.	managers only through the end of the period covered by
Describe any changes to the Fund’s structure or the money	the report. These views do not necessarily represent the
manager line-up.	views of RIMCo or any other person in RIMCo or any other
In September 2015, RIMCo implemented the changes to the	affiliated organization. These views are subject to change
positioning strategy described above.	at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on February 28, 2007.

** Russell Developed Large Cap® Index Net is an index which offers investors access to the large-cap segment of the developed equity universe. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment of this market and is completely reconstituted annually to accurately reflect the changes in the market over time.

*** The Global Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Global Equity Linked Benchmark represents the returns of the MSCI World Index (net of tax on dividends from foreign holdings) through December 31, 2010 and the returns of the Russell Developed Large Cap Index (net of tax on dividends from foreign holdings) thereafter.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class Y Shares on September 29, 2008.  The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S
Shares. Class Y Shares will have substantially similar returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

192 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$964.50	$1,017.64
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$7.43	$7.63

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.50%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2015	$960.70	$1,013.86
	Expenses Paid During Period*	$11.12	$11.42
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.25%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2015	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2015	$963.70	$1,017.64
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$7.42	$7.63
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Global Equity Fund 193

Russell Investment Company
Russell Global Equity Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$965.40	$1,018.90
Expenses Paid During Period*	$6.19	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$966.30	$1,019.96
Expenses Paid During Period*	$5.15	$5.30

* Expenses are equal to the Fund's annualized expense ratio of 1.04%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

194 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 92.7%			Baidu, Inc. - ADR(Æ)	73,400	13,760
Australia - 0.4%			Tencent Holdings, Ltd.	557,700	10,467
ASX, Ltd. - ADR	14,281	420			32,135
New Hope Corp., Ltd.	18,210	25
Qantas Airways, Ltd.(Æ)	1,062,122	2,993	China - 0.1%
Rio Tinto, Ltd. - ADR	111,467	3,988	China Petroleum & Chemical Corp.
South32, Ltd. Class W - ADR(Æ)	52,720	271	Class H	2,975,600	2,146
Telstra Corp., Ltd.	187,122	721
Washington H Soul Pattinson & Co., Ltd.	3,821	44	Denmark - 0.0%
Woodside Petroleum, Ltd.	34,039	715	Genmab A/S(Æ)	8,876	873
WorleyParsons, Ltd.	751,300	3,495	Tryg A/S	7,970	143
		12,672			1,016

Austria - 0.0%			Finland - 0.7%
Erste Group Bank AG(Æ)	8,571	251	Caverion Corp.	291,645	2,537
			Fortum OYJ	51,023	764
Belgium - 0.5%			Kone OYJ Class B	144,046	6,138
Ageas	8,512	375	Konecranes OYJ	184,789	4,946
Groupe Bruxelles Lambert SA	5,535	449	Neste OYJ	52,743	1,284
KBC Groep NV	5,019	305	Sampo OYJ Class A	33,772	1,648
Proximus SADP	1,259	44	YIT OYJ(Ñ)	458,600	2,407
Solvay SA	40,096	4,525			19,724
UCB SA	102,371	8,843
		14,541	France - 6.3%
			BNP Paribas SA	628,977	38,150
Bermuda - 0.2%			Christian Dior SE	30,968	6,087
Assured Guaranty, Ltd.	156,600	4,297	Cie Generale des Etablissements
Axis Capital Holdings, Ltd.	8,300	448	Michelin Class B	65,500	6,517
China Hongxing Sports, Ltd.(Å)(Æ)	6,320,000	—	Danone SA	421,598	29,352
Endurance Specialty Holdings, Ltd.	3,400	215	Engie SA	86,822	1,521
Hiscox, Ltd.	21,591	322	Etablissements Maurel et Prom(Æ)	70,853	255
PartnerRe, Ltd.	3,900	542	Euler Hermes Group	251	24
REXLot Holdings, Ltd.(Å)(Ñ)	27,960,023	36	Imerys SA	88,389	6,046
Seadrill, Ltd.(Æ)(Ñ)	141,000	912	IPSOS	165,176	3,352
		6,772	Legrand SA - ADR	273,720	15,005
			LVMH Moet Hennessy Louis Vuitton
Canada - 1.4%			SE - ADR	138,143	25,701
BCE, Inc.	31,000	1,340	Numericable-SFR SAS(Æ)	30,223	1,367
Canadian Imperial Bank of Commerce(Ñ)	20,300	1,557	PPR SA	60,874	11,247
Canadian National Railway Co.	357,669	21,850	Renault SA	125,260	11,784
Emera, Inc.(Ñ)	23,600	773	Sanofi - ADR	140,750	14,190
Enbridge, Inc.	19,100	816	Suez Environnement Co.	40,933	778
Encana Corp.	222,100	1,690	Total SA	123,511	5,985
Genworth MI Canada, Inc.(Ñ)	3,000	74	Veolia Environnement SA	111,777	2,599
Great-West Lifeco, Inc.	24,100	639			179,960
Husky Energy, Inc.	40,200	543
Intact Financial Corp.	11,100	793	Germany - 4.4%
Keyera Corp.	12,900	398	Allianz SE	177,531	31,086
Methanex Corp.	109,400	4,365	BASF SE	64,552	5,291
Pembina Pipeline Corp.	26,500	666	Daimler AG	238,791	20,721
Royal Bank of Canada - GDR	12,700	726	Deutsche Telekom AG	374,587	7,004
Suncor Energy, Inc.	49,000	1,458	Deutsche Wohnen AG	6,290	178
TELUS Corp.	17,100	571	Freenet AG	178,132	6,010
Thomson Reuters Corp.	29,000	1,190	Hannover Rueck SE	73,475	8,507
Toronto Dominion Bank	17,300	710	Lanxess AG	104,992	5,639
Valeant Pharmaceuticals International,			Linde AG	118,952	20,631
Inc.(Æ)	7,400	691	Muenchener Rueckversicherungs-
		40,850	Gesellschaft AG in Muenchen	32,020	6,391
			Symrise AG	94,420	6,221
Cayman Islands - 1.1%			Wincor Nixdorf AG	128,163	6,565
Alibaba Group Holding, Ltd. - ADR(Æ)					124,244
(Ñ)	94,337	7,908

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 195

Russell Investment Company
Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Hong Kong - 0.8%			Sumitomo Mitsui Financial Group, Inc.	475,800	18,916
Cathay Pacific Airways, Ltd.	1,885,800	3,741	Takeda Pharmaceutical Co., Ltd.	27,400	1,332
China Resources Power Holdings Co.,			Tohoku Electric Power Co., Inc.	40,900	572
Ltd.	1,101,600	2,487	Tokio Marine Holdings, Inc.	14,500	556
Guangdong Investment, Ltd.	2,241,400	3,151	Tokyo Electric Power Co., Inc.(Æ)	546,200	3,714
Hang Seng Bank, Ltd.	59,200	1,084	Toyota Motor Corp.	349,400	21,394
Hong Kong Exchanges and Clearing,					115,283
Ltd.	154,300	4,028
MTR Corp., Ltd.	55,500	251	Jersey - 1.0%
Power Assets Holdings, Ltd.	196,500	1,954	Delphi Automotive PLC	158,400	13,177
Wharf Holdings, Ltd. (The)	332,000	1,971	Glencore PLC(Æ)	8,540,200	14,709
Wheelock & Co., Ltd.	688,000	3,198			27,886
		21,865
			Luxembourg - 0.4%
India - 0.8%			ArcelorMittal	237,196	1,319
Axis Bank, Ltd.	717,745	5,204	Samsonite International SA	3,649,200	10,741
Bharti Infratel, Ltd.	553,145	3,287			12,060
ICICI Bank, Ltd.	1,887,087	7,964
Infosys, Ltd. - ADR(Ñ)	295,800	5,372	Netherlands - 2.5%
		21,827	Akzo Nobel NV	185,317	13,094
			Altice NV Class A(Æ)	15,630	269
Ireland - 2.6%			Altice NV Class B(Æ)	12,782	226
Accenture PLC Class A	302,838	32,464	CNH Industrial NV	2,118,715	14,304
Greencore Group PLC Class A	1,207,952	5,618	Euronext NV(Þ)	1,928	85
Medtronic PLC	491,079	36,301	Heineken NV	207,142	18,887
XL Group PLC Class A	1,000	38	ING Groep NV	28,434	412
		74,421	Koninklijke Ahold NV	68,541	1,392
			Koninklijke Philips NV	462,797	12,484
Israel - 0.3%			Mylan NV(Æ)	199,797	8,809
Teva Pharmaceutical Industries, Ltd.			NXP Semiconductors NV(Æ)	2,636	207
- ADR	119,100	7,050			70,169

Italy - 0.4%			Netherlands Antilles - 0.1%
A2A SpA	610,733	838	Schlumberger, Ltd.	24,200	1,892
Enel SpA	1,154,698	5,331
ENI SpA - ADR	68,802	1,123	New Zealand - 0.0%
Intesa Sanpaolo SpA	283,283	970	Contact Energy, Ltd.	26,297	92
Snam Rete Gas SpA	161,453	835
Trevi Finanziaria Industriale SpA(Ñ)	1,800,905	2,328	Norway - 0.5%
		11,425	DNB ASA	343,898	4,363
			SpareBank 1 SR-Bank ASA	881,252	4,205
Japan - 4.1%			Statoil ASA Class N	8,920	144
Asahi Group Holdings, Ltd.	192,300	5,918	TGS Nopec Geophysical Co. ASA - ADR	7,860	156
Canon, Inc.	38,800	1,159	Yara International ASA	145,300	6,589
Chubu Electric Power Co., Inc.	99,800	1,530			15,457
Dai-ichi Life Insurance Co., Ltd. (The)	22,900	396
Daiwa House Industry Co., Ltd.	24,200	632	Portugal - 0.2%
Daiwa Securities Group, Inc.	2,442,000	16,654	Energias de Portugal SA	1,403,889	5,187
Eisai Co., Ltd.	104,000	6,470
Honda Motor Co., Ltd.	146,200	4,854	Russia - 0.1%
Inpex Corp.	17,600	168	Sberbank PAO - ADR	363,500	2,221

Japan Tobacco, Inc.	49,300	1,703	Singapore - 0.3%
Kakaku.com, Inc.	317,900	5,936	Singapore Telecommunications, Ltd.	248,300	703
KDDI Corp.	255,900	6,182	United Overseas Bank, Ltd.	440,800	6,389
Kyushu Electric Power Co., Inc.	43,400	523			7,092
MEIJI Holdings Co., Ltd.	2,200	173
NTT DOCOMO, Inc.	104,700	2,055	South Africa - 0.2%
Ono Pharmaceutical Co., Ltd.	57,340	7,813	Sasol, Ltd. - ADR	162,293	5,169
Shikoku Electric Power Co., Inc.(Æ)	27,500	465
Showa Denko KK	4,778,000	6,002	South Korea - 2.2%
Sompo Japan Nipponkoa Holdings, Inc.	2,500	78	BNK Financial Group, Inc.	237,415	2,904
Sony Corp.	3,100	88	DGB Financial Group, Inc.	7,635	71

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Hyundai Motor Co.	11,187	1,529	Experian PLC	499,400	8,516
Kia Motors Corp.	165,800	8,091	GlaxoSmithKline PLC - ADR	60,901	1,312
LG Household & Health Care, Ltd.	3,748	3,101	HSBC Holdings PLC	206,019	1,609
Samsung Electronics Co., Ltd.	37,657	45,109	Imperial Tobacco Group PLC	98,251	5,292
Shinhan Financial Group Co., Ltd.	76,879	2,926	International Game Technology PLC(Ñ)	312,516	5,069
		63,731	Land Securities Group PLC(ö)	31,272	645
			Marks & Spencer Group PLC	712,222	5,623
Spain - 0.1%			National Grid PLC	49,708	707
Acciona SA	1,419	119	Persimmon PLC Class A(Æ)	298,435	9,153
Endesa SA - ADR	25,849	575	Reckitt Benckiser Group PLC	272,766	26,613
Iberdrola SA	305,423	2,180	Rexam PLC	473,226	3,935
Tecnicas Reunidas SA	2,415	108	Royal Dutch Shell PLC Class A	183,388	4,796
		2,982	Royal Dutch Shell PLC Class B	115,764	3,024
			Standard Chartered PLC	414,744	4,603
Sweden - 1.1%			Taylor Wimpey PLC	3,054,669	9,302
Atlas Copco AB Class B(Ñ)	129,100	3,116	Tesco PLC(Æ)	1,747,954	4,925
Duni AB	260,200	3,951	Vodafone Group PLC	386,027	1,273
Fastighets AB Balder Class B(Æ)	5,546	112			214,212
Investor AB Class B	183,329	6,787
Loomis AB Class B	188,660	4,889	United States - 46.1%
Nordea Bank AB	599,899	6,615	3M Co.	117,672	18,499
Svenska Handelsbanken AB Class A	436,287	5,917	Aflac, Inc.	12,100	771
		31,387	Allergan PLC(Æ)	52,519	16,201
			ALLETE, Inc.	129,800	6,517
Switzerland - 5.1%			Alphabet, Inc. Class A(Æ)	33,169	24,458
Allied World Assurance Co. Holdings			Alphabet, Inc. Class C(Æ)	13,242	9,413
AG	7,600	276	Altria Group, Inc.	48,400	2,927
Basellandschaftliche Kantonalbank	79	71	Amazon.com, Inc.(Æ)	33,373	20,888
Basler Kantonalbank	7,914	540	Ameren Corp.	7,400	323
Cie Financiere Richemont SA(Æ)	286,236	24,482	American Electric Power Co., Inc.	25,300	1,433
Credit Suisse Group AG(Æ)	759,709	18,918	American Financial Group, Inc.	5,600	404
Julius Baer Group, Ltd.(Æ)	455,180	22,554	American International Group, Inc.	454,336	28,650
Kuehne & Nagel International AG	42,300	5,859	American Tower Corp.(ö)	104,522	10,685
LafargeHolcim, Ltd.(Æ)	206,875	11,635	Ameris Bancorp	290,520	9,151
Nestle SA	331,413	25,301	Ametek, Inc.	73,598	4,035
Novartis AG	267,374	24,242	Anadarko Petroleum Corp.	143,500	9,597
Roche Holding AG	40,693	11,022	Analog Devices, Inc.	3,800	228
Swisscom AG	330	170	Anthem, Inc.	140,300	19,523
UBS Group AG	30,895	617	Apple, Inc.	246,420	29,447
		145,687	Applied Materials, Inc.	289,500	4,855

Taiwan - 0.6%			Astoria Financial Corp.	445,200	7,105
Taiwan Semiconductor Manufacturing			Atmos Energy Corp.	6,200	391
Co., Ltd. - ADR	774,400	17,006	Automatic Data Processing, Inc.	8,000	696
			Baker Hughes, Inc.	12,700	669
Thailand - 0.2%			Bank of America Corp.	1,110,200	18,629
Thai Oil PCL	3,653,800	5,549	Becton Dickinson and Co.	66,003	9,407
			Bed Bath & Beyond, Inc.(Æ)	52,500	3,131
United Kingdom - 7.6%			Berkshire Hathaway, Inc. Class B(Æ)	26,300	3,577
Amlin PLC	38,643	392	BioMarin Pharmaceutical, Inc.(Æ)	600	70
Aon PLC	113,700	10,609	BlackRock, Inc. Class A	21,430	7,543
AstraZeneca PLC	146,792	9,370	Boeing Co. (The)	9,500	1,407
Barclays PLC	4,667,520	16,612	Boston Scientific Corp.(Æ)	340,225	6,219
Barratt Developments PLC	962,443	9,067	Bristol-Myers Squibb Co.	253,415	16,713
BBA Aviation PLC	1,731,672	5,083	Brookline Bancorp, Inc.	352,276	3,998
Bellway PLC	193,757	7,738	Brooks Automation, Inc.	358,977	3,963
BG Group PLC	17,456	275	CalAtlantic Group, Inc.(Æ)	111,184	4,235
BHP Billiton PLC - ADR	131,800	4,250	Capital One Financial Corp.	78,900	6,225
BP PLC	2,609,896	15,492	Carter's, Inc.	57,000	5,180
British American Tobacco PLC	24,933	1,480	Caterpillar, Inc.	116,400	8,496
Burberry Group PLC	347,030	7,095	Cerner Corp.(Æ)	145,459	9,642
Diageo PLC	1,050,317	30,352

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 197

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Charter Communications, Inc. Class			Johnson & Johnson	192,000	19,398
A(Æ)	1,900	363	JPMorgan Chase & Co.	551,100	35,408
Chesapeake Energy Corp.(Ñ)	160,600	1,145	Kimberly-Clark Corp.	4,300	515
Chevron Corp.	37,400	3,399	Kinder Morgan, Inc.	22,200	607
Chipotle Mexican Grill, Inc. Class A(Æ)	6,248	4,000	Lennar Corp. Class A	199,000	9,964
Chubb Corp. (The)	58,400	7,554	Lockheed Martin Corp.	9,700	2,132
Cigna Corp.	96,000	12,868	Marathon Petroleum Corp.	186,100	9,640
Cincinnati Financial Corp.	12,200	735	MasterCard, Inc. Class A	17,500	1,732
Cisco Systems, Inc.	22,900	661	McDonald's Corp.	17,800	1,998
Citigroup, Inc.	423,900	22,539	Merck & Co., Inc.	342,600	18,726
Clorox Co. (The)	2,100	256	Mercury General Corp.	2,000	108
CMS Energy Corp.	8,400	303	Meritage Homes Corp.(Æ)	116,600	4,111
Coca-Cola Co. (The)	57,500	2,435	MetLife, Inc.	160,300	8,076
Colgate-Palmolive Co.	6,500	431	Microsoft Corp.	799,400	42,080
Columbia Pipeline Group, Inc.	40,800	847	Mondelez International, Inc. Class A	219,140	10,115
Comcast Corp. Class A(Æ)	5,300	332	Monster Beverage Corp.(Æ)	56,911	7,758
Consolidated Edison, Inc.	20,700	1,361	Morgan Stanley	14,400	475
Corning, Inc.	397,400	7,392	National Oilwell Varco, Inc.	3,800	143
CoStar Group, Inc.(Æ)	46,559	9,455	NextEra Energy, Inc.	85,300	8,757
Cummins, Inc.	58,800	6,086	Northern Trust Corp.	90,880	6,397
CVS Health Corp.	7,600	751	Occidental Petroleum Corp.	30,000	2,236
Danaher Corp.	82,564	7,704	Oracle Corp.	469,525	18,236
DexCom, Inc.(Æ)	9,000	750	PepsiCo, Inc.	27,500	2,810
DigitalGlobe, Inc.(Æ)	213,867	3,193	Pfizer, Inc.	90,600	3,064
Dime Community Bancshares, Inc.	309,300	5,366	PG&E Corp.	33,900	1,810
Dominion Resources, Inc.	6,800	486	Philip Morris International, Inc.	27,900	2,466
DR Horton, Inc.	672,100	19,787	Phillips 66(Æ)	41,700	3,713
Dr Pepper Snapple Group, Inc.	10,800	965	Pinnacle West Capital Corp.	9,000	572
DTE Energy Co.	7,600	620	Platform Specialty Products Corp.(Æ)(Ñ)	532,828	5,563
Duke Energy Corp.	24,200	1,730	PPL Corp.	51,800	1,782
Edison International	22,300	1,350	Praxair, Inc.	172,296	19,140
Electronic Arts, Inc.(Æ)	13,900	1,002	Priceline Group, Inc. (The)(Æ)	6,802	9,892
Eli Lilly & Co.	30,600	2,496	ProAssurance Corp.	4,600	244
EP Energy Corp. Class A(Æ)(Ñ)	167,800	925	Procter & Gamble Co. (The)	37,600	2,872
Eversource Energy	10,400	530	Progressive Corp. (The)	47,300	1,567
Exelon Corp.	36,800	1,027	Public Service Enterprise Group, Inc.	40,700	1,680
Exxon Mobil Corp.	49,500	4,096	Public Storage(ö)	11,000	2,524
Facebook, Inc. Class A(Æ)	80,682	8,227	Pure Storage, Inc. Class A(Æ)	8,200	145
FairPoint Communications, Inc.(Æ)(Ñ)	200,904	3,222	QUALCOMM, Inc.	30,100	1,789
Fortune Brands Home & Security, Inc.	147,408	7,714	Quest Diagnostics, Inc.	84,900	5,769
Frontier Communications Corp.(Ñ)	1,006,300	5,172	Range Resources Corp.(Ñ)	324,700	9,884
General Dynamics Corp.	102,400	15,215	Raytheon Co.	14,400	1,691
General Electric Co.	298,700	8,638	Regal Entertainment Group Class A(Ñ)	138,585	2,686
General Motors Co.	484,900	16,928	Reynolds American, Inc.	49,600	2,397
Goldman Sachs Group, Inc. (The)	48,300	9,056	Rite Aid Corp.(Æ)	100,800	794
Goodyear Tire & Rubber Co. (The)	60,500	1,987	SCANA Corp.	9,100	539
Graham Holdings Co. Class B	5,700	3,149	Sempra Energy	4,900	502
Harman International Industries, Inc.	57,661	6,340	ServiceNow, Inc.(Æ)	56,904	4,646
Hartford Financial Services Group, Inc.	18,800	870	Skechers U.S.A., Inc. Class A(Æ)	58,800	1,835
HollyFrontier Corp.	15,400	754	Southern Co. (The)	38,500	1,736
Home Depot, Inc.	24,100	2,980	Southwest Bancorp, Inc.	364,200	6,159
Honeywell International, Inc.	274,803	28,382	St. Jude Medical, Inc.	182,100	11,620
HP Inc.(Æ)	191,800	5,171	State Street Corp.	337,643	23,297
Hyatt Hotels Corp. Class A(Æ)	24,300	1,225	Stericycle, Inc.(Æ)	32,929	3,997
Independent Bank Corp.	144,292	6,744	SunTrust Banks, Inc.	110,900	4,605
Intel Corp.	887,400	30,047	Tesoro Corp.	36,600	3,914
International Bancshares Corp.	201,918	5,442	Texas Instruments, Inc.	17,400	987
International Business Machines Corp.	49,150	6,885	Thermo Fisher Scientific, Inc.	219,464	28,701
JetBlue Airways Corp.(Æ)	72,200	1,793	Tiffany & Co.	51,539	4,249
JM Smucker Co. (The)	58,700	6,891	Time Warner, Inc.	372,654	28,076

See accompanying notes which are an integral part of the financial statements.

198 Russell Global Equity Fund

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
	Principal		Fair			Principal		Fair
	Amount ($)		Value			Amount ($)		Value
	or Shares		$			or Shares		$
Travelers Cos., Inc. (The)	15,500		1,750
United Parcel Service, Inc. Class B	216,359		22,289		Other Securities - 2.1%
United Technologies Corp.	122,669		12,072		Russell U.S. Cash Collateral Fund(×)	58,265,487	(8)	58,265
UnitedHealth Group, Inc.	160,000		18,845		Total Other Securities
US Bancorp	5,800		245		(cost $58,265)			58,265
Valero Energy Corp.	44,900		2,960
Veeva Systems, Inc. Class A(Æ)	226,635		5,750		Total Investments 101.6%
Verizon Communications, Inc.	123,700		5,799		(identified cost $2,355,662)			2,884,012
Visa, Inc. Class A	451,617		35,036

Voya Financial, Inc.	94,100		3,818		Other Assets and Liabilities, Net
Walgreens Boots Alliance, Inc.	2,600		220
Wal-Mart Stores, Inc.	41,800		2,393	-	(1.6%)			(45,583)
Walt Disney Co. (The)	294,156		33,457		Net Assets - 100.0%			2,838,429
Waters Corp.(Æ)	128,925		16,477
Webster Financial Corp.	183,600		6,812
WEC Energy Group, Inc.	14,100		727
Wells Fargo & Co.	347,000		18,787
Western Union Co. (The)	302,200		5,817
Workday, Inc. Class A(Æ)	113,553		8,967
Wyndham Worldwide Corp.	75,681		6,157
Xcel Energy, Inc.	25,700		916
Xerox Corp.	503,600		4,729
Yahoo!, Inc.(Æ)	67,800		2,415
Zillow Group, Inc.(Æ)(Ñ)	149,012		4,126
Zillow Group, Inc. Class A(Æ)(Ñ)	64,398		1,984
Zimmer Biomet Holdings, Inc.	132,008		13,804
			1,307,754

Virgin Islands, British - 0.3%
Nomad Foods, Ltd.(Æ)	554,277		8,091

Total Common Stocks
(cost $2,097,419)			2,629,806

Investments in Other Funds - 0.0%
Vanguard FTSE All-World ex-US ETF	21,500		978
Class U
Total Investments in Other Funds
(cost $1,053)			978

Preferred Stocks - 0.2%
Brazil - 0.1%
Investimentos Itau SA	1,858,912		3,470

Germany - 0.1%
Porsche Automobil Holding SE	57,600		2,699

Japan - 0.0%
Shinkin Central Bank Class A	37		69

Total Preferred Stocks
(cost $10,210)			6,238

Short-Term Investments - 6.6%
United States - 6.6%
Russell U.S. Cash Management Fund	166,732,262	(8)	166,732
United States Treasury Bills (§)
0.230% due 03/03/16	22,000		21,993
			188,725
Total Short-Term Investments
(cost $188,715)			188,725

See accompanying notes which are an integral part of the financial statements

Russell Global Equity Fund 199

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Schedule of Investments, continued — October 31, 2015

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
	Acquisition		Amount ($)	Unit	(000)	(000)
% of Net Assets Securities	Date		or shares	$	$	$
0.0%
China Hongxing Sports, Ltd.	08/27/10	SGD	6,320,000	—	765	—
REXLot Holdings, Ltd.	08/22/14	HKD	27,960,023	0.10	2,842	36
						36
For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

200 Russell Global Equity Fund

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
CAC40 10 EURO Index Futures			251	EUR	12,288	11/15	633
DAX Index Futures			44	EUR	11,902	12/15	781
Euro STOXX Index 50 Futures			244	EUR	8,303	12/15	455
FTSE 100 Index Futures			156	GBP	9,859	12/15	179
Hang Seng Index Futures			19	HKD	21,550	11/15	(52)
OMXS30 Index Futures			119	SEK	17,802	11/15	55
S&P 500 E-Mini Index Futures		1,217		USD	126,185	12/15	5,359
S&P Mid 400 E-Mini Index Futures			66	USD	9,513	12/15	154
S&P/TSX 50 Index Futures			238	CAD	37,718	12/15	360
SPI 200 Index Futures			286	AUD	37,437	12/15	734
TOPIX Index Futures		1,110		JPY	17,299,350	12/15	10,687
Short Positions
Euro STOXX Index 50 Futures		1,584		EUR	53,904	12/15	(3,652)
FTSE 100 Index Futures			522	GBP	32,990	12/15	(2,159)
Hang Seng Index Futures			134	HKD	151,983	11/15	311
MSCI Emerging Markets Mini Index Futures		1,278		USD	53,912	12/15	(3,591)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							10,254

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Bank of America	USD	71		AUD	100	12/16/15	—
Bank of America	USD	278		AUD	400	12/16/15	6
Bank of America	USD	2,176		AUD	3,000	12/16/15	(42)
Bank of America	USD	20,918		AUD	30,000	12/16/15	428
Bank of America	USD	151		CAD	200	12/16/15	2
Bank of America	USD	373		CAD	500	12/16/15	9
Bank of America	USD	3,096		CAD	4,000	12/16/15	(38)
Bank of America	USD	20,960		CAD	28,000	12/16/15	447
Bank of America	USD	284		CHF	281	11/02/15	1
Bank of America	USD	637		CHF	631	11/03/15	2
Bank of America	USD	713		CHF	706	11/03/15	2
Bank of America	USD	757		EUR	688	11/03/15	—
Bank of America	USD	569		EUR	500	12/16/15	(19)
Bank of America	USD	1,121		EUR	1,000	12/16/15	(20)
Bank of America	USD	1,712		EUR	1,500	12/16/15	(61)
Bank of America	USD	1,763		EUR	1,600	12/16/15	(3)
Bank of America	USD	2,249		EUR	2,000	12/16/15	(48)
Bank of America	USD	15,376		EUR	13,500	12/16/15	(521)
Bank of America	USD	23,610		EUR	21,000	12/16/15	(502)
Bank of America	USD	617		GBP	402	11/03/15	3
Bank of America	USD	825		GBP	538	11/03/15	4
Bank of America	USD	307		GBP	200	12/16/15	2
Bank of America	USD	310		GBP	200	12/16/15	(2)
Bank of America	USD	606		GBP	400	12/16/15	11
Bank of America	USD	612		GBP	400	12/16/15	4
Bank of America	USD	910		GBP	600	12/16/15	15
Bank of America	USD	6,488		GBP	4,200	12/16/15	(14)
Bank of America	USD	352		HKD	2,725	11/03/15	—
Bank of America	USD	914		HKD	7,083	11/03/15	—
Bank of America	USD	941		HKD	7,290	11/03/15	—
Bank of America	USD	194		HKD	1,500	12/16/15	—
Bank of America	USD	258		HKD	2,000	12/16/15	—
Bank of America	USD	710		HKD	5,500	12/16/15	—
Bank of America	USD	1,290		HKD	10,000	12/16/15	—
Bank of America	USD	516		JPY	62,336	11/05/15	—
Bank of America	USD	685		JPY	82,694	11/05/15	—

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 201

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Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	416	JPY	50,000	12/16/15	(1)
Bank of America	USD	423	JPY	50,000	12/16/15	(8)
Bank of America	USD	824	JPY	100,000	12/16/15	5
Bank of America	USD	1,002	JPY	120,000	12/16/15	(7)
Bank of America	USD	7,542	JPY	900,000	12/16/15	(79)
Bank of America	USD	121,211	JPY	14,500,000	12/16/15	(971)
Bank of America	USD	118	SEK	1,000	12/16/15	(1)
Bank of America	USD	975	SEK	8,000	12/16/15	(37)
Bank of America	AUD	100	USD	72	12/16/15	1
Bank of America	AUD	150	USD	107	12/16/15	—
Bank of America	AUD	200	USD	146	12/16/15	4
Bank of America	AUD	200	USD	147	12/16/15	4
Bank of America	AUD	800	USD	588	12/16/15	19
Bank of America	CAD	100	USD	76	12/16/15	(1)
Bank of America	CAD	100	USD	75	12/16/15	(1)
Bank of America	CAD	150	USD	115	12/16/15	—
Bank of America	CAD	200	USD	154	12/16/15	1
Bank of America	CAD	260	USD	201	12/16/15	2
Bank of America	CAD	300	USD	233	12/16/15	4
Bank of America	EUR	684	USD	749	11/02/15	(3)
Bank of America	EUR	412	USD	453	11/03/15	1
Bank of America	EUR	300	USD	337	12/16/15	7
Bank of America	EUR	400	USD	456	12/16/15	16
Bank of America	EUR	700	USD	801	12/16/15	30
Bank of America	EUR	900	USD	1,025	12/16/15	35
Bank of America	EUR	1,200	USD	1,364	12/16/15	44
Bank of America	EUR	1,500	USD	1,658	12/16/15	7
Bank of America	GBP	114	USD	174	11/02/15	(1)
Bank of America	GBP	121	USD	185	11/02/15	(1)
Bank of America	GBP	100	USD	153	12/16/15	(2)
Bank of America	GBP	200	USD	312	12/16/15	3
Bank of America	GBP	300	USD	460	12/16/15	(2)
Bank of America	GBP	300	USD	464	12/16/15	2
Bank of America	GBP	31,700	USD	48,158	12/16/15	(702)
Bank of America	HKD	1,699	USD	219	11/02/15	—
Bank of America	HKD	1,118	USD	144	11/03/15	—
Bank of America	HKD	800	USD	103	12/16/15	—
Bank of America	HKD	1,000	USD	129	12/16/15	—
Bank of America	HKD	145,500	USD	18,772	12/16/15	(4)
Bank of America	JPY	10,000	USD	83	12/16/15	1
Bank of America	JPY	30,000	USD	251	12/16/15	2
Bank of America	JPY	50,000	USD	417	12/16/15	3
Bank of America	JPY	60,000	USD	505	12/16/15	8
Bank of America	JPY	60,000	USD	500	12/16/15	3
Bank of America	JPY	200,000	USD	1,669	12/16/15	10
Bank of America	JPY	380,000	USD	3,174	12/16/15	23
Bank of America	SEK	800	USD	97	12/16/15	4
Bank of America	SEK	800	USD	98	12/16/15	5
Bank of Montreal	USD	488	AUD	698	12/16/15	9
Bank of Montreal	USD	646	CAD	854	12/16/15	7
Bank of Montreal	USD	1,362	EUR	1,200	12/16/15	(42)
Bank of Montreal	USD	3,551	EUR	3,180	12/16/15	(52)
Bank of Montreal	USD	1,469	GBP	957	12/16/15	5
Bank of Montreal	USD	237	HKD	1,838	12/16/15	—
Bank of Montreal	USD	853	JPY	103,200	12/16/15	3
Bank of Montreal	USD	1,626	JPY	196,672	12/16/15	5
Bank of Montreal	USD	238	SEK	1,999	12/16/15	(3)
Bank of Montreal	EUR	25,809	USD	28,824	12/16/15	424
Bank of New York	USD	362	AUD	500	12/16/15	(6)
Bank of New York	USD	155	CAD	200	12/16/15	(2)
Bank of New York	USD	585	JPY	70,000	12/16/15	(5)
Bank of New York	USD	668	JPY	80,000	12/16/15	(5)
Bank of New York	EUR	1,500	USD	1,707	12/16/15	58

See accompanying notes which are an integral part of the financial statements.

202 Russell Global Equity Fund

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Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of New York	JPY	25,000	USD	210	12/16/15	2
Bank of New York	JPY	50,000	USD	416	12/16/15	1
BNP Paribas	USD	488	AUD	698	12/16/15	9
BNP Paribas	USD	645	CAD	854	12/16/15	8
BNP Paribas	USD	340	EUR	300	12/16/15	(10)
BNP Paribas	USD	3,555	EUR	3,180	12/16/15	(57)
BNP Paribas	USD	1,469	GBP	957	12/16/15	6
BNP Paribas	USD	237	HKD	1,838	12/16/15	—
BNP Paribas	USD	854	JPY	103,200	12/16/15	2
BNP Paribas	USD	1,628	JPY	196,672	12/16/15	3
BNP Paribas	USD	238	SEK	1,999	12/16/15	(4)
BNP Paribas	AUD	60	USD	44	12/16/15	1
BNP Paribas	CAD	70	USD	54	12/16/15	1
BNP Paribas	EUR	300	USD	345	12/16/15	14
BNP Paribas	EUR	25,809	USD	28,855	12/16/15	455
BNP Paribas	GBP	100	USD	155	12/16/15	1
BNP Paribas	JPY	20,000	USD	168	12/16/15	3
Brown Brothers Harriman	USD	495	AUD	700	12/16/15	4
Brown Brothers Harriman	USD	228	CAD	300	12/16/15	1
Citigroup	USD	349	AUD	500	12/16/15	6
Citigroup	USD	299	CAD	400	12/16/15	7
Citigroup	USD	612	GBP	400	12/16/15	4
Citigroup	USD	181	HKD	1,400	12/16/15	—
Citigroup	USD	165	JPY	20,000	12/16/15	1
Citigroup	USD	829	JPY	100,000	12/16/15	1
Citigroup	USD	4,351	JPY	520,000	12/16/15	(39)
Citigroup	AUD	300	USD	216	12/16/15	2
Citigroup	CAD	250	USD	192	12/16/15	—
Citigroup	CAD	300	USD	230	12/16/15	1
Citigroup	EUR	400	USD	441	12/16/15	1
Citigroup	EUR	1,000	USD	1,121	12/16/15	21
Citigroup	EUR	1,800	USD	2,032	12/16/15	52
Citigroup	GBP	300	USD	463	12/16/15	1
Citigroup	GBP	500	USD	758	12/16/15	(13)
Citigroup	HKD	2,000	USD	258	12/16/15	—
Citigroup	HKD	3,500	USD	452	12/16/15	—
Deutsche Bank	USD	341	EUR	300	12/16/15	(11)
HSBC	USD	488	AUD	698	12/16/15	9
HSBC	USD	645	CAD	854	12/16/15	7
HSBC	USD	3,552	EUR	3,180	12/16/15	(52)
HSBC	USD	1,469	GBP	957	12/16/15	6
HSBC	USD	237	HKD	1,838	12/16/15	—
HSBC	USD	854	JPY	103,200	12/16/15	2
HSBC	USD	1,627	JPY	196,672	12/16/15	4
HSBC	USD	238	SEK	1,999	12/16/15	(4)
HSBC	EUR	25,809	USD	28,826	12/16/15	427
Morgan Stanley	USD	337	EUR	300	12/16/15	(6)
Morgan Stanley	USD	129	HKD	1,000	12/16/15	—
Morgan Stanley	USD	250	JPY	30,000	12/16/15	(2)
Morgan Stanley	USD	120	SEK	1,000	12/16/15	(3)
Northern Trust	USD	43	EUR	39	11/02/15	—
Northern Trust	USD	656	JPY	79,327	11/02/15	1
Royal Bank of Canada	USD	144	AUD	200	12/16/15	(1)
Royal Bank of Canada	USD	488	AUD	698	12/16/15	9
Royal Bank of Canada	USD	153	CAD	200	12/16/15	—
Royal Bank of Canada	USD	645	CAD	854	12/16/15	8
Royal Bank of Canada	USD	788	EUR	700	12/16/15	(18)
Royal Bank of Canada	USD	3,553	EUR	3,180	12/16/15	(54)
Royal Bank of Canada	USD	306	GBP	200	12/16/15	2
Royal Bank of Canada	USD	1,469	GBP	957	12/16/15	6
Royal Bank of Canada	USD	237	HKD	1,838	12/16/15	—
Royal Bank of Canada	USD	250	JPY	30,000	12/16/15	(2)
Royal Bank of Canada	USD	854	JPY	103,200	12/16/15	2

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 203

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Royal Bank of Canada	USD	1,627	JPY	196,672	12/16/15	4
Royal Bank of Canada	USD	238	SEK	1,999	12/16/15	(4)
Royal Bank of Canada	EUR	25,809	USD	28,837	12/16/15	438
State Street	USD	175	AUD	250	12/16/15	3
State Street	USD	216	AUD	300	12/16/15	(2)
State Street	USD	356	AUD	500	12/16/15	—
State Street	USD	224	CAD	300	12/16/15	5
State Street	USD	229	CAD	300	12/16/15	—
State Street	USD	382	CAD	500	12/16/15	1
State Street	USD	382	CAD	500	12/16/15	—
State Street	USD	28	CHF	27	11/02/15	—
State Street	USD	498	CHF	492	11/02/15	1
State Street	USD	11	CHF	11	11/03/15	—
State Street	USD	7,345	CHF	7,156	12/16/15	(96)
State Street	USD	363	EUR	331	11/02/15	1
State Street	USD	228	EUR	200	12/16/15	(8)
State Street	USD	334	EUR	300	12/16/15	(3)
State Street	USD	500	EUR	450	12/16/15	(5)
State Street	USD	896	EUR	800	12/16/15	(15)
State Street	USD	876	GBP	572	11/02/15	6
State Street	USD	454	GBP	300	12/16/15	8
State Street	USD	770	GBP	500	12/16/15	1
State Street	USD	925	GBP	600	12/16/15	—
State Street	USD	129	HKD	1,000	12/16/15	—
State Street	USD	129	HKD	1,000	12/16/15	—
State Street	USD	361	HKD	2,800	12/16/15	—
State Street	USD	418	JPY	50,000	12/16/15	(3)
State Street	USD	829	JPY	100,000	12/16/15	—
State Street	USD	1,165	JPY	140,000	12/16/15	(4)
State Street	USD	1,664	JPY	200,000	12/16/15	(6)
State Street	USD	1,786	KRW	2,031,422	11/02/15	(4)
State Street	USD	178	SEK	1,500	12/16/15	(2)
State Street	AUD	200	USD	142	12/16/15	—
State Street	CAD	200	USD	151	12/16/15	(2)
State Street	CHF	22,284	USD	23,058	12/16/15	480
State Street	EUR	800	USD	903	12/16/15	23
State Street	EUR	900	USD	994	12/16/15	4
State Street	EUR	1,000	USD	1,098	12/16/15	(3)
State Street	GBP	—	USD	—	11/02/15	—
State Street	GBP	259	USD	399	11/03/15	1
State Street	GBP	200	USD	306	12/16/15	(2)
State Street	GBP	300	USD	460	12/16/15	(3)
State Street	GBP	400	USD	612	12/16/15	(4)
State Street	HKD	356	USD	46	11/02/15	—
State Street	HKD	700	USD	90	12/16/15	—
State Street	JPY	10,000	USD	83	12/16/15	—
State Street	JPY	300,000	USD	2,486	12/16/15	(1)
State Street	SEK	900	USD	109	12/16/15	3
UBS	USD	488	AUD	698	12/16/15	9
UBS	USD	646	CAD	854	12/16/15	7
UBS	USD	3,553	EUR	3,180	12/16/15	(54)
UBS	USD	1,469	GBP	957	12/16/15	6
UBS	USD	237	HKD	1,838	12/16/15	—
UBS	USD	854	JPY	103,200	12/16/15	2
UBS	USD	1,627	JPY	196,672	12/16/15	4
UBS	USD	238	SEK	1,999	12/16/15	(4)
UBS	EUR	25,809	USD	28,840	12/16/15	440
UBS	JPY	350,000	USD	2,933	12/16/15	31
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						553

See accompanying notes which are an integral part of the financial statements.

204 Russell Global Equity Fund

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Schedule of Investments, continued — October 31, 2015

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Common Stocks
Australia	$3,264	$9,408	$—	$12,672	0.4
Austria	—	251	—	251	—*
Belgium	—	14,541	—	14,541	0.5
Bermuda	6,414	322	36	6,772	0.2
Canada	40,850	—	—	40,850	1.4
Cayman Islands	21,668	10,467	—	32,135	1.1
China	—	2,146	—	2,146	0.1
Denmark	—	1,016	—	1,016	—*
Finland	—	19,724	—	19,724	0.7
France	—	179,960	—	179,960	6.3
Germany	—	124,244	—	124,244	4.4
Hong Kong	—	21,865	—	21,865	0.8
India	5,372	16,455	—	21,827	0.8
Ireland	68,803	5,618	—	74,421	2.6
Israel	7,050	—	—	7,050	0.3
Italy	—	11,425	—	11,425	0.4
Japan	—	115,283	—	115,283	4.1
Jersey	13,177	14,709	—	27,886	1.0
Luxembourg	—	12,060	—	12,060	0.4
Netherlands	9,016	61,153	—	70,169	2.5
Netherlands Antilles	1,892	—	—	1,892	0.1
New Zealand	—	92	—	92	—*
Norway	—	15,457	—	15,457	0.5
Portugal	—	5,187	—	5,187	0.2
Russia	—	2,221	—	2,221	0.1
Singapore	—	7,092	—	7,092	0.3
South Africa	—	5,169	—	5,169	0.2
South Korea	—	63,731	—	63,731	2.2
Spain	—	2,982	—	2,982	0.1
Sweden	—	31,387	—	31,387	1.1
Switzerland	276	145,411	—	145,687	5.1
Taiwan	17,006	—	—	17,006	0.6
Thailand	—	5,549	—	5,549	0.2
United Kingdom	19,928	194,284	—	214,212	7.6
United States	1,307,754	—	—	1,307,754	46.1
Virgin Islands, British	—	8,091	—	8,091	0.3
Investments in Other Funds	978	—	—	978	—*
Preferred Stocks	3,470	2,768	—	6,238	0.2
Short-Term Investments	—	188,725	—	188,725	6.6
Other Securities	—	58,265	—	58,265	2.1
Total Investments	1,526,918	1,357,058	36	2,884,012	101.6
Other Assets and Liabilities, Net					(1.6)
					100.0

Other Financial Instruments
Futures Contracts	10,254	—	—	10,254	0.4
Foreign Currency Exchange Contracts	11	542	—	553	—*
Total Other Financial Instruments**	$10,265	$542	$—	$10,807

*    Less than .05% of net assets.
**   Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2015 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 205

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Russell Global Equity Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$4,260
Variation margin on futures contracts*	19,708	—
Total	$19,708	$4,260

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$9,454	$—
Unrealized depreciation on foreign currency exchange contracts	—	3,707
Total	$9,454	$3,707
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$24,455	$—
Foreign currency-related transactions**	—	16,207
Total	$24,455	$16,207

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(9,746)	$—
Foreign currency-related transactions***	—	(5,037)
Total	$(9,746)	$(5,037)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

206 Russell Global Equity Fund

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Russell Global Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$54,155	$ — $	54,155
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	4,260	—	4,260
Futures Contracts	Variation margin on futures contracts	1,550	—	1,550
Total Financial and Derivative Assets		59,965	—	59,965
Financial and Derivative Assets not subject to a netting agreement		(1,576)	—	(1,576)
Total Financial and Derivative Assets subject to a netting agreement		$58,389	$ — $	58,389

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative		Collateral
Counterparty	Liabilities	Instruments		Received^	Net Amount
Bank of America	$1,166	$1,166	$	— $	—
Bank of Montreal	454	97		—	357
Bank of New York	60	17		—	43
Barclays	1,310	—		1,310	—
BNP Paribas	502	70		—	432
Citigroup	3,809	52		3,712	45
Credit Suisse	12,077	—		12,077	—
Deutsche Bank	9,621	—		9,621	—
Fidelity	4,624	—		4,624	—
Goldman Sachs	12,088	—		12,088	—
HSBC	455	56		—	399
ING	133	—		133	—
JPMorgan Chase	2,922	—		2,922	—
Morgan Stanley	2,107	—		2,107	—
Royal Bank of Canada	468	78		—	390
State Street	533	144		—	389
UBS	6,060	58		5,561	441
Total	$58,389	$1,738		$54,155	$2,496

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 207

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Russell Global Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$1,555	$ — $	1,555
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	3,707	—	3,707
Total Financial and Derivative Liabilities		5,262	—	5,262
Financial and Derivative Liabilities not subject to a netting agreement		(1,566)	—	(1,566)
Total Financial and Derivative Liabilities subject to a netting agreement		$3,696	$ — $	3,696

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$3,087	$1,166	$—	$ 1,921
Bank of Montreal	97	97	—	—
Bank of New York	17	17	—	—
BNP Paribas	70	70	—	—
Citigroup	52	52	—	—
Deutsche Bank	11	—	—	11
HSBC	56	56	—	—
Morgan Stanley	11	—	—	11
Royal Bank of Canada	78	78	—	—
State Street	159	144	—	15
UBS	58	58	—	—
Total	$3,696	$1,738	$—	$ 1,958

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

208 Russell Global Equity Fund

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Russell Global Equity Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$2,355,662
Investments, at fair value(*)(>)	2,884,012
Cash	23
Cash (restricted)(a)	17,600
Foreign currency holdings(^)	157
Unrealized appreciation on foreign currency exchange contracts	4,260
Receivables:
Dividends and interest	2,985
Dividends from affiliated Russell funds	11
Investments sold	13,073
Fund shares sold	1,636
Foreign capital gains taxes recoverable	957
Variation margin on futures contracts	1,550
Total assets	2,926,264

Liabilities
Payables:
Investments purchased	18,153
Fund shares redeemed	3,147
Accrued fees to affiliates	2,745
Other accrued expenses	263
Variation margin on futures contracts	1,555
Unrealized depreciation on foreign currency exchange contracts	3,707
Payable upon return of securities loaned	58,265
Total liabilities	87,835

Net Assets	$2,838,429

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 209

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Russell Global Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$33,906
Accumulated net realized gain (loss)	210,110
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	528,350
Futures contracts	10,254
Foreign currency-related transactions	464
Shares of beneficial interest	2,477
Additional paid-in capital	2,052,868
Net Assets	$2,838,429

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.40
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.10
Class A — Net assets	$13,589,214
Class A — Shares outstanding ($.01 par value)	1,191,829
Net asset value per share: Class C(#)	$11.24
Class C — Net assets	$13,356,041
Class C — Shares outstanding ($.01 par value)	1,188,239
Net asset value per share: Class E(#)	$11.41
Class E — Net assets	$46,407,209
Class E — Shares outstanding ($.01 par value)	4,065,478
Net asset value per share: Class S(#)	$11.45
Class S — Net assets	$ 1,976,079,816
Class S — Shares outstanding ($.01 par value)	172,534,629
Net asset value per share: Class Y(#)	$11.48
Class Y — Net assets	$788,996,272
Class Y — Shares outstanding ($.01 par value)	68,719,622
Amounts in thousands
(^) Foreign currency holdings - cost	$159
(*) Securities on loan included in investments	$54,155
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$224,997
(a) Cash Collateral for Futures	$17,600
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements

210 Russell Global Equity Fund

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Russell Global Equity Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$72,374
Dividends from affiliated Russell funds	98
Interest	8
Securities lending income	1,592
Less foreign taxes withheld	(4,044)
Total investment income	70,028

Expenses
Advisory fees	29,726
Administrative fees	1,490
Custodian fees	704
Distribution fees - Class A	34
Distribution fees - Class C	108
Transfer agent fees - Class A	27
Transfer agent fees - Class C	29
Transfer agent fees - Class E	103
Transfer agent fees - Class S	4,297
Transfer agent fees - Class Y	40
Professional fees	191
Registration fees	128
Shareholder servicing fees - Class C	36
Shareholder servicing fees - Class E	128
Trustees’ fees	80
Printing fees	240
Miscellaneous	75
Total expenses	37,436
Net investment income (loss)	32,592

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	263,968
Futures contracts	24,455
Foreign currency-related transactions	15,256
Net realized gain (loss)	303,679
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(182,130)
Futures contracts	(9,746)
Foreign currency-related transactions	(4,981)
Net change in unrealized appreciation (depreciation)	(196,857)
Net realized and unrealized gain (loss)	106,822
Net Increase (Decrease) in Net Assets from Operations	$139,414

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 211

Russell Investment Company
Russell Global Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,592	$30,091
Net realized gain (loss)	303,679	148,440
Net change in unrealized appreciation (depreciation)	(196,857)	96,354
Net increase (decrease) in net assets from operations	139,414	274,885

Distributions
From net investment income
Class A	(162)	(47)
Class C	(69)	(—)**
Class E	(636)	(220)
Class S	(33,090)	(13,352)
Class Y	(15,988)	(8,451)
From net realized gain
Class A	(648)	(206)
Class C	(721)	(258)
Class E	(2,643)	(1,009)
Class S	(110,608)	(37,208)
Class Y	(47,542)	(18,439)
Net decrease in net assets from distributions	(212,107)	(79,190)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(418,038)	(93,950)
Total Net Increase (Decrease) in Net Assets	(490,731)	101,745

Net Assets
Beginning of period	3,329,160	3,227,415
End of period	$2,838,429	$3,329,160
Undistributed (overdistributed) net investment income included in net assets	$33,906	$32,884

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

212 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:

	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	198	$2,299	247	$2,818
Proceeds from reinvestment of distributions	70	795	22	246
Payments for shares redeemed	(170)	(1,956)	(207)	(2,390)
Net increase (decrease)	98	1,138	62	674
Class C
Proceeds from shares sold	212	2,422	205	2,309
Proceeds from reinvestment of distributions	70	789	23	257
Payments for shares redeemed	(330)	(3,779)	(280)	(3,181)
Net increase (decrease)	(48)	(568)	(52)	(615)
Class E
Proceeds from shares sold	293	3,364	861	9,820
Proceeds from reinvestment of distributions	270	3,056	103	1,157
Payments for shares redeemed	(1,041)	(11,953)	(1,496)	(17,363)
Net increase (decrease)	(478)	(5,533)	(532)	(6,386)
Class S
Proceeds from shares sold	28,057	325,326	45,595	522,725
Proceeds from reinvestment of distributions	12,460	141,178	4,413	49,647
Payments for shares redeemed	(58,451)	(679,009)	(46,524)	(533,520)
Net increase (decrease)	(17,934)	(212,505)	3,484	38,852
Class Y
Proceeds from shares sold	2,170	25,156	13,589	153,808
Proceeds from reinvestment of distributions	5,607	63,530	2,388	26,890
Payments for shares redeemed	(24,516)	(289,256)	(26,377)	(307,173)
Net increase (decrease)	(16,739)	(200,570)	(10,400)	(126,475)
Total increase (decrease)	(35,101)	$(418,038)	(7,438)	$(93,950)

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 213

Russell Investment Company
Russell Global Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	11.72	.09	.32	.41	(.15)	(.58)
October 31, 2014	11.07	.07	.83	.90	(.05)	(.20)
October 31, 2013	8.76	.07	2.31	2.38	(.07)	—
October 31, 2012	8.37	.06	.38	.44	(.05)	—
October 31, 2011	8.41	.04	(.05)	(.01)	(.03)	—

Class C
October 31, 2015	11.55	— (f)	.33	.33	(.06)	(.58)
October 31, 2014	10.96	(.02)	.81	.79	— (f)	(.20)
October 31, 2013	8.66	(.01)	2.31	2.30	—	—
October 31, 2012	8.29	— (f)	.37	.37	—	—
October 31, 2011	8.37	(.03)	(.05)	(.08)	—	—

Class E
October 31, 2015	11.72	.09	.32	.41	(.14)	(.58)
October 31, 2014	11.07	.07	.82	.89	(.04)	(.20)
October 31, 2013	8.76	.07	2.31	2.38	(.07)	—
October 31, 2012	8.38	.06	.37	.43	(.05)	—
October 31, 2011	8.42	.04	(.06)	(.02)	(.02)	—

Class S
October 31, 2015	11.77	.12	.32	.44	(.18)	(.58)
October 31, 2014	11.11	.09	.84	.93	(.07)	(.20)
October 31, 2013	8.79	.09	2.33	2.42	(.10)	—
October 31, 2012	8.41	.08	.37	.45	(.07)	—
October 31, 2011	8.45	.06	(.06)	—	(.04)	—

Class Y
October 31, 2015	11.79	.14	.33	.47	(.20)	(.58)
October 31, 2014	11.14	.12	.82	.94	(.09)	(.20)
October 31, 2013	8.81	.11	2.33	2.44	(.11)	—
October 31, 2012	8.42	.10	.38	.48	(.09)	—
October 31, 2011	8.46	.08	(.07)	.01	(.05)	—

See accompanying notes which are an integral part of the financial statements.

214 Russell Global Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(.73)	11.40	3.56	13,589	1.49	1.49	.75	50
(.25)	11.72	8.18	12,819	1.49	1.49	.59	39
(.07)	11.07	27.37	11,427	1.49	1.49	.67	82
(.05)	8.76	5.32	9,684	1.48	1.48	.72	107
(.03)	8.37	(.18)	9,598	1.50	1.50	.45	83

(.64)	11.24	2.87	13,356	2.24	2.24	— (i)	50
(.20)	11.55	7.26	14,286	2.24	2.24	(.16)	39
—	10.96	26.56	14,118	2.24	2.24	(.08)	82
—	8.66	4.46	11,794	2.23	2.23	(.02)	107
—	8.29	(.96)	14,319	2.25	2.25	(.31)	83

(.72)	11.41	3.59	46,407	1.49	1.49	.75	50
(.24)	11.72	8.15	53,265	1.49	1.49	.60	39
(.07)	11.07	27.41	56,210	1.49	1.49	.67	82
(.05)	8.76	5.25	47,176	1.48	1.48	.71	107
(.02)	8.38	(.19)	47,601	1.50	1.50	.47	83

(.76)	11.45	3.80	1,976,080	1.24	1.24	.99	50
(.27)	11.77	8.48	2,240,991	1.24	1.24	.83	39
(.10)	11.11	27.74	2,078,046	1.24	1.24	.92	82
(.07)	8.79	5.49	1,538,904	1.23	1.23	.97	107
(.04)	8.41	.01	1,391,111	1.25	1.25	.70	83

(.78)	11.48	4.09	788,997	1.04	1.04	1.20	50
(.29)	11.79	8.56	1,007,799	1.04	1.04	1.06	39
(.11)	11.14	28.01	1,067,614	1.04	1.04	1.13	82
(.09)	8.81	5.79	1,043,120	1.05	1.05	1.18	107
(.05)	8.42	.13	1,215,633	1.07	1.07	.85	83

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 215

Russell Investment Company
Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Emerging Markets Fund - Class A‡			Russell Emerging Markets Fund - Class Y‡‡
	Total			Total
	Return			Return
1 Year	(20.94)%		1 Year	(15.70)%
5 Years	(4.21	)%§	5 Years	(2.63	)%§
10 Years	4.77	%§	10 Years	5.80	%§

Russell Emerging Markets Fund - Class C			Russell Emerging Markets® Index Net**
	Total			Total
	Return			Return
1 Year	(16.70)%		1 Year	(13.58)%
5 Years	(3.79	)%§	5 Years	(2.02	)%§
10 Years	4.61	%§	10 Years	6.37	%§

Russell Emerging Markets Fund - Class E			Emerging Markets Linked Benchmark***
	Total			Total
	Return			Return
1 Year	(16.12)%		1 Year	(13.58)%
5 Years	(3.07	)%§	5 Years	(2.08	)%§
10 Years	5.39	%§	10 Years	6.09	%§

Russell Emerging Markets Fund - Class S
	Total
	Return
1 Year	(15.86)%
5 Years	(2.82	)%§
10 Years	5.66	%§

216 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell Emerging Markets Fund (the “Fund”) employs	Brazil was negatively impacted by the falling price of oil and its
a multi-manager approach whereby portions of the Fund are	economic ties to China. In addition, President Dilma Rouseff
allocated to different money manager strategies. Fund assets not	faced a corruption scandal and loss of political capital. Investor
allocated to money managers are managed by Russell Investment	confidence waned as Dilma struggled to stabilize the beleaguered
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	economy, and markets sunk lower as a result.
may change the allocation of the Fund’s assets among money	As the largest country weight in the Fund, the sell-off in China
managers at any time. An exemptive order from the Securities	was a significant detractor from total returns. In addition,
and Exchange Commission (“SEC”) permits RIMCo to engage	emerging markets with ties to China sold off worldwide. While
or terminate a money manager at any time, subject to approval	not as large as China, Brazil’s significant weight in the fund was
by the Fund’s Board, without a shareholder vote. Pursuant to the	a further detractor from performance. For the fiscal year, Brazil’s
terms of the exemptive order, the Fund is required to notify its	returns were especially poor given the compounded effect of both
shareholders within 90 days of when a money manager begins	political and economic headwinds.
providing services. As of October 31, 2015, the Fund had eight
money managers.	How did the investment strategies and techniques employed

What is the Fund’s investment objective?	by the Fund and its money managers affect its benchmark-
relative performance?
The Fund seeks to provide long term capital growth.	The Fund employs discretionary and non-discretionary money
How did the Fund perform relative to its benchmark for the	managers. The Fund’s discretionary money managers select
fiscal year ended October 31, 2015?	the individual portfolio securities for the assets assigned to
For the fiscal year ended October 31, 2015, the Fund’s Class A,	them. The Fund’s non-discretionary money managers provide
Class C, Class E, Class S and Class Y Shares lost 16.11%, 16.70%,	a model portfolio to RIMCo representing their investment
16.12%, 15.86% and 15.70%, respectively. This is compared	recommendations, based upon which RIMCo purchases and sells
to the Fund’s benchmark, the Russell Emerging Markets® Net	securities for the Fund. Fund assets not allocated to discretionary
Index, which lost 13.58% during the same period. The Fund’s	money managers include assets managed by RIMCo based upon
performance includes operating expenses, whereas index returns	model portfolios provided by non-discretionary money managers,
are unmanaged and do not include expenses of any kind.	the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to effect the Fund’s investment strategies and/
For the fiscal year ended October 31, 2015, the Morningstar®	or to actively manage the Fund’s overall exposures by investing in
Diversified Emerging Markets, a group of funds that Morningstar	securities or other instruments that RIMCo believes will achieve
considers to have investment strategies similar to those of the	the desired risk/return profile for the Fund.
Fund, lost 14.62%. This result serves as a peer comparison and is
expressed net of operating expenses.	With respect to certain of the Fund’s money managers, Numeric
Investors LLC (“Numeric”), which utilizes quantitative investment
How did the market conditions described in the Market	models, was the best performing money manager for the period
Summary report affect the Fund’s performance?	and outperformed the Fund’s benchmark. This was driven by
During the fiscal year, market conditions in emerging markets	positive stock selection in China and in the materials and energy
were volatile and the asset class ended the fiscal year with losses.	sectors. In particular, the overweights to China Railway Group
In particular, sell-offs within Brazil and China and the resulting	and Evergrande Real Estate, both in China, were beneficial to
economic impact on other emerging markets countries had a	relative performance.
negative impact on Fund performance.	Delaware Management Company (“Delaware”) was the worst
China experienced as sizeable rally early in the fiscal year as	performing manager for the period and underperformed the Fund’s
investors speculated that policy makers would increase stimulus	benchmark. This was driven by unrewarded stock selection,
but this was punctuated by a subsequent sell-off as China’s	particularly in Brazil. The manager held overweights to stocks
economy signaled a slowdown and the rapid rise proved to be	that lost a significant portion of their value as the Brazil market
unsubstantiated by fundamentals. This resulted in a depressed	sold off. This included TIM Participacoes, B2W Companhia
global commodity market, which negatively impacted many	Digital and Petrobras. Stock selection was also unrewarded in
commodity-exporting emerging market countries such as Brazil	China, driven by the manager’s overweight to Baidu, underweight
and Malaysia. For the fiscal year, however, China generally	to Tencent and overweight to Tsingtao Brewery Co.
outperformed other emerging markets.	In April 2015, RIMCo implemented a positioning strategy
designed to manage Fund-level factor exposures, including style

Russell Emerging Markets Fund 217

Russell Investment Company
Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

and country, through the direct purchase of emerging markets	In January 2015, RIMCo terminated UBS Global Asset
stocks. Using the output from a quantitative model, the strategy	Management (Americas) Inc. as a money manager for the
seeks to position the portfolio to meet RIMCo’s overall preferred	Fund. In March 2015, RIMCo hired frontier markets manager
positioning, while optimizing the portfolio to minimize tracking	Consilium Investment Management, LLC as a non-discretionary
error relative to the Fund’s money manager portfolios. During	money manager. In April, RIMCo began to manage the strategy
the portion of fiscal year in which the positioning strategy was	described above.
implemented, it performed in-line with the Fund’s benchmark. The
positioning strategy’s holdings in China generally underperformed	Money Managers as of October 31,
the Chinese market. In particular, the positioning strategy held an	2015	Styles
overweight to Bank of China and China Construction, which sold	AllianceBernstein L.P.	Value
off. However, the positioning strategy’s underweight to Brazil was	Consilium Investment Management, LLC	Market Oriented
	Delaware Management Company	Value
beneficial.	Genesis Asset Managers, LLP	Market Oriented
During the period, RIMCo used index futures, swaps and	Harding Loevner LP	Market Oriented
	Numeric Investors LLC	Market Oriented
currency forwards to equitize the Fund’s cash in order to gain	Oaktree Capital Management, L.P.	Market Oriented
market exposure. RIMCo maintained its equitized cash position	Westwood Management Corp	Market Oriented
throughout the period in order to maintain the Fund’s overall	The views expressed in this report reflect those of the portfolio
beta exposure (beta is a measure of a portfolio’s volatility and its	managers only through the end of the period covered by
sensitivity to the market) at close to benchmark-neutral. Over the	the report. These views do not necessarily represent the
period, RIMCo’s cash equitization strategy had a negative effect on	views of RIMCo or any other person in RIMCo or any other
the Fund’s performance due to the negative market environment.	affiliated organization. These views are subject to change
Fair value pricing adjustments on the last business day of	at any time based upon market conditions or other events,
the period detracted from the Fund’s benchmark-relative	and RIMCo disclaims any responsibility to update the views
performance because the Fund’s index does not use fair value	contained herein. These views should not be relied on as
pricing adjustments.	investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
Describe any changes to the Fund’s structure or the money	numerous factors, should not be relied on as an indication
manager line-up.	of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2005.

** The Russell Emerging Markets® Index is an index which measures the performance of the investable securities in emerging countries globally. It is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

*** The Emerging Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Emerging Markets Linked Benchmark represents the returns of the MSCI Emerging Markets Index
(net of tax on dividends from foreign holdings) through December 31, 2010 and the returns of the Russell Emerging Markets Index (net of tax on dividends from foreign holdings) thereafter.

‡ The Fund first issued Class A Shares on March 1, 2007.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class Y Shares on September 26, 2008.  The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S
Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

218 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$822.30	$1,016.18
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$8.22	$9.10

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.79%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2015	$819.20	$1,012.40
	Expenses Paid During Period*	$11.65	$12.88
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.54%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2015	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2015	$821.90	$1,016.18
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$8.22	$9.10
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.79%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Emerging Markets Fund 219

Russell Investment Company
Russell Emerging Markets Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$823.40	$1,017.44
Expenses Paid During Period*	$7.08	$7.83

* Expenses are equal to the Fund's annualized expense ratio of 1.54%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$824.20	$1,018.45
Expenses Paid During Period*	$6.16	$6.82

* Expenses are equal to the Fund's annualized expense ratio of 1.34%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

220 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 91.7%			Even Construtora e Incorporadora SA	990,000	1,027
Argentina - 1.0%			Fibria Celulose SA - ADR(Ñ)	253,100	3,422
Banco Macro SA - ADR(Æ)	117,329	7,243	Gafisa SA(Æ)	577,560	374
Cresud SACIF y A - ADR(Æ)(Ñ)	399,439	5,105	Gerdau SA	20,287	21
Pampa Energia SA - ADR(Æ)	170,905	4,139	Gol Linhas Aereas Inteligentes SA -
YPF SA - ADR	325,389	6,950	ADR(Æ)(Ñ)	552,000	490
		23,437	Grendene SA	524,014	2,452
			Hypermarcas SA(Æ)	715,300	3,246
Austria - 0.1%			Itau Unibanco Holding SA - ADR	2,015,397	13,805
Vienna Insurance Group AG	32,206	1,030	Itausa - Investimentos Itau SA	1	—

Bangladesh - 0.4%			JBS SA	2,342,000	8,654
Beximco Pharmaceuticals, Ltd.	3,794,460	3,478	Linx SA(Æ)	37,300	454
BRAC Bank, Ltd.	5,433,902	3,229	Multiplus SA	34,500	307
United Commercial Bank, Ltd.	8,573,380	2,336	Odontoprev SA	148,200	380
		9,043	Petroleo Brasileiro SA - ADR(Æ)(Ñ)	2,618,546	11,018
			Porto Seguro SA	219,031	1,836
Bermuda - 2.0%			Rumo Logistica Operadora Multimodal
Brilliance China Automotive Holdings,			SA(Æ)	398,582	759
Ltd.(Æ)	2,316,200	3,198	Smiles SA	10,000	78
China Foods, Ltd.(Æ)	849,732	386	Sul America SA	234,000	1,149
China Resources Gas Group, Ltd.	1,085,392	2,972	Telefonica Brasil SA - ADR	575,494	5,962
Credicorp, Ltd.	67,400	7,628	Tim Participacoes SA - ADR	372,800	4,142
Haier Electronics Group Co., Ltd.	1,683,956	3,250	TOTVS SA	44,600	395
Hanergy Thin Film Power Group, Ltd.			Tractebel Energia SA	121,801	1,070
(Æ)	1,630,000	822	Ultrapar Participacoes SA	66,492	1,155
Hopson Development Holdings, Ltd.(Æ)	840,000	707	Ultrapar Participacoes SA - ADR	10,980	190
Huabao International Holdings, Ltd.	5,214,733	2,179	Vale SA Class B - ADR(Ñ)	1,522,379	5,634
Kerry Logistics Network, Ltd.	384,000	571			130,742
Kerry Properties, Ltd.	407,000	1,204
Kosmos Energy, Ltd.(Æ)	113,362	773	Canada - 0.1%
Luye Pharma Group, Ltd.(Æ)	3,310,376	3,242	First Quantum Minerals, Ltd.(Ñ)	400,977	2,140
Nine Dragons Paper Holdings, Ltd.	2,270,000	1,492	Torex Gold Resources, Inc.(Æ)	471,855	448
Skyworth Digital Holdings, Ltd.(Ñ)	10,172,028	7,488			2,588

SmarTone Telecommunications Holdings,			Cayman Islands - 8.5%
Ltd.	2,028,940	3,588	51job, Inc. - ADR(Æ)(Ñ)	139,188	4,706
VTech Holdings, Ltd.	201,050	2,437	AAC Technologies Holdings, Inc.	512,404	3,244
Yue Yuen Industrial Holdings, Ltd.	1,333,000	4,859	Agile Property Holdings, Ltd.(Ñ)	3,424,000	1,859
		46,796	Alibaba Group Holding, Ltd. - ADR(Æ)

Brazil - 5.6%			(Ñ)	86,778	7,275
Ambev SA - ADR	2,068,500	10,074	Anta Sports Products, Ltd.	805,000	2,245
B2W Cia Digital(Æ)	1,334,608	5,046	ASM Pacific Technology, Ltd.	1,006,614	7,126
Banco Bradesco SA - ADR(Æ)	915,788	4,982	Baidu, Inc. - ADR(Æ)	100,446	18,831
Banco Bradesco SA(Æ)	354,940	2,157	Boer Power Holdings, Ltd.(Ñ)	544,000	887
Banco do Brasil SA	1,573,100	6,514	China Dongxiang Group Co., Ltd.	5,746,000	1,456
Banco Santander Brasil SA - ADR(Ñ)	812,674	2,901	China Forestry Holdings Co., Ltd.(Å)(Æ)	871,100	—
BB Seguridade Participacoes SA	439,006	3,028	China High Speed Transmission
BM&FBovespa SA - Bolsa de Valores			Equipment Group Co., Ltd.(Æ)	1,946,000	1,743
Mercadorias e Futuros	1,779,100	5,259	China Huishan Dairy Holdings Co., Ltd.
BR Malls Participacoes SA	696,295	2,022	(Æ)(Ñ)	3,031,000	1,152
Braskem SA - ADR(Ñ)	227,338	2,535	China Lesso Group Holdings, Ltd.(Æ)	314,000	254
BRF SA - ADR	385,039	5,903	China Lilang, Ltd.	610,000	519
BTG Pactual Group	202,887	1,510	China Lumena New Materials Corp.(Æ)
CCR SA	148,192	466	(Ñ)	3,024,000	4
Centrais Eletricas Brasileiras SA(Æ)	737,600	960	China Mengniu Dairy Co., Ltd.	2,494,000	4,823
Cia Brasileira de Distribuicao - ADR(Ñ)	318,208	4,178	China Metal Recycling Holdings, Ltd.
Cia de Saneamento Basico do Estado de			(Å)(Æ)	335,400	—
Sao Paulo	444,140	1,928	China Overseas Property Holdings, Ltd.
Cia de Saneamento de Minas			(Æ)	637,346	109
Gerais-COPASA(Æ)	241,400	814	China Resources Land, Ltd.	1,280,000	3,315
Cielo SA	257,580	2,445	China Zhongwang Holdings, Ltd.(Ñ)	372,800	164

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 221

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Chlitina Holding, Ltd.(Æ)	166,000	1,345	Yuzhou Properties Co., Ltd.	872,000	209
CIFI Holdings Group Co., Ltd.(Ñ)	17,464,000	3,717			200,121
CKH Food & Health, Ltd.(Æ)(Ñ)	317,160	1,034
Country Garden Holdings Co., Ltd.	6,098,000	2,317	Chile - 0.5%
Ctrip.com International, Ltd. - ADR(Æ)	67,600	6,285	Banco Santander Chile - ADR	257,175	4,884
ENN Energy Holdings, Ltd.	542,100	3,107	Cia Cervecerias Unidas SA - ADR	166,592	1,998
Eurasia Drilling Co., Ltd. - GDR	66,883	759	Embotelladora Andina SA - ADR	39,587	855
Evergrande Real Estate Group, Ltd.(Ñ)	2,647,000	2,022	Empresa Nacional de
Fantasia Holdings Group Co., Ltd.	3,907,500	463	Telecomunicaciones SA	258,942	2,395
Fufeng Group, Ltd.(Ñ)	1,360,000	714	Sociedad Quimica y Minera de Chile
Future Land Development Holdings, Ltd.	4,526,000	703	SA - ADR	87,600	1,698
GCL-Poly Energy Holdings, Ltd.(Æ)(Ñ)	13,953,855	2,875			11,830
Geely Automobile Holdings, Ltd.	2,565,000	1,367
Golden Eagle Retail Group, Ltd.	1,055,000	1,357	China - 9.6%
Hengan International Group Co., Ltd.	119,000	1,283	Agricultural Bank of China, Ltd. Class H	8,039,000	3,280
JA Solar Holdings Co., Ltd. - ADR(Æ)			Air China, Ltd. Class H	964,000	923
(Ñ)	66,300	565	Angang Steel Co., Ltd. Class H	1,870,000	775
JD.com, Inc. - ADR(Æ)	274,609	7,585	Anhui Conch Cement Co., Ltd. Class A	762,103	2,130
JinkoSolar Holding Co., Ltd. - ADR(Æ)			Anhui Conch Cement Co., Ltd. Class H	3,848,472	11,715
(Ñ)	10,500	272	Bank of China, Ltd. Class H	31,157,000	14,675
Ju Teng International Holdings, Ltd.	2,911,000	1,589	Bank of Chongqing Co., Ltd. Class H	341,500	255
Kaisa Group Holdings, Ltd.(Å)(Æ)(Ñ)	3,280,000	660	Bank of Communications Co., Ltd. Class
Kingboard Chemical Holdings, Ltd.	1,047,500	1,479	H	7,317,000	5,386
KWG Property Holding, Ltd.	9,649,400	6,947	BBMG Corp. Class H	414,500	290
Lee & Man Paper Manufacturing, Ltd.	2,107,000	1,310	Beijing Capital International Airport Co.,
Lekoil, Ltd.(Æ)	9,541,416	4,076	Ltd. Class H	736,000	788
Logan Property Holdings Co., Ltd.(Ñ)	880,000	369	Beijing Capital Land, Ltd. Class H	2,506,000	1,199
Longfor Properties Co., Ltd.	1,141,552	1,525	BOE Technology Group Co., Ltd. Class
Mindray Medical International, Ltd.			B(Æ)	711,030	206
- ADR	32,807	787	Central China Securities Co., Ltd. Class
Mongolian Mining Corp.(Æ)	5,845,129	163	H(Æ)	169,000	88
NagaCorp, Ltd.	5,008,248	3,536	China Cinda Asset Management Co.,
NetEase, Inc. - ADR	20,470	2,959	Ltd. Class H	8,495,282	3,295
Pharmally International Holding Co.,			China CITIC Bank Corp., Ltd. Class
Ltd.(Æ)	28,000	271	H(Æ)	5,909,000	3,814
Qunar Cayman Islands, Ltd. - ADR(Æ)			China Communications Construction Co.,
(Ñ)	47,900	2,325	Ltd. Class H	923,000	1,264
Real Gold Mining, Ltd.(Å)(Æ)	463,232	—	China Construction Bank Corp. Class H	44,009,172	31,732
Sands China, Ltd.	2,231,039	8,008	China Everbright Bank Co., Ltd. Class H	7,675,000	3,732
Semiconductor Manufacturing			China Life Insurance Co., Ltd. Class H	1,752,250	6,284
International Corp.(Æ)	6,783,000	635	China Machinery Engineering Corp.
Shimao Property Holdings, Ltd.	505,500	886	Class H	2,273,000	1,969
SINA Corp.(Æ)	86,352	4,114	China Merchants Bank Co., Ltd. Class H	3,238,167	8,446
Sino Biopharmaceutical, Ltd.	2,938,590	3,635	China Merchants Property Development
Soho China, Ltd.	1,731,000	885	Co., Ltd. Class B(Æ)	438,142	1,639
Sunac China Holdings, Ltd.	544,000	332	China Minsheng Banking Corp., Ltd.
TAL Education Group - ADR(Æ)	8,900	342	Class H	460,000	461
Tencent Holdings, Ltd.	1,050,743	19,719	China Molybdenum Co., Ltd. Class H(Ñ)	508,000	281
Tianneng Power International, Ltd.(Æ)	2,162,000	1,566	China National Building Material Co.,
Tingyi Cayman Islands Holding Corp.	3,828,800	6,542	Ltd. Class H	1,786,000	1,110
Trina Solar, Ltd. - ADR(Æ)(Ñ)	563,739	5,744	China Pacific Insurance Group Co., Ltd.
Uni-President China Holdings, Ltd.	5,285,200	4,324	Class H	1,539,928	6,137
			China Petroleum & Chemical Corp.
VinaCapital Vietnam Opportunity Fund,			Class H	5,162,550	3,723
Ltd.	2,025,223	5,228
Want Want China Holdings, Ltd.	1,266,000	1,051	China Railway Construction Corp., Ltd.
			Class H	695,500	1,037
WH Group, Ltd.(Æ)(Þ)	10,121,500	5,583	China Railway Group, Ltd. Class H	6,602,000	6,224
WuXi PharmaTech Cayman, Inc.			China Shenhua Energy Co., Ltd. Class H	2,226,752	3,762
- ADR(Æ)	116,911	5,226
XTEP International Holdings, Ltd.(Æ)	1,186,500	614	China Shipping Development Co., Ltd.
			Class H	1,780,000	1,261

See accompanying notes which are an integral part of the financial statements.

222 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
China Southern Airlines Co., Ltd. Class			Wumart Stores, Inc. Class H(Æ)	664,327	472
H	374,000	316	Xinjiang Goldwind Science &
China Telecom Corp., Ltd. Class H	10,176,000	5,320	Technology Co., Ltd. Class H(Æ)(Ñ)	791,600	1,484
China Vanke Co., Ltd. Class H	383,600	895	Zhejiang Expressway Co., Ltd. Class H	1,814,000	2,226
Chongqing Changan Automobile Co.,			ZTE Corp. Class H(Æ)	150,800	361
Ltd. Class B	848,102	1,560			224,790
Chongqing Rural Commercial Bank Co.,
Ltd. Class H	10,008,000	6,266	Colombia - 0.2%
CRRC Corp., Ltd.(Æ)	220,000	280	Almacenes Exito SA	394,613	1,779
Dongfeng Motor Group Co., Ltd. Class H	1,298,000	1,862	Bancolombia SA	106,756	867
Fuyao Glass Industry Group Co., Ltd.			Bancolombia SA - ADR(Ñ)	88,350	3,059
Class H(Æ)(Þ)	368,800	783			5,705
Great Wall Motor Co., Ltd. Class H(Å)	681,000	826
Gree Electric Appliances, Inc. of Zhuhai			Cyprus - 0.0%
Class A	552,200	1,508	Global Ports Investments PLC - GDR(Æ)
Guangdong Electric Power Development			(Þ)	32,776	144
Co., Ltd. Class B	2,115,736	1,380	Global Ports Investments PLC - GDR(Æ)	37,002	163
Guangshen Railway Co., Ltd. Class H	856,000	444	Qiwi PLC - ADR	14,540	250
Guangzhou R&F Properties Co., Ltd.	2,356,800	2,330			557
Hainan Airlines Co., Ltd. Class B	163,300	103
Haitong Securities Co., Ltd. Class H	381,600	662	Czech Republic - 0.1%
Harbin Bank Co., Ltd. Class H(Þ)	530,000	163	Komercni Banka AS	13,667	2,825
Huadian Fuxin Energy Corp., Ltd. Class			Egypt - 0.5%
H	9,591,983	2,941	Commercial International Bank Egypt
Huadian Power International Corp., Ltd.			SAE	663,136	4,360
Class H	8,582,000	6,270	Eastern Tobacco	137,085	3,500
Huaneng Power International, Inc. Class			Edita Food Industries SAE - GDR(Æ)	112,199	2,125
H	314,000	340	Talaat Moustafa Group	2,491,559	2,107
Huishang Bank Corp., Ltd. Class H	1,462,000	630			12,092
Industrial & Commercial Bank of China,
Ltd. Class H	34,279,697	21,752	Greece - 0.1%
Jiangsu Expressway Co., Ltd. Class H	240,000	324	OPAP SA	96,383	852
Jiangsu Yanghe Brewery Joint-Stock Co.,			Sarantis SA	264,357	2,142
Ltd. Class A	172,764	1,702			2,994
Jiangxi Copper Co., Ltd. Class H	180,000	237
Kweichow Moutai Co., Ltd. Class A	72,845	2,459	Hong Kong - 4.9%
Lao Feng Xiang Co., Ltd. Class B	444,104	1,902	AIA Group, Ltd.	2,027,230	11,838
Metallurgical Corp. of China, Ltd. Class			BOC Hong Kong Holdings, Ltd.	149,500	477
H	9,119,000	3,365	BYD Electronic International Co., Ltd.
New China Life Insurance Co., Ltd.			(Æ)	5,585,000	3,619
Class H	490,200	2,149	China Everbright International, Ltd.	3,001,978	4,812
PetroChina Co., Ltd. Class H	550,000	433	China Everbright, Ltd.	720,000	1,688
PetroChina Co., Ltd. - ADR(Ñ)	31,700	2,493	China Jinmao Holdings Group, Ltd.	3,260,000	893
PICC Property & Casualty Co., Ltd.			China Merchants Holdings International
Class H(Æ)	1,518,000	3,439	Co., Ltd.	1,332,433	4,411
Ping An Insurance Group Co. of China,			China Mobile, Ltd.	1,095,532	13,033
Ltd. Class H	805,000	4,503	China Mobile, Ltd. - ADR	515,265	31,076
Qingling Motors Co., Ltd. Class H	1,154,000	371	China Overseas Land & Investment, Ltd.	3,244,707	10,451
Qinhuangdao Port Co., Ltd. Class H	736,000	353	China Resources Beer Holdings Co., Ltd.	614,480	1,159
Shanghai Baosight Software Co., Ltd.			China Unicom Hong Kong, Ltd.	4,586,405	5,620
Class B(Æ)	304,200	1,192	CITIC, Ltd.	1,741,000	3,238
Shanghai Electric Group Co., Ltd. Class			CNOOC, Ltd.	459,000	522
H(Ñ)	1,510,000	937	CNOOC, Ltd. - ADR(Ñ)	31,783	3,613
Shanghai Mechanical and Electrical			CT Environmental Group, Ltd.(Æ)(Ñ)	8,123,006	2,875
Industry Co., Ltd. Class B	281,954	708	Galaxy Entertainment Group, Ltd.	1,224,840	4,168
Shanghai Pharmaceuticals Holding Co.,			Hua Hong Semiconductor, Ltd.(Æ)(Þ)	2,483,000	2,507
Ltd. Class H	1,968,600	4,527	Lenovo Group, Ltd.	4,082,795	3,787
Shenzhen Expressway Co., Ltd. Class H	180,000	138	Shenzhen Investment, Ltd.	4,902,000	1,979
Tsingtao Brewery Co., Ltd. Class H	864,000	4,121	Shui On Land, Ltd.	3,147,000	863
Weichai Power Co., Ltd. Class H	214,000	227	Tianjin Development Holdings, Ltd.	766,000	496
Weiqiao Textile Co. Class H	345,500	155

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 223

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Yuexiu Real Estate Investment Trust(ö)	2,281,000	1,205	Welspun India, Ltd.	42,826	470
		114,330			174,785

Hungary - 0.7%			Indonesia - 1.0%
MOL Hungarian Oil & Gas PLC	23,139	1,046	Astra International Tbk PT	4,935,100	2,116
OTP Bank PLC	474,825	9,195	Bank Rakyat Indonesia Persero Tbk PT	13,603,300	10,389
Richter Gedeon Nyrt	360,954	6,021	Bank Tabungan Pensiunan Nasional Tbk
		16,262	PT(Å)(Æ)	492,300	94
			Media Nusantara Citra Tbk PT	20,325,040	2,628
India - 7.5%			Perusahaan Gas Negara Persero Tbk PT	11,398,761	2,482
Ambuja Cements, Ltd.	1,543,051	4,876	Ramayana Lestari Sentosa Tbk PT	5,036,892	231
Axis Bank, Ltd.	1,811,214	13,132	Semen Indonesia Persero Tbk PT	1,387,625	987
Bank of Baroda	1,482,560	3,614	Steel Pipe Industry of Indonesia PT	74,270,100	1,044
Bharat Petroleum Corp., Ltd.	238,128	3,168	Tambang Batubara Bukit Asam Persero
Bharti Airtel, Ltd.	1,884,926	10,043	Tbk PT	1,702,000	902
Bosch, Ltd.	174	54	Telekomunikasi Indonesia Persero Tbk
Chennai Petroleum Corp., Ltd.(Æ)	329,935	1,079	PT	3,195,200	632
Dabur India, Ltd. Class A	1,522,821	6,272	Tiga Pilar Sejahtera Food Tbk	6,199,000	716
Eros International Media, Ltd.(Æ)	89,282	377	United Tractors Tbk PT	767,757	1,013
Federal Bank, Ltd.(Æ)	1,115,670	924			23,234
GlaxoSmithKline Consumer Healthcare,
Ltd.	1,009	93	Israel - 0.3%
HCL Technologies, Ltd.	260,896	3,477	Israel Chemicals, Ltd.	293,420	1,626
Hero MotoCorp, Ltd.	44,163	1,741	Teva Pharmaceutical Industries, Ltd.
Hindustan Petroleum Corp., Ltd.(Æ)	210,731	2,473	- ADR	91,300	5,404
Housing Development Finance Corp.,					7,030
Ltd.	171,000	3,280
ICICI Bank, Ltd. - ADR	1,084,092	9,345	Jersey - 0.3%
ICICI Bank, Ltd.	519,820	2,194	Randgold Resources, Ltd.	42,793	2,869
Indian Oil Corp., Ltd.(Æ)	640,504	3,911	West China Cement, Ltd.	10,525,485	1,802
Indraprastha Gas, Ltd.(Æ)	25,865	193	WNS Holdings, Ltd. - ADR(Æ)	66,700	2,273
Infosys, Ltd. - ADR(Ñ)	194,053	3,524			6,944
Infosys, Ltd.	187,907	3,261
JBF Industries, Ltd.	67,599	224	Kazakhstan - 0.0%
Jubilant Life Sciences, Ltd.	36,701	229	KazMunaiGas Exploration Production
Kotak Mahindra Bank, Ltd.	456,926	4,798	JSC - GDR	141,760	992

Larsen & Toubro, Ltd.(Æ)	199,602	4,297	Kenya - 0.1%
LIC Housing Finance, Ltd.	475,905	3,482	Equity Group Holdings, Ltd.	2,660,701	1,095
Lupin, Ltd.	53,766	1,579	Safaricom, Ltd.(Æ)	3,350,800	471
Mahindra & Mahindra, Ltd.	126,242	2,281			1,566
Maruti Suzuki India, Ltd.	56,040	3,806
NTPC, Ltd.	1,508,170	3,057	Kuwait - 0.3%
Petronet LNG, Ltd.(Æ)	1,227,681	3,639	National Bank of Kuwait SAKP	2,056,419	5,564
Piramal Enterprises, Ltd. Class A(Æ)	160,486	2,294	VIVA Kuwait Telecom Co.(Æ)	740,777	2,127
Power Finance Corp., Ltd.	623,053	2,280			7,691
Power Grid Corp. of India, Ltd.	277,644	546
Punjab National Bank	1,028,965	2,012	Luxembourg - 0.5%
Rajesh Exports, Ltd.(Æ)	119,531	1,174	Kernel Holding SA	334,203	4,510
Reliance Capital, Ltd.(Æ)	164,851	1,061	MHP SA - GDR	350,797	3,192
Reliance Industries, Ltd.	979,656	14,174	O'Key Group SA - GDR(Æ)	15,666	33
Reliance Industries, Ltd. - GDR(Þ)	459,343	13,183	Tenaris SA - ADR(Ñ)	146,300	3,697
State Bank of India	421,210	1,522	Ternium SA - ADR	56,735	815
Sun Pharmaceutical Industries, Ltd.(Æ)	480,252	6,521			12,247
Syndicate Bank	560,453	802
Tata Chemicals, Ltd.	316,601	1,976	Malaysia - 0.8%
Tata Communications, Ltd.(Æ)	65,019	426	7-Eleven Malaysia Holdings BHD	911,500	301
Tata Consultancy Services, Ltd.	254,695	9,712	Axiata Group BHD	231,500	333
Tata Motors, Ltd. Class A(Æ)	769,425	3,050	Batu Kawan BHD	9,100	37
Tata Motors, Ltd.(Æ)	413,032	2,420	British American Tobacco Malaysia BHD	167,143	2,402
UltraTech Cement, Ltd.	128,176	5,651	Cahya Mata Sarawak BHD	945,500	1,169
Union Bank of India	456,270	1,088	CIMB Group Holdings BHD	846,065	905

See accompanying notes which are an integral part of the financial statements.

224 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Evergreen Fibreboard BHD(Æ)	871,400	448	Netherlands - 0.4%
Hong Leong Bank BHD	305,700	990	OCI NV(Æ)	45,784	1,291
Hong Leong Financial Group BHD	56,700	186	X5 Retail Group NV - GDR(Æ)	230,928	4,780
IHH Healthcare BHD	323,600	475	Yandex NV Class A(Æ)	141,000	2,270
IJM Corp. BHD	3,022,010	2,334			8,341
KLCCP Stapled Group	107,000	175
Lafarge Malaysia BHD	159,041	337	Nigeria - 0.6%
Malayan Banking BHD	57,800	111	Access Bank PLC	94,465,707	2,187
Maxis BHD	109,500	168	Dangote Cement PLC	5,198,286	4,257
MISC BHD	241,900	508	FCMB Group PLC(Å)	15,631,592	153
Nestle Malaysia BHD	13,300	224	Guaranty Trust Bank PLC	32,140,479	3,718
Petronas Dagangan BHD	305,074	1,596	Guaranty Trust Bank PLC - GDR(Å)	129,606	745
Petronas Gas BHD	25,000	133	Guaranty Trust Bank PLC - GDR(Þ)	105,919	609
Public Bank BHD	37,700	158	Nestle Nigeria PLC	164,473	682
Steppe Cement, Ltd.(Æ)	1,110,093	291	Nigerian Breweries PLC	2,548,587	1,754
Telekom Malaysia BHD	114,600	178	United Bank for Africa PLC Class A	10,763,242	188
Tenaga Nasional BHD	238,200	700			14,293
Top Glove Corp. BHD	466,200	1,028
UEM Sunrise BHD	4,329,500	1,256	Pakistan - 0.7%
VS Industry BHD	2,539,900	915	Allied Bank, Ltd.	1,785,418	1,704
Westports Holdings BHD	480,546	479	Dawood Hercules Corp., Ltd.	2,023,500	2,494
		17,837	Engro Corp., Ltd.	803,600	2,324
			Lucky Cement, Ltd.(Æ)	766,254	3,884
Mexico - 3.5%			Nishat Mills, Ltd.(Æ)	3,306,899	3,220
America Movil SAB de CV Class L			United Bank, Ltd.(Å)	1,948,817	3,028
- ADR	312,595	5,567			16,654
Cemex SAB de CV - ADR(Æ)	1,322,170	8,343
Controladora Vuela Cia de Aviacion SAB			Panama - 0.1%
de CV Class A(Æ)	364,026	621	Copa Holdings SA Class A(Ñ)	25,560	1,291
Controladora Vuela Cia de Aviacion SAB			Philippines - 0.4%
de CV - ADR(Æ)	99,133	1,684	Aboitiz Power Corp.	614,400	550
Corp. Moctezuma SAB de CV(Å)	261,063	855	Ayala Land, Inc.	3,457,425	2,639
El Puerto de Liverpool SAB de CV	106,708	1,482	Bank of the Philippine Islands	380,589	687
Empresas ICA SAB de CV - ADR(Æ)(Ñ)	205,700	317	BDO Unibank, Inc.	4,920	11
Fomento Economico Mexicano SAB de			International Container Terminal
CV - ADR	63,200	6,263	Services, Inc.	27,600	48
Genomma Lab Internacional SAB de CV			Manila Electric Co.	33,810	234
Class B(Æ)	3,249,319	2,386	Metro Pacific Investments Corp.	26,154,999	2,909
Gentera SAB de CV(Æ)	73,400	135	Metropolitan Bank & Trust Co. - ADR	152,270	276
Gruma SAB de CV Class B	326,825	5,044	Security Bank Corp.	294,890	893
Grupo Aeroportuario del Sureste SAB de			SM Investments Corp.	15,310	285
CV - ADR	37,100	5,741	Universal Robina Corp.	242,150	1,033
Grupo Financiero Banorte SAB de CV					9,565
Class O	3,265,982	17,588
Grupo Financiero Inbursa SAB de CV			Poland - 0.4%
Class O	596,054	1,198	Alior Bank SA(Æ)	44,656	938
Grupo Lala SAB de CV Class B(Æ)	593,640	1,517	Asseco Poland SA	57,391	846
Grupo Mexico SAB de CV	1,631,432	3,974	Bank Pekao SA	81,144	3,150
Grupo Televisa SAB - ADR	423,829	12,350	KGHM Polska Miedz SA	25,210	585
Kimberly-Clark de Mexico SAB de CV			Polski Koncern Naftowy Orlen SA(Ñ)	215,342	3,488
Class A	1,267,475	3,059	Polskie Gornictwo Naftowe i
Megacable Holdings SAB de CV	387,403	1,476	Gazownictwo SA	645,083	1,144
Wal-Mart de Mexico SAB de CV(Æ)	1,125,173	2,969			10,151
		82,569
			Qatar - 0.3%
Morocco - 0.1%			Al Meera Consumer Goods Co. QSC	54,399	3,502
Attijariwafa Bank	8,449	280	Industries Qatar QSC	83,368	2,817
Maroc Telecom - ADR	44,797	501			6,319
Residences Dar Saada	72,341	1,029
		1,810	Romania - 0.3%
			Banca Transilvania(Æ)	6,199,744	3,894

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 225

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Fondul Proprietatea SA/Fund(Æ)	16,605,696	3,373	Remgro, Ltd.	154,084	3,080
		7,267	Resilient Property Income Fund, Ltd.
			(Æ)(ö)	70,495	619
Russia - 4.4%			Reunert, Ltd.	519,223	2,531
Alrosa PAO	2,511,426	2,026	RMB Holdings, Ltd.	700,385	3,411
Federal Grid Co. Unified Energy System			Sasol, Ltd. - ADR	258,383	8,245
PJSC	583,180,000	567	Standard Bank Group, Ltd.	730,775	7,588
Gazprom PAO - ADR	3,030,001	12,726	Steinhoff International Holdings, Ltd.	129,436	792
LSR Group PJSC - GDR	188,217	423	Truworths International, Ltd.(Æ)	246,248	1,664
LSR Group PJSC	6,272	61	Vodacom Group, Ltd. - ADR	199,873	2,161
Lukoil PJSC - ADR	454,201	16,465	Woolworths Holdings, Ltd.	343,932	2,545
Lukoil PJSC - ADR(Æ)	137,970	4,993			94,937
Magnit PJSC - GDR	125,150	5,684
Magnitogorsk Iron & Steel Works OJSC	9,976,400	3,760	South Korea - 12.9%
MMC Norilsk Nickel PJSC(Æ)	74,610	1,112	Asia Paper Manufacturing Co., Ltd.	5,070	87
Mobile TeleSystems PJSC - ADR	387,600	2,725	BGF retail Co., Ltd.(Ñ)	16,463	2,445
Moscow Exchange MICEX-RTS PJSC	469,000	661	BNK Financial Group, Inc.	194,140	2,375
Novatek OAO - GDR	60,931	5,573	Coway Co., Ltd.	29,627	2,202
Novolipetsk Steel OJSC	351,600	431	Crown Confectionery Co., Ltd.(Ñ)	1,825	936
Novolipetsk Steel OJSC - GDR	475,261	5,837	Daelim Industrial Co., Ltd.	65,182	4,245
PhosAgro OAO - GDR	252,867	3,412	Daishin Securities Co., Ltd.	6,615	60
Raspadskaya OAO(Æ)	297,534	176	Daou Technology, Inc.	57,882	1,253
Rosneft OAO - GDR	509,444	2,038	DGB Financial Group, Inc.	461,017	4,272
Sberbank PAO	4,022,058	5,673	Dongbu Insurance Co., Ltd.	43,543	2,612
Sberbank PAO - ADR	1,901,918	11,622	Dongwon Development Co., Ltd.	2,052	77
Severstal PAO - GDR	473,792	5,566	e-LITECOM Co., Ltd.	5,277	92
Sistema JSFC - GDR(Æ)	31,200	216	E-MART, Inc.	5,192	966
Surgutneftegas OAO - ADR	232,766	1,270	GS Holdings Corp.	4,996	219
Tatneft PAO - ADR	293,142	9,058	GS Retail Co., Ltd.	38,037	1,910
Uralkali PJSC - GDR(Æ)	92,191	1,108	Hana Financial Group, Inc.	21,992	534
		103,183	Hankook Tire Co., Ltd.	277,487	10,605
			Hanon Systems	83,496	3,282
Singapore - 0.1%			Hanwha General Insurance Co., Ltd.(Æ)	16,463	108
Yangzijiang Shipbuilding Holdings, Ltd.	1,650,100	1,466	Hotel Shilla Co., Ltd.(Ñ)	56,137	5,387
			HwaSung Industrial Co., Ltd.	36,579	548
South Africa - 4.0%			Hyosung Corp.	20,645	2,103
African Bank Investments, Ltd.(Æ)	887,049	—	Hyundai Development Co.-Engineering
Anglo American Platinum, Ltd.(Æ)	22,395	392	& Construction	27,624	1,107
AngloGold Ashanti, Ltd. - ADR(Æ)	394,945	3,333	Hyundai Engineering & Construction
Aspen Pharmacare Holdings, Ltd.(Æ)	305,137	6,843	Co., Ltd.	71,891	2,165
Astral Foods, Ltd.	26,492	333	Hyundai Marine & Fire Insurance Co.,
AVI, Ltd.	447,297	2,847	Ltd.	79,737	2,373
Barclays Africa Group, Ltd. - ADR	14,529	186	Hyundai Motor Co.	60,436	8,258
Bidvest Group, Ltd. (The)	414,028	10,578	Hyundai Securities Co., Ltd.	174,783	1,052
Capevin Holdings, Ltd.	189,486	137	JB Financial Group Co., Ltd.	168,797	877
Capitec Bank Holdings, Ltd.	13,985	603	Kangwon Land, Inc.	35,554	1,318
DataTec, Ltd.(Æ)	199,553	854	KB Financial Group, Inc.	487,044	15,427
Discovery Holdings, Ltd.	787,708	8,412	KB Financial Group, Inc. - ADR	156,600	4,938
Distell Group, Ltd.	2,714	35	KB Insurance Co., Ltd.(Æ)	22,026	513
FirstRand, Ltd.	514,437	1,885	KC Tech Co., Ltd.	78,735	658
Foschini Group, Ltd. (The)	197,232	2,013	KCC Corp.	13,919	4,961
Growthpoint Properties, Ltd.(ö)	95,593	175	Kia Motors Corp.	123,241	6,014
Investec, Ltd.	117,910	973	Korea Electric Power Corp. - ADR(Ñ)	148,700	3,331
JSE, Ltd.(Æ)	36,033	347	Korea Electric Power Corp.	12,594	567
Liberty Holdings, Ltd.	55,866	546	Korea Investment Holdings Co., Ltd.	16,130	858
Massmart Holdings, Ltd.	290,973	2,405	Korea Kolmar Co., Ltd.(Ñ)	38,349	3,000
Naspers, Ltd. Class N(Æ)	120,960	17,669	Korea PetroChemical Industries Co.,
Nedbank Group, Ltd.(Æ)	21,343	354	Ltd.(Ñ)	12,748	1,960
Netcare, Ltd. Class H	29,886	85	KT Corp.(Æ)	38,439	995
Pick n Pay Holdings, Ltd.	38,790	80	KT&G Corp.	8,618	861
Pick n Pay Stores, Ltd.	251,958	1,216	LG Chem, Ltd.	20,460	5,423

See accompanying notes which are an integral part of the financial statements.

226 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
LG International Corp.	55,284	1,684	China Steel Corp. Class H	1,444,000	872
LG Uplus Corp.	300,954	2,880	Chunghwa Telecom Co., Ltd.	1,861,000	5,703
Lotte Chemical Corp.	45,224	9,438	Compeq Manufacturing Co., Ltd.	2,778,000	1,820
Lotte Chilsung Beverage Co., Ltd.	3,510	6,867	CTBC Financial Holding Co., Ltd.	2,615,867	1,431
Lotte Confectionery Co., Ltd.	2,343	4,081	Delta Electronics, Inc.	1,039,214	5,268
Lotte Shopping Co., Ltd.	8,111	1,641	E.Sun Financial Holding Co., Ltd.	4,284,357	2,571
Macquarie Korea Infrastructure Fund	254,956	1,787	Eclat Textile Co., Ltd.	55,000	809
Meritz Securities Co., Ltd.	135,190	600	Far Eastern New Century Corp.	1,485,340	1,348
NAVER Corp.	4,149	2,176	Far EasTone Telecommunications Co.,
OCI Materials Co., Ltd.	4,503	365	Ltd.	530,000	1,148
Osstem Implant Co., Ltd.(Æ)	2,418	141	Feng TAY Enterprise Co., Ltd.	74,160	421
S&T Motiv Co., Ltd.	1,233	78	First Financial Holding Co., Ltd.	2,572,415	1,245
Samsung Electro-Mechanics Co., Ltd.	9,950	566	Formosa Petrochemical Corp.	895,000	2,170
Samsung Electronics Co., Ltd.	66,609	79,791	Foxconn Technology Co., Ltd.	628,770	1,640
Samsung Electronics Co., Ltd. - GDR(Þ)	10,112	6,052	Fubon Financial Holding Co., Ltd.	1,146,000	1,845
Samsung Electronics Co., Ltd. - GDR	12,998	7,378	Giant Manufacturing Co., Ltd.	309,461	2,327
Samsung Fire & Marine Insurance Co.,			Global Mixed Mode Technology, Inc.	1,073,274	1,973
Ltd.	35,042	9,809	Highwealth Construction Corp.(Æ)	419,700	617
Samsung Life Insurance Co., Ltd.	105,603	10,079	Hiwin Technologies Corp.	435,201	2,416
Samsung SDI Co., Ltd.(Æ)	5,137	477	Hon Hai Precision Industry Co., Ltd.(Æ)	7,427,821	19,695
Shinhan Financial Group Co., Ltd.	469,963	17,888	Hua Nan Financial Holdings Co., Ltd.	1,982,102	952
Shinsegae Co., Ltd.	11,552	2,344	Huaku Development Co., Ltd.	348,000	658
Shinsegae Engineering & Construction			Innolux Corp.	5,209,000	1,743
Co., Ltd.(Æ)(Ñ)	22,003	951	Inventec Corp.	1,053,000	602
Silicon Works Co., Ltd.	17,871	530	Kinsus Interconnect Technology Corp.	1,434,000	2,926
SK Hynix, Inc.	142,317	3,802	Largan Precision Co., Ltd.	177,252	13,690
SK Telecom Co., Ltd. - ADR	460,700	10,854	Lite-On Technology Corp.	1,645,414	1,706
SK Telecom Co., Ltd.	19,018	4,030	MediaTek, Inc.	1,049,422	8,146
Tongyang Life Insurance Co., Ltd.	67,219	822	Mega Financial Holding Co., Ltd.	5,630,677	4,083
Ubiquoss, Inc.	39,647	500	Mercuries Life Insurance Co., Ltd.(Æ)	1,624,000	989
UniTest, Inc.(Ñ)	67,708	495	Nan Ya Plastics Corp.	69,000	137
Woori Bank	242,813	2,106	Novatek Microelectronics Corp.	681,000	2,302
		303,186	Pegatron Corp.	1,923,000	4,679
			Pou Chen Corp. Class B	1,937,000	2,724
Spain - 0.0%			Powertech Technology, Inc.(Æ)	118,000	262
Cemex Latam Holdings SA(Æ)	277,562	966	Radiant Opto-Electronics Corp.(Æ)	633,000	1,944
			Shin Kong Financial Holding Co., Ltd.	12,317,059	2,940
Sri Lanka - 0.2%			Shin Zu Shing Co., Ltd.	363,000	1,166
Distilleries Co. of Sri Lanka PLC(Æ)	1,869,944	3,645	Siliconware Precision Industries Co.,

Switzerland - 0.5%			Ltd.	437,000	578
Coca-Cola HBC AG - ADR(Æ)	251,538	5,993	SinoPac Financial Holdings Co., Ltd.	3,989,243	1,312
Dufry AG(Æ)	51,478	6,014	Sitronix Technology Corp.(Æ)	43,000	120
		12,007	Synnex Technology International Corp.	395,000	415
			Taishin Financial Holding Co., Ltd.	2,929,000	1,143
Taiwan - 9.2%			Taiwan Cement Corp.	493,000	547
Advanced Semiconductor Engineering,			Taiwan Cooperative Financial Holding
Inc.	6,658,459	7,715	Co., Ltd.	3,278,800	1,465
Advantech Co., Ltd.	402,815	2,882	Taiwan Fertilizer Co., Ltd. Class H	275,000	350
Airtac International Group	185,850	961	Taiwan Mobile Co., Ltd.	292,000	919
Asia Cement Corp.(Æ)	1,341,000	1,388	Taiwan Paiho, Ltd.(Æ)	97,000	231
Asustek Computer, Inc.	94,000	839	Taiwan PCB Techvest Co., Ltd.	483,000	535
AU Optronics Corp.	4,538,000	1,326	Taiwan Semiconductor Manufacturing
Catcher Technology Co., Ltd.	867,000	8,454	Co., Ltd.	8,654,133	36,577
Cathay Financial Holding Co., Ltd.	550,000	781	Taiwan Semiconductor Manufacturing
Chang Hwa Commercial Bank, Ltd.	1,407,500	729	Co., Ltd. - ADR	1,202,860	26,415
Chang Type Industrial Co., Ltd.(Æ)	55,000	105	Tripod Technology Corp.	1,558,780	2,401
Chen Full International Co., Ltd.(Æ)	830,000	1,318	Uni-President Enterprises Corp.	799,000	1,348
Cheng Shin Rubber Industry Co., Ltd.	335,000	606	United Microelectronics Corp.	3,344,000	1,218
China Development Financial Holding			Yi Jinn Industrial Co., Ltd.(Æ)	286,000	120
Corp.	7,107,000	1,905	Yuanta Financial Holding Co., Ltd.	12,262,667	4,801

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 227

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Yulon Motor Co., Ltd.	445,000	471	Torunlar Gayrimenkul Yatirim Ortakligi
		216,943	AS(ö)	226,524	257
			Tupras Turkiye Petrol Rafinerileri AS(Æ)	198,186	5,233
Thailand - 2.7%			Turk Hava Yollari AO(Æ)	904,258	2,669
Airports of Thailand PCL	667,747	5,581	Turkcell Iletisim Hizmetleri AS	609,150	2,423
Bangkok Bank PCL	1,021,200	4,799	Turkcell Iletisim Hizmetleri AS
Bangkok Expressway PCL	183,500	186	- ADR(Ñ)	134,691	1,335
BEC World PCL	1,693,697	1,496	Turkiye Garanti Bankasi AS	2,420,650	6,282
Big C Supercenter PCL	404,000	2,270	Turkiye Halk Bankasi AS	1,145,962	4,301
Central Pattana PCL	5,118,172	6,613	Ulker Biskuvi Sanayi AS	140,361	948
Delta Electronics Thailand PCL	547,400	1,296	Yapi ve Kredi Bankasi AS	1,052,185	1,281
Jasmine International PCL	21,556,762	3,423			58,480
Kasikornbank PCL	1,318,433	6,379
Krung Thai Bank PCL	377,600	181	United Arab Emirates - 0.2%
Krungthai Card PCL - ADR	348,000	973	Abu Dhabi Commercial Bank PJSC	419,307	856
Pruksa Real Estate PCL	2,871,919	2,256	Air Arabia PJSC	2,388,160	877
PTT Exploration & Production PCL(Æ)	1,186,701	2,422	DAMAC Properties Dubai Co. PJSC(Æ)	1,433,616	1,158
PTT Global Chemical PCL	1,574,300	2,457	DP World, Ltd.(Æ)	64,100	1,295
PTT PCL	338,500	2,606	Dubai Islamic Bank PJSC	216,322	381
Robinson Department Store PCL	623,100	690	Orascom Construction, Ltd.	26,323	263
Siam Cement PCL (The)	237,750	3,028			4,830
Siam Commercial Bank PCL (The)	960,601	3,592
Thai Beverage PCL	7,992,790	3,838	United Kingdom - 2.1%
Thai Union Group PCL Class F(Æ)	5,796,870	2,875	Anglo American PLC	776,747	6,503
Tipco Asphalt PCL	2,636,700	3,143	Anglo American PLC - ADR	123,400	517
Tisco Financial Group PCL	2,095,249	2,176	Bank of Georgia Holdings PLC	370,742	11,420
Tisco Financial Group PCL(Æ)	142,954	152	Cable & Wireless Communications PLC	2,204,877	2,495
TMB Bank PCL	18,428,805	1,374	Hikma Pharmaceuticals PLC	176,503	5,881
		63,806	Nostrum Oil & Gas PLC(Ñ)	315,198	2,089
			SABMiller PLC - ADR	294,815	18,082
Togo - 0.1%			Tullow Oil PLC(Æ)	823,134	2,562
Ecobank Transnational, Inc.(Æ)	26,351,004	2,470			49,549

Tunisia - 0.0%			United States - 0.7%
Societe Frigorifique et Brasserie de Tunis	60,902	678	Cognizant Technology Solutions Corp.
			Class A(Æ)	63,055	4,295
Turkey - 2.5%			First Cash Financial Services, Inc.(Æ)	24,543	936
Akbank TAS	1,437,626	3,692	Maginet Corp.(Æ)	34,700	1,580
Akfen Holding AS	138,748	390	Sohu.com, Inc.(Æ)	95,100	4,804
Anadolu Efes Biracilik Ve Malt Sanayii			X5 Retail Group NV - GDR(Æ)	200,106	4,140
AS	284,441	2,243			15,755
Arcelik AS	1,018,711	5,554
BIM Birlesik Magazalar AS(Æ)	10,659	217	Vietnam - 0.1%
Coca-Cola Icecek AS	21,879	277	Hoa Phat Group JSC	715,750	1,007
Emlak Konut Gayrimenkul Yatirim			PetroVietnam Drilling and Well Services
Ortakligi AS(ö)	5,280,214	5,124	JSC - ADR	1,159,180	1,904
Enka Insaat ve Sanayi AS	1,403,224	2,486			2,911
Ford Otomotiv Sanayi AS	152,878	1,798
GSD Holding AS	456,116	187	Virgin Islands, British - 0.1%
Gubre Fabrikalari TAS	214,618	485	Arcos Dorados Holdings, Inc. Class A(Ñ)	288,800	890
Haci Omer Sabanci Holding AS	670,547	2,126	Tianhe Chemicals Group, Ltd.(Å)(Æ)	25,778,000	2,328
Ipek Dogal Enerji Kaynaklari Arastirma					3,218
Ve Uretim AS(Æ)	53,479	32
Koza Altin Isletmeleri AS	519,361	2,919	Zimbabwe - 0.0%
Koza Anadolu Metal Madencilik			Delta Corp., Ltd.	475,650	390

Isletmeleri AS(Æ)	696,955	368	Total Common Stocks
Soda Sanayii AS	318,512	527
Tat Gida Sanayi AS(Æ)	480,094	922	(cost $2,312,538)		2,154,148
TAV Havalimanlari Holding AS	535,933	4,208
Tofas Turk Otomobil Fabrikasi AS(Æ)	29,701	196	Investments in Other Funds - 1.3%

See accompanying notes which are an integral part of the financial statements.

228 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($)	Value			Amount ($)		Value
	or Shares	$			or Shares		$
Jersey - 0.0%				Series 000A
Platinum Group Metal, Ltd.	134,500	33		Zero coupon due 01/22/18	98		693
				Series 000W
Luxembourg - 0.5%				Zero coupon due 07/31/17	87		1,826
SHS Genesis Smaller Co.	105,399	10,736					4,374
				Total Certificates of Participation
United Kingdom - 0.7%				(cost $9,752)			13,635
Genesis Indian Investment Co., Ltd.	117,170	16,620

United States - 0.1%				Warrants & Rights - 0.4%
Hyprop Investments, Ltd.	228,136	2,067		Cayman Islands - 0.0%
				Ju Teng International Holdings, Ltd.(Æ)
Total Investments in Other Funds				2016 Warrants	449,125		17

(cost $5,033)		29,456		Germany - 0.0%
				Almarai Co.(Æ)(Þ)
Preferred Stocks - 0.9%				2016 Warrants	20,126		421
Brazil - 0.5%
Braskem SA(Æ)	301,200	1,701		Netherlands - 0.2%
Cia Brasileira de Distribuicao	76,400	1,005		Grasim Industries, Ltd.(Æ)
Eletropaulo Metropolitana Eletricidade				2017 Warrants	45,928		2,598
de Sao Paulo SA(Æ)	120,578	310		Indraprastha Gas, Ltd.(Æ)(Þ)
Investimentos Itau SA	580,894	1,085		2016 Warrants	61,222		456
Itau Unibanco Holding SA	98,370	675		TTK Prestige, Ltd.(Æ)(Þ)
Lojas Americanas SA	542,878	2,352		2017 Warrants	5,763		386
Telefonica Brasil SA(Þ)	479,531	4,968					3,440
Telefonica Brasil SA(Å)	110	1
		12,097		United Kingdom - 0.2%
				HSBC Bank PLC(Æ)
Chile - 0.0%				2018 Warrants	99,436		4,295
Embotelladora Andina SA	101,587	354
				Total Warrants & Rights
Colombia - 0.0%				(cost $9,362)			8,173
Bancolombia SA	11,591	101

Russia - 0.0%			Short	-Term Investments - 4.6%
AK Transneft OAO	180	419		United States - 4.6%
Surgutneftegas OAO	215,900	147		Russell U.S. Cash Management Fund	99,452,422	(8)	99,452
		566		United States Treasury Bills(§)
				0.180% due 02/04/16	9,000		8,998
South Korea - 0.4%							108,450
Samsung Electronics Co., Ltd.	8,243	8,597		Total Short-Term Investments
				(cost $108,448)			108,450
Total Preferred Stocks

(cost $23,365)		21,715		Other Securities - 3.4%
				Russell U.S. Cash Collateral Fund(×)	79,490,846	(8)	79,491
Certificates of Participation - 0.6%				Total Other Securities
China - 0.0%				(cost $79,491)			79,491
JPMorgan Structured Products BV
Zero coupon due 08/14/17	48	7		Total Investments 102.9%
Netherlands - 0.4%				(identified cost $2,547,989)			2,415,068
JPMorgan Structured Products BV
Zero coupon due 08/14/17	560	2,987		Other Assets and Liabilities, Net
Series 0001			-	(2.9%)			(67,174)
Zero coupon due 05/16/17	195	2,556
Zero coupon due 07/02/18	18	1,237		Net Assets - 100.0%			2,347,894
Series 0002
Zero coupon due 07/02/18	332	2,474
		9,254
United Kingdom - 0.2%
HSBC Bank PLC
Zero coupon due 09/12/16	37	1,855

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 229

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2015

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
0.4%
Bank Tabungan Pensiunan Nasional Tbk PT	06/27/13	IDR	492,300	0.39	193	94
China Forestry Holdings Co., Ltd.	07/26/10	HKD	871,100	0.43	372	—
China Metal Recycling Holdings, Ltd.	11/16/12	HKD	335,400	—	339	—
Corp. Moctezuma SAB de CV	03/01/06	MXN	261,063	1.82	474	855
FCMB Group PLC	11/20/07	NGN	15,631,592	0.04	577	153
Great Wall Motor Co., Ltd.	05/23/14	HKD	681,000	1.25	851	826
Guaranty Trust Bank PLC	07/20/07	NGN	129,606	5.02	650	745
Kaisa Group Holdings, Ltd.	09/04/14	HKD	3,280,000	0.38	1,261	660
Real Gold Mining, Ltd.	04/26/10	HKD	463,232	1.60	741	—
Telefonica Brasil SA	09/09/11	BRL	110	—	—	1
Tianhe Chemicals Group, Ltd.	06/13/14	HKD	25,778,000	0.23	5,886	2,328
United Bank, Ltd.	06/13/14	PKR	1,948,817	1.64	3,199	3,028
						8,690
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
BIST 30 Index Futures	725	TRY	7,270	12/15	36
FTSE/JSE Top 40 Index Futures	253	ZAR	123,348	12/15	732
Hang Seng Index Futures	120	HKD	136,104	11/15	(275)
H-Shares Index Futures	269	HKD	140,243	11/15	(454)
iShares MSCI Taiwan Index	499	USD	15,768	11/15	(310)
KOSPI2 Index Futures	168	KRW	21,100,800	12/15	1,167
Mexican Bolsa Index Futures	205	MXN	91,207	12/15	223
MSCI Emerging Markets Mini Index Futures	278	USD	11,727	12/15	637
SGX CNX NIFTY Index	729	USD	11,776	11/15	(292)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					1,464

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	7,525	BRL	29,040	11/04/15	5
Bank of America	USD	7,424	BRL	29,040	12/02/15	34
Bank of America	USD	37	GBP	24	11/03/15	—
Bank of America	USD	833	GBP	539	11/03/15	(2)
Bank of America	USD	13	HKD	104	11/02/15	—
Bank of America	USD	192	HKD	1,484	11/02/15	—
Bank of America	USD	270	HKD	2,090	11/02/15	—
Bank of America	USD	339	HKD	2,627	11/02/15	—
Bank of America	USD	29	HKD	225	11/03/15	—
Bank of America	USD	76	HKD	586	11/03/15	—
Bank of America	USD	88	HKD	679	11/03/15	—
Bank of America	USD	149	HKD	1,155	11/03/15	—
Bank of America	USD	64	HUF	18,051	11/02/15	—
Bank of America	USD	169	HUF	47,654	11/03/15	—
Bank of America	USD	607	INR	40,000	12/16/15	—
Bank of America	USD	8,701	INR	589,000	12/16/15	245
Bank of America	USD	4,007	KRW	4,770,000	12/16/15	165
Bank of America	USD	2,125	TRY	6,641	12/16/15	124
Bank of America	BRL	29,040	USD	7,498	11/04/15	(32)
Bank of America	HKD	676	USD	87	11/02/15	—
Bank of America	HKD	369	USD	48	11/03/15	—
Bank of America	HKD	7,339	USD	947	11/03/15	—

See accompanying notes which are an integral part of the financial statements.

230 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	HKD	5,000	USD	645	12/16/15	—
Bank of America	HKD	10,000	USD	1,290	12/16/15	—
Bank of America	HKD	10,000	USD	1,290	12/16/15	—
Bank of America	HKD	18,000	USD	2,323	12/16/15	—
Bank of America	INR	30,000	USD	442	12/16/15	(13)
Bank of America	INR	30,000	USD	445	12/16/15	(11)
Bank of America	KRW	800,000	USD	674	12/16/15	(25)
Bank of America	KRW	1,500,000	USD	1,255	12/16/15	(57)
Bank of America	KRW	2,000,000	USD	1,681	12/16/15	(69)
Bank of America	MXN	7,000	USD	414	12/16/15	(9)
Bank of Montreal	USD	3,655	HKD	28,332	12/16/15	1
Bank of Montreal	USD	1,976	MXN	33,406	12/16/15	40
Bank of Montreal	USD	1,428	ZAR	19,917	12/15/15	1
Bank of New York	TRY	44	USD	15	11/02/15	—
Barclays	USD	1,366	CNY	8,675	12/15/15	(2)
Barclays	USD	2,086	MYR	8,796	12/15/15	(42)
Barclays	CNY	8,563	USD	1,337	12/15/15	(10)
Barclays	CNY	10,896	USD	1,705	12/15/15	(9)
BNP Paribas	USD	3,655	HKD	28,332	12/16/15	1
BNP Paribas	USD	1,427	ZAR	19,917	12/15/15	1
BNP Paribas	HKD	5,000	USD	645	12/16/15	—
BNP Paribas	ZAR	10,000	USD	702	12/15/15	(16)
Citigroup	USD	4,370	BRL	16,865	11/04/15	3
Citigroup	BRL	16,865	USD	4,136	11/04/15	(238)
Citigroup	HKD	10,000	USD	1,290	12/16/15	—
Citigroup	RUB	113,097	USD	1,755	11/25/15	(5)
Deutsche Bank	USD	1,535	ZAR	20,616	12/15/15	(57)
Deutsche Bank	PLN	13,188	USD	3,543	12/15/15	135
Goldman Sachs	USD	4,473	BRL	16,865	11/04/15	(100)
Goldman Sachs	USD	3,797	KRW	4,453,572	12/15/15	99
Goldman Sachs	USD	9,017	MXN	152,446	12/15/15	185
Goldman Sachs	BRL	16,865	USD	4,370	11/04/15	(3)
Goldman Sachs	KRW	1,633,235	USD	1,441	12/15/15	13
Goldman Sachs	KRW	12,473,662	USD	10,465	12/15/15	(446)
Goldman Sachs	MXN	70,555	USD	4,283	12/15/15	24
Goldman Sachs	PHP	72,146	USD	1,538	12/15/15	(1)
Goldman Sachs	RUB	585,799	USD	9,231	11/25/15	117
HSBC	USD	2,968	BRL	12,000	11/04/15	144
HSBC	USD	3,655	HKD	28,332	12/16/15	1
HSBC	USD	2,710	INR	180,000	12/16/15	24
HSBC	USD	6,765	KRW	8,000,000	12/16/15	233
HSBC	USD	2,195	TWD	71,066	12/15/15	(7)
HSBC	USD	2,905	TWD	94,148	12/15/15	(6)
HSBC	USD	1,429	ZAR	19,917	12/15/15	—
HSBC	BRL	12,000	USD	3,110	11/04/15	(2)
HSBC	KRW	1,731,839	USD	1,468	12/15/15	(47)
Morgan Stanley	USD	2,477	CNY	15,794	12/15/15	7
Morgan Stanley	USD	4,800	MYR	20,773	12/15/15	25
Morgan Stanley	USD	1,982	ZAR	25,882	12/15/15	(126)
Morgan Stanley	KRW	2,718,287	USD	2,395	12/15/15	18
Northern Trust	MXN	31,791	USD	1,906	12/15/15	(13)
Royal Bank of Canada	USD	5,162	BRL	21,040	11/04/15	293
Royal Bank of Canada	USD	3,655	HKD	28,332	12/16/15	1
Royal Bank of Canada	USD	1,975	MXN	33,406	12/16/15	41
Royal Bank of Canada	USD	1,429	ZAR	19,917	12/15/15	—
Royal Bank of Canada	BRL	21,040	USD	5,452	11/04/15	(3)
Royal Bank of Scotland	USD	3,360	CLP	2,274,005	12/15/15	(86)
Royal Bank of Scotland	USD	1,722	COP	4,920,460	12/15/15	(31)
Royal Bank of Scotland	USD	1,524	PHP	72,146	12/15/15	15
Standard Chartered	USD	2,045	IDR	30,495,254	12/15/15	147
Standard Chartered	USD	3,767	IDR	55,693,184	12/15/15	238
Standard Chartered	USD	1,066	MYR	4,386	12/15/15	(47)
Standard Chartered	USD	3,432	PHP	157,133	12/15/15	(81)

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 231

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Standard Chartered	CNY	8,051	USD	1,237	12/15/15	(30)
Standard Chartered	CNY	12,367	USD	1,934	12/15/15	(11)
Standard Chartered	CNY	47,692	USD	7,394	12/15/15	(107)
Standard Chartered	CNY	84,255	USD	13,190	12/15/15	(62)
Standard Chartered	KRW	1,161,202	USD	1,014	12/15/15	(2)
Standard Chartered	KRW	3,958,672	USD	3,332	12/15/15	(131)
Standard Chartered	TWD	67,929	USD	2,104	12/15/15	13
Standard Chartered	TWD	97,285	USD	2,995	12/15/15	(1)
State Street	USD	126	BRL	485	11/04/15	—
State Street	USD	747	BRL	3,000	11/04/15	31
State Street	USD	1,814	BRL	7,000	11/04/15	1
State Street	USD	188	HKD	1,459	11/02/15	—
State Street	USD	699	HKD	5,417	11/03/15	—
State Street	USD	13,548	HKD	105,000	12/16/15	1
State Street	USD	42	IDR	566,547	11/02/15	—
State Street	USD	1,363	INR	90,000	12/16/15	4
State Street	USD	33	KES	3,337	11/02/15	—
State Street	USD	8	KRW	8,716	11/02/15	—
State Street	USD	11	KRW	12,467	11/02/15	—
State Street	USD	200	KRW	226,931	11/02/15	(1)
State Street	USD	383	KRW	434,989	11/02/15	(1)
State Street	USD	1,695	KRW	2,000,000	12/16/15	54
State Street	USD	14	MAD	140	11/02/15	—
State Street	USD	2,060	MXN	35,000	12/16/15	52
State Street	USD	3,484	PLN	13,188	12/15/15	(75)
State Street	USD	19	QAR	67	11/02/15	—
State Street	USD	24	THB	872	11/02/15	—
State Street	USD	27	THB	960	11/02/15	—
State Street	USD	6,770	THB	241,551	12/15/15	11
State Street	USD	28	TRY	82	11/02/15	—
State Street	USD	201	TRY	590	11/02/15	2
State Street	USD	99	TRY	289	11/03/15	—
State Street	USD	969	TRY	3,000	12/16/15	47
State Street	USD	115	ZAR	1,569	11/03/15	(1)
State Street	USD	10	ZAR	143	11/05/15	—
State Street	USD	145	ZAR	2,012	11/05/15	—
State Street	USD	3,199	ZAR	45,000	12/15/15	29
State Street	USD	11,211	ZAR	156,118	12/15/15	(13)
State Street	BRL	72	USD	19	11/03/15	—
State Street	BRL	132	USD	34	11/03/15	(1)
State Street	BRL	1,097	USD	279	11/03/15	(5)
State Street	BRL	57	USD	15	11/04/15	—
State Street	BRL	3,000	USD	777	11/04/15	—
State Street	BRL	7,000	USD	1,705	11/04/15	(110)
State Street	HKD	109	USD	14	11/02/15	—
State Street	HKD	178	USD	23	11/02/15	—
State Street	HKD	238	USD	31	11/03/15	—
State Street	HKD	500	USD	65	11/03/15	—
State Street	HKD	7,000	USD	903	12/16/15	—
State Street	HKD	10,000	USD	1,290	12/16/15	—
State Street	HKD	16,000	USD	2,064	12/16/15	—
State Street	INR	70,000	USD	1,061	12/16/15	(2)
State Street	KRW	3,505,239	USD	2,923	12/15/15	(144)
State Street	KRW	1,500,000	USD	1,309	12/16/15	(3)
State Street	MXN	469	USD	28	11/02/15	—
State Street	MXN	362	USD	22	11/05/15	—
State Street	MXN	3,000	USD	180	12/16/15	(1)
State Street	MXN	11,000	USD	642	12/16/15	(22)
State Street	MYR	32	USD	8	11/02/15	—
State Street	THB	227	USD	6	11/02/15	—
State Street	THB	1,292	USD	36	11/02/15	—
State Street	THB	3,346	USD	94	11/02/15	—
State Street	THB	241,551	USD	6,670	12/15/15	(111)

See accompanying notes which are an integral part of the financial statements.

232 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	TRY	74	USD	25	11/02/15	—
State Street	TRY	500	USD	163	12/16/15	(7)
State Street	TRY	1,000	USD	336	12/16/15	(3)
State Street	TRY	1,500	USD	482	12/16/15	(26)
State Street	ZAR	760	USD	55	11/02/15	—
State Street	ZAR	7,000	USD	502	12/15/15	—
State Street	ZAR	7,500	USD	556	12/15/15	18
State Street	ZAR	18,000	USD	1,271	12/15/15	(20)
UBS	USD	3,655	HKD	28,332	12/16/15	1
UBS	USD	3,871	HKD	30,000	12/16/15	—
UBS	USD	591	MXN	10,000	12/16/15	12
UBS	USD	392	TRY	1,200	12/16/15	14
UBS	USD	1,075	ZAR	15,000	12/15/15	1
UBS	USD	1,429	ZAR	19,917	12/15/15	(1)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						184

Total Return Swap Contracts (*)
Amounts in thousands
Fund Receives/(Pays)		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Long Reference Entity
Bovespa Future Index	Goldman Sachs	BRL	13,057	12/16/15	(178)
Bovespa Future Index	Goldman Sachs	BRL	13,467	12/16/15	(273)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)					(451)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fees were all based on the total return of underlying security at termination.

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Common Stocks
Argentina	$23,437	$—	$—	$23,437	1.0
Austria	—	1,030	—	1,030	0.1
Bangladesh	—	9,043	—	9,043	0.4
Bermuda	8,401	37,573	822	46,796	2.0
Brazil	130,742	—	—	130,742	5.6
Canada	2,588	—	—	2,588	0.1
Cayman Islands	67,624	131,833	664	200,121	8.5
Chile	11,830	—	—	11,830	0.5
China	4,132	215,095	5,563	224,790	9.6
Colombia	5,705	—	—	5,705	0.2
Cyprus	316	241	—	557	—*
Czech Republic	—	2,825	—	2,825	0.1
Egypt	—	12,092	—	12,092	0.5
Greece	—	2,994	—	2,994	0.1
Hong Kong	34,689	79,641	—	114,330	4.9
Hungary	—	16,262	—	16,262	0.7
India	26,052	148,733	—	174,785	7.5
Indonesia	—	23,234	—	23,234	1.0
Israel	5,404	1,626	—	7,030	0.3
Jersey	2,273	4,671	—	6,944	0.3
Kazakhstan	992	—	—	992	—*
Kenya	—	1,566	—	1,566	0.1
Kuwait	—	7,691	—	7,691	0.3

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 233

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2015

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Luxembourg	7,704	4,543	—	12,247	0.5
Malaysia	291	17,546	—	17,837	0.8
Mexico	82,569	—	—	82,569	3.5
Morocco	—	1,810	—	1,810	0.1
Netherlands	7,050	1,291	—	8,341	0.4
Nigeria	1,354	12,939	—	14,293	0.6
Pakistan	—	16,654	—	16,654	0.7
Panama	1,291	—	—	1,291	0.1
Philippines	—	9,565	—	9,565	0.4
Poland	—	10,151	—	10,151	0.4
Qatar	—	6,319	—	6,319	0.3
Romania	—	7,267	—	7,267	0.3
Russia	46,460	56,723	—	103,183	4.4
Singapore	—	1,466	—	1,466	0.1
South Africa	4,890	90,047	—	94,937	4.0
South Korea	25,175	278,011	—	303,186	12.9
Spain	966	—	—	966	—*
Sri Lanka	—	3,645	—	3,645	0.2
Switzerland	—	12,007	—	12,007	0.5
Taiwan	26,677	190,266	—	216,943	9.2
Thailand	—	63,806	—	63,806	2.7
Togo	—	2,470	—	2,470	0.1
Tunisia	—	678	—	678	—*
Turkey	1,752	56,728	—	58,480	2.5
United Arab Emirates	—	4,830	—	4,830	0.2
United Kingdom	517	49,032	—	49,549	2.1
United States	11,615	4,140	—	15,755	0.7
Vietnam	—	2,911	—	2,911	0.1
Virgin Islands, British	890	—	2,328	3,218	0.1
Zimbabwe	—	390	—	390	—*
Investments in Other Funds	10,769	18,687	—	29,456	1.3
Preferred Stocks	12,552	9,163	—	21,715	0.9
Certificates of Participation	7	13,628	—	13,635	0.6
Warrants & Rights	17	8,156	—	8,173	0.4
Short-Term Investments	—	108,450	—	108,450	4.6
Other Securities	—	79,491	—	79,491	3.4
Total Investments	566,731	1,838,960	9,377	2,415,068	102.9
Other Assets and Liabilities, Net					(2.9)
					100.0

Other Financial Instruments
Futures Contracts	1,464	—	—	1,464	0.1
Foreign Currency Exchange Contracts	(11)	195	—	184	—*
Total Return Swap Contracts	—	(451)	—	(451)	(—)*
Total Other Financial Instruments**	$1,453	$(256)	$—	$1,197

*    Less than .05% of net assets.
**   Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2015 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

234 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$2,671
Variation margin on futures contracts*	2,795	—
Total	$2,795	$2,671

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$1,331	$—
Unrealized depreciation on foreign currency exchange contracts	—	2,487
Total return swap contracts, at fair value	451	—
Total	$1,782	$2,487
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$6,891	$—
Total return swap contracts	(2,147)	—
Foreign currency-related transactions**	—	(16,461)
Total	$4,744	$(16,461)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$760	$—
Total return swap contracts	594	—
Foreign currency-related transactions***	—	(507)
Total	$1,354	$(507)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 235

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Russell Emerging Markets Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
			Amounts		of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value		$76,410	$—	$76,410
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		2,671	—	2,671
Futures Contracts	Variation margin on futures contracts		9,996	—	9,996
Total Financial and Derivative Assets			89,077	—	89,077
Financial and Derivative Assets not subject to a netting agreement			(9,999)	—	(9,999)
Total Financial and Derivative Assets subject to a netting agreement			$79,078	$—	$79,078

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities
		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Bank of America		$573	$216	$—	$357
Bank of Montreal		42	—	—	42
Barclays		13,258	—	13,258	—
BNP Paribas		2	2	—	—
Citigroup		2,167	3	2,164	—
Credit Suisse		7,332	—	7,332	—
Deutsche Bank		1,614	57	1,479	78
Fidelity		2,114	—	2,114	—
Goldman Sachs		14,975	438	14,537	—
HSBC		401	2	—	399
ING		28	—	28	—
JPMorgan Chase		5,366	—	5,366	—
Merrill Lynch		5,721	—	5,721	—
Morgan Stanley		19,816	50	19,766	—
Royal Bank of Canada		335	4	—	331
Royal Bank of Scotland		15	15	—	—
Standard Chartered		397	397	—	—
State Street		249	205	—	44
UBS		4,673	1	4,645	27
Total		$79,078	$1,390	$76,410	$1,278

See accompanying notes which are an integral part of the financial statements.

236 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross		Net Amounts
			Amounts		of Liabilities
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities		Liabilities	Liabilities		Liabilities
Futures Contracts	Variation margin on futures contracts		$169	$ —		$169
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts		2,487	—		2,487
Total Return Swap Contracts	Total return swap contracts, at fair value		451	—		451
Total Financial and Derivative Liabilities			3,107	—		3,107
Financial and Derivative Liabilities not subject to a netting agreement			(182)	—		(182)
Total Financial and Derivative Liabilities subject to a netting agreement			$2,925	$ —		$2,925

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities
		Net Amounts
		of Liabilities
		Presented in
		the Statement	Financial and
		of Assets and	Derivative		Collateral
Counterparty		Liabilities	Instruments	Pledged^		Net Amount
Bank of America		$216	$216		$—	$ —
Barclays		63	—		—	63
BNP Paribas		16	2		—	14
Citigroup		242	3		—	239
Deutsche Bank		57	57		—	—
Goldman Sachs		1,002	438		—	564
HSBC		62	2		—	60
Morgan Stanley		125	50		—	75
Northern Trust		13	—		—	13
Royal Bank of Canada		4	4		—	—
Royal Bank of Scotland		116	15		—	101
Standard Chartered		471	397		—	74
State Street		537	205		—	332
UBS		1	1		—	—
Total		$2,925	$1,390		$—	$ 1,535

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 237

Russell Investment Company
Russell Emerging Markets Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$2,547,989
Investments, at fair value(*)(>)	2,415,068
Cash	57
Cash (restricted)(a)	1,168
Foreign currency holdings(^)	6,961
Unrealized appreciation on foreign currency exchange contracts	2,671
Receivables:
Dividends and interest	1,352
Dividends from affiliated Russell funds	11
Investments sold	10,734
Fund shares sold	2,552
Foreign capital gains taxes recoverable	44
Variation margin on futures contracts	9,996
Total assets	2,450,614

Liabilities
Payables:
Due to broker (b)	6
Investments purchased	14,257
Fund shares redeemed	1,560
Accrued fees to affiliates	2,744
Other accrued expenses	535
Variation margin on futures contracts	169
Deferred capital gains tax liability	1,020
Unrealized depreciation on foreign currency exchange contracts	2,487
Payable upon return of securities loaned	79,491
Total return swap contracts, at fair value(8)	451
Total liabilities	102,720

Net Assets	$2,347,894

See accompanying notes which are an integral part of the financial statements.

238 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(29,319)
Accumulated net realized gain (loss)	(83,996)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(133,941)
Futures contracts	1,464
Total return swap contracts	(451)
Foreign currency-related transactions	396
Shares of beneficial interest	1,545
Additional paid-in capital	2,592,196
Net Assets	$2,347,894

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$15.09
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$16.01
Class A — Net assets	$16,963,503
Class A — Shares outstanding ($.01 par value)	1,123,985
Net asset value per share: Class C(#)	$14.09
Class C — Net assets	$20,414,825
Class C — Shares outstanding ($.01 par value)	1,448,998
Net asset value per share: Class E(#)	$15.14
Class E — Net assets	$37,873,558
Class E — Shares outstanding ($.01 par value)	2,500,879
Net asset value per share: Class S(#)	$15.20
Class S — Net assets	$ 1,760,569,250
Class S — Shares outstanding ($.01 par value)	115,852,208
Net asset value per share: Class Y(#)	$15.24
Class Y — Net assets	$512,072,852
Class Y — Shares outstanding ($.01 par value)	33,603,558
Amounts in thousands
(^) Foreign currency holdings - cost	$7,052
(*) Securities on loan included in investments	$76,410
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$178,943
(8) Total return swap contracts - premiums paid (received)	$—

(a) Cash Collateral for Futures	$1,168
(b) Due to Broker for Futures	$6
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 239

Russell Investment Company
Russell Emerging Markets Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$70,448
Dividends from affiliated Russell funds	141
Interest	76
Securities lending income	1,661
Less foreign taxes withheld	(7,417)
Total investment income	64,909

Expenses
Advisory fees	31,296
Administrative fees	1,296
Custodian fees	2,231
Distribution fees - Class A	50
Distribution fees - Class C	184
Transfer agent fees - Class A	40
Transfer agent fees - Class C	49
Transfer agent fees - Class E	92
Transfer agent fees - Class S	4,092
Transfer agent fees - Class Y	26
Professional fees	314
Registration fees	148
Shareholder servicing fees - Class C	61
Shareholder servicing fees - Class E	114
Trustees’ fees	76
Printing fees	480
Miscellaneous	67
Total expenses	40,616
Net investment income (loss)	24,293

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(42,374)
Futures contracts	6,891
Total return swap contracts	(2,147)
Foreign currency-related transactions	(19,909)
Net realized gain (loss)	(57,539)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(424,461)
Futures contracts	760
Total return swap contracts	594
Foreign currency-related transactions	306
Net change in unrealized appreciation (depreciation)	(422,801)
Net realized and unrealized gain (loss)	(480,340)
Net Increase (Decrease) in Net Assets from Operations	$(456,047)

See accompanying notes which are an integral part of the financial statements.

240 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,293	$28,468
Net realized gain (loss)	(57,539)	38,256
Net change in unrealized appreciation (depreciation)	(422,801)	3,234
Net increase (decrease) in net assets from operations	(456,047)	69,958

Distributions
From net investment income
Class A	(254)	(96)
Class C	(143)	(—)**
Class E	(575)	(170)
Class S	(31,776)	(11,119)
Class Y	(10,628)	(4,235)
From net realized gain
Class A	(308)	(624)
Class C	(426)	(904)
Class E	(706)	(1,133)
Class S	(31,455)	(45,961)
Class Y	(9,279)	(13,854)
Net decrease in net assets from distributions	(85,550)	(78,096)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(94,667)	823,559
Total Net Increase (Decrease) in Net Assets	(636,264)	815,421

Net Assets
Beginning of period	2,984,158	2,168,737
End of period	$2,347,894	$2,984,158
Undistributed (overdistributed) net investment income included in net assets	$(29,319)	$5,397

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 241

Russell Investment Company
Russell Emerging Markets Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:

	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	250	$4,259	327	$5,917
Proceeds from reinvestment of distributions	33	555	39	692
Payments for shares redeemed	(369)	(6,261)	(303)	(5,543)
Net increase (decrease)	(86)	(1,447)	63	1,066
Class C
Proceeds from shares sold	196	3,098	394	6,740
Proceeds from reinvestment of distributions	35	564	53	886
Payments for shares redeemed	(436)	(6,825)	(411)	(7,016)
Net increase (decrease)	(205)	(3,163)	36	610
Class E
Proceeds from shares sold	638	10,295	1,424	25,324
Proceeds from reinvestment of distributions	72	1,213	71	1,256
Payments for shares redeemed	(884)	(13,928)	(886)	(16,716)
Net increase (decrease)	(174)	(2,420)	609	9,864
Class S
Proceeds from shares sold	33,452	562,136	56,245	1,007,872
Proceeds from reinvestment of distributions	3,687	62,747	3,191	56,703
Payments for shares redeemed	(41,075)	(687,360)	(23,271)	(428,433)
Net increase (decrease)	(3,936)	(62,477)	36,165	636,142
Class Y
Proceeds from shares sold	2,781	47,300	14,643	270,290
Proceeds from reinvestment of distributions	1,168	19,908	1,017	18,089
Payments for shares redeemed	(5,229)	(92,368)	(5,968)	(112,502)
Net increase (decrease)	(1,280)	(25,160)	9,692	175,877
Total increase (decrease)	(5,681)	$(94,667)	46,565	$823,559

See accompanying notes which are an integral part of the financial statements.

242 Russell Emerging Markets Fund

(This page intentionally left blank)

Russell Investment Company
Russell Emerging Markets Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	18.50	.10	(3.03)	(2.93)	(.22)	(.26)
October 31, 2014	18.96	.13	.04	.17	(.08)	(.55)
October 31, 2013	17.79	.13	1.18	1.31	(.14)	—
October 31, 2012	18.06	.19	.46	.65	(.22)	(.70)
October 31, 2011	20.37	.21	(2.14)	(1.93)	(.38)	—

Class C
October 31, 2015	17.29	(.02)	(2.83)	(2.85)	(.09)	(.26)
October 31, 2014	17.81	(.01)	.04	.03	—	(.55)
October 31, 2013	16.72	(.01)	1.10	1.09	—	—
October 31, 2012	16.99	.05	.45	.50	(.07)	(.70)
October 31, 2011	19.20	.05	(2.02)	(1.97)	(.24)	—

Class E
October 31, 2015	18.56	.11	(3.05)	(2.94)	(.22)	(.26)
October 31, 2014	19.01	.15	.03	.18	(.08)	(.55)
October 31, 2013	17.83	.14	1.17	1.31	(.13)	—
October 31, 2012	18.10	.18	.47	.65	(.22)	(.70)
October 31, 2011	20.41	.22	(2.16)	(1.94)	(.37)	—

Class S
October 31, 2015	18.63	.15	(3.05)	(2.90)	(.27)	(.26)
October 31, 2014	19.09	.19	.03	.22	(.13)	(.55)
October 31, 2013	17.91	.18	1.18	1.36	(.18)	—
October 31, 2012	18.19	.23	.46	.69	(.27)	(.70)
October 31, 2011	20.50	.27	(2.17)	(1.90)	(.41)	—

Class Y
October 31, 2015	18.68	.18	(3.06)	(2.88)	(.30)	(.26)
October 31, 2014	19.14	.22	.03	.25	(.16)	(.55)
October 31, 2013	17.96	.23	1.17	1.40	(.22)	—
October 31, 2012	18.23	.26	.47	.73	(.30)	(.70)
October 31, 2011	20.54	.29	(2.16)	(1.87)	(.44)	—

See accompanying notes which are an integral part of the financial statements.

244 Russell Emerging Markets Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(.48)	15.09	(16.11)	16,963	1.77	1.77	.62	72
(.63)	18.50	1.04	22,378	1.76	1.76	.72	67
(.14)	18.96	7.36	21,736	1.75	1.75	.74	93
(.92)	17.79	4.11	20,585	1.75	1.75	1.07	94
(.38)	18.06	(9.67)	21,834	1.78	1.78	1.06	73

(.35)	14.09	(16.70)	20,415	2.52	2.52	(.15)	72
(.55)	17.29	.26	28,601	2.51	2.51	(.05)	67
—	17.81	6.55	28,808	2.50	2.50	(.04)	93
(.77)	16.72	3.37	31,671	2.50	2.50	.29	94
(.24)	16.99	(10.37)	36,942	2.53	2.53	.25	73

(.48)	15.14	(16.12)	37,874	1.77	1.77	.64	72
(.63)	18.56	1.09	49,652	1.76	1.76	.80	67
(.13)	19.01	7.37	39,296	1.75	1.75	.74	93
(.92)	17.83	4.11	38,808	1.75	1.75	1.05	94
(.37)	18.10	(9.70)	45,591	1.78	1.78	1.11	73

(.53)	15.20	(15.86)	1,760,569	1.52	1.52	.87	72
(.68)	18.63	1.31	2,231,799	1.51	1.51	1.02	67
(.18)	19.09	7.64	1,596,632	1.50	1.50	.99	93
(.97)	17.91	4.33	1,341,106	1.50	1.50	1.33	94
(.41)	18.19	(9.45)	1,215,031	1.53	1.53	1.34	73

(.56)	15.24	(15.70)	512,073	1.32	1.32	1.04	72
(.71)	18.68	1.50	651,728	1.31	1.31	1.16	67
(.22)	19.14	7.80	482,265	1.30	1.30	1.26	93
(1.00)	17.96	4.58	387,848	1.32	1.32	1.50	94
(.44)	18.23	(9.30)	471,717	1.35	1.35	1.45	73

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 245

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Tax-Managed U.S. Large Cap Fund - Class A‡			S&P 500® Index**
	Total			Total
	Return			Return
1 Year	(1.34)%		1 Year	5.20%
5 Years	11.83	%§	5 Years	14.33	%§
10 Years	6.14	%§	10 Years	7.85	%§

Russell Tax-Managed U.S. Large Cap Fund - Class C
	Total
	Return
1 Year	3.88%
5 Years	12.34	%§
10 Years	5.98	%§

Russell Tax-Managed U.S. Large Cap Fund - Class E
	Total
	Return
1 Year	4.65%
5 Years	13.18	%§
10 Years	6.78	%§

Russell Tax-Managed U.S. Large Cap Fund - Class S
	Total
	Return
1 Year	4.92%
5 Years	13.46	%§
10 Years	7.05	%§

246 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell Tax-Managed U.S. Large Cap Fund (the “Fund”)	yield stocks, midcap stocks, and energy stocks. These tilts were
employs a multi-manager approach whereby Russell Investment	beneficial as these stocks lagged during the fiscal year. The Fund
Management Company (“RIMCo”) manages a portion of the	was also tilted toward stocks within the financial services and
Fund’s assets based upon model portfolios provided by multiple	producer durables sectors, which was not rewarded relative to the
non-discretionary money managers. The Fund’s money managers	S&P 500 Index during the fiscal year.
have non-discretionary asset management assignments pursuant
to which they provide a model portfolio to RIMCo representing	How did the investment strategies and techniques employed
their investment recommendations, based upon which RIMCo	by the Fund and its money managers affect its benchmark-
purchases and sells securities for the Fund. RIMCo also manages	relative performance?
the portion of the Fund's assets that RIMCo determines not to	The Fund’s money managers have non-discretionary asset
manage based upon model portfolios provided by the Fund's	management assignments pursuant to which they provide
money managers. RIMCo may change the allocation of the Fund's	a model portfolio to RIMCo representing their investment
assets at any time. An exemptive order from the Securities and	recommendations, based upon which RIMCo purchases and
Exchange Commission (“SEC”) permits RIMCo to engage or	sells securities for the Fund. With respect to this portion of the
terminate a money manager at any time, subject to approval by	Fund, RIMCo manages the Fund’s assets based upon the model
the Fund’s Board, without a shareholder vote. Pursuant to the	portfolios provided by the Fund’s money managers. RIMCo also
terms of the exemptive order, the Fund is required to notify its	manages the portion of the Fund’s assets that RIMCo determines
shareholders within 90 days of when a money manager begins	not to manage based upon model portfolios provided by the
providing services. As of October 31, 2015, the Fund had five	Fund's money managers. This includes assets managed directly
money managers.	by RIMCo to effect the Fund's investment strategies and/or to actively manage the Fund's overall exposures to seek to achieve
What is the Fund’s investment objective?	the desired risk/return profile for the Fund. RIMCo also manages
The Fund seeks to provide long term capital growth on an after-	the Fund’s liquidity reserves.
tax basis.	An overweight to the financial services sector detracted, but an
How did the Fund perform relative to its benchmark for the	underweight to the energy sector was beneficial. Factor exposures
fiscal year ended October 31, 2015?	were mixed, specifically an overweight to stocks with the lowest
For the fiscal year ended October 31, 2015, the Fund’s Class	valuations (lowest price-to-book ratios) detracted, while an
A, Class C, Class E and Class S Shares gained 4.68%, 3.88%,	underweight to high dividend yield stocks was rewarded. Stock
4.65% and 4.92%, respectively. This is compared to the Fund’s	selection effects within the consumer discretionary sector (an
benchmark, the S&P 500® Index, which gained 5.20% during	overweight to Starbucks Corporation) and the technology sector
the same period. The Fund’s performance includes operating	(an underweight Micron Technology, Inc.) were beneficial.
expenses, whereas index returns are unmanaged and do not	With respect to certain of the Fund’s money managers, J.P. Morgan
include expenses of any kind.	Investment Management, Inc. (“JPM”) was the worst performing
For the fiscal year ended October 31, 2015, the Morningstar®	manager for the period and slightly outperformed the S&P 500
Large Growth, a group of funds that Morningstar considers to have	Index for the fiscal year. An underweight to high dividend yield
investment strategies similar to those of the Fund, gained 6.59%.	stocks and an overweight to stocks with high forecasted growth
This result serves as a peer comparison and is expressed net of	were rewarded. From a sector perspective, an underweight to
operating expenses.	energy and an overweight to consumer discretionary contributed positively to relative returns. Stock selection within the producer
RIMCo may assign a money manager a specific style or	durables sector (an overweight to Union Pacific Corporation and
capitalization benchmark other than the Fund’s index. However,	PACCAR, Inc.) detracted.
the Fund’s primary index remains the benchmark for the Fund
and is representative of the aggregate of each money manager’s	Armstrong Shaw Associates Inc. (“Armstrong”) was the best
benchmark index.	performing manager for the period and outperformed the Russell
1000® Value Index for the fiscal year. A tilt toward stocks with
How did the market conditions described in the Market	rising earnings estimates contributed positively to benchmark-
Summary report affect the Fund’s performance?	relative performance. Armstrong’s underweight to the energy
During the fiscal year, the U.S. large capitalization equity market	sector and overweight to the producer durables sector were
produced positive returns. Compared to the Fund’s benchmark,	beneficial. Stock selection within the producer durables sector relevant Fund exposures included tilts away from high dividend

Russell Tax-Managed U.S. Large Cap Fund 247

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

(an overweight Delta Air Lines and Honeywell International) was	was rewarded while a tilt toward high dividend yield stocks held
additive to relative returns.	back relative performance.
RIMCo manages a positioning strategy within the Fund, which is	During the period, RIMCo used index futures contracts to equitize
designed with the dual mandate of improving the Fund’s after-tax	the Fund’s cash. The decision to equitize the Fund’s cash was
returns as well as controlling Fund-level exposures and/or risks.	beneficial to Fund performance for the fiscal year as the market
The active tax management aspect of the strategy is focused on	had a positive absolute return.
improving the after-tax returns of the Fund. Effective May 1,	Describe any changes to the Fund’s structure or the money
2015, all the Fund’s money managers managed non-discretionary	manager line-up.
assignments and RIMCo controlled all trading for the Fund. As a	In December 2014, RIMCo terminated NWQ Investment
result, RIMCo was able to monitor the tax impacts of the Fund’s	Management Company and hired Barrow, Hanley, Mewhinney &
trading and harvest losses and defer capital gains with respect to	Strauss, LLC (“Barrow”) in order to move to a higher conviction
certain transactions.	value manager.
In addition, using the output from a quantitative model to guide	On May 1, 2015, RIMCo changed the mandates for Armstrong,
the purchase of a stock portfolio, RIMCo seeks to position the	JPM and Barrow from discretionary to non-discretionary, such that
Fund to meet RIMCo’s overall preferred positioning with respect	all money managers in the Fund would have non-discretionary
to Fund exposures, while optimizing the portfolio to minimize	assignments. RIMCo implemented this change to seek to reduce
tracking error relative to the Fund’s money manager portfolios.	transaction costs and improve the tax efficiency of the Fund.
Over the period, the Fund’s positioning strategy was designed	There were no other changes to the Fund’s structure during the
to provide exposure to Russell Top 200 Index holdings and to	fiscal year.
certain sectors that tend to be underweighted by the Fund’s money
managers relative to the Fund’s S&P 500 benchmark (technology,	Money Managers as of October 31,
health care, energy, consumer discretionary and utilities). The	2015	Styles
Russell Top 200® Index, consists of the largest Russell 1000®	Armstrong Shaw Associates Inc.	Value
Index stocks. The positioning strategy was also designed to help	Barrow, Hanley, Mewhinney & Strauss, LLC Value
control the beta (beta is a measure of a portfolio’s volatility and its	J.P. Morgan Investment Management Inc. Market-Oriented
sensitivity to the direction of the market), volatility, and market	Mar Vista Investment Partners, LLC	Growth
	Sustainable Growth Advisers, LP	Growth
capitalization exposures arising from the money managers’ stock	The views expressed in this report reflect those of the portfolio
selection while preserving the potential benefits of active stock	managers only through the end of the period covered by
selection.	the report. These views do not necessarily represent the
RIMCo’s tax management strategies contributed to a reduction	views of RIMCo, or any other person in RIMCo or any other
of realized capital gains for the Fund for the fiscal year, resulting	affiliated organization. These views are subject to change
in the generation of a capital loss carry-forward which may be	at any time based upon market conditions or other events,
utilized to offset a portion of realized capital gains in future tax	and RIMCo disclaims any responsibility to update the views
years. From a benchmark-relative perspective, the strategy	contained herein. These views should not be relied on as
underperformed the S&P 500 Index for the fiscal year. An	investment advice and, because investment decisions for
overweight to the utilities and energy sectors detracted as	a Russell Investment Company (“RIC”) Fund are based on
these sectors underperformed. Factor exposures were mixed,	numerous factors, should not be relied on as an indication
specifically a tilt away from lower market capitalization stocks	of investment decisions of any RIC Fund.

248 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

* Assumes initial investment on November 1, 2005.

** The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The index is structured to approximate the general distribution of industries in the U.S.
economy.

‡ The Fund first issued Class A Shares on June 1, 2010.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Tax-Managed U.S. Large Cap Fund 249

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$1,001.30	$1,018.95
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$6.26	$6.31

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2015	$997.70	$1,015.17
	Expenses Paid During Period*	$10.02	$10.11
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.99%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2015	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2015	$1,001.30	$1,018.95
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$6.26	$6.31
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

250 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$1,002.50	$1,020.21
Expenses Paid During Period*	$5.00	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 0.99%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Tax-Managed U.S. Large Cap Fund 251

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 94.1%			CVS Health Corp.	196,844	19,444
Consumer Discretionary - 13.1%			Dr Pepper Snapple Group, Inc.	14,940	1,335
Advance Auto Parts, Inc.	18,971	3,764	Hershey Co. (The)	71,019	6,299
Amazon.com, Inc.(Æ)	31,885	19,957	Kimberly-Clark Corp.	16,379	1,961
AutoZone, Inc.(Æ)	2,200	1,726	Kraft Heinz Co. (The)	13,100	1,021
CBS Corp. Class B	23,777	1,106	Kroger Co. (The)	28,400	1,074
Charter Communications, Inc. Class A(Æ)	5,690	1,086	Molson Coors Brewing Co. Class B	16,799	1,480
Comcast Corp. Class A(Æ)	283,582	17,775	Mondelez International, Inc. Class A	523,075	24,145
Costco Wholesale Corp.	16,740	2,647	PepsiCo, Inc.	133,949	13,688
CST Brands, Inc.	3,500	126	Philip Morris International, Inc.	120,289	10,634
DISH Network Corp. Class A(Æ)	21,489	1,353	Procter & Gamble Co. (The)	71,537	5,464
Dollar General Corp.	8,600	583	Reynolds American, Inc.	31,314	1,513
Dollar Tree, Inc.(Æ)	5,970	391	Unilever NV	163,712	7,364
DR Horton, Inc.	30,594	901	Walgreens Boots Alliance, Inc.	9,505	805
eBay, Inc.(Æ)	5,789	162	Whole Foods Market, Inc.	170,007	5,093
Estee Lauder Cos., Inc. (The) Class A	10,961	882			120,184
Expedia, Inc.	5,900	804
Ford Motor Co.	589,261	8,727	Energy - 6.9%
Gap, Inc. (The)	93,008	2,532	Anadarko Petroleum Corp.	30,824	2,062
General Motors Co.	47,200	1,648	Baker Hughes, Inc.	25,670	1,352
Harman International Industries, Inc.	6,000	660	BP PLC - ADR	92,145	3,290
Home Depot, Inc.	57,634	7,126	Cabot Oil & Gas Corp.	32,455	705
Interpublic Group of Cos., Inc. (The)	14,867	341	Cheniere Energy, Inc.(Æ)	5,800	287
Johnson Controls, Inc.	21,100	953	Chevron Corp.	127,133	11,554
Lennar Corp. Class A	81,669	4,089	Columbia Pipeline Group, Inc.	48,744	1,012
Liberty Global PLC Class C(Æ)	116,605	4,972	Concho Resources, Inc.(Æ)	13,616	1,578
Liberty Global PLC LiLAC(Æ)	50,319	1,945	ConocoPhillips	109,368	5,835
Lowe's Cos., Inc.	173,617	12,818	Core Laboratories NV	93,743	10,905
Macy's, Inc.	12,300	627	Devon Energy Corp.	34,806	1,459
McDonald's Corp.	5,663	636	EOG Resources, Inc.	51,264	4,401
Michael Kors Holdings, Ltd.(Æ)	111,401	4,305	EQT Corp.	16,898	1,116
Nike, Inc. Class B	14,597	1,913	Exxon Mobil Corp.	176,249	14,583
Norwegian Cruise Line Holdings, Ltd.(Æ)	13,224	841	Halliburton Co.	238,588	9,157
O'Reilly Automotive, Inc.(Æ)	20,764	5,736	Kinder Morgan, Inc.	42,159	1,153
Priceline Group, Inc. (The)(Æ)	7,236	10,523	Marathon Petroleum Corp.	31,050	1,608
PulteGroup, Inc.	44,100	808	Occidental Petroleum Corp.	118,602	8,841
Ralph Lauren Corp. Class A	5,313	589	Phillips 66(Æ)	79,479	7,078
Ross Stores, Inc.	18,800	951	Royal Dutch Shell PLC Class A - ADR(Æ)	13,760	722
Royal Caribbean Cruises, Ltd.	13,290	1,307	Schlumberger, Ltd.	254,394	19,883
Starbucks Corp.	291,470	18,237	Valero Energy Corp.	21,078	1,389
Target Corp.	118,264	9,128	Williams Cos., Inc. (The)	4,510	178
TE Connectivity, Ltd.	36,465	2,350			110,148
Time Warner Cable, Inc.	10,232	1,938
Time Warner, Inc.	67,362	5,075	Financial Services - 18.6%
TJX Cos., Inc.	167,704	12,274	ACE, Ltd.	107,520	12,208
Twenty-First Century Fox, Inc. Class A	80,925	2,484	Aflac, Inc.	71	5
VF Corp.	35,920	2,425	Alliance Data Systems Corp.(Æ)	1,700	505
Viacom, Inc. Class B	13,776	679	American Express Co.	86,322	6,324
Wal-Mart Stores, Inc.	106,958	6,122	American International Group, Inc.	195,529	12,330
Walt Disney Co. (The)	95,353	10,845	American Tower Corp.(ö)	131,291	13,422
Whirlpool Corp.	12,373	1,981	Ameriprise Financial, Inc.	35,620	4,109
Wyndham Worldwide Corp.	80,793	6,572	Aon PLC	62,352	5,818
Yum! Brands, Inc.	4,260	302	AvalonBay Communities, Inc.(ö)	7,200	1,259
		207,722	Bank of America Corp.	1,113,849	18,690
			Bank of New York Mellon Corp. (The)	310	13
Consumer Staples - 7.6%			BB&T Corp.	127	5
Altria Group, Inc.	99,756	6,032	Berkshire Hathaway, Inc. Class B(Æ)	101,336	13,784
Archer-Daniels-Midland Co.	26,319	1,202	BlackRock, Inc. Class A	2,639	929
Coca-Cola Co. (The)	67,940	2,877	Boston Properties, Inc.(ö)	6,165	776
Colgate-Palmolive Co.	94,454	6,267	Capital One Financial Corp.	133,776	10,555
Constellation Brands, Inc. Class A	18,440	2,486	Charles Schwab Corp. (The)	60,873	1,858

See accompanying notes which are an integral part of the financial statements.

252 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Chubb Corp. (The)	821	106	Johnson & Johnson	206,175	20,830
Citigroup, Inc.	276,193	14,685	Mallinckrodt PLC(Æ)	143	9
Equinix, Inc.(ö)	29,524	8,759	McKesson Corp.	14,534	2,599
Everest Re Group, Ltd.	900	160	Medtronic PLC	153,694	11,361
Extra Space Storage, Inc.(ö)	6,120	485	Merck & Co., Inc.	200,582	10,964
Fidelity National Information Services, Inc.	26,184	1,909	PerkinElmer, Inc.	2,100	109
FleetCor Technologies, Inc.(Æ)	35,249	5,106	Perrigo Co. PLC	6,987	1,102
Goldman Sachs Group, Inc. (The)	49,738	9,326	Pfizer, Inc.	497,997	16,842
Hartford Financial Services Group, Inc.	55,496	2,567	Regeneron Pharmaceuticals, Inc.(Æ)	11,615	6,474
Highwoods Properties, Inc.(ö)	8,040	349	Sanofi - ADR	65,501	3,297
Intercontinental Exchange, Inc.	46,000	11,610	St. Jude Medical, Inc.	62,971	4,018
Invesco, Ltd.	31,202	1,035	Stryker Corp.	18,925	1,810
JPMorgan Chase & Co.	274,543	17,639	Teva Pharmaceutical Industries, Ltd. - ADR	12,650	749
Kilroy Realty Corp.(ö)	9,100	599	Thermo Fisher Scientific, Inc.	71,191	9,310
Loews Corp.	141,967	5,176	UnitedHealth Group, Inc.	114,331	13,466
Markel Corp.(Æ)	11,087	9,624	Valeant Pharmaceuticals International, Inc.
MasterCard, Inc. Class A	18,270	1,809	(Æ)	4,612	433
MetLife, Inc.	191,362	9,641	Vertex Pharmaceuticals, Inc.(Æ)	9,951	1,241
Morgan Stanley	109,840	3,621	Zoetis, Inc. Class A	13,700	589
PayPal Holdings, Inc.(Æ)	5,789	208			208,057
PNC Financial Services Group, Inc. (The)	26,570	2,398
Prologis, Inc.(ö)	14,951	639	Materials and Processing - 3.8%
Prudential Financial, Inc.	9,362	772	Air Products & Chemicals, Inc.	57,117	7,938
Realogy Holdings Corp.(Æ)	173,389	6,780	Alcoa, Inc.	21,732	194
Simon Property Group, Inc.(ö)	9,970	2,009	Axiall Corp.	1,220	25
SL Green Realty Corp.(ö)	1,755	208	Ball Corp.	3,000	205
State Street Corp.	210,129	14,499	CF Industries Holdings, Inc.	8,500	432
SunTrust Banks, Inc.	10,372	431	Chemours Co. (The)	2,820	20
SVB Financial Group(Æ)	2,100	256	CRH PLC - ADR	223,378	6,112
Synchrony Financial(Æ)	140,647	4,326	Crown Holdings, Inc.(Æ)	39,181	2,078
TD Ameritrade Holding Corp.	6,600	228	Dow Chemical Co. (The)	101,561	5,248
Thomson Reuters Corp.	3,730	153	Eastman Chemical Co.	10,967	791
Travelers Cos., Inc. (The)	657	74	Ecolab, Inc.	126,172	15,185
US Bancorp	72,660	3,065	EI du Pont de Nemours & Co.	14,100	894
Visa, Inc. Class A	300,488	23,312	Ingersoll-Rand PLC	8,027	476
Wells Fargo & Co.	544,270	29,467	International Paper Co.	61,195	2,612
XL Group PLC Class A	14,100	537	LyondellBasell Industries NV Class A	11	1
		296,158	Martin Marietta Materials, Inc.	6,558	1,017
			Masco Corp.	34,250	993
Health Care - 13.1%			Monsanto Co.	40,941	3,817
Abbott Laboratories	72,784	3,261	Mosaic Co. (The)	30,979	1,047
AbbVie, Inc.	156,092	9,295	PPG Industries, Inc.	4,260	444
Aetna, Inc.	25,618	2,940	Praxair, Inc.	35,245	3,915
Alexion Pharmaceuticals, Inc.(Æ)	9,372	1,650	Precision Castparts Corp.	16,038	3,702
Allergan PLC(Æ)	50,012	15,427	Rio Tinto PLC - ADR	49,165	1,795
Amgen, Inc.	108,322	17,134	Southern Copper Corp.	1,984	55
Anthem, Inc.	65,311	9,088	WestRock Co.	16,842	905
Becton Dickinson and Co.	1,909	272			59,901
Biogen, Inc.(Æ)	12,139	3,527
Boston Scientific Corp.(Æ)	124,350	2,273	Producer Durables - 12.1%
Bristol-Myers Squibb Co.	84,335	5,562	3M Co.	6,010	945
Cardinal Health, Inc.	66,889	5,498	Accenture PLC Class A	45,610	4,889
Celgene Corp.(Æ)	43,640	5,355	American Airlines Group, Inc.	4,608	213
Cerner Corp.(Æ)	99,683	6,608	Automatic Data Processing, Inc.	85,223	7,414
Eli Lilly & Co.	50,491	4,119	B/E Aerospace, Inc.	91,973	4,318
Express Scripts Holding Co.(Æ)	6,094	526	Boeing Co. (The)	5,308	786
Gilead Sciences, Inc.	58,239	6,297	Canadian Pacific Railway, Ltd.	2,691	378
Humana, Inc.	17,180	3,069	CSX Corp.	90,528	2,443
Illumina, Inc.(Æ)	6,287	901	Cummins, Inc.	6,032	624
Intuitive Surgical, Inc.(Æ)	104	52	Danaher Corp.	5,344	499

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 253

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($) or	Value		Amount ($) or		Value
	Shares	$		Shares		$
Deere & Co.	1,500	117	Microsoft Corp.	692,916		36,475
Delta Air Lines, Inc.	322,460	16,394	NXP Semiconductors NV(Æ)	8,670		679
Eaton Corp. PLC	32,372	1,810	Oracle Corp.	276,698		10,747
Emerson Electric Co.	13,090	618	QUALCOMM, Inc.	28,570		1,698
FedEx Corp.	1,893	295	Red Hat, Inc.(Æ)	64,295		5,086
Fluor Corp.	8,730	417	Salesforce.com, Inc.(Æ)	60,506		4,702
General Dynamics Corp.	35,897	5,334	SanDisk Corp.	2,700		208
General Electric Co.	575,022	16,630	SAP SE - ADR	81,526		6,417
Honeywell International, Inc.	354,717	36,635	Texas Instruments, Inc.	46,951		2,663
Illinois Tool Works, Inc.	1,831	168	Twitter, Inc.(Æ)	2,959		84
Kansas City Southern	56,662	4,689	VMware, Inc. Class A(Æ)	84		5
L-3 Communications Holdings, Inc.	4,583	579	Xilinx, Inc.	5,800		276
Lockheed Martin Corp.	3,081	677	Yahoo!, Inc.(Æ)	11,551		411
Mettler-Toledo International, Inc.(Æ)	26,175	8,140				226,791
Norfolk Southern Corp.	28,012	2,242
Northrop Grumman Corp.	6,189	1,162	Utilities - 4.6%
PACCAR, Inc.	48,867	2,573	American Electric Power Co., Inc.	26,048		1,476
Parker-Hannifin Corp.	5,116	536	AT&T, Inc.	498,563		16,707
Pentair PLC	6,410	359	Calpine Corp.(Æ)	329,459		5,110
Raytheon Co.	71,152	8,353	CMS Energy Corp.	37,178		1,341
Sensata Technologies Holding NV(Æ)	218,250	10,496	Dominion Resources, Inc.	12,133		867
Southwest Airlines Co.	146,188	6,767	Duke Energy Corp.	23,270		1,663
Stanley Black & Decker, Inc.	62,537	6,628	Edison International	31,273		1,893
TopBuild Corp.(Æ)	3,805	107	Energy Transfer Equity, LP	185,233		3,992
TransDigm Group, Inc.(Æ)	34,516	7,588	Entergy Corp.	86,956		5,927
Tyco International PLC	144,190	5,254	Exelon Corp.	26,084		728
Union Pacific Corp.	93,246	8,332	NextEra Energy, Inc.	46,330		4,756
United Continental Holdings, Inc.(Æ)	22,829	1,377	NiSource, Inc.	38,538		738
United Parcel Service, Inc. Class B	2,834	292	PG&E Corp.	37,988		2,028
United Technologies Corp.	120,321	11,841	PPL Corp.	47,857		1,646
Verisk Analytics, Inc. Class A(Æ)	48,126	3,446	Public Service Enterprise Group, Inc.	14,667		606
Waste Management, Inc.	4,229	227	Sempra Energy	14,900		1,526
WW Grainger, Inc.	2,470	519	Southern Co. (The)	28,934		1,305
		193,111	T-Mobile US, Inc.(Æ)	8,037		304
			Verizon Communications, Inc.	412,898		19,357
Technology - 14.3%			Xcel Energy, Inc.	41,419		1,476
Adobe Systems, Inc.(Æ)	127,132	11,272				73,446
Alphabet, Inc. Class A(Æ)	9,553	7,044
Alphabet, Inc. Class C(Æ)	35,116	24,961	Total Common Stocks
Amphenol Corp. Class A	16,079	872	(cost $1,157,306)			1,495,518
Analog Devices, Inc.	62,800	3,776
Apple, Inc.	278,978	33,338	Short-Term Investments - 5.9%
Applied Materials, Inc.	56,937	955	Russell U.S. Cash Management Fund	88,188,609	(8)	88,189
ARM Holdings PLC - ADR	123,117	5,839	United States Treasury Bills
Avago Technologies, Ltd. Class A	30,330	3,735	0.183% due 02/04/16 (§)	1,700		1,699
Broadcom Corp. Class A	36,440	1,873	0.112% due 04/07/16 (§)	3,500		3,498
CDK Global Inc.	4,813	240	Total Short-Term Investments
Cisco Systems, Inc.	288,707	8,329	(cost $93,386)			93,386
Cognizant Technology Solutions Corp. Class
A(Æ)	31,159	2,122	Total Investments 100.0%
EMC Corp.	301,200	7,898	(identified cost $1,250,692)			1,588,904
Facebook, Inc. Class A(Æ)	161,240	16,442
Freescale Semiconductor, Ltd.(Æ)	7,400	248	Other Assets and Liabilities, Net
HP Inc.(Æ)	143,146	3,859	- 0.0%			592
Intel Corp.	153,931	5,212	Net Assets - 100.0%			1,589,496
International Business Machines Corp.	41,924	5,873
Intuit, Inc.	69,231	6,745
KLA-Tencor Corp.	5,800	389
Lam Research Corp.	32,446	2,485
LinkedIn Corp. Class A(Æ)	15,915	3,833

See accompanying notes which are an integral part of the financial statements.

254 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures	586	USD	60,759	12/15	3,344
S&P E-Mini Energy Select Sector Index Futures	127	USD	8,622	12/15	649
S&P Health Care Index Futures	125	USD	8,940	12/15	180
S&P Technology Index Futures	308	USD	13,463	12/15	1,031
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					5,204

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Common Stocks
Consumer Discretionary	$207,722	$—	$—	$207,722	13.1
Consumer Staples	120,184	—	—	120,184	7.6
Energy	110,148	—	—	110,148	6.9
Financial Services	296,158	—	—	296,158	18.6
Health Care	208,057	—	—	208,057	13.1
Materials and Processing	59,901	—	—	59,901	3.8
Producer Durables	193,111	—	—	193,111	12.1
Technology	226,791	—	—	226,791	14.3
Utilities	73,446	—	—	73,446	4.6
Short-Term Investments	—	93,386	—	93,386	5.9
Total Investments	1,495,518	93,386	—	1,588,904	100.0
Other Assets and Liabilities, Net					—*
					100.0
Other Financial Instruments
Futures Contracts	5,204	—	—	5,204	0.3
Total Other Financial Instruments**	$5,204	$—	$—	$5,204

*      Less than .05% of net assets.
**    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 255

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Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$5,204

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(1,901)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$3,191

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

256 Russell Tax-Managed U.S. Large Cap Fund

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Russell Tax-Managed U.S. Large Cap Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$74	$	— $	74
Total Financial and Derivative Assets	74	—	74
Financial and Derivative Assets not subject to a netting agreement	(74)	—	(74)
Total Financial and Derivative Assets subject to a netting agreement	$—	$	— $	—

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Liabilities
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$378	$	— $	378
Total Financial and Derivative Liabilities	378	—	378
Financial and Derivative Liabilities not subject to a netting agreement	(378)	—	(378)
Total Financial and Derivative Liabilities subject to a netting agreement	$—	$	— $	—
^ Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 257

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$1,250,692
Investments, at fair value(>)	1,588,904
Cash	41
Cash (restricted)(a)	302
Receivables:
Dividends and interest	1,950
Dividends from affiliated Russell funds	10
Investments sold	4,796
Fund shares sold	5,041
Variation margin on futures contracts	74
Total assets	1,601,118

Liabilities
Payables:
Investments purchased	8,865
Fund shares redeemed	990
Accrued fees to affiliates	1,267
Other accrued expenses	122
Variation margin on futures contracts	378
Total liabilities	11,622

Net Assets	$1,589,496

See accompanying notes which are an integral part of the financial statements.

258 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$8,567
Accumulated net realized gain (loss)	(12,359)
Unrealized appreciation (depreciation) on:
Investments	338,212
Futures contracts	5,204
Shares of beneficial interest	496
Additional paid-in capital	1,249,376
Net Assets	$1,589,496

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$31.76
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$33.70
Class A — Net assets	$24,395,634
Class A — Shares outstanding ($.01 par value)	768,178
Net asset value per share: Class C(#)	$30.17
Class C — Net assets	$24,808,327
Class C — Shares outstanding ($.01 par value)	822,383
Net asset value per share: Class E(#)	$31.89
Class E — Net assets	$53,565,490
Class E — Shares outstanding ($.01 par value)	1,679,823
Net asset value per share: Class S(#)	$32.08
Class S — Net assets	$ 1,486,726,556
Class S — Shares outstanding ($.01 par value)	46,346,091
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$88,189
(a) Cash Collateral for Futures	$302
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 259

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$24,989
Dividends from affiliated Russell funds	91
Interest	3
Total investment income	25,083

Expenses
Advisory fees	9,976
Administrative fees	679
Custodian fees	234
Distribution fees - Class A	54
Distribution fees - Class C	166
Transfer agent fees - Class A	43
Transfer agent fees - Class C	44
Transfer agent fees - Class E	98
Transfer agent fees - Class S	2,665
Professional fees	69
Registration fees	121
Shareholder servicing fees - Class C	55
Shareholder servicing fees - Class E	122
Trustees’ fees	35
Printing fees	85
Miscellaneous	36
Total expenses	14,482
Net investment income (loss)	10,601

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(5,794)
Futures contracts	(1,901)
Net realized gain (loss)	(7,695)
Net change in unrealized appreciation (depreciation) on:
Investments	59,730
Futures contracts	3,191
Net change in unrealized appreciation (depreciation)	62,921
Net realized and unrealized gain (loss)	55,226
Net Increase (Decrease) in Net Assets from Operations	$65,827

See accompanying notes which are an integral part of the financial statements.

260 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,601	$6,916
Net realized gain (loss)	(7,695)	86,658
Net change in unrealized appreciation (depreciation)	62,921	47,197
Net increase (decrease) in net assets from operations	65,827	140,771

Distributions
From net investment income
Class A	(82)	(15)
Class E	(185)	(58)
Class S	(7,822)	(2,947)
From net realized gain
Class A	(825)	—
Class C	(908)	—
Class E	(2,040)	—
Class S	(52,960)	—
Net decrease in net assets from distributions	(64,822)	(3,020)

Share Transactions*
Net increase (decrease) in net assets from share transactions	322,913	306,318
Total Net Increase (Decrease) in Net Assets	323,918	444,069

Net Assets
Beginning of period	1,265,578	821,509
End of period	$1,589,496	$1,265,578
Undistributed (overdistributed) net investment income included in net assets	$8,567	$6,002

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 261

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:

	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	314	$9,824	260	$7,781
Proceeds from reinvestment of distributions	29	907	—**	15
Payments for shares redeemed	(162)	(5,095)	(91)	(2,722)
Net increase (decrease)	181	5,636	169	5,074
Class C
Proceeds from shares sold	253	7,583	204	5,834
Proceeds from reinvestment of distributions	30	902	—	—
Payments for shares redeemed	(98)	(2,892)	(125)	(3,609)
Net increase (decrease)	185	5,593	79	2,225
Class E
Proceeds from shares sold	396	12,388	387	11,609
Proceeds from reinvestment of distributions	70	2,204	2	57
Payments for shares redeemed	(215)	(6,760)	(262)	(7,965)
Net increase (decrease)	251	7,832	127	3,701
Class S
Proceeds from shares sold	15,492	490,821	14,141	427,200
Proceeds from reinvestment of distributions	1,874	59,304	99	2,886
Payments for shares redeemed	(7,804)	(246,273)	(4,449)	(134,768)
Net increase (decrease)	9,562	303,852	9,791	295,318
Total increase (decrease)	10,179	$322,913	10,166	$306,318

** Less than 500 shares.

See accompanying notes which are an integral part of the financial statements.

262 Russell Tax-Managed U.S. Large Cap Fund

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Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	31.83	.16	1.31	1.47	(.14)	(1.40)
October 31, 2014	27.84	.13	3.90	4.03	(.04)	—
October 31, 2013	22.11	.06	5.79	5.85	(.12)	—
October 31, 2012	19.49	.06	2.58	2.64	(.02)	—
October 31, 2011	18.15	.02	1.38	1.40	(.06)	—

Class C
October 31, 2015	30.40	(.07)	1.24	1.17	—	(1.40)
October 31, 2014	26.76	(.09)	3.73	3.64	—	—
October 31, 2013	21.29	(.11)	5.58	5.47	—	—
October 31, 2012	18.88	(.08)	2.49	2.41	—	—
October 31, 2011	17.65	(.12)	1.35	1.23	—	—

Class E
October 31, 2015	31.95	.16	1.31	1.47	(.13)	(1.40)
October 31, 2014	27.95	.14	3.90	4.04	(.04)	—
October 31, 2013	22.17	.07	5.81	5.88	(.10)	—
October 31, 2012	19.53	.08	2.57	2.65	(.01)	—
October 31, 2011	18.15	.02	1.40	1.42	(.04)	—

Class S
October 31, 2015	32.13	.24	1.32	1.56	(.21)	(1.40)
October 31, 2014	28.10	.21	3.92	4.13	(.10)	—
October 31, 2013	22.28	.13	5.84	5.97	(.15)	—
October 31, 2012	19.63	.13	2.58	2.71	(.06)	—
October 31, 2011	18.24	.07	1.40	1.47	(.08)	—

See accompanying notes which are an integral part of the financial statements.

264 Russell Tax-Managed U.S. Large Cap Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(1.54)	31.76	4.68	24,396	1.24	1.24	.52	127
(.04)	31.83	14.48	18,676	1.24	1.24	.45	63
(.12)	27.84	26.60	11,631	1.24	1.24	.25	35
(.02)	22.11	13.54	5,765	1.23	1.23	.29	48
(.06)	19.49	7.73	2,682	1.24	1.24	.10	58

(1.40)	30.17	3.88	24,808	1.99	1.99	(.23)	127
—	30.40	13.60	19,360	1.99	1.99	(.30)	63
—	26.76	25.69	14,927	1.99	1.98	(.46)	35
—	21.29	12.71	10,733	1.98	1.94	(.39)	48
—	18.88	7.03	9,217	2.01	1.95	(.64)	58

(1.53)	31.89	4.65	53,565	1.24	1.24	.52	127
(.04)	31.95	14.48	45,651	1.24	1.24	.45	63
(.10)	27.95	26.61	36,395	1.24	1.23	.29	35
(.01)	22.17	13.57	23,578	1.23	1.19	.36	48
(.04)	19.53	7.82	20,474	1.26	1.20	.12	58

(1.61)	32.08	4.92	1,486,727.99		.99	.77	127
(.10)	32.13	14.75	1,181,891.99		.99	.70	63
(.15)	28.10	26.94	758,556.99		.98	.53	35
(.06)	22.28	13.84	473,227.98		.94	.61	48
(.08)	19.63	8.04	400,643	1.01	.95	.36	58

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 265

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Tax-Managed U.S. Mid & Small Cap Fund –			Russell 2500TM Index**
Class A‡				Total
	Total			Return
	Return		1 Year	1.50%
1 Year	(6.51)%		5 Years	13.07	%§
5 Years	10.96	%§	10 Years	8.33	%§
10 Years	7.26	%§

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class C
	Total
	Return
1 Year	(1.53)%
5 Years	11.48	%§
10 Years	7.11	%§

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class E
	Total
	Return
1 Year	(0.81)%
5 Years	12.31	%§
10 Years	7.91	%§

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class S
	Total
	Return
1 Year	(0.55)%
5 Years	12.59	%§
10 Years	8.18	%§

266 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell Tax-Managed U.S. Mid & Small Cap Fund (the	beginning of 2015, although initially negative, introduced a pick-
“Fund”) employs a multi-manager approach whereby Russell	up in performance which eventually reversed towards the end of
Investment Management Company (“RIMCo”) manages a portion	the 2015 fiscal year.
of the Fund’s assets based upon model portfolios provided	Over the period, the Fund maintained exposure to securities
by multiple non-discretionary money managers. The Fund’s	towards the bottom end of the capitalization opportunity set that
money managers have non-discretionary asset management	were trading at discounted valuations, as well as companies with
assignments pursuant to which they provide a model portfolio	higher quality characteristics such as lower financial leverage
to RIMCo representing their investment recommendations,	and higher returns-on-equity. Within the Russell 2500™ Index,
based upon which RIMCo purchases and sells securities for the	larger cap growth stocks significantly outperformed smaller cap
Fund. RIMCo also manages the portion of the Fund's assets that	value stocks which negatively impacted Fund performance.
RIMCo determines not to manage based upon model portfolios	However, the Fund’s quality positioning was a positive contributor
provided by the Fund's money managers. RIMCo may change the	as companies with high financial leverage lagged.
allocation of the Fund's assets at any time. An exemptive order
from the Securities and Exchange Commission (“SEC”) permits	From a sector standpoint, the expectation for a continued
RIMCo to engage or terminate a money manager at any time,	domestic economic recovery led to the Fund’s overweight in
subject to approval by the Fund’s Board, without a shareholder	several sectors such as technology and producer durables as well
vote. Pursuant to the terms of the exemptive order, the Fund is	as an avoidance of sectors that are traditionally considered to be
required to notify its shareholders within 90 days of when a money	interest rate sensitive such as real estate investment trusts and
manager begins providing services. As of October 31, 2015, the	utilities. The impact of this sector positioning on performance was
Fund had four money managers.	slightly positive as real estate investment trusts underperformed and the fund was also underweight energy which was the largest
What is the Fund’s investment objective?	underperforming sector during the 2015 fiscal year. However,
The Fund seeks to provide long term capital growth on an after-	stock selection within the health care and producer durables
tax basis.	sectors had a negative impact on performance.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2015?	by the Fund and its money managers affect its benchmark-
For the fiscal year ended October 31, 2015, the Fund’s Class	relative performance?
A, Class C, Class E and Class S Shares lost 0.81%, 1.53%,	The Fund’s money managers have non-discretionary asset
0.81% and 0.55%, respectively. This is compared to the Fund’s	management assignments pursuant to which they provide
benchmark, the Russell 2500™ Index, which gained 1.50%	a model portfolio to RIMCo representing their investment
during the same period. The Fund’s performance includes	recommendations, based upon which RIMCo purchases and
operating expenses, whereas index returns are unmanaged and	sells securities for the Fund. With respect to this portion of the
do not include expenses of any kind.	Fund, RIMCo manages the Fund’s assets based upon the model
For the fiscal year ended October 31, 2015, the Morningstar®	portfolios provided by the Fund’s money managers.
Small Growth, a group of funds that Morningstar considers to have	RIMCo also manages the portion of the Fund's assets that RIMCo
investment strategies similar to those of the Fund, gained 1.52%.	determines not to manage based upon model portfolios provided
These results serve as peer comparisons and are expressed net of	by the Fund's money managers. This includes assets managed
operating expenses.	directly by RIMCo to effect the Fund's investment strategies and/
RIMCo may assign a money manager a specific style or	or to actively manage the Fund's overall exposures to seek to
capitalization benchmark other than the Fund’s index. However,	achieve the desired risk/return profile for the Fund. RIMCo also
the Fund’s primary index remains the benchmark for the Fund	manages the Fund’s liquidity reserves.
and is representative of the aggregate of each money manager’s	With respect to certain of the Fund’s money managers, Chartwell
benchmark index.	Investment Partners (“Chartwell”) was the strongest performing money manager for the fiscal year and outperformed the Russell
How did the market conditions described in the Market	2500™ Value Index. Chartwell’s fundamental quality approach
Summary report affect the Fund’s performance?	led to strong stock selection in the financial services and consumer
The fiscal year ended October 31, 2015 saw the Fund underperform	discretionary sectors. An underweight to energy and overweight
the Russell 2500™ Index. Through the end of 2014, the Russell	to consumer staples also added value.
2500™ Index produced modest positive returns, while the

Russell Tax-Managed U.S. Mid & Small Cap Fund 267

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

Summit Creek Advisors, LLC (“Summit Creek”) faced the	were out of favor also detracted from performance. A preference
strongest headwinds over the fiscal year and underperformed the	for holdings with below average levels of financial leverage and
Russell 2500™ Growth Index. Summit Creek’s tilt towards stocks	higher profitability offset further losses.
with low price momentum detracted as did its underweight to	During the period, RIMCo equitized the Fund’s cash using index
health care and financial services.	futures contracts to provide the Fund with full market exposure.
RIMCo manages a positioning strategy within the Fund, which is	This had a marginally positive impact on the Fund’s performance.
designed with the dual mandate of improving the Fund’s after tax
returns as well as controlling Fund-level exposures and/or risks.	Describe any changes to the Fund’s structure or the money
manager line-up.
The active tax management aspect of the strategy is focused on	On May 1, 2015, RIMCo changed the mandates for Chartwell,
improving the after tax returns of the Fund. Effective May 1, 2015,	Summit Creek and Netols Asset Management, Inc. from
all of the Fund’s money managers managed non-discretionary	discretionary to non-discretionary, such that all money managers
assignments and RIMCo controlled all trading for the Funds. As	in the Fund would have non-discretionary assignments. RIMCo
a result, RIMCo was able to monitor the tax impacts of the Fund’s	implemented this change to seek to reduce transaction costs
trading and harvest losses and defer capital gains with respect to	and improve the tax efficiency of the Fund. There were no other
certain transactions.	changes to the Fund’s structure during the fiscal year.
In addition, using the output from a quantitative model to guide
the purchase of a stock portfolio, RIMCo seeks to position the	Money Managers as of October 31,
Fund to meet RIMCo’s overall preferred positioning with respect	2015	Styles
to Fund exposures, while optimizing the portfolio to minimize	Chartwell Investment Partners	Small/Mid Cap Value
tracking error relative to the Fund’s money manager portfolios.	Luther King Capital Management
Over the period, the Fund’s positioning strategy was designed to	Corporation	Small/Mid Cap Growth
	Netols Asset Management, Inc.	Small Cap Value
provide exposure to lower capitalization (overweight the smaller	Summit Creek Advisors, LLC	Small/Mid Cap Growth
stocks in the benchmark), higher value (overweight stocks	The views expressed in this report reflect those of the portfolio
with lower valuations than the benchmark) and higher quality	managers only through the end of the period covered by
(overweight stocks with lower debt and higher profitability) while	the report. These views do not necessarily represent the
preserving the potential benefit of the money managers’ active	views of RIMCo or any other person in RIMCo or any other
stock selection.	affiliated organization. These views are subject to change
RIMCo’s tax management strategy successfully reduced the	at any time based upon market conditions or other events,
Fund’s capital gains distribution per share relative to the prior	and RIMCo disclaims any responsibility to update the views
fiscal year ended October 31, 2014. From a benchmark-relative	contained herein. These views should not be relied on as
perspective, RIMCo’s strategy designed to control Fund-level	investment advice and, because investment decisions for
exposures and risks underperformed the Russell 2500™ Index	a Russell Investment Company (“RIC”) Fund are based on
for the fiscal year. An overweight to the utilities and energy sectors	numerous factors, should not be relied on as an indication
was penalized. A tilt towards lower price momentum stocks that	of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2005.

** Russell 2500TM Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500TM Index return reflect adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class A Shares on June 1, 2010.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

268 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$963.80	$1,017.49
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$7.57	$7.78

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.53%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$960.30	$1,013.86
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$11.12	$11.42
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 2.25%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$963.90	$1,017.64
	Expenses Paid During Period*	$7.43	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Tax-Managed U.S. Mid & Small Cap Fund 269

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$965.10	$1,018.90
Expenses Paid During Period*	$6.19	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

270 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Common Stocks - 93.7%			GoPro, Inc. Class A(Æ)(Ñ)	1,576	39
Consumer Discretionary - 14.4%			Graham Holdings Co. Class B	297	164
1-800-Flowers.com, Inc. Class A(Æ)	21,956	218	Grand Canyon Education, Inc.(Æ)	5,539	230
Aaron's, Inc. Class A	5,967	147	Hanesbrands, Inc.	18,736	598
Abercrombie & Fitch Co. Class A(Ñ)	16,889	358	Harman International Industries, Inc.	2,407	265
AMC Entertainment Holdings, Inc. Class A	6,575	180	Hasbro, Inc.	18,313	1,407
AMC Networks, Inc. Class A(Æ)	993	73	Hertz Global Holdings, Inc.(Æ)	2,222	43
Amerco, Inc.	585	238	Hillenbrand, Inc.	7,084	210
American Eagle Outfitters, Inc.(Ñ)	2,217	34	HomeAway, Inc.(Æ)	2,488	79
Aramark	3,415	104	HSN, Inc.	10,211	632
Asbury Automotive Group, Inc.(Æ)	291	23	Iconix Brand Group, Inc.(Æ)	10,259	157
Ascena Retail Group, Inc.(Æ)	16,425	219	Interpublic Group of Cos., Inc. (The)	14,186	325
Avon Products, Inc.	12,989	52	Jack in the Box, Inc.	691	52
Barnes & Noble Education, Inc.(Æ)	4,717	70	Jarden Corp.(Æ)	2,232	100
Barnes & Noble, Inc.	7,464	97	JC Penney Co., Inc.(Æ)(Ñ)	11,591	106
Bassett Furniture Industries, Inc.	4,992	160	John Wiley & Sons, Inc. Class A(Æ)	3,050	160
Beazer Homes USA, Inc.(Æ)	5,350	76	KB Home	15,907	208
Big Lots, Inc.	927	43	La Quinta Holdings, Inc.(Æ)	38,345	581
Biglari Holdings, Inc.(Æ)	263	101	Lamar Advertising Co. Class A(ö)	2,956	167
Blue Nile, Inc.(Æ)	3,554	121	Lands' End, Inc.(Æ)(Ñ)	12,650	312
Bob Evans Farms, Inc.	21,581	934	Lear Corp.	724	91
Bridgepoint Education, Inc.(Æ)	5,510	43	Leggett & Platt, Inc.	1,002	45
Brinker International, Inc.	20,319	925	Lennar Corp. Class A	18,757	939
Buffalo Wild Wings, Inc.(Æ)	11,122	1,716	Lennar Corp. Class B(Æ)	9,845	408
Burlington Stores, Inc.(Æ)	14,363	691	Liberty Broadband Corp. Class A(Æ)	4,172	228
Cabela's, Inc.(Æ)	18,048	707	Liberty Broadband Corp. Class C(Æ)	1,205	65
Cable One, Inc.(Æ)	745	323	Liberty Media Corp.(Æ)	2,096	82
Cablevision Systems Corp. Class A	3,394	111	Liberty Media Corp. Class A(Æ)	2,097	85
Callaway Golf Co.	14,281	142	Liberty TripAdvisor Holdings, Inc. Class
Capella Education Co.	9,277	419	A(Æ)	2,130	66
CarMax, Inc.(Æ)	3,653	216	Liberty Ventures Class A(Æ)	3,244	141
Carter's, Inc.	13,155	1,196	Lithia Motors, Inc. Class A	7,913	929
Cheesecake Factory, Inc. (The)	16,639	802	Live Nation Entertainment, Inc.(Æ)	602	16
Chico's FAS, Inc.	10,882	150	LKQ Corp.(Æ)	72,525	2,147
Cimpress NV(Æ)(Ñ)	544	43	Lumber Liquidators Holdings, Inc.(Æ)(Ñ)	56,954	787
Columbia Sportswear Co.	436	24	M/I Homes, Inc.(Æ)	8,799	202
Cooper Tire & Rubber Co.	4,271	178	Madison Square Garden Co. (The) Class A(Æ)	171	31
Coty, Inc. Class A(Æ)(Ñ)	1,704	49	Matthews International Corp. Class A	13,450	776
Dana Holding Corp.	9,122	153	Men's Wearhouse, Inc. (The)	432	17
DeVry Education Group, Inc.	1,126	27	Monro Muffler Brake, Inc.	26,254	1,947
Dick's Sporting Goods, Inc.	1,558	69	Morgans Hotel Group Co.(Æ)	57,341	206
Domino's Pizza, Inc.	11,736	1,252	Motorcar Parts of America, Inc.(Æ)	2,581	87
Dorman Products, Inc.(Æ)(Ñ)	12,502	584	Movado Group, Inc.	974	25
DR Horton, Inc.	3,084	91	MSG Networks, Inc.(Æ)	515	11
DreamWorks Animation SKG, Inc. Class			Murphy USA, Inc.(Æ)	2,975	183
A(Æ)(Ñ)	5,210	105	National Presto Industries, Inc.(Ñ)	764	67
Dunkin' Brands Group, Inc.	1,169	48	New York Times Co. (The) Class A	1,570	21
Eros International PLC(Æ)(Ñ)	5,416	61	Nu Skin Enterprises, Inc. Class A(Ñ)	990	38
Ethan Allen Interiors, Inc.	46,074	1,254	Nutrisystem, Inc.	2,651	61
EVINE Live, Inc.(Æ)	19,301	50	NVR, Inc.(Æ)	216	354
Express, Inc.(Æ)	1,517	29	Office Depot, Inc.(Æ)	13,050	99
Finish Line, Inc. (The) Class A	25,864	482	Outerwall, Inc.	220	13
Five Below, Inc.(Æ)	49,726	1,708	Oxford Industries, Inc.	9,700	706
Foot Locker, Inc.	1,763	119	Pandora Media, Inc.(Æ)	7,398	85
Fortune Brands Home & Security, Inc.	16,105	843	Panera Bread Co. Class A(Æ)	414	73
Fred's, Inc. Class A	3,490	48	Performance Sports Group, Ltd.(Æ)	55,825	641
GameStop Corp. Class A(Ñ)	1,529	70	Pier 1 Imports, Inc.(Ñ)	7,572	56
Gannett Co., Inc.	27,057	428	Polaris Industries, Inc.	2,800	315
Gentex Corp.	12,980	213	Pool Corp.	14,463	1,179
Gentherm, Inc.(Æ)	55,445	2,726	PriceSmart, Inc.	343	30
Goodyear Tire & Rubber Co. (The)	21,790	716	PulteGroup, Inc.	22,107	405

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 271

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
PVH Corp.	317	29	Post Holdings, Inc.(Æ)	7,873	506
Red Robin Gourmet Burgers, Inc.(Æ)	2,684	201	Rite Aid Corp.(Æ)	20,382	161
Remy International, Inc.	439	13	Safeway, Inc.(Æ)	9,450	5
Restaurant Brands International, Inc.	2,988	120	Snyders-Lance, Inc.	57,524	2,044
Revlon, Inc. Class A(Æ)	1,384	43	Spectrum Brands Holdings, Inc.	921	88
Ross Stores, Inc.	4,846	245	SUPERVALU, Inc.(Æ)	83,310	547
Saga Communications, Inc. Class A(Æ)	3,003	129	Synutra International, Inc.(Æ)(Ñ)	10,300	59
Sally Beauty Holdings, Inc.(Æ)	33,169	780	TreeHouse Foods, Inc.(Æ)	20,193	1,729
SeaWorld Entertainment, Inc.(Ñ)	1,451	29	Universal Corp.	1,582	86
Service Corp. International	12,050	341	Vector Group, Ltd.	1,747	42
Shoe Carnival, Inc.	6,564	148	Village Super Market, Inc. Class A	706	18
Shutterfly, Inc.(Æ)	27,333	1,140	WhiteWave Foods Co. (The) Class A(Æ)	24,408	1,000
Signet Jewelers, Ltd.	2,947	445			14,202
Skechers U.S.A., Inc. Class A(Æ)	2,757	86
Stamps.com, Inc.(Æ)	2,739	207	Energy - 2.7%
Starz Class A(Æ)	5,402	181	Abraxas Petroleum Corp.(Æ)	69,405	110
Sturm Ruger & Co., Inc.	3,231	184	Approach Resources, Inc.(Æ)(Ñ)	24,244	57
TEGNA, Inc.(Ñ)	22,816	617	Atwood Oceanics, Inc.(Ñ)	17,963	297
Tempur Sealy International, Inc.(Æ)	1,078	84	Bill Barrett Corp.(Æ)(Ñ)	82,168	400
Tenneco, Inc.(Æ)	20,477	1,159	California Resources Corp.	43,369	175
Tiffany & Co.	1,713	141	Carrizo Oil & Gas, Inc.(Æ)	3,467	130
TiVo, Inc.(Æ)	8,638	78	Civeo Corp.(Æ)	26,695	50
Toll Brothers, Inc.(Æ)	48,350	1,739	Cloud Peak Energy, Inc.(Æ)(Ñ)	109,216	324
Tractor Supply Co.	7,578	700	CONSOL Energy, Inc.	9,253	62
TRI Pointe Group, Inc.(Æ)	16,719	217	Delek US Holdings, Inc.	480	13
Tribune Media Co. Class A	2,716	110	Denbury Resources, Inc.(Ñ)	51,270	181
Tuesday Morning Corp.(Æ)	41,437	224	Diamondback Energy, Inc.(Æ)	13,464	994
Tumi Holdings, Inc.(Æ)	2,147	34	Energen Corp.	1,291	75
Tupperware Brands Corp.(Ñ)	2,897	171	Energy XXI, Ltd.(Ñ)	16,700	29
Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	5,465	951	EP Energy Corp. Class A(Æ)(Ñ)	24,085	133
Vail Resorts, Inc.	589	67	Exterran Holdings, Inc.	6,019	131
Vera Bradley, Inc.(Æ)	18,470	231	First Solar, Inc.(Æ)	7,131	407
Vista Outdoor, Inc.(Æ)	856	38	Gastar Exploration, Inc.(Æ)	39,873	63
WABCO Holdings, Inc.(Æ)	449	50	Golar LNG, Ltd.(Ñ)	2,220	64
Wayfair, Inc. Class A(Æ)(Ñ)	1,360	57	Green Brick Partners, Inc.(Æ)	3,181	34
WCI Communities, Inc.(Æ)	873	21	Helix Energy Solutions Group, Inc.(Æ)	29,495	170
Williams-Sonoma, Inc.	1,726	127	Helmerich & Payne, Inc.(Ñ)	17,856	1,005
Wolverine World Wide, Inc.	6,392	119	Hornbeck Offshore Services, Inc.(Æ)	10,092	136
Wyndham Worldwide Corp.	2,673	217	ION Geophysical Corp.(Æ)	85,169	32
ZAGG, Inc.(Æ)	42,101	357	Jones Energy, Inc. Class A(Æ)	26,399	136
		53,381	Key Energy Services, Inc.(Æ)	72,313	38
			Matador Resources Co.(Æ)	26,511	682
Consumer Staples - 3.8%			Matrix Service Co.(Æ)	2,166	49
Cal-Maine Foods, Inc.(Ñ)	23,070	1,233	McDermott International, Inc.(Æ)	248,989	1,148
Casey's General Stores, Inc.	19,988	2,123	Memorial Resource Development Corp.(Æ)	13,265	235
Constellation Brands, Inc. Class A	2,422	327	Nabors Industries, Ltd.	8,692	87
Energizer Holdings, Inc.	10,512	498	Newfield Exploration Co.(Æ)	2,876	116
Fresh Del Monte Produce, Inc.	6,427	293	Noble Corp. PLC(Ñ)	5,406	73
Fresh Market, Inc. (The)(Æ)(Ñ)	46,225	1,152	Noble Energy, Inc.	2,014	72
GNC Holdings, Inc. Class A	379	11	Nordic American Offshore, Ltd.(Ñ)	9,642	58
Hain Celestial Group, Inc. (The)(Æ)	5,750	287	North Atlantic Drilling, Ltd.(Æ)	57,081	47
Herbalife, Ltd.(Æ)(Ñ)	1,246	70	NOW, Inc.(Æ)(Ñ)	1,916	32
Ingles Markets, Inc. Class A	1,543	77	Oasis Petroleum, Inc.(Æ)(Ñ)	10,009	116
JM Smucker Co. (The)	1,628	191	Oceaneering International, Inc.	3,328	140
Lancaster Colony Corp.	10,600	1,205	Oil States International, Inc.(Æ)	14,888	447
MGP Ingredients, Inc.	5,280	92	Patterson-UTI Energy, Inc.	1,280	19
Monster Beverage Corp.(Æ)	2,242	306	REX American Resources Corp.(Æ)	3,448	189
Nutraceutical International Corp.(Æ)	1,030	25	Rowan Cos. PLC Class A	2,620	52
PetMed Express, Inc.(Ñ)	835	14	Seadrill, Ltd.(Æ)(Ñ)	29,393	190
Pinnacle Foods, Inc.	285	13	Seventy Seven Energy, Inc.(Æ)(Ñ)	31,749	36

See accompanying notes which are an integral part of the financial statements.

272 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
SM Energy Co.	583	19	CNO Financial Group, Inc.	1,302	25
SolarCity Corp.(Æ)(Ñ)	1,380	41	Columbia Banking System, Inc.	5,350	178
SunPower Corp. Class A(Æ)(Ñ)	7,412	199	Communications Sales & Leasing, Inc.(ö)	2,156	43
Synergy Resources Corp.(Æ)	12,491	140	Community Bank System, Inc.	26,516	1,081
TerraForm Power, Inc. Class A	2,407	44	Community Trust Bancorp, Inc.	652	22
Tesoro Corp.	3,098	331	Corrections Corp. of America(ö)	5,353	153
Ultra Petroleum Corp.(Æ)(Ñ)	4,897	27	Cowen Group, Inc. Class A(Æ)(Ñ)	58,413	246
Unit Corp.(Æ)	3,824	48	CubeSmart(ö)	12,709	354
Whiting Petroleum Corp.(Æ)	4,941	85	CVB Financial Corp.	10,947	191
World Fuel Services Corp.	3,375	150	CYS Investments, Inc.(ö)	39,350	304
WPX Energy, Inc.(Æ)	3,907	27	DCT Industrial Trust, Inc.(ö)	56,311	2,090
		10,145	Duke Realty Corp.(ö)	1,172	24
			E*Trade Financial Corp.(Æ)	51,924	1,480
Financial Services - 24.1%			East West Bancorp, Inc.	7,106	287
Alexander & Baldwin, Inc.	614	23	Education Realty Trust, Inc.(ö)	62,473	2,243
Alexandria Real Estate Equities, Inc.(ö)	1,282	115	Emergent Capital, Inc.(Æ)	12,830	64
Alleghany Corp.(Æ)	694	344	Endurance Specialty Holdings, Ltd.	17,337	1,095
Alliance Data Systems Corp.(Æ)	443	132	Enova International, Inc. Class W(Æ)	480	6
Allied World Assurance Co. Holdings AG	1,568	57	Equifax, Inc.	4,676	498
Ambac Financial Group, Inc.(Æ)	20,709	334	Equinix, Inc.(ö)	679	201
American Capital Mortgage Investment			Equity LifeStyle Properties, Inc. Class A(ö)	1,461	88
Corp.(ö)	16,000	232	Euronet Worldwide, Inc.(Æ)	16,902	1,356
American Equity Investment Life Holding			Everest Re Group, Ltd.	2,053	365
Co.	44,650	1,147	Extra Space Storage, Inc.(ö)	5,406	428
American National Insurance Co.	2,344	242	Ezcorp, Inc. Class A(Æ)	34,647	231
Anchor BanCorp Wisconsin, Inc.(Æ)	76	3	FactSet Research Systems, Inc.	364	64
Apollo Investment Corp.	3,000	16	Fair Isaac Corp.	22,970	2,122
Arch Capital Group, Ltd.(Æ)	2,102	157	FCB Financial Holdings, Inc. Class A(Æ)	894	32
Ares Capital Corp.	10,550	161	Federal Agricultural Mortgage Corp. Class C	8,229	242
Argo Group International Holdings, Ltd.	25,852	1,616	Federal Realty Investment Trust(ö)	2,297	330
Arthur J Gallagher & Co.	2,251	98	FelCor Lodging Trust, Inc.ö)	100,087	806
Aspen Insurance Holdings, Ltd.	378	18	Fidelity & Guaranty Life	14,793	395
Assured Guaranty, Ltd.	16,923	464	Financial Engines, Inc.(Ñ)	7,014	226
Astoria Financial Corp.	9,124	146	First American Financial Corp.	965	37
AV Homes, Inc.(Æ)	1,000	13	First BanCorp(Æ)	80,792	306
Axis Capital Holdings, Ltd.	5,244	283	First Community Bancshares, Inc.	1,301	25
Banco Latinoamericano de Comercio Exterior			First Financial Bankshares, Inc.(Ñ)	1,133	38
SA Class E	6,718	182	First Industrial Realty Trust, Inc.(ö)	86,600	1,878
BancorpSouth, Inc.	67,227	1,676	First Midwest Bancorp, Inc.	9,149	163
Bank of the Ozarks, Inc.	16,446	823	First Niagara Financial Group, Inc.	37,103	384
BankFinancial Corp.	8,402	104	First Republic Bank	44,541	2,909
BankUnited, Inc.	732	27	Fiserv, Inc.(Æ)	23,514	2,269
Blackhawk Network Holdings, Inc. Class			FNF Group	7,383	260
A(Æ)	1,024	44	FNFV Group(Æ)	2,460	28
Blue Hills Bancorp, Inc.	1,568	22	Forest City Enterprises, Inc. Class A(Æ)	3,006	66
BofI Holding, Inc.(Æ)(Ñ)	10,166	813	Forestar Group, Inc.(Æ)	31,654	448
BOK Financial Corp.	990	67	Glacier Bancorp, Inc.	35,344	967
Brixmor Property Group, Inc.(ö)	833	21	Global Indemnity PLC Class A(Æ)	5,558	158
Broadridge Financial Solutions, Inc.	5,818	347	Global Payments, Inc.	1,979	270
Camden Property Trust(ö)	3,242	239	Great Western Bancorp, Inc.	14,167	400
Cardtronics, Inc.(Æ)	34,884	1,204	Green Bancorp, Inc.(Æ)	4,791	59
Care Capital Properties, Inc.(Æ)(ö)	564	19	Green Dot Corp. Class A(Æ)	6,919	128
Cash America International, Inc.	13,972	482	Greenlight Capital Re, Ltd. Class A(Æ)	6,396	140
CBL & Associates Properties, Inc.(ö)	9,772	143	Hampton Roads Bankshares, Inc.(Æ)	32,994	61
CBOE Holdings, Inc.	4,828	324	Hanover Insurance Group, Inc. (The)	43,093	3,631
Cedar Realty Trust, Inc.(ö)	20,389	143	Healthcare Realty Trust, Inc.(ö)	42,238	1,113
CenterState Banks, Inc.	48,900	713	Houlihan Lokey, Inc. Class A(Æ)	10,780	236
Central Pacific Financial Corp.	8,782	196	Howard Hughes Corp. (The)(Æ)	729	90
Chesapeake Lodging Trust(ö)	5,194	143	HRG Group, Inc.(Æ)	665	9
Chimera Investment Corp.(ö)	8,840	124	Hudson City Bancorp, Inc.(Ñ)	54,209	549
City National Corp.	26,152	2,343

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 273

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value	Amount ($) or		Value
	Shares	$		Shares	$
Huntington Bancshares, Inc.	21,443	235	Resource Capital Corp.(Æ)(Ñ)(ö)	24,660	317
Iberiabank Corp.	2,759	167	Retail Opportunity Investments Corp.(ö)	9,870	179
Independent Bank Group, Inc.	1,847	72	Retail Properties of America, Inc. Class A(ö)	128,285	1,920
Inland Real Estate Corp.(ö)	14,388	127	Ryman Hospitality Properties, Inc.(ö)	4,049	213
Iron Mountain, Inc.(ö)	3,747	115	Safeguard Scientifics, Inc.(Æ)	14,965	266
iStar, Inc.(Æ)(ö)	15,472	200	Safety Insurance Group, Inc.	4,268	247
Jack Henry & Associates, Inc.	502	39	SEI Investments Co.	2,461	128
JG Wentworth Co. (The) Class A(Æ)(Ñ)	51,847	265	Selective Insurance Group, Inc.	84,773	3,093
Jones Lang LaSalle, Inc.	7,935	1,323	ServisFirst Bancshares, Inc.	382	16
Kayne Anderson Energy Development Co.	5,082	114	Signature Bank(Æ)	14,530	2,164
Kemper Corp.	911	33	SL Green Realty Corp.(ö)	1,767	210
Kennedy-Wilson Holdings, Inc.	9,935	244	SLM Corp.(Æ)	53,954	381
KeyCorp	15,208	189	South State Corp.	16,733	1,297
Kilroy Realty Corp.(ö)	242	16	Sovran Self Storage, Inc.(ö)	9,790	978
LaSalle Hotel Properties(ö)	10,756	316	St. Joe Co. (The)(Æ)(Ñ)	20,199	400
Liberty Property Trust(ö)	304	10	StanCorp Financial Group, Inc.	2,478	284
LPL Financial Holdings, Inc.(Ñ)	1,334	57	State Bank Financial Corp.	55,778	1,194
Macerich Co. (The)(ö)	2,415	205	Sterling Bancorp	75,572	1,163
Mack-Cali Realty Corp.(ö)	8,374	182	Strategic Hotels & Resorts, Inc.(Æ)(ö)	37,286	526
Markel Corp.(Æ)	428	372	Sun Communities, Inc.(ö)	28,693	1,923
MarketAxess Holdings, Inc.	488	49	SVB Financial Group(Æ)	262	32
MBIA, Inc.(Æ)	50,330	378	Tanger Factory Outlet Centers, Inc.(ö)	5,573	195
MGIC Investment Corp.(Æ)	167,802	1,577	Taubman Centers, Inc.(ö)	1,033	80
Mid-America Apartment Communities, Inc.			Tejon Ranch Co.(Æ)	5,835	131
(ö)	13,474	1,148	Texas Capital Bancshares, Inc.(Æ)	12,004	663
MoneyGram International, Inc.(Æ)	6,038	61	Third Point Reinsurance, Ltd.(Æ)	1,603	22
MSCI, Inc. Class A	2,167	145	Torchmark Corp.	2,228	129
Nasdaq, Inc.	2,676	155	Total System Services, Inc.	1,055	55
National Health Investors, Inc.(ö)	10,173	598	Towne Bank/Portsmouth VA	1,344	29
National Retail Properties, Inc.(ö)	465	18	TriState Capital Holdings, Inc.(Æ)	6,662	83
National Western Life Group, Inc. Class A(Æ)	783	202	Two Harbors Investment Corp.(ö)	14,321	121
Navigators Group, Inc. (The)(Æ)	2,541	217	UMB Financial Corp.	15,256	749
New York Mortgage Trust, Inc.(Ñ)(ö)	19,093	108	Umpqua Holdings Corp.	4,467	75
Northrim BanCorp, Inc.	4,932	136	United Community Banks, Inc.	9,570	193
NorthStar Asset Management Group, Inc.	1,710	25	United Community Financial Corp.	19,423	106
NorthStar Realty Finance Corp.(ö)	6,152	74	Universal Insurance Holdings, Inc.	8,695	274
Northwest Bancshares, Inc.	8,090	109	Vantiv, Inc. Class A(Æ)	407	20
OceanFirst Financial Corp.	3,062	57	Ventas, Inc.(ö)	2,256	121
OFG Bancorp(Ñ)	39,188	361	Virtu Financial, Inc. Class A(Æ)(Ñ)	7,047	171
Old National Bancorp	55,677	780	Voya Financial, Inc.	4,128	167
OneBeacon Insurance Group, Ltd. Class A	7,859	113	Waddell & Reed Financial, Inc. Class A	4,533	167
Opus Bank	8,976	334	Webster Financial Corp.	28,103	1,043
Oritani Financial Corp.	8,387	134	Welltower, Inc.(Æ)(ö)	1,344	87
PacWest Bancorp	26,566	1,197	White Mountains Insurance Group, Ltd.	65	51
Paramount Group, Inc.ö)	20,006	356	WP Carey, Inc.(ö)	1,857	118
PartnerRe, Ltd.	1,038	144	WP GLIMCHER, Inc.(ö)	28,180	327
Pebblebrook Hotel Trust(ö)	4,149	142	WR Berkley Corp.	606	34
Popular, Inc.(Æ)	3,291	97	WSFS Financial Corp.	8,031	255
Post Properties, Inc.(ö)	3,782	226	Zillow Group, Inc.(Æ)(Ñ)	1,634	45
PRA Group, Inc.(Æ)(Ñ)	15,618	856	Zillow Group, Inc. Class A(Æ)(Ñ)	3,275	101
PrivateBancorp, Inc. Class A	19,182	802	Zions Bancorporation	9,757	281
ProAssurance Corp.	1,549	82			89,057
Prosperity Bancshares, Inc.	1,237	64
Radian Group, Inc.	16,993	246	Health Care - 11.1%
Raymond James Financial, Inc.	9,421	519	AbbVie, Inc.	822	49
Realogy Holdings Corp.(Æ)	3,680	144	Abiomed, Inc.(Æ)	4,220	311
Regional Management Corp.(Æ)	1,375	22	Acadia Healthcare Co., Inc.(Æ)	27,817	1,708
Reinsurance Group of America, Inc. Class A	5,473	494	Agios Pharmaceuticals, Inc.(Æ)	305	22
RenaissanceRe Holdings, Ltd.	352	39	Akorn, Inc.(Æ)	100,247	2,681
Republic Bancorp, Inc. Class A	2,012	51	Albany Molecular Research, Inc.(Æ)(Ñ)	55,435	1,000

See accompanying notes which are an integral part of the financial statements.

274 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Alere, Inc.(Æ)	5,509	254	Merrimack Pharmaceuticals, Inc.(Æ)	2,347	22
Alexion Pharmaceuticals, Inc.(Æ)	1,299	229	Neurocrine Biosciences, Inc.(Æ)	6,870	337
Align Technology, Inc.(Æ)	22,636	1,482	Novavax, Inc.(Æ)	5,803	39
Alkermes PLC(Æ)	2,188	157	Omnicell, Inc.(Æ)	8,346	227
Allergan PLC(Æ)	318	98	Ophthotech Corp.(Æ)	706	35
Alnylam Pharmaceuticals, Inc.(Æ)	3,122	268	Orexigen Therapeutics, Inc.(Æ)(Ñ)	26,292	80
AMAG Pharmaceuticals, Inc.(Æ)	594	24	Orthofix International NV(Æ)	4,798	163
Analogic Corp.	14,061	1,232	PAREXEL International Corp.(Æ)	2,226	140
ARIAD Pharmaceuticals, Inc.(Æ)	1,802	12	Patterson Cos., Inc.	477	23
BioMarin Pharmaceutical, Inc.(Æ)	2,801	328	PerkinElmer, Inc.	21,008	1,085
Bio-Rad Laboratories, Inc. Class A(Æ)	137	19	Pernix Therapeutics Holdings, Inc.(Æ)(Ñ)	13,999	39
Bio-Techne Corp.	27,752	2,448	Phibro Animal Health Corp. Class A	192	6
Bluebird Bio, Inc.(Æ)	46	4	Prestige Brands Holdings, Inc.(Æ)	175	9
Catalent, Inc.(Æ)	1,241	33	Qiagen NV(Æ)	1,890	46
Celldex Therapeutics, Inc.(Æ)	7,464	90	Quality Systems, Inc.	2,976	42
Centene Corp.(Æ)	1,814	108	Quintiles Transnational Holdings, Inc.(Æ)	678	43
Cepheid(Æ)	955	32	Regeneron Pharmaceuticals, Inc.(Æ)	337	188
Charles River Laboratories International,			ResMed, Inc.(Ñ)	4,741	273
Inc.(Æ)	8,921	582	SeaSpine Holdings Corp.(Æ)	923	14
Chemed Corp.	2,336	367	Seattle Genetics, Inc.(Æ)	4,553	189
Chimerix, Inc.(Æ)	4,132	162	Team Health Holdings, Inc.(Æ)	14,247	850
Clovis Oncology, Inc.(Æ)	1,249	125	Tenet Healthcare Corp.(Æ)	4,944	155
Community Health Systems, Inc.(Æ)	1,865	52	Triple-S Management Corp. Class B(Æ)	5,261	108
CONMED Corp.	24,541	995	United Therapeutics Corp.(Æ)	736	108
Cooper Cos., Inc. (The)	2,058	314	Universal Health Services, Inc. Class B	1,289	157
Dentsply International, Inc.	2,470	150	US Physical Therapy, Inc.	29,208	1,433
Depomed, Inc.(Æ)	1,316	23	VCA, Inc.(Æ)	68,060	3,728
DexCom, Inc.(Æ)	15,661	1,305	VWR Corp.(Æ)(Ñ)	22,023	606
Dyax Corp.(Æ)	5,306	146	WellCare Health Plans, Inc.(Æ)	23,324	2,066
ExamWorks Group, Inc.(Æ)	643	18	ZIOPHARM Oncology, Inc.(Æ)(Ñ)	2,026	23
Genomic Health, Inc.(Æ)	11,281	236			40,961
Greatbatch, Inc.(Æ)	13,350	714
Haemonetics Corp.(Æ)	38,389	1,297	Materials and Processing - 6.5%
Hanger, Inc.(Æ)	2,331	34	AAON, Inc.	11,226	230
Health Net, Inc.(Æ)	1,064	68	Acuity Brands, Inc.	14,328	3,132
Henry Schein, Inc.(Æ)	1,751	266	Advanced Drainage Systems, Inc.(Ñ)	11,068	348
Hologic, Inc.(Æ)	9,896	385	Airgas, Inc.	1,657	159
ICON PLC(Æ)	26,083	1,666	Albemarle Corp.	461	25
ICU Medical, Inc.(Æ)	1,191	131	Allegheny Technologies, Inc.	6,147	90
IDEXX Laboratories, Inc.(Æ)	1,228	84	Ashland, Inc.	2,458	270
Impax Laboratories, Inc.(Æ)	576	20	Balchem Corp.	35,161	2,402
Incyte Corp.(Æ)	2,174	256	Ball Corp.	4,470	306
Integra LifeSciences Holdings Corp.(Æ)	18,489	1,101	Belden, Inc.	3,675	235
Intercept Pharmaceuticals, Inc.(Æ)(Ñ)	353	55	Berry Plastics Group, Inc.(Æ)	35	1
Intra-Cellular Therapies, Inc.(Æ)	8,018	384	Carpenter Technology Corp.	20,061	668
Intrexon Corp.(Æ)	681	23	Century Aluminum Co.(Æ)	12,944	47
Invacare Corp.	67,207	1,161	Chemtura Corp.(Æ)	13,058	417
Ironwood Pharmaceuticals, Inc. Class A(Æ)	3,895	44	Compass Minerals International, Inc.	11,002	894
Isis Pharmaceuticals, Inc.(Æ)(Ñ)	6,951	335	Core Molding Technologies, Inc.(Æ)	6,293	126
Kindred Healthcare, Inc.	47,902	642	Crown Holdings, Inc.(Æ)	11,324	601
Laboratory Corp. of America Holdings(Æ)	463	57	Domtar Corp.	1,102	45
Landauer, Inc.	1,569	62	Eagle Materials, Inc.	3,008	199
LifePoint Health, Inc.(Æ)	11,488	791	Eastman Chemical Co.	2,170	157
Ligand Pharmaceuticals, Inc. Class B(Æ)	9,648	872	Global Brass & Copper Holdings, Inc.	9,421	212
LivaNova PLC(Æ)	5,516	366	Hexcel Corp.	14,765	684
Mallinckrodt PLC(Æ)	2,291	150	Horsehead Holding Corp.(Æ)(Ñ)	1,101	3
MedAssets, Inc.(Æ)	8,685	206	Innophos Holdings, Inc.	14,863	632
Medidata Solutions, Inc.(Æ)	456	20	Interface, Inc. Class A	6,980	136
Medivation, Inc.(Æ)	2,690	113	International Flavors & Fragrances, Inc.	1,279	148
MEDNAX, Inc.(Æ)	5,112	360	Lennox International, Inc.	3,671	488

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 275

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Louisiana-Pacific Corp.(Æ)	4,704	83	Clean Harbors, Inc.(Æ)	1,082	50
Martin Marietta Materials, Inc.	9,559	1,483	Commercial Vehicle Group, Inc.(Æ)	80,231	334
Materion Corp.	2,304	69	Convergys Corp.	879	23
Minerals Technologies, Inc.	20,463	1,206	CoStar Group, Inc.(Æ)	11,704	2,377
MRC Global, Inc.(Æ)	3,373	40	Covanta Holding Corp.	2,022	34
NL Industries, Inc.(Æ)	1,036	4	Deluxe Corp.	894	53
Owens Corning	5,179	236	Dorian LPG, Ltd.(Æ)	13,581	160
Owens-Illinois, Inc.(Æ)	2,849	61	Electronics For Imaging, Inc.(Æ)	4,867	226
Packaging Corp. of America	4,726	323	Ennis, Inc.	3,601	72
PGT, Inc.(Æ)	91,509	1,104	EnPro Industries, Inc.	15,950	783
PolyOne Corp.	8,970	300	ESCO Technologies, Inc.	37,788	1,402
RBC Bearings, Inc.(Æ)	1,937	132	Essendant, Inc.	9,660	334
Reliance Steel & Aluminum Co.	856	51	ExlService Holdings, Inc.(Æ)	4,894	217
RPM International, Inc.	6,601	302	Exponent, Inc.	446	23
Schweitzer-Mauduit International, Inc.	5,361	208	Fenix Parts, Inc.(Æ)(Ñ)	16,562	130
Sealed Air Corp.	2,777	136	Forward Air Corp.	3,832	174
Sensient Technologies Corp.	12,041	786	Franklin Electric Co., Inc.	12,723	419
Sonoco Products Co.	4,585	196	FTI Consulting, Inc.(Æ)	22,326	759
Steel Dynamics, Inc.	10,715	198	G&K Services, Inc. Class A	5,726	377
Unifi, Inc.(Æ)	42,792	1,309	GATX Corp.	13,475	629
United States Steel Corp.(Ñ)	6,417	75	Generac Holdings, Inc.(Æ)(Ñ)	22,508	710
Universal Forest Products, Inc.	2,625	191	General Cable Corp.	2,727	42
Valspar Corp.	421	34	Genesee & Wyoming, Inc. Class A(Æ)	9,846	661
Vulcan Materials Co.	15,496	1,497	Genpact, Ltd.(Æ)	1,138	28
Watsco, Inc.	6,354	782	Golden Ocean Group, Ltd.(Æ)(Ñ)	43,556	86
WestRock Co.	3,030	163	Granite Construction, Inc.	4,810	158
WR Grace & Co.(Æ)	2,986	299	Greenbrier Cos., Inc.(Ñ)	3,134	119
		23,923	Gulfmark Offshore, Inc. Class A(Ñ)	3,838	24
			Harsco Corp.	6,042	65
Producer Durables - 14.4%			Hawaiian Holdings, Inc.(Æ)	7,530	261
ABM Industries, Inc.	729	21	HD Supply Holdings, Inc.(Æ)	30	1
Accuride Corp.(Æ)	81,161	229	Healthcare Services Group, Inc.	90,419	3,369
ADT Corp. (The)(Ñ)	42,499	1,404	Heartland Express, Inc.	9,440	178
Advisory Board Co. (The)(Æ)	52,959	2,321	HEICO Corp.	4,771	241
AECOM(Æ)	11,766	347	Heritage-Crystal Clean, Inc.(Æ)	5,001	60
AGCO Corp.	1,618	78	Herman Miller, Inc.	30,037	953
Aircastle, Ltd.	8,190	186	HNI Corp.	4,654	200
Alaska Air Group, Inc.	2,290	175	Hubbell, Inc. Class B(Æ)	450	44
Allegiant Travel Co. Class A	1,795	354	IDEX Corp.	1,377	106
Allegion PLC	373	24	Insperity, Inc.	588	27
Allison Transmission Holdings, Inc. Class A	34,222	982	Jacobs Engineering Group, Inc.(Æ)	4,317	173
Altra Industrial Motion Corp.	32,563	862	JetBlue Airways Corp.(Æ)	17,191	427
Ametek, Inc.	3,761	206	Joy Global, Inc.	19,853	341
AO Smith Corp.	378	29	Kansas City Southern	1,553	129
Applied Industrial Technologies, Inc.	4,000	165	KBR, Inc.	5,707	105
Babcock & Wilcox Co. (The) Class W	1,426	40	Kennametal, Inc.	661	19
Babcock & Wilcox Enterprises, Inc.(Æ)	424	7	Keysight Technologies, Inc.(Æ)	5,307	176
Barnes Group, Inc.	29,293	1,101	Kimball International, Inc. Class B	5,704	62
Brady Corp. Class A	39,595	901	KLX, Inc.(Æ)	932	36
Briggs & Stratton Corp.	53,636	953	Knight Transportation, Inc.	10,775	274
Brink's Co. (The)	1,241	38	Knoll, Inc.	54,469	1,266
Bristow Group, Inc.	10,887	378	Korn/Ferry International	731	27
CAI International, Inc.(Æ)	4,711	55	Lexmark International, Inc. Class A	4,190	136
Carlisle Cos., Inc.	3,258	283	Liquidity Services, Inc.(Æ)	6,312	52
Casella Waste Systems, Inc. Class A(Æ)	12,058	73	Littelfuse, Inc.	2,549	255
CDI Corp.	11,222	90	Macquarie Infrastructure Corp.	3,211	255
Celadon Group, Inc.	5,958	86	Manitowoc Co., Inc. (The)(Ñ)	7,453	114
Chicago Bridge & Iron Co.	6,706	301	ManpowerGroup, Inc.	3,614	332
Cintas Corp.	3,849	358	Marlin Business Services Corp.	2,347	41
Clarcor, Inc.	14,139	705	Matson, Inc.	1,614	74

See accompanying notes which are an integral part of the financial statements.

276 Russell Tax-Managed U.S. Mid & Small Cap Fund

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
MAXIMUS, Inc.	45,808	3,124	Bottomline Technologies de, Inc.(Æ)	41,974	1,162
Mettler-Toledo International, Inc.(Æ)	812	253	CACI International, Inc. Class A(Æ)	13,459	1,306
Middleby Corp.(Æ)	9,919	1,160	Cadence Design Systems, Inc.(Æ)	3,334	74
Mobile Mini, Inc.	466	16	Cavium, Inc.(Æ)	19,238	1,365
MSA Safety, Inc.	1,203	52	Checkpoint Systems, Inc.	81,538	610
MSC Industrial Direct Co., Inc. Class A	5,011	315	Ciena Corp.(Æ)	25,580	617
Multi-Color Corp.	676	53	comScore, Inc.(Æ)	52,493	2,246
MYR Group, Inc.(Æ)	842	19	Cornerstone OnDemand, Inc.(Æ)	1,690	53
Navigant Consulting, Inc.(Æ)	8,155	140	Cree, Inc.(Æ)(Ñ)	2,623	66
Orbital ATK, Inc.	4,746	406	Criteo SA - ADR(Æ)(Ñ)	15,181	578
Oshkosh Corp.	1,107	45	Cypress Semiconductor Corp.(Æ)	21,153	223
Pentair PLC	2,864	160	DigitalGlobe, Inc.(Æ)	5,661	85
Pitney Bowes, Inc.	2,573	53	Diodes, Inc.(Æ)	27,723	635
Proto Labs, Inc.(Æ)(Ñ)	27,064	1,755	DST Systems, Inc.	232	28
Quanta Services, Inc.(Æ)	2,742	55	EchoStar Corp. Class A(Æ)	6,142	275
Republic Airways Holdings, Inc.(Æ)	72,784	419	EMCORE Corp.(Æ)	50,501	345
Robert Half International, Inc.	4,436	234	Entegris, Inc.(Æ)	63,980	821
Rollins, Inc.	817	22	Envestnet, Inc.(Æ)	29,227	873
RR Donnelley & Sons Co.(Ñ)	2,275	38	EPAM Systems, Inc.(Æ)	28,114	2,175
Rush Enterprises, Inc. Class A(Æ)	32,499	792	Etsy, Inc.(Æ)	3,954	43
Scorpio Tankers, Inc.	5,323	49	F5 Networks, Inc.(Æ)	912	101
SkyWest, Inc.	20,209	385	FireEye, Inc.(Æ)(Ñ)	1,161	30
Snap-on, Inc.	1,026	170	FormFactor, Inc.(Æ)	93,289	769
Spirit AeroSystems Holdings, Inc. Class A(Æ)	4,216	222	Fortinet, Inc.(Æ)	29,969	1,030
SPX Corp.	26,935	330	Gartner, Inc.(Æ)	2,505	227
Sykes Enterprises, Inc.(Æ)	804	23	Harris Corp.	690	55
TASER International, Inc.(Æ)(Ñ)	12,309	288	IAC/InterActiveCorp	516	35
Teledyne Technologies, Inc.(Æ)	3,852	344	Infinera Corp.(Æ)	12,023	238
Terex Corp.	4,352	87	Inovalon Holdings, Inc. Class A(Æ)(Ñ)	39,548	912
Tetra Tech, Inc.	4,369	118	Integrated Device Technology, Inc.(Æ)	9,405	240
Thermon Group Holdings, Inc.(Æ)	35,003	704	Integrated Silicon Solution, Inc.	5,960	134
Titan International, Inc.	7,920	56	IPG Photonics Corp.(Æ)	1,991	164
Toro Co. (The)	3,832	288	IXYS Corp.	5,974	74
Towers Watson & Co. Class A	757	94	Jabil Circuit, Inc.	9,924	228
TriMas Corp.(Æ)	23,937	479	JDS Uniphase Corp. Class W(Æ)	15,012	89
Trinity Industries, Inc.	12,367	335	Leidos Holdings, Inc.	1,377	72
TrueBlue, Inc.(Æ)	52,347	1,516	MA-COM Technology Solutions Holdings,
Twin Disc, Inc.	4,065	48	Inc.(Æ)	73,182	2,469
United Rentals, Inc.(Æ)	11,111	832	Manhattan Associates, Inc.(Æ)	12,443	906
Vectrus, Inc.(Æ)	14,801	368	ManTech International Corp. Class A	21,927	634
Virgin America, Inc.(Æ)(Ñ)	1,196	43	Marin Software, Inc.(Æ)	5,285	19
Wabtec Corp.	15,892	1,317	Mentor Graphics Corp.	10,513	286
WageWorks, Inc.(Æ)	43,543	2,091	Methode Electronics, Inc.	3,089	103
Waste Connections, Inc.	909	50	Monolithic Power Systems, Inc.	6,476	404
Werner Enterprises, Inc.	644	17	NCR Corp.(Æ)	2,995	80
Xylem, Inc.	8,159	297	NeuStar, Inc. Class A(Æ)	768	21
Zebra Technologies Corp. Class A(Æ)	9,745	749	Newport Corp.(Æ)	8,837	134
		53,366	ON Semiconductor Corp.(Æ)	9,500	104
			Pacific DataVision, Inc.(Æ)(Ñ)	1,591	45
Technology - 12.9%			Palo Alto Networks, Inc.(Æ)	753	121
ACI Worldwide, Inc.(Æ)	44,852	1,074	Plexus Corp.(Æ)	52,487	1,817
Alpha & Omega Semiconductor, Ltd.(Æ)	16,117	143	Progress Software Corp.(Æ)	79,823	1,938
Anixter International, Inc.(Æ)	12,466	855	PTC, Inc.(Æ)	61,149	2,167
Ansys, Inc.(Æ)	3,035	289	Qlik Technologies, Inc.(Æ)	5,493	172
Applied Micro Circuits Corp.(Æ)	13,404	87	QLogic Corp.(Æ)	14,466	179
Arrow Electronics, Inc.(Æ)	4,745	261	Qorvo, Inc.(Æ)	4,523	199
Aspen Technology, Inc.(Æ)	21,748	900	Rambus, Inc.(Æ)(Ñ)	67,774	699
Atmel Corp.	16,416	125	Rogers Corp.(Æ)	2,812	131
Avnet, Inc.	5,555	252	Sabre Corp.	4,413	129
AVX Corp.	14,582	197	Science Applications International Corp.	272	12

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 277

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Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($) or	Value			Amount ($) or		Value
	Shares	$			Shares		$
ServiceNow, Inc.(Æ)	1,918	157		Talen Energy Corp.(Æ)	21,244		184
Skyworks Solutions, Inc.	2,478	191		TECO Energy, Inc.	6,490		175
SolarWinds, Inc.(Æ)	35,965	2,087		Telephone & Data Systems, Inc.	1,798		52
Splunk, Inc.(Æ)	561	32		UGI Corp.	1,134		42
Stratasys, Ltd.(Æ)(Ñ)	25,505	650		Unitil Corp.	2,759		98
SunEdison, Inc.(Æ)(Ñ)	4,042	30		US Cellular Corp.(Æ)	11,763		479
Synaptics, Inc.(Æ)	18,944	1,612		Vectren Corp.	1,460		66
Synchronoss Technologies, Inc.(Æ)	6,060	213		WEC Energy Group, Inc.	1,455		75
Synopsys, Inc.(Æ)	6,679	334		Westar Energy, Inc. Class A	2,336		93
Syntel, Inc.(Æ)	18,509	871		Zayo Group Holdings, Inc.(Æ)	2,536		67
Take-Two Interactive Software, Inc.(Æ)	29,448	978					13,877
Tech Data Corp.(Æ)	6,046	440
Teradyne, Inc.	16,279	318		Total Common Stocks
Tyler Technologies, Inc.(Æ)	14,216	2,422		(cost $263,774)			346,488
Ultimate Software Group, Inc.(Æ)	5,105	1,043
VeriFone Systems, Inc.(Æ)	40,189	1,211	Short	-Term Investments - 5.9%
Xura, Inc.(Æ)	2,206	57		Russell U.S. Cash Management Fund	21,775,616	(8)	21,776
		47,576		Total Short-Term Investments
				(cost $21,776)			21,776
Utilities - 3.8%
8x8, Inc.(Æ)	7,793	83		Other Securities - 5.9%
Abengoa Yield PLC	2,188	41		Russell U.S. Cash Collateral Fund(×)	21,647,167	(8)	21,647
AGL Resources, Inc.(Æ)	2,119	132		Total Other Securities
ALLETE, Inc.	3,252	163		(cost $21,647)			21,647
American Water Works Co., Inc.	1,933	111
Aqua America, Inc.	3,129	90		Total Investments 105.5%
Atlantic Tele-Network, Inc.	424	32		(identified cost $307,197)			389,911
Avista Corp.	1,100	37
Black Hills Corp.	2,447	112		Other Assets and Liabilities, Net
CenterPoint Energy, Inc.	7,174	133	-	(5.5%)			(20,443)
Cleco Corp.	25,993	1,378		Net Assets - 100.0%			369,468
CMS Energy Corp.	66,130	2,385
Connecticut Water Service, Inc.	4,800	177
El Paso Electric Co.	31,354	1,213
Empire District Electric Co. (The)	6,336	143
Eversource Energy	3,872	197
Fairmount Santrol Holdings, Inc.(Æ)(Ñ)	17,535	47
Frontier Communications Corp.	50,060	257
Great Plains Energy, Inc.	2,726	75
Idacorp, Inc.	3,075	206
Inteliquent, Inc.	4,598	95
Iridium Communications, Inc.(Æ)(Ñ)	12,062	99
ITC Holdings Corp.	2,742	90
Level 3 Communications, Inc.(Æ)	5,357	273
MGE Energy, Inc.	1,100	45
National Fuel Gas Co.	23,115	1,214
New Jersey Resources Corp.	6,600	209
Northwest Natural Gas Co.	2,731	131
NorthWestern Corp.	28,250	1,531
NRG Yield, Inc. Class C(Ñ)	20,922	302
ONE Gas, Inc.	7,521	367
Pepco Holdings, Inc.	4,472	119
Piedmont Natural Gas Co., Inc.(Ñ)	1,392	80
Pinnacle West Capital Corp.	1,957	124
PNM Resources, Inc.	5,304	149
Portland General Electric Co.	1,384	51
Questar Corp.	3,105	64
SCANA Corp.	4,991	296
Southwest Gas Corp.	4,108	253
Spark Energy, Inc. Class A	2,480	42

See accompanying notes which are an integral part of the financial statements.

278 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
S&P Mid 400 E-Mini Index Futures	155	USD	22,342	12/15	515
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					515

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Common Stocks
Consumer Discretionary	$53,381	$—	$—	$53,381	14.4
Consumer Staples	14,197	—	5	14,202	3.8
Energy	10,145	—	—	10,145	2.7
Financial Services	89,057	—	—	89,057	24.1
Health Care	40,961	—	—	40,961	11.1
Materials and Processing	23,923	—	—	23,923	6.5
Producer Durables	53,366	—	—	53,366	14.4
Technology	47,576	—	—	47,576	12.9
Utilities	13,877	—	—	13,877	3.8
Short-Term Investments	—	21,776	—	21,776	5.9
Other Securities	—	21,647	—	21,647	5.9
Total Investments	346,483	43,423	5	389,911	105.5
Other Assets and Liabilities, Net					(5.5)
					100.0
Other Financial Instruments
Futures Contracts	515	—	—	515	0.1
Total Other Financial Instruments*	$515	$—	$—	$515

*    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining fair value for the period ended October 31,
2015 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 279

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$515

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$850

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$354

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

280 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
			Amounts		of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value		$20,980	$—	$20,980
Futures Contracts	Variation margin on futures contracts		5	—	5
Total Financial and Derivative Assets			20,985	—	20,985
Financial and Derivative Assets not subject to a netting agreement			(5)	—	(5)
Total Financial and Derivative Assets subject to a netting agreement			$20,980	$—	$20,980

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities
		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Barclays		$3,528	$—	$3,528	$—
Citigroup		3,065	—	3,065	—
Credit Suisse		83	—	83	—
Deutsche Bank		1,352	—	1,352	—
Fidelity		6,586	—	6,586	—
Goldman Sachs		747	—	747	—
ING		69	—	69	—
JPMorgan Chase		2,592	—	2,592	—
Merrill Lynch		49	—	49	—
Morgan Stanley		2,367	—	2,367	—
UBS		542	—	542	—
Total		$20,980	$—	$20,980	$—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.
For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 281

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$307,197
Investments, at fair value(*)(>)	389,911
Cash	100
Cash (restricted)(a)	1,545
Receivables:
Dividends and interest	144
Dividends from affiliated Russell funds	3
Investments sold	2,023
Fund shares sold	886
Variation margin on futures contracts	5
Total assets	394,617

Liabilities
Payables:
Investments purchased	2,808
Fund shares redeemed	271
Accrued fees to affiliates	353
Other accrued expenses	70
Payable upon return of securities loaned	21,647
Total liabilities	25,149

Net Assets	$369,468

See accompanying notes which are an integral part of the financial statements.

282 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(1,029)
Accumulated net realized gain (loss)	672
Unrealized appreciation (depreciation) on:
Investments	82,714
Futures contracts	515
Shares of beneficial interest	177
Additional paid-in capital	286,419
Net Assets	$369,468

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$20.26
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$21.49
Class A — Net assets	$9,188,993
Class A — Shares outstanding ($.01 par value)	453,642
Net asset value per share: Class C(#)	$17.68
Class C — Net assets	$12,391,543
Class C — Shares outstanding ($.01 par value)	700,991
Net asset value per share: Class E(#)	$20.29
Class E — Net assets	$7,917,569
Class E — Shares outstanding ($.01 par value)	390,165
Net asset value per share: Class S(#)	$21.03
Class S — Net assets	$339,970,212
Class S — Shares outstanding ($.01 par value)	16,162,923
Amounts in thousands
(*) Securities on loan included in investments	$20,980
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$43,423
(a) Cash Collateral for Futures	$1,545
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 283

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$3,496
Dividends from affiliated Russell funds	28
Securities lending income	149
Total investment income	3,673

Expenses
Advisory fees	3,463
Administrative fees	168
Custodian fees	118
Distribution fees - Class A	21
Distribution fees - Class C	90
Transfer agent fees - Class A	17
Transfer agent fees - Class C	24
Transfer agent fees - Class E	14
Transfer agent fees - Class S	652
Professional fees	50
Registration fees	80
Shareholder servicing fees - Class C	30
Shareholder servicing fees - Class E	17
Trustees’ fees	8
Printing fees	47
Miscellaneous	26
Expenses before reductions	4,825
Expense reductions	(245)
Net expenses	4,580
Net investment income (loss)	(907)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	895
Futures contracts	850
Net realized gain (loss)	1,745
Net change in unrealized appreciation (depreciation) on:
Investments	(4,583)
Futures contracts	354
Net change in unrealized appreciation (depreciation)	(4,229)
Net realized and unrealized gain (loss)	(2,484)
Net Increase (Decrease) in Net Assets from Operations	$(3,391)

See accompanying notes which are an integral part of the financial statements.

284 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(907)	$(1,284)
Net realized gain (loss)	1,745	18,520
Net change in unrealized appreciation (depreciation)	(4,229)	2,058
Net increase (decrease) in net assets from operations	(3,391)	19,294

Distributions
From net investment income
Class A	—	(—)**
Class C	—	(—)**
Class E	—	(—)**
Class S	—	(—)**
From net realized gain
Class A	(383)	(263)
Class C	(747)	(1,021)
Class E	(376)	(432)
Class S	(16,931)	(18,502)
Net decrease in net assets from distributions	(18,437)	(20,218)

Share Transactions*
Net increase (decrease) in net assets from share transactions	69,370	68,824
Total Net Increase (Decrease) in Net Assets	47,542	67,900

Net Assets
Beginning of period	321,926	254,026
End of period	$369,468	$321,926
Undistributed (overdistributed) net investment income included in net assets	$(1,029)	$(1,278)

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 285

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:

	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	185	$3,844	183	$3,852
Proceeds from reinvestment of distributions	18	380	13	263
Payments for shares redeemed	(49)	(1,041)	(44)	(931)
Net increase (decrease)	154	3,183	152	3,184
Class C
Proceeds from shares sold	170	3,132	143	2,713
Proceeds from reinvestment of distributions	41	745	54	1,009
Payments for shares redeemed	(112)	(2,055)	(161)	(3,049)
Net increase (decrease)	99	1,822	36	673
Class E
Proceeds from shares sold	124	2,534	87	1,848
Proceeds from reinvestment of distributions	18	370	20	423
Payments for shares redeemed	(46)	(955)	(70)	(1,507)
Net increase (decrease)	96	1,949	37	764
Class S
Proceeds from shares sold	4,818	104,704	3,767	82,154
Proceeds from reinvestment of distributions	767	16,477	839	18,177
Payments for shares redeemed	(2,717)	(58,765)	(1,657)	(36,128)
Net increase (decrease)	2,868	62,416	2,949	64,203
Total increase (decrease)	3,217	$69,370	3,174	$68,824

See accompanying notes which are an integral part of the financial statements.

286 Russell Tax-Managed U.S. Mid & Small Cap Fund

(This page intentionally left blank)

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	21.65	(.10)	(.04)	(.14)	—	(1.25)
October 31, 2014	21.99	(.14)	1.56	1.42	—(f)	(1.76)
October 31, 2013	16.00	(.08)	6.09	6.01	—(f)	(.02)
October 31, 2012	14.47	(.05)	1.58	1.53	—	—
October 31, 2011	13.06	(.07)	1.48	1.41	—	—

Class C
October 31, 2015	19.18	(.22)	(.03)	(.25)	—	(1.25)
October 31, 2014	19.81	(.26)	1.39	1.13	—(f)	(1.76)
October 31, 2013	14.51	(.18)	5.50	5.32	—	(.02)
October 31, 2012	13.23	(.15)	1.43	1.28	—	—
October 31, 2011	12.02	(.18)	1.39	1.21	—	—

Class E
October 31, 2015	21.68	(.10)	(.04)	(.14)	—	(1.25)
October 31, 2014	22.01	(.14)	1.57	1.43	—(f)	(1.76)
October 31, 2013	16.01	(.06)	6.08	6.02	—	(.02)
October 31, 2012	14.48	(.05)	1.58	1.53	—	—
October 31, 2011	13.06	(.08)	1.50	1.42	—	—

Class S
October 31, 2015	22.38	(.05)	(.05)	(.10)	—	(1.25)
October 31, 2014	22.61	(.09)	1.62	1.53	—(f)	(1.76)
October 31, 2013	16.43	(.02)	6.25	6.23	(.03)	(.02)
October 31, 2012	14.83	(.01)	1.61	1.60	—	—
October 31, 2011	13.34	(.05)	1.54	1.49	—	—

See accompanying notes which are an integral part of the financial statements.

288 Russell Tax-Managed U.S. Mid & Small Cap Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(1.25)	20.26	(.77)	9,189	1.57	1.53	(.49)	125
(1.76)	21.65	6.73	6,489	1.58	1.53	(.69)	80
(.02)	21.99	37.62	3,256	1.56	1.53	(.44)	46
—	16.00	10.57	1,426	1.58	1.53	(.34)	48
—	14.47	11.03	932	1.63	1.53	(.48)	46

(1.25)	17.68	(1.48)	12,392	2.32	2.25	(1.21)	125
(1.76)	19.18	5.95	11,555	2.32	2.25	(1.39)	80
(.02)	19.81	36.71	11,218	2.31	2.25	(1.11)	46
—	14.51	9.68	7,083	2.34	2.25	(1.06)	48
—	13.23	10.23	6,571	2.36	2.25	(1.33)	46

(1.25)	20.29	(.77)	7,918	1.57	1.50	(.46)	125
(1.76)	21.68	6.77	6,383	1.57	1.50	(.65)	80
(.02)	22.01	37.64	5,665	1.56	1.50	(.36)	46
—	16.01	10.57	3,898	1.59	1.50	(.31)	48
—	14.48	11.10	3,443	1.61	1.50	(.56)	46

(1.25)	21.03	(.55)	339,969	1.32	1.25	(.21)	125
(1.76)	22.38	7.01	297,498	1.32	1.25	(.40)	80
(.05)	22.61	38.02	233,887	1.31	1.25	(.11)	46
—	16.43	10.79	152,403	1.34	1.25	(.06)	48
—	14.83	11.32	137,579	1.36	1.25	(.32)	46

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 289

Russell Investment Company
Russell Tax-Managed International Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Tax-Managed International Equity Fund - Class A‡		Russell Tax-Managed International Equity Fund - Class S
	Total		Total
	Return		Return
Inception*	(14.33)%	Inception*	(9.00)%

Russell Tax-Managed International Equity Fund - Class C		Russell Global ex-U.S. Large Cap® Index Net**
	Total		Total
	Return		Return
Inception*	(9.40)%	Inception*	(7.79)%

Russell Tax-Managed International Equity Fund - Class E
	Total
	Return
Inception*	(9.10)%

290 Russell Tax-Managed International Equity Fund

Russell Investment Company
Russell Tax-Managed International Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell Tax-Managed International Equity Fund (the “Fund”)	-7.79%. During this period, emerging markets experienced a
employs a multi-manager approach whereby Russell Investment	selloff, driven primarily by Brazil and China. Commodity heavy
Management Company (“RIMCo”) manages a portion of the	economies like Canada and Australia lagged significantly due to a
Fund’s assets based upon model portfolios provided by multiple	demand slowdown, particularly from China. Energy and materials
non-discretionary money managers. The Fund’s money managers	were the worst hit sectors as oil prices tumbled to the lowest levels
have non-discretionary asset management assignments pursuant	since 2009 and a demand slowdown in emerging markets caused
to which they provide a model portfolio to RIMCo representing	commodity prices to plunge. Defensive sectors held up relatively
their investment recommendations, based upon which RIMCo	well amid the volatility. Stocks with lower volatility outperformed
purchases and sells securities for the Fund. RIMCo also manages	during the period and higher momentum stocks broadly held up
the portion of the Fund's assets that RIMCo determines not to	well.
manage based upon model portfolios provided by the Fund's
money managers. RIMCo may change the allocation of the Fund's	How did the investment strategies and techniques employed
assets at any time. An exemptive order from the Securities and	by the Fund and its money managers affect its benchmark-
Exchange Commission (“SEC”) permits RIMCo to engage or	relative performance?
terminate a money manager at any time, subject to approval by	The Fund’s money managers have non-discretionary asset
the Fund’s Board, without a shareholder vote. Pursuant to the	management assignments pursuant to which they provide
terms of the exemptive order, the Fund is required to notify its	a model portfolio to RIMCo representing their investment
shareholders within 90 days of when a money manager begins	recommendations, based upon which RIMCo purchases and
providing services. As of October 31, 2015, the Fund had six	sells securities for the Fund. With respect to this portion of the
money managers.	Fund, RIMCo manages the Fund’s assets based upon the model
portfolios provided by the Fund’s money managers. RIMCo also
What is the Fund’s investment objective?	manages the portion of the Fund's assets that RIMCo determines
The Fund seeks to provide long term capital growth on an after-	not to manage based upon model portfolios provided by the
tax basis.	Fund's money managers. This includes assets managed directly

How did the Fund perform relative to its benchmark for the	by RIMCo to effect the Fund's investment strategies and/or to
fiscal year ended October 31, 2015?	actively manage the Fund's overall exposures to seek to achieve the desired risk/return profile for the Fund. RIMCo also manages
For the period of June 1, 2015 (inception of the Fund) through	the Fund’s liquidity reserves.
October 31, 2015, the Fund’s Class A, Class C, Class E and Class
S Shares lost 9.10%, 9.40%, 9.10%, and 9.00%, respectively.	The Fund was launched on June 1, 2015. From inception to
This is compared to the Fund’s benchmark, the Russell Global ex-	October 31, 2015, the Fund underperformed its benchmark. The
U.S. Large Cap® Index (Net), which lost 7.79% during the same	Fund’s overweight to Europe ex-UK detracted from benchmark-
period. The Fund’s performance includes operating expenses,	relative performance though this was partially mitigated by a
whereas index returns are unmanaged and do not include	favorable underweight to Asia Pacific ex-Japan. Fair value pricing
expenses of any kind.	adjustments on the last business day of the period detracted from the Fund’s benchmark-relative performance because the Fund’s
For the period of June 1, 2015 (inception of the Fund) through	index does not use fair value pricing adjustments.
October 31, 2015, the Morningstar® Foreign Large Blend, a group
of funds that Morningstar considers to have investment strategies	Bel Air Investment Advisors (“Bel Air”) was the best performing
similar to those of the Fund, lost 7.06%. This result serves as a	manager during the period of inception to October 31, 2015
peer comparison and is expressed net of operating expenses	and outperformed the Russell Global Large Cap Developed ex
US index. The manager’s significant underweights to Canada
RIMCo may assign a money manager a specific style or	and the energy sector were favorable. This partially offset by an
capitalization benchmark other than the Fund’s index. However,	unfavorable underweight to Telecom during the period.
the Fund’s primary index remains the benchmark for the Fund
and is representative of the aggregate of each money manager’s	AllianceBernstein L.P. (“AllianceBernstein”) was the worst
benchmark index.	performing manager during the period of inception to October
31, 2015 and underperformed the Russell Emerging Markets
How did the market conditions described in the Market	Index. The manager’s underweights to consumer staples and
Summary report affect the Fund’s performance?	financials coupled with an overweight to value stocks were the
From June 1, 2015 (inception of the Fund) to October 31, 2015,	key detractors during the period. This was partially offset by
the Russell Global ex-U.S. Large Cap® Index (Net) returned	positive stock selection in materials and industrials.

Russell Tax-Managed International Equity Fund 291

Russell Investment Company
Russell Tax-Managed International Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

RIMCo manages a positioning strategy within the Fund, which is	During the period, RIMCo equitized the Fund’s cash using index
designed with the dual mandate of improving the Fund’s after-tax	futures contracts to provide the Fund with full market exposure.
returns as well as controlling Fund-level exposures and/or risks.	This had a negative impact on Fund performance as markets
The active tax management aspect of the strategy is focused on	declined significantly during the period.
improving the after tax returns of the Fund. During the period,	Describe any changes to the Fund’s structure or the money
all of the Fund’s money managers managed non-discretionary	manager line-up.
assignments and RIMCo controlled all trading for the Fund. As a	There were no changes to the Fund’s structure or money manager
result, RIMCo was able to monitor the tax impacts of the Fund’s	line-up during the period.
trading and harvest losses and defer capital gains with respect to
certain transactions.	Money Managers as of October 31,
In addition, using the output from a quantitative model to guide	2015	Styles
the purchase of a stock portfolio, RIMCo seeks to position the	AllianceBernstein L.P.	Emerging - Value
Fund to meet RIMCo’s overall preferred positioning with respect	Bel Air Investment Advisors LLC	Developed - Growth
Delaware Investment Fund Advisers, A series
to Fund exposures, while optimizing the portfolio to minimize	of Delaware Management Business Trust	Emerging - Value
tracking error relative to the Fund’s money manager portfolios.	Janus Capital Management LL and Perkins
Over the period, the Fund’s positioning strategy was designed to	Investment Management, LLC	Developed - Value
provide exposure to lower capitalization (overweight the smaller	Pzena Investment Management, LLC	Developed - Value
stocks in the benchmark), higher value (overweight stocks with	RWC Asset Advisors (US) LLC	Emerging
lower valuations than the benchmark), higher quality (overweight		- Market-oriented
stocks with lower debt and higher profitability) and slightly higher	The views expressed in this report reflect those of the portfolio
momentum, while preserving the potential benefits of the money	managers only through the end of the period covered by
managers’ active stock selection.	the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
RIMCo’s tax management strategies contributed to a reduction of	affiliated organization. These views are subject to change
realized capital gains for the Fund for the fiscal year, resulting in	at any time based upon market conditions or other events,
the generation of a capital loss carry-forward which may be utilized	and RIMCo disclaims any responsibility to update the views
to offset a portion of realized capital gains in future tax years.	contained herein. These views should not be relied on as
From a benchmark-relative perspective, the positioning strategy	investment advice and, because investment decisions for
outperformed the Fund’s benchmark. Allocations to quality and	a Russell Investment Company (“RIC”) Fund are based on
momentum paid off, while the value exposure detracted.	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on June 1, 2015.

** The Russell Global ex-U.S. Large Cap® Index Net is an index which represents the large-cap segment of the global equity market, including both developed and emerging market countries and excluding companies assigned to the United States.  The performance for this index is calculated “Net” of the relevant withholding tax in each country to reflect the tax implication for U.S. investors investing outside of the U.S.

‡ The performance has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

292 Russell Tax-Managed International Equity Fund

Russell Investment Company
Russell Tax-Managed International Equity Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	June 2, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$909.00	$1,018.45
June 2, 2015 to October 31, 2015.	Expenses Paid During Period*	$5.33	$6.82

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.34%
(representing the 152-day period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 152/365 (to reflect the period
Performance” provides information about actual account values	since commencement of operations). May reflect amounts waived and/or
and actual expenses. You may use the information in this column,	reimbursed. Without any waivers and/or reimbursements, expenses would have
together with the amount you invested, to estimate the expenses	been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.34% (representing the six-month period annualized), multiplied by
that you paid over the period. Simply divide your account value by	the average account value over the period, multiplied by 184/365 (to reflect the
$1,000 (for example, an $8,600 account value divided by $1,000	one-half year period).
= 8.6), then multiply the result by the number in the first column
in the row entitled “Expenses Paid During Period” to estimate			Hypothetical
Performance (5%
the expenses you paid on your account during this period.		Actual	return before
	Class C	Performance	expenses)
Hypothetical Example for Comparison Purposes	Beginning Account Value
The information in the table under the heading “Hypothetical	June 2, 2015	$1,000.00	$1,000.00
Performance (5% return before expenses)” provides information	Ending Account Value
	October 31, 2015	$906.00	$1,014.67
about hypothetical account values and hypothetical expenses	Expenses Paid During Period*	$8.29	$10.61
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s	* Expenses are equal to the Fund's annualized expense ratio of 2.09%
actual return. The hypothetical account values and expenses	(representing the 152-day period annualized), multiplied by the average account value over the period, multiplied by 152/365 (to reflect the period
may not be used to estimate the actual ending account balance or	since commencement of operations). May reflect amounts waived and/or
expenses you paid for the period. You may use this information	reimbursed. Without any waivers and/or reimbursements, expenses would have
to compare the ongoing costs of investing in the Fund and other	been higher. Hypothetical expenses are equal to the Fund’s annualized expense
funds. To do so, compare this 5% hypothetical example with the	ratio of 2.09% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the
5% hypothetical examples that appear in the shareholder reports	one-half year period).
of other funds.

Russell Tax-Managed International Equity Fund 293

Russell Investment Company
Russell Tax-Managed International Equity Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class E	Performance	expenses)
Beginning Account Value
June 2, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$909.00	$1,018.45
Expenses Paid During Period*	$5.33	$6.82

* Expenses are equal to the Fund's annualized expense ratio of 1.34%
(representing the 152-day period annualized), multiplied by the average account value over the period, multiplied by 152/365 (to reflect the period since commencement of operations). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.34% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
June 2, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$910.00	$1,019.71
Expenses Paid During Period*	$4.33	$5.55

* Expenses are equal to the Fund's annualized expense ratio of 1.09%
(representing the 152-day period annualized), multiplied by the average account value over the period, multiplied by 152/365 (to reflect the period since commencement of operations). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.09% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

294 Russell Tax-Managed International Equity Fund

Russell Investment Company
Russell Tax-Managed International Equity Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 92.8%			B2W Cia Digital(Æ)	38,178	144
Argentina - 0.3%			Banco Bradesco SA - ADR(Æ)	20,468	111
Banco Macro SA - ADR(Æ)	7,573	467	BB Seguridade Participacoes SA	81,922	565
Grupo Financiero Galicia SA - ADR	14,564	390	BM&FBovespa SA - Bolsa de Valores
YPF SA - ADR	15,295	327	Mercadorias e Futuros	134,548	398
		1,184	Braskem SA - ADR	18,027	201
			BRF SA - ADR	3,666	56
Australia - 1.7%			Cia de Saneamento Basico do Estado de
AGL Energy, Ltd.	14,311	171	Sao Paulo - ADR(Æ)	43,371	190
ASX, Ltd. - ADR	4,813	142	Even Construtora e Incorporadora SA	14,346	15
Australia & New Zealand Banking			Hypermarcas SA(Æ)	55,824	253
Group, Ltd. - ADR	122,352	2,354	Itau Unibanco Holding SA - ADR	70,142	480
Bendigo & Adelaide Bank, Ltd.	18,965	145	JBS SA	91,897	340
BHP Billiton, Ltd. - ADR	26,434	434	Kroton Educacional SA	109,973	281
Commonwealth Bank of Australia - ADR	22,249	1,218	Petroleo Brasileiro SA - ADR(Æ)	279,188	1,245
CSL, Ltd.	1,486	99	Telefonica Brasil SA - ADR	42,460	440
Fortescue Metals Group, Ltd.	194,234	285	Tim Participacoes SA - ADR	17,390	193
GPT Group (The)(ö)	138,365	468			5,128
Macquarie Group, Ltd.	4,196	254
Medibank Pvt, Ltd.	265,610	447	Canada - 3.7%
Mirvac Group(ö)	103,514	133	Alimentation Couche-Tard, Inc. Class B	11,294	486
National Australia Bank, Ltd. - ADR	2,954	63	Bank of Montreal	6,008	349
Scentre Group(ö)	159,140	470	Bank of Nova Scotia (The)	4,380	206
Stockland(ö)	29,894	86	BCE, Inc.	8,854	383
Telstra Corp., Ltd.	41,652	160	Brookfield Asset Management, Inc.
Wesfarmers, Ltd.	397	11	Class A	11,167	390
Westpac Banking Corp.	10,344	231	Brookfield Real Estate Services, Inc.	37,733	407
Woodside Petroleum, Ltd.	12,222	257	Canadian Imperial Bank of Commerce	1,783	137
Woolworths, Ltd.	8,824	152	Canadian National Railway Co.	26,559	1,622
		7,580	Canadian Natural Resources, Ltd.	35,419	821
			CCL Industries, Inc. Class B	2,253	319
Austria - 0.1%			Cenovus Energy, Inc.	46,011	685
UNIQA Insurance Group AG	35,374	329	CGI Group, Inc. Class A(Æ)	3,049	113

Belgium - 0.8%			Dollarama, Inc.	2,149	145
Ackermans & van Haaren NV	1,983	302	Empire Co., Ltd. Class A	16,935	355
Ageas	10,179	449	Encana Corp.	4,306	33
Anheuser-Busch InBev SA	14,640	1,745	Fairfax Financial Holdings, Ltd.	416	205
Colruyt SA(Æ)	511	25	First Quantum Minerals, Ltd.	40,272	215
KBC Groep NV	15,777	959	Gildan Activewear, Inc. Class A	18,446	530
Proximus SADP	105	4	Great-West Lifeco, Inc.	9,476	251
		3,484	Imperial Oil, Ltd.	6,919	230
			Intact Financial Corp.	1,675	120
Bermuda - 0.6%			Jean Coutu Group PJC, Inc. (The) Class
Brilliance China Automotive Holdings,			A	11,179	170
Ltd.(Æ)	150,000	207	Loblaw Cos., Ltd.	2,231	118
Cheung Kong Infrastructure Holdings,			Magna International, Inc. Class A	4,696	248
Ltd.	41,000	381	Manulife Financial Corp.	53,189	882
Credicorp, Ltd.	674	76	Metro, Inc. Class A	4,660	133
Goldin Financial Holdings, Ltd.(Æ)	26,453	49	National Bank of Canada	6,346	210
HAL Trust	320	59	Open Text Corp.	7,037	326
Hiscox, Ltd.	3,638	54	Potash Corp. of Saskatchewan, Inc.	57,110	1,157
Hongkong Land Holdings, Ltd.	16,900	127	Restaurant Brands International, Inc.	16,346	656
Jardine Matheson Holdings, Ltd.	4,000	217	Rogers Communications, Inc. Class B	57,769	2,299
Markit, Ltd.(Æ)	15,853	484	Royal Bank of Canada - GDR	7,243	414
Nine Dragons Paper Holdings, Ltd.	325,000	214	SNC-Lavalin Group, Inc.	11,644	373
Skyworth Digital Holdings, Ltd.	602,000	443	Sun Life Financial, Inc.	6,012	203
Yue Yuen Industrial Holdings, Ltd.	118,000	430	Suncor Energy, Inc.	29,766	886
		2,741	Toronto Dominion Bank	11,185	459
					16,536
Brazil - 1.2%
Ambev SA - ADR	44,263	216

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed International Equity Fund 295

Russell Investment Company
Russell Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Cayman Islands - 2.7%			CITIC Securities Co., Ltd. Class H	264,500	569
Alibaba Group Holding, Ltd. - ADR(Æ)	10,702	897	Huadian Fuxin Energy Corp., Ltd. Class
Baidu, Inc. - ADR(Æ)	6,904	1,295	H	572,000	175
Belle International Holdings, Ltd. Class			Huadian Power International Corp., Ltd.
H	322,000	312	Class H	536,000	392
Cheung Kong Property Holdings, Ltd.	62,823	439	Industrial & Commercial Bank of China,
China Mengniu Dairy Co., Ltd.	64,000	124	Ltd. Class H	871,000	553
China Resources Land, Ltd.	80,000	207	New China Life Insurance Co., Ltd.
CIFI Holdings Group Co., Ltd.	754,000	160	Class H	32,900	144
CK Hutchison Holdings, Ltd.	102,350	1,399	PetroChina Co., Ltd. - ADR	2,833	223
Ctrip.com International, Ltd. - ADR(Æ)	5,823	541	PICC Property & Casualty Co., Ltd.
Geely Automobile Holdings, Ltd.	425,000	226	Class H(Æ)	126,000	285
Hengan International Group Co., Ltd.	119,592	1,289	Ping An Insurance Group Co. of China,
Ju Teng International Holdings, Ltd.	98,000	53	Ltd. Class H	41,500	232
KWG Property Holding, Ltd.	583,500	420	Shanghai Pharmaceuticals Holding Co.,
New World China Land, Ltd.(Æ)	210,000	139	Ltd. Class H	200,100	460
Qunar Cayman Islands, Ltd. - ADR(Æ)	4,163	202	Tsingtao Brewery Co., Ltd. Class H	44,000	210
SINA Corp.(Æ)	9,184	438	Zhejiang Expressway Co., Ltd. Class H	18,000	22
Sino Biopharmaceutical, Ltd.	136,000	168			10,232
Sunac China Holdings, Ltd.	163,000	100
Tencent Holdings, Ltd.	50,865	955	Colombia - 0.2%
Tingyi Cayman Islands Holding Corp.	68,000	116	Bancolombia SA - ADR	23,686	820
Uni-President China Holdings, Ltd.	260,715	213
Vipshop Holdings, Ltd. - ADR(Æ)	24,764	508	Czech Republic - 0.2%
Want China Holdings, Ltd.	1,298,013	1,078	CEZ AS	48,985	979
WH Group, Ltd.(Æ)(Þ)	393,500	217	Komercni Banka AS	303	63
WuXi PharmaTech Cayman, Inc.					1,042

- ADR(Æ)	9,360	418	Denmark - 1.2%
		11,914	Carlsberg A/S Class B	3,542	290
Chile - 0.1%			Christian Hansen Holding	1,138	68
Banco de Credito e Inversiones	1	—	Danske Bank A/S	38,534	1,057
Empresas CMPC SA	191,698	472	DSV A/S	5,558	225
SACI Falabella(Æ)	13,805	93	GN Store Nord A/S	7,692	140
Sociedad Quimica y Minera de Chile			Jyske Bank A/S(Æ)	8,405	409
SA - ADR	2,101	41	Matas A/S	27,341	495
		606	Novo Nordisk A/S Class B	37,885	2,007
			Pandora A/S	787	91
China - 2.3%			Vestas Wind Systems A/S	1,320	77
Bank of China, Ltd. Class H	2,304,883	1,086	William Demant Holding A/S(Æ)	5,079	441
China CITIC Bank Corp., Ltd. Class					5,300
H(Æ)	494,000	319
China Communications Services Corp.,			Egypt - 0.0%
Ltd. Class H(Æ)	784,000	314	Commercial International Bank Egypt
China Construction Bank Corp. Class H	1,961,562	1,414	SAE - GDR(Æ)	11,271	66
China Everbright Bank Co., Ltd. Class H	666,000	324
China Machinery Engineering Corp.			Finland - 0.3%
Class H	523,000	453	Elisa OYJ Class A	9,328	351
China Merchants Bank Co., Ltd. Class H	145,000	378	Kone OYJ Class B	2,441	104
China Minsheng Banking Corp., Ltd.			Neste OYJ	1,217	30
Class H	345,500	346	Nokia OYJ	29,549	219
China Oilfield Services, Ltd. Class H(Æ)	292,000	324	Orion OYJ Class B	786	28
China Petroleum & Chemical Corp.			Sampo OYJ Class A	10,857	530
Class H	510,000	368	UPM-Kymmene OYJ	5,229	98
China Railway Group, Ltd. Class H	337,000	318			1,360
China Telecom Corp., Ltd. Class H	789,654	413	France - 7.8%
China Vanke Co., Ltd. Class H	261,764	611	Air Liquide SA Class A	18,982	2,456
Chongqing Changan Automobile Co.,			Alstom SA(Æ)	14,752	481
Ltd. Class B	31,200	57	AXA SA	26,791	715
Chongqing Rural Commercial Bank Co.,			BioMerieux	2,113	245
Ltd. Class H	387,000	242	BNP Paribas SA	694	42

See accompanying notes which are an integral part of the financial statements.

296 Russell Tax-Managed International Equity Fund

Russell Investment Company
Russell Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Bouygues SA - ADR	49,286	1,865	Rational AG	2,233	886
Capital Gemini SA	1,937	172	SAP SE - ADR	40,692	3,216
Carrefour SA	2,038	66	Siemens AG	22,812	2,294
Christian Dior SE	1,130	222	Symrise AG	2,008	132
Credit Agricole SA	97,084	1,228	Talanx AG	9,909	318
Danone SA	35,601	2,479	United Internet AG	783	41
Dassault Systemes SA	2,108	166	Wirecard AG	7,324	378
Engie SA	111,857	1,959			18,649
Essilor International SA	12,623	1,656
Faurecia	32,707	1,292	Greece - 0.1%
Gecina SA(ö)	2,039	260	National Bank of Greece SA(Æ)	466,231	344
Lectra	36,622	433
L'Oreal SA	18,101	3,299	Hong Kong - 2.2%
LVMH Moet Hennessy Louis Vuitton			AIA Group, Ltd.	71,209	416
SE - ADR	2,696	502	Bank of East Asia, Ltd. (The)	89,600	334
Natixis SA	94,212	577	BYD Electronic International Co., Ltd.
Orange SA - ADR	12,888	227	(Æ)	830,500	538
Publicis Groupe SA - ADR	21,870	1,419	Champion(Æ)(ö)	194,000	101
Renault SA	3,754	353	China Mobile, Ltd. - ADR	53,776	3,243
Safran SA	8,590	652	China Power International Development,
Sanofi - ADR	28,144	2,837	Ltd.(Æ)	25,000	16
Schneider Electric SE	31,911	1,930	CLP Holdings, Ltd.	35,000	304
SCOR SE - ADR	624	23	CNOOC, Ltd.	154,000	175
Societe Generale SA	8,236	382	Far East Horizon, Ltd.(Æ)	370,000	307
Teleperformance - GDR	2,067	162	Hang Seng Bank, Ltd.	12,300	225
Total SA	65,769	3,188	Henderson Land Development Co., Ltd.	41,000	261
Unibail-Rodamco SE(ö)	2,075	580	Hong Kong Exchanges and Clearing,
Valeo SA	1,365	211	Ltd.	12,300	321
Vallourec SA	57,883	642	Hopewell Holdings, Ltd.	95,000	343
Vicat	9,770	626	Hua Hong Semiconductor, Ltd.(Å)(Æ)	143,000	144
Vinci SA	8,654	583	Lenovo Group, Ltd.	300,000	278
Vivendi SA - ADR	16,714	402	Link Real Estate Investment True (The)
Wendel SA	700	84	(ö)	68,000	404
Worldline SA(Æ)(Þ)	17,726	430	Luk Fook Holdings International, Ltd.	226	1
		34,846	MTR Corp., Ltd.	24,500	111
			New World Development Co., Ltd.	329,000	351
Germany - 4.2%			Power Assets Holdings, Ltd.	35,500	353
Adidas AG	2,086	187	Shengjing Bank Co., Ltd. Class H(Æ)(Þ)	275,500	368
Allianz SE	3,950	692	Shenzhen International Holdings, Ltd.
BASF SE	14,408	1,181	(Æ)	223,500	339
Bayerische Motoren Werke AG	4,088	420	Sino Land Co., Ltd.	106,000	163
Brenntag AG	7,756	469	Sun Hung Kai Properties, Ltd.	17,000	227
Continental AG	4,271	1,027	Swire Pacific, Ltd. Class A	18,000	208
Daimler AG	7,478	649	Wharf Holdings, Ltd. (The)	26,000	154
Deutsche Bank AG	8,747	245			9,685
Deutsche Boerse AG	32,877	3,025
Deutsche Post AG	7,751	231	Hungary - 0.3%
Deutsche Telekom AG	14,611	273	OTP Bank PLC	56,971	1,103

Deutsche Wohnen AG	4,110	116	India - 1.7%
Fresenius Medical Care AG & Co. KGaA	2,251	203	Axis Bank, Ltd. - GDR	14,794	535
Fresenius SE & Co. KGaA	694	51	Dr Reddy's Laboratories, Ltd. - ADR	9,943	644
GEA Group AG	15	1	GAIL India, Ltd. - GDR(Æ)	7,528	218
Hamburger Hafen und Logistik AG	22,999	333	HDFC Bank, Ltd. - ADR	31,553	1,928
Hannover Rueck SE	1,235	143	ICICI Bank, Ltd. - ADR	56,743	489
HeidelbergCement AG	12,546	935	Infosys, Ltd. - ADR	39,553	718
Infineon Technologies AG - ADR	7,948	98	Mahindra & Mahindra, Ltd. - GDR	17,997	326
LEG Immobilien AG(Æ)	389	31	Reliance Industries, Ltd. - GDR(Þ)	48,078	1,380
Muenchener Rueckversicherungs-			State Bank of India - GDR	11,804	428
Gesellschaft AG in Muenchen	2,075	414	Tata Motors, Ltd. - ADR(Æ)	27,344	809
OSRAM Licht AG	814	48
Pfeiffer Vacuum Technology AG	4,908	612

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed International Equity Fund 297

Russell Investment Company
Russell Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Wipro, Ltd. - ADR	20,137	249	Central Japan Railway Co.	500	91
		7,724	Chiba Bank, Ltd. (The)	18,000	131
			Chubu Electric Power Co., Inc.	11,412	175
Indonesia - 0.1%			Cosel Co., Ltd.	48,777	475
Indocement Tunggal Prakarsa Tbk			Daihatsu Motor Co., Ltd.	121,285	1,479
PT(Æ)	56,800	74	Dai-ichi Life Insurance Co., Ltd. (The)	40,785	705
Pakuwon Jati Tbk PT(Æ)	5,762,100	178	Daiichi Sankyo Co., Ltd.	7,300	142
United Tractors Tbk PT	107,200	141	Daiwa House Industry Co., Ltd.	7,900	206
		393	Daiwa Securities Group, Inc.	19,000	130
			Denso Corp.	4,000	185
Ireland - 0.9%			Dentsu, Inc.	3,268	183
Bank of Ireland(Æ)	663,166	247	FamilyMart Co., Ltd.	800	33
CRH PLC	2,539	69	FANUC Corp.	13,560	2,387
Glanbia PLC	20,309	394	Fuji Heavy Industries, Ltd.	10,040	388
ICON PLC(Æ)	3,032	194	FUJIFILM Holdings Corp.	9,721	386
Irish Continental Group PLC	163,686	894	Fujitsu, Ltd.	355,146	1,671
Smurfit Kappa Group PLC	489	14	Fukuoka Financial Group, Inc.	22,000	115
Willis Group Holdings PLC	29,304	1,306	Hitachi, Ltd.	32,000	184
XL Group PLC Class A	25,098	956	Honda Motor Co., Ltd.	108,765	3,612
		4,074	Hoshizaki Electric Co., Ltd.	1,400	101

Isle of Man - 0.0%			Hoya Corp.	3,800	156
Playtech PLC	2,994	39	Icom, Inc.	11,900	247
			Iida Group Holdings Co., Ltd.	78,200	1,461
Israel - 0.4%			ITOCHU Corp.	174,403	2,172
Bank Leumi Le-Israel BM(Æ)	32,276	122	Japan Tobacco, Inc.	6,000	207
Check Point Software Technologies, Ltd.			JSR Corp.	4,900	77
(Æ)	2,262	192	Kajima Corp.	25,000	143
NICE-Systems, Ltd.	6,348	393	Kao Corp.	3,700	189
Taro Pharmaceutical Industries, Ltd.(Æ)	2,782	404	KDDI Corp.	30,700	742
Teva Pharmaceutical Industries, Ltd.	7,105	422	Keyence Corp.	7,322	3,801
Teva Pharmaceutical Industries, Ltd.			Kikkoman Corp.	2,000	62
- ADR	6,117	362	Kitagawa Industries Co., Ltd.	15,000	164
		1,895	Kobe Steel, Ltd.	91,000	114
			Komatsu, Ltd.	17,300	286
Italy - 1.7%			Konica Minolta, Inc.	10,000	103
Assicurazioni Generali SpA	15,717	298	Kuraray Co., Ltd.	8,700	107
Buzzi Unicem SpA	25,827	437	Kuroda Electric Co., Ltd.	12,209	247
Davide Campari-Milano SpA	11,235	96	Kyocera Corp.	2,400	108
Enel SpA	402,426	1,858	M3, Inc.	1,100	21
ENI SpA - ADR	117,584	1,919	Medipal Holdings Corp.	2,600	45
Finmeccanica SpA(Æ)	9,944	130	MEIJI Holdings Co., Ltd.	400	31
Intesa Sanpaolo SpA	120,283	419	Mitsubishi Chemical Holdings Corp.	43,600	271
Luxottica Group SpA	3,086	216	Mitsubishi Corp.	18,400	333
Snam Rete Gas SpA	61,480	318	Mitsubishi Electric Corp.	13,000	135
Telecom Italia SpA(Æ)	1,239,770	1,727	Mitsubishi Heavy Industries, Ltd.	649	3
UniCredit SpA	51,212	331	Mitsubishi Materials Corp.	18,000	62
		7,749	Mitsubishi Motors Corp.	14,600	129
			Mitsubishi UFJ Financial Group, Inc.	156,816	1,014
Japan - 11.7%			Mitsui & Co., Ltd.	19,100	241
Aisin Seiki Co., Ltd.	4,100	162	Mitsui Fudosan Co., Ltd.	13,664	370
Ajinomoto Co., Inc.	3,000	67	Mizuho Financial Group, Inc.	200,200	409
Alfresa Holdings Corp.	2,400	46	MS&AD Insurance Group Holdings, Inc.	17,939	526
Aozora Bank, Ltd.	33,000	120	Murata Manufacturing Co., Ltd.	305	43
As One Corp.	16,374	577	Nakanishi, Inc.	7,659	261
Asahi Group Holdings, Ltd.	700	22	NEC Corp.	46,000	142
Asahi Kasei Corp.	37,000	226	NH Foods, Ltd.	2,000	42
Asics Corp.	56,192	1,547	NHK Spring Co., Ltd.	35,685	363
Astellas Pharma, Inc.	2,299	33	Nikon Corp.	8,800	113
Bank of Yokohama, Ltd. (The)	30,000	186	Nintendo Co., Ltd.	7,800	1,245
Bridgestone Corp.	6,200	227	Nippon Express Co., Ltd.	23,000	118
Canon, Inc.	25,606	765

See accompanying notes which are an integral part of the financial statements.

298 Russell Tax-Managed International Equity Fund

Russell Investment Company
Russell Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Nippon Fine Chemical Co., Ltd.	34,200	260	Regus PLC	4,916	25
Nippon Steel & Sumitomo Metal Corp.	6,900	140	Shire PLC - ADR	3,311	251
Nippon Telegraph & Telephone Corp.	6,200	228	United Business Media, Ltd.	82,359	649
Nissan Motor Co., Ltd.	20,400	212	West China Cement, Ltd.	874,000	150
Nitori Holdings Co., Ltd.	11,900	926	WPP PLC	64,051	1,435
Nitto Denko Corp.	4,000	255			2,782
Nitto FC Co., Ltd.	46,000	373
NOK Corp.	4,800	113	Kazakhstan - 0.0%
Nomura Holdings, Inc.	46,600	292	KazMunaiGas Exploration Production
NTT DOCOMO, Inc.	47,399	930	JSC - GDR	3,752	26
Obayashi Corp.	14,000	123
Obic Co., Ltd.	300	16	Luxembourg - 0.1%
Oji Holdings Corp.	10,000	52	MHP SA - GDR	1,431	13
Ono Pharmaceutical Co., Ltd.	1,400	191	Tenaris SA	21,607	272
Oriental Land Co., Ltd.	3,178	192	Ternium SA - ADR	22,647	326
ORIX Corp.	13,500	197			611

Osaka Gas Co., Ltd.	37,000	145	Malaysia - 0.0%
Otsuka Holdings Co., Ltd.	7,400	245	UEM Sunrise BHD	167,400	49
Panasonic Corp.	9,600	113
Pola Orbis Holdings, Inc.	9,570	605	Mexico - 1.5%
Recruit Holdings Co., Ltd.	12,272	394	America Movil SAB de CV	1,926,294	1,719
Resona Holdings, Inc.	21,400	113	America Movil SAB de CV Class L
Ricoh Co., Ltd.	14,300	154	- ADR	11,677	208
Ryohin Keikaku Co., Ltd.	500	100	Cemex SAB de CV - ADR(Æ)	98,364	621
Secom Co., Ltd.	14,863	989	Coca-Cola Femsa SAB de CV(Æ)	42,352	326
Secom Joshinetsu Co., Ltd.	4,700	154	El Puerto de Liverpool SAB de CV	15,111	210
Sekisui House, Ltd.	19,500	323	Fomento Economico Mexicano SAB de
Seven & i Holdings Co., Ltd.	7,159	323	CV - ADR	3,007	298
Shimadzu Corp.	3,000	47	Gruma SAB de CV Class B	8,864	137
Shimano, Inc.	8,587	1,350	Grupo Carso SAB de CV	20,894	93
Shingakukai Co., Ltd.	32,400	195	Grupo Financiero Banorte SAB de CV
Shinsei Bank, Ltd.	195,310	408	Class O	123,275	664
Shionogi & Co., Ltd.	4,500	184	Grupo Lala SAB de CV Class B(Æ)	42,851	110
Shizuoka Bank, Ltd. (The)	12,000	120	Grupo Televisa SAB - ADR	57,745	1,682
Sompo Japan Nipponkoa Holdings, Inc.	45,293	1,412	Promotora y Operadora de
Sumitomo Chemical Co., Ltd.	46,000	263	Infraestructura SAB de CV(Æ)	34,137	428
Sumitomo Electric Industries, Ltd.	11,000	150	Wal-Mart de Mexico SAB de CV(Æ)	107,878	285
Sumitomo Metal Mining Co., Ltd.	13,000	162			6,781
Sumitomo Mitsui Financial Group, Inc.	38,202	1,519
Suzuken Co., Ltd.	2,300	88	Netherlands - 3.5%
Sysmex Corp.	130	7	Aalberts Industries NV	2,677	87
T&D Holdings, Inc.	9,600	125	Aegon NV	39,337	242
Taiheiyo Cement Corp.	34,000	112	AerCap Holdings NV(Æ)	3,764	156
Terumo Corp.	1,300	38	ASM International NV	17,669	674
Tohoku Electric Power Co., Inc.	7,800	109	ASML Holding NV	2,789	259
Tokyo Electric Power Co., Inc.(Æ)	65,065	442	Fiat Chrysler Automobiles NV	20,888	307
Tokyo Gas Co., Ltd.	25,000	123	GrandVision NV(Þ)	16,079	444
Toyota Industries Corp.	5,600	293	Heineken Holding NV	264	21
Toyota Motor Corp.	29,221	1,789	Heineken NV	5,301	483
Toyota Tsusho Corp.	5,300	121	ING Groep NV	125,364	1,818
Unicharm Corp.	60,925	1,298	Koninklijke KPN NV	577,974	2,117
West Japan Railway Co.	3,000	210	NN Group NV	46,671	1,464
Yamada Denki Co., Ltd.	25,400	114	Randstad Holding NV	239	14
Yamaguchi Financial Group, Inc.	5,000	61	RELX NV	17,024	290
Yamaha Corp.	3,400	84	STMicroelectronics NV	182,753	1,263
		52,042	Unilever NV	112,496	5,071
			X5 Retail Group NV - GDR(Æ)	24,965	517
Jersey - 0.6%			Yandex NV Class A(Æ)	31,813	512
Henderson Group PLC	43,970	194			15,739
Integrated Diagnostics Holdings PLC(Æ)
(Þ)	14,202	78

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
New Zealand - 0.0%			South Africa - 0.8%
Fonterra Group, Ltd.	35,614	130	AngloGold Ashanti, Ltd. - ADR(Æ)	62,431	526
			Aspen Pharmacare Holdings, Ltd.(Æ)	15,327	344
Nigeria - 0.0%			Bidvest Group, Ltd. (The)	7,565	193
Guaranty Trust Bank PLC - GDR(Æ)	11,749	68	Foschini Group, Ltd. (The)	21,354	218
			Growthpoint Properties, Ltd.(ö)	123,284	226
Norway - 0.6%			MTN Group, Ltd.	5,143	59
DNB ASA	59,183	751	Naspers, Ltd. Class N(Æ)	1,722	252
Orkla ASA	99,081	842	Remgro, Ltd.	26,596	531
Telenor ASA	27,725	522	Resilient Property Income Fund, Ltd.
TGS Nopec Geophysical Co. ASA - ADR	17,074	338	(Æ)(ö)	37,971	334
Yara International ASA	6,605	300	Sasol, Ltd. - ADR	6,582	210
		2,753	Standard Bank Group, Ltd.	18,743	195

Panama - 0.0%			Steinhoff International Holdings, Ltd.	57,877	354
Avianca Holdings SA - ADR(Æ)	2,473	10	Vodacom Group, Ltd. - ADR	16,025	173
InRetail Peru Corp.(Æ)(Þ)	6,893	84	Woolworths Holdings, Ltd.	20,137	149
		94			3,764

Philippines - 0.3%			South Korea - 4.6%
BDO Unibank, Inc.	150,820	325	BNK Financial Group, Inc.	15,593	191
GT Capital Holdings, Inc.	1,225	34	Daelim Industrial Co., Ltd.	5,369	350
Jollibee Foods Corp.(Æ)	47,090	207	DGB Financial Group, Inc.	25,054	232
Universal Robina Corp.	190,090	812	Hana Financial Group, Inc.	47,598	1,155
		1,378	Hankook Tire Co., Ltd.	9,673	370
			Hyosung Corp.	2,114	215
Poland - 0.0%			Hyundai Department Store Co., Ltd.	2,115	232
Polskie Gornictwo Naftowe i			Hyundai Engineering & Construction
Gazownictwo SA	94,669	168	Co., Ltd.	7,680	231
			Hyundai Mobis Co., Ltd.	2,129	448
Portugal - 0.1%			Hyundai Motor Co.	15,262	2,085
Energias de Portugal SA	54,660	202	Hyundai Wia Corp.	4,502	526
			KB Financial Group, Inc.	29,553	936
Russia - 1.0%			KB Financial Group, Inc. - ADR	7,633	241
Gazprom PAO - ADR	306,036	1,279	KCC Corp.	779	278
Gazprom PAO	74,811	159	Kia Motors Corp.	9,441	461
Lukoil PJSC - ADR	20,302	736	Korea Electric Power Corp.	7,410	334
Lukoil PJSC	413	15	Korea Investment Holdings Co., Ltd.	4,233	225
MMC Norilsk Nickel PJSC(Æ)	5,432	81	KT Corp. - ADR	10,102	133
Mobile TeleSystems PJSC - ADR	4,481	32	KT&G Corp.	13,605	1,360
Novolipetsk Steel OJSC - GDR	49,960	615	LG Chem, Ltd.	3,482	923
Novolipetsk Steel OJSC	20,640	25	LG Display Co., Ltd.	5,979	114
Rosneft OAO - GDR	24,806	99	LG Uplus Corp.	31,373	300
RusHydro PJSC(Æ)	39,008,130	397	Lotte Chemical Corp.	2,738	571
Sberbank PAO - ADR	84,578	517	Lotte Chilsung Beverage Co., Ltd.	180	352
Severstal PAO - GDR(Æ)	24,814	292	Lotte Confectionery Co., Ltd.	112	195
Tatneft PAO	17,090	88	Lotte Shopping Co., Ltd.	2,031	411
Tatneft PAO - ADR	8,887	275	NAVER Corp.	766	402
		4,610	Samsung Electro-Mechanics Co., Ltd.	1,077	61
			Samsung Electronics Co., Ltd.	3,513	4,207
Singapore - 0.7%			Samsung Fire & Marine Insurance Co.,
CapitaLand Commercial Trust, Ltd.(Æ)			Ltd.	776	217
(ö)	351,300	353	Samsung Life Insurance Co., Ltd.	7,322	699
CapitaLand, Ltd.	68,100	150	Shinhan Financial Group Co., Ltd.	24,644	938
DBS Group Holdings, Ltd.	23,700	292	Shinsegae Co., Ltd.	1,157	235
Oversea-Chinese Banking Corp., Ltd.	33,400	214	SK Telecom Co., Ltd. - ADR	25,598	603
Singapore Telecommunications, Ltd.	512,263	1,449	SK Telecom Co., Ltd.	1,246	264
United Overseas Bank, Ltd.	15,200	220			20,495
Yangzijiang Shipbuilding Holdings, Ltd.	405,000	360
		3,038	Spain - 1.1%
			Amadeus IT Holding SA Class A	8,007	341
			Banco de Sabadell SA - ADR	258,334	499

See accompanying notes which are an integral part of the financial statements.

300 Russell Tax-Managed International Equity Fund

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Banco Popular Espanol SA	162,616	617	Zurich Insurance Group AG(Æ)	1,562	412
Banco Santander SA - ADR	99,974	560			40,516
Bankia SA Class A	199,376	257
Ebro Foods SA	1,531	29	Taiwan - 2.4%
Ferrovial SA	13,307	336	Advanced Semiconductor Engineering,
Iberdrola SA	57,514	411	Inc. - ADR	89,103	511
Indra Sistemas SA(Æ)	50,784	544	Asustek Computer, Inc.	50,000	446
Industria de Diseno Textil SA	9,857	369	Catcher Technology Co., Ltd.	50,678	494
Mediaset Espana Comunicacion SA	33,346	405	China Life Insurance Co., Ltd.	260,000	213
Telefonica SA - ADR	25,225	333	China Steel Corp. Class H	521,000	314
		4,701	Chunghwa Telecom Co., Ltd. - ADR	10,843	332
			Compal Electronics, Inc.	1,222,178	758
Sweden - 2.1%			E.Sun Financial Holding Co., Ltd.	16,430	10
Assa Abloy AB Class B	14,932	296	Eclat Textile Co., Ltd.	17,000	250
Atlas Copco AB Class A	9,228	240	Far Eastern New Century Corp.	356,000	323
Boliden AB	42,443	812	Hon Hai Precision Industry Co., Ltd.
Fastighets AB Balder Class B(Æ)	23,179	467	- GDR(Æ)	193,350	1,109
Hennes & Mauritz AB Class B	2,406	93	Inotera Memories, Inc.(Æ)	593,000	454
Hexagon AB Class B	4,444	154	Kinsus Interconnect Technology Corp.	68,000	139
Hufvudstaden AB Class A	3,405	48	Largan Precision Co., Ltd.	14,087	1,089
L E Lundbergforetagen AB Class B	8,737	445	MediaTek, Inc.	36,000	279
Nibe Industrier AB Class B	3,695	119	Novatek Microelectronics Corp.	53,000	179
Nordea Bank AB	33,071	365	Radiant Opto-Electronics Corp.(Æ)	19,000	58
Skandinaviska Enskilda Banken AB			SinoPac Financial Holdings Co., Ltd.	969,000	319
Class A	23,593	247	Taiwan Semiconductor Manufacturing
Svenska Cellulosa AB SCA Class B	5,320	157	Co., Ltd. - ADR	138,617	3,045
Svenska Handelsbanken AB Class A	183,799	2,492	United Microelectronics Corp. - ADR	206,680	382
Swedbank AB Class A	14,030	322			10,704
Swedish Match AB	72,273	2,271
Telefonaktiebolaget LM Ericsson Class B	23,067	224	Thailand - 0.4%
TeliaSonera AB	50,294	257	Bangkok Bank PCL	66,900	314
Trelleborg AB Class B	20,776	350	Carabao Group PCL(Æ)	167,300	183
		9,359	Intouch Holdings PCL(Æ)	182,400	384
			Kasikornbank PCL	61,202	296
Switzerland - 9.1%			Siam Cement PCL (The)	3,800	48
ABB, Ltd.(Æ)	129,318	2,436	Sino-Thai Engineering & Construction
ACE, Ltd.	9,044	1,027	PCL(Æ)	973,380	690
Actelion, Ltd.(Æ)	1,338	186			1,915
Chocoladefabriken Lindt & Spruengli
AG	15	91	Turkey - 0.4%
Cie Financiere Richemont SA(Æ)	21,901	1,873	Akbank TAS	142,854	366
Credit Suisse Group AG(Æ)	86,456	2,153	Coca-Cola Icecek AS	14,845	188
Flughafen Zuerich AG	1,108	839	KOC Holding AS	24,886	113
GAM Holding AG(Æ)	25,355	463	Pegasus Hava Tasimaciligi AS(Æ)	10,731	69
Geberit AG	5,122	1,651	Turk Hava Yollari AO(Æ)	87,365	258
Georg Fischer AG	393	241	Turkcell Iletisim Hizmetleri AS	68,047	271
LafargeHolcim, Ltd.(Æ)	3,478	196	Turkiye Garanti Bankasi AS	100,164	260
Lonza Group AG(Æ)	163	24	Turkiye Is Bankasi Class C	22,241	38
Nestle SA	100,006	7,634			1,563
Novartis AG	82,527	7,481
Panalpina Welttransport Holding AG	5,478	626	United Arab Emirates - 0.2%
Partners Group Holding AG	81	29	Air Arabia PJSC	32,925	12
Roche Holding AG	22,251	6,027	DAMAC Properties Dubai Co. PJSC(Æ)	330,806	267
Schindler Holding AG	15,258	2,474	Dubai Islamic Bank PJSC	93,154	164
Straumann Holding AG	153	43	Emaar Properties PJSC	234,364	408
Swatch Group AG (The) Class B	3,371	1,316			851

Swiss Life Holding AG(Æ)	413	98	United Kingdom - 16.0%
Swiss Re AG(Æ)	4,081	379	3i Group PLC	13,736	106
Syngenta AG	481	162	Al Noor Hospitals Group PLC(Æ)	12,054	218
TE Connectivity, Ltd.	5,789	373	Amec Foster Wheeler PLC - GDR	33,153	362
UBS Group AG	114,329	2,282	Amlin PLC	14,754	150

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
ARM Holdings PLC	26,495	419	Rotork PLC	567,539	1,638
Ashtead Group PLC	23,047	355	Royal Bank of Scotland Group PLC(Æ)	276,551	1,352
Associated British Foods PLC	3,305	176	Royal Dutch Shell PLC Class A	179,698	4,694
AstraZeneca PLC	3,301	211	Royal Dutch Shell PLC Class B	8,024	210
Aviva PLC	203,146	1,519	RSA Insurance Group PLC	133,065	862
BAE Systems PLC	261,596	1,772	SABMiller PLC - ADR	5,008	308
Barclays PLC	434,179	1,545	Segro PLC(ö)	56,440	391
Barratt Developments PLC	19,137	180	Smith & Nephew PLC	23,211	396
BBA Aviation PLC	225,470	662	Smiths Group PLC	47,610	705
Bellway PLC	6,312	252	Spirax-Sarco Engineering PLC	43,131	2,020
Berkeley Group Holdings PLC	2,153	110	Standard Chartered PLC	15,422	171
BHP Billiton PLC	34,129	546	Standard Life PLC	34,422	223
BP PLC	444,231	2,637	Stock Spirits Group PLC	324,429	953
BP PLC - ADR	39,605	1,414	Taylor Wimpey PLC	137,740	419
British American Tobacco PLC	8,091	480	Tesco PLC(Æ)	507,347	1,429
British Land Co. PLC (The)(ö)	53,016	710	Travis Perkins PLC	69,482	2,048
Capital & Counties Properties PLC	17,688	121	Unilever PLC	5,925	263
Carnival PLC	2,792	155	United Utilities Group PLC	13,935	212
Cobham PLC	329,808	1,408	Vodafone Group PLC	1,281,590	4,225
Compass Group PLC	9,655	166	William Hill PLC	39,121	191
Croda International PLC	3,325	148			71,249
Derwent London PLC(ö)	3,486	208
Diageo PLC	169,679	4,903	United States - 0.8%
Direct Line Insurance Group PLC	30,311	184	Autoliv, Inc.	3,554	431
DS Smith PLC Class F	24,607	147	Maginet Corp.(Æ)	5,030	229
easyJet PLC	5,180	139	News Corp. Class A	141,090	2,172
Essentra PLC	25,754	334	PriceSmart, Inc.	1,519	131
G4S PLC	315,733	1,179	Sohu.com, Inc.(Æ)	7,558	382
Galiform PLC	192,143	1,371	Southern Copper Corp.	3,015	84
GlaxoSmithKline PLC - ADR	122,908	2,647			3,429
Great Portland Estates PLC(ö)	12,245	168
Greene King PLC	359	4	Virgin Islands, British - 0.0%
Halma PLC	50,615	595	Arcos Dorados Holdings, Inc. Class A	2,858	9

Hammerson PLC(ö)	16,674	163	Total Common Stocks
Hikma Pharmaceuticals PLC	2,135	71
HSBC Holdings PLC	340,160	2,657	(cost $412,112)		413,849
Imperial Tobacco Group PLC	78,715	4,240
Inchcape PLC	8,308	102	Preferred Stocks - 0.9%
InterContinental Hotels Group PLC	73,579	2,945	Brazil - 0.1%
Intermediate Capital Group PLC	77,187	672	Investimentos Itau SA	58,946	110
Intertek Group PLC	55,821	2,256	Usinas Siderurgicas de Minas Gerais SA	333,179	240
ITV PLC	57,386	223			350

Kingfisher PLC	104,749	569	Germany - 0.7%
Land Securities Group PLC(ö)	27,448	566	Funchs Petrolub SE	32,629	1,566
Legal & General Group PLC	61,943	249	Henkel AG & Co. KGaA	2,731	296
Lloyds Banking Group PLC	161,335	183	Porsche Automobil Holding SE	2,056	96
Man Group PLC	57,447	147	Volkswagen AG	9,558	1,148
Marks & Spencer Group PLC	31,371	248			3,106
Meggitt PLC	23,414	127
Michael Page International PLC	196,970	1,499	Japan - 0.0%
Mondi PLC	7,372	170	Shinkin Central Bank Class A	123	228
National Grid PLC	25,134	358
Old Mutual PLC	105,663	345	Russia - 0.1%
Pearson PLC	15,044	199	AK Transneft OAO	73	170
Persimmon PLC Class A(Æ)	9,358	287	Surgutneftegas OAO	340,692	232
Prudential PLC	39,888	931			402
Reckitt Benckiser Group PLC	5,547	541
Rexam PLC	15,487	129	Total Preferred Stocks
Rightmove PLC	2,194	130	(cost $4,532)		4,086
Rio Tinto PLC	22,907	831

See accompanying notes which are an integral part of the financial statements.

302 Russell Tax-Managed International Equity Fund

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal		Fair
	Amount ($)		Value
	or Shares		$
Warrants & Rights - 0.0%
Australia - 0.0%
Westpac Banking Corp.(Æ)
2017 Rights	450		2

Total Warrants & Rights
(cost $—)			2

Short-Term Investments - 5.3%
United States - 5.3%
Russell U.S. Cash Management Fund	23,470,524	(8)	23,471
Total Short-Term Investments
(cost $23,471)			23,471

Total Investments 99.0%
(identified cost $440,115)			441,408

Other Assets and Liabilities, Net
- 1.0%			4,457
Net Assets - 100.0%			445,865

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2015

Restricted Securities
Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
0.0%
Hua Hong Semiconductor, Ltd.	07/28/15	HKD	143,000	1.04	148	144
						144
For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

304 Russell Tax-Managed International Equity Fund

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Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
MSCI EAFE Mini Index Futures	288	USD	25,302	12/15	1,195
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					1,195

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Bank of America		USD	25	CAD	33	11/02/15	—
Bank of America		USD	75	CAD	99	11/03/15	1
Bank of America		USD	71	JPY	8,588	11/02/15	—
Bank of America		USD	116	JPY	14,049	11/04/15	—
State Street		USD	814	ZAR	11,104	11/02/15	(11)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							(10)

Presentation of Portfolio Holdings

Amounts in thousands

			Fair Value

Portfolio Summary	Level 1	Level 2		Level 3		Total	% of Net Assets
Common Stocks
Argentina	$1,184		$—		$—	$1,184	0.3
Australia	—		7,580		—	7,580	1.7
Austria	—		329		—	329	0.1
Belgium	—		3,484		—	3,484	0.8
Bermuda	560		2,181		—	2,741	0.6
Brazil	5,128		—		—	5,128	1.2
Canada	16,536		—		—	16,536	3.7
Cayman Islands	4,299		7,615		—	11,914	2.7
Chile	606		—		—	606	0.1
China	223		10,009		—	10,232	2.3
Colombia	820		—		—	820	0.2
Czech Republic	—		1,042		—	1,042	0.2
Denmark	—		5,300		—	5,300	1.2
Egypt	66		—		—	66	—*
Finland	—		1,360		—	1,360	0.3
France	580		34,266		—	34,846	7.8
Germany	—		18,649		—	18,649	4.2
Greece	—		344		—	344	0.1
Hong Kong	3,243		6,442		—	9,685	2.2
Hungary	—		1,103		—	1,103	0.3
India	7,724		—		—	7,724	1.7
Indonesia	—		393		—	393	0.1
Ireland	2,456		1,618		—	4,074	0.9
Isle of Man	—		39		—	39	—*
Israel	958		937		—	1,895	0.4
Italy	—		7,749		—	7,749	1.7
Japan	—		52,042		—	52,042	11.7
Jersey	—		2,782		—	2,782	0.6
Kazakhstan	26		—		—	26	—*
Luxembourg	339		272		—	611	0.1
Malaysia	—		49		—	49	—*
Mexico	6,781		—		—	6,781	1.5
Netherlands	1,185		14,554		—	15,739	3.5
New Zealand	—		130		—	130	—*
Nigeria	68		—		—	68	—*

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2015

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Norway	—	2,753	—	2,753	0.6
Panama	94	—	—	94	—*
Philippines	—	1,378	—	1,378	0.3
Poland	—	168	—	168	—*
Portugal	—	202	—	202	0.1
Russia	3,926	684	—	4,610	1.0
Singapore	—	3,038	—	3,038	0.7
South Africa	564	3,200	—	3,764	0.8
South Korea	977	19,518	—	20,495	4.6
Spain	—	4,701	—	4,701	1.1
Sweden	—	9,359	—	9,359	2.1
Switzerland	1,400	39,116	—	40,516	9.1
Taiwan	5,379	5,325	—	10,704	2.4
Thailand	—	1,915	—	1,915	0.4
Turkey	—	1,563	—	1,563	0.4
United Arab Emirates	—	851	—	851	0.2
United Kingdom	1,414	69,835	—	71,249	16.0
United States	3,429	—	—	3,429	0.8
Virgin Islands, British	9	—	—	9	—*
Preferred Stocks	350	3,736	—	4,086	0.9
Warrants & Rights	2	—	—	2	—*
Short-Term Investments	—	23,471	—	23,471	5.3
Total Investments	70,326	371,082	—	441,408	99.0
Other Assets and Liabilities, Net					1.0
					100.0

Other Financial Instruments
Futures Contracts	1,195	—	—	1,195	0.3
Foreign Currency Exchange Contracts	(10)	—	—	(10)	(—)*
Total Other Financial Instruments**	$1,185	$—	$—	$1,185

*    Less than .05% of net assets.
**   Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

306 Russell Tax-Managed International Equity Fund

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Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$1
Variation margin on futures contracts*	1,195	—
Total	$1,195	$1

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$11
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(2,962)	$—
Foreign currency-related transactions**	—	765
Total	$(2,962)	$765

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$1,195	$—
Foreign currency-related transactions***	—	(10)
Total	$1,195	$(10)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed International Equity Fund 307

Russell Investment Company
Russell Tax-Managed International Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$1	$ — $	1
Total Financial and Derivative Assets		1	—	1
Financial and Derivative Assets not subject to a netting agreement		(1)	—	(1)
Total Financial and Derivative Assets subject to a netting agreement		$—	$ — $	—

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$53	$ — $	53
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	11	—	11
Total Financial and Derivative Liabilities		64	—	64
Financial and Derivative Liabilities not subject to a netting agreement		(64)	—	(64)
Total Financial and Derivative Liabilities subject to a netting agreement		$—	$ — $	—

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

308 Russell Tax-Managed International Equity Fund

Russell Investment Company
Russell Tax-Managed International Equity Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$440,115
Investments, at fair value(>)	441,408
Cash (restricted)(a)	1,400
Foreign currency holdings(^)	246
Unrealized appreciation on foreign currency exchange contracts	1
Receivables:
Dividends and interest	604
Dividends from affiliated Russell funds	4
Investments sold	248
Fund shares sold	4,358
Foreign capital gains taxes recoverable	71
Prepaid expenses	49
Total assets	448,389

Liabilities
Payables:
Investments purchased	1,454
Fund shares redeemed	638
Accrued fees to affiliates	332
Other accrued expenses	30
Variation margin on futures contracts	53
Deferred capital gains tax liability	6
Unrealized depreciation on foreign currency exchange contracts	11
Total liabilities	2,524

Net Assets	$445,865

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed International Equity Fund 309

Russell Investment Company
Russell Tax-Managed International Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,877
Accumulated net realized gain (loss)	(38,383)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	1,287
Futures contracts	1,195
Foreign currency-related transactions	(2)
Shares of beneficial interest	490
Additional paid-in capital	479,401
Net Assets	$445,865

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.09
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$9.64
Class A — Net assets	$935,492
Class A — Shares outstanding ($.01 par value)	102,866
Net asset value per share: Class C(#)	$9.06
Class C — Net assets	$1,239,268
Class C — Shares outstanding ($.01 par value)	136,758
Net asset value per share: Class E(#)	$9.09
Class E — Net assets	$29,333,798
Class E — Shares outstanding ($.01 par value)	3,227,407
Net asset value per share: Class S(#)	$9.10
Class S — Net assets	$414,356,426
Class S — Shares outstanding ($.01 par value)	45,532,445
Amounts in thousands
(^) Foreign currency holdings - cost	$246
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$23,471
(a) Cash Collateral for Futures	$1,400
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

310 Russell Tax-Managed International Equity Fund

Russell Investment Company
Russell Tax-Managed International Equity Fund

Statement of Operations — For the Period Ended October 31, 2015(1)

Amounts in thousands
Investment Income
Dividends	$3,649
Less foreign taxes withheld	(316)
Total investment income	3,333

Expenses
Advisory fees	1,398
Administrative fees	78
Custodian fees	106
Distribution fees - Class A	1
Distribution fees - Class C	2
Transfer agent fees - Class A	—**
Transfer agent fees - Class C	1
Transfer agent fees - Class E	7
Transfer agent fees - Class S	321
Professional fees	67
Registration fees	42
Shareholder servicing fees - Class C	1
Shareholder servicing fees - Class E	9
Trustees’ fees	5
Printing fees	17
Offering fees	28
Miscellaneous	5
Expenses before reductions	2,088
Expense reductions	(283)
Net expenses	1,805
Net investment income (loss)	1,528

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(35,388)
Futures contracts	(2,962)
Foreign currency-related transactions	289
Net realized gain (loss)	(38,061)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	1,287
Futures contracts	1,195
Foreign currency-related transactions	(2)
Net change in unrealized appreciation (depreciation)	2,480
Net realized and unrealized gain (loss)	(35,581)
Net Increase (Decrease) in Net Assets from Operations	$(34,053)

**      Less than $500.
(1)     For the period June 2, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed International Equity Fund 311

Russell Investment Company
Russell Tax-Managed International Equity Fund

Statement of Changes in Net Assets

For the Periods Ended
Amounts in thousands	2015 (1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,528
Net realized gain (loss)	(38,061)
Net change in unrealized appreciation (depreciation)	2,480
Net increase (decrease) in net assets from operations	(34,053)

Share Transactions*
Net increase (decrease) in net assets from share transactions	479,918
Total Net Increase (Decrease) in Net Assets	445,865

Net Assets
Beginning of period	—
End of period	$445,865
Undistributed (overdistributed) net investment income included in net assets	$1,877

(1)     For the period June 2, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

312 Russell Tax-Managed International Equity Fund

Russell Investment Company
Russell Tax-Managed International Equity Fund

Statement of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the period ended October 31, 2015 were as follows:
	2015	(1)
	Shares		Dollars

Class A
Proceeds from shares sold	112		$1,072
Payments for shares redeemed	(9)		(91)
Net increase (decrease)	103		981
Class C
Proceeds from shares sold	137		1,297
Payments for shares redeemed	—		(3)
Net increase (decrease)	137		1,294
Class E
Proceeds from shares sold	3,274		28,813
Payments for shares redeemed	(47)		(408)
Net increase (decrease)	3,227		28,405
Class S
Proceeds from shares sold	49,357		484,264
Payments for shares redeemed	(3,825)		(35,026)
Net increase (decrease)	45,532		449,238
Total increase (decrease)	48,999		$479,918

(1)     For the period June 2, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed International Equity Fund 313

Russell Investment Company
Russell Tax-Managed International Equity Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout the Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Net Asset Value,
	Beginning of	Investment	and Unrealized	Investment	End of
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Period
Class A
October 31, 2015(7)	10.00	.03	(.94)	(.91)	9.09

Class C
October 31, 2015(7)	10.00	(.01)	(.93)	(.94)	9.06

Class E
October 31, 2015(7)	10.00	.02	(.93)	(.91)	9.09

Class S
October 31, 2015(7)	10.00	.04	(.94)	(.90)	9.10

See accompanying notes which are an integral part of the financial statements.

314 Russell Tax-Managed International Equity Fund

		%	%	%
	$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
%	Net Assets,	to Average	to Average	Investment Income	%
Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(9.10)	935	1.50	1.34	.66	79

(9.40)	1,239	2.25	2.09	(.16)	79

(9.10)	29,334	1.53	1.34	.59	79

(9.00)	414,357	1.24	1.09	.94	79

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed International Equity Fund 315

Russell Investment Company
Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Global Opportunistic Credit Fund - Class A‡			BofA Merrill Lynch Global High Yield Index (USD
	Total		Hedged)**
	Return			Total
1 Year	(6.98)%			Return
5 Years	3.00	%§	1 Year	(0.63)%
Inception*	3.12	%§	5 Years	6.51	%§
			Inception*	6.88	%§

Russell Global Opportunistic Credit Fund - Class C			Global Opportunistic Credit Blended Benchmark***
	Total			Total
	Return			Return
1 Year	(4.14)%		1 Year	(0.22)%
5 Years	3.01	%§	5 Years	5.90	%§
Inception*	3.12	%§	Inception*	6.24	%§

Russell Global Opportunistic Credit Fund - Class E
	Total
	Return
1 Year	(3.44)%
5 Years	3.78	%§
Inception*	3.90	%§

Russell Global Opportunistic Credit Fund - Class S
	Total
	Return
1 Year	(3.11)%
5 Years	4.06	%§
Inception*	4.17	%§

Russell Global Opportunistic Credit Fund - Class Y
	Total
	Return
1 Year	(3.04)%
5 Years	4.14	%§
Inception*	4.25	%§

316 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell Global Opportunistic Credit Fund (the “Fund”)	underperformed equivalent-duration U.S. Treasuries by 2.74%)
employs a multi-manager approach whereby portions of the	as growth disappointed, particularly in key markets China and
Fund are allocated to different money manager strategies. Fund	Brazil. Local currency EM bonds (those issued in the issuing
assets not allocated to money managers are managed by Russell	country’s own currency) saw much larger declines (the Barclays
Investment Management Company (“RIMCo”), the Fund’s	EM Local Currency Government Index returned -12.42%) as
advisor. RIMCo may change the allocation of the Fund’s assets	currencies were hit by both the slowdown in emerging market
among money managers at any time. An exemptive order from the	growth and the broader U.S. dollar rally that occurred during the
Securities and Exchange Commission (“SEC”) permits RIMCo	fiscal year.
to engage or terminate a money manager at any time, subject
to approval by the Fund’s Board, without a shareholder vote.	How did the investment strategies and techniques employed
Pursuant to the terms of the exemptive order, the Fund is required	by the Fund and its money managers affect its benchmark-
to notify its shareholders within 90 days of when a money manager	relative performance?
begins providing services. As of October 31, 2015, the Fund had	The Fund employs discretionary money managers. The Fund’s
five money managers.	discretionary money managers select the individual portfolio securities for the assets assigned to them. Fund assets not
What is the Fund’s investment objective?	allocated to discretionary money managers include the Fund’s
The Fund seeks to provide total return.	liquidity reserves and assets which may be managed directly

How did the Fund perform relative to its benchmark for the	by RIMCo to effect the Fund’s investment strategies and/or to
fiscal year ended October 31, 2015?	actively manage the Fund’s overall exposures by investing in securities or other instruments that RIMCo believes will achieve
For the fiscal year ended October 31, 2015, the Fund’s Class A,	the desired risk/return profile for the Fund.
Class C, Class E, Class S, and Class Y Shares lost 3.35%, 4.14%,
3.44%, 3.11%, and 3.04%, respectively. This is compared to the	The majority of the Fund’s money managers outperformed their
Fund’s benchmark, the BofA Merrill Lynch Global High Yield	sector benchmarks, while the Fund’s asset allocation detracted
Index Hedged (USD), which lost 0.63% during the same period.	relative to the Fund’s benchmark. The Fund’s asset allocation
The Fund’s performance includes operating expenses, whereas	detracted largely because of an ex-benchmark allocation to local
index returns are unmanaged and do not include expenses of any	currency emerging market debt and the associated currency
kind.	risk as the U.S. dollar appreciated strongly versus emerging market currencies. An overweight to the U.S. (and the associated
For the fiscal year ended October 31, 2015, Morningstar® Multi-	commodity price exposure) also detracted. An ex-benchmark
Sector Bond, a group of funds that Morningstar considers to have	allocation to U.S. bank loans added value.
investment strategies similar to those of the Fund, lost 0.93%.
This return serves as a peer comparison and is expressed net of	With respect to certain of the Fund’s money managers, DuPont
operating expenses.	Capital Management Corporation, the Fund’s hard currency
emerging market debt manager, was the best performing
RIMCo may assign a money manager a benchmark other that the	manager for the period, and strongly outperformed both its sector
Fund’s index. However, the Fund’s primary index remains the	benchmark and the Fund’s benchmark. Key contributors included
benchmark for the Fund.	an overweight to – and security selection within – Ukraine
How did the market conditions described in the Market	(most significantly) as a favorable financing deal was reached
Summary report affect the Fund’s performance?	with creditors, as well as an overweight to Greece amid an EU
The Fund’s performance suffered from underperformance among	debt agreement. Detractors included overweights to Mexico,
both developed market corporate high yield and emerging market	Indonesia and embattled Brazilian oil giant Petrobras. DDJ
bonds, the two primary sectors in which the Fund invests.	Capital Management, LLC, the Fund’s U.S. high yield corporate credit manager, was the worst performing manager for the period
High yield corporate credit was among the worst-performing	and underperformed the Fund’s benchmark, due primarily to
segments of the market (the Barclays Global High Yield Index	its U.S.-only focus (as the U.S. underperformed Europe) as well
returned 1.97% below equivalent-duration U.S. Treasuries), due	as an overweight to lower-quality corporate credit. However, an
in large part to the strong sell-off among U.S. energy companies	allocation to bank loans contributed positively.
as the price of oil fell sharply and stayed low, significantly raising
the likelihood of defaults across the sector.	During the period, the Fund’s money managers used currency
derivatives to manage benchmark-relative currency risk, which
Emerging market (EM) debt underperformed developed	performed as expected and generally contributed positively to markets (the Barclays EM Hard Currency Aggregate Index

Russell Global Opportunistic Credit Fund 317

Russell Investment Company
Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

the Fund’s benchmark-relative performance. The Fund’s money	Describe any changes to the Fund’s structure or the money
managers also used derivatives to gain or hedge credit or interest	manager line-up.
rate exposures, though the impact on Fund-level performance was	In February 2015, RIMCo terminated Stone Harbor Investment
marginal.	Partners L.P. and hired DuPont Capital Management Corporation
During the period, RIMCo utilized credit and interest rate	to manage the Fund’s hard currency emerging market debt
derivatives, such as futures, forwards and swaps, to seek to	mandate.
achieve the Fund benchmark’s duration and credit exposures
with respect to the portion of the Fund allocated to cash	Money Managers as of October 31,
reserves. This performed as intended by mitigating market-	2015	Styles
relative risk. Derivatives were also used in connection with the	DDJ Capital Management, LLC	Sector Specialist
	DuPont Capital Management Corporation	Sector Specialist
cash management process to manage Fund characteristics by	Lazard Asset Management, LLC	Sector Specialist
augmenting or reducing specific exposures associated with one	Oaktree Capital Management, L.P.	Sector Specialist
or more managers or strategies and gaining desired exposures	THL Credit Advisors LLC	Sector Specialist
beyond those generated by the manager strategies. Overall, these	The views expressed in this report reflect those of the portfolio
activities detracted slightly, in line with the benchmark’s negative	managers only through the end of the period covered by
returns.	the report. These views do not necessarily represent the
RIMCo also, at times, managed a basket of developed market	views of RIMCo, or any other person in RIMCo or any other
currency forwards to seek to hedge part of the Fund’s ex-	affiliated organization. These views are subject to change
benchmark emerging market currency exposure. This “proxy”	at any time based upon market conditions or other events,
hedge, while it was in place, had positive results and outweighed	and RIMCo disclaims any responsibility to update the views
detracting impacts from the use of currency forwards and swaps	contained herein. These views should not be relied on as
by the Fund’s local currency emerging markets debt money	investment advice and, because investment decisions for
managers to gain emerging currency exposure.	a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on September 30, 2010.

** The BofA Merrill Lynch Global High Yield Index (USD Hedged) is composed of below investment grade bonds of corporate issuers domiciled in countries having an investment foreign currency long-term debt rating.

*** The Global Opportunistic Credit Blended Benchmark is a composite index consisting of 60% BofA Merrill Lynch Global High Yield Index (USD Hedged) and
40% JP Morgan EMBI Global Diversified Index. The Global Opportunistic Credit Blended Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that is more representative of the investment strategies pursued by the Fund.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

318 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance
you understand your ongoing costs (in dollars) of investing in		Actual	(5% return
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	before expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$968.70	$1,019.41
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$5.71	$5.85

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.15%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	(5% return
= 8.6), then multiply the result by the number in the first column	Class C	Performance	before expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$964.40	$1,015.63
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$9.41	$9.65
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.90%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance
expenses you paid for the period. You may use this information		Actual	(5% return
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	before expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$967.70	$1,019.41
	Expenses Paid During Period*	$5.70	$5.85

* Expenses are equal to the Fund's annualized expense ratio of 1.15%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Global Opportunistic Credit Fund 319

Russell Investment Company
Russell Global Opportunistic Credit Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance
	Actual	(5% return
Class S	Performance	before expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$969.90	$1,020.67
Expenses Paid During Period*	$4.47	$4.58

* Expenses are equal to the Fund's annualized expense ratio of 0.90%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
Class Y	Performance	before expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$970.20	$1,021.07
Expenses Paid During Period*	$4.07	$4.18

* Expenses are equal to the Fund's annualized expense ratio of 0.82%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

320 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Long-Term Fixed Income Investments - 88.4%				4.250% due 04/30/24		4,000	4,108
Argentina - 1.0%				First Quantum Minerals, Ltd.
Argentina Bonar Bonds				7.250% due 05/15/22 (Þ)		2,405	1,754
Series X				HudBay Minerals, Inc.
7.000% due 04/17/17		2,250	2,235	9.500% due 10/01/20		1,415	1,235
Argentine Republic Government				Mood Media Corp. Term Loan
International Bond				7.000% due 05/01/19 (Ê)		1,729	1,681
Series dscEUR
7.820% due 12/31/33 (Ø)	EUR	4,679	5,184	Novelis, Inc.
				8.750% due 12/15/20		1,160	1,163
Series EURGDP
Zero coupon due 12/15/35 (Ê)(Ø)	EUR	60,000	6,492	Open Text Corp.
				5.625% due 01/15/23 (Þ)		1,955	1,975
Series L-GP
6.000% due 03/31/23 (Ø)		1,295	1,412	Parq Holdings, LP 1st Lien Term Loan
				8.500% due 12/17/20 (Ê)		701	687
YPF SA
8.750% due 04/04/24 (Þ)		2,000	2,027	Parq Holdings, LP Term Loan
				8.500% due 12/17/20 (Ê)		3,428	3,360
			17,350	Precision Drilling Corp.
Armenia - 0.1%				6.500% due 12/15/21		1,165	1,014
Republic of Armenia				Teine Energy, Ltd.
Series REGS				6.875% due 09/30/22 (Þ)		460	414
6.000% due 09/30/20		1,000	988	Valeant Pharmaceuticals International,
				Inc.
Azerbaijan - 0.1%				5.625% due 12/01/21 (Þ)		1,685	1,462
State Oil Co. of the Azerbaijan Republic				5.500% due 03/01/23 (Þ)		1,800	1,512
4.750% due 03/13/23		2,000	1,726	5.875% due 05/15/23 (Þ)		1,930	1,625

Belarus - 0.1%							34,984
Republic of Belarus				Cayman Islands - 0.4%
8.950% due 01/26/18		1,300	1,340	Cole Park CLO, Ltd.
				Series 2015-1A Class E
Belgium - 0.1%				6.424% due 10/20/28		414	372
Ontex Group NV				Country Garden Holdings Co., Ltd.
Series REGS				Series REGS
4.750% due 11/15/21	EUR	1,340	1,562	7.250% due 04/04/21		300	313
				Evergrande Real Estate Group, Ltd.
Brazil - 2.5%				12.000% due 02/17/20		500	546
Banco Nacional de Desenvolvimento				Series REGS
Economico e Social				8.750% due 10/30/18		4,500	4,551
5.750% due 09/26/23 (Þ)		6,200	5,487	Marfrig Overseas, Ltd.
Brazil Letras do Tesouro Nacional				Series REGS
Series LTN				9.500% due 05/04/20		1,800	1,800
15.850% due 01/01/17	BRL	38,340	8,416				7,582
16.430% due 01/01/19	BRL	124,100	20,183	Chile - 0.5%
16.380% due 07/01/19	BRL	10,840	1,639	Chile Government International Bond
Brazil Notas do Tesouro Nacional				5.500% due 08/05/20	CLP	600,000	900
Series NTNB				Series REGS
6.000% due 08/15/50	BRL	1,670	1,027	6.000% due 01/01/18	CLP	95,000	143
Series NTNF				Corp. Nacional del Cobre de Chile
10.000% due 01/01/23	BRL	8,000	1,657	4.500% due 08/13/23 (Þ)		2,000	2,037
10.000% due 01/01/25	BRL	10,070	2,002	4.875% due 11/04/44 (Þ)		4,000	3,560
Vale SA				Series REGS
5.625% due 09/11/42		4,800	3,431	3.750% due 11/04/20		1,500	1,528
			43,842	6.150% due 10/24/36		1,000	1,064
Canada - 2.0%							9,232
1011778 BC ULC / New Red Finance,				Colombia - 1.8%
Inc.				Colombia Government International
4.625% due 01/15/22 (Þ)		1,800	1,827	Bond
4.625% due 01/15/22 (Å)		250	254	7.750% due 04/14/21	COP	4,905,000	1,723
6.000% due 04/01/22 (Þ)		5,130	5,367	4.375% due 07/12/21		3,750	3,863
Bombardier, Inc.				4.000% due 02/26/24		3,500	3,435
6.000% due 10/15/22 (Þ)		1,790	1,378	9.850% due 06/28/27	COP	9,971,000	4,008
Burger King				10.375% due 01/28/33		514	735
3.750% due 12/12/21 (Ê)		1,703	1,706	7.375% due 09/18/37		3,000	3,480
Cascades, Inc.				5.000% due 06/15/45		2,500	2,219
5.750% due 07/15/23 (Þ)		2,565	2,462	Colombian TES
CNOOC Nexen Finance 2014 ULC

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 321

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Series B				Series REGS
7.000% due 09/11/19	COP	1,418,000	491	4.000% due 07/15/22	EUR	2,230	2,560
11.000% due 07/24/20	COP	2,937,000	1,168	Holding Medi-Partenaires SAS
10.000% due 07/24/24	COP	10,050,000	3,941	7.000% due 05/15/20 (Þ)	EUR	970	1,138
6.000% due 04/28/28	COP	14,740,000	4,206	Series REGS
Colombian Titulos de Tesoreria B Notes				7.000% due 05/15/20	EUR	1,910	2,241
Series B				HomeVi SAS
5.000% due 11/21/18	COP	6,725,000	2,221	Series REGS
Emgesa SA ESP				6.875% due 08/15/21	EUR	2,680	3,058
Series REGS				Kerneos Corporate SAS
8.750% due 01/25/21	COP	1,000,000	349	5.750% due 03/01/21 (Þ)	EUR	1,060	1,142
Empresas Publicas de Medellin ESP				Series REGS
Series REGS				5.750% due 03/01/21	EUR	1,505	1,622
8.375% due 02/01/21	COP	570,000	196	Novafives SAS
			32,035	Series REGS
Costa Rica - 0.3%				4.500% due 06/30/21	EUR	2,400	2,217
Costa Rica Government International				Novalis SAS
Bond				Series REGS
4.375% due 04/30/25 (Þ)		2,044	1,768	3.000% due 04/30/22	EUR	2,430	2,586
7.000% due 04/04/44 (Þ)		3,000	2,700	Numericable-SFR SAS
Series REGS				5.375% due 05/15/22 (Þ)	EUR	160	182
4.250% due 01/26/23		1,000	900	Series REGS
			5,368	5.375% due 05/15/22	EUR	1,800	2,049
Croatia - 0.8%				5.625% due 05/15/24	EUR	2,785	3,134
Croatia Government International Bond				Picard Groupe SAS
6.000% due 01/26/24 (Þ)		2,200	2,329	4.250% due 08/01/19 (Ê)(Þ)	EUR	1,650	1,821
Series REGS				Series REGS
6.625% due 07/14/20		1,200	1,304	4.250% due 08/01/19 (Ê)	EUR	205	226
6.000% due 01/26/24		9,500	10,058	Rexel SA
				5.250% due 06/15/20 (Þ)		3,195	3,324
			13,691
Dominican Republic - 0.6%				SPCM 6.000% SA due 01/15/22 (Þ)		200	201
Dominican Republic International Bond				2.875% due 06/15/23 (Þ)	EUR	1,350	1,416
7.450% due 04/30/44 (Þ)		2,000	2,110
6.850% due 01/27/45 (Þ)		4,000	3,990				30,993
Series REGS				Gabon - 0.0%
7.500% due 05/06/21		4,000	4,350	Gabon Government International Bond
				6.375% due 12/12/24 (Þ)		500	430
			10,450

Egypt - 0.5%				Germany - 1.0%
Egypt Government International Bond				Deutsche Raststaetten Gruppe IV GmbH
6.875% due 04/30/40 (Þ)		8,000	7,168	Series REGS
Series REGS				6.750% due 12/30/20	EUR	2,195	2,603
6.875% due 04/30/40		1,000	896	Techem Energy Metering Service GmbH
			8,064	& Co. KG
El Salvador - 0.4%				7.875% due 10/01/20 (Þ)	EUR	560	667
El Salvador Government International				Series REGS
Bond				7.875% due 10/01/20	EUR	2,120	2,525
6.375% due 01/18/27 (Þ)		1,500	1,339	Trionista TopCo GmbH
Series REGS				6.875% due 04/30/21 (Þ)	EUR	1,045	1,218
7.375% due 12/01/19		1,000	1,024	Series REGS
7.750% due 01/24/23		2,400	2,436	6.875% due 04/30/21	EUR	3,410	3,975
5.875% due 01/30/25		2,500	2,219	Unitymedia Hessen GmbH & Co. KG /
7.650% due 06/15/35		998	904	Unitymedia NRW GmbH
			7,922	5.750% due 01/15/23 (Þ)	EUR	720	845
Ethiopia - 0.0%				Series REGS
Federal Democratic Republic of Ethiopia				5.500% due 09/15/22	EUR	135	159
6.625% due 12/11/24 (Þ)		1,000	928	5.750% due 01/15/23	EUR	1,682	1,975
				5.625% due 04/15/23	EUR	540	634
France - 1.8%				4.000% due 01/15/25	EUR	1,350	1,484
CMA CGM SA				WEPA Hygieneprodukte GmbH
7.750% due 01/15/21 (Þ)	EUR	1,195	1,215	6.500% due 05/15/20 (Þ)	EUR	870	1,019
Crown European Holdings SA
4.000% due 07/15/22 (Þ)	EUR	750	861

See accompanying notes which are an integral part of the financial statements.

322 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Series REGS				Series FR68
6.500% due 05/15/20	EUR	290	340	8.375% due 03/15/34	IDR	42,375,000	2,886
			17,444	Series FR70
Ghana - 0.3%				8.375% due 03/15/24	IDR	126,280,000	8,987
Republic of Ghana				Series FR71
7.875% due 08/07/23 (Þ)		4,000	3,431	9.000% due 03/15/29	IDR	93,588,000	6,786
8.125% due 01/18/26 (Þ)		700	594	Pertamina Persero PT
10.750% due 10/14/30 (Þ)		1,250	1,324	Series REGS
				6.000% due 05/03/42		908	788

Greece - 0.3%			5,349	5.625% due 05/20/43		2,000	1,663
Hellenic Republic Government Bond				6.450% due 05/30/44		8,000	7,410
3.375% due 07/17/17 (Þ)	EUR	1,000	1,018	Perusahaan Listrik Negara PT
4.750% due 04/17/19 (Þ)	EUR	2,500	2,513	Series REGS
				5.250% due 10/24/42		5,350	4,400
Series PSI
3.650% due 02/24/20	EUR	2,800	2,096				45,117
			5,627	Iraq - 0.1%
Honduras - 0.2%				Republic of Iraq
Honduras Government International				Series REGS
Bond				5.800% due 01/15/28		3,000	2,198
Series REGS
7.500% due 03/15/24		500	529	Ireland - 1.3%
				AerCap Ireland Capital, Ltd. / AerCap
Republic of Honduras				Global Aviation Trust
Series REGS				4.250% due 07/01/20		1,660	1,699
8.750% due 12/16/20		2,342	2,614	4.625% due 10/30/20		2,100	2,176
			3,143	Series WI
Hong Kong - 0.0%				5.000% due 10/01/21		491	513
CITIC, Ltd.				Ardagh Packaging Finance PLC
7.875% due 04/15/49 (ƒ)		625	637	Series REGS
				9.250% due 10/15/20	EUR	1,490	1,720
Hungary - 1.8%				Ardagh Packaging Finance PLC /
Hungary Government Bond				Ardagh Holdings USA, Inc.
Series 18/B				4.250% due 01/15/22 (Þ)	EUR	1,560	1,733
4.000% due 04/25/18	HUF	452,450	1,688	Series REGS
Series 19/A				4.250% due 01/15/22	EUR	730	811
6.500% due 06/24/19	HUF	2,665,710	10,805	Grifols Worldwide Operations, Ltd.
Series 20/A				Series WI
7.500% due 11/12/20	HUF	30	—	5.250% due 04/01/22		5,165	5,346
Series 22/A				Smurfit Kappa Acquisitions
7.000% due 06/24/22	HUF	355,000	1,542	3.250% due 06/01/21 (Þ)	EUR	1,700	1,962
Series 25/B				Series REGS
5.500% due 06/24/25	HUF	422,170	1,748	3.250% due 06/01/21	EUR	330	381
Hungary Government International Bond				Vimpel Communications Via VIP
5.750% due 11/22/23		2,500	2,816	Finance Ireland, Ltd. OJSC
5.375% due 03/25/24		650	718	Series REGS
7.625% due 03/29/41		8,500	11,591	7.748% due 02/02/21		2,600	2,764
			30,908	Vnesheconombank Via VEB Finance
Indonesia - 2.6%				PLC
Indonesia Government International				Series REGS
Bond				6.902% due 07/09/20		1,500	1,530
Series REGS				6.025% due 07/05/22		2,500	2,414
8.500% due 10/12/35		3,000	3,934				23,049
7.750% due 01/17/38		3,000	3,704	Israel - 0.4%
Indonesia Treasury Bond				Israel Electric Corp., Ltd.
Series FR56				6.875% due 06/21/23 (Þ)		3,500	4,029
8.375% due 09/15/26	IDR	18,300,000	1,283	Series 6
Series FR58				5.000% due 11/12/24 (Þ)		3,000	3,114
8.250% due 06/15/32	IDR	7,539,000	503				7,143
Series FR59				Italy - 0.6%
7.000% due 05/15/27	IDR	25,035,000	1,563	Enel SpA
Series FR61				6.500% due 01/10/74	EUR	2,725	3,240
7.000% due 05/15/22	IDR	13,144,000	871	Finmeccanica SpA
Series FR65				8.000% due 12/16/19	GBP	845	1,505
6.625% due 05/15/33	IDR	6,000,000	339	Telecom Italia SpA

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 323

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
3.250% due 01/16/23	EUR	4,700	5,369	7.000% due 05/15/19 (Þ)		4,190	4,221
			10,114	ConvaTec Finance International SA
Ivory Coast - 0.1%				8.250% due 01/15/19 (Þ)		6,425	6,409
Ivory Coast Government International				Delta 2 Lux Sarl Covenant-Lite Lien
Bond				Term Loan B
Series REGS				7.750% due 07/29/22 (Ê)		3,495	3,327
5.750% due 12/31/32		1,500	1,335	Delta 2 Lux Sarl Covenant-Lite Term
				Loan B3
Jersey - 0.3%				4.750% due 07/30/21 (Ê)		1,250	1,224
AA Bond Co., Ltd.				Dufry Finance SCA
5.500% due 07/31/22 (Þ)	GBP	1,795	2,636	4.500% due 07/15/22 (Þ)	EUR	1,350	1,566
CPUK Finance, Ltd.				4.500% due 08/01/23 (Þ)	EUR	870	1,002
7.000% due 08/28/20 (Þ)	GBP	1,710	2,672	Series REGS
			5,308	4.500% due 07/15/22	EUR	230	267
Kazakhstan - 0.9%				Elior Finance & Co. SCA
KazMunayGas National Co. JSC				6.500% due 05/01/20 (Þ)	EUR	546	640
9.125% due 07/02/18 (Þ)		2,000	2,206	Series REGS
6.375% due 04/09/21 (Þ)		4,000	4,041	6.500% due 05/01/20	EUR	650	762
6.000% due 11/07/44 (Þ)		3,000	2,345	Gategroup Finance Luxembourg SA
Series REGS				6.750% due 03/01/19 (Þ)	EUR	807	933
7.000% due 05/05/20		4,045	4,205	Series REGS
5.750% due 04/30/43		2,000	1,540	6.750% due 03/01/19	EUR	850	982
6.000% due 11/07/44		1,000	782	Gazprom OAO Via Gaz Capital SA
				9.250% due 04/23/19 (Þ)		1,000	1,124
			15,119	4.300% due 11/12/20 (Þ)		1,000	1,000
Kenya - 0.2%				Series REGS
Kenya Government International Bond				9.250% due 04/23/19		3,250	3,652
5.875% due 06/24/19 (Þ)		2,000	1,936	6.510% due 03/07/22		2,000	2,080
Series REGS				8.625% due 04/28/34		2,000	2,278
6.875% due 06/24/24		1,000	927	GCS Holdco Finance I SA
			2,863	Series REGS
Lebanon - 0.2%				6.500% due 11/15/18	EUR	1,200	1,363
Lebanon Government International Bond				Gestamp Funding Luxembourg SA
Series REGS				5.875% due 05/31/20 (Þ)	EUR	400	458
8.250% due 04/12/21		3,000	3,301	Series REGS
				5.875% due 05/31/20	EUR	1,795	2,055
Lithuania - 0.3%				Intelsat Jackson Holdings SA
Lithuania Government International				7.250% due 10/15/20		255	233
Bond				7.500% due 04/01/21		2,345	2,116
Series REGS				Mallinckrodt International Finance SA /
6.625% due 02/01/22		3,700	4,495	Mallinckrodt CB LLC
Luxembourg - 4.6%				5.750% due 08/01/22 (Þ)		1,995	1,896
				5.625% due 10/15/23 (Å)		82	77
Altice Financing SA				Mallinckrodt International Finance SA
6.625% due 02/15/23 (Þ)		1,465	1,469	Covenant-Lite Term Loan B
Series REGS				3.250% due 03/19/21		983	932
5.250% due 02/15/23 (Þ)	EUR	970	1,077	Matterhorn Telecom SA
5.250% due 02/15/23	EUR	500	555	3.625% due 05/01/22 (Þ)	CHF	240	215
Altice Luxembourg SA				3.875% due 05/01/22 (Þ)	EUR	1,215	1,224
7.250% due 05/15/22 (Þ)	EUR	1,550	1,653	Series REGS
7.625% due 02/15/25 (Þ)		575	529	3.875% due 05/01/22	EUR	1,050	1,058
Series REGS				SIG Combibloc Holdings SCA
7.250% due 05/15/22	EUR	730	779	7.750% due 02/15/23 (Þ)	EUR	1,845	2,141
ArcelorMittal				SkillSoft Corp. Covenant-Lite 2nd Lien
6.250% due 03/01/21		7,795	7,361	Term Loan
Auris Luxembourg II SA				9.250% due 04/28/22 (Ê)		3,590	2,711
8.000% due 01/15/23 (Þ)	EUR	710	848	SkillsSoft Corp. Covenant-Lite Term
Series REGS				Loan
8.000% due 01/15/23	EUR	1,515	1,809	5.750% due 04/28/21 (Ê)		1,234	1,043
BMBG Bond Finance SCA				Stena International SA Covenant-Lite
4.951% due 10/15/20 (Ê)(Þ)	EUR	1,325	1,460	Term Loan B
Series REGS				4.000% due 03/03/21 (Ê)		1,478	1,248
4.951% due 10/15/20 (Ê)	EUR	455	501	Telenet Finance III Luxembourg SCA
Capsugel SA

See accompanying notes which are an integral part of the financial statements.

324 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Series REGS				Mongolia - 0.2%
6.625% due 02/15/21	EUR	350	402	Mongolia Government International
Telenet Finance V Luxembourg SCA				Bond
6.750% due 08/15/24 (Þ)	EUR	600	724	5.125% due 12/05/22 (Þ)		300	250
Series REGS				Series REGS
6.250% due 08/15/22	EUR	520	615	5.125% due 12/05/22		4,405	3,672
6.750% due 08/15/24	EUR	1,880	2,269				3,922
Travelport Finance Sarl Term Loan B				Morocco - 0.1%
5.750% due 09/02/21		1,489	1,475	Morocco Government International Bond
Wind Acquisition Finance SA				4.250% due 12/11/22 (Þ)		1,000	1,007
7.000% due 04/23/21 (Þ)	EUR	2,500	2,839	5.500% due 12/11/42 (Þ)		1,250	1,253
Series REGS							2,260
7.000% due 04/23/21	EUR	3,150	3,577	Netherlands - 2.4%
Xefin Lux SCA				AP NMT Acquisition BV 1st Lien Term
Series REGS				Loan
3.750% due 06/01/19 (Ê)	EUR	195	214	6.750% due 08/13/21 (Ê)		990	942
			80,393	Carlson Wagonlit BV
Malaysia - 1.6%				Series REGS
1MDB Global Investments, Ltd.				7.500% due 06/15/19	EUR	1,765	2,036
Series REGS				Darling Global Finance BV
4.400% due 03/09/23		7,500	5,730	4.750% due 05/30/22 (Þ)	EUR	2,310	2,371
Malaysia Government Bond				EMATUM Via Mozambique EMATUM
Series 0111				Finance 2020 BV
4.160% due 07/15/21	MYR	15,810	3,710	Series REGS
Series 0114				6.305% due 09/11/20		1,092	970
4.181% due 07/15/24	MYR	10,400	2,423	Grupo Antolin Dutch BV
Series 0115				4.750% due 04/01/21 (Þ)	EUR	475	535
3.955% due 09/15/25	MYR	4,530	1,039	5.125% due 06/30/22 (Þ)	EUR	465	523
Series 0310				Series REGS
4.498% due 04/15/30	MYR	6,255	1,473	4.750% due 04/01/21	EUR	1,830	2,060
Series 0314				InterXion Holding NV
4.048% due 09/30/21	MYR	17,000	3,954	Series REGS
Series 0414				6.000% due 07/15/20	EUR	2,490	2,904
3.654% due 10/31/19	MYR	37,830	8,779	LGE HoldCo VI BV
Series 0902				Series REGS
4.378% due 11/29/19	MYR	2,490	594	7.125% due 05/15/24	EUR	100	119
				Lukoil International Finance BV
			27,702	3.416% due 04/24/18 (Þ)		500	487
Mexico - 3.3%				Series REGS
America Movil SAB de CV				6.125% due 11/09/20		1,000	1,033
6.000% due 06/09/19	MXN	5,210	317	Majapahit Holding BV
Mexican Bonos				Series REGS
Series M 10				7.875% due 06/29/37		1,500	1,682
8.500% due 12/13/18	MXN	35,000	2,350	Marfrig Holdings Europe BV
Series M 20				Series REGS
10.000% due 12/05/24	MXN	113,979	8,833	6.875% due 06/24/19		2,000	1,825
Series M 30				OI European Group BV
10.000% due 11/20/36	MXN	84,665	7,063	Series REGS
Series M				4.875% due 03/31/21	EUR	3,065	3,623
5.000% due 12/11/19	MXN	226,748	13,687	Petrobras Global Finance BV
7.750% due 05/29/31	MXN	28,535	1,942	4.375% due 05/20/23		2,900	2,113
7.750% due 11/13/42	MXN	39,590	2,690	6.250% due 03/17/24		1,400	1,121
Mexican Udibonos				6.875% due 01/20/40		2,728	1,964
Series S				6.850% due 06/05/15		1,900	1,304
4.000% due 11/15/40	MXN	5,329	343	Playa Resorts Holding BV 1st Lien Term
Mexico Government International Bond				Loan B
4.750% due 03/08/44		1,000	950	4.000% due 08/09/19 (Ê)		738	727
5.550% due 01/21/45		6,000	6,360	PortAventura Entertainment Barcelona
5.750% due 10/12/10		9,000	8,798	BV
Petroleos Mexicanos				5.592% due 12/01/19 (Ê)(Þ)	EUR	370	408
6.625% due 06/15/38		4,000	3,855	7.250% due 12/01/20 (Þ)	EUR	330	375
Series 14-2				Series REGS
7.470% due 11/12/26	MXN	5,975	332	7.250% due 12/01/20	EUR	2,060	2,344
			57,520

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 325

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Republic of Angola Via Northern Lights				Series 0922
III BV				5.750% due 09/23/22	PLN	26,345	8,246
Series REGS				Series 1019
7.000% due 08/16/19		750	729	5.500% due 10/25/19	PLN	8,505	2,501
Schaeffler Holding Finance BV				Series 1020
6.875% due 08/15/18 (Þ)	EUR	1,370	1,563	5.250% due 10/25/20	PLN	7,660	2,276
5.750% due 11/15/21 (Þ)	EUR	1,300	1,538	Poland Government International Bond
Series REGS				3.000% due 03/17/23		2,000	2,021
6.875% due 08/15/18	EUR	150	171	4.000% due 01/22/24		5,650	6,017
5.750% due 11/15/21	EUR	2,450	2,898				26,950
UPC Holding BV				Romania - 0.6%
Series REGS				Romania Government Bond
6.750% due 03/15/23	EUR	1,285	1,548	Series 05YR
VimpelCom Holdings BV				5.900% due 07/26/17	RON	11,660	3,116
7.504% due 03/01/22 (Þ)		299	315	Series 10YR
Ziggo Bond Finance BV				5.950% due 06/11/21	RON	12,240	3,541
4.625% due 01/15/25 (Þ)	EUR	1,580	1,625	Series 10Y
Series REGS				4.750% due 02/24/25	RON	1,790	490
4.625% due 01/15/25	EUR	705	725	Romania Government International Bond
			42,578	Series REGS
Nigeria - 0.1%				6.750% due 02/07/22		3,000	3,576
Nigeria Government International Bond							10,723
Series REGS				Russia - 0.9%
6.750% due 01/28/21		1,000	985	Russian Federal Bond - OFZ
				Series 6208
Pakistan - 0.7%				7.500% due 02/27/19	RUB	276,200	4,032
Pakistan Government International Bond				Series 6211
8.250% due 04/15/24 (Þ)		6,500	6,927	7.000% due 01/25/23	RUB	294,140	3,936
Series REGS				Series 6212
7.875% due 03/31/36		6,000	5,679	7.050% due 01/19/28	RUB	216,550	2,730
			12,606	Series 6215
Panama - 0.6%				7.000% due 08/16/23	RUB	98,000	1,302
Panama Government International Bond				Russian Federal Inflation Linked Bond
7.125% due 01/29/26		1,500	1,901	Series 2001
9.375% due 04/01/29		4,500	6,621	2.500% due 08/16/23	RUB	51,790	791
6.700% due 01/26/36		1,500	1,856	Russian Federation International Bond
			10,378	Series REGS
Paraguay - 0.3%				4.875% due 09/16/23		2,000	2,067
Republic of Paraguay				7.500% due 03/31/30		893	1,062
4.625% due 01/25/23 (Þ)		624	630				15,920
6.100% due 08/11/44 (Þ)		4,551	4,619	Serbia - 0.4%
			5,249	Republic of Serbia
Peru - 0.5%				Series REGS
Peruvian Government International Bond				5.875% due 12/03/18		1,400	1,486
8.750% due 11/21/33		3,000	4,380	7.250% due 09/28/21		5,000	5,714
Series REGS							7,200
6.950% due 08/12/31	PEN	4,580	1,343	Slovenia - 0.3%
6.900% due 08/12/37	PEN	9,610	2,742	Slovenia Government International Bond
			8,465	5.250% due 02/18/24 (Þ)		3,500	3,920
Philippines - 0.5%				Series REGS
Philippine Government International				5.850% due 05/10/23		500	578
Bond							4,498
4.950% due 01/15/21	PHP	42,000	933	South Africa - 2.3%
9.500% due 02/02/30		4,000	6,447	Eskom Holdings SOC, Ltd.
6.250% due 01/14/36	PHP	30,000	712	Series REGS
			8,092	5.750% due 01/26/21		5,800	5,387
Poland - 1.5%				6.750% due 08/06/23		1,000	928
Poland Government Bond				South Africa Government Bond
Series 0718				Series 2032
2.500% due 07/25/18	PLN	5,530	1,459	8.250% due 03/31/32	ZAR	136,320	9,378
Series 0725				Series R186
3.250% due 07/25/25	PLN	16,300	4,430	10.500% due 12/21/26	ZAR	139,790	11,661

See accompanying notes which are an integral part of the financial statements.

326 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Series R203				Series REGS
8.250% due 09/15/17	ZAR	4,620	341	10.375% due 03/28/18		222	113
Series R207				7.875% due 04/04/18		500	235
7.250% due 01/15/20	ZAR	90,911	6,465	Ephios Bondco PLC
Series R208				6.250% due 07/01/22 (Å)	EUR	1,050	1,207
6.750% due 03/31/21	ZAR	8,510	585	Ephios Holdco II PLC
South Africa Government International				8.250% due 07/01/23 (Þ)	EUR	460	515
Bond				Hyperion Insurance Group, Ltd. Term
5.875% due 09/16/25		5,000	5,434	Loan B
Transnet SOC, Ltd.				5.500% due 03/26/22		746	746
9.500% due 05/13/21 (Þ)	ZAR	7,700	531	Iceland Bondco PLC
			40,710	Series REGS
Sri Lanka - 0.5%				6.250% due 07/15/21	GBP	1,255	1,751
Sri Lanka Government International				Iglo Foods BondCo PLC
Bond				Series REGS
Series REGS				4.462% due 06/15/20 (Ê)	EUR	1,450	1,595
5.875% due 07/25/22		9,600	9,240	Ineos Finance PLC
				4.000% due 05/01/23 (Þ)	EUR	3,130	3,304
Thailand - 0.8%				Iron Mountain Europe PLC
PTT Exploration & Production PCL				6.125% due 09/15/22 (Þ)	GBP	1,015	1,589
4.875% due 12/29/49 (ƒ)(Þ)		1,000	987	Series REGS
Thailand Government Bond				6.125% due 09/15/22	GBP	1,400	2,192
3.875% due 06/13/19	THB	20	1	Merlin Entertainments PLC
3.650% due 12/17/21	THB	265,140	7,955	2.750% due 03/15/22 (Þ)	EUR	680	724
3.850% due 12/12/25	THB	137,120	4,261	Series REGS
3.580% due 12/17/27	THB	26,600	804	2.750% due 03/15/22	EUR	1,780	1,895
			14,008	Moto Finance PLC
Turkey - 2.6%				6.375% due 09/01/20 (Þ)	GBP	1,350	2,123
Export Credit Bank of Turkey				Series REGS
5.875% due 04/24/19 (Þ)		9,000	9,424	6.375% due 09/01/20	GBP	310	487
Turkey Government Bond				Oschadbank Via SSB #1 PLC
9.400% due 07/08/20	TRY	10,190	3,443	9.375% due 03/10/23 (Þ)		6,593	5,848
7.100% due 03/08/23	TRY	23,950	7,131	9.625% due 03/20/25 (Þ)		2,400	2,088
8.000% due 03/12/25	TRY	15,580	4,836	Paragon Offshore PLC
Turkey Government International Bond				6.750% due 07/15/22 (Þ)		3,255	496
10.400% due 03/27/19	TRY	22,170	7,719	Pendragon PLC
7.500% due 11/07/19		1,000	1,145	6.875% due 05/01/20	GBP	2,640	4,244
7.000% due 06/05/20		4,000	4,532	Premier Foods Finance PLC
7.375% due 02/05/25		1,200	1,435	Series REGS
6.750% due 05/30/40		1,000	1,140	6.500% due 03/15/21	GBP	950	1,361
6.625% due 02/17/45		4,000	4,600	Priory Group No. 3 PLC
				Series REGS
			45,405	7.000% due 02/15/18	GBP	490	777
Ukraine - 1.1%				R&R Ice Cream PLC
Financing of Infrastrucural Projects State				Series REGS
Enterprise				5.500% due 05/15/20	GBP	1,050	1,661
Series REGS				R&R Pik PLC
9.000% due 12/07/17		3,000	2,340	9.250% due 05/15/18 (Þ)	EUR	1,125	1,249
Ukraine Government International Bond				Series REGS
6.580% due 11/21/16 (Þ)		8,000	6,240	9.250% due 05/15/18	EUR	735	816
Series REGS				TA MFG., Ltd.
6.580% due 11/21/16		7,500	5,850	3.625% due 04/15/23 (Þ)	EUR	1,665	1,742
9.250% due 07/24/17		6,750	5,282	Tullow Oil PLC
7.800% due 11/28/22		550	429	6.000% due 11/01/20 (Þ)		1,600	1,215
			20,141	Ukreximbank Via Biz Finance PLC
United Kingdom - 3.6%				9.625% due 04/27/22 (Þ)		1,250	1,134
Arqiva Broadcast Finance PLC				7.509% due 02/09/23 (Ê)(Þ)		6,067	4,460
9.500% due 03/31/20 (Þ)	GBP	1,270	2,127	9.750% due 01/22/25 (Þ)		2,369	2,110
Series REGS				Virgin Media Finance PLC
9.500% due 03/31/20	GBP	925	1,549	4.875% due 02/15/22		1,000	912
Boparan Finance PLC				7.000% due 04/15/23 (Þ)	GBP	1,200	1,934
Series REGS				Series REGS
5.500% due 07/15/21	GBP	815	1,143	7.000% due 04/15/23	GBP	1,740	2,804
DTEK Finance PLC

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 327

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
	or Shares		$		or Shares	$
Virgin Media Investment Holdings, Ltd.				Ancestry.com Inc. Term Loan B
Term Loan F				5.000% due 08/17/22	1,100	1,097
3.500% due 06/30/23 (Ê)		842	837	Ancestry.com, Inc.
Virgin Media Secured Finance PLC				11.000% due 12/15/20	3,600	3,933
Series REGS				AP Gaming I LLC 1st Lien Term Loan B
6.000% due 04/15/21	GBP	252	410	9.250% due 12/20/20 (Ê)	497	485
Vougeot Bidco PLC				Apex Tool Group LLC
7.875% due 07/15/20 (Þ)	GBP	160	261	7.000% due 02/01/21 (Þ)	2,855	2,298
Series REGS				Arctic Glacier USA, Inc. Covenant-Lite
7.875% due 07/15/20	GBP	2,050	3,350	Term Loan
			63,004	6.000% due 05/13/19 (Ê)	482	456
United States - 33.4%				AssuredPartners Capital, Inc. 1st Lien
99 Cents Only Stores LLC				Term Loan
11.000% due 12/15/19		1,550	806	5.750% due 10/06/22	929	928
99 Cents Only Stores LLC Covenant-Lite				Asurion LLC Covenant-Lite 2nd Lien
Term Loan B2				Term Loan
1.000% due 01/13/19 (Ê)(v)		350	278	8.500% due 03/03/21 (Ê)	500	449
ABG Intermediate Holdings 2, LLC 1st				Asurion LLC Covenant-Lite Term Loan
Lien Term Loan				B1
5.500% due 05/27/21 (Ê)		1,313	1,303	5.000% due 05/24/19 (Ê)	730	695
ABG Intermediate Holdings 2, LLC 2nd				Asurion LLC Covenant-Lite Term Loan
Lien Term Loan				B2
9.500% due 05/27/22 (Ê)		500	502	4.250% due 07/08/20 (Ê)	982	913
				Asurion LLC Covenant-Lite Term Loan
Ability Network, Inc. 1st Lien Term Loan				B4
6.000% due 05/14/21 (Ê)		2,750	2,738	5.000% due 08/04/22 (Ê)	499	471
ACCO Brands Corp.
6.750% due 04/30/20		2,790	2,971	Avaya, Inc. Term Loan
				6.250% due 05/29/20 (Ê)	994	761
ADT Corp. (The)				Axalta Coating Systems US Holdings,
6.250% due 10/15/21		1,835	1,982	Inc. / Axalta Coating Systems Dutch
AECOM				Holding B
5.750% due 10/15/22 (Þ)		2,110	2,194	5.750% due 02/01/21 (Þ)	730	835
AF Borrower LLC 2nd Lien Term Loan				Series REGS
10.000% due 12/02/22		4,270	4,190	5.750% due 02/01/21	3,730	4,266
Affinion Group, Inc. Term Loan B				Belden, Inc.
6.750% due 04/30/18 (Ê)		961	921	5.500% due 04/15/23 (Þ)	105	116
Albertson's Holdings LLC Covenant-Lite
				Series REGS
Term Loan B4				5.500% due 04/15/23	1,475	1,624
5.500% due 08/25/21 (Ê)		1,489	1,488
				Berry Plastics Corp.
Ally Financial, Inc.				6.000% due 10/15/22 (Å)	82	86
4.125% due 02/13/22		355	359
4.625% due 05/19/22		2,400	2,496	Bill Barrett Corp.
				7.625% due 10/01/19	1,340	1,028
Alphabet Holding Co., Inc.				BioScrip, Inc. Covenant-Lite 1st Lien
7.750% due 11/01/17		2,695	2,648	Term Loan B
Alvogen Pharmaceutical US, Inc. Term				6.500% due 07/31/20 (Ê)	2,419	2,201
Loan
6.000% due 04/02/22 (Ê)		484	475	BioScrip, Inc. Covenant-Lite Term Loan
				6.500% due 07/31/20 (Ê)	1,451	1,320
American Airlines, Inc. Term Loan
3.250% due 05/21/20 (Ê)		987	978	Blue Coat Holdings, Inc.
American Builders & Contractors Supply				8.375% due 06/01/23 (Å)	250	259
Co., Inc.				BlueLine Rental Finance Corp.
5.625% due 04/15/21 (Þ)		2,525	2,594	7.000% due 02/01/19 (Þ)	505	509
American Pacific Corp. 1st Lien Term				BMC Software Finance, Inc. Term Loan
Loan B				5.000% due 09/10/20 (Ê)	948	852
7.000% due 02/27/19 (Ê)		985	975	Brazil Loan Trust 1
American Tire Distributors, Inc.				5.477% due 07/24/23 (Þ)	2,068	1,836
10.250% due 03/01/22 (Þ)		3,130	3,161	BreitBurn Energy Partners, LP /
AmeriGas Finance LLC / AmeriGas				BreitBurn Finance Corp.
Finance Corp.				8.625% due 10/15/20	540	240
6.750% due 05/20/20		560	580	7.875% due 04/15/22	4,200	1,575
7.000% due 05/20/22		2,315	2,442	Brickman Group, Ltd. LLC Term Loan
Amsurg Corp.				4.000% due 12/18/20 (Ê)	1,985	1,936
Series WI				Building Materials Corp. of America
5.625% due 07/15/22		1,435	1,410	6.000% due 10/15/25 (Å)	163	173
Ancestry.com Holdings LLC				BWAY Holding Co. Covenant-Lite Term
9.625% due 10/15/18 (Þ)		6,350	6,413	Loan B

See accompanying notes which are an integral part of the financial statements.

328 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.500% due 08/14/20 (Ê)	487	488	Cincinnati Bell, Inc. 1st Lien Term
Caesars Entertainment Corp. 1st Lien			Loan B
Term Loan B			4.000% due 09/10/20 (Ê)	1,237	1,222
7.000% due 10/11/20 (Ê)	1,967	1,859	CITGO Petroleum Corp.
Caesars Entertainment Operating Co.,			6.250% due 08/15/22 (Þ)	2,015	1,975
Inc.			Clear Channel Worldwide Holdings, Inc.
11.250% due 06/01/17 (Ø)	7,485	5,932	6.500% due 11/15/22	5,070	5,222
California Resources Corp.			Series A
Series WI			7.625% due 03/15/20	3,690	3,745
5.500% due 09/15/21	2,285	1,571	Cleaver-Brooks, Inc.
Calpine Corp.			8.750% due 12/15/19 (Þ)	1,470	1,415
5.500% due 02/01/24	1,895	1,800	Cliffs Natural Resources, Inc.
Camping World, Inc. Covenant-Lite 1st			8.250% due 03/31/20 (Þ)	1,740	1,557
Lien Term Loan B			Commercial Barge Line Co. 2nd Lien
5.250% due 02/20/20 (Ê)	1,411	1,404	Term Loan
Carlson Travel Holdings, Inc.			10.750% due 03/22/20 (Ê)	1,000	1,015
7.500% due 08/15/19 (Þ)	3,145	3,161	CommScope Holding Co., Inc.
Carrizo Oil & Gas, Inc.			6.625% due 06/01/20 (Þ)	2,015	2,096
6.250% due 04/15/23	585	556	CommScope, Inc.
Cast & Crew Payroll, LLC 2nd Lien Term			5.000% due 06/15/21 (Þ)	1,410	1,419
Loan			Communications Sales & Leasing, Inc.
8.750% due 07/23/23	250	247	Covenant-Lite Term Loan B
CCO Holdings LLC / CCO Holdings			5.000% due 10/16/22 (Ê)	1,496	1,410
Capital Corp.			Compuware Corp. Term Loan B2
5.125% due 05/01/23 (Þ)	1,885	1,890	6.250% due 12/15/21 (Ê)	1,000	947
Celanese US Holdings LLC			Concentra, Inc. 2nd Lien Term Loan
3.250% due 10/15/19	2,070	2,363	9.000% due 06/01/23 (Ê)	1,220	1,214
Cemex Finance LLC			Connolly Corp. Covenant-Lite 2nd Lien
9.375% due 10/12/22 (Þ)	1,000	1,088	Term Loan
Cengage Learning Acquisitions, Inc.			8.000% due 05/14/22 (Ê)	5,970	5,918
Covenant-Lite 1st Lien Term Loan			Constellis Holdings LLC / Constellis
7.000% due 03/31/20 (Ê)	962	955	Finance Corp.
Central Garden & Pet Co.			9.750% due 05/15/20 (Å)	500	452
8.250% due 03/01/18	1,289	1,313	Continental Building Products Operating
Century Aluminum Co.			Co. LLC 1st Lien Term Loan
7.500% due 06/01/21 (Þ)	10,395	8,784	4.000% due 08/28/20 (Ê)	1,744	1,737
CenturyLink, Inc.			ConvergeOne Holdings Corp. Covenant-
Series WI			Lite 1st Lien Term Loan
5.625% due 04/01/25	1,275	1,144	6.000% due 06/17/20 (Ê)	247	244
Cequel Communications Holdings I LLC			CPI Buyer LLC Covenant-Lite 2nd Lien
/ Cequel Capital Corp.			Term Loan
5.125% due 12/15/21 (Þ)	2,450	2,354	8.500% due 08/18/22 (Å)(Ê)	3,150	3,111
Charming Charlie, Inc. Term Loan B			CPI Card Group, Inc. Covenant-Lite
9.000% due 12/24/19 (Ê)	184	169	Term Loan B
Checkout Holding Corp. Covenant-Lite			6.750% due 08/17/22 (Ê)	185	185
1st Lien Term Loan B			CPM Holdings, Inc. 2nd Lien Term Loan
4.500% due 04/09/21 (Ê)	1,975	1,708	10.250% due 02/12/22 (Å)	3,980	3,980
Checkout Holding Corp. Covenant-Lite			Creative Artists Agency LLC Covenant-
2nd Lien Term Loan			Lite Term Loan B
7.750% due 04/09/22 (Ê)	750	486	5.500% due 12/12/21 (Ê)	1,241	1,241
Chelsea Petroleum Products Term Loan			Crowne Group LLC 1st Lien Term Loan
B			6.000% due 09/29/20	495	491
1.000% due 07/07/22(v)	1,000	991	CSC Holdings LLC
Chemours Co. (The)			6.750% due 11/15/21	1,000	970
6.125% due 05/15/23 (Þ)	2,380	1,975	5.250% due 06/01/24	1,150	1,011
Chrysler Group LLC 1st Lien Term			CSC Holdings LLC Term Loan
Loan B			5.000% due 09/21/22	500	501
3.250% due 12/31/18 (Ê)	1,482	1,477	DBP Holding Corp.
CHS/Community Health Systems, Inc.			7.750% due 10/15/20 (Þ)	3,320	2,208
6.875% due 02/01/22	2,905	2,927	Dell International LLC Term Loan B2
CHS/Community Health Systems, Inc.			4.000% due 04/29/20 (Ê)	745	745
1st Lien Term Loan F			Denbury Resources, Inc.
3.575% due 12/31/18 (Ê)	995	990	6.375% due 08/15/21	1,130	825
CHS/Community Health Systems, Inc.
1st Lien Term Loan G			5.500% due 05/01/22	965	675
3.750% due 12/31/19 (Ê)	783	780	DISH DBS Corp.

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 329

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.875% due 07/15/22	1,410	1,382	7.625% due 04/15/24	1,340	1,199
Dollar Tree, Inc. 1st Lien Term Loan B1			FULLBEAUTY Brands, Inc. 1st Lien
3.500% due 03/09/22 (Ê)	751	752	Term Loan
Dynegy, Inc.			5.750% due 09/22/22	500	474
5.875% due 06/01/23	310	290	FULLBEAUTY Brands, Inc. 2nd Lien
Series WI			Term Loan
6.750% due 11/01/19	1,685	1,681	1.000% due 09/22/23	500	435
Educational Management LLC Term			GENEX Holdings, Inc. 1st Lien Term
Loan B			Loan
8.500% due 07/02/20	279	29	5.250% due 05/30/21 (Ê)	486	482
			GENEX Holdings, Inc. 2nd Lien Term
Emerald 3, Ltd. 2nd Lien Term Loan			Loan
8.000% due 05/09/22	800	790
Emerald Performance Materials LLC			8.750% due 05/30/22 (Ê)	250	239
			Getty Images, Inc. Covenant-Lite Term
Covenant-Lite 2nd Lien Term Loan			Loan B
7.750% due 08/01/22 (Ê)	250	246	4.750% due 10/18/19 (Ê)	1,485	991
Emerald US, Inc. Term Loan B1
5.000% due 05/09/21	1,000	995	Gibson Brands, Inc.
			8.875% due 08/01/18 (Þ)	1,480	1,299
Endo Finance LLC			GOBP Holdings, Inc. Covenant-Lite
5.750% due 01/15/22 (Þ)	2,015	1,970	Term Loan B
Endo Finance LLC / Endo Finco, Inc.			4.750% due 10/21/21 (Ê)	993	983
5.375% due 01/15/23 (Þ)	1,010	991	Goodyear Tire & Rubber Co. (The)
Energizer Holdings, Inc.			7.000% due 05/15/22	1,860	2,023
5.500% due 06/15/25 (Þ)	2,070	2,111	Gray Television, Inc. Term Loan B
Energy XXI Gulf Coast, Inc.			3.750% due 06/13/21 (Ê)	893	890
11.000% due 03/15/20 (Þ)	1,755	946	GTCR Valor Cos., Inc. 1st Lien Term
EnergySolutions LLC Term Loan			Loan
6.750% due 05/29/20 (Ê)	1,407	1,365	6.000% due 05/30/21 (Ê)	989	964
Envision Healthcare Corp.			Gulfport Energy Corp.
5.125% due 07/01/22 (Þ)	2,470	2,396	Series WI
ExamWorks Group, Inc.			6.625% due 05/01/23	1,875	1,716
5.625% due 04/15/23	1,530	1,591	H&E Equipment Services, Inc.
Extreme Reach, Inc. 1st Lien Term			7.000% due 09/01/22	390	396
Loan B			Harland Clarke Holdings Corp.
6.750% due 02/07/20 (Ê)	1,486	1,480	Covenant-Lite Term Loan B4
FCA US LLC 1st Lien Term Loan B			6.000% due 08/04/19 (Ê)	1,920	1,909
3.500% due 05/24/17 (Ê)	737	735	Hawaiian Telcom Communications, Inc.
Fieldwood Energy LLC 2nd Lien Term			Term Loan B
Loan			5.000% due 06/06/19 (Ê)	1,241	1,236
8.375% due 09/30/20 (Ê)	2,335	846	HCA Holdings, Inc.
First Data Corp.			6.250% due 02/15/21	2,045	2,234
8.250% due 01/15/21 (Þ)	1,910	2,003	HCA, Inc.
First Date Corp.			5.375% due 02/01/25	795	816
7.000% due 12/01/23	4,135	4,207	HealthSouth Corp.
First Quality Finance Co., Inc.			5.750% due 11/01/24 (Þ)	2,075	2,075
4.625% due 05/15/21 (Þ)	940	872	Heartland Dental Care LLC Covenant-
Fitness International LLC Covenant-Lite			Lite 2nd Lien Term Loan
Term Loan B			9.750% due 06/21/19 (Ê)	2,200	2,185
5.500% due 07/01/20 (Ê)	741	700	HGIM Corp. Covenant-Lite Term Loan B
Foresight Energy LLC / Foresight Energy			5.500% due 06/18/20 (Ê)	739	479
Finance Corp.			HRG Group, Inc.
7.875% due 08/15/21 (Þ)	12,760	9,379	7.875% due 07/15/19	1,387	1,472
Foundation Building Materials LLC 2nd			7.750% due 01/15/22	11,663	11,576
Lien Term Loan			7.750% due 01/15/22 (Þ)	680	675
11.500% due 10/06/23	3,020	2,839
			HUB International, Ltd.
FPC Holdings, Inc. 1st Lien Term Loan			7.875% due 10/01/21 (Þ)	2,645	2,638
5.250% due 11/27/19 (Ê)	985	933
			IMS Health, Inc.
FPC Holdings, Inc. 2nd Lien Term Loan			4.125% due 04/01/23 (Þ)	2,500	2,632
9.250% due 05/27/20 (Å)(Ê)	2,000	1,920
			Interactive Data Corp. Term Loan
Fresenius US Finance II, Inc.			4.750% due 05/02/21 (Ê)	484	484
4.500% due 01/15/23 (Å)	163	167	Intrawest Operations Group, LLC Term
Frontier Communications Corp.			Loan
8.875% due 09/15/20 (Å)	33	34	4.750% due 12/09/20 (Ê)	1,960	1,962
10.500% due 09/15/22 (Þ)	1,260	1,307	Intrepid Aviation Group Holdings LLC /
7.125% due 01/15/23	1,010	901	Intrepid Finance Co.

See accompanying notes which are an integral part of the financial statements.

330 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
6.875% due 02/15/19 (Þ)	2,285	1,985	Medpace Holdings, Inc. 1st Lien Term
IPC Corp. 2nd Lien Term Loan			Loan B
10.500% due 02/06/22 (Ê)	500	463	4.750% due 04/01/21 (Ê)	830	824
J Crew Group, Inc. Covenant-Lite Term			Memorial Production Partners, LP /
Loan B			Memorial Production Finance Corp.
4.000% due 03/05/21 (Ê)	497	365	7.625% due 05/01/21	3,600	2,412
Jaguar Holding Co. II / Pharmaceutical			6.875% due 08/01/22	3,550	2,236
Product Development LLC			Mercer International, Inc.
6.375% due 08/01/23 (Þ)	2,025	2,028	Series WI
Jarden Corp.			7.000% due 12/01/19	1,680	1,714
3.750% due 10/01/21 (Þ)	1,845	2,069	7.750% due 12/01/22	1,050	1,097
Series REGS			Mergermarket USA, Inc. 1st Lien Term
3.750% due 10/01/21	420	471	Loan
JBS USA LLC / JBS USA Finance, Inc.			4.500% due 02/04/21 (Ê)	985	959
7.250% due 06/01/21 (Þ)	2,585	2,704	Michaels Stores, Inc.
5.875% due 07/15/24 (Þ)	120	118	5.875% due 12/15/20 (Þ)	2,355	2,485
Jo-Ann Stores Holdings, Inc.			Milacron LLC / Mcron Finance Corp.
9.750% due 10/15/19 (Þ)	2,820	2,129	7.750% due 02/15/21 (Þ)	1,610	1,650
Jo-Ann Stores LLC			Millennium Laboratories, Inc. Term
8.125% due 03/15/19 (Þ)	2,250	2,053	Loan B
			5.250% due 04/16/21 (Ê)	1,486	524
Joseph T Ryerson & Son, Inc.			MPG Holdco I, Inc. Covenant-Lite 1st
9.000% due 10/15/17	4,920	4,293	Lien Term Loan B
Kloeckner Pentaplast of America, Inc.			3.750% due 10/20/21 (Ê)	305	303
7.125% due 11/01/20 (Þ)	1,250	1,426
La Quinta Intermediate Holdings LLC			MPH Acquisition Holdings LLC
			6.625% due 04/01/22 (Þ)	5,490	5,600
Covenant-Lite Term Loan B			MPT Operating Partnership, LP / MPT
3.750% due 04/14/21 (Ê)	163	162	Finance Corp.
Laredo Petroleum, Inc.			4.000% due 08/19/22	1,000	1,113
5.625% due 01/15/22	1,530	1,438
6.250% due 03/15/23	295	283	MSC.Software Corp. 1st Lien Term Loan
Lattice Semiconductor Corp. 1st Lien			5.000% due 05/29/20 (Ê)	1,481	1,455
Term Loan B			Murray Energy Corp. Term Loan B
5.250% due 03/10/21 (Ê)	1,493	1,373	7.500% due 03/19/21	2,085	1,347
Legacy Reserves, LP / Legacy Reserves			National Vision, Inc. Covenant-Lite 2nd
Finance Corp.			Lien Term Loan
6.625% due 12/01/21	3,290	2,171	6.750% due 03/13/22 (Ê)	380	367
			Natural Resource Partners, LP / NRP
Level 3 Financing, Inc.			Finance Corp.
5.125% due 05/01/23 (Þ)	1,265	1,279	9.125% due 10/01/18	2,955	2,157
5.375% due 01/15/24	1,500	1,519	Navient Corp.
Series WI			4.875% due 06/17/19	2,440	2,361
6.125% due 01/15/21	650	685	Navistar, Inc. 1st Lien Term Loan B
5.375% due 08/15/22	620	631	6.500% due 08/07/20 (Ê)	500	470
Level 3 Financing, Inc. Term Loan B2			Neiman Marcus Group, Ltd. LLC
3.500% due 05/31/22 (Ê)	1,000	997	8.750% due 10/15/21 (Þ)	1,835	1,906
Linn Energy LLC / Linn Energy Finance			Neptune Finco Corp.
Corp.			6.625% due 10/15/25 (Å)	82	86
6.500% due 05/15/19	1,645	428	North American Lifting Holdings, Inc.
6.250% due 11/01/19	920	216	1st Lien Term Loan
Linxens France SA 2nd Lien Term Loan			5.500% due 11/27/20 (Ê)	983	877
1.000% due 07/15/23 (Å)(v)	1,840	1,812	North American Lifting Holdings, Inc.
Lonestar Resources America, Inc.			Covenant-Lite 2nd Lien Term Loan
8.750% due 04/15/19 (Þ)	1,010	674	10.000% due 11/27/21 (Ê)	250	224
LTS Buyer LLC 2nd Lien Term Loan			North Atlantic Trading Co., Inc. 1st Lien
8.000% due 04/01/21 (Ê)	1,510	1,467	Term Loan B
M/A-COM Technology Solutions			7.750% due 01/13/20 (Ê)	2,505	2,473
Holdings, Inc. Term Loan			Novitex Acquisition Term Loan B2
4.500% due 05/08/21 (Ê)	630	632	7.500% due 07/07/20 (Ê)	247	232
MacDermid, Inc. 1st Lien Term Loan B2			NRG Energy, Inc.
4.750% due 06/07/20 (Ê)	1,985	1,916	6.250% due 07/15/22	1,500	1,380
MCC Iowa LLC Term Loan H			6.625% due 03/15/23	2,440	2,269
3.250% due 01/29/21 (Ê)	1,489	1,463	Nuance Communications, Inc.
Meccanica Holdings USA, Inc.			5.375% due 08/15/20 (Þ)	5,950	6,069
6.250% due 07/15/19 (Þ)	965	1,039	Numericable US LLC 1st Lien Term
			Loan B1

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 331

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.500% due 05/21/20 (Ê)	198	195	10.250% due 07/01/20 (Ê)	500	493
Numericable US LLC 1st Lien Term			PSPC Escrow Corp.
Loan B2			6.000% due 02/01/23 (Þ)	810	734
4.500% due 05/21/20 (Ê)	171	169	Series REGS
Numericable US LLC Term Loan			6.000% due 02/01/23	1,495	1,355
1.000% due 01/31/23(v)	500	494	Qualitytech, LP/QTS Finance Corp.
NVA Holdings, Inc. 2nd Lien Term Loan			Series WI
8.000% due 08/14/22 (Ê)	250	247	5.875% due 08/01/22	1,890	1,942
Oasis Petroleum, Inc.			Quincy Newspapers, Inc. Term Loan B
6.875% due 01/15/23	1,920	1,661	1.000% due 10/13/22 (v)	500	495
Ocwen Loan Servicing LLC Term Loan B			Range Resources Corp.
5.500% due 02/15/18 (Ê)	1,140	1,140	4.875% due 05/15/25 (Þ)	1,475	1,320
Opal Acquisition, Inc.			RCN Telecom Services LLC / RCN
8.875% due 12/15/21 (Þ)	3,500	3,111	Capital Corp.
Optima Specialty Steel, Inc.			8.500% due 08/15/20 (Þ)	3,996	4,201
12.500% due 12/15/16 (Þ)	2,030	1,807	Real Alloy Holding, Inc.
12.000% due 12/30/16 (Å)	3,700	3,358	10.000% due 01/15/19 (Þ)	5,080	5,182
Optimas OE Solutions Holding LLC /			Renaissance Learning, Inc. Term Loan
Optimas OE Solutions, Inc.			4.500% due 04/09/21 (Ê)	985	951
8.625% due 06/01/21 (Þ)	2,770	2,631	Rent-A-Center, Inc.
P2 Newco Acquisition Inc. Covenant-			6.625% due 11/15/20	2,250	2,115
Lite 2nd Lien Term Loan			4.750% due 05/01/21	370	303
9.500% due 10/22/21 (Ê)	750	741	RentPath, Inc. Covenant-Lite 1st Lien
Party City Holdings, Inc.			Term Loan
6.125% due 08/15/23 (Þ)	1,930	1,988	6.250% due 12/17/21 (Ê)	1,985	1,760
Patterson Medical Holdings Inc. 2nd			Rex Energy Corp.
Lien Term Loan			8.875% due 12/01/20	160	80
8.750% due 08/14/23	3,490	3,438	Series WI
Peabody Energy Corp.			6.250% due 08/01/22	2,340	959
6.250% due 11/15/21	6,020	798	Reynolds Group Issuer, Inc. / Reynolds
Pelican Products, Inc. Covenant-Lite			Group Issuer LLC
Term Loan			5.750% due 10/15/20	2,065	2,148
5.250% due 04/11/20 (Ê)	992	978	Reynolds Group Issuer, Inc. / Reynolds
PetSmart, Inc. Term Loan B			Group Issuer LLC / Reynolds Group
4.250% due 03/10/22 (Ê)	1,995	1,994	Issuer Lu
PFS Acquisition LLC 2nd Lien Term			6.875% due 02/15/21	5	5
Loan			8.250% due 02/15/21	1,000	1,039
8.250% due 01/31/22 (Ê)	7,390	5,493
PGX Holdings, Inc. Covenant-Lite 1st			Rite Aid Corp.
Lien Term Loan			6.125% due 04/01/23 (Þ)	1,125	1,212
5.750% due 08/21/20 (Ê)	479	476	Riverbed Technology, Inc. Term Loan B
PharMEDium Healthcare Corp.			6.000% due 04/27/22 (Ê)	1,990	1,990
Covenant-Lite 2nd Lien Term Loan			Roundy's Supermarkets, Inc. Covenant-
7.750% due 01/28/22 (Ê)	2,770	2,776	Lite 1st Lien Term Loan B
			5.750% due 03/03/21 (Ê)	967	789
PHI, Inc.			Rovi Solutions Corp. Syndicated Loans
5.250% due 03/15/19	1,850	1,637	Covenant-Lite Term Loan B
Pilgrim's Pride Corp.			3.750% due 07/02/21 (Ê)	988	922
5.750% due 03/15/25 (Þ)	1,480	1,513	RP Crown Parent LLC Term Loan
Pilot Travel Centers LLC Term Loan B			6.000% due 12/21/18 (Ê)	983	898
4.250% due 10/03/21 (Ê)	1,410	1,413
Pinnacle Foods Finance LLC / Pinnacle			RPI Finance Trust Term Loan B4
Foods Finance Corp.			3.500% due 12/11/20	993	989
4.875% due 05/01/21	1,400	1,410	RR Donnelley & Sons Co.
Pipeline Supply and Service LLC Term			6.000% due 04/01/24	1,700	1,558
Loan B			Sabine Pass Liquefaction LLC
5.500% due 01/28/20 (Ê)	492	394	5.625% due 02/01/21	5,467	5,426
Plastipak Holdings, Inc.			5.625% due 04/15/23	145	141
6.500% due 10/01/21 (Þ)	1,180	1,168	5.625% due 03/01/25 (Þ)	345	331
Post Holdings, Inc.			Scientific Games International, Inc.
6.000% due 12/15/22 (Þ)	1,405	1,412	6.250% due 09/01/20	2,740	1,904
7.750% due 03/15/24 (Þ)	865	921	7.000% due 01/01/22 (Þ)	1,700	1,708
Preferred Proppants LLC Term Loan			Scientific Games International, Inc.
6.750% due 08/12/20	495	282	Covenant-Lite Term Loan B1
Pre-Paid Legal Services, Inc. 2nd Lien			6.000% due 10/18/20 (Ê)	2,211	2,157
Term Loan			Sealed Air Corp.

See accompanying notes which are an integral part of the financial statements.

332 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.500% due 09/15/23 (Þ)	1,775	2,050	TCH-2 Holdings LLC Covenant-Lite 1st
Series REGS			Lien Term Loan
4.500% due 09/15/23	2,190	2,529	5.500% due 05/12/21 (Ê)	1,388	1,376
Seaworld Parks & Entertainment, Inc.			TCH-2 Holdings LLC Covenant-Lite 2nd
Term Loan B3			Lien Term Loan
4.000% due 05/14/20	444	428	8.750% due 11/12/21 (Ê)	500	490
Sequa Corp.			Tempur Sealy International, Inc.
7.000% due 12/15/17 (Þ)	2,095	1,058	6.875% due 12/15/20	305	326
Shale-Inland Holdings LLC / Shale-			5.625% due 10/15/23 (Þ)	715	749
Inland Finance Corp.			Tenet Healthcare Corp.
8.750% due 11/15/19 (Þ)	2,030	1,512	4.375% due 10/01/21	2,470	2,464
Signode Industrial Group US, Inc.			8.125% due 04/01/22	8,000	8,460
Covenant-Lite 1st Lien Term Loan B			Series WI
3.750% due 05/01/21 (Ê)	1,089	1,067	6.750% due 06/15/23	1,320	1,310
Simmons Foods, Inc.			TerraForm Power Operating LLC
7.875% due 10/01/21 (Þ)	460	430	5.875% due 02/01/23 (Þ)	2,395	2,209
Sinclair Television Group, Inc.			Tesoro Logistics, LP / Tesoro Logistics
5.375% due 04/01/21	1,765	1,769	Finance Corp.
6.375% due 11/01/21	665	685	5.500% due 10/15/19 (Þ)	1,890	1,956
Sirius Computer Solutions, Inc. 1st Lien			The Active Network, Inc. 1st Lien Term
Term Loan			Loan
1.000% due 10/08/22 (v)	500	493	5.500% due 11/15/20 (Ê)	1,234	1,220
SIRVA Worldwide, Inc. Term Loan			Time, Inc.
7.500% due 03/27/19 (Ê)	1,907	1,821	5.750% due 04/15/22 (Þ)	2,555	2,555
Six Flags Entertainment Corp.			T-Mobile USA, Inc.
5.250% due 01/15/21 (Þ)	3,310	3,434	5.250% due 09/01/18	270	276
SourceHOV LLC 1st Lien Term Loan B			6.542% due 04/28/20	130	133
7.750% due 10/31/19 (Ê)	981	883	6.633% due 04/28/21	1,015	1,051
Spectrum Brands, Inc.			6.000% due 03/01/23	1,805	1,799
6.625% due 11/15/22	500	546	TMS International Corp.
Spectrum Brands, Inc. Term Loan			7.625% due 10/15/21 (Þ)	2,420	2,214
3.750% due 06/09/22	846	849	Tower Development Corp. Term Loan
Sprint Communications, Inc.			6.750% due 01/02/17 (Å)	2,567	2,567
6.000% due 11/15/22	1,335	1,141	Toys "R" Us Property Co. I LLC Term
Sprint Corp.			Loan B
7.625% due 02/15/25	1,350	1,198	6.000% due 08/21/19 (Ê)	1,665	1,551
Series WI			TransDigm, Inc.
7.250% due 09/15/21	2,785	2,559	5.500% due 10/15/20	4,280	4,291
Staples, Inc. Term Loan B			6.000% due 07/15/22	710	717
1.000% due 04/24/21 (Ê)(v)	500	497	Tribune Media Co. Term Loan
Steak N' Shake Operations, Inc. Term			3.750% due 12/27/20 (Ê)	499	497
Loan			Tronox Finance LLC
4.750% due 03/19/21 (Ê)	739	731	6.375% due 08/15/20	1,675	1,193
SterlingBackcheck, Inc. 2nd Lien Term			7.500% due 03/15/22 (Þ)	1,495	1,058
Loan			TWCC Holding Corp. 2nd Lien
8.750% due 06/08/23	3,960	3,930	Covenant-Lite Term Loan
Stone Energy Corp.			7.000% due 06/26/20 (Ê)	1,000	998
7.500% due 11/15/22	1,395	900	United Airlines, Inc. Term Loan B
Suburban Propane Partners, LP/			3.250% due 04/01/19 (Ê)	1,985	1,974
Suburban Energy Finance Corp.			United Rentals NA, Inc.
7.375% due 08/01/21	1,440	1,512	7.625% due 04/15/22	1,645	1,785
5.750% due 03/01/25	1,025	987
Summit Materials LLC / Summit			United States Treasury Notes
			2.250% due 11/15/24	1,500	1,516
Materials Finance Corp.			US Foods, Inc.
Series WI
6.125% due 07/15/23	2,795	2,781	8.500% due 06/30/19	12,780	13,291
SunCoke Energy Partners, LP / SunCoke			UTEX Industries, Inc. Covenant-Lite 1st
Energy Partners Finance Corp.			Lien Term Loan B
7.375% due 02/01/20 (Þ)	2,750	2,282	5.000% due 05/22/21 (Ê)	1,185	1,005
Sungard Availability Services Capital,			UTEX Industries, Inc. Covenant-Lite
Inc. Covenant-Lite 1st Lien Term			2nd Lien Term Loan B
			8.250% due 05/22/22 (Ê)	1,910	1,518
Loan B			Utility Services Associates, Inc. 1st Lien
6.000% due 03/31/19 (Ê)	1,324	1,154	Term Loan B
Surgical Care Affiliates, Inc.			8.000% due 10/18/19 (Ê)	744	742
6.000% due 04/01/23 (Þ)	1,360	1,367	Varsity Brands, Inc. 1st Lien Term Loan

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 333

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($)	Value		Amount ($)			Value
	or Shares	$		or Shares			$
5.000% due 12/11/21	1,241	1,241
Verdesion Life Sciences LLC Term Loan			Virgin Islands, British - 0.2%
6.000% due 07/01/20 (Ê)	1,448	1,437	Sinochem Overseas Capital Co., Ltd.
Vertellus Specialties, Inc. Term Loan B			4.500% due 11/12/20 (Þ)		3,000		3,157
10.500% due 10/31/19 (Ê)	371	314
ViaSat, Inc.			Total Long-Term Fixed Income
6.875% due 06/15/20	2,005	2,100	Investments
Vince LLC 1st Lien Term Loan B			(cost $1,674,764)				1,545,934
5.750% due 11/27/19 (Ê)	257	247
Visant Corp. Covenant-Lite Term Loan			Common Stocks - 0.0%
7.000% due 09/23/21 (Ê)	932	928	United States - 0.0%
VWR Funding, Inc.			Educational Management(Æ)(Þ)		4,460,190		14
4.625% due 04/15/22 (Þ)	2,475	2,598
Walter Investment Management Corp.			Total Common Stocks
Series WI			(cost $327)				14
7.875% due 12/15/21	1,805	1,462
Washington Inventory Service 2nd Lien
Term Loan			Preferred Stocks - 0.0%
10.250% due 06/20/19 (Ê)	2,600	2,522	United States - 0.0%
Wayne Merger Sub LLC			Education Management Corp.(Æ)		2,128		32
8.250% due 08/01/23 (Þ)	4,680	4,651
Whiting Petroleum Corp.			Total Preferred Stocks
Series WI			(cost $297)				32
6.250% due 04/01/23	1,505	1,400
William Morris Endeavor Entertainment			Warrants & Rights - 0.0%
LLC Covenant-Lite Term Loan			United States - 0.0%
5.250% due 05/06/21 (Ê)	1,481	1,477	Educational Management Corp.(Æ)
WMG Acquisition Corp.			2021 Warrants		1,564,221		—
6.750% due 04/15/22 (Þ)	4,020	3,721
Series REGS			Total Warrants & Rights
6.250% due 01/15/21	3,456	3,876
World Endurance Holdings Term Loan			(cost $—)				—
5.250% due 06/26/21 (Ê)	992	984
Zayo Group LLC / Zayo Capital, Inc.			Short-Term Investments - 10.0%
6.000% due 04/01/23 (Þ)	8,250	8,411	Brazil - 0.1%
Zebra Technologies Corp.			Brazil Letras do Tesouro Nacional
7.250% due 10/15/22 (Þ)	3,440	3,754	Series LTN
Zebra Technologies Corp. Term Loan			Zero coupon due 01/01/16	BRL	4,470		1,133
4.750% due 10/27/21 (Ê)	1,793	1,803	Colombia - 0.1%
ZF NA Capital, Inc.			Colombian TES
4.500% due 04/29/22 (Þ)	1,735	1,747	Series B
		583,699	7.250% due 06/15/16	COP	4,893,000		1,706
Venezuela, Bolivarian Republic of - 1.6%			Mexico - 0.1%
Petroleos de Venezuela SA			Mexican Udibonos
5.375% due 04/12/27	15,000	5,213	Series S
Series REGS			5.000% due 06/16/16	MXN	27,762		1,732
5.250% due 04/12/17	4,900	2,756	Poland - 0.4%
8.500% due 11/02/17	4,000	2,430	Poland Government Bond
9.000% due 11/17/21	5,000	2,064	Series 0716
6.000% due 05/16/24	13,000	4,664	0.010% due 07/25/16	PLN	26,760		6,848
9.750% due 05/17/35	2,000	830	Romania - 0.1%
5.500% due 04/12/37	9,000	3,078	Romania Government Bond
Venezuela Government International			4.750% due 08/29/16	RON	6,310		1,611
Bond			Ukraine - 0.2%
Series REGS			Ukraine Government International Bond
7.000% due 12/01/18	3,000	1,305	Series REGS
7.750% due 10/13/19	7,000	2,765	6.250% due 06/17/16		4,800		3,720
12.750% due 08/23/22	1,000	475	United States - 8.9%
11.950% due 08/05/31	5,000	2,250	Russell U.S. Cash Management Fund		144,929,160	(8)	144,929
		27,830	United States Treasury Bills
Viet Nam - 0.1%			0.010% due 02/04/16		1,000		1,000
Vietnam Government International Bond			0.230% due 03/03/16		4,900		4,898
6.750% due 01/29/20 (Þ)	1,500	1,662

See accompanying notes which are an integral part of the financial statements.

334 Russell Global Opportunistic Credit Fund

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal	Fair
	Amount ($)	Value
	or Shares	$
Zero coupon due 04/07/16	5,500	5,496
		156,323
Venezuela, Bolivarian Republic of - 0.1%
Venezuela Government International
Bond
Series REGS
5.750% due 02/26/16	2,000	1,820
Total Short-Term Investments
(cost $175,631)		174,893

Total Investments 98.4%
(identified cost $1,851,019)		1,720,873

Other Assets and Liabilities, Net
- 1.6%		28,275
Net Assets - 100.0%		1,749,148

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 335

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Schedule of Investments, continued — October 31, 2015

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
1.1%
1011778 BC ULC / New Red Finance, Inc.	05/14/15		250,000	100.00	250	254
Berry Plastics Corp.	09/16/15		82,000	100.00	82	86
Blue Coat Holdings, Inc.	05/19/15		250,000	100.00	250	259
Building Materials Corp. of America	09/22/15		163,000	100.00	163	173
Constellis Holdings LLC / Constellis Finance Corp.	05/06/15		500,000	99.55	498	452
CPI Buyer LLC Covenant-Lite 2nd Lien Term Loan	08/18/14		3,150,000	98.11	3,091	3,111
CPM Holdings, Inc. 2nd Lien Term Loan	04/02/15		3,980,000	97.50	3,881	3,980
Ephios Bondco PLC	07/23/15	EUR	1,050,000	108.89	1,143	1,207
FPC Holdings, Inc. 2nd Lien Term Loan	05/23/13		2,000,000	98.00	1,960	1,920
Fresenius US Finance II, Inc.	09/16/15		163,000	100.00	163	167
Frontier Communications Corp.	09/11/15		33,000	100.00	33	34
Linxens France SA 2nd Lien Term Loan	07/31/15		1,840,000	99.00	1,822	1,812
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	09/09/15		82,000	100.00	82	77
Neptune Finco Corp.	09/25/15		82,000	100.00	82	86
Optima Specialty Steel, Inc.	01/20/15		3,700,000	100.00	3,700	3,358
Tower Development Corp. Term Loan	10/29/14		2,567,100	99.25	2,548	2,567
						19,543
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
United States 2 Year Treasury Note Futures	76	USD	16,618	12/15	(20)
United States 5 Year Treasury Note Futures	309	USD	37,010	12/15	(109)
United States 10 Year Treasury Note Futures	92	USD	11,747	12/15	16
United States Treasury Long Bond Futures	216	USD	33,790	12/15	(57)
United States Treasury Ultra Bond Futures	5	USD	799	12/15	(3)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(173)

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of Montreal	USD	15,537	EUR	13,400	11/09/15	(801)
Bank of Montreal	EUR	13,400	USD	14,656	11/09/15	(80)
Barclays	USD	273	BRL	1,083	11/04/15	8
Barclays	USD	1,019	BRL	3,931	11/04/15	1
Barclays	USD	1,440	BRL	5,642	11/04/15	23
Barclays	USD	1,624	BRL	6,267	11/04/15	1
Barclays	USD	94	COP	269,821	11/17/15	(1)
Barclays	USD	120	COP	349,200	11/17/15	—
Barclays	USD	120	COP	346,800	11/17/15	—
Barclays	USD	120	COP	349,680	11/17/15	1
Barclays	USD	120	COP	351,840	11/17/15	1
Barclays	USD	120	COP	346,800	11/17/15	(1)
Barclays	USD	391	COP	1,136,471	11/17/15	1
Barclays	USD	812	COP	2,365,260	11/17/15	3
Barclays	USD	1,089	IDR	15,015,850	11/16/15	4
Barclays	USD	388	INR	25,379	11/16/15	(1)
Barclays	USD	766	INR	50,917	11/16/15	11
Barclays	USD	3,874	MYR	16,328	01/15/16	(86)
Barclays	USD	347	RUB	21,744	11/16/15	(8)
Barclays	USD	347	RUB	21,761	11/16/15	(8)
Barclays	USD	394	RUB	24,680	11/16/15	(9)
Barclays	USD	4,432	THB	161,570	11/16/15	108

See accompanying notes which are an integral part of the financial statements.

336 Russell Global Opportunistic Credit Fund

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Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Barclays	BRL	1,083	USD	281	11/04/15	—
Barclays	BRL	3,931	USD	964	11/04/15	(55)
Barclays	BRL	5,642	USD	1,462	11/04/15	(1)
Barclays	BRL	6,267	USD	1,537	11/04/15	(88)
Barclays	BRL	5,642	USD	1,425	12/02/15	(24)
Barclays	COP	1,566,828	USD	536	11/17/15	(4)
Barclays	COP	7,952,562	USD	2,726	11/17/15	(15)
Barclays	HUF	183,859	USD	674	11/16/15	24
Barclays	IDR	5,142,884	USD	375	11/16/15	1
Barclays	MXN	19,086	USD	1,145	11/17/15	(10)
Barclays	NGN	178,925	USD	850	11/04/15	(48)
Barclays	PEN	3,286	USD	1,012	11/16/15	14
Barclays	PHP	12,191	USD	264	11/16/15	4
Barclays	RUB	34,177	USD	544	11/16/15	11
Barclays	ZAR	2,070	USD	153	11/16/15	4
Citigroup	USD	1,899	NGN	378,393	11/04/15	—
Citigroup	NGN	465,685	USD	2,181	03/09/16	91
Citigroup	NGN	147,270	USD	676	04/07/16	28
Citigroup	PLN	4,173	USD	1,076	11/16/15	(3)
HSBC	USD	1,440	BRL	5,642	11/04/15	23
HSBC	USD	597	NGN	155,229	03/09/16	100
HSBC	USD	2,314	THB	83,245	11/16/15	25
HSBC	BRL	5,642	USD	1,462	11/04/15	(1)
HSBC	BRL	5,642	USD	1,426	12/02/15	(23)
HSBC	NGN	199,468	USD	940	11/04/15	(61)
JPMorgan Chase	USD	1,440	BRL	5,642	11/04/15	23
JPMorgan Chase	USD	1,624	BRL	6,267	11/04/15	1
JPMorgan Chase	USD	120	COP	350,400	11/17/15	1
JPMorgan Chase	USD	839	COP	2,436,383	11/17/15	—
JPMorgan Chase	USD	388	INR	25,379	11/16/15	(1)
JPMorgan Chase	USD	766	INR	50,917	11/16/15	11
JPMorgan Chase	USD	662	RUB	41,033	11/16/15	(22)
JPMorgan Chase	USD	149	THB	5,416	11/16/15	4
JPMorgan Chase	USD	1,420	TWD	45,745	11/05/15	(11)
JPMorgan Chase	USD	2,972	TWD	96,338	11/05/15	(4)
JPMorgan Chase	USD	1,490	TWD	48,082	11/16/15	(9)
JPMorgan Chase	BRL	5,642	USD	1,462	11/04/15	(1)
JPMorgan Chase	BRL	6,267	USD	1,537	11/04/15	(88)
JPMorgan Chase	BRL	5,642	USD	1,425	12/02/15	(24)
JPMorgan Chase	HUF	56,857	USD	209	11/16/15	7
JPMorgan Chase	HUF	368,471	USD	1,330	11/16/15	27
JPMorgan Chase	IDR	4,534,200	USD	330	11/16/15	—
JPMorgan Chase	INR	29,386	USD	449	11/16/15	1
JPMorgan Chase	RUB	34,177	USD	544	11/16/15	10
JPMorgan Chase	TWD	50,149	USD	1,580	11/05/15	35
JPMorgan Chase	TWD	100,442	USD	3,165	11/05/15	71
JPMorgan Chase	TWD	13,163	USD	402	11/16/15	(3)
JPMorgan Chase	TWD	11,646	USD	360	01/28/16	1
JPMorgan Chase	TWD	96,338	USD	2,971	01/28/16	4
JPMorgan Chase	ZAR	2,070	USD	153	11/16/15	4
Standard Chartered	USD	147	BRL	584	11/04/15	4
Standard Chartered	USD	228	BRL	878	11/04/15	—
Standard Chartered	USD	1,440	BRL	5,642	11/04/15	23
Standard Chartered	USD	1,624	BRL	6,267	11/04/15	1
Standard Chartered	USD	26	COP	74,183	11/17/15	—
Standard Chartered	USD	1,088	IDR	15,015,850	11/16/15	4
Standard Chartered	USD	766	INR	50,917	11/16/15	11
Standard Chartered	USD	840	MXN	13,865	11/17/15	(1)
Standard Chartered	USD	596	NGN	155,228	03/09/16	101
Standard Chartered	USD	597	NGN	155,228	03/09/16	100
Standard Chartered	USD	950	NGN	239,400	04/07/16	103
Standard Chartered	USD	2,362	PLN	8,891	11/16/15	(62)
Standard Chartered	USD	910	RUB	58,317	11/16/15	—

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 337

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Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Standard Chartered	USD	978	RUB	63,261	11/16/15	9
Standard Chartered	USD	559	THB	20,361	11/16/15	13
Standard Chartered	USD	1,375	THB	49,411	11/16/15	13
Standard Chartered	USD	2,617	TRY	7,748	11/16/15	29
Standard Chartered	USD	270	TWD	8,508	11/05/15	(8)
Standard Chartered	BRL	584	USD	151	11/04/15	—
Standard Chartered	BRL	878	USD	216	11/04/15	(12)
Standard Chartered	BRL	5,642	USD	1,462	11/04/15	(1)
Standard Chartered	BRL	6,267	USD	1,538	11/04/15	(87)
Standard Chartered	BRL	5,642	USD	1,425	12/02/15	(24)
Standard Chartered	CLP	513,491	USD	752	11/16/15	11
Standard Chartered	COP	451,040	USD	154	11/17/15	(1)
Standard Chartered	COP	7,952,562	USD	2,732	11/17/15	(9)
Standard Chartered	IDR	3,897,693	USD	285	11/16/15	1
Standard Chartered	INR	19,685	USD	301	11/16/15	—
Standard Chartered	MXN	5,766	USD	347	11/17/15	(2)
Standard Chartered	MXN	7,588	USD	455	11/17/15	(4)
Standard Chartered	NGN	92,130	USD	370	04/07/16	(35)
Standard Chartered	PLN	4,230	USD	1,105	11/16/15	11
Standard Chartered	RON	3,318	USD	845	11/16/15	22
Standard Chartered	RUB	34,177	USD	544	11/16/15	11
Standard Chartered	TRY	531	USD	180	11/16/15	(1)
Standard Chartered	TWD	5,809	USD	178	11/16/15	(1)
Standard Chartered	TWD	10,679	USD	330	01/28/16	1
Standard Chartered	ZAR	2,070	USD	153	11/16/15	4
Standard Chartered	ZAR	6,908	USD	510	11/16/15	12
Standard Chartered	ZAR	9,517	USD	710	11/16/15	24
State Street	USD	818	EUR	747	11/04/15	3
State Street	CHF	211	USD	218	11/04/15	4
State Street	EUR	1,322	USD	1,501	11/04/15	47
State Street	EUR	1,625	USD	1,848	11/04/15	61
State Street	EUR	1,838	USD	2,035	11/04/15	13
State Street	EUR	152,929	USD	171,729	11/04/15	3,558
State Street	EUR	20,100	USD	22,873	11/13/15	768
State Street	GBP	208	USD	319	11/04/15	(2)
State Street	GBP	1,173	USD	1,813	11/04/15	5
State Street	GBP	23,518	USD	35,679	11/04/15	(576)
UBS	USD	1,441	BRL	5,642	11/04/15	23
UBS	USD	1,624	BRL	6,267	11/04/15	1
UBS	USD	450	BRL	1,745	12/02/15	(2)
UBS	USD	388	INR	25,379	11/16/15	(1)
UBS	USD	58	MXN	955	11/17/15	—
UBS	USD	190	MYR	819	01/15/16	—
UBS	USD	260	PEN	856	11/16/15	—
UBS	USD	1,650	PLN	6,358	11/16/15	(5)
UBS	USD	593	RUB	37,102	11/16/15	(14)
UBS	USD	2,612	TRY	7,748	11/16/15	35
UBS	USD	550	ZAR	7,610	11/16/15	(1)
UBS	BRL	5,642	USD	1,462	11/04/15	(1)
UBS	BRL	6,267	USD	1,538	11/04/15	(87)
UBS	BRL	5,642	USD	1,426	12/02/15	(23)
UBS	COP	1,044,360	USD	360	11/17/15	(1)
UBS	RUB	34,177	USD	544	11/16/15	11
UBS	THB	20,693	USD	580	11/16/15	(2)
UBS	THB	45,868	USD	1,290	11/16/15	1
UBS	TRY	2,252	USD	770	11/16/15	1
UBS	ZAR	2,070	USD	153	11/16/15	4
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						3,276

See accompanying notes which are an integral part of the financial statements.

338 Russell Global Opportunistic Credit Fund

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Schedule of Investments, continued — October 31, 2015

Credit Default Swap Contracts

Amounts in thousands
Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
iTraxx Europe Index	Morgan Stanley	3.024%	EUR	17,000	5.000%	12/20/20	1,796
Total Fair Value on Open Corporate Issues Premiums Paid (Received) - $1,463							1,796
Credit Indices
					Fund (Pays)/
					Receives	Termination	Fair Value
Reference Entity	Counterparty		Notional Amount		Fixed Rate	Date	$
CDX Emerging Markets Index	Morgan Stanley		USD	37,200	1.000%	12/20/20	(3,754)
CDX NA High Yield Index	Morgan Stanley		USD	36,000	5.000%	12/20/20	1,358
Total Fair Value on Open Credit Indices Premiums Paid (Received) - ($3,892)							(2,396)
Total Fair Value on Open Credit Default Swap Contracts Premiums Paid (Received) - ($2,429) (å)							(600)

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Long-Term Fixed Income Investments
Argentina	—	17,350	—	17,350	1.0
Armenia	—	988	—	988	0.1
Azerbaijan	—	1,726	—	1,726	0.1
Belarus	—	1,340	—	1,340	0.1
Belgium	—	1,562	—	1,562	0.1
Brazil	—	43,842	—	43,842	2.5
Canada	—	34,984	—	34,984	2.0
Cayman Islands	—	7,582	—	7,582	0.4
Chile	—	9,232	—	9,232	0.5
Colombia	—	32,035	—	32,035	1.8
Costa Rica	—	5,368	—	5,368	0.3
Croatia	—	13,691	—	13,691	0.8
Dominican Republic	—	10,450	—	10,450	0.6
Egypt	—	8,064	—	8,064	0.5
El Salvador	—	7,922	—	7,922	0.4
Ethiopia	—	928	—	928	—*
France	—	30,993	—	30,993	1.8
Gabon	—	430	—	430	—*
Germany	—	17,444	—	17,444	1.0
Ghana	—	5,349	—	5,349	0.3
Greece	—	5,627	—	5,627	0.3
Honduras	—	3,143	—	3,143	0.2
Hong Kong	—	637	—	637	—*
Hungary	—	30,908	—	30,908	1.8
Indonesia	—	45,117	—	45,117	2.6
Iraq	—	2,198	—	2,198	0.1
Ireland	—	23,049	—	23,049	1.3
Israel	—	7,143	—	7,143	0.4
Italy	—	10,114	—	10,114	0.6
Ivory Coast	—	1,335	—	1,335	0.1
Jersey	—	5,308	—	5,308	0.3

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 339

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Schedule of Investments, continued — October 31, 2015

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Kazakhstan	—	15,119	—	15,119	0.9
Kenya	—	2,863	—	2,863	0.2
Lebanon	—	3,301	—	3,301	0.2
Lithuania	—	4,495	—	4,495	0.3
Luxembourg	—	80,393	—	80,393	4.6
Malaysia	—	27,702	—	27,702	1.6
Mexico	—	57,520	—	57,520	3.3
Mongolia	—	3,922	—	3,922	0.2
Morocco	—	2,260	—	2,260	0.1
Netherlands	—	42,578	—	42,578	2.4
Nigeria	—	985	—	985	0.1
Pakistan	—	12,606	—	12,606	0.7
Panama	—	10,378	—	10,378	0.6
Paraguay	—	5,249	—	5,249	0.3
Peru	—	8,465	—	8,465	0.5
Philippines	—	8,092	—	8,092	0.5
Poland	—	26,950	—	26,950	1.5
Romania	—	10,723	—	10,723	0.6
Russia	—	15,920	—	15,920	0.9
Serbia	—	7,200	—	7,200	0.4
Slovenia	—	4,498	—	4,498	0.3
South Africa	—	40,710	—	40,710	2.3
Sri Lanka	—	9,240	—	9,240	0.5
Thailand	—	14,008	—	14,008	0.8
Turkey	—	45,405	—	45,405	2.6
Ukraine	—	20,141	—	20,141	1.1
United Kingdom	—	63,004	—	63,004	3.6
United States	—	577,774	5,925	583,699	33.4
Venezuela, Bolivarian Republic of	—	27,830	—	27,830	1.6
Viet Nam	—	1,662	—	1,662	0.1
Virgin Islands, British	—	3,157	—	3,157	0.2
Common Stocks	—	—	14	14	—*
Preferred Stocks	32	—	—	32	—*
Warrants & Rights	—	—	—	—	—
Short-Term Investments	—	174,893	—	174,893	10.0
Total Investments	32	1,714,902	5,939	1,720,873	98.4
Other Assets and Liabilities, Net					1.6
					100.0

See accompanying notes which are an integral part of the financial statements.

340 Russell Global Opportunistic Credit Fund

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Schedule of Investments, continued — October 31, 2015

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Other Financial Instruments
Futures Contracts	(173)	—	—	(173)	(—)*
Foreign Currency Exchange Contracts	14	3,262	—	3,276	0.2
Credit Default Swap Contracts	—	(600)	—	(600)	(—)*
Total Other Financial Instruments**	$(159)	$2,662	$—	$2,503

*    Less than .05% of net assets.
**   Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2015 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$5,730	$—
Variation margin on futures contracts*	—	—	16
Credit default swap contracts, at fair value	3,154	—	—
Total	$3,154	$5,730	$16

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$—	$—	$189
Unrealized depreciation on foreign currency exchange contracts	—	2,454	—
Credit default swap contracts, at fair value	3,754	—	—
Total	$3,754	$2,454	$189

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$1,033
Interest rate swap contracts	—	—	80
Credit default swap contracts	839	—	—
Foreign currency-related transactions**	—	19,134	—
Total	$839	$19,134	$1,113

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$(753)
Credit default swap contracts	994	—	—
Foreign currency-related transactions***	—	2,924	—
Total	$994	$2,924	$(753)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

342 Russell Global Opportunistic Credit Fund

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Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$5,730	$ — $	5,730
Futures Contracts	Variation margin on futures contracts	141	—	141
Credit Default Swap Contracts	Credit default swap contracts, at fair value	3,154	—	3,154
Total Financial and Derivative Assets		9,025	—	9,025
Financial and Derivative Assets not subject to a netting agreement		(3,311)	—	(3,311)
Total Financial and Derivative Assets subject to a netting agreement		$5,714	$ — $	5,714

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Barclays	$219	$219	$—	$ —
Citigroup	119	3	—	116
HSBC	147	85	—	62
JPMorgan Chase	202	163	—	39
Standard Chartered	510	250	—	260
State Street	4,442	576	—	3,866
UBS	75	75	—	—
Total	$5,714	$1,371	$—	$ 4,343

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 343

Russell Investment Company
Russell Global Opportunistic Credit Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$7	$ — $	7
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	2,454	—	2,454
Credit Default Swap Contracts	Credit default swap contracts, at fair value	3,754	—	3,754
Total Financial and Derivative Liabilities		6,215	—	6,215
Financial and Derivative Liabilities not subject to a netting agreement		(3,763)	—	(3,763)
Total Financial and Derivative Liabilities subject to a netting agreement		$2,452	$ — $	2,452

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of Montreal	$882	$—	$—	$ 882
Barclays	357	219	—	138
Citigroup	3	3	—	—
HSBC	85	85	—	—
JPMorgan Chase	163	163	—	—
Standard Chartered	250	250	—	—
State Street	576	576	—	—
UBS	136	75	—	61
Total	$2,452	$1,371	$—	$ 1,081

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

344 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$1,851,019
Investments, at fair value(>)	1,720,873
Cash	880
Cash (restricted)(a)(b)	2,727
Foreign currency holdings(^)	9,024
Unrealized appreciation on foreign currency exchange contracts	5,730
Receivables:
Dividends and interest	23,833
Dividends from affiliated Russell funds	14
Investments sold	7,408
Fund shares sold	1,575
Foreign capital gains taxes recoverable	29
Variation margin on futures contracts	141
Credit default swap contracts, at fair value(+)	3,154
Total assets	1,775,388

Liabilities
Payables:
Due to broker (c)	1,604
Investments purchased	15,932
Fund shares redeemed	1,065
Accrued fees to affiliates	1,168
Other accrued expenses	256
Variation margin on futures contracts	7
Unrealized depreciation on foreign currency exchange contracts	2,454
Credit default swap contracts, at fair value(+)	3,754
Total liabilities	26,240

Net Assets	$1,749,148

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 345

Russell Investment Company
Russell Global Opportunistic Credit Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(3,525)
Accumulated net realized gain (loss)	(28,821)
Unrealized appreciation (depreciation) on:
Investments	(130,146)
Futures contracts	(173)
Credit default swap contracts	1,829
Foreign currency-related transactions	3,045
Shares of beneficial interest	1,914
Additional paid-in capital	1,905,025
Net Assets	$1,749,148

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.11
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$9.46
Class A — Net assets	$4,848,840
Class A — Shares outstanding ($.01 par value)	532,344
Net asset value per share: Class C(#)	$9.06
Class C — Net assets	$9,711,357
Class C — Shares outstanding ($.01 par value)	1,071,473
Net asset value per share: Class E(#)	$9.12
Class E — Net assets	$31,022,015
Class E — Shares outstanding ($.01 par value)	3,400,275
Net asset value per share: Class S(#)	$9.14
Class S — Net assets	$ 1,101,648,582
Class S — Shares outstanding ($.01 par value)	120,556,015
Net asset value per share: Class Y(#)	$9.14
Class Y — Net assets	$601,917,591
Class Y — Shares outstanding ($.01 par value)	65,846,908
Amounts in thousands
(^) Foreign currency holdings - cost	$9,122
(+) Credit default swap contracts - premiums paid (received)	$(2,429)
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$144,929

(a) Cash Collateral for Futures	$600
(b) Cash Collateral for Swaps	$2,127
(c) Due to Broker for Swaps	$1,604
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

346 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$213
Dividends from affiliated Russell funds	167
Interest	111,765
Less foreign taxes withheld	(299)
Total investment income	111,846

Expenses
Advisory fees	17,600
Administrative fees	839
Custodian fees	646
Distribution fees - Class A	13
Distribution fees - Class C	83
Transfer agent fees - Class A	11
Transfer agent fees - Class C	22
Transfer agent fees - Class E	67
Transfer agent fees - Class S	2,276
Transfer agent fees - Class Y	25
Professional fees	233
Registration fees	130
Shareholder servicing fees - Class C	28
Shareholder servicing fees - Class E	84
Trustees’ fees	45
Printing fees	295
Miscellaneous	61
Expenses before reductions	22,458
Expense reductions	(6,902)
Net expenses	15,556
Net investment income (loss)	96,290

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(72,237)
Futures contracts	1,033
Interest rate swap contracts	80
Credit default swap contracts	839
Foreign currency-related transactions	17,513
Net realized gain (loss)	(52,772)
Net change in unrealized appreciation (depreciation) on:
Investments	(102,944)
Futures contracts	(753)
Credit default swap contracts	994
Foreign currency-related transactions	2,967
Net change in unrealized appreciation (depreciation)	(99,736)
Net realized and unrealized gain (loss)	(152,508)
Net Increase (Decrease) in Net Assets from Operations	$(56,218)

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 347

Russell Investment Company
Russell Global Opportunistic Credit Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$96,290	$69,201
Net realized gain (loss)	(52,772)	18,470
Net change in unrealized appreciation (depreciation)	(99,736)	(34,818)
Net increase (decrease) in net assets from operations	(56,218)	52,853

Distributions
From net investment income
Class A	(271)	(334)
Class C	(495)	(485)
Class E	(1,626)	(1,112)
Class S	(58,534)	(42,423)
Class Y	(29,102)	(20,283)
From net realized gain
Class A	(34)	(55)
Class C	(78)	(83)
Class E	(179)	(107)
Class S	(6,598)	(4,071)
Class Y	(2,809)	(2,113)
Net decrease in net assets from distributions	(99,726)	(71,066)

Share Transactions*
Net increase (decrease) in net assets from share transactions	316,226	665,009
Total Net Increase (Decrease) in Net Assets	160,282	646,796

Net Assets
Beginning of period	1,588,866	942,070
End of period	$1,749,148	$1,588,866
Undistributed (overdistributed) net investment income included in net assets	$(3,525)	$16,898

See accompanying notes which are an integral part of the financial statements.

348 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	123	$1,161	211	$2,115
Proceeds from reinvestment of distributions	31	293	37	372
Payments for shares redeemed	(198)	(1,845)	(484)	(4,876)
Net increase (decrease)	(44)	(391)	(236)	(2,389)
Class C
Proceeds from shares sold	134	1,254	413	4,136
Proceeds from reinvestment of distributions	60	568	56	557
Payments for shares redeemed	(455)	(4,277)	(338)	(3,381)
Net increase (decrease)	(261)	(2,455)	131	1,312
Class E
Proceeds from shares sold	1,621	15,278	1,542	15,385
Proceeds from reinvestment of distributions	177	1,676	110	1,100
Payments for shares redeemed	(1,313)	(12,138)	(291)	(2,930)
Net increase (decrease)	485	4,816	1,361	13,555
Class S
Proceeds from shares sold	56,358	535,559	61,647	616,388
Proceeds from reinvestment of distributions	6,836	64,781	4,591	46,143
Payments for shares redeemed	(50,894)	(479,685)	(15,788)	(158,977)
Net increase (decrease)	12,300	120,655	50,450	503,554
Class Y
Proceeds from shares sold	31,442	299,822	18,461	184,356
Proceeds from reinvestment of distributions	3,370	31,911	2,228	22,396
Payments for shares redeemed	(14,778)	(138,132)	(5,754)	(57,775)
Net increase (decrease)	20,034	193,601	14,935	148,977
Total increase (decrease)	32,514	$316,226	66,641	$665,009

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 349

Russell Investment Company
Russell Global Opportunistic Credit Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	9.97	.49	(.82)	(.33)	(.47)	(.06)
October 31, 2014	10.18	.46	(.15)	.31	(.45)	(.07)
October 31, 2013	10.47	.52	(.17)	.35	(.57)	(.07)
October 31, 2012	10.32	.58	.67	1.25	(1.10)	—
October 31, 2011	10.09	.57	(.25)	.32	(.09)	—(f)

Class C
October 31, 2015	9.93	.41	(.81)	(.40)	(.41)	(.06)
October 31, 2014	10.14	.39	(.15)	.24	(.38)	(.07)
October 31, 2013	10.44	.42	(.15)	.27	(.50)	(.07)
October 31, 2012	10.25	.51	.67	1.18	(.99)	—
October 31, 2011	10.08	.48	(.23)	.25	(.08)	—(f)

Class E
October 31, 2015	9.99	.49	(.83)	(.34)	(.47)	(.06)
October 31, 2014	10.20	.46	(.15)	.31	(.45)	(.07)
October 31, 2013	10.49	.52	(.17)	.35	(.57)	(.07)
October 31, 2012	10.32	.59	.67	1.26	(1.09)	—
October 31, 2011	10.09	.56	(.24)	.32	(.09)	—(f)

Class S
October 31, 2015	10.00	.51	(.81)	(.30)	(.50)	(.06)
October 31, 2014	10.21	.49	(.15)	.34	(.48)	(.07)
October 31, 2013	10.50	.54	(.16)	.38	(.60)	(.07)
October 31, 2012	10.35	.62	.66	1.28	(1.13)	—
October 31, 2011	10.09	.58	(.22)	.36	(.10)	—(f)

Class Y
October 31, 2015	10.00	.52	(.82)	(.30)	(.50)	(.06)
October 31, 2014	10.22	.50	(.17)	.33	(.48)	(.07)
October 31, 2013	10.51	.56	(.17)	.39	(.61)	(.07)
October 31, 2012	10.36	.63	.66	1.29	(1.14)	—
October 31, 2011	10.09	.58	(.21)	.37	(.10)	—(f)

See accompanying notes which are an integral part of the financial statements.

350 Russell Global Opportunistic Credit Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(.53)	9.11	(3.35)	4,849	1.58	1.15	5.18	125
(.52)	9.97	3.15	5,745	1.57	1.17	4.61	80
(.64)	10.18	3.48	8,273	1.59	1.20	5.12	85
(1.10)	10.47	13.09	8,857	1.57	1.20	5.67	109
(.09)	10.32	3.24	2,468	1.57	1.20	5.58	126

(.47)	9.06	(4.14)	9,711	2.32	1.90	4.40	125
(.45)	9.93	2.41	13,224	2.32	1.92	3.86	80
(.57)	10.14	2.65	12,184	2.34	1.95	4.34	85
(.99)	10.44	12.33	6,918	2.32	1.95	4.94	109
(.08)	10.25	2.51	3,432	2.32	1.95	4.78	126

(.53)	9.12	(3.44)	31,022	1.58	1.15	5.22	125
(.52)	9.99	3.16	29,115	1.57	1.17	4.59	80
(.64)	10.20	3.42	15,856	1.59	1.20	5.09	85
(1.09)	10.49	13.18	13,165	1.57	1.20	5.75	109
(.09)	10.32	3.22	14,029	1.57	1.20	5.53	126

(.56)	9.14	(3.11)	1,101,648	1.33	.90	5.45	125
(.55)	10.00	3.41	1,082,505	1.32	.92	4.86	80
(.67)	10.21	3.72	590,280	1.34	.95	5.33	85
(1.13)	10.50	13.37	457,523	1.32	.95	6.00	109
(.10)	10.35	3.57	412,737	1.32	.95	5.71	126

(.56)	9.14	(3.04)	601,918	1.13	.82	5.56	125
(.55)	10.00	3.39	458,277	1.12	.84	4.92	80
(.68)	10.22	3.76	315,477	1.14	.86	5.43	85
(1.14)	10.51	13.43	308,114	1.13	.85	6.11	109
(.10)	10.36	3.69	344,443	1.14	.86	5.73	126

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 351

Russell Investment Company
Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Strategic Bond Fund - Class A‡			Russell Strategic Bond Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	(2.25)%		1 Year	1.82%
5 Years	2.41	%§	5 Years	3.45	%§
10 Years	4.27	%§	10 Years	4.96	%§

Russell Strategic Bond Fund - Class C‡‡			Russell Strategic Bond Fund - Class Y
	Total			Total
	Return			Return
1 Year	0.78%		1 Year	2.00%
5 Years	2.38	%§	5 Years	3.62	%§
10 Years	4.11	%§	10 Years	5.07	%§

Russell Strategic Bond Fund - Class E			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	1.50%		1 Year	1.96%
5 Years	3.19	%§	5 Years	3.03	%§
10 Years	4.71	%§	10 Years	4.72	%§

Russell Strategic Bond Fund - Class I
	Total
	Return
1 Year	1.89%
5 Years	3.51	%§
10 Years	4.97	%§

352 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell Strategic Bond Fund (the “Fund”) employs a multi-	How did the investment strategies and techniques employed
manager approach whereby portions of the Fund are allocated to	by the Fund and its money managers affect its benchmark-
different money manager strategies. Fund assets not allocated	relative performance?
to money managers are managed by Russell Investment	The Fund employs discretionary money managers. The Fund’s
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	discretionary money managers select the individual portfolio
may change the allocation of the Fund’s assets among money	securities for the assets assigned to them. Fund assets not
managers at any time. An exemptive order from the Securities	allocated to discretionary money managers include the Fund’s
and Exchange Commission (“SEC”) permits RIMCo to engage	liquidity reserves and assets which may be managed directly
or terminate a money manager at any time, subject to approval	by RIMCo to effect the Fund’s investment strategies and/or to
by the Fund’s Board, without a shareholder vote. Pursuant to the	actively manage the Fund’s overall exposures by investing in
terms of the exemptive order, the Fund is required to notify its	securities or other instruments that RIMCo believes will achieve
shareholders within 90 days of when a money manager begins	the desired risk/return profile for the Fund.
providing services. As of October 31, 2015, the Fund had seven
money managers.	With respect to certain of the Fund’s money managers, Colchester
Global Investors Limited was the worst performing manager
What is the Fund’s investment objective?	for the period and underperformed the Fund’s benchmark, due
The Fund seeks to provide current income, and as a secondary	to both currency and global bond positioning. Top currency
objective, capital appreciation.	detractors included long positions in Brazilian Real, Norwegian
Krone, Mexican Peso, and Swedish Krona while detracting bond
How did the Fund perform relative to its benchmark for the	positions included short positions in ‘core’ Europe and a long
fiscal year ended October 31, 2015?	position in Brazil.
For the fiscal year ended October 31, 2015, the Fund’s Class A,
Class C, Class E, Class I, Class S and Class Y Shares gained 1.57%,	Brookfield Investment Management Inc., the Fund’s securitized
0.78%, 1.50%, 1.89%, 1.82% and 2.00%, respectively. This is	assets specialist, was the best performing manager for the period
compared to the Fund’s benchmark, the Barclays U.S. Aggregate	and outperformed the Fund’s benchmark as securitized credit
Bond Index, which gained 1.96% during the same period. The	outperformed corporate credit on better market technicals
Fund’s performance includes operating expenses, whereas index	(restrained new supply) and fundamentals (a strong property
returns are unmanaged and do not include expenses of any kind.	sector). Security selection also contributed positively.
For the fiscal year ended October 31, 2015, Morningstar®	During the period, RIMCo utilized futures and swaps to seek to
Intermediate-Term Bond, a group of funds that Morningstar	achieve the Fund benchmark’s duration exposures with respect to
considers to have investment strategies similar to those of the	the portion of the Fund allocated to cash reserves. This performed
Fund, gained 0.98%. This return serves as a peer comparison	as intended and was a positive in terms of absolute return
and is expressed net of operating expenses.	contribution and benchmark-relative performance.
RIMCo also managed a three-pronged strategy to seek to generate
How did the market conditions described in the Market	active returns through currency positioning by supplementing the
Summary report affect the Fund’s performance?	Fund’s existing active currency mandate with a more mechanistic
The fiscal year ended October 31, 2015 saw slowing global growth	strategy and to further reduce the Fund’s reliance on traditional
and commodity price weakness. Overall, this was modestly	fixed income market risks. This approach incorporates a currency
positive for fixed income assets, as yields fell, particularly among	overlay, an index replication and an enhanced cash strategy. The
sovereign bonds. On the other hand, credit sectors, primarily	currency overlay utilizes currency forward contracts to take long
within the U.S., were challenged in this environment. Corporate	and short positions in global foreign exchange markets. Because
bonds saw the largest drawdowns as sharply reduced commodity	the currency overlay is an out-of-benchmark position, RIMCo
prices (oil in particular), weakening earnings growth and elevated	managed an index replication strategy in connection with the
new issuance weighed on returns. In this environment, the Fund’s	currency overlay to provide benchmark-like exposure to its overall
strategic overweight to credit detracted.	strategy. The enhanced cash strategy is designed to provide for
The Fund’s currency positioning, on the other hand, added value,	modest returns on the cash held in connection with the currency
as the Fund benefited from a strong U.S. dollar rally, particularly	overlay and index replication strategies. Over the fiscal year, the
against European currencies, as the U.S. economy continued to	currency overlay strategy was positive for the Fund’s benchmark-
lead the global recovery.	relative performance, as was the underlying index replication strategy, due to its interest rate sensitivity as yields fell.

Russell Strategic Bond Fund 353

Russell Investment Company
Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

Throughout the period, RIMCo also implemented tactical ‘tilts’		* Principal Global Investors LLC is the asset management arm of the Principal
based on its judgments regarding shorter-term opportunities to		Financial Group® (The Principal® ), which includes various member companies including Principal Global Investors LLC, Principal Global
seek to generate returns and/or mitigate risk by purchasing and		Investors (Europe) Limited, and others. The Macro Currency Group is the
shorting U.S. Treasury futures and currency forward contracts.		specialist currency investment group within Principal Global Investors. Where
These tilts had a modestly positive benchmark-relative		used herein, Macro Currency Group means Principal Global Investors LLC.
contribution during the period due to RIMCo’s U.S. Treasury		The views expressed in this report reflect those of the portfolio
futures selections.		managers only through the end of the period covered by

Describe any changes to the Fund’s structure or the money		the report. These views do not necessarily represent the
manager line-up.		views of RIMCo, or any other person in RIMCo or any other
affiliated organization. These views are subject to change
There were no changes to the Fund’s structure or the money		at any time based upon market conditions or other events,
manager line-up during the fiscal year.		and RIMCo disclaims any responsibility to update the views
Money Managers as of October 31,		contained herein. These views should not be relied on as
2015	Styles	investment advice and, because investment decisions for
Brookfield Investment Management Inc.	Sector Specialist	a Russell Investment Company (“RIC”) Fund are based on
Colchester Global Investors Limited	Fully Discretionary	numerous factors, should not be relied on as an indication
Logan Circle Partners, L.P.	Fully Discretionary	of investment decisions of any RIC Fund.
Macro Currency Group – an investment
group within Principal Global Investors
LLC*	Fully Discretionary
Metropolitan West Asset Management, LLC	Fully Discretionary
Scout Investments, Inc.	Fully Discretionary
Wellington Management Company, LLP	Fully Discretionary

* Assumes initial investment on November 1, 2005.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡ The Fund first issued Class A Shares on September 2, 2008.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class C Shares on September 2, 2008.  The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares.  Had they done so, the returns shown for those periods would have been lower.  Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class S Shares on September 2, 2008.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

354 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$996.90	$1,020.32
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$4.88	$4.94

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$992.20	$1,016.53
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$8.64	$8.74
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.72%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$996.00	$1,020.32
	Expenses Paid During Period*	$4.88	$4.94

* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Strategic Bond Fund 355

Russell Investment Company
Russell Strategic Bond Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$998.40	$1,021.78
Expenses Paid During Period*	$3.43	$3.47

* Expenses are equal to the Fund's annualized expense ratio of 0.68%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$998.20	$1,021.58
Expenses Paid During Period*	$3.63	$3.67

* Expenses are equal to the Fund's annualized expense ratio of 0.72%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$999.00	$1,022.38
Expenses Paid During Period*	$2.82	$2.85

* Expenses are equal to the Fund's annualized expense ratio of 0.56%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

356 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 86.4%			Cabela's Credit Card Master Note Trust
Asset-Backed Securities - 9.2%			Series 2012-1A Class A2
			0.727% due 02/18/20 (Ê)(Þ)	6,500	6,504
Access Group, Inc.
Series 2003-A Class A2			Series 2014-1 Class A
1.225% due 07/01/38 (Ê)	1,471	1,442	0.547% due 03/16/20 (Ê)	1,820	1,817
Series 2004-2 Class A3			Capital Auto Receivables Asset Trust
0.510% due 10/25/24 (Ê)	3,700	3,454	Series 2013-1 Class B
			1.290% due 04/20/18	900	899
Accredited Mortgage Loan Trust
Series 2006-1 Class A4			Series 2013-4 Class A2
0.501% due 04/25/36 (Ê)	3,510	3,062	0.850% due 02/21/17	800	800
			Series 2014-1 Class A2
Series 2006-2 Class A4			0.960% due 04/20/17	1,871	1,871
0.481% due 09/25/36 (Ê)	9,855	8,309
Ally Auto Receivables Trust			CarFinance Capital Auto Trust
			Series 2014-1A Class A
Series 2012-5 Class A3			1.460% due 12/17/18 (Þ)	3,015	3,019
0.620% due 03/15/17	558	557
Series 2013-1 Class A3			CarMax Auto Owner Trust
0.630% due 05/15/17	889	889	Series 2013-1 Class A3
			0.600% due 10/16/17	776	775
Ally Master Owner Trust
Series 2013-1 Class A2			CCG Receivables Trust
1.000% due 02/15/18	3,395	3,397	Series 2013-1 Class A2
			1.050% due 08/14/20 (Þ)	460	460
Series 2014-2 Class A
0.567% due 01/16/18 (Ê)	6,220	6,219	Series 2014-1 Class A2
AmeriCredit Automobile Receivables			1.060% due 11/15/21 (Þ)	2,053	2,048
Trust			Centex Home Equity Loan Trust
Series 2012-4 Class B			Series 2002-D Class AF4
1.310% due 11/08/17	1,652	1,652	5.210% due 11/25/28	79	79
Series 2014-2 Class A2A			Series 2006-A Class AV4
0.540% due 10/10/17	727	727	0.471% due 06/25/36 (Ê)	4,713	4,347
Series 2014-2 Class A2B			Chase Issuance Trust
0.475% due 10/10/17 (Ê)	2,422	2,421	Series 2007-A2 Class A2
AMMC CDO			0.247% due 04/15/19 (Ê)	2,925	2,915
Series 2015-16A Class A1			Series 2014-A1 Class A1
1.821% due 04/14/27 (Ê)(Þ)	550	545	1.150% due 01/15/19	6,560	6,573
AMMC CLO XIV, Ltd.			Series 2014-A2 Class A2
Series 2014-14A Class A1L			2.770% due 03/15/23	6,750	6,975
1.770% due 07/27/26 (µ)(Ê)(Þ)	3,250	3,223	Series 2014-A8 Class A8
ARI Fleet Lease Trust			0.447% due 11/15/18 (Ê)	10,500	10,492
Series 2013-A Class A3			Series 2015-A4 Class A
0.920% due 07/15/21 (Þ)	3,698	3,696	1.840% due 04/15/22	3,800	3,781
Asset Backed Securities Corp. Home			Chesapeake Funding LLC
Equity Loan Trust			Series 2012-1A Class A
Series 2006-HE5 Class A5			0.945% due 11/07/23 (Ê)(Þ)	236	234
0.461% due 07/25/36 (Ê)	8,729	7,283	Series 2014-1A Class A
BA Credit Card Trust			0.615% due 03/07/26 (Ê)(Þ)	3,744	3,733
Series 2007-A1 Class A1			Series 2014-1A Class C
5.170% due 06/15/19	9,150	9,602	1.395% due 03/07/26 (Ê)(Þ)	1,370	1,368
Ballyrock CLO LLC			CIT Education Loan Trust
Series 2014-1A Class A1			Series 2007-1 Class A
1.797% due 10/20/26 (Ê)(Þ)	670	667	0.416% due 03/25/42 (Ê)(Þ)	3,490	3,238
Bank of The West Auto Trust			Citibank Credit Card Issuance Trust
Series 2014-1 Class A3			Series 2006-A7 Class A7
1.090% due 03/15/19 (Þ)	8,025	8,013	0.397% due 12/17/18 (Ê)	11,480	11,447
Bear Stearns Second Lien Trust			Series 2014-A3 Class A3
Series 2007-SV1A Class A2			0.395% due 05/09/18 (Ê)	2,920	2,919
0.517% due 12/25/36 (Å)(Ê)	1,878	1,817	Citigroup Mortgage Loan Trust, Inc.
BMW Vehicle Owner Trust			Series 2007-WFH1 Class A3
Series 2013-A Class A3			0.371% due 01/25/37 (Ê)	2,084	2,051
0.670% due 11/27/17	4,121	4,118	Series 2007-WFH1 Class A4
BNC Mortgage Loan Trust			0.421% due 01/25/37 (Ê)	7,880	7,359
Series 2007-2 Class A5			CNH Equipment Trust
0.531% due 05/25/37 (Ê)	3,915	2,792	Series 2012-D Class A3
Brazos Higher Education Authority, Inc.			0.650% due 04/16/18	259	259
Series 2010-1 Class A2			Conseco Finance Securitizations Corp.
1.529% due 02/25/35 (Ê)	5,000	4,989

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 357

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2001-4 Class A4			Series 2007-HE2 Class A2
7.360% due 08/01/32	1,648	1,782	6.054% due 12/25/37	2,181	2,132
Conseco Financial Corp.			Series 2007-HE2 Class A3
Series 1997-7 Class A6			6.193% due 12/25/37	813	798
6.760% due 07/15/28	134	137	Green Tree Financial Corp.
Countrywide Asset-Backed Certificates			Series 1994-1 Class A5
Series 2006-S8 Class A3			7.650% due 04/15/19	114	118
5.555% due 04/25/36	3,301	3,279	Greenpoint Manufactured Housing
Series 2007-4 Class A2			Series 1999-1 Class A5
5.429% due 04/25/47	1,285	1,386	6.770% due 08/15/29	2,915	2,842
Credit-Based Asset Servicing and			Series 1999-3 Class 1A7
Securitization LLC			7.270% due 06/15/29	2,913	2,872
Series 2003-CB6 Class M1			GSAA Trust
1.271% due 12/25/33 (Ê)	3,398	3,109	Series 2006-2 Class 2A3
Dryden Senior Loan Fund			0.727% due 12/25/35 (Ê)	305	305
Series 2015-37A Class A			Series 2006-S1 Class 2M2
1.821% due 04/15/27 (Ê)(Þ)	3,540	3,519	5.850% due 08/25/34 (Å)	3,968	3,330
Dryden XXV Senior Loan Fund			GSAMP Trust
Series 2012-25A Class A			Series 2006-HE5 Class A2C
1.701% due 01/15/25 (Ê)(Þ)	4,000	3,976	0.349% due 08/25/36 (Ê)	5,892	5,104
Eaton Vance CLO, Ltd.			Hertz Vehicle Financing LLC
Series 2014-1A Class A			Series 2013-1A Class A1
1.771% due 07/15/26 (Ê)(Þ)	1,300	1,290	1.120% due 08/25/17 (Þ)	4,515	4,507
Education Loan Asset-Backed Trust I			Series 2015-2A Class A
Series 2013-1 Class B1			2.020% due 09/25/19 (Å)	5,305	5,265
1.221% due 11/25/33 (Ê)(Þ)	6,116	5,686	Higher Education Funding I
Enterprise Fleet Financing LLC			Series 2014-1 Class A
Series 2013-2 Class A2			1.283% due 05/25/34 (Ê)(Þ)	2,975	2,935
1.060% due 03/20/19 (Þ)	2,653	2,651	Home Equity Asset Trust
Series 2014-1 Class A2			Series 2005-9 Class M1
0.870% due 09/20/19 (Þ)	1,238	1,235	0.580% due 04/25/36 (Ê)	2,977	2,487
EquiFirst Mortgage Loan Trust			Series 2006-3 Class M1
Series 2003-2 Class M2			0.584% due 07/25/36 (Ê)	3,380	2,643
2.771% due 09/25/33 (Ê)	1,496	1,417	Series 2006-4 Class 2A4
Exeter Automobile Receivables Trust			0.454% due 08/25/36 (Ê)	3,729	3,169
Series 2013-1A Class A			Honda Auto Receivables Owner Trust
1.290% due 10/16/17 (Þ)	2	2	Series 2012-3 Class A4
Fannie Mae Grantor Trust			0.740% due 10/15/18	1,762	1,762
Series 2003-T4 Class 2A5			Series 2013-2 Class A3
5.224% due 09/26/33	524	572	0.530% due 02/16/17	2,523	2,521
Federal Home Loan Mortgage Corp.			Series 2014-2 Class A3
Structured Pass-Through Securities			0.770% due 03/19/18	1,857	1,855
Series 2000-30 Class A5
7.602% due 12/25/30	349	366	Series 2015-2 Class A2
First Franklin Mortgage Loan Asset			0.690% due 08/21/17	1,400	1,399
Backed Certificates			Series 2015-3 Class A2
Series 2006-FF18 Class A2B			0.920% due 11/20/17	1,875	1,875
0.331% due 12/25/37 (Ê)	8,752	5,537	Series 2015-4 Class A2
First Investors Auto Owner Trust			0.820% due 07/23/18	2,940	2,936
Series 2014-3A Class A2			HSBC Home Equity Loan Trust
1.060% due 11/15/18 (Þ)	3,956	3,956	Series 2007-1 Class AS
Ford Credit Auto Owner Trust			0.366% due 03/20/36 (Ê)	2,726	2,713
Series 2012-D Class A3			HSI Asset Securitization Corp. Trust
0.510% due 04/15/17	398	398	Series 2007-WF1 Class 2A4
Series 2013-A Class A3			0.420% due 05/25/37 (Ê)	9,069	7,706
0.550% due 07/15/17	796	795	Hyundai Auto Receivables Trust
Series 2013-C Class A3			Series 2011-C Class A4
0.820% due 12/15/17	3,166	3,166	1.300% due 02/15/18	2,611	2,613
Series 2014-A Class A3			Series 2013-A Class A3
0.790% due 05/15/18	6,565	6,562	0.560% due 07/17/17	2,853	2,852
GM Financial Automobile Leasing Trust			Series 2013-C Class A3
Series 2015-3 Class A3			1.010% due 02/15/18	9,330	9,341
1.690% due 03/20/19	3,060	3,054	Series 2014-A Class A3
GMACM Home Equity Loan Trust			0.790% due 07/16/18	6,097	6,094
			Irwin Home Equity Loan Trust

See accompanying notes which are an integral part of the financial statements.

358 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2006-1 Class 2A3			Series 2006-B Class M1
5.770% due 09/25/35	3,383	3,464	0.524% due 09/25/36 (Ê)	5,340	3,893
IXIS Real Estate Capital Trust			Series 2007-A Class AV4
Series 2006-HE1 Class A3			0.424% due 03/25/37 (Ê)	4,290	3,615
0.374% due 03/25/36 (Ê)	1,931	1,189	Navient Private Education Loan Trust
Series 2006-HE1 Class A4			Series 2014-AA Class A2A
0.474% due 03/25/36 (Ê)	5,245	3,308	2.740% due 02/15/29 (Þ)	5,085	5,077
Series 2006-HE2 Class A3			Navient Student Loan Trust
0.359% due 08/25/36 (Ê)	673	281	Series 2014-1 Class A3
Series 2006-HE2 Class A4			0.680% due 06/25/31 (Ê)	6,465	6,160
0.430% due 08/25/36 (Ê)	5,564	2,382	Series 2014-2 Class A
Series 2007-HE1 Class A3			0.806% due 03/25/43 (Ê)	5,788	5,448
0.354% due 05/25/37 (Ê)	7,259	2,525	Series 2014-3 Class A
JGWPT XXX LLC			0.786% due 03/25/43 (Ê)	5,924	5,582
Series 2013-3A Class A			Nelnet Student Loan Trust
4.080% due 01/17/73 (Þ)	2,092	2,215	Series 2014-4A Class A2
JGWPT XXXII LLC			1.119% due 11/25/43 (Ê)(Þ)	3,225	2,927
Series 2014-2A Class A			Nissan Auto Receivables Owner Trust
3.610% due 01/17/73 (Þ)	2,513	2,558	Series 2014-A Class A3
JPMorgan Mortgage Acquisition Trust			0.720% due 08/15/18	4,727	4,725
Series 2006-WF1 Class A4			Series 2015-C Class A2A
6.130% due 07/25/36	6,141	3,659	0.870% due 11/15/18	2,930	2,928
Series 2007-CH2 Class AV4			Panhandle-Plains Higher Education
0.349% due 01/25/37 (Ê)	10,370	9,147	Authority, Inc.
Lehman ABS Manufactured Housing			Series 2011-1 Class A3
Contract Trust			1.276% due 10/01/37 (Ê)	2,500	2,451
Series 2001-B Class A6			Popular ABS Mortgage Pass-Through
6.467% due 04/15/40	561	596	Trust
Series 2001-B Class M1			Series 2006-C Class A4
6.630% due 04/15/40	1,615	1,746	0.471% due 07/25/36 (Ê)	7,224	6,832
Lehman XS Trust			Series 2006-D Class A3
Series 2006-9 Class A1B			0.481% due 11/25/46 (Ê)	5,455	4,757
0.359% due 05/25/46 (Ê)	816	694	Prestige Auto Receivables Trust
Series 2006-13 Class 1A2			Series 2013-1A Class A3
0.369% due 09/25/36 (Ê)	838	752	1.330% due 05/15/19 (Þ)	2,739	2,744
Series 2006-19 Class A2			Series 2014-1A Class A3
0.369% due 12/25/36 (Ê)	1,204	1,009	1.520% due 04/15/20 (Þ)	3,360	3,358
M&T Bank Auto Receivables Trust			Renaissance Home Equity Loan Trust
Series 2013-1A Class A3			Series 2005-4 Class A3
1.060% due 11/15/17 (Þ)	2,854	2,856	5.565% due 02/25/36	113	112
Mastr Asset Backed Securities Trust			Series 2006-1 Class AF3
Series 2005-NC2 Class A3			5.608% due 05/25/36	71	47
0.471% due 11/25/35 (Ê)	5,560	3,710	Series 2006-1 Class AF6
Series 2006-HE5 Class A3			5.746% due 05/25/36	1,548	1,075
0.359% due 11/25/36 (Ê)	3,903	2,434	Series 2006-2 Class AF2
Series 2006-HE5 Class A4			5.762% due 08/25/36	228	141
0.441% due 11/25/36 (Å)(Ê)	1,107	696	Series 2007-1 Class AF2
Series 2006-NC2 Class A4			5.512% due 04/25/37	4,635	2,402
0.349% due 08/25/36 (Ê)	11,425	5,728	Santander Drive Auto Receivables Trust
Series 2006-NC3 Class A5			Series 2013-1 Class B
0.431% due 10/25/36 (Ê)	6,747	4,117	1.160% due 01/15/19	1,207	1,207
Mercedes Benz Auto Lease Trust			Series 2014-2 Class A3
Series 2013-B Class A4			0.800% due 04/16/18	5,866	5,862
0.760% due 07/15/19	2,470	2,470	Series 2014-3 Class A2A
Mercedes-Benz Auto Receivables Trust			0.540% due 08/15/17	1,059	1,059
Series 2014-1 Class A2			Series 2014-4 Class B
0.430% due 02/15/17	5,324	5,322	1.820% due 05/15/19	3,225	3,233
Mid-State Capital Corp. Trust			Series 2015-4 Class A3
Series 2005-1 Class A			1.580% due 09/16/19	2,910	2,904
5.745% due 01/15/40	1,933	2,076	Saxon Asset Securities Trust
MSCC Heloc Trust			Series 2007-2 Class A2C
Series 2007-1 Class A			0.461% due 05/25/47 (Ê)	6,979	4,812
0.299% due 12/25/31 (Ê)	2,067	1,992	Scholar Funding Trust
Nationstar Home Equity Loan Trust

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 359

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2012-B Class A2			Series 2005-4XS Class 2A1A
1.332% due 03/28/46 (Ê)(Þ)	3,500	3,464	1.906% due 03/25/35 (Ê)	1,249	1,191
Securitized Asset Backed Receivables			Series 2006-BC6 Class A4
LLC Trust			0.369% due 01/25/37 (Ê)	4,740	4,032
Series 2007-BR4 Class A2B			Series 2006-WF2 Class A3
0.421% due 05/25/37 (Ê)	6,601	4,110	0.349% due 07/25/36 (Ê)	247	246
Series 2007-BR5 Class A2A			Series 2006-WF3 Class A4
0.329% due 05/25/37 (Ê)	3,675	2,490	0.480% due 09/25/36 (Ê)	5,740	5,350
Series 2007-NC1 Class A2B			Series 2007-BC1 Class A4
0.349% due 12/25/36 (Ê)	7,147	3,986	0.329% due 02/25/37 (Ê)	9,815	8,628
Series 2007-NC1 Class A2C			SunTrust Student Loan Trust
0.431% due 12/25/36 (Ê)	1,774	998	Series 2006-1A Class A4
SLM Private Education Loan Trust			0.423% due 10/28/37 (Ê)(Þ)	5,000	4,554
Series 2010-A Class 2A			Synchrony Credit Card Master Note Trust
3.447% due 05/16/44 (Ê)(Þ)	6,703	6,969	Series 2014-1 Class A
SLM Student Loan Trust			1.610% due 11/15/20	3,425	3,433
Series 2004-8 Class B			Toyota Auto Receivables Owner Trust
0.780% due 01/25/40 (Ê)	809	688	Series 2013-A Class A3
Series 2006-2 Class A6			0.550% due 01/17/17	1,017	1,017
0.490% due 01/25/41 (Ê)	4,400	3,887	Series 2014-B Class A3
Series 2006-8 Class A6			0.760% due 03/15/18	3,000	2,997
0.480% due 01/25/41 (Ê)	4,400	3,835	Series 2014-C Class A2
Series 2007-6 Class B			0.510% due 02/15/17	1,724	1,723
1.170% due 04/27/43 (Ê)	1,308	1,089	Series 2015-B Class A2B
Series 2008-2 Class B			0.407% due 11/15/17 (Ê)	3,465	3,463
1.520% due 01/25/29 (Ê)	1,270	1,014	Volkswagen Auto Loan Enhanced Trust
Series 2008-3 Class A3			Series 2012-2 Class A3
1.320% due 10/25/21 (Ê)	5,132	5,022	0.460% due 01/20/17	653	653
Series 2008-3 Class B			World Financial Network Credit Card
1.520% due 04/25/29 (Ê)	1,270	1,043	Master Trust
Series 2008-4 Class B			Series 2014-A Class A
2.084% due 04/25/29 (Ê)	1,290	1,168	0.577% due 12/15/19 (Ê)	3,525	3,525
Series 2008-5 Class B			World Omni Auto Receivables Trust
2.127% due 07/25/29 (Ê)	1,290	1,195	Series 2014-A Class A2
Series 2008-6 Class B			0.430% due 05/15/17	1,063	1,063
2.084% due 07/25/29 (Ê)	1,290	1,184	World Omni Master Owner Trust
Series 2008-7 Class B			Series 2013-1 Class A
2.084% due 07/25/29 (Ê)	1,295	1,128	0.547% due 02/15/18 (Ê)(Þ)	7,075	7,073
Series 2008-8 Class B					572,323
2.484% due 10/25/29 (Ê)	1,300	1,237	Corporate Bonds and Notes - 22.0%
Series 2008-9 Class A			21st Century Fox America, Inc.
1.777% due 04/25/23 (Ê)	5,291	5,319	4.500% due 02/15/21	3,080	3,336
Series 2008-9 Class B			3.000% due 09/15/22	2,250	2,233
2.527% due 10/25/29 (Ê)	1,300	1,249	AbbVie, Inc.
Series 2013-4 Class A			3.600% due 05/14/25	1,500	1,475
0.720% due 06/25/27 (Ê)	2,643	2,558	4.500% due 05/14/35	3,820	3,644
SMART Trust			ACE INA Holdings, Inc.
Series 2012-1USA Class A4A			2.300% due 11/03/20	3,560	3,562
2.010% due 12/14/17 (Þ)	2,665	2,687	2.875% due 11/03/22	3,880	3,885
SMB Private Education Loan Trust			Advanced Micro Devices, Inc.
Series 2015-A Class A3			6.750% due 03/01/19	3,180	2,449
1.697% due 02/17/32 (Ê)(Þ)	6,125	6,000	Aetna, Inc.
SoFi Professional Loan Program LLC			2.750% due 11/15/22	1,645	1,615
Series 2014-B Class A2			AIG Global Funding
2.550% due 08/27/29 (Þ)	4,093	4,103	1.650% due 12/15/17 (Þ)	2,455	2,456
Soundview Home Loan Trust			Albemarle Corp.
Series 2005-4 Class M2			4.150% due 12/01/24	2,020	2,000
0.691% due 03/25/36 (Ê)	3,870	3,287	Series 30YR
Structured Asset Investment Loan Trust			5.450% due 12/01/44	3,885	3,846
Series 2006-2 Class A3			Ally Financial, Inc.
0.354% due 04/25/36 (Ê)	2,807	2,502	2.750% due 01/30/17	6,500	6,533
Structured Asset Securities Corp.
Mortgage Loan Trust			3.600% due 05/21/18	5,530	5,599
			Altria Group, Inc.

See accompanying notes which are an integral part of the financial statements.

360 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.000% due 01/31/24	1,800	1,894	6.875% due 04/25/18	5,100	5,692
9.950% due 11/10/38	370	603	5.875% due 01/05/21	1,075	1,229
10.200% due 02/06/39	2,155	3,562	3.300% due 01/11/23	2,950	2,942
4.250% due 08/09/42	2,285	2,157	4.000% due 01/22/25	5,630	5,551
5.375% due 01/31/44	600	653	3.875% due 08/01/25	1,175	1,195
Amazon.com, Inc.			Series L
4.950% due 12/05/44	3,035	3,164	4.750% due 04/21/45	1,300	1,269
American Airlines Pass-Through Trust			Series MTNL
Series 2011-1 Class A			5.650% due 05/01/18	3,500	3,808
5.250% due 01/31/21	1,610	1,706	Bank of America NA
Series 2013-2 Class A			Series BKNT
4.950% due 01/15/23	4,996	5,352	5.300% due 03/15/17	4,165	4,370
Series 2014-1 Class B			0.637% due 06/15/17 (Ê)	4,175	4,146
4.375% due 10/01/22	2,172	2,183	6.100% due 06/15/17	2,000	2,135
American Express Credit Corp.			1.650% due 03/26/18	2,955	2,950
Series F			1.750% due 06/05/18	6,965	6,957
2.600% due 09/14/20	8,170	8,232	Bank of Nova Scotia (The)
American International Group, Inc.			Series YCD
6.400% due 12/15/20	8,455	9,983	0.524% due 11/07/16 (Ê)(~)	6,495	6,494
3.875% due 01/15/35	1,500	1,405	Bayer US Finance LLC
4.375% due 01/15/55	3,313	3,052	2.375% due 10/08/19 (Þ)	4,085	4,125
8.175% due 05/15/58	1,350	1,782	BB&T Corp.
American Tower Trust I			1.197% due 06/15/18 (Ê)	4,000	4,022
3.070% due 03/15/23 (Þ)	2,145	2,091	Bear Stearns Cos. LLC (The)
Ameriprise Financial, Inc.			5.550% due 01/22/17	3,681	3,857
7.518% due 06/01/66	2,705	2,691	Bellsouth Capital Funding Corp.
Amgen, Inc.			7.875% due 02/15/30	3,130	3,770
2.125% due 05/15/17	1,030	1,043	Berkshire Hathaway, Inc.
Anadarko Petroleum Corp.			4.500% due 02/11/43	1,100	1,116
6.375% due 09/15/17	2,890	3,112	Biogen, Inc.
6.950% due 06/15/19	1,675	1,900	2.900% due 09/15/20	6,085	6,139
6.450% due 09/15/36	8,247	9,278	3.625% due 09/15/22	3,940	4,006
4.500% due 07/15/44	2,680	2,480	5.200% due 09/15/45	3,070	3,096
Anheuser-Busch InBev Finance, Inc.			Blue Cube Spinco, Inc.
0.513% due 01/27/17 (Ê)	6,215	6,195	10.000% due 10/15/25 (Þ)	2,655	2,881
Anheuser-Busch InBev Worldwide, Inc.			BMW US Capital LLC
5.375% due 01/15/20	1,725	1,920	0.669% due 06/02/17 (Ê)	11,200	11,084
Anthem, Inc.			Boardwalk Pipelines, LP
3.125% due 05/15/22	1,175	1,165	4.950% due 12/15/24	3,000	2,745
4.650% due 01/15/43	1,780	1,750	Burlington Northern Santa Fe LLC
Apache Corp.			3.050% due 03/15/22	2,100	2,111
4.750% due 04/15/43	6,350	5,872	3.400% due 09/01/24	9,390	9,427
4.250% due 01/15/44	1,930	1,692	4.150% due 04/01/45	1,200	1,129
Apollo Management Holdings, LP			Capital One Bank USA NA
4.000% due 05/30/24 (Þ)	3,325	3,342	Series BKNT
Appalachian Power Co.			1.150% due 11/21/16	2,000	1,995
4.450% due 06/01/45	2,300	2,236	Capital One NA
Apple, Inc.			2.350% due 08/17/18	3,365	3,381
0.584% due 05/03/18 (Ê)	10,416	10,421	Series BKNT
AT&T, Inc.			1.650% due 02/05/18	4,140	4,116
1.700% due 06/01/17	4,155	4,175	Cargill, Inc.
3.000% due 06/30/22	2,425	2,379	6.000% due 11/27/17 (Þ)	3,250	3,530
3.400% due 05/15/25	2,250	2,183	Caterpillar Financial Services Corp.
4.800% due 06/15/44	1,000	930	7.150% due 02/15/19	1,575	1,828
4.750% due 05/15/46	2,405	2,208	CBS Corp.
AutoNation, Inc.			4.300% due 02/15/21	1,444	1,523
4.500% due 10/01/25	5,070	5,192	3.375% due 03/01/22	2,650	2,648
Avaya, Inc.			CCO Safari II LLC
9.000% due 04/01/19 (Þ)	5,350	4,360	4.464% due 07/23/22 (Þ)	7,980	8,096
Axiall Corp.			4.908% due 07/23/25 (Þ)	2,925	2,973
4.875% due 05/15/23	5,155	4,900	6.384% due 10/23/35 (Þ)	3,230	3,327
Bank of America Corp.			Celgene Corp.
5.750% due 12/01/17	3,495	3,776	2.250% due 05/15/19	2,385	2,396

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 361

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
2.875% due 08/15/20	4,005	4,030	CVS Health Corp.
3.875% due 08/15/25	1,700	1,705	2.800% due 07/20/20	5,825	5,924
CF Industries, Inc.			3.875% due 07/20/25	5,735	5,899
5.150% due 03/15/34	1,305	1,286	5.125% due 07/20/45	4,357	4,671
Chase Capital III			Series 7YR
Series C			3.500% due 07/20/22	890	918
0.964% due 03/01/27 (Ê)	1,740	1,470	Daimler Finance NA LLC
Chesapeake Energy Corp.			0.682% due 03/10/17 (Ê)(Þ)	5,145	5,113
3.571% due 04/15/19 (Ê)	6,795	4,383	2.000% due 08/03/18 (Þ)	6,020	6,017
6.625% due 08/15/20	4,045	2,740	DaVita HealthCare Partners, Inc.
5.375% due 06/15/21	1,560	1,010	5.125% due 07/15/24	1,400	1,421
4.875% due 04/15/22	2,755	1,708	DCP Midstream Operating, LP
Chevron Corp.			2.500% due 12/01/17	685	638
2.355% due 12/05/22	3,450	3,365	Delta Air Lines Pass-Through Trust
CHS/Community Health Systems, Inc.			Series 2002-1 Class G-1
8.000% due 11/15/19	1,375	1,430	6.718% due 01/02/23	2,796	3,181
CIT Group, Inc.			Series 2007-1 Class A
6.625% due 04/01/18 (Þ)	3,155	3,400	6.821% due 08/10/22	2,928	3,411
Citigroup, Inc.			Devon Energy Corp.
4.450% due 01/10/17	3,035	3,149	5.600% due 07/15/41	3,835	3,713
6.000% due 08/15/17	1,500	1,614	5.000% due 06/15/45	5,315	4,931
6.125% due 11/21/17	7,695	8,368	DIRECTV Holdings LLC / DIRECTV
1.850% due 11/24/17	5,715	5,732	Financing Co., Inc.
1.800% due 02/05/18	8,005	7,991	4.600% due 02/15/21	1,950	2,093
2.150% due 07/30/18	3,375	3,388	4.450% due 04/01/24	2,200	2,268
8.500% due 05/22/19	1,195	1,442	Discover Bank
2.400% due 02/18/20	800	796	Series BKNT
			3.100% due 06/04/20	2,000	2,023
4.500% due 01/14/22	2,400	2,595	DISH DBS Corp.
4.450% due 09/29/27	3,385	3,382	6.750% due 06/01/21	580	599
0.943% due 08/25/36 (Ê)	2,250	1,726	Dominion Resources, Inc.
4.650% due 07/30/45	3,045	3,091	4.450% due 03/15/21	3,075	3,299
Series Q			Series B
5.950% due 12/31/49 (ƒ)	4,305	4,297	2.750% due 09/15/22	3,525	3,422
CNA Financial Corp.			Duke Energy Corp.
5.875% due 08/15/20	1,650	1,857	3.050% due 08/15/22	6,450	6,401
7.250% due 11/15/23	1,850	2,195	Duke Energy Progress LLC
Comcast Corp.			4.100% due 03/15/43	1,545	1,528
3.600% due 03/01/24	3,925	4,118	eBay, Inc.
Commonwealth Edison Co.			0.523% due 07/28/17 (Ê)	6,190	6,107
5.800% due 03/15/18	1,745	1,912	0.809% due 08/01/19 (Ê)	3,950	3,839
Compass Bank			El Paso Natural Gas Co. LLC
Series BKNT			7.500% due 11/15/26	1,425	1,605
6.400% due 10/01/17	4,950	5,296	Enbridge Energy Partners, LP
2.750% due 09/29/19	1,780	1,766	5.875% due 10/15/25	1,000	1,008
ConAgra Foods, Inc.			Energy Transfer Partners, LP
4.950% due 08/15/20	4,425	4,712	4.050% due 03/15/25	5,710	5,024
ConocoPhillips Co.			6.050% due 06/01/41	2,158	1,923
2.875% due 11/15/21	3,560	3,569	3.346% due 11/01/66 (Ê)	11,467	7,970
4.300% due 11/15/44	1,930	1,844	Enterprise Products Operating LLC
Continental Resources, Inc.			5.250% due 01/31/20	1,010	1,105
4.900% due 06/01/44	750	568	3.700% due 02/15/26	3,350	3,184
Credit Suisse			5.950% due 02/01/41	2,850	2,980
1.750% due 01/29/18	4,765	4,778	Series B
6.000% due 02/15/18	690	747	7.034% due 01/15/68	2,590	2,736
3.000% due 10/29/21	1,200	1,208	Exelon Corp.
Series GMTN			2.850% due 06/15/20	3,850	3,853
0.897% due 05/26/17 (Ê)	2,050	2,044	Express Scripts Holding Co.
Crown Castle Towers LLC			7.250% due 06/15/19	1,000	1,155
4.174% due 08/15/17 (Þ)	3,880	3,969	Exxon Mobil Corp.
3.222% due 05/15/22 (Þ)	3,610	3,548	0.377% due 03/15/17 (Ê)	12,250	12,238
CSX Corp.			Farmers Exchange Capital
4.250% due 06/01/21	3,075	3,293	7.200% due 07/15/48 (Þ)	1,100	1,385

See accompanying notes which are an integral part of the financial statements.

362 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Farmers Exchange Capital II			2.750% due 09/15/20	365	367
6.151% due 11/01/53 (Þ)	4,000	4,259	5.750% due 01/24/22	3,985	4,566
Farmers Exchange Capital III			3.625% due 01/22/23	650	664
5.454% due 10/15/54 (Þ)	3,275	3,243	1.925% due 11/29/23 (Ê)	4,455	4,495
Fifth Third Bank			4.250% due 10/21/25	4,980	4,978
Series BKNT			6.750% due 10/01/37	2,302	2,774
2.875% due 10/01/21	2,900	2,897	4.750% due 10/21/45	1,660	1,684
First Data Corp.			Series 10YR
12.625% due 01/15/21	1,770	2,029	3.500% due 01/23/25	990	978
First Union Capital II			Series D
Series A			6.000% due 06/15/20	1,875	2,148
7.950% due 11/15/29	1,575	2,076	Series M
FirstEnergy Transmission LLC			5.375% due 12/31/49 (ƒ)	4,220	4,178
5.450% due 07/15/44 (Þ)	907	932	Great Plains Energy, Inc.
Ford Motor Credit Co. LLC			5.292% due 06/15/22	3,785	4,194
3.984% due 06/15/16	8,815	8,951	HCP, Inc.
1.095% due 01/17/17 (Ê)	13,900	13,830	4.250% due 11/15/23	2,600	2,611
4.250% due 02/03/17	9,500	9,781	Hewlett Packard Enterprise Co.
3.000% due 06/12/17	2,800	2,843	2.450% due 10/05/17 (Å)	9,000	9,026
2.240% due 06/15/18	3,610	3,598	4.400% due 10/15/22 (Å)	10,475	10,562
2.551% due 10/05/18	3,565	3,573	4.900% due 10/15/25 (Å)	6,100	6,028
2.459% due 03/27/20	3,000	2,937	6.200% due 10/15/35 (Å)	6,175	6,024
3.157% due 08/04/20	1,750	1,769	Howard Hughes Medical Institute
Series FXD			3.500% due 09/01/23	1,640	1,706
2.145% due 01/09/18	6,395	6,396	HSBC Bank USA NA
Forest Laboratories LLC			Series BKNT
4.875% due 02/15/21 (Þ)	2,815	3,045	5.875% due 11/01/34	2,665	3,135
FPL Energy Wind Funding LLC			HSBC USA, Inc.
6.876% due 06/27/17 (Þ)	245	237	2.000% due 08/07/18	3,950	3,954
Freeport-McMoRan, Inc.			2.625% due 09/24/18	5,875	5,991
3.550% due 03/01/22	1,080	860	Indiantown Cogeneration, LP
3.875% due 03/15/23	1,070	837	Series A-10
Frontier Communications Corp.			9.770% due 12/15/20	1,195	1,356
11.000% due 09/15/25 (Þ)	3,805	3,988	Intel Corp.
General Electric Capital Corp.			3.700% due 07/29/25	2,575	2,674
0.491% due 02/15/17 (Ê)	4,995	4,992	4.900% due 07/29/45	2,000	2,080
0.684% due 05/05/26 (Ê)	3,045	2,849	International Business Machines Corp.
0.801% due 08/15/36 (Ê)	1,000	846	0.491% due 02/06/18 (Ê)	4,785	4,766
Series GMTN			0.684% due 02/12/19 (Ê)	3,000	2,976
4.625% due 01/07/21	1,389	1,538	International Lease Finance Corp.
3.100% due 01/09/23	679	687	7.125% due 09/01/18 (Þ)	1,500	1,661
6.150% due 08/07/37	583	741	International Paper Co.
Series MTNA			5.150% due 05/15/46	2,955	2,898
6.750% due 03/15/32	852	1,117	IPALCO Enterprises, Inc.
General Electric Co.			5.000% due 05/01/18	3,500	3,692
5.250% due 12/06/17	3,805	4,107	Janus Capital Group, Inc.
2.700% due 10/09/22	1,950	1,951	4.875% due 08/01/25	3,410	3,489
4.500% due 03/11/44	3,250	3,371	JetBlue Airways Pass-Through Trust
General Motors Co.			Series 04-2 Class G-2
4.875% due 10/02/23	11,325	11,881	0.812% due 11/15/16 (Ê)	4,039	3,999
6.250% due 10/02/43	1,655	1,828	Johnson & Johnson
General Motors Financial Co., Inc.			0.395% due 11/28/16 (Ê)	7,190	7,193
3.450% due 04/10/22	1,500	1,465	JPMorgan Chase & Co.
Georgia-Pacific LLC			6.300% due 04/23/19	3,050	3,468
8.875% due 05/15/31	2,910	4,166	2.750% due 06/23/20	2,755	2,778
Gilead Sciences, Inc.			4.350% due 08/15/21	2,900	3,108
2.550% due 09/01/20	6,655	6,719	3.375% due 05/01/23	1,325	1,300
3.650% due 03/01/26	6,280	6,349	4.250% due 10/01/27	2,525	2,534
4.750% due 03/01/46	100	101	JPMorgan Chase Bank NA
Goldman Sachs Capital I			Series BKNT
6.345% due 02/15/34	3,225	3,776	6.000% due 10/01/17	7,800	8,442
Goldman Sachs Group, Inc. (The)			JPMorgan Chase Capital XIII
6.250% due 09/01/17	5,310	5,763

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 363

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series M			4.297% due 07/15/54 (Þ)	3,265	3,207
1.277% due 09/30/34 (Ê)	3,530	2,991	Mylan, Inc.
JPMorgan Chase Capital XXI			2.550% due 03/28/19	3,760	3,684
Series U			National City Bank
1.279% due 02/02/37 (Ê)	455	355	Series BKNT
JPMorgan Chase Capital XXIII			0.702% due 06/07/17 (Ê)	3,075	3,059
1.362% due 05/15/47 (Ê)	8,880	6,593	National Rural Utilities Cooperative
Kellogg Co.			Finance Corp.
1.875% due 11/17/16	6,300	6,350	2.300% due 11/15/19	5,805	5,827
Kinder Morgan, Inc.			Neptune Finco Corp.
3.050% due 12/01/19	2,260	2,191	6.625% due 10/15/25 (Þ)	1,170	1,231
4.300% due 06/01/25	3,360	3,039	New York Life Global Funding
KKR Group Finance Co. III LLC			1.450% due 12/15/17 (Þ)	6,090	6,100
5.125% due 06/01/44 (Þ)	5,455	5,391	NextEra Energy Capital Holdings, Inc.
Kohl's Corp.			Series F
4.250% due 07/17/25	6,485	6,436	2.056% due 09/01/17	2,000	2,010
5.550% due 07/17/45	3,115	3,008	NiSource Finance Corp.
Kraft Heinz Foods Co.			6.400% due 03/15/18	868	960
1.600% due 06/30/17 (Þ)	1,740	1,741	Nissan Motor Acceptance Corp.
2.800% due 07/02/20 (Þ)	1,290	1,295	0.884% due 03/03/17 (Ê)(Þ)	4,430	4,422
3.500% due 07/15/22 (Þ)	1,620	1,651	Noble Energy, Inc.
4.875% due 02/15/25 (Þ)	8,569	9,213	3.900% due 11/15/24	1,000	952
Lowe's Cos., Inc.			Norfolk Southern Corp.
3.375% due 09/15/25	2,450	2,488	3.000% due 04/01/22	1,675	1,662
Manufacturers & Traders Trust Co.			NVR, Inc.
Series BKNT			3.950% due 09/15/22	3,200	3,260
1.400% due 07/25/17	5,600	5,578	Oncor Electric Delivery Co. LLC
Marathon Oil Corp.			6.800% due 09/01/18	7,750	8,754
5.200% due 06/01/45	7,375	6,386	PACCAR Financial Corp.
McGraw Hill Financial, Inc.			0.522% due 06/06/17 (Ê)	2,500	2,497
3.300% due 08/14/20 (Þ)	4,890	4,976	0.932% due 12/06/18 (Ê)	1,000	1,004
McKesson Corp.			Panhandle Eastern Pipe Line Co., LP
2.284% due 03/15/19	1,825	1,822	8.125% due 06/01/19	3,542	4,089
			Penske Truck Leasing Co. Lp / PTL
Mead Johnson Nutrition Co.			Finance Corp.
4.125% due 11/15/25	4,060	4,101	3.050% due 01/09/20 (Þ)	2,500	2,497
Medco Health Solutions, Inc.
4.125% due 09/15/20	2,027	2,152	Pfizer, Inc.
			0.512% due 05/15/17 (Ê)	7,095	7,086
Medtronic, Inc.			0.637% due 06/15/18 (Ê)	1,448	1,444
Series WI
2.500% due 03/15/20	615	625	5.800% due 08/12/23	1,388	1,618
Merck & Co., Inc.			Philip Morris International, Inc.
0.724% due 05/18/18 (Ê)	11,425	11,439	2.900% due 11/15/21	5,575	5,667
MetLife, Inc.			3.250% due 11/10/24	1,725	1,748
10.750% due 08/01/39	4,795	7,552	Plains All American Pipeline, LP / PAA
			Finance Corp.
Microsoft Corp.			2.850% due 01/31/23	850	778
3.125% due 11/03/25	6,130	6,203
3.750% due 02/12/45	2,000	1,844	PNC Bank NA
			Series BKNT
4.450% due 11/03/45	1,905	1,931	1.850% due 07/20/18	5,585	5,598
MidAmerican Energy Co.			2.700% due 11/01/22	5,180	5,006
3.500% due 10/15/24	1,500	1,553	PNC Funding Corp.
Monongahela Power Co.			3.300% due 03/08/22	8,530	8,789
4.100% due 04/15/24 (Þ)	1,815	1,883
5.400% due 12/15/43 (Þ)	1,850	2,067	Principal Financial Group, Inc.
			3.125% due 05/15/23	1,683	1,647
Morgan Stanley			Procter & Gamble Co. (The)
5.550% due 04/27/17	2,450	2,594	0.389% due 11/04/16 (Ê)	4,265	4,266
3.950% due 04/23/27	6,185	6,016	0.599% due 11/01/19 (Ê)	5,000	4,977
4.300% due 01/27/45	4,780	4,581	Progress Energy, Inc.
Series GMTN			3.150% due 04/01/22	3,750	3,736
5.450% due 01/09/17	2,425	2,540	Prudential Financial, Inc.
6.625% due 04/01/18	4,905	5,449	3.500% due 05/15/24	3,375	3,429
5.500% due 07/24/20	1,500	1,685	5.625% due 06/15/43	1,650	1,727
4.000% due 07/23/25	1,275	1,311	Public Service Co. of New Mexico
Mutual of Omaha Insurance Co.			7.950% due 05/15/18	3,320	3,758

See accompanying notes which are an integral part of the financial statements.

364 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Quebecor World Capital Corp.			1.800% due 03/26/18	7,035	7,045
4.875% due 01/02/49 (Ø)(Þ)	625	—	Series BKNT
6.125% due 11/15/49 (Ø)	1,955	—	5.750% due 04/25/18	940	1,026
QVC, Inc.			Union Pacific Railroad Co. Pass-Through
4.375% due 03/15/23	5,765	5,560	Trust
Series WI			Series 06-1
5.450% due 08/15/34	2,040	1,818	5.866% due 07/02/30	923	1,061
Rayonier AM Products, Inc.			United Technologies Corp.
5.500% due 06/01/24 (Þ)	3,360	2,654	3.100% due 06/01/22	1,800	1,847
Reliance Standard Life Global Funding			UnitedHealth Group, Inc.
II			1.450% due 07/17/17	2,810	2,826
2.150% due 10/15/18 (Å)	2,345	2,342	1.900% due 07/16/18	3,420	3,461
2.500% due 01/15/20 (Þ)	3,070	3,058	2.700% due 07/15/20	4,435	4,529
Republic Services, Inc.			2.875% due 12/15/21	3,375	3,438
5.250% due 11/15/21	1,850	2,063	3.350% due 07/15/22	630	653
3.550% due 06/01/22	2,850	2,933	Univision Communications, Inc.
Reynolds American, Inc.			5.125% due 05/15/23 (Þ)	550	545
6.750% due 06/15/17	3,400	3,664	Unum Group
3.750% due 05/20/23 (Þ)	2,900	2,925	4.000% due 03/15/24	3,410	3,472
4.850% due 09/15/23	1,275	1,380	US Airways Pass-Through Trust
4.450% due 06/12/25	1,775	1,852	Series 2012-1 Class A
5.850% due 08/15/45	4,520	5,014	5.900% due 10/01/24	2,610	2,884
Roche Holdings, Inc.			Series A Class A
2.875% due 09/29/21 (Þ)	3,375	3,454	7.125% due 10/22/23	2,576	3,002
Sabine Pass LNG, LP			US Bank NA
7.500% due 11/30/16	385	397	Series BKNT
Series 144a			0.533% due 09/11/17 (Ê)	4,800	4,785
7.500% due 11/30/16 (Þ)	2,900	2,993	1.375% due 09/11/17	2,400	2,406
SABMiller Holdings, Inc.			US Bank NA/Cincinnati OH
3.750% due 01/15/22 (Þ)	5,045	5,159	Series BKNT
Samsung Electronics America, Inc.			0.620% due 01/26/18 (Ê)	250	249
1.750% due 04/10/17 (Þ)	3,160	3,158	USF&G Capital III
SL Green Realty Corp			8.312% due 07/01/46 (Þ)	2,244	3,278
7.750% due 03/15/20	2,300	2,721	Valeant Pharmaceuticals International,
Southern Power Co.			Inc.
Series 15B			5.500% due 03/01/23 (Þ)	619	520
2.375% due 06/01/20	1,775	1,731	6.125% due 04/15/25 (Þ)	300	252
Sprint Capital Corp.			Valero Energy Corp.
8.750% due 03/15/32	8,565	7,709	4.900% due 03/15/45	40	37
Sprint Communications, Inc.			Ventas Realty LP/CAP CRP
9.000% due 11/15/18 (Þ)	1,500	1,649	2.000% due 02/15/18	1,400	1,404
Stryker Corp.			Verizon Communications, Inc.
3.375% due 11/01/25	3,080	3,079	0.733% due 06/09/17 (Ê)	661	659
Synchrony Financial			1.350% due 06/09/17	5,255	5,261
4.500% due 07/23/25	725	734	2.086% due 09/14/18 (Ê)	600	616
Sysco Corp.			3.650% due 09/14/18	4,140	4,366
2.600% due 10/01/20	5,040	5,091	3.000% due 11/01/21	4,000	4,030
3.750% due 10/01/25	2,450	2,494	3.500% due 11/01/21	2,100	2,165
Tenet Healthcare Corp.			5.050% due 03/15/34	5,814	5,863
3.837% due 06/15/20 (Ê)(Þ)	1,165	1,156	Series WI
Time Warner Cable, Inc.			4.272% due 01/15/36	4,770	4,372
8.250% due 04/01/19	2,000	2,331	4.862% due 08/21/46	1,000	957
Time Warner Entertainment Co., LP			4.672% due 03/15/55	3,502	3,078
8.375% due 03/15/23	1,000	1,241	Viacom, Inc.
Toyota Motor Credit Corp.			3.125% due 06/15/22	2,375	2,217
1.450% due 01/12/18	2,070	2,074	5.850% due 09/01/43	5,482	5,162
Series MTn			Volkswagen Group of America Finance
0.706% due 03/12/20 (Ê)	13,210	12,990	LLC
UAL Pass-Through Trust			0.810% due 11/20/17 (Å)(Ê)	3,785	3,614
Series 09-1			Wachovia Capital Trust III
10.400% due 11/01/16	150	160	5.570% due 03/29/49 (ƒ)	3,440	3,378
UBS AG			Wachovia Corp.
1.375% due 06/01/17	3,700	3,696	0.607% due 06/15/17 (Ê)	5,495	5,479

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 365

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$			or Shares	$
WEA Finance LLC / Westfield UK &			BAT International Finance PLC
Europe Finance PLC			2.125% due 06/07/17 (Þ)		6,527	6,596
3.250% due 10/05/20 (Þ)	1,025	1,035	2.750% due 06/15/20 (Þ)		2,875	2,930
Wells Fargo & Co.			3.500% due 06/15/22 (Þ)		830	858
0.716% due 06/02/17 (Ê)	10,930	10,905	Berkshire Hathaway, Inc.
3.500% due 03/08/22	7,390	7,686	0.750% due 03/16/23	EUR	1,010	1,068
4.125% due 08/15/23	1,675	1,743	BHP Billiton Finance USA, Ltd.
3.900% due 05/01/45	2,500	2,325	6.750% due 10/19/75 (Å)		3,350	3,421
Series GMTN			BP Capital Markets PLC
2.600% due 07/22/20	5,385	5,431	0.764% due 11/07/16 (Ê)		3,800	3,798
4.300% due 07/22/27	2,885	2,977	2.315% due 02/13/20		1,370	1,379
Welltower, Inc.			3.506% due 03/17/25		4,160	4,188
6.125% due 04/15/20	2,740	3,113	BPCE SA
4.950% due 01/15/21	650	704	0.934% due 11/18/16 (Ê)		4,000	4,003
5.250% due 01/15/22	2,500	2,720	4.000% due 04/15/24		2,485	2,587
Williams Cos., Inc. (The)			Braskem Finance, Ltd.
7.875% due 09/01/21	458	463	6.450% due 02/03/24		2,375	2,137
Williams Partners, LP			British Telecommunications PLC
4.300% due 03/04/24	1,205	1,079	2.350% due 02/14/19		915	919
5.100% due 09/15/45	3,905	3,005	Caisse Centrale Desjardins
Williams Partners, LP / Williams			0.726% due 03/27/17 (Ê)(Þ)		9,785	9,761
Partners Finance Corp.			Canadian Imperial Bank of Commerce
7.250% due 02/01/17	2,765	2,925	0.508% due 02/21/17 (Ê)		8,000	7,981
Wm Wrigley Jr Co.			Canadian Pacific Railway Co.
2.000% due 10/20/17 (Þ)	5,355	5,408	7.250% due 05/15/19		2,500	2,908
ZFS Finance USA Trust II			CDP Financial, Inc.
6.450% due 12/15/65 (Þ)	4,650	4,717	5.600% due 11/25/39 (Þ)		2,480	2,993
ZFS Finance USA Trust V			Coca-Cola Enterprises, Inc.
6.500% due 05/09/37 (Þ)	7,452	7,620	2.375% due 05/07/25	EUR	2,475	2,798
		1,362,212	Colombia Government International
International Debt - 6.7%			Bond
Abbey National Treasury Services PLC			4.375% due 07/12/21		1,535	1,581
2.350% due 09/10/19	3,250	3,265	Cooperatieve Centrale Raiffeisen-
Actavis Funding SCS			Boerenleenbank BA
3.450% due 03/15/22	2,420	2,404	4.625% due 12/01/23		3,425	3,574
3.800% due 03/15/25	4,400	4,360	4.375% due 08/04/25		3,840	3,918
4.750% due 03/15/45	100	96	5.250% due 08/04/45		3,120	3,264
AerCap Ireland Capital, Ltd. / AerCap			11.000% due 06/29/49 (ƒ)(Þ)		4,813	5,986
Global Aviation Trust			Credit Suisse
4.625% due 07/01/22	3,670	3,748	Series GMTN
Series WI			1.375% due 05/26/17		5,075	5,071
5.000% due 10/01/21	1,160	1,212	Credit Suisse Group Funding Guernsey,
Arbor Realty Collateralized Loan			Ltd.
Obligation, Ltd.			3.800% due 09/15/22 (Þ)		2,000	2,018
Series 2014-1A Class A			Deutsche Bank AG
1.946% due 05/15/24 (Ê)(Þ)	1,000	999	1.875% due 02/13/18		4,170	4,153
ArcelorMittal			Deutsche Telekom International Finance
6.125% due 06/01/18	2,820	2,827	BV
6.125% due 06/01/25	5,650	4,871	2.250% due 03/06/17 (Þ)		6,160	6,217
Ardagh Packaging Finance PLC /			Electricite de France SA
Ardagh Holdings USA, Inc.			4.875% due 01/22/44 (Þ)		1,535	1,529
3.337% due 12/15/19 (Ê)(Þ)	550	542	Endo, Ltd. / Endo Finance LLC / Endo
Banco do Brasil SA			Finco, Inc.
9.000% due 12/29/49 (ƒ)(Þ)	1,920	1,325	6.000% due 07/15/23 (Å)		550	550
Bank of Montreal			Ensco PLC
Series 3FRN			4.700% due 03/15/21		2,465	2,218
0.681% due 04/10/18 (Ê)	800	796	5.750% due 10/01/44		3,265	2,474
Bank of Nova Scotia (The)			GE Capital International Funding Co.
2.350% due 10/21/20	4,290	4,264	2.342% due 11/15/20 (Å)		3,936	3,947
Barclays PLC			3.373% due 11/15/25 (Å)		1,766	1,785
2.000% due 03/16/18	4,250	4,241	4.418% due 11/15/35 (Å)		4,862	5,046
2.750% due 11/08/19	3,435	3,444	General Electric Capital Corp.
Barrick Gold Corp.			Series REGS
4.100% due 05/01/23	7,811	7,255	5.500% due 09/15/67	EUR	900	1,035

See accompanying notes which are an integral part of the financial statements.

366 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
		or Shares	$			or Shares	$
Global SC Finance II SRL				Philip Morris International, Inc.
Series 2014-1A Class A2				Series EMTn
3.090% due 07/17/29 (Þ)		1,881	1,860	2.875% due 03/03/26	EUR	3,900	4,771
Granite Master Issuer PLC				Philippine Government International
Series 2007-1 Class 2A1				Bond
0.343% due 12/20/54 (Ê)		1,381	1,373	4.200% due 01/21/24		2,200	2,443
HBOS PLC				Poland Government International Bond
Series GMTN				5.125% due 04/21/21		1,250	1,415
6.750% due 05/21/18 (Þ)		9,920	10,932	Prologis, LP
Hutchison Whampoa International 14,				1.375% due 05/13/21	EUR	3,275	3,561
Ltd.				Province of Ontario Canada
3.625% due 10/31/24 (Å)		2,475	2,492	3.200% due 05/16/24		2,750	2,866
ING Bank NV				Province of Quebec Canada
3.750% due 03/07/17 (Å)		2,125	2,190	3.500% due 07/29/20		465	496
4.125% due 11/21/23		2,000	2,055	2.625% due 02/13/23		550	552
Intelsat Jackson Holdings SA				Rio Tinto Finance USA, Ltd.
7.250% due 04/01/19		5,960	5,588	3.750% due 06/15/25		3,265	3,212
Intesa Sanpaolo SpA				Rolls-Royce PLC
2.375% due 01/13/17		3,175	3,191	3.625% due 10/14/25 (Å)		5,830	5,909
5.017% due 06/26/24 (Þ)		2,805	2,810	Royal Bank of Canada
KFW				Series GMTn
4.000% due 01/27/20		8,525	9,366	0.581% due 10/13/17 (Ê)		3,489	3,475
Kinder Morgan, Inc.				Royal Bank of Scotland Group PLC
1.500% due 03/16/22	EUR	950	926	6.400% due 10/21/19		1,000	1,117
LBG Capital No 1 PLC				5.125% due 05/28/24		2,185	2,240
Series 144a				7.500% due 12/29/49 (ƒ)		2,235	2,313
8.000% due 12/29/49 (ƒ)(Þ)		7,055	7,937	Royal Bank of Scotland PLC (The)
Limerock CLO II, Ltd.				Series REGS
Series 2014-2A Class A				9.500% due 03/16/22		2,825	3,082
1.817% due 04/18/26 (Ê)(Þ)		3,540	3,518	Santander UK Group Holdings PLC
Lloyds Bank PLC				Series REGS
2.300% due 11/27/18		2,695	2,728	4.750% due 09/15/25		1,475	1,474
Lloyds Banking Group PLC				Seagate HDD Cayman
7.500% due 12/31/49 (ƒ)		4,380	4,654	5.750% due 12/01/34 (Þ)		3,091	2,616
Macquarie Bank, Ltd.				Shell International Finance BV
0.953% due 10/27/17 (Ê)(Þ)		2,205	2,194	0.572% due 11/15/16 (Ê)		15,580	15,589
6.625% due 04/07/21 (Þ)		1,750	1,976	2.000% due 11/15/18		2,360	2,386
Magnetite XII, Ltd.				2.250% due 01/06/23		925	886
Series 2015-12A Class A				3.250% due 05/11/25		6,945	6,935
1.821% due 04/15/27 (Ê)(Þ)		1,500	1,492	4.375% due 05/11/45		1,000	1,001
Marfrig Overseas, Ltd.				Sirius International Group, Ltd.
9.500% due 05/04/20 (Þ)		6,131	6,131	7.506% due 05/29/49 (ƒ)(Þ)		4,170	4,212
Morgan Stanley				Skandinaviska Enskilda Banken AB
Series GMTN				2.375% due 03/25/19 (Þ)		4,250	4,314
1.750% due 01/30/25	EUR	1,705	1,854	Sky PLC
Noble Holding International, Ltd.				6.100% due 02/15/18 (Þ)		2,290	2,492
3.950% due 03/15/22		1,285	963	3.750% due 09/16/24 (Þ)		2,656	2,647
5.950% due 04/01/25		845	679	SMART Trust
Nokia OYJ				Series 2015-3US Class A3A
6.625% due 05/15/39		4,411	4,615	1.660% due 08/14/19		3,595	3,592
NOVA Chemicals Corp.				South Africa Government International
5.250% due 08/01/23 (Þ)		1,685	1,724	Bond
Peruvian Government International Bond				4.665% due 01/17/24		800	808
6.550% due 03/14/37		675	815	Statoil ASA
Petrobras Global Finance BV				0.804% due 11/08/18 (Ê)		8,300	8,231
6.250% due 03/17/24		9,990	8,001	3.150% due 01/23/22		1,600	1,640
Petroleos de Venezuela SA				Suncor Energy, Inc.
6.000% due 11/15/26		16,285	5,755	5.950% due 12/01/34		2,690	3,023
5.375% due 04/12/27		2,030	706	Teck Resources, Ltd.
Petroleos Mexicanos				4.750% due 01/15/22		2,015	1,312
4.875% due 01/24/22		2,125	2,167	3.750% due 02/01/23		8,640	5,487
4.500% due 01/23/26 (Þ)		2,875	2,745	Total Capital SA
5.625% due 01/23/46 (Þ)		2,465	2,126	2.125% due 08/10/18		3,300	3,357

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 367

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Trade MAPS 1, Ltd.			Adjustable Rate Mortgage Trust
Series 2013-1A Class A			Series 2006-1 Class 2A1
0.895% due 12/10/18 (Ê)(Þ)	6,410	6,394	3.524% due 03/25/36 (Ê)	692	524
TransCanada PipeLines, Ltd.			Alternative Loan Trust
3.800% due 10/01/20	1,900	2,014	Series 2005-85CB Class 2A2
Transocean, Inc.			5.500% due 02/25/36	14	13
3.000% due 10/15/17	7,834	7,192	Series 2005-J13 Class 2A7
4.300% due 10/15/22	3,955	2,585	5.500% due 11/25/35	544	504
6.800% due 03/15/38	1,550	984	Series 2006-13T1 Class A3
Turkey Government International Bond			6.000% due 05/25/36	3,318	2,820
5.750% due 03/22/24	3,015	3,252	Series 2006-OA1 Class 2A1
Tyco Electronics Group SA			0.417% due 03/20/46	1,292	1,020
6.550% due 10/01/17	2,425	2,653	Series 2007-8CB Class A1
Tyco International Finance SA			5.500% due 05/25/37	2,772	2,355
3.900% due 02/14/26	2,745	2,787	Series 2007-15CB Class A5
UBS Group Funding Jersey, Ltd.			5.750% due 07/25/37	473	433
4.125% due 09/24/25 (Þ)	3,960	3,977	Series 2007-15CB Class A7
Vale Overseas, Ltd.			6.000% due 07/25/37	1,340	1,248
6.875% due 11/21/36	2,305	1,877	American Home Mortgage Investment
Validus Holdings, Ltd.			Trust
8.875% due 01/26/40	2,273	2,924	Series 2007-4 Class A2
Voya CLO, Ltd.			0.411% due 08/25/37 (Ê)	522	513
Series 2014-4A Class A1			Banc of America Alternative Loan Trust
1.821% due 10/14/26 (Ê)(Þ)	1,250	1,241	Series 2005-5 Class 2CB1
			6.000% due 06/25/35	325	307
Weatherford International, Ltd.			Banc of America Commercial Mortgage
5.125% due 09/15/20	3,933	3,368
4.500% due 04/15/22	1,995	1,561	Trust
			Series 2006-6 Class AJ
		418,166	5.421% due 10/10/45	2,290	2,330
Loan Agreements - 0.6%			Series 2007-2 Class AM
Avago Technologies Cayman, Ltd.			5.797% due 04/10/49	1,490	1,559
Covenant-Lite Term Loan B			Series 2007-3 Class AJ
3.750% due 05/06/21	2,983	2,982	5.730% due 06/10/49	2,530	2,611
FCA US LLC 1st Lien Term Loan B			Series 2015-UBS7 Class A4
3.500% due 05/24/17 (Ê)	3,963	3,957	3.705% due 09/15/48	80	83
First Data Corp. Term Loan			Banc of America Funding Corp.
3.697% due 03/24/18 (Ê)	4,050	4,017	Series 2006-3 Class 5A8
HCA, Inc. Term Loan B4			5.500% due 03/25/36	1,409	1,328
3.077% due 05/01/18 (Ê)	2,852	2,852	Banc of America Funding Trust
MacDermid, Inc. 1st Lien Term Loan			Series 2005-8 Class 1A1
4.500% due 06/07/20 (Ê)	5,865	5,678	5.500% due 01/25/36	2,593	2,608
Numericable US LLC 1st Lien Term			Series 2006-F Class 1A2
Loan B1			2.706% due 07/20/36 (Ê)	106	79
4.500% due 05/21/20 (Ê)	2,075	2,047	Banc of America Merrill Lynch
Numericable US LLC 1st Lien Term			Commercial Mortgage, Inc.
Loan B2			Series 2005-3 Class AM
4.500% due 05/21/20 (Ê)	1,795	1,770	4.727% due 07/10/43	126	126
Sungard Availability Services Capital,
Inc. Covenant-Lite 1st Lien Term			Series 2005-5 Class B
Loan B			5.476% due 10/10/45	1,600	1,601
6.000% due 03/31/19 (Ê)	2,869	2,501	Series 2007-5 Class A4
TWCC Holding Corp. 2nd Lien			5.492% due 02/10/51	442	462
Covenant-Lite Term Loan			Series 2008-1 Class A4
7.000% due 06/26/20 (Ê)	4,300	4,291	6.424% due 02/10/51	1,282	1,375
Valeant Pharmaceuticals International,			Banc of America Mortgage Securities,
Inc. 1st Lien Term Loan B			Inc.
0.040% due 04/02/22 (Ê)	3,313	3,297	Series 2004-1 Class 5A1
Valeant Pharmaceuticals International,			6.500% due 09/25/33	12	12
Inc. 1st Lien Term Loan E			Series 2004-11 Class 2A1
3.750% due 08/05/20 (Ê)	764	709	5.750% due 01/25/35	385	393
		34,101	Series 2004-F Class 1A1
Mortgage-Backed Securities - 25.6%			2.677% due 07/25/34 (Ê)	316	322
1211 Avenue of the Americas Trust			Series 2004-I Class 2A2
Series 2015-1211 Class A1A2			2.877% due 10/25/34 (Ê)	63	61
3.901% due 08/10/35 (Þ)	8,305	8,623

See accompanying notes which are an integral part of the financial statements.

368 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2005-H Class 2A5			Series 2006-1 Class A2
2.848% due 09/25/35 (Ê)	1,771	1,623	6.000% due 03/25/36	454	423
Banc of America Mortgage Trust			Series 2006-14 Class A4
Series 2005-D Class 2A7			6.250% due 09/25/36	2,965	2,823
2.726% due 05/25/35 (Ê)	1,398	1,308	Series 2006-21 Class A8
Banc of America Re-REMIC Trust			5.750% due 02/25/37	2,126	2,008
Series 2010-UB5 Class A4A			Series 2007-4 Class 1A10
5.649% due 02/17/51 (Þ)	1,715	1,766	6.000% due 05/25/37	4,953	4,460
BCAP LLC Trust			Series 2007-5 Class A51
Series 2011-R11 Class 15A1			5.750% due 05/25/37	2,085	1,985
2.735% due 10/26/33 (Ê)(Þ)	3,279	3,327	Series 2007-9 Class A11
Series 2011-R11 Class 20A5			5.750% due 07/25/37	1,268	1,207
2.736% due 03/26/35 (Ê)(Þ)	1,317	1,328	Series 2007-9 Class A13
Bear Stearns Adjustable Rate Mortgage			5.750% due 07/25/37	863	820
Trust			Citigroup Commercial Mortgage Trust
Series 2003-8 Class 4A1			Series 2006-C4 Class A3
2.832% due 01/25/34 (Ê)	147	147	5.987% due 03/15/49	107	108
Series 2004-5 Class 2A			Series 2013-375P Class A
3.109% due 07/25/34 (Ê)	710	711	3.251% due 05/10/35 (Þ)	3,760	3,817
Series 2004-10 Class 22A1			Series 2014-GC19 Class D
3.023% due 01/25/35 (Ê)	200	195	5.063% due 03/10/47 (Þ)	110	98
Series 2005-12 Class 13A1			Series 2014-GC23 Class A4
3.634% due 02/25/36 (Ê)	175	163	3.622% due 07/10/47	7,000	7,269
Bear Stearns Commercial Mortgage
Securities Trust			Series 2015-GC29 Class A3
Series 2005-T20 Class E			2.935% due 04/10/48	80	78

5.342% due 10/12/42	170	170	Series 2015-GC29 Class A4
Series 2006-T22 Class AJ			3.192% due 04/10/48	110	110

5.816% due 04/12/38	75	76	Series 2015-GC29 Class D
Series 2007-PW15 Class A4			3.110% due 04/10/48 (Þ)	520	374

5.331% due 02/11/44	231	239	Series 2015-GC29 Class XA
Series 2007-PW16 Class A4			1.314% due 04/10/48	1,123	85

5.912% due 06/11/40	41	42	Series 2015-GC31 Class A4
Series 2007-PW17 Class A4			3.762% due 06/10/48	180	188

5.694% due 06/11/50	1,333	1,402	Citigroup Mortgage Loan Trust
			Series 2012-7 Class 10A2
Bear Stearns Structured Products, Inc.			2.729% due 09/25/36 (Ê)(Þ)	2,207	1,951
Series 2007-R6 Class 1A1
2.599% due 01/26/36 (Ê)	1,462	1,199	Citigroup Mortgage Loan Trust, Inc.
			Series 2004-UST1 Class A5
Series 2007-R6 Class 2A1			2.044% due 08/25/34 (Ê)	3,203	3,150
2.478% due 12/26/46 (Ê)	1,328	986
			Series 2005-11 Class A2A
BHMS Mortgage Trust			2.730% due 10/25/35 (Ê)	101	100
Series 2014-ATLS Class AFL
1.693% due 07/05/33 (Ê)(Þ)	1,215	1,214	Series 2007-AR8 Class 2A1A
			2.799% due 07/25/37 (Ê)	1,362	1,273
Series 2014-ATLS Class BFX			Citigroup/Deutsche Bank Commercial
4.241% due 07/05/33 (Þ)	2,745	2,789	Mortgage Trust
CD Commercial Mortgage Trust			Series 2007-CD4 Class A4
Series 2005-CD1 Class AJ			5.322% due 12/11/49	340	348
5.473% due 07/15/44	198	198	COBALT CMBS Commercial Mortgage
Series 2005-CD1 Class C			Trust
5.473% due 07/15/44	900	899	Series 2006-C1 Class AM
CD Mortgage Trust			5.254% due 08/15/48	110	112
Series 2006-CD2 Class AM			Commercial Mortgage Pass-Through
5.592% due 01/15/46	1,190	1,195	Certificates
CFCRE Commercial Mortgage Trust			Interest Only STRIP
Series 2011-C2 Class C			1.019% due 02/10/47	1,619	68
5.760% due 12/15/47 (Þ)	860	954	Series 2015-CR27 Class A4
CGCMT Trust			3.612% due 10/10/48	265	273
Series 2009-RR1 Class MA4A			Series 2015-CR27 Class B
5.485% due 03/17/51 (Þ)	400	416	4.510% due 10/10/48	1,375	1,413
CHL Mortgage Pass-Through Trust			Series 2015-CR27 Class D
Series 2004-11 Class 2A1			3.621% due 10/10/48 (Å)	235	174
2.288% due 07/25/34 (Ê)	1,980	1,961	Commercial Mortgage Trust
Series 2004-22 Class A3			Series 2001-J2A Class E
2.643% due 11/25/34 (Ê)	893	843	6.922% due 07/16/34 (Þ)	2,100	2,178

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 369

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2005-LP5 Class D			Series 2005-C3 Class AJ
4.894% due 05/10/43	1,872	1,871	4.771% due 07/15/37	20	21
Series 2006-GG7 Class A4			Series 2005-C6 Class B
6.021% due 07/10/38	505	510	5.230% due 12/15/40	2,415	2,413
Series 2007-GG11 Class A4			Credit Suisse Mortgage Capital
5.736% due 12/10/49	1,347	1,405	Certificates
Series 2007-GG11 Class AJ			Series 2007-2 Class 3A4
6.254% due 12/10/49	2,642	2,705	5.500% due 03/25/37	2,355	2,184
Series 2008-LS1 Class A4B			CSAIL Commercial Mortgage Trust
6.228% due 12/10/49	1,409	1,460	Series 2015-C2 Class XA
Series 2010-RR1 Class GEA			Interest Only STRIP
5.543% due 12/11/49 (Þ)	7,300	7,512	1.046% due 06/15/57	1,269	74
Series 2012-CR2 Class A1			Series 2015-C3 Class A4
0.824% due 08/15/45	255	255	3.718% due 08/15/48	200	208
Series 2012-CR4 Class A3			Series 2015-C3 Class D
2.853% due 10/15/45	688	693	3.507% due 08/15/48	355	272
Series 2012-CR4 Class XA			CSMC
Interest Only STRIP			Series 2010-19R Class 5A4
2.091% due 10/15/45	473	42	3.250% due 08/27/36 (Þ)	3,201	3,122
Series 2012-CR5 Class A3			Series 2010-20R Class 7A4
2.540% due 12/10/45	10	10	3.500% due 03/27/37 (Ê)(Þ)	3,670	3,511
Series 2013-CR7 Class A1			CSMC Trust
0.716% due 03/10/46	3,229	3,215	Series 2014-USA Class A2
Series 2013-CR9 Class A3			3.953% due 09/15/37 (Þ)	2,970	3,094
4.022% due 07/10/45	155	167	DBCCRE Mortgage Trust
Series 2013-CR9 Class A4			Series 2014-ARCP Class C
4.376% due 07/10/45	760	830	5.099% due 01/10/34 (Þ)	2,495	2,608
Series 2014-CR19 Class A5			DBUBS Mortgage Trust
3.796% due 08/10/47	75	79	Series 2011-LC3A Class A2
			3.642% due 08/10/44	4,848	4,881
Series 2014-CR21 Class A3			Deutsche Alt-A Securities Mortgage
3.528% due 12/10/47	265	273	Loan Trust
Series 2014-KYO Class F			Series 2007-OA4 Class 1A1A
3.697% due 06/11/27 (Ê)(Þ)	3,330	3,282	0.411% due 08/25/47 (Ê)	3,694	3,070
Series 2014-UBS4 Class A5			DSLA Mortgage Loan Trust
3.694% due 08/10/47	310	322	Series 2007-AR1 Class 2A1A
Series 2015-CR23 Class A4			0.343% due 04/19/47 (Ê)	6,749	5,568
3.497% due 05/10/48	305	312	Fannie Mae
Series 2015-CR24 Class A5			10.000% due 2018	3	3
3.696% due 08/10/55	90	93	5.000% due 2019	152	158
Series 2015-CR24 Class D			3.766% due 2020	5,903	6,365
3.463% due 08/10/55	180	135	4.000% due 2020	5	5
Series 2015-DC1 Class A5			3.400% due 2021	4,790	5,076
3.350% due 02/10/48	290	293	3.500% due 2021	269	284
Series 2015-LC19 Class A4
3.183% due 02/10/48	55	55	3.840% due 2021	3,764	4,096
Series 2015-PC1 Class A4			3.890% due 2021	1,861	2,026
3.620% due 07/10/50	115	118	4.338% due 2021	5,997	6,595
Series 2015-PC1 Class A5			5.500% due 2021	98	106
3.902% due 07/10/50	185	195	2.820% due 2022	2,540	2,607
Commericial Mortgage Trust			2.830% due 2022	2,333	2,395
Series 2014-CR14 Class A4			5.000% due 2022	1,098	1,172
4.236% due 02/10/47	4,156	4,519	5.500% due 2022	400	435
Credit Suisse Commercial Mortgage			4.500% due 2023	61	66
Trust Series			5.500% due 2023	832	906
Series 2007-C1 Class A3			2.500% due 2024	7,258	7,455
5.383% due 02/15/40	4,473	4,613	4.000% due 2024	65	69
Series 2007-C3 Class A4			5.500% due 2024	572	624
5.889% due 06/15/39	51	53	7.500% due 2024	1	1
Credit Suisse First Boston Mortgage
Securities Corp.			10.000% due 2024	2	3
Series 2005-9 Class 2A1			2.800% due 2025	2,980	2,988
5.500% due 10/25/35	2,383	2,259	4.000% due 2025	2,635	2,783
Series 2005-C2 Class AMFX			4.500% due 2025	50	54
4.877% due 04/15/37	405	405	5.500% due 2025	1,352	1,423

See accompanying notes which are an integral part of the financial statements.

370 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.500% due 2026	2,208	2,336	4.500% due 2039	773	840
4.000% due 2026	6,458	6,861	6.000% due 2039	632	717
4.500% due 2026	167	189	6.500% due 2039	122	140
5.500% due 2026	181	202	4.500% due 2040	286	311
9.000% due 2026	5	6	5.500% due 2040	645	722
2.966% due 2027	3,971	3,972	4.000% due 2041	8,881	9,561
3.000% due 2027	2,482	2,589	4.500% due 2041	1,614	1,830
3.500% due 2027	3,353	3,549	4.500% due 2041	7,819	8,495
4.500% due 2027	571	646	5.000% due 2041	17,747	19,605
4.500% due 2027	3,285	3,474	4.500% due 2042	716	778
5.500% due 2027	62	69	3.500% due 2043	11,255	11,773
3.500% due 2028	1,923	2,041	4.500% due 2044	10,127	11,035
7.000% due 2028	38	44	3.500% due 2045	13,337	13,910
6.500% due 2029	43	49	4.000% due 2045	19,973	21,333
7.000% due 2029	390	458	15 Year TBA(Ï)
7.500% due 2029	5	7	2.000%	1,475	1,463
3.500% due 2030	4,348	4,603	2.500%	6,075	6,167
6.500% due 2030	61	70	3.000%	125	130
7.000% due 2030	63	67	30 Year TBA(Ï)
8.000% due 2030	58	71	2.500%	975	952
8.500% due 2030	52	59	3.000%	84,745	85,563
9.500% due 2030	22	25	3.500%	141,990	147,547
4.000% due 2031	1,920	2,064	4.000%	45,755	48,692
6.500% due 2031	116	132	4.500%	29,365	31,524
7.000% due 2031	255	304	5.000%	6,880	7,576
7.500% due 2031	23	26	5.500%	2,820	3,186
8.500% due 2031	140	157	Series 1997-281 Class 2
3.500% due 2032	8,746	9,220	Interest Only STRIP
6.500% due 2032	95	109	9.000% due 11/25/26 (Å)	18	4
7.000% due 2032	711	835	Series 2000-306 Class IO
7.500% due 2032	19	22	Interest Only STRIP
8.500% due 2032	12	16	8.000% due 05/25/30 (Å)	19	5
			Series 2001-317 Class 2
2.448% due 2033(Ê)	116	123	Interest Only STRIP
3.000% due 2033	5,541	5,740	8.000% due 12/25/31 (Å)	27	6
3.500% due 2033	4,814	5,057	Series 2002-320 Class 2
6.500% due 2033	144	165	Interest Only STRIP
7.000% due 2033	320	366	7.000% due 04/25/32 (Å)	8	2
2.267% due 2034(Ê)	89	94	Series 2003-339 Class 23
2.424% due 2034(Ê)	446	474	Interest Only STRIP
2.536% due 2034(Ê)	254	271	5.000% due 06/25/18	212	9
5.500% due 2034	1,046	1,179	Series 2003-343 Class 6
6.500% due 2034	285	339	Interest Only STRIP
7.000% due 2034	40	48	5.000% due 10/25/33	504	96
2.353% due 2035(Ê)	741	790	Series 2003-345 Class 18
2.376% due 2035(Ê)	553	588	Interest Only STRIP
4.500% due 2035	750	858	4.500% due 12/25/18	613	28
5.500% due 2035	698	787	Series 2003-345 Class 19
7.000% due 2035	20	21	Interest Only STRIP
			4.500% due 01/25/19	664	30
7.500% due 2035	284	339	Series 2005-365 Class 12
2.444% due 2036(Ê)	7	7	Interest Only STRIP
4.000% due 2036	66	71	5.500% due 12/25/35	1,652	286
5.500% due 2036	503	546	Series 2006-369 Class 8
7.000% due 2036	86	94	Interest Only STRIP
4.000% due 2037	75	80	5.500% due 04/25/36	243	49
5.500% due 2037	2,560	2,859	Fannie Mae Grantor Trust
6.500% due 2037	224	256	Series 1999-T2 Class A1
5.500% due 2038	2,414	2,714	7.500% due 01/19/39	31	34
5.500% due 2038	2,536	2,863	Series 2001-T4 Class A1
6.500% due 2038	206	244	7.500% due 07/25/41	2,286	2,784
4.500% due 2039	777	895	Fannie Mae REMICS

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 371

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 1996-46 Class ZA			Series 2011-M2 Class A3
7.500% due 11/25/26	75	85	3.764% due 04/25/21	4,250	4,617
Series 1997-68 Class SC			Series 2012-M8 Class ASQ2
8.338% due 05/18/27 (Å)(Ê)	26	6	1.520% due 12/25/19	8,476	8,544
Series 1999-56 Class Z			Series 2013-M4 Class ASQ2
7.000% due 12/18/29	273	314	1.451% due 02/25/18	3,856	3,878
Series 2001-4 Class SA			Series 2013-M14 Class FA
7.388% due 02/17/31 (Å)(Ê)	9	—	0.520% due 08/25/18 (Ê)	4,440	4,443
Series 2002-57 Class PG			Series 2014-M13 Class A2
5.500% due 09/25/17	349	358	3.021% due 08/25/24	2,735	2,803
Series 2003-25 Class IK			Series 2014-M13 Class AB2
7.000% due 04/25/33 (Å)	74	14	2.951% due 08/25/24	3,645	3,759
Series 2003-32 Class UI			Series 2014-M13 Class ASQ2
6.000% due 05/25/33 (Å)	54	13	1.637% due 11/25/17	28,206	28,524
Series 2003-33 Class IA			Series 2015-M1 Class ASQ1
6.500% due 05/25/33 (Å)	354	62	0.782% due 02/25/18	7,213	7,203
Series 2003-35 Class FY			Series 2015-M1 Class ASQ2
0.570% due 05/25/18 (Ê)	354	355	1.626% due 02/25/18	9,390	9,475
Series 2003-35 Class IU			Series 2015-M7 Class ASQ1
6.000% due 05/25/33 (Å)	66	15	0.882% due 04/25/18	5,460	5,464
Series 2003-35 Class UI			Series 2015-M7 Class ASQ2
6.500% due 05/25/33 (Å)	78	16	1.550% due 04/25/18	3,325	3,347
Series 2003-64 Class JI			Series 2015-M11 Class A1
6.000% due 07/25/33 (Å)	44	11	2.097% due 04/25/25	4,660	4,684
Series 2004-70 Class EB			FDIC Guaranteed Notes Trust
5.000% due 10/25/24	747	804	Series 2010-S1 Class 1A
Series 2005-110 Class MB			0.720% due 02/25/48 (Ê)(Þ)	485	485
5.500% due 09/25/35	279	299	FDIC Trust
Series 2005-117 Class LC			Series 2010-R1 Class A
5.500% due 11/25/35	2,211	2,406	2.184% due 05/25/50 (Þ)	890	897
Series 2006-22 Class CE			Series 2011-R1 Class A
4.500% due 08/25/23	760	811	2.672% due 07/25/26 (Þ)	3,570	3,646
Series 2006-118 Class A1			Federal Home Loan Mortgage Corp.
0.259% due 12/25/36 (Å)(Ê)	69	67	Multifamily Structured Pass-Through
Series 2007-73 Class A1			Certificates
0.259% due 07/25/37 (Å)(Ê)	712	670	Series 2010-KSCT Class A2
Series 2009-39 Class LB			4.285% due 01/25/20	1,910	2,110
4.500% due 06/25/29	1,478	1,595	Series 2011-K702 Class X1
Series 2009-70 Class PS			Interest Only STRIP
Interest Only STRIP			1.525% due 02/25/18	53,734	1,589
6.581% due 01/25/37 (Ê)	12,272	1,942	Series 2015-K044 Class A2
Series 2009-71 Class MB			2.811% due 01/25/25	3,050	3,072
4.500% due 09/25/24	1,143	1,214	Series 2015-K151 Class A3
Series 2009-96 Class DB			3.511% due 04/25/30	2,405	2,478
4.000% due 11/25/29	3,996	4,264	Series 2015-KS03 Class A4
Series 2010-95 Class S			3.161% due 05/25/25	1,145	1,165
Interest Only STRIP			Federal Home Loan Mortgage Corp.
6.413% due 09/25/40 (Ê)	11,037	1,713	Structured Pass-Through Securities
			Series 2002-42 Class A6
Series 2013-111 Class PL			9.500% due 02/25/42	49	60
2.000% due 12/25/42	3,641	3,308
			Series 2003-56 Class A5
Series 2013-119 Class NT			5.231% due 05/25/43	1,854	2,047
4.000% due 12/25/43	3,600	3,816
			Series 2003-58 Class 2A
Series 2015-43 Class PA			6.500% due 09/25/43	157	180
3.500% due 01/25/43	3,382	3,523
Fannie Mae Whole Loan			First Horizon Asset Securities, Inc.
			Series 2005-AR4 Class 2A1
Series 2003-W1 Class 2A			2.666% due 10/25/35 (Ê)	1,504	1,310
6.475% due 12/25/42	62	72	First Horizon Mortgage Pass-Through
Series 2004-W9 Class 2A1			Trust
6.500% due 02/25/44	126	142	Series 2005-AR1 Class 2A1
Series 2004-W11 Class 1A2			2.608% due 04/25/35 (Ê)	1,048	1,044
6.500% due 05/25/44	272	320	First Union National Bank-Bank of
Fannie Mae-Aces			America NA Commercial Mortgage
			Trust

See accompanying notes which are an integral part of the financial statements.

372 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2001-C1 Class IO1			Freddie Mac REMICS
Interest Only STRIP			Series 1994-1730 Class Z
2.200% due 03/15/33 (Þ)	2,373	3	7.000% due 05/15/24	86	97
Four Times Square Trust Commercial			Series 1999-2129 Class SG
Mortgage Pass-Through Certificates			6.838% due 06/17/27 (Å)(Ê)	493	89
Series 2006-4TS Class A			Series 2000-2247 Class SC
5.401% due 12/13/28 (Þ)	390	436	7.334% due 08/15/30 (Å)(Ê)	16	3
Freddie Mac			Series 2002-2463 Class SJ
8.500% due 2017	2	2	7.834% due 03/15/32 (Å)(Ê)	45	13
10.500% due 2017	—	—	Series 2003-2610 Class UI
8.000% due 2020	14	15	6.500% due 05/15/33 (Å)	12	2
10.000% due 2020	4	4	Series 2003-2621 Class QH
11.000% due 2020	2	2	5.000% due 05/15/33	740	814
10.500% due 2021	4	4	Series 2003-2624 Class QH
8.500% due 2025	7	8	5.000% due 06/15/33	718	794
4.000% due 2026	1,614	1,722	Series 2003-2649 Class IM
3.500% due 2027	3,509	3,709	7.000% due 07/15/33 (Å)	93	22
7.000% due 2027	34	39	Series 2003-2697 Class LG
8.500% due 2027	46	55	4.500% due 10/15/23	619	667
2.500% due 2030	8,743	8,908	Series 2003-2725 Class TA
3.000% due 2030	3,395	3,532	4.500% due 12/15/33	1,300	1,497
3.500% due 2030	1,492	1,580	Series 2006-3123 Class HT
7.500% due 2030	48	54	5.000% due 03/15/26	1,596	1,730
8.500% due 2030	19	22	Series 2006-3150 Class EQ
6.500% due 2031	91	105	5.000% due 05/15/26	1,130	1,220
8.000% due 2031	4	4	Series 2006-R006 Class ZA
			6.000% due 04/15/36	3,592	4,083
7.000% due 2032	45	53	Series 2007-3335 Class FT
2.360% due 2033(Ê)	145	154	0.348% due 08/15/19 (Ê)	513	513
3.000% due 2035	1,289	1,319	Series 2007-3345 Class FP
3.500% due 2035	2,957	3,098	0.367% due 11/15/36 (Ê)	143	143
5.000% due 2035	61	68	Series 2007-3345 Class PF
4.000% due 2036	151	160	0.347% due 05/15/36 (Ê)	135	135
6.000% due 2038	2,517	2,890	Series 2009-3558 Class G
6.500% due 2038	41	47	4.000% due 08/15/24	150	163
4.500% due 2039	7,531	8,370	Series 2010-3704 Class DC
5.500% due 2039	1,583	1,756	4.000% due 11/15/36	1,290	1,368
4.000% due 2040	9,307	10,078	Series 2011-3963 Class JB
4.500% due 2040	4,682	5,208	4.500% due 11/15/41	3,500	3,954
5.000% due 2040	346	381	Series 2012-3997 Class PB
5.500% due 2040	2,414	2,688	4.000% due 02/15/42	4,000	4,343
4.000% due 2041	9,659	10,418	Series 2013-4233 Class MD
5.500% due 2041	2,805	3,154	1.750% due 03/15/25	3,256	3,282
3.000% due 2042	3,047	3,073	Freddie Mac Strips
3.500% due 2044	2,547	2,659	Series 1998-191 Class IO
4.000% due 2044	6,990	7,498	Interest Only STRIP
3.000% due 2045	25,500	25,717	8.000% due 01/01/28 (Å)	17	4
3.500% due 2045	24,963	26,009	Series 1998-194 Class IO
			Interest Only STRIP
4.000% due 2045	19,199	20,479	6.500% due 04/01/28 (Å)	43	9
15 Year TBA(Ï)			Series 2001-212 Class IO
2.500%	5,600	5,698	Interest Only STRIP
3.000%	8,725	9,067	6.000% due 05/01/31 (Å)	43	9
30 Year TBA(Ï)			Series 2001-215 Class IO
3.500%	18,712	19,427	Interest Only STRIP
4.000%	9,875	10,484	8.000% due 06/15/31 (Å)	44	11
5.000%	1,775	1,944	GAHR Commericial Mortgage Trust
6.000%	5,375	6,074	Series 2015-NRF Class AFX
Freddie Mac Mortgage Trust			3.235% due 12/15/19 (Þ)	2,660	2,729
Series 2010-K7 Class B			GE Capital Commercial Mortgage Corp.
5.441% due 04/25/20 (Þ)	5,700	6,383	Series 2005-C3 Class H
Freddie Mac Reference REMIC			5.439% due 07/10/45 (Þ)	4,086	4,077
Series 2006-R007 Class ZA			Series 2005-C4 Class A4
6.000% due 05/15/36	2,586	2,921	5.385% due 11/10/45	17	17

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 373

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
GE Commercial Mortgage Corp. Trust			Government National Mortgage
Series 2007-C1 Class AM			Association
5.606% due 12/10/49	165	171	Series 1999-27 Class SE
Ginnie Mae			8.439% due 08/16/29 (Å)(Ê)	65	19
Series 2002-27 Class SA			Series 2010-14 Class A
7.839% due 05/16/32 (Å)(Ê)	14	3	4.500% due 06/16/39	825	880
Series 2012-H23 Class FI			Series 2010-H04 Class BI
Interest Only STRIP			Interest Only STRIP
0.794% due 10/20/62	20,623	441	1.390% due 04/20/60	12,763	607
Series 2014-190 Class PL			Series 2010-H12 Class PT
3.500% due 12/20/44	4,959	5,226	5.470% due 11/20/59	3,464	3,603
Ginnie Mae I			Series 2010-H22 Class JI
7.000% due 2016	—	—	Interest Only STRIP
11.000% due 2020	2	2	2.499% due 11/20/60	20,986	1,547
10.500% due 2021	7	8	Series 2011-H02 Class BI
10.000% due 2022	12	13	Interest Only STRIP
2.140% due 2023	3,625	3,646	0.412% due 02/20/61	17,210	229
10.000% due 2025	14	16	Series 2012-H11 Class CI
8.000% due 2030	95	108	Interest Only STRIP
			2.906% due 04/20/62	20,218	1,500
7.500% due 2031	12	13	Series 2013-H03 Class HI
7.500% due 2032	6	7	Interest Only STRIP
5.500% due 2034	26	29	2.595% due 12/20/62	13,737	1,265
5.500% due 2035	3,817	4,351	Series 2013-H06 Class HI
5.500% due 2036	52	58	Interest Only STRIP
5.500% due 2037	63	70	2.932% due 01/20/63	30,106	2,192
5.500% due 2038	49	55	Series 2013-H07 Class JL
4.500% due 2039	12,615	13,698	Interest Only STRIP
5.000% due 2039	6,700	7,495	2.635% due 03/20/63	32,481	2,813
4.500% due 2040	5,085	5,514	Granite Master Issuer PLC
5.000% due 2040	1,110	1,230	Series 2005-2 Class A6
4.500% due 2041	3,863	4,190	0.426% due 12/20/54 (Ê)	1,170	1,168
4.500% due 2042	286	310	GreenPoint Mortgage Funding Trust
3.000% due 2043	6,878	7,023	Series 2005-AR5 Class 1A1
30 Year TBA(Ï)			0.440% due 11/25/45 (Ê)	154	133
3.500%	2,325	2,433	GS Mortgage Securities Corp. II
4.000%	10,175	10,808	Series 2011-GC5 Class A4
6.000%	175	197	3.707% due 08/10/44	6,880	7,307
			Series 2012-ALOH Class A
Ginnie Mae II			3.551% due 04/10/34 (Þ)	940	983
3.500% due 2040(Ê)	841	865
			Series 2013-GC10 Class A1
4.000% due 2040(Ê)	2,556	2,668	0.696% due 02/10/46	70	70
5.500% due 2043	3,599	4,022	Series 2015-GC30 Class A4
3.000% due 2045	14,763	15,100	3.382% due 05/10/50	175	177
3.500% due 2045	26,987	28,319	GS Mortgage Securities Trust
4.000% due 2045	7,450	7,954	Series 2011-GC5 Class XA
5.390% due 2059	2,274	2,364	Interest Only STRIP
4.700% due 2061	7,079	7,455	1.643% due 08/10/44 (Þ)	1,675	77
4.810% due 2061	7,240	7,657	Series 2013-GC12 Class A1
4.564% due 2062	5,859	6,331	0.742% due 06/10/46	1,153	1,147
4.845% due 2062	1,490	1,584	Series 2013-GC13 Class XA
5.065% due 2062	2,446	2,604	Interest Only STRIP
4.652% due 2063	925	1,005	0.338% due 07/10/46	14,097	129
4.661% due 2063	416	450	Series 2013-GC16 Class A1
30 Year TBA(Ï)			1.264% due 11/10/46	1,292	1,289
3.500%	16,595	17,387	Series 2014-GC18 Class A4
4.000%	2,250	2,395	4.074% due 01/10/47	195	209
GMAC Commercial Mortgage Securities,			Series 2014-GC20 Class A3
Inc. Trust			3.680% due 04/10/47	705	743
Series 2006-C1 Class A4			Series 2014-GC20 Class D
5.238% due 11/10/45	51	51	4.867% due 04/10/47 (Þ)	460	406
GMACM Mortgage Loan Trust			Series 2014-GC26 Class C
Series 2005-AR2 Class 4A			4.511% due 11/10/47	1,525	1,514
4.566% due 05/25/35 (Ê)	1,703	1,629

See accompanying notes which are an integral part of the financial statements.

374 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2015-GC28 Class A5			Series 2007-C1 Class A4
3.396% due 02/10/48	1,500	1,519	5.716% due 02/15/51	285	301
GSMPS Mortgage Loan Trust			Series 2007-CB19 Class A4
Series 1998-1 Class A			5.883% due 02/12/49	865	903
8.000% due 09/19/27 (Þ)	55	56	Series 2007-LDPX Class A3
Series 1998-3 Class A			5.420% due 01/15/49	186	192
7.750% due 09/19/27 (Þ)	44	46	Series 2007-LDPX Class AM
Series 1999-3 Class A			5.464% due 01/15/49	4,250	4,356
8.000% due 08/19/29 (Þ)	150	142	Series 2008-C2 Class A4FL
Series 2005-RP1 Class 1A4			1.696% due 02/12/51 (Ê)	1,407	1,387
8.500% due 01/25/35 (Þ)	477	515	Series 2009-IWST Class C
Series 2006-RP1 Class 1A2			7.693% due 12/05/27 (Þ)	2,020	2,363
7.500% due 01/25/36 (Þ)	1,018	1,066	Series 2011-C3 Class A3
Series 2006-RP1 Class 1A3			4.388% due 02/15/46 (Þ)	5,915	6,246
8.000% due 01/25/36 (Þ)	1,058	1,129	Series 2012-C8 Class A3
GSR Mortgage Loan Trust			2.829% due 10/15/45	480	482
Series 2005-AR7 Class 6A1			Series 2012-C8 Class E
2.936% due 11/25/35 (Ê)	517	496	4.821% due 10/15/45 (Þ)	100	96
HarborView Mortgage Loan Trust			Series 2013-C10 Class A5
Series 2005-4 Class 3A1			3.143% due 12/15/47	5,000	5,092
2.670% due 07/19/35 (Ê)	2,218	1,971	Series 2014-FBLU Class A
Hilton USA Trust			1.147% due 12/15/28 (Å)(Ê)	2,095	2,095
Series 2013-HLF Class DFL			Series 2014-FBLU Class C
2.944% due 11/05/30 (Å)(Ê)	207	207	2.161% due 12/15/28 (Ê)(Þ)	2,435	2,436
Series 2013-HLT Class EFX			Series 2015-CSMO Class A
5.222% due 11/05/30 (Å)	5,000	5,034	1.447% due 01/15/32 (Ê)(Þ)	900	895
IndyMac INDA Mortgage Loan Trust			JPMorgan Mortgage Trust
Series 2007-AR1 Class 1A1			Series 2004-A2 Class 3A1
2.822% due 03/25/37 (Ê)	2,205	2,038	2.470% due 05/25/34 (Ê)	248	239
IndyMac INDX Mortgage Loan Trust			Series 2005-A1 Class 6T1
Series 2005-AR25 Class 1A21			2.594% due 02/25/35 (Ê)	83	83
4.796% due 12/25/35 (Ê)	515	396	Series 2005-A4 Class 1A1
Series 2006-AR4 Class A1A			2.498% due 07/25/35 (Ê)	406	401
0.391% due 05/25/46 (Ê)	3,992	3,309	Series 2005-A8 Class 1A1
JPMBB Commercial Mortgage Securities			2.636% due 11/25/35 (Ê)	1,202	1,137
Trust			Series 2005-S3 Class 1A2
Series 2014-C23 Class XA			5.750% due 01/25/36	85	75
Interest Only STRIP
1.025% due 09/15/47	4,948	223	Series 2006-A6 Class 1A2
			2.677% due 10/25/36 (Ê)	678	608
Series 2014-C26 Class C
4.570% due 01/15/48	1,515	1,468	Series 2007-A1 Class B1
			2.695% due 07/25/35 (Ê)	66	21
Series 2015-C27 Class A4
3.179% due 02/15/48	310	309	Series 2007-A4 Class 3A3
			4.844% due 06/25/37 (Ê)	1,391	1,256
Series 2015-C28 Class D
3.881% due 10/15/48 (Å)	175	137	Series 2015-SGP Class C
			3.694% due 07/15/36 (Ê)(Þ)	4,805	4,811
Series 2015-C29 Class A4
3.611% due 05/15/48	1,930	1,988	JPMorgan Resecuritization Trust Series
			Series 2009-5 Class 2A2
Series 2015-C32 Class A5			1.796% due 01/26/37 (Ê)(Þ)	5,740	4,658
3.598% due 11/15/48	265	272	LB-Commercial Mortgage Trust
JPMorgan Alternative Loan Trust			Series 2007-C3 Class AJ
Series 2006-A2 Class 3A1			6.097% due 07/15/44	2,440	2,501
2.674% due 05/25/36 (Ê)	3,669	2,990
JPMorgan Chase Commercial Mortgage			Series 2007-C3 Class AM
Securities Trust			6.097% due 07/15/44	2,830	2,998
Series 2004-LN2 Class B			LB-UBS Commercial Mortgage Trust
5.446% due 07/15/41	1,550	1,549	Series 2003-C5 Class K
Series 2005-CB12 Class AJ			5.250% due 04/15/37 (Þ)	164	165
4.987% due 09/12/37	2,197	2,201	Series 2004-C6 Class F
Series 2006-CB15 Class A4			5.206% due 08/15/36	1,346	1,346
5.814% due 06/12/43	2,565	2,592	Series 2005-C7 Class F
Series 2006-LDP8 Class A4			5.350% due 11/15/40	1,320	1,282
5.399% due 05/15/45	176	179	Series 2007-C1 Class AJ
Series 2006-LDP9 Class A3			5.484% due 02/15/40	3,840	3,940
5.336% due 05/15/47	334	344

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 375

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2007-C1 Class AM			Series 2005-IQ10 Class B
5.455% due 02/15/40	2,570	2,669	5.519% due 09/15/42	590	591
Series 2007-C6 Class A4			Series 2006-HQ8 Class A4
5.858% due 07/15/40	848	878	5.408% due 03/12/44	221	221
Series 2007-C7 Class AJ			Series 2006-HQ8 Class C
6.449% due 09/15/45	4,830	5,014	5.488% due 03/12/44	1,405	1,400
Series 2008-C1 Class A2			Series 2006-IQ11 Class A4
6.269% due 04/15/41	51	55	5.845% due 10/15/42	164	164
Mastr Adjustable Rate Mortgages Trust			Series 2006-T21 Class D
Series 2004-10 Class 2A2			5.404% due 10/12/52 (Þ)	85	85
3.087% due 10/25/34 (Ê)	5	3	Series 2006-T21 Class E
Series 2005-1 Class B1			5.404% due 10/12/52 (Þ)	55	54
Interest Only STRIP			Series 2007-IQ14 Class A2FL
2.596% due 03/25/35 (Ê)	701	213	0.358% due 04/15/49 (Ê)	3,405	3,393
Series 2006-2 Class 4A1			Series 2007-IQ16 Class AM
2.747% due 02/25/36 (Ê)	760	747	6.288% due 12/12/49	6,907	7,389
Series 2007-HF2 Class A1			Series 2007-T25 Class AJ
0.531% due 09/25/37 (Ê)	3,531	3,175	5.574% due 11/12/49	2,962	2,983
Mastr Reperforming Loan Trust			Series 2007-T27 Class A4
Series 2005-1 Class 1A3			5.645% due 06/11/42	44	47
7.000% due 08/25/34 (Þ)	376	391	Series 2008-T29 Class AM
Series 2005-2 Class 1A4			6.261% due 01/11/43	4,950	5,363
8.000% due 05/25/35 (Þ)	785	838	Series 2008-T29 Class D
Merrill Lynch Mortgage Investors Trust			6.268% due 01/11/43 (Þ)	175	180
Series 2005-A9 Class 2A1C			Series 2011-C2 Class A2
2.649% due 12/25/35 (Ê)	3,825	3,679	3.476% due 06/15/44 (Þ)	4,833	4,873
Merrill Lynch Mortgage Trust			Morgan Stanley Capital I, Inc.
Series 2005-A10 Class A			Series 2007-IQ14 Class A2
0.431% due 02/25/36 (Ê)	368	337	5.610% due 04/15/49	652	652
Series 2006-C2 Class AM			Series 2007-IQ14 Class A4
5.782% due 08/12/43	1,400	1,435	5.692% due 04/15/49	1,015	1,055
Series 2008-C1 Class A4			Series 2007-IQ16 Class A4
5.690% due 02/12/51	3,465	3,677	5.809% due 12/12/49	219	231
ML-CFC Commercial Mortgage Trust			Morgan Stanley Re-REMIC Trust
Series 2007-5 Class A4			Series 2009-GG10 Class A4A
5.378% due 08/12/48	757	780	5.795% due 08/12/45 (Þ)	1,043	1,090
Series 2007-5 Class AM			Series 2010-GG10 Class A4A
5.419% due 08/12/48	350	362	5.795% due 08/15/45 (Þ)	329	344
Morgan Stanley Bank of America Merrill			Mortgage Pass-Through Certificates
Lynch Trust			Series 2001-CIB2 Class D
Series 2012-C5 Class A4			6.802% due 04/15/35	249	249
3.176% due 08/15/45	50	51	Mortgage Trust
Series 2013-C7 Class A1			Series 2007-CD5 Class A4
0.738% due 02/15/46	1,199	1,197	5.886% due 11/15/44	297	315
Series 2013-C7 Class A4			Motel 6 Trust
2.918% due 02/15/46	7,060	7,093	Series 2015-MTL6 Class A2A2
Series 2013-C8 Class A4			2.605% due 02/05/30 (Þ)	3,370	3,376
3.134% due 12/15/48	3,530	3,590	MSBAM Commercial Mortgage
Series 2014-C19 Class A4			Securities Trust
3.526% due 12/15/47	130	134	Series 2012-CKSV Class A2
Series 2015-C24 Class A4			3.277% due 10/15/30 (Þ)	1,065	1,063
3.732% due 05/15/48	4,430	4,607	MSCG Trust
Series 2015-C24 Class C			Series 2015-ALDR Class A2
4.500% due 08/15/47	455	420	3.577% due 06/07/35 (Þ)	1,435	1,460
Series 2015-C26 Class A3			NCUA Guaranteed Notes Trust
3.211% due 11/15/48	5,055	5,080	Series 2010-R1 Class 2A
Series 2015-C26 Class D			1.840% due 10/07/20	604	605
3.060% due 11/15/48	225	163	Series 2010-R3 Class 3A
Series 2015-C26 Class XA			2.400% due 12/08/20	1,528	1,546
1.133% due 11/15/48	265	21	Nomura Asset Acceptance Corp.
Morgan Stanley Capital I Trust			Alternative Loan Trust
Series 2005-IQ9 Class B			Series 2005-WF1 Class 2A2
4.860% due 07/15/56	1,190	1,214	4.786% due 03/25/35	5	5
			Nomura Resecuritization Trust

See accompanying notes which are an integral part of the financial statements.

376 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2013-1R Class 3A12			Series 2006-C26 Class AM
0.351% due 10/26/36 (Ê)(Þ)	2,482	1,992	6.172% due 06/15/45	3,960	4,045
Series 2014-1R Class 5A3			Series 2006-C29 Class A4
0.341% due 10/26/36 (Ê)(Þ)	4,173	3,141	5.308% due 11/15/48	162	166
Series 2015-11R Class 3A2			Series 2007-C33 Class AJ
2.369% due 05/25/36 (Å)	1,272	1,170	6.150% due 02/15/51	5,100	5,224
Prime Mortgage Trust			Washington Mutual Mortgage Pass-
Series 2004-CL1 Class 1A2			Through Certificates Trust
0.621% due 02/25/34 (Ê)	27	26	Series 2004-AR1 Class A
RAMP Trust			2.436% due 03/25/34 (Ê)	401	402
Series 2004-SL1 Class A3			Series 2004-AR13 Class A1A
7.000% due 11/25/31	2	2	0.941% due 11/25/34 (Ê)	2,504	2,381
RBSCF Trust			Series 2005-AR6 Class 2A1A
Series 2010-RR4 Class WBCA			0.451% due 04/25/45 (Ê)	5,630	5,272
5.509% due 04/16/47 (Þ)	300	304	Series 2005-AR13 Class A1A1
RBSSP Resecuritization Trust			0.511% due 10/25/45 (Ê)	143	132
Series 2010-3 Class 9A1			Series 2006-AR7 Class 2A
5.500% due 02/26/35 (Þ)	531	543	1.093% due 07/25/46 (Ê)	1,610	1,305
Reperforming Loan REMIC Trust			Series 2006-AR10 Class 1A1
Series 2005-R2 Class 2A4			2.246% due 09/25/36	4,385	3,950
8.500% due 06/25/35 (Þ)	95	101	Series 2007-HY1 Class 3A3
RFMSI Trust			4.371% due 02/25/37 (Ê)	3,459	3,191
Series 2006-SA4 Class 2A1			Series 2007-HY1 Class 4A1
3.660% due 11/25/36 (Ê)	437	379	2.379% due 02/25/37 (Ê)	2	2
Rialto Capital Management LLC			Series 2007-HY2 Class 2A3
Series 2014-LT5 Class A			1.755% due 04/25/37 (Ê)	3,619	2,668
2.850% due 05/15/24 (Þ)	206	205	Series 2007-HY5 Class 3A1
RREF LLC			4.591% due 05/25/37 (Ê)	4,215	3,930
Series 2014-LT6 Class A			Series 2007-OA2 Class 1A
2.750% due 09/15/24 (Þ)	360	359	0.858% due 03/25/47 (Ê)	4,862	3,814
Series 2015-LT7 Class A			Wells Fargo Commercial Mortgage Trust
3.000% due 12/25/32 (Þ)	4,129	4,129	Series 2015-C29 Class D
SFAVE Commercial Mortgage Securities			4.365% due 06/15/48	125	100
Trust			Series 2015-LC22 Class A4
Series 2015-5AVE Class A1			3.839% due 09/15/58	155	162
3.872% due 01/05/35 (Þ)	215	212	Series 2015-NXS1 Class D
Series 2015-5AVE Class A2B			4.105% due 05/15/48	40	33
4.144% due 01/05/35 (Þ)	400	395	Wells Fargo Mortgage Backed Securities
Structured Adjustable Rate Mortgage			Trust
Loan Trust			Series 2004-CC Class A1
Series 2004-12 Class 2A			2.665% due 01/25/35 (Ê)	589	595
2.421% due 09/25/34 (Ê)	5,488	5,444	Series 2005-18 Class 2A10
Series 2004-18 Class 5A			21.923% due 01/25/36 (Å)(Ê)	221	266
2.586% due 12/25/34	68	66	Series 2005-AR7 Class 2A1
Structured Asset Mortgage Investments			2.740% due 05/25/35 (Ê)	1,561	1,547
II Trust
Series 2004-AR7 Class A1B			Series 2005-AR8 Class 1A1
0.564% due 04/19/35 (Ê)	658	624	2.722% due 06/25/35 (Ê)	4,322	4,399
			Series 2006-2 Class 2A3
Towd Point Mortgage Trust			5.500% due 03/25/36	641	615
Series 2015-2 Class 2A1
3.750% due 11/25/57 (Þ)	2,956	3,060	Series 2006-6 Class 1A8
UBS-Barclays Commercial Mortgage			5.750% due 05/25/36	995	975
Trust			Series 2006-8 Class A15
Series 2012-C3 Class A4			6.000% due 07/25/36	2,123	2,142
3.091% due 08/10/49	315	321	Series 2006-11 Class A9
Series 2013-C5 Class A4			6.500% due 09/25/36	946	919
3.185% due 03/10/46	530	540	Series 2006-AR1 Class 2A5
Wachovia Bank Commercial Mortgage			5.552% due 03/25/36 (Ê)	801	779
Trust			Series 2006-AR2 Class 2A1
Series 2005-C17 Class G			2.698% due 03/25/36	915	910
5.797% due 03/15/42 (Þ)	105	105	Series 2006-AR4 Class 2A1
Series 2005-C22 Class AM			5.724% due 04/25/36 (Ê)	4,936	4,816
5.546% due 12/15/44	428	428	Series 2006-AR10 Class 4A1
Series 2006-C23 Class A4			2.626% due 07/25/36 (Ê)	1,759	1,652
5.418% due 01/15/45	15	14

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 377

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$			or Shares	$
Series 2006-AR17 Class A1			6.650% due 03/01/22		945	1,141
2.733% due 10/25/36 (Ê)	4,968	4,710	University of California Revenue Bonds
Series 2007-11 Class A81			4.601% due 05/15/31		3,085	3,276
6.000% due 08/25/37	2,067	2,048				36,000
Series 2007-13 Class A7			Non-US Bonds - 3.9%
6.000% due 09/25/37	408	410	Achmea BV
WFRBS Commercial Mortgage Trust			2.500% due 11/19/20	EUR	2,800	3,261
Series 2011-C4 Class A4			Australia Government Bond
4.902% due 06/15/44 (Þ)	600	670	Series 120
Series 2012-C6 Class D			6.000% due 02/15/17	AUD	2,689	2,020
5.747% due 04/15/45 (Þ)	415	431	Series 126
Series 2012-C8 Class A1			4.500% due 04/15/20	AUD	12,350	9,758
0.864% due 08/15/45	5,557	5,547	Series 133
Series 2012-C8 Class A3			5.500% due 04/21/23	AUD	1,340	1,156
3.001% due 08/15/45	3,910	3,972	Series 140
Series 2012-C9 Class A1			4.500% due 04/21/33	AUD	10,020	8,484
0.673% due 11/15/45	396	395	Barclays Bank PLC
Series 2012-C9 Class A3			6.000% due 01/14/21	EUR	1,225	1,615
2.870% due 11/15/45	110	111	Brazil Notas do Tesouro Nacional
Series 2013-C14 Class A1			Series NTNB
0.836% due 06/15/46	1,320	1,313	6.000% due 05/15/45	BRL	5,401	3,378
Series 2013-C14 Class A5			6.000% due 08/15/50	BRL	8,580	5,275
3.337% due 06/15/46	3,434	3,525	Series NTNF
Series 2013-C15 Class A3			10.000% due 01/01/17	BRL	7,370	1,874
3.881% due 08/15/46	125	133	10.000% due 01/01/21	BRL	12,510	2,731
Series 2014-C19 Class A3			10.000% due 01/01/23	BRL	23,181	4,803
3.660% due 03/15/47	1,780	1,866	10.000% due 01/01/25	BRL	26,060	5,181
Series 2014-C19 Class A5			Bundesrepublik Deutschland
4.101% due 03/15/47	285	307	1.000% due 08/15/25	EUR	1,300	1,493
Series 2014-C21 Class A2			Colombian TES
2.917% due 08/15/47	380	392	Series B
Series 2014-C21 Class A5			10.000% due 07/24/24	COP	38,578,500	15,130
3.678% due 08/15/47	50	52	CRH Finland Services OYJ
Series 2014-LC14 Class XA			2.750% due 10/15/20	EUR	725	853
1.602% due 03/15/47	2,578	191	Danske Bank A/S
		1,589,470	2.750% due 05/19/26	EUR	2,100	2,391
Municipal Bonds - 0.6%			Electricite de France SA
Brazos Higher Education Authority			4.250% due 12/29/49 (ƒ)	EUR	800	906
Revenue Bonds			European Financial Stability Facility
0.336% due 12/26/24 (Ê)	1,471	1,422	1.625% due 07/17/20	EUR	7,550	8,935
City of New York New York General			European Investment Bank
Obligation Unlimited			Series EmtN
5.047% due 10/01/24	2,200	2,536	1.375% due 09/15/21	EUR	5,725	6,733
6.646% due 12/01/31	1,500	1,748	FADE - Fondo de Amortizacion del
Metropolitan Transportation Authority			Deficit Electrico
Revenue Bonds			2.250% due 12/17/16	EUR	5,600	6,298
6.089% due 11/15/40	2,800	3,521
Municipal Electric Authority of Georgia			FCA Capital Ireland PLC
Revenue Bonds			2.875% due 01/26/18	EUR	2,620	2,983
6.637% due 04/01/57	4,755	5,656	Housing Financing Fund
7.055% due 04/01/57	4,445	4,800	Series 2
New York City Water & Sewer System			3.750% due 04/15/34	ISK	362,241	3,176
Revenue Bonds			Series 3
5.375% due 06/15/43	5,075	5,952	3.750% due 06/15/44	ISK	780,269	7,128
North Texas Tollway Authority Revenue			Intesa Sanpaolo SpA
Bonds			2.000% due 06/18/21	EUR	2,025	2,298
6.718% due 01/01/49	1,100	1,481	Ireland Government Bond
Port Authority of New York & New			5.400% due 03/13/25	EUR	7,190	10,888
Jersey Revenue Bonds			Kerry Group Financial Services
4.458% due 10/01/62	4,175	4,048	2.375% due 09/10/25	EUR	850	976
South Carolina Student Loan Corp.			Malaysia Government Bond
Revenue Bonds			Series 0111
0.356% due 12/01/20 (Ê)	421	419	4.160% due 07/15/21	MYR	1,680	394
State of California General Obligation
Unlimited

See accompanying notes which are an integral part of the financial statements.

378 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
		or Shares	$		or Shares	$
Series 0114				Series 1
4.181% due 07/15/24	MYR	17,700	4,124	1.000% due 07/28/17	7,000	7,029
Series 0215				Federal National Mortgage Association
3.795% due 09/30/22	MYR	2,720	622	Series 2
Series 0314				0.214% due 07/20/17 (Ê)	11,740	11,739
4.048% due 09/30/21	MYR	6,770	1,575	United States Small Business
Series 0414				Administration
3.654% due 10/31/19	MYR	11,660	2,706	Series 97-D Class 1
Series 0512				7.500% due 04/01/17	57	59
3.314% due 10/31/17	MYR	4,630	1,084	United States Treasury Inflation Indexed
Mexican Bonos				Bonds
Series M 10				0.375% due 07/15/25	719	701
8.500% due 12/13/18	MXN	43,460	2,918	United States Treasury Notes
Series M 20				1.375% due 08/31/20	102,525	101,961
10.000% due 12/05/24	MXN	102,650	7,955			139,048
7.500% due 06/03/27	MXN	59,743	3,985	United States Government Treasuries - 15.6%
Series M 30				United States Treasury Inflation Indexed
10.000% due 11/20/36	MXN	74,210	6,190	Bonds
				0.125% due 04/15/17	6,117	6,114
Series M				0.125% due 07/15/24	12,396	11,867
8.000% due 06/11/20	MXN	81,530	5,511
7.750% due 05/29/31	MXN	37,000	2,518	0.250% due 01/15/25	11,627	11,171
7.750% due 11/13/42	MXN	182,600	12,405	0.625% due 02/15/43	3,867	3,329
New Zealand Government Bond				1.375% due 02/15/44	19,312	20,010
2.000% due 09/20/25 (Å)	NZD	3,830	2,675	0.750% due 02/15/45	4,524	4,013
Series 0427				United States Treasury Notes
4.500% due 04/15/27	NZD	7,500	5,645	0.625% due 08/31/17	5,500	5,491
Series 423				0.625% due 09/30/17	22,245	22,196
5.500% due 04/15/23	NZD	2,090	1,647	0.750% due 12/31/17	9,175	9,160
Series 521				1.000% due 08/15/18	13,615	13,612
6.000% due 05/15/21	NZD	22,255	17,496	1.500% due 08/31/18	80,895	81,999
Norway Government Bond				0.875% due 10/15/18	12,310	12,252
Series 472				1.000% due 09/30/19	8,755	8,641
4.250% due 05/19/17 (Þ)	NOK	65,926	8,185	1.625% due 07/31/20	38,515	38,730
Series 476				1.375% due 09/30/20	124,600	123,747
3.000% due 03/14/24 (Þ)	NOK	11,730	1,542	1.375% due 10/31/20	52,435	52,051
Series 477				1.750% due 09/30/22	88,330	87,543
1.750% due 03/13/25 (Þ)	NOK	24,430	2,916	2.250% due 11/15/24	13,640	13,786
Peru Government Bond				2.000% due 02/15/25	14,600	14,431
5.700% due 08/12/24	PEN	19,820	5,586	2.000% due 08/15/25	205,052	202,325
6.900% due 08/12/37	PEN	18,750	5,350	3.140% due 11/15/27	12,295	9,069
Royal Bank of Scotland PLC (The)				2.750% due 08/15/42	21,490	20,815
6.934% due 04/09/18	EUR	1,625	2,006	2.875% due 05/15/43	6,985	6,907
Scottish Widows PLC				3.750% due 11/15/43	5,550	6,486
5.500% due 06/16/23	GBP	1,150	1,833	3.625% due 02/15/44	22,700	25,913
South Africa Government Bond				3.000% due 11/15/44	1,425	1,441
Series R203
8.250% due 09/15/17	ZAR	34,050	2,512	3.000% due 05/15/45	30,055	30,410
Series R209				2.875% due 08/15/45	123,395	121,924
6.250% due 03/31/36	ZAR	27,870	1,508			965,433
Series R214				Total Long-Term Investments
6.500% due 02/28/41	ZAR	111,850	6,065	(cost $5,364,146)		5,356,767
Telefonica Emisiones SAU
1.477% due 09/14/21	EUR	1,600	1,752
Titulos De Tesoreria B Bonds				Common Stocks - 0.0%
Series B				Financial Services - 0.0%
6.000% due 04/28/28	COP	5,555,100	1,585	Escrow GM Corp.(Å)(Ø)	420,000	—
			240,014	Total Common Stocks
United States Government Agencies - 2.2%				(cost $—)		—
Federal Home Loan Banks
3.150% due 06/28/17		5,830	5,831	Preferred Stocks - 0.2%
Federal Home Loan Mortgage Corp.
0.199% due 04/20/17 (Ê)		11,730	11,728	Financial Services - 0.1%
				XLIT, Ltd.	3,685	3,040

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 379

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
		Principal		Fair		Principal	Fair
	Amount ($)			Value		Amount ($)	Value
		or Shares		$		or Shares	$
					1.116% due 04/01/16 (Ê)	9,474	9,485
Technology - 0.1%					3.953% due 06/15/16	600	609
Verizon Communications, Inc.		260,200		6,921	Coca-Cola Enterprises, Inc.
Total Preferred Stocks					2.000% due 08/19/16	858	865
(cost $9,619)				9,961	Commonwealth Bank of Australia
					0.622% due 06/03/16 (Ê)(Þ)	9,980	9,980
					Continental Airlines Pass-Through Trust
Options Purchased - 0.0%					Series 2009-1
(Number of Contracts)					9.000% due 07/08/16	2,390	2,500
Swaptions					Cooperatieve Centrale Raiffeisen-
(Fund Receives/Fund Pays)					Boerenleenbank BA
USD 5.000%/USD 3 Month LIBOR					Series YCD
Jan 2019 0.00 Put (1)		39,375	(ÿ)	200	0.383% due 03/22/16 (Ê)(~)	2,000	2,000
Total Options Purchased					Deutsche Telekom International Finance
(cost $529)				200	BV
					3.125% due 04/11/16 (Þ)	4,050	4,088
					Drive Auto Receivables Trust
Short-Term Investments - 21.0%					Series 2015-CA Class A1
AbbVie, Inc.					0.480% due 08/15/16 (Þ)	3,000	3,000
1.200% due 11/06/15		7,300		7,300	Series 2015-DA Class A1
ABN Amro Bank NV					0.520% due 10/17/16 (Þ)	3,811	3,811
1.123% due 10/28/16 (Ê)(Þ)		2,320		2,327	ENI Finance USA, Inc.
Adam Aircraft Term Loan					Zero coupon due 12/18/15 (ç)(Þ)(~)	6,350	6,344
3.188% due 05/23/16 (Å)		760		8	Fannie Mae
Air Lease Corp.					8.000% due 10/01/16	—	—
4.500% due 01/15/16		2,700		2,714	Federal Farm Credit Banks
Ally Auto Receivables Trust					0.214% due 09/14/16 (Ê)	6,330	6,331
Series 2015-1 Class A1					Federal Home Loan Bank Discount
0.390% due 08/15/16		2,855		2,855	Notes
American Express Credit Corp.					Zero coupon due 11/06/15 (ç)(~)	12,710	12,709
0.010% due 01/04/16 (~)		2,500		2,499	Zero coupon due 11/09/15 (ç)(~)	6,210	6,210
0.834% due 07/29/16 (Ê)		6,600		6,604	Federal Home Loan Banks
AmeriCredit Automobile Receivables					0.375% due 06/24/16	6,850	6,848
Trust					Federal Home Loan Mortgage Corp.
Series 2015-3 Class A1					Multifamily Structured Pass-Through
0.500% due 08/08/16		9,795		9,794	Certificates
Anheuser-Busch InBev Worldwide, Inc.					Series 2012-K501 Class X1A
2.875% due 02/15/16		2,150		2,164	Interest Only STRIP
AT&T, Inc.					1.606% due 08/25/16	30,705	222
2.950% due 05/15/16		5,375		5,430	Freddie Mac
Series FRN					11.000% due 11/01/15	—	—
0.741% due 02/12/16 (Ê)		5,403		5,401	11.000% due 12/01/15	—	—
AWAS Aviation Capital, Ltd.					Freddie Mac Discount Notes
7.000% due 10/17/16 (Þ)		785		785	Series RB
Bank of America Corp.					Zero coupon due 01/05/16 (~)	19,785	19,782
3.625% due 03/17/16		875		885	GE Capital International Funding Co.
5.625% due 10/14/16		1,680		1,752	0.964% due 04/15/16 (Å)	25,290	25,285
Bank of America NA					General Electric Capital Corp.
Series BKNT					1.111% due 02/08/16 (Ê)	2,550	2,554
0.617% due 06/15/16 (Ê)		3,100		3,094	General Mills, Inc.
Banque PSA Finance SA					0.523% due 01/28/16 (Ê)	5,915	5,915
4.250% due 02/25/16	EUR	5,200		5,780	Series FRN
BBVA Bancomer SA					0.624% due 01/29/16 (Ê)	5,675	5,674
4.500% due 03/10/16 (Þ)		600		606	Goldman Sachs Group, Inc. (The)
BioMed Realty, LP					5.350% due 01/15/16	1,000	1,010
3.850% due 04/15/16		2,000		2,017	0.769% due 03/22/16 (Ê)	4,200	4,200
Citigroup, Inc.					5.750% due 10/01/16	1,338	1,396
5.300% due 01/07/16		1,325		1,335	Google, Inc.

See accompanying notes which are an integral part of the financial statements.

380 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
		Principal		Fair		Principal	Fair
		Amount ($)		Value		Amount ($)	Value
		or Shares		$		or Shares	$
2.125% due 05/19/16		3,405		3,438	0.400% due 03/14/16	55	55
HCP, Inc.					Sumitomo Mitsui Banking Corp.
6.300% due 09/15/16		2,700		2,810	Series YCD
Historic TW, Inc.					0.373% due 01/28/16 (Ê)(~)	4,000	4,000
8.050% due 01/15/16		2,900		2,940	Tennessee Gas Pipeline Co. LLC
Huntington Auto Trust					8.000% due 02/01/16	2,050	2,084
Series 2015-1 Class A1					Toronto-Dominion Bank (The)
0.350% due 06/15/16		147		147	0.793% due 09/09/16 (Ê)	10,885	10,908
Hyundai Auto Receivables Trust					Total Capital International SA
Series 2015-C Class A1					1.000% due 08/12/16	10,485	10,520
0.390% due 09/15/16		5,607		5,607	Unilever Capital Corp.
International Business Machines Corp.					2.750% due 02/10/16	1,300	1,308
0.374% due 02/05/16 (Ê)		400		400	United States Treasury Bills
Japan Treasury Discount Bill					0.040% due 12/10/15	22,380	22,379
Series 537					0.050% due 12/10/15	30,100	30,100
Zero coupon due 12/10/15 (~)	JPY	730,000		6,050
John Deere Capital Corp.					0.090% due 01/07/16 (~)	400	400
0.386% due 04/12/16 (Ê)		9,550		9,553	0.180% due 02/04/16	3,500	3,499
JPMorgan Chase & Co.					0.230% due 03/03/16	3,200	3,198
1.125% due 02/26/16		9,000		9,017	0.020% due 03/03/16	4,100	4,099
JPMorgan Chase Bank NA					United States Treasury Inflation Indexed
Series BKNT					Bonds
5.875% due 06/13/16		240		247	0.125% due 04/15/16	8,978	8,921
LMA Americas LLC					2.500% due 07/15/16	5,287	5,388
1.000% due 11/03/15 (Å)(ç)(~)		350		350	United States Treasury Notes
Marathon Oil Corp.					0.250% due 04/15/16	23,755	23,754
0.900% due 11/01/15 (ç)		6,300		6,300	0.500% due 06/15/16	43,000	43,041
Mercedes-Benz Auto Receivables Trust					Verizon Communications, Inc.
Series 2015-1 Class A1					2.500% due 09/15/16	514	521
0.390% due 08/15/16		6,367		6,365	Series FRN
Morgan Stanley					1.867% due 09/15/16 (Ê)	11,840	11,951
5.750% due 10/18/16		1,500		1,568	Vodafone Group PLC
Nissan Auto Receivables Owner Trust					Series FRN
Series 2015-B Class A1					0.752% due 02/19/16 (Ê)	7,000	6,997
0.380% due 08/15/16		6,637		6,637	Wells Fargo & Co.
Nomura Holdings Inc.					1.250% due 07/20/16	2,000	2,009
2.000% due 09/13/16		4,385		4,411	Willis Group Holdings PLC
PACCAR Financial Corp.					4.125% due 03/15/16	1,935	1,954
0.581% due 02/08/16 (Ê)		2,760		2,761	Total Short-Term Investments
Procter & Gamble Co. (The)					(cost $1,300,920)		1,300,606
4.850% due 12/15/15		2,938		2,953
1.450% due 08/15/16		250		252	Total Investments 107.6%
Province of Quebec Canada					(identified cost $6,675,214)		6,667,534
5.000% due 03/01/16		7,600		7,709
Realty Income Corp.
5.950% due 09/15/16		1,515		1,573	Other Assets and Liabilities,
Russell U.S. Cash Management Fund		792,928,950	(8)	792,929	Net - (7.6%)		(469,164)
Ryder System, Inc.					Net Assets - 100.0%		6,198,370
3.600% due 03/01/16		4,750		4,787
Sanofi
2.625% due 03/29/16		12,110		12,219
Santander Drive Auto Receivables Trust
Series 2015-3 Class A1
0.480% due 06/15/16		2,053		2,053
Series 2015-4 Class A1
0.500% due 09/15/16		6,277		6,276
SMART Trust
Series 2015-1US Class A1

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 381

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
1.8%
Adam Aircraft Term Loan	03/28/08		760,489	99.87	760	8
Bear Stearns Second Lien Trust	10/22/15		1,878,301	96.38	1,810	1,817
BHP Billiton Finance USA, Ltd.	10/14/15		3,350,000	100.00	3,350	3,421
Commercial Mortgage Pass-Through Certificates	10/20/15		235,000	74.11	174	174
Endo, Ltd. / Endo Finance LLC / Endo Finco, Inc.	10/02/15		550,000	98.51	542	550
Escrow GM Corp.	04/21/11		420,000	—	—	—
Fannie Mae	10/27/00		18,321	24.42	4	4
Fannie Mae	02/12/01		18,840	26.00	5	5
Fannie Mae	08/14/02		8,008	26.42	2	2
Fannie Mae	04/27/10		27,186	21.35	6	6
Fannie Mae REMICS	09/15/00		26,058	21.76	6	6
Fannie Mae REMICS	06/12/01		9,050	4.56	—	—
Fannie Mae REMICS	04/02/03		353,818	17.58	62	62
Fannie Mae REMICS	05/28/03		73,509	19.01	14	14
Fannie Mae REMICS	01/07/04		54,219	23.95	13	13
Fannie Mae REMICS	04/25/05		78,307	20.21	16	16
Fannie Mae REMICS	04/25/05		66,027	23.11	15	15
Fannie Mae REMICS	04/25/05		43,874	24.56	11	11
Fannie Mae REMICS	02/28/07		68,546	99.93	69	67
Fannie Mae REMICS	08/17/07		711,927	99.14	706	670
Freddie Mac REMICS	04/14/03		44,874	28.24	13	13
Freddie Mac REMICS	06/11/03		11,820	17.87	2	2
Freddie Mac REMICS	03/05/04		92,776	23.85	22	22
Freddie Mac REMICS	03/15/04		15,588	19.61	3	3
Freddie Mac REMICS	04/22/05		492,857	18.09	89	89
Freddie Mac Strips	12/12/00		16,912	23.73	4	4
Freddie Mac Strips	05/29/03		42,882	21.42	9	9
Freddie Mac Strips	08/19/03		43,460	21.36	9	9
Freddie Mac Strips	02/13/04		43,510	25.19	11	11
GE Capital International Funding Co.	09/26/11		1,923,000	102.86	1,978	1,996
GE Capital International Funding Co.	06/04/12		3,936,000	100.38	3,951	3,947
GE Capital International Funding Co.	11/30/12		2,939,000	102.86	3,023	3,050
GE Capital International Funding Co.	01/10/13		1,766,000	100.05	1,767	1,785
GE Capital International Funding Co.	10/19/15		25,290,000	100.00	25,290	25,285
Ginnie Mae	11/13/02		14,233	23.29	4	3
Government National Mortgage Association	01/20/10		65,139	28.74	19	19
GSAA Trust	10/21/15		3,968,328	85.01	3,373	3,330
Hertz Vehicle Financing LLC	09/30/15		5,305,000	99.98	5,304	5,265
Hewlett Packard Enterprise Co.	09/30/15		6,100,000	99.73	6,083	6,028
Hewlett Packard Enterprise Co.	09/30/15		10,475,000	99.80	10,454	10,562
Hewlett Packard Enterprise Co.	09/30/15		6,175,000	99.94	6,172	6,024
Hewlett Packard Enterprise Co.	09/30/15		9,000,000	99.95	8,995	9,026
Hilton USA Trust	11/22/13		206,948	100.00	207	207
Hilton USA Trust	07/11/14		5,000,000	103.47	5,173	5,034
Hutchison Whampoa International 14, Ltd.	10/28/14		2,475,000	99.89	2,472	2,492
ING Bank NV	06/04/12		2,125,000	99.29	2,110	2,190
JPMBB Commercial Mortgage Securities Trust	10/23/15		175,000	78.13	137	136
JPMorgan Chase Commercial Mortgage Securities Trust	10/29/15		2,095,000	99.99	2,095	2,095
LMA Americas LLC	10/27/15		350,000	100.00	350	350
Mastr Asset Backed Securities Trust	11/02/12		1,106,726	56.01	620	696
New Zealand Government Bond	11/04/13	NZD	3,830,000	85.86	3,289	2,675
Nomura Resecuritization Trust	10/23/15		1,272,000	92.00	1,170	1,170
Reliance Standard Life Global Funding II	10/13/15		2,345,000	99.93	2,343	2,342
Rolls-Royce PLC	10/06/15		5,830,000	99.90	5,824	5,909
Volkswagen Group of America Finance LLC	10/07/15		3,785,000	94.51	3,577	3,614
Wells Fargo Mortgage Backed Securities Trust	04/20/10		221,195	109.67	243	266
						112,519

For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

382 Russell Strategic Bond Fund

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Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Australia Government 3 Year Treasury Bond Futures	163	AUD	18,306	12/15	2
Japan Government Mini 10 Year Bond Futures	5	JPY	74,270	12/15	3
Long Gilt Futures	36	GBP	4,239	12/15	(44)
United States 2 Year Treasury Note Futures	989	USD	216,251	12/15	(265)
United States 5 Year Treasury Note Futures	1,994	USD	238,828	12/15	(405)
United States 10 Year Treasury Note Futures	1,498	USD	191,276	12/15	(137)
United States Treasury Long Bond Futures	966	USD	151,119	12/15	440
United States Treasury Ultra Bond Futures	268	USD	42,813	12/15	(55)
Short Positions
Australia Government 10 Year Treasury Bond Futures	17	AUD	2,199	12/15	(4)
Canada 10 Year Bond Futures	48	CAD	6,744	12/15	53
Euro-Bobl Futures	381	EUR	49,309	12/15	(347)
Euro-BTP Futures	111	EUR	15,422	12/15	(593)
Euro-Bund Futures	143	EUR	22,481	12/15	(363)
Euro-BUXL 30 Year Bond Futures	2	EUR	316	12/15	(5)
Euro-OAT Futures	105	EUR	16,091	12/15	(378)
Euro-Schatz Futures	29	EUR	3,233	12/15	(7)
Japan Government 10 Year Bond Futures	31	JPY	4,605,360	12/15	(175)
Long Gilt Futures	163	GBP	19,193	12/15	27
United States 5 Year Treasury Note Futures	960	USD	114,983	12/15	201
United States 10 Year Treasury Note Futures	208	USD	26,559	12/15	(104)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(2,156)

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike	Notional	Expiration	Fair Value
	Call/Put	Contracts	Price	Amount	Date	$
Swaptions
(Fund Receives/Fund Pays)
USD 5.000%/USD 3 Month LIBOR	Put	1	0.00	148,550	01/14/19	(229)
Total Liability for Options Written (premiums received $769)						(229)

Transactions in options written contracts for the period ended October 31, 2015 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding October 31, 2014	2	$867
Opened	—	—
Closed	(1)	(98)
Expired	—	—
Outstanding October 31, 2015	1	$769

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	860	AUD	1,226	11/06/15	15
Bank of America	USD	7,239	AUD	10,158	11/12/15	2
Bank of America	USD	991	CAD	1,310	11/30/15	11
Bank of America	USD	1,476	GBP	958	11/30/15	1
Bank of America	USD	1,043	NOK	8,901	11/06/15	5
Bank of America	USD	25,224	NOK	214,475	11/06/15	16
Bank of America	USD	809	NZD	1,267	11/06/15	49
Bank of America	CAD	52,418	USD	39,087	11/06/15	(999)
Bank of America	CHF	642	USD	657	11/06/15	8

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 383

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Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	CHF	24,846	USD	25,537	11/06/15	399
Bank of America	CHF	62,114	USD	63,843	11/06/15	997
Bank of America	EUR	4,355	USD	4,826	11/25/15	36
Bank of America	JPY	3,133,550	USD	26,172	11/06/15	204
Bank of America	NOK	536,188	USD	63,061	11/06/15	(41)
Bank of America	PLN	425	USD	111	11/30/15	1
Bank of America	SEK	1,543	USD	184	11/06/15	3
Bank of America	SGD	1,380	USD	982	11/30/15	(3)
Bank of Montreal	USD	4,544	CAD	5,975	11/30/15	25
Bank of Montreal	USD	64,866	JPY	7,788,996	11/06/15	(318)
Barclays	AUD	10,811	JPY	934,196	11/12/15	36
Barclays	JPY	870,919	NOK	61,242	11/12/15	(11)
Barclays	JPY	730,000	USD	5,853	12/10/15	(199)
Barclays	MXN	3,120	USD	188	11/30/15	(1)
BNP Paribas	USD	65,799	CAD	86,085	11/06/15	33
BNP Paribas	USD	491	CAD	650	11/30/15	6
BNP Paribas	USD	491	CAD	650	11/30/15	6
BNP Paribas	USD	39,067	EUR	34,978	11/06/15	(602)
BNP Paribas	USD	64,474	EUR	57,540	11/06/15	(1,197)
BNP Paribas	USD	441	EUR	400	11/30/15	(1)
BNP Paribas	USD	980	GBP	647	11/06/15	17
BNP Paribas	USD	38,211	GBP	25,184	11/06/15	612
BNP Paribas	USD	25,969	JPY	3,133,550	11/06/15	—
BNP Paribas	USD	39,248	JPY	4,735,876	11/06/15	(1)
BNP Paribas	USD	1,208	JPY	146,401	11/30/15	5
BNP Paribas	USD	65,818	NZD	103,145	11/06/15	4,011
BNP Paribas	USD	38,970	SEK	330,855	11/06/15	(242)
BNP Paribas	AUD	1,839	USD	1,289	11/06/15	(22)
BNP Paribas	AUD	91,677	USD	65,392	11/06/15	28
BNP Paribas	CHF	482	USD	490	11/30/15	2
BNP Paribas	CHF	483	USD	491	11/30/15	2
BNP Paribas	GBP	43,052	USD	65,205	11/06/15	(1,162)
BNP Paribas	NZD	1,901	USD	1,213	11/06/15	(74)
BNP Paribas	NZD	103,145	USD	69,767	11/06/15	(62)
BNP Paribas	PEN	45	USD	14	11/30/15	—
Citigroup	USD	14,490	AUD	20,316	11/12/15	(9)
Citigroup	USD	7,242	EUR	6,476	11/12/15	(120)
Citigroup	USD	12,800	EUR	11,720	11/12/15	89
Citigroup	USD	1,209	JPY	146,400	11/30/15	5
Citigroup	AUD	43,904	USD	31,165	11/12/15	(128)
Citigroup	EUR	13,278	USD	14,509	11/12/15	(93)
Citigroup	EUR	695	USD	768	11/30/15	3
Citigroup	GBP	3,625	USD	5,567	11/30/15	(21)
Citigroup	NZD	787	USD	528	11/30/15	(4)
Citigroup	SGD	2,766	USD	1,991	11/30/15	18
Commonwealth Bank of Australia	USD	25,317	AUD	36,134	11/06/15	445
Commonwealth Bank of Australia	USD	845	EUR	757	11/06/15	(13)
Commonwealth Bank of Australia	USD	375	JPY	44,879	11/06/15	(3)
Commonwealth Bank of Australia	USD	25,396	NZD	39,990	11/06/15	1,678
Commonwealth Bank of Australia	AUD	54,200	USD	37,976	11/06/15	(668)
Commonwealth Bank of Australia	CHF	1,604	USD	1,643	11/06/15	20
Commonwealth Bank of Australia	NOK	22,252	USD	2,608	11/06/15	(11)
Commonwealth Bank of Australia	NZD	59,986	USD	38,094	11/06/15	(2,516)
Credit Suisse	HUF	103,000	USD	370	11/30/15	6
Deutsche Bank	USD	270	CAD	355	11/30/15	1
Deutsche Bank	USD	299	EUR	270	11/30/15	(1)
Deutsche Bank	CHF	270	USD	274	11/30/15	1
Goldman Sachs	USD	808	CAD	1,059	11/12/15	2
Goldman Sachs	USD	2,494	EUR	2,234	11/12/15	(37)
Goldman Sachs	USD	248	HUF	69,100	11/30/15	(4)
Goldman Sachs	USD	251	SEK	2,130	11/30/15	(1)
Goldman Sachs	USD	559	SEK	4,720	11/30/15	(6)
Goldman Sachs	USD	750	SEK	6,388	11/30/15	(2)

See accompanying notes which are an integral part of the financial statements.

384 Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Goldman Sachs	AUD	21,623	USD	15,593	11/12/15	181
Goldman Sachs	CHF	1,231	NOK	10,491	11/12/15	(11)
Goldman Sachs	CHF	4,395	USD	4,485	11/12/15	38
Goldman Sachs	EUR	892	USD	982	11/30/15	1
Goldman Sachs	EUR	60,976	USD	67,394	11/30/15	319
Goldman Sachs	GBP	170	USD	260	11/30/15	(2)
Goldman Sachs	GBP	510	USD	780	11/30/15	(6)
Goldman Sachs	JPY	292,055	AUD	3,363	11/12/15	(23)
Goldman Sachs	JPY	1,838,191	USD	15,561	11/12/15	326
Goldman Sachs	JPY	119,000	USD	986	11/30/15	(1)
Goldman Sachs	JPY	138,100	USD	1,148	11/30/15	3
HSBC	USD	223	GBP	145	11/30/15	1
HSBC	USD	1,475	GBP	957	11/30/15	—
HSBC	USD	1,209	JPY	146,400	11/30/15	5
HSBC	USD	6,664	NZD	9,930	11/25/15	50
HSBC	USD	145	NZD	218	11/30/15	3
HSBC	USD	242	NZD	364	11/30/15	4
HSBC	AUD	205	USD	145	11/30/15	(1)
HSBC	AUD	342	USD	242	11/30/15	(1)
HSBC	KRW	2,506,867	USD	2,221	11/30/15	27
HSBC	MXN	40,204	USD	2,430	11/25/15	(1)
JPMorgan Chase	USD	768	AUD	1,084	11/30/15	4
JPMorgan Chase	USD	24,701	CAD	32,088	01/15/16	(171)
JPMorgan Chase	USD	6,111	CLP	4,215,854	01/15/16	(56)
JPMorgan Chase	USD	145	DKK	951	01/15/16	(4)
JPMorgan Chase	USD	281	EUR	254	11/30/15	(1)
JPMorgan Chase	USD	405	EUR	357	12/15/15	(12)
JPMorgan Chase	USD	23,174	JPY	2,788,883	11/12/15	(61)
JPMorgan Chase	USD	15,174	JPY	1,824,209	12/15/15	(48)
JPMorgan Chase	USD	8,161	MYR	36,047	01/15/16	203
JPMorgan Chase	USD	17,806	NOK	144,387	01/15/16	(831)
JPMorgan Chase	USD	779	NZD	1,163	11/30/15	7
JPMorgan Chase	USD	7,245	PLN	27,046	01/15/16	(259)
JPMorgan Chase	USD	501	SEK	4,257	11/30/15	(2)
JPMorgan Chase	USD	1,925	SEK	16,369	11/30/15	(7)
JPMorgan Chase	USD	16,993	SEK	138,378	01/15/16	(766)
JPMorgan Chase	AUD	46,334	USD	33,801	12/15/15	831
JPMorgan Chase	BRL	2,140	USD	539	01/15/16	(3)
JPMorgan Chase	BRL	8,636	USD	2,174	01/15/16	(14)
JPMorgan Chase	BRL	10,712	USD	2,705	01/15/16	(9)
JPMorgan Chase	BRL	41,098	USD	10,131	01/15/16	(280)
JPMorgan Chase	CAD	1,022	USD	776	11/30/15	(6)
JPMorgan Chase	CHF	14,345	USD	14,707	11/12/15	191
JPMorgan Chase	CHF	16,773	USD	17,119	11/12/15	145
JPMorgan Chase	CHF	24,036	USD	25,068	01/15/16	686
JPMorgan Chase	CNY	5,191	USD	793	10/21/16	(6)
JPMorgan Chase	COP	53,916,774	USD	17,892	01/15/16	(555)
JPMorgan Chase	CZK	191,394	USD	8,030	01/15/16	245
JPMorgan Chase	DKK	760	USD	116	01/15/16	4
JPMorgan Chase	EUR	458	USD	506	11/30/15	2
JPMorgan Chase	EUR	893	USD	979	11/30/15	(3)
JPMorgan Chase	GBP	14,454	USD	22,147	12/15/15	(131)
JPMorgan Chase	IDR	167,012,094	USD	11,006	01/15/16	(862)
JPMorgan Chase	MXN	218,123	USD	13,181	01/15/16	43
JPMorgan Chase	NOK	131,283	USD	15,747	11/12/15	298
JPMorgan Chase	NZD	96,980	USD	64,581	12/15/15	(887)
JPMorgan Chase	PEN	85,653	USD	25,799	01/15/16	10
JPMorgan Chase	SGD	18,105	USD	12,964	01/15/16	71
JPMorgan Chase	TRY	32,016	USD	10,729	01/15/16	(22)
JPMorgan Chase	ZAR	5,864	USD	434	01/15/16	16
Royal Bank of Canada	USD	737	AUD	1,033	11/06/15	—
Royal Bank of Canada	USD	586	CAD	767	11/06/15	—
Royal Bank of Canada	USD	579	EUR	525	11/06/15	(3)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 385

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Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Royal Bank of Canada	USD	966	EUR	874	11/06/15	(4)
Royal Bank of Canada	USD	66,488	GBP	43,052	11/06/15	(121)
Royal Bank of Canada	USD	491	JPY	59,250	11/06/15	—
Royal Bank of Canada	USD	188	MXN	3,120	11/30/15	—
Royal Bank of Canada	USD	585	NOK	4,949	11/06/15	(2)
Royal Bank of Canada	USD	2,312	NZD	3,417	11/06/15	2
Royal Bank of Canada	USD	55	SEK	471	11/06/15	—
Royal Bank of Canada	AUD	689	USD	491	11/06/15	—
Royal Bank of Canada	CHF	313	USD	317	11/06/15	1
Royal Bank of Canada	CHF	782	USD	793	11/06/15	2
Royal Bank of Canada	EUR	23,669	USD	26,145	11/06/15	117
Royal Bank of Canada	GBP	25,831	USD	39,893	11/06/15	72
Royal Bank of Canada	NOK	1,980	USD	234	11/06/15	1
Royal Bank of Canada	NZD	2,278	USD	1,541	11/06/15	(1)
Standard Chartered	USD	37	BRL	150	11/04/15	2
Standard Chartered	USD	994	JPY	119,500	11/30/15	(3)
Standard Chartered	BRL	150	USD	40	11/04/15	1
Standard Chartered	EUR	20,431	CHF	22,307	11/12/15	105
Standard Chartered	EUR	98	USD	108	11/25/15	—
Standard Chartered	JPY	842,007	NOK	59,550	11/12/15	29
Standard Chartered	NZD	23,822	AUD	22,045	11/12/15	(409)
Standard Chartered	SGD	1,375	USD	986	11/30/15	6
State Street	USD	1,208	JPY	146,400	11/30/15	5
State Street	USD	92	NOK	770	11/30/15	(1)
State Street	GBP	15,243	USD	23,117	11/12/15	(381)
State Street	SEK	219,497	USD	26,113	11/06/15	420
Toronto Dominion Bank	EUR	1,012	USD	1,119	11/30/15	6
UBS	USD	23,185	JPY	2,788,883	11/12/15	(72)
UBS	USD	15,589	NZD	24,087	11/12/15	712
UBS	CAD	20,561	USD	15,695	11/12/15	(28)
UBS	EUR	20,695	GBP	15,224	11/12/15	708
UBS	EUR	5,447	USD	6,116	11/12/15	125
Westpac	AUD	4,058	USD	2,930	11/30/15	40
Westpac	NZD	5,508	USD	3,725	11/30/15	3
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						230

Total Return Swap Contracts (*)
Amounts in thousands
Fund Receives/(Pays)			Notional		Termination	Fair Value
Underlying Reference Entity		Counterparty	Amount		Date	$
Long Reference Entity
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays		USD	21,260	11/30/15	(6)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays		USD	71,879	11/30/15	(20)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays		USD	30,371	11/30/15	(8)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays		USD	40,960	04/29/16	(15)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays		USD	101,901	04/29/16	(36)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays		USD	5,062	06/30/16	(1)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays		USD	39,487	06/30/16	(12)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays		USD	14,160	12/31/15	(4)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays		USD	25,286	12/31/15	(7)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays		USD	10,114	12/31/15	(3)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays		USD	10,114	12/31/15	(3)

See accompanying notes which are an integral part of the financial statements.

386 Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands
Fund Receives/(Pays)		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	21,240	12/31/15	(6)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	50,572	12/31/15	(14)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	75,013	09/30/16	(2)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)					(137)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fees were all based on 1 month LIBOR rate plus a fee ranging from 0.08% to 0.19%.

Interest Rate Swap Contracts

Amounts in thousands
					Termination	Fair Value
Counterparty	Notional Amount		Fund Receives	Fund Pays	Date	$
Barclays	USD	3,845	Three Month LIBOR	2.481%	11/15/27	(325)
Barclays	USD	3,860	Three Month LIBOR	2.417%	11/15/27	(284)
Citigroup	USD	7,680	Three Month LIBOR	2.714%	08/15/42	(344)
Citigroup	USD	5,110	Three Month LIBOR	3.676%	11/15/43	(1,322)
JPMorgan Chase	KRW	8,820,000	1.730%	Three Month Korean Won Repo Rate	09/21/18	14
JPMorgan Chase	DKK	89,900	Six Month CIBOR	0.943%	05/05/25	258
JPMorgan Chase	HKD	103,000	Three Month HIBOR	2.160%	05/14/25	(387)
JPMorgan Chase	CZK	322,000	Six Month PRIBOR	1.280%	06/19/25	(633)
Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $— (å)						(3,023)

Credit Default Swap Contracts

Amounts in thousands

Credit Indices
				Fund (Pays)/
				Receives	Termination	Fair Value
Reference Entity	Counterparty	Notional Amount		Fixed Rate	Date	$
CMBX NA Index	Bank of America	USD	775	0.500%	01/17/47	(24)
CMBX NA Index	Credit Suisse	USD	170	0.500%	01/17/47	(5)
CMBX NA Index	Credit Suisse	USD	360	0.500%	10/17/57	(17)
CMBX NA Index	Credit Suisse	USD	465	0.500%	01/17/47	(15)
CMBX NA Index	Credit Suisse	USD	1,365	0.500%	10/17/57	(62)
CMBX NA Index	Goldman Sachs	USD	325	2.000%	05/11/63	(4)
Total Fair Value on Open Credit Indices Premiums Paid (Received) - ($101)						(127)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 387

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2015

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$572,323	$—	$572,323	9.2
Corporate Bonds and Notes	—	1,362,212	—	1,362,212	22.0
International Debt	—	417,167	999	418,166	6.7
Loan Agreements	—	34,101	—	34,101	0.6
Mortgage-Backed Securities	—	1,572,810	16,660	1,589,470	25.6
Municipal Bonds	—	36,000	—	36,000	0.6
Non-US Bonds	—	240,014	—	240,014	3.9
United States Government Agencies	—	139,048	—	139,048	2.2
United States Government Treasuries	—	965,433	—	965,433	15.6
Common Stocks	—	—	—	—	—
Preferred Stocks	9,961	—	—	9,961	0.2
Options Purchased	—	200	—	200	—*
Short-Term Investments	—	1,300,598	8	1,300,606	21.0
Total Investments	9,961	6,639,906	17,667	6,667,534	107.6
Other Assets and Liabilities, Net					(7.6)
					100.0
Other Financial Instruments
Futures Contracts	(2,156)	—	—	(2,156)	(—)*
Options Written	—	(229)	—	(229)	(—)*
Foreign Currency Exchange Contracts	—	230	—	230	—*
Total Return Swap Contracts	—	(137)	—	(137)	(—)*
Interest Rate Swap Contracts	—	(3,023)	—	(3,023)	(—)*
Credit Default Swap Contracts	—	(127)	—	(127)	(—)*
Total Other Financial Instruments**	$(2,156)	$(3,286)	$—	$(5,442)

*      Less than .05% of net assets.
**    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining fair value for the period ended October
31,2015 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

388 Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$—	$—	$200
Unrealized appreciation on foreign currency exchange contracts	—	14,869	—
Variation margin on futures contracts**	—	—	726
Interest rate swap contracts, at fair value	—	—	272
Total	$—	$14,869	$1,198

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$—	$—	$2,882
Unrealized depreciation on foreign currency exchange contracts	—	14,639	—
Options written, at fair value	—	—	229
Total return swap contracts, at fair value	—	—	137
Interest rate swap contracts, at fair value	—	—	3,295
Credit default swap contracts, at fair value	127	—	—
Total	$127	$14,639	$6,543
		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$—	$—	$(1,588)
Futures contracts	—	—	19,088
Options written	—	—	93
Total return swap contracts	—	—	11,069
Interest rate swap contracts	—	—	(289)
Credit default swap contracts	4,823	—	—
Foreign currency-related transactions****	—	81,550	—
Total	$4,823	$81,550	$28,373

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$—	$—	$933
Futures contracts	—	—	(4,706)
Options written	—	—	65
Total return swap contracts	—	—	892
Interest rate swap contracts	—	—	(2,005)
Credit default swap contracts	25	—	—
Foreign currency-related transactions******	—	(1,116)	—
Total	$25	$(1,116)	$(4,821)

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
****** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 389

Russell Investment Company
Russell Strategic Bond Fund

Consolidated Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$200	$ — $	200
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	14,869	—	14,869
Futures Contracts	Variation margin on futures contracts	7,769	—	7,769
Total Return Swap Contracts	Total return swap contracts, at fair value	—	—	—
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	272	—	272
Total Financial and Derivative Assets		23,110	—	23,110
Financial and Derivative Assets not subject to a netting agreement		(7,777)	—	(7,777)
Total Financial and Derivative Assets subject to a netting agreement		$15,333	$ — $	15,333

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$1,747	$1,053	$—	$694
Bank of Montreal	25	—	—	25
Barclays	236	236	—	—
BNP Paribas	4,722	3,364	—	1,358
Citigroup	115	114	—	1
Commonwealth Bank of Australia	2,144	2,144	—	—
Credit Suisse	6	6	—	—
Deutsche Bank	2	2	—	—
Goldman Sachs	870	97	—	773
HSBC	89	2	—	87
JPMorgan Chase	3,026	2,453	573	—
Royal Bank of Canada	196	132	—	64
Standard Chartered	134	134	—	—
State Street	426	1	—	425
Toronto Dominion Bank	6	—	—	6
UBS	1,545	100	—	1,445
Westpac	44	—	—	44
Total	$15,333	$9,838	$573	$4,922

See accompanying notes which are an integral part of the financial statements.

390 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Consolidated Balance Sheet Offsetting of Financial and Derivative Instruments, continued
— October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
		Gross		Net Amounts
		Amounts		of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized Assets and		of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities		Liabilities
Futures Contracts	Variation margin on futures contracts	$48	$	— $	48
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	14,639		—	14,639
Options Written Contracts	Options written, at fair value	229		—	229
Total Return Swap Contracts	Total return swap contracts, at fair value	137		—	137
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	3,295		—	3,295
Credit Default Swap Contracts	Credit default swap contracts, at fair value	127		—	127
Total Financial and Derivative Liabilities		18,475		—	18,475
Financial and Derivative Liabilities not subject to a netting agreement		(1,373)		—	(1,373)
Total Financial and Derivative Liabilities subject to a netting agreement		$17,102	$	— $	17,102

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$1,067	$1,053	$—	$14
Bank of Montreal	317	—	—	317
Barclays	1,187	236	951	—
BNP Paribas	3,364	3,364	—	—
Citigroup	720	114	—	606
Commonwealth Bank of Australia	3,210	2,144	—	1,066
Credit Suisse	99	6	93	—
Deutsche Bank	2	2	—	—
Goldman Sachs	97	97	—	—
HSBC	2	2	—	—
JPMorgan Chase	6,015	2,453	3,562	—
Royal Bank of Canada	132	132	—	—
Standard Chartered	408	134	—	274
State Street	382	1	—	381
UBS	100	100	—	—
Total	$17,102	$9,838	$4,606	$2,658

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 391

Russell Investment Company
Russell Strategic Bond Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$6,675,214
Investments, at fair value(>)	6,667,534
Cash	19,353
Cash (restricted)(a)(b)(c)	8,679
Foreign currency holdings(^)	10,724
Unrealized appreciation on foreign currency exchange contracts	14,869
Receivables:
Dividends and interest	31,719
Dividends from affiliated Russell funds	89
Investments sold	300,222
Fund shares sold	6,275
Variation margin on futures contracts	7,769
Other receivable	163
Interest rate swap contracts, at fair value(•)	272
Total assets	7,067,668

Liabilities
Payables:
Due to broker (d)(e)(f)	5,072
Investments purchased	837,572
Fund shares redeemed	4,072
Accrued fees to affiliates	3,460
Other accrued expenses	476
Variation margin on futures contracts	48
Other payable	171
Unrealized depreciation on foreign currency exchange contracts	14,639
Options written, at fair value(x)	229
Total return swap contracts, at fair value(8)	137
Interest rate swap contracts, at fair value(•)	3,295
Credit default swap contracts, at fair value(+)	127
Total liabilities	869,298

Net Assets	$6,198,370

See accompanying notes which are an integral part of the financial statements.

392 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$33,571
Accumulated net realized gain (loss)	85,912
Unrealized appreciation (depreciation) on:
Investments	(7,680)
Futures contracts	(2,156)
Options written	540
Total return swap contracts	(137)
Interest rate swap contracts	(3,023)
Credit default swap contracts	(26)
Foreign currency-related transactions	(146)
Other investments	(1,782)
Shares of beneficial interest	5,633
Additional paid-in capital	6,087,664
Net Assets	$6,198,370

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.04
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$11.47
Class A — Net assets	$54,123,453
Class A — Shares outstanding ($.01 par value)	4,904,270
Net asset value per share: Class C(#)	$11.02
Class C — Net assets	$62,412,245
Class C — Shares outstanding ($.01 par value)	5,662,093
Net asset value per share: Class E(#)	$10.95
Class E — Net assets	$120,285,997
Class E — Shares outstanding ($.01 par value)	10,981,666
Net asset value per share: Class I(#)	$10.92
Class I — Net assets	$1,169,756,802
Class I — Shares outstanding ($.01 par value)	107,141,450
Net asset value per share: Class S(#)	$11.07
Class S — Net assets	$3,325,522,218
Class S — Shares outstanding ($.01 par value)	300,445,829
Net asset value per share: Class Y(#)	$10.93
Class Y — Net assets	$1,466,269,481
Class Y — Shares outstanding ($.01 par value)	134,133,463
Amounts in thousands
(^) Foreign currency holdings - cost	$10,965
(x) Premiums received on options written	$769
(+) Credit default swap contracts - premiums paid (received)	$(101)
(•) Interest rate swap contracts - premiums paid (received)	$—
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$792,929
(8) Total return swap contracts - premiums paid (received)	$—

(a) Cash Collateral for Futures	$2,830
(b) Cash Collateral for Swaps	$5,274
(c) Cash Collateral for TBAs	$575
(d) Due to Broker for Futures	$2,014
(e) Due to Broker for Swaps	$2,148
(f) Due to Broker for TBAs	$910
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 393

Russell Investment Company
Russell Strategic Bond Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$547
Dividends from affiliated Russell funds	986
Interest	153,467
Total investment income	155,000

Expenses
Advisory fees	34,224
Administrative fees	3,261
Custodian fees	1,330
Distribution fees - Class A	143
Distribution fees - Class C	506
Transfer agent fees - Class A	115
Transfer agent fees - Class C	135
Transfer agent fees - Class E	274
Transfer agent fees - Class I	1,460
Transfer agent fees - Class S	7,359
Transfer agent fees - Class Y	74
Professional fees	363
Registration fees	256
Shareholder servicing fees - Class C	169
Shareholder servicing fees - Class E	342
Trustees’ fees	167
Printing fees	357
Miscellaneous	195
Expenses before reductions	50,730
Expense reductions	(3,084)
Net expenses	47,646
Net investment income (loss)	107,354

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	18,464
Futures contracts	19,088
Options written	93
Total return swap contracts	11,069
Interest rate swap contracts	(289)
Credit default swap contracts	4,823
Foreign currency-related transactions	78,198
Net realized gain (loss)	131,446
Net change in unrealized appreciation (depreciation) on:
Investments	(101,537)
Futures contracts	(4,706)
Options written	65
Total return swap contracts	892
Interest rate swap contracts	(2,005)
Credit default swap contracts	25
Foreign currency-related transactions	(1,065)
Other investments	(26)
Net change in unrealized appreciation (depreciation)	(108,357)
Net realized and unrealized gain (loss)	23,089
Net Increase (Decrease) in Net Assets from Operations	$130,443

See accompanying notes which are an integral part of the financial statements.

394 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$107,354	$121,819
Net realized gain (loss)	131,446	195,925
Net change in unrealized appreciation (depreciation)	(108,357)	(15,362)
Net increase (decrease) in net assets from operations	130,443	302,382

Distributions
From net investment income
Class A	(893)	(817)
Class C	(572)	(388)
Class E	(2,136)	(2,057)
Class I	(22,492)	(19,251)
Class S	(65,820)	(60,800)
Class Y	(33,141)	(35,186)
From net realized gain
Class A	(1,283)	(267)
Class C	(1,354)	(326)
Class E	(2,908)	(762)
Class I	(24,276)	(5,216)
Class S	(80,024)	(17,438)
Class Y	(34,970)	(10,492)
Net decrease in net assets from distributions	(269,869)	(153,000)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(987,593)	(1,099,296)
Total Net Increase (Decrease) in Net Assets	(1,127,019)	(949,914)

Net Assets
Beginning of period	7,325,389	8,275,303
End of period	$6,198,370	$7,325,389
Undistributed (overdistributed) net investment income included in net assets	$33,571	$13,662

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 395

Russell Investment Company
Russell Strategic Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	1,460	$16,262	1,254	$13,901
Proceeds from reinvestment of distributions	195	2,160	98	1,075
Payments for shares redeemed	(2,508)	(27,827)	(1,433)	(15,855)
Net increase (decrease)	(853)	(9,405)	(81)	(879)
Class C
Proceeds from shares sold	812	9,052	1,026	11,337
Proceeds from reinvestment of distributions	173	1,913	64	705
Payments for shares redeemed	(1,493)	(16,575)	(2,280)	(25,183)
Net increase (decrease)	(508)	(5,610)	(1,190)	(13,141)
Class E
Proceeds from shares sold	927	10,243	1,986	21,847
Proceeds from reinvestment of distributions	422	4,633	240	2,622
Payments for shares redeemed	(3,445)	(37,876)	(5,809)	(63,626)
Net increase (decrease)	(2,096)	(23,000)	(3,583)	(39,157)
Class I
Proceeds from shares sold	18,967	208,936	22,733	249,278
Proceeds from reinvestment of distributions	4,225	46,261	2,218	24,188
Payments for shares redeemed	(25,013)	(274,838)	(32,665)	(356,739)
Net increase (decrease)	(1,821)	(19,641)	(7,714)	(83,273)
Class S
Proceeds from shares sold	68,318	761,817	99,685	1,106,890
Proceeds from reinvestment of distributions	13,031	144,624	7,023	77,580
Payments for shares redeemed	(139,848)	(1,558,632)	(123,689)	(1,365,779)
Net increase (decrease)	(58,499)	(652,191)	(16,981)	(181,309)
Class Y
Proceeds from shares sold	10,527	116,057	6,036	66,065
Proceeds from reinvestment of distributions	6,210	68,112	4,189	45,678
Payments for shares redeemed	(42,052)	(461,915)	(81,852)	(893,280)
Net increase (decrease)	(25,315)	(277,746)	(71,627)	(781,537)
Total increase (decrease)	(89,092)	$(987,593)	(101,176)	$(1,099,296)

See accompanying notes which are an integral part of the financial statements.

396 Russell Strategic Bond Fund

(This page intentionally left blank)

Russell Investment Company
Russell Strategic Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	11.26	.14	.03	.17	(.17)	(.22)
October 31, 2014	11.01	.15	.29	.44	(.14)	(.05)
October 31, 2013	11.50	.17	(.24)	(.07)	(.18)	(.24)
October 31, 2012	10.95	.26	.64	.90	(.25)	(.10)
October 31, 2011	11.24	.32	(.02)	.30	(.33)	(.26)

Class C
October 31, 2015	11.25	.06	.03	.09	(.10)	(.22)
October 31, 2014	11.01	.07	.27	.34	(.05)	(.05)
October 31, 2013	11.49	.08	(.23)	(.15)	(.09)	(.24)
October 31, 2012	10.95	.17	.64	.81	(.17)	(.10)
October 31, 2011	11.24	.24	(.03)	.21	(.24)	(.26)

Class E
October 31, 2015	11.18	.14	.02	.16	(.17)	(.22)
October 31, 2014	10.94	.15	.28	.43	(.14)	(.05)
October 31, 2013	11.42	.16	(.22)	(.06)	(.18)	(.24)
October 31, 2012	10.88	.26	.64	.90	(.26)	(.10)
October 31, 2011	11.17	.33	(.02)	.31	(.34)	(.26)

Class I
October 31, 2015	11.14	.17	.04	.21	(.21)	(.22)
October 31, 2014	10.91	.18	.28	.46	(.18)	(.05)
October 31, 2013	11.39	.20	(.23)	(.03)	(.21)	(.24)
October 31, 2012	10.85	.29	.64	.93	(.29)	(.10)
October 31, 2011	11.14	.35	(.02)	.33	(.36)	(.26)

Class S
October 31, 2015	11.29	.17	.03	.20	(.20)	(.22)
October 31, 2014	11.05	.18	.28	.46	(.17)	(.05)
October 31, 2013	11.53	.19	(.22)	(.03)	(.21)	(.24)
October 31, 2012	10.98	.28	.65	.93	(.28)	(.10)
October 31, 2011	11.27	.35	(.03)	.32	(.35)	(.26)

Class Y
October 31, 2015	11.15	.19	.03	.22	(.22)	(.22)
October 31, 2014	10.92	.19	.27	.46	(.18)	(.05)
October 31, 2013	11.40	.21	(.22)	(.01)	(.23)	(.24)
October 31, 2012	10.86	.30	.64	.94	(.30)	(.10)
October 31, 2011	11.15	.37	(.03)	.34	(.37)	(.26)

See accompanying notes which are an integral part of the financial statements.

398 Russell Strategic Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(.39)	11.04	1.57	54,123	1.04	.98	1.29	159
(.19)	11.26	4.03	64,810	1.03	1.00	1.35	133
(.42)	11.01	(.62)	64,310	1.03	1.01	1.50	104
(.35)	11.50	8.44	101,799	1.02	1.00	2.32	186
(.59)	10.95	2.92	100,094	1.03	1.00	2.92	233

(.32)	11.02	.78	62,412	1.79	1.73	.54	159
(.10)	11.25	3.15	69,413	1.78	1.75	.60	133
(.33)	11.01	(1.34)	81,015	1.78	1.76	.74	104
(.27)	11.49	7.56	107,160	1.77	1.75	1.56	186
(.50)	10.95	1.95	100,729	1.78	1.75	2.22	233

(.39)	10.95	1.50	120,286	1.04	.98	1.29	159
(.19)	11.18	3.96	146,158	1.03	1.00	1.34	133
(.42)	10.94	(.59)	182,211	1.03	1.02	1.46	104
(.36)	11.42	8.46	164,834	1.02	.97	2.33	186
(.60)	10.88	2.91	150,015	1.03	.94	3.02	233

(.43)	10.92	1.89	1,169,757.71		.69	1.58	159
(.23)	11.14	4.20	1,214,059.70		.70	1.64	133
(.45)	10.91	(.24)	1,272,388.70		.70	1.79	104
(.39)	11.39	8.78	1,312,829.69		.69	2.63	186
(.62)	10.85	3.27	1,318,893.70		.69	3.27	233

(.42)	11.07	1.82	3,325,522.79		.73	1.54	159
(.22)	11.29	4.19	4,052,322.78		.75	1.60	133
(.45)	11.05	(.34)	4,152,586.78		.76	1.72	104
(.38)	11.53	8.71	3,773,716.77		.75	2.55	186
(.61)	10.98	3.15	3,220,163.78		.75	3.19	233

(.44)	10.93	2.00	1,466,270.59		.57	1.70	159
(.23)	11.15	4.31	1,778,627.59		.59	1.75	133
(.47)	10.92	(.15)	2,522,793.58		.58	1.90	104
(.40)	11.40	8.89	2,585,753.59		.59	2.73	186
(.63)	10.86	3.36	2,756,966.60		.59	3.38	233

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 399

Russell Investment Company
Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Investment Grade Bond Fund - Class A‡			Russell Investment Grade Bond Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	(2.10)%		1 Year	2.03%
5 Years	1.96	%§	5 Years	3.01	%§
10 Years	4.16	%§	10 Years	4.78	%§

Russell Investment Grade Bond Fund - Class C‡‡			Russell Investment Grade Bond Fund - Class Y
	Total			Total
	Return			Return
1 Year	0.99%		1 Year	2.18%
5 Years	1.97	%§	5 Years	3.19	%§
10 Years	3.88	%§	10 Years	4.94	%§

Russell Investment Grade Bond Fund - Class E			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	1.77%		1 Year	1.96%
5 Years	2.77	%§	5 Years	3.03	%§
10 Years	4.58	%§	10 Years	4.72	%§

Russell Investment Grade Bond Fund - Class I
	Total
	Return
1 Year	2.11%
5 Years	3.09	%§
10 Years	4.86	%§

400 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell Investment Grade Bond Fund (the “Fund”) employs	How did the investment strategies and techniques employed
a multi-manager approach whereby portions of the Fund are	by the Fund and its money managers affect its benchmark-
allocated to different money manager strategies. Fund assets not	relative performance?
allocated to money managers are managed by Russell Investment	The Fund employs discretionary money managers. The Fund’s
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	discretionary money managers select the individual portfolio
may change the allocation of the Fund’s assets among money	securities for the assets assigned to them. Fund assets not
managers at any time. An exemptive order from the Securities	allocated to discretionary money managers include the Fund’s
and Exchange Commission (“SEC”) permits RIMCo to engage	liquidity reserves and assets which may be managed directly
or terminate a money manager at any time, subject to approval	by RIMCo to effect the Fund’s investment strategies and/or to
by the Fund’s Board, without a shareholder vote. Pursuant to the	actively manage the Fund’s overall exposures by investing in
terms of the exemptive order, the Fund is required to notify its	securities or other instruments that RIMCo believes will achieve
shareholders within 90 days of when a money manager begins	the desired risk/return profile for the Fund.
providing services. As of October 31, 2015, the Fund had five
money managers.	With respect to certain of the Fund’s money managers, Macro
Currency Group, the Fund’s currency specialist, was the best
What is the Fund’s investment objective?	performing manager for the period and outperformed the Fund’s
The Fund seeks to provide current income and the preservation	benchmark, due primarily to a long U.S. dollar position, against
of capital.	short positions among a basket of other developed market
currencies.
How did the Fund perform relative to its benchmark for the
fiscal year ended October 31, 2015?	Metropolitan West Asset Management, LLC was the worst
For the fiscal year ended October 31, 2015, the Fund’s Class A,	performing manager for the period and marginally underperformed
Class C, Class E, Class I, Class S and Class Y Shares gained 1.73%,	the Fund’s benchmark, primarily due to issue selection and
0.99%, 1.77%, 2.11%, 2.03%, and 2.18%, respectively. This is	a short duration position. Issue selection was most negative
compared to the Fund’s benchmark, the Barclays U.S. Aggregate	among the asset-backed security sector, where the portfolio had
Bond Index, which gained 1.96% during the same period. The	a significant holding of student debt as the sector was challenged
Fund’s performance includes operating expenses, whereas index	by downgrade fears.
returns are unmanaged and do not include expenses of any kind.	During the period, RIMCo utilized futures and swaps to seek to
For the fiscal year ended October 31, 2015, the Morningstar®	achieve the Fund benchmark’s duration exposures with respect to
Intermediate-Term Bond, a group of funds that Morningstar	the portion of the Fund allocated to cash reserves. This performed
considers to have investment strategies similar to those of the	as intended and was positive in terms of absolute return
Fund, gained 0.98%. This return serves as a peer comparison	contribution and benchmark-relative performance.
and is expressed net of operating expenses.	RIMCo also managed a three-pronged strategy to seek to generate active returns through currency positioning by supplementing the
How did the market conditions described in the Market	Fund’s existing active currency mandate with a more mechanistic
Summary report affect the Fund’s performance?	strategy and to further reduce the Fund’s reliance on traditional
The fiscal year ended October 31, 2015 saw slowing global growth	fixed income market risks. This approach incorporates a currency
and commodity price weakness. Overall, this was modestly	overlay, an index replication and an enhanced cash strategy. The
positive for fixed income assets, as yields fell, particularly among	currency overlay utilizes currency forward contracts to take long
sovereign bonds. On the other hand, credit sectors, primarily	and short positions in global foreign exchange markets. Because
within the U.S., were challenged in this environment. Corporate	the currency overlay is an out-of-benchmark position, RIMCo
bonds saw the largest drawdowns as sharply reduced commodity	managed an index replication strategy in connection with the
prices (oil in particular), weakening earnings growth and elevated	currency overlay to provide benchmark-like exposure to its overall
new issuance weighed on returns. In this environment, the Fund’s	strategy. The enhanced cash strategy is designed to provide for
strategic overweight to credit detracted.	modest returns on the cash held in connection with the currency
The Fund’s currency positioning, on the other hand, added value,	overlay and index replication strategies. Over the fiscal year, the
as the Fund benefited from a strong U.S. dollar rally, particularly	currency overlay strategy was positive for the Fund’s benchmark-
against European currencies, as the U.S. economy continued to	relative performance, as was the underlying index replication
lead the global recovery.	strategy, due to its interest rate sensitivity as yields fell.

Russell Investment Grade Bond Fund 401

Russell Investment Company
Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

Throughout the period, RIMCo also implemented tactical ‘tilts’
based on its judgments regarding shorter-term opportunities to		*Principal Global Investors LLC is the asset management arm of the Principal
seek to generate returns and/or mitigate risk by purchasing and		Financial Group® (The Principal® ), which includes various member
shorting U.S. Treasury futures and currency forward contracts.		companies including Principal Global Investors LLC, Principal Global
Investors (Europe) Limited, and others. The Macro Currency Group is the
These tilts had a modestly positive benchmark-relative		specialist currency investment group within Principal Global Investors. Where
contribution during the period due to RIMCo’s U.S. Treasury		used herein, Macro Currency Group means Principal Global Investors LLC.
futures selections.

Describe any changes to the Fund’s structure or the money		The views expressed in this report reflect those of the portfolio
manager line-up.		managers only through the end of the period covered by
There were no changes to the Fund’s structure or money manager		the report. These views do not necessarily represent the
line-up during the fiscal year.		views of RIMCo or any other person in RIMCo or any other
affiliated organization. These views are subject to change
Money Managers as of October 31,		at any time based upon market conditions or other events,
2015	Styles	and RIMCo disclaims any responsibility to update the views
Logan Circle Partners, L.P.	Fully Discretionary	contained herein. These views should not be relied on as
Loomis, Sayles & Company, L.P.	Fully Discretionary	investment advice and, because investment decisions for
Neuberger Berman Fixed Income LLC	Enhanced Core	a Russell Investment Company (“RIC”) Fund are based on
Metropolitan West Asset Management, LLC. Fully Discretionary		numerous factors, should not be relied on as an indication
Macro Currency Group – an investment
group within Principal Global Investors		of investment decisions of any RIC Fund.
LLC*	Fully Discretionary

* Assumes initial investment on November 1, 2005.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡ The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class C Shares on October 22, 2007. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. However, the returns for Class C Shares would be substantially similar to those of Class E Shares because they are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class S Shares on October 22, 2007.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  However, the returns for Class S Shares would be substantially similar to those of Class I Shares because they are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

402 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$997.20	$1,021.17
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$4.03	$4.08

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.80%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2015	$993.40	$1,017.39
	Expenses Paid During Period*	$7.79	$7.88
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.55%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2015	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2015	$997.60	$1,021.17
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$4.03	$4.08
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 0.80%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Investment Grade Bond Fund 403

Russell Investment Company
Russell Investment Grade Bond Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$999.30	$1,022.84
Expenses Paid During Period*	$2.37	$2.40

* Expenses are equal to the Fund's annualized expense ratio of 0.47%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$998.90	$1,022.43
Expenses Paid During Period*	$2.77	$2.80

* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$999.50	$1,023.49
Expenses Paid During Period*	$1.71	$1.73

* Expenses are equal to the Fund's annualized expense ratio of 0.34%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

404 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Long-Term Investments - 91.0%			Series 2010-1 Class A2
			1.433% due 02/25/35 (Ê)	1,100	1,098
Asset-Backed Securities - 8.0%			California Republic Auto Receivables
ABFC Trust			Trust
Series 2005-WMC1 Class M1			Series 2014-2 Class A4
0.830% due 06/25/35 (Ê)	239	238	1.570% due 12/16/19	894	893
Access Group, Inc.			Series 2015-2 Class A3
Series 2004-2 Class A3			1.310% due 08/15/19	998	993
0.424% due 10/25/24 (Ê)	700	653	Series 2015-3 Class A3
Accredited Mortgage Loan Trust			1.620% due 11/15/19	445	445
Series 2007-1 Class A4			Capital Auto Receivables Asset Trust
0.390% due 02/25/37 (Ê)	2,583	2,066	Series 2013-1 Class B
Ally Auto Receivables Trust			1.290% due 04/20/18	1,450	1,448
Series 2012-5 Class A3			Capital One Multi-Asset Execution Trust
0.620% due 03/15/17	134	135	Series 2007-A5 Class A5
Series 2013-1 Class A3			0.238% due 07/15/20 (Ê)	743	737
0.630% due 05/15/17	216	216	Series 2014-A4 Class A4
Series 2015-1 Class A3			0.534% due 06/15/22 (Ê)	282	279
1.390% due 09/16/19	485	483	Series 2015-A7 Class A7
Series 2015-2 Class A3			1.450% due 08/16/21	652	649
1.490% due 11/15/19	199	199	CarFinance Capital Auto Trust
Series 2015-2 Class A4			Series 2014-1A Class A
1.840% due 06/15/20	208	209	1.460% due 12/17/18 (Þ)	329	330
Ally Master Owner Trust			Series 2015-1A Class A
Series 2013-1 Class A2			1.750% due 06/15/21 (Þ)	408	405
1.000% due 02/15/18	2,330	2,332
AmeriCredit Automobile Receivables			CarMax Auto Owner Trust
			Series 2013-1 Class A3
Trust			0.600% due 10/16/17	326	326
Series 2014-2 Class A2A
0.540% due 10/10/17	176	175	Series 2015-2 Class A4
Series 2014-2 Class A2B			1.800% due 03/15/21	599	598
0.448% due 10/10/17 (Ê)	599	599	Series 2015-4 Class A3
Series 2014-3 Class B			1.560% due 11/16/20	716	716
1.920% due 11/08/19	240	241	Carnow Auto Receivables Trust
			Series 2014-1A Class A
Series 2015-1 Class A3			0.960% due 01/17/17 (Þ)	80	79
1.260% due 11/08/19	1,103	1,098
Series 2015-2 Class A2A			Carrington Mortgage Loan Trust
0.830% due 09/10/18	910	910	Series 2005-NC3 Class M1
			0.610% due 06/25/35 (Ê)	444	444
Series 2015-2 Class B
1.820% due 07/08/20	193	192	Series 2005-NC5 Class A2
Ameriquest Mortgage Securities,			0.507% due 10/25/35 (Ê)	—	—
Inc. Asset-Backed Pass-Through			CCG Receivables Trust
Certificates			Series 2013-1 Class A2
Series 2005-R5 Class M1			1.050% due 08/14/20 (Þ)	150	150
0.600% due 07/25/35 (Ê)	838	837	Series 2014-1 Class A2
BA Credit Card Trust			1.060% due 11/15/21 (Þ)	503	502
Series 2007-A1 Class A1			Centex Home Equity Loan Trust
5.170% due 06/15/19	2,300	2,414	Series 2003-B Class AF4
Series 2015-A2 Class A			3.735% due 02/25/32	2,253	2,263
1.360% due 09/15/20	536	535	Series 2005-D Class M1
Bayview Financial Acquisition Trust			0.600% due 10/25/35 (Ê)	904	901
Series 2006-A Class 1A3			Chase Issuance Trust
5.865% due 02/28/41	410	427	Series 2007-A2 Class A2
Bear Stearns Asset Backed Securities			0.217% due 04/15/19 (Ê)	620	618
I Trust			Series 2014-A8 Class A8
Series 2005-TC2 Class A3			0.436% due 11/15/18 (Ê)	600	599
0.555% due 08/25/35 (Ê)	24	24	Series 2015-A2 Class A2
BMW Vehicle Owner Trust			1.590% due 02/18/20	840	843
Series 2013-A Class A3			Chesapeake Funding LLC
0.670% due 11/27/17	1,380	1,379	Series 2014-1A Class C
Brazos Higher Education Authority			1.368% due 03/07/26 (Ê)(Þ)	365	365
Series 2011-2 Class A3			CIT Education Loan Trust
1.234% due 10/27/36 (Ê)	725	709	Series 2007-1 Class A
Brazos Higher Education Authority, Inc.			0.345% due 03/25/42 (Ê)(Þ)	758	703
			Citibank Credit Card Issuance Trust

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 405

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2006-A7 Class A7			Series 2015-3 Class A
0.301% due 12/17/18 (Ê)	2,060	2,054	2.380% due 10/15/20 (Å)	152	152
Series 2014-A3 Class A3			Ford Credit Auto Owner Trust
0.367% due 05/09/18 (Ê)	625	625	Series 2012-D Class A3
CountryPlace Manufactured Housing			0.510% due 04/15/17	72	72
Contract Trust			Series 2013-A Class A3
Series 2005-1 Class A4			0.550% due 07/15/17	174	174
5.200% due 12/15/35 (Þ)	675	706	Series 2013-C Class A3
Countrywide Asset-Backed Certificates			0.820% due 12/15/17	487	487
Series 2006-BC1 Class 1A			Series 2014-A Class A3
0.370% due 04/25/36 (Ê)	377	361	0.790% due 05/15/18	1,499	1,499
Series 2006-BC4 Class 2A2			Series 2015-5 Class A1
0.330% due 11/25/36 (Ê)	993	946	2.390% due 08/15/22	289	291
CPS Auto Receivables Trust			Series 2015-B Class A4
Series 2015-C Class A			1.580% due 08/15/20	979	979
1.770% due 06/17/19 (Þ)	569	569	Series 2015-C Class A3
Credit-Based Asset Servicing and			1.410% due 02/15/20	169	169
Securitization LLC			Series 2015-C Class A4
Series 2004-CB7 Class AF5			1.740% due 02/15/21	421	422
4.866% due 10/25/34	286	296
			GM Financial Automobile Leasing Trust
Discover Card Execution Note Trust			Series 2015-3 Class A3
Series 2015-A2 Class A			1.690% due 03/20/19	620	619
1.900% due 10/17/22	504	504
			Higher Education Funding I
Drive Auto Receivables Trust			Series 2014-1 Class A
Series 2015-BA Class A2A			1.283% due 05/25/34 (Ê)(Þ)	667	658
0.930% due 12/15/17 (Þ)	651	650
			Honda Auto Receivables Owner Trust
Series 2015-CA Class A2B			Series 2012-3 Class A4
0.850% due 02/15/18 (Ê)(Þ)	652	652	0.740% due 10/15/18	316	316
Series 2015-DA Class A2A			Series 2013-2 Class A3
1.230% due 06/15/18 (Þ)	588	588	0.530% due 02/16/17	741	740
DT Auto Owner Trust			Series 2015-3 Class A2
Series 2015-3A Class A			0.920% due 11/20/17	625	625
1.660% due 03/15/19 (Å)	708	708
			Series 2015-3 Class A4
Education Loan Asset-Backed Trust I			1.560% due 10/18/21	408	409
Series 2013-1 Class B1
1.169% due 11/25/33 (Ê)(Þ)	1,560	1,450	Series 2015-4 Class A2
			0.820% due 07/23/18	625	624
Educational Funding of the South, Inc.			Series 2015-4 Class A3
Series 2011-1 Class A2
0.927% due 04/25/35 (Ê)	624	606	1.230% due 09/23/19	448	446
EFS Volunteer No. 3 LLC			Hyundai Auto Receivables Trust
Series 2012-1 Class A3			Series 2011-C Class A4
1.156% due 04/25/33 (Ê)(Þ)	775	771	1.300% due 02/15/18	469	470
Exeter Automobile Receivables Trust			Series 2013-A Class A3
Series 2013-1A Class A			0.560% due 07/17/17	679	678
1.290% due 10/16/17 (Þ)	1	1	Series 2013-C Class A3
Series 2014-3A Class A			1.010% due 02/15/18	918	919
1.320% due 01/15/19 (Þ)	568	566	Series 2014-A Class A3
Fannie Mae Grantor Trust			0.790% due 07/16/18	396	396
Series 2003-T4 Class 1A			Series 2015-A Class A3
0.390% due 09/26/33 (Ê)	107	107	1.050% due 04/15/19	777	775
Series 2003-T4 Class 2A5			Series 2015-B Class A2A
5.224% due 09/26/33	692	755	0.690% due 04/16/18	1,351	1,350
Fannie Mae REMICS			Series 2015-C Class A3
Series 1999-56 Class Z			1.460% due 02/18/20	57	57
7.000% due 12/18/29	78	89	JGWPT XXX LLC
Fannie Mae Whole Loan			Series 2013-3A Class A
Series 2003-W5 Class A			4.080% due 01/17/73 (Þ)	434	459
0.390% due 04/25/33 (Ê)	38	37	JGWPT XXXII LLC
Series 2003-W9 Class A			Series 2014-2A Class A
0.423% due 06/25/33 (Ê)	52	50	3.610% due 01/17/73 (Þ)	590	600
			Lehman ABS Manufactured Housing
Flagship Credit Auto Trust			Contract Trust
Series 2015-2 Class A
1.980% due 10/15/20 (Þ)	504	504	Series 2001-B Class A4
			5.270% due 04/15/40	328	342
			Mercedes-Benz Auto Receivables Trust

See accompanying notes which are an integral part of the financial statements.

406 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2014-1 Class A2			Series 2013-1 Class B
0.430% due 02/15/17	1,031	1,030	1.160% due 01/15/19	764	764
Morgan Stanley ABS Capital I, Inc. Trust			Series 2014-3 Class A2A
Series 2003-NC6 Class M1			0.540% due 08/15/17	242	242
1.387% due 06/25/33 (Ê)	230	224	Series 2014-4 Class A2B
Series 2003-NC7 Class M1			0.487% due 01/16/18 (Ê)	291	291
1.237% due 06/25/33 (Ê)	192	181	Series 2014-4 Class B
Navient Private Education Loan Trust			1.820% due 05/15/19	700	702
Series 2014-AA Class A2A			Series 2015-2 Class B
2.740% due 02/15/29 (Þ)	1,285	1,283	1.830% due 01/15/20	629	629
Navient Student Loan Trust			Series 2015-2 Class C
Series 2014-2 Class A			2.440% due 04/15/21	205	203
0.806% due 03/25/43 (Ê)	1,352	1,272	Series 2015-3 Class B
Series 2014-3 Class A			2.290% due 03/16/20	493	494
0.786% due 03/25/43 (Ê)	1,761	1,660	Series 2015-4 Class A2A
Nelnet Student Loan Trust			1.200% due 12/17/18	816	816
Series 2011-1A Class A			Series 2015-4 Class A3
1.020% due 02/25/43 (Ê)(Þ)	1,142	1,128	1.580% due 09/16/19	585	584
Series 2014-4A Class A2			Series 2015-4 Class C
1.119% due 11/25/43 (Ê)(Þ)	725	658	2.970% due 03/15/21	273	274
Series 2015-2A Class A2			Series 2015-5 Class A2B
0.821% due 09/25/42 (Ê)(Þ)	1,340	1,307	0.947% due 11/15/18 (Ê)	107	107
New Century Home Equity Loan Trust			Series 2015-5 Class C
Series 2005-2 Class M1			2.740% due 12/15/21	105	104
0.617% due 06/25/35 (Ê)	1,255	1,250	Saxon Asset Securities Trust
Nissan Auto Receivables Owner Trust			Series 2004-1 Class A
Series 2014-A Class A3			0.695% due 03/25/35 (Ê)	57	52
0.720% due 08/15/18	284	283	SLM Private Education Loan Trust
Series 2014-B Class A3			Series 2010-A Class 2A
1.110% due 05/15/19	657	657	3.436% due 05/16/44 (Ê)(Þ)	2,454	2,552
Series 2015-C Class A2A			SLM Student Loan Trust
0.870% due 11/15/18	625	624	Series 2005-8 Class A4
Series 2015-C Class A3			0.984% due 01/25/28 (Ê)	1,660	1,642
1.370% due 05/15/20	410	409	Series 2006-2 Class A6
North Carolina State Education			0.404% due 01/25/41 (Ê)	950	839
Assistance Authority			Series 2006-8 Class A6
Series 2011-2 Class A2			0.394% due 01/25/41 (Ê)	950	828
1.034% due 07/25/25 (Ê)	695	690
Oak Hill Advisors Residential Loan			Series 2007-6 Class B
			1.084% due 04/27/43 (Ê)	137	114
Trust			Series 2007-7 Class B
Series 2015-NPL2 Class A1
3.721% due 07/25/55 (Þ)	353	352	0.984% due 10/25/28 (Ê)	320	253
Park Place Securities, Inc.			Series 2007-8 Class B
Series 2005-WCH1 Class M2			1.234% due 04/27/43 (Ê)	275	235
0.690% due 01/25/36 (Ê)	700	695	Series 2008-2 Class B
Prestige Auto Receivables Trust			1.434% due 01/25/29 (Ê)	160	128
Series 2014-1A Class A3			Series 2008-3 Class B
1.520% due 04/15/20 (Þ)	900	899	1.434% due 04/25/29 (Ê)	160	131
RAMP Trust			Series 2008-4 Class A4
Series 2003-RS2 Class AII			1.927% due 07/25/22 (Ê)	2,400	2,415
0.850% due 03/25/33 (Ê)	42	38	Series 2008-4 Class B
Series 2003-RS11 Class AI6A			2.084% due 04/25/29 (Ê)	160	145
5.980% due 12/25/33	159	171	Series 2008-5 Class B
RASC Trust			2.127% due 07/25/29 (Ê)	230	213
Series 2001-KS3 Class AII			Series 2008-6 Class B
0.647% due 09/25/31 (Ê)	22	20	2.084% due 07/25/29 (Ê)	160	147
Series 2003-KS4 Class AIIB			Series 2008-7 Class B
0.767% due 06/25/33 (Ê)	88	75	2.084% due 07/25/29 (Ê)	160	139
Renaissance Home Equity Loan Trust			Series 2008-8 Class B
Series 2005-2 Class AF4			2.484% due 10/25/29 (Ê)	160	152
4.934% due 08/25/35	585	587	Series 2008-9 Class A
Series 2006-1 Class AF6			1.777% due 04/25/23 (Ê)	265	266
5.746% due 05/25/36	200	139	Series 2008-9 Class B
Santander Drive Auto Receivables Trust			2.527% due 10/25/29 (Ê)	230	221

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 407

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2013-4 Class A			ACE INA Holdings, Inc.
0.720% due 06/25/27 (Ê)	551	534	2.300% due 11/03/20	595	595
SMB Private Education Loan Trust			2.875% due 11/03/22	440	441
Series 2015-A Class A3			4.350% due 11/03/45	181	183
1.697% due 02/17/32 (Ê)(Þ)	1,345	1,318	Alcoa, Inc.
SoFi Professional Loan Program LLC			6.150% due 08/15/20	617	651
Series 2014-B Class A2			Allstate Corp. (The)
2.550% due 08/27/29 (Þ)	981	983	5.750% due 08/15/53	980	1,020
Specialty Underwriting & Residential			Altria Group, Inc.
Finance Trust			10.200% due 02/06/39	474	784
Series 2003-BC1 Class A			Amazon.com, Inc.
0.850% due 01/25/34 (Ê)	25	22	4.950% due 12/05/44	425	443
Synchrony Credit Card Master Note Trust			American Airlines Pass-Through Trust
Series 2015-3 Class A			Series 2013-2 Class A
1.740% due 09/15/21	168	168	4.950% due 01/15/23	1,085	1,162
Tidewater Auto Receivables Trust			American Campus Communities
Series 2014-AA Class A3			Operating Partnership, LP
1.400% due 07/15/18 (Þ)	1,414	1,415	4.125% due 07/01/24	340	340
Toyota Auto Receivables Owner Trust			American Electric Power Co., Inc.
Series 2013-A Class A3			1.650% due 12/15/17	440	439
0.550% due 01/17/17	183	183	American Express Co.
Series 2015-B Class A2B			3.625% due 12/05/24	765	765
0.398% due 11/15/17 (Ê)	1,000	999	American Express Credit Corp.
US Residential Opportunity Fund III			Series F
Trust			2.600% due 09/14/20	680	685
Series 2015-1A Class A
3.721% due 01/27/35 (Þ)	221	221	American Honda Finance Corp.
			2.250% due 08/15/19	855	857
US Residential Opportunity Fund Trust
Series 2015-1IV Class A			American International Group, Inc.
3.721% due 02/27/35 (Þ)	289	289	4.800% due 07/10/45	151	156
USAA Auto Owner Trust			4.375% due 01/15/55	765	704
Series 2015-1 Class A3			American Tower Trust I
1.200% due 06/17/19	358	359	3.070% due 03/15/23 (Þ)	710	692
Vericrest Opportunity Loan Trust			Amgen, Inc.
Series 2015-NP12 Class A1			4.400% due 05/01/45	251	232
3.875% due 09/25/45 (Å)	99	99	Anadarko Petroleum Corp.
Series 2015-NPL2 Class A1			6.450% due 09/15/36	572	644
3.500% due 02/25/55 (Þ)	353	351	4.500% due 07/15/44	200	185
Series 2015-NPL4 Class A1			Anheuser-Busch InBev Finance, Inc.
3.500% due 02/25/55 (Þ)	202	200	0.513% due 01/27/17 (Ê)	800	797
Volkswagen Auto Loan Enhanced Trust			Anheuser-Busch InBev Worldwide, Inc.
Series 2012-2 Class A3			1.375% due 07/15/17	1,935	1,928
0.460% due 01/20/17	158	158	Apollo Management Holdings, LP
World Financial Network Credit Card			4.000% due 05/30/24 (Þ)	940	945
Master Trust			Apple, Inc.
Series 2015-A Class A			0.584% due 05/03/18 (Ê)	1,875	1,876
0.666% due 02/15/22 (Ê)	259	258	4.375% due 05/13/45	590	588
World Omni Auto Receivables Trust			AT&T, Inc.
Series 2014-A Class A2			3.000% due 06/30/22	2,150	2,109
0.430% due 05/15/17	257	257	4.500% due 05/15/35	2,703	2,528
Series 2014-B Class A4			4.300% due 12/15/42	169	147
1.680% due 12/15/20	722	722	4.750% due 05/15/46	560	514
		100,628	AutoNation, Inc.
Corporate Bonds and Notes - 23.4%			4.500% due 10/01/25	920	942
21st Century Fox America, Inc.			Bank of America Corp.
6.150% due 02/15/41	775	905	2.000% due 01/11/18	1,170	1,175
8.250% due 10/17/96	65	84	2.625% due 10/19/20	1,089	1,085
Series WI			4.200% due 08/26/24	95	96
4.750% due 09/15/44	370	372	4.000% due 01/22/25	1,010	996
AbbVie, Inc.			3.875% due 08/01/25	775	788
1.800% due 05/14/18	1,014	1,015	4.875% due 04/01/44	150	157
3.600% due 05/14/25	540	531	Series L
4.500% due 05/14/35	1,328	1,267	1.950% due 05/12/18	639	641
4.700% due 05/14/45	100	95	3.950% due 04/21/25	930	915

See accompanying notes which are an integral part of the financial statements.

408 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.750% due 04/21/45	310	303	5.000% due 08/15/45	375	376
Bank of America NA			CenterPoint Energy Houston Electric
Series BKNT			LLC
5.300% due 03/15/17	400	420	4.500% due 04/01/44	600	630
0.637% due 06/15/17 (Ê)	1,340	1,331	CenterPoint Energy Resources Corp.
6.100% due 06/15/17	1,900	2,028	6.125% due 11/01/17	125	136
6.000% due 10/15/36	1,300	1,566	Chevron Corp.
Bank of New York Mellon Corp. (The)			2.411% due 03/03/22	555	550
1.969% due 06/20/17	765	774	Chevron Phillips Chemical Co. LLC /
Series G			Chevron Phillips Chemical Co, LP
2.200% due 05/15/19	640	650	1.700% due 05/01/18 (Þ)	531	529
Bank of Nova Scotia (The)			Citigroup, Inc.
Series YCD			1.350% due 03/10/17	800	799
0.491% due 11/07/16 (Ê)(~)	1,170	1,170	6.000% due 08/15/17	475	511
Baxalta, Inc.			6.125% due 11/21/17	1,980	2,153
3.600% due 06/23/22 (Þ)	391	395	1.700% due 04/27/18	1,115	1,110
Baylor Scott & White Holdings			2.500% due 09/26/18	2,025	2,050
4.185% due 11/15/45	460	435	5.375% due 08/09/20	500	562
Bear Stearns Cos. LLC (The)			2.650% due 10/26/20	646	645
5.550% due 01/22/17	890	933	3.875% due 03/26/25	645	629
7.250% due 02/01/18	425	475	4.400% due 06/10/25	431	436
Becton Dickinson and Co.			4.450% due 09/29/27	827	826
2.675% due 12/15/19	660	668	4.650% due 07/30/45	650	660
Bellsouth Capital Funding Corp.			City of Hope
7.875% due 02/15/30	635	765	Series 2013
Berkshire Hathaway Energy Co.			5.623% due 11/15/43	215	241
Series WI			Cleveland Clinic Foundation (The)
4.500% due 02/01/45	495	495	4.858% due 01/01/14	290	275
Berkshire Hathaway Finance Corp.			Coca-Cola Co. (The)
4.400% due 05/15/42	400	398	0.875% due 10/27/17	490	489
Biogen, Inc.			2.875% due 10/27/25	54	53
2.900% due 09/15/20	1,230	1,241	Columbia Property Trust Operating
3.625% due 09/15/22	790	803	Partnership, LP
5.200% due 09/15/45	1,030	1,039	4.150% due 04/01/25	815	811
BMW US Capital LLC			Comcast Corp.
0.669% due 06/02/17 (Ê)	1,600	1,583	4.200% due 08/15/34	729	724
Burlington Northern and Santa Fe			Commonwealth Edison Co.
Railway Co. Pass-Through Trust			5.800% due 03/15/18	565	619
Series 2005-4			ConAgra Foods, Inc.
4.967% due 04/01/23	105	114	4.950% due 08/15/20	825	879
Burlington Northern Santa Fe LLC			Continental Airlines Pass-Through Trust
6.875% due 12/01/27	90	112	Series 071A Class A
5.150% due 09/01/43	607	652	5.983% due 04/19/22	1,304	1,448
4.900% due 04/01/44	125	130	Continental Resources, Inc.
Capital One Financial Corp.			4.900% due 06/01/44	200	152
2.450% due 04/24/19	730	731	Corporate Office Properties, LP
Capital One NA			3.700% due 06/15/21	815	794
Series BKNT			Credit Suisse AG NY
1.650% due 02/05/18	1,102	1,096	1.750% due 01/29/18	910	912
Cardinal Health, Inc.			6.000% due 02/15/18	250	271
1.950% due 06/15/18	1,070	1,075	1.700% due 04/27/18	489	487
Cargill, Inc.			3.625% due 09/09/24	1,010	1,018
6.000% due 11/27/17 (Þ)	1,200	1,303	Crown Castle Towers LLC
CBS Corp.			4.174% due 08/15/17 (Þ)	1,550	1,586
4.300% due 02/15/21	955	1,007	3.222% due 05/15/22 (Þ)	760	747
4.600% due 01/15/45	675	606	CVS Health Corp.
CCO Safari II LLC			3.875% due 07/20/25	1,100	1,131
3.579% due 07/23/20 (Þ)	411	413	4.875% due 07/20/35	395	416
4.464% due 07/23/22 (Þ)	2,015	2,044	5.125% due 07/20/45	1,238	1,327
4.908% due 07/23/25 (Þ)	760	772	Delta Air Lines Pass-Through Trust
6.384% due 10/23/35 (Þ)	787	811	Series 2010-1 Class A
Celgene Corp.			6.200% due 07/02/18	229	248
2.875% due 08/15/20	1,600	1,610	Devon Energy Corp.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 409

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.250% due 05/15/22	430	414	Series GMTN
5.000% due 06/15/45	202	187	2.200% due 01/09/20	199	201
Dignity Health			3.100% due 01/09/23	685	693
5.267% due 11/01/64	202	210	6.150% due 08/07/37	192	244
DIRECTV Holdings LLC / DIRECTV			General Electric Co.
Financing Co., Inc.			5.250% due 12/06/17	815	880
5.000% due 03/01/21	1,595	1,743	4.500% due 03/11/44	1,595	1,654
4.450% due 04/01/24	538	555	General Mills, Inc.
5.150% due 03/15/42	89	85	5.650% due 02/15/19	195	217
Discover Bank			General Motors Co.
2.000% due 02/21/18	250	248	6.250% due 10/02/43	276	305
Dominion Gas Holdings LLC			General Motors Financial Co., Inc.
2.500% due 12/15/19	345	348	4.750% due 08/15/17	500	520
4.600% due 12/15/44	105	99	3.100% due 01/15/19	732	734
Dominion Resources, Inc.			3.200% due 07/13/20	1,200	1,191
1.900% due 06/15/18	949	949	3.450% due 04/10/22	460	449
Duke Energy Carolinas LLC			George Washington University (The)
4.250% due 12/15/41	500	510	4.868% due 09/15/45	367	385
Duke Energy Progress LLC			Georgia Power Co.
3.000% due 09/15/21	1,020	1,049	4.300% due 03/15/42	445	411
eBay, Inc.			Georgia-Pacific LLC
0.523% due 07/28/17 (Ê)	935	923	2.539% due 11/15/19 (Þ)	975	978
0.809% due 08/01/19 (Ê)	775	753	8.875% due 05/15/31	695	995
Enbridge Energy Partners, LP			Gilead Sciences, Inc.
5.875% due 10/15/25	150	151	2.550% due 09/01/20	1,345	1,358
Energy Transfer Partners, LP			3.650% due 03/01/26	820	829
6.050% due 06/01/41	680	606	4.500% due 02/01/45	200	194
Enterprise Products Operating LLC			4.750% due 03/01/46	832	841
5.250% due 01/31/20	760	832	Goldman Sachs Capital I
5.100% due 02/15/45	630	592	6.345% due 02/15/34	1,095	1,282
ERAC USA Finance LLC			Goldman Sachs Group, Inc. (The)
2.350% due 10/15/19 (Þ)	1,777	1,767	6.250% due 09/01/17	1,025	1,113
Exelon Corp.			2.900% due 07/19/18	640	658
1.550% due 06/09/17	476	476	2.625% due 01/31/19	535	544
2.850% due 06/15/20	1,650	1,651	2.550% due 10/23/19	785	791
5.625% due 06/15/35	107	117	5.750% due 01/24/22	640	733
Exxon Mobil Corp.			3.625% due 01/22/23	366	374
0.377% due 03/15/17 (Ê)	1,750	1,748	1.925% due 11/29/23 (Ê)	490	494
Farmers Exchange Capital			3.750% due 05/22/25	465	468
7.200% due 07/15/48 (Þ)	700	881
Farmers Exchange Capital II			4.250% due 10/21/25	1,380	1,379
6.151% due 11/01/53 (Þ)	700	745	6.750% due 10/01/37	325	392
FedEx Corp.			4.800% due 07/08/44	320	323
4.750% due 11/15/45	403	398	4.750% due 10/21/45	856	868
Fifth Third Bank			Series 10YR
2.375% due 04/25/19	605	610	3.500% due 01/23/25	1,245	1,231
FirstEnergy Transmission LLC			HCP, Inc.
5.450% due 07/15/44 (Þ)	306	314	4.250% due 11/15/23	1,085	1,090
Ford Motor Credit Co. LLC			Hess Corp.
1.461% due 03/27/17	1,442	1,432	5.600% due 02/15/41	356	349
1.259% due 01/09/18 (Ê)	500	497	Hewlett Packard Enterprise Co.
Series FXD			2.450% due 10/05/17 (Å)	1,830	1,835
2.145% due 01/09/18	965	965	3.600% due 10/15/20 (Å)	346	349
Forest Laboratories LLC			4.400% due 10/15/22 (Å)	5,101	5,143
4.875% due 02/15/21 (Þ)	595	644	4.900% due 10/15/25 (Å)	1,929	1,906
Freeport-McMoRan, Inc.			6.200% due 10/15/35 (Å)	1,255	1,224
2.300% due 11/14/17	1,125	1,057	Hewlett-Packard Co.
4.000% due 11/14/21	595	500	3.750% due 12/01/20	141	144
General Electric Capital Corp.			Hyundai Capital America
0.491% due 02/15/17 (Ê)	800	800	3.000% due 10/30/20 (Å)	842	841
0.684% due 05/05/26 (Ê)	735	688	Intel Corp.
5.875% due 01/14/38	105	129	3.700% due 07/29/25	565	587
			4.900% due 07/29/45	931	968

See accompanying notes which are an integral part of the financial statements.

410 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
International Business Machines Corp.			2.700% due 06/01/20	597	580
0.491% due 02/06/18 (Ê)	830	827	5.200% due 06/01/45	185	160
0.684% due 02/12/19 (Ê)	500	496	McGraw Hill Financial, Inc.
ITC Holdings Corp.			3.300% due 08/14/20 (Þ)	1,020	1,038
5.300% due 07/01/43	390	405	McKesson Corp.
Jersey Central Power & Light Co.			2.284% due 03/15/19	1,415	1,412
4.300% due 01/15/26 (Þ)	528	532	Mead Johnson Nutrition Co.
6.400% due 05/15/36	383	428	3.000% due 11/15/20	269	270
Johnson & Johnson			4.125% due 11/15/25	987	997
0.395% due 11/28/16 (Ê)	1,550	1,551	Medco Health Solutions, Inc.
JPMorgan Chase & Co.			4.125% due 09/15/20	675	717
1.350% due 02/15/17	590	591	Medtronic, Inc.
2.250% due 01/23/20	1,775	1,761	Series WI
3.875% due 09/10/24	1,285	1,284	4.375% due 03/15/35	387	401
3.900% due 07/15/25	342	350	4.625% due 03/15/45	238	250
4.125% due 12/15/26	205	206	Merck & Co., Inc.
4.250% due 10/01/27	1,046	1,050	0.685% due 05/18/18 (Ê)	1,870	1,872
JPMorgan Chase Bank NA			MetLife, Inc.
Series BKNT			10.750% due 08/01/39	1,080	1,701
6.000% due 10/01/17	1,800	1,948	Metropolitan Life Global Funding I
JPMorgan Chase Capital XXIII			1.300% due 04/10/17 (Þ)	1,437	1,442
1.321% due 05/15/47 (Ê)	3,495	2,595	3.875% due 04/11/22 (Þ)	900	948
KCP&L Greater Missouri Operations Co.			Microsoft Corp.
8.270% due 11/15/21	425	530	2.000% due 11/03/20	636	637
Kellogg Co.			2.650% due 11/03/22	1,165	1,172
1.875% due 11/17/16	1,000	1,008	3.125% due 11/03/25	1,759	1,780
Kinder Morgan Energy Partners, LP			4.200% due 11/03/35	300	302
6.500% due 02/01/37	205	193	3.750% due 02/12/45	450	415
5.500% due 03/01/44	465	390	4.450% due 11/03/45	841	853
Kinder Morgan, Inc.			MidAmerican Energy Co.
5.000% due 02/15/21 (Þ)	253	256	4.250% due 05/01/46	255	258
5.300% due 12/01/34	1,049	883	Morgan Stanley
5.550% due 06/01/45	290	244	5.550% due 04/27/17	410	434
KKR Group Finance Co. III LLC			1.875% due 01/05/18	530	533
5.125% due 06/01/44 (Þ)	1,405	1,388	2.125% due 04/25/18	2,290	2,308
KKR Group Finance Co. LLC			3.950% due 04/23/27	1,249	1,215
6.375% due 09/29/20 (Þ)	620	725	4.300% due 01/27/45	1,250	1,198
Kohl's Corp.			Series F
4.250% due 07/17/25	500	496	3.875% due 04/29/24	820	844
5.550% due 07/17/45	505	488	Series GMTN
Kraft Foods Group, Inc.			5.450% due 01/09/17	600	628
6.875% due 01/26/39	108	135	5.500% due 07/24/20	535	601
Kraft Heinz Foods Co.			4.000% due 07/23/25	1,124	1,156
1.600% due 06/30/17 (Þ)	1,163	1,164	MUFG Americas Holdings Corp.
3.500% due 07/15/22 (Þ)	675	688	2.250% due 02/10/20	1,630	1,617
4.875% due 02/15/25 (Å)	1,090	1,172	Mutual of Omaha Insurance Co.
5.000% due 07/15/35 (Þ)	238	248	4.297% due 07/15/54 (Þ)	650	639
5.200% due 07/15/45 (Þ)	214	227	Mylan, Inc.
Kroger Co. (The)			2.550% due 03/28/19	790	774
2.300% due 01/15/19	765	772	National City Bank
Lehman Brothers Holdings Capital Trust			Series BKNT
VII			0.702% due 06/07/17 (Ê)	900	895
5.857% due 11/29/49 (ƒ)(Ø)	1,450	—	Nationwide Mutual Insurance Co.
Lehman Brothers Holdings, Inc.			Series 144a
6.500% due 07/19/17 (Ø)	390	—	2.627% due 12/15/24 (Ê)(Þ)	700	671
6.750% due 12/28/17 (Ø)	990	—	NextEra Energy Capital Holdings, Inc.
Lockheed Martin Corp.			1.586% due 06/01/17	783	783
2.900% due 03/01/25	955	922	2.700% due 09/15/19	542	544
Lowe's Cos., Inc.			Series F
3.375% due 09/15/25	495	503	2.056% due 09/01/17	846	850
Manufacturers & Traders Trust Co.			NIKE, Inc.
5.585% due 12/28/20	180	179	3.875% due 11/01/45	360	353
Marathon Oil Corp.			NiSource Finance Corp.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 411

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
6.400% due 03/15/18	100	111	Sempra Energy
Noble Energy, Inc.			9.800% due 02/15/19	2,014	2,473
3.900% due 11/15/24	230	219	3.550% due 06/15/24	550	557
Norfolk Southern Corp.			SL Green Realty Corp. / SL Green
4.650% due 01/15/46	345	344	Operating Partnership / Reckson
North Shore-Long Island Jewish Health			Operating Partnership
Care, Inc.			7.750% due 03/15/20	550	651
4.800% due 11/01/42	575	551	South Carolina Electric & Gas Co.
NYU Hospitals Center			5.100% due 06/01/65	1,165	1,231
Series 13-A			Southern California Edison Co.
5.750% due 07/01/43	159	186	Series C
Occidental Petroleum Corp.			3.600% due 02/01/45	565	521
3.500% due 06/15/25	315	319	Southern Co. (The)
Oncor Electric Delivery Co. LLC			1.300% due 08/15/17	536	533
6.800% due 09/01/18	1,350	1,525	2.150% due 09/01/19	1,492	1,473
4.550% due 12/01/41	424	419	Southern Power Co.
Oracle Corp.			5.250% due 07/15/43	290	291
2.500% due 05/15/22	656	648	Spectra Energy Partners, LP
2.950% due 05/15/25	1,695	1,658	4.500% due 03/15/45	400	335
PACCAR Financial Corp.			Stryker Corp.
0.522% due 06/06/17 (Ê)	50	50	3.375% due 11/01/25	705	705
0.932% due 12/06/18 (Ê)	510	512	Sysco Corp.
Pacific Gas & Electric Co.			2.600% due 10/01/20	1,025	1,036
3.500% due 06/15/25	407	411	3.750% due 10/01/25	525	534
PacifiCorp			Thermo Fisher Scientific, Inc.
2.950% due 02/01/22	945	954	2.400% due 02/01/19	620	625
Panhandle Eastern Pipe Line Co., LP			Thomson Reuters Corp.
8.125% due 06/01/19	1,725	1,991	5.650% due 11/23/43	605	648
PepsiCo, Inc.			TIAA Asset Management Finance Co.
2.150% due 10/14/20	730	729	LLC
4.450% due 04/14/46	451	462	2.950% due 11/01/19 (Þ)	383	388
Pfizer, Inc.			4.125% due 11/01/24 (Þ)	137	139
0.471% due 05/15/17 (Ê)	1,380	1,378	Time Warner Cable, Inc.
Plains All American Pipeline, LP / PAA			7.300% due 07/01/38	119	129
Finance Corp.			Time Warner Cos., Inc.
4.650% due 10/15/25	260	259	7.570% due 02/01/24	537	666
PNC Bank NA			Time Warner, Inc.
2.450% due 11/05/20	300	300	3.600% due 07/15/25	423	419
Precision Castparts Corp.			6.500% due 11/15/36	550	645
2.500% due 01/15/23	435	421	4.850% due 07/15/45	270	268
Pricoa Global Funding I			Toyota Motor Credit Corp.
1.900% due 09/21/18 (Þ)	249	250	1.450% due 01/12/18	1,020	1,022
Procter & Gamble Co. (The)			Series MTn
0.414% due 11/04/16 (Ê)	1,500	1,500	0.706% due 03/12/20 (Ê)	1,820	1,790
Progress Energy, Inc.			U.S. Bank NA
7.750% due 03/01/31	602	816	Series BKNT
Public Service Co. of New Mexico			0.533% due 09/11/17 (Ê)	800	798
7.950% due 05/15/18	675	764	1.375% due 09/11/17	455	456
Qwest Corp.			UBS AG
6.750% due 12/01/21	315	338	1.375% due 06/01/17	802	801
Regency Energy Partners, LP / Regency			1.800% due 03/26/18	615	616
Energy Finance Corp.			2.375% due 08/14/19	1,385	1,392
4.500% due 11/01/23	592	543	UDR, Inc.
Reynolds American, Inc.			Series 0001
2.300% due 06/12/18	1,047	1,062	4.625% due 01/10/22	590	633
4.450% due 06/12/25	404	422	Union Pacific Corp.
5.700% due 08/15/35	567	620	4.050% due 11/15/45	395	388
4.750% due 11/01/42	625	601	4.375% due 11/15/65	397	378
5.850% due 08/15/45	990	1,098	United Technologies Corp.
SABMiller Holdings, Inc.			Zero coupon due 05/04/18	1,743	1,737
3.750% due 01/15/22 (Þ)	1,820	1,861	UnitedHealth Group, Inc.
Samsung Electronics America, Inc.			6.000% due 06/15/17	4	4
1.750% due 04/10/17 (Þ)	765	765	1.400% due 10/15/17	590	591

See accompanying notes which are an integral part of the financial statements.

412 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
2.700% due 07/15/20	635	648	Series WI
3.875% due 10/15/20	100	107	2.450% due 06/15/19	500	497
3.750% due 07/15/25	320	334	AMMC CLO XIV, Ltd.
4.750% due 07/15/45	643	684	Series 2014-14A Class A1L
US Bancorp			1.727% due 07/27/26 (µ)(Ê)(Þ)	750	744
2.200% due 04/25/19	1,185	1,201	Arbor Realty Collateralized Loan
2.950% due 07/15/22	570	570	Obligation, Ltd.
			Series 2014-1A Class A
Ventas Realty, LP / Ventas Capital Corp.			1.917% due 05/15/24 (Ê)(Þ)	1,275	1,273
2.700% due 04/01/20	1,050	1,041
			Bank of Montreal
Vereit Operating Partnership, LP			Series 3FRN
2.000% due 02/06/17	750	739	0.681% due 04/10/18 (Ê)	500	497
Verizon Communications, Inc.
3.000% due 11/01/21	780	786	Bank of Nova Scotia (The)
			2.350% due 10/21/20	1,915	1,903
5.050% due 03/15/34	1,895	1,911	Barrick Gold Corp.
4.750% due 11/01/41	665	623	4.100% due 05/01/23	1,395	1,296
Series WI			Barrick PD Australia Finance Pty, Ltd.
4.272% due 01/15/36	2,426	2,224	5.950% due 10/15/39	404	348
4.522% due 09/15/48	403	362	BHP Billiton Finance USA, Ltd.
4.672% due 03/15/55	937	823	6.750% due 10/19/75 (Å)	685	700
Viacom, Inc.			BNP Paribas SA
2.500% due 12/15/16	740	749	1.375% due 03/17/17	890	892
5.850% due 09/01/43	1,165	1,097	BP Capital Markets PLC
Volkswagen Group of America Finance			3.062% due 03/17/22	720	723
LLC			3.994% due 09/26/23	630	661
0.773% due 11/20/17 (Å)(Ê)	730	697	British Telecommunications PLC

Wachovia Corp.			2.350% due 02/14/19	670	673
0.607% due 06/15/17 (Ê)	990	987	Caisse CentraleDesjardins

Walgreens Boots Alliance, Inc.			0.726% due 03/27/17 (Ê)(Þ)	1,930	1,925
4.800% due 11/18/44	265	245	Canadian Natural Resources, Ltd.

Wal-Mart Stores, Inc.			1.750% due 01/15/18	740	729
6.500% due 08/15/37	860	1,122
WEA Finance LLC / Westfield UK &			6.750% due 02/01/39	52	56
Europe Finance PLC			Canadian Pacific Railway Co.
2.700% due 09/17/19 (Þ)	460	458	4.800% due 09/15/35	260	268
3.250% due 10/05/20 (Þ)	1,234	1,246	6.125% due 09/15/15	222	239
WEC Energy Group, Inc.			CDP Financial, Inc.
1.650% due 06/15/18	440	440	5.600% due 11/25/39 (Þ)	545	658
Wells Fargo & Co.			Cenovus Energy, Inc.
2.125% due 04/22/19	1,485	1,493	3.000% due 08/15/22	1,147	1,058
3.550% due 09/29/25	674	675	Colombia Government International
			Bond
4.650% due 11/04/44	460	454	4.500% due 01/28/26	871	862
Series GMTN			Cooperatieve Centrale Raiffeisen-
4.300% due 07/22/27	615	635	Boerenleenbank BA
Welltower, Inc.			4.375% due 08/04/25	815	831
6.125% due 04/15/20	585	665	5.250% due 08/04/45	365	382
4.950% due 01/15/21	245	265	11.000% due 06/29/49 (ƒ)(Þ)	1,108	1,378
Williams Partners, LP			Corp. Nacional del Cobre de Chile
3.600% due 03/15/22	625	564	4.875% due 11/04/44 (Þ)	54	48
3.900% due 01/15/25	685	582	Credit Suisse AG NY
4.000% due 09/15/25	280	238	Series GMTN
6.300% due 04/15/40	298	265	1.375% due 05/26/17	1,835	1,834
Xcel Energy, Inc.			Deutsche Bank AG
1.200% due 06/01/17	611	609	Series 3FXD
ZFS Finance USA Trust II			1.400% due 02/13/17	1,055	1,052
6.450% due 12/15/65 (Þ)	3,695	3,749	DP World, Ltd.
ZFS Finance USA Trust V			6.850% due 07/02/37 (Þ)	290	306
6.500% due 05/09/37 (Þ)	1,825	1,866	Dryden Senior Loan Fund
		294,487	Series 2015-37A Class A
International Debt - 5.0%			1.816% due 04/15/27 (Ê)(Þ)	810	805
Actavis Funding SCS			Encana Corp.
3.000% due 03/12/20	730	732	6.625% due 08/15/37	270	246
3.800% due 03/15/25	380	377	European Investment Bank
4.550% due 03/15/35	139	133	0.875% due 04/18/17	835	836

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 413

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
1.625% due 03/16/20	1,346	1,344	Shell International Finance BV
Flagship CLO VIII, Ltd.			0.531% due 11/15/16 (Ê)	1,825	1,826
Series 2014-8A Class A			2.125% due 05/11/20	340	341
1.757% due 01/16/26 (Ê)(Þ)	620	614	4.375% due 05/11/45	250	250
Flatiron CLO, Ltd.			Siemens Financieringsmaatschappij NV
Series 2014-1A Class A1			1.450% due 05/25/18 (Þ)	798	796
1.616% due 07/17/26 (Ê)(Þ)	730	722	Silverstone Master Issuer PLC
Fosse Master Issuer PLC			Series 2015-1A Class 2A2
Series 2015-1A Class A2			0.842% due 01/21/70 (Ê)(Þ)	587	583
0.587% due 10/18/54 (Ê)(Þ)	543	541	Sky PLC
GE Capital International Funding Co.			6.100% due 02/15/18 (Þ)	600	653
2.342% due 11/15/20 (Å)	511	512	SMART Trust
4.418% due 11/15/35 (Å)	335	348	Series 2012-1USA Class A4A
4.418% due 11/15/35 (Å)	633	657	2.010% due 12/14/17 (Þ)	1,969	1,985
Global SC Finance II SRL			Series 2015-3US Class A3A
Series 2014-1A Class A2			1.660% due 08/14/19	730	729
3.090% due 07/17/29 (Þ)	398	394	Suncor Energy, Inc.
Grupo Bimbo SAB de CV			5.950% due 12/01/34	435	489
4.875% due 06/27/44 (Þ)	565	506	Toronto-Dominion Bank (The)
HBOS PLC			1.950% due 04/02/20 (Þ)	317	315
Series GMTN			Total Capital Canada, Ltd.
6.750% due 05/21/18 (Þ)	2,425	2,672	2.750% due 07/15/23	455	446
HSBC Bank PLC			Total Capital SA
7.650% due 05/01/25	850	1,069	2.125% due 08/10/18	510	519
HSBC Holdings PLC			Trade MAPS 1, Ltd.
4.250% due 03/14/24	475	480	Series 2013-1A Class A
Intesa Sanpaolo SpA			0.866% due 12/10/18 (Ê)(Þ)	1,645	1,641
2.375% due 01/13/17	886	891	Tyco Electronics Group SA
5.017% due 06/26/24 (Þ)	610	611	6.550% due 10/01/17	705	771
KFW			Tyco International Finance SA
4.875% due 01/17/17	761	799	3.900% due 02/14/26	555	564
2.500% due 11/20/24	1,245	1,265	UBS Group Funding Jersey, Ltd.
Korea Electric Power Corp.			2.950% due 09/24/20 (Þ)	740	740
5.125% due 04/23/34 (Þ)	155	175	Uruguay Government International Bond
Limerock CLO II, Ltd.			5.100% due 06/18/50	293	263
Series 2014-2A Class A			Vale Overseas, Ltd.
1.757% due 04/18/26 (Ê)(Þ)	810	805	6.875% due 11/21/36	120	98
Macquarie Bank, Ltd.			Validus Holdings, Ltd.
0.953% due 10/27/17 (Ê)(Þ)	430	428	8.875% due 01/26/40	605	778
Magnetite XI, Ltd.					63,292
Series 2014-11A Class A1			Mortgage-Backed Securities - 31.4%
1.693% due 01/18/27 (Ê)(Þ)	600	596	1211 Avenue of the Americas Trust
Ooredoo International Finance, Ltd.			Series 2015-1211 Class A1A2
3.875% due 01/31/28 (Þ)	340	330	3.901% due 08/10/35 (Þ)	1,775	1,843
Pernod Ricard SA			Alternative Loan Trust
5.500% due 01/15/42 (Þ)	272	281	Series 2003-20CB Class 2A1
Petroleos Mexicanos			5.750% due 10/25/33	75	78
4.875% due 01/24/22	540	551	American Home Mortgage Investment
5.625% due 01/23/46 (Þ)	238	205	Trust
Rio Tinto Finance USA, Ltd.			Series 2004-4 Class 4A
3.750% due 06/15/25	780	767	2.423% due 02/25/45 (Ê)	76	76
Royal Bank of Canada			Banc of America Funding Corp.
2.350% due 10/30/20	1,563	1,557	Series 2005-5 Class 1A11
Series GMTn			5.500% due 09/25/35	172	178
0.581% due 10/13/17 (Ê)	560	558	Series 2005-D Class A1
Royal Bank of Scotland Group PLC			2.699% due 05/25/35 (Ê)	87	89
1.875% due 03/31/17	2,790	2,780	Banc of America Funding Trust
5.125% due 05/28/24	495	508	Series 2005-4 Class 1A3
Santander UK Group Holdings PLC			5.500% due 08/25/35	55	56
5.625% due 09/15/45 (Þ)	279	282	Banc of America Merrill Lynch
Seagate HDD Cayman			Commercial Mortgage, Inc.
4.875% due 06/01/27 (Þ)	730	635	Series 2005-5 Class B
5.750% due 12/01/34 (Þ)	780	660	5.243% due 10/10/45	320	320

See accompanying notes which are an integral part of the financial statements.

414 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2006-3 Class A4			Citigroup Mortgage Loan Trust, Inc.
5.889% due 07/10/44	1,208	1,223	Series 2004-UST1 Class A5
Series 2006-6 Class A4			1.934% due 08/25/34 (Ê)	1,107	1,089
5.356% due 10/10/45	1,925	1,959	Series 2005-3 Class 2A2B
Series 2007-1 Class A4			2.585% due 08/25/35 (Ê)	171	126
5.451% due 01/15/49	881	914	Series 2005-11 Class A2A
Series 2007-2 Class AAB			2.730% due 10/25/35 (Ê)	101	100
5.570% due 04/10/49	76	76	Series 2007-AR8 Class 2A1A
Series 2008-1 Class A4			2.685% due 07/25/37 (Ê)	171	160
6.225% due 02/10/51	547	587	Series 2015-2 Class 1A1
Banc of America Mortgage Securities,			0.371% due 06/25/47 (Ê)(Þ)	394	365
Inc.			Commercial Mortgage Pass-Through
Series 2004-1 Class 5A1			Certificates
6.500% due 09/25/33	8	8	Series 2013-CR12 Class A4
Series 2004-2 Class 5A1			4.046% due 10/10/46	965	1,036
6.500% due 10/25/31	8	8	Series 2014-CR14 Class A2
Series 2004-11 Class 2A1			3.147% due 02/10/47	339	351
5.750% due 01/25/35	87	89	Series 2015-CR27 Class A4
Series 2005-H Class 2A5			3.612% due 10/10/48	121	124
2.691% due 09/25/35 (Ê)	309	283	Commercial Mortgage Trust
Series 2006-2 Class A15			Series 2001-J2A Class E
6.000% due 07/25/46	5	4	6.922% due 07/16/34 (Þ)	670	695
Series 2006-B Class 1A1			Series 2005-LP5 Class D
2.497% due 10/20/46 (Ê)	64	39	4.776% due 05/10/43	402	401
BCAP LLC Trust			Series 2012-9W57 Class A
Series 2011-R11 Class 15A1			2.365% due 02/10/29 (Þ)	706	714
2.589% due 10/26/33 (Ê)(Þ)	1,280	1,298	Series 2013-CR11 Class A3
Series 2011-R11 Class 20A5			3.983% due 10/10/46	353	379
2.601% due 03/26/35 (Ê)(Þ)	326	329	Series 2013-CR11 Class A4
Bear Stearns Adjustable Rate Mortgage			4.258% due 10/10/46	288	313
Trust			Series 2014-CR19 Class A5
Series 2004-8 Class 2A1			3.796% due 08/10/47	330	346
2.605% due 11/25/34 (Ê)	213	205	Series 2014-UBS5 Class A3
Series 2004-9 Class 22A1			3.565% due 09/10/47	231	239
3.034% due 11/25/34 (Ê)	46	47	Series 2014-UBS6 Class A5
Series 2004-10 Class 22A1			3.644% due 12/10/47	745	771
2.522% due 01/25/35 (Ê)	45	43	Series 2015-3BP Class A
Series 2005-2 Class A1			3.178% due 02/10/35 (Þ)	229	229
2.680% due 03/25/35 (Ê)	656	658	Series 2015-CR26 Class A4
Series 2005-12 Class 13A1			3.630% due 10/10/48	124	128
5.708% due 02/25/36 (Ê)	35	33	Series 2015-PC1 Class A4
Bear Stearns Alt-A Trust			3.620% due 07/10/50	169	174
Series 2004-13 Class A1			Countrywide Home Loan Mortgage Pass-
0.910% due 11/25/34 (Ê)	907	894	Through Trust
Bear Stearns Structured Products, Inc.			Series 2004-22 Class A3
Series 2007-R6 Class 1A1			2.429% due 11/25/34 (Ê)	149	141
2.106% due 01/26/36 (Ê)	258	211	Series 2004-HYB9 Class 1A1
Series 2007-R6 Class 2A1			2.468% due 02/20/35 (Ê)	282	280
3.068% due 12/26/46 (Ê)	133	99	Series 2005-3 Class 1A2
CD Commercial Mortgage Trust			0.475% due 04/25/35 (Ê)	574	500
Series 2005-CD1 Class AJ			Credit Suisse Commercial Mortgage
5.226% due 07/15/44	14	14	Trust
Series 2005-CD1 Class C			Series 2006-C4 Class A3
5.226% due 07/15/44	290	290	5.467% due 09/15/39	536	546
CD Mortgage Trust			Series 2007-C2 Class A3
Series 2006-CD2 Class A1B			5.542% due 01/15/49	310	320
5.300% due 01/15/46	908	909	Series 2007-C5 Class A4
Series 2006-CD2 Class AM			5.695% due 09/15/40	1,160	1,210
5.535% due 01/15/46	240	241	Series 2008-C1 Class A2FL
Citigroup Commercial Mortgage Trust			2.567% due 02/15/41 (Ê)(Þ)	276	278
Series 2014-GC19 Class A4			Credit Suisse First Boston Mortgage
4.023% due 03/10/47	825	882	Securities Corp.
Series 2014-GC25 Class AAB			Series 2001-CP4 Class D
3.371% due 10/10/47	1,015	1,048	6.610% due 12/15/35	58	58

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 415

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2005-9 Class 2A1			7.000% due 2025	4	4
5.500% due 10/25/35	415	394	8.500% due 2025	10	11
Series 2005-C6 Class B			3.000% due 2026	210	218
5.230% due 12/15/40	630	629	3.500% due 2026	860	910
CSAIL Commercial Mortgage Trust			4.000% due 2026	244	260
Series 2015-C1 Class A4			5.000% due 2026	257	283
3.505% due 04/15/50	227	233	7.000% due 2026	9	10
Series 2015-C2 Class A4			9.000% due 2026	2	2
3.504% due 06/15/57	175	179	2.500% due 2027	36	37
Series 2015-C2 Class XA			2.966% due 2027	922	922
Interest Only STRIP
0.907% due 06/15/57	9,955	584	3.000% due 2027	920	960
CSMC Trust			3.500% due 2027	395	417
Series 2014-USA Class A2			5.500% due 2027	144	161
3.953% due 09/15/37 (Þ)	645	672	7.000% due 2027	1	1
3.953% due 09/15/37 (Å)	121	126	2.500% due 2028	2,800	2,873
CW Capital Cobalt, Ltd.			3.380% due 2028	407	421
Series 2007-C3 Class A4			5.000% due 2028	130	143
5.959% due 05/15/46	1,473	1,554	3.000% due 2029	704	734
DBRR Trust			3.500% due 2029	152	160
Series 2011-LC2 Class A4A			7.000% due 2029	236	251
4.537% due 07/12/44 (Þ)	690	763	2.500% due 2030	535	546
Downey Savings & Loan Association			3.000% due 2030	241	251
Mortgage Loan Trust			3.500% due 2030	871	922
Series 2004-AR3 Class 1A1B			8.000% due 2030	27	34
2.456% due 07/19/44 (Ê)	60	59	8.000% due 2031	30	35
Fannie Mae
5.000% due 2017	25	26	3.500% due 2032	1,710	1,803
5.500% due 2017	16	16	8.000% due 2032	2	2
6.500% due 2017	14	15	3.000% due 2033	2,720	2,818
7.500% due 2017	—	—	4.500% due 2033	914	1,005
8.500% due 2017	—	—	5.000% due 2033	342	377
5.000% due 2018	59	61	5.500% due 2033	411	464
5.500% due 2018	145	149	6.150% due 2033(Ê)	246	276
6.500% due 2018	23	26	3.500% due 2034	1,734	1,821
5.000% due 2019	56	59	4.500% due 2034	32	35
6.500% due 2019	14	16	5.000% due 2034	63	70
3.375% due 2020	1,335	1,422	5.500% due 2034	812	916
3.478% due 2020	1,147	1,227	6.000% due 2034	117	134
5.000% due 2020	77	80	5.000% due 2035	460	507
5.500% due 2020	564	590	5.500% due 2035	143	161
6.500% due 2020	8	10	6.000% due 2035	431	491
3.881% due 2021	1,285	1,399	5.000% due 2036	149	164
4.000% due 2021	36	38	5.500% due 2036	922	1,038
4.410% due 2021	574	637	6.500% due 2036	10	12
4.640% due 2021	1,301	1,452	5.000% due 2037	122	135
5.500% due 2021	17	18	5.500% due 2037	2,287	2,580
4.500% due 2022	89	93	6.000% due 2037	550	624
5.000% due 2022	79	84	6.500% due 2037	54	64
5.500% due 2022	92	100	5.000% due 2038	7	7
3.800% due 2023	413	434	5.500% due 2038	1,210	1,363
4.500% due 2023	64	68	4.500% due 2039	741	805
5.000% due 2023	125	132	5.000% due 2039	3	3
4.000% due 2024	182	193	6.000% due 2039	127	144
4.500% due 2024	135	143	4.000% due 2040	347	370
5.000% due 2024	20	22	4.500% due 2040	3,117	3,400
8.000% due 2024	20	22	5.000% due 2040	499	553
8.500% due 2024	5	5	5.500% due 2040	139	155
9.000% due 2024	1	1	3.500% due 2041	2,320	2,428
3.500% due 2025	121	128	4.000% due 2041	856	919
4.000% due 2025	263	278	4.500% due 2041	1,769	1,930
4.500% due 2025	98	104	5.000% due 2041	1,026	1,137

See accompanying notes which are an integral part of the financial statements.

416 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.500% due 2041	227	254	FDIC Guaranteed Notes Trust
3.000% due 2042	1,482	1,503	Series 2010-S1 Class 1A
3.500% due 2042	1,389	1,449	0.720% due 02/25/48 (Ê)(Þ)	100	100
4.000% due 2042	1,008	1,077	FDIC Trust
4.500% due 2042	178	195	Series 2010-R1 Class A
3.000% due 2043	7,162	7,260	2.184% due 05/25/50 (Þ)	584	588
3.500% due 2043	5,232	5,494	Federal Home Loan Mortgage Corp.
			Multifamily Structured Pass-Through
4.000% due 2043	1,877	2,009	Certificates
4.500% due 2043	296	321	Series 2010-KSCT Class A2
3.000% due 2044	219	222	4.285% due 01/25/20	450	497
4.000% due 2044	363	387	Series 2011-K702 Class X1
4.500% due 2044	2,487	2,710	Interest Only STRIP
3.000% due 2045	444	450	1.525% due 02/25/18	4,536	134
3.500% due 2045	5,713	5,969	Series 2012-K706 Class X1
4.000% due 2045	10,565	11,285	Interest Only STRIP
15 Year TBA(Ï)			1.712% due 10/25/18	8,584	349
2.500%	4,685	4,769	Series 2014-K040 Class A2
3.000%	3,545	3,688	3.241% due 09/25/24	301	314
30 Year TBA(Ï)			Series 2015-K048 Class A2
3.000%	13,115	13,249	3.284% due 06/25/25	453	472
3.500%	39,405	40,998	Series 2015-K049 Class A2
4.000%	13,285	14,141	3.010% due 08/25/25	146	149
4.500%	7,445	8,063	Series 2015-KS03 Class A4
5.000%	2,950	3,250	3.161% due 05/25/25	245	249
Series 2003-343 Class 6			Federal Housing Authority Trust
Interest Only STRIP			7.430% due 06/27/21	22	22
5.000% due 10/25/33	144	27	Freddie Mac
Series 2003-345 Class 18			9.000% due 2016	1	1
Interest Only STRIP			6.000% due 2017	32	33
4.500% due 12/25/18	137	6	8.000% due 2017	—	—
Series 2003-345 Class 19			4.500% due 2018	70	73
Interest Only STRIP			5.000% due 2018	13	13
4.500% due 01/25/19	149	7	4.500% due 2019	22	22
Series 2005-365 Class 12			5.000% due 2019	61	64
Interest Only STRIP			6.000% due 2022	4	4
5.500% due 12/25/35	288	50	5.500% due 2024	72	77
Series 2006-369 Class 8			9.000% due 2024	4	4
Interest Only STRIP			6.500% due 2025	3	3
5.500% due 04/25/36	60	12	8.000% due 2025	3	4
Fannie Mae Grantor Trust			9.000% due 2025	3	3
Series 2002-T5 Class A1
0.410% due 05/25/32 (Ê)	247	241	3.000% due 2026	129	135
Fannie Mae REMIC Trust			5.000% due 2027	2	2
Series 2004-W12 Class 1A3			6.500% due 2027	—	—
7.000% due 07/25/44	985	1,153	5.000% due 2028	129	141
Fannie Mae REMICS			6.000% due 2028	143	162
Series 2003-35 Class FY			6.500% due 2028	9	10
0.570% due 05/25/18 (Ê)	68	68	6.500% due 2029	7	9
Series 2005-117 Class LC			2.500% due 2030	2,138	2,179
5.500% due 11/25/35	502	546	3.000% due 2030	818	851
Series 2009-70 Class PS			3.500% due 2030	328	347
Interest Only STRIP			5.500% due 2032	153	171
6.581% due 01/25/37 (Ê)	2,695	427	6.000% due 2032	17	19
Series 2009-96 Class DB			7.000% due 2032	102	116
4.000% due 11/25/29	775	827	7.500% due 2032	15	19
Series 2013-111 Class PL			5.500% due 2033	206	229
2.000% due 12/25/42	955	868	4.500% due 2034	47	51
Fannie Mae Whole Loan			5.000% due 2034	436	485
Series 2004-W12 Class 1A1			5.500% due 2034	66	74
6.000% due 07/25/44	425	486
			6.500% due 2034	—	1
Fannie Mae-Aces			5.000% due 2035	66	73
Series 2014-M13 Class A2
3.021% due 08/25/24	660	676	5.500% due 2035	98	109

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 417

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.500% due 2036	96	106	10.500% due 2020	1	1
6.000% due 2036	37	42	8.000% due 2022	4	4
5.000% due 2037	7	7	8.500% due 2022	6	6
5.500% due 2037	63	70	8.500% due 2024	2	2
6.000% due 2037	125	141	8.000% due 2025	11	11
5.000% due 2038	3	3	9.000% due 2025	6	6
5.500% due 2038	627	699	8.000% due 2026	26	29
6.000% due 2038	454	519	7.000% due 2029	1	1
4.500% due 2039	237	258	8.000% due 2029	1	2
5.500% due 2039	19	21	8.500% due 2029	15	15
4.000% due 2040	1,828	1,968	8.000% due 2030	13	13
4.500% due 2040	1,967	2,153	7.000% due 2031	93	111
5.000% due 2040	100	111	7.000% due 2032	27	29
5.500% due 2040	12	14	7.000% due 2033	12	12
6.000% due 2040	44	50	3.000% due 2042	452	463
4.000% due 2041	1,903	2,045	3.000% due 2043	620	635
4.500% due 2041	1,464	1,589	3.500% due 2043	194	203
5.000% due 2041	409	451	Ginnie Mae II
5.500% due 2041	593	667	7.500% due 2032	2	2
3.000% due 2042	1,216	1,227	5.500% due 2039	143	159
3.500% due 2042	1,120	1,168	3.500% due 2040(Ê)	2,163	2,255
4.000% due 2042	799	855	4.000% due 2040(Ê)	729	763
3.000% due 2043	3,491	3,530	4.000% due 2041	324	347
3.500% due 2043	3,259	3,407	4.500% due 2041	1,716	1,871
4.000% due 2043	2,415	2,602	5.500% due 2041	19	22
4.500% due 2043	806	886	3.000% due 2042	214	220
3.500% due 2044	2,125	2,217	3.500% due 2042	764	803
4.000% due 2044	1,902	2,039	4.000% due 2042	1,202	1,287
4.500% due 2044	80	87	4.500% due 2042	484	527
3.000% due 2045	2,194	2,213	3.000% due 2043	763	784
3.500% due 2045	7,488	7,800	3.500% due 2043	1,589	1,670
4.000% due 2045	6,124	6,530	4.000% due 2043	396	423
15 Year TBA(Ï)			5.500% due 2043	507	565
3.000%	1,125	1,169	3.500% due 2044	636	668
30 Year TBA(Ï)			4.000% due 2044	795	847
3.000%	2,865	2,887	4.500% due 2044	422	454
3.500%	6,175	6,411	3.000% due 2045	2,068	2,115
4.000%	2,500	2,656	3.500% due 2045	3,248	3,409
Freddie Mac Reference REMIC			4.000% due 2045	5,746	6,130
Series 2006-R007 Class ZA			4.500% due 2045	2,530	2,730
6.000% due 05/15/36	748	845	5.390% due 2059	407	423
Freddie Mac REMICS			4.700% due 2061	1,156	1,217
Series 2002-2533 Class Z			4.810% due 2061	2,515	2,660
5.500% due 12/15/32	1,546	1,733	5.245% due 2061	720	779
Series 2006-3123 Class HT			4.564% due 2062	2,552	2,757
5.000% due 03/15/26	526	570	4.845% due 2062	359	382
Series 2006-R006 Class ZA
6.000% due 04/15/36	1,262	1,435	4.652% due 2063	295	320
Series 2010-3653 Class B			4.661% due 2063	134	146
4.500% due 04/15/30	1,170	1,263	4.732% due 2063	246	265
Series 2012-3989 Class BW			30 Year TBA(Ï)
3.500% due 01/15/27	3,180	3,416	3.000%	4,550	4,647
Series 2012-4019 Class JD			3.500%	12,225	12,809
3.000% due 05/15/41	504	522	4.000%	655	697
FREMF Mortgage Trust			Government National Mortgage
Series 2013-K24 Class B			Association
3.502% due 11/25/45 (Þ)	1,565	1,547	Series 2004-93 Class PC
GAHR Commericial Mortgage Trust			5.000% due 04/16/34	1,249	1,305
Series 2015-NRF Class AFX			Series 2007-26 Class SD
3.235% due 12/15/19 (Þ)	645	662	Interest Only STRIP
Ginnie Mae I			6.639% due 05/16/37 (Ê)	2,393	486
8.000% due 2017	1	1

See accompanying notes which are an integral part of the financial statements.

418 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2010-H04 Class BI			Series 2014-C26 Class C
Interest Only STRIP			4.427% due 01/15/48	500	485
1.390% due 04/20/60	4,041	192	Series 2015-C29 Class A4
Series 2010-H12 Class PT			3.611% due 05/15/48	783	806
5.470% due 11/20/59	2,187	2,274	Series 2015-C30 Class A5
Series 2010-H22 Class JI			3.822% due 07/15/48	231	241
Interest Only STRIP			Series 2015-C32 Class A5
2.499% due 11/20/60	6,726	496	3.598% due 11/15/48	121	124
Series 2011-H02 Class BI			JPMorgan Chase Commercial Mortgage
Interest Only STRIP			Securities Trust
0.412% due 02/20/61	16,240	216	Series 2004-LN2 Class B
Series 2012-H11 Class CI			5.201% due 07/15/41	500	500
Interest Only STRIP			Series 2005-CB12 Class AJ
2.906% due 04/20/62	4,754	353	4.987% due 09/12/37	241	242
Series 2012-H23 Class FI			Series 2007-CB20 Class ASB
Interest Only STRIP			5.688% due 02/12/51	346	356
0.794% due 10/20/62	5,972	128	Series 2007-LDPX Class AM
Series 2013-H03 Class HI			5.464% due 01/15/49	880	902
Interest Only STRIP			Series 2011-C3 Class A2
2.595% due 12/20/62	4,372	403	3.673% due 02/15/46 (Þ)	197	199
Series 2013-H06 Class HI			Series 2011-C3 Class A3
Interest Only STRIP			4.388% due 02/15/46 (Þ)	1,325	1,399
2.932% due 01/20/63	9,586	698	Series 2011-C4 Class A3
Series 2013-H07 Class JL			4.106% due 07/15/46 (Þ)	1,405	1,476
Interest Only STRIP			Series 2014-FBLU Class A
2.635% due 03/20/63	10,408	901	1.146% due 12/15/28 (Å)(Ê)	415	415
GS Mortgage Securities Corp. II			Series 2014-FBLU Class C
Series 2012-ALOH Class A			2.161% due 12/15/28 (Ê)(Þ)	675	675
3.551% due 04/10/34 (Þ)	230	240	JPMorgan Mortgage Trust
GS Mortgage Securities Corp. Trust			Series 2003-A2 Class 3A1
Series 2012-SHOP Class A			1.990% due 11/25/33 (Ê)	211	211
2.933% due 06/05/31 (Þ)	477	490	Series 2004-A2 Class 3A1
GS Mortgage Securities Trust			2.470% due 05/25/34 (Ê)	322	311
3.621% due 10/10/35	194	200	Series 2005-A1 Class 6T1
Series 2014-GC18 Class A4			2.594% due 02/25/35 (Ê)	423	422
4.074% due 01/10/47	625	669	Series 2005-A3 Class 4A1
Series 2015-GC28 Class A5			2.658% due 06/25/35 (Ê)	144	146
3.396% due 02/10/48	595	603	LB Commercial Mortgage Trust
GSMPS Mortgage Loan Trust			Series 2007-C3 Class AM
Series 2004-4 Class 1AF			6.097% due 07/15/44	395	419
0.570% due 06/25/34 (Ê)(Þ)	385	336	LB-UBS Commercial Mortgage Trust
GSR Mortgage Loan Trust			Series 2007-C6 Class A4
Series 2005-AR7 Class 6A1			5.858% due 07/15/40	918	951
4.965% due 11/25/35 (Ê)	573	549	Mastr Alternative Loan Trust
HarborView Mortgage Loan Trust			Series 2003-4 Class B1
Series 2004-4 Class 3A			5.941% due 06/25/33	127	119
1.281% due 06/19/34 (Ê)	55	54	Series 2004-10 Class 5A6
Series 2005-4 Class 3A1			5.750% due 09/25/34	162	167
2.670% due 07/19/35 (Ê)	173	153	Merrill Lynch Mortgage Investors Trust
Homestar Mortgage Acceptance Corp.			Series 2005-A10 Class A
Series 2004-5 Class A1			0.397% due 02/25/36 (Ê)	134	123
0.620% due 10/25/34 (Ê)	1,394	1,395	ML-CFC Commercial Mortgage Trust
Impac CMB Trust			Series 2007-5 Class A4
Series 2004-5 Class 1A1			5.378% due 08/12/48	446	459
0.907% due 10/25/34 (Ê)	187	177	Series 2007-7 Class A4
IndyMac INDX Mortgage Loan Trust			5.747% due 06/12/50	594	623
Series 2004-AR6 Class 5A1			Series 2007-8 Class ASB
2.519% due 10/25/34 (Ê)	980	940	5.819% due 08/12/49	158	159
Series 2005-AR15 Class A2			Morgan Stanley Bank of America Merrill
4.534% due 09/25/35 (Ê)	114	97	Lynch Trust
JPMBB Commercial Mortgage Securities			Series 2014-C14 Class A4
Trust			3.787% due 02/15/47	165	175
Series 2014-C22 Class A4			Series 2015-C23 Class A3
3.801% due 09/15/47	249	260	3.451% due 07/15/50	244	249

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 419

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2015-C24 Class A4			Structured Asset Securities Corp.
3.732% due 05/15/48	959	998	Mortgage Pass-Through Certificates
Series 2015-C24 Class C			Series 2003-34A Class 5A4
4.500% due 08/15/47	85	78	2.455% due 11/25/33 (Ê)	909	921
Series 2015-C26 Class A5			Wachovia Bank Commercial Mortgage
3.531% due 11/15/48	134	138	Trust
Morgan Stanley Capital I Trust			Series 2006-C26 Class AM
Series 2005-IQ9 Class B			5.969% due 06/15/45	865	884
4.860% due 07/15/56	415	423	Series 2007-C33 Class A4
			6.150% due 02/15/51	324	337
Series 2014-CPT Class A			WaMu Mortgage Pass-Through
3.350% due 07/13/29 (Þ)	456	472	Certificates Trust
Morgan Stanley Mortgage Loan Trust			Series 2003-AR9 Class 1A7
Series 2004-6AR Class 1A			2.409% due 09/25/33 (Ê)	40	40
0.620% due 07/25/34 (Ê)	1,059	1,037	Series 2003-AR10 Class A7
Mortgage Pass-Through Certificates			2.420% due 10/25/33 (Ê)	348	356
Series 2001-CIB2 Class D
6.802% due 04/15/35	66	66	Series 2004-AR1 Class A
			2.419% due 03/25/34 (Ê)	1,537	1,540
MortgageIT Trust			Series 2005-AR13 Class A1A1
Series 2005-2 Class 2A			0.484% due 10/25/45 (Ê)	1,361	1,259
1.805% due 05/25/35 (Ê)	562	553
			Wells Fargo Commercial Mortgage Trust
Motel 6 Trust			Series 2015-NXS3 Class A4
Series 2015-MTL6 Class A2A2			3.617% due 09/15/57	67	69
2.605% due 02/05/30 (Þ)	815	816
			Series 2015-SG1 Class A4
MSCG Trust			3.789% due 12/15/47	171	179
Series 2015-ALDR Class A2			Wells Fargo Mortgage Backed Securities
3.577% due 06/07/35 (Þ)	310	315	Trust
NCUA Guaranteed Notes Trust			Series 2003-J Class 1A9
Series 2010-R1 Class 2A			2.612% due 10/25/33 (Ê)	917	922
1.840% due 10/07/20	469	470	Series 2004-CC Class A1
OBP Depositor LLC Trust			2.616% due 01/25/35 (Ê)	103	104
Series 2010-OBP Class A			Series 2005-AR10 Class 2A2
4.646% due 07/15/45 (Þ)	230	253	2.614% due 06/25/35 (Ê)	199	204
Prime Mortgage Trust			Series 2005-AR10 Class 2A4
Series 2004-CL1 Class 1A2			2.652% due 06/25/35 (Ê)	47	47
0.581% due 02/25/34 (Ê)	24	23
			Series 2006-2 Class 2A3
Provident Funding Mortgage Loan Trust			5.500% due 03/25/36	148	142
Series 2005-2 Class 1A1A
2.530% due 10/25/35 (Ê)	273	267	Series 2006-AR2 Class 2A1
			2.621% due 03/25/36	188	187
RALI Trust
Series 2005-QA10 Class A41			Series 2006-AR8 Class 1A3
3.406% due 09/25/35 (Ê)	335	270	2.634% due 04/25/36 (Ê)	794	789
Series 2005-QO3 Class A1			WFRBS Commercial Mortgage Trust
0.587% due 10/25/45 (Ê)	446	343	Series 2012-C7 Class A2
			3.431% due 06/15/45	1,630	1,693
RBS Commercial Funding, Inc. Trust
Series 2013-GSP Class A			Series 2014-C19 Class A3
3.961% due 01/13/32 (Å)	235	248	3.660% due 03/15/47	480	503
3.961% due 01/13/32 (Þ)	300	316	Series 2014-C20 Class A5
			3.995% due 05/15/47	52	55
RBSCF Trust
Series 2010-RR4 Class CMLA			Series 2014-C21 Class XA
6.040% due 12/16/49 (Þ)	256	264	Interest Only STRIP
			1.339% due 08/15/47	7,906	559
RBSSP Resecuritization Trust
Series 2010-3 Class 9A1			Series 2014-LC14 Class A5
5.500% due 02/26/35 (Þ)	807	824	4.045% due 03/15/47	440	471
Structured Adjustable Rate Mortgage					395,432
Loan Trust			Municipal Bonds - 0.7%
Series 2004-6 Class 1A			Brazos Higher Education Authority
2.358% due 06/25/34 (Ê)	396	385	Revenue Bonds
Series 2004-12 Class 7A3			0.336% due 12/26/24 (Ê)	330	319
2.694% due 09/25/34 (Ê)	134	133	City of New York New York General
Structured Asset Mortgage Investments			Obligation Unlimited
II Trust			6.646% due 12/01/31	200	233
Series 2005-AR5 Class A2			Metropolitan Transportation Authority
0.414% due 07/19/35 (Ê)	108	105	Revenue Bonds
			6.814% due 11/15/40	355	462

See accompanying notes which are an integral part of the financial statements.

420 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Municipal Electric Authority of Georgia			United States Treasury Inflation Indexed
Revenue Bonds			Bonds
6.637% due 04/01/57	990	1,178	0.125% due 04/15/17	1,437	1,437
7.055% due 04/01/57	1,410	1,522	0.125% due 07/15/24	2,921	2,796
New Jersey Transportation Trust Fund			0.375% due 01/15/25	2,616	2,514
Authority Revenue Bonds			0.625% due 02/15/43	933	803
5.754% due 12/15/28	440	457	1.375% due 02/15/44	4,648	4,816
New York City Water & Sewer System			0.750% due 02/15/45	769	682
Revenue Bonds
6.491% due 06/15/42	1,700	1,939	United States Treasury Notes
New York State Dormitory Authority			3.250% due 12/31/16	250	258
Revenue Bonds			0.875% due 02/28/17	250	251
5.628% due 03/15/39	450	542	0.750% due 03/15/17	500	501
San Diego Tobacco Settlement Revenue			1.000% due 03/31/17	1,500	1,509
Funding Corp. Revenue Bonds			0.625% due 06/30/17	1,250	1,249
7.125% due 06/01/32	220	246	0.750% due 06/30/17	1,000	1,001
South Carolina Student Loan Corp.			0.875% due 07/15/17	1,250	1,254
Revenue Bonds			0.625% due 07/31/17	6,195	6,190
0.356% due 12/01/20 (Ê)	84	84	0.625% due 08/31/17	8,863	8,849
State of California General Obligation
Unlimited			1.875% due 08/31/17	500	510
6.650% due 03/01/22	425	513	0.625% due 09/30/17	6,103	6,090
7.300% due 10/01/39	391	555	1.875% due 09/30/17	430	439
State of Illinois General Obligation			0.875% due 11/15/17	2,500	2,504
Unlimited			0.625% due 11/30/17	500	498
5.877% due 03/01/19	335	359	1.000% due 12/15/17	1,250	1,255
5.100% due 06/01/33	458	423	0.750% due 12/31/17	2,700	2,696
University of California Revenue Bonds			0.875% due 01/31/18	450	450
4.767% due 05/15/15	227	213	0.750% due 02/28/18	600	598
		9,045	0.750% due 03/31/18	750	747
United States Government Agencies - 1.1%			0.625% due 04/30/18	2,500	2,481
Federal Home Loan Banks			2.625% due 04/30/18	1,200	1,251
0.625% due 11/23/16	360	360	1.375% due 06/30/18	250	253
0.625% due 05/30/17	225	225	1.000% due 08/15/18	8,634	8,632
3.150% due 06/28/17	1,315	1,315	1.500% due 08/31/18	250	253
1.125% due 04/25/18	175	176	0.875% due 10/15/18	8,831	8,790
2.875% due 09/11/20	875	927	2.750% due 02/15/19	750	789
Federal Home Loan Mortgage Corp.			1.375% due 02/28/19	1,000	1,007
0.500% due 01/27/17	105	105	1.500% due 02/28/19	2,500	2,527
1.250% due 10/02/19	1,000	993	1.500% due 03/31/19	1,250	1,263
2.375% due 01/13/22	210	215	3.125% due 05/15/19	300	320
6.250% due 07/15/32	624	886	1.000% due 06/30/19	1,350	1,337
Federal National Mortgage Association			1.625% due 06/30/19	1,000	1,012
2.000% due 09/26/17	350	354	0.875% due 07/31/19	685	674
0.204% due 10/05/17 (Ê)	2,495	2,491	3.625% due 08/15/19	365	396
1.125% due 10/19/18	280	280	1.000% due 08/31/19	2,000	1,976
1.125% due 12/14/18	300	300	1.500% due 10/31/19	3,840	3,860
1.875% due 02/19/19	200	204	1.125% due 12/31/19	1,000	989
1.750% due 06/20/19	1,000	1,015	1.375% due 02/29/20	4,998	4,987
1.625% due 01/21/20	240	241	1.125% due 03/31/20	3,200	3,155
1.600% due 12/24/20	1,205	1,188	1.125% due 04/30/20	3,200	3,154
2.625% due 09/06/24	749	767	1.375% due 04/30/20	3,891	3,875
7.125% due 01/15/30	100	149	8.750% due 05/15/20	2,500	3,298
7.250% due 05/15/30	230	344	1.375% due 07/31/20	1,731	1,741
6.625% due 11/15/30	100	144	1.375% due 09/30/20	44,177	43,874
6.000% due 04/18/36	95	97	2.000% due 09/30/20	450	460
Tennessee Valley Authority			1.375% due 10/31/20	11,185	11,103
6.150% due 01/15/38	345	474	1.750% due 10/31/20	500	505
3.500% due 12/15/42	564	537	3.625% due 02/15/21	1,000	1,101
4.250% due 09/15/65	412	409	2.000% due 02/28/21	150	153
		14,196	2.250% due 03/31/21	500	516
United States Government Treasuries - 21.4%			3.125% due 05/15/21	100	108
			8.125% due 05/15/21	300	403

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 421

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
	or Shares		$		or Shares	$
2.125% due 06/30/21	750		768	AmeriCredit Automobile Receivables
2.125% due 08/15/21	4,380		4,476	Trust
2.000% due 08/31/21	250		254	Series 2015-3 Class A1
2.000% due 10/31/21	750		760	0.500% due 08/08/16	2,381	2,380
8.000% due 11/15/21	1,250		1,698	Anheuser-Busch InBev Worldwide, Inc.
1.500% due 01/31/22	1,750		1,717	2.875% due 02/15/16	390	393
1.750% due 02/28/22	4,075		4,056	AT&T, Inc.
1.875% due 05/31/22	790		791	2.950% due 05/15/16	965	975
1.750% due 09/30/22	3,095		3,067	Series FRN
1.625% due 11/15/22	1,750		1,719	0.699% due 02/12/16 (Ê)	1,072	1,071
1.750% due 05/15/23	3,080		3,031	Citigroup, Inc.
2.750% due 02/15/24	1,010		1,065	1.116% due 04/01/16 (Ê)	500	501
2.375% due 08/15/24	865		884	Coca-Cola Enterprises, Inc.
2.000% due 02/15/25	1,285		1,270	2.000% due 08/19/16	500	504
2.000% due 08/15/25(§)	35,279		34,810	Commonwealth Bank of Australia
Zero coupon due 11/15/27	2,215		1,634	0.534% due 06/03/16 (Ê)(Þ)	1,795	1,795
5.500% due 08/15/28	1,600		2,156
5.250% due 02/15/29	500		663	Continental Airlines Pass-Through Trust
				Series 09-1
5.375% due 02/15/31	1,100		1,511	Cooperatieve Centrale Raiffeisen-
4.500% due 02/15/36	750		975	9.000% due 07/08/16	341	357
4.750% due 02/15/37	2,949		3,966	Boerenleenbank BA
4.500% due 05/15/38	500		651	Series FRN
3.500% due 02/15/39	150		168	0.820% due 03/18/16 (Ê)	200	200
4.250% due 05/15/39	200		251	Series YCD
4.375% due 05/15/40	1,980		2,524	0.367% due 03/22/16 (Ê)(~)	550	550
3.875% due 08/15/40	700		828	Drive Auto Receivables Trust
3.125% due 02/15/42	2,735		2,862	Series 2015-CA Class A1
2.750% due 08/15/42	3,055		2,959	0.480% due 08/15/16 (Þ)	652	652
2.750% due 11/15/42	1,850		1,788
3.125% due 02/15/43	985		1,024	Series 2015-DA Class A1
2.875% due 05/15/43	905		895	0.520% due 10/17/16 (Þ)	869	870
3.750% due 11/15/43	1,375		1,607	Fannie Mae
3.000% due 05/15/45	9,528		9,641	6.500% due 03/01/16	1	1
2.875% due 08/15/45	7,815		7,722	5.500% due 05/01/16	9	9
			270,331	6.500% due 06/01/16	1	1
Total Long-Term Investments				Fannie Mae Discount Notes
(cost $1,144,146)			1,147,411	0.010% due 01/05/16 (~)	7,440	7,439
				Series BB

Preferred Stocks - 0.2%				0.010% due 01/07/16 (~)	4,700	4,699
				Federal Farm Credit Banks
Technology - 0.2%				5.125% due 08/25/16	310	322
Verizon Communications, Inc.	82,000		2,181	Federal Home Loan Mortgage Corp.

Total Preferred Stocks				2.000% due 08/25/16	1,275	1,291
(cost $2,063)			2,181	0.875% due 10/14/16	200	201
				Federal Home Loan Mortgage Corp.
				Multifamily Structured Pass-Through
				Certificates
Options Purchased - 0.0%				Series 2012-K501 Class X1A
(Number of Contracts)				Interest Only STRIP
Swaptions				1.606% due 08/25/16	14,484	105
(Fund Receives/Fund Pays)
USD 5.000%/USD Three Month LIBOR				Ford Motor Credit Co. LLC
Jan 2019 0.00 Put (1)	8,150	(ÿ)	41	1.700% due 05/09/16	1,000	1,002
Total Options Purchased				Freddie Mac
(cost $109)			41	9.000% due 05/01/16	—	—
				9.000% due 06/01/16	1	1
Short-Term Investments - 20.0%				9.000% due 08/01/16	—	—
Ally Auto Receivables Trust				9.000% due 10/01/16	1	1
Series 2015-1 Class A1				GE Capital International Funding Co.
0.390% due 08/15/16	639		639	0.964% due 04/15/16 (Å)	1,192	1,192

See accompanying notes which are an integral part of the financial statements.

422 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
	or Shares		$		or Shares	$
General Mills, Inc.				Series FRN
0.523% due 01/28/16 (Ê)	700		700	1.867% due 09/15/16 (Ê)	1,090	1,100
Series FRN				Vodafone Group PLC
0.624% due 01/29/16 (Ê)	1,020		1,020	Series FRN
HCP, Inc.				0.718% due 02/19/16 (Ê)	1,200	1,199
6.300% due 09/15/16	135		140	Walgreens Boots Alliance, Inc.
Historic TW, Inc.				0.775% due 05/18/16 (Ê)	1,300	1,298
8.050% due 01/15/16	565		573	Wells Fargo Bank NA
Hyundai Auto Receivables Trust				Series BKNT
Series 2015-C Class A1				0.479% due 06/02/16 (Ê)	750	750
0.390% due 09/15/16	1,304		1,304	Willis Group Holdings PLC
JPMorgan Chase Bank NA				4.125% due 03/15/16	840	848
Series BKNT				Total Short-Term Investments
5.875% due 06/13/16	85		87	(cost $253,670)		252,293
JPMorgan Securities LLC
0.416% due 03/21/16 (Ê)(~)	1,000		1,000	Total Investments 111.2%
Juniper Networks, Inc.				(identified cost $1,399,988)		1,401,926
3.100% due 03/15/16	815		821

Kaupthing Bank Hf				Other Assets and Liabilities,
7.125% due 05/19/16 (Ø)(Þ)	1,480		—	Net - (11.2%)		(141,204)
Mercedes-Benz Auto Receivables Trust
Series 2015-1 Class A1				Net Assets - 100.0%		1,260,722
0.390% due 08/15/16	1,425		1,425
Morgan Stanley
0.765% due 10/18/16 (Ê)	545		544
Nissan Auto Receivables Owner Trust
Series 2015-B Class A1
0.380% due 08/15/16	1,485		1,485
Nomura Holdings, Inc.
2.000% due 09/13/16	825		830
PACCAR Financial Corp.
0.581% due 02/08/16 (Ê)	560		560
Rio Tinto Finance USA PLC
1.375% due 06/17/16	620		621
Russell U.S. Cash Management Fund	186,706,795	(8)	186,707
Santander Drive Auto Receivables Trust
Series 2015-3 Class A1
0.450% due 06/15/16	588		587
Series 2015-4 Class A1
0.500% due 09/15/16	541		541
Tennessee Gas Pipeline Co. LLC
8.000% due 02/01/16	805		818
Toronto-Dominion Bank (The)
0.793% due 09/09/16 (Ê)	1,750		1,754
Total Capital International SA
1.000% due 08/12/16	885		888
Toyota Motor Credit Corp.
0.426% due 09/23/16 (Ê)	65		65
United States Treasury Bills
0.090% due 01/07/16 (~) (§)	80		80
0.010% due 02/25/16 (~)	10		10
United States Treasury Inflation Indexed
Bonds
0.125% due 04/15/16	2,057		2,044
2.500% due 07/15/16	1,310		1,335
United States Treasury Notes
0.375% due 03/31/16	14,000		14,008
Verizon Communications, Inc.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 423

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
1.5%
BHP Billiton Finance USA, Ltd.	10/14/15	685,000	100.00	685	700
CSMC Trust	10/15/15	121,000	106.10	128	126
DT Auto Owner Trust	10/07/15	708,000	99.99	708	708
Flagship Credit Auto Trust	10/28/15	152,000	100.00	152	152
GE Capital International Funding Co.	07/14/09	335,000	85.24	285	348
GE Capital International Funding Co.	12/15/11	633,000	102.86	651	657
GE Capital International Funding Co.	01/06/15	511,000	99.96	511	512
GE Capital International Funding Co.	10/19/15	1,192,000	100.00	1,192	1,192
Hewlett Packard Enterprise Co.	09/30/15	1,929,000	99.69	1,924	1,906
Hewlett Packard Enterprise Co.	09/30/15	5,100,500	99.80	5,090	5,143
Hewlett Packard Enterprise Co.	09/30/15	1,255,000	99.94	1,254	1,224
Hewlett Packard Enterprise Co.	09/30/15	1,830,000	99.95	1,829	1,835
Hewlett Packard Enterprise Co.	09/30/15	346,000	99.97	346	349
Hyundai Capital America	10/27/15	842,000	99.94	841	841
JPMorgan Chase Commercial Mortgage Securities Trust	10/29/15	415,000	99.99	415	415
Kraft Heinz Foods Co.	10/07/15	1,090,000	106.97	1,166	1,172
RBS Commercial Funding, Inc. Trust	10/27/15	235,000	105.99	249	248
Vericrest Opportunity Loan Trust	09/10/15	98,575	99.92	98	99
Volkswagen Group of America Finance LLC	10/07/15	730,000	94.51	690	697
					18,324
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
United States 2 Year Treasury Note Futures	55	USD	12,026	12/15	(18)
United States 5 Year Treasury Note Futures	127	USD	15,211	12/15	(37)
United States 10 Year Treasury Note Futures	157	USD	20,047	12/15	36
United States Treasury Long Bond Futures	43	USD	6,727	12/15	4
United States Treasury Ultra Bond Futures	27	USD	4,313	12/15	15
Short Positions
United States 5 Year Treasury Note Futures	74	USD	8,863	12/15	17
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					17

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike	Notional	Expiration	Fair Value
	Call/Put	Contracts	Price	Amount	Date	$
Swaptions
(Fund Receives/Fund Pays)
USD 5.000%/USD Three Month LIBOR	Put	1	0.00	30,725	01/14/19	(47)
Total Liability for Options Written (premiums received $159)						(47)

Transactions in options written contracts for the period ended October 31, 2015 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding October 31, 2014	2	$181
Opened	—	—
Closed	(1)	(22)
Expired	—	—
Outstanding October 31, 2015	1	$159

See accompanying notes which are an integral part of the financial statements.

424 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	176	AUD	251	11/06/15	3
Bank of America	USD	1,496	AUD	2,099	11/12/15	—
Bank of America	USD	220	NOK	1,873	11/06/15	1
Bank of America	USD	6,001	NOK	51,023	11/06/15	4
Bank of America	USD	164	NZD	256	11/06/15	10
Bank of America	CHF	125	USD	128	11/06/15	2
Bank of America	CHF	5,911	USD	6,075	11/06/15	95
Bank of America	CHF	7,600	USD	7,811	11/06/15	122
Bank of America	EUR	1,005	USD	1,113	11/25/15	8
Bank of America	NOK	65,601	USD	7,715	11/06/15	(5)
Bank of America	SEK	126	USD	15	11/06/15	—
Bank of Montreal	USD	7,936	JPY	952,959	11/06/15	(39)
Barclays	AUD	2,092	JPY	180,773	11/12/15	7
Barclays	JPY	179,966	NOK	12,655	11/12/15	(2)
BNP Paribas	USD	3,524	EUR	3,155	11/06/15	(54)
BNP Paribas	USD	7,888	EUR	7,040	11/06/15	(147)
BNP Paribas	USD	73	GBP	48	11/06/15	1
BNP Paribas	USD	3,463	GBP	2,282	11/06/15	55
BNP Paribas	USD	8,016	NZD	12,561	11/06/15	490
BNP Paribas	AUD	143	USD	100	11/06/15	(2)
BNP Paribas	CAD	4,729	USD	3,526	11/06/15	(90)
BNP Paribas	NZD	147	USD	94	11/06/15	(6)
Citigroup	USD	2,994	AUD	4,198	11/12/15	(2)
Citigroup	USD	1,496	EUR	1,338	11/12/15	(25)
Citigroup	USD	2,600	EUR	2,380	11/12/15	18
Citigroup	AUD	8,570	USD	6,083	11/12/15	(25)
Citigroup	EUR	2,744	USD	2,998	11/12/15	(19)
Commonwealth Bank of Australia	USD	6,023	AUD	8,596	11/06/15	106
Commonwealth Bank of Australia	USD	67	EUR	60	11/06/15	(1)
Commonwealth Bank of Australia	USD	9	JPY	1,086	11/06/15	—
Commonwealth Bank of Australia	USD	6,042	NZD	9,514	11/06/15	400
Commonwealth Bank of Australia	AUD	4,912	USD	3,442	11/06/15	(61)
Commonwealth Bank of Australia	CHF	160	USD	164	11/06/15	2
Commonwealth Bank of Australia	GBP	5,243	USD	7,942	11/06/15	(141)
Commonwealth Bank of Australia	JPY	742,036	USD	6,198	11/06/15	48
Commonwealth Bank of Australia	NOK	2,408	USD	282	11/06/15	(1)
Commonwealth Bank of Australia	NZD	5,436	USD	3,452	11/06/15	(228)
Goldman Sachs	AUD	4,183	USD	3,016	11/12/15	35
Goldman Sachs	CHF	909	USD	927	11/12/15	8
Goldman Sachs	JPY	359,022	USD	3,039	11/12/15	64
JPMorgan Chase	USD	4,498	JPY	541,289	11/12/15	(12)
JPMorgan Chase	CHF	2,964	USD	3,039	11/12/15	39
JPMorgan Chase	CHF	3,468	USD	3,540	11/12/15	30
JPMorgan Chase	NOK	25,628	USD	3,074	11/12/15	59
Royal Bank of Canada	USD	36	AUD	50	11/06/15	—
Royal Bank of Canada	USD	22	CAD	29	11/06/15	—
Royal Bank of Canada	USD	8,083	CAD	10,575	11/06/15	4
Royal Bank of Canada	USD	83	EUR	75	11/06/15	—
Royal Bank of Canada	USD	187	EUR	169	11/06/15	(1)
Royal Bank of Canada	USD	8,097	GBP	5,243	11/06/15	(15)
Royal Bank of Canada	USD	129	JPY	15,548	11/06/15	—
Royal Bank of Canada	USD	3,571	JPY	430,930	11/06/15	—
Royal Bank of Canada	USD	6,149	JPY	742,036	11/06/15	—
Royal Bank of Canada	USD	2	NOK	19	11/06/15	—
Royal Bank of Canada	USD	178	NZD	263	11/06/15	—
Royal Bank of Canada	USD	3,546	SEK	30,105	11/06/15	(22)
Royal Bank of Canada	AUD	88	USD	63	11/06/15	—
Royal Bank of Canada	AUD	11,262	USD	8,033	11/06/15	3
Royal Bank of Canada	CHF	127	USD	129	11/06/15	—
Royal Bank of Canada	CHF	163	USD	166	11/06/15	—
Royal Bank of Canada	EUR	5,653	USD	6,245	11/06/15	29
Royal Bank of Canada	GBP	2,330	USD	3,599	11/06/15	7
Royal Bank of Canada	NOK	14	USD	2	11/06/15	—

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 425

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Royal Bank of Canada	NZD	460	USD	311	11/06/15	—
Royal Bank of Canada	NZD	12,561	USD	8,497	11/06/15	(7)
Royal Bank of Canada	SEK	341	USD	40	11/06/15	—
Standard Chartered	EUR	3,991	CHF	4,358	11/12/15	20
Standard Chartered	JPY	183,435	NOK	12,973	11/12/15	6
Standard Chartered	NZD	4,670	AUD	4,322	11/12/15	(79)
State Street	GBP	2,976	USD	4,514	11/12/15	(74)
State Street	SEK	52,218	USD	6,212	11/06/15	100
UBS	USD	4,500	JPY	541,289	11/12/15	(14)
UBS	USD	3,056	NZD	4,722	11/12/15	139
UBS	CAD	4,031	USD	3,077	11/12/15	(6)
UBS	EUR	4,041	GBP	2,973	11/12/15	138
UBS	EUR	1,088	USD	1,222	11/12/15	25
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						1,000

Total Return Swap Contracts (*)
Amounts in thousands
Fund Receives/(Pays)		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Long Reference Entity
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	13,161	11/30/15	(4)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	15,186	11/30/15	(4)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	10,114	12/31/15	(3)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	10,114	12/31/15	(3)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	10,002	04/29/16	(4)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	18,981	04/29/16	(7)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	10,002	09/30/16	—
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	13,002	09/30/16	(1)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)					(26)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fees were all based on the 1 Month LIBOR rate plus fee ranging from 0.08% to 0.19%.

Interest Rate Swap Contracts

Amounts in thousands
					Termination	Fair Value
Counterparty	Notional Amount		Fund Receives	Fund Pays	Date	$
Barclays	USD	695	Three Month LIBOR	2.481%	11/15/27	(59)
Barclays	USD	695	Three Month LIBOR	2.417%	11/15/27	(51)
Citigroup	USD	1,390	Three Month LIBOR	2.714%	08/15/42	(63)
Citigroup	USD	1,060	Three Month LIBOR	3.676%	11/15/43	(274)
Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $— (å)						(447)

See accompanying notes which are an integral part of the financial statements.

426 Russell Investment Grade Bond Fund

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Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2015

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$100,628	$—	$100,628	8.0
Corporate Bonds and Notes	—	294,487	—	294,487	23.4
International Debt	—	62,019	1,273	63,292	5.0
Mortgage-Backed Securities	—	391,586	3,846	395,432	31.4
Municipal Bonds	—	9,045	—	9,045	0.7
United States Government Agencies	—	14,196	—	14,196	1.1
United States Government Treasuries	—	270,331	—	270,331	21.4
Preferred Stocks	2,181	—	—	2,181	0.2
Options Purchased	—	41	—	41	—*
Short-Term Investments	—	252,293	—	252,293	20.0
Total Investments	2,181	1,394,626	5,119	1,401,926	111.2
Other Assets and Liabilities, Net					(11.2)
					100.0
Other Financial Instruments
Futures Contracts	17	—	—	17	—*
Options Written	—	(47)	—	(47)	(—)*
Foreign Currency Exchange Contracts	—	1,000	—	1,000	0.1
Interest Rate Swap Contracts	—	(447)	—	(447)	(—)*
Total Return Swap Contracts	—	(26)	—	(26)	(—)*
Total Other Financial Instruments**	$17	$480	$—	$497

*      Less than .05% of net assets.
**    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining fair value for the period ended October 31,
2015 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 427

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Russell Investment Grade Bond Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

	Foreign
	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$—	$41
Unrealized appreciation on foreign currency exchange contracts	2,078	—
Variation margin on futures contracts**	—	72
Total	$2,078	$113

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$—	$55
Unrealized depreciation on foreign currency exchange contracts	1,078	—
Options written, at fair value	—	47
Total return swap contracts, at fair value	—	26
Interest rate swap contracts, at fair value	—	447
Total	$1,078	$575

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$—	$—	$(342)
Futures contracts	—	—	3,313
Options written	—	—	21
Total return swap contracts	—	—	1,251
Interest rate swap contracts	—	—	(183)
Credit default swap contracts	126	—	—
Foreign currency-related transactions****	—	2,532	—
Total	$126	$2,532	$4,060

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$—	$—	$191
Futures contracts	—	—	(756)
Options written	—	—	12
Total return swap contracts	—	—	(7)
Interest rate swap contracts	—	—	(334)
Foreign currency-related transactions******	—	1,512	—
Total	$—	$1,512	$(894)

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
****** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

428 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$41	$ — $	41
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	2,078	—	2,078
Futures Contracts	Variation margin on futures contracts	67	—	67
Total Financial and Derivative Assets		2,186	—	2,186
Financial and Derivative Assets not subject to a netting agreement		(67)	—	(67)
Total Financial and Derivative Assets subject to a netting agreement		$2,119	$ — $	2,119

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$245	$5	$—	$ 240
Barclays	48	48	—	—
BNP Paribas	545	298	—	247
Citigroup	18	18	—	—
Commonwealth Bank of Australia	555	432	—	123
Goldman Sachs	107	—	—	107
JPMorgan Chase	128	12	—	116
Royal Bank of Canada	43	43	—	—
Standard Chartered	27	27	—	—
State Street	100	—	—	100
UBS	303	19	—	284
Total	$2,119	$902	$—	$ 1,217

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 429

Russell Investment Company
Russell Investment Grade Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$5	$—	$5
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	1,078	—	1,078
Options Written Contracts	Options written, at fair value	47	—	47
Total Return Swap Contracts	Total return swap contracts, at fair value	26	—	26
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	447	—	447
Total Financial and Derivative Liabilities		1,603	—	1,603
Financial and Derivative Liabilities not subject to a netting agreement		(279)	—	(279)
Total Financial and Derivative Liabilities subject to a netting agreement		$1,324	$—	$1,324

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$5	$5	$—	$ —
Bank of Montreal	39	—	—	39
Barclays	186	48	—	138
BNP Paribas	298	298	—	—
Citigroup	133	18	—	115
Commonwealth Bank of Australia	432	432	—	—
JPMorgan Chase	12	12	—	—
Royal Bank of Canada	46	43	—	3
Standard Chartered	80	27	—	53
State Street	74	—	—	74
UBS	19	19	—	—
Total	$1,324	$902	$—	$ 422

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

430 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$1,399,988
Investments, at fair value(>)	1,401,926
Cash	356
Cash (restricted)(a)(b)	1,377
Foreign currency holdings(^)	1
Unrealized appreciation on foreign currency exchange contracts	2,078
Receivables:
Dividends and interest	5,942
Dividends from affiliated Russell funds	20
Investments sold	90,430
Fund shares sold	882
Investments matured(†)	493
Variation margin on futures contracts	67
Total assets	1,503,572

Liabilities
Payables:
Investments purchased	239,508
Fund shares redeemed	1,030
Accrued fees to affiliates	513
Other accrued expenses	196
Variation margin on futures contracts	5
Unrealized depreciation on foreign currency exchange contracts	1,078
Options written, at fair value(x)	47
Total return swap contracts, at fair value(8)	26
Interest rate swap contracts, at fair value	447
Total liabilities	242,850

Net Assets	$1,260,722

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 431

Russell Investment Company
Russell Investment Grade Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$4,927
Accumulated net realized gain (loss)	23,427
Unrealized appreciation (depreciation) on:
Investments	1,938
Futures contracts	17
Options written	112
Total return swap contracts	(26)
Interest rate swap contracts	(447)
Investments matured	(1,280)
Foreign currency-related transactions	1,000
Shares of beneficial interest	568
Additional paid-in capital	1,230,486
Net Assets	$1,260,722

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$22.21
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$23.08
Class A — Net assets	$9,210,466
Class A — Shares outstanding ($.01 par value)	414,629
Net asset value per share: Class C(#)	$22.03
Class C — Net assets	$17,869,242
Class C — Shares outstanding ($.01 par value)	811,091
Net asset value per share: Class E(#)	$22.20
Class E — Net assets	$24,429,956
Class E — Shares outstanding ($.01 par value)	1,100,575
Net asset value per share: Class I(#)	$22.21
Class I — Net assets	$279,817,887
Class I — Shares outstanding ($.01 par value)	12,600,928
Net asset value per share: Class S(#)	$22.19
Class S — Net assets	$718,080,769
Class S — Shares outstanding ($.01 par value)	32,367,213
Net asset value per share: Class Y(#)	$22.22
Class Y — Net assets	$211,313,918
Class Y — Shares outstanding ($.01 par value)	9,508,116
Amounts in thousands
(^) Foreign currency holdings - cost	$1
(x) Premiums received on options written	$159
(<) Investments matured - cost	$1,773
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$186,707
(8) Total return swap contracts – premiums paid (received)	$—
(•) Interest rate swap contracts – premiums paid (received)	$—
(a) Cash Collateral for Futures	$1,026
(b) Cash Collateral for Swaps	$351
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

432 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$215
Dividends from affiliated Russell funds	228
Interest	28,492
Total investment income	28,935

Expenses
Advisory fees	3,553
Administrative fees	677
Custodian fees	341
Distribution fees - Class A	22
Distribution fees - Class C	146
Transfer agent fees - Class A	17
Transfer agent fees - Class C	39
Transfer agent fees - Class E	60
Transfer agent fees - Class I	347
Transfer agent fees - Class S	1,571
Transfer agent fees - Class Y	13
Professional fees	123
Registration fees	124
Shareholder servicing fees - Class C	49
Shareholder servicing fees - Class E	75
Trustees’ fees	35
Printing fees	88
Miscellaneous	64
Total expenses	7,344
Net investment income (loss)	21,591

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	20,327
Futures contracts	3,313
Options written	21
Total return swap contracts	1,251
Interest rate swap contracts	(183)
Credit default swap contracts	126
Foreign currency-related transactions	2,234
Net realized gain (loss)	27,089
Net change in unrealized appreciation (depreciation) on:
Investments	(16,783)
Futures contracts	(756)
Options written	12
Total return swap contracts	(7)
Interest rate swap contracts	(334)
Investment matured	(743)
Foreign currency-related transactions	1,512
Net change in unrealized appreciation (depreciation)	(17,099)
Net realized and unrealized gain (loss)	9,990
Net Increase (Decrease) in Net Assets from Operations	$31,581

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 433

Russell Investment Company
Russell Investment Grade Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,591	$26,203
Net realized gain (loss)	27,089	34,791
Net change in unrealized appreciation (depreciation)	(17,099)	3,018
Net increase (decrease) in net assets from operations	31,581	64,012

Distributions
From net investment income
Class A	(91)	(89)
Class C	(84)	(80)
Class E	(306)	(387)
Class I	(3,949)	(4,542)
Class S	(10,020)	(11,025)
Class Y	(4,203)	(6,490)
From net realized gain
Class A	(149)	—
Class C	(392)	—
Class E	(648)	—
Class I	(5,533)	—
Class S	(15,849)	—
Class Y	(6,747)	—
Net decrease in net assets from distributions	(47,971)	(22,613)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(296,345)	(310,764)
Total Net Increase (Decrease) in Net Assets	(312,735)	(269,365)

Net Assets
Beginning of period	1,573,457	1,842,822
End of period	$1,260,722	$1,573,457
Undistributed (overdistributed) net investment income included in net assets	$4,927	$921

See accompanying notes which are an integral part of the financial statements.

434 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	115	$2,576	70	$1,552
Proceeds from reinvestment of distributions	11	233	4	86
Payments for shares redeemed	(69)	(1,531)	(178)	(3,900)
Net increase (decrease)	57	1,278	(104)	(2,262)
Class C
Proceeds from shares sold	86	1,902	73	1,598
Proceeds from reinvestment of distributions	21	472	3	80
Payments for shares redeemed	(235)	(5,216)	(298)	(6,543)
Net increase (decrease)	(128)	(2,842)	(222)	(4,865)
Class E
Proceeds from shares sold	126	2,816	241	5,319
Proceeds from reinvestment of distributions	40	877	16	355
Payments for shares redeemed	(596)	(13,251)	(628)	(13,792)
Net increase (decrease)	(430)	(9,558)	(371)	(8,118)
Class I
Proceeds from shares sold	2,254	50,450	2,448	53,989
Proceeds from reinvestment of distributions	418	9,276	202	4,451
Payments for shares redeemed	(3,328)	(74,386)	(4,914)	(108,541)
Net increase (decrease)	(656)	(14,660)	(2,264)	(50,101)
Class S
Proceeds from shares sold	6,501	144,894	13,652	299,938
Proceeds from reinvestment of distributions	1,159	25,712	495	10,919
Payments for shares redeemed	(13,033)	(290,280)	(13,765)	(303,095)
Net increase (decrease)	(5,373)	(119,674)	382	7,762
Class Y
Proceeds from shares sold	1,019	22,828	2,228	49,137
Proceeds from reinvestment of distributions	493	10,950	294	6,490
Payments for shares redeemed	(8,230)	(184,667)	(14,064)	(308,807)
Net increase (decrease)	(6,718)	(150,889)	(11,542)	(253,180)
Total increase (decrease)	(13,248)	$(296,345)	(14,121)	$(310,764)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 435

Russell Investment Company
Russell Investment Grade Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	22.48	.28	.10	.38	(.23)	(.42)
October 31, 2014	21.91	.28	.53	.81	(.24)	—
October 31, 2013	23.15	.25	(.58)	(.33)	(.21)	(.70)
October 31, 2012	22.31	.36	1.10	1.46	(.38)	(.24)
October 31, 2011	22.85	.47	.21	.68	(.53)	(.69)

Class C
October 31, 2015	22.33	.11	.11	.22	(.10)	(.42)
October 31, 2014	21.77	.12	.52	.64	(.08)	—
October 31, 2013	23.03	.09	(.59)	(.50)	(.06)	(.70)
October 31, 2012	22.20	.21	1.08	1.29	(.22)	(.24)
October 31, 2011	22.74	.32	.19	.51	(.36)	(.69)

Class E
October 31, 2015	22.46	.27	.12	.39	(.23)	(.42)
October 31, 2014	21.89	.28	.53	.81	(.24)	—
October 31, 2013	23.13	.25	(.58)	(.33)	(.21)	(.70)
October 31, 2012	22.28	.39	1.09	1.48	(.39)	(.24)
October 31, 2011	22.82	.51	.18	.69	(.54)	(.69)

Class I
October 31, 2015	22.47	.35	.12	.47	(.31)	(.42)
October 31, 2014	21.90	.36	.52	.88	(.31)	—
October 31, 2013	23.14	.33	(.59)	(.26)	(.28)	(.70)
October 31, 2012	22.29	.45	1.09	1.54	(.45)	(.24)
October 31, 2011	22.83	.56	.19	.75	(.60)	(.69)

Class S
October 31, 2015	22.45	.33	.12	.45	(.29)	(.42)
October 31, 2014	21.88	.34	.52	.86	(.29)	—
October 31, 2013	23.12	.31	(.58)	(.27)	(.27)	(.70)
October 31, 2012	22.27	.43	1.09	1.52	(.43)	(.24)
October 31, 2011	22.81	.54	.19	.73	(.58)	(.69)

Class Y
October 31, 2015	22.49	.37	.11	.48	(.33)	(.42)
October 31, 2014	21.91	.38	.54	.92	(.34)	—
October 31, 2013	23.15	.35	(.58)	(.23)	(.31)	(.70)
October 31, 2012	22.30	.48	1.08	1.56	(.47)	(.24)
October 31, 2011	22.84	.59	.18	.77	(.62)	(.69)

See accompanying notes which are an integral part of the financial statements.

436 Russell Investment Grade Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(.65)	22.21	1.73	9,210.80		.80	1.25	187
(.24)	22.48	3.70	8,036.81		.81	1.27	178
(.91)	21.91	(1.48)	10,114.79		.79	1.15	136
(.62)	23.15	6.68	11,983.79		.79	1.59	159
(1.22)	22.31	3.27	3,966.80		.80	2.14	187

(.52)	22.03	.99	17,869	1.55	1.55	.49	187
(.08)	22.33	2.94	20,978	1.56	1.56	.54	178
(.76)	21.77	(2.23)	25,285	1.54	1.54	.39	136
(.46)	23.03	5.92	36,340	1.54	1.54	.92	159
(1.05)	22.20	2.42	32,369	1.55	1.55	1.48	187

(.65)	22.20	1.77	24,430.80		.80	1.23	187
(.24)	22.46	3.71	34,378.81		.81	1.28	178
(.91)	21.89	(1.46)	41,621.79		.78	1.15	136
(.63)	23.13	6.76	43,762.79		.74	1.74	159
(1.23)	22.28	3.31	45,365.80		.72	2.32	187

(.73)	22.21	2.11	279,818.47		.47	1.57	187
(.31)	22.47	4.05	297,900.48		.48	1.62	178
(.98)	21.90	(1.15)	339,903.46		.46	1.47	136
(.69)	23.14	7.05	410,807.46		.46	2.01	159
(1.29)	22.29	3.57	380,063.47		.47	2.57	187

(.71)	22.19	2.03	718,081.55		.55	1.49	187
(.29)	22.45	3.97	847,289.56		.56	1.54	178
(.97)	21.88	(1.23)	817,400.54		.54	1.38	136
(.67)	23.12	6.93	805,089.54		.54	1.92	159
(1.27)	22.27	3.50	657,013.55		.55	2.44	187

(.75)	22.22	2.18	211,314.35		.35	1.67	187
(.34)	22.49	4.21	364,876.36		.36	1.71	178
(1.01)	21.91	(.99)	608,499.34		.34	1.59	136
(.71)	23.15	7.15	609,301.36		.36	2.11	159
(1.31)	22.30	3.67	600,991.37		.37	2.66	187

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 437

Russell Investment Company
Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Short Duration Bond Fund - Class A‡			Russell Short Duration Bond Fund - Class S
	Total			Total
	Return			Return
1 Year	(3.32)%		1 Year	0.67%
5 Years	0.51	%§	5 Years	1.52	%§
10 Years	2.51	%§	10 Years	3.17	%§

Russell Short Duration Bond Fund - Class C			Russell Short Duration Bond Fund - Class Y‡‡
	Total			Total
	Return			Return
1 Year	(0.29)%		1 Year	0.80%
5 Years	0.52	%§	5 Years	1.62	%§
10 Years	2.14	%§	10 Years	3.24	%§

Russell Short Duration Bond Fund - Class E			BofA Merrill Lynch 1-3 Yr U.S. Treasuries Index**
	Total			Total
	Return			Return
1 Year	0.47%		1 Year	0.78%
5 Years	1.28	%§	5 Years	0.69	%§
10 Years	2.91	%§	10 Years	2.53	%§

438 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell Short Duration Bond Fund (the “Fund”) employs	down their debt burden. This may also be generalized as a “risk
a multi-manager approach whereby portions of the Fund are	on” market where investors are generally bullish about the
allocated to different money manager strategies. Fund assets not	economy. However, the Fund may also perform well versus U.S.
allocated to money managers are managed by Russell Investment	treasuries in a “risk off” flight-to-quality environment given that
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	a majority of the Fund’s holdings consist of high-grade, short-
may change the allocation of the Fund’s assets among money	duration securities, which are securities that investors may find
managers at any time. An exemptive order from the Securities	as a reasonable alternative to U.S. treasuries. Environments
and Exchange Commission (“SEC”) permits RIMCo to engage	that feature sharp rises in interest rates or mass sell-offs in fixed
or terminate a money manager at any time, subject to approval	income risk assets (e.g., the recent global financial crisis) will
by the Fund’s Board, without a shareholder vote. Pursuant to the	tend to be unfavorable for Fund performance.
terms of the exemptive order, the Fund is required to notify its	Market conditions during the fiscal year ended October 31, 2015
shareholders within 90 days of when a money manager begins	provided a mixed environment for the Fund. Among non-Treasury
providing services. As of October 31, 2015, the Fund had three	allocations, the Fund’s allocation to U.S. securitized asset
money managers.	classes, such as agency residential and commercial mortgages,
What is the Fund’s investment objective?	were beneficial to performance given improving housing market
The Fund seeks to provide current income and preservation of	conditions. However, the Fund’s exposure to U.S. corporate bonds
capital with a focus on short duration securities.	were challenged by deteriorating fundamentals (with respect to investment grade) and weaker commodity prices (with respect
How did the Fund perform relative to its benchmark for the	to high yield). Weaker commodity prices, in addition to slowing
fiscal year ended October 31, 2015?	global growth, further challenged the Fund’s currency selections
For the fiscal year ended October 31, 2015, the Fund’s Class	and emerging market exposures, which were the largest detractors
A, Class E, Class S and Class Y Shares gained 0.42%, 0.47%,	during the fiscal year. A favorable bank loan environment
0.67%, and 0.80%, respectively, and the Fund’s Class C shares	benefited the Fund’s allocation to bank loans, which slightly offset
lost 0.29%. This is compared to the Fund’s benchmark, the BofA	losses.
Merrill Lynch 1-3 Year U.S. Treasuries Index, which gained
0.78% during the same period. The Fund’s performance includes	How did the investment strategies and techniques employed
operating expenses, whereas index returns are unmanaged and do	by the Fund and its money managers affect its benchmark-
not include expenses of any kind.	relative performance?
The Fund underperformed its benchmark for the fiscal year.
For the fiscal year ended October 31, 2015, the Morningstar®	Emerging market exposures were most challenging to performance
Short-Term Bond, a group of funds that Morningstar considers to	throughout the fiscal year, followed by adverse currency selections
have investment strategies similar to those of the Fund, gained	mid-period. The Fund’s out-of-benchmark allocation to bank
0.46%. This return serves as a peer comparison and is expressed	loans and security selection within agency mortgages were the
net of operating expenses.	most positive contributors to the Fund’s benchmark-relative
How did the market conditions described in the Market	performance and helped to offset the detractors. To smaller
Summary report affect the Fund’s performance?	extents, security selection within commercial mortgages and
The fiscal year ended October 31, 2015 saw slowing global growth	asset-backed securities also contributed positively.
and commodity price weakness. Overall, this was modestly	The Fund employs discretionary money managers. The Fund’s
positive for fixed income assets, as yields fell, particularly among	discretionary money managers select the individual portfolio
sovereign bonds. On the other hand, credit sectors, primarily	securities for the assets assigned to them. Fund assets not
within the U.S., were challenged in this environment. Corporate	allocated to discretionary money managers include the Fund’s
bonds saw the largest draw downs as sharply reduced commodity	liquidity reserves and assets which may be managed directly
prices (oil in particular), weakening earnings growth and elevated	by RIMCo to effect the Fund’s investment strategies and/or to
new issuance weighed on returns. In this environment, the Fund’s	actively manage the Fund’s overall exposures by investing in
strategic overweight to credit detracted.	securities or other instruments that RIMCo believes will achieve
The Fund will tend to perform well in markets where non-treasury	the desired risk/return profile for the Fund.
sectors lead. These are generally environments where the economy	Logan Circle Partners, L.P. was the worst performing manager
is stable and a higher coupon can be collected, or environments	for the period though outperformed the Fund’s benchmark. Ex-
where corporate profits are increasing, enabling issuers to pay	benchmark exposures were most beneficial to performance,

Russell Short Duration Bond Fund 439

Russell Investment Company
Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

specifically securitized bonds among commercials and agency	typically holds ten to twenty optimally chosen index constituents,
residential mortgages, and asset-backed securities. Emerging	and had a slightly positive impact on benchmark-relative
market exposures were the greatest detractor to performance	performance.
for the one-year period largely due to challenges within local
emerging markets.	Describe any changes to the Fund’s structure or the money
manager line-up.
THL Credit Advisors LLC, the Fund’s bank loan specialist, was	There were no changes to the Fund’s structure or money manager
the best performing manager for the period and outperformed the	line-up during the fiscal year.
Fund’s benchmark as a result of positive security selection amid
a favorable market environment for bank loans.	Money Managers as of October 31,
During the period, RIMCo utilized futures contracts to seek to	2015	Styles
achieve the Fund benchmark’s duration exposures with respect to	Logan Circle Partners, L.P.	Fully Discretionary
the portion of the Fund allocated to cash reserves. The exposure,	Scout Investments, Inc.	Fully Discretionary
	THL Credit Advisors LLC	Sector Specialist
which consisted of a curve-flattening strategy between 2-year and	The views expressed in this report reflect those of the portfolio
5-year U.S. Treasury yields, contributed positively to benchmark-
relative performance. RIMCo also implemented tactical ‘tilts’	managers only through the end of the period covered by
based on its judgments regarding shorter-term opportunities to	the report. These views do not necessarily represent the
seek to generate returns and/or mitigate risk during the period by	views of RIMCo, or any other person in RIMCo or any other
investing in derivative instruments such as U.S. Treasury futures	affiliated organization. These views are subject to change
and currency forward contracts. These tilts had a neutral impact	at any time based upon market conditions or other events,
on performance during the period due to RIMCo’s U.S. Treasury	and RIMCo disclaims any responsibility to update the views
futures selections.	contained herein. These views should not be relied on as
investment advice and, because investment decisions for
RIMCo also managed a strategy designed to replicate the	a Russell Investment Company (“RIC”) Fund are based on
performance of the Fund’s benchmark in order to provide the	numerous factors, should not be relied on as an indication
Fund additional diversification and help balance the credit risk	of investment decisions of any RIC Fund.
associated with THL’s bank loan investments. This strategy

* Assumes initial investment on November 1, 2005.

** BofA Merrill Lynch 1-3 Yr U.S. Treasuries Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term of maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

‡ The Fund first issued Class A Shares on March 1, 2007.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class Y Shares on September 29, 2008.  The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S
Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

440 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$999.40	$1,021.12
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$4.08	$4.13

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.81%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$995.50	$1,017.34
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$7.85	$7.93
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.56%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$999.40	$1,021.12
	Expenses Paid During Period*	$4.08	$4.13

* Expenses are equal to the Fund's annualized expense ratio of 0.81%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Short Duration Bond Fund 441

Russell Investment Company
Russell Short Duration Bond Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$1,000.10	$1,022.38
Expenses Paid During Period*	$2.82	$2.85

* Expenses are equal to the Fund's annualized expense ratio of 0.56%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$1,001.10	$1,022.79
Expenses Paid During Period*	$2.42	$2.45

* Expenses are equal to the Fund's annualized expense ratio of 0.48%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

442 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Long-Term Investments - 94.3%			Series 2013-1 Class B1
Asset-Backed Securities - 10.4%			1.169% due 11/25/33 (Ê)(Þ)	2,683	2,494
Ally Auto Receivables Trust			Equity One Mortgage Pass-Through Trust
			Series 2003-4 Class M1
Series 2014-2 Class A2			5.243% due 10/25/34	233	225
0.680% due 07/17/17	1,280	1,280
Ally Master Owner Trust			Exeter Automobile Receivables Trust
			Series 2013-1A Class A
Series 2013-1 Class A2			1.290% due 10/16/17 (Þ)	1	1
1.000% due 02/15/18	615	615
AmeriCredit Automobile Receivables			Series 2014-1A Class A
Trust			1.290% due 05/15/18 (Þ)	564	563
Series 2013-1 Class B			Series 2014-3A Class A
1.070% due 03/08/18	2,920	2,919	1.320% due 01/15/19 (Þ)	2,120	2,113
Series 2013-2 Class B			Federal Home Loan Mortgage Corp.
1.190% due 05/08/18	2,325	2,322	Structured Pass Through Securities
			Series 2000-30 Class A5
Series 2015-1 Class A2A			7.602% due 12/25/30	2,028	2,126
0.770% due 04/09/18	874	873
Series 2015-2 Class A2A			Ford Credit Auto Owner Trust
0.830% due 09/10/18	3,126	3,125	Series 2012-B Class A4
			1.000% due 09/15/17	385	386
ARI Fleet Lease Trust
Series 2013-A Class A3			Series 2015-A Class A3
0.920% due 07/15/21 (Þ)	2,088	2,087	1.280% due 09/15/19	1,135	1,136
Bank of The West Auto Trust			GM Financial Automobile Leasing Trust
			Series 2015-3 Class A3
Series 2014-1 Class A3			1.690% due 03/20/19	1,950	1,946
1.090% due 03/15/19 (Þ)	2,175	2,172
Series 2015-1 Class A3			Hertz Fleet Lease Funding, LP
1.310% due 10/15/19 (Þ)	2,545	2,539	Series 2013-3 Class C
			1.616% due 12/10/27 (Ê)(Þ)	2,240	2,240
Capital Auto Receivables Asset Trust
Series 2013-1 Class B			Series 2014-1 Class C
1.290% due 04/20/18	1,665	1,663	1.316% due 04/10/28 (Ê)(Þ)	1,475	1,471
Series 2014-1 Class A2			Honda Auto Receivables Owner Trust
0.960% due 04/20/17	974	974	Series 2012-4 Class A4
			0.660% due 12/18/18	1,500	1,500
CarFinance Capital Auto Trust
Series 2013-2A Class A			Series 2014-4 Class A3
1.750% due 11/15/17 (Þ)	206	206	0.990% due 09/17/18	2,950	2,947
Series 2014-1A Class A			Huntington Auto Trust
1.460% due 12/17/18 (Þ)	609	610	Series 2015-1 Class A3
			1.240% due 09/16/19	1,920	1,915
CCG Receivables Trust
Series 2013-1 Class A2			Hyundai Auto Receivables Trust
1.050% due 08/14/20 (Þ)	169	169	Series 2015-A Class A2
			0.680% due 10/16/17	896	896
Series 2014-1 Class A2
1.060% due 11/15/21 (Þ)	816	814	IndyMac Home Equity Loan Trust
			Series 2004-2 Class A
Chase Education Loan Trust			0.290% due 09/28/36 (Ê)	228	226
Series 2007-A Class B
0.475% due 06/28/40 (Ê)	2,610	2,105	JCP&L Transition Funding LLC
			Series 2002-A Class A4
Chesapeake Funding LLC			6.160% due 06/05/19	89	93
Series 2012-1A Class A
0.944% due 11/07/23 (Ê)(Þ)	61	61	John Deere Owner Trust
			Series 2015-B Class A3
Series 2012-2A Class A			1.440% due 10/15/19	1,440	1,441
0.649% due 05/07/24 (Ê)(Þ)	2,129	2,128	MSCC Heloc Trust
Series 2012-2A Class C			Series 2007-1 Class A
1.749% due 05/07/24 (Ê)(Þ)	2,695	2,695	0.270% due 12/25/31 (Ê)	728	701
Countrywide Asset-Backed Certificates			Nissan Auto Receivables Owner Trust
Series 2006-S10 Class A2			Series 2014-A Class A3
0.407% due 10/25/36 (Ê)	618	612	0.720% due 08/15/18	1,995	1,994
Series 2007-4 Class A2			Prestige Auto Receivables Trust
5.530% due 04/25/47	165	178	Series 2014-1A Class A3
CPS Auto Receivables Trust			1.520% due 04/15/20 (Þ)	1,300	1,299
Series 2014-D Class A			Renaissance Home Equity Loan Trust
1.490% due 04/15/19 (Þ)	2,331	2,321	Series 2005-4 Class A3
Drive Auto Receivables Trust			5.565% due 02/25/36	66	66
Series 2015-DA Class A2B			Santander Drive Auto Receivables Trust
1.066% due 06/15/18 (Ê)(Þ)	1,500	1,500	Series 2012-5 Class C
Education Loan Asset-Backed Trust I			2.700% due 08/15/18	4,484	4,515

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 443

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2013-1 Class B			American Honda Finance Corp.
1.160% due 01/15/19	1,198	1,198	1.500% due 09/11/17 (Þ)	1,400	1,405
Series 2013-2 Class B			1.500% due 03/13/18	725	724
1.330% due 03/15/18	3,062	3,064	American International Group, Inc.
Series 2014-1 Class A3			5.850% due 01/16/18	2,830	3,085
0.870% due 01/16/18	1,404	1,404	American Tower Trust I
Series 2014-4 Class B			Series 2013-13 Class 1A
1.820% due 05/15/19	1,020	1,023	1.551% due 03/15/18 (Þ)	1,165	1,152
Series 2015-4 Class A3			Anheuser-Busch InBev Worldwide, Inc.
1.580% due 09/16/19	710	708	1.375% due 07/15/17	1,487	1,482
SLM Private Education Loan Trust			7.750% due 01/15/19	735	858
Series 2010-A Class 2A			AT&T, Inc.
3.436% due 05/16/44 (Ê)(Þ)	2,140	2,226	1.700% due 06/01/17	1,485	1,492
Series 2011-A Class A1			5.500% due 02/01/18	3,262	3,530
1.167% due 10/15/24 (Ê)(Þ)	605	605	Bank of America Corp.
Series 2012-B Class A1			1.700% due 08/25/17	2,560	2,568
1.267% due 12/15/21 (Ê)(Þ)	11	11	2.000% due 01/11/18	2,230	2,240
SLM Student Loan Trust			Bank of New York Mellon Corp. (The)
Series 2014-A Class A1			Series G
0.761% due 07/15/22 (Ê)(Þ)	1,614	1,609	2.200% due 05/15/19	575	583
SMART Trust			BB&T Corp.
Series 2012-1USA Class A4A			2.250% due 02/01/19	1,070	1,081
2.010% due 12/14/17 (Þ)	2,757	2,779	Bear Stearns Cos. LLC (The)
SMB Private Education Loan Trust			5.550% due 01/22/17	2,920	3,059
Series 2015-A Class A3			Biogen, Inc.
1.697% due 02/17/32 (Ê)(Þ)	1,995	1,954	2.900% due 09/15/20	1,690	1,705
SoFi Professional Loan Program LLC			Capital One Bank USA NA
Series 2014-B Class A2			Series BKNT
2.550% due 08/27/29 (Þ)	1,516	1,520	1.300% due 06/05/17	950	944
SunTrust Auto Receivables Trust			Capital One Financial Corp.
Series 2015-1A Class A2			2.450% due 04/24/19	1,530	1,531
0.990% due 06/15/18 (Þ)	2,325	2,327	Capital One NA
Tidewater Auto Receivables Trust			Series BKNT
Series 2014-AA Class A3			1.650% due 02/05/18	1,380	1,372
1.400% due 07/15/18 (Þ)	2,282	2,284	Cardinal Health, Inc.
Toyota Auto Receivables Owner Trust			1.950% due 06/15/18	1,465	1,472
Series 2014-B Class A2			Caterpillar Financial Services Corp.
0.400% due 12/15/16	1,014	1,014	Series GMTN
Series 2015-A Class A2			1.700% due 06/16/18	1,300	1,306
0.710% due 07/17/17	800	800	CCO Safari II LLC
Westlake Automobile Receivables Trust			4.464% due 07/23/22 (Þ)	1,080	1,096
Series 2014-1A Class A2			Chevron Corp.
0.700% due 05/15/17 (Þ)	486	486	1.718% due 06/24/18	615	621
		91,274	Citigroup, Inc.
Corporate Bonds and Notes - 19.1%			4.450% due 01/10/17	2,260	2,345
AbbVie, Inc.			1.850% due 11/24/17	2,890	2,899
1.750% due 11/06/17	1,878	1,896	Compass Bank
2.500% due 05/14/20	1,260	1,246	Series BKNT
Aflac, Inc.			6.400% due 10/01/17	1,615	1,728
2.650% due 02/15/17	1,120	1,141	ConocoPhillips Co.
Air Lease Corp.			1.500% due 05/15/18	1,115	1,114
2.125% due 01/15/18	1,095	1,082	Coventry Health Care, Inc.
Albemarle Corp.			5.950% due 03/15/17	775	822
Series 5YR			Crown Castle Towers LLC
3.000% due 12/01/19	845	844	6.113% due 01/15/20 (Þ)	1,410	1,557
Ally Financial, Inc.			CVS Health Corp.
5.500% due 02/15/17	2,595	2,692	2.800% due 07/20/20	1,335	1,358
Amazon.com, Inc.			Daimler Finance NA LLC
2.600% due 12/05/19	2,210	2,263	1.375% due 08/01/17 (Þ)	1,165	1,157
American Express Co.			DCP Midstream Operating, LP
6.150% due 08/28/17	1,200	1,297	2.500% due 12/01/17	2,100	1,957
American Express Credit Corp.			Devon Energy Corp.
1.125% due 06/05/17	2,335	2,327	2.250% due 12/15/18	590	590

See accompanying notes which are an integral part of the financial statements.

444 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Ecolab, Inc.			3.300% due 08/14/20 (Þ)	805	819
4.350% due 12/08/21	2,075	2,242	Mead Johnson Nutrition Co.
EnLink Midstream Partners, LP			3.000% due 11/15/20	1,955	1,963
2.700% due 04/01/19	2,325	2,274	Medtronic, Inc.
ERAC USA Finance LLC			Series WI
2.800% due 11/01/18 (Þ)	2,075	2,115	2.500% due 03/15/20	1,525	1,549
Exelon Corp.			Merck & Co., Inc.
2.850% due 06/15/20	1,120	1,121	3.875% due 01/15/21	835	900
Ford Motor Credit Co. LLC			MetLife, Inc.
8.000% due 12/15/16	1,000	1,070	1.756% due 12/15/17	1,130	1,136
4.250% due 02/03/17	2,460	2,532	Microsoft Corp.
1.724% due 12/06/17	400	397	2.650% due 11/03/22	1,205	1,212
Forest Laboratories LLC			Morgan Stanley
4.875% due 02/15/21 (Þ)	1,095	1,185	2.200% due 12/07/18	2,795	2,816
Freeport-McMoRan, Inc.			2.650% due 01/27/20	790	795
4.000% due 11/14/21	580	487	2.800% due 06/16/20	1,160	1,170
General Electric Co.			MUFG Americas Holdings Corp.
5.250% due 12/06/17	1,385	1,495	2.250% due 02/10/20	1,040	1,032
General Mills, Inc.			Mylan, Inc.
1.400% due 10/20/17	2,670	2,665	2.550% due 03/28/19	985	965
5.650% due 02/15/19	985	1,097	New York Life Global Funding
General Motors Financial Co., Inc.			1.450% due 12/15/17 (Þ)	1,630	1,633
2.400% due 04/10/18	1,280	1,268	PepsiCo, Inc.
Gilead Sciences, Inc.			5.000% due 06/01/18	1,050	1,146
2.550% due 09/01/20	1,665	1,681	Pharmaceutical Product Development
Goldman Sachs Group, Inc. (The)			LLC
2.625% due 01/31/19	875	890	4.250% due 08/18/22 (Ê)	998	982
2.600% due 04/23/20	2,220	2,229	Phillips 66 Partners, LP
Hewlett Packard Enterprise Co.			2.646% due 02/15/20	1,175	1,147
2.450% due 10/05/17 (Å)	2,245	2,251	PNC Bank NA
4.400% due 10/15/22 (Å)	5,005	5,047	Series BKNT
HSBC USA, Inc.			1.850% due 07/20/18	1,360	1,363
2.000% due 08/07/18	955	956	Pricoa Global Funding I
Intel Corp.			1.350% due 08/18/17 (Þ)	3,600	3,601
1.350% due 12/15/17	685	688	Principal Life Global Funding II
International Bank for Reconstruction &			1.500% due 09/11/17 (Þ)	1,175	1,177
Development			Private Export Funding Corp.
Series GDIF			Series FF
0.625% due 05/02/17	1,510	1,502	1.375% due 02/15/17	1,460	1,467
International Business Machines Corp.			PSEG Power LLC
5.700% due 09/14/17	560	607	2.450% due 11/15/18	1,150	1,155
International Lease Finance Corp.			Quebecor World Capital Corp.
3.875% due 04/15/18	800	812	4.875% due 01/02/49 (Þ)(Ø)	205	—
IPALCO Enterprises, Inc.			6.125% due 11/15/49 (Ø)	70	—
5.000% due 05/01/18	300	317	QVC, Inc.
JPMorgan Chase & Co.			3.125% due 04/01/19	2,925	2,904
1.350% due 02/15/17	1,740	1,743	Reynolds American, Inc.
1.625% due 05/15/18	700	698	3.250% due 06/12/20	2,720	2,787
Kellogg Co.			Samsung Electronics America, Inc.
1.875% due 11/17/16	985	993	1.750% due 04/10/17 (Þ)	895	895
Kinder Morgan Energy Partners, LP			SBA Tower Trust
3.500% due 03/01/21	760	720	Series 2014-1A Class C
Kraft Heinz Foods Co.			2.898% due 10/15/19 (Þ)	1,415	1,407
2.800% due 07/02/20 (Þ)	1,610	1,616	Southern Co. (The)
4.875% due 02/15/25 (Å)	1,955	2,102	2.150% due 09/01/19	520	513
Lehman Brothers Holdings Capital Trust			Southern Power Co.
VII			Series 15A
5.857% due 11/29/49 (ƒ)(Ø)	270	—	1.500% due 06/01/18	1,075	1,059
Liberty Property, LP			Sysco Corp.
5.500% due 12/15/16	880	917	2.600% due 10/01/20	1,435	1,450
Marathon Oil Corp.			Thermo Fisher Scientific, Inc.
2.700% due 06/01/20	985	956	1.300% due 02/01/17	1,040	1,039
McGraw Hill Financial, Inc.			Toyota Motor Credit Corp.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 445

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series GMTN			Deutsche Telekom International Finance
0.781% due 07/13/18 (Ê)	3,075	3,076	BV
UnitedHealth Group, Inc.			2.250% due 03/06/17 (Þ)	2,295	2,316
1.900% due 07/16/18	1,155	1,169	Ensco PLC
2.700% due 07/15/20	865	883	4.700% due 03/15/21	585	526
Verizon Communications, Inc.			Expro Financial Services SARL Term
2.086% due 09/14/18 (Ê)	100	103	Loan B
3.650% due 09/14/18	365	385	5.750% due 09/02/21 (Ê)	792	651
			Hutchison Whampoa International 11,
4.500% due 09/15/20	3,715	4,028	Ltd.
Volkswagen Group of America Finance			3.500% due 01/13/17 (Þ)	940	962
LLC
0.773% due 11/20/17 (Å)(Ê)	890	850	ING Bank NV
			3.750% due 03/07/17 (Þ)	2,220	2,288
Wachovia Corp.
5.750% due 06/15/17	1,410	1,509	Intesa Sanpaolo SpA
			2.375% due 01/13/17	2,875	2,890
Williams Partners, LP			Mallinckrodt International Finance SA
4.125% due 11/15/20	1,262	1,260	Covenant-Lite Term Loan B
XTO Energy, Inc.			3.250% due 03/19/21	1,238	1,174
6.250% due 08/01/17	900	981	Mood Media Corp. Term Loan
ZFS Finance USA Trust II			7.000% due 05/01/19 (Ê)	985	958
6.450% due 12/15/65 (Þ)	2,135	2,166	Noble Holding International, Ltd.
ZFS Finance USA Trust V			2.500% due 03/15/17	610	573
6.500% due 05/09/37 (Þ)	1,035	1,058	4.000% due 03/16/18	595	547
		167,844	Rio Tinto Finance USA PLC
International Debt - 5.4%			2.250% due 12/14/18	770	768
AP NMT Acquisition BV 1st Lien Term			Royal Bank of Scotland Group PLC
Loan			1.875% due 03/31/17	3,075	3,064
6.750% due 08/13/21 (Ê)	495	471	4.700% due 07/03/18	1,855	1,927
Arbor Realty Collateralized Loan
Obligation, Ltd.			Shell International Finance BV
			2.125% due 05/11/20	2,050	2,054
Series 2014-1A Class A			SkillsSoft Corp. Covenant-Lite Term
1.917% due 05/15/24 (Ê)(Þ)	1,915	1,912

Series 2014-1A Class B			5.750% Loan due 04/28/21 (Ê)	741	626
4.667% due 05/15/24 (Ê)(Þ)	1,240	1,240

ArcelorMittal			Sky 6.100% PLC due 02/15/18 (Þ)	875	952
6.125% due 06/01/18	660	662
Avago Technologies Cayman, Ltd.			SMART Trust
Covenant-Lite Term Loan B			Series 2015-3US Class A3A
3.750% due 05/06/21	1,397	1,397	1.660% due 08/14/19	865	864
Bank of Nova Scotia (The)			Teck Resources, Ltd.
2.350% due 10/21/20	1,040	1,034	3.000% due 03/01/19	180	138
Barclays PLC			4.500% due 01/15/21	445	302
2.000% due 03/16/18	1,155	1,153	Thomson Reuters Corp.
Braskem Finance, Ltd.			6.500% due 07/15/18	685	764
7.000% due 05/07/20 (Þ)	1,200	1,206	Trade MAPS 1, Ltd.
British Telecommunications PLC			Series 2013-1A Class A
5.950% due 01/15/18	545	595	0.866% due 12/10/18 (Ê)(Þ)	2,190	2,185
Burger King			Transocean, Inc.
3.750% due 12/12/21 (Ê)	1,325	1,327	6.500% due 11/15/20	670	536
Canadian Imperial Bank of Commerce/			UBS AG
Canada			Series BKNT
1.550% due 01/23/18	1,499	1,500	5.875% due 12/20/17	1,040	1,127
Credit Suisse AG NY			Vale Overseas, Ltd.
Series GMTN			4.625% due 09/15/20	540	525
1.375% due 05/26/17	2,320	2,318	Virgin Media Investment Holdings, Ltd.
Delta 2 Lux Sarl Covenant-Lite Lien			Term Loan F
Term Loan B			3.500% due 06/30/23 (Ê)	505	502
7.750% due 07/29/22 (Ê)	250	238			47,778
Delta 2 Lux Sarl Covenant-Lite Term			Loan Agreements - 12.7%
Loan B3			ABG Intermediate Holdings 2, LLC 1st
4.750% due 07/30/21 (Ê)	1,250	1,224	Lien Term Loan
Deutsche Bank AG			5.500% due 05/27/21 (Ê)	465	462
6.000% due 09/01/17	1,290	1,386	ABG Intermediate Holdings 2, LLC
1.875% due 02/13/18	900	896	Incremental Covenant-Lite Term Loan
			1.000% due 05/27/21 (Ê)(v)	35	34

See accompanying notes which are an integral part of the financial statements.

446 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Ability Network, Inc. 1st Lien Term Loan			4.000% due 01/27/21 (Ê)	1,119	1,115
6.000% due 05/14/21 (Ê)	988	983	Cincinnati Bell, Inc. 1st Lien Term
Accudyne Industries Borrower SCA Term			Loan B
Loan			4.000% due 09/10/20 (Ê)	239	236
4.000% due 12/13/19 (Ê)	947	865	Commercial Barge Line Co. 2nd Lien
Affinion Group, Inc. Term Loan B			Term Loan
6.750% due 04/30/18 (Ê)	985	944	10.750% due 03/22/20 (Ê)	1,000	1,015
Albertson's Holdings LLC Covenant-Lite			Communications Sales & Leasing, Inc.
Term Loan B4			Covenant-Lite Term Loan B
5.500% due 08/25/21 (Ê)	1,241	1,240	5.000% due 10/16/22 (Ê)	1,496	1,410
Alvogen Pharmaceutical US, Inc. Term			Compuware Corp. 1st Lien Term Loan B1
Loan			6.250% due 12/15/19 (Ê)	962	917
6.000% due 04/02/22 (Ê)	750	735	Consolidated Communications, Inc. Term
American Airlines, Inc. Term Loan			Loan B
3.250% due 05/21/20 (Ê)	1,490	1,475	4.250% due 12/23/20 (Ê)	985	980
American Pacific Corp. 1st Lien Term			ConvergeOne Holdings Corp. Covenant-
Loan B			Lite 1st Lien Term Loan
7.000% due 02/27/19 (Ê)	625	619	6.000% due 06/17/20 (Ê)	988	978
Ancestry.com Inc. Term Loan B			CPI Card Group, Inc. Covenant-Lite
5.000% due 08/17/22	1,980	1,975	Term Loan B
AP Gaming I LLC 1st Lien Term Loan B			6.750% due 08/17/22 (Ê)	741	738
9.250% due 12/20/20 (Ê)	497	485	Creative Artists Agency LLC Covenant-
Arctic Glacier USA, Inc. Covenant-Lite			Lite Term Loan B
Term Loan			5.500% due 12/12/21 (Ê)	994	994
6.000% due 05/13/19 (Ê)	497	470	Crowne Group LLC 1st Lien Term Loan
AssuredPartners Capital, Inc. 1st Lien			6.000% due 09/29/20	495	491
Term Loan			CSC Holdings LLC Term Loan
5.750% due 10/06/22	357	357	5.000% due 09/21/22	500	501
Asurion LLC Covenant-Lite 2nd Lien			Dell International LLC Term Loan B2
Term Loan			4.000% due 04/29/20 (Ê)	498	497
8.500% due 03/03/21 (Ê)	500	449	Delta Air Lines, Inc. Term Loan B
Asurion LLC Covenant-Lite Term Loan			3.250% due 08/12/22	1,000	1,000
B1			Dollar Tree, Inc. 1st Lien Term Loan B1
5.000% due 05/24/19 (Ê)	486	463	3.500% due 03/09/22 (Ê)	499	499
Asurion LLC Covenant-Lite Term Loan			Eastman Kodak Co.1st Lien Term Loan
B2			7.250% due 09/03/19 (Ê)	985	936
4.250% due 07/08/20 (Ê)	985	916	Eco Services Operations LLC 1st Lien
Asurion LLC Covenant-Lite Term Loan			Term Loan B
B4			4.750% due 12/01/21 (Ê)	496	486
5.000% due 08/04/22 (Ê)	499	471	Emerald Performance Materials LLC
Avaya, Inc. Term Loan			Covenant-Lite 2nd Lien Term Loan
6.250% due 05/29/20 (Ê)	994	761	7.750% due 08/01/22 (Ê)	250	246
B&G Foods Inc. Term Loan B			Emerald US, Inc. Term Loan B1
1.000% due 10/07/22 (v)	1,000	1,000	5.000% due 05/09/21	1,000	995
BMC Software Finance, Inc. Term Loan			EMI Music Publishing, Ltd. Term Loan
5.000% due 09/10/20 (Ê)	1,000	899	4.000% due 07/03/22	1,000	998
BWAY Holding Co. Covenant-Lite Term			EnergySolutions LLC Term Loan
Loan B			6.750% due 05/29/20 (Ê)	938	910
5.500% due 08/14/20 (Ê)	1,481	1,484
Camping World, Inc. Covenant-Lite 1st			Entegris, Inc. 1st Lien Term Loan B
Lien Term Loan B			3.500% due 04/30/21 (Ê)	356	355
5.250% due 02/20/20 (Ê)	943	939	First Data Corp. Term Loan
Cengage Learning Acquisitions, Inc.			3.947% due 06/23/22	1,000	997
Covenant-Lite 1st Lien Term Loan			Fitness International LLC Covenant-Lite
7.000% due 03/31/20 (Ê)	960	953	Term Loan B
Checkout Holding Corp. Covenant-Lite			5.500% due 07/01/20 (Ê)	494	467
1st Lien Term Loan B			FPC Holdings, Inc. 1st Lien Term Loan
4.500% due 04/09/21 (Ê)	988	854	5.250% due 11/27/19 (Ê)	497	471
Chrysler Group LLC 1st Lien Term			FULLBEAUTY Brands, Inc. 1st Lien
Loan B			Term Loan
3.250% due 12/31/18 (Ê)	1,974	1,966	5.750% due 09/22/22	500	474
CHS/Community Health Systems, Inc.			GCI Holdings, Inc. Term B Loan
1st Lien Term Loan G			4.000% due 02/02/22 (Ê)	995	992
3.750% due 12/31/19 (Ê)	608	605	GENEX Holdings, Inc. 1st Lien Term
CHS/Community Health Systems, Inc.			Loan
1st Lien Term Loan H			5.250% due 05/30/21 (Ê)	990	981

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 447

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
GENEX Holdings, Inc. 2nd Lien Term			Millennium Laboratories, Inc. Term
Loan			Loan B
8.750% due 05/30/22 (Ê)	250	239	5.250% due 04/16/21 (Ê)	1,486	524
Getty Images, Inc. Covenant-Lite Term			Minerals Technologies, Inc. Term Loan B
Loan B			3.750% due 05/09/21 (Ê)	664	660
4.750% due 10/18/19 (Ê)	990	661	MRI Software LLC Term Loan
Global Healthcare Exchange LLC Term			5.250% due 06/18/21	499	497
Loan B			MSC.Software Corp. 1st Lien Term Loan
5.500% due 08/05/22	1,000	996	5.000% due 05/29/20 (Ê)	988	970
Go Daddy Operating Co. LLC Term Loan			Navistar, Inc. 1st Lien Term Loan B
4.250% due 05/13/21 (Ê)	988	989	6.500% due 08/07/20 (Ê)	500	470
GOBP Holdings, Inc. Covenant-Lite
Term Loan B			Novitex Acquisition LLC Term Loan B2
4.750% due 10/21/21 (Ê)	993	983	7.500% due 07/07/20 (Ê)	247	232
			nTelos, Inc. Term Loan B
Gray Television, Inc. Term Loan B			5.750% due 11/09/19 (Ê)	611	606
3.750% due 06/13/21 (Ê)	890	887	Numericable US LLC 1st Lien Term
GTCR Valor Cos., Inc. 1st Lien Term
Loan			Loan B1
			4.500% due 05/21/20 (Ê)	798	787
6.000% due 05/30/21 (Ê)	990	965	Numericable US LLC 1st Lien Term
Harland Clarke Holdings Corp.
Covenant-Lite Term Loan B4			Loan B2
6.000% due 08/04/19 (Ê)	1,443	1,435	4.500% due 05/21/20 (Ê)	691	681
Hawaiian Telcom Communications, Inc.			NVA Holdings, Inc. 1st Lien Term Loan
Term Loan B			4.750% due 08/14/21 (Ê)	1,489	1,487
5.000% due 06/06/19 (Ê)	1,241	1,236	NVA Holdings, Inc. 2nd Lien Term Loan
Hertz Corp. Term Loan B1			8.000% due 08/14/22 (Ê)	250	247
3.750% due 03/11/18 (Ê)	985	984	Ocwen Loan Servicing LLC Term Loan B
Hilton Worldwide Finance LLC Term			5.500% due 02/15/18 (Ê)	1,037	1,038
Loan			P2 Newco Acquisition Inc. Covenant-
3.500% due 10/25/20 (Ê)	251	251	Lite 2nd Lien Term Loan
Indigo Merger Sub I, Inc. 1st Lien Term			9.500% due 10/22/21 (Ê)	250	247
Loan			PetSmart, Inc. Term Loan B
4.750% due 07/08/21 (Ê)	988	977	4.250% due 03/10/22 (Ê)	998	997
Interactive Data Corp. Term Loan			PGX Holdings, Inc. Covenant-Lite 1st
4.750% due 05/02/21 (Ê)	1,484	1,483	Lien Term Loan
Intrawest Operations Group, LLC Term			5.750% due 08/21/20 (Ê)	479	476
Loan			Pinnacle Foods Finance LLC Term Loan
4.750% due 12/09/20 (Ê)	737	737	H
IPC Corp. 2nd Lien Term Loan			3.000% due 04/29/20 (Ê)	997	994
10.500% due 02/06/22 (Ê)	500	463	PowerTeam Services, LLC Covenant-Lite
			2nd Lien Term Loan
Italics Merger Sub, Inc. Term Loan			8.250% due 11/06/20 (Ê)	500	475
4.500% due 05/29/22	1,000	986	Pre-Paid Legal Services, Inc. 2nd Lien
J Crew Group, Inc. Covenant-Lite Term
Loan B			Term Loan
			10.250% due 07/01/20 (Ê)	500	493
4.000% due 03/05/21 (Ê)	497	365	Prolampac Intermediate, Inc. 1st Lien
Las Vegas Sands LLC 1st Lien Term
Loan B			Term Loan
3.250% due 12/19/20 (Ê)	997	983	5.000% due 06/30/22 (Ê)	1,000	990
			Quincy Newspapers, Inc. Term Loan B
Level 3 Financing, Inc. Term Loan B2			1.000% due 10/13/22 (v)	1,000	990
3.500% due 05/31/22 (Ê)	750	748
			Renaissance Learning, Inc. Term Loan
LTS Buyer LLC Term Loan			4.500% due 04/09/21 (Ê)	985	951
4.000% due 04/13/20 (Ê)	997	981	RentPath, Inc. Covenant-Lite 1st Lien
MacDermid, Inc. 1st Lien Term Loan			Term Loan
4.500% due 06/07/20 (Ê)	2,004	1,940	6.250% due 12/17/21 (Ê)	1,985	1,760
MCC Iowa LLC Term Loan H			RHP Hotel Properties LP Term Loan B
3.250% due 01/29/21 (Ê)	995	978	3.500% due 01/15/21 (Ê)	988	988
Media General, Inc. 1st Lien Term Loan			Roundy's Supermarkets, Inc. Covenant-
B			Lite 1st Lien Term Loan B
4.000% due 07/31/20 (Ê)	915	914	5.750% due 03/03/21 (Ê)	967	789
Mergermarket USA, Inc. 1st Lien Term			Rovi Solutions Corp. Syndicated Loans
Loan			Covenant-Lite Term Loan B
4.500% due 02/04/21 (Ê)	985	959	3.750% due 07/02/21 (Ê)	988	922
MGM Resorts International Term Loan A			RP Crown Parent LLC Term Loan
2.938% due 12/20/17 (Ê)	499	497	6.000% due 12/21/18 (Ê)	985	901
MGM Resorts International Term Loan B			RPI Finance Trust Term Loan B4
3.500% due 12/20/19 (Ê)	499	498

See accompanying notes which are an integral part of the financial statements.

448 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.500% due 12/11/20	995	992	4.250% due 08/16/19	939	911
Scientific Games International, Inc.			Zebra Technologies Corp. Term Loan
Covenant-Lite Term Loan B1			4.750% due 10/27/21 (Ê)	2,150	2,161
6.000% due 10/18/20 (Ê)	1,730	1,688			111,697
Scientific Games International, Inc. Term			Mortgage-Backed Securities - 20.9%
Loan B2			Banc of America Commercial Mortgage
6.000% due 10/01/21 (Ê)	695	678
Signode Industrial Group US, Inc.			Trust
			Series 2006-1 Class A4
Covenant-Lite 1st Lien Term Loan B			5.372% due 09/10/45	28	28
3.750% due 05/01/21 (Ê)	726	711
Sirius Computer Solutions, Inc. 1st Lien			Series 2007-2 Class AM
Term Loan			5.638% due 04/10/49	1,245	1,303
1.000% due 10/08/22 (v)	1,000	986	Banc of America Funding Trust
SIRVA Worldwide, Inc. Term Loan			Series 2006-A Class 1A1
7.500% due 03/27/19 (Ê)	483	461	2.699% due 02/20/36 (Ê)	451	447
SourceHOV LLC 1st Lien Term Loan B			Series 2006-F Class 1A2
7.750% due 10/31/19 (Ê)	491	442	2.606% due 07/20/36 (Ê)	38	29
Stena International SA Covenant-Lite			Banc of America Merrill Lynch
Term Loan B			Commercial Mortgage, Inc.
4.000% due 03/03/21 (Ê)	985	832	Series 2005-3 Class AM
Sungard Availability Services Capital,			4.727% due 07/10/43	327	327
Inc. Covenant-Lite 1st Lien Term			Series 2005-5 Class B
Loan B			5.243% due 10/10/45	805	806
6.000% due 03/31/19 (Ê)	2,074	1,808	Series 2005-6 Class B
TCH-2 Holdings LLC Covenant-Lite 1st			5.153% due 09/10/47	695	695
Lien Term Loan			Banc of America Mortgage Securities,
5.500% due 05/12/21 (Ê)	993	984	Inc.
Terraform Private Warehouse Term Loan			Series 2004-I Class 2A2
B			2.730% due 10/25/34 (Ê)	721	703
5.000% due 07/29/22	998	973	Banc of America Re-REMIC Trust
The Active Network, Inc. 1st Lien Term			Series 2010-UB5 Class A4A
Loan			5.649% due 02/17/51 (Þ)	1,266	1,303
5.500% due 11/15/20 (Ê)	985	974	BCAP LLC Trust
Total Safety U.S., Inc. 1st Lien Term			Series 2011-R11 Class 15A1
Loan B			2.589% due 10/26/33 (Ê)(Þ)	999	1,014
5.750% due 03/01/20 (Ê)	985	817	Series 2011-R11 Class 20A5
Travelport Finance Sarl Term Loan B			2.601% due 03/26/35 (Ê)(Þ)	489	493
5.750% due 09/02/21	993	984	Bear Stearns ARM Trust
Tribune Media Co. Term Loan			Series 2004-5 Class 2A
3.750% due 12/27/20 (Ê)	840	837	2.957% due 07/25/34 (Ê)	529	530
TWCC Holding Corp. 2nd Lien			Bear Stearns Commercial Mortgage
Covenant-Lite Term Loan			Securities Trust
7.000% due 06/26/20 (Ê)	500	499	Series 2002-TOP6 Class G
TWCC Holding Corp. Extended Term			6.000% due 10/15/36 (Þ)	1,168	1,176
Loan			Series 2005-PW10 Class AM
5.750% due 02/13/20 (Ê)	909	910	5.449% due 12/11/40	1,161	1,161
United Airlines, Inc. Term Loan B1			BHMS Mortgage Trust
3.500% due 09/15/21 (Ê)	990	985	Series 2014-ATLS Class AFL
Utility Services Associates, Inc. 1st Lien			1.671% due 07/05/33 (Ê)(Þ)	2,400	2,397
Term Loan B			Capmark Mortgage Securities, Inc.
8.000% due 10/18/19 (Ê)	744	742	Series 1997-C2 Class G
Varsity Brands, Inc. 1st Lien Term Loan			6.750% due 04/15/29	606	648
5.000% due 12/11/21	124	124	CD Commercial Mortgage Trust
Verdesion Life Sciences LLC Term Loan			Series 2005-CD1 Class C
6.000% due 07/01/20 (Ê)	962	954	5.226% due 07/15/44	450	450
Visant Corp. Covenant-Lite Term Loan			Citigroup Commercial Mortgage Trust
7.000% due 09/23/21 (Ê)	932	928	Series 2005-CD1 Class AJ
William Morris Endeavor Entertainment			5.226% due 07/15/44	105	105
LLC Covenant-Lite Term Loan			Series 2014-GC19 Class A1
5.250% due 05/06/21 (Ê)	988	985	1.199% due 03/10/47	532	523
WMG Acquisition Corp. Term Loan B			Citigroup Mortgage Loan Trust, Inc.
3.750% due 07/01/20 (Ê)	985	957	Series 2004-UST1 Class A5
World Endurance Holdings Term Loan			1.934% due 08/25/34 (Ê)	1,084	1,066
5.250% due 06/26/21 (Ê)	992	984	Commercial Mortgage Trust
Yonkers Racing Corp. 1st Lien Term
Loan

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 449

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2001-J2A Class E			Series 2002-57 Class PG
6.922% due 07/16/34 (Þ)	905	939	5.500% due 09/25/17	92	94
Series 2005-GG3 Class E			Series 2004-70 Class EB
5.087% due 08/10/42	905	905	5.000% due 10/25/24	91	98
Series 2005-LP5 Class D			Series 2007-73 Class A1
4.776% due 05/10/43	971	970	0.247% due 07/25/37 (Å)(Ê)	70	66
Series 2006-CD2 Class A1B			Series 2009-96 Class DB
5.300% due 01/15/46	227	227	4.000% due 11/25/29	160	171
Series 2007-GG9 Class A4			Series 2009-97 Class PG
5.444% due 03/10/39	592	613	4.000% due 11/25/39	1,293	1,370
Series 2013-LC13 Class A1			Series 2010-141 Class MD
1.309% due 08/10/46	436	434	2.000% due 10/25/40	241	242
Series 2014-CR15 Class A1			Series 2010-150 Class PC
1.218% due 02/10/47	489	488	3.000% due 10/25/40	511	527
Series 2014-CR16 Class A1			Series 2011-88 Class AB
1.445% due 04/10/47	408	408	2.500% due 09/25/26	819	831
Series 2014-SAVA Class C			Series 2013-21 Class BA
2.561% due 06/15/34 (Ê)(Þ)	582	578	1.000% due 03/25/23	2,965	2,944
Credit Suisse Commercial Mortgage			Series 2013-136 Class KA
Trust			2.000% due 05/25/25	656	665
Series 2006-C1 Class AJ			Fannie Mae Whole Loan
5.469% due 02/15/39	1,170	1,175	Series 2004-W9 Class 2A1
Series 2006-C2 Class A1A			6.500% due 02/25/44	24	27
5.860% due 03/15/39	2,635	2,658	Series 2004-W12 Class 1A1
Series 2006-C3 Class A1A			6.000% due 07/25/44	2,333	2,671
5.806% due 06/15/38	282	287	Series 2005-W1 Class 1A2
Series 2006-C5 Class A1A			6.500% due 10/25/44	97	113
5.297% due 12/15/39	523	539	Fannie Mae-Aces
Series 2007-C1 Class A3			Series 2012-M2 Class A1
5.383% due 02/15/40	78	80	1.824% due 02/25/22	433	437
Credit Suisse First Boston Mortgage			Series 2012-M8 Class ASQ2
Securities Corp.			1.520% due 12/25/19	2,299	2,317
Series 1998-C1 Class F			Series 2012-M9 Class ASQ2
6.000% due 05/17/40 (Å)	266	277	1.513% due 12/25/17	528	531
Series 2005-C3 Class AJ			Series 2012-M13 Class ASQ2
4.771% due 07/15/37	61	61	1.246% due 08/25/17	1,761	1,767
Series 2005-C6 Class B			Series 2012-M14 Class ASQ2
5.230% due 12/15/40	925	924	1.114% due 02/25/17	290	291
Series 2005-C6 Class D			Series 2013-M1 Class ASQ2
5.230% due 12/15/40	975	974	1.074% due 11/25/16	734	735
DBRR Trust			Series 2013-M7 Class ASQ2
Series 2013-EZ2 Class A			1.233% due 03/26/18	475	477
0.853% due 02/25/45 (Þ)	1	1	Series 2014-M9 Class ASQ2
Fannie Mae			1.462% due 04/25/17	674	678
7.000% due 2017	8	9	Series 2014-M13 Class ASQ2
4.500% due 2019	38	40	1.637% due 11/25/17	7,590	7,676
5.700% due 2019	892	995	Series 2015-M1 Class ASQ1
4.500% due 2020	894	936	0.782% due 02/25/18	1,878	1,876
4.500% due 2021	43	45	Series 2015-M1 Class ASQ2
7.000% due 2022	60	63	1.626% due 02/25/18	2,445	2,467
2.500% due 2024	7,499	7,703	Series 2015-M7 Class ASQ1
4.500% due 2025	494	527	0.882% due 04/25/18	1,416	1,417
3.500% due 2030	3,685	3,901	Series 2015-M7 Class ASQ2
2.229% due 2033(Ê)	29	30	1.550% due 04/25/18	835	840
30 Year TBA(Ï)			Series 2015-M13 Class ASQ1
3.500%	1,755	1,853	0.856% due 09/25/19	1,975	1,968
Fannie Mae Grantor Trust			FDIC Guaranteed Notes Trust
Series 2001-T4 Class A1			Series 2010-S1 Class 1A
7.500% due 07/25/41	580	706	0.720% due 02/25/48 (Ê)(Þ)	100	100
Series 2004-T2 Class 1A3			FDIC Trust
7.000% due 11/25/43	540	615	Series 2010-R1 Class A
Fannie Mae REMICS			2.184% due 05/25/50 (Þ)	1,922	1,936

See accompanying notes which are an integral part of the financial statements.

450 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2011-R1 Class A			5.508% due 2059	1,702	1,766
2.672% due 07/25/26 (Þ)	759	775	5.500% due 2060	2,407	2,567
Federal Home Loan Mortgage Corp.			4.672% due 2062	723	765
Multifamily Structured Pass Through			4.816% due 2062	1,586	1,689
Certificates			4.856% due 2062	2,340	2,479
Series 2011-K702 Class X1			4.732% due 2063	1,498	1,611
Interest Only STRIP			Government National Mortgage
1.525% due 02/25/18	27,558	815	Association
Series 2011-K703 Class A1			Series 2010-14 Class A
1.873% due 01/25/18	46	46	4.500% due 06/16/39	182	195
Series 2012-K019 Class A1			Series 2010-H04 Class BI
1.459% due 09/25/21	2,935	2,921	Interest Only STRIP
Series 2012-K501 Class A2			1.390% due 04/20/60	4,782	228
1.655% due 11/25/16	1,546	1,555	Series 2010-H12 Class PT
Series 2012-K706 Class A1			5.470% due 11/20/59	774	805
1.691% due 06/25/18	7,521	7,582	Series 2010-H22 Class JI
Series 2012-K706 Class X1			Interest Only STRIP
Interest Only STRIP			2.499% due 11/20/60	3,968	293
1.712% due 10/25/18	10,956	445	Series 2012-H11 Class CI
Series 2013-K502 Class A2			Interest Only STRIP
1.426% due 08/25/17	3,380	3,393	2.906% due 04/20/62	5,855	434
Federal Home Loan Mortgage Corp.			Series 2013-H03 Class HI
Structured Pass Through Securities			Interest Only STRIP
Series 2003-58 Class 2A			2.595% due 12/20/62	5,073	467
6.500% due 09/25/43	32	36	Series 2013-H06 Class HI
Freddie Mac			Interest Only STRIP
6.000% due 2018	12	12	2.932% due 01/20/63	11,088	807
5.500% due 2019	411	436	Series 2013-H07 Class JL
5.500% due 2022	259	280	Interest Only STRIP
5.500% due 2029	135	151	2.635% due 03/20/63	12,040	1,043
3.500% due 2030	1,474	1,562	GS Mortgage Securities Corp. II
Freddie Mac REMICS			Series 2013-GC10 Class A1
Series 2003-2559 Class PB			0.696% due 02/10/46	19	19
5.500% due 08/15/30	1	1	GS Mortgage Securities Trust
Series 2003-2632 Class AB			Series 2010-C1 Class A1
4.500% due 06/15/18	740	766	3.679% due 08/10/43 (Þ)	783	809
Series 2003-2657 Class WT			Series 2012-GCJ7 Class A1
4.500% due 08/15/18	177	183	1.144% due 05/10/45	381	380
Series 2005-2922 Class JN			Series 2013-GC12 Class A1
4.500% due 02/15/20	1,286	1,331	0.742% due 06/10/46	309	308
Series 2010-3704 Class DC			Series 2014-GC18 Class A1
4.000% due 11/15/36	313	332	1.298% due 01/10/47	306	306
Series 2010-3728 Class EL			GSMPS Mortgage Loan Trust
1.500% due 09/15/20	1,795	1,798	Series 1998-1 Class A
Series 2011-3816 Class D			8.000% due 09/19/27 (Þ)	34	35
3.500% due 08/15/28	964	996	Series 1998-2 Class A
Series 2014-4315 Class CA			7.587% due 05/19/27 (Þ)	149	159
2.000% due 01/15/23	2,091	2,117	Series 1998-3 Class A
Series 2014-4350 Class CA			7.750% due 09/19/27 (Þ)	7	7
2.000% due 10/15/19	1,206	1,225	Series 1999-3 Class A
Series 2014-4383 Class JC			8.000% due 08/19/29 (Þ)	15	14
2.000% due 05/15/23	1,718	1,740	Series 2005-RP1 Class 1A4
Series 2014-4399 Class A			8.500% due 01/25/35 (Þ)	156	168
2.500% due 07/15/24	2,747	2,792	Series 2006-RP1 Class 1A2
GE Capital Commercial Mortgage Corp.			7.500% due 01/25/36 (Þ)	328	343
Series 2005-C3 Class H			Series 2006-RP1 Class 1A3
5.439% due 07/10/45 (Þ)	1,277	1,274	8.000% due 01/25/36 (Þ)	83	88
GE Commercial Mortgage Corp.			Hilton USA Trust
Series 2007-C1 Class A1A			Series 2013-HLT Class CFX
5.483% due 12/10/49	1,503	1,569	3.714% due 11/05/30 (Þ)	200	200
Ginnie Mae II			JPMorgan Chase Commercial Mortgage
3.500% due 2040(Ê)	3,101	3,231	Securities Trust
4.000% due 2040(Ê)	421	439	Series 2001-CIB2 Class D
5.390% due 2059	2,227	2,315	6.802% due 04/15/35	118	118

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 451

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2002-C2 Class E			Series 2015-C26 Class A1
5.758% due 12/12/34	131	133	1.591% due 11/15/48	1,065	1,057
Series 2004-LN2 Class A2			Morgan Stanley Capital I Trust
5.115% due 07/15/41	92	92	Series 2005-IQ10 Class B
Series 2004-LN2 Class B			5.519% due 09/15/42	155	155
5.201% due 07/15/41	150	150	Series 2006-HQ8 Class A4
Series 2005-CB12 Class AJ			5.408% due 03/12/44	77	77
4.987% due 09/12/37	1,147	1,149	Series 2006-HQ8 Class AJ
Series 2005-LDP2 Class C			5.495% due 03/12/44	610	612
4.911% due 07/15/42	460	461	Series 2006-IQ12 Class AM
Series 2005-LDP5 Class AJ			5.370% due 12/15/43	665	687
5.360% due 12/15/44	650	651	Series 2006-T21 Class C
Series 2006-LDP9 Class A1A			5.494% due 10/12/52 (Þ)	1,270	1,283
5.257% due 05/15/47	848	869	Morgan Stanley Re-REMIC Trust
Series 2007-CB20 Class AM			Series 2010-GG10 Class A4A
6.082% due 02/12/51	160	171	5.795% due 08/15/45 (Þ)	3,849	4,023
Series 2007-LDPX Class AM			Motel 6 Trust
5.464% due 01/15/49	1,275	1,307	Series 2015-MTL6 Class A2A2
Series 2014-CBM Class A			2.605% due 02/05/30 (Þ)	1,145	1,147
1.067% due 10/15/29 (Ê)(Þ)	2,580	2,562	NCUA Guaranteed Notes Trust
Series 2014-FBLU Class A			Series 2010-R1 Class 2A
1.146% due 12/15/28 (Å)(Ê)	3,575	3,575	1.840% due 10/07/20	168	168
Series 2014-FBLU Class C			Series 2010-R3 Class 3A
2.161% due 12/15/28 (Ê)(Þ)	2,300	2,301	2.400% due 12/08/20	399	404
JPMorgan Commercial Mortgage Finance			Nomura Asset Acceptance Corp.
Corp.			Alternative Loan Trust
Series 2000-C10 Class F			Series 2004-AR4 Class 1A1
8.559% due 08/15/32	754	809	2.658% due 12/25/34	162	162
JPMorgan Mortgage Trust			Series 2005-WF1 Class 2A2
Series 2004-A2 Class 1A1			4.786% due 03/25/35	2	2
2.609% due 05/25/34 (Ê)	143	140	RBSCF Trust
Series 2005-A4 Class 1A1			Series 2010-RR3 Class MSCA
2.498% due 07/25/35 (Ê)	41	40	5.907% due 06/16/49 (Þ)	312	322
Series 2006-A6 Class 1A2			Series 2010-RR4 Class CMLA
2.537% due 10/25/36 (Ê)	22	20	6.040% due 12/16/49 (Þ)	439	452
LB Commercial Mortgage Trust			Series 2010-RR4 Class WBCA
Series 2007-C3 Class AM			5.509% due 04/16/47 (Þ)	2,500	2,536
6.097% due 07/15/44	687	728	RBSSP Resecuritization Trust
LB-UBS Commercial Mortgage Trust			Series 2010-3 Class 9A1
Series 2005-C7 Class B			5.500% due 02/26/35 (Þ)	683	698
5.350% due 11/15/40	360	360	Reperforming Loan REMIC Trust
Series 2005-C7 Class F			Series 2005-R2 Class 2A4
5.350% due 11/15/40	330	321	8.500% due 06/25/35 (Þ)	72	76
Mastr Adjustable Rate Mortgages Trust			Rialto Capital Management LLC
Series 2005-1 Class B1			Series 2014-LT5 Class A
Interest Only STRIP			2.850% due 05/15/24 (Þ)	206	206
2.724% due 03/25/35 (Ê)	198	60	RREF LLC
Mastr Reperforming Loan Trust			Series 2014-LT6 Class A
Series 2005-1 Class 1A3			2.750% due 09/15/24 (Þ)	138	138
7.000% due 08/25/34 (Þ)	404	420	Structured Asset Securities Corp.
Series 2005-2 Class 1A4			Mortgage Pass Through Certificates
8.000% due 05/25/35 (Þ)	311	332	Series 2003-34A Class 6A
			2.595% due 11/25/33 (Ê)	184	181
Merrill Lynch Mortgage Investors Trust			Wachovia Bank Commercial Mortgage
Series 1998-C1 Class A3
6.720% due 11/15/26	1,571	1,594	Trust
			Series 2004-C12 Class F
Series 1998-C3 Class IO			5.428% due 07/15/41 (Å)	616	617
Interest Only STRIP
0.898% due 12/15/30	967	14	Series 2004-C15 Class B
			4.892% due 10/15/41	160	160
Series 2005-A10 Class A
0.397% due 02/25/36 (Ê)	33	30	Series 2005-C22 Class AJ
			5.398% due 12/15/44	206	206
Morgan Stanley BAML Trust
Series 2013-C7 Class A1			Series 2005-C22 Class AM
0.738% due 02/15/46	200	200	5.319% due 12/15/44	146	146

See accompanying notes which are an integral part of the financial statements.

452 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
		or Shares	$		or Shares	$
Series 2006-C26 Class AM				3.250% due 03/31/17	4,565	4,735
5.969% due 06/15/45		1,355	1,384	8.750% due 05/15/17	2,650	2,978
Series 2006-C27 Class AM				0.875% due 07/15/17	378	379
5.795% due 07/15/45		340	348	2.375% due 07/31/17	5,386	5,543
Series 2007-C30 Class AM				4.750% due 08/15/17	4,955	5,310
5.383% due 12/15/43		245	254	1.875% due 08/31/17	6,330	6,463
Series 2007-C31 Class A4				1.000% due 09/15/17	5,637	5,665
5.509% due 04/15/47		1,380	1,441	0.625% due 09/30/17	4,845	4,834
Series 2007-C31 Class AM				0.875% due 10/15/17	2,245	2,250
5.591% due 04/15/47		1,090	1,141	0.750% due 10/31/17	4,550	4,549
Series 2007-C32 Class A2				0.875% due 11/15/17	4,565	4,572
5.711% due 06/15/49		102	102	2.250% due 11/30/17	5,655	5,824
Series 2007-C33 Class A4
6.150% due 02/15/51		95	99	0.750% due 12/31/17	1,475	1,473
Washington Mutual Mortgage Pass-				1.000% due 02/15/18	3,472	3,482
Through Certificates Trust				3.500% due 02/15/18	4,653	4,930
Series 2003-AR7 Class A7				0.750% due 02/28/18	3,404	3,394
2.299% due 08/25/33 (Ê)		77	77	2.750% due 02/28/18	6,750	7,040
Series 2004-AR1 Class A				0.625% due 04/30/18	8,009	7,947
2.419% due 03/25/34 (Ê)		693	694	1.000% due 05/15/18	2,952	2,956
Wells Fargo Commercial Mortgage Trust				3.875% due 05/15/18	1,659	1,783
Series 2015-C31 Class A1				2.375% due 05/31/18	5,197	5,387
1.679% due 11/15/48		1,155	1,155	1.375% due 06/30/18	7,770	7,852
Wells Fargo Mortgage Backed Securities				1.000% due 08/15/18	40	40
Trust				1.500% due 08/31/18	4,663	4,727
Series 2005-AR2 Class 2A1
2.615% due 03/25/35 (Ê)		149	149	1.000% due 09/15/18	1,000	999
WF-RBS Commercial Mortgage Trust				0.875% due 10/15/18	44,500	44,292
Series 2012-C9 Class A1				1.375% due 09/30/20	7,110	7,061
0.673% due 11/15/45		1,437	1,431	1.375% due 10/31/20	3,715	3,688
Series 2012-C10 Class A1				1.750% due 09/30/22	5,215	5,169
0.734% due 12/15/45		293	291			220,600
Series 2013-C14 Class A1				Total Long-Term Investments
0.836% due 06/15/46		354	352	(cost $836,883)		829,403
Series 2014-C19 Class A3
3.660% due 03/15/47		340	357
			183,997	Short-Term Investments - 6.8%
Non-US Bonds - 0.1%				21st Century Fox America, Inc.
Mexican Bonos				8.000% due 10/17/16	420	447
Series M				Amgen, Inc.
6.500% due 06/10/21	MXN	17,192	1,096	2.300% due 06/15/16	300	303
Norske Skog Holding AS				Anadarko Petroleum Corp.
8.000% due 02/24/21 (Þ)	EUR	225	104	5.950% due 09/15/16	2,170	2,250
			1,200	Bank of America Corp.
United States Government Agencies - 0.6%				6.500% due 08/01/16	1,800	1,873
Federal Home Loan Banks
0.625% due 11/23/16		2,730	2,732	Dayton Power & Light Co. (The)
Federal National Mortgage Association				1.875% due 09/15/16	325	326
1.125% due 07/20/18		2,274	2,281	Fannie Mae-Aces
			5,013	Series 2014-M3 Class ASQ2
United States Government Treasuries - 25.1%				0.558% due 03/25/16	119	119
United States Treasury Inflation Indexed				Federal Home Loan Mortgage Corp.
Bonds				Multifamily Structured Pass Through
0.125% due 04/15/17		3,861	3,859	Certificates
United States Treasury Notes				Series 2012-K501 Class X1A
7.500% due 11/15/16		3,347	3,588	Interest Only STRIP
0.875% due 11/30/16		3,787	3,803	1.606% due 08/25/16	8,468	61
0.625% due 12/15/16		6,948	6,958	Ford Motor Credit Co. LLC
0.875% due 12/31/16		16,305	16,376	3.984% due 06/15/16	500	508
3.250% due 12/31/16		3,865	3,988	Goldman Sachs Group, Inc. (The)
0.875% due 01/31/17		10,409	10,455	3.625% due 02/07/16	1,270	1,280
3.125% due 01/31/17		2,390	2,467	Hartford Financial Services Group, Inc.
0.625% due 02/15/17		3,780	3,784	(The)

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 453

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal		Fair
	Amount ($)		Value
	or Shares		$
5.500% due 10/15/16	2,635		2,745
International Lease Finance Corp.
2.287% due 06/15/16 (Ê)	2,290		2,286
Nomura Holdings, Inc.
2.000% due 09/13/16	1,680		1,690
PACCAR Financial Corp.
1.150% due 08/16/16	1,495		1,501
Petrobras Global Finance BV
1.953% due 05/20/16 (Ê)	1,400		1,370
Russell U.S. Cash Management Fund	33,027,474	(8)	33,027
Total Capital International SA
1.000% due 08/12/16	1,060		1,064
United States Treasury Notes
1.000% due 09/30/16	2,190		2,201
1.000% due 10/31/16	2,405		2,418
Westlake Automobile Receivables Trust
Series 2015-3A Class A1
0.640% due 10/17/16 (Å)	3,910		3,910
Willis Group Holdings PLC
4.125% due 03/15/16	535		540
Total Short-Term Investments
(cost $59,946)			59,919

Total Investments 101.1%
(identified cost $896,829)			889,322

Other Assets and Liabilities,
Net - (1.1%)			(9,527)

Net Assets - 100.0%			879,795

See accompanying notes which are an integral part of the financial statements.

454 Russell Short Duration Bond Fund

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Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2015

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
2.1%
Credit Suisse First Boston Mortgage Securities Corp.	10/20/15	265,985	104.00	277	277
Fannie Mae REMICS	08/17/07	69,797	99.11	69	66
Hewlett Packard Enterprise Co.	09/30/15	5,005,000	99.80	4,995	5,047
Hewlett Packard Enterprise Co.	09/30/15	2,245,000	99.95	2,244	2,251
JPMorgan Chase Commercial Mortgage Securities Trust	10/29/15	3,575,000	99.99	3,575	3,575
Kraft Heinz Foods Co.	10/07/15	1,955,000	106.97	2,091	2,102
Volkswagen Group of America Finance LLC	10/07/15	890,000	94.51	841	850
Wachovia Bank Commercial Mortgage Trust	10/20/15	615,671	100.28	617	617
Westlake Automobile Receivables Trust	10/09/15	3,910,000	100.00	3,910	3,910
					18,695
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
United States 2 Year Treasury Note Futures	435	USD	95,116	12/15	(30)
Short Positions
United States 5 Year Treasury Note Futures	136	USD	16,289	12/15	(23)
United States 10 Year Treasury Note Futures	193	USD	24,644	12/15	(131)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(184)

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	CHF	3,502	USD	3,600	11/06/15	57
Bank of America	EUR	1,689	USD	1,871	11/25/15	14
Royal Bank of Canada	USD	3,737	CAD	4,889	11/06/15	2
Royal Bank of Canada	USD	7,288	EUR	6,525	11/06/15	(112)
Royal Bank of Canada	USD	7,327	JPY	884,110	11/06/15	—
Royal Bank of Canada	USD	3,684	NZD	5,773	11/06/15	224
Royal Bank of Canada	USD	2	SEK	14	11/06/15	—
Royal Bank of Canada	USD	3,643	SEK	30,927	11/06/15	(23)
Royal Bank of Canada	AUD	5,134	USD	3,662	11/06/15	2
Royal Bank of Canada	CAD	4,889	USD	3,646	11/06/15	(93)
Royal Bank of Canada	CHF	93	USD	94	11/06/15	—
Royal Bank of Canada	CHF	3,630	USD	3,719	11/06/15	46
Royal Bank of Canada	EUR	3,211	USD	3,547	11/06/15	16
Royal Bank of Canada	NZD	5,773	USD	3,905	11/06/15	(3)
State Street	SEK	30,941	USD	3,681	11/06/15	59
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						189

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 455

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Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2015

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$91,274	$—	$91,274	10.4
Corporate Bonds and Notes	—	167,844	—	167,844	19.1
International Debt	—	44,626	3,152	47,778	5.4
Loan Agreements	—	111,697	—	111,697	12.7
Mortgage-Backed Securities	—	178,513	5,484	183,997	20.9
Non-US Bonds	—	1,200	—	1,200	0.1
United States Government Agencies	—	5,013	—	5,013	0.6
United States Government Treasuries	—	220,600	—	220,600	25.1
Short-Term Investments	—	59,919	—	59,919	6.8
Total Investments	—	880,686	8,636	889,322	101.1
Other Assets and Liabilities, Net					(1.1)
					100.0
Other Financial Instruments
Futures Contracts	(184)	—	—	(184)	(—)*
Foreign Currency Exchange Contracts	—	189	—	189	—*
Total Other Financial Instruments**	$(184)	$189	$—	$5

*      Less than .05% of net assets.
**    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining fair value for the period ended October 31,
2015 were less than 1% of net assets

See accompanying notes which are an integral part of the financial statements.

456 Russell Short Duration Bond Fund

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Russell Short Duration Bond Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

	Foreign
	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$420	$—

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$—	$184
Unrealized depreciation on foreign currency exchange contracts	231	—
Total	$231	$184

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$(1,151)
Credit default swap contracts	207	—	—
Foreign currency-related transactions**	—	184	—
Total	$207	$184	$(1,151)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts		$—	$(56)
Foreign currency-related transactions***		(533)	—
Total		$(533)	$(56)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 457

Russell Investment Company
Russell Short Duration Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$420	$—	$420
Futures Contracts	Variation margin on futures contracts	1	—	1
Total Financial and Derivative Assets		421	—	421
Financial and Derivative Assets not subject to a netting agreement		(1)	—	(1)
Total Financial and Derivative Assets subject to a netting agreement		$420	$—	$420

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$70	$—	$—	$ 70
Royal Bank of Canada	291	231	—	60
State Street	59	—	—	59
Total	$420	$231	$—	$ 189

See accompanying notes which are an integral part of the financial statements.

458 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$47	$—	$47
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	231	—	231
Total Financial and Derivative Liabilities		278	—	278
Financial and Derivative Liabilities not subject to a netting agreement		(47)	—	(47)
Total Financial and Derivative Liabilities subject to a netting agreement		$231	$—	$231

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Royal Bank of Canada	$231	$231	$—	$ —
Total	$231	$231	$—	$ —

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 459

Russell Investment Company
Russell Short Duration Bond Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$896,829
Investments, at fair value(>)	889,322
Cash	183
Cash (restricted)(a)	149
Foreign currency holdings(^)	37
Unrealized appreciation on foreign currency exchange contracts	420
Receivables:
Dividends and interest	3,865
Dividends from affiliated Russell funds	5
Investments sold	11,421
Fund shares sold	916
Variation margin on futures contracts	1
Total assets	906,319

Liabilities
Payables:
Investments purchased	24,310
Fund shares redeemed	1,333
Accrued fees to affiliates	431
Other accrued expenses	172
Variation margin on futures contracts	47
Unrealized depreciation on foreign currency exchange contracts	231
Total liabilities	26,524

Net Assets	$879,795

See accompanying notes which are an integral part of the financial statements.

460 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$460
Accumulated net realized gain (loss)	342
Unrealized appreciation (depreciation) on:
Investments	(7,507)
Futures contracts	(184)
Foreign currency-related transactions	189
Shares of beneficial interest	461
Additional paid-in capital	886,034
Net Assets	$879,795

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$19.09
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$19.83
Class A — Net assets	$24,913,633
Class A — Shares outstanding ($.01 par value)	1,305,077
Net asset value per share: Class C(#)	$18.94
Class C — Net assets	$56,537,778
Class C — Shares outstanding ($.01 par value)	2,984,888
Net asset value per share: Class E(#)	$19.13
Class E — Net assets	$26,633,308
Class E — Shares outstanding ($.01 par value)	1,392,425
Net asset value per share: Class S(#)	$19.10
Class S — Net assets	$610,783,808
Class S — Shares outstanding ($.01 par value)	31,972,944
Net asset value per share: Class Y(#)	$19.11
Class Y — Net assets	$160,926,111
Class Y — Shares outstanding ($.01 par value)	8,420,908
Amounts in thousands
(^) Foreign currency holdings - cost	$37
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$33,027
(a) Cash Collateral for Futures	$149
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 461

Russell Investment Company
Russell Short Duration Bond Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends from affiliated Russell funds	$55
Interest	20,721
Total investment income	20,776

Expenses
Advisory fees	4,757
Administrative fees	503
Custodian fees	262
Distribution fees - Class A	73
Distribution fees - Class C	507
Transfer agent fees - Class A	58
Transfer agent fees - Class C	135
Transfer agent fees - Class E	65
Transfer agent fees - Class S	1,431
Transfer agent fees - Class Y	9
Professional fees	125
Registration fees	130
Shareholder servicing fees - Class C	169
Shareholder servicing fees - Class E	81
Trustees’ fees	26
Printing fees	61
Miscellaneous	53
Expenses before reductions	8,445
Expense reductions	(1,758)
Net expenses	6,687
Net investment income (loss)	14,089

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,115)
Futures contracts	(1,151)
Credit default swap contracts	207
Foreign currency-related transactions	621
Net realized gain (loss)	(1,438)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,729)
Futures contracts	(56)
Foreign currency-related transactions	(528)
Net change in unrealized appreciation (depreciation)	(5,313)
Net realized and unrealized gain (loss)	(6,751)
Net Increase (Decrease) in Net Assets from Operations	$7,338

See accompanying notes which are an integral part of the financial statements.

462 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,089	$16,342
Net realized gain (loss)	(1,438)	6,845
Net change in unrealized appreciation (depreciation)	(5,313)	(7,865)
Net increase (decrease) in net assets from operations	7,338	15,322

Distributions
From net investment income
Class A	(338)	(283)
Class C	(306)	(262)
Class E	(376)	(364)
Class S	(10,139)	(9,093)
Class Y	(3,263)	(3,419)
From net realized gain
Class A	(185)	(47)
Class C	(489)	(150)
Class E	(223)	(53)
Class S	(4,718)	(1,108)
Class Y	(1,635)	(339)
Net decrease in net assets from distributions	(21,672)	(15,118)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(289,403)	(136,954)
Total Net Increase (Decrease) in Net Assets	(303,737)	(136,750)

Net Assets
Beginning of period	1,183,532	1,320,282
End of period	$879,795	$1,183,532
Undistributed (overdistributed) net investment income included in net assets	$460	$2,557

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 463

Russell Investment Company
Russell Short Duration Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	310	$5,939	571	$11,076
Proceeds from reinvestment of distributions	23	447	16	301
Payments for shares redeemed	(560)	(10,713)	(965)	(18,717)
Net increase (decrease)	(227)	(4,327)	(378)	(7,340)
Class C
Proceeds from shares sold	461	8,780	1,029	19,814
Proceeds from reinvestment of distributions	41	779	20	397
Payments for shares redeemed	(1,822)	(34,708)	(2,990)	(57,581)
Net increase (decrease)	(1,320)	(25,149)	(1,941)	(37,370)
Class E
Proceeds from shares sold	66	1,259	325	6,303
Proceeds from reinvestment of distributions	27	518	19	367
Payments for shares redeemed	(562)	(10,772)	(612)	(11,879)
Net increase (decrease)	(469)	(8,995)	(268)	(5,209)
Class S
Proceeds from shares sold	14,434	276,916	13,457	261,049
Proceeds from reinvestment of distributions	769	14,738	521	10,092
Payments for shares redeemed	(23,067)	(442,522)	(18,841)	(365,325)
Net increase (decrease)	(7,864)	(150,868)	(4,863)	(94,184)
Class Y
Proceeds from shares sold	864	16,598	4,157	80,655
Proceeds from reinvestment of distributions	255	4,898	194	3,758
Payments for shares redeemed	(6,327)	(121,560)	(3,978)	(77,264)
Net increase (decrease)	(5,208)	(100,064)	373	7,149
Total increase (decrease)	(15,088)	$(289,403)	(7,077)	$(136,954)

See accompanying notes which are an integral part of the financial statements.

464 Russell Short Duration Bond Fund

(This page intentionally left blank)

Russell Investment Company
Russell Short Duration Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	19.35	.22	(.14)	.08	(.22)	(.12)
October 31, 2014	19.35	.22	(.01)	.21	(.18)	(.03)
October 31, 2013	19.70	.19	(.11)	.08	(.23)	(.20)
October 31, 2012	19.15	.26	.57	.83	(.28)	—
October 31, 2011	19.48	.34	(.31)	.03	(.36)	—

Class C
October 31, 2015	19.21	.08	(.15)	(.07)	(.08)	(.12)
October 31, 2014	19.23	.08	(.02)	.06	(.05)	(.03)
October 31, 2013	19.59	.05	(.11)	(.06)	(.10)	(.20)
October 31, 2012	19.06	.11	.57	.68	(.15)	—
October 31, 2011	19.41	.19	(.31)	(.12)	(.23)	—

Class E
October 31, 2015	19.38	.22	(.13)	.09	(.22)	(.12)
October 31, 2014	19.38	.22	(.01)	.21	(.18)	(.03)
October 31, 2013	19.73	.17	(.08)	.09	(.24)	(.20)
October 31, 2012	19.18	.26	.57	.83	(.28)	—
October 31, 2011	19.52	.34	(.32)	.02	(.36)	—

Class S
October 31, 2015	19.36	.27	(.14)	.13	(.27)	(.12)
October 31, 2014	19.36	.27	(.01)	.26	(.23)	(.03)
October 31, 2013	19.71	.24	(.11)	.13	(.28)	(.20)
October 31, 2012	19.15	.30	.58	.88	(.32)	—
October 31, 2011	19.49	.39	(.32)	.07	(.41)	—

Class Y
October 31, 2015	19.37	.28	(.14)	.14	(.28)	(.12)
October 31, 2014	19.36	.29	(.01)	.28	(.24)	(.03)
October 31, 2013	19.71	.26	(.11)	.15	(.30)	(.20)
October 31, 2012	19.15	.33	.57	.90	(.34)	—
October 31, 2011	19.49	.41	(.32)	.09	(.43)	—

See accompanying notes which are an integral part of the financial statements.

466 Russell Short Duration Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(.34)	19.09	.42	24,914	1.01	.82	1.15	183
(.21)	19.35	1.04	29,639	1.01	.85	1.14	220
(.43)	19.35	.42	36,961	1.00	.87	.99	180
(.28)	19.70	4.37	37,994	1.00	.86	1.33	245
(.36)	19.15	.18	29,061	1.01	.88	1.75	339

(.20)	18.94	(.34)	56,538	1.76	1.57	.40	183
(.08)	19.21	.28	82,676	1.76	1.60	.39	220
(.30)	19.23	(.32)	120,088	1.75	1.62	.24	180
(.15)	19.59	3.59	132,292	1.75	1.61	.56	245
(.23)	19.06	(.60)	112,900	1.76	1.63	1.01	339

(.34)	19.13	.47	26,633	1.01	.82	1.15	183
(.21)	19.38	1.08	36,083	1.01	.85	1.15	220
(.44)	19.38	.42	41,281	1.00	.87	.93	180
(.28)	19.73	4.36	20,230	1.00	.86	1.33	245
(.36)	19.18	.13	21,347	1.01	.88	1.76	339

(.39)	19.10	.67	610,784.76		.57	1.40	183
(.26)	19.36	1.30	771,202.76		.60	1.40	220
(.48)	19.36	.67	865,268.75		.62	1.23	180
(.32)	19.71	4.66	801,758.75		.62	1.56	245
(.41)	19.15	.37	631,819.76		.63	2.00	339

(.40)	19.11	.75	160,926.56		.49	1.46	183
(.27)	19.37	1.41	263,932.56		.51	1.49	220
(.50)	19.36	.78	256,684.56		.51	1.36	180
(.34)	19.71	4.75	266,289.56		.51	1.70	245
(.43)	19.15	.46	298,724.59		.53	2.10	339

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 467

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Tax Exempt High Yield Bond Fund - Class A‡		Russell Tax Exempt High Yield Bond Fund - Class S
	Total		Total
	Return		Return
Inception*	(3.77)%	Inception*	2.20%

Russell Tax Exempt High Yield Bond Fund - Class C		Barclays 60% Muni High Yield Bond/40% Muni Bond
	Total	Index (USD)**
	Return		Total
Inception*	1.82%		Return
		Inception*	0.46%

Russell Tax Exempt High Yield Bond Fund - Class E
	Total
	Return
Inception*	2.13%

468 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell Tax Exempt High Yield Fund (the “Fund”) employs	Over the period from the Fund’s inception to October 31, 2015,
a multi-manager approach whereby portions of the Fund are	investment grade municipal bonds significantly outperformed
allocated to different money manager strategies. Fund assets not	high yield municipal bonds. Specifically, investment grade
allocated to money managers are managed by Russell Investment	municipal revenue and industrial development sectors performed
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	well, and the municipal yield curve flattened, which provided
may change the allocation of the Fund’s assets among money	a favorable environment for Fund performance. However, the
managers at any time. An exemptive order from the Securities	Fund’s exposure to particular high yield municipals, such as
and Exchange Commission (“SEC”) permits RIMCo to engage	Puerto Rican bonds, significantly detracted over the period.
or terminate a money manager at any time, subject to approval
by the Fund’s Board, without a shareholder vote. Pursuant to the	How did the investment strategies and techniques employed
terms of the exemptive order, the Fund is required to notify its	by the Fund and its money managers affect its benchmark-
shareholders within 90 days of when a money manager begins	relative performance?
providing services. As of October 31, 2015, the Fund had two	The Fund outperformed its benchmark for the period. Despite
money managers.	Puerto Rican exposure holding back performance near the start of the period, the Fund’s overweight duration contributed positively
What is the Fund’s investment objective?	due to the municipal yield curve flattening during the period.
The Fund seeks to provide a high level of current income that	The Fund employs discretionary money managers. The Fund’s
is exempt from federal tax, and as a secondary objective, total	discretionary money managers select the individual portfolio
return.	securities for the assets assigned to them. Fund assets not
How did the Fund perform relative to its benchmark for the	allocated to discretionary money managers include the Fund’s
fiscal year ended October 31, 2015?	liquidity reserves and assets which may be managed directly
For the period of June 1, 2015 (inception of the Fund) through	by RIMCo to effect the Fund’s investment strategies and/or to
October 31, 2015, the Fund’s Class A, Class C, Class E and Class	actively manage the Fund’s overall exposures by investing in
S Shares gained 2.11%, 1.82%, 2.13%, and 2.20%, respectively.	securities or other instruments that RIMCo believes will achieve
This is compared to the Fund’s benchmark, the 60% Barclays	the desired risk/return profile for the Fund.
U.S. Municipal High Yield Index / 40% Barclays Municipal Bond	Goldman Sachs Asset Management, L.P. was the worst performing
Index, which gained 0.46% during the same period. The Fund’s	manager for the period and underperformed the Fund’s
performance includes operating expenses, whereas index returns	benchmark. Results were largely due to Puerto Rican sales tax
are unmanaged and do not include expenses of any kind.	and insured highway bonds, and Chicago debt. Moderate positive
For the period of June 1, 2015 (inception of the Fund) through	contributors included selection within general obligation bonds
October 31, 2015, the Morningstar® High Yield Muni, a group of	and tobacco settlement revenue bonds.
funds that Morningstar considers to have investment strategies	MacKay Shield LLC was the best performing manager for the
similar to those of the Fund, gained 1.45%. This result serves as	period and outperformed the Fund’s benchmark. Yield curve
a peer comparison and is expressed net of operating expenses.	positioning and positive security selection across a handful of sectors (including special tax, transportation, leasing and
How did the market conditions described in the Market	healthcare) were most beneficial to results. Underweight exposure
Summary report affect the Fund’s performance?	to, and security selection within, state general obligation bonds
The Fund will tend to perform well in markets where investment	and electric revenue sectors modestly detracted.
grade revenue and industrial development sectors lead. This is
generally an environment where the economy is stable and a	Describe any changes to the Fund’s structure or the money
higher coupon can be clipped or an environment where municipal	manager line-up.
tax receipts are stable or increasing, providing a better ability for	There were no changes to the Fund’s structure or money manager
issuers to pay their debt burden. This may also be generalized as	line-up during the fiscal year.
a “risk on” market where investors are generally bullish about the
economy. Environments that feature sharp rises in interest rates	Money Managers as of October 31,
or mass sell offs in fixed income risk assets (e.g., the recent global	2015	Styles
financial crisis) will tend to be unfavorable for Fund.	Goldman Sachs Asset Management, L.P	Sector Specialist
	MacKay Shields LLC	Sector Specialist

Russell Tax Exempt High Yield Bond Fund 469

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by
the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
affiliated organization. These views are subject to change
at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on June 1, 2015.

** The Barclays 60% Muni High Yield Bond/40% Muni Bond Index (USD) is a custom blend of 60% Barclays Municipal High Yield Bond Index / 40% Barclays
Municipal Bond Index, created and maintained by Barclays.

‡ The performance has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

470 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	June 2, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$1,021.10	$1,020.72
June 2, 2015 to October 31, 2015.	Expenses Paid During Period*	$3.75	$4.53

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.89%
(representing the 152-day period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 152/365 (to reflect the period
Performance” provides information about actual account values	since commencement of operations). May reflect amounts waived and/or
and actual expenses. You may use the information in this column,	reimbursed. Without any waivers and/or reimbursements, expenses would have
together with the amount you invested, to estimate the expenses	been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.89% (representing the six-month period annualized), multiplied by
that you paid over the period. Simply divide your account value by	the average account value over the period, multiplied by 184/365 (to reflect the
$1,000 (for example, an $8,600 account value divided by $1,000	one-half year period).
= 8.6), then multiply the result by the number in the first column
in the row entitled “Expenses Paid During Period” to estimate			Hypothetical
Performance (5%
the expenses you paid on your account during this period.		Actual	return before
	Class C	Performance	expenses)
Hypothetical Example for Comparison Purposes	Beginning Account Value
The information in the table under the heading “Hypothetical	June 2, 2015	$1,000.00	$1,000.00
Performance (5% return before expenses)” provides information	Ending Account Value
	October 31, 2015	$1,018.20	$1,016.94
about hypothetical account values and hypothetical expenses	Expenses Paid During Period*	$6.89	$8.34
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s	* Expenses are equal to the Fund's annualized expense ratio of 1.64%
actual return. The hypothetical account values and expenses	(representing the 152-day period annualized), multiplied by the average account value over the period, multiplied by 152/365 (to reflect the period
may not be used to estimate the actual ending account balance or	since commencement of operations). May reflect amounts waived and/or
expenses you paid for the period. You may use this information	reimbursed. Without any waivers and/or reimbursements, expenses would have
to compare the ongoing costs of investing in the Fund and other	been higher. Hypothetical expenses are equal to the Fund’s annualized expense
funds. To do so, compare this 5% hypothetical example with the	ratio of 1.64% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the
5% hypothetical examples that appear in the shareholder reports	one-half year period).
of other funds.

Russell Tax Exempt High Yield Bond Fund 471

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class E	Performance	expenses)
Beginning Account Value
June 2, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$1,021.30	$1,020.72
Expenses Paid During Period*	$3.75	$4.53

* Expenses are equal to the Fund's annualized expense ratio of 0.89%
(representing the 152-day period annualized), multiplied by the average account value over the period, multiplied by 152/365 (to reflect the period since commencement of operations). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.89% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the on-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
June 2, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$1,022.00	$1,021.98
Expenses Paid During Period*	$2.69	$3.26

* Expenses are equal to the Fund's annualized expense ratio of 0.64%
(representing the 152-day period annualized), multiplied by the average account value over the period, multiplied by 152/365 (to reflect the period since commencement of operations). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.64% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the on-half year period).

472 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Municipal Bonds - 94.9%
Alabama - 2.1%
Alabama Industrial Development Authority Revenue Bonds	500	6.450	12/01/23	501
County of Jefferson Alabama General Obligation Limited(µ)	425	5.000	04/01/23	426
County of Jefferson Alabama General Obligation Unlimited(µ)	1,590	5.000	04/01/20	1,593
County of Jefferson Alabama Revenue Bonds	150	4.750	01/01/25	151
County of Jefferson Alabama Sewer Revenue Bonds	1,220	7.000	10/01/51	1,455
County of Jefferson Alabama Sewer Revenue Bonds	1,000	6.500	10/01/53	1,142
				5,268
Alaska - 0.8%
Northern Tobacco Securitization Corp. Revenue Bonds	2,340	5.000	06/01/46	1,949

Arizona - 1.7%
Arizona Health Facilities Authority Revenue Bonds(Ê)	1,000	0.994	01/01/37	885
Industrial Development Authority of the County of Pima (The) Revenue Bonds	250	4.500	06/01/30	268
Industrial Development Authority of the County of Pima (The) Revenue Bonds	800	5.125	12/01/40	831
Salt Verde Financial Corp. Revenue Bonds	2,100	5.000	12/01/37	2,343
				4,327
California - 12.9%
California County Tobacco Securitization Agency Revenue Bonds	300	5.700	06/01/46	285
California Municipal Finance Authority Revenue Bonds	1,000	4.250	02/01/40	1,016
California Municipal Finance Authority Revenue Bonds	1,000	5.375	11/01/40	1,001
California Municipal Finance Authority Revenue Bonds	3,700	5.000	06/01/50	3,946
California Pollution Control Financing Authority Revenue Bonds	1,000	3.375	07/01/25	1,017
California Pollution Control Financing Authority Revenue Bonds(Å)	1,000	5.000	11/21/45	1,055
California Pollution Control Financing Authority Revenue Bonds	1,720	5.000	11/21/45	1,815
California Statewide Communities Development Authority Revenue Bonds	460	5.000	05/15/32	495
California Statewide Communities Development Authority Revenue Bonds	1,000	5.000	10/01/43	1,060
California Statewide Communities Development Authority Special Tax	500	4.000	09/01/19	524
California Statewide Communities Development Authority Special Tax	1,085	4.000	09/01/20	1,137
California Statewide Communities Development Authority Special Tax	500	4.250	09/01/22	526
City of Long Beach California Marina System Revenue Bonds	225	5.000	05/15/40	241
City of Long Beach California Marina System Revenue Bonds	1,185	5.000	05/15/45	1,261
Foothill-Eastern Transportation Corridor Agency Revenue Bonds	100	6.000	01/15/49	116
Fremont Community Facilities District No. 1 Special Tax	1,255	5.000	09/01/26	1,418
Golden State Tobacco Securitization Corp. Revenue Bonds	500	5.000	06/01/33	445
Golden State Tobacco Securitization Corp. Revenue Bonds	1,870	5.300	06/01/37	1,660
Golden State Tobacco Securitization Corp. Revenue Bonds	1,200	5.125	06/01/47	1,012
Golden State Tobacco Securitization Corp. Revenue Bonds	885	5.750	06/01/47	808
Jurupa Public Financing Authority Special Tax	1,000	5.000	09/01/43	1,086
M-S-R Energy Authority Revenue Bonds	1,000	6.500	11/01/39	1,353
Oakland Unified School District/Alameda County General Obligation Unlimited	1,000	5.000	08/01/19	1,119
Palomar Pomerado California Health Care Certificate of Participation	450	6.750	11/01/39	498
Palomar Pomerado California Health Care Certificate of Participation	500	6.000	11/01/41	529
Regents of the University of California Medical Center Pooled Revenue Bonds(µ)(Ê)	1,000	0.924	05/15/43	867
River Islands Public Financing Authority Special Tax	750	5.500	09/01/45	778
Sacramento County Sanitation Districts Financing Authority Revenue Bonds(µ)(Ê)	1,000	0.719	12/01/35	909
San Joaquin Hills Transportation Corridor Agency Revenue Bonds	1,000	5.000	01/15/29	1,104
San Joaquin Hills Transportation Corridor Agency Revenue Bonds	180	5.250	01/15/49	189
San Joaquin Hills Transportation Corridor Agency Revenue Bonds	2,000	5.000	01/15/50	2,102
Tobacco Securitization Authority of Northern California Revenue Bonds	800	5.500	06/01/45	718
				32,090
Colorado - 1.8%
Denver Health & Hospital Authority Revenue Bonds(Ê)	1,000	1.289	12/01/33	926
Denver Health & Hospital Authority Revenue Bonds	1,500	5.250	12/01/45	1,627
Eaton Area Park & Recreation District General Obligation Limited	725	5.250	12/01/34	749
Eaton Area Park & Recreation District General Obligation Limited	525	5.500	12/01/38	554
Foothills Metropolitan District Special Assessment	500	6.000	12/01/38	532
				4,388

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 473

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Connecticut - 0.0%
Mohegan Tribal Finance Authority Revenue Bonds(Å)	100	7.000	02/01/45	85

District of Columbia - 1.0%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Bonds	2,475	5.000	10/01/53	2,601

Florida - 8.9%
Bartram Park Community Development District Special Assessment	770	4.500	05/01/25	772
Bartram Park Community Development District Special Assessment	500	4.250	05/01/29	498
Bartram Park Community Development District Special Assessment	500	4.500	05/01/35	502
City of Atlantic Beach Florida Revenue Bonds	1,000	5.000	11/15/37	1,030
City of Cape Coral Florida Water & Sewer Revenue Bonds	2,000	4.000	10/01/36	2,039
City of Tampa Florida Revenue Bonds	960	5.000	04/01/45	1,030
County of Osceola Florida Revenue Bonds	3,700	6.000	10/01/24	2,570
Escambia County Health Facilities Authority Revenue Bonds	1,000	6.000	08/15/36	1,152
Greater Orlando Aviation Authority Revenue Bonds	750	5.000	11/15/36	767
Lakewood Ranch Stewardship District Special Assessment	1,000	4.875	05/01/35	1,013
Lee County Florida Industrial Development Authority Revenue Bonds	750	5.000	11/15/29	776
Miami Beach Health Facilities Authority Revenue Bonds	2,250	5.000	11/15/39	2,425
Mid-Bay Bridge Authority Revenue Bonds	1,000	5.000	10/01/40	1,075
Orchid Grove Community Development District Special Assessment	1,145	3.625	05/01/21	1,139
Orchid Grove Community Development District Special Assessment	1,250	5.000	05/01/36	1,244
Reunion East Community Development District Special Assessment	750	5.000	05/01/25	779
Reunion East Community Development District Special Assessment	750	5.000	05/01/33	750
South-Dade Venture Community Development District Special Assessment	1,000	5.125	05/01/33	1,053
Venetian Community Development District Special Assessment	535	5.000	05/01/23	566
Verano 1 Community Development Distrtict Special Assessment	250	4.750	11/01/25	249
Verano 1 Community Development Distrtict Special Assessment	250	5.125	11/01/35	250
Verano 1 Community Development Distrtict Special Assessment	250	5.250	11/01/46	250
Volusia County Educational Facility Authority Revenue Bonds	240	5.000	06/01/45	260
				22,189
Georgia - 1.4%
Heard County Development Authority Revenue Bonds(Ê)	500	0.200	12/01/37	500
Milledgeville & Baldwin County Development Authority Revenue Bonds(µ)(Ê)	1,000	0.784	10/01/24	973
Milledgeville & Baldwin County Development Authority Revenue Bonds(µ)(Ê)	1,000	0.834	10/01/33	892
Private Colleges & Universities Authority Revenue Bonds	1,000	5.000	10/01/40	1,062
				3,427
Guam - 1.8%
Guam Government Waterworks Authority Revenue Bonds	1,000	5.500	07/01/43	1,113
Territory of Guam Revenue Bonds	1,000	5.000	11/15/19	1,121
Territory of Guam Revenue Bonds	500	5.000	11/15/29	564
Territory of Guam Revenue Bonds	1,500	5.000	11/15/35	1,653
				4,451
Illinois - 8.8%
Chicago Board of Education General Obligation Unlimited	300	5.000	12/01/15	301
Chicago Board of Education General Obligation Unlimited	145	4.250	12/01/18	142
Chicago Board of Education General Obligation Unlimited(µ)	1,000	5.000	12/01/27	1,017
Chicago Board of Education General Obligation Unlimited	620	5.000	12/01/28	575
Chicago O'Hare International Airport Revenue Bonds	1,000	5.000	01/01/46	1,056
City of Chicago Illinois General Obligation Unlimited(µ)	2,445	5.000	01/01/29	2,477
City of Chicago Illinois General Obligation Unlimited	3,100	5.500	01/01/42	3,151
City of Chicago Illinois Revenue Bonds	900	5.000	01/01/34	922
City of Chicago Illinois Revenue Bonds	3,000	5.250	01/01/38	3,115
Illinois Finance Authority Revenue Bonds	500	5.000	04/01/31	500
Illinois Finance Authority Revenue Bonds	200	5.000	04/01/36	191
Illinois Finance Authority Revenue Bonds	400	5.000	12/01/36	401
Illinois Finance Authority Revenue Bonds	875	6.000	05/15/39	1,004
Metropolitan Pier & Exposition Authority Revenue Bonds	1,000	5.000	12/15/28	1,088
Metropolitan Pier & Exposition Authority Revenue Bonds	1,000	5.000	06/15/52	1,021

See accompanying notes which are an integral part of the financial statements.

474 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Springfield Metropolitan Sanitation District General Obligation Limited	1,000	5.750	01/01/53	1,138
State of Illinois General Obligation Unlimited	2,400	5.000	05/01/29	2,524
State of Illinois General Obligation Unlimited(µ)	400	5.000	03/01/34	400
Village of Bourbonnais Illinois Revenue Bonds	1,000	5.000	11/01/44	1,009
				22,032
Indiana - 1.3%
Hammond Local Public Improvement Bond Bank Revenue Bonds	260	6.500	08/15/30	261
Hammond Local Public Improvement Bond Bank Revenue Bonds	290	6.750	08/15/35	291
Indiana Finance Authority Revenue Bonds	185	5.500	08/15/40	202
Indiana Finance Authority Revenue Bonds	2,000	5.000	10/01/44	2,069
Indiana Finance Authority Revenue Bonds	270	5.500	08/15/45	291
				3,114
Iowa - 0.2%
Iowa Tobacco Settlement Authority Revenue Bonds	110	5.375	06/01/38	102
Iowa Tobacco Settlement Authority Revenue Bonds	530	5.500	06/01/42	496
				598
Kentucky - 1.4%
County of Ohio Kentucky Revenue Bonds	2,705	6.000	07/15/31	2,735
Kentucky Economic Development Finance Authority Revenue Bonds	750	6.500	03/01/45	860
				3,595
Louisiana - 1.0%
Louisiana Local Government Environmental Facilities & Community Development
Authority Revenue Bonds	750	6.000	10/01/44	871
Louisiana Public Facilities Authority Revenue Bonds	250	4.000	05/15/19	270
Louisiana Public Facilities Authority Revenue Bonds	300	4.000	05/15/20	327
New Orleans Aviation Board Revenue Bonds	1,000	5.000	01/01/45	1,071
				2,539
Maryland - 1.3%
City of Baltimore Maryland Revenue Bonds(µ)	175	5.250	09/01/39	177
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	730	4.000	07/01/20	787
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	600	5.250	01/01/37	655
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	530	5.500	07/01/42	554
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	1,000	5.000	07/01/45	1,070
				3,243
Massachusetts - 2.6%
Commonwealth of Massachusetts General Obligation Limited(Ê)	445	0.020	03/01/26	445
Massachusetts Development Finance Agency Revenue Bonds	2,000	4.875	11/01/42	1,972
Massachusetts Development Finance Agency Revenue Bonds	1,845	5.000	07/01/44	1,985
Massachusetts Port Authority Revenue Bonds(µ)	2,000	5.000	01/01/27	2,008
				6,410
Michigan - 4.9%
City of Detroit Michigan Sewage Disposal System Revenue Bonds	2,010	5.250	07/01/39	2,179
City of Detroit Michigan Water Supply System Revenue Bonds	1,275	5.000	07/01/41	1,339
Flint Hospital Building Authority Revenue Bonds	100	5.250	07/01/39	100
Michigan Finance Authority Revenue Bonds	1,000	3.875	10/01/23	1,033
Michigan Finance Authority Revenue Bonds(µ)	1,000	5.000	07/01/36	1,072
Michigan Finance Authority Revenue Bonds	1,815	5.500	11/15/45	1,853
Michigan Finance Authority Revenue Notes(Å)	1,000	4.750	06/01/16	1,009
Michigan Finance Authority Revenue Notes(Å)	700	5.750	08/22/16	700
Michigan Higher Education Facilities Authority Revenue Bonds	270	6.125	12/01/37	271
Michigan Tobacco Settlement Finance Authority Revenue Bonds	155	5.125	06/01/22	141
Michigan Tobacco Settlement Finance Authority Revenue Bonds	2,500	6.000	06/01/34	2,300
Michigan Tobacco Settlement Finance Authority Revenue Bonds	270	6.000	06/01/48	240
				12,237
Minnesota - 1.7%
City of Blaine Minnesota Revenue Bonds	2,000	6.125	07/01/45	2,078
St. Paul Housing & Redevelopment Authority Revenue Bonds	2,000	5.250	11/15/35	2,150
				4,228

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 475

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Mississippi - 0.2%
Mississippi Business Finance Corp. Revenue Bonds(Ê)	500	0.010	12/01/30	500

Missouri - 0.6%
Branson Industrial Development Authority Tax Allocation	110	5.500	06/01/29	108
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds	1,410	5.000	05/01/40	1,474
				1,582
Nevada - 0.1%
Las Vegas Special Improvement District 607 Special Assessment	290	5.000	06/01/24	311

New Jersey - 5.9%
New Jersey Economic Development Authority Revenue Bonds	1,900	5.000	07/01/38	1,885
New Jersey Economic Development Authority Revenue Bonds	1,500	5.375	01/01/43	1,614
New Jersey Health Care Facilities Revenue Bonds	500	6.625	07/01/38	553
New Jersey Transportation Trust Fund Authority Revenue Bonds	2,695	5.000	06/15/42	2,736
South Jersey Transportation Authority LLC Revenue Bonds	315	5.000	11/01/26	347
South Jersey Transportation Authority LLC Revenue Bonds	1,945	5.000	11/01/39	2,052
Tobacco Settlement Financing Corp. Revenue Bonds	750	4.625	06/01/26	733
Tobacco Settlement Financing Corp. Revenue Bonds	1,000	5.000	06/01/29	877
Tobacco Settlement Financing Corp. Revenue Bonds	1,430	4.750	06/01/34	1,154
Tobacco Settlement Financing Corp. Revenue Bonds	3,450	5.000	06/01/41	2,775
				14,726
New York - 3.4%
Dutchess County Industrial Development Agency Revenue Bonds	2,200	4.500	08/01/36	2,053
New York City Industrial Development Agency Revenue Bonds(Ê)	1,000	2.000	08/01/28	1,002
New York City Transitional Finance Authority Revenue Bonds	750	0.010	11/01/22	750
New York Liberty Development Corp. Revenue Bonds(Å)	1,000	5.000	11/15/44	1,010
New York Liberty Development Corp. Revenue Bonds	1,000	5.000	11/15/44	1,010
New York Liberty Development Corp. Revenue Bonds	500	7.250	11/15/44	592
New York State Dormitory Authority Revenue Bonds	400	5.000	12/01/35	420
Onondaga Civic Development Corp. Revenue Bonds	910	5.000	07/01/42	945
Otsego County Capital Resource Corp. Revenue Bonds	620	5.000	10/01/35	667
				8,449
Ohio - 2.3%
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	1,375	5.125	06/01/24	1,228
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	100	5.375	06/01/24	91
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	1,375	5.875	06/01/30	1,223
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	2,095	5.750	06/01/34	1,822
Hamilton County Ohio Health Care Revenue Bonds	750	5.000	01/01/37	759
Lorain County Port Authority Revenue Bonds	510	6.750	12/01/40	512
				5,635
Oklahoma - 0.4%
Tulsa Airports Improvement Trust Revenue Bonds(Ê)	1,000	5.000	06/01/35	1,099

Oregon - 1.4%
Oregon State Facilities Authority Revenue Bonds	750	6.375	09/01/40	800
Oregon State Facilities Authority Revenue Bonds	2,500	5.000	04/01/45	2,739
				3,539
Pennsylvania - 4.5%
Allentown Neighborhood Improvement Zone Development Authority Revenue Bonds	1,000	5.000	05/01/42	1,025
City of Harrisburg Pennsylvania General Obligation Unlimited(µ)	285	Zero coupon	09/15/22	208
Clairton Municipal Authority Revenue Bonds	180	5.000	12/01/42	189
East Hempfield Township Industrial Development Authority Revenue Bonds	600	5.000	07/01/45	621
Geisinger Authority Revenue Bonds(Ê)	100	0.956	05/01/37	85
Latrobe Industrial Development Authority Revenue Bonds	1,375	5.000	05/01/43	1,423
Montgomery County Industrial Development Authority Revenue Bonds	1,700	5.250	01/15/46	1,815
Pennsylvania Economic Development Financing Authority Revenue Bonds	1,000	5.000	06/30/42	1,060
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	155	6.250	09/01/33	164
Pennsylvania Higher Educational Facilities Authority Revenue Bonds(µ)	140	5.000	07/01/37	140
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	950	5.500	07/15/43	1,028

See accompanying notes which are an integral part of the financial statements.

476 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Pennsylvania Turnpike Commission Revenue Bonds	1,250	5.000	12/01/40	1,379
Scranton Parking Authority Revenue Bonds(µ)	2,020	5.250	06/01/39	2,027
				11,164
Puerto Rico - 8.0%
Children's Trust Fund Revenue Bonds	12,000	Zero coupon	05/15/50	1,057
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	310	5.500	07/01/19	304
Commonwealth of Puerto Rico General Obligation Unlimited	110	5.000	07/01/21	71
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	100	5.000	07/01/31	98
Commonwealth of Puerto Rico General Obligation Unlimited	130	5.125	07/01/31	82
Commonwealth of Puerto Rico General Obligation Unlimited	1,235	5.000	07/01/35	1,107
Commonwealth of Puerto Rico General Obligation Unlimited	1,000	8.000	07/01/35	726
Commonwealth of Puerto Rico General Obligation Unlimited	530	6.000	07/01/39	338
Commonwealth of Puerto Rico General Obligation Unlimited	180	6.000	07/01/40	115
Government Development Bank for Puerto Rico Revenue Bonds(µ)	1,255	4.750	12/01/15	1,257
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds(µ)	265	5.000	07/01/28	260
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds	20	5.000	07/01/30	14
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds	50	5.000	07/01/33	34
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds	1,670	5.250	07/01/42	1,140
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds	75	6.000	07/01/44	53
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds	140	6.000	07/01/47	98
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	100	5.000	07/01/17	99
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	2,050	5.000	07/01/31	1,709
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	125	4.500	07/01/36	93
Puerto Rico Electric Power Authority Revenue Bonds(µ)	270	5.000	07/01/22	267
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	100	5.000	07/01/16	99
Puerto Rico Highways & Transportation Authority Revenue Bonds	60	5.000	07/01/28	22
Puerto Rico Highways & Transportation Authority Revenue Bonds	205	5.000	07/01/32	76
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	160	4.750	07/01/38	136
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	4,200	5.250	07/01/38	3,570
Puerto Rico Highways & Transportation Authority Revenue Bonds	180	5.000	07/01/42	67
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	115	5.500	07/01/16	115
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	2,230	5.500	07/01/23	2,134
Puerto Rico Public Buildings Authority Revenue Bonds(µ)	1,500	5.250	07/01/21	1,413
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	115	6.750	08/01/16	49
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	155	6.250	08/01/19	48
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	280	5.750	08/01/37	128
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	75	5.375	08/01/39	34
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	500	6.375	08/01/39	234
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	1,300	5.250	08/01/41	583
Puerto Rico Sales Tax Financing Corp. Revenue Bonds(µ)	14,125	Zero coupon	08/01/45	2,215
				19,845
Tennessee - 1.3%
Chattanooga-Hamilton County Hospital Authority Revenue Bonds	2,000	5.000	10/01/44	2,113
Johnson City Health & Educational Facilities Board Revenue Bonds	1,000	5.000	08/15/42	1,069
				3,182
Texas - 5.8%
Austin Convention Enterprises, Inc. Revenue Bonds(µ)	1,690	4.300	01/01/33	1,693
Austin Convention Enterprises, Inc. Revenue Bonds(µ)	760	5.000	01/01/34	769
Central Texas Turnpike System Revenue Bonds	3,000	5.000	08/15/42	3,229
City of Houston Texas Airport System Revenue Bonds	500	5.000	07/01/29	528
City of Houston Texas Airport System Revenue Bonds	1,000	5.000	07/15/30	1,067
City of Houston Texas Airport System Revenue Bonds	1,000	5.000	07/15/35	1,046
Grand Parkway Transportation Corp. Revenue Bonds	2,500	5.500	04/01/53	2,728
New Hope Cultural Education Facilities Corp. Revenue Bonds	1,500	4.750	04/01/46	1,488
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds	875	5.000	10/01/44	907
Texas City Industrial Development Corp. Revenue Bonds	1,000	4.125	12/01/45	908
				14,363

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 477

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal				Fair
	Amount ($)		Rate	Date of	Value
	or Shares		%	Maturity	$
Vermont - 0.6%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds	1,400		5.000	10/01/42	1,506

Virgin Islands - 1.5%
Virgin Islands Public Finance Authority Revenue Bonds(µ)	2,000		4.000	10/01/22	2,152
Virgin Islands Water & Power Authority - Electric System Revenue Bonds	615		4.000	07/01/21	651
Virgin Islands Water & Power Authority - Electric System Revenue Bonds	1,020		5.000	07/01/31	1,027
					3,830
Virginia - 0.9%
Tobacco Settlement Financing Corp. Revenue Bonds	1,000		5.200	06/01/46	779
Tobacco Settlement Financing Corp. Revenue Bonds	290		5.000	06/01/47	218
Virginia College Building Authority Revenue Bonds	1,000		5.000	07/01/45	1,005
Virginia Small Business Financing Authority Revenue Bonds	180		5.000	01/01/40	186
					2,188
Washington - 1.6%
Washington Health Care Facilities Authority Revenue Bonds	2,315		5.000	07/01/39	2,489
Whidbey Island Public Hospital District General Obligation Unlimited	1,500		5.500	12/01/33	1,595
					4,084
Wisconsin - 0.8%
Public Finance Authority Revenue Bonds	500		5.000	07/01/42	517
Public Finance Authority Revenue Bonds	1,000		5.875	04/01/45	1,029
Public Finance Authority Revenue Bonds	340		5.250	07/01/47	353
					1,899
Total Municipal Bonds (cost $234,688)					236,673

Short-Term Investments - 3.6%
Russell U.S. Cash Management Fund	8,959,708	(8)			8,960
Total Short-Term Investments (cost $8,960)					8,960

Total Investments 98.5% (identified cost $243,648)					245,633
Other Assets and Liabilities, Net - 1.5%					3,652
Net Assets - 100.0%					249,285

See accompanying notes which are an integral part of the financial statements.

478 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2015

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
1.5%
California Pollution Control Financing Authority Revenue Bonds	06/02/15	1,000,000	104.73	1,047	1,055
Michigan Finance Authority Revenue Notes	06/16/15	1,000,000	100.85	1,009	1,009
Michigan Finance Authority Revenue Notes	09/11/15	700,000	100.00	700	700
Mohegan Tribal Finance Authority Revenue Bonds	10/06/15	100,000	83.88	84	85
New York Liberty Development Corp. Revenue Bonds	06/16/15	1,000,000	101.26	1,013	1,010
					3,859
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Interest Rate Swap Contracts

Amounts in thousands
					Termination	Fair Value
Counterparty	Notional Amount		Fund Receives	Fund Pays	Date	$
Morgan Stanley	USD	5,100	Three Month LIBOR	2.500%	12/16/25	(188)
Morgan Stanley	USD	2,300	Three Month LIBOR	2.750%	12/16/45	100
Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $(27) (å)						(88)

Presentation of Portfolio Holdings

Amount in thousands
		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Municipal Bonds
Alabama	$—	$5,268	$—	$5,268	2.1
Alaska	—	1,949	—	1,949	0.8
Arizona	—	4,327	—	4,327	1.7
California	—	32,090	—	32,090	12.9
Colorado	—	4,388	—	4,388	1.8
Connecticut	—	85	—	85	—*
District of Columbia	—	2,601	—	2,601	1.0
Florida	—	22,189	—	22,189	8.9
Georgia	—	3,427	—	3,427	1.4
Guam	—	4,451	—	4,451	1.8
Illinois	—	22,032	—	22,032	8.8
Indiana	—	3,114	—	3,114	1.3
Iowa	—	598	—	598	0.2
Kentucky	—	3,595	—	3,595	1.4
Louisiana	—	2,539	—	2,539	1.0
Maryland	—	3,243	—	3,243	1.3
Massachusetts	—	6,410	—	6,410	2.6
Michigan	—	12,237	—	12,237	4.9
Minnesota	—	4,228	—	4,228	1.7
Mississippi	—	500	—	500	0.2
Missouri	—	1,582	—	1,582	0.6
Nevada	—	311	—	311	0.1
New Jersey	—	14,726	—	14,726	5.9
New York	—	8,449	—	8,449	3.4
Ohio	—	5,635	—	5,635	2.3
Oklahoma	—	1,099	—	1,099	0.4
Oregon	—	3,539	—	3,539	1.4
Pennsylvania	—	11,164	—	11,164	4.5
Puerto Rico	—	19,845	—	19,845	8.0
Tennessee	—	3,182	—	3,182	1.3
Texas	—	14,363	—	14,363	5.8
Vermont	—	1,506	—	1,506	0.6
Virgin Islands	—	3,830	—	3,830	1.5
Virginia	—	2,188	—	2,188	0.9
Washington	—	4,084	—	4,084	1.6
Wisconsin	—	1,899	—	1,899	0.8

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 479

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2015

Presentation of Portfolio Holdings

Amount in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Short-Term Investments	—	8,960	—	8,960	3.6
Total Investments	$—	$245,633	$—	$245,633	98.5
Other Assets and Liabilities, Net					1.5
					100.0

Other Financial Instruments
Interest Rate Swap Contracts	—	(88)	—	(88)	(—)*
Total Other Financial Instruments**	$—	$(88)	$—	$(88)

*     Less than .05% of net assets.
**   Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

480 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

Interest Rate
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Interest rate swap contracts, at fair value	$100

Location: Statement of Assets and Liabilities - Liabilities
Interest rate swap contracts, at fair value	$188

Interest Rate
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Interest rate swap contracts	$(61)

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 481

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	$100	$—	$100
Total Financial and Derivative Assets		100	—	100
Financial and Derivative Assets not subject to a netting agreement		(100)	—	(100)
Total Financial and Derivative Assets subject to a netting agreement		$—	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities

			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	$188	$—	$188
Total Financial and Derivative Liabilities		188	—	188
Financial and Derivative Liabilities not subject to a netting agreement		(188)	—	(188)
Total Financial and Derivative Liabilities subject to a netting agreement		$—	$—	$—

^ Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

482 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$243,648
Investments, at fair value(>)	245,633
Cash	12
Cash (restricted)(a)	898
Receivables:
Dividends and interest	3,569
Dividends from affiliated Russell funds	1
Investments sold	16
Fund shares sold	1,283
Prepaid expenses	57
Interest rate swap contracts, at fair value(•)	100
Total assets	251,569

Liabilities
Payables:
Investments purchased	1,704
Fund shares redeemed	241
Accrued fees to affiliates	92
Other accrued expenses	59
Interest rate swap contracts, at fair value(•)	188
Total liabilities	2,284

Net Assets	$249,285

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 483

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$879
Accumulated net realized gain (loss)	203
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	1,985
Interest rate swap contracts	(61)
Shares of beneficial interest	246
Additional paid-in capital	246,033
Net Assets	$249,285

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.11
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$10.50
Class A — Net assets	$1,155,340
Class A — Shares outstanding ($.01 par value)	114,262
Net asset value per share: Class C(#)	$10.10
Class C — Net assets	$497,492
Class C — Shares outstanding ($.01 par value)	49,247
Net asset value per share: Class E(#)	$10.11
Class E — Net assets	$16,539,406
Class E — Shares outstanding ($.01 par value)	1,635,416
Net asset value per share: Class S(#)	$10.11
Class S — Net assets	$231,093,216
Class S — Shares outstanding ($.01 par value)	22,849,384
Amounts in thousands
(•) Interest rate swap contracts - premiums paid (received)	$(27)
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$8,960
(a) Cash Collateral for Swaps	$898
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

484 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Statement of Operations — For the Period Ended October 31, 2015(1)

Amounts in thousands
Investment Income
Dividends from affiliated Russell funds	$10
Interest	3,793
Total investment income	3,803

Expenses
Advisory fees	451
Administrative fees	43
Custodian fees	16
Distribution fees - Class A	1
Distribution fees - Class C	1
Transfer agent fees - Class A	1
Transfer agent fees - Class C	—**
Transfer agent fees - Class E	4
Transfer agent fees - Class S	175
Professional fees	94
Registration fees	17
Shareholder servicing fees - Class C	—**
Shareholder servicing fees - Class E	5
Trustees’ fees	3
Printing fees	9
Offering fees	28
Miscellaneous	4
Expenses before reductions	852
Expense reductions	(267)
Net expenses	585
Net investment income (loss)	3,218

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	204
Net change in unrealized appreciation (depreciation) on:
Investments	1,985
Interest rate swap contracts	(61)
Net change in unrealized appreciation (depreciation)	1,924
Net realized and unrealized gain (loss)	2,128
Net Increase (Decrease) in Net Assets from Operations	$5,346

**      Less than $500.
(1)     For the period June 2, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 485

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Statement of Changes in Net Assets

For the Periods Ended
Amounts in thousands	2015 (1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,218
Net realized gain (loss)	204
Net change in unrealized appreciation (depreciation)	1,924
Net increase (decrease) in net assets from operations	5,346

Distributions
From net investment income
Class A	(10)
Class C	(2)
Class E	(49)
Class S	(2,306)
Net decrease in net assets from distributions	(2,367)

Share Transactions*
Net increase (decrease) in net assets from share transactions	246,306
Total Net Increase (Decrease) in Net Assets	249,285

Net Assets
Beginning of period	—
End of period	$249,285
Undistributed (overdistributed) net investment income included in net assets	$879

(1)     For the period June 2, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

486 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Statement of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the period ended October 31, 2015 were as follows:
	2015	(1)
	Shares		Dollars

Class A
Proceeds from shares sold	140		$1,402
Proceeds from reinvestment of distributions	1		10
Payments for shares redeemed	(27)		(265)
Net increase (decrease)	114		1,147
Class C
Proceeds from shares sold	52		524
Proceeds from reinvestment of distributions	—**		2
Payments for shares redeemed	(3)		(34)
Net increase (decrease)	49		492
Class E
Proceeds from shares sold	1,657		16,479
Proceeds from reinvestment of distributions	5		49
Payments for shares redeemed	(26)		(270)
Net increase (decrease)	1,636		16,258
Class S
Proceeds from shares sold	24,486		244,766
Proceeds from reinvestment of distributions	231		2,297
Payments for shares redeemed	(1,868)		(18,654)
Net increase (decrease)	22,849		228,409
Total increase (decrease)	24,648		$246,306

**      Less than $500 shares.
(1)     For the period June 2, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 487

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout the Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2015(7)	10.00	.13	.08	.21	(.10)	(.10)

Class C
October 31, 2015(7)	10.00	.12	.06	.18	(.08)	(.08)

Class E
October 31, 2015(7)	10.00	.16	.05	.21	(.10)	(.10)

Class S
October 31, 2015(7)	10.00	.15	.07	.22	(.11)	(.11)

See accompanying notes which are an integral part of the financial statements.

488 Russell Tax Exempt High Yield Bond Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

10.11	2.11	1,155	1.12	.89	3.16	23

10.10	1.82	498	1.88	1.64	2.82	23

10.11	2.13	16,539	1.15	.89	3.81	23

10.11	2.20	231,093.88		.64	3.57	23

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 489

Russell Investment Company
Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Tax Exempt Bond Fund - Class A‡			Barclays Municipal 1-15 Year Blend (1-17) Index**
	Total			Total
	Return			Return
1 Year	(1.68)%		1 Year	2.46%
5 Years	2.09	%§	5 Years	3.62	%§
10 Years	3.22	%§	10 Years	4.46	%§

Russell Tax Exempt Bond Fund - Class C			Tax Exempt Bond Linked Benchmark***
				Total
	Total			Return
	Return		1 Year	2.46%
1 Year	1.45%		5 Years	3.41	%§
5 Years	2.14	%§	10 Years	4.30	%§
10 Years	2.87	%§

Russell Tax Exempt Bond Fund - Class E
	Total
	Return
1 Year	2.21%
5 Years	2.90	%§
10 Years	3.64	%§

Russell Tax Exempt Bond Fund - Class S
	Total
	Return
1 Year	2.47%
5 Years	3.17	%§
10 Years	3.90	%§

490 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell Tax Exempt Bond Fund (the “Fund”) employs	are stable or increasing, providing a better ability for issuers to
a multi-manager approach whereby portions of the Fund are	pay their debt burden. This may also be generalized as a “risk on”
allocated to different money manager strategies. Fund assets not	market where investors are generally bullish about the economy.
allocated to money managers are managed by Russell Investment	Environments that feature sharp rises in interest rates or mass sell
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	offs in fixed income risk assets (e.g., the recent global financial
may change the allocation of the Fund’s assets among money	crisis) will tend to be unfavorable for the Fund.
managers at any time. An exemptive order from the Securities	For the fiscal year ended October 31, 2015, investment grade
and Exchange Commission (“SEC”) permits RIMCo to engage	municipal revenue and industrial development sectors performed
or terminate a money manager at any time, subject to approval	well, and the municipal yield curve flattened, which provided a
by the Fund’s Board, without a shareholder vote. Pursuant to the	seemingly favorable environment for Fund performance. However,
terms of the exemptive order, the Fund is required to notify its	selection within state general obligation bonds and adverse states
shareholders within 90 days of when a money manager begins	selection, such as Illinois and Puerto Rico, negatively impacted
providing services. As of October 31, 2015, the Fund had two	performance.
money managers.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
by the Fund and its money managers affect its benchmark-
The Fund seeks to provide federal tax-exempt current income	relative performance?
consistent with the preservation of capital. The Fund will invest,	With the exception of Class S Shares, the Fund underperformed its
under normal circumstances, at least 80% of the value of its	benchmark for the fiscal year. Although an overweight to revenue
assets in investments the income from which is exempt from	bonds was beneficial, allocation to state general obligation bonds
federal income tax.	and adverse security selection (Illinois, Puerto Rico) challenged
How did the Fund perform relative to its benchmark for the	performance.
fiscal year ended October 31, 2015?	The Fund employs discretionary money managers. The Fund’s
For the fiscal year ended October 31, 2015, the Fund’s Class	discretionary money managers select the individual portfolio
A, Class C, Class E and Class S Shares gained 2.17%, 1.45%,	securities for the assets assigned to them. Fund assets not
2.21% and 2.47%, respectively. This is compared to the Fund’s	allocated to discretionary money managers include the Fund’s
benchmark, the Barclays Municipal 1-15 Year Blend (1-17)	liquidity reserves and assets which may be managed directly
Index, which gained 2.46% during the same period. The Fund’s	by RIMCo to effect the Fund’s investment strategies and/or to
performance includes operating expenses, whereas index returns	actively manage the Fund’s overall exposures by investing in
are unmanaged and do not include expenses of any kind.	securities or other instruments that RIMCo believes will achieve
For the fiscal year ended October 31, 2015, the Morningstar®	the desired risk/return profile for the Fund.
Muni National Intermediate, a group of funds that Morningstar	Alliance Bernstein, L.P. slightly outperformed the Fund’s
considers to have investment strategies similar to those of the	benchmark over the one-year period. Despite challenging security
Fund, gained 1.91%. This result serves as a peer comparison and	selection in late 2014 (Chicago), generally positive yield curve
is expressed net of operating expenses.	positioning throughout the one-year period led to results.

How did the market conditions described in the Market	MacKay Shields LLC outperformed the Fund’s benchmark for
Summary report affect the Fund’s performance?	the one-year period primarily due to an overweight to maturities
For the fiscal year ended October 31, 2015, yield changes across	beyond 10-years, and sector and quality selection. Revenue
the municipal yield curve had different results: 7-15 year yields	bonds especially drove results, particularly transportation,
decreased while all other yields increased. Revenue bonds led	industrial development and pollution control (industrial
performance among municipal sectors, as did BBB-rated cohorts	development revenue/pollution control revenue), as did hospital
among quality. New Jersey and Illinois bonds fared worst among	bonds. State general obligation bonds (Puerto Rico) detracted
regional municipals.	from performance.
The Fund will tend to perform well in markets where revenue	Describe any changes to the Fund’s structure or the money
and industrial development sectors lead. This is generally an	manager line-up.
environment where the economy is stable and a higher coupon	There were no changes to the Fund’s structure or money manager
can be clipped or an environment where municipal tax receipts	line-up during the fiscal year.

Russell Tax Exempt Bond Fund 491

Russell Investment Company
Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

Money Managers as of October 31,		The views expressed in this report reflect those of the portfolio
2015	Styles	managers only through the end of the period covered by
the report. These views do not necessarily represent the
AllianceBernstein, L.P.	Sector Specialist	views of RIMCo or any other person in RIMCo or any other
MacKay Shields LLC	Sector Specialist	affiliated organization. These views are subject to change
at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2005.

** The Barclays Municipal 1-15 Yr Blend (1-17) Index is an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-15 years.

*** The Tax Exempt Bond Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Tax Exempt Bond Linked Benchmark represents the returns of the Barclays Municipal 1-10 Yr Blend
(1-12) Index through June 30, 2013 and the returns of the Barclays Municipal 1-15 Yr Blend (1-17) Index thereafter.

‡ The Fund first issued Class A Shares on June 1, 2010.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

492 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$1,012.90	$1,021.07
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$4.16	$4.18

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.82%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$1,009.40	$1,017.49
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$7.75	$7.78
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.53%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$1,013.60	$1,021.27
	Expenses Paid During Period*	$3.96	$3.97

* Expenses are equal to the Fund's annualized expense ratio of 0.78%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Tax Exempt Bond Fund 493

Russell Investment Company
Russell Tax Exempt Bond Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$1,014.50	$1,022.53
Expenses Paid During Period*	$2.69	$2.70

* Expenses are equal to the Fund's annualized expense ratio of 0.53%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

494 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Municipal Bonds - 95.4%
Alabama - 1.5%
Alabama 21st Century Authority Revenue Bonds	1,120	5.000	06/01/18	1,229
Alabama 21st Century Authority Revenue Bonds	545	5.000	06/01/20	623
Alabama Public School & College Authority Revenue Bonds	3,385	5.000	05/01/23	4,091
Alabama Special Care Facilities Financing Authority Revenue Bonds(µ)	500	6.000	06/01/34	584
Birmingham Water Works Board Revenue Bonds(µ)	1,275	5.000	01/01/17	1,341
County of Jefferson Alabama General Obligation Limited(µ)	4,100	5.000	04/01/22	4,102
County of Jefferson Alabama Sewer Revenue Bonds	2,230	5.000	10/01/22	2,438
Homewood Educational Building Authority Revenue Bonds(µ)	485	5.000	12/01/26	560
Limestone County Board of Education Special Tax(µ)	1,000	5.000	11/01/30	1,139
Limestone County Board of Education Special Tax(µ)	1,000	5.000	11/01/31	1,132
Mobile County Board of School Commissioners Revenue Bonds	1,445	5.000	03/01/32	1,619
Montgomery Medical Clinic Board Revenue Bonds	320	5.250	03/01/36	321
				19,179
Alaska - 0.1%
City of Valdez Alaska Revenue Bonds	750	5.000	01/01/21	861
Northern Tobacco Securitization Corp. Revenue Bonds	350	5.000	06/01/32	320
				1,181
Arizona - 2.7%
Apache County Industrial Development Authority Revenue Bonds	3,000	4.500	03/01/30	3,213
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/18	2,193
Arizona Health Facilities Authority Revenue Bonds	2,000	5.000	02/01/18	2,149
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/22	2,182
Arizona Health Facilities Authority Revenue Bonds	2,255	5.000	02/01/34	2,423
Arizona Transportation Board Revenue Bonds	2,685	5.000	07/01/25	3,301
Arizona Water Infrastructure Finance Authority Revenue Bonds	1,000	5.000	10/01/18	1,120
County of Pinal Arizona Revenue Bonds	2,455	5.000	08/01/21	2,884
County of Pinal Arizona Revenue Bonds	1,775	5.000	08/01/25	2,134
Maricopa County Pollution Control Corp. Revenue Bonds(Ê)	2,310	5.200	06/01/43	2,549
Navajo County Pollution Control Corp. Revenue Bonds(Ê)	2,000	0.450	06/01/34	2,000
Salt River Project Agricultural Improvement & Power District Revenue Bonds	1,635	5.000	01/01/25	1,835
Salt Verde Financial Corp. Revenue Bonds	1,045	5.250	12/01/24	1,220
Student & Academic Services LLC Revenue Bonds(µ)	200	5.000	06/01/26	234
Student & Academic Services LLC Revenue Bonds(µ)	425	5.000	06/01/27	492
Student & Academic Services LLC Revenue Bonds(µ)	390	5.000	06/01/28	447
Town of Marana Arizona Revenue Bonds	2,240	5.000	07/01/26	2,671
Town of Marana Arizona Revenue Bonds	800	5.000	07/01/27	947
Town of Marana Arizona Revenue Bonds	1,735	5.000	07/01/28	2,034
				36,028
Arkansas - 0.1%
Henderson State University Revenue Bonds(µ)	850	2.000	11/01/16	862
Henderson State University Revenue Bonds(µ)	220	3.000	11/01/18	231
Pulaski County Public Facilities Board Revenue Bonds	440	5.000	12/01/22	519
				1,612
California - 8.7%
Abag Finance Authority for Nonprofit Corps. Revenue Bonds	1,340	6.000	08/01/30	1,627
Alum Rock Union Elementary School District General Obligation Unlimited(µ)	400	5.000	08/01/20	468
Alum Rock Union Elementary School District General Obligation Unlimited(µ)	600	5.000	08/01/21	715
Alum Rock Union Elementary School District General Obligation Unlimited(µ)	2,855	5.000	08/01/32	3,295
Brentwood Infrastructure Financing Authority Special Assessment(µ)	1,000	5.000	09/02/29	1,138
California Health Facilities Financing Authority Revenue Bonds	1,550	5.000	07/01/16	1,596
California Health Facilities Financing Authority Revenue Bonds	1,000	5.000	11/15/29	1,096
California State Public Works Board Revenue Bonds	1,100	5.000	12/01/16	1,154
California Statewide Communities Development Authority Revenue Bonds	885	3.500	11/01/18	888
California Statewide Communities Development Authority Revenue Bonds	2,260	5.000	04/01/19	2,564
California Statewide Communities Development Authority Revenue Bonds	1,405	6.000	05/15/23	1,545
California Statewide Communities Development Authority Revenue Bonds	1,565	6.125	11/01/33	1,697
California Statewide Communities Development Authority Revenue Bonds	1,000	5.000	08/01/34	1,167

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 495

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Centinela Valley Union High School District General Obligation Unlimited	500	5.750	08/01/27	611
Centinela Valley Union High School District General Obligation Unlimited	1,000	5.750	08/01/28	1,215
Centinela Valley Union High School District General Obligation Unlimited	650	5.750	08/01/29	785
City of Fresno California Airport Revenue Bonds(µ)	225	5.000	07/01/22	262
City of Los Angeles Department of Airports Revenue Bonds	1,655	5.000	05/15/29	1,900
City of Vallejo California Water Revenue Bonds	2,755	5.250	05/01/27	3,276
City of Vallejo California Water Revenue Bonds	3,105	5.250	05/01/29	3,634
County of Los Angeles California Certificate Of Participation	200	5.000	09/01/20	234
County of Los Angeles California Certificate Of Participation	500	5.000	03/01/21	590
County of Los Angeles California Certificate Of Participation	125	5.000	09/01/21	149
County of Los Angeles California Certificate Of Participation	430	5.000	09/01/22	517
County of Sacramento California Airport System Revenue Bonds	2,000	5.000	07/01/22	2,199
Dinuba Redevelopment Agency Tax Allocation(µ)	590	5.000	09/01/33	662
El Monte Union High School District General Obligation Unlimited(µ)	4,750	5.500	06/01/34	5,430
Emeryville Redevelopment Agency Successor Agency Tax Allocation	1,980	5.000	09/01/20	2,306
Florin Resource Conservation District Revenue Bonds(µ)	300	4.000	09/01/17	315
Florin Resource Conservation District Revenue Bonds(µ)	455	4.000	09/01/18	486
Florin Resource Conservation District Revenue Bonds(µ)	100	5.000	09/01/23	117
Florin Resource Conservation District Revenue Bonds(µ)	450	5.000	09/01/24	528
Golden State Tobacco Securitization Corp. Revenue Bonds(µ)	750	4.600	06/01/23	802
Golden State Tobacco Securitization Corp. Revenue Bonds	3,955	4.500	06/01/27	3,854
Jurupa California Public Authority Special Tax Revenue Bonds	425	3.500	09/01/17	445
Modesto Irrigation District Revenue Bonds	1,425	5.000	07/01/17	1,526
Oxnard Financing Authority Revenue Bonds(µ)	740	5.000	06/01/21	866
Oxnard Financing Authority Revenue Bonds(µ)	775	5.000	06/01/34	859
Oxnard School District General Obligation Unlimited(µ)	165	5.250	08/01/26	202
Oxnard School District General Obligation Unlimited(µ)	810	5.250	08/01/28	977
Oxnard School District General Obligation Unlimited(µ)	325	5.250	08/01/29	387
Pajaro Valley Water Management Agency Revenue Bonds(µ)	775	4.000	03/01/18	827
Sacramento Unified School District General Obligation Unlimited(µ)	4,000	5.000	07/01/31	4,464
San Francisco City & County Public Utilities Commission Water Revenue Bonds	2,685	5.000	11/01/27	3,205
San Joaquin Hills Transportation Corridor Agency Revenue Bonds	5,000	5.000	01/15/29	5,519
San Ysidro School District Certificate Of Participation(µ)	1,175	5.000	09/01/28	1,333
South Orange County Public Financing Authority Special Tax	900	5.000	08/15/29	1,009
Southern California Public Power Authority Revenue Bonds	1,500	5.000	07/01/18	1,671
Southern California Public Power Authority Revenue Bonds	1,000	5.000	07/01/23	1,175
State of California Department of Water Resources Power Supply Revenue Bonds	1,000	5.000	05/01/16	1,024
State of California Department of Water Resources Power Supply Revenue Bonds	1,000	5.000	05/01/17	1,068
State of California Department of Water Resources Revenue Bonds(ae)	860	5.000	06/01/18	955
State of California Department of Water Resources Revenue Bonds	140	5.000	12/01/21	155
State of California General Obligation Unlimited(µ)(ae)	1,865	4.500	03/01/16	1,892
State of California General Obligation Unlimited(µ)	1,000	6.000	02/01/17	1,070
State of California General Obligation Unlimited(ae)	1,000	5.000	07/01/19	1,148
State of California General Obligation Unlimited(ae)	635	5.250	07/01/19	735
State of California General Obligation Unlimited	2,000	5.000	02/01/20	2,325
State of California General Obligation Unlimited	2,500	5.500	04/01/21	2,882
State of California General Obligation Unlimited	365	5.250	07/01/21	423
State of California General Obligation Unlimited	1,000	5.250	03/01/22	1,166
State of California General Obligation Unlimited	7,095	5.000	11/01/25	8,613
State of California General Obligation Unlimited	5,760	5.000	03/01/26	7,010
State of California General Obligation Unlimited	2,500	5.250	09/01/28	2,955
State of California General Obligation Unlimited	2,685	5.000	10/01/29	2,934
State of California General Obligation Unlimited	450	5.000	02/01/31	517
Tuolumne Wind Project Authority Revenue Bonds	1,500	5.000	01/01/18	1,634
Watereuse Finance Authority Revenue Bonds	1,230	5.500	05/01/36	1,443
West Kern Community College District Certificate Of Participation(µ)	470	3.000	11/01/16	481
				113,717
Colorado - 2.2%

See accompanying notes which are an integral part of the financial statements.

496 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
City & County of Denver Colorado Airport System Revenue Bonds	1,965	5.000	11/15/25	2,334
City of Colorado Springs Colorado Utilities System Revenue Bonds	4,000	5.000	11/15/18	4,485
Colorado Educational & Cultural Facilities Authority Revenue Bonds	250	2.000	12/01/15	250
Colorado Educational & Cultural Facilities Authority Revenue Bonds	300	2.000	12/01/16	304
Colorado Educational & Cultural Facilities Authority Revenue Bonds	2,000	5.000	04/01/18	2,193
Colorado Educational & Cultural Facilities Authority Revenue Bonds	1,000	5.000	08/15/30	1,089
Colorado Health Facilities Authority Revenue Bonds(ae)	745	5.250	06/01/16	766
Colorado Health Facilities Authority Revenue Bonds	255	5.250	06/01/23	262
Colorado Health Facilities Authority Revenue Bonds	1,500	5.000	09/01/30	1,667
Colorado Health Facilities Authority Revenue Bonds	685	5.250	02/01/31	758
Denver Convention Center Hotel Authority Revenue Bonds(µ)	1,265	5.000	12/01/35	1,286
Denver Urban Renewal Authority Tax Allocation	1,575	5.000	12/01/21	1,839
E-470 Public Highway Authority Revenue Bonds(µ)	850	5.000	09/01/17	878
E-470 Public Highway Authority Revenue Bonds	2,250	5.375	09/01/26	2,516
Eaton Area Park & Recreation District General Obligation Limited	470	5.500	12/01/30	497
Regional Transportation District Certificate Of Participation	6,725	5.000	06/01/27	7,828
				28,952
Connecticut - 1.3%
City of Bridgeport Connecticut General Obligation Unlimited(µ)	965	5.000	07/01/29	1,102
City of Hartford Connecticut General Obligation Unlimited(µ)	375	5.000	10/01/18	420
City of New Haven Connecticut General Obligation Unlimited(µ)	2,000	5.000	08/01/21	2,317
City of New Haven Connecticut General Obligation Unlimited(µ)	1,915	5.000	09/01/30	2,186
Connecticut State Health & Educational Facility Authority Revenue Bonds	2,500	5.000	07/01/25	2,769
State of Connecticut General Obligation Unlimited	2,490	5.000	01/01/16	2,510
State of Connecticut Special Tax Revenue Bonds	4,470	5.000	10/01/25	5,313
				16,617
Delaware - 0.1%
Delaware Transportation Authority Revenue Bonds	1,000	5.000	07/01/17	1,074

District of Columbia - 0.2%
District of Columbia Water & Sewer Authority Revenue Bonds(µ)	500	5.000	10/01/34	547
Metropolitan Washington Airports Authority Revenue Bonds	1,500	5.000	10/01/35	1,684
				2,231
Florida - 8.8%
Capital Projects Finance Authority Revenue Bonds(µ)	220	5.125	10/01/21	220
Citizens Property Insurance Corp. Revenue Bonds	2,500	5.000	06/01/18	2,749
Citizens Property Insurance Corp. Revenue Bonds	2,495	5.000	06/01/19	2,820
Citizens Property Insurance Corp. Revenue Bonds	2,500	5.000	06/01/20	2,888
Citizens Property Insurance Corp. Revenue Bonds	7,385	5.000	06/01/22	8,744
City of Lakeland Florida Department of Electric Utilities Revenue Bonds(µ)	2,000	5.000	10/01/17	2,163
City of North Port Florida Special Assessment(µ)	715	5.000	07/01/25	843
City of North Port Florida Special Assessment(µ)	1,135	5.000	07/01/26	1,330
City of Pembroke Pines Florida Revenue Bonds(µ)	1,000	5.000	10/01/16	1,042
City of Tampa Florida Revenue Bonds	500	5.000	11/15/15	501
City of Tampa Florida Revenue Bonds	1,000	4.000	09/01/33	1,027
Collier County Health Facilities Authority Revenue Bonds	150	2.000	05/01/16	151
Collier County Health Facilities Authority Revenue Bonds	350	2.000	05/01/17	355
Collier County Industrial Development Authority Revenue Bonds	1,695	5.500	10/01/26	1,977
County of Miami-Dade Florida Aviation Revenue Bonds	1,235	5.250	10/01/30	1,415
County of Miami-Dade Florida Revenue Bonds	3,000	5.000	10/01/28	3,442
County of Miami-Dade Florida Revenue Bonds	3,600	5.000	10/01/29	4,109
County of Miami-Dade Florida Revenue Bonds(µ)	4,310	Zero coupon	10/01/35	1,667
County of Miami-Dade Florida Water & Sewer System Revenue Bonds(µ)	1,500	5.250	10/01/19	1,735
County of Orange Florida Sales Tax Revenue Bonds	8,885	5.000	01/01/20	10,282
Escambia County Health Facilities Authority Revenue Bonds	2,345	6.000	08/15/36	2,702
JEA Electric System Revenue Bonds	1,000	5.000	10/01/17	1,082
JEA Electric System Revenue Bonds	645	5.000	10/01/20	756
Kissimmee Utility Authority Revenue Bonds(µ)	1,000	5.000	10/01/17	1,080

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 497

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Miami Beach Health Facilities Authority Revenue Bonds	200	4.000	11/15/16	207
Miami Beach Health Facilities Authority Revenue Bonds	125	4.000	11/15/18	134
Miami Beach Health Facilities Authority Revenue Bonds	5,930	5.000	11/15/29	6,570
Miami-Dade County Expressway Authority Revenue Bonds	350	5.000	07/01/18	388
Mid-Bay Bridge Authority Revenue Bonds	455	5.000	10/01/23	523
Mid-Bay Bridge Authority Revenue Bonds	2,500	7.250	10/01/34	3,318
Orlando Utilities Commission Revenue Bonds	3,000	5.000	10/01/19	3,445
Orlando-Orange County Expressway Authority Revenue Bonds	4,145	5.000	07/01/20	4,826
Palm Beach County Health Facilities Authority Revenue Bonds	1,000	3.000	12/01/17	1,036
Reedy Creek Improvement District General Obligation Limited	850	5.000	06/01/20	991
Reedy Creek Improvement District General Obligation Limited	5,000	5.000	06/01/25	5,941
Reedy Creek Improvement District General Obligation Limited	4,870	5.000	06/01/26	5,735
South Miami Health Facilities Authority Revenue Bonds	750	5.000	08/15/18	808
State of Florida General Obligation Unlimited	11,000	5.000	06/01/21	13,123
State of Florida General Obligation Unlimited	2,990	5.000	06/01/22	3,614
State of Florida Revenue Bonds	1,300	5.000	07/01/16	1,341
Tampa Sports Authority Revenue Bonds	6,790	5.000	01/01/22	8,095
				115,175
Georgia - 1.7%
City of Atlanta Department of Aviation Revenue Bonds	2,500	5.000	01/01/20	2,891
City of Atlanta Department of Aviation Revenue Bonds	825	5.250	01/01/30	947
City of Atlanta Georgia General Obligation Limited	3,415	5.000	12/01/21	4,098
City of Atlanta Georgia Water & Wastewater Revenue Bonds	1,000	6.000	11/01/20	1,197
City of Atlanta Georgia Water & Wastewater Revenue Bonds(µ)	2,000	5.500	11/01/23	2,341
City of Atlanta Georgia Water & Wastewater Revenue Bonds	1,300	6.000	11/01/25	1,555
Glynn-Brunswick Memorial Hospital Authority Revenue Bonds	1,000	5.000	08/01/21	1,167
Glynn-Brunswick Memorial Hospital Authority Revenue Bonds	1,220	5.000	08/01/22	1,433
Municipal Electric Authority of Georgia Revenue Bonds(µ)	850	6.250	01/01/17	907
Private Colleges & Universities Authority Revenue Bonds	1,500	5.000	09/01/16	1,558
Private Colleges & Universities Authority Revenue Bonds	565	5.000	04/01/17	593
Private Colleges & Universities Authority Revenue Bonds	1,190	5.000	04/01/27	1,347
Savannah Hospital Authority Revenue Bonds	1,000	5.500	07/01/28	1,175
State of Georgia General Obligation Unlimited	1,240	5.000	07/01/17	1,332
				22,541
Guam - 0.9%
Guam Government Waterworks Authority Revenue Bonds	1,240	5.000	07/01/28	1,378
Guam Government Waterworks Authority Revenue Bonds	5,200	5.000	07/01/29	5,732
Guam Power Authority Revenue Bonds	2,500	5.500	10/01/30	2,771
Guam Power Authority Revenue Bonds	1,000	5.000	10/01/34	1,075
Territory of Guam Revenue Bonds	500	5.375	12/01/24	558
Territory of Guam Revenue Bonds	785	5.000	01/01/32	848
				12,362
Hawaii - 0.1%
City & County Honolulu Hawaii Wastewater System Revenue Bonds(µ)	1,500	5.000	07/01/19	1,666

Idaho - 0.6%
Idaho Health Facilities Authority Revenue Bonds	1,500	5.000	12/01/30	1,673
Idaho Housing & Finance Association Revenue Bonds(µ)	1,330	5.250	07/15/21	1,488
Idaho Housing & Finance Association Revenue Bonds(µ)	1,665	5.250	07/15/26	1,863
Idaho Housing & Finance Association Revenue Bonds	1,670	5.000	07/15/31	1,879
Idaho State Building Authority Revenue Bonds	940	5.000	09/01/23	1,098
				8,001
Illinois - 7.1%
Chicago Board of Education General Obligation Unlimited(µ)	500	5.000	12/01/16	501
Chicago Board of Education General Obligation Unlimited(µ)	1,075	5.000	12/01/19	1,086
Chicago Board of Education General Obligation Unlimited(µ)	4,000	5.000	12/01/27	4,068
Chicago Midway International Airport Revenue Bonds	4,160	5.000	01/01/34	4,562
Chicago O'Hare International Airport Revenue Bonds(µ)	1,000	5.000	01/01/19	1,008
Chicago Public Building Commission Revenue Bonds(µ)	1,580	5.250	12/01/18	1,665

See accompanying notes which are an integral part of the financial statements.

498 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
City of Chicago Illinois General Obligation Unlimited(µ)	3,050	5.000	01/01/17	3,077
City of Chicago Illinois General Obligation Unlimited	1,115	5.000	01/01/19	1,147
City of Chicago Illinois General Obligation Unlimited(µ)	380	5.000	01/01/20	386
City of Chicago Illinois General Obligation Unlimited(µ)	2,535	4.250	12/01/21	2,487
City of Chicago Illinois General Obligation Unlimited	1,500	5.000	01/01/24	1,510
City of Chicago Illinois General Obligation Unlimited(µ)	2,825	5.250	01/01/24	2,901
City of Chicago Illinois Midway Airport Revenue Bonds	940	5.000	01/01/30	1,047
City of Chicago Illinois Motor Fuel Tax Revenue Bonds	1,560	5.000	01/01/28	1,609
City of Chicago Illinois Motor Fuel Tax Revenue Bonds	725	5.000	01/01/29	747
City of Chicago Illinois Wastewater Transmission Revenue Bonds	600	5.000	01/01/18	642
City of Chicago Illinois Wastewater Transmission Revenue Bonds	505	5.000	01/01/29	543
City of Chicago Illinois Wastewater Transmission Revenue Bonds	1,310	5.000	01/01/35	1,387
City of Chicago Illinois Waterworks Revenue Bonds	1,000	5.000	11/01/34	1,062
City of Freeport Illinois General Obligation Unlimited(µ)	435	2.000	12/01/17	442
City of Freeport Illinois General Obligation Unlimited(µ)	650	2.000	12/01/18	659
City of Peoria Illinois General Obligation Unlimited	625	5.000	01/01/22	679
Cook County Community College District No. 508 General Obligation Unlimited	1,500	5.250	12/01/28	1,697
Illinois Finance Authority Revenue Bonds	1,000	5.000	11/15/18	1,110
Illinois Finance Authority Revenue Bonds	1,000	5.375	10/01/23	1,099
Illinois Finance Authority Revenue Bonds	1,000	5.375	10/01/24	1,096
Illinois Finance Authority Revenue Bonds	1,000	6.000	10/01/28	1,091
Illinois Finance Authority Revenue Bonds	2,500	5.750	08/15/29	2,769
Illinois Sports Facilities Authority Revenue Bonds(µ)	1,000	5.250	06/15/31	1,089
Metropolitan Pier & Exposition Authority Revenue Bonds(µ)	1,500	5.000	12/15/22	1,578
Northern Illinois Municipal Power Agency Revenue Bonds(µ)	4,025	5.000	01/01/23	4,329
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.000	06/01/18	1,087
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.000	06/01/19	1,110
Southern Illinois University Revenue Bonds(µ)	1,470	5.000	04/01/27	1,683
Southern Illinois University Revenue Bonds(µ)	850	5.000	04/01/28	966
State of Illinois General Obligation Unlimited	2,000	5.000	04/01/21	2,192
State of Illinois General Obligation Unlimited	3,000	5.000	07/01/21	3,290
State of Illinois General Obligation Unlimited	1,000	5.000	08/01/22	1,096
State of Illinois General Obligation Unlimited	2,290	5.000	08/01/25	2,452
State of Illinois General Obligation Unlimited	2,175	5.000	05/01/30	2,277
State of Illinois Revenue Bonds(µ)	1,000	5.000	06/15/16	1,028
State of Illinois Revenue Bonds	12,500	5.000	06/15/21	14,576
State of Illinois Sports Facilities Authority Revenue Bonds	1,125	5.000	06/15/18	1,212
State of Illinois Sports Facilities Authority Revenue Bonds	500	5.000	06/15/19	549
University of Illinois Revenue Bonds	1,115	5.000	04/01/20	1,273
University of Illinois Revenue Bonds	1,470	5.500	04/01/31	1,689
Village of Bellwood Illinois General Obligation Unlimited	1,000	5.875	12/01/27	1,193
Village of Bellwood Illinois General Obligation Unlimited(µ)	2,220	5.000	12/01/32	2,403
Village of Franklin Park Illinois General Obligation Unlimited(µ)	295	5.000	07/01/18	323
Village of Melrose Park Illinois General Obligation Unlimited(µ)	530	2.000	12/15/17	539
West Chicago Park District General Obligation Unlimited(µ)	795	5.250	12/01/29	862
Western Illinois Economic Development Authority Revenue Bonds(µ)	1,140	5.000	01/01/27	1,300
Western Illinois Economic Development Authority Revenue Bonds(µ)	725	5.000	01/01/28	820
				92,993
Indiana - 0.4%
Ball State University Revenue Bonds(µ)	1,000	5.000	07/01/16	1,031
City of Indianapolis Indiana Gas Utility Revenue Bonds(µ)	1,000	5.000	08/15/23	1,158
Indiana Finance Authority Revenue Bonds	1,000	4.900	01/01/16	1,007
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,150	5.000	06/01/16	1,181
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,000	5.000	02/01/18	1,093
				5,470
Iowa - 0.5%
Iowa Finance Authority Revenue Bonds	4,000	5.000	07/01/28	4,564

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 499

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Iowa Higher Education Loan Authority Revenue Bonds	1,625	5.000	12/01/18	1,826
				6,390
Kansas - 0.4%
City of Wichita Kansas Revenue Bonds	250	3.375	11/15/20	249
Seward County Unified School District No. 480 Liberal General Obligation Unlimited	4,000	5.000	09/01/30	4,540
				4,789
Kentucky - 0.2%
Commonwealth of Kentucky Certificate Of Participation	275	2.000	06/15/17	280
Kenton County School District Finance Corp. Revenue Bonds	330	2.000	10/01/16	335
Kentucky Municipal Power Agency Revenue Bonds(µ)	1,500	5.000	09/01/19	1,695
				2,310
Louisiana - 1.5%
Lafayette Consolidated Government Revenue Bonds(µ)	805	5.000	11/01/20	929
Lafayette Consolidated Government Revenue Bonds(µ)	700	5.000	11/01/29	804
Louisiana Local Government Environmental Facilities & Community Development
Authority Revenue Bonds	300	5.000	11/01/19	344
Louisiana Local Government Environmental Facilities & Community Development
Authority Revenue Bonds(µ)	1,160	5.000	08/01/22	1,353
Louisiana Public Facilities Authority Revenue Bonds	1,000	5.000	07/01/19	1,125
Louisiana Public Facilities Authority Revenue Bonds(µ)	1,615	5.000	09/01/29	1,841
Louisiana State Citizens Property Insurance Corp. Revenue Bonds(µ)	2,460	6.750	06/01/26	2,802
Louisiana State University & Agricultural & Mechanical College Revenue Bonds	1,000	5.000	07/01/16	1,031
State of Louisiana Gasoline & Fuels Tax Revenue Bonds	7,000	5.000	05/01/21	8,299
State of Louisiana Revenue Bonds	1,300	5.000	06/15/28	1,537
				20,065
Maryland - 0.3%
County of Montgomery Maryland General Obligation Unlimited	1,350	5.000	07/01/19	1,549
Maryland Economic Development Corp. Revenue Bonds	1,250	5.125	06/01/20	1,359
Maryland Economic Development Corp. Revenue Bonds	885	6.200	09/01/22	1,025
				3,933
Massachusetts - 0.6%
Commonwealth of Massachusetts General Obligation Limited	930	5.500	11/01/15	930
Commonwealth of Massachusetts General Obligation Limited	1,000	5.500	10/01/16	1,048
Commonwealth of Massachusetts Revenue Bonds	4,000	5.000	06/15/20	4,692
Massachusetts Clean Water Trust (The) Revenue Bonds	1,090	5.000	08/01/16	1,128
				7,798
Michigan - 3.5%
Brighton Area School District General Obligation Unlimited(µ)	1,525	5.000	05/01/26	1,757
City of Detroit Michigan Sewage Disposal System Revenue Bonds	3,500	5.000	07/01/32	3,768
City of Detroit Michigan Water Supply System Revenue Bonds(µ)	1,015	5.000	07/01/18	1,037
City of Detroit Michigan Water Supply System Revenue Bonds(µ)	170	4.500	07/01/25	171
County of Wayne Michigan General Obligation Limited(µ)	750	5.000	12/01/30	753
County of Wayne Michigan General Obligation Limited(µ)	3,000	5.000	02/01/34	3,061
Detroit City School District General Obligation Unlimited(µ)	1,000	6.000	05/01/19	1,150
Kent Hospital Finance Authority Revenue Bonds	1,505	5.000	11/15/19	1,721
Michigan Finance Authority Revenue Bonds	3,625	5.000	07/01/16	3,725
Michigan Finance Authority Revenue Bonds	1,000	5.000	11/01/27	1,144
Michigan Finance Authority Revenue Bonds	4,655	5.000	07/01/28	5,187
Michigan Finance Authority Revenue Bonds	1,375	5.000	07/01/29	1,522
Michigan Finance Authority Revenue Bonds	3,000	5.000	11/15/29	3,422
Michigan Finance Authority Revenue Bonds	1,000	5.000	07/01/30	1,099
Michigan Strategic Fund Revenue Bonds	1,015	5.250	06/01/32	1,061
Michigan Strategic Fund Tax Allocation(Ê)	5,000	4.125	07/01/45	5,054
Michigan Tobacco Settlement Finance Authority Revenue Bonds	3,225	5.125	06/01/22	2,939
Royal Oak School District General Obligation Unlimited	1,435	5.000	05/01/18	1,579
Saline Economic Development Corp. Revenue Bonds	485	5.250	06/01/32	504
Wayne County Airport Authority Revenue Bonds	2,000	5.000	12/01/17	2,163
Wayne County Airport Authority Revenue Bonds(µ)	2,500	4.500	12/01/24	2,672

See accompanying notes which are an integral part of the financial statements.

500 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Wayne County Airport Authority Revenue Bonds	435	5.000	12/01/29	496
				45,985
Minnesota - 0.9%
City of Minneapolis Minnesota Revenue Bonds	1,250	5.000	08/01/17	1,345
City of Minneapolis Minnesota Revenue Bonds	1,855	6.375	11/15/23	2,150
City of Rochester Minnesota Revenue Bonds(Ê)	1,125	4.000	11/15/30	1,226
City of Saint Louis Park Minnesota Revenue Bonds	1,165	5.500	07/01/17	1,259
City of Saint Louis Park Minnesota Revenue Bonds	725	5.500	07/01/18	814
State Paul Housing & Redevelopment Authority Revenue Bonds	2,145	5.000	11/15/25	2,343
State Paul Housing & Redevelopment Authority Revenue Bonds	2,250	5.000	11/15/26	2,454
				11,591
Mississippi - 0.2%
Mississippi Development Bank Revenue Bonds(µ)	1,000	5.000	04/01/28	1,148
Mississippi Hospital Equipment & Facilities Authority Revenue Bonds	1,555	5.000	10/01/17	1,680
				2,828
Missouri - 1.0%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue
Bonds	810	5.000	10/01/28	899
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue
Bonds	1,775	5.000	10/01/33	2,021
City of Kansas City Missouri Revenue Bonds	1,185	5.000	09/01/26	1,341
City of Kansas City Missouri Revenue Bonds	500	5.000	09/01/27	564
City of Kansas City Missouri Revenue Bonds	1,000	5.000	09/01/28	1,127
City of Kansas City Missouri Revenue Bonds	1,000	5.000	09/01/29	1,125
City of Saint Louis Missouri Airport Revenue Bonds	1,680	6.125	07/01/24	1,957
Missouri Highway & Transportation Commission Revenue Bonds(ae)	2,500	5.250	05/01/17	2,676
Nixa Public Schools General Obligation Unlimited	500	5.000	03/01/33	563
Poplar Bluff R-I School District Certificate Of Participation(µ)	100	3.000	03/01/17	103
Poplar Bluff R-I School District Certificate Of Participation(µ)	100	3.000	03/01/18	104
				12,480
Nebraska - 0.7%
Central Plains Energy Project Revenue Bonds	1,565	5.000	09/01/32	1,718
Central Plains Energy Project Revenue Bonds	3,505	5.250	09/01/37	3,868
Nebraska Public Power District Revenue Bonds	2,000	4.000	01/01/21	2,246
Nebraska Public Power District Revenue Bonds	1,000	5.000	01/01/29	1,149
				8,981
Nevada - 1.0%
City of Reno Nevada General Obligation Limited	1,100	5.000	06/01/18	1,211
City of Reno Nevada General Obligation Limited	1,000	5.000	06/01/22	1,169
Clark County Department of Aviation Revenue Bonds(µ)	2,500	5.000	07/01/22	2,840
County of Clark Nevada Revenue Bonds	1,000	5.000	07/01/16	1,031
County of Clark Nevada Revenue Bonds	2,965	5.000	07/01/29	3,397
State of Nevada General Obligation Limited	2,590	5.000	04/01/21	3,074
				12,722
New Hampshire - 0.3%
New Hampshire Health and Education Facilities Authority Act Revenue Bonds(ae)	2,535	5.000	07/01/16	2,614
New Hampshire Health and Education Facilities Authority Act Revenue Bonds	1,145	5.000	07/01/32	1,165
				3,779
New Jersey - 4.8%
Camden County Improvement Authority Revenue Bonds	1,000	5.000	02/15/18	1,082
Camden County Improvement Authority Revenue Bonds	1,000	5.000	02/15/19	1,101
Camden County Improvement Authority Revenue Bonds	2,000	5.000	02/15/28	2,208
Camden County Improvement Authority Revenue Bonds	2,000	5.000	02/15/30	2,173
Camden County Improvement Authority Revenue Bonds	2,000	5.000	02/15/31	2,161
Camden County Improvement Authority Revenue Bonds	300	5.000	02/15/32	323
Casino Reinvestment Development Authority Revenue Bonds	600	5.000	11/01/18	640
Casino Reinvestment Development Authority Revenue Bonds	1,000	4.000	11/01/19	1,041
New Jersey Economic Development Authority Revenue Bonds(µ)	1,500	5.500	06/15/16	1,549
New Jersey Economic Development Authority Revenue Bonds	2,500	5.000	09/01/18	2,756

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 501

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
New Jersey Economic Development Authority Revenue Bonds	6,435	5.000	06/15/19	6,934
New Jersey Economic Development Authority Revenue Bonds	2,765	5.000	06/15/20	3,030
New Jersey Economic Development Authority Revenue Bonds	75	5.000	06/15/21	83
New Jersey Economic Development Authority Revenue Bonds	2,000	5.000	06/15/22	2,198
New Jersey Economic Development Authority Revenue Bonds	2,045	5.000	06/15/23	2,226
New Jersey Economic Development Authority Revenue Bonds	750	5.000	07/01/29	789
New Jersey Educational Facilities Authority Revenue Bonds	2,000	5.000	07/01/16	2,063
New Jersey Health Care Facilities Financing Authority Revenue Bonds(µ)	1,000	5.000	09/15/17	1,082
New Jersey Health Care Facilities Financing Authority Revenue Bonds	1,355	3.600	07/01/19	1,406
New Jersey Health Care Facilities Financing Authority Revenue Bonds	900	3.850	07/01/20	942
New Jersey State Turnpike Authority Revenue Bonds	5,540	5.000	01/01/22	6,562
New Jersey State Turnpike Authority Revenue Bonds	3,485	5.000	01/01/23	4,156
New Jersey State Turnpike Authority Revenue Bonds	3,080	5.000	01/01/24	3,650
New Jersey State Turnpike Authority Revenue Bonds	2,500	5.000	01/01/27	2,878
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/18	1,074
New Jersey Transportation Trust Fund Authority Revenue Bonds(µ)	830	5.500	12/15/18	916
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,120	5.250	06/15/30	1,177
State of New Jersey General Obligation Unlimited(µ)	2,080	5.500	07/15/18	2,304
Tobacco Settlement Financing Corp. Revenue Bonds	60	4.500	06/01/23	60
Tobacco Settlement Financing Corp. Revenue Bonds	1,245	5.000	06/01/29	1,093
Tobacco Settlement Financing Corp. Revenue Bonds	3,250	4.750	06/01/34	2,624
				62,281
New Mexico - 0.3%
City of Albuquerque New Mexico General Obligation Unlimited	2,320	5.000	07/01/17	2,490
County of Taos New Mexico Revenue Bonds(µ)	750	3.000	04/01/17	768
New Mexico Hospital Equipment Loan Council Revenue Bonds	555	5.000	08/01/25	675
				3,933
New York - 9.3%
Albany Industrial Development Agency Revenue Bonds	2,380	5.250	11/15/32	2,602
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds	385	5.000	07/01/20	436
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds	1,350	5.750	10/01/26	1,616
Build NYC Resource Corp. Revenue Bonds(µ)	930	5.000	12/15/18	1,030
Build NYC Resource Corp. Revenue Bonds	1,445	5.000	08/01/19	1,621
Chautauqua Tobacco Asset Securitization Corp. Revenue Bonds	1,560	3.125	06/01/22	1,560
City of New York New York General Obligation Unlimited	2,170	5.000	08/01/16	2,247
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/19	1,714
City of New York New York General Obligation Unlimited	2,105	5.000	08/01/20	2,459
City of New York New York General Obligation Unlimited	2,550	5.000	08/01/21	3,025
City of New York New York General Obligation Unlimited	2,445	5.000	08/01/22	2,926
City of New York New York General Obligation Unlimited	6,420	5.000	08/01/23	7,739
City of Yonkers New York General Obligation Limited(µ)	615	5.000	03/15/25	704
Metropolitan Transportation Authority Revenue Bonds	1,000	5.000	11/15/17	1,087
Metropolitan Transportation Authority Revenue Bonds	1,410	5.000	11/15/24	1,684
Metropolitan Transportation Authority Revenue Bonds	8,320	5.000	11/15/25	9,859
Metropolitan Transportation Authority Revenue Bonds	2,075	5.000	11/15/27	2,444
Metropolitan Transportation Authority Revenue Bonds	4,015	5.000	11/15/28	4,677
Metropolitan Transportation Authority Revenue Bonds	1,430	6.500	11/15/28	1,668
New York City Health & Hospital Corp. Revenue Bonds	1,500	5.000	02/15/17	1,586
New York City Industrial Development Agency Revenue Bonds(µ)	1,535	5.000	01/01/31	1,589
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	1,000	5.000	11/01/18	1,121
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	890	5.000	11/01/20	1,048
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	2,175	5.000	05/01/21	2,580
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	2,180	5.000	11/01/21	2,606
New York City Trust for Cultural Resources Revenue Bonds	940	5.000	07/01/21	1,095
New York State Dormitory Authority Revenue Bonds	1,625	5.000	07/01/16	1,674
New York State Dormitory Authority Revenue Bonds	1,755	5.000	07/01/17	1,881
New York State Dormitory Authority Revenue Bonds(ae)	5	5.250	02/15/19	6
New York State Dormitory Authority Revenue Bonds	1,000	5.000	10/01/19	1,155

See accompanying notes which are an integral part of the financial statements.

502 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
New York State Dormitory Authority Revenue Bonds	995	5.250	02/15/21	1,132
New York State Dormitory Authority Revenue Bonds	180	5.000	07/01/21	213
New York State Dormitory Authority Revenue Bonds	2,400	5.000	05/01/22	2,790
New York State Dormitory Authority Revenue Bonds	725	5.000	05/15/23	866
New York State Dormitory Authority Revenue Bonds	6,700	5.000	12/15/23	8,096
New York State Dormitory Authority Revenue Bonds	700	5.000	07/01/24	825
New York State Dormitory Authority Revenue Bonds	6,790	5.000	07/01/26	7,992
New York State Dormitory Authority Revenue Bonds	2,500	5.250	07/01/29	2,877
New York State Energy Research & Development Authority Revenue Bonds(µ)(Ê)	3,190	0.433	03/01/27	3,031
New York State Environmental Facilities Corp. Revenue Bonds	770	5.000	06/15/22	852
New York State Environmental Facilities Corp. Revenue Bonds	1,640	5.000	09/15/23	1,778
New York State Thruway Authority Revenue Bonds	12,485	5.000	05/01/19	14,103
New York State Thruway Authority Revenue Bonds	3,000	5.000	03/15/27	3,530
Triborough Bridge & Tunnel Authority Revenue Bonds	950	5.000	11/15/17	1,034
Triborough Bridge & Tunnel Authority Revenue Bonds(µ)	1,000	5.500	11/15/20	1,197
Triborough Bridge & Tunnel Authority Revenue Bonds(Ê)	900	5.000	11/15/38	901
Troy Capital Resource Corp. Revenue Bonds	1,000	5.000	09/01/20	1,162
Westchester County Local Development Corp. Revenue Bonds	1,350	5.000	05/01/34	1,453
				121,271
North Carolina - 0.6%
North Carolina Capital Facilities Finance Agency Revenue Bonds	750	5.000	04/01/19	842
North Carolina Eastern Municipal Power Agency Revenue Bonds	650	5.000	01/01/16	655
North Carolina Medical Care Commission Revenue Bonds	400	3.000	06/01/17	415
State of North Carolina General Obligation Unlimited	2,500	5.000	05/01/20	2,930
State of North Carolina Revenue Bonds	1,000	5.000	05/01/19	1,138
University of North Carolina at Chapel Hill Revenue Bonds	1,205	5.000	12/01/31	1,302
				7,282
North Dakota - 0.3%
City of Bowman North Dakota Revenue Notes	1,000	2.500	02/15/17	1,000
City of Williston North Dakota Revenue Bonds(µ)	1,425	4.000	11/01/20	1,491
County of Burleigh North Dakota Revenue Bonds	460	5.000	07/01/29	549
County of Burleigh North Dakota Revenue Bonds	500	5.000	07/01/31	596
				3,636
Ohio - 4.8%
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	5,700	5.125	06/01/24	5,091
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	1,000	5.375	06/01/24	911
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	2,400	5.875	06/01/30	2,136
City of Akron Ohio Revenue Bonds	1,000	5.000	12/01/24	1,186
City of Cincinnati Ohio General Obligation Unlimited	1,815	5.000	12/01/30	2,062
City of Cincinnati Ohio General Obligation Unlimited	1,575	5.000	12/01/31	1,783
City of Cleveland Ohio Airport System Revenue Bonds(µ)	3,000	5.000	01/01/30	3,319
Clermont County Port Authority Revenue Bonds(µ)	200	5.000	12/01/23	237
Cleveland Municipal School District General Obligation Unlimited	1,100	5.000	12/01/27	1,286
County of Cuyahoga Ohio Certificate Of Participation	14,065	5.000	12/01/27	16,316
County of Cuyahoga Ohio Certificate Of Participation	1,990	5.000	12/01/28	2,292
County of Hamilton Ohio Revenue Bonds	2,065	5.250	06/01/32	2,296
County of Montgomery Ohio Revenue Bonds	1,100	5.750	11/15/22	1,313
Kent State University Revenue Bonds(µ)	2,000	5.000	05/01/16	2,046
Lakewood City School District General Obligation Unlimited	260	5.000	11/01/29	303
Lakewood City School District General Obligation Unlimited	875	5.000	11/01/30	1,007
Middletown City School District General Obligation Unlimited(µ)	1,435	5.250	12/01/34	1,652
North Olmsted City School District General Obligation Unlimited(Ê)	420	1.750	12/01/19	428
Ohio State Water Development Authority Revenue Bonds	6,085	5.000	06/01/21	7,256
State of Ohio Revenue Bonds	3,500	5.000	12/15/22	4,171
State of Ohio Revenue Bonds	2,815	5.000	12/15/23	3,357
Toledo-Lucas County Port Authority Revenue Bonds	1,965	5.000	07/01/29	2,102
				62,550
Oklahoma - 0.3%

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 503

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Oklahoma County Finance Authority Revenue Bonds	1,000	5.000	09/01/21	1,161
Oklahoma Development Finance Authority Revenue Bonds	2,000	5.000	08/15/28	2,357
				3,518
Oregon - 0.4%
City of Portland Oregon Sewer System Revenue Bonds	2,000	5.000	06/15/18	2,220
Hospital Facilities Authority of Multnomah County Oregon Revenue Bonds	535	5.000	10/01/19	568
Morrow County School District No. 1 General Obligation Unlimited(µ)	1,955	5.500	06/15/21	2,384
				5,172
Pennsylvania - 4.2%
Allegheny County Hospital Development Authority Revenue Bonds	2,000	5.000	09/01/16	2,078
Allegheny County Industrial Development Authority Revenue Bonds	920	6.500	05/01/17	942
Berks County Municipal Authority Revenue Bonds	1,960	5.250	11/01/24	2,238
Bethlehem Authority Revenue Bonds(µ)	1,000	4.000	11/15/16	1,033
Bethlehem Authority Revenue Bonds(µ)	1,000	5.000	11/15/17	1,076
City of Philadelphia Pennsylvania General Obligation Unlimited(µ)	1,000	5.000	08/01/24	1,129
City of Philadelphia Pennsylvania General Obligation Unlimited	3,210	5.250	07/15/27	3,722
Commonwealth of Pennsylvania General Obligation Unlimited(µ)	1,300	5.375	07/01/17	1,401
Dallas Area Municipal Authority Revenue Bonds	430	4.000	05/01/18	446
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	665	5.000	11/01/25	772
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	970	5.000	11/01/26	1,116
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	1,120	5.000	11/01/27	1,280
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	1,140	5.000	11/01/28	1,294
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	1,500	5.250	11/01/33	1,697
Indiana County Hospital Authority Revenue Bonds	550	5.500	06/01/29	596
Montgomery County Industrial Development Authority Revenue Bonds	1,000	5.000	11/15/17	1,041
North Penn Water Authority Revenue Bonds	1,190	5.000	11/01/30	1,352
Pennsylvania Economic Development Financing Authority Revenue Bonds	2,270	5.000	01/01/22	2,435
Pennsylvania Economic Development Financing Authority Revenue Bonds	2,000	5.000	07/01/22	2,062
Pennsylvania Economic Development Financing Authority Revenue Bonds	4,460	5.000	01/01/23	4,493
Pennsylvania Economic Development Financing Authority Revenue Bonds(Ê)	1,000	3.750	12/01/40	1,025
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	1,000	5.000	09/01/17	1,081
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	1,940	5.250	05/01/24	2,242
Philadelphia Authority for Industrial Development Revenue Bonds	1,000	5.875	06/15/22	1,064
Philadelphia Authority for Industrial Development Revenue Bonds	2,000	8.000	01/01/33	2,149
State Public School Building Authority Revenue Bonds	2,000	5.000	04/01/20	2,240
State Public School Building Authority Revenue Bonds	3,030	5.000	04/01/25	3,373
State Public School Building Authority Revenue Bonds(µ)	1,000	5.000	06/15/28	1,139
State Public School Building Authority Revenue Bonds(µ)	1,000	5.000	06/15/29	1,128
State Public School Building Authority Revenue Bonds	3,000	5.000	04/01/32	3,228
Township of Bensalem Pennsylvania General Obligation Unlimited	1,380	5.250	06/01/29	1,633
University of Pittsburgh-of the Commonwealth System of Higher Education Revenue
Bonds	1,000	5.500	09/15/21	1,152
West Mifflin Sanitary Sewer Municipal Authority Revenue Bonds(µ)	250	3.000	08/01/17	260
West Mifflin Sanitary Sewer Municipal Authority Revenue Bonds(µ)	225	4.000	08/01/18	241
Western Wayne School District General Obligation Unlimited(µ)	565	5.000	04/01/21	652
				54,810
Puerto Rico - 3.3%
Commonwealth of Puerto Rico General Obligation Unlimited(ae)	620	5.250	07/01/16	641
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	2,015	5.500	07/01/16	2,054
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	760	6.000	07/01/16	777
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	285	5.500	07/01/18	296
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	640	5.500	07/01/19	660
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	1,000	5.250	07/01/21	995
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	950	5.250	07/01/27	950
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	2,340	5.000	07/01/35	2,250
Government Development Bank for Puerto Rico Revenue Bonds(µ)	2,830	4.750	12/01/15	2,834
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Bonds(µ)	3,050	5.000	07/01/28	2,994
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	1,400	5.000	07/01/18	1,381

See accompanying notes which are an integral part of the financial statements.

504 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Puerto Rico Electric Power Authority Revenue Bonds(µ)	2,105	5.500	07/01/16	2,146
Puerto Rico Electric Power Authority Revenue Bonds(µ)	1,000	5.000	07/01/19	1,001
Puerto Rico Electric Power Authority Revenue Bonds(µ)	1,615	5.000	07/01/21	1,615
Puerto Rico Electric Power Authority Revenue Bonds(µ)	215	4.000	07/01/23	201
Puerto Rico Electric Power Authority Revenue Bonds(µ)	1,350	5.000	07/01/26	1,314
Puerto Rico Electric Power Authority Revenue Bonds(µ)	205	4.375	07/01/30	180
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	25	5.000	07/01/16	25
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	300	4.125	07/01/18	293
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	715	5.500	07/01/26	719
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	190	5.000	07/01/27	189
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	700	5.500	07/01/28	673
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	360	5.500	07/01/29	328
Puerto Rico Housing Finance Authority Revenue Bonds	180	5.500	12/01/15	180
Puerto Rico Housing Finance Authority Revenue Bonds	1,830	5.500	12/01/16	1,906
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	1,185	5.500	07/01/17	1,185
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	1,600	5.500	07/01/23	1,531
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	535	5.500	07/01/24	508
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	475	5.500	07/01/25	447
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	1,500	5.500	07/01/26	1,395
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	2,225	5.500	07/01/27	2,048
Puerto Rico Municipal Finance Agency General Obligation Unlimited(µ)	3,090	5.000	08/01/27	2,989
Puerto Rico Municipal Finance Agency Revenue Bonds(µ)	115	5.250	08/01/22	115
Puerto Rico Public Buildings Authority Revenue Bonds(µ)	3,130	5.500	07/01/16	3,149
Puerto Rico Public Buildings Authority Revenue Bonds(µ)	2,480	5.500	07/01/17	2,507
University of Puerto Rico Revenue Bonds(µ)	435	5.000	06/01/23	419
				42,895
Rhode Island - 0.0%
Providence Public Buildings Authority Revenue Bonds(µ)	500	5.875	06/15/26	574

South Carolina - 0.6%
County of Greenwood South Carolina Revenue Bonds(µ)(Ê)	150	0.396	10/01/34	138
Piedmont Municipal Power Agency Revenue Bonds	1,000	5.000	01/01/20	1,141
South Carolina State Public Service Authority Revenue Bonds	1,000	5.000	12/01/16	1,049
Spartanburg Regional Health Services District Revenue Bonds	5,560	5.000	04/15/32	6,139
				8,467
South Dakota - 0.2%
Harrisburg School District No. 41-2 General Obligation Unlimited	1,100	5.000	07/15/33	1,234
South Dakota Health & Educational Facilities Authority Revenue Bonds	1,000	5.000	11/01/35	1,119
				2,353
Tennessee - 0.6%
Chattanooga Health Educational & Housing Facility Board Revenue Bonds	1,800	5.000	10/01/25	1,804
Chattanooga Health Educational & Housing Facility Board Revenue Bonds	600	5.000	10/01/26	683
Chattanooga Industrial Development Board Revenue Bonds(µ)	4,000	5.000	10/01/30	4,282
Chattanooga-Hamilton County Hospital Authority Revenue Bonds	630	5.000	10/01/23	720
				7,489
Texas - 9.8%
Arlington Higher Education Finance Corp. Revenue Bonds	200	5.875	03/01/24	206
Arlington Higher Education Finance Corp. Revenue Bonds	1,000	5.000	08/15/26	1,178
Arlington Higher Education Finance Corp. Revenue Bonds	525	6.625	03/01/29	543
Austin Community College District Public Facility Corp. Revenue Bonds	1,000	5.000	08/01/23	1,189
Austin Community College District Public Facility Corp. Revenue Bonds	1,000	5.000	08/01/24	1,199
Canadian River Municipal Water Authority Corp. Revenue Bonds(µ)(ae)	1,215	5.000	02/15/16	1,232
Central Texas Turnpike System Revenue Bonds	500	5.000	08/15/23	582
City of Beaumont Texas Waterworks & Sewer System Revenue Bonds(µ)	425	4.000	09/01/18	460
City of Corpus Christi Texas Utility System Revenue Bonds	1,660	5.000	07/15/22	1,974
City of El Paso Texas Water & Sewer Revenue Bonds	2,890	5.000	03/01/25	3,478
City of Fort Worth Texas Water & Sewer System Revenue Bonds	1,340	5.000	02/15/17	1,419
City of Houston Texas Airport System Revenue Bonds	1,500	5.000	07/01/17	1,610
City of Houston Texas Airport System Revenue Bonds	560	5.000	07/01/25	648

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 505

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
City of Houston Texas Airport System Revenue Bonds	900	5.000	07/01/29	1,016
City of Houston Texas Revenue Bonds	1,890	5.000	09/01/20	2,180
City of Lubbock Texas General Obligation Limited	5,000	5.000	02/15/19	5,642
City of San Antonio Texas Water System Revenue Bonds	2,250	5.000	05/15/24	2,616
City Public Service Board of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/18	1,095
Clifton Higher Education Finance Corp. Revenue Bonds	300	2.350	08/15/16	302
Clifton Higher Education Finance Corp. Revenue Bonds	425	3.000	08/15/17	442
Clifton Higher Education Finance Corp. Revenue Bonds	400	4.000	08/15/18	432
Conroe Independent School District General Obligation Unlimited	1,085	5.000	02/15/25	1,253
County of Fort Bend Texas General Obligation Limited(µ)	1,000	5.000	03/01/16	1,016
County of Fort Bend Texas General Obligation Limited	3,740	5.000	03/01/23	4,515
Dallas/Fort Worth International Airport Revenue Bonds	280	5.000	11/01/22	293
Dallas/Fort Worth International Airport Revenue Bonds	200	5.000	11/01/23	209
Dallas/Fort Worth International Airport Revenue Bonds	250	5.000	11/01/24	261
Dallas/Fort Worth International Airport Revenue Bonds	3,395	5.000	11/01/27	3,925
Dallas/Fort Worth International Airport Revenue Bonds	1,000	5.250	11/01/28	1,191
Dallas/Fort Worth International Airport Revenue Bonds	1,340	5.000	11/01/29	1,537
Dallas/Fort Worth International Airport Revenue Bonds	2,000	5.250	11/01/29	2,366
Dallas/Fort Worth International Airport Revenue Bonds	1,825	5.000	11/01/30	2,077
Dallas/Fort Worth International Airport Revenue Bonds	1,500	5.250	11/01/30	1,764
Decatur Hospital Authority Revenue Bonds	1,250	5.250	09/01/29	1,368
Goose Creek Consolidated Independent School District General Obligation Unlimited(µ)	915	5.000	02/15/24	1,065
Grand Prairie Independent School District General Obligation Unlimited	750	5.000	02/15/19	794
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds	1,385	6.375	01/01/33	1,580
Harris County-Houston Sports Authority Revenue Bonds	1,000	5.000	11/15/26	1,146
Harris County-Houston Sports Authority Revenue Bonds	750	5.000	11/15/27	857
Harris County-Houston Sports Authority Revenue Bonds	2,265	5.000	11/15/29	2,562
Houston Higher Education Finance Corp. Revenue Bonds(ae)	650	6.500	05/15/21	828
Houston Higher Education Finance Corp. Revenue Bonds	1,600	5.000	08/15/28	1,881
Houston Higher Education Finance Corp. Revenue Bonds	555	6.500	05/15/31	654
Karnes County Hospital District Revenue Bonds	1,100	4.000	02/01/19	1,145
Karnes County Hospital District Revenue Bonds	2,020	5.000	02/01/29	2,203
Lower Colorado River Authority Revenue Bonds	5	5.000	05/15/16	5
Lower Colorado River Authority Revenue Bonds	3,585	5.500	05/15/31	4,164
New Hope Cultural Education Facilities Corp. Revenue Bonds	565	5.000	04/01/21	627
New Hope Cultural Education Facilities Corp. Revenue Bonds	650	5.000	04/01/22	718
New Hope Cultural Education Facilities Corp. Revenue Bonds	180	4.625	04/01/23	195
New Hope Cultural Education Facilities Corp. Revenue Bonds	500	5.000	04/01/29	533
North Texas Tollway Authority Revenue Bonds(ae)(Ê)	1,235	5.750	01/01/16	1,246
North Texas Tollway Authority Revenue Bonds(ae)	840	6.000	01/01/18	934
North Texas Tollway Authority Revenue Bonds	120	6.000	01/01/24	132
North Texas Tollway Authority Revenue Bonds	3,840	5.000	01/01/29	4,424
Reagan Hospital District of Reagan County General Obligation Limited	860	2.500	02/01/19	860
Reagan Hospital District of Reagan County General Obligation Limited	910	3.250	02/01/21	917
Reagan Hospital District of Reagan County General Obligation Limited	485	3.750	02/01/23	494
Reagan Hospital District of Reagan County General Obligation Limited	500	5.000	02/01/29	530
Reagan Hospital District of Reagan County General Obligation Limited	3,000	5.000	02/01/34	3,113
State of Texas General Obligation Unlimited	2,910	5.000	04/01/22	3,499
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds	1,500	5.000	11/15/16	1,571
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds	2,500	2.500	12/01/18	2,525
Tarrant Regional Water District Revenue Bonds	6,000	5.000	03/01/21	7,081
Tarrant Regional Water District Revenue Bonds	1,150	5.000	03/01/22	1,377
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds	3,775	6.250	12/15/26	4,573
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds	900	5.000	12/15/24	1,031
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds	3,515	5.000	12/15/27	3,907
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,445	7.500	12/31/31	1,728
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,250	7.500	06/30/33	1,511
Texas Public Finance Authority Revenue Bonds	10,985	4.000	07/01/17	11,436

See accompanying notes which are an integral part of the financial statements.

506 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds	400	4.000	08/15/16	411
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds	445	4.000	08/15/17	472
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds	300	4.000	08/15/18	325
Texas Transportation Commission State Highway Fund Revenue Bonds(ae)	2,500	5.000	04/01/16	2,550
				128,822
Utah - 0.3%
County of Salt Lake Utah Revenue Bonds(Ê)	2,000	5.000	12/01/33	2,113
Utah State Charter School Finance Authority Revenue Bonds	465	5.250	10/15/28	538
Utah State Charter School Finance Authority Revenue Bonds	1,215	5.000	10/15/33	1,346
				3,997
Vermont - 0.0%
City of Burlington Vermont Airport Revenue Bonds(µ)	540	5.000	07/01/24	630

Virgin Islands - 1.3%
Virgin Islands Public Finance Authority Revenue Bonds	4,455	5.000	10/01/18	4,748
Virgin Islands Public Finance Authority Revenue Bonds	1,000	4.000	10/01/22	1,041
Virgin Islands Public Finance Authority Revenue Bonds(µ)	7,400	5.000	10/01/29	8,377
Virgin Islands Public Finance Authority Revenue Bonds	670	5.250	10/01/29	740
Virgin Islands Public Finance Authority Revenue Bonds	2,110	6.750	10/01/37	2,438
				17,344
Virginia - 1.3%
Chesterfield County Economic Development Authority Revenue Bonds	650	5.000	05/01/23	729
Commonwealth of Virginia General Obligation Unlimited	1,000	5.000	06/01/23	1,107
County of Fairfax Virginia General Obligation Unlimited	1,000	5.000	04/01/18	1,102
Henrico County Economic Development Authority Revenue Bonds	1,490	5.000	11/01/30	1,662
Virginia College Building Authority Revenue Bonds	530	5.000	07/01/19	570
Virginia College Building Authority Revenue Bonds	585	5.000	07/01/20	633
Virginia College Building Authority Revenue Bonds	2,350	5.000	02/01/22	2,818
Virginia College Building Authority Revenue Bonds	710	5.250	07/01/30	755
Virginia Commonwealth Transportation Board Revenue Bonds	1,950	5.000	03/15/18	2,140
Virginia Public School Authority Revenue Bonds	1,000	5.000	08/01/17	1,078
Virginia Resources Authority Revenue Bonds	3,795	5.000	11/01/21	4,570
				17,164
Washington - 3.5%
City of Seattle Washington Municipal Light & Power Revenue Bonds	5,760	5.000	05/01/20	6,698
City of Seattle Washington Municipal Light & Power Revenue Bonds	5,545	5.000	05/01/21	6,574
City of Seattle Washington Municipal Light & Power Revenue Bonds	2,820	5.000	05/01/22	3,386
County of King Washington Sewer Revenue Bonds	3,085	5.000	01/01/28	3,592
Energy Northwest Revenue Bonds	1,000	7.125	07/01/16	1,046
Energy Northwest Revenue Bonds	2,000	5.000	07/01/19	2,290
Greater Wenatchee Regional Events Center Public Facilities Dist Revenue Bonds	1,060	3.750	09/01/19	1,087
Greater Wenatchee Regional Events Center Public Facilities Dist Revenue Bonds	1,000	4.500	09/01/22	1,053
Mason County School District No. 309 Shelton General Obligation Unlimited(µ)	1,115	5.000	12/01/18	1,223
Pierce County School District No. 3 Puyallup General Obligation Unlimited(µ)(ae)	1,000	5.000	12/01/15	1,004
Port of Seattle Washington Revenue Bonds	1,000	5.000	06/01/22	1,155
Port of Seattle Washington Revenue Bonds	1,285	5.000	03/01/23	1,533
Snohomish County School District No. 15 Edmonds General Obligation Unlimited(µ)(ae)	2,000	5.000	06/01/16	2,055
State of Washington General Obligation Unlimited	1,000	5.000	07/01/17	1,073
State of Washington Revenue Bonds	8,000	5.000	09/01/20	9,286
Washington Health Care Facilities Authority Revenue Bonds	270	5.000	03/01/18	293
Washington Health Care Facilities Authority Revenue Bonds	700	5.000	07/01/30	788
Washington State Housing Finance Commission Revenue Bonds	1,400	4.375	01/01/21	1,418
				45,554
West Virginia - 0.2%
County of Mason West Virginia Revenue Bonds(Ê)	1,000	1.625	10/01/22	1,001
West Virginia University Revenue Bonds	1,350	5.000	10/01/21	1,593
				2,594
Wisconsin - 1.5%
City of Marshfield Wisconsin Electric System Revenue Bonds	4,000	5.500	12/01/30	4,768

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 507

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal				Fair
	Amount ($)		Rate	Date of	Value
	or Shares		%	Maturity	$
Public Finance Authority Revenue Bonds	1,250		5.125	11/15/29	1,293
State of Wisconsin General Obligation Unlimited	4,250		5.000	11/01/20	5,024
Wisconsin Department of Transportation Revenue Bonds(µ)	1,500		5.000	07/01/19	1,717
Wisconsin Department of Transportation Revenue Bonds	5,950		5.000	07/01/22	7,177
					19,979
Wyoming - 0.2%
County of Laramie Wyoming Revenue Bonds	1,000		4.000	05/01/22	1,102
County of Sweetwater Wyoming Revenue Bonds	1,000		5.000	12/15/16	1,048
County of Sweetwater Wyoming Revenue Bonds	1,000		5.000	12/15/18	1,082
					3,232
Total Municipal Bonds (cost $1,204,731)					1,247,997

Short-Term Investments - 3.1%
Russell U.S. Cash Management Fund	40,825,015	(8)			40,825
Total Short-Term Investments (cost $40,825)					40,825

Total Investments 98.5% (identified cost $1,245,556)					1,288,822
Other Assets and Liabilities, Net - 1.5%					19,736
Net Assets - 100.0%					1,308,558

See accompanying notes which are an integral part of the financial statements.

508 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2015

Presentation of Portfolio Holdings

Amount in thousands
		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Municipal Bonds
Alabama	$—	$19,179	$—	$19,179	1.5
Alaska	—	1,181	—	1,181	0.1
Arizona	—	36,028	—	36,028	2.7
Arkansas	—	1,612	—	1,612	0.1
California	—	113,717	—	113,717	8.7
Colorado	—	28,952	—	28,952	2.2
Connecticut	—	16,617	—	16,617	1.3
Delaware	—	1,074	—	1,074	0.1
District of Columbia	—	2,231	—	2,231	0.2
Florida	—	115,175	—	115,175	8.8
Georgia	—	22,541	—	22,541	1.7
Guam	—	12,362	—	12,362	0.9
Hawaii	—	1,666	—	1,666	0.1
Idaho	—	8,001	—	8,001	0.6
Illinois	—	92,993	—	92,993	7.1
Indiana	—	5,470	—	5,470	0.4
Iowa	—	6,390	—	6,390	0.5
Kansas	—	4,789	—	4,789	0.4
Kentucky	—	2,310	—	2,310	0.2
Louisiana	—	20,065	—	20,065	1.5
Maryland	—	3,933	—	3,933	0.3
Massachusetts	—	7,798	—	7,798	0.6
Michigan	—	45,985	—	45,985	3.5
Minnesota	—	11,591	—	11,591	0.9
Mississippi	—	2,828	—	2,828	0.2
Missouri	—	12,480	—	12,480	1.0
Nebraska	—	8,981	—	8,981	0.7
Nevada	—	12,722	—	12,722	1.0
New Hampshire	—	3,779	—	3,779	0.3
New Jersey	—	62,281	—	62,281	4.8
New Mexico	—	3,933	—	3,933	0.3
New York	—	121,271	—	121,271	9.3
North Carolina	—	7,282	—	7,282	0.6
North Dakota	—	3,636	—	3,636	0.3
Ohio	—	62,550	—	62,550	4.8
Oklahoma	—	3,518	—	3,518	0.3
Oregon	—	5,172	—	5,172	0.4
Pennsylvania	—	54,810	—	54,810	4.2
Puerto Rico	—	42,895	—	42,895	3.3
Rhode Island	—	574	—	574	—*
South Carolina	—	8,467	—	8,467	0.6
South Dakota	—	2,353	—	2,353	0.2
Tennessee	—	7,489	—	7,489	0.6
Texas	—	128,822	—	128,822	9.8
Utah	—	3,997	—	3,997	0.3
Vermont	—	630	—	630	—*
Virgin Islands	—	17,344	—	17,344	1.3
Virginia	—	17,164	—	17,164	1.3
Washington	—	45,554	—	45,554	3.5
West Virginia	—	2,594	—	2,594	0.2
Wisconsin	—	19,979	—	19,979	1.5
Wyoming	—	3,232	—	3,232	0.2
Short-Term Investments	—	40,825	—	40,825	3.1
Total Investments	$—	$1,288,822	$—	$1,288,822	98.5
Other Assets and Liabilities, Net					1.5
					100.0

*     Less than .05% of net assets

For a description of the Levels see note 2 in the Notes to Financial Statements
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 509

Russell Investment Company
Russell Tax Exempt Bond Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$1,245,556
Investments, at fair value(>)	1,288,822
Receivables:
Dividends and interest	17,654
Dividends from affiliated Russell funds	3
Fund shares sold	4,917
Total assets	1,311,396

Liabilities
Payables:
Investments purchased	681
Fund shares redeemed	1,478
Accrued fees to affiliates	581
Other accrued expenses	98
Total liabilities	2,838

Net Assets	$1,308,558

See accompanying notes which are an integral part of the financial statements.

510 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,983
Accumulated net realized gain (loss)	(717)
Unrealized appreciation (depreciation) on investments	43,266
Shares of beneficial interest	565
Additional paid-in capital	1,262,461
Net Assets	$1,308,558

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$23.23
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$24.14
Class A — Net assets	$19,472,282
Class A — Shares outstanding ($.01 par value)	838,314
Net asset value per share: Class C(#)	$23.10
Class C — Net assets	$26,214,566
Class C — Shares outstanding ($.01 par value)	1,134,797
Net asset value per share: Class E(#)	$23.19
Class E — Net assets	$50,598,439
Class E — Shares outstanding ($.01 par value)	2,182,221
Net asset value per share: Class S(#)	$23.15
Class S — Net assets	$ 1,212,272,800
Class S — Shares outstanding ($.01 par value)	52,369,968
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$40,825
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 511

Russell Investment Company
Russell Tax Exempt Bond Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends from affiliated Russell funds	$57
Interest	42,271
Total investment income	42,328

Expenses
Advisory fees	4,017
Administrative fees	638
Custodian fees	154
Distribution fees - Class A	46
Distribution fees - Class C	206
Transfer agent fees - Class A	37
Transfer agent fees - Class C	55
Transfer agent fees - Class E	126
Transfer agent fees - Class S	2,460
Professional fees	79
Registration fees	131
Shareholder servicing fees - Class C	69
Shareholder servicing fees - Class E	157
Trustees’ fees	34
Printing fees	48
Miscellaneous	33
Expenses before reductions	8,290
Expense reductions	(770)
Net expenses	7,520
Net investment income (loss)	34,808

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	2,000
Net change in unrealized appreciation (depreciation) on investments	(6,291)
Net realized and unrealized gain (loss)	(4,291)
Net Increase (Decrease) in Net Assets from Operations	$30,517

See accompanying notes which are an integral part of the financial statements.

512 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$34,808	$25,550
Net realized gain (loss)	2,000	(1,752)
Net change in unrealized appreciation (depreciation)	(6,291)	31,378
Net increase (decrease) in net assets from operations	30,517	55,176

Distributions
From net investment income
Class A	(423)	(334)
Class C	(445)	(385)
Class E	(1,494)	(1,199)
Class S	(31,925)	(22,836)
Net decrease in net assets from distributions	(34,287)	(24,754)

Share Transactions*
Net increase (decrease) in net assets from share transactions	53,719	349,263
Total Net Increase (Decrease) in Net Assets	49,949	379,685

Net Assets
Beginning of period	1,258,609	878,924
End of period	$1,308,558	$1,258,609
Undistributed (overdistributed) net investment income included in net assets	$2,983	$2,462

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 513

Russell Investment Company
Russell Tax Exempt Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	398	$9,221	301	$6,894
Proceeds from reinvestment of distributions	18	418	14	330
Payments for shares redeemed	(326)	(7,550)	(312)	(7,098)
Net increase (decrease)	90	2,089	3	126
Class C
Proceeds from shares sold	381	8,803	361	8,250
Proceeds from reinvestment of distributions	19	432	17	375
Payments for shares redeemed	(430)	(9,916)	(464)	(10,554)
Net increase (decrease)	(30)	(681)	(86)	(1,929)
Class E
Proceeds from shares sold	604	13,992	681	15,554
Proceeds from reinvestment of distributions	64	1,470	52	1,172
Payments for shares redeemed	(1,088)	(25,010)	(393)	(8,939)
Net increase (decrease)	(420)	(9,548)	340	7,787
Class S
Proceeds from shares sold	21,136	488,569	22,545	514,118
Proceeds from reinvestment of distributions	1,360	31,388	988	22,507
Payments for shares redeemed	(19,881)	(458,098)	(8,498)	(193,346)
Net increase (decrease)	2,615	61,859	15,035	343,279
Total increase (decrease)	2,255	$53,719	15,292	$349,263

See accompanying notes which are an integral part of the financial statements.

514 Russell Tax Exempt Bond Fund

(This page intentionally left blank)

Russell Investment Company
Russell Tax Exempt Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2015	23.27	.54	(.04)	.50	(.54)	(.54)
October 31, 2014	22.62	.50	.64	1.14	(.49)	(.49)
October 31, 2013	23.24	.45	(.63)	(.18)	(.44)	(.44)
October 31, 2012	22.48	.52	.79	1.31	(.55)	(.55)
October 31, 2011	22.64	.62	(.16)	.46	(.62)	(.62)

Class C
October 31, 2015	23.14	.38	(.05)	.33	(.37)	(.37)
October 31, 2014	22.50	.34	.62	.96	(.32)	(.32)
October 31, 2013	23.11	.28	(.61)	(.33)	(.28)	(.28)
October 31, 2012	22.36	.37	.77	1.14	(.39)	(.39)
October 31, 2011	22.53	.47	(.18)	.29	(.46)	(.46)

Class E
October 31, 2015	23.23	.55	(.05)	.50	(.54)	(.54)
October 31, 2014	22.58	.51	.64	1.15	(.50)	(.50)
October 31, 2013	23.19	.45	(.61)	(.16)	(.45)	(.45)
October 31, 2012	22.44	.54	.76	1.30	(.55)	(.55)
October 31, 2011	22.61	.63	(.17)	.46	(.63)	(.63)

Class S
October 31, 2015	23.19	.61	(.05)	.56	(.60)	(.60)
October 31, 2014	22.55	.56	.63	1.19	(.55)	(.55)
October 31, 2013	23.16	.51	(.61)	(.10)	(.51)	(.51)
October 31, 2012	22.41	.60	.76	1.36	(.61)	(.61)
October 31, 2011	22.57	.69	(.16)	.53	(.69)	(.69)

See accompanying notes which are an integral part of the financial statements.

516 Russell Tax Exempt Bond Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

23.23	2.17	19,472.83		.82	2.35	28
23.27	5.09	17,406.84		.82	2.18	15
22.62	(.77)	16,851.84		.82	1.95	23
23.24	5.89	14,649.84		.83	2.28	29
22.48	2.11	2,918.83		.83	2.80	29

23.10	1.45	26,215	1.58	1.53	1.64	28
23.14	4.32	26,956	1.59	1.53	1.47	15
22.50	(1.44)	28,147	1.59	1.53	1.24	23
23.11	5.12	31,628	1.58	1.54	1.62	29
22.36	1.35	22,694	1.59	1.54	2.12	29

23.19	2.21	50,598.83		.78	2.38	28
23.23	5.14	60,440.84		.78	2.22	15
22.58	(.68)	51,073.84		.78	1.99	23
23.19	5.87	39,034.83		.79	2.37	29
22.44	2.12	29,512.84		.79	2.86	29

23.15	2.47	1,212,273.58		.53	2.64	28
23.19	5.37	1,153,807.59		.53	2.47	15
22.55	(.44)	782,853.59		.53	2.24	23
23.16	6.14	613,006.58		.54	2.63	29
22.41	2.43	540,458.59		.54	3.11	29

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 517

Russell Investment Company
Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Commodity Strategies Fund - Class A‡			Russell Commodity Strategies Fund - Class S
	Total			Total
	Return			Return
1 Year	(31.11)%		1 Year	(26.56)%
5 Years	(11.80	)%§	5 Years	(10.51	)%§
Inception*	(8.52	)%§	Inception*	(7.27	)%§

Russell Commodity Strategies Fund - Class C			Russell Commodity Strategies Fund - Class Y
	Total			Total
	Return			Return
1 Year	(27.32)%		1 Year	(26.42)%
5 Years	(11.40	)%§	5 Years	(10.34	)%§
Inception*	(8.19	)%§	Inception*	(7.10	)%§

Russell Commodity Strategies Fund - Class E			Bloomberg Commodity Index**
	Total			Total
	Return			Return
1 Year	(26.77)%		1 Year	(25.72)%
5 Years	(10.75	)%§	5 Years	(9.85	)%§
Inception*	(7.51	)%§	Inception*	(6.52	)%§

518 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell Commodity Strategies Fund (the “Fund”) employs	mining companies announced production cuts amidst the multi-
a multi-manager approach whereby portions of the Fund are	year bear market for base metals prices.
allocated to different money manager strategies. Fund assets not	While the general trend was one of falling prices, the period was
allocated to money managers are managed by Russell Investment	not without volatility as market forces drove periodic rallies for
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	many commodities. This was most evident in the energy space,
may change the allocation of the Fund’s assets among money	where signs of slowing production and considerable investment
managers at any time. An exemptive order from the Securities	demand led to a sharp rally in oil prices in the early months of
and Exchange Commission (“SEC”) permits RIMCo to engage	2015, only to see a reversal during the third quarter of 2015.
or terminate a money manager at any time, subject to approval	Volatility was also present in the metals and agriculture markets,
by the Fund’s Board, without a shareholder vote. Pursuant to the	where signs of potential supply disruptions temporarily drove
terms of the exemptive order, the Fund is required to notify its	prices higher before ultimately descending again at the end of
shareholders within 90 days of when a money manager begins	the period.
providing services. As of October 31, 2015, the Fund had three
money managers.	This environment proved difficult for active managers, where research and investment strategy was often trumped by technical
What is the Fund’s investment objective?	or macro-driven price action. Investment flows, global monetary
The Fund seeks to provide long term total return.	policy expectations and currency movements each appeared to
play a strong role in commodity markets during the period, often
How did the Fund perform relative to its benchmark for the	causing and extending price trends that seemed at odds with
fiscal year ended October 31, 2015?	market fundamentals. Increased volatility led to varied returns
For the fiscal year ended October 31, 2015, the Fund’s Class	for the Fund’s money managers from quarter to quarter.
A, Class C, Class E, Class S, and Class Y Shares lost 26.87%,
27.32%, 26.77%, 26.56%, and 26.42%, respectively. This is	How did the investment strategies and techniques employed
compared to the Fund’s benchmark, the Bloomberg Commodity	by the Fund and its money managers affect its benchmark-
Index Total Return, which lost 25.72% during the same period.	relative performance?
The Fund’s performance includes operating expenses, whereas	The Fund employs discretionary money managers. The Fund’s
index returns are unmanaged and do not include expenses of any	discretionary money managers select the individual portfolio
kind.	securities for the assets assigned to them. Fund assets not
For the fiscal year ended October 31, 2015, the Morningstar®	allocated to discretionary money managers include the Fund’s
Commodities Broad Basket, a group of funds that Morningstar	liquidity reserves and assets which may be managed directly
considers to have investment strategies similar to those of the	by RIMCo to effect the Fund’s investment strategies and/or to
Fund, lost 25.36%. This result serves as a peer comparison and is	actively manage the Fund’s overall exposures by investing in
expressed net of operating expenses.	securities or other instruments that RIMCo believes will achieve the desired risk/return profile for the Fund.
How did the market conditions described in the Market	The Fund generally pursues its investment objective by investing
Summary report affect the Fund’s performance?	throughawholly-ownedsubsidiaryincommodity-linkedderivative
Commodity markets declined during the one year period ending	instruments (including swap agreements, futures and options
October 31, 2015. Each of the subsectors that comprise the	contracts with respect to indexes or individual commodities
Bloomberg Commodity Index Total Return experienced negative	and options on futures contracts) that provide exposure to the
returns, and no individual commodity posted a positive return	performance of the collateralized commodity futures market.
during the period. The overarching theme was one of oversupply,
with most commodities exhibiting price behavior that was	CoreCommodity Management, LLC (“CoreCommodity”)
indicative of ample inventories relative to demand. While the	outperformed the Fund’s benchmark for the fiscal year.
period was disappointing with respect to investment returns,	CoreCommodity generated a small amount of excess returns
the low price environment led to signs of important supply	relative to the benchmark through its quantitative and qualitative
curtailments across sectors. One of the more noticeable examples	approach to contract maturity selection. The manager was
of supply reduction occurred in the energy sector, where sharply	relatively conservative in deploying risk during the period, as
lower oil prices forced U.S. producers to cut capital expenditures	opportunities to add value through its yield enhancement strategy
and reduce production. Supply curtailment was also evident in	were limited. Key positions for the manager were generally
the industrial metals sector, where several of the world’s largest	concentrated in the energy and agriculture sectors.

Russell Commodity Strategies Fund 519

Russell Investment Company
Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

Credit Suisse Asset Management, LLC (“Credit Suisse”)	Fund’s benchmark over the period due to active positions across
outperformed the Fund’s benchmark for the fiscal year. Credit	sectors. Persistent overweight positions in metals commodities
Suisse was successful in adding value through contract selection	detracted from excess returns, while underweight positions to
over the course of the year, primarily by tactically buying deferred	both WTI and Brent crude oil were beneficial.
commodity contracts within the energy and agriculture sectors.	The Cargill total return swap strategy seeks to benefit from the
Credit Suisse continued to serve as a solid core strategy in the	trading expertise of global food giant Cargill. The total return
Fund, deploying active strategies with lower benchmark-relative	swap strategy underperformed the Fund’s benchmark during the
volatility when compared with the other strategies in the Fund.	period due to active positions across agricultural commodities. In
Goldman Sachs Asset Management, L.P. (“GSAM”) outperformed	particular, positions in grains and oilseeds were profitable, while
the Fund’s benchmark for the fiscal year. GSAM added a small	trading in the livestock and softs sectors detracted. The swap’s
amount of excess returns during the period through its strategy	returns reflected active trading in sugar and cattle throughout the
of over and underweighting specific commodities relative to	period, which contributed to benchmark-relative losses.
their respective weights in the benchmark. The manager relies
on extensive fundamental research to evaluate the relative	Describe any changes to the Fund’s structure or the money
attractiveness of benchmark and non-benchmark commodities	manager line-up.
and takes positions according to these views. The manager actively	There were no changes to the Fund’s structure or money manager
traded commodities across the index during the period, moving	line up during the fiscal year.
from overweight positions in energy commodities at the beginning	Money Managers as of October 31,
of the period, to sizable underweight positions throughout most	2015	Styles
of 2015. Energy trading was profitable for the strategy, with
	Credit Suisse Asset Management, LLC	Enhanced Index
benchmark-relative gains coming from active positions in natural	Goldman Sachs Asset Management, L.P.	Fully Active Commodity
gas and WTI crude oil. The manager was also active in the	CoreCommodity Management, LLC	Fully Active Commodity
agriculture and metals sectors during the period. Positions in	The views expressed in this report reflect those of the portfolio
corn and wheat were beneficial, while out of benchmark positions	managers only through the end of the period covered by
in platinum and palladium detracted from benchmark relative	the report. These views do not necessarily represent the
performance.	views of RIMCo or any other person in RIMCo or any other
Strategies employed by RIMCo in the Fund include an	affiliated organization. These views are subject to change
allocation to a RIMCo-developed backwardation strategy and the	at any time based upon market conditions or other events,
implementation of a total return swap with Cargill, Inc. (“Cargill”).	and RIMCo disclaims any responsibility to update the views
RIMCo’s backwardation strategy seeks to achieve excess return	contained herein. These views should not be relied on as
through the use of a quantitative model that selects and weights	investment advice and, because investment decisions for
exposure to individual commodities based upon their relative	a Russell Investment Company (“RIC”) Fund are based on
attractiveness. The backwardation strategy underperformed the	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on June 30, 2010.

** The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The index currently represents 20 commodities, which are weighted to account for economic significance and market liquidity.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

520 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Shareholder Expense Example — October 31, 2015

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$837.80	$1,017.80
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$6.81	$7.48

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.47%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$834.60	$1,014.01
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$10.27	$11.27
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 2.22%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$837.80	$1,017.80
	Expenses Paid During Period*	$6.81	$7.48

* Expenses are equal to the Fund's annualized expense ratio of 1.47%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Commodity Strategies Fund 521

Russell Investment Company
Russell Commodity Strategies Fund

Shareholder Expense Example, continued — October 31, 2015

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$839.30	$1,019.06
Expenses Paid During Period*	$5.66	$6.21

* Expenses are equal to the Fund's annualized expense ratio of 1.22%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$840.20	$1,020.01
Expenses Paid During Period*	$4.78	$5.24

* Expenses are equal to the Fund's annualized expense ratio of 1.03%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

522 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair	Principal	Fair
	Amount ($)		Value	Amount ($)	Value
	or Shares		$	or Shares	$
Short-Term Investments - 94.4%
Russell U.S. Cash Management Fund (a)	705,734,953	(8)	705,735	Total Investments 94.4%
United States Treasury Bills				(identified cost $735,733)	735,733
0.080% due 11/19/15(~)(ç)(§)	25,500		25,499
-0.020% due 11/19/15(~)(ç)(§)	1,500		1,500	Other Assets and Liabilities,
-0.010% due 01/14/16(~)(§)	3,000		2,999	Net - 5.6%	43,972
Total Short-Term Investments
(cost $735,733)			735,733	Net Assets - 100.0%	779,705

(a) Russell U.S. Cash Management Fund is an investment fund which is valued daily and allows redemptions on a daily basis. The fund exists primarily for the investment and reinvestment of cash balances held by Russell Investment Company and Russell Investment Funds. Russell
Commodity Strategies Fund’s ownership in the Russell U.S. Cash Management Fund includes proportional ownership in United States Treasury
Notes and Federal Home Loan Discount Notes with approximate aggregate values of $79,032,787 and $98,565,194, respectively which represents
10.14% and 12.64%, respectively of Russell Commodity Strategies Fund’s net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 523

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Natural Gas Futures	50	USD	1,225	03/16	(169)
Short Positions
Natural Gas Futures	50	USD	1,251	02/16	212
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					43

Total Return Swap Contracts (*)
Amounts in thousands
Fund Receives/(Pays)		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Long Reference Entity
Bloomberg Aluminum Subindex	Merrill Lynch	USD	5,110	04/04/16	(1)
Bloomberg Aluminum Subindex	UBS	USD	1,212	03/10/16	—
Bloomberg Brent Crude Subindex	Merrill Lynch	USD	5,100	04/04/16	(1)
Bloomberg Coffee Subindex	Merrill Lynch	USD	522	04/04/16	—
Bloomberg Coffee Subindex	UBS	USD	1,937	02/16/16	—
Bloomberg Commodity Index	UBS	USD	131,139	03/08/16	(15)
Bloomberg Commodity Index 2 Month Forward Total
Return	BNP Paribas	USD	35	11/30/15	(37)
Bloomberg Commodity Index 2 Month Forward Total
Return	Morgan Stanley	USD	55	11/30/15	(58)
Bloomberg Commodity Index 2 Month Forward Total
Return	Societe Generale	USD	60	11/30/15	(64)
Bloomberg Commodity Index 2 Month Forward Total
Return	UBS	USD	34	11/30/15	(36)
Bloomberg Commodity Index Total Return	BNP Paribas	USD	13,535	11/30/15	(33)
Bloomberg Commodity Index Total Return	Morgan Stanley	USD	4,841	11/30/15	(12)
Bloomberg Commodity Index Total Return	Societe Generale	USD	10,339	11/30/15	(25)
Bloomberg Commodity Index Total Return	UBS	USD	15,708	11/30/15	(39)
Bloomberg Cotton Subindex	Merrill Lynch	USD	1,974	04/04/16	—
Bloomberg Gold Subindex	Merrill Lynch	USD	4,818	01/15/16	(1)
Bloomberg Gold Subindex	UBS	USD	1,483	03/10/16	—
Bloomberg Heating Oil Subindex	Merrill Lynch	USD	5,221	01/15/16	(1)
Bloomberg Lean Hogs Subindex	Merrill Lynch	USD	1,502	04/04/16	—
Bloomberg Lean Hogs Subindex	UBS	USD	1,481	03/10/16	—
Bloomberg Live Cattle Subindex	Merrill Lynch	USD	5,037	04/04/16	(1)
Bloomberg Natural Gas Subindex	Merrill Lynch	USD	9,780	04/04/16	(1)
Bloomberg Natural Gas Subindex	Merrill Lynch	USD	5,277	04/04/16	—
Bloomberg Natural Gas Subindex	UBS	USD	2,317	01/23/16	(1)
Bloomberg Natural Gas Subindex	UBS	USD	3,679	03/16/16	(1)
Bloomberg Natural Gas Subindex	UBS	USD	2,323	03/16/16	(1)
Bloomberg Natural Gas Subindex	UBS	USD	1,008	03/16/16	—
Bloomberg Nickel Subindex	Merrill Lynch	USD	3,207	01/15/16	(1)
Bloomberg Platinum Subindex	Merrill Lynch	USD	10,446	04/04/16	(1)
Bloomberg Silver Subindex	Merrill Lynch	USD	2,792	01/15/16	—
Bloomberg Soy Meal Subindex	Merrill Lynch	USD	3,115	04/04/16	(1)
Bloomberg Soy Meal Subindex	UBS	USD	794	03/21/16	—
Bloomberg Soybean Oil Subindex	Merrill Lynch	USD	1,536	04/04/16	—
Bloomberg Soybean Oil Subindex	UBS	USD	1,076	03/10/16	—
Bloomberg Sugar Subindex	Merrill Lynch	USD	5,470	04/04/16	(1)
Bloomberg Sugar Subindex	UBS	USD	674	02/16/16	—
Bloomberg Unleaded Gasonline Subindex	Merrill Lynch	USD	4,824	04/04/16	(1)
Bloomberg Unleaded Gasonline Subindex	UBS	USD	1,373	03/16/16	—
Bloomberg WTI Crude Oil Subindex 3 Month Forward	Merrill Lynch	USD	2,584	04/04/16	—
Bloomberg WTI Crude Oil Subindex 3 Month Forward	Merrill Lynch	USD	3,873	04/04/16	—
Bloomberg WTI Crude Oil Subindex 3 Month Forward	Merrill Lynch	USD	1,566	04/04/16	—
Bloomberg WTI Crude Oil Subindex 3 Month Forward	Merrill Lynch	USD	1,358	04/04/16	—
Cargill Custom Index	Cargill	USD	129,540	03/31/16	—
Macquarie Commodity Customized Product	Macquarie Securities	USD	27,377	11/30/15	(74)
Merrill Lynch Commodity Index eXtra BIN1 Index	Bank of America	USD	27,387	11/30/15	—
Merrill Lynch Commodity Index eXtra CS2T Index	Bank of America	USD	50,191	11/30/15	(155)
Merrill Lynch Commodity Index eXtra(Palladium) Excess
Return	Merrill Lynch	USD	9,602	04/04/16	(1)
Russell Core Commodity Diversified Index	Newedge	USD	139,244	09/09/16	904
Societe Generale Commodity P04T Index	Societe Generale	USD	17,552	11/30/15	(53)

See accompanying notes which are an integral part of the financial statements.

524 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands
Fund Receives/(Pays)		Notional	Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount	Date	$
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)				288

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The fixed fees embedded in the total return swaps held as of October 31, 2015 ranged from 0.00% to 0.45%. The floating rate fees were all based on the 3-month Treasury Bill rate plus a fee ranging from 0.138% to 0.296%. For the period ended October 31, 2015, there were no performance based fees.

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Short-Term Investments	$—	$735,733	$—	$735,733	94.4
Total Investments	—	735,733	—	735,733	94.4
Other Assets and Liabilities, Net					5.6
					100.0
Other Financial Instruments
Futures Contracts	43	—	—	43	—*
Total Return Swap Contracts	—	288	—	288	—*
Total Other Financial Instruments**	$43	$288	$—	$331

*      Less than .05% of net assets.
**    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 525

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

Commodity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$212
Total return swap contracts, at fair value	904
Total	$1,116

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$169
Total return swap contracts, at fair value	616
Total	$785
Commodity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(393)
Total return swap contracts	(284,803)
Total	$(285,196)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$43
Total return swap contracts	3,725
Total	$3,768

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

526 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$30	$—	$30
Total Return Swap Contracts	Total return swap contracts, at fair value	904	—	904
Total Financial and Derivative Assets		934	—	934
Financial and Derivative Assets not subject to a netting agreement		(30)	—	(30)
Total Financial and Derivative Assets subject to a netting agreement		$904	$—	$904

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Newedge	$904	$—	$ —	$ 904
Total	$904	$—	$ —	$ 904

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 527

Russell Investment Company
Russell Commodity Strategies Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$36	$—	$36
Total Return Swap Contracts	Total return swap contracts, at fair value	616	—	616
Total Financial and Derivative Liabilities		652	—	652
Financial and Derivative Liabilities not subject to a netting agreement		(36)	—	(36)
Total Financial and Derivative Liabilities subject to a netting agreement		$616	$—	$616

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$155	$—	155	$—
BNP Paribas	71	—	71	—
Macquarie	74	—	74	—
Merrill Lynch	11	—	11	—
Morgan Stanley	70	—	70	—
Societe Generale	142	—	142	—
UBS	93	—	93	—
Total	$616	$—	616	$—

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

528 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Statement of Assets and Liabilities(†) — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$735,733
Investments, at fair value(>)	735,733
Cash (restricted)(a)(b)	51,785
Receivables:
Dividends and interest	7
Dividends from affiliated Russell funds	69
Investments sold	2,828
Fund shares sold	1,170
Variation margin on futures contracts	30
Prepaid expenses	1
Total return swap contracts, at fair value(8)	904
Total assets	792,527

Liabilities
Payables:
Due to custodian	87
Investments purchased	10,525
Fund shares redeemed	595
Accrued fees to affiliates	743
Other accrued expenses	220
Variation margin on futures contracts	36
Total return swap contracts, at fair value(8)	616
Total liabilities	12,822

Net Assets	$779,705

(†)     The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 529

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Statement of Assets and Liabilities(†) , continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(6,713)
Accumulated net realized gain (loss)	(35)
Unrealized appreciation (depreciation) on:
Futures contracts	43
Total return swap contracts	288
Shares of beneficial interest	1,381
Additional paid-in capital	784,741
Net Assets	$779,705

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$5.58
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$5.92
Class A — Net assets	$7,826,163
Class A — Shares outstanding ($.01 par value)	1,401,716
Net asset value per share: Class C(#)	$5.40
Class C — Net assets	$5,029,230
Class C — Shares outstanding ($.01 par value)	931,553
Net asset value per share: Class E(#)	$5.58
Class E — Net assets	$12,614,620
Class E — Shares outstanding ($.01 par value)	2,259,822
Net asset value per share: Class S(#)	$5.64
Class S — Net assets	$579,005,546
Class S — Shares outstanding ($.01 par value)	102,666,077
Net asset value per share: Class Y(#)	$5.68
Class Y — Net assets	$175,229,764
Class Y — Shares outstanding ($.01 par value)	30,860,940
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$705,735
(8) Total return swap contracts – premium paid (received)	$—
(a) Cash Collateral for Swaps	$46,786
(b) Cash Collateral for Futures	$4,999

(#)     Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(†)     The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

530 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Statement of Operations(†) — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$75
Dividends from affiliated Russell funds	734
Interest	25
Total investment income	834

Expenses
Advisory fees	13,889
Administrative fees	533
Custodian fees	466
Distribution fees - Class A	23
Distribution fees - Class C	48
Transfer agent fees - Class A	18
Transfer agent fees - Class C	13
Transfer agent fees - Class E	30
Transfer agent fees - Class S	1,368
Transfer agent fees - Class Y	10
Professional fees	154
Registration fees	111
Shareholder servicing fees - Class C	16
Shareholder servicing fees - Class E	37
Trustees’ fees	24
Printing fees	166
Miscellaneous	126
Expenses before reductions	17,032
Expense reductions	(5,695)
Net expenses	11,337
Net investment income (loss)	(10,503)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4
Futures contracts	(393)
Total return swap contracts	(284,803)
Net realized gain (loss)	(285,192)
Net change in unrealized appreciation (depreciation) on:
Investments	27
Futures contracts	43
Total return swap contracts	3,725
Net change in unrealized appreciation (depreciation)	3,795
Net realized and unrealized gain (loss)	(281,397)
Net Increase (Decrease) in Net Assets from Operations	$(291,900)

(†)     The Statement of Operations is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 531

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets(†)

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(10,503)	$(13,271)
Net realized gain (loss)	(285,192)	(85,411)
Net change in unrealized appreciation (depreciation)	3,795	3,497
Net increase (decrease) in net assets from operations	(291,900)	(95,185)

Distributions
From net investment income
Class A	—	(—)**
Class C	—	(—)**
Class E	—	(—)**
Class S	—	(—)**
Class Y	—	(—)**
From net realized gain
Class A	—	(1)
Class C	—	(1)
Class E	—	(1)
Class S	—	(39)
Class Y	—	(17)
Net decrease in net assets from distributions	—	(59)

Share Transactions*
Net increase (decrease) in net assets from share transactions	20,927	(88,866)
Total Net Increase (Decrease) in Net Assets	(270,973)	(184,110)

Net Assets
Beginning of period	1,050,678	1,234,788
End of period	$779,705	$1,050,678
Undistributed (overdistributed) net investment income included in net assets	$(6,713)	$(8,713)

**     Less than $500.
(†)     The Statements of Changes in Net Assets is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund
          Ltd.  (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
          Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

532 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets(†), continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	492	$3,224	656	$5,522
Proceeds from reinvestment of distributions	—	—	—**	1
Payments for shares redeemed	(559)	(3,669)	(1,609)	(13,641)
Net increase (decrease)	(67)	(445)	(953)	(8,118)
Class C
Proceeds from shares sold	171	1,076	182	1,506
Proceeds from reinvestment of distributions	—	—	—**	1
Payments for shares redeemed	(376)	(2,393)	(440)	(3,618)
Net increase (decrease)	(205)	(1,317)	(258)	(2,111)
Class E
Proceeds from shares sold	646	4,107	461	3,809
Proceeds from reinvestment of distributions	—	—	—**	1
Payments for shares redeemed	(670)	(4,243)	(650)	(5,416)
Net increase (decrease)	(24)	(136)	(189)	(1,606)
Class S
Proceeds from shares sold	42,126	277,127	34,740	292,802
Proceeds from reinvestment of distributions	—	—	4	39
Payments for shares redeemed	(42,692)	(278,855)	(30,449)	(256,580)
Net increase (decrease)	(566)	(1,728)	4,295	36,261
Class Y
Proceeds from shares sold	16,705	111,513	2,572	21,636
Proceeds from reinvestment of distributions	—	—	2	17
Payments for shares redeemed	(14,243)	(86,960)	(15,938)	(134,945)
Net increase (decrease)	2,462	24,553	(13,364)	(113,292)
Total increase (decrease)	1,600	$20,927	(10,469)	$(88,866)

**     Less than 500 shares.
(†)     The Statements of Changes in Net Assets is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund
          Ltd.  (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
          Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 533

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Financial Highlights — For the Periods Ended(†)

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions	$
	Beginning of	Income	and Unrealized	Investment	from Net	from Net	Return of
	Period	(Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain	Capital
Class A
October 31, 2015	7.64	(.09)	(1.97)	(2.06)	—	—	—
October 31, 2014	8.35	(.12)	(.59)	(.71)	—(f)	—(f)	—
October 31, 2013	9.50	(.12)	(1.03)	(1.15)	—	—	—
October 31, 2012	10.55	(.13)	(.53)	(.66)	(.15)	(.02)	(.22)
October 31, 2011	11.65	(.15)	.53	.38	(1.48)	—(f)	—

Class C
October 31, 2015	7.44	(.13)	(1.91)	(2.04)	—	—	—
October 31, 2014	8.20	(.18)	(.58)	(.76)	—(f)	—(f)	—
October 31, 2013	9.39	(.19)	(1.00)	(1.19)	—	—	—
October 31, 2012	10.45	(.20)	(.53)	(.73)	(.09)	(.02)	(.22)
October 31, 2011	11.61	(.23)	.52	.29	(1.45)	—(f)	—

Class E
October 31, 2015	7.63	(.09)	(1.96)	(2.05)	—	—	—
October 31, 2014	8.35	(.12)	(.60)	(.72)	—(f)	—(f)	—
October 31, 2013	9.50	(.12)	(1.03)	(1.15)	—	—	—
October 31, 2012	10.54	(.13)	(.52)	(.65)	(.15)	(.02)	(.22)
October 31, 2011	11.64	(.15)	.52	.37	(1.47)	—(f)	—

Class S
October 31, 2015	7.69	(.07)	(1.98)	(2.05)	—	—	—
October 31, 2014	8.40	(.10)	(.61)	(.71)	—(f)	—(f)	—
October 31, 2013	9.52	(.10)	(1.02)	(1.12)	—	—	—
October 31, 2012	10.58	(.11)	(.53)	(.64)	(.18)	(.02)	(.22)
October 31, 2011	11.65	(.12)	.53	.41	(1.48)	—(f)	—

Class Y
October 31, 2015	7.73	(.06)	(1.99)	(2.05)	—	—	—
October 31, 2014	8.42	(.08)	(.61)	(.69)	—(f)	—(f)	—
October 31, 2013	9.54	(.08)	(1.04)	(1.12)	—	—	—
October 31, 2012	10.59	(.09)	(.53)	(.62)	(.19)	(.02)	(.22)
October 31, 2011	11.65	(.10)	.53	.43	(1.49)	—(f)	—

See accompanying notes which are an integral part of the financial statements.

534 Russell Commodity Strategies Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

—	5.58	(26.96)	7,826	2.09	1.48	(1.39)	—
— (f)	7.64	(8.50)	11,212	2.08	1.52	(1.41)	302
—	8.35	(12.11)	20,224	2.04	1.52	(1.37)	145
(.39)	9.50	(6.28)	21,301	2.08	1.55	(1.39)	60
(1.48)	10.55	2.85	21,609	1.78	1.48	(1.30)	123

—	5.40	(27.42)	5,029	2.83	2.23	(2.14)	—
— (f)	7.44	(9.26)	8,454	2.83	2.27	(2.16)	302
—	8.20	(12.67)	11,436	2.79	2.27	(2.12)	145
(.33)	9.39	(7.01)	14,104	2.83	2.30	(2.15)	60
(1.45)	10.45	2.07	14,748	2.53	2.23	(2.05)	123

—	5.58	(26.87)	12,615	2.09	1.48	(1.39)	—
— (f)	7.63	(8.62)	17,427	2.08	1.52	(1.41)	302
—	8.35	(12.11)	20,652	2.04	1.52	(1.36)	145
(.39)	9.50	(6.23)	17,078	2.08	1.54	(1.38)	60
(1.47)	10.54	2.81	14,850	1.78	1.48	(1.30)	123

—	5.64	(26.66)	579,005	1.84	1.23	(1.14)	—
— (f)	7.69	(8.45)	793,989	1.83	1.27	(1.16)	302
—	8.40	(11.76)	830,645	1.79	1.27	(1.12)	145
(.42)	9.52	(6.10)	762,582	1.83	1.30	(1.14)	60
(1.48)	10.58	3.15	690,537	1.53	1.23	(1.05)	123

—	5.68	(26.52)	175,230	1.64	1.04	(.95)	—
— (f)	7.73	(8.19)	219,596	1.63	1.08	(.97)	302
—	8.42	(11.74)	351,831	1.60	1.08	(.93)	145
(.43)	9.54	(5.82)	445,434	1.65	1.11	(.95)	60
(1.49)	10.59	3.31	494,246	1.35	1.05	(.87)	123

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 535

Russell Investment Company
Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Global Infrastructure Fund - Class A‡			Russell Global Infrastructure Fund - Class S
	Total			Total
	Return			Return
1 Year	(9.05)%		1 Year	(3.25)%
5 Years	6.08	%§	5 Years	7.62	%§
Inception*	6.85	%§	Inception*	8.36	%§

Russell Global Infrastructure Fund - Class C			Russell Global Infrastructure Fund - Class Y
	Total			Total
	Return			Return
1 Year	(4.23)%		1 Year	(3.15)%
5 Years	6.53	%§	5 Years	7.80	%§
Inception*	7.28	%§	Inception*	8.54	%§

Russell Global Infrastructure Fund - Class E			S&P Global Infrastructure Index Net (USD)SM**
	Total			Total
	Return			Return
1 Year	(3.50)%		1 Year	(6.29)%
5 Years	7.34	%§	5 Years	5.71	%§
Inception*	8.09	%§	Inception*	6.56	%§

536 Russell Global Infrastructure Fund

Russell Investment Company
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Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell Global Infrastructure Fund (the “Fund”) employs	How did the investment strategies and techniques employed
a multi-manager approach whereby portions of the Fund are	by the Fund and its money managers affect its benchmark-
allocated to different money manager strategies. Fund assets not	relative performance?
allocated to money managers are managed by Russell Investment	The Fund employs discretionary money managers. The Fund’s
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	discretionary money managers select the individual portfolio
may change the allocation of the Fund’s assets among money	securities for the assets assigned to them. Fund assets not
managers at any time. An exemptive order from the Securities	allocated to discretionary money managers include the Fund’s
and Exchange Commission (“SEC”) permits RIMCo to engage	liquidity reserves and assets which may be managed directly
or terminate a money manager at any time, subject to approval	by RIMCo to effect the Fund’s investment strategies and/or to
by the Fund’s Board, without a shareholder vote. Pursuant to the	actively manage the Fund’s overall exposures by investing in
terms of the exemptive order, the Fund is required to notify its	securities or other instruments that RIMCo believes will achieve
shareholders within 90 days of when a money manager begins	the desired risk/return profile for the Fund.
providing services. As of October 31, 2015, the Fund had four
money managers.	Cohen & Steers Capital Management, Inc. (“Cohen”) outperformed the Fund’s benchmark for the fiscal year. Cohen implements a
What is the Fund’s investment objective?	“growth at a reasonable price” strategy incorporating both top-
The Fund seeks to provide long term growth of capital and current	down and bottom-up components. The key driver of Cohen’s
income.	outperformance was an underweight position in European utilities, which struggled during the period. Out-of-index exposure to the
How did the Fund perform relative to its benchmark for the	wireless towers sector also benefited performance. An overweight
fiscal year ended October 31, 2015?	to North American pipelines was a modest detractor from
For the fiscal year ended October 31, 2015, the Fund’s Class A,	performance.
Class C, Class E, Class S, and Class Y Shares lost 3.49%, 4.23%,
3.50%, 3.25%, and 3.15%, respectively. This is compared to	Colonial First State Asset Management (Australia) Limited
the Fund’s benchmark, the S&P Global Infrastructure Index	(“Colonial”) outperformed the Fund’s benchmark for the fiscal
(Net), which lost 6.29% during the same period. The Fund’s	year. Colonial utilizes a fundamental relative value strategy that
performance includes operating expenses, whereas index returns	features significant ex-benchmark exposure. Stock selection in
are unmanaged and do not include expenses of any kind.	the multi-utilities sector and out-of-index exposure to several gas utilities companies drove outperformance. Also contributing
For the fiscal year ended October 31, 2015, the Morningstar®	were an underweight to the oil & gas pipeline sector and out-of-
World Stock, a group of funds that Morningstar considers to have	benchmark exposure to Japanese passenger rail. An underweight
investment strategies similar to those of the Fund, gained 0.34%.	to the airports sector was the most notable detractor from
This return serves as a peer comparison and is expressed net of	performance.
operating expenses.	Lazard Asset Management LLC (“Lazard”) outperformed the
How did the market conditions described in the Market	Fund’s benchmark for the fiscal year. Outperformance was driven
Summary report affect the Fund’s performance?	by a large underweight to commodity-sensitive companies.
ForthefiscalyearendedOctober31,2015,theglobalinfrastructure	Lazard’s portfolio did not have any exposure to the oil and
market, as measured by the S&P Global Infrastructure Index	gas pipeline sector, which was the weakest area of the listed
(Net), delivered a -6.29% return. Within the global infrastructure	infrastructure market. Out-of-index exposure to North American
sector, there was a wide dispersion in company performance, as	freight rail companies detracted from performance.
owners of transportation infrastructure benefited from generally	Nuveen Asset Management, Inc. (“Nuveen”) outperformed the
strong passenger volume growth, while companies with energy-	Fund’s benchmark for the fiscal year. Nuveen utilizes a bottom-up
related businesses sold off in response to significant energy	relative value strategy that features a high degree of turnover. The
commodity price declines during the period. At the sub-industry	primary drivers of outperformance were underweight positions
level, airports and toll roads were the best performers, while	in the German integrated utilities and North American pipelines
electric utilities recorded modestly negative performance and	sectors, in addition to out-of-index exposure to wireless towers
pipelines experienced the largest share price declines. From a	and stock selection in electric utilities. Emerging markets marine
regional perspective, developed Asia and the emerging markets	port exposure detracted from performance during the period.
delivered positive returns, outperforming relative to Europe and	RIMCo utilized a strategy during the period to implement sector
North America, which declined during the fiscal year.	tilting through the use/purchase of infrastructure stocks. The

Russell Global Infrastructure Fund 537

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Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

strategy seeks to position the portfolio to meet RIMCo’s overall	Money Managers as of October 31,
preferred positioning objectives, while optimizing the portfolio	2015	Styles
to minimize tracking error relative to the Fund’s money manager
	Cohen & Steers Capital Management, Inc	Public Market Equity
portfolios. The strategy underperformed relative to the Fund’s	Colonial First State Asset Management
benchmark as a result of exposure to the oil & gas pipeline sector.	(Australia) Limited	Public Market Equity
During the fiscal year, the Fund used index futures contracts	Lazard Asset Management, LLC	Public Market Equity
to equitize the Fund’s cash. The use of these derivatives had	Nuveen Asset Management, LLC	Public Market Equity
a modestly positive impact on performance, as equity markets	The views expressed in this report reflect those of the portfolio
delivered positive returns ahead of cash.	managers only through the end of the period covered by
the report. These views do not necessarily represent the
Fair value pricing adjustments on the last business day of	views of RIMCo or any other person in RIMCo or any other
the period detracted from the Fund’s benchmark-relative	affiliated organization. These views are subject to change
performance because the Fund’s index does not use fair value	at any time based upon market conditions or other events,
pricing adjustments.	and RIMCo disclaims any responsibility to update the views
Describe any changes to the Fund’s structure or the money	contained herein. These views should not be relied on as
manager line-up.	investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
There were no changes to the Fund’s structure or money manager	numerous factors, should not be relied on as an indication
line up during the fiscal year.	of investment decisions of any RIC Fund.

* Assumes initial investment on September 30, 2010.

** The S&P Global Infrastructure Index Net (USD)SM provides liquid and tradable exposure to 75 companies around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure classes: utilities, transportation and energy.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

538 Russell Global Infrastructure Fund

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Russell Global Infrastructure Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$932.60	$1,017.74
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$7.21	$7.53

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.48%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$928.50	$1,013.96
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$10.84	$11.32
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 2.23%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$932.00	$1,017.74
	Expenses Paid During Period*	$7.21	$7.53

* Expenses are equal to the Fund's annualized expense ratio of 1.48%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Global Infrastructure Fund 539

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Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$933.10	$1,019.00
Expenses Paid During Period*	$5.99	$6.26

* Expenses are equal to the Fund's annualized expense ratio of 1.23%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$934.00	$1,019.91
Expenses Paid During Period*	$5.12	$5.35

* Expenses are equal to the Fund's annualized expense ratio of 1.05%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

540 Russell Global Infrastructure Fund

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Russell Global Infrastructure Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 97.5%			Enersis SA - ADR	154,250	2,044
Australia - 7.9%					5,263
AGL Energy, Ltd.	105,604	1,260
APA Group	564,924	3,708	China - 2.1%
Aurizon Holdings, Ltd.	148,361	547	COSCO Pacific, Ltd.(Þ)	10,211,135	13,210
AusNet Services(Æ)	2,996,120	3,089	COSCO Pacific, Ltd.(Å)	1,948,976	2,522
DUET Group	3,613,202	6,082	ENN Energy Holdings, Ltd.	148,000	848
Macquarie Atlas Roads Group	1,625,298	4,689	Hopewell Highway Infrastructure, Ltd.	1,081,313	497
Spark Infrastructure Group	4,371,413	6,486	Jiangsu Expressway Co., Ltd. Class H	8,835,750	11,936
Sydney Airport	2,040,308	9,388	Towngas China Co., Ltd.	470,743	320
Transurban Group - ADR(Æ)	10,210,743	76,043	Zhejiang Expressway Co., Ltd. Class H	728,000	893
		111,292			30,226

Austria - 0.3%			France - 6.7%
Flughafen Wien AG	42,457	4,001	Aeroports de Paris	111,853	14,045
Oesterreichische Post AG	9,918	361	Engie SA	26,699	468
		4,362	Eutelsat Communications SA	355,131	11,704
			Groupe Eurotunnel SE	2,530,440	35,429
Belgium - 0.2%			Rubis SCA	60,982	4,888
bpost SA	55,387	1,385	Suez Environnement Co.	187,631	3,565
Elia System Operator SA	19,010	919	Vinci SA	350,251	23,607
		2,304			93,706

Bermuda - 0.1%			Germany - 1.4%
Brookfield Renewable Energy Partners,			Fraport AG Frankfurt Airport Services
LP(Æ)	428	11	Worldwide	314,458	19,947
China Everbright Water, Ltd.(Æ)	2,530,653	1,280
China Gas Holdings, Ltd.(Æ)	486,230	772	Hong Kong - 3.1%
		2,063	Beijing Enterprises Holdings, Ltd.	565,024	3,564
			Cheung Kong Infrastructure Holdings,
Brazil - 1.3%			Ltd.	152,966	1,420
Alupar Investimento SA	77,837	320	China Everbright International, Ltd.	3,033,589	4,863
CCR SA	2,692,340	8,461	China Merchants Holdings International
Cia de Saneamento Basico do Estado de			Co., Ltd.	7,498,864	24,823
Sao Paulo - ADR(Æ)	1,535,695	6,742	Hong Kong & China Gas Co., Ltd.	578,164	1,172
CPFL Energias Renovaveis SA(Æ)	90,789	286	Power Assets Holdings, Ltd.	773,860	7,696
Ultrapar Participacoes SA	67,424	1,171			43,538
Wilson Sons, Ltd. Class BDR	72,191	618
		17,598	India - 0.2%
			Power Grid Corp. of India, Ltd.	1,632,942	3,212
Canada - 6.6%
AltaGas, Ltd. - ADR	80,145	2,069	Indonesia - 0.1%
Brookfield Infrastructure Partners, LP(Ñ)	39,011	1,641	Jasa Marga Persero Tbk PT	1,929,666	679
Canadian National Railway Co.	40,914	2,499	Tower Bersama Infrastructure Tbk PT(Æ)	2,024,994	1,051
Canadian Pacific Railway, Ltd.	8,908	1,252			1,730
Emera, Inc.	102,842	3,369
Enbridge, Inc.	967,124	41,320	Italy - 7.7%
Fortis, Inc.	120,861	3,499	ASTM SpA	67,798	910
Pembina Pipeline Corp.	34,175	859	Atlantia SpA	2,254,134	62,497
Progressive Waste Solutions, Ltd.	14,637	352	Ei Towers SpA	48,047	2,915
TransCanada Corp.	952,891	32,051	Hera SpA	2,799,287	7,356
Veresen, Inc.	120,345	1,047	Infrastrutture Wireless Italiane SpA(Æ)
Westshore Terminals Investment Corp.	186,250	3,107	(Þ)	524,548	2,727
		93,065	RAI Way SpA(Þ)	249,352	1,270
			Snam Rete Gas SpA	3,043,473	15,742
Cayman Islands - 0.1%			Societa Iniziative Autostradali e Servizi
HKBN, Ltd.(Æ)	1,278,040	1,535	SpA	287,038	3,288
			Terna Rete Elettrica Nazionale SpA(Ñ)	2,258,106	11,478
Chile - 0.4%					108,183
Aguas Andinas SA Class A	3,672,932	1,931
Empresa Nacional de Electricidad SA			Japan - 3.3%
- ADR	34,085	1,288	Central Japan Railway Co.	10,600	1,925
			Chugoku Electric Power Co., Inc. (The)	89,500	1,349

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 541

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
East Japan Railway Co.	158,879	15,081	Parkway Life Real Estate Investment
Electric Power Development Co., Ltd.	30,500	1,002	Trust(Æ)(ö)	1,352,487	2,227
Japan Airport Terminal Co., Ltd.(Ñ)	102,297	5,548	SATS, Ltd.	324,283	877
Kamigumi Co., Ltd.	1,958,328	16,815	Singapore Post, Ltd.	1,544,228	2,087
Tohoku Electric Power Co., Inc.	97,200	1,360			17,229
Tokyo Gas Co., Ltd.	790,000	3,901
		46,981	Spain - 5.2%
			Abertis Infraestructuras SA(Ñ)	2,681,421	44,503
Luxembourg - 0.9%			Aena SA(Æ)(Þ)	52,245	5,828
SES SA	423,913	12,517	Aena SA(Å)(Æ)	4,682	522
			Cellnex Telecom SAU Class X(Æ)(Þ)	109,916	1,905
Malaysia - 0.2%			Enagas SA	219,360	6,642
Petronas Gas BHD	192,960	1,027	Ferrovial SA	403,844	10,188
Westports Holdings BHD	1,334,206	1,331	Red Electrica Corp. SA	34,285	3,021
		2,358			72,609

Marshall Islands - 0.2%			Switzerland - 1.0%
Teekay Corp.	95,400	3,065	Flughafen Zuerich AG	19,250	14,571

Mexico - 1.4%			United Kingdom - 6.7%
Grupo Aeroportuario del Centro Norte			BBA Aviation PLC	3,972,989	11,663
Sab de CV - ADR(Æ)	27,107	1,115	Centrica PLC	706,531	2,459
Grupo Aeroportuario del Pacifico SAB de			National Grid PLC	2,247,579	31,989
CV - ADR	57,562	5,242	National Grid PLC - ADR(Ñ)	174,010	12,459
Grupo Aeroportuario del Pacifico SAB de			Pennon Group PLC	473,038	5,902
CV Class B(Æ)	561,837	5,060	Scottish & Southern Energy PLC	631,837	14,736
Grupo Aeroportuario del Sureste SAB de			Severn Trent PLC Class H	96,292	3,326
CV - ADR	20,447	3,164	Shanks Group PLC	661,783	966
Infraestructura Energetica Nova SAB			United Utilities Group PLC	702,601	10,685
de CV	172,879	834			94,185
OHL Mexico SAB de CV(Æ)	668,050	879
Promotora y Operadora de			United States - 37.4%
Infraestructura SAB de CV Class			8Point3 Energy Partners, LP Class A(Æ)
L(Æ)	252,271	2,752	(Ñ)	30,063	405
		19,046	AES Corp.	692,780	7,586
			Alliant Energy Corp.	86,404	5,100
Netherlands - 0.1%			Ameren Corp.	113,417	4,954
Koninklijke Vopak NV	43,497	1,745	American Electric Power Co., Inc.	111,863	6,337
			American Tower Corp.(ö)	152,779	15,619
New Zealand - 1.3%			American Water Works Co., Inc.	150,547	8,635
Auckland International Airport, Ltd.	2,852,542	10,129	Atmos Energy Corp.	133,224	8,393
Contact Energy, Ltd.	557,324	1,956	Cheniere Energy, Inc.(Æ)	64,831	3,210
Infratil, Ltd.	1,593,676	3,345	CMS Energy Corp.	311,689	11,243
Port of Tauranga, Ltd.(Ñ)	265,034	3,228	Columbia Pipeline Group, Inc.	442,284	9,186
Vector, Ltd.	18,139	40	Columbia Pipeline Partners, LP	142,315	1,927
		18,698	Connecticut Water Service, Inc.	47,011	1,730

Norway - 0.0%			Covanta Holding Corp.	106,021	1,777
Hafslund ASA Class B	59,283	391	Crown Castle International Corp.	177,414	15,162
			CSX Corp.	448,626	12,108
Philippines - 0.3%			Digital Realty Trust, Inc.(ö)	36,765	2,719
International Container Terminal			Dominion Midstream Partners, LP(Ñ)	76,918	2,520
Services, Inc.	2,267,287	3,985	Dominion Resources, Inc.	153,523	10,966
			DTE Energy Co.	112,172	9,152
Portugal - 0.1%			Duke Energy Corp.	342,904	24,507
REN - Redes Energeticas Nacionais			Edison International	111,618	6,755
SGPS SA	524,210	1,600	Energy Transfer Equity, LP(Ñ)	97,911	2,110
			Eversource Energy	263,212	13,408
Singapore - 1.2%			Exelon Corp.	557,845	15,575
CitySpring Infrastructure Trust	10,364,503	3,845	Genesee & Wyoming, Inc. Class A(Æ)	28,042	1,882
ComfortDelGro Corp., Ltd.	1,020,518	2,204	Great Plains Energy, Inc.	292,948	8,056
Hutchison Port Holdings Trust Class U	10,832,543	5,989	ITC Holdings Corp.	275,661	9,020

See accompanying notes which are an integral part of the financial statements.

542 Russell Global Infrastructure Fund

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal		Fair
	Amount ($)		Value
	or Shares		$
Kansas City Southern	42,918		3,552
Kinder Morgan, Inc.	1,337,916		36,592
Laclede Group, Inc. (The)	26,323		1,542
Macquarie Infrastructure Corp.	37,007		2,944
Magellan Midstream Partners, LP	115,564		7,374
NextEra Energy, Inc.	500,597		51,391
NiSource, Inc.	331,909		6,359
Norfolk Southern Corp.	111,000		8,883
NorthWestern Corp.	54,070		2,930
ONE Gas, Inc.	51,888		2,534
ONEOK, Inc.	62,435		2,118
Pattern Energy Group, Inc. Class A(Ñ)	94,186		2,203
PG&E Corp.	708,803		37,850
Pinnacle West Capital Corp.	30,083		1,911
Portland General Electric Co.	43,793		1,624
PPL Corp.	453,270		15,592
Republic Services, Inc. Class A	31,010		1,356
SBA Communications Corp. Class A(Æ)	101,891		12,127
SemGroup Corp. Class A	38,126		1,737
Sempra Energy	225,140		23,057
SJW Corp.	37,741		1,197
Southwest Gas Corp.	26,869		1,651
Spectra Energy Corp.	826,656		23,618
Tallgrass Energy GP, LP Class A(Ñ)	75,700		1,812
Targa Resources Corp.	15,048		860
UGI Corp.	249,650		9,155
Union Pacific Corp.	116,841		10,440
Unitil Corp.	35,376		1,255
Waste Connections, Inc.	9,527		519
WEC Energy Group, Inc.	116,214		5,992
WGL Holdings, Inc.	8,452		526
Williams Cos., Inc. (The)	436,407		17,212
Xcel Energy, Inc.	264,971		9,441
			527,396

Total Common Stocks
(cost $1,289,811)			1,374,400

Short-Term Investments - 2.0%
United States - 2.0%
Russell U.S. Cash Management Fund	27,949,846	(8)	27,950
Total Short-Term Investments
(cost $27,950)			27,950

Other Securities - 3.2%
Russell U.S. Cash Collateral Fund(×)	44,279,715	(8)	44,280
Total Other Securities
(cost $44,280)			44,280

Total Investments 102.7%
(identified cost $1,362,041)			1,446,630

Other Assets and Liabilities, Net
- (2.7%)			(37,421)
Net Assets - 100.0%			1,409,209

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 543

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Schedule of Investments, continued — October 31, 2015

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
0.2%
Aena SA	02/10/15	EUR	4,682	114.75	537	522
COSCO Pacific, Ltd.	09/30/10	HKD	1,948,976	1.35	2,627	2,522
						3,044
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
CAC 40 Index Futures	60	EUR	2,937	11/15	182
DAX Index Futures	3	EUR	811	12/15	95
Euro STOXX Index 50 Futures	37	EUR	1,259	12/15	82
FTSE 100 Index Futures	24	GBP	1,517	12/15	37
Hang Seng Index Futures	16	HKD	18,147	11/15	(44)
IBEX 35 Index Futures	25	EUR	2,571	11/15	86
S&P E-Mini Utilities Select Sector Index Futures	171	USD	7,521	12/15	(58)
S&P Mid 500 E-Mini Index Futures	49	USD	5,081	12/15	214
S&P/TSX 60 Index Futures	18	CAD	2,853	12/15	12
SPI 200 Index Futures	33	AUD	4,320	12/15	66
TOPIX Index Futures	10	JPY	155,850	12/15	66
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					738

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	6	AUD	9	11/04/15	—
Bank of America	USD	142	AUD	200	12/16/15	—
Bank of America	USD	1,088	AUD	1,500	12/16/15	(21)
Bank of America	USD	1,251	AUD	1,800	12/16/15	29
Bank of America	USD	77	CAD	100	12/16/15	—
Bank of America	USD	151	CAD	200	12/16/15	2
Bank of America	USD	775	CAD	1,000	12/16/15	(10)
Bank of America	USD	1,042	CAD	1,400	12/16/15	28
Bank of America	USD	114	EUR	100	12/16/15	(4)
Bank of America	USD	560	EUR	500	12/16/15	(10)
Bank of America	USD	2,726	EUR	2,400	12/16/15	(86)
Bank of America	USD	3,607	EUR	3,200	12/16/15	(85)
Bank of America	USD	155	GBP	100	12/16/15	(1)
Bank of America	USD	772	GBP	500	12/16/15	(1)
Bank of America	USD	1,137	GBP	750	12/16/15	19
Bank of America	USD	774	HKD	6,000	12/16/15	—
Bank of America	USD	1,097	HKD	8,500	12/16/15	—
Bank of America	USD	503	JPY	60,000	12/16/15	(5)
Bank of America	USD	586	JPY	70,000	12/16/15	(5)
Bank of America	AUD	100	USD	70	12/16/15	(2)
Bank of America	AUD	250	USD	179	12/16/15	1
Bank of America	AUD	300	USD	219	12/16/15	6
Bank of America	AUD	400	USD	280	12/16/15	(5)
Bank of America	AUD	400	USD	283	12/16/15	(1)
Bank of America	AUD	500	USD	361	12/16/15	6
Bank of America	AUD	800	USD	564	12/16/15	(5)
Bank of America	CAD	100	USD	77	12/16/15	1
Bank of America	CAD	100	USD	75	12/16/15	(2)
Bank of America	CAD	250	USD	190	12/16/15	(2)

See accompanying notes which are an integral part of the financial statements.

544 Russell Global Infrastructure Fund

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Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	CAD	250	USD	188	12/16/15	(4)
Bank of America	CAD	300	USD	230	12/16/15	1
Bank of America	CAD	300	USD	233	12/16/15	4
Bank of America	CAD	600	USD	452	12/16/15	(6)
Bank of America	EUR	100	USD	114	12/16/15	4
Bank of America	EUR	350	USD	383	12/16/15	(3)
Bank of America	EUR	400	USD	450	12/16/15	10
Bank of America	EUR	600	USD	684	12/16/15	23
Bank of America	EUR	700	USD	785	12/16/15	15
Bank of America	EUR	700	USD	797	12/16/15	27
Bank of America	EUR	700	USD	801	12/16/15	30
Bank of America	EUR	1,500	USD	1,671	12/16/15	21
Bank of America	GBP	100	USD	153	12/16/15	(2)
Bank of America	GBP	100	USD	152	12/16/15	(2)
Bank of America	GBP	100	USD	156	12/16/15	2
Bank of America	GBP	120	USD	182	12/16/15	(3)
Bank of America	GBP	200	USD	310	12/16/15	1
Bank of America	GBP	300	USD	461	12/16/15	(2)
Bank of America	HKD	800	USD	103	12/16/15	—
Bank of America	HKD	800	USD	103	12/16/15	—
Bank of America	HKD	800	USD	103	12/16/15	—
Bank of America	HKD	1,600	USD	206	12/16/15	—
Bank of America	HKD	1,700	USD	219	12/16/15	—
Bank of America	HKD	1,900	USD	245	12/16/15	—
Bank of America	HKD	2,500	USD	323	12/16/15	—
Bank of America	JPY	10,000	USD	83	12/16/15	1
Bank of America	JPY	10,000	USD	83	12/16/15	—
Bank of America	JPY	15,000	USD	125	12/16/15	1
Bank of America	JPY	20,000	USD	167	12/16/15	1
Bank of America	JPY	20,000	USD	166	12/16/15	—
Bank of America	JPY	20,000	USD	168	12/16/15	3
Bank of Montreal	USD	201	AUD	280	12/16/15	(2)
Bank of Montreal	USD	725	AUD	1,038	12/16/15	13
Bank of Montreal	USD	540	CAD	715	12/16/15	6
Bank of Montreal	USD	568	EUR	500	12/16/15	(17)
Bank of Montreal	USD	1,834	EUR	1,642	12/16/15	(28)
Bank of Montreal	USD	231	GBP	150	12/16/15	—
Bank of Montreal	USD	547	GBP	356	12/16/15	2
Bank of Montreal	USD	589	HKD	4,564	12/16/15	—
Bank of Montreal	USD	311	JPY	37,613	12/16/15	1
Bank of New York	AUD	400	USD	279	12/16/15	(5)
Bank of New York	CAD	350	USD	264	12/16/15	(4)
Bank of New York	EUR	700	USD	786	12/16/15	16
Bank of New York	GBP	200	USD	307	12/16/15	(1)
Bank of New York	HKD	2,000	USD	258	12/16/15	—
Bank of New York	JPY	20,000	USD	166	12/16/15	—
BNP Paribas	USD	725	AUD	1,038	12/16/15	14
BNP Paribas	USD	540	CAD	715	12/16/15	6
BNP Paribas	USD	1,836	EUR	1,642	12/16/15	(29)
BNP Paribas	USD	546	GBP	356	12/16/15	2
BNP Paribas	USD	589	HKD	4,564	12/16/15	—
BNP Paribas	USD	311	JPY	37,613	12/16/15	1
Citigroup	USD	70	AUD	100	12/16/15	2
Citigroup	USD	560	EUR	500	12/16/15	(10)
Credit Suisse	CHF	495	USD	499	11/02/15	(1)
Credit Suisse	EUR	170	USD	188	11/02/15	1
HSBC	USD	725	AUD	1,038	12/16/15	13
HSBC	USD	540	CAD	715	12/16/15	6
HSBC	USD	1,834	EUR	1,642	12/16/15	(26)
HSBC	USD	546	GBP	356	12/16/15	2
HSBC	USD	589	HKD	4,564	12/16/15	—
HSBC	USD	311	JPY	37,613	12/16/15	1
Morgan Stanley	AUD	650	USD	455	12/16/15	(7)

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 545

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Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Morgan Stanley	CAD	500	USD	377	12/16/15	(5)
Morgan Stanley	EUR	1,000	USD	1,119	12/16/15	18
Morgan Stanley	GBP	200	USD	302	12/16/15	(6)
Morgan Stanley	HKD	3,000	USD	387	12/16/15	—
Morgan Stanley	JPY	20,000	USD	167	12/16/15	1
Royal Bank of Canada	USD	287	AUD	400	12/16/15	(3)
Royal Bank of Canada	USD	725	AUD	1,038	12/16/15	14
Royal Bank of Canada	USD	191	CAD	250	12/16/15	—
Royal Bank of Canada	USD	540	CAD	715	12/16/15	6
Royal Bank of Canada	USD	563	EUR	500	12/16/15	(13)
Royal Bank of Canada	USD	1,835	EUR	1,642	12/16/15	(27)
Royal Bank of Canada	USD	153	GBP	100	12/16/15	1
Royal Bank of Canada	USD	546	GBP	356	12/16/15	2
Royal Bank of Canada	USD	194	HKD	1,500	12/16/15	—
Royal Bank of Canada	USD	589	HKD	4,564	12/16/15	—
Royal Bank of Canada	USD	125	JPY	15,000	12/16/15	(1)
Royal Bank of Canada	USD	311	JPY	37,613	12/16/15	1
Royal Bank of Canada	AUD	100	USD	70	12/16/15	(1)
Royal Bank of Canada	CAD	100	USD	75	12/16/15	(2)
Royal Bank of Canada	EUR	400	USD	448	12/16/15	7
Royal Bank of Canada	GBP	100	USD	151	12/16/15	(3)
Royal Bank of Canada	JPY	10,000	USD	83	12/16/15	1
State Street	USD	25	AUD	36	11/05/15	—
State Street	USD	72	AUD	100	12/16/15	(1)
State Street	USD	142	AUD	200	12/16/15	—
State Street	USD	852	AUD	1,200	12/16/15	1
State Street	USD	151	CAD	200	12/16/15	2
State Street	USD	267	CAD	350	12/16/15	—
State Street	USD	603	CAD	800	12/16/15	8
State Street	USD	167	EUR	150	12/16/15	(2)
State Street	USD	564	EUR	500	12/16/15	(14)
State Street	USD	2,266	EUR	2,000	12/16/15	(64)
State Street	USD	92	GBP	60	12/16/15	—
State Street	USD	153	GBP	100	12/16/15	1
State Street	USD	617	GBP	400	12/16/15	—
State Street	USD	258	HKD	2,000	12/16/15	—
State Street	USD	774	HKD	6,000	12/16/15	—
State Street	USD	83	JPY	10,000	12/16/15	—
State Street	USD	83	JPY	10,000	12/16/15	—
State Street	USD	375	JPY	45,000	12/16/15	(2)
State Street	AUD	18	USD	13	11/02/15	—
State Street	AUD	4	USD	3	11/04/15	—
State Street	AUD	900	USD	645	12/16/15	5
State Street	AUD	1,400	USD	1,013	12/16/15	16
State Street	BRL	722	USD	185	11/03/15	(2)
State Street	CAD	2	USD	2	11/02/15	—
State Street	CAD	7	USD	5	11/02/15	—
State Street	CAD	936	USD	711	11/03/15	(5)
State Street	CAD	550	USD	414	12/16/15	(6)
State Street	CAD	1,300	USD	998	12/16/15	4
State Street	EUR	52	USD	57	11/02/15	—
State Street	EUR	1,500	USD	1,657	12/16/15	6
State Street	EUR	2,500	USD	2,822	12/16/15	72
State Street	GBP	300	USD	459	12/16/15	(3)
State Street	GBP	500	USD	767	12/16/15	(4)
State Street	HKD	337	USD	44	11/02/15	—
State Street	HKD	970	USD	125	11/03/15	—
State Street	HKD	4,000	USD	516	12/16/15	—
State Street	HKD	7,500	USD	968	12/16/15	—
State Street	JPY	46,279	USD	385	11/02/15	1
State Street	JPY	47,889	USD	396	11/04/15	(1)
State Street	JPY	11,539	USD	96	11/05/15	—
State Street	JPY	30,000	USD	249	12/16/15	—

See accompanying notes which are an integral part of the financial statements.

546 Russell Global Infrastructure Fund

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Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	JPY	60,000	USD	501	12/16/15	3
State Street	MYR	210	USD	49	11/02/15	—
State Street	NZD	5	USD	3	11/02/15	—
State Street	PHP	289	USD	6	11/02/15	—
State Street	PHP	1,068	USD	23	11/02/15	—
State Street	SGD	4	USD	3	11/04/15	—
UBS	USD	725	AUD	1,038	12/16/15	13
UBS	USD	540	CAD	715	12/16/15	6
UBS	USD	1,835	EUR	1,642	12/16/15	(28)
UBS	USD	546	GBP	356	12/16/15	2
UBS	USD	589	HKD	4,564	12/16/15	—
UBS	USD	311	JPY	37,613	12/16/15	1
UBS	AUD	200	USD	141	12/16/15	(1)
UBS	HKD	1,000	USD	129	12/16/15	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(77)

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Common Stocks
Australia	$—	$111,292	$—	$111,292	7.9
Austria	—	4,362	—	4,362	0.3
Belgium	—	2,304	—	2,304	0.2
Bermuda	11	2,052	—	2,063	0.1
Brazil	17,598	—	—	17,598	1.3
Canada	93,065	—	—	93,065	6.6
Cayman Islands	—	1,535	—	1,535	0.1
Chile	5,263	—	—	5,263	0.4
China	—	14,494	15,732	30,226	2.1
France	—	93,706	—	93,706	6.7
Germany	—	19,947	—	19,947	1.4
Hong Kong	—	43,538	—	43,538	3.1
India	—	3,212	—	3,212	0.2
Indonesia	—	1,730	—	1,730	0.1
Italy	—	108,183	—	108,183	7.7
Japan	—	46,981	—	46,981	3.3
Luxembourg	—	12,517	—	12,517	0.9
Malaysia	—	2,358	—	2,358	0.2
Marshall Islands	3,065	—	—	3,065	0.2
Mexico	19,046	—	—	19,046	1.4
Netherlands	—	1,745	—	1,745	0.1
New Zealand	—	18,698	—	18,698	1.3
Norway	—	391	—	391	—*
Philippines	—	3,985	—	3,985	0.3
Portugal	—	1,600	—	1,600	0.1
Singapore	—	17,229	—	17,229	1.2
Spain	—	72,609	—	72,609	5.2
Switzerland	—	14,571	—	14,571	1.0
United Kingdom	12,459	81,726	—	94,185	6.7
United States	527,396	—	—	527,396	37.4
Short-Term Investments	—	27,950	—	27,950	2.0
Other Securities	—	44,280	—	44,280	3.2
Total Investments	677,903	752,995	15,732	1,446,630	102.7
Other Assets and Liabilities, Net					(2.7)
					100.0

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 547

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Schedule of Investments, continued — October 31, 2015

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Other Financial Instruments
Futures Contracts	738	—	—	738	0.1
Foreign Currency Exchange Contracts	(7)	(70)	—	(77)	(—)*
Total Other Financial Instruments**	$731	$(70)	$—	$661

*    Less than .05% of net assets.
**   Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

Quantitative Information about Level 3 Fair Value Measurements
The significant inputs used in determining the fair value levels of Level 3 securities were as follows:

			Fair
			Value
Category and Subcategory	Valuation Technique	Inputs	($)
Common Stock
		Last trade price = HKD 10.20
China	08/07/2015 last trade price less dividend (ex-date 09/08/2015)	Cash dividend = HKD 0.17	$15,732
Total Investments			$15,732

A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ended October 31, 2015 were as follows:

										Net Change
										in Unrealized
										Appreciation/
						Net	Net	Net Change		(Depreciation)
	Beginning			Accrued		Transfers	Transfers	in Unrealized	Ending	on Investments
	Balance	Gross	Gross	Discounts/	Realized	into Level	out of	Appreciation/	Balance of	held as of
Category and Subcategory	11/01/2014	Purchases	Sales	(Premiums)	Gain (Loss)	3	Level 3	(Depreciation)	10/31/2015	10/31/2015
Common Stock
China	$—	$—	$—	$—	$—	$15,732	$—	$—	$15,732	$—
Total Investments	—	—	—	—	—	15,732	—	—	15,732	—

See accompanying notes which are an integral part of the financial statements.

548 Russell Global Infrastructure Fund

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Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$514
Variation margin on futures contracts*	840	—
Total	$840	$514

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$102	$—
Unrealized depreciation on foreign currency exchange contracts	—	591
Total	$102	$591
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,002	$—
Foreign currency-related transactions**	—	(4,433)
Total	$2,002	$(4,433)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(612)	$—
Foreign currency-related transactions***	—	(816)
Total	$(612)	$(816)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 549

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Russell Global Infrastructure Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$43,053	$—	$43,053
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	514	—	514
Futures Contracts	Variation margin on futures contracts	64	—	64
Total Financial and Derivative Assets		43,631	—	43,631
Financial and Derivative Assets not subject to a netting agreement		(67)	—	(67)
Total Financial and Derivative Assets subject to a netting agreement		$43,564	$—	$43,564

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$235	$235	$—	$—
Bank of Montreal	22	22	—	—
Bank of New York	16	10	—	6
Barclays	10,076	—	10,076	—
BNP Paribas	23	23	—	—
Citigroup	3,254	2	3,252	—
Credit Suisse	25	—	25	—
Deutsche Bank	5,974	—	5,974	—
Goldman Sachs	3,240	—	3,240	—
HSBC	23	23	—	—
JPMorgan Chase	2,157	—	2,157	—
Morgan Stanley	16,281	18	16,262	1
Royal Bank of Canada	32	32	—	—
State Street	117	98	—	19
UBS	2,089	22	2,067	—
Total	$43,564	$485	$43,053	$26

See accompanying notes which are an integral part of the financial statements.

550 Russell Global Infrastructure Fund

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Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$113	$—	$113
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	591	—	591
Total Financial and Derivative Liabilities		704	—	704
Financial and Derivative Liabilities not subject to a netting agreement		(122)	—	(122)
Total Financial and Derivative Liabilities subject to a netting agreement		$582	$—	$582

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$264	$235	$—	$ 29
Bank of Montreal	47	22	—	25
Bank of New York	10	10	—	—
BNP Paribas	29	23	—	6
Citigroup	10	2	—	8
HSBC	27	23	—	4
Morgan Stanley	18	18	—	—
Royal Bank of Canada	50	32	—	18
State Street	98	98	—	—
UBS	29	22	—	7
Total	$582	$485	$—	$ 97

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 551

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Russell Global Infrastructure Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$1,362,041
Investments, at fair value(*)(>)	1,446,630
Cash	118
Cash (restricted)(a)	2,941
Foreign currency holdings(^)	328
Unrealized appreciation on foreign currency exchange contracts	514
Receivables:
Dividends and interest	2,130
Dividends from affiliated Russell funds	2
Investments sold	7,520
Fund shares sold	1,592
Foreign capital gains taxes recoverable	420
Variation margin on futures contracts	64
Total assets	1,462,259

Liabilities
Payables:
Investments purchased	5,768
Fund shares redeemed	742
Accrued fees to affiliates	1,347
Other accrued expenses	209
Variation margin on futures contracts	113
Unrealized depreciation on foreign currency exchange contracts	591
Payable upon return of securities loaned	44,280
Total liabilities	53,050

Net Assets	$1,409,209

See accompanying notes which are an integral part of the financial statements.

552 Russell Global Infrastructure Fund

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Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$67
Accumulated net realized gain (loss)	10,602
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	84,589
Futures contracts	738
Foreign currency-related transactions	(257)
Shares of beneficial interest	1,232
Additional paid-in capital	1,312,238
Net Assets	$1,409,209

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.43
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.13
Class A — Net assets	$8,522,376
Class A — Shares outstanding ($.01 par value)	745,860
Net asset value per share: Class C(#)	$11.38
Class C — Net assets	$7,717,883
Class C — Shares outstanding ($.01 par value)	677,981
Net asset value per share: Class E(#)	$11.43
Class E — Net assets	$24,683,033
Class E — Shares outstanding ($.01 par value)	2,159,544
Net asset value per share: Class S(#)	$11.44
Class S — Net assets	$ 1,019,450,587
Class S — Shares outstanding ($.01 par value)	89,090,078
Net asset value per share: Class Y(#)	$11.45
Class Y — Net assets	$348,835,452
Class Y — Shares outstanding ($.01 par value)	30,478,749
Amounts in thousands
(^) Foreign currency holdings - cost	$370
(*) Securities on loan included in investments	$43,053
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$72,230
(a) Cash Collateral for Futures	$2,941
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 553

Russell Investment Company
Russell Global Infrastructure Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$52,165
Dividends from affiliated Russell funds	38
Securities lending income	920
Less foreign taxes withheld	(3,246)
Total investment income	49,877

Expenses
Advisory fees	19,669
Administrative fees	750
Custodian fees	545
Distribution fees - Class A	23
Distribution fees - Class C	67
Transfer agent fees - Class A	19
Transfer agent fees - Class C	17
Transfer agent fees - Class E	50
Transfer agent fees - Class S	2,235
Transfer agent fees - Class Y	18
Professional fees	130
Registration fees	133
Shareholder servicing fees - Class C	22
Shareholder servicing fees - Class E	62
Trustees’ fees	44
Printing fees	275
Miscellaneous	50
Expenses before reductions	24,109
Expense reductions	(5,425)
Net expenses	18,684
Net investment income (loss)	31,193

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	32,258
Futures contracts	2,002
Foreign currency-related transactions	(5,777)
Net realized gain (loss)	28,483
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(110,391)
Futures contracts	(612)
Foreign currency-related transactions	618
Net change in unrealized appreciation (depreciation)	(110,385)
Net realized and unrealized gain (loss)	(81,902)
Net Increase (Decrease) in Net Assets from Operations	$(50,709)

See accompanying notes which are an integral part of the financial statements.

554 Russell Global Infrastructure Fund

Russell Investment Company
Russell Global Infrastructure Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$31,193	$34,542
Net realized gain (loss)	28,483	116,367
Net change in unrealized appreciation (depreciation)	(110,385)	58,902
Net increase (decrease) in net assets from operations	(50,709)	209,811

Distributions
From net investment income
Class A	(155)	(172)
Class C	(93)	(102)
Class E	(413)	(615)
Class S	(21,486)	(24,417)
Class Y	(8,564)	(11,314)
From net realized gain
Class A	(673)	(389)
Class C	(636)	(314)
Class E	(1,948)	(1,138)
Class S	(83,712)	(39,513)
Class Y	(31,985)	(22,036)
Net decrease in net assets from distributions	(149,665)	(100,010)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(162,926)	444,174
Total Net Increase (Decrease) in Net Assets	(363,300)	553,975

Net Assets
Beginning of period	1,772,509	1,218,534
End of period	$1,409,209	$1,772,509
Undistributed (overdistributed) net investment income included in net assets	$67	$1,853

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 555

Russell Investment Company
Russell Global Infrastructure Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	95	$1,140	286	$3,616
Proceeds from reinvestment of distributions	68	810	46	549
Payments for shares redeemed	(183)	(2,165)	(179)	(2,262)
Net increase (decrease)	(20)	(215)	153	1,903
Class C
Proceeds from shares sold	140	1,679	306	3,837
Proceeds from reinvestment of distributions	61	727	35	413
Payments for shares redeemed	(233)	(2,703)	(112)	(1,392)
Net increase (decrease)	(32)	(297)	229	2,858
Class E
Proceeds from shares sold	458	5,168	1,185	14,168
Proceeds from reinvestment of distributions	186	2,205	137	1,639
Payments for shares redeemed	(718)	(8,442)	(861)	(11,157)
Net increase (decrease)	(74)	(1,069)	461	4,650
Class S
Proceeds from shares sold	20,377	244,604	48,590	588,704
Proceeds from reinvestment of distributions	8,728	103,764	5,180	62,277
Payments for shares redeemed	(36,114)	(430,506)	(18,904)	(238,015)
Net increase (decrease)	(7,009)	(82,138)	34,866	412,966
Class Y
Proceeds from shares sold	1,169	13,909	10,880	131,264
Proceeds from reinvestment of distributions	3,410	40,549	2,793	33,350
Payments for shares redeemed	(11,231)	(133,665)	(11,227)	(142,817)
Net increase (decrease)	(6,652)	(79,207)	2,446	21,797
Total increase (decrease)	(13,787)	$(162,926)	38,155	$444,174

See accompanying notes which are an integral part of the financial statements.

556 Russell Global Infrastructure Fund

(This page intentionally left blank)

Russell Investment Company
Russell Global Infrastructure Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	12.93	.20	(.62)	(.42)	(.21)	(.87)
October 31, 2014	12.32	.23	1.27	1.50	(.25)	(.64)
October 31, 2013	11.18	.23	1.41	1.64	(.24)	(.26)
October 31, 2012	10.11	.25	1.07	1.32	(.25)	—(f)
October 31, 2011	10.42	.25	(.22)	.03	(.26)	(.08)

Class C
October 31, 2015	12.89	.11	(.62)	(.51)	(.13)	(.87)
October 31, 2014	12.30	.13	1.26	1.39	(.16)	(.64)
October 31, 2013	11.16	.15	1.41	1.56	(.16)	(.26)
October 31, 2012	10.09	.17	1.06	1.23	(.16)	—(f)
October 31, 2011	10.42	.17	(.22)	(.05)	(.20)	(.08)

Class E
October 31, 2015	12.93	.20	(.62)	(.42)	(.21)	(.87)
October 31, 2014	12.32	.23	1.27	1.50	(.25)	(.64)
October 31, 2013	11.18	.23	1.41	1.64	(.24)	(.26)
October 31, 2012	10.12	.24	1.07	1.31	(.25)	—(f)
October 31, 2011	10.42	.28	(.24)	.04	(.26)	(.08)

Class S
October 31, 2015	12.94	.23	(.62)	(.39)	(.24)	(.87)
October 31, 2014	12.33	.26	1.27	1.53	(.28)	(.64)
October 31, 2013	11.19	.26	1.41	1.67	(.27)	(.26)
October 31, 2012	10.13	.27	1.07	1.34	(.28)	—(f)
October 31, 2011	10.42	.26	(.19)	.07	(.28)	(.08)

Class Y
October 31, 2015	12.95	.25	(.62)	(.37)	(.26)	(.87)
October 31, 2014	12.34	.28	1.28	1.56	(.31)	(.64)
October 31, 2013	11.19	.27	1.43	1.70	(.29)	(.26)
October 31, 2012	10.13	.29	1.07	1.36	(.30)	—(f)
October 31, 2011	10.42	.27	(.19)	.08	(.29)	(.08)

See accompanying notes which are an integral part of the financial statements.

558 Russell Global Infrastructure Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(1.08)	11.43	(3.49)	8,522	1.82	1.47	1.70	87
(.89)	12.93	12.95	9,903	1.81	1.47	1.83	119
(.50)	12.32	15.24	7,556	1.82	1.49	2.02	127
(.25)	11.18	13.07	4,819	1.83	1.47	2.35	125
(.34)	10.11	.39	4,312	1.87	1.50	2.43	145

(1.00)	11.38	(4.23)	7,718	2.57	2.22	.96	87
(.80)	12.89	12.00	9,145	2.56	2.22	1.07	119
(.42)	12.30	14.41	5,900	2.58	2.24	1.26	127
(.16)	11.16	12.32	4,514	2.58	2.22	1.62	125
(.28)	10.09	(.48)	4,338	2.62	2.25	1.62	145

(1.08)	11.43	(3.50)	24,683	1.82	1.47	1.67	87
(.89)	12.93	12.92	28,885	1.81	1.47	1.87	119
(.50)	12.32	15.23	21,848	1.83	1.49	1.99	127
(.25)	11.18	13.08	18,444	1.83	1.47	2.32	125
(.34)	10.12	.38	14,990	1.86	1.50	2.69	145

(1.11)	11.44	(3.25)	1,019,451	1.57	1.22	1.95	87
(.92)	12.94	13.21	1,243,852	1.56	1.22	2.06	119
(.53)	12.33	15.59	755,311	1.57	1.24	2.24	127
(.28)	11.19	13.38	551,759	1.58	1.22	2.60	125
(.36)	10.13	.65	460,800	1.61	1.25	2.50	145

(1.13)	11.45	(3.07)	348,835	1.37	1.04	2.13	87
(.95)	12.95	13.39	480,724	1.36	1.04	2.28	119
(.55)	12.34	15.79	427,919	1.37	1.06	2.33	127
(.30)	11.19	13.58	308,901	1.39	1.06	2.79	125
(.37)	10.13	.79	340,308	1.43	1.09	2.55	145

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 559

Russell Investment Company
Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Global Real Estate Securities Fund - Class A‡
	Total		Russell Global Real Estate Securities Fund - Class Y‡‡
	Return
1 Year	(3.66)%			Total
				Return
5 Years	6.10	%§	1 Year	2.69%
10 Years	4.66	%§	5 Years	7.83	%§
			10 Years	5.67	%§

Russell Global Real Estate Securities Fund - Class C
	Total		FTSE EPRA/NAREIT Developed Real Estate Index (Net)**
	Return
				Total
1 Year	1.46%			Return
5 Years	6.55	%§	1 Year	1.84%
10 Years	4.48	%§	5 Years	7.85	%§
			10 Years	5.61	%§

Russell Global Real Estate Securities Fund - Class E
	Total		Russell Developed Index (Net)***
	Return
1 Year	2.25%			Return Total
5 Years	7.36	%§	1 Year	1.86%
10 Years	5.26	%§	5 Years	9.29	%§
			10 Years	5.99	%§

Russell Global Real Estate Securities Fund - Class S			Global Real Estate Linked Benchmark****
	Total			Total
	Return			Return
1 Year	2.51%		1 Year	1.84%
5 Years	7.63	%§	5 Years	7.85	%§
10 Years	5.54	%§	10 Years	5.50	%§

560 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell Global Real Estate Securities Fund (the “Fund”)	stocks, while larger capitalization stocks outperformed relative to
employs a multi-manager approach whereby portions of the	smaller companies. With respect to geography, Europe’s strongly
Fund are allocated to different money manager strategies. Fund	positive returns were significantly ahead of the negative Asia-
assets not allocated to money managers are managed by Russell	Pacific region, while North America posted flatter results closer
Investment Management Company (“RIMCo”), the Fund’s	to the index average. With respect to property sectors, the shorter
advisor. RIMCo may change the allocation of the Fund’s assets	lease duration categories, including self storage and residential,
among money managers at any time. An exemptive order from the	generally delivered the strongest performance, while the lower-
Securities and Exchange Commission (“SEC”) permits RIMCo	growth, yield-oriented health care and net lease sectors were
to engage or terminate a money manager at any time, subject	among the weakest-performing property types.
to approval by the Fund’s Board, without a shareholder vote.
Pursuant to the terms of the exemptive order, the Fund is required	How did the investment strategies and techniques employed
to notify its shareholders within 90 days of when a money manager	by the Fund and its money managers affect its benchmark-
begins providing services. As of October 31, 2015, the Fund had	relative performance?
three money managers.	The Fund employs discretionary money managers. The Fund’s
discretionary money managers select the individual portfolio
What is the Fund’s investment objective?	securities for the assets assigned to them. Fund assets not
The Fund seeks to provide current income and long term capital	allocated to discretionary money managers include the Fund’s
growth.	liquidity reserves and assets which may be managed directly

How did the Fund perform relative to its benchmark for the	by RIMCo to effect the Fund’s investment strategies and/or to
fiscal year ended October 31, 2015?	actively manage the Fund’s overall exposures by investing in securities or other instruments that RIMCo believes will achieve
For the fiscal year ended October 31, 2015, the Fund’s Class A,	the desired risk/return profile for the Fund.
Class C, Class E, Class S and Class Y Shares gained 2.22%, 1.46%,
2.25%, 2.51%, and 2.69%, respectively. This is compared to the	Cohen & Steers Capital Management, Inc. (“Cohen”) outperformed
Fund’s benchmark, the FTSE EPRA/NAREIT Developed Real	the Fund’s benchmark for the fiscal year. Cohen seeks to generate
Estate Index (Net), which gained 1.84% during the same period.	excess returns through a combination of bottom-up stock
The Fund’s performance includes operating expenses, whereas	selection and top-down regional allocation decisions. The key
index returns are unmanaged and do not include expenses of any	driver of performance was property sector allocation within the
kind.	U.S. Overweight positions in the self storage, and residential sectors were beneficial. Overweight positioning in Asia detracted
For the fiscal year ended October 31, 2015, the Morningstar®	from performance. An underweight to the lodging sector, along
Global Real Estate, a group of funds that Morningstar considers	with stock selection in that sector, also contributed positively to
to have investment strategies similar to those of the Fund, gained	performance.
1.01%. This result serves as a peer comparison and is expressed
net of operating expenses.	INVESCO Advisers, Inc. (“Invesco”) outperformed the Fund’s
benchmark for the fiscal year. Invesco manages a broadly
How did the market conditions described in the Market	diversified portfolio with a focus on companies that operate in
Summary report affect the Fund’s performance?	attractive markets, own top-tier assets, have strong management
For the fiscal year ended October 31, 2015, the global listed	teams, and maintain sound balance sheets. This focus on asset
property market, as measured by the FTSE EPRA/NAREIT	and balance sheet strength was beneficial during the fiscal year,
Developed Real Estate Index (Net), delivered a 1.84% return.	as overweight positioning in the highest-quality U.S. residential
The sector began the fiscal year with stable, modestly positive	and retail real estate investment trusts (“REITs”) drove
returns that continued through March. This was followed by	outperformance. An underweight to the health care sector was
five consecutive months of negative index returns in mid-2015,	also a modest contributor to performance, while an underweight
as macroeconomic concerns in Europe and China overwhelmed	to Continental Europe detracted.
generally positive real estate fundamental growth. The period then	Morgan Stanley Investment Management, Inc., Morgan Stanley
ended on a positive note, as global equities rallied in October, and	Investment Management Limited and Morgan Stanley Investment
property stocks recovered to finish the fiscal year with a positive	Management Company (together, “Morgan Stanley”) outperformed
total return.	the Fund’s benchmark for the fiscal year. Overweight positions
Within the global property securities market, companies with	in the U.S. residential sector and larger capitalization retail
stronger balance sheets tended to outperform more highly levered	REITs drove outperformance for the fiscal year. However, as a

Russell Global Real Estate Securities Fund 561

Russell Investment Company
Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

result of Morgan Stanley’s value-oriented process, the portfolio	There were no changes to the Fund’s structure or money manager
was overweight to Hong Kong and China, which detracted from	line up during the fiscal year.
performance.
Money Managers as of October 31,
During the period, RIMCo continued to utilize a strategy to	2015	Styles
implement regional tilting through the direct purchase of real	Morgan Stanley Investment Management,
estate stocks. Using the output from a quantitative model, the	Inc., Morgan Stanley Investment
strategy seeks to position the portfolio to meet RIMCo’s overall	Management Limited and Morgan Stanley
preferred positioning with respect to regional exposures, while	Investment Management Company	Value
optimizing the portfolio to minimize tracking error relative to the	Cohen & Steers Capital Management, Inc.	Market-Oriented
Fund’s money manager portfolios. The strategy outperformed	INVESCO Advisers, Inc. which acts as a
relative to the Fund’s benchmark as a result of underweight	money manager to the Fund
positions in Canada, Singapore and the U.S. health care sector.	through its INVESCO Real Estate division	Market-Oriented
The views expressed in this report reflect those of the portfolio
During the period, the Fund used index futures and swap	managers only through the end of the period covered by
contracts to equitize the Fund’s cash. The use of these derivatives	the report. These views do not necessarily represent the
had a modestly positive impact on performance, as equity markets	views of RIMCo or any other person in RIMCo or any other
delivered positive returns ahead of cash.	affiliated organization. These views are subject to change
Fair value pricing adjustments on the last business day of	at any time based upon market conditions or other events,
the period detracted from the Fund’s benchmark-relative	and RIMCo disclaims any responsibility to update the views
performance because the Fund’s index does not use fair value	contained herein. These views should not be relied on as
pricing adjustments.	investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
Describe any changes to the Fund’s structure or the money	numerous factors, should not be relied on as an indication
manager line-up.	of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2005.

** FTSE EPRA/NAREIT Developed Real Estate Index (Net) (date of inception February 18, 2005) is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System.
The data is market value-weighted. The total return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

*** The Russell Developed Index (Net) measures the performance of the investable securities in developed countries globally.

**** The Global Real Estate Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Global Real Estate Linked Benchmark represents the returns of the FSTE NAREIT Equity REIT
Index through September 30, 2010 and the returns of the FTSE EPRA/NAREIT Developed Real Estate Index (net) thereafter.

‡ The Fund first issued Class A Shares on March 1, 2007.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class Y Shares on September 29, 2008.  The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S
Shares.  Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

562 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$984.30	$1,018.25
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$6.90	$7.02

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.38%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2015	$980.90	$1,014.47
	Expenses Paid During Period*	$10.63	$10.82
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.13%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2015	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2015	$984.50	$1,018.25
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$6.90	$7.02
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.38%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Global Real Estate Securities Fund 563

Russell Investment Company
Russell Global Real Estate Securities Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$985.90	$1,019.51
Expenses Paid During Period*	$5.66	$5.75

* Expenses are equal to the Fund's annualized expense ratio of 1.13%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$986.60	$1,020.47
Expenses Paid During Period*	$4.71	$4.79

* Expenses are equal to the Fund's annualized expense ratio of 0.94%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

564 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 97.6%			Mercialys SA(ö)	118,048	2,712
Australia – 5.0%			Unibail-Rodamco SE(ö)	66,212	18,474
BGP Holdings PLC(Å)(Æ)	4,619,419	—			58,195
Dexus Property Group(ö)	264,155	1,459
Federation Centres(ö)	7,929,466	16,461	Germany - 2.4%
Goodman Group(ö)	1,675,893	7,257	alstria office REIT-AG(Æ)(ö)	279,527	3,896
GPT Group (The)(ö)	777,532	2,631	Deutsche EuroShop AG	10,636	513
Investa Office Fund(ö)	211,798	610	Deutsche Wohnen AG	575,488	16,227
Mirvac Group(ö)	1,286,499	1,657	LEG Immobilien AG(Æ)	93,797	7,489
Scentre Group(ö)	6,525,261	19,272	Vonovia SE	290,738	9,686
Shopping Centres Australasia Property					37,811
Group(ö)	93,029	137
Stockland(ö)	2,416,852	6,982	Hong Kong - 9.1%
Westfield Corp.(ö)	3,083,938	22,550	Champion(Æ)(ö)	983,012	510
		79,016	Cheung Kong Property Holdings, Ltd.	2,839,000	19,828
			China Overseas Land & Investment, Ltd.	98,000	316
Austria - 0.0%			Hang Lung Properties, Ltd. - ADR	430,000	1,050
Atrium European Real Estate, Ltd.(Æ)	145,530	604	Henderson Land Development Co., Ltd.	728,222	4,635
			Hongkong Land Holdings, Ltd.	3,390,867	25,386
Brazil - 0.1%			Hysan Development Co., Ltd.	1,247,000	5,520
BR Malls Participacoes SA	194,700	565	Kerry Properties, Ltd.	688,000	2,034
BR Properties SA	168,000	514	Link Real Estate Investment True (The)
Iguatemi Empresa de Shopping Centers			(ö)	3,052,797	18,135
SA	121,400	671	New World Development Co., Ltd.	12,115,197	12,916
		1,750	Sino Land Co., Ltd.	536,000	826
			Sun Hung Kai Properties, Ltd.	2,722,982	36,339
Canada - 1.3%			Swire Properties, Ltd.	3,379,800	10,124
Allied Properties Real Estate Investment			Wharf Holdings, Ltd. (The)	955,000	5,670
Trust(ö)	168,500	4,624			143,289
Boardwalk Real Estate Investment
Trust(Ñ)(ö)	28,090	1,154	Ireland - 0.2%
Brookfield Canada Office Properties(Ñ)			Green REIT PLC(ö)	1,515,206	2,620
(ö)	48,652	1,022	Hibernia REIT PLC(ö)	569,262	843
Canadian Apartment Properties(ö)	9,317	192			3,463
Canadian Real Estate Investment
Trust(ö)	86,500	2,817	Italy - 0.4%
Crombie Real Estate Investment Trust(ö)	61,534	611	Beni Stabili SpA SIIQ(Ñ)(ö)	6,903,404	5,678
First Capital Realty, Inc. Class A(Ñ)	222,528	3,296
H&R Real Estate Investment Trust(Ñ)(ö)	171,500	2,752	Japan - 10.3%
RioCan Real Estate Investment Trust(Ñ)			Activia Properties, Inc.(ö)	960	4,058
(ö)	218,844	4,268	Advance Residence Investment Corp.(ö)	502	1,065
Smart Real Estate Investment Trust(ö)	17,652	419	Aeon Mall Co., Ltd.	252,500	4,216
		21,155	Daiwa House REIT Investment Corp.(ö)	147	589
			Daiwa Office Investment Corp.(ö)	110	558
China - 0.1%			Frontier Real Estate Investment Corp.(ö)	52	210
China Overseas Property Holdings, Ltd.			GLP J-Reit(ö)	4,871	4,842
(Æ)	32,666	6	Hulic Co., Ltd.	113,100	1,053
China Resources Land, Ltd.	104,000	269	Hulic Reit, Inc.(ö)	4,506	5,895
Dalian Wanda Commercial Properties			Japan Hotel REIT Investment Corp.(ö)	5,585	3,869
Co., Ltd. Class H(Þ)	76,700	511	Japan Logistics Fund, Inc.(ö)	38	70
		786	Japan Real Estate Investment Corp.(ö)	1,641	7,579
			Japan Retail Fund Investment Corp.(ö)	5,036	9,738
Finland - 0.2%			Kenedix Office Investment Corp. Class
Citycon OYJ(Æ)	846,385	2,226	A(ö)	61	278
Sponda OYJ	256,091	1,087	Kenedix Retail REIT Corp.(ö)	958	1,868
		3,313	Mitsubishi Estate Co., Ltd.	1,880,000	40,193
			Mitsui Fudosan Co., Ltd.	1,577,350	42,758
France - 3.7%			Mori Hills REIT Investment Corp. Class
Fonciere Des Regions(ö)	72,511	6,823
Gecina SA(ö)	15,047	1,922	A(ö)	4,086	5,050
Icad, Inc.(ö)	77,933	5,765	Nippon Building Fund, Inc.(ö)	620	2,938
Klepierre - GDR(ö)	474,818	22,499	Nippon Prologis REIT, Inc.(ö)	753	1,317

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 565

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Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Nomura Real Estate Master Fund, Inc.			British Land Co. PLC (The)(ö)	554,723	7,433
(Æ)(ö)	2,786	3,530	Capital & Counties Properties PLC	154,433	1,056
NTT Urban Development Corp.	94,200	932	Capital & Regional PLC(ö)	1,024,624	1,105
Orix JREIT, Inc.(ö)	2,601	3,494	Derwent London PLC(ö)	196,741	11,751
Premier Investment Corp.(ö)	135	132	Great Portland Estates PLC(ö)	794,938	10,889
Sumitomo Realty & Development Co.,			Hammerson PLC(ö)	1,601,669	15,692
Ltd.	240,000	7,869	Helical Bar PLC	16,633	113
Tokyo Tatemono Co., Ltd.	142,300	1,760	Intu Properties PLC Class H(ö)	426,366	2,269
Tokyu Fudosan Holdings Corp.	351,000	2,459	Kennedy Wilson Europe Real Estate
Tokyu REIT, Inc.(ö)	113	137	PLC	94,570	1,742
United Urban Investment Corp.(ö)	2,177	3,014	Land Securities Group PLC(ö)	1,725,176	35,558
		161,471	LXB Retail Properties PLC(Æ)	809,284	1,147
			Segro PLC(ö)	328,778	2,275
Luxembourg - 0.1%			Shaftesbury PLC(ö)	69,279	1,003
ADO Properties SA(Æ)(Þ)	31,007	792	ST Modwen Properties PLC	138,582	938
			UNITE Group PLC (The)	399,483	4,088
Netherlands - 1.8%			Urban & Civic PLC	287,260	1,214
Eurocommercial Properties NV	39,507	1,884	Workspace Group PLC(ö)	85,176	1,255
NSI NV(ö)	1,130,249	4,920			106,774
Wereldhave NV(Ñ)(ö)	333,266	20,769
		27,573	United States - 52.7%
			Acadia Realty Trust(ö)	26,370	867
Norway - 0.1%			Alexandria Real Estate Equities, Inc.(ö)	5,099	458
Entra ASA(Þ)	202,228	1,718	American Campus Communities, Inc.(ö)	171,984	6,977
Norwegian Property ASA(Æ)	178,585	193	American Homes 4 Rent Class A(ö)	98,633	1,628
		1,911	Apartment Investment & Management

Singapore - 1.7%			Co. Class A(ö)	321,557	12,602
Ascendas Real Estate Investment			AvalonBay Communities, Inc.(ö)	194,894	34,073
Trust(Æ)(ö)	2,690,200	4,574	Belmond, Ltd. Class A(Æ)	396,513	4,259
CapitaLand Commercial Trust, Ltd.(Æ)			BioMed Realty Trust, Inc.(ö)	158,926	3,720
(ö)	776,400	779	Boston Properties, Inc.(ö)	200,889	25,282
CapitaLand Mall Trust Class A(Æ)(ö)	947,500	1,338	Brixmor Property Group, Inc.(ö)	428,330	10,974
CapitaLand, Ltd.	5,014,900	11,032	Brookdale Senior Living, Inc. Class
Global Logistic Properties, Ltd.	3,601,150	5,733	A(Æ)	143,646	3,004
Mapletree Industrial Trust(Æ)(ö)	2,246,400	2,444	Camden Property Trust(ö)	218,098	16,094
UOL Group, Ltd.	296,280	1,386	Care Capital Properties, Inc.(Æ)(ö)	139,202	4,587
		27,286	Chesapeake Lodging Trust(ö)	125,636	3,460
			CoreSite Realty Corp. Class A(ö)	19,900	1,094
Spain - 0.5%			Corporate Office Properties Trust(ö)	95,501	2,197
Hispania Activos Inmobiliarios SA(Æ)	221,759	3,333	Cousins Properties, Inc.(ö)	778,245	7,814
Inmobiliaria Colonial SA	2,865,240	2,122	CubeSmart(ö)	29,852	830
Lar Espana Real Estate Socimi SA(ö)	13,539	143	CyrusOne, Inc.(ö)	204,101	7,201
Merlin Properties Socimi SA(Æ)(ö)	160,181	2,052	DDR Corp.(ö)	787,233	13,225
		7,650	DiamondRock Hospitality Co.(ö)	456,953	5,337
			Digital Realty Trust, Inc.(ö)	13,346	987
Sweden - 0.8%			Douglas Emmett, Inc.(ö)	325,776	9,952
Atrium Ljungberg AB Class B	49,024	760	Duke Realty Corp.(ö)	129,138	2,673
Castellum AB	182,751	2,732	Education Realty Trust, Inc.(ö)	151,570	5,443
Fabege AB	217,461	3,452	Empire State Realty Trust, Inc. Class
Hufvudstaden AB Class A	186,810	2,639	A(ö)	638,917	11,386
Wihlborgs Fastigheter AB	155,182	3,027	Equinix, Inc.(ö)	16,200	4,806
		12,610	Equity LifeStyle Properties, Inc. Class
			A(ö)	56,020	3,388
Switzerland - 0.3%			Equity Residential(ö)	559,094	43,229
Mobimo Holding AG(Æ)	858	185	Essex Property Trust, Inc.(ö)	34,143	7,527
PSP Swiss Property AG(Æ)	40,489	3,521	Extended Stay America, Inc.	12,049	231
Swiss Prime Site AG Class A(Æ)	7,236	553	Extra Space Storage, Inc.(ö)	213,598	16,926
		4,259	Federal Realty Investment Trust(ö)	57,785	8,292
			First Industrial Realty Trust, Inc.(ö)	109,722	2,379
United Kingdom – 6.8%			General Growth Properties, Inc.(ö)	630,805	18,262
Big Yellow Group PLC(ö)	627,785	7,246	Gramercy Property Trust, Inc.(ö)	153,843	3,489

See accompanying notes which are an integral part of the financial statements.

566 Russell Global Real Estate Securities Fund

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Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
	Principal		Fair			Principal		Fair
	Amount ($)		Value			Amount ($)		Value
	or Shares		$			or Shares		$
HCP, Inc.(ö)	253,956		9,447		(cost $34,932)			34,932
Healthcare Realty Trust, Inc.(ö)	359,352		9,472
Healthcare Trust of America, Inc. Class					Other Securities - 2.1%
A(ö)	372,855		9,810		Russell U.S. Cash Collateral Fund(×)	31,895,623	(8)	31,896
Hilton Worldwide Holdings, Inc.	497,064		12,422		Total Other Securities
Host Hotels & Resorts, Inc.(ö)	1,214,673		21,050		(cost $31,896)			31,896
Hudson Pacific Properties, Inc.(ö)	324,715		9,277
InfraREIT, Inc.(ö)	101,548		2,425		Total Investments 101.9%
Kilroy Realty Corp.(ö)	227,714		14,993
Kimco Realty Corp.(ö)	269,573		7,216		(identified cost $1,329,282)			1,599,290
La Quinta Holdings, Inc.(Æ)	37,622		570
LaSalle Hotel Properties(ö)	161,460		4,748		Other Assets and Liabilities, Net
Liberty Property Trust(ö)	99,963		3,401	-	(1.9%)			(29,436)
Macerich Co. (The)(ö)	138,660		11,750		Net Assets - 100.0%			1,569,854
Mack-Cali Realty Corp.(ö)	114,861		2,499
Mid-America Apartment Communities,
Inc.(ö)	160,951		13,711
National Health Investors, Inc.(ö)	600		35
National Retail Properties, Inc.(ö)	92,070		3,499
Omega Healthcare Investors, Inc.(ö)	334,557		11,549
Paramount Group, Inc.(ö)	93,146		1,655
Prologis, Inc.(ö)	528,784		22,595
Public Storage(ö)	179,665		41,226
QTS Realty Trust, Inc. Class A(ö)	126,621		5,446
Realty Income Corp.(ö)	135,523		6,703
Regency Centers Corp.(ö)	329,627		22,401
Retail Opportunity Investments Corp.(ö)	313,732		5,688
Rexford Industrial Realty, Inc.(ö)	289,659		4,388
RLJ Lodging Trust(ö)	157,137		3,943
Senior Housing Properties Trust(ö)	160,417		2,437
Simon Property Group, Inc.(ö)	523,494		105,463
SL Green Realty Corp.(ö)	78,216		9,278
Sovran Self Storage, Inc.(ö)	21,379		2,135
Spirit Realty Capital, Inc.(ö)	546,306		5,561
Starwood Hotels & Resorts Worldwide,
Inc.	101,760		8,128
Starwood Waypoint Residential Trust(ö)	147,856		3,637
STORE Capital Corp.(ö)	127,747		2,896
Strategic Hotels & Resorts, Inc.(Æ)(ö)	33,608		474
Sun Communities, Inc.(ö)	133,022		8,915
Sunstone Hotel Investors, Inc.(ö)	345,857		5,001
Tanger Factory Outlet Centers, Inc.(ö)	172,117		6,015
Terreno Realty Corp.(ö)	13,280		297
UDR, Inc.(ö)	353,393		12,178
Ventas, Inc.(ö)	254,161		13,654
Vornado Realty Trust(ö)	400,225		40,243
Washington Real Estate Investment
Trust(Ñ)(ö)	153,700		4,151
Weingarten Realty Investors(ö)	244,819		8,755
Welltower, Inc.(Æ)(ö)	251,676		16,326
WP GLIMCHER, Inc.(ö)	283,005		3,289
Xenia Hotels & Resorts, Inc.(Ñ)(ö)	96,438		1,671
			827,076

Total Common Stocks
(cost $1,262,454)			1,532,462

Short-Term Investments - 2.2%
United States - 2.2%
Russell U.S. Cash Management Fund	34,931,548	(8)	34,932
Total Short-Term Investments

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 567

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2015

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
0.0%
BGP Holdings PLC	08/06/09	AUD	4,619,419	—	—	—
						—
For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

568 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Dow Jones U.S. Real Estate Index Futures	545	USD	16,029	12/15	612
FTSE/EPRA Europe Index Futures	540	EUR	12,604	12/15	1,075
Hang Seng Index Futures	17	HKD	19,281	11/15	(46)
MSCI Singapore Index ETS Futures	24	SGD	805	11/15	(12)
S&P/TSX 50 Index Futures	7	CAD	1,109	12/15	(12)
SPI 200 Index Futures	18	AUD	2,356	12/15	35
TOPIX Index Futures	28	JPY	436,380	12/15	208
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					1,860

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	118	EUR	108	11/02/15	1
Bank of America	USD	58	GBP	38	11/02/15	—
Bank of America	USD	58	HKD	453	11/02/15	—
Bank of America	AUD	100	USD	70	12/16/15	(2)
Bank of America	AUD	100	USD	70	12/16/15	(1)
Bank of America	AUD	100	USD	70	12/16/15	(1)
Bank of America	AUD	120	USD	85	12/16/15	—
Bank of America	AUD	150	USD	106	12/16/15	(1)
Bank of America	AUD	500	USD	355	12/16/15	(1)
Bank of America	CAD	80	USD	61	12/16/15	—
Bank of America	CAD	100	USD	75	12/16/15	(2)
Bank of America	CAD	200	USD	151	12/16/15	(2)
Bank of America	EUR	46	USD	50	11/02/15	—
Bank of America	EUR	95	USD	104	11/02/15	(1)
Bank of America	EUR	56	USD	62	11/03/15	—
Bank of America	EUR	150	USD	170	12/16/15	5
Bank of America	EUR	200	USD	228	12/16/15	8
Bank of America	EUR	300	USD	336	12/16/15	6
Bank of America	EUR	500	USD	562	12/16/15	12
Bank of America	EUR	600	USD	675	12/16/15	15
Bank of America	EUR	650	USD	728	12/16/15	12
Bank of America	EUR	800	USD	882	12/16/15	1
Bank of America	EUR	1,000	USD	1,115	12/16/15	15
Bank of America	EUR	1,300	USD	1,457	12/16/15	27
Bank of America	HKD	445	USD	57	11/02/15	—
Bank of America	HKD	800	USD	103	12/16/15	—
Bank of America	HKD	800	USD	103	12/16/15	—
Bank of America	HKD	800	USD	103	12/16/15	—
Bank of America	HKD	2,000	USD	258	12/16/15	—
Bank of America	HKD	2,000	USD	258	12/16/15	—
Bank of America	JPY	10,000	USD	83	12/16/15	1
Bank of America	JPY	15,000	USD	124	12/16/15	(1)
Bank of America	JPY	15,000	USD	124	12/16/15	—
Bank of America	JPY	20,000	USD	168	12/16/15	2
Bank of America	JPY	20,000	USD	167	12/16/15	1
Bank of America	JPY	30,000	USD	250	12/16/15	1
Bank of America	JPY	35,000	USD	291	12/16/15	1
Bank of America	JPY	60,000	USD	499	12/16/15	1
Bank of America	SGD	120	USD	84	12/16/15	(2)
Bank of America	SGD	200	USD	140	12/16/15	(2)
Bank of America	SGD	200	USD	141	12/16/15	(2)
Bank of Montreal	USD	411	AUD	588	12/16/15	8
Bank of Montreal	USD	201	CAD	266	12/16/15	2
Bank of Montreal	USD	2,774	EUR	2,483	12/16/15	(40)
Bank of Montreal	USD	498	HKD	3,861	12/16/15	—
Bank of Montreal	USD	770	JPY	93,089	12/16/15	2

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 569

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of Montreal	USD	190	SGD	270	12/16/15	2
Bank of New York	USD	1,704	EUR	1,500	12/16/15	(54)
Bank of New York	USD	258	HKD	2,000	12/16/15	—
Bank of New York	USD	501	JPY	60,000	12/16/15	(3)
BNP Paribas	USD	411	AUD	588	12/16/15	8
BNP Paribas	USD	201	CAD	266	12/16/15	2
BNP Paribas	USD	2,777	EUR	2,483	12/16/15	(43)
BNP Paribas	USD	498	HKD	3,861	12/16/15	—
BNP Paribas	USD	770	JPY	93,089	12/16/15	1
BNP Paribas	USD	190	SGD	270	12/16/15	2
Citigroup	JPY	10,000	USD	83	12/16/15	—
Commonwealth Bank of Australia	USD	215	AUD	300	12/16/15	(1)
Commonwealth Bank of Australia	USD	76	CAD	100	12/16/15	1
Commonwealth Bank of Australia	USD	1,132	EUR	1,000	12/16/15	(32)
Commonwealth Bank of Australia	USD	155	HKD	1,200	12/16/15	—
Commonwealth Bank of Australia	USD	418	JPY	50,000	12/16/15	(3)
Commonwealth Bank of Australia	AUD	100	USD	71	12/16/15	—
Commonwealth Bank of Australia	EUR	450	USD	508	12/16/15	13
Commonwealth Bank of Australia	JPY	10,000	USD	83	12/16/15	—
HSBC	USD	411	AUD	588	12/16/15	8
HSBC	USD	201	CAD	266	12/16/15	2
HSBC	USD	2,774	EUR	2,483	12/16/15	(41)
HSBC	USD	498	HKD	3,861	12/16/15	—
HSBC	USD	770	JPY	93,089	12/16/15	2
HSBC	USD	190	SGD	270	12/16/15	2
Morgan Stanley	AUD	150	USD	105	12/16/15	(2)
Morgan Stanley	CAD	100	USD	75	12/16/15	(1)
Morgan Stanley	EUR	200	USD	224	12/16/15	4
Morgan Stanley	HKD	1,000	USD	129	12/16/15	—
Morgan Stanley	JPY	25,000	USD	209	12/16/15	1
Royal Bank of Canada	USD	411	AUD	588	12/16/15	8
Royal Bank of Canada	USD	201	CAD	266	12/16/15	2
Royal Bank of Canada	USD	2,775	EUR	2,483	12/16/15	(41)
Royal Bank of Canada	USD	498	HKD	3,861	12/16/15	—
Royal Bank of Canada	USD	770	JPY	93,089	12/16/15	2
Royal Bank of Canada	USD	190	SGD	270	12/16/15	2
Royal Bank of Canada	AUD	100	USD	72	12/16/15	1
Royal Bank of Canada	EUR	400	USD	450	12/16/15	10
Royal Bank of Canada	EUR	500	USD	559	12/16/15	9
Royal Bank of Canada	JPY	15,000	USD	125	12/16/15	1
Royal Bank of Canada	SGD	100	USD	71	12/16/15	(1)
State Street	USD	139	AUD	195	11/02/15	—
State Street	USD	345	AUD	485	11/02/15	1
State Street	USD	206	AUD	291	11/04/15	1
State Street	USD	415	AUD	585	11/04/15	3
State Street	USD	207	AUD	290	11/05/15	—
State Street	USD	415	AUD	581	11/05/15	(1)
State Street	USD	724	AUD	1,000	12/16/15	(13)
State Street	USD	346	CAD	450	12/16/15	(2)
State Street	USD	1,268	EUR	1,155	11/02/15	1
State Street	USD	113	EUR	103	11/03/15	—
State Street	USD	746	EUR	678	11/03/15	(1)
State Street	USD	6,004	EUR	5,300	12/16/15	(173)
State Street	USD	36	HKD	278	11/02/15	—
State Street	USD	45	HKD	347	11/03/15	—
State Street	USD	103	HKD	799	11/03/15	—
State Street	USD	135	HKD	1,050	11/03/15	—
State Street	USD	474	HKD	3,671	11/03/15	—
State Street	USD	1,097	HKD	8,500	12/16/15	—
State Street	USD	220	JPY	26,559	11/02/15	1
State Street	USD	41	JPY	4,996	11/04/15	—
State Street	USD	77	JPY	9,259	11/04/15	—
State Street	USD	355	JPY	42,860	11/04/15	1

See accompanying notes which are an integral part of the financial statements.

570 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	USD	30	JPY	3,626	11/05/15	—
State Street	USD	74	JPY	8,955	11/05/15	—
State Street	USD	184	JPY	22,203	11/05/15	—
State Street	USD	1,504	JPY	180,000	12/16/15	(11)
State Street	USD	6	SEK	50	11/02/15	—
State Street	USD	255	SGD	357	11/04/15	—
State Street	USD	284	SGD	400	12/16/15	1
State Street	AUD	355	USD	252	11/02/15	(1)
State Street	AUD	563	USD	398	11/04/15	(3)
State Street	AUD	579	USD	414	11/05/15	1
State Street	EUR	300	USD	339	12/16/15	9
State Street	EUR	400	USD	442	12/16/15	2
State Street	EUR	500	USD	549	12/16/15	(1)
State Street	EUR	600	USD	667	12/16/15	7
State Street	GBP	12	USD	19	11/02/15	—
State Street	HKD	851	USD	110	11/03/15	—
State Street	HKD	2,457	USD	317	11/03/15	—
State Street	HKD	1,000	USD	129	12/16/15	—
State Street	JPY	2,577	USD	21	11/02/15	—
State Street	JPY	6,642	USD	55	11/02/15	—
State Street	JPY	2,576	USD	21	11/04/15	—
State Street	JPY	3,282	USD	27	11/04/15	—
State Street	JPY	8,405	USD	70	11/04/15	—
State Street	JPY	9,907	USD	82	11/04/15	—
State Street	JPY	9,979	USD	83	11/04/15	—
State Street	JPY	2,607	USD	22	11/05/15	—
State Street	JPY	3,298	USD	27	11/05/15	—
State Street	JPY	7,327	USD	61	11/05/15	—
State Street	JPY	7,329	USD	61	11/05/15	—
State Street	JPY	11,227	USD	93	11/05/15	—
State Street	JPY	10,000	USD	83	12/16/15	—
State Street	JPY	18,000	USD	149	12/16/15	—
State Street	JPY	20,000	USD	166	12/16/15	—
State Street	SEK	594	USD	69	11/02/15	—
State Street	SEK	596	USD	70	11/02/15	—
State Street	SGD	187	USD	134	11/04/15	—
UBS	USD	411	AUD	588	12/16/15	7
UBS	USD	201	CAD	266	12/16/15	2
UBS	USD	2,775	EUR	2,483	12/16/15	(41)
UBS	USD	498	HKD	3,861	12/16/15	—
UBS	USD	770	JPY	93,089	12/16/15	2
UBS	USD	190	SGD	270	12/16/15	2
UBS	AUD	100	USD	70	12/16/15	(1)
UBS	CAD	100	USD	76	12/16/15	(1)
UBS	HKD	1,500	USD	194	12/16/15	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(284)

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Common Stocks
Australia	$—	$79,016	$—	$79,016	5.0
Austria	—	604	—	604	—*
Brazil	1,750	—	—	1,750	0.1
Canada	21,155	—	—	21,155	1.3
China	6	780	—	786	0.1
Finland	—	3,313	—	3,313	0.2
France	8,983	49,212	—	58,195	3.7

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 571

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2015

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Germany	—	37,811	—	37,811	2.4
Hong Kong	102	143,187	—	143,289	9.1
Ireland	—	3,463	—	3,463	0.2
Italy	—	5,678	—	5,678	0.4
Japan	3,530	157,941	—	161,471	10.3
Luxembourg	—	792	—	792	0.1
Netherlands	—	27,573	—	27,573	1.8
Norway	—	1,911	—	1,911	0.1
Singapore	—	27,286	—	27,286	1.7
Spain	—	7,650	—	7,650	0.5
Sweden	—	12,610	—	12,610	0.8
Switzerland	—	4,259	—	4,259	0.3
United Kingdom	—	106,774	—	106,774	6.8
United States	827,076	—	—	827,076	52.7
Short-Term Investments	—	34,932	—	34,932	2.2
Other Securities	—	31,896	—	31,896	2.1
Total Investments	862,602	736,688	—	1,599,290	101.9
Other Assets and Liabilities, Net					(1.9)
					100.0

Other Financial Instruments
Futures Contracts	1,860	—	—	1,860	0.1
Foreign Currency Exchange Contracts	3	(287)	—	(284)	(—)*
Total Other Financial Instruments**	$1,863	$(287)	$—	$1,576

*    Less than .05% of net assets.
**   Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

572 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$245
Variation margin on futures contracts*	1,930	—
Total	$1,930	$245

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$70	$—
Unrealized depreciation on foreign currency exchange contracts	—	529
Total	$70	$529
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,488	$—
Total return swap contracts	(143)	—
Foreign currency-related transactions**	—	(2,600)
Total	$1,345	$(2,600)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$776	$—
Total return swap contracts	(153)	—
Foreign currency-related transactions***	—	259
Total	$623	$259

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 573

Russell Investment Company
Russell Global Real Estate Securities Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$30,217	$—	$30,217
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	245	—	245
Futures Contracts	Variation margin on futures contracts	37	—	37
Total Financial and Derivative Assets		30,499	—	30,499
Financial and Derivative Assets not subject to a netting agreement		(48)	—	(48)
Total Financial and Derivative Assets subject to a netting agreement		$30,451	$—	$30,451

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$103	$17	$—	$86
Bank of Montreal	15	15	—	—
Barclays	4,700	—	4,700	—
BNP Paribas	14	14	—	—
Citigroup	5,008	—	5,008	—
Commonwealth Bank of Australia	14	14	—	—
Goldman Sachs	68	—	68	—
HSBC	14	14	—	—
JPMorgan Chase	3,451	—	3,451	—
Morgan Stanley	5	3	—	2
Royal Bank of Canada	35	35	—	—
State Street	19	19	—	—
UBS	17,005	14	16,991	—
Total	$30,451	$145	$30,218	$88

See accompanying notes which are an integral part of the financial statements.

574 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$179	$—	$179
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	529	—	529
Total Financial and Derivative Liabilities		708	—	708
Financial and Derivative Liabilities not subject to a netting agreement		(187)	—	(187)
Total Financial and Derivative Liabilities subject to a netting agreement		$521	$—	$521

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$17	$17	$—	$ —
Bank of Montreal	41	15	—	26
Bank of New York	57	—	—	57
BNP Paribas	44	14	—	30
Commonwealth Bank of Australia	36	14	—	22
HSBC	41	14	—	27
Morgan Stanley	3	3	—	—
Royal Bank of Canada	43	35	—	8
State Street	195	19	—	176
UBS	44	14	—	30
Total	$521	$145	$—	$ 376

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 575

Russell Investment Company
Russell Global Real Estate Securities Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$1,329,282
Investments, at fair value(*)(>)	1,599,290
Cash (restricted)(a)	3,000
Foreign currency holdings(^)	1,342
Unrealized appreciation on foreign currency exchange contracts	245
Receivables:
Dividends and interest	2,091
Dividends from affiliated Russell funds	3
Investments sold	15,592
Fund shares sold	1,720
Foreign capital gains taxes recoverable	430
Variation margin on futures contracts	37
Total assets	1,623,750

Liabilities
Payables:
Investments purchased	17,819
Fund shares redeemed	1,827
Accrued fees to affiliates	1,415
Other accrued expenses	231
Variation margin on futures contracts	179
Unrealized depreciation on foreign currency exchange contracts	529
Payable upon return of securities loaned	31,896
Total liabilities	53,896

Net Assets	$1,569,854

See accompanying notes which are an integral part of the financial statements.

576 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(27,899)
Accumulated net realized gain (loss)	35,391
Unrealized appreciation (depreciation) on:
Investments	270,008
Futures contracts	1,860
Foreign currency-related transactions	(351)
Shares of beneficial interest	409
Additional paid-in capital	1,290,436
Net Assets	$1,569,854

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$37.65
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$39.95
Class A — Net assets	$29,511,178
Class A — Shares outstanding ($.01 par value)	783,760
Net asset value per share: Class C(#)	$36.60
Class C — Net assets	$37,474,124
Class C — Shares outstanding ($.01 par value)	1,023,777
Net asset value per share: Class E(#)	$37.70
Class E — Net assets	$26,394,158
Class E — Shares outstanding ($.01 par value)	700,075
Net asset value per share: Class S(#)	$38.42
Class S — Net assets	$ 1,325,151,919
Class S — Shares outstanding ($.01 par value)	34,495,417
Net asset value per share: Class Y(#)	$38.39
Class Y — Net assets	$151,322,515
Class Y — Shares outstanding ($.01 par value)	3,941,391
Amounts in thousands
(^) Foreign currency holdings - cost	$1,345
(*) Securities on loan included in investments	$30,217
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$66,828
(a) Cash Collateral for Futures	$3,000
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 577

Russell Investment Company
Russell Global Real Estate Securities Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$47,591
Dividends from affiliated Russell funds	31
Securities lending income	228
Less foreign taxes withheld	(2,056)
Total investment income	45,794

Expenses
Advisory fees	13,610
Administrative fees	810
Custodian fees	580
Distribution fees - Class A	76
Distribution fees - Class C	301
Transfer agent fees - Class A	61
Transfer agent fees - Class C	80
Transfer agent fees - Class E	63
Transfer agent fees - Class S	2,875
Transfer agent fees - Class Y	7
Professional fees	136
Registration fees	119
Shareholder servicing fees - Class C	101
Shareholder servicing fees - Class E	79
Trustees’ fees	43
Printing fees	324
Miscellaneous	52
Total expenses	19,317
Net investment income (loss)	26,477

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	122,534
Futures contracts	1,488
Total return swap contracts	(143)
Foreign currency-related transactions	(2,428)
Net realized gain (loss)	121,451
Net change in unrealized appreciation (depreciation) on:
Investments	(100,915)
Futures contracts	776
Total return swap contracts	(153)
Foreign currency-related transactions	145
Net change in unrealized appreciation (depreciation)	(100,147)
Net realized and unrealized gain (loss)	21,304
Net Increase (Decrease) in Net Assets from Operations	$47,781

See accompanying notes which are an integral part of the financial statements.

578 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,477	$28,891
Net realized gain (loss)	121,451	138,031
Net change in unrealized appreciation (depreciation)	(100,147)	8,369
Net increase (decrease) in net assets from operations	47,781	175,291

Distributions
From net investment income
Class A	(767)	(790)
Class C	(755)	(869)
Class E	(798)	(1,056)
Class S	(39,352)	(42,159)
Class Y	(4,706)	(6,667)
From net realized gain
Class A	(1,697)	(2,078)
Class C	(2,370)	(3,209)
Class E	(1,998)	(2,783)
Class S	(84,879)	(98,839)
Class Y	(8,992)	(17,188)
Net decrease in net assets from distributions	(146,314)	(175,638)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(165,258)	113,645
Total Net Increase (Decrease) in Net Assets	(263,791)	113,298

Net Assets
Beginning of period	1,833,645	1,720,347
End of period	$1,569,854	$1,833,645
Undistributed (overdistributed) net investment income included in net assets	$(27,899)	$(24,484)

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 579

Russell Investment Company
Russell Global Real Estate Securities Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	85	$3,237	103	$3,890
Proceeds from reinvestment of distributions	65	2,454	79	2,851
Payments for shares redeemed	(124)	(4,706)	(142)	(5,384)
Net increase (decrease)	26	985	40	1,357
Class C
Proceeds from shares sold	61	2,270	93	3,442
Proceeds from reinvestment of distributions	82	3,062	114	3,982
Payments for shares redeemed	(196)	(7,273)	(245)	(9,048)
Net increase (decrease)	(53)	(1,941)	(38)	(1,624)
Class E
Proceeds from shares sold	139	5,319	229	8,700
Proceeds from reinvestment of distributions	72	2,728	105	3,788
Payments for shares redeemed	(402)	(15,164)	(396)	(15,293)
Net increase (decrease)	(191)	(7,117)	(62)	(2,805)
Class S
Proceeds from shares sold	6,453	251,972	8,905	342,900
Proceeds from reinvestment of distributions	3,171	122,953	3,815	139,698
Payments for shares redeemed	(13,344)	(523,777)	(7,865)	(303,450)
Net increase (decrease)	(3,720)	(148,852)	4,855	179,148
Class Y
Proceeds from shares sold	1,279	50,846	494	19,122
Proceeds from reinvestment of distributions	354	13,698	653	23,855
Payments for shares redeemed	(1,849)	(72,877)	(2,709)	(105,408)
Net increase (decrease)	(216)	(8,333)	(1,562)	(62,431)
Total increase (decrease)	(4,154)	$(165,258)	3,233	$113,645

See accompanying notes which are an integral part of the financial statements.

580 Russell Global Real Estate Securities Fund

(This page intentionally left blank)

Russell Investment Company
Russell Global Real Estate Securities Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain	In Excess(h)
Class A
October 31, 2015	39.99	.51	.37	.88	(.98)	(2.24)	—
October 31, 2014	40.49	.54	2.97	3.51	(1.07)	(2.94)	—
October 31, 2013	38.18	.58	3.94	4.52	(2.08)	(.13)	—
October 31, 2012	33.52	.63	4.72	5.35	(.69)	—	—
October 31, 2011	35.24	.51	(1.38)	(.87)	(.81)	—	(.04)

Class C
October 31, 2015	38.96	.22	.36	.58	(.70)	(2.24)	—
October 31, 2014	39.55	.24	2.90	3.14	(.79)	(2.94)	—
October 31, 2013	37.34	.28	3.85	4.13	(1.79)	(.13)	—
October 31, 2012	32.83	.36	4.60	4.96	(.45)	—	—
October 31, 2011	34.52	.23	(1.34)	(1.11)	(.55)	—	(.03)

Class E
October 31, 2015	40.02	.50	.39	.89	(.97)	(2.24)	—
October 31, 2014	40.52	.54	2.97	3.51	(1.07)	(2.94)	—
October 31, 2013	38.20	.58	3.95	4.53	(2.08)	(.13)	—
October 31, 2012	33.54	.63	4.72	5.35	(.69)	—	—
October 31, 2011	35.26	.50	(1.38)	(.88)	(.80)	—	(.04)

Class S
October 31, 2015	40.73	.61	.39	1.00	(1.07)	(2.24)	—
October 31, 2014	41.16	.64	3.04	3.68	(1.17)	(2.94)	—
October 31, 2013	38.78	.67	4.02	4.69	(2.18)	(.13)	—
October 31, 2012	34.03	.73	4.79	5.52	(.77)	—	—
October 31, 2011	35.77	.60	(1.41)	(.81)	(.88)	—	(.05)

Class Y
October 31, 2015	40.71	.69	.38	1.07	(1.15)	(2.24)	—
October 31, 2014	41.15	.73	3.01	3.74	(1.24)	(2.94)	—
October 31, 2013	38.76	.84	3.94	4.78	(2.25)	(.13)	—
October 31, 2012	34.03	.81	4.77	5.58	(.85)	—	—
October 31, 2011	35.76	.67	(1.40)	(.73)	(.95)	—	(.05)

See accompanying notes which are an integral part of the financial statements.

582 Russell Global Real Estate Securities Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(3.22)	37.65	2.22	29,511	1.37	1.37	1.33	61
(4.01)	39.99	9.98	30,324	1.36	1.36	1.41	69
(2.21)	40.49	12.17	29,098	1.35	1.35	1.47	78
(.69)	38.18	16.03	27,867	1.35	1.35	1.79	64
(.85)	33.52	(2.51)	25,724	1.36	1.36	1.44	69

(2.94)	36.60	1.46	37,474	2.12	2.12	.58	61
(3.73)	38.96	9.14	41,936	2.11	2.11	.66	69
(1.92)	39.55	11.34	44,084	2.10	2.10	.73	78
(.45)	37.34	15.17	42,262	2.10	2.10	1.05	64
(.58)	32.83	(3.28)	43,207	2.11	2.11	.67	69

(3.21)	37.70	2.25	26,394	1.37	1.37	1.30	61
(4.01)	40.02	9.95	35,655	1.36	1.36	1.42	69
(2.21)	40.52	12.18	38,596	1.35	1.35	1.46	78
(.69)	38.20	16.01	36,250	1.35	1.35	1.79	64
(.84)	33.54	(2.51)	35,132	1.36	1.36	1.43	69

(3.31)	38.42	2.51	1,325,152	1.12	1.12	1.57	61
(4.11)	40.73	10.23	1,556,497	1.11	1.11	1.65	69
(2.31)	41.16	12.46	1,373,266	1.10	1.10	1.68	78
(.77)	38.78	16.32	1,174,848	1.10	1.10	2.05	64
(.93)	34.03	(2.28)	1,107,094	1.11	1.11	1.68	69

(3.39)	38.39	2.69	151,323.92		.92	1.78	61
(4.18)	40.71	10.45	169,233.91		.91	1.88	69
(2.38)	41.15	12.69	235,303.90		.90	2.03	78
(.85)	38.76	16.53	354,260.92		.92	2.26	64
(1.00)	34.03	(2.10)	376,191.93		.93	1.86	69

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 583

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Multi-Strategy Alternative Fund - Class A‡			HFRX Equal Weighted Strategies Index***
	Total			Total
	Return			Return
1 Year	(9.76)%		1 Year	(0.40)%
Inception*	(2.99	)%§	Inception*	2.15	%§

Russell Multi-Strategy Alternative Fund - Class C
	Total
	Return
1 Year	(4.95)%
Inception*	(1.91	)%§

Russell Multi-Strategy Alternative Fund - Class E
	Total
	Return
1 Year	(4.21)%
Inception*	(1.21	)%§

Russell Multi-Strategy Alternative Fund - Class S
	Total
	Return
1 Year	(3.94)%
Inception*	(0.96	)%§

Barclays U.S. 1-3 Month Treasury Bill Index**
	Total
	Return
1 Year	0.01%
Inception*	0.04	%§

584 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell Multi-Strategy Alternative Fund (the “Fund”) employs	and concern over global growth – resulted in whipsawing price
a multi-manager approach whereby portions of the Fund are	action or declines across most global indices, asset classes,
allocated to different money manager strategies. Fund assets not	and corresponding hedge fund strategies. Within equity hedge
allocated to money managers are managed by Russell Investment	strategies, longer biased fundamental equity strategies within
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	select developed economies and emerging markets suffered
may change the allocation of the Fund’s assets among money	losses, while lower net exposure strategies were better equipped,
managers at any time. An exemptive order from the Securities	based on short positions, to withstand choppy market conditions.
and Exchange Commission (“SEC”) permits RIMCo to engage	Quantitative equity strategies posted strong returns as a result of
or terminate a money manager at any time, subject to approval	market neutral positioning and momentum factor exposures.
by the Fund’s Board, without a shareholder vote. Pursuant to the	Event driven strategies suffered losses across equity-oriented
terms of the exemptive order, the Fund is required to notify its	styles, such as special situations and activism, while credit-
shareholders within 90 days of when a money manager begins	based managers experienced negative performance amid high
providing services. As of October 31, 2015, the Fund had eight	yield spread widening in the latter part of the year. Similarly,
money managers.	relative value strategies finished in negative territory, as corporate
What is the Fund’s investment objective?	spread widening detracted from fixed-income oriented managers.
The Fund seeks to achieve long term capital growth with low	Lastly, tactical trading strategies generated mixed results for the
correlation to, and lower volatility than, global equity markets.	year, with systematic macro strategies realizing gains from long exposures to interest rates and short exposures to commodities,
How did the Fund perform relative to its benchmark for the	while discretionary managers modestly struggled with currency
fiscal year ended October 31, 2015?	markets.
For the fiscal year ended October 31, 2015, the Fund’s Class A,
Class C, Class E and Class S Shares lost 4.24%, 4.95%, 4.21% and	How did the investment strategies and techniques employed
3.94%, respectively. This is compared to the Fund’s benchmark,	by the Fund and its money managers affect its benchmark
the Barclays U.S. 1-3 Month Treasury Bill Index, which gained	relative performance?
0.01% during the same period. The Fund’s secondary benchmark,	For the fiscal year, heightened market volatility plus equity
the HFRX Equal Weighted Strategies Index, lost 0.40% during	market drawdowns in the latter part of the year negatively affected
the same period. The HFRX Equal Weighted Strategies Index	the Fund's bias to long/short equity and event driven equity
is composed of hedge fund strategies that RIMCo believes are	strategies. On the positive side, the Fund’s weighting to tactical
representative of the Fund’s investment strategies. The Fund’s	trading strategies as well as the inclusion of a quantitative equity
performance includes operating expenses, whereas index returns	strategy served as a modest hedge to the portfolio's longer biased
are unmanaged and do not include expenses of any kind.	equity exposure, with gains primarily originating from systematic macro and momentum equity holdings. On a more granular
For the fiscal year ended October 31, 2015, the Morningstar®	level, the Fund’s long equity exposures to energy, financials, and
Multi-Alternative, a group of funds that Morningstar considers	healthcare suffered sharp losses during the latter part of the year,
to have investment strategies similar to those of the Fund, lost	which more than offset gains from trend-following exposures in
0.40%. This result serves as a peer comparison and is expressed	interest rates and commodities.
net of operating expenses.
The Fund employs discretionary money managers. The Fund’s
RIMCo may assign a money manager a specific benchmark	discretionary money managers select the individual portfolio
other than the Fund’s index. However, the Fund’s secondary	securities for the assets assigned to them. Fund assets not
benchmark is generally representative of the aggregate of each	allocated to discretionary money managers include the Fund’s
money manager’s benchmark index and the Fund’s primary index	liquidity reserves and assets which may be managed directly
remains the benchmark for the Fund.	by RIMCo to effect the Fund’s investment strategies and/or to
How did the market conditions described in the Market	actively manage the Fund’s overall exposures by investing in
Summary report affect the Fund’s performance?	securities or other instruments that RIMCo believes will achieve
For the fiscal year ending October 31, 2015, global hedge fund	the desired risk/return profile for the Fund.
strategies, as measured by the HFRX Global Hedge Fund Index,	With respect to certain of the Fund’s money managers, AQR
lost 2.05%. In general, global hedge fund strategies posted	Capital Management, LLC’s (“AQR”) systematic macro strategy
losses during the year as heightened macroeconomic volatility	was the best performing manager for the period and outperformed
– aggravated by events surrounding global economic policies	the HFRX Macro/CTA Index for the fiscal year. The tactical

Russell Multi-Strategy Alternative Fund 585

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

rebalancing to favor AQR’s managed futures style over risk-	Money Managers as of
parity helped boost performance through most of the year. Long	October 31, 2015	Styles
exposures to interest rates plus short exposures to commodities
and select currencies contributed to performance. AQR’s equity	AQR Capital Management LLC	Tactical trading – Systematic
Macro – Managed Futures /
market neutral strategy was implemented in June 2015 and		Quantitative Macro
outperformed the HFRX Equity Hedge Index for the portion of		Equity Hedge – Quantitative
the fiscal year in which the strategy was implemented. Gains were		Equity – Global
primarily generated in equities from momentum-based factor	Brigade Capital Management, LLC Event Driven – Credit
exposures.		– Opportunistic
	DCI, LLC	Relative Value – Fixed Income –
Omega Advisors, Inc. (“Omega”) was the worst performing		Credit Long/Short
manager for the period and underperformed the HFRX Equity	Omega Advisors, Inc.	Equity Hedge – Fundamental – US
Hedge Index for the fiscal year. Exposures to healthcare,		– Long Biased
financials and energy-specific equity sectors primarily detracted	Pacific Investment Management	Relative Value – Fixed Income
from performance.	Company	– Diversified
	Passport Capital, LLC	Equity Hedge – Fundamental –
RIMCo manages a discretionary positioning strategy for		Global – Variable Net
strategic and tactical purposes, including hedging and exposure	TCW/Scoggin, LLC	Event Driven – Equity – Special
management, utilizing index futures for both equities and		Situations
	The Cambridge Strategy (Asset	Tactical Trading – Discretionary
fixed income exposures. The strategy modestly detracted from	Management) Limited	Macro – Global Diversified
performance over the fiscal year. In the first part of the fiscal	The views expressed in this report reflect those of the portfolio
year, tactical short hedging exposures to large cap U.S. equities	managers only through the end of the period covered by
suffered losses as global equity markets rallied. These losses	the report. These views do not necessarily represent the
offset gains attributed to both tactical and strategic equity	views of RIMCo, or any other person in RIMCo or any other
exposures implemented throughout the year in both Japan and	affiliated organization. These views are subject to change
emerging markets.	at any time based upon market conditions or other events,
Describe any changes to the Fund’s structure or the money	and RIMCo disclaims any responsibility to update the views
manager line-up.	contained herein. These views should not be relied on as
In May 2015, RIMCo terminated Lazard Asset Management LLC	investment advice and, because investment decisions for
as a money manager for the Fund and changed AQR Capital	a Russell Investment Company (“RIC”) Fund are based on
Management LLC’s mandate in the Fund to include a quantitative	numerous factors, should not be relied on as an indication
equity market neutral strategy in addition to a systematic macro	of investment decisions of any RIC Fund.
strategy.

* Assumes initial investment on August 6, 2012.

** The Barclays 1-3 Month U.S. Treasury Bill Index includes all publicy issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

*** The HFRX Equal Weighted Strategies Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The HFRX Equal Weighted Strategies Index applies an equal weight to all constituent strategy indices.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

586 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$957.80	$1,013.36
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$11.60	$11.93

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 2.35%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$954.40	$1,009.48
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$15.37	$15.80
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 3.12%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$958.80	$1,013.26
	Expenses Paid During Period*	$11.70	$12.03

* Expenses are equal to the Fund's annualized expense ratio of 2.37%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Multi-Strategy Alternative Fund 587

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$959.90	$1,014.47
Expenses Paid During Period*	$10.52	$10.82

* Expenses are equal to the Fund's annualized expense ratio of 2.13%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

588 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 17.5%			Cenveo Corp.
Asset-Backed Securities - 0.2%			6.000% due 08/01/19 (Þ)	315		276
Carrington Mortgage Loan Trust			8.500% due 09/15/22 (Þ)	400		294
Series 2006-NC5 Class A5			Chester Downs & Marina LLC /
0.262% due 01/25/37 (Ê)	479	347	Chester Downs Finance Corp.
Countrywide Asset-Backed			9.250% due 02/01/20 (Þ)	785		585
Certificates			Citgo Holding, Inc.
Series 2004-5 Class M1			10.750% due 02/15/20 (Þ)	545		548
1.025% due 08/25/34 (Ê)	224	212	Citigroup, Inc.
Series 2005-11 Class AF3			2.650% due 10/26/20	280		279
4.778% due 02/25/36	185	189	Claire's Stores, Inc.
Series 2006-5 Class 2A2			9.000% due 03/15/19 (Þ)	515		421
0.350% due 08/25/36 (Ê)	124	121	Clear Channel Communications,
OneMain Financial Issuance Trust			Inc.
Series 2015-2A Class A			14.000% due 02/01/21	74		30
2.570% due 07/18/25 (Þ)	200	200	Cornerstone Chemical Co.
		1,069	9.375% due 03/15/18 (Þ)	935		944
Corporate Bonds and Notes - 6.8%			Credit Acceptance Co.
Advanced Micro Devices, Inc.			6.125% due 02/15/21	200		200
7.750% due 08/01/20	225	166	Credit Acceptance Corp.
7.500% due 08/15/22	140	102	7.375% due 03/15/23 (Þ)	65		67
7.000% due 07/01/24	500	350	Cumulus Media Holdings, Inc.
Aegis Merger Sub, Inc.			7.750% due 05/01/19	340		226
10.250% due 02/15/23 (Þ)	310	316	Discover Bank
Albertsons, Inc.			Series BKNT
7.450% due 08/01/29	455	444	3.100% due 06/04/20	610		617
8.000% due 05/01/31	965	950	DISH DBS Corp.
Ally Financial, Inc.			5.000% due 03/15/23	40		37
3.600% due 05/21/18	400	405	5.875% due 11/15/24	120		115
Alpha Natural Resources, Inc.			Dynegy, Inc.
3.750% due 12/15/17	265	8	7.625% due 11/01/24	320		321
6.000% due 06/01/19	575	19	Energy Transfer Equity, LP
6.250% due 06/01/21	360	12	5.875% due 01/15/24	600		581
Altice US Finance II Corp.			EXCO Resources, Inc.
7.750% due 07/15/25 (Þ)	200	193	8.500% due 04/15/22	305		70
American Express Credit Corp.			Frontier Communications Corp.
Series F			8.875% due 09/15/20 (Þ)	85		88
2.600% due 09/14/20	1,000	1,008	10.500% due 09/15/22 (Þ)	90		93
APX Group, Inc.			7.625% due 04/15/24	300		269
6.375% due 12/01/19	70	68	11.000% due 09/15/25 (Þ)	105		110
8.750% due 12/01/20	950	784	GenOn Americas Generation LLC
Aruba Investments, Inc.			8.500% due 10/01/21	45		36
8.750% due 02/15/23 (Þ)	180	178	9.125% due 05/01/31	615		458
Aurora Diagnostics Holdings LLC			Genworth Holdings, Inc.
/ Aurora Diagnostics Financing,			7.200% due 02/15/21	145		138
Inc.			6.500% due 06/15/34	170		125
10.750% due 01/15/18	415	334	6.150% due 11/15/66	160		71
Bank of America Corp.			Guitar Center, Inc.
2.625% due 10/19/20	340	339	6.500% due 04/15/19 (Þ)	725		679
Basic Energy Services, Inc.			9.625% due 04/15/20 (Þ)	710		591
7.750% due 02/15/19	380	153	Harland Clarke Holdings Corp.
7.750% due 10/15/22	175	65	9.250% due 03/01/21 (Þ)	640		544
BMC Software Finance, Inc.			Hexion, Inc.
8.125% due 07/15/21 (Þ)	810	627	6.625% due 04/15/20	310		263
Bon-Ton Department Stores, Inc.			10.000% due 04/15/20	535		508
(The)			iHeartCommunications, Inc.
8.000% due 06/15/21	475	268	10.000% due 01/15/18	285		151
Boxer Parent Co., Inc.			9.000% due 03/01/21	215		177
9.000% due 10/15/19 (Þ)	480	343	Illinois Power Generating Co.
Caesars Entertainment Operating			6.300% due 04/01/20	240		190
Co., Inc.			Series F
11.250% due 06/01/17 (Ø)	120	95	7.950% due 06/01/32	295		230
9.000% due 02/15/20	2,045	1,646	JC Penney Corp., Inc.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 589

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.650% due 06/01/20	195	178	7.450% due 08/15/27	220	225
Kindred Healthcare, Inc.			Shingle Springs Tribal Gaming
8.000% due 01/15/20	250	250	Authority
Lehman Brothers Holdings, Inc.			9.750% due 09/01/21 (Þ)	555	583
5.250% due 01/24/49 (Æ)(Ø)	5,000	377	Signode Industrial Group Lux SA/
Liberty Interactive LLC			Signode Industrial Group US, Inc.
4.000% due 11/15/29	278	166	6.375% due 05/01/22 (Þ)	555	520
3.750% due 02/15/30	1,191	703	Sprint Capital Corp.
McClatchy Co. (The)			6.875% due 11/15/28	195	162
9.000% due 12/15/22	525	502	8.750% due 03/15/32	625	562
Memorial Production Partners, LP			Sprint Corp.
/ Memorial Production Finance			7.875% due 09/15/23	410	379
Corp.			7.125% due 06/15/24	90	79
7.625% due 05/01/21	360	241	7.625% due 02/15/25	185	164
6.875% due 08/01/22	445	281	Time Warner Cable, Inc.
Mohegan Tribal Gaming Authority			6.750% due 06/15/39	80	82
9.750% due 09/01/21	890	917	5.500% due 09/01/41	110	101
9.750% due 09/01/21 (Å)	175	180	Townsquare Media, Inc.
Monitronics International, Inc.			6.500% due 04/01/23 (Å)	5	5
9.125% due 04/01/20	1,440	1,253	Toys R Us, Inc.
Murray Energy Corp.			10.375% due 08/15/17	930	746
11.250% due 04/15/21 (Þ)	400	107	Walter Energy, Inc.
Neptune Finco Corp.			9.875% due 12/15/20	760	2
10.125% due 01/15/23 (Þ)	385	407	8.500% due 04/15/21	665	2
10.875% due 10/15/25 (Þ)	255	272	Yum! Brands, Inc.
New Albertsons, Inc.			6.875% due 11/15/37	135	121
7.750% due 06/15/26	60	59	5.350% due 11/01/43	15	12
8.700% due 05/01/30	120	123			36,028
Nine West Holdings, Inc.			International Debt - 3.3%
8.250% due 03/15/19 (Þ)	875	481	Algeco Scotsman Global Finance
Ocwen Financial Corp.			PLC
7.125% due 05/15/19 (Þ)	235	214	8.500% due 10/15/18 (Þ)	670	585
Optimas OE Solutions Holding LLC			Alinta Energy Finance Pty, Ltd.
/ Optimas OE Solutions, Inc.			6.375% due 08/13/19 (Ê)	286	283
8.625% due 06/01/21 (Å)	330	314	6.375% due 08/13/18 (Ê)	19	19
Parker Drilling Co.			ALM XII, Ltd.
6.750% due 07/15/22	500	385	Series 2015-12A Class D
QUALCOMM, Inc.			5.757% due 04/16/27 (Ê)(Þ)	340	300
3.000% due 05/20/22	1,400	1,382	Altice Financing SA
Radio One, Inc.			6.500% due 01/15/22 (Þ)	25	25
9.250% due 02/15/20 (Þ)	500	413	6.625% due 02/15/23 (Þ)	150	151
Rain CII Carbon LLC / CII Carbon			Altice Finco SA
Corp.			8.125% due 01/15/24 (Þ)	130	129
8.000% due 12/01/18 (Þ)	245	213	7.625% due 02/15/25 (Þ)	45	43
8.250% due 01/15/21 (Þ)	890	743	Altice US Finance SA
Rite Aid Corp.			7.750% due 07/15/25 (Å)	65	63
7.700% due 02/15/27	340	431	AP NMT Acquisition BV 1st Lien
6.875% due 12/15/28 (Þ)	20	24	Term Loan
Rockies Express Pipeline LLC			6.750% due 08/13/21 (Ê)	318	303
6.000% due 01/15/19 (Þ)	305	309	Banco do Brasil SA
5.625% due 04/15/20 (Þ)	230	231	3.875% due 10/10/22	900	749
Roundy's Supermarkets, Inc.			Bluewater Holding BV
10.250% due 12/15/20 (Þ)	395	220	10.000% due 12/10/19 (Þ)	500	325
Sabine Pass Liquefaction LLC			Cathedral Lake, Ltd.
5.625% due 02/01/21	300	298	Series 2014-1A Class C
6.250% due 03/15/22	505	501	3.903% due 01/15/26 (Ê)(Þ)	250	226
5.625% due 04/15/23	520	506	Concordia Healthcare Corp.
SandRidge Energy, Inc.			7.000% due 04/15/23 (Þ)	270	235
7.500% due 02/15/23	545	127	Cutwater, Ltd.
Scientific Games International, Inc.			Series 2014-1A Class C
10.000% due 12/01/22	305	270	3.931% due 07/15/26 (Ê)(Þ)	100	91
ServiceMaster Co. LLC (The)			Digicel, Ltd.
			6.000% due 04/15/21 (Å)	100	90

See accompanying notes which are an integral part of the financial statements.

590 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
		or Shares	$		or Shares	$
6.750% due 03/01/23 (Þ)		145	130	THL Credit Wind River, Ltd.
Drillships Ocean Ventures, Inc.				Series 2015-3A Class D
Term Loan				4.293% due 01/22/27 (Ê)(Þ)	250	241
5.500% due 07/25/21 (Ê)		607	392	YPF SA
Dubai World, Ltd. Term Loan B1				8.750% due 04/04/24 (Þ)	315	319
3.500% due 09/30/18		394	313			17,562
Global A&T Electronics, Ltd.				Loan Agreements - 2.6%
10.000% due 02/01/19 (Þ)		435	370	Albertson's LLC Term Loan B2
Highbridge Loan Management				5.375% due 03/21/19 (Ê)	448	448
Series 2014-2014 Class D				AMF Bowling Centers, Inc. Term
5.275% due 01/18/25 (Ê)(Þ)		250	215	Loan B
IAMGOLD Corp.				7.250% due 09/18/21 (Ê)	493	487
6.750% due 10/01/20 (Þ)		1,060	800	Ascena Retail Group, Inc.Term
ICICI Bank, Ltd.				Loan B
4.750% due 11/25/16 (Þ)		100	103	5.250% due 08/21/22 (Ê)	430	411
Intelsat Luxembourg SA				BMC Software Finance, Inc. Term
7.750% due 06/01/21		485	286	Loan
Jupiter Resources, Inc.				5.000% due 09/10/20 (Ê)	382	343
8.500% due 10/01/22 (Þ)		885	460	Caesars Entertainment Operating
KCA Deutag Alpha, Ltd. 1st Lien				Co., Inc. Extended Term Loan B6
Term Loan B				9.000% due 03/01/17 (Ê)	340	311
6.250% due 05/16/20 (Ê)		341	269	Chromaflo Technologies Corp. 2nd
Kosmos Energy, Ltd.				Lien Term Loan
7.875% due 08/01/21 (Þ)		480	418	8.250% due 06/02/20 (Ê)	115	109
Lloyds Bank PLC				Clear Channel Communications,
12.000% due 12/29/49 (Å)(ƒ)		300	429	Inc. 1st Lien Term Loan D
Lloyds Banking Group PLC				6.938% due 01/30/19 (Ê)	1,017	850
7.500% due 12/31/49 (ƒ)		240	255	Empire Generating Co. LLC Term
Magnetite XV, Ltd.				Loan B
Series 2015-15A Class D				5.250% due 03/14/21 (Ê)	443	394
4.317% due 10/25/27 (Å)(Ê)		375	356	Empire Generating Co. LLC Term
MEG Energy Corp.				Loan C
7.000% due 03/31/24 (Þ)		340	294	5.250% due 03/14/21 (Ê)	32	29
Morgan Stanley				GTCR Valor Cos., Inc. 1st Lien
Series GMTN				Term Loan
0.371% due 01/16/17 (Ê)	EUR	100	110	6.000% due 05/30/21 (Ê)	301	294
Offshore Group Investment, Ltd.				Gymboree Corp. (The)
7.500% due 11/01/19		2,000	587	5.000% due 02/23/18 (Ê)	510	327
Pacific Drilling SA				Hilton Worldwide Finance LLC
5.375% due 06/01/20 (Þ)		90	48	Term Loan

Palmer Square, Ltd.				3.500% due 10/25/20 (Ê)	584	585
Series 2014-1A Class D				Lantheus Medical Imaging, Inc.
5.978% due 10/17/22 (Ê)(Þ)		250	250
Petrobras Global Finance BV				Term Loan
				7.000% due 10/15/22	369	340
6.750% due 01/27/41		460	325	Mashantucket (Western) Pequot
PHOTONIS Technologies SAS 1st
Lien Term Loan				Tribe Term Loan A
				5.000% due 07/01/18 (Ê)	118	88
8.500% due 09/18/19 (Ê)		271	257	Mashantucket (Western) Pequot
Provincia De Buenos Aire
9.950% due 06/09/21 (Þ)		170	175	Tribe Term Loan B
Republic of Argentina Government				9.375% due 06/30/20 (Ê)	821	632
				Millennium Laboratories, Inc. Term

8.280% Bond due 12/31/33 (Å)		5,524	5,298	Loan B
SLM Student Loan Trust				5.250% due 04/16/21 (Ê)	499	176
Series 2003-2 Class A5				MModal LLC Term Loan B
0.342% due 12/15/23 (Ê)	EUR	518	537	9.000% due 01/31/20 (Ê)	436	397
Slovenia Government International				Mohegan Tribal Gaming Authority
Bond				Term Loan B
				5.500% due 06/15/18 (Ê)	481	475
Series REGS				Mount Airy Lodge LLC 1st Lien
5.250% due 02/18/24		400	448
Sound Point CLO II, Ltd.				Term Loan
Series 2013-1A Class B1L				13.500% due 04/01/18	392	402
3.984% due 04/26/25 (Ê)(Þ)		280	260	Moxie Liberty LLC Term Loan B1
				7.500% due 08/21/20 (Ê)	50	47

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 591

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$			or Shares	$
Moxie Patriot LLC Term Loan B1			Series 2007-R6 Class 1A1
6.750% due 12/19/20 (Ê)	475	449	2.106% due 01/26/36 (Ê)		817	670
Murray Energy Corp. Term Loan B			CHL Mortgage Pass-Through Trust
7.500% due 03/19/21	249	161	Series 2004-12 Class 11A1
Nine West Group, Inc. Term Loan			3.026% due 08/25/34 (Ê)		305	270
6.250% due 01/08/20 (Ê)	175	110	Series 2004-16 Class 1A4A
Nine West Holdings, Inc. Term Loan			0.962% due 09/25/34 (Ê)		108	100
4.750% due 10/08/19 (Ê)	269	228	Series 2004-25 Class 1A1
Onex Carestream Finance LP 2nd			0.532% due 02/25/35 (Ê)		108	99
Lien Term Loan			Series 2004-25 Class 2A1
9.500% due 12/07/19 (Ê)	621	576	0.542% due 02/25/34 (Ê)		134	117
Panda Sherman Power LLC Term			DSLA Mortgage Loan Trust
Loan			Series 2004-AR3 Class 2A1
9.000% due 09/14/18 (Ê)	668	602	2.498% due 07/19/44 (Ê)		106	105
Preferred Proppants LLC Term Loan			Fannie Mae-Aces
6.750% due 08/12/20	375	213	Series 2012-M16 Class X
Red Lobster Management LLC Term			Interest Only STRIP
Loan			0.998% due 09/25/22		18,308	922
6.250% due 07/28/21 (Ê)	308	307	GE Commercial Mortgage Corp.
Stallion Oilfield Holdings, Inc. Term			Series 2007-C1 Class A1A
Loan B			5.483% due 12/10/49		824	860
8.000% due 06/19/18 (Ê)	163	104	HarborView Mortgage Loan
Styrolution Group GmbH Term			Series 2005-14 Class 4A1A
Loan B			2.597% due 12/19/35 (Ê)		328	249
6.500% due 09/30/19 (Ê)	316	316	Merrill Lynch Mortgage Investors
Texas Competitive Electric Holdings			Trust
Co. LLC Extended Term Loan			Series 2003-A2 Class 2A3
4.677% due 10/10/17 (Ê)	2,902	980	2.006% due 03/25/33 (Ê)		342	339
The Talbots, Inc. 2nd Lien Term			Morgan Stanley Capital I, Inc.
Loan			Series 2010-IQ14 Class A2FX
9.500% due 03/17/21 (Ê)	340	332	5.610% due 04/15/49		290	290
Toys "R" Us Delaware, Inc. Term			Sequoia Mortgage Trust
Loan B			Series 2003-4 Class 2A1
5.250% due 05/25/18 (Ê)	44	35	0.553% due 07/20/33 (Ê)		179	169
Toys "R" Us Delaware, Inc. Term			Wells Fargo Mortgage Backed
Loan B3			Securities
5.250% due 05/25/18 (Ê)	7	5	Series 2004-DD Class 2A6
Toys R Us - Delaware, Inc. Term			2.617% due 01/25/33 (Ê)		531	529
Loan						6,285
8.250% due 10/24/19 (Ê)	415	413	Municipal Bonds - 0.4%
9.750% due 04/24/20 (Ê)	440	384	Commonwealth of Puerto Rico
Toys R Us Canada, Ltd. Term Loan			General Obligation Unlimited
8.250% due 10/24/19 (Ê)	334	333	8.000% due 07/01/35		650	472
Tribune Publishing Co. Term Loan			5.125% due 07/01/37		20	12
5.750% due 08/04/21 (Ê)	212	201	5.250% due 07/01/37		20	13
Walter Investment Management			5.000% due 07/01/41		85	53
Corp. 1st Lien Term Loan			Puerto Rico Sales Tax Financing
4.750% due 12/18/20 (Ê)	519	472	Corp. Revenue Bonds
Wilton Brands LLC Term Loan			Zero coupon due 08/01/54 (µ)		2,975	196
8.500% due 08/30/18 (Ê)	550	531	Puerto Rico Sales Tax Revenue
		13,897	Bonds
Mortgage-Backed Securities - 1.2%			5.250% due 08/01/57		420	260
Adjustable Rate Mortgage Trust			Texas Public Finance Authority
Series 2005-5 Class 2A1			Revenue Bonds
2.758% due 09/25/35 (Ê)	696	581	8.250% due 07/01/24		555	550
Bear Stearns ALT-A Trust			Tobacco Settlement Financing Corp.
Series 2005-10 Class 24A1			Revenue Bonds
2.460% due 01/25/36 (Ê)	647	530	5.000% due 06/01/41		445	358
Series 2006-3 Class 31A1						1,914
2.799% due 05/25/36 (Ê)	665	455	Non-US Bonds - 1.3%
Bear Stearns Structured Products,			Autonomous Community of
Inc.			Catalonia
			4.750% due 06/04/18	EUR	400	464

See accompanying notes which are an integral part of the financial statements.

592 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
		or Shares	$		or Shares	$
Barclays Bank PLC				1.875% due 08/31/22	700	700
Series RCI				2.500% due 08/15/23	1,600	1,660
14.000% due 12/31/49 (ƒ)	GBP	300	599	2.000% due 08/15/25	1,650	1,628
Deutsche Bundesrepublik Inflation						9,060
Linked Bond				Total Long-Term Investments
Series I/L
1.750% due 04/15/20	EUR	437	537	(cost $102,171)		92,699
0.100% due 04/15/23	EUR	362	425
Deutscheland Government Bonds				Common Stocks - 23.4%
Series I/L				Consumer Discretionary - 4.2%
0.100% due 04/15/26	EUR	201	239	Advance Auto Parts, Inc.(Û)	7,641	1,516
France Government Bond OAT				Amazon.com, Inc.(Æ)	300	188
Series OATe				Caesars Entertainment Corp.(Æ)	15,000	121
0.250% due 07/25/18	EUR	363	414	Cie Generale des Etablissements
1.100% due 07/25/22	EUR	54	67	Michelin Class B	7,544	751
0.250% due 07/25/24	EUR	51	60	Diamond Resorts International, Inc.(Æ)	47,250	1,344
Series OATi				DISH Network Corp. Class A(Æ)	14,500	913
1.300% due 07/25/19	EUR	749	891	Dollar Tree, Inc.(Æ)(Û)	26,408	1,730
2.100% due 07/25/23	EUR	55	74	Elior(Þ)	26,273	499
France Government Bonds				Hilton Worldwide Holdings, Inc.	30,300	757
Series OATi				Home Depot, Inc.(Û)	5,697	704
0.100% due 03/01/25	EUR	101	116	Liberty Global PLC Class C(Æ)(Û)	44,839	1,912
Hellenic Republic Bonds				Macy's, Inc.	6,300	321
Principal Only STRIP				MGM Resorts International(Æ)	33,900	786
Zero coupon due 10/15/42	EUR	39,250	177	New Media Investment Group, Inc.	29,839	480
Hellenic Republic Government				Nike, Inc. Class B(Û)	10,729	1,406
International Bond				Priceline Group, Inc. (The)(Æ)	870	1,265
4.500% due 07/03/17	JPY	110,000	784	Service Corp. International	5,000	141
Hema Bondco I BV				Sirius XM Holdings, Inc.(Æ)	321,400	1,311
5.212% due 06/15/19 (Ê)(Þ)	EUR	360	269	Sportsman's Warehouse Holdings, Inc.
Keystone Financing PLC				(Æ)	1,200	13
9.500% due 10/15/19 (Þ)	GBP	160	259	Starbucks Corp.(Û)	18,767	1,174
LightPoint Pan-European CLO PLC				Starwood Hotels & Resorts Worldwide,
Series 2006-1 Class A				Inc.	15,500	1,238
0.476% due 01/31/22 (Ê)	EUR	47	51
Rapid Holding GmbH				Time Warner Cable, Inc.	6,750	1,278
6.625% due 11/15/20 (Þ)	EUR	325	363	Time Warner, Inc.	9,000	678
SK Spice SARL Term Loan B				Tribune Media Co. Class A	33,400	1,347
0.000% due 06/12/21 (v)	EUR	205	224	Yum! Brands, Inc.	3,000	213
United Kingdom Gilt Inflation						22,086
Linked
Series 3MO				Consumer Staples - 1.7%
1.875% due 11/22/22	GBP	253	465	Anheuser-Busch InBev SA - ADR(Û)	16,220	1,936
0.125% due 03/22/24	GBP	107	178	Blue Buffalo Pet Products, Inc.(Æ)	4,100	74
WFS Global Holding SAS				Coca-Cola Co. (The)(Û)	17,225	729
9.500% due 07/15/22 (Þ)	EUR	200	228	CVS Health Corp.(Û)	6,501	642
			6,884	Mondelez International, Inc. Class A(Û)	31,510	1,454
				Nomad Foods, Ltd.(Æ)	5,000	71
United States Government Treasuries - 1.7%				PepsiCo, Inc.(Û)	7,172	733
United States Treasury Inflation				Procter & Gamble Co. (The)(Û)	18,339	1,401
Indexed Bonds				SABMiller PLC - ADR	8,500	523
0.125% due 04/15/18		722	723	Walgreens Boots Alliance, Inc.(Û)	18,106	1,533
2.125% due 01/15/19		111	118			9,096
0.125% due 04/15/19		661	660
0.375% due 07/15/23		256	252	Energy - 1.6%
0.625% due 01/15/24		204	204	Anadarko Petroleum Corp.	8,400	562
0.125% due 07/15/24		273	239	Atlas Energy Group LLC(Æ)	42,888	89
0.375% due 01/15/25		302	290	Atlas Resource Partners, LP	30,815	88
1.375% due 02/15/44		716	742	Black Stone Minerals, LP	6,100	84
0.750% due 02/15/45		304	269	CONSOL Energy, Inc.	22,500	150
United States Treasury Notes				Enviva Partners, LP	3,800	58
1.750% due 05/15/23		1,600	1,575	Gulf Coast Ultra Deep Royalty Trust(Æ)	133,875	33

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 593

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Gulfport Energy Corp.(Æ)	37,000	1,127	Pfizer, Inc.(Û)	104,104	3,521
Kinder Morgan, Inc.	29,138	797	SIGA Technologies, Inc.(Æ)	100,000	75
Marathon Petroleum Corp.(Û)	25,536	1,323	UnitedHealth Group, Inc.(Û)	17,059	2,009
Nordic American Offshore, Ltd.	27,500	166	VCA, Inc.(Æ)	10,500	575
Phillips 66(Æ)	8,586	765			18,337
Sunrun, Inc.(Æ)	1,800	13
Targa Resources Corp.	15,050	860	Materials and Processing - 1.8%
Targa Resources Partners, LP	10,266	308	Ashland, Inc.	17,400	1,909
TerraForm Global, Inc. Class A(Æ)	37,900	289	CF Industries Holdings, Inc.(Û)	73,458	3,729
Transocean Partners LLC	13,600	154	Dow Chemical Co. (The)	27,879	1,440
YPF SA - ADR	78,000	1,666	Eastman Chemical Co.	6,937	501
		8,532	Graphic Packaging Holding Co.	60,000	850
			LyondellBasell Industries NV Class A	2,900	269
Financial Services - 4.6%			Orion Engineered Carbons SA	6,900	90
AIA Group, Ltd.	123,900	724	Sealed Air Corp.	8,750	430
Alpha Bank AE(Æ)	1,050,000	132	Summit Materials, Inc. Class A(Æ)	8,200	173
Altisource Portfolio Solutions SA(Æ)	12,107	325			9,391
American International Group, Inc.	27,900	1,759
Barclays PLC	160,600	572	Producer Durables - 1.7%
BGC Partners, Inc. Class A	52,500	454	AerCap Holdings NV(Æ)	46,300	1,921
Chimera Investment Corp.(ö)	98,500	1,387	AMR Corp.(Æ)(Å)	75,000	—
Citigroup, Inc.	37,900	2,015	Delta Air Lines, Inc.(Û)	59,255	3,013
Citizens Financial Group, Inc.	3,900	92	Eagle Bulk Shipping, Inc.(Æ)	8,337	51
Colony Capital, Inc. Class A(ö)	33,500	681	General Electric Co.	59,000	1,706
E*Trade Financial Corp.(Æ)	33,300	949	Milacron Holdings Corp.(Æ)	3,200	55
Federal National Mortgage			Nomad Foods, Ltd.(Æ)	61,000	890
Association(Æ)	175,000	394	United Continental Holdings, Inc.(Æ)	24,254	1,463
Fiserv, Inc.(Æ)	7,616	735			9,099
HRG Group, Inc.(Æ)	85,100	1,145
JPMorgan Chase & Co.	17,000	1,092	Technology - 3.4%
KKR & Co., LP	22,174	380	Alphabet, Inc. Class A(Æ)(Û)	8,520	6,283
McGraw Hill Financial, Inc.(Û)	6,501	602	Amadeus IT Holding SA Class A	5,100	217
Moody's Corp.(Û)	6,300	606	Facebook, Inc. Class A(Æ)(Û)	34,247	3,492
Navient Corp.	128,650	1,697	First Data Corp. Class A(Æ)	1,400	22
New Residential Investment Corp.(ö)	73,124	887	LinkedIn Corp. Class A(Æ)(Û)	3,686	888
New Senior Investment Group, Inc.(ö)	61,800	619	Loral Space & Communications, Inc.(Æ)	12,400	554
PennyMac Financial Services, Inc. Class			Microsoft Corp.	29,826	1,570
A(Æ)	48,800	807	MModal(Å)(Æ)	13,683	214
PennyMac Mortgage Investment Trust(ö)	6,500	95	Motorola Solutions, Inc.	19,500	1,365
Piraeus Bank SA(Æ)	405,000	41	NII Holdings, Inc.(Æ)	40,000	281
Public Storage(ö)	3,117	715	Qihoo 360 Technology Co., Ltd.
RCS Capital Corp. Class A(Æ)	81,500	62	- ADR(Æ)	8,500	485
Realogy Holdings Corp.(Æ)	21,800	852	SunEdison, Inc.(Æ)	88,800	648
Spirit Realty Capital, Inc.(ö)	53,500	545	Tencent Holdings, Ltd.	118,370	2,222
Springleaf Holdings, Inc. Class A(Æ)	20,600	966			18,241
Tetragon Financial Group, Ltd.	127,240	1,229
Visa, Inc. Class A	20,375	1,581	Utilities - 0.9%
		24,140	Abengoa Yield PLC	4,700	87
			NextEra Energy, Inc.	20,287	2,083
Health Care - 3.5%			Sempra Energy(Û)	27,281	2,794
Allergan PLC(Æ)	11,333	3,496			4,964
Bristol-Myers Squibb Co.(Û)	27,857	1,837
Carbylan Therapeutics, Inc.(Æ)	700	3	Total Common Stocks
Celgene Corp.(Æ)(Û)	6,098	748	(cost $121,416)		123,886
Cigna Corp.(Û)	8,578	1,150
Depomed, Inc.(Æ)	40,000	700	Investments in Other Funds – 0.2%
GlaxoSmithKline PLC - ADR(Æ)	17,156	739	SPDR S&P 500 ETF Trust	28,577	1,269
Humana, Inc.(Û)	6,778	1,211	SPDR S&P Oil & Gas Exploration &
Johnson & Johnson(Û)	10,600	1,071	Production ETF	900	33
Paratek Pharmaceuticals, Inc.(Æ)	1,100	19
Perrigo Co. PLC	7,500	1,183

See accompanying notes which are an integral part of the financial statements.

594 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
		Principal		Fair				Principal			Fair
	Amount ($)			Value			Amount ($)				Value
		or Shares		$				or Shares			$
Total Investments in Other Funds					SPDR S&P 500 ETF Trust
(cost $1,243)				1,302	Nov 2015 190.00 Put (641)		USD	12,179		(ÿ)	14
					Nov 2015 207.50 Put (200)		USD	4,150		(ÿ)	25
Preferred Stocks - 0.1%					Swaptions
Energy - 0.1%					(Fund Receives/Fund Pays)
SunEdison, Inc.(Æ)		400		270	USD 3 Month LIBOR/USD 2.000%
					Dec 2015 0.00 Call (1)			25,000	(ÿ)		43
Total Preferred Stocks					May 2016 0.00 Put (1)			1,290	(ÿ)		5
(cost $400)				270	Tenet Healthcare Corp.
					Nov 2015 40.00 Call (150)		USD	600		(ÿ)	3
					YPF SA
Options Purchased - 1.4%					Dec 2015 20.00 Call (120)		USD	240		(ÿ)	30
(Number of Contracts)					Dec 2015 14.00 Put (195)		USD	273		(ÿ)	8
Apple, Inc.					Total Options Purchased
Nov 2015 100.00 Call (75)	USD	750	(ÿ)	147
Jan 2016 100.00 Call (120)	USD	1,200	(ÿ)	240	(cost $5,992)						7,326
Baxter International, Inc.
Jan 2016 30.00 Call (100)	USD	300	(ÿ)	79	Warrants & Rights - 0.3%
Jan 2016 35.00 Call (160)	USD	560	(ÿ)	52	Alpha Bank (Æ)
Cross Currency Options					2017	Warrants		63,200			2
(EUR/USD)					HSBC Bank PLC (Æ)
Jan 2016 1.01 Put (1)	EUR	6,894	(ÿ)	778
Cross Currency Options					2017	Warrants		113,934			1,617
(USD/BRL)					MModal (Å)(Æ)
Feb 2016 4.00 Call (1)	USD	205,500	(ÿ)	2,129	2017	Warrants		9,579			3
Cross Currency Options					Total Warrants & Rights
(USD/CNY)					(cost $2,027)						1,622
Feb 2016 6.13 Call (1)	USD	419,905	(ÿ)	2,778

Delta Air Lines, Inc.					Short-Term Investments - 40.1%
Nov 2015 49.00 Call (125)	USD	613	(ÿ)	31
					JET Equipment Trust
Depomed, Inc.					Series 94-A
Nov 2015 18.00 Call (100)	USD	180	(ÿ)	10	9.410% due 12/15/15 (Þ)			229			236
Dec 2015 22.00 Call (25)	USD	55	(ÿ)	2	Russell U.S. Cash Management Fund			155,794,021		(8)	155,794
Dec 2015 26.00 Call (100)	USD	260	(ÿ)	3	Texas Competitive Electric Holdings Co.,
Diamond Resorts					LLC Term Loan
International, Inc.					4.677% due 10/10/16			1,023			327
Feb 2016 22.50 Call (50)	USD	113	(ÿ)	31
Eurodollar 1 Year					United States Treasury Bills
					0.030% due 11/05/15 (ç)(~)			1,000			1,000
Midcurve Futures					0.070% due 01/14/16 (~)			1,000			1,000
Dec 2015 99.00 Put (120)	USD	28,958	(ÿ)	29
Gold 100 oz. Futures					0.050% due 11/27/15 (ç)(~)(§)			19,000			18,999
Jan 2016 2,000.00 (705)	USD	141,000	(ÿ)	7	0.066% due 12/03/15 (ç)(~)			3,828			3,828
Horizon Pharma Public,					0.066% due 12/03/15 (ç)(~)			5,000			5,000
Ltd. Co.					0.076% due 12/03/15 (ç)(~)			400			400
Nov 2015 16.00 Call (100)	USD	160	(ÿ)	16	0.110% due 12/17/15 (ç)(~)(Û)			5,000			5,000
Inflationary Floor Options					Zero coupon due 01/14/16 (~)			1,552			1,552
Aug 2019 1.60 Call (1)	USD	24,442	(ÿ)	259	0.140% due 01/28/16			7,041			7,039
Aug 2019 1.63 Call (1)	USD	26,163	(ÿ)	167	0.160% due 02/04/16			4,091			4,090
Aug 2019 1.63 Put (1)	USD	9,425	(ÿ)	60	0.160% due 02/04/16 (~)			260			260
iShares MSCI Brazil					0.230% due 03/03/16 (~)(Û)			5,000			4,996
Capped ETF					United States Treasury Notes
Nov 2015 25.00 Call (150)	USD	375	(ÿ)	3	0.250% due 03/10/16 (~)(Û)			3,000			2,997
iShares MSCI South Korea					Total Short-Term Investments
Capped ETF
Dec 2015 53.00 Put (100)	USD	10	(ÿ)	11	(cost $212,901)						212,518
Jan 2016 52.00 Put (125)	USD	650	(ÿ)	18
Medtronic Public, Ltd. Co.					Repurchase Agreements - 6.9%
Jan 2016 70.00 Call (125)	USD	875	(ÿ)	68	Agreement with Barclays and State Street
Micron Technology, Inc.					Bank (Tri-Party) of $1,200 dated
Jan 2017 20.00 Call (990)	USD	1,980	(ÿ)	203	October 30, 2015 at 0.130% to be
Mylan NV					repurchased at $1,200 on November
Nov 2015 42.00 Put (75)	USD	315	(ÿ)	11	2, 2015 collateralized by: $1,195
S&P 500 E-Mini Index					par various United States Treasury
Nov 2015 2,000.00 Put (63)	USD	6,300	(ÿ)	27	Obligations, valued at $1,222.			1,200			1,200
Dec 2015 2,000.00 Put (49)	USD	5,300	(ÿ)	39

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 595

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal	Fair
		Amount ($)	Value		Amount ($)	Value
		or Shares	$		or Shares	$
Agreement with Deutsche Bank and				Varian Medical Systems, Inc.(Æ)	(8,941)	(702)
State Street Bank (Tri-Party) of						(2,920)
$9,600 dated October 30, 2015 at				Materials and Processing - (1.1)%
0.180% to be repurchased at $9,600				Fastenal Co.	(26,877)	(1,053)
on November 2, 2015 collateralized				First Quantum Minerals, Ltd.	(105,351)	(562)
by: $8,283 par various United States				Glencore PLC(Æ)	(752,151)	(1,295)
Treasury Obligations, valued at				LyondellBasell Industries NV Class A	(15,827)	(1,471)
$9,703	.	9,600	9,600	Mosaic Co. (The)	(21,204)	(717)
Agreement with Goldman Sachs and				Potash Corp. of Saskatchewan, Inc.	(32,100)	(649)
State Street Bank (Tri-Party) of						(5,747)
$7,400 dated October 30, 2015 at				Producer Durables - (0.5)%
0.180% to be repurchased at $7,400				Caterpillar, Inc.	(17,761)	(1,297)
on November 2, 2015 collateralized				Cummins, Inc.	(10,523)	(1,089)
by: $7,070 par various United States
Government Agency Obligations,						(2,386)
valued at $7,617.		7,400	7,400	Technology - (0.6)%
				Apple, Inc.	(7,750)	(926)
Agreement with JP Morgan Chase				International Business Machines Corp.	(6,825)	(956)
and State Street Bank (Tri-Party) of				Motorola Solutions, Inc.	(7,235)	(506)
$18,500 dated October 30, 2015 at				Workday, Inc. Class A(Æ)	(9,580)	(757)
0.190% to be repurchased at $18,500
on November 2, 2015 collateralized						(3,145)
by: $18,897 par various United				Total Common Stocks
States Treasury Obligations, valued at				(proceeds $25,183)		(22,621)
$18,900	.	18,500	18,500
Total Repurchase Agreements				Investments in Other Funds - (1.1)%
(cost $36,700)			36,700	iShares MSCI Brazil Capped ETF	(48,660)	(1,113)
				iShares MSCI Emerging Markets ETF	(59,518)	(2,075)
Total Investments 89.9%				iShares U.S. Real Estate ETF	(8,500)	(640)
(identified cost $482,850)			476,323	iShares Nasdaq Biotechnology ETF	(4,704)	(1,531)
				SPDR S&P Retail ETF	(3,500)	(160)
				Consumer Discretionary Select	(3,000)	(191)
Securities Sold Short - (5.4)%				Total Investments in Other Funds
Common Stocks - (4.3)%
Consumer Discretionary - (0.6)%				(proceeds $5,998)		(5,710)
Autoliv, Inc.		(6,635)	(804)
Charter Communications, Inc. Class				Total Securities Sold Short
A(Æ)		(3,575)	(683)	(proceeds $31,181)		(28,331)
Kohl's Corp.		(13,137)	(606)
Swatch Group AG (The) Class B		(3,220)	(1,257)	Other Assets and Liabilities,
			(3,350)	Net - 15.5%		82,012
Consumer Staples – (0.0)%
Molson Coors Brewing Co. Class B		(1,250)	(110)	Net Assets - 100.0%		530,004

Energy - (0.4)%
Apache Corp.		(11,662)	(549)
Chevron Corp.		(8,579)	(780)
Royal Dutch Shell PLC Class A
- ADR(Æ)		(13,204)	(693)
			(2,022)
Financial Services - (0.6)%
Canadian Imperial Bank of Commerce		(14,704)	(1,128)
Goldman Sachs Group, Inc. (The)		(3,796)	(712)
PayPal Holdings, Inc.(Æ)		(18,030)	(650)
Realty Income Corp.(ö)		(9,119)	(451)
			(2,941)
Health Care - (0.5)%
Aetna, Inc.		(1,050)	(121)
Anthem, Inc.		(650)	(90)
Horizon Pharma PLC(Æ)		(24,375)	(383)
Intuitive Surgical, Inc.(Æ)		(2,871)	(1,426)
Mylan NV(Æ)		(4,500)	(198)

See accompanying notes which are an integral part of the financial statements.

596 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
1.3%
Altice US Finance SA	10/14/15	65,000	94.26	61	63
AMR	10/14/15	75,000	—	—	—
Digicel, Ltd.	10/06/15	100,000	88.90	89	90
Lloyds Bank PLC	01/17/13	300,000	122.78	368	429
Magnetite XV, Ltd.	10/20/15	375,000	94.94	356	356
MModal	07/31/14	13,683	20.01	274	214
MModal	08/28/14	5,448	25.99	1	1
MModal	08/28/14	4,131	63.01	3	2
Mohegan Tribal Gaming Authority	10/21/15	175,000	102.74	180	180
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc.	10/21/15	330,000	96.51	318	314
Republic of Argentina Government Bond	05/20/14	5,524,030	82.69	4,568	5,298
Townsquare Media, Inc.	10/22/15	5,000	96.75	5	5
					6,952
d For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Aluminum Futures	18	USD	659	12/15	(46)
Aluminum Futures	9	USD	332	01/16	(19)
Australia Bank Bill 90 Day Futures	184	AUD	183,102	12/15	64
Australia Government 3 Year Treasury Bond Futures	65	AUD	7,300	12/15	4
Australia Government 10 Year Treasury Bond Futures	22	AUD	2,846	12/15	14
Brent Crude Oil Futures	5	USD	248	11/15	4
Brent Crude Oil Futures	5	USD	252	12/15	1
CAC40 EURO Index Futures	5	EUR	245	11/15	11
Canada 10 Year Bond Futures	11	CAD	1,545	12/15	(15)
Cocoa Futures	11	USD	253	12/15	25
Coffee Futures	1	USD	45	12/15	(4)
Copper Futures	1	USD	128	11/15	1
Copper Futures	13	USD	1,244	12/15	(27)
Copper Futures	2	USD	256	01/16	(8)
Corn Futures	14	USD	268	12/15	(2)
Cotton No. 2 Futures	3	USD	95	12/15	(5)
Dow Jones Mini Index Futures	6	USD	528	12/15	—
Euribor Interest Rate Futures	37	EUR	9,257	06/17	7
Euribor Interest Rate Futures	27	EUR	6,759	03/16	2
Euribor Interest Rate Futures	26	EUR	6,510	06/16	2
Euribor Interest Rate Futures	28	EUR	7,011	09/16	3
Euribor Interest Rate Futures	32	EUR	8,011	12/16	4
Euribor Interest Rate Futures	35	EUR	8,760	03/17	5
Euribor Interest Rate Futures	18	EUR	4,502	09/17	4
Euro STOXX Index 50 Futures	198	EUR	6,738	12/15	37
Euro-Bobl Futures	80	EUR	10,354	12/15	21
Euro-BTP Futures	24	EUR	3,335	12/15	67
Euro-Bund Futures	40	EUR	6,288	12/15	40
Euro-Buxl Futures	4	EUR	631	12/15	9
Euro-OAT Futures	15	EUR	2,299	12/15	28
Euro-Schatz Futures	104	EUR	11,594	12/15	3
Eurodollar Futures	36	USD	8,951	03/16	—
Eurodollar Futures	26	USD	6,455	06/16	2
Eurodollar Futures	20	USD	4,958	09/16	2
Eurodollar Futures	17	USD	4,207	12/16	4
Eurodollar Futures	15	USD	3,707	03/17	3
Eurodollar Futures	13	USD	3,208	06/17	4
Eurodollar Futures	12	USD	2,957	09/17	2
FTSE CHINA A50 Index Futures	22	USD	220	11/15	(2)
FTSE/JSE Top 40 Index Futures	29	ZAR	14,139	12/15	12

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 597

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
FTSE/MIB Index Futures	2	EUR	224	12/15	(2)
Gas Oil Futures	1	USD	58	11/15	(2)
Gold 100 oz. Futures	76	USD	8,675	12/15	(6)
H-Shares Index Futures	3	HKD	1,564	11/15	(5)
iShares MSCI Taiwan Index Futures	11	USD	348	11/15	(2)
Japan Government 10 Year Bond Futures	1	JPY	148,560	12/15	6
Japan Government Mini 10 Year Bond Futures	72	JPY	1,069,488	12/15	23
KOSPI2 Index Futures	7	KRW	879,200	12/15	4
Lead Futures	3	USD	127	12/15	2
Lead Futures	1	USD	42	01/16	2
Lean Hogs Futures	5	USD	118	12/15	(15)
Live Cattle Futures	3	USD	170	12/15	(3)
Long Gilt Futures	27	GBP	3,179	12/15	(10)
Low Sulphur Gasoil Futures	4	USD	182	11/15	(9)
Low Sulphur Gasoil Futures	4	USD	184	12/15	(11)
MSCI Emerging Markets Mini Index Futures	348	USD	14,680	12/15	(492)
Nasdaq 100 E-Mini Index Futures	25	USD	2,322	12/15	20
New York Harbor ULSD Futures	2	USD	127	11/15	(11)
Nickel Futures	2	USD	121	12/15	1
Nickel Futures	2	USD	121	01/16	2
Nikkei 225 Index Futures	6	JPY	114,540	12/15	13
OMXS30 Index Futures	7	SEK	1,047	11/15	—
Palladium Futures	6	USD	406	12/15	19
Platinum Futures	4	USD	198	01/16	1
S&P 500 E-Mini Index Futures	15	USD	1,555	12/15	54
S&P Mid 400 E-Mini Index Futures	1	USD	144	12/15	1
SGX S&P CNX Nifty Index Futures	195	USD	3,150	11/15	(73)
Silver Futures	12	USD	934	12/15	(9)
Soybean Futures	1	USD	44	01/16	—
Soybean Meal Futures	43	USD	1,309	12/15	(141)
Soybean Oil Futures	9	USD	152	12/15	(19)
Sterling Futures	15	GBP	1,853	06/17	5
Sterling Interest Rate Futures	17	GBP	2,111	03/16	3
Sterling Interest Rate Futures	271	GBP	33,624	06/16	6
Sterling Interest Rate Futures	23	GBP	2,851	09/16	6
Sterling Interest Rate Futures	18	GBP	2,229	12/16	6
Sterling Interest Rate Futures	16	GBP	1,979	03/17	5
Sterling Interest Rate Futures	13	GBP	1,605	09/17	4
Sugar 11 Futures	12	USD	195	02/16	3
TAIEX Index Futures	1	TWD	1,714	11/15	—
TOPIX Index Futures	83	JPY	1,293,555	12/15	426
United States 2 Year Treasury Note Futures	92	USD	20,116	12/15	(20)
United States 5 Year Treasury Note Futures	60	USD	7,186	12/15	(2)
United States 10 Year Treasury Note Futures	75	USD	9,577	12/15	(48)
United States Treasury Long Bond Futures	13	USD	2,034	12/15	(5)
United States Treasury Ultra Bond Futures	10	USD	1,597	12/15	(3)
Wheat Futures	4	USD	104	12/15	1
WTI Crude Futures	6	USD	280	11/15	(12)
Zinc Futures	1	USD	42	11/15	(5)
Zinc Futures	7	USD	298	12/15	(1)
Zinc Futures	6	USD	256	01/16	2
Short Positions
Aluminum Futures	24	USD	879	12/15	33
Aluminum Futures	9	USD	332	01/16	19
Bankers Acceptance Futures	16	CAD	3,968	03/16	—
Bankers Acceptance Futures	11	CAD	2,728	06/16	—
BIST 30 Index Futures	946	TRY	9,486	12/15	(58)
Bovespa Index Futures	5	BRL	232	12/15	4
Brent Crude Oil Futures	5	USD	248	11/15	(1)
Brent Crude Oil Futures	19	USD	956	12/15	(4)
Cocoa Futures	8	USD	187	12/15	(19)
Coffee Futures	10	USD	454	12/15	(1)
Copper Futures	1	USD	128	11/15	1
Copper Futures	18	USD	1,534	12/15	(6)
Copper Futures	2	USD	256	01/16	8
Corn Futures	28	USD	535	12/15	(1)
Cotton No. 2 Futures	1	USD	32	12/15	1

See accompanying notes which are an integral part of the financial statements.

598 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
Eurodollar Futures	202	USD	49,990	12/16	10
Eurodollar Futures	116	USD	28,550	12/17	39
Euroswiss Interest Rate Futures	7	CHF	1,767	09/16	—
EuroSwiss Interest Rate Futures	7	CHF	1,766	03/16	—
EuroSwiss Interest Rate Futures	7	CHF	1,766	06/16	—
Federal Funds 30 Day Futures	276	USD	114,854	11/15	(86)
Federal Funds 30 Day Futures	469	USD	194,709	04/16	(50)
FTSE 100 Index Futures	3	GBP	190	12/15	—
Gas Oil Futures	7	USD	403	11/15	(3)
Gold 100 oz. Futures	33	USD	3,767	12/15	(141)
Hang Seng Index Futures	3	HKD	3,403	11/15	5
H-Shares Index Futures	1	HKD	521	11/15	—
IBEX 35 Index Futures	3	EUR	308	11/15	(7)
Lead Futures	3	USD	127	12/15	1
Lead Futures	1	USD	42	01/16	(2)
Lean Hogs Futures	6	USD	142	12/15	—
Low Sulphur Gasoil Futures	4	USD	182	11/15	11
Low Sulphur Gasoil Futures	27	USD	1,242	12/15	29
MSCI EAFE Mini Index Futures	1	USD	88	12/15	(3)
MSCI Emerging Markets Mini Index Futures	11	USD	464	12/15	(6)
MSCI Singapore Index ETS Futures	4	SGD	134	11/15	3
Natural Gas Futures	16	USD	371	11/15	63
New York Harbor ULSD Futures	13	USD	828	11/15	11
Nickel Futures	4	USD	241	12/15	(4)
Nickel Futures	2	USD	121	01/16	(1)
Palladium Futures	6	USD	406	12/15	(44)
Platinum Futures	5	USD	247	01/16	(4)
Russell 2000 Mini Index Futures	2	USD	232	12/15	—
S&P 500 E-Mini Index Futures	20	USD	2,074	12/15	(74)
S&P/TSX 50 Index Futures	4	CAD	634	12/15	2
Silver Futures	9	USD	701	12/15	(10)
Soybean Futures	34	USD	1,506	01/16	1
Soybean Meal Futures	43	USD	1,309	12/15	(9)
Soybean Meal Futures	7	USD	212	01/16	—
Soybean Oil Futures	6	USD	102	12/15	14
Soybean Oil Futures	13	USD	222	01/16	—
SPI 200 Index Futures	2	AUD	262	12/15	—
Sterling Futures	252	GBP	31,134	06/17	(10)
Sugar 11 Futures	13	USD	211	02/16	(31)
Swiss Market Index Futures	5	CHF	447	12/15	(4)
United States 5 Year Treasury Note Futures	26	USD	3,114	12/15	15
Wheat Futures	18	USD	457	12/15	(1)
WTI Crude Futures	17	USD	792	11/15	(2)
Zinc Futures	1	USD	42	11/15	5
Zinc Futures	10	USD	425	12/15	(1)
Zinc Futures	6	USD	256	01/16	(1)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(343)

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
Ashland, Inc.	Call	30	100.00	USD	300	11/20/15	(30)
Ashland, Inc.	Call	50	120.00	USD	600	11/20/15	(2)
Cross Currency Options (EUR/MXN)	Call	1	18.30	EUR	114,375	11/09/15	(44)
Cross Currency Options (EUR/USD)	Call	1	1.32	EUR	4,528	01/12/16	—
Cross Currency Options (USD/BRL)	Put	1	4.00	USD	51,375	02/11/16	(2,129)
Cross Currency Options (USD/JPY)	Put	1	105.00	USD	18,007,500	11/25/15	—
Cross Currency Options (USD/JPY)	Put	1	105.00	USD	17,955,000	12/10/15	—
Delta Air Lines, Inc.	Call	250	52.50	USD	1,313	11/20/15	(17)
Eurodollar 1 Year Midcurve Futures	Put	233	98.75	USD	57,522	12/11/15	(15)
Horizon Pharma Public, Ltd. Co.	Call	200	19.00	USD	380	11/20/15	(11)
Inflationary Floor Options	Call	2	1.00	USD	62,800	08/15/19	(406)
Inflationary Floor Options	Put	1	1.00	USD	11,600	08/15/19	(60)
S&P 500 E-Mini Index	Call	63	2,100.00	USD	6,615	11/20/15	(41)
S&P 500 E-Mini Index	Put	106	1,930.00	USD	10,229	12/04/15	(37)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 599

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
SanDisk Corp.	Call	250	85.00	USD	2,125	11/20/15	(1)
Service Corp. International	Call	50	25.00	USD	125	11/20/15	(17)
SPDR S&P 500 ETF Trust	Put	200	197.00	USD	3,940	11/20/15	(2)
Swaptions
(Fund Receives/Fund Pays)
USD 3 Month LIBOR/USD 1.500%	Call	1	0.00		18,750	12/15/15	(6)
USD 3 Month LIBOR/USD 1.750%	Call	1	0.00		21,875	12/15/15	(20)
USD 2.50%/3 Month LIBOR	Put	1	0.00		11,250	05/12/16	(3)
YPF Sociedad Anonima	Call	240	23.00	USD	552	12/18/15	(26)
Total Liability for Options Written (premiums received $5,318)							(2,867)

Transactions in options written contracts for the period ended October 31, 2015 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding October 31, 2014	2,488	$2,516
Opened	61,067	30,320
Closed	(16,754)	(4,174)
Expired	(45,118)	(23,344)
Outstanding October 31, 2015	1,683	$5,318

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	8	EUR	7	12/15/15	—
Bank of America	USD	31	EUR	28	12/15/15	(1)
Bank of America	USD	48	EUR	43	12/15/15	(1)
Bank of America	USD	70	EUR	62	12/15/15	(2)
Bank of America	USD	142	EUR	126	12/15/15	(3)
Bank of America	USD	265	EUR	234	12/15/15	(8)
Bank of America	USD	1,264	EUR	1,131	12/15/15	(20)
Bank of America	USD	579	GBP	382	12/16/15	10
Bank of America	USD	198	ILS	781	11/30/15	4
Bank of America	CAD	34	USD	25	12/16/15	(1)
Bank of America	EUR	6	USD	6	12/15/15	—
Bank of America	EUR	8	USD	8	12/15/15	—
Bank of America	EUR	12	USD	13	12/15/15	—
Bank of America	EUR	19	USD	20	12/15/15	—
Bank of America	EUR	38	USD	43	12/15/15	1
Bank of America	EUR	139	USD	154	12/15/15	1
Bank of America	EUR	302	USD	344	12/15/15	11
Bank of America	GBP	1,082	USD	1,645	11/03/15	(23)
Barclays	USD	30	EUR	27	12/15/15	(1)
Barclays	USD	76	EUR	67	12/15/15	(3)
Barclays	USD	394	EUR	348	12/15/15	(10)
Barclays	USD	1,054	INR	69,875	01/21/16	1
Barclays	EUR	49	USD	54	12/15/15	—
Citigroup	USD	104	AUD	147	11/02/15	1
Citigroup	USD	3	AUD	4	12/16/15	—
Citigroup	USD	7	AUD	10	12/16/15	—
Citigroup	USD	16	AUD	22	12/16/15	—
Citigroup	USD	22	AUD	30	12/16/15	—
Citigroup	USD	26	AUD	36	12/16/15	—
Citigroup	USD	65	AUD	89	12/16/15	(2)
Citigroup	USD	106	AUD	148	12/16/15	—
Citigroup	USD	119	AUD	164	12/16/15	(2)
Citigroup	USD	135	AUD	191	12/16/15	—
Citigroup	USD	222	AUD	311	12/16/15	(1)
Citigroup	USD	257	AUD	361	12/16/15	—
Citigroup	USD	1,680	AUD	2,366	12/16/15	3

See accompanying notes which are an integral part of the financial statements.

600 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	USD	2	BRL	10	12/16/15	—
Citigroup	USD	2	BRL	10	12/16/15	—
Citigroup	USD	3	BRL	10	12/16/15	—
Citigroup	USD	3	BRL	10	12/16/15	—
Citigroup	USD	3	BRL	10	12/16/15	—
Citigroup	USD	3	BRL	10	12/16/15	—
Citigroup	USD	5	BRL	20	12/16/15	—
Citigroup	USD	7	BRL	30	12/16/15	—
Citigroup	USD	8	BRL	30	12/16/15	—
Citigroup	USD	11	BRL	40	12/16/15	—
Citigroup	USD	12	BRL	50	12/16/15	1
Citigroup	USD	15	BRL	63	12/16/15	1
Citigroup	USD	15	BRL	60	12/16/15	—
Citigroup	USD	16	BRL	65	12/16/15	—
Citigroup	USD	45	BRL	180	12/16/15	1
Citigroup	USD	52	BRL	210	12/16/15	2
Citigroup	USD	59	BRL	230	12/16/15	—
Citigroup	USD	143	BRL	560	12/16/15	—
Citigroup	USD	9	CAD	12	12/16/15	—
Citigroup	USD	35	CAD	45	12/16/15	—
Citigroup	USD	51	CAD	67	12/16/15	—
Citigroup	USD	78	CAD	101	12/16/15	(1)
Citigroup	USD	140	CAD	186	12/16/15	3
Citigroup	USD	151	CAD	199	12/16/15	2
Citigroup	USD	194	CAD	252	12/16/15	(1)
Citigroup	USD	216	CAD	279	12/16/15	(2)
Citigroup	USD	242	CAD	317	12/16/15	1
Citigroup	USD	255	CAD	333	12/16/15	(1)
Citigroup	USD	2,495	CAD	3,267	12/16/15	3
Citigroup	USD	1	CHF	1	12/16/15	—
Citigroup	USD	66	CHF	63	12/16/15	(2)
Citigroup	USD	1	CLP	859	12/16/15	—
Citigroup	USD	1	CLP	1,000	12/16/15	—
Citigroup	USD	4	CLP	2,556	12/16/15	—
Citigroup	USD	4	CLP	2,603	12/16/15	—
Citigroup	USD	7	CLP	5,000	12/16/15	—
Citigroup	USD	17	CLP	12,000	12/16/15	—
Citigroup	USD	20	CLP	14,000	12/16/15	—
Citigroup	USD	29	CLP	20,585	12/16/15	1
Citigroup	USD	124	CLP	84,553	12/16/15	(2)
Citigroup	USD	61,650	CNY	392,863	02/16/16	(202)
Citigroup	USD	2	COP	6,520	12/16/15	—
Citigroup	USD	4	COP	12,346	12/16/15	—
Citigroup	USD	61	COP	191,258	12/16/15	5
Citigroup	USD	19	CZK	464	11/02/15	—
Citigroup	USD	4	CZK	100	12/16/15	—
Citigroup	USD	15	CZK	351	12/16/15	—
Citigroup	USD	15	CZK	360	12/16/15	—
Citigroup	USD	19	CZK	464	12/16/15	—
Citigroup	USD	24	CZK	567	12/16/15	(1)
Citigroup	USD	26	CZK	626	12/16/15	(1)
Citigroup	USD	28	CZK	679	12/16/15	—
Citigroup	USD	28	CZK	667	12/16/15	(1)
Citigroup	USD	40	CZK	959	12/16/15	(1)
Citigroup	USD	40	CZK	964	12/16/15	(1)
Citigroup	USD	51	CZK	1,243	12/16/15	—
Citigroup	USD	61	CZK	1,500	12/16/15	—
Citigroup	USD	149	CZK	3,591	12/16/15	(3)
Citigroup	USD	397	CZK	9,519	12/16/15	(10)
Citigroup	USD	397	CZK	9,561	12/16/15	(9)
Citigroup	USD	446	CZK	10,687	12/16/15	(12)
Citigroup	USD	551	CZK	13,241	12/16/15	(13)
Citigroup	USD	11	EUR	10	12/16/15	—

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 601

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	USD	16	EUR	14	12/16/15	(1)
Citigroup	USD	50	EUR	45	12/16/15	(1)
Citigroup	USD	56	EUR	50	12/16/15	(1)
Citigroup	USD	61	EUR	54	12/16/15	(2)
Citigroup	USD	132	EUR	116	12/16/15	(4)
Citigroup	USD	143	EUR	127	12/16/15	(3)
Citigroup	USD	172	EUR	153	12/16/15	(3)
Citigroup	USD	185	EUR	167	12/16/15	(2)
Citigroup	USD	205	EUR	180	12/16/15	(7)
Citigroup	USD	217	EUR	192	12/16/15	(6)
Citigroup	USD	246	EUR	223	12/16/15	(1)
Citigroup	USD	253	EUR	230	12/16/15	—
Citigroup	USD	356	EUR	314	12/16/15	(10)
Citigroup	USD	370	EUR	335	12/16/15	(2)
Citigroup	USD	386	EUR	343	12/16/15	(9)
Citigroup	USD	407	EUR	362	12/16/15	(8)
Citigroup	USD	417	EUR	364	12/16/15	(16)
Citigroup	USD	518	EUR	464	12/16/15	(8)
Citigroup	USD	807	EUR	723	12/16/15	(12)
Citigroup	USD	1,541	EUR	1,370	12/16/15	(33)
Citigroup	USD	1,543	EUR	1,370	12/16/15	(35)
Citigroup	USD	1,588	EUR	1,413	12/16/15	(33)
Citigroup	USD	1,968	EUR	1,767	12/16/15	(23)
Citigroup	USD	2,625	EUR	2,384	12/16/15	(2)
Citigroup	USD	49	GBP	32	11/02/15	1
Citigroup	USD	2	GBP	1	12/16/15	—
Citigroup	USD	6	GBP	4	12/16/15	—
Citigroup	USD	24	GBP	16	12/16/15	—
Citigroup	USD	25	GBP	16	12/16/15	—
Citigroup	USD	49	GBP	32	12/16/15	—
Citigroup	USD	68	GBP	44	12/16/15	—
Citigroup	USD	74	GBP	48	12/16/15	—
Citigroup	USD	105	GBP	68	12/16/15	—
Citigroup	USD	150	GBP	97	12/16/15	—
Citigroup	USD	232	GBP	151	12/16/15	1
Citigroup	USD	279	GBP	182	12/16/15	1
Citigroup	USD	287	GBP	186	12/16/15	—
Citigroup	USD	580	GBP	382	12/16/15	9
Citigroup	USD	1,150	GBP	759	12/16/15	20
Citigroup	USD	1,564	GBP	1,013	12/16/15	(2)
Citigroup	USD	1	HKD	4	12/16/15	—
Citigroup	USD	14	HKD	107	12/16/15	—
Citigroup	USD	21	HKD	166	12/16/15	—
Citigroup	USD	25	HKD	196	12/16/15	—
Citigroup	USD	34	HKD	265	12/16/15	—
Citigroup	USD	1	HUF	370	12/16/15	—
Citigroup	USD	6	HUF	1,531	12/16/15	—
Citigroup	USD	11	HUF	3,000	12/16/15	—
Citigroup	USD	17	HUF	4,651	12/16/15	(1)
Citigroup	USD	39	HUF	11,000	12/16/15	(1)
Citigroup	USD	41	HUF	11,000	12/16/15	(2)
Citigroup	USD	57	HUF	16,145	12/16/15	—
Citigroup	USD	74	HUF	20,756	12/16/15	(1)
Citigroup	USD	83	HUF	23,000	12/16/15	(2)
Citigroup	USD	131	HUF	36,000	12/16/15	(4)
Citigroup	USD	133	HUF	37,244	12/16/15	(2)
Citigroup	USD	10	IDR	136,502	12/16/15	—
Citigroup	USD	10	IDR	145,221	12/16/15	—
Citigroup	USD	12	IDR	171,287	12/16/15	—
Citigroup	USD	13	IDR	187,461	12/16/15	—
Citigroup	USD	14	IDR	190,473	12/16/15	—
Citigroup	USD	14	IDR	192,051	12/16/15	—
Citigroup	USD	15	IDR	211,780	12/16/15	—

See accompanying notes which are an integral part of the financial statements.

602 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	USD	16	IDR	217,261	12/16/15	—
Citigroup	USD	16	IDR	227,077	12/16/15	—
Citigroup	USD	18	IDR	253,356	12/16/15	—
Citigroup	USD	35	IDR	481,481	12/16/15	—
Citigroup	USD	38	IDR	524,050	12/16/15	—
Citigroup	USD	38	IDR	522,475	12/16/15	(1)
Citigroup	USD	39	IDR	538,601	12/16/15	—
Citigroup	USD	43	IDR	615,940	12/16/15	1
Citigroup	USD	44	IDR	606,998	12/16/15	(1)
Citigroup	USD	102	IDR	1,460,654	12/16/15	3
Citigroup	USD	171	IDR	2,482,975	12/16/15	8
Citigroup	USD	2	ILS	9	12/16/15	—
Citigroup	USD	7	ILS	26	12/16/15	—
Citigroup	USD	8	ILS	30	12/16/15	—
Citigroup	USD	8	ILS	30	12/16/15	—
Citigroup	USD	10	ILS	39	12/16/15	—
Citigroup	USD	12	ILS	47	12/16/15	—
Citigroup	USD	12	ILS	49	12/16/15	—
Citigroup	USD	15	ILS	56	12/16/15	—
Citigroup	USD	17	ILS	65	12/16/15	—
Citigroup	USD	153	ILS	593	12/16/15	—
Citigroup	USD	176	ILS	693	12/16/15	3
Citigroup	USD	1	INR	75	12/16/15	—
Citigroup	USD	1	INR	88	12/16/15	—
Citigroup	USD	4	INR	266	12/16/15	—
Citigroup	USD	8	INR	540	12/16/15	—
Citigroup	USD	9	INR	588	12/16/15	—
Citigroup	USD	9	INR	621	12/16/15	—
Citigroup	USD	12	INR	784	12/16/15	—
Citigroup	USD	15	INR	959	12/16/15	—
Citigroup	USD	15	INR	991	12/16/15	—
Citigroup	USD	16	INR	1,040	12/16/15	—
Citigroup	USD	17	INR	1,086	12/16/15	—
Citigroup	USD	20	INR	1,321	12/16/15	—
Citigroup	USD	21	INR	1,356	12/16/15	—
Citigroup	USD	27	INR	1,800	12/16/15	1
Citigroup	USD	31	INR	2,022	12/16/15	—
Citigroup	USD	33	INR	2,200	12/16/15	1
Citigroup	USD	33	INR	2,181	12/16/15	—
Citigroup	USD	35	INR	2,290	12/16/15	—
Citigroup	USD	75	INR	5,000	12/16/15	1
Citigroup	USD	77	INR	5,078	12/16/15	—
Citigroup	USD	92	INR	6,200	12/16/15	2
Citigroup	USD	142	INR	9,500	12/16/15	2
Citigroup	USD	179	INR	11,900	12/16/15	2
Citigroup	USD	234	INR	15,355	12/16/15	(1)
Citigroup	USD	180	JPY	21,725	11/02/15	—
Citigroup	USD	14	JPY	1,649	12/16/15	—
Citigroup	USD	17	JPY	2,000	12/16/15	—
Citigroup	USD	25	JPY	3,000	12/16/15	—
Citigroup	USD	33	JPY	4,000	12/16/15	—
Citigroup	USD	100	JPY	12,000	12/16/15	—
Citigroup	USD	111	JPY	13,313	12/16/15	—
Citigroup	USD	128	JPY	15,242	12/16/15	(2)
Citigroup	USD	177	JPY	21,263	12/16/15	—
Citigroup	USD	180	JPY	21,725	12/16/15	—
Citigroup	USD	195	JPY	23,224	12/16/15	(2)
Citigroup	USD	206	JPY	24,633	12/16/15	(1)
Citigroup	USD	235	JPY	28,155	12/16/15	(2)
Citigroup	USD	276	JPY	33,359	12/16/15	1
Citigroup	USD	335	JPY	40,290	12/16/15	(1)
Citigroup	USD	336	JPY	40,556	12/16/15	—
Citigroup	USD	371	JPY	44,704	12/16/15	(1)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 603

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	USD	426	JPY	51,117	12/16/15	(2)
Citigroup	USD	435	JPY	52,478	12/16/15	—
Citigroup	USD	566	JPY	68,481	12/16/15	2
Citigroup	USD	575	JPY	68,546	12/16/15	(7)
Citigroup	USD	860	JPY	103,857	12/16/15	1
Citigroup	USD	912	JPY	109,619	12/16/15	(3)
Citigroup	USD	1,102	JPY	132,513	12/16/15	(3)
Citigroup	USD	1,135	JPY	135,115	12/16/15	(14)
Citigroup	USD	1,146	JPY	137,629	12/16/15	(4)
Citigroup	USD	1,147	JPY	137,214	12/16/15	(9)
Citigroup	USD	1,720	JPY	206,973	12/16/15	(4)
Citigroup	USD	3,194	JPY	384,505	12/16/15	(5)
Citigroup	USD	9	KRW	10,000	12/16/15	—
Citigroup	USD	17	KRW	20,000	12/16/15	1
Citigroup	USD	26	KRW	30,000	12/16/15	1
Citigroup	USD	50	KRW	56,962	12/16/15	—
Citigroup	USD	60	KRW	70,000	12/16/15	2
Citigroup	USD	67	KRW	78,324	12/16/15	1
Citigroup	USD	94	KRW	108,032	12/16/15	—
Citigroup	USD	104	KRW	118,021	12/16/15	(1)
Citigroup	USD	107	KRW	120,860	12/16/15	(2)
Citigroup	USD	116	KRW	133,394	12/16/15	1
Citigroup	USD	134	KRW	150,779	12/16/15	(2)
Citigroup	USD	135	KRW	153,664	12/16/15	(1)
Citigroup	USD	145	KRW	172,510	12/16/15	6
Citigroup	USD	155	KRW	175,666	12/16/15	(2)
Citigroup	USD	158	KRW	179,486	12/16/15	(1)
Citigroup	USD	190	KRW	218,038	12/16/15	1
Citigroup	USD	209	KRW	236,751	12/16/15	(2)
Citigroup	USD	229	KRW	263,042	12/16/15	1
Citigroup	USD	233	KRW	263,752	12/16/15	(2)
Citigroup	USD	256	KRW	289,136	12/16/15	(3)
Citigroup	USD	440	KRW	501,931	12/16/15	(1)
Citigroup	USD	1,202	KRW	1,402,396	12/16/15	25
Citigroup	USD	36	MXN	602	11/03/15	—
Citigroup	USD	6	MXN	103	12/16/15	—
Citigroup	USD	10	MXN	162	12/16/15	—
Citigroup	USD	16	MXN	269	12/16/15	—
Citigroup	USD	29	MXN	500	12/16/15	1
Citigroup	USD	30	MXN	500	12/16/15	1
Citigroup	USD	36	MXN	602	12/16/15	—
Citigroup	USD	41	MXN	700	12/16/15	1
Citigroup	USD	48	MXN	800	12/16/15	1
Citigroup	USD	48	MXN	800	12/16/15	—
Citigroup	USD	355	MXN	5,965	12/16/15	5
Citigroup	USD	1	MYR	4	12/16/15	—
Citigroup	USD	2	MYR	10	12/16/15	—
Citigroup	USD	3	MYR	14	12/16/15	—
Citigroup	USD	5	MYR	20	12/16/15	—
Citigroup	USD	5	MYR	23	12/16/15	—
Citigroup	USD	5	MYR	23	12/16/15	—
Citigroup	USD	16	MYR	68	12/16/15	—
Citigroup	USD	29	MYR	122	12/16/15	(1)
Citigroup	USD	62	MYR	281	12/16/15	3
Citigroup	USD	109	NOK	932	11/02/15	1
Citigroup	USD	69	NOK	566	12/16/15	(3)
Citigroup	USD	93	NOK	774	12/16/15	(2)
Citigroup	USD	102	NOK	838	12/16/15	(4)
Citigroup	USD	173	NOK	1,397	12/16/15	(9)
Citigroup	USD	176	NOK	1,425	12/16/15	(8)
Citigroup	USD	184	NOK	1,535	12/16/15	(4)
Citigroup	USD	276	NOK	2,288	12/16/15	(7)
Citigroup	USD	750	NOK	6,382	12/16/15	1

See accompanying notes which are an integral part of the financial statements.

604 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	USD	774	NOK	6,548	12/16/15	(4)
Citigroup	USD	781	NOK	6,517	12/16/15	(15)
Citigroup	USD	789	NOK	6,646	12/16/15	(7)
Citigroup	USD	103	NZD	154	11/02/15	2
Citigroup	USD	5	NZD	8	12/16/15	—
Citigroup	USD	13	NZD	20	12/16/15	—
Citigroup	USD	16	NZD	26	12/16/15	1
Citigroup	USD	34	NZD	51	12/16/15	—
Citigroup	USD	59	NZD	87	12/16/15	—
Citigroup	USD	84	NZD	125	12/16/15	—
Citigroup	USD	103	NZD	154	12/16/15	1
Citigroup	USD	110	NZD	161	12/16/15	(1)
Citigroup	USD	125	NZD	185	12/16/15	—
Citigroup	USD	138	NZD	203	12/16/15	(1)
Citigroup	USD	188	NZD	292	12/16/15	9
Citigroup	USD	203	NZD	303	12/16/15	2
Citigroup	USD	211	NZD	319	12/16/15	5
Citigroup	USD	245	NZD	368	12/16/15	3
Citigroup	USD	252	NZD	375	12/16/15	1
Citigroup	USD	262	NZD	407	12/16/15	13
Citigroup	USD	306	NZD	485	12/16/15	22
Citigroup	USD	330	NZD	492	12/16/15	3
Citigroup	USD	341	NZD	534	12/16/15	20
Citigroup	USD	369	NZD	554	12/16/15	5
Citigroup	USD	420	NZD	620	12/16/15	(1)
Citigroup	USD	476	NZD	749	12/16/15	29
Citigroup	USD	477	NZD	737	12/16/15	20
Citigroup	USD	632	NZD	996	12/16/15	41
Citigroup	USD	830	NZD	1,243	12/16/15	9
Citigroup	USD	1,053	NZD	1,630	12/16/15	47
Citigroup	USD	1,275	NZD	2,014	12/16/15	84
Citigroup	USD	1,910	NZD	2,832	12/16/15	2
Citigroup	USD	4	PHP	170	12/16/15	—
Citigroup	USD	8	PHP	381	12/16/15	—
Citigroup	USD	9	PHP	400	12/16/15	—
Citigroup	USD	13	PHP	588	12/16/15	—
Citigroup	USD	14	PHP	650	12/16/15	—
Citigroup	USD	23	PHP	1,057	12/16/15	—
Citigroup	USD	27	PHP	1,254	12/16/15	—
Citigroup	USD	34	PHP	1,600	12/16/15	—
Citigroup	USD	35	PHP	1,613	12/16/15	(1)
Citigroup	USD	36	PHP	1,700	12/16/15	—
Citigroup	USD	41	PHP	1,875	12/16/15	(1)
Citigroup	USD	45	PHP	2,090	12/16/15	(1)
Citigroup	USD	67	PHP	3,159	12/16/15	—
Citigroup	USD	68	PHP	3,198	12/16/15	—
Citigroup	USD	70	PHP	3,300	12/16/15	—
Citigroup	USD	78	PHP	3,695	12/16/15	1
Citigroup	USD	78	PHP	3,668	12/16/15	—
Citigroup	USD	171	PHP	7,984	12/16/15	(1)
Citigroup	USD	80	PLN	311	11/02/15	1
Citigroup	USD	5	PLN	20	12/16/15	—
Citigroup	USD	11	PLN	41	12/16/15	—
Citigroup	USD	13	PLN	50	12/16/15	—
Citigroup	USD	16	PLN	58	12/16/15	(1)
Citigroup	USD	25	PLN	92	12/16/15	(1)
Citigroup	USD	28	PLN	106	12/16/15	(1)
Citigroup	USD	35	PLN	130	12/16/15	(1)
Citigroup	USD	43	PLN	160	12/16/15	(1)
Citigroup	USD	48	PLN	180	12/16/15	(2)
Citigroup	USD	54	PLN	200	12/16/15	(2)
Citigroup	USD	69	PLN	260	12/16/15	(2)
Citigroup	USD	83	PLN	310	12/16/15	(3)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 605

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	USD	107	PLN	400	12/16/15	(4)
Citigroup	USD	251	SEK	2,135	11/02/15	(1)
Citigroup	USD	5	SEK	38	12/16/15	—
Citigroup	USD	31	SEK	262	12/16/15	—
Citigroup	USD	38	SEK	311	12/16/15	(2)
Citigroup	USD	57	SEK	476	12/16/15	(1)
Citigroup	USD	94	SEK	792	12/16/15	(1)
Citigroup	USD	96	SEK	780	12/16/15	(5)
Citigroup	USD	101	SEK	823	12/16/15	(5)
Citigroup	USD	119	SEK	999	12/16/15	(2)
Citigroup	USD	137	SEK	1,136	12/16/15	(4)
Citigroup	USD	155	SEK	1,262	12/16/15	(7)
Citigroup	USD	179	SEK	1,475	12/16/15	(6)
Citigroup	USD	184	SEK	1,517	12/16/15	(7)
Citigroup	USD	195	SEK	1,623	12/16/15	(5)
Citigroup	USD	206	SEK	1,697	12/16/15	(7)
Citigroup	USD	224	SEK	1,823	12/16/15	(10)
Citigroup	USD	250	SEK	2,135	12/16/15	—
Citigroup	USD	288	SEK	2,369	12/16/15	(10)
Citigroup	USD	315	SEK	2,593	12/16/15	(12)
Citigroup	USD	360	SEK	3,019	12/16/15	(6)
Citigroup	USD	396	SEK	3,259	12/16/15	(14)
Citigroup	USD	550	SEK	4,557	12/16/15	(16)
Citigroup	USD	653	SEK	5,465	12/16/15	(12)
Citigroup	USD	723	SEK	6,060	12/16/15	(13)
Citigroup	USD	766	SEK	6,339	12/16/15	(23)
Citigroup	USD	1	SGD	2	12/16/15	—
Citigroup	USD	5	SGD	7	12/16/15	—
Citigroup	USD	8	SGD	11	12/16/15	—
Citigroup	USD	18	SGD	25	12/16/15	—
Citigroup	USD	35	SGD	50	12/16/15	—
Citigroup	USD	49	SGD	70	12/16/15	1
Citigroup	USD	73	SGD	104	12/16/15	1
Citigroup	USD	171	SGD	244	12/16/15	3
Citigroup	USD	567	SGD	814	12/16/15	13
Citigroup	USD	27	TRY	80	12/16/15	—
Citigroup	USD	62	TRY	184	12/16/15	1
Citigroup	USD	144	TRY	429	12/16/15	1
Citigroup	USD	946	TRY	2,884	12/16/15	31
Citigroup	USD	21	TWD	690	12/16/15	—
Citigroup	USD	24	TWD	781	12/16/15	—
Citigroup	USD	67	TWD	2,188	12/16/15	—
Citigroup	USD	86	TWD	2,800	12/16/15	—
Citigroup	USD	89	TWD	2,900	12/16/15	—
Citigroup	USD	101	TWD	3,329	12/16/15	1
Citigroup	USD	183	TWD	6,030	12/16/15	3
Citigroup	USD	7	ZAR	101	11/02/15	—
Citigroup	USD	7	ZAR	101	12/17/15	—
Citigroup	USD	10	ZAR	139	12/17/15	—
Citigroup	USD	33	ZAR	444	12/17/15	(1)
Citigroup	USD	67	ZAR	915	12/17/15	(2)
Citigroup	USD	71	ZAR	962	12/17/15	(2)
Citigroup	USD	73	ZAR	964	12/17/15	(4)
Citigroup	USD	500	ZAR	6,929	12/17/15	(3)
Citigroup	AUD	147	USD	104	11/02/15	(1)
Citigroup	AUD	404	USD	291	11/12/15	3
Citigroup	AUD	3	USD	2	12/16/15	—
Citigroup	AUD	39	USD	28	12/16/15	—
Citigroup	AUD	46	USD	33	12/16/15	—
Citigroup	AUD	65	USD	45	12/16/15	(1)
Citigroup	AUD	78	USD	54	12/16/15	(1)
Citigroup	AUD	97	USD	70	12/16/15	1
Citigroup	AUD	107	USD	75	12/16/15	(1)

See accompanying notes which are an integral part of the financial statements.

606 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	AUD	115	USD	84	12/16/15	2
Citigroup	AUD	126	USD	89	12/16/15	(1)
Citigroup	AUD	139	USD	101	12/16/15	2
Citigroup	AUD	143	USD	100	12/16/15	(2)
Citigroup	AUD	147	USD	104	12/16/15	(1)
Citigroup	AUD	167	USD	116	12/16/15	(2)
Citigroup	AUD	238	USD	166	12/16/15	(3)
Citigroup	AUD	268	USD	188	12/16/15	(3)
Citigroup	AUD	279	USD	201	12/16/15	3
Citigroup	AUD	312	USD	226	12/16/15	4
Citigroup	AUD	329	USD	228	12/16/15	(6)
Citigroup	AUD	374	USD	261	12/16/15	(5)
Citigroup	AUD	461	USD	322	12/16/15	(6)
Citigroup	AUD	2,001	USD	1,421	12/16/15	(3)
Citigroup	AUD	2,008	USD	1,402	12/16/15	(27)
Citigroup	AUD	2,053	USD	1,454	12/16/15	(7)
Citigroup	AUD	4,862	USD	3,456	12/16/15	(4)
Citigroup	BRL	5	USD	1	12/16/15	—
Citigroup	BRL	11	USD	3	12/16/15	—
Citigroup	BRL	16	USD	4	12/16/15	—
Citigroup	BRL	20	USD	5	12/16/15	—
Citigroup	BRL	97	USD	25	12/16/15	—
Citigroup	BRL	111	USD	28	12/16/15	—
Citigroup	BRL	152	USD	39	12/16/15	—
Citigroup	BRL	670	USD	171	12/16/15	—
Citigroup	BRL	1,870	USD	492	12/16/15	14
Citigroup	BRL	15,162	USD	4,795	02/16/16	996
Citigroup	CAD	11	USD	8	12/16/15	—
Citigroup	CAD	41	USD	31	12/16/15	—
Citigroup	CAD	46	USD	35	12/16/15	—
Citigroup	CAD	94	USD	72	12/16/15	—
Citigroup	CAD	97	USD	74	12/16/15	—
Citigroup	CAD	126	USD	96	12/16/15	(1)
Citigroup	CAD	206	USD	156	12/16/15	(1)
Citigroup	CAD	282	USD	213	12/16/15	(3)
Citigroup	CAD	298	USD	225	12/16/15	(3)
Citigroup	CAD	317	USD	239	12/16/15	(3)
Citigroup	CAD	331	USD	251	12/16/15	(2)
Citigroup	CAD	386	USD	291	12/16/15	(5)
Citigroup	CAD	436	USD	325	12/16/15	(9)
Citigroup	CAD	991	USD	750	12/16/15	(8)
Citigroup	CAD	1,173	USD	874	12/16/15	(22)
Citigroup	CAD	2,536	USD	1,930	12/16/15	(9)
Citigroup	CAD	4,604	USD	3,478	12/16/15	(43)
Citigroup	CHF	1	USD	1	11/02/15	—
Citigroup	CHF	1	USD	1	12/16/15	—
Citigroup	CHF	10	USD	10	12/16/15	—
Citigroup	CHF	10	USD	10	12/16/15	—
Citigroup	CHF	10	USD	10	12/16/15	—
Citigroup	CHF	10	USD	10	12/16/15	—
Citigroup	CHF	12	USD	12	12/16/15	—
Citigroup	CHF	12	USD	12	12/16/15	—
Citigroup	CLP	3,237	USD	5	12/16/15	—
Citigroup	CLP	36,112	USD	52	12/16/15	—
Citigroup	CLP	240,000	USD	343	12/16/15	(2)
Citigroup	CNY	109,087	USD	17,125	02/16/16	62
Citigroup	CNY	109,104	USD	17,125	02/16/16	60
Citigroup	CNY	109,246	USD	17,150	02/17/16	64
Citigroup	COP	2,414	USD	1	12/16/15	—
Citigroup	COP	3,280	USD	1	12/16/15	—
Citigroup	COP	17,140	USD	6	12/16/15	—
Citigroup	COP	22,193	USD	8	12/16/15	—
Citigroup	COP	34,919	USD	11	12/16/15	(1)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 607

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	COP	46,398	USD	16	12/16/15	—
Citigroup	COP	135,081	USD	44	12/16/15	(2)
Citigroup	CZK	464	USD	19	11/02/15	—
Citigroup	CZK	24	USD	1	12/16/15	—
Citigroup	CZK	200	USD	8	12/16/15	—
Citigroup	CZK	265	USD	11	12/16/15	—
Citigroup	CZK	600	USD	25	12/16/15	1
Citigroup	CZK	1,000	USD	42	12/16/15	2
Citigroup	CZK	1,100	USD	45	12/16/15	1
Citigroup	CZK	1,600	USD	67	12/16/15	2
Citigroup	CZK	1,800	USD	74	12/16/15	1
Citigroup	CZK	2,207	USD	92	12/16/15	2
Citigroup	CZK	3,300	USD	138	12/16/15	4
Citigroup	CZK	3,400	USD	142	12/16/15	4
Citigroup	CZK	3,754	USD	154	12/16/15	2
Citigroup	CZK	3,794	USD	157	12/16/15	3
Citigroup	CZK	3,800	USD	156	12/16/15	2
Citigroup	CZK	3,819	USD	158	12/16/15	2
Citigroup	CZK	5,994	USD	249	12/16/15	6
Citigroup	EUR	604	USD	662	11/02/15	(3)
Citigroup	EUR	2,384	USD	2,624	11/03/15	3
Citigroup	EUR	8	USD	9	12/16/15	—
Citigroup	EUR	20	USD	23	12/16/15	1
Citigroup	EUR	29	USD	33	12/16/15	1
Citigroup	EUR	55	USD	62	12/16/15	1
Citigroup	EUR	70	USD	79	12/16/15	2
Citigroup	EUR	93	USD	106	12/16/15	4
Citigroup	EUR	95	USD	107	12/16/15	3
Citigroup	EUR	116	USD	130	12/16/15	3
Citigroup	EUR	121	USD	137	12/16/15	4
Citigroup	EUR	122	USD	138	12/16/15	3
Citigroup	EUR	149	USD	169	12/16/15	5
Citigroup	EUR	156	USD	176	12/16/15	5
Citigroup	EUR	171	USD	193	12/16/15	5
Citigroup	EUR	209	USD	235	12/16/15	5
Citigroup	EUR	314	USD	352	12/16/15	7
Citigroup	EUR	315	USD	356	12/16/15	10
Citigroup	EUR	337	USD	383	12/16/15	12
Citigroup	EUR	427	USD	485	12/16/15	15
Citigroup	EUR	429	USD	478	12/16/15	6
Citigroup	EUR	487	USD	537	12/16/15	1
Citigroup	EUR	551	USD	610	12/16/15	4
Citigroup	EUR	599	USD	662	12/16/15	3
Citigroup	EUR	604	USD	660	12/16/15	(4)
Citigroup	EUR	848	USD	948	12/16/15	15
Citigroup	EUR	861	USD	962	12/16/15	15
Citigroup	EUR	892	USD	989	12/16/15	7
Citigroup	EUR	936	USD	1,045	12/16/15	15
Citigroup	EUR	940	USD	1,040	12/16/15	5
Citigroup	EUR	2,334	USD	2,618	12/16/15	50
Citigroup	EUR	2,452	USD	2,766	12/16/15	66
Citigroup	GBP	32	USD	49	11/02/15	—
Citigroup	GBP	1,013	USD	1,564	11/02/15	2
Citigroup	GBP	47	USD	73	11/12/15	1
Citigroup	GBP	5	USD	8	12/16/15	—
Citigroup	GBP	6	USD	9	12/16/15	—
Citigroup	GBP	6	USD	9	12/16/15	—
Citigroup	GBP	11	USD	17	12/16/15	—
Citigroup	GBP	25	USD	38	12/16/15	—
Citigroup	GBP	27	USD	41	12/16/15	—
Citigroup	GBP	32	USD	49	12/16/15	(1)
Citigroup	GBP	51	USD	78	12/16/15	(1)
Citigroup	GBP	58	USD	89	12/16/15	(1)

See accompanying notes which are an integral part of the financial statements.

608 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	GBP	77	USD	118	12/16/15	(1)
Citigroup	GBP	86	USD	132	12/16/15	—
Citigroup	GBP	132	USD	201	12/16/15	(2)
Citigroup	GBP	153	USD	233	12/16/15	(3)
Citigroup	GBP	198	USD	304	12/16/15	(1)
Citigroup	GBP	231	USD	356	12/16/15	—
Citigroup	GBP	274	USD	421	12/16/15	(1)
Citigroup	GBP	290	USD	441	12/16/15	(6)
Citigroup	GBP	310	USD	473	12/16/15	(5)
Citigroup	GBP	363	USD	557	12/16/15	(2)
Citigroup	GBP	382	USD	589	12/16/15	—
Citigroup	GBP	450	USD	694	12/16/15	—
Citigroup	GBP	495	USD	762	12/16/15	(1)
Citigroup	GBP	524	USD	809	12/16/15	1
Citigroup	GBP	791	USD	1,204	12/16/15	(15)
Citigroup	HKD	1	USD	—	12/16/15	—
Citigroup	HKD	249	USD	32	12/16/15	—
Citigroup	HUF	248	USD	1	12/16/15	—
Citigroup	HUF	3,943	USD	14	12/16/15	—
Citigroup	HUF	4,570	USD	16	12/16/15	—
Citigroup	HUF	4,696	USD	17	12/16/15	1
Citigroup	HUF	5,601	USD	20	12/16/15	—
Citigroup	HUF	8,849	USD	32	12/16/15	—
Citigroup	HUF	13,758	USD	49	12/16/15	1
Citigroup	HUF	33,000	USD	118	12/16/15	2
Citigroup	HUF	55,371	USD	198	12/16/15	2
Citigroup	IDR	327,723	USD	22	12/16/15	(2)
Citigroup	IDR	998,030	USD	68	12/16/15	(4)
Citigroup	IDR	1,005,383	USD	68	12/16/15	(4)
Citigroup	IDR	1,413,622	USD	92	12/16/15	(10)
Citigroup	IDR	1,508,457	USD	102	12/16/15	(6)
Citigroup	IDR	1,594,332	USD	108	12/16/15	(6)
Citigroup	IDR	1,993,798	USD	136	12/16/15	(7)
Citigroup	ILS	7	USD	2	12/16/15	—
Citigroup	ILS	17	USD	4	12/16/15	—
Citigroup	ILS	40	USD	10	12/16/15	—
Citigroup	ILS	58	USD	15	12/16/15	—
Citigroup	ILS	90	USD	23	12/16/15	—
Citigroup	ILS	120	USD	30	12/16/15	(1)
Citigroup	ILS	140	USD	36	12/16/15	(1)
Citigroup	ILS	150	USD	38	12/16/15	(1)
Citigroup	ILS	200	USD	51	12/16/15	(1)
Citigroup	ILS	300	USD	78	12/16/15	—
Citigroup	ILS	1,290	USD	327	12/16/15	(6)
Citigroup	INR	1,430	USD	22	11/18/15	—
Citigroup	INR	533	USD	8	12/16/15	—
Citigroup	INR	700	USD	10	12/16/15	—
Citigroup	INR	707	USD	10	12/16/15	—
Citigroup	INR	708	USD	10	12/16/15	—
Citigroup	INR	714	USD	11	12/16/15	—
Citigroup	INR	1,096	USD	17	12/16/15	—
Citigroup	INR	1,210	USD	18	12/16/15	—
Citigroup	INR	1,409	USD	21	12/16/15	(1)
Citigroup	INR	1,412	USD	21	12/16/15	(1)
Citigroup	INR	1,417	USD	21	12/16/15	(1)
Citigroup	INR	8,000	USD	119	12/16/15	(3)
Citigroup	INR	13,706	USD	203	12/16/15	(5)
Citigroup	JPY	21,725	USD	180	11/02/15	—
Citigroup	JPY	6,800	USD	55	11/12/15	(2)
Citigroup	JPY	2,782	USD	23	12/16/15	—
Citigroup	JPY	4,033	USD	34	12/16/15	—
Citigroup	JPY	4,340	USD	36	12/16/15	—
Citigroup	JPY	7,662	USD	64	12/16/15	—

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 609

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	JPY	9,313	USD	78	12/16/15	—
Citigroup	JPY	14,257	USD	119	12/16/15	1
Citigroup	JPY	21,141	USD	177	12/16/15	1
Citigroup	JPY	30,562	USD	254	12/16/15	1
Citigroup	JPY	31,742	USD	263	12/16/15	—
Citigroup	JPY	40,644	USD	339	12/16/15	2
Citigroup	JPY	116,124	USD	968	12/16/15	5
Citigroup	JPY	359,990	USD	3,006	12/16/15	21
Citigroup	JPY	390,728	USD	3,250	12/16/15	10
Citigroup	KRW	10,000	USD	8	12/16/15	—
Citigroup	KRW	10,000	USD	8	12/16/15	—
Citigroup	KRW	30,000	USD	25	12/16/15	(1)
Citigroup	KRW	50,000	USD	42	12/16/15	(2)
Citigroup	KRW	70,000	USD	59	12/16/15	(3)
Citigroup	KRW	78,577	USD	66	12/16/15	(3)
Citigroup	KRW	116,120	USD	98	12/16/15	(4)
Citigroup	KRW	154,187	USD	130	12/16/15	(5)
Citigroup	KRW	168,711	USD	141	12/16/15	(7)
Citigroup	KRW	179,597	USD	149	12/16/15	(9)
Citigroup	KRW	192,037	USD	162	12/16/15	(6)
Citigroup	KRW	192,922	USD	164	12/16/15	(5)
Citigroup	KRW	197,039	USD	165	12/16/15	(7)
Citigroup	KRW	236,930	USD	198	12/16/15	(9)
Citigroup	KRW	326,061	USD	278	12/16/15	(8)
Citigroup	KRW	708,599	USD	600	12/16/15	(20)
Citigroup	KRW	713,588	USD	599	12/16/15	(25)
Citigroup	MXN	602	USD	36	11/03/15	—
Citigroup	MXN	24	USD	1	12/16/15	—
Citigroup	MXN	67	USD	4	12/16/15	—
Citigroup	MXN	116	USD	7	12/16/15	—
Citigroup	MXN	131	USD	8	12/16/15	—
Citigroup	MXN	236	USD	14	12/16/15	—
Citigroup	MXN	279	USD	17	12/16/15	—
Citigroup	MXN	382	USD	23	12/16/15	—
Citigroup	MXN	470	USD	28	12/16/15	—
Citigroup	MXN	518	USD	30	12/16/15	(1)
Citigroup	MXN	825	USD	50	12/16/15	—
Citigroup	MXN	900	USD	53	12/16/15	(2)
Citigroup	MXN	2,798	USD	163	12/16/15	(6)
Citigroup	MXN	4,302	USD	259	12/16/15	—
Citigroup	MXN	5,337	USD	314	12/16/15	(8)
Citigroup	MXN	5,863	USD	345	12/16/15	(8)
Citigroup	MYR	16	USD	4	12/16/15	—
Citigroup	MYR	26	USD	6	12/16/15	—
Citigroup	MYR	420	USD	101	12/16/15	3
Citigroup	NOK	932	USD	109	11/02/15	(1)
Citigroup	NOK	6	USD	1	12/16/15	—
Citigroup	NOK	163	USD	20	12/16/15	1
Citigroup	NOK	227	USD	28	12/16/15	1
Citigroup	NOK	303	USD	37	12/16/15	1
Citigroup	NOK	311	USD	37	12/16/15	—
Citigroup	NOK	411	USD	51	12/16/15	2
Citigroup	NOK	512	USD	61	12/16/15	—
Citigroup	NOK	515	USD	62	12/16/15	2
Citigroup	NOK	537	USD	66	12/16/15	3
Citigroup	NOK	616	USD	74	12/16/15	1
Citigroup	NOK	932	USD	109	12/16/15	(1)
Citigroup	NOK	1,108	USD	130	12/16/15	—
Citigroup	NOK	2,517	USD	304	12/16/15	8
Citigroup	NOK	5,066	USD	608	12/16/15	12
Citigroup	NOK	7,798	USD	942	12/16/15	24
Citigroup	NOK	8,043	USD	972	12/16/15	26
Citigroup	NOK	8,337	USD	1,016	12/16/15	35

See accompanying notes which are an integral part of the financial statements.

610 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	NOK	9,526	USD	1,154	12/16/15	34
Citigroup	NOK	10,496	USD	1,238	12/16/15	3
Citigroup	NZD	154	USD	103	11/02/15	(1)
Citigroup	NZD	3	USD	2	12/16/15	—
Citigroup	NZD	5	USD	3	12/16/15	—
Citigroup	NZD	9	USD	6	12/16/15	—
Citigroup	NZD	254	USD	161	12/16/15	(11)
Citigroup	NZD	309	USD	196	12/16/15	(12)
Citigroup	NZD	3,615	USD	2,289	12/16/15	(152)
Citigroup	NZD	5,170	USD	3,295	12/16/15	(196)
Citigroup	PEN	47,242	USD	14,425	03/16/16	381
Citigroup	PHP	393	USD	8	12/16/15	—
Citigroup	PHP	412	USD	9	12/16/15	—
Citigroup	PHP	461	USD	10	12/16/15	—
Citigroup	PHP	731	USD	16	12/16/15	—
Citigroup	PHP	769	USD	17	12/16/15	—
Citigroup	PHP	1,679	USD	36	12/16/15	—
Citigroup	PHP	3,788	USD	80	12/16/15	(1)
Citigroup	PHP	5,679	USD	121	12/16/15	—
Citigroup	PHP	6,140	USD	131	12/16/15	—
Citigroup	PHP	6,155	USD	130	12/16/15	(1)
Citigroup	PHP	6,398	USD	134	12/16/15	(2)
Citigroup	PHP	7,573	USD	160	12/16/15	(1)
Citigroup	PHP	7,606	USD	161	12/16/15	(1)
Citigroup	PLN	311	USD	80	11/02/15	(1)
Citigroup	PLN	9	USD	2	12/16/15	—
Citigroup	PLN	135	USD	36	12/16/15	1
Citigroup	PLN	190	USD	49	12/16/15	—
Citigroup	PLN	199	USD	53	12/16/15	2
Citigroup	PLN	239	USD	62	12/16/15	—
Citigroup	PLN	246	USD	64	12/16/15	1
Citigroup	PLN	311	USD	80	12/16/15	(1)
Citigroup	PLN	339	USD	90	12/16/15	3
Citigroup	PLN	344	USD	91	12/16/15	2
Citigroup	PLN	368	USD	98	12/16/15	3
Citigroup	PLN	409	USD	108	12/16/15	2
Citigroup	PLN	431	USD	114	12/16/15	3
Citigroup	PLN	432	USD	111	12/16/15	—
Citigroup	PLN	464	USD	120	12/16/15	—
Citigroup	PLN	530	USD	140	12/16/15	3
Citigroup	PLN	894	USD	235	12/16/15	4
Citigroup	PLN	2,631	USD	683	12/16/15	3
Citigroup	SEK	2,135	USD	250	11/02/15	—
Citigroup	SEK	308	USD	36	12/16/15	—
Citigroup	SEK	314	USD	37	12/16/15	—
Citigroup	SEK	436	USD	52	12/16/15	1
Citigroup	SEK	914	USD	109	12/16/15	2
Citigroup	SEK	1,283	USD	156	12/16/15	6
Citigroup	SEK	1,377	USD	166	12/16/15	5
Citigroup	SEK	1,580	USD	190	12/16/15	5
Citigroup	SEK	2,116	USD	254	12/16/15	7
Citigroup	SEK	7,667	USD	908	12/16/15	10
Citigroup	SEK	8,919	USD	1,060	12/16/15	15
Citigroup	SEK	11,267	USD	1,339	12/16/15	19
Citigroup	SEK	17,843	USD	2,120	12/16/15	29
Citigroup	SGD	1,129	USD	785	12/10/15	(19)
Citigroup	SGD	1	USD	1	12/16/15	—
Citigroup	SGD	5	USD	3	12/16/15	—
Citigroup	SGD	8	USD	6	12/16/15	—
Citigroup	SGD	9	USD	6	12/16/15	—
Citigroup	SGD	10	USD	7	12/16/15	—
Citigroup	SGD	18	USD	13	12/16/15	—
Citigroup	SGD	25	USD	18	12/16/15	—

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 611

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	SGD	30	USD	21	12/16/15	—
Citigroup	SGD	30	USD	21	12/16/15	—
Citigroup	SGD	30	USD	21	12/16/15	—
Citigroup	SGD	38	USD	27	12/16/15	—
Citigroup	SGD	40	USD	28	12/16/15	—
Citigroup	SGD	40	USD	28	12/16/15	—
Citigroup	SGD	40	USD	28	12/16/15	—
Citigroup	SGD	42	USD	29	12/16/15	(1)
Citigroup	SGD	80	USD	56	12/16/15	(1)
Citigroup	SGD	150	USD	105	12/16/15	(2)
Citigroup	SGD	250	USD	177	12/16/15	(1)
Citigroup	SGD	335	USD	239	12/16/15	—
Citigroup	SGD	910	USD	644	12/16/15	(5)
Citigroup	TRY	4	USD	1	12/16/15	—
Citigroup	TRY	10	USD	3	12/16/15	—
Citigroup	TRY	30	USD	10	12/16/15	—
Citigroup	TRY	30	USD	10	12/16/15	—
Citigroup	TRY	34	USD	12	12/16/15	—
Citigroup	TRY	39	USD	13	12/16/15	—
Citigroup	TRY	40	USD	13	12/16/15	—
Citigroup	TRY	60	USD	20	12/16/15	(1)
Citigroup	TRY	80	USD	26	12/16/15	(1)
Citigroup	TRY	88	USD	30	12/16/15	—
Citigroup	TRY	90	USD	30	12/16/15	(1)
Citigroup	TRY	100	USD	33	12/16/15	(1)
Citigroup	TRY	160	USD	53	12/16/15	(1)
Citigroup	TRY	166	USD	55	12/16/15	(1)
Citigroup	TRY	174	USD	59	12/16/15	—
Citigroup	TRY	238	USD	77	12/16/15	(3)
Citigroup	TRY	303	USD	97	12/16/15	(5)
Citigroup	TRY	327	USD	109	12/16/15	(2)
Citigroup	TRY	337	USD	108	12/16/15	(6)
Citigroup	TRY	380	USD	124	12/16/15	(5)
Citigroup	TRY	484	USD	159	12/16/15	(4)
Citigroup	TRY	1,212	USD	391	12/16/15	(19)
Citigroup	TRY	1,319	USD	426	12/16/15	(20)
Citigroup	TRY	1,599	USD	514	12/16/15	(27)
Citigroup	TRY	2,108	USD	715	12/16/15	1
Citigroup	TWD	87	USD	3	12/16/15	—
Citigroup	TWD	102	USD	3	12/16/15	—
Citigroup	TWD	136	USD	4	12/16/15	—
Citigroup	TWD	180	USD	6	12/16/15	—
Citigroup	TWD	203	USD	6	12/16/15	—
Citigroup	TWD	244	USD	8	12/16/15	—
Citigroup	TWD	496	USD	15	12/16/15	—
Citigroup	TWD	517	USD	16	12/16/15	—
Citigroup	TWD	989	USD	30	12/16/15	—
Citigroup	TWD	1,019	USD	32	12/16/15	—
Citigroup	TWD	1,200	USD	37	12/16/15	—
Citigroup	TWD	1,288	USD	40	12/16/15	—
Citigroup	TWD	1,300	USD	40	12/16/15	—
Citigroup	TWD	2,700	USD	83	12/16/15	—
Citigroup	TWD	3,800	USD	117	12/16/15	—
Citigroup	TWD	6,730	USD	207	12/16/15	(1)
Citigroup	TWD	13,300	USD	408	12/16/15	(1)
Citigroup	ZAR	101	USD	7	11/02/15	—
Citigroup	ZAR	100	USD	7	12/17/15	—
Citigroup	ZAR	100	USD	7	12/17/15	—
Citigroup	ZAR	100	USD	7	12/17/15	—
Citigroup	ZAR	100	USD	7	12/17/15	—
Citigroup	ZAR	100	USD	7	12/17/15	—
Citigroup	ZAR	103	USD	8	12/17/15	—
Citigroup	ZAR	200	USD	15	12/17/15	—

See accompanying notes which are an integral part of the financial statements.

612 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	ZAR	200	USD	14	12/17/15	—
Citigroup	ZAR	300	USD	21	12/17/15	—
Citigroup	ZAR	300	USD	22	12/17/15	—
Citigroup	ZAR	300	USD	21	12/17/15	—
Citigroup	ZAR	300	USD	22	12/17/15	—
Citigroup	ZAR	374	USD	27	12/17/15	1
Citigroup	ZAR	379	USD	28	12/17/15	1
Citigroup	ZAR	400	USD	29	12/17/15	—
Citigroup	ZAR	400	USD	29	12/17/15	—
Citigroup	ZAR	400	USD	30	12/17/15	1
Citigroup	ZAR	428	USD	32	12/17/15	1
Citigroup	ZAR	446	USD	33	12/17/15	1
Citigroup	ZAR	480	USD	35	12/17/15	1
Citigroup	ZAR	500	USD	37	12/17/15	1
Citigroup	ZAR	617	USD	45	12/17/15	1
Citigroup	ZAR	880	USD	64	12/17/15	1
Citigroup	ZAR	1,670	USD	119	12/17/15	(1)
Citigroup	ZAR	2,414	USD	172	12/17/15	(1)
Citigroup	ZAR	2,525	USD	178	12/17/15	(3)
Citigroup	ZAR	2,531	USD	182	12/17/15	1
Citigroup	ZAR	2,769	USD	200	12/17/15	1
Citigroup	ZAR	5,844	USD	419	12/17/15	—
Deutsche Bank	AUD	1,587	USD	1,106	11/03/15	(25)
Goldman Sachs	NZD	107	USD	68	11/12/15	(5)
HSBC	USD	108	SEK	940	11/12/15	2
JPMorgan Chase	USD	63	BRL	250	11/03/15	1
JPMorgan Chase	USD	1,540	BRL	5,975	11/03/15	9
JPMorgan Chase	USD	4,228	BRL	15,162	02/16/16	(430)
JPMorgan Chase	USD	13	CAD	18	11/02/15	—
JPMorgan Chase	USD	4,417	CAD	5,741	12/16/15	(27)
JPMorgan Chase	USD	6,310	CLP	4,281,317	11/13/15	(125)
JPMorgan Chase	USD	12,320	CNH	78,700	11/09/15	119
JPMorgan Chase	USD	241	CNH	1,542	12/16/15	2
JPMorgan Chase	USD	4,330	CNY	27,885	02/16/16	32
JPMorgan Chase	USD	38	EUR	34	11/03/15	(1)
JPMorgan Chase	USD	1,122	EUR	1,010	11/03/15	(12)
JPMorgan Chase	USD	2	EUR	2	12/15/15	—
JPMorgan Chase	USD	71	EUR	63	12/15/15	(2)
JPMorgan Chase	USD	1,291	EUR	1,150	12/16/15	(26)
JPMorgan Chase	USD	3,523	EUR	3,140	12/16/15	(68)
JPMorgan Chase	USD	7,021	EUR	6,310	12/16/15	(78)
JPMorgan Chase	USD	7,089	EUR	6,270	12/16/15	(190)
JPMorgan Chase	USD	33,551	EUR	29,783	12/16/15	(777)
JPMorgan Chase	USD	4,867	GBP	3,155	12/16/15	(4)
JPMorgan Chase	USD	4,883	GBP	3,155	12/16/15	(20)
JPMorgan Chase	USD	12,620	INR	824,461	11/09/15	(22)
JPMorgan Chase	USD	213	INR	14,120	11/18/15	2
JPMorgan Chase	USD	6,270	INR	422,753	12/16/15	151
JPMorgan Chase	USD	6,270	INR	422,596	12/16/15	148
JPMorgan Chase	USD	3,155	JPY	373,204	12/16/15	(60)
JPMorgan Chase	USD	3,155	JPY	373,558	12/16/15	(57)
JPMorgan Chase	USD	6,270	JPY	746,251	12/16/15	(82)
JPMorgan Chase	USD	6,280	JPY	752,075	12/16/15	(43)
JPMorgan Chase	USD	6,310	JPY	755,018	12/16/15	(49)
JPMorgan Chase	USD	6,310	JPY	761,150	12/16/15	2
JPMorgan Chase	USD	16,697	JPY	2,000,091	12/16/15	(111)
JPMorgan Chase	USD	1,578	KZT	443,278	11/13/15	12
JPMorgan Chase	USD	3,155	KZT	886,555	11/16/15	9
JPMorgan Chase	USD	1,578	KZT	444,855	11/19/15	4
JPMorgan Chase	USD	2,508	MXN	42,685	12/16/15	68
JPMorgan Chase	USD	3,762	MXN	64,011	12/16/15	101
JPMorgan Chase	USD	6,310	MXN	104,712	12/16/15	10
JPMorgan Chase	USD	2,356	NGN	468,874	11/02/15	—

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 613

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
JPMorgan Chase	USD	3,976	NZD	6,270	12/16/15	256
JPMorgan Chase	USD	14,326	PEN	46,982	03/16/16	(360)
JPMorgan Chase	USD	3,155	RUB	195,346	11/09/15	(101)
JPMorgan Chase	USD	5,048	SGD	6,985	12/16/15	(69)
JPMorgan Chase	USD	6,270	SGD	8,885	12/16/15	63
JPMorgan Chase	USD	14,204	SGD	19,792	12/16/15	(97)
JPMorgan Chase	USD	6,174	TRY	18,274	12/16/15	15
JPMorgan Chase	USD	3,135	TWD	101,856	12/16/15	1
JPMorgan Chase	USD	9,405	TWD	308,163	12/16/15	83
JPMorgan Chase	USD	12,540	TWD	410,999	12/16/15	115
JPMorgan Chase	USD	6,280	TWD	202,309	03/29/16	(50)
JPMorgan Chase	USD	6,280	ZAR	85,800	12/17/15	(128)
JPMorgan Chase	BRL	6,225	USD	1,540	11/03/15	(74)
JPMorgan Chase	BRL	6,143	USD	1,578	11/30/15	(1)
JPMorgan Chase	BRL	12,530	USD	3,155	12/16/15	(49)
JPMorgan Chase	CLP	4,337,701	USD	6,310	12/16/15	63
JPMorgan Chase	CNH	80,020	USD	12,560	11/09/15	(88)
JPMorgan Chase	EUR	16,302	HUF	5,116,603	12/16/15	156
JPMorgan Chase	EUR	6,270	SEK	59,467	12/16/15	68
JPMorgan Chase	EUR	631	USD	716	11/23/15	21
JPMorgan Chase	EUR	40	USD	44	12/15/15	—
JPMorgan Chase	EUR	48	USD	55	12/15/15	2
JPMorgan Chase	EUR	49	USD	56	12/15/15	2
JPMorgan Chase	EUR	158	USD	177	12/15/15	3
JPMorgan Chase	EUR	1,262	USD	1,396	12/16/15	7
JPMorgan Chase	EUR	1,578	USD	1,730	12/16/15	(6)
JPMorgan Chase	EUR	3,155	USD	3,472	12/16/15	—
JPMorgan Chase	EUR	3,155	USD	3,481	12/16/15	9
JPMorgan Chase	EUR	3,155	USD	3,477	12/16/15	5
JPMorgan Chase	EUR	6,270	USD	7,013	12/16/15	113
JPMorgan Chase	EUR	6,310	USD	7,159	12/16/15	215
JPMorgan Chase	EUR	10,727	USD	12,145	12/16/15	341
JPMorgan Chase	GBP	6,270	USD	9,624	12/17/15	(40)
JPMorgan Chase	INR	206,371	USD	3,155	11/09/15	2
JPMorgan Chase	INR	414,607	USD	6,310	12/16/15	13
JPMorgan Chase	JPY	527,699	USD	4,396	12/16/15	20
JPMorgan Chase	JPY	527,704	USD	4,396	12/16/15	20
JPMorgan Chase	JPY	753,799	USD	6,280	12/16/15	29
JPMorgan Chase	JPY	755,413	USD	6,270	12/16/15	6
JPMorgan Chase	JPY	756,394	USD	6,310	12/16/15	38
JPMorgan Chase	JPY	759,541	USD	6,310	12/16/15	12
JPMorgan Chase	JPY	763,302	USD	6,310	12/16/15	(20)
JPMorgan Chase	JPY	910,499	USD	7,572	12/16/15	22
JPMorgan Chase	KRW	14,293,480	USD	12,620	12/16/15	117
JPMorgan Chase	NGN	468,874	USD	2,191	11/02/15	(165)
JPMorgan Chase	NZD	6,270	USD	3,950	12/16/15	(283)
JPMorgan Chase	NZD	6,310	USD	4,286	12/16/15	27
JPMorgan Chase	PLN	69,335	EUR	16,302	12/16/15	19
JPMorgan Chase	RUB	206,921	USD	3,155	11/09/15	(80)
JPMorgan Chase	SEK	58,534	EUR	6,310	12/16/15	85
JPMorgan Chase	SGD	8,792	USD	6,160	12/16/15	(107)
JPMorgan Chase	SGD	8,850	USD	6,310	12/16/15	2
JPMorgan Chase	SGD	17,818	USD	12,540	12/16/15	(161)
JPMorgan Chase	TRY	3,746	USD	1,262	12/16/15	(7)
JPMorgan Chase	TRY	7,038	USD	2,257	12/16/15	(126)
JPMorgan Chase	TRY	31,308	USD	10,346	12/16/15	(257)
JPMorgan Chase	TWD	209,251	USD	6,280	03/29/16	(164)
JPMorgan Chase	TWD	358,072	USD	11,740	06/23/16	710
JPMorgan Chase	TWD	49,634	USD	1,520	07/11/16	(9)
JPMorgan Chase	TWD	181,324	USD	5,870	07/11/16	283
JPMorgan Chase	TWD	181,324	USD	5,870	07/11/16	283
JPMorgan Chase	ZAR	4,040	USD	289	12/17/15	(1)
JPMorgan Chase	ZAR	43,347	USD	3,135	12/17/15	27

See accompanying notes which are an integral part of the financial statements.

614 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
JPMorgan Chase	ZAR	43,591	USD	3,155	12/17/15	30
JPMorgan Chase	ZAR	123,868	USD	9,029	12/17/15	148
Morgan Stanley	JPY	79,900	USD	666	11/04/15	3
National Australia Bank	USD	1,148	AUD	1,587	11/03/15	(17)
National Australia Bank	USD	664	JPY	79,900	11/04/15	(2)
National Australia Bank	AUD	1,587	USD	1,147	12/02/15	17
National Australia Bank	JPY	79,900	USD	664	12/02/15	2
Societe Generale	ILS	1,576	USD	410	12/17/15	2
Standard Chartered	USD	1,656	GBP	1,082	11/03/15	12
Standard Chartered	USD	69	NZD	104	11/12/15	2
Standard Chartered	GBP	1,082	USD	1,655	12/02/15	(12)
Standard Chartered	MYR	2,461	USD	560	01/19/16	(11)
State Street	USD	25	CAD	34	12/16/15	1
State Street	USD	33	EUR	30	11/19/15	—
State Street	USD	103	EUR	90	11/19/15	(4)
State Street	USD	11	EUR	10	11/20/15	—
State Street	USD	22	EUR	20	11/20/15	—
State Street	USD	34	EUR	30	11/20/15	(1)
State Street	USD	44	EUR	40	11/20/15	—
State Street	USD	45	EUR	40	11/20/15	(1)
State Street	USD	65	EUR	60	11/20/15	1
State Street	USD	67	EUR	60	11/20/15	(1)
State Street	USD	69	EUR	60	11/20/15	(3)
State Street	USD	78	EUR	70	11/20/15	(1)
State Street	USD	280	EUR	252	12/16/15	(3)
State Street	USD	51	GBP	33	11/03/15	—
State Street	USD	153	GBP	100	12/15/15	1
State Street	USD	263	GBP	170	12/15/15	(1)
State Street	USD	170	GBP	110	12/16/15	—
State Street	USD	282	GBP	186	12/16/15	5
State Street	USD	339	GBP	224	12/16/15	6
State Street	USD	46	GBP	30	01/25/16	1
State Street	USD	46	GBP	30	01/25/16	—
State Street	USD	15	GBP	10	01/26/16	—
State Street	USD	15	GBP	10	01/26/16	—
State Street	USD	15	GBP	10	01/26/16	—
State Street	USD	15	GBP	10	01/26/16	—
State Street	USD	15	GBP	10	01/26/16	—
State Street	USD	16	GBP	10	01/26/16	—
State Street	USD	31	GBP	20	01/26/16	—
State Street	USD	77	GBP	50	01/26/16	—
State Street	EUR	30	USD	33	11/19/15	—
State Street	EUR	30	USD	34	11/19/15	1
State Street	EUR	130	USD	144	11/19/15	1
State Street	EUR	320	USD	361	11/19/15	9
State Street	EUR	30	USD	34	11/20/15	1
State Street	EUR	30	USD	34	11/20/15	1
State Street	EUR	40	USD	43	11/20/15	(1)
State Street	EUR	40	USD	45	11/20/15	1
State Street	EUR	50	USD	55	11/20/15	—
State Street	EUR	1,120	USD	1,263	11/20/15	32
State Street	EUR	34	USD	38	12/15/15	—
State Street	EUR	782	USD	889	12/15/15	28
State Street	EUR	252	USD	286	12/16/15	10
State Street	EUR	480	USD	531	01/27/16	2
State Street	GBP	440	USD	679	12/15/15	—
State Street	GBP	45	USD	69	12/16/15	—
State Street	GBP	110	USD	168	12/16/15	(1)
State Street	GBP	199	USD	305	12/16/15	(2)
State Street	GBP	365	USD	569	12/16/15	6
State Street	GBP	60	USD	94	01/25/16	1
State Street	GBP	10	USD	15	01/26/16	—
State Street	GBP	30	USD	46	01/26/16	(1)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 615

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	GBP	90	USD	141	01/26/16	2
State Street	GBP	320	USD	491	02/23/16	(2)
State Street	GBP	20	USD	31	02/24/16	—
State Street	GBP	100	USD	153	02/24/16	(1)
UBS	USD	2,689	EUR	2,433	11/03/15	(14)
UBS	USD	1,030	GBP	671	11/12/15	5
UBS	EUR	3,477	USD	3,892	11/03/15	68
UBS	EUR	2,433	USD	2,690	12/02/15	14
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						509

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
Long Reference Entity
3M Co.	Goldman Sachs	3,605	USD	567	06/30/16	(1)
A. O. Smith Corp.	Goldman Sachs	3,130	USD	240	06/30/16	12
AA PLC	Morgan Stanley	4,281	GBP	12	06/28/17	—
Abbott Laboratories	Goldman Sachs	9,160	USD	410	06/30/16	(36)
Abengoa, SA	Morgan Stanley	12,755	EUR	11	06/28/17	—
Accenture PLC	Goldman Sachs	1,594	USD	171	06/30/16	13
ACE, Ltd.	Goldman Sachs	837	USD	95	06/30/16	9
Actelion, Ltd.	Morgan Stanley	3,844	CHF	528	06/28/17	(3)
Activision Blizzard, Inc.	Goldman Sachs	2,456	USD	85	06/30/16	23
Acuity Brands, Inc.	Goldman Sachs	265	USD	58	06/30/16	10
Adecco SA	Morgan Stanley	574	CHF	42	06/28/17	(1)
Aeroports de Paris SA	Morgan Stanley	199	EUR	23	06/28/17	2
Aetna , Inc.	Goldman Sachs	4,787	USD	549	06/30/16	(17)
Aflac, Inc.	Goldman Sachs	9,420	USD	601	06/30/16	2
AGCO Corp.	Goldman Sachs	574	USD	28	06/30/16	—
AGEAS SA/NV	Morgan Stanley	431	EUR	17	06/28/17	2
Aggreko PLC	Morgan Stanley	1,107	GBP	10	06/28/17	(3)
Agilent Technologies, Inc.	Goldman Sachs	12,238	USD	462	06/30/16	2
AIA Group, Ltd.	Morgan Stanley	6,600	HKD	301	06/29/17	2
Air Canada	Morgan Stanley	3,927	CAD	42	06/29/17	(2)
Ajinomoto Co., Inc.	Goldman Sachs	3,000	JPY	8,121	06/30/16	—
Akamai Technologies, Inc.	Goldman Sachs	3,744	USD	228	06/30/16	(41)
Alaska Air Group, Inc.	Goldman Sachs	157	USD	12	08/04/16	—
Alfresa Holdings Corp.	Goldman Sachs	1,300	JPY	3,033	09/14/16	2
Alleghany Corp.	Goldman Sachs	78	USD	39	09/14/16	2
Alliant Energy Corp.	Goldman Sachs	1,141	USD	67	06/30/16	2
Allianz SE	Morgan Stanley	723	EUR	115	06/28/17	11
Allied World Assurance Company Holdings,
AG	Goldman Sachs	798	USD	29	09/14/16	(2)
Alphabet, Inc.	Goldman Sachs	431	USD	318	06/30/16	79
Altria Group, Inc.	Goldman Sachs	6,040	USD	365	06/30/16	66
Amazon.com, Inc.	Goldman Sachs	233	USD	146	06/30/16	36
Amcor, Ltd.	Morgan Stanley	6,530	AUD	89	06/29/17	1
Amdocs, Ltd.	Goldman Sachs	7,930	USD	472	06/30/16	27
Amer Sports OYJ	Morgan Stanley	937	EUR	24	06/28/17	2
AMERCO	Goldman Sachs	68	USD	28	09/14/16	2
Ameren Corp.	Goldman Sachs	2,022	USD	88	06/30/16	12
American Eagle Outfitters, Inc.	Goldman Sachs	4,425	USD	68	06/30/16	(10)
American Electric Power Co., Inc.	Goldman Sachs	3,860	USD	219	06/30/16	15
American Express Co.	Goldman Sachs	2,791	USD	204	06/30/16	(19)
Ameriprise Financial, Inc.	Goldman Sachs	3,754	USD	433	06/30/16	(46)
AmerisourceBergen Corp.	Goldman Sachs	5,052	USD	488	06/30/16	(53)
Amgen, Inc.	Goldman Sachs	2,673	USD	423	06/30/16	—
Ansell, Ltd.	Morgan Stanley	4,016	AUD	81	06/29/17	1

See accompanying notes which are an integral part of the financial statements.

616 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
Anthem, Inc.	Goldman Sachs	3,490	USD	486	06/30/16	(96)
Aozora Bank, Ltd.	Goldman Sachs	23,000	JPY	10,189	06/30/16	(4)
Apollo Education Group, Inc.	Goldman Sachs	7,697	USD	56	09/14/16	(30)
Apple, Inc.	Goldman Sachs	1,789	USD	214	06/30/16	(14)
Applied Materials, Inc.	Goldman Sachs	5,416	USD	91	06/30/16	(17)
Archer-Daniels-Midland Co.	Goldman Sachs	9,509	USD	434	06/30/16	(40)
Armstrong World Industries, Inc.	Goldman Sachs	1,413	USD	70	10/11/16	1
Arrow Electronics, Inc.	Goldman Sachs	6,351	USD	349	06/30/16	(18)
Asahi Kasei Corp.	Goldman Sachs	13,000	JPY	9,705	06/30/16	(30)
Ascena Retail Group, Inc.	Goldman Sachs	1,410	USD	19	10/17/16	—
Ashland, Inc.	Goldman Sachs	874	USD	96	06/30/16	(14)
Aspen Insurance Holdings, Ltd.	Goldman Sachs	584	USD	28	09/14/16	1
Assurant, Inc.	Goldman Sachs	2,756	USD	225	06/30/16	31
Assured Guaranty, Ltd.	Goldman Sachs	14,189	USD	389	06/30/16	9
Astellas Pharma, Inc.	Goldman Sachs	12,800	JPY	22,592	06/30/16	(2)
Atlantia SpA	Morgan Stanley	5,017	EUR	126	06/28/17	6
Atmos Energy Corp.	Goldman Sachs	347	USD	22	06/30/16	4
Atos SE	Morgan Stanley	530	EUR	38	06/28/17	3
Atwood Oceanics, Inc.	Goldman Sachs	9,369	USD	155	09/14/16	(2)
Aurizon Holdings, Ltd.	Morgan Stanley	12,419	AUD	64	06/29/17	—
Aurubis AG	Morgan Stanley	1,074	EUR	65	06/28/17	4
Autogrill SpA	Morgan Stanley	13,680	EUR	116	06/28/17	7
Automatic Data Processing, Inc.	Goldman Sachs	1,299	USD	113	06/30/16	5
Avery Dennison Corp.	Goldman Sachs	3,457	USD	225	06/30/16	11
Avnet, Inc.	Goldman Sachs	7,991	USD	363	06/30/16	25
Avon Products, Inc.	Goldman Sachs	52,897	USD	213	09/14/16	5
Azimut Holding SpA	Morgan Stanley	620	EUR	14	06/28/17	1
BAE Systems PLC	Morgan Stanley	3,551	GBP	16	06/28/17	(1)
Banca Generali SpA	Morgan Stanley	719	EUR	20	06/28/17	2
Banca Popolare di Milano SCARL	Morgan Stanley	73,492	EUR	63	06/28/17	(12)
Banco Popolare Societa Cooperativa	Morgan Stanley	1,097	EUR	15	06/28/17	(3)
BANDAI NAMCO Holdings, Inc.	Goldman Sachs	7,500	JPY	22,388	06/30/16	25
Bank of America Corp.	Goldman Sachs	6,697	USD	112	06/30/16	(4)
Bank of Montreal	Morgan Stanley	2,240	CAD	170	06/29/17	2
Barratt Developments PLC	Morgan Stanley	19,499	GBP	119	06/28/17	—
Baxter International Inc.	Goldman Sachs	1,150	USD	43	10/11/16	5
BCE, Inc.	Morgan Stanley	1,697	CAD	96	06/29/17	3
Bed Bath & Beyond, Inc.	Goldman Sachs	332	USD	20	06/30/16	(4)
Bellway P L C	Morgan Stanley	342	GBP	9	06/28/17	1
Bemis Co., Inc.	Goldman Sachs	6,980	USD	320	06/30/16	(1)
Best Buy Co., Inc.	Goldman Sachs	11,882	USD	416	06/30/16	10
Big Lots, Inc.	Goldman Sachs	1,427	USD	66	06/30/16	(2)
Biogen, Inc.	Goldman Sachs	1,359	USD	395	06/30/16	(154)
Bio-Rad Laboratories, Inc.	Goldman Sachs	449	USD	63	09/14/16	1
BlackBerry, Ltd.	Morgan Stanley	19,672	CAD	187	06/29/17	(12)
BOC Hong Kong (Holdings), Ltd.	Morgan Stanley	10,500	HKD	261	06/29/17	—
Boliden AB	Morgan Stanley	11,457	SEK	1,874	06/28/17	7
Bombardier, Inc.	Morgan Stanley	8,603	CAD	12	06/29/17	(7)
Boral, Ltd.	Morgan Stanley	92,152	AUD	497	06/29/17	(27)
Boston Scientific Corp.	Goldman Sachs	1,033	USD	19	06/30/16	—
bpost SA/NV	Morgan Stanley	699	EUR	16	06/28/17	1
Brenntag AG	Morgan Stanley	468	EUR	26	06/28/17	2
Bridgestone Corp.	Goldman Sachs	500	JPY	2,238	06/30/16	(1)
Brinker International, Inc.	Goldman Sachs	2,293	USD	104	06/30/16	(19)
Bristol-Myers Squibb Co.	Goldman Sachs	1,038	USD	68	06/30/16	(1)
Britvic plc	Morgan Stanley	1,355	GBP	9	06/28/17	—
Broadridge Financial Solutions, Inc.	Goldman Sachs	6,341	USD	378	06/30/16	51
Brocade Communications Systems, Inc.	Goldman Sachs	46,845	USD	488	06/30/16	(63)
Brother Industries, Ltd.	Goldman Sachs	4,200	JPY	6,544	09/14/16	(1)
Brunswick Corp.	Goldman Sachs	1,145	USD	62	06/30/16	2
Bunge, Ltd.	Goldman Sachs	4,491	USD	328	06/30/16	(42)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 617

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
Burberry Group plc	Morgan Stanley	3,046	GBP	40	06/28/17	(4)
BWX Technologies, Inc.	Goldman Sachs	4,689	USD	133	09/14/16	4
C.R. Bard, Inc.	Goldman Sachs	1,541	USD	287	06/30/16	5
CA, Inc.	Goldman Sachs	7,134	USD	198	06/30/16	(16)
CALBEE, Inc.	Goldman Sachs	4,200	JPY	18,522	06/30/16	(32)
Caltex Australia, Ltd.	Morgan Stanley	15,323	AUD	484	06/29/17	(14)
Cameco Corp.	Morgan Stanley	1,271	CAD	24	06/29/17	—
Canadian Imperial Bank of Commerce	Morgan Stanley	1,734	CAD	174	06/29/17	9
Canadian National Railway Co.	Morgan Stanley	1,626	CAD	130	06/29/17	8
Canadian Tire Corp., Ltd.	Morgan Stanley	1,616	CAD	186	06/29/17	(25)
Canfor Corp.	Morgan Stanley	8,398	CAD	155	06/29/17	(48)
Cap Gemini SA	Morgan Stanley	3,255	EUR	264	06/28/17	—
Capital One Financial Corp.	Goldman Sachs	2,211	USD	174	06/30/16	(23)
Cardinal Health, Inc.	Goldman Sachs	2,034	USD	167	06/30/16	(5)
Cargotec OYJ	Morgan Stanley	640	EUR	21	06/28/17	3
Carlisle Companies, Inc.	Goldman Sachs	719	USD	63	06/30/16	(10)
Carnival Corp.	Goldman Sachs	4,081	USD	221	06/30/16	12
Carter's, Inc.	Goldman Sachs	4,390	USD	399	06/30/16	(73)
Cascade Bancorp	Morgan Stanley	1,430	GBP	5	06/28/17	(3)
Caterpillar, Inc.	Goldman Sachs	172	USD	13	06/30/16	(2)
CCL Industries, Inc.	Morgan Stanley	158	CAD	29	06/29/17	—
CDW Corp.	Goldman Sachs	2,083	USD	93	06/30/16	19
CEB, Inc.	Goldman Sachs	920	USD	69	09/14/16	3
Celanese Corp.	Goldman Sachs	203	USD	14	06/30/16	—
Celgene Corp.	Goldman Sachs	382	USD	47	09/14/16	—
Centene Corp.	Goldman Sachs	5,535	USD	329	06/30/16	(89)
Central Japan Railway Co.	Goldman Sachs	1,600	JPY	35,520	06/30/16	—
CF Industries Holdings, Inc.	Goldman Sachs	816	USD	41	06/30/16	(11)
CGI Group, Inc.	Morgan Stanley	7,180	CAD	349	06/29/17	(14)
Charles River Laboratories International, Inc.	Goldman Sachs	932	USD	61	10/17/16	(1)
Chico's FAS, Inc.	Goldman Sachs	1,617	USD	22	06/30/16	(5)
Chr. Hansen Holding A/S	Morgan Stanley	365	DKK	149	06/28/17	3
Christian Dior SE	Morgan Stanley	178	EUR	32	06/28/17	2
Chubu Electric Power Co., Inc.	Goldman Sachs	9,600	JPY	17,947	06/30/16	4
Church & Dwight Co., Inc.	Goldman Sachs	362	USD	31	06/30/16	1
CI Financial Corp.	Morgan Stanley	2,003	CAD	62	06/29/17	(4)
CIMIC Group, Ltd.	Morgan Stanley	1,684	AUD	47	06/29/17	2
Cintas Corp.	Goldman Sachs	3,338	USD	311	06/30/16	25
Cisco Systems, Inc.	Goldman Sachs	16,156	USD	466	06/30/16	14
CIT Group, Inc.	Goldman Sachs	393	USD	17	06/30/16	(2)
Citigroup, Inc.	Goldman Sachs	2,261	USD	120	06/30/16	(8)
Citrix Systems, Inc.	Goldman Sachs	946	USD	78	06/30/16	10
CK Hutchison Holdings, Ltd.	Morgan Stanley	16,500	HKD	1,757	06/29/17	(13)
Clariant AG	Morgan Stanley	2,067	CHF	38	06/28/17	(3)
CLP Holdings, Ltd.	Morgan Stanley	37,000	HKD	2,497	06/29/17	9
Coach, Inc.	Goldman Sachs	1,981	USD	62	10/11/16	2
Coca-Cola Amatil, Ltd.	Morgan Stanley	19,914	AUD	181	06/29/17	—
Coca-Cola HBC AG	Morgan Stanley	8,128	GBP	126	06/28/17	16
Cochlear, Ltd.	Morgan Stanley	278	AUD	25	06/29/17	2
Cognizant Technology Solutions Corp.	Goldman Sachs	656	USD	45	06/30/16	3
Comcast Corp.	Goldman Sachs	1,640	USD	103	06/30/16	3
ComfortDelGro Corp., Ltd.	Morgan Stanley	35,100	SGD	107	06/30/17	(5)
Community Health Systems, Inc.	Goldman Sachs	9,423	USD	264	06/30/16	(239)
Computer Sciences Corp.	Goldman Sachs	2,457	USD	164	06/30/16	—
Consolidated Edison, Inc.	Goldman Sachs	4,417	USD	290	06/30/16	35
Constellation Software, Inc.	Morgan Stanley	425	CAD	240	06/29/17	15
Convergys Corp.	Goldman Sachs	3,126	USD	80	09/14/16	5
CoreLogic, Inc.	Goldman Sachs	1,218	USD	47	09/14/16	1
Corning, Inc.	Goldman Sachs	13,085	USD	243	06/30/16	(24)
Coty, Inc.	Goldman Sachs	367	USD	11	10/17/16	—
Crane Co.	Goldman Sachs	2,084	USD	110	06/30/16	(14)

See accompanying notes which are an integral part of the financial statements.

618 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
Credit Acceptance Corp.	Goldman Sachs	274	USD	52	09/14/16	(4)
Crown Holdings, Inc.	Goldman Sachs	221	USD	12	06/30/16	—
CSX Corp.	Goldman Sachs	11,484	USD	310	06/30/16	(76)
Cummins, Inc.	Goldman Sachs	1,965	USD	203	06/30/16	(59)
CVS Health Corp.	Goldman Sachs	3,336	USD	330	06/30/16	(21)
Daicel Corp.	Goldman Sachs	14,400	JPY	23,155	06/30/16	—
Danaher Corp.	Goldman Sachs	402	USD	38	09/14/16	3
Darden Restaurants, Inc.	Goldman Sachs	4,139	USD	256	06/30/16	(43)
Dassault Systemes	Morgan Stanley	513	EUR	37	06/28/17	5
Davide Campari-Milano SpA	Morgan Stanley	3,628	EUR	28	06/28/17	3
DCC PLC	Morgan Stanley	6,321	GBP	329	06/28/17	12
Dean Foods Co.	Goldman Sachs	9,322	USD	169	06/30/16	14
Deckers Outdoor Corp.	Goldman Sachs	4,152	USD	231	06/30/16	(52)
Delta Air Lines, Inc.	Goldman Sachs	5,211	USD	265	08/04/16	30
Deluxe Corp.	Goldman Sachs	172	USD	10	10/17/16	—
DeNA Co., Ltd.	Goldman Sachs	3,100	JPY	6,051	09/14/16	(7)
Denbury Resources, Inc.	Goldman Sachs	6,023	USD	21	06/30/16	(17)
DENTSPLY International, Inc.	Goldman Sachs	1,336	USD	81	06/30/16	11
Deutsche Lufthansa AG	Morgan Stanley	7,487	EUR	101	06/28/17	13
Dialog Semiconductor PLC	Morgan Stanley	2,913	EUR	98	06/28/17	(19)
Dick's Sporting Goods, Inc.	Goldman Sachs	4,808	USD	214	06/30/16	(41)
Dillard's, Inc.	Goldman Sachs	337	USD	30	06/30/16	(4)
Disco Corp.	Goldman Sachs	1,200	JPY	13,332	06/30/16	7
Discover Financial Services	Goldman Sachs	5,067	USD	285	06/30/16	(11)
Dixons Carphone PLC	Morgan Stanley	8,436	GBP	39	06/28/17	(1)
DKSH Holding AG	Morgan Stanley	185	CHF	11	06/28/17	—
Dollarama, Inc.	Morgan Stanley	2,612	CAD	231	06/29/17	23
Domino's Pizza, Inc.	Goldman Sachs	911	USD	97	06/30/16	(3)
Domtar Corp.	Goldman Sachs	2,515	USD	104	06/30/16	(6)
Don Quijote Holdings Co., Ltd.	Goldman Sachs	3,000	JPY	13,425	08/04/16	(8)
Dr Pepper Snapple Group, Inc.	Goldman Sachs	5,759	USD	515	06/30/16	84
Drax Group PLC	Morgan Stanley	5,953	GBP	16	06/28/17	—
DS Smith PLC	Morgan Stanley	14,914	GBP	58	06/28/17	—
DST Systems, Inc.	Goldman Sachs	1,301	USD	159	06/30/16	(5)
DSV A/S	Morgan Stanley	859	DKK	236	06/28/17	4
DSW, Inc.	Goldman Sachs	1,946	USD	49	06/30/16	(17)
DTE Energy Co.	Goldman Sachs	4,044	USD	330	06/30/16	29
E. I. du Pont de Nemours and Co.	Goldman Sachs	1,611	USD	102	06/30/16	13
easyJet PLC	Morgan Stanley	2,278	GBP	40	06/28/17	6
eBay, Inc.	Goldman Sachs	18,217	USD	508	06/30/16	(12)
Echo Entertainment Group, Ltd.	Morgan Stanley	86,052	AUD	440	06/29/17	42
Edison International	Goldman Sachs	3,095	USD	187	06/30/16	15
Edwards Lifesciences Corp.	Goldman Sachs	1,655	USD	260	06/30/16	19
Eiffage SA	Morgan Stanley	1,557	EUR	88	06/28/17	7
Electric Power Development Co., Ltd.	Goldman Sachs	800	JPY	3,204	09/14/16	2
Electrolux AB	Morgan Stanley	4,892	SEK	1,233	06/28/17	(6)
Electronic Arts, Inc.	Goldman Sachs	979	USD	71	06/30/16	4
Eli Lilly and Co.	Goldman Sachs	2,362	USD	193	08/04/16	(7)
Elisa OYJ	Morgan Stanley	4,004	EUR	137	06/28/17	22
Emerson Electric Co.	Goldman Sachs	4,321	USD	204	06/30/16	(40)
Empire Co., Ltd.	Morgan Stanley	5,925	CAD	162	06/29/17	(11)
Endesa, SA	Morgan Stanley	1,148	EUR	23	06/28/17	3
Ensco PLC	Goldman Sachs	1,462	USD	24	10/17/16	1
Entergy Corp.	Goldman Sachs	251	USD	17	06/30/16	—
EOG Resources, Inc.	Goldman Sachs	2,036	USD	175	06/30/16	4
EP Energy Corp.	Goldman Sachs	16,705	USD	92	09/14/16	(18)
Equifax, Inc.	Goldman Sachs	4,488	USD	478	06/30/16	29
Eutelsat Communications	Morgan Stanley	2,909	EUR	87	06/28/17	(2)
Evonik Industries AG	Morgan Stanley	2,430	EUR	80	06/28/17	5
Expedia, Inc.	Goldman Sachs	2,712	USD	370	06/30/16	72
Expeditors International of Washington, Inc.	Goldman Sachs	530	USD	26	10/11/16	1

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 619

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
Ezaki Glico Co., Ltd.	Goldman Sachs	600	JPY	3,480	09/14/16	2
F5 Networks, Inc.	Goldman Sachs	1,353	USD	149	06/30/16	(15)
FactSet Research Systems, Inc.	Goldman Sachs	335	USD	59	06/30/16	3
Fairchild Semiconductor International, Inc.	Goldman Sachs	8,932	USD	149	06/30/16	(12)
Fairfax Financial Holdings, Ltd.	Morgan Stanley	192	CAD	124	06/29/17	(1)
FamilyMart Co., Ltd.	Goldman Sachs	600	JPY	2,979	08/04/16	(5)
FedEx Corp.	Goldman Sachs	1,921	USD	300	06/30/16	(19)
Fiat Chrysler Automobiles NV	Morgan Stanley	2,784	EUR	37	06/28/17	1
Fidelity National Information Services, Inc.	Goldman Sachs	700	USD	51	06/30/16	7
Fifth Third Bancorp	Goldman Sachs	2,427	USD	46	06/30/16	(5)
Finecobank Banca Fineco SpA	Morgan Stanley	4,020	EUR	28	06/28/17	2
Finmeccanica SpA	Morgan Stanley	8,646	EUR	103	06/28/17	1
Finning International, Inc.	Morgan Stanley	15,459	CAD	323	06/29/17	(33)
First Solar, Inc.	Goldman Sachs	6,845	USD	391	06/30/16	48
Fiserv, Inc.	Goldman Sachs	608	USD	59	06/30/16	7
Fletcher Building, Ltd.	Morgan Stanley	2,378	AUD	17	06/29/17	1
Flextronics International, Ltd.	Goldman Sachs	21,063	USD	240	06/30/16	(9)
Flight Centre Travel Group, Ltd.	Morgan Stanley	400	AUD	15	06/29/17	—
Flughafen Zuerich AG	Morgan Stanley	289	CHF	216	06/28/17	6
Foot Locker, Inc.	Goldman Sachs	2,695	USD	183	06/30/16	2
Ford Motor Co.	Goldman Sachs	14,771	USD	219	06/30/16	(7)
Fortune Brands Home & Security, Inc.	Goldman Sachs	617	USD	32	06/30/16	4
Franklin Resources, Inc.	Goldman Sachs	2,702	USD	110	06/30/16	(26)
Fraport AG Frankfurt Airport Services
Worldwide	Morgan Stanley	228	EUR	13	06/28/17	1
freenet AG	Morgan Stanley	16,197	EUR	497	06/28/17	(19)
Fuji Electric Co., Ltd.	Goldman Sachs	13,000	JPY	7,059	06/30/16	—
Fuji Heavy Industries, Ltd.	Goldman Sachs	11,600	JPY	54,845	06/30/16	24
Fukuoka Financial Group, Inc.	Goldman Sachs	3,000	JPY	1,923	06/30/16	—
Galenica AG	Morgan Stanley	65	CHF	94	06/28/17	11
Gamesa Corporacion Tecnologica, SA	Morgan Stanley	8,522	EUR	123	06/28/17	12
Geberit AG	Morgan Stanley	298	CHF	95	06/28/17	—
General Dynamics Corp.	Goldman Sachs	4,942	USD	734	06/30/16	18
General Motors Co.	Goldman Sachs	16,269	USD	568	06/30/16	16
Genmab A/S	Morgan Stanley	1,067	DKK	714	06/28/17	4
Genting Singapore PLC	Morgan Stanley	23,600	SGD	19	06/30/17	1
George Weston Ltd.	Morgan Stanley	558	CAD	61	06/29/17	—
Gilead Sciences, Inc.	Goldman Sachs	5,703	USD	617	06/30/16	(65)
GKN PLC	Morgan Stanley	10,998	GBP	32	06/28/17	(10)
Glencore PLC	Morgan Stanley	92,527	GBP	104	06/28/17	(19)
GN Store Nord A/S	Morgan Stanley	527	DKK	65	06/28/17	(1)
GNC Holdings, Inc.	Goldman Sachs	2,619	USD	78	06/30/16	(38)
Graham Holdings Co.	Goldman Sachs	283	USD	156	06/30/16	—
Groupe Eurotunnel SE	Morgan Stanley	1,282	EUR	16	06/28/17	—
Groupon, Inc.	Goldman Sachs	54,995	USD	204	06/30/16	(39)
H & R Block, Inc.	Goldman Sachs	733	USD	27	06/30/16	4
Hakuhodo DY Holdings, Inc.	Goldman Sachs	2,500	JPY	3,200	09/14/16	2
Hang Lung Properties, Ltd.	Morgan Stanley	27,000	HKD	514	06/29/17	(15)
Hang Seng Bank, Ltd.	Morgan Stanley	800	HKD	114	06/29/17	(1)
Hannover Rueck SE	Morgan Stanley	1,329	EUR	140	06/28/17	22
Harvey Norman Holdings, Ltd.	Morgan Stanley	13,668	AUD	54	06/29/17	1
HASEKO Corp.	Goldman Sachs	12,900	JPY	16,009	09/14/16	(11)
Hays plc	Morgan Stanley	4,911	GBP	7	06/28/17	—
HCA Holdings, Inc.	Goldman Sachs	5,031	USD	346	06/30/16	(114)
HD Supply Holdings, Inc	Goldman Sachs	2,815	USD	84	06/30/16	(14)
Heineken NV	Morgan Stanley	655	EUR	54	06/28/17	9
Helix Energy Solutions Group, Inc.	Goldman Sachs	4,375	USD	25	06/30/16	(6)
HELLA KGaA Hueck & Co.	Morgan Stanley	307	EUR	11	06/28/17	1
Herman Miller, Inc.	Goldman Sachs	2,074	USD	66	10/11/16	3
Hermes International	Morgan Stanley	87	EUR	30	06/28/17	3
Hess Corp.	Goldman Sachs	1,111	USD	62	06/30/16	(13)

See accompanying notes which are an integral part of the financial statements.

620 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
Hewlett-Packard Co.	Goldman Sachs	10,185	USD	275	06/30/16	(38)
Hexpol AB	Morgan Stanley	1,165	SEK	97	06/28/17	(1)
Hikma Pharmaceuticals PLC	Morgan Stanley	2,178	GBP	47	06/28/17	8
Hilton Worldwide Holdings, Inc.	Goldman Sachs	5,468	USD	137	06/30/16	(17)
Hitachi High-Technologies Corp.	Goldman Sachs	7,300	JPY	23,908	06/30/16	23
Hitachi Metals, Ltd.	Goldman Sachs	3,000	JPY	4,137	06/30/16	(13)
HOCHTIEF Aktiengesellschaft	Morgan Stanley	1,770	EUR	150	06/28/17	20
Hokuhoku Financial Group, Inc.	Goldman Sachs	8,000	JPY	2,160	09/14/16	—
HollyFrontier Corp.	Goldman Sachs	6,416	USD	314	06/30/16	26
HomeAway, Inc.	Goldman Sachs	2,459	USD	78	09/14/16	8
Hormel Foods Corp.	Goldman Sachs	2,055	USD	139	06/30/16	21
Hoshizaki Electric Co.,Ltd.	Goldman Sachs	300	JPY	2,643	09/14/16	3
Hoya Corp.	Goldman Sachs	12,600	JPY	63,365	06/30/16	9
Hubbell, Inc.	Goldman Sachs	772	USD	75	06/30/16	(11)
Hudson's Bay Co.	Morgan Stanley	877	CAD	20	06/29/17	(1)
HUGO BOSS AG	Morgan Stanley	189	EUR	18	06/28/17	(2)
Huntington Ingalls Industries, Inc.	Goldman Sachs	4,885	USD	586	06/30/16	25
Huntsman Corp.	Goldman Sachs	8,354	USD	110	10/17/16	6
Husqvarna AB	Morgan Stanley	16,460	SEK	928	06/28/17	(10)
IAC/InterActiveCorp	Goldman Sachs	3,228	USD	216	06/30/16	(41)
Iberdrola, SA	Morgan Stanley	9,393	EUR	61	06/28/17	2
IBIDEN Co., Ltd.	Goldman Sachs	4,900	JPY	8,222	06/30/16	(19)
Idemitsu Kosan Co., Ltd.	Goldman Sachs	1,200	JPY	2,387	10/11/16	1
IGM Financial, Inc.	Morgan Stanley	2,530	CAD	96	06/29/17	(5)
Iida Group Holdings Co.,Ltd.	Goldman Sachs	1,800	JPY	4,108	09/14/16	6
Illinois Tool Works, Inc.	Goldman Sachs	1,824	USD	168	06/30/16	(1)
Iluka Resources, Ltd.	Morgan Stanley	16,540	AUD	106	06/29/17	(14)
IMS Health Holdings, Inc.	Goldman Sachs	595	USD	16	09/14/16	(2)
Incitec Pivot, Ltd.	Morgan Stanley	9,881	AUD	39	06/29/17	2
Indivior PLC	Morgan Stanley	3,990	GBP	8	06/28/17	—
Ingenico Group SA	Morgan Stanley	1,224	EUR	131	06/28/17	3
Ingram Micro, Inc.	Goldman Sachs	7,127	USD	212	09/14/16	10
Ingredion, Inc.	Goldman Sachs	411	USD	39	06/30/16	3
Intact Financial Corp.	Morgan Stanley	905	CAD	85	06/29/17	4
Integrated Device Technology, Inc.	Goldman Sachs	9,586	USD	244	06/30/16	33
Intel Corp.	Goldman Sachs	2,854	USD	97	06/30/16	8
Intercontinental Exchange, Inc.	Goldman Sachs	145	USD	37	06/30/16	4
InterDigital, Inc.	Goldman Sachs	519	USD	26	09/14/16	1
International Business Machines Corp.	Goldman Sachs	2,529	USD	354	06/30/16	(66)
International Consolidated Airlines Group SA	Morgan Stanley	8,803	GBP	51	06/28/17	9
International Game Technology PLC	Goldman Sachs	791	USD	13	06/30/16	(2)
International Paper Co.	Goldman Sachs	13,935	USD	595	06/30/16	(81)
Intuit, Inc.	Goldman Sachs	2,424	USD	236	06/30/16	(14)
Invesco, Ltd.	Goldman Sachs	5,905	USD	196	06/30/16	(32)
Ipsen SA	Morgan Stanley	220	EUR	13	06/28/17	1
ISS A/S	Morgan Stanley	1,674	DKK	400	06/28/17	4
Isuzu Motors, Ltd.	Goldman Sachs	14,100	JPY	20,043	06/30/16	(27)
ITOCHU Corp.	Goldman Sachs	24,400	JPY	37,186	06/30/16	(25)
ITOCHU Techno-Solutions Corp.	Goldman Sachs	1,300	JPY	3,458	09/14/16	1
ITT Corp.	Goldman Sachs	2,781	USD	110	06/30/16	(5)
Izumi Co., Ltd.	Goldman Sachs	300	JPY	1,356	10/11/16	(1)
Jabil Circuit, Inc.	Goldman Sachs	510	USD	12	06/30/16	1
Jack in the Box, Inc.	Goldman Sachs	132	USD	10	10/17/16	—
Jacobs Engineering Group, Inc.	Goldman Sachs	1,245	USD	50	06/30/16	(1)
Janus Capital Group, Inc.	Goldman Sachs	1,486	USD	23	06/30/16	(3)
Japan Airlines Co., Ltd.	Goldman Sachs	19,300	JPY	88,394	06/30/16	48
Japan Petroleum Exploration Co., Ltd.	Goldman Sachs	900	JPY	3,276	09/14/16	1
Jeronimo Martins, SGPS, SA	Morgan Stanley	3,599	EUR	46	06/28/17	1
John Wiley & Sons, Inc.	Goldman Sachs	215	USD	11	10/11/16	1
John Wood Group PLC	Morgan Stanley	3,904	GBP	23	06/28/17	(3)
Johnson & Johnson	Goldman Sachs	3,499	USD	354	06/30/16	5

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 621

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
JPMorgan Chase & Co.	Goldman Sachs	5,225	USD	336	06/30/16	(22)
JTEKT Corp.	Goldman Sachs	4,000	JPY	8,408	06/30/16	(10)
Juniper Networks, Inc.	Goldman Sachs	663	USD	21	06/30/16	3
Just Eat PLC	Morgan Stanley	5,309	GBP	23	06/28/17	1
Kaken Pharmaceutical Co., Ltd.	Goldman Sachs	1,000	JPY	8,400	09/14/16	(15)
Kamigumi Co., Ltd.	Goldman Sachs	3,000	JPY	3,138	09/14/16	2
Kawasaki Heavy Industries, Ltd.	Goldman Sachs	3,000	JPY	1,467	06/30/16	(2)
KBC Group NV	Morgan Stanley	1,128	EUR	62	06/28/17	(8)
Kerry Properties, Ltd.	Morgan Stanley	30,500	HKD	701	06/29/17	(21)
Kesko OYJ	Morgan Stanley	470	EUR	14	06/28/17	(2)
Kewpie Corp.	Goldman Sachs	1,300	JPY	3,606	09/14/16	4
Keyence Corp.	Goldman Sachs	100	JPY	6,358	06/30/16	(4)
Kimberly-Clark Corp.	Goldman Sachs	5,009	USD	600	06/30/16	58
Kingfisher PLC	Morgan Stanley	42,013	GBP	148	06/28/17	(5)
Kinross Gold Corp.	Morgan Stanley	16,840	CAD	44	06/29/17	(1)
Kion Group AG	Morgan Stanley	1,248	EUR	51	06/28/17	2
KLA-Tencor Corp.	Goldman Sachs	207	USD	14	06/30/16	2
Kobayashi Pharmaceutical Co., Ltd.	Goldman Sachs	200	JPY	1,884	09/14/16	2
Kohl's Corp.	Goldman Sachs	362	USD	17	06/30/16	(6)
Koito Manufacturing Co., Ltd.	Goldman Sachs	500	JPY	2,313	06/30/16	—
Konami Corp.	Goldman Sachs	5,900	JPY	16,272	06/30/16	16
Konica Minolta, Inc.	Goldman Sachs	11,900	JPY	14,887	06/30/16	(15)
Koninklijke Ahold NV	Morgan Stanley	9,166	EUR	170	06/28/17	5
Kuehne + Nagel International AG	Morgan Stanley	277	CHF	38	06/28/17	2
L Brands, Inc.	Goldman Sachs	1,494	USD	143	06/30/16	12
L-3 Communications Holdings, Inc.	Goldman Sachs	945	USD	119	06/30/16	12
Lagardere SCA	Morgan Stanley	1,917	EUR	51	06/28/17	(1)
Lancaster Colony Corp.	Goldman Sachs	175	USD	20	10/11/16	2
Lear Corp.	Goldman Sachs	642	USD	80	06/30/16	6
Legg Mason, Inc.	Goldman Sachs	3,828	USD	171	06/30/16	(21)
Leggett & Platt, Inc.	Goldman Sachs	1,232	USD	55	06/30/16	(6)
Legrand SA	Morgan Stanley	600	EUR	30	06/28/17	(1)
Leidos Holdings, Inc.	Goldman Sachs	1,135	USD	60	09/14/16	11
Lennox International, Inc.	Goldman Sachs	872	USD	116	06/30/16	21
Lexmark International, Inc.	Goldman Sachs	1,591	USD	52	06/30/16	(19)
Li & Fung, Ltd.	Morgan Stanley	14,000	HKD	88	06/29/17	—
Liberty Interactive Corp.	Goldman Sachs	5,815	USD	159	06/30/16	(6)
LifePoint Health, Inc.	Goldman Sachs	875	USD	60	06/30/16	(13)
Linamar Corp.	Morgan Stanley	3,142	CAD	239	06/29/17	(11)
Lincoln Electric Holdings, Inc.	Goldman Sachs	2,594	USD	155	06/30/16	(7)
Lincoln National Corp.	Goldman Sachs	8,666	USD	464	06/30/16	(31)
LIXIL Group Corp.	Goldman Sachs	4,400	JPY	11,444	08/04/16	3
Lonza Group AG	Morgan Stanley	1,079	CHF	157	06/28/17	16
Lowe's Companies, Inc.	Goldman Sachs	4,510	USD	333	06/30/16	23
Luxottica Group SpA	Morgan Stanley	523	EUR	33	06/28/17	1
LyondellBasell Industries NV	Goldman Sachs	3,256	USD	303	06/30/16	(39)
M3, Inc.	Goldman Sachs	3,000	JPY	7,071	09/14/16	(2)
Mabuchi Motor Co., Ltd.	Goldman Sachs	800	JPY	4,832	06/30/16	(13)
Macy's, Inc.	Goldman Sachs	6,260	USD	319	06/30/16	(75)
Magasins Couche-Tard, Inc.	Morgan Stanley	3,879	CAD	218	06/29/17	(7)
Magna International, Inc.	Morgan Stanley	8,770	CAD	605	06/29/17	(14)
Mallinckrodt PLC	Goldman Sachs	1,165	USD	77	09/14/16	(22)
Man Group PLC	Morgan Stanley	151,814	GBP	254	06/28/17	4
Manhattan Associates, Inc.	Goldman Sachs	310	USD	23	09/14/16	3
Manpowergroup, Inc.	Goldman Sachs	7,219	USD	663	06/30/16	—
MAPFRE, SA	Morgan Stanley	3,916	EUR	11	06/28/17	(1)
Marathon Petroleum Corp.	Goldman Sachs	8,861	USD	459	06/30/16	1
Marks and Spencer Group PLC	Morgan Stanley	22,079	GBP	113	06/28/17	(16)
Marriott International, Inc.	Goldman Sachs	405	USD	31	06/30/16	—
Marvell Technology Group, Ltd.	Goldman Sachs	27,661	USD	227	06/30/16	(90)
Masco Corp.	Goldman Sachs	23,177	USD	672	06/30/16	67

See accompanying notes which are an integral part of the financial statements.

622 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
Maxim Integrated Products, Inc.	Goldman Sachs	368	USD	15	06/30/16	2
McDonald's Corp.	Goldman Sachs	2,408	USD	270	06/30/16	38
McGraw Hill Financial, Inc.	Goldman Sachs	434	USD	40	06/30/16	(5)
McKesson Corp.	Goldman Sachs	1,603	USD	287	09/14/16	(23)
Mead Johnson Nutrition Co.	Goldman Sachs	2,812	USD	231	09/14/16	19
Mediaset Espana Comunicacion, SA	Morgan Stanley	11,486	EUR	127	06/28/17	(15)
Mediaset SpA	Morgan Stanley	3,294	EUR	15	06/28/17	—
Medipal Holdings Corp.	Goldman Sachs	2,600	JPY	5,522	09/14/16	3
Medivation, Inc.	Goldman Sachs	7,602	USD	320	06/30/16	(85)
Merck & Co., Inc.	Goldman Sachs	5,512	USD	301	06/30/16	(21)
Merck KGaA	Morgan Stanley	637	EUR	57	06/28/17	—
MetLife, Inc.	Goldman Sachs	7,867	USD	396	06/30/16	(29)
METRO AG	Morgan Stanley	1,938	EUR	54	06/28/17	(4)
METRO, Inc.	Morgan Stanley	6,986	CAD	261	06/29/17	15
Michael Kors Holdings, Ltd.	Goldman Sachs	3,530	USD	136	06/30/16	(19)
Micron Technology, Inc.	Goldman Sachs	15,872	USD	263	06/30/16	(39)
Microsoft Corp.	Goldman Sachs	6,254	USD	329	06/30/16	45
Minerals Technologies, Inc.	Goldman Sachs	213	USD	13	09/14/16	2
MISUMI Group, Inc.	Goldman Sachs	5,500	JPY	8,740	09/14/16	10
Mitsubishi Chemical Holdings Corp.	Goldman Sachs	14,800	JPY	11,254	06/30/16	(3)
Mitsubishi Corp.	Goldman Sachs	2,800	JPY	6,195	06/30/16	(12)
Mitsubishi Electric Corp.	Goldman Sachs	34,000	JPY	43,180	06/30/16	(99)
Mitsubishi Motors Corp.	Goldman Sachs	42,500	JPY	45,900	06/30/16	11
Mitsubishi Tanabe Pharma Corp.	Goldman Sachs	18,600	JPY	38,242	06/30/16	3
Mitsubishi UFJ Financial Group, Inc.	Goldman Sachs	22,700	JPY	17,947	06/30/16	(21)
Mitsui & Co., Ltd.	Goldman Sachs	2,000	JPY	3,081	06/30/16	(2)
mixi, Inc.	Goldman Sachs	4,500	JPY	20,880	06/30/16	5
Mizuho Financial Group, Inc.	Goldman Sachs	31,000	JPY	7,759	06/30/16	(5)
Molina Healthcare, Inc.	Goldman Sachs	2,645	USD	164	10/17/16	(13)
Molson Coors Brewing Co.	Goldman Sachs	813	USD	72	06/30/16	13
Moncler SpA	Morgan Stanley	8,211	EUR	120	06/28/17	(21)
Mondelez International, Inc.	Goldman Sachs	5,933	USD	274	06/30/16	30
Mondi PLC	Morgan Stanley	3,642	GBP	55	06/28/17	3
Monsanto Co.	Goldman Sachs	120	USD	11	06/30/16	(1)
Moody's Corp.	Goldman Sachs	1,281	USD	123	06/30/16	(18)
Motorola Solutions, Inc.	Goldman Sachs	165	USD	12	06/30/16	2
MS&AD Insurance Group Holdings, Inc.	Goldman Sachs	5,500	JPY	19,756	06/30/16	(9)
MSCI, Inc.	Goldman Sachs	4,178	USD	280	06/30/16	23
MTR Corp., Ltd.	Morgan Stanley	11,000	HKD	387	06/29/17	—
MTU Aero Engines AG	Morgan Stanley	1,739	EUR	146	06/28/17	(3)
Muenchener Rueckversicherungs-
Gesellschaft Aktiengesellschaft in Muenchen	Morgan Stanley	629	EUR	114	06/28/17	12
Murata Manufacturing Co., Ltd.	Goldman Sachs	600	JPY	10,413	06/30/16	(8)
Murphy Oil Corp.	Goldman Sachs	1,392	USD	40	06/30/16	(19)
Murphy USA, Inc.	Goldman Sachs	2,530	USD	155	06/30/16	9
Nabors Industries, Ltd.	Goldman Sachs	8,795	USD	88	06/30/16	(37)
National Bank of Canada	Morgan Stanley	1,320	CAD	57	06/29/17	(4)
Navient Corp.	Goldman Sachs	9,216	USD	122	06/30/16	(18)
NCR Corp.	Goldman Sachs	8,205	USD	218	09/14/16	16
Neste OYJ	Morgan Stanley	918	EUR	20	06/28/17	1
NetApp, Inc.	Goldman Sachs	9,084	USD	309	06/30/16	15
New World Development Co., Ltd.	Morgan Stanley	128,000	HKD	1,064	06/29/17	(17)
Newfield Exploration Co.	Goldman Sachs	521	USD	21	06/30/16	2
NEXON Co., Ltd.	Goldman Sachs	4,500	JPY	7,596	09/14/16	2
NHK Spring Co., Ltd.	Goldman Sachs	2,800	JPY	3,475	09/14/16	1
NIKE, Inc.	Goldman Sachs	3,369	USD	441	06/30/16	70
Nintendo Co., Ltd.	Goldman Sachs	800	JPY	15,584	09/14/16	(26)
Nippon Express Co., Ltd.	Goldman Sachs	41,000	JPY	25,707	06/30/16	—
Nippon Shokubai Co., Ltd.	Goldman Sachs	1,200	JPY	11,424	06/30/16	11
Nippon Telegraph and Telephone Corp.	Goldman Sachs	3,200	JPY	14,355	10/11/16	7
Nippon Yusen Kabushiki Kaisha	Goldman Sachs	44,000	JPY	13,992	06/30/16	(11)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 623

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
NiSource, Inc.	Goldman Sachs	7,241	USD	139	10/17/16	2
Nitori Holdings Co., Ltd.	Goldman Sachs	300	JPY	2,847	06/30/16	(1)
Nitto Denko Corp.	Goldman Sachs	800	JPY	6,259	06/30/16	(16)
NN Group NV	Morgan Stanley	2,615	EUR	75	06/28/17	5
NOK Corp.	Goldman Sachs	17,500	JPY	50,260	06/30/16	(129)
Nomura Research Institute, Ltd.	Goldman Sachs	3,190	JPY	15,854	06/30/16	14
Norfolk Southern Corp.	Goldman Sachs	878	USD	70	06/30/16	(8)
Norsk Hydro ASA	Morgan Stanley	50,136	NOK	1,527	06/28/17	(26)
Northern Trust Corp.	Goldman Sachs	155	USD	11	08/04/16	(1)
Northrop Grumman Corp.	Goldman Sachs	2,047	USD	384	06/30/16	52
Novo Nordisk A/S	Morgan Stanley	9,325	DKK	3,360	06/28/17	(19)
NRW.Bank	Morgan Stanley	33,216	GBP	154	06/28/17	(24)
NTT DOCOMO, Inc.	Goldman Sachs	4,700	JPY	11,080	06/30/16	1
Nu Skin Enterprises, Inc.	Goldman Sachs	806	USD	31	10/11/16	(3)
Nuance Communications, Inc.	Goldman Sachs	1,065	USD	18	09/14/16	—
Numericable-SFR SAS	Morgan Stanley	731	EUR	30	06/28/17	—
OBIC Co., Ltd.	Goldman Sachs	1,000	JPY	6,420	09/14/16	9
Oil States International, Inc.	Goldman Sachs	8,053	USD	242	06/30/16	(6)
OMRON Corp.	Goldman Sachs	3,600	JPY	14,526	06/30/16	(42)
ON Semiconductor Corp.	Goldman Sachs	8,110	USD	89	06/30/16	(9)
OneMain Holdings, Inc.	Goldman Sachs	1,071	USD	50	09/14/16	2
Open Text Corp.	Morgan Stanley	3,723	CAD	226	06/29/17	29
OPKO Health, Inc.	Goldman Sachs	1,151	USD	11	09/14/16	(1)
Oracle Corp.	Goldman Sachs	8,855	USD	344	06/30/16	(19)
Orbital ATK, Inc.	Goldman Sachs	2,130	USD	182	06/30/16	23
Orica, Ltd.	Morgan Stanley	6,740	AUD	111	06/29/17	1
Orion OYJ	Morgan Stanley	3,108	EUR	101	06/28/17	—
Orkla ASA	Morgan Stanley	2,948	NOK	213	06/28/17	4
OSRAM Licht AG	Morgan Stanley	1,073	EUR	57	06/28/17	5
Otsuka Corp.	Goldman Sachs	5,500	JPY	32,285	06/30/16	—
Otsuka Holdings Co., Ltd.	Goldman Sachs	9,100	JPY	36,800	06/30/16	4
Owens Corning	Goldman Sachs	11,097	USD	505	06/30/16	38
Pacific Exploration & Production Corp.	Morgan Stanley	7,992	CAD	20	06/29/17	(7)
Packaging Corp. of America	Goldman Sachs	1,090	USD	75	06/30/16	4
Panasonic Corp.	Goldman Sachs	30,300	JPY	43,481	06/30/16	(81)
PANDORA A/S	Morgan Stanley	2,401	DKK	1,879	06/28/17	13
Panera Bread Co.	Goldman Sachs	285	USD	51	09/14/16	(1)
PARK24 Co., Ltd.	Goldman Sachs	3,400	JPY	8,650	06/30/16	14
Parker-Hannifin Corp.	Goldman Sachs	825	USD	86	06/30/16	(11)
Partners Group Holding AG	Morgan Stanley	230	CHF	82	06/28/17	14
Patterson Companies, Inc.	Goldman Sachs	4,532	USD	215	06/30/16	(5)
Penn West Petroleum, Ltd.	Morgan Stanley	10,519	CAD	16	06/29/17	(5)
PepsiCo, Inc.	Goldman Sachs	10,284	USD	1,051	06/30/16	79
Persimmon PLC	Morgan Stanley	10,765	GBP	215	06/28/17	—
Peugeot SA	Morgan Stanley	49,176	EUR	788	06/28/17	(61)
Pfizer, Inc.	Goldman Sachs	13,140	USD	444	06/30/16	(3)
PG&E Corp.	Goldman Sachs	8,735	USD	466	06/30/16	35
Philip Morris International, Inc.	Goldman Sachs	2,514	USD	222	06/30/16	22
Phillips 66	Goldman Sachs	1,422	USD	127	06/30/16	14
Pigeon Corp.	Goldman Sachs	1,900	JPY	6,489	09/14/16	11
Pinnacle Foods, Inc.	Goldman Sachs	1,106	USD	49	06/30/16	(2)
Pinnacle West Capital Corp.	Goldman Sachs	3,772	USD	240	06/30/16	28
Pitney Bowes, Inc.	Goldman Sachs	17,674	USD	365	06/30/16	(14)
Playtech PLC	Morgan Stanley	2,923	GBP	25	06/28/17	1
Pola Orbis Holdings, Inc.	Goldman Sachs	800	JPY	6,184	09/14/16	2
Polycom, Inc.	Goldman Sachs	6,403	USD	88	09/14/16	13
Popular, Inc.	Goldman Sachs	1,603	USD	47	09/14/16	(2)
Power Financial Corp.	Morgan Stanley	783	CAD	25	06/29/17	(2)
ProSiebenSat.1 Media SE	Morgan Stanley	3,279	EUR	161	06/28/17	13
Proximus SA	Morgan Stanley	8,665	EUR	273	06/28/17	(13)
Prudential Financial, Inc.	Goldman Sachs	2,441	USD	201	06/30/16	(20)

See accompanying notes which are an integral part of the financial statements.

624 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
Prysmian SpA	Morgan Stanley	19,671	EUR	387	06/28/17	(16)
PTC, Inc.	Goldman Sachs	400	USD	14	06/30/16	(3)
Public Service Enterprise Group, Inc.	Goldman Sachs	17,892	USD	739	06/30/16	34
PVH Corp.	Goldman Sachs	476	USD	43	10/11/16	(5)
Qantas Airways, Ltd.	Morgan Stanley	104,096	AUD	400	06/29/17	10
QEP Resources, Inc.	Goldman Sachs	8,161	USD	126	06/30/16	(8)
Quanta Services, Inc.	Goldman Sachs	5,915	USD	119	06/30/16	(56)
Quest Diagnostics, Inc.	Goldman Sachs	2,047	USD	139	06/30/16	(3)
Quintiles Transnational Holdings, Inc.	Goldman Sachs	4,165	USD	265	06/30/16	(40)
Rackspace Hosting, Inc.	Goldman Sachs	6,544	USD	169	06/30/16	(56)
Ralph Lauren Corp.	Goldman Sachs	739	USD	82	06/30/16	(19)
Randstad Holding NV	Morgan Stanley	5,996	EUR	326	06/28/17	(29)
Raytheon Co.	Goldman Sachs	2,834	USD	333	06/30/16	58
Recordati SpA	Morgan Stanley	2,077	EUR	47	06/28/17	6
Recruit Holdings Co.,Ltd.	Goldman Sachs	6,900	JPY	26,910	06/30/16	8
Red Hat, Inc.	Goldman Sachs	160	USD	13	06/30/16	—
Regus plc	Morgan Stanley	5,192	GBP	17	06/28/17	2
Reinsurance Group of America, Inc.	Goldman Sachs	3,034	USD	274	06/30/16	(17)
Reliance Steel & Aluminum Co.	Goldman Sachs	643	USD	39	06/30/16	—
Rentokil Initial PLC	Morgan Stanley	5,228	GBP	8	06/28/17	1
Repsol YPF SA	JPMorgan Chase	0	USD	4,044	12/20/15	(2)
Repsol YPF SA	Morgan Stanley	0	USD	628	03/02/17	220
Repsol YPF SA	Morgan Stanley	0	USD	667	09/18/17	127
Republic Services, Inc.	Goldman Sachs	2,178	USD	95	06/30/16	7
Resona Holdings, Inc.	Goldman Sachs	14,000	JPY	9,010	06/30/16	(5)
Rheinmetall Aktiengesellschaft	Morgan Stanley	646	EUR	37	06/28/17	1
Rio Tinto PLC	Morgan Stanley	994	GBP	23	06/28/17	(5)
Ritchie Bros. Auctioneers Inc.	Morgan Stanley	800	CAD	27	06/29/17	(1)
Robert Half International, Inc.	Goldman Sachs	6,043	USD	318	06/30/16	(12)
Rockwell Automation, Inc.	Goldman Sachs	2,209	USD	241	06/30/16	(31)
Rohm Co., Ltd.	Goldman Sachs	1,000	JPY	6,030	06/30/16	(20)
Ross Stores, Inc.	Goldman Sachs	2,399	USD	121	06/30/16	1
Rovi Corp.	Goldman Sachs	3,485	USD	32	10/11/16	(7)
Royal Bank of Canada	Morgan Stanley	2,387	CAD	178	06/29/17	(5)
Royal Boskalis Westminster NV	Morgan Stanley	3,343	EUR	148	06/28/17	(4)
Royal Mail PLC	Morgan Stanley	17,323	GBP	77	06/28/17	(12)
Ryohin Keikaku Co., Ltd.	Goldman Sachs	200	JPY	4,886	09/14/16	1
Safran SA	Morgan Stanley	1,915	EUR	132	06/28/17	3
Sally Beauty Holdings, Inc.	Goldman Sachs	441	USD	10	06/30/16	(3)
Sankyo Co., Ltd.	Goldman Sachs	900	JPY	4,212	09/14/16	2
Sanofi	Morgan Stanley	3,615	EUR	332	06/28/17	(4)
Santander Consumer USA Holdings, Inc.	Goldman Sachs	6,846	USD	123	06/30/16	(55)
Santen Pharmaceutical Co., Ltd.	Goldman Sachs	19,300	JPY	31,864	06/30/16	(16)
Saputo, Inc.	Morgan Stanley	1,986	CAD	62	06/29/17	—
Schlumberger, Ltd.	Goldman Sachs	227	USD	18	09/14/16	1
SCOR SE	Morgan Stanley	4,374	EUR	148	06/28/17	7
SEB S.A.	Morgan Stanley	245	EUR	23	06/28/17	2
Securitas AB	Morgan Stanley	5,161	SEK	576	06/28/17	—
Sega Sammy Holdings, Inc.	Goldman Sachs	3,000	JPY	3,837	09/14/16	1
SEI Investments Co.	Goldman Sachs	1,354	USD	70	06/30/16	2
Seiko Epson Corp.	Goldman Sachs	3,500	JPY	6,500	06/30/16	(10)
Sekisui Chemical Co., Ltd.	Goldman Sachs	28,000	JPY	40,208	06/30/16	(17)
Service Corp. International	Goldman Sachs	1,922	USD	54	09/14/16	(3)
SES SA	Morgan Stanley	806	EUR	22	06/28/17	(4)
Seven & i Holdings Co., Ltd.	Goldman Sachs	1,100	JPY	6,062	06/30/16	2
Shimadzu Corp.	Goldman Sachs	4,000	JPY	7,580	06/30/16	6
SHIMAMURA CO., Ltd.	Goldman Sachs	2,800	JPY	38,276	06/30/16	20
Shin-Etsu Chemical Co., Ltd.	Goldman Sachs	200	JPY	1,447	06/30/16	(1)
Shinsei Bank, Ltd.	Morgan Stanley	7,502	GBP	262	06/28/17	34
Shionogi & Co., Ltd.	Goldman Sachs	600	JPY	2,995	06/30/16	2
Singapore Airlines, Ltd.	Morgan Stanley	33,300	SGD	360	06/30/17	4

See accompanying notes which are an integral part of the financial statements

Russell Multi-Strategy Alternative Fund 625

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
Sino Land Co., Ltd.	Morgan Stanley	90,000	HKD	1,082	06/29/17	(5)
Skanska AB	Morgan Stanley	2,435	SEK	405	06/28/17	(2)
Skechers U.S.A., Inc.	Goldman Sachs	1,827	USD	57	09/14/16	(26)
Skyworks Solutions, Inc.	Goldman Sachs	1,250	USD	97	06/30/16	(38)
SM Energy Co.	Goldman Sachs	1,951	USD	65	06/30/16	(27)
Smiths Group PLC	Morgan Stanley	673	GBP	6	06/28/17	(1)
Snam SpA	Morgan Stanley	3,566	EUR	17	06/28/17	1
Snap-on, Inc.	Goldman Sachs	1,264	USD	210	06/30/16	6
Sojitz Corp.	Goldman Sachs	108,100	JPY	28,971	06/30/16	(30)
SolarWinds, Inc.	Goldman Sachs	888	USD	52	06/30/16	11
Sompo Japan Nipponkoa Holdings, Inc.	Goldman Sachs	4,300	JPY	16,460	06/30/16	(17)
Sonoco Products Co.	Goldman Sachs	1,824	USD	78	09/14/16	4
Southwest Airlines Co.	Goldman Sachs	7,390	USD	342	06/30/16	81
Spirit AeroSystems Holdings, Inc.	Goldman Sachs	14,309	USD	755	06/30/16	(47)
St. Jude Medical, Inc.	Goldman Sachs	3,158	USD	202	06/30/16	(33)
STADA Arzneimittel AG	Morgan Stanley	679	EUR	24	06/28/17	2
Stanley Black & Decker, Inc.	Goldman Sachs	1,559	USD	165	06/30/16	—
Staples, Inc.	Goldman Sachs	2,418	USD	31	06/30/16	(7)
Starbucks Corp.	Goldman Sachs	1,332	USD	83	09/14/16	10
Starwood Hotels & Resorts Worldwide, Inc.	Goldman Sachs	860	USD	69	06/30/16	(2)
State Street Corp.	Goldman Sachs	2,294	USD	158	06/30/16	(23)
Steel Dynamics, Inc.	Goldman Sachs	5,331	USD	98	06/30/16	(19)
Straumann Holding AG	Morgan Stanley	36	CHF	10	06/28/17	(1)
Stryker Corp.	Goldman Sachs	1,765	USD	169	06/30/16	(2)
Sugi Holdings Co., Ltd.	Goldman Sachs	300	JPY	1,773	09/14/16	1
Sumitomo Chemical Co., Ltd.	Goldman Sachs	11,000	JPY	7,689	06/30/16	(5)
Sumitomo Heavy Industries, Ltd.	Goldman Sachs	38,000	JPY	20,900	06/30/16	(53)
Sumitomo Mitsui Financial Group, Inc.	Goldman Sachs	4,200	JPY	20,412	06/30/16	(21)
Sumitomo Rubber Industries, Ltd.	Goldman Sachs	12,100	JPY	21,925	06/30/16	(14)
Sun Hung Kai Properties Ltd.	Morgan Stanley	7,000	HKD	727	06/29/17	4
Sundrug Co., Ltd.	Goldman Sachs	400	JPY	2,568	09/14/16	—
Superior Energy Services, Inc.	Goldman Sachs	6,744	USD	95	09/14/16	(6)
SUPERVALU, Inc.	Goldman Sachs	32,029	USD	210	06/30/16	(52)
Suruga Bank, Ltd.	Goldman Sachs	4,000	JPY	9,592	06/30/16	(4)
Suzuken Co., Ltd.	Goldman Sachs	1,100	JPY	5,121	09/14/16	6
Svenska Cellulosa Aktiebolaget SCA	Morgan Stanley	1,582	SEK	399	06/28/17	6
Swedish Orphan Biovitrum AB	Morgan Stanley	3,632	SEK	472	06/28/17	6
Swiss Life Holding AG	Morgan Stanley	222	CHF	52	06/28/17	4
Swiss Re AG	Morgan Stanley	3,821	CHF	351	06/28/17	29
Synopsys, Inc.	Goldman Sachs	5,181	USD	259	06/30/16	(2)
T&D Holdings, Inc.	Goldman Sachs	4,700	JPY	7,529	06/30/16	(11)
Tabcorp Holdings, Ltd.	Morgan Stanley	52,784	AUD	249	06/29/17	4
Target Corp.	Goldman Sachs	6,415	USD	495	06/30/16	(45)
Tatts Group, Ltd.	Morgan Stanley	15,567	AUD	62	06/29/17	3
Taylor Wimpey PLC	Morgan Stanley	152,376	GBP	302	06/28/17	14
TDC A/S	Morgan Stanley	2,065	DKK	73	06/28/17	(4)
TDK Corp.	Goldman Sachs	1,700	JPY	13,209	06/30/16	(26)
TE Connectivity, Ltd.	Goldman Sachs	374	USD	24	06/30/16	(1)
Tech Data Corp.	Goldman Sachs	2,644	USD	192	09/14/16	5
Tecnicas Reunidas, SA	Morgan Stanley	923	EUR	37	06/28/17	(2)
TEGNA, Inc.	Goldman Sachs	1,136	USD	31	06/30/16	3
Tele2 AB	Morgan Stanley	10,870	SEK	929	06/28/17	(22)
Teleperformance	Morgan Stanley	354	EUR	25	06/28/17	2
Telephone and Data Systems, Inc.	Goldman Sachs	641	USD	18	09/14/16	1
Television Francaise 1 SA	Morgan Stanley	1,703	EUR	20	06/28/17	(2)
TeliaSonera Aktiebolag	Morgan Stanley	16,094	SEK	704	06/28/17	(12)
Telstra Corp., Ltd.	Morgan Stanley	25,988	AUD	140	06/29/17	(15)
Teradata Corp.	Goldman Sachs	1,884	USD	53	10/11/16	(2)
Teradyne, Inc.	Goldman Sachs	13,078	USD	255	06/30/16	(4)
Tesoro Corp.	Goldman Sachs	2,390	USD	256	06/30/16	49
Texas Instruments, Inc.	Goldman Sachs	938	USD	53	06/30/16	4

See accompanying notes which are an integral part of the financial statements.

626 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
Textron, Inc.	Goldman Sachs	548	USD	23	06/30/16	(2)
Thales SA	Morgan Stanley	1,900	EUR	125	06/28/17	8
The Allstate Corp.	Goldman Sachs	8,079	USD	500	06/30/16	(32)
The Bank of Kyoto, Ltd.	Goldman Sachs	2,000	JPY	2,462	09/14/16	(1)
The Bank of Nova Scotia	Morgan Stanley	2,488	CAD	153	06/29/17	(9)
The Bank of Yokohama, Ltd.	Goldman Sachs	22,000	JPY	16,705	06/30/16	(1)
The Berkeley Group Holdings PLC	Morgan Stanley	4,363	GBP	145	06/28/17	(3)
The Boeing Co.	Goldman Sachs	1,221	USD	181	06/30/16	17
The Cheesecake Factory, Inc.	Goldman Sachs	1,979	USD	95	08/04/16	(13)
The Chemours Co.	Goldman Sachs	4,890	USD	34	10/17/16	(5)
The Chiba Bank, Ltd.	Goldman Sachs	9,000	JPY	7,992	06/30/16	(5)
The Clorox Co.	Goldman Sachs	1,531	USD	187	06/30/16	24
The Dai-ichi Life Insurance Co., Ltd.	Goldman Sachs	11,100	JPY	23,477	06/30/16	(25)
The Dow Chemical Co.	Goldman Sachs	4,246	USD	219	06/30/16	(3)
The Dun & Bradstreet Corp.	Goldman Sachs	2,345	USD	267	06/30/16	(30)
The Estee Lauder Companies, Inc.	Goldman Sachs	2,902	USD	233	06/30/16	(21)
The Gap, Inc.	Goldman Sachs	3,082	USD	84	06/30/16	(35)
The Goodyear Tire & Rubber Co.	Goldman Sachs	14,381	USD	472	06/30/16	22
The Gunma Bank, Ltd.	Goldman Sachs	2,000	JPY	1,530	09/14/16	—
The Hachijuni Bank, Ltd.	Goldman Sachs	3,000	JPY	2,490	09/14/16	—
The Hartford Financial Services Group, Inc.	Goldman Sachs	3,047	USD	141	06/30/16	13
The Hiroshima Bank, Ltd.	Goldman Sachs	2,000	JPY	1,354	09/14/16	—
The Home Depot, Inc.	Goldman Sachs	1,147	USD	142	06/30/16	12
The Interpublic Group of Companies, Inc.	Goldman Sachs	9,315	USD	214	06/30/16	30
The Joyo Bank, Ltd.	Goldman Sachs	3,000	JPY	1,896	09/14/16	—
The Kroger Co.	Goldman Sachs	5,538	USD	209	06/30/16	5
The Mosaic Co.	Goldman Sachs	3,998	USD	135	06/30/16	(44)
The NASDAQ OMX Group, Inc.	Goldman Sachs	4,438	USD	257	06/30/16	31
The PNC Financial Services Group, Inc.	Goldman Sachs	1,531	USD	138	06/30/16	(12)
The Procter & Gamble Co.	Goldman Sachs	8,694	USD	664	06/30/16	(22)
The Sage Group PLC	Morgan Stanley	2,611	GBP	14	06/28/17	1
The Timken Co.	Goldman Sachs	2,244	USD	71	06/30/16	(13)
The TJX Companies, Inc.	Goldman Sachs	3,352	USD	245	06/30/16	18
The Toronto-Dominion Bank	Morgan Stanley	2,152	CAD	116	06/29/17	—
The Travelers Companies, Inc.	Goldman Sachs	4,576	USD	517	06/30/16	67
The Western Union Co.	Goldman Sachs	11,427	USD	220	06/30/16	(6)
Thermo Fisher Scientific, Inc.	Goldman Sachs	591	USD	77	06/30/16	—
THK Co., Ltd.	Goldman Sachs	4,000	JPY	9,188	06/30/16	(13)
Thomas Cook Group PLC	Morgan Stanley	39,060	GBP	48	06/28/17	(13)
Thomson Reuters Corp.	Morgan Stanley	883	CAD	47	06/29/17	1
Thor Industries, Inc.	Goldman Sachs	244	USD	13	10/17/16	—
Time Warner, Inc.	Goldman Sachs	352	USD	27	06/30/16	(5)
TOHO GAS Co., Ltd.	Goldman Sachs	3,000	JPY	2,232	09/14/16	1
Tohoku Electric Power Co., Inc.	Goldman Sachs	35,500	JPY	60,634	06/30/16	12
Tokio Marine Holdings, Inc.	Goldman Sachs	6,000	JPY	28,152	06/30/16	(21)
Tokyo Electric Power Co., Inc.	Goldman Sachs	47,500	JPY	39,378	06/30/16	54
TonenGeneral Sekiyu K.K.	Goldman Sachs	3,000	JPY	3,777	10/11/16	1
Total System Services, Inc.	Goldman Sachs	236	USD	12	06/30/16	2
Toyo Suisan Kaisha, Ltd.	Goldman Sachs	1,200	JPY	5,376	08/04/16	—
Toyota Boshoku Corp.	Goldman Sachs	900	JPY	2,343	09/14/16	5
Treasury Wine Estates, Ltd.	Morgan Stanley	1,618	AUD	2	06/29/17	2
Treasury Wine Estates, Ltd.	Morgan Stanley	12,138	AUD	86	06/29/17	6
Trinity Industries, Inc.	Goldman Sachs	3,261	USD	88	06/30/16	(2)
Triumph Group, Inc.	Goldman Sachs	3,079	USD	143	06/30/16	(6)
Tsuruha Holdings, Inc.	Goldman Sachs	400	JPY	3,848	09/14/16	2
Twenty-First Century Fox, Inc.	Goldman Sachs	1,344	USD	41	06/30/16	(3)
U.S. Bancorp	Goldman Sachs	793	USD	33	06/30/16	(2)
Union Pacific Corp.	Goldman Sachs	436	USD	39	06/30/16	(2)
United Internet AG	Morgan Stanley	459	EUR	22	06/28/17	1
United Therapeutics Corp.	Goldman Sachs	2,645	USD	388	06/30/16	(24)
UnitedHealth Group, Inc.	Goldman Sachs	4,283	USD	504	06/30/16	(25)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 627

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
Universal Health Services, Inc.	Goldman Sachs	358	USD	44	06/30/16	(7)
Unum Group	Goldman Sachs	9,904	USD	343	06/30/16	(18)
V.F. Corp.	Goldman Sachs	4,207	USD	284	06/30/16	(14)
Valero Energy Corp.	Goldman Sachs	6,495	USD	428	06/30/16	32
Validus Holdings, Ltd.	Goldman Sachs	1,346	USD	60	06/30/16	(1)
Varian Medical Systems, Inc.	Goldman Sachs	1,482	USD	116	06/30/16	(7)
Vectren Corp.	Goldman Sachs	2,014	USD	92	06/30/16	13
Vedanta Resources PLC	Morgan Stanley	5,407	GBP	27	06/28/17	(7)
Veolia Environnement SA	Morgan Stanley	6,976	EUR	148	06/28/17	16
VeriSign, Inc.	Goldman Sachs	1,138	USD	92	06/30/16	20
Verizon Communications, Inc.	Goldman Sachs	4,821	USD	226	09/14/16	8
Vestas Wind Systems A/S	Morgan Stanley	392	DKK	155	06/28/17	2
Viacom, Inc.	Goldman Sachs	7,446	USD	367	06/30/16	(89)
Vishay Intertechnology, Inc.	Goldman Sachs	1,058	USD	11	10/17/16	—
Vivendi SA	Morgan Stanley	10,907	EUR	239	06/28/17	(22)
VMware, Inc.	Goldman Sachs	632	USD	38	10/11/16	(12)
Vodafone Group PLC	Morgan Stanley	96,263	GBP	206	06/28/17	(34)
Voya Financial, Inc.	Goldman Sachs	4,870	USD	198	06/30/16	(36)
W.W. Grainger, Inc.	Goldman Sachs	62	USD	13	06/30/16	(2)
Wal-Mart Stores, Inc.	Goldman Sachs	6,356	USD	364	06/30/16	(95)
Waste Management, Inc.	Goldman Sachs	5,144	USD	277	06/30/16	28
Waters Corp.	Goldman Sachs	1,207	USD	154	06/30/16	(4)
Wells Fargo & Co.	Goldman Sachs	3,076	USD	167	08/04/16	(12)
Werner Enterprises, Inc.	Goldman Sachs	3,863	USD	102	09/14/16	—
WESCO International, Inc.	Goldman Sachs	537	USD	26	06/30/16	(7)
West Fraser Timber Co., Ltd.	Morgan Stanley	3,598	CAD	166	06/29/17	(35)
Western Digital Corp.	Goldman Sachs	4,460	USD	298	06/30/16	(79)
Western Refining, Inc.	Goldman Sachs	6,788	USD	283	06/30/16	(13)
Westlake Chemical Corp.	Goldman Sachs	602	USD	36	06/30/16	(6)
WestRock Co.	Goldman Sachs	1,612	USD	87	06/30/16	(13)
Whirlpool Corp.	Goldman Sachs	1,072	USD	172	06/30/16	(19)
Whole Foods Market, Inc.	Goldman Sachs	1,367	USD	41	06/30/16	(14)
William Hill PLC	Morgan Stanley	19,234	GBP	61	06/28/17	(25)
Wolters Kluwer NV	Morgan Stanley	9,344	EUR	288	06/28/17	26
Woodside Petroleum, Ltd.	Morgan Stanley	17,405	AUD	515	06/29/17	(68)
World Fuel Services Corp.	Goldman Sachs	2,332	USD	104	09/14/16	14
WPP PLC	Morgan Stanley	10,184	GBP	148	06/28/17	1
WPX Energy, Inc.	Goldman Sachs	4,937	USD	34	06/30/16	(17)
Wyndham Worldwide Corp.	Goldman Sachs	639	USD	52	06/30/16	(1)
Xerox Corp.	Goldman Sachs	23,147	USD	217	06/30/16	(35)
Xilinx, Inc.	Goldman Sachs	5,757	USD	274	06/30/16	15
XL Group PLC	Goldman Sachs	1,414	USD	54	09/14/16	1
Yahoo!, Inc.	Goldman Sachs	5,684	USD	202	06/30/16	(26)
Yamaguchi Financial Group, Inc.	Goldman Sachs	1,000	JPY	1,495	09/14/16	—
Yamaha Corp.	Goldman Sachs	3,700	JPY	11,193	06/30/16	14
Yamaha Motor Co., Ltd.	Goldman Sachs	4,400	JPY	12,065	06/30/16	13
Yara International ASA	Morgan Stanley	1,859	NOK	717	06/28/17	(1)
Yelp, Inc.	Goldman Sachs	2,590	USD	58	09/14/16	(5)
Yue Yuen Industrial (Holdings) Ltd.	Morgan Stanley	15,000	HKD	425	06/29/17	1
Yum! Brands, Inc.	Goldman Sachs	1,588	USD	113	06/30/16	(24)
Zoetis, Inc.	Goldman Sachs	5,620	USD	242	06/30/16	(34)
Zurich Insurance Group AG	Morgan Stanley	66	CHF	17	06/28/17	(2)
Zynga, Inc.	Goldman Sachs	51,741	USD	123	06/30/16	(10)
Short Reference Entity
3D Systems Corp.	Goldman Sachs	(4,546)	USD	46	10/11/16	8
Aberdeen Asset Management PLC	Morgan Stanley	(35,839)	GBP	124	06/28/17	38
Acadia Healthcare Co., Inc.	Goldman Sachs	(2,554)	USD	157	09/14/16	19
Acxiom Corp.	Goldman Sachs	(2,305)	USD	51	09/14/16	(2)
adidas AG	Morgan Stanley	(1,519)	EUR	124	06/28/17	(18)
Admiral Group PLC	Morgan Stanley	(11,357)	GBP	183	06/28/17	(37)
Adobe Systems, Inc.	Goldman Sachs	(525)	USD	47	06/30/16	(3)

See accompanying notes which are an integral part of the financial statements.

628 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
Advance Auto Parts, Inc.	Goldman Sachs	(975)	USD	193	06/30/16	(33)
AECOM	Goldman Sachs	(7,093)	USD	209	06/30/16	16
AEON Co., Ltd.	Goldman Sachs	(4,900)	JPY	8,815	06/30/16	(6)
AEON Financial Service Co., Ltd.	Goldman Sachs	(700)	JPY	2,132	06/30/16	2
Agios Pharmaceuticals, Inc.	Goldman Sachs	(199)	USD	14	09/14/16	3
Agnico Eagle Mines, Ltd.	Morgan Stanley	(8,170)	CAD	302	06/29/17	(4)
Agrium, Inc.	Morgan Stanley	(567)	CAD	69	06/29/17	3
Akorn, Inc.	Goldman Sachs	(12,576)	USD	336	06/30/16	133
Aktiebolaget Volvo	Morgan Stanley	(6,403)	SEK	568	06/28/17	15
Albemarle Corp.	Goldman Sachs	(8,083)	USD	433	06/30/16	(3)
Alexion Pharmaceuticals, Inc.	Goldman Sachs	(2,944)	USD	518	06/30/16	(2)
Alfa Laval AB	Morgan Stanley	(3,343)	SEK	502	06/28/17	—
Align Technology, Inc.	Goldman Sachs	(3,220)	USD	211	06/30/16	(12)
Alkermes PLC	Goldman Sachs	(1,144)	USD	82	06/30/16	(8)
Allegheny Technologies, Inc.	Goldman Sachs	(5,954)	USD	88	06/30/16	87
Allergan PLC	Goldman Sachs	(1,383)	USD	427	06/30/16	(3)
Alliance Data Systems Corp.	Goldman Sachs	(2,568)	USD	763	06/30/16	14
Allscripts Healthcare Solutions, Inc.	Goldman Sachs	(2,582)	USD	36	09/14/16	(2)
Alnylam Pharmaceuticals, Inc.	Goldman Sachs	(1,312)	USD	113	09/14/16	12
Alps Electric Co., Ltd.	Goldman Sachs	(1,200)	JPY	4,548	10/11/16	(2)
ALS Ltd.	Morgan Stanley	(3,868)	AUD	20	06/29/17	—
AltaGas, Ltd.	Morgan Stanley	(1,506)	CAD	51	06/29/17	3
Amec Foster Wheeler PLC	Morgan Stanley	(4,481)	GBP	32	06/28/17	9
American Airlines Group, Inc.	Goldman Sachs	(1,665)	USD	77	06/30/16	(7)
AMETEK, Inc.	Goldman Sachs	(3,791)	USD	208	06/30/16	(3)
AMP, Ltd.	Morgan Stanley	(3,243)	AUD	19	06/29/17	2
Amphenol Corp.	Goldman Sachs	(6,162)	USD	334	06/30/16	7
Anadarko Petroleum Corp.	Goldman Sachs	(3,213)	USD	215	06/30/16	45
Anheuser-Busch InBev SA/NV	Morgan Stanley	(550)	EUR	60	06/28/17	2
Antofagasta PLC	Morgan Stanley	(44,274)	GBP	233	06/28/17	89
Aon PLC	Goldman Sachs	(2,948)	USD	275	06/30/16	27
APA Group	Morgan Stanley	(15,701)	AUD	144	06/29/17	(5)
Apache Corp.	Goldman Sachs	(3,683)	USD	174	06/30/16	39
Aqua America, Inc.	Goldman Sachs	(1,052)	USD	30	09/14/16	(4)
ARC Resources, Ltd.	Morgan Stanley	(1,782)	CAD	34	06/29/17	(2)
ArcelorMittal	Morgan Stanley	(47,185)	EUR	239	06/28/17	21
Arista Networks, Inc.	Goldman Sachs	(2,978)	USD	192	09/14/16	10
Arkema SA	Morgan Stanley	(1,382)	EUR	92	06/28/17	—
ARM Holdings PLC	Morgan Stanley	(20,739)	GBP	213	06/28/17	(11)
ARRIS Group, Inc.	Goldman Sachs	(16,996)	USD	480	06/30/16	38
Arthur J. Gallagher & Co.	Goldman Sachs	(249)	USD	11	06/30/16	1
ARYZTA AG	Morgan Stanley	(3,998)	CHF	178	06/28/17	9
Asahi Group Holdings, Ltd.	Goldman Sachs	(2,000)	JPY	7,494	06/30/16	2
Ashtead Group PLC	Morgan Stanley	(1,089)	GBP	11	06/28/17	2
ASML Holding NV	Morgan Stanley	(2,370)	EUR	201	06/28/17	35
AT&T, Inc.	Goldman Sachs	(8,448)	USD	283	06/30/16	15
athenahealth, Inc.	Goldman Sachs	(96)	USD	15	09/14/16	(2)
AusNet Services	Morgan Stanley	(11,362)	AUD	16	06/29/17	—
Autodesk, Inc.	Goldman Sachs	(2,035)	USD	112	06/30/16	(6)
Avago Technologies, Ltd.	Goldman Sachs	(512)	USD	63	10/11/16	—
Avis Budget Group, Inc.	Goldman Sachs	(10,263)	USD	513	08/04/16	(58)
B/E Aerospace, Inc.	Goldman Sachs	(1,316)	USD	62	06/30/16	12
Babcock International Group PLC	Morgan Stanley	(4,202)	GBP	41	06/28/17	9
Ball Corp.	Goldman Sachs	(7,115)	USD	487	06/30/16	26
Banco Popular Espanol, SA	Morgan Stanley	(35,282)	EUR	122	06/28/17	6
Banco Santander, SA	Morgan Stanley	(78,434)	EUR	400	06/28/17	20
BankUnited, Inc.	Goldman Sachs	(2,641)	USD	98	06/30/16	(2)
Barrick Gold Corp.	Morgan Stanley	(11,653)	CAD	117	06/29/17	31
Barry Callebaut AG	Morgan Stanley	(77)	CHF	91	06/28/17	(10)
Bayerische Motoren Werke Aktiengesellschaft	Morgan Stanley	(3,299)	EUR	308	06/28/17	(21)
Becton, Dickinson and Co.	Goldman Sachs	(1,135)	USD	162	06/30/16	(1)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 629

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
BioMarin Pharmaceutical, Inc.	Goldman Sachs	(798)	USD	93	06/30/16	14
Bio-Techne Corp.	Goldman Sachs	(1,467)	USD	129	09/14/16	9
Black Knight Financial Services, Inc.	Goldman Sachs	(1,458)	USD	53	09/14/16	(4)
bluebird bio, Inc.	Goldman Sachs	(1,627)	USD	125	09/14/16	44
Bollore SA	Morgan Stanley	(49,037)	EUR	221	06/28/17	30
BorgWarner, Inc.	Goldman Sachs	(12,443)	USD	533	06/30/16	176
BP PLC	Morgan Stanley	(7,111)	GBP	27	06/28/17	6
Brambles, Ltd.	Morgan Stanley	(6,917)	AUD	72	06/29/17	1
British American Tobacco PLC	Morgan Stanley	(11,670)	GBP	450	06/28/17	(56)
Brookdale Senior Living, Inc.	Goldman Sachs	(7,593)	USD	159	08/04/16	89
Brown-Forman Corp.	Goldman Sachs	(2,751)	USD	292	06/30/16	(15)
Bruker Corp.	Goldman Sachs	(941)	USD	17	09/14/16	—
BTG PLC	Morgan Stanley	(3,267)	GBP	18	06/28/17	—
Bureau Veritas SA	Morgan Stanley	(1,003)	EUR	21	06/28/17	—
Cabela's, Inc.	Goldman Sachs	(2,313)	USD	91	06/30/16	28
Cable & Wireless Communications PLC	Morgan Stanley	(45,386)	GBP	33	06/28/17	(10)
Cabot Oil & Gas Corp.	Goldman Sachs	(8,923)	USD	194	06/30/16	91
CAE, Inc.	Morgan Stanley	(4,259)	CAD	63	06/29/17	2
CaixaBank, SA	Morgan Stanley	(17,563)	EUR	61	06/28/17	4
CalAtlantic Group, Inc.	Goldman Sachs	(990)	USD	38	10/17/16	3
Campbell Soup Co.	Goldman Sachs	(463)	USD	24	06/30/16	(2)
Canadian Natural Resources , Ltd.	Morgan Stanley	(5,494)	CAD	167	06/29/17	(14)
Canadian Pacific Railway, Ltd.	Morgan Stanley	(1,588)	CAD	292	06/29/17	20
Canadian Utilities, Ltd.	Morgan Stanley	(13,878)	CAD	477	06/29/17	18
Canon, Inc.	Goldman Sachs	(1,500)	JPY	5,460	09/14/16	1
Carlsberg A/S	Morgan Stanley	(1,514)	DKK	842	06/28/17	7
CarMax, Inc.	Goldman Sachs	(6,401)	USD	378	06/30/16	58
Carrefour SA	Morgan Stanley	(4,384)	EUR	130	06/28/17	2
Casey's General Stores, Inc.	Goldman Sachs	(336)	USD	36	09/14/16	1
Casino Guichard-Perrachon	Morgan Stanley	(2,180)	EUR	114	06/28/17	9
Catalent, Inc.	Goldman Sachs	(1,956)	USD	52	10/17/16	(4)
Cathay Pacific Airways, Ltd.	Morgan Stanley	(37,000)	HKD	571	06/29/17	19
CBOE Holdings, Inc.	Goldman Sachs	(878)	USD	59	06/30/16	(9)
CDK Global, Inc.	Goldman Sachs	(5,903)	USD	294	06/30/16	34
Cenovus Energy, Inc.	Morgan Stanley	(10,027)	CAD	195	06/29/17	2
Centrica PLC	Morgan Stanley	(3,432)	GBP	8	06/28/17	(1)
CenturyLink, Inc.	Goldman Sachs	(2,102)	USD	59	06/30/16	3
Cerner Corp.	Goldman Sachs	(745)	USD	49	09/14/16	(3)
Cheniere Energy, Inc.	Goldman Sachs	(4,108)	USD	203	06/30/16	65
Cheung Kong Property Holdings , Ltd.	Morgan Stanley	(18,500)	HKD	1,008	06/29/17	8
Chevron Corp.	Goldman Sachs	(330)	USD	30	06/30/16	2
Chipotle Mexican Grill, Inc.	Goldman Sachs	(376)	USD	241	06/30/16	(12)
Chiyoda Corp.	Goldman Sachs	(8,000)	JPY	7,384	09/14/16	(5)
Chocoladefabriken Lindt & Spruengli AG	Morgan Stanley	(11)	CHF	66	06/28/17	(12)
Chugai Pharmaceutical Co., Ltd.	Goldman Sachs	(1,800)	JPY	7,038	06/30/16	5
Ciena Corp.	Goldman Sachs	(2,182)	USD	53	06/30/16	1
Cimarex Energy Co.	Goldman Sachs	(2,116)	USD	250	06/30/16	(11)
Cinemark Holdings, Inc.	Goldman Sachs	(510)	USD	18	06/30/16	3
Citizen Holdings Co., Ltd.	Goldman Sachs	(8,300)	JPY	7,653	09/14/16	(4)
Clean Harbors, Inc.	Goldman Sachs	(336)	USD	16	06/30/16	3
CME Group, Inc.	Goldman Sachs	(2,198)	USD	208	06/30/16	(1)
CNH Industrial NV	Morgan Stanley	(57,866)	EUR	356	06/28/17	110
Cobalt International Energy, Inc.	Goldman Sachs	(25,051)	USD	192	06/30/16	52
Cobham PLC	Morgan Stanley	(47,370)	GBP	131	06/28/17	(5)
Colfax Corp.	Goldman Sachs	(3,002)	USD	81	06/30/16	59
Colgate-Palmolive Co.	Goldman Sachs	(508)	USD	34	06/30/16	—
Columbia Pipeline Group, Inc.	Goldman Sachs	(10,749)	USD	223	06/30/16	24
Comerica, Inc.	Goldman Sachs	(729)	USD	32	06/30/16	7
Commerzbank Aktiengesellschaft	Morgan Stanley	(7,622)	EUR	76	06/28/17	16
CommScope Holding Co., Inc.	Goldman Sachs	(3,051)	USD	99	10/17/16	(4)
CommVault Systems, Inc.	Goldman Sachs	(296)	USD	12	06/30/16	1

See accompanying notes which are an integral part of the financial statements.

630 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
Compagnie de Saint-Gobain SA	Morgan Stanley	(875)	EUR	33	06/28/17	4
Compagnie Financiere Richemont SA	Morgan Stanley	(5,554)	CHF	471	06/28/17	(52)
Compagnie Plastic Omnium SACA	Morgan Stanley	(1,212)	EUR	32	06/28/17	(4)
ConAgra Foods, Inc.	Goldman Sachs	(1,313)	USD	53	06/30/16	4
Concho Resources, Inc.	Goldman Sachs	(2,110)	USD	245	06/30/16	(3)
ConocoPhillips	Goldman Sachs	(2,755)	USD	147	10/11/16	(4)
CONSOL Energy, Inc.	Goldman Sachs	(16,412)	USD	109	06/30/16	226
Constellation Brands, Inc.	Goldman Sachs	(2,736)	USD	369	06/30/16	(32)
Copa Holdings, SA	Goldman Sachs	(775)	USD	39	06/30/16	26
Core Laboratories NV	Goldman Sachs	(2,378)	USD	277	06/30/16	(10)
CoStar Group, Inc.	Goldman Sachs	(735)	USD	149	06/30/16	(4)
Costco Wholesale Corp.	Goldman Sachs	(253)	USD	40	06/30/16	(5)
Covanta Holding Corp.	Goldman Sachs	(5,152)	USD	86	09/14/16	7
Credit Saison Co., Ltd.	Goldman Sachs	(10,300)	JPY	25,760	06/30/16	16
Credit Suisse Group AG	Morgan Stanley	(1,434)	CHF	35	06/28/17	2
Crown Resorts, Ltd.	Morgan Stanley	(9,706)	AUD	111	06/29/17	6
CST Brands, Inc.	Goldman Sachs	(4,516)	USD	162	06/30/16	22
Cullen/Frost Bankers, Inc.	Goldman Sachs	(937)	USD	64	06/30/16	11
Cypress Semiconductor Corp.	Goldman Sachs	(28,012)	USD	295	06/30/16	19
Daikin Industries, Ltd.	Goldman Sachs	(5,700)	JPY	44,688	06/30/16	50
Daiwa Securities Group, Inc.	Goldman Sachs	(4,000)	JPY	3,328	09/14/16	(1)
DaVita HealthCare Partners, Inc.	Goldman Sachs	(4,988)	USD	387	06/30/16	18
Delta Lloyd NV	Morgan Stanley	(1,202)	EUR	9	06/28/17	3
DENSO Corp.	Goldman Sachs	(5,500)	JPY	31,141	06/30/16	4
Devon Energy Corp.	Goldman Sachs	(460)	USD	19	06/30/16	6
DeVry Education Group, Inc.	Goldman Sachs	(1,204)	USD	28	09/14/16	3
DexCom, Inc.	Goldman Sachs	(1,254)	USD	104	09/14/16	1
Diageo PLC	Morgan Stanley	(4,639)	GBP	87	06/28/17	2
Diebold, Inc.	Goldman Sachs	(2,299)	USD	85	09/14/16	(11)
Discovery Communications, Inc.	Goldman Sachs	(7,271)	USD	214	09/14/16	(18)
Dolby Laboratories, Inc.	Goldman Sachs	(1,113)	USD	39	09/14/16	(2)
Dollar Tree, Inc.	Goldman Sachs	(9,923)	USD	650	09/14/16	17
Dominion Resources, Inc.	Goldman Sachs	(15,790)	USD	1,128	06/30/16	(57)
Donaldson Co., Inc.	Goldman Sachs	(1,143)	USD	35	09/14/16	1
Dufry AG	Morgan Stanley	(614)	CHF	71	06/28/17	6
Dunkin' Brands Group, Inc.	Goldman Sachs	(680)	USD	28	06/30/16	9
E*Trade Financial Corp.	Goldman Sachs	(8,611)	USD	245	06/30/16	19
E.ON SE	Morgan Stanley	(21,281)	EUR	204	06/28/17	9
Eagle Materials, Inc.	Goldman Sachs	(2,546)	USD	168	06/30/16	25
Eastman Chemical Co.	Goldman Sachs	(156)	USD	11	06/30/16	1
Ecolab, Inc.	Goldman Sachs	(2,983)	USD	359	06/30/16	(13)
Edenred	Morgan Stanley	(5,073)	EUR	85	06/28/17	1
Edgewell Personal Care Co.	Goldman Sachs	(886)	USD	75	06/30/16	(9)
EDP- Energias de Portugal SA	Morgan Stanley	(11,153)	EUR	38	06/28/17	—
Eldorado Gold Corp.	Morgan Stanley	(7,758)	CAD	35	06/29/17	1
Electricite de France Societe anonyme	Morgan Stanley	(7,008)	EUR	119	06/28/17	30
EMC Corp.	Goldman Sachs	(1,830)	USD	48	06/30/16	1
Enbridge, Inc.	Morgan Stanley	(5,906)	CAD	330	06/29/17	6
Encana Corp.	Morgan Stanley	(9,211)	CAD	92	06/29/17	(4)
Endo International PLC	Goldman Sachs	(5,488)	USD	329	06/30/16	116
Enel Green Power SpA	Morgan Stanley	(32,317)	EUR	62	06/28/17	(3)
Engie	Morgan Stanley	(20,533)	EUR	328	06/28/17	(21)
Envision Healthcare Holdings, Inc.	Goldman Sachs	(14,561)	USD	411	06/30/16	177
EQT Corp.	Goldman Sachs	(1,171)	USD	77	06/30/16	19
Esterline Technologies Corp.	Goldman Sachs	(304)	USD	23	06/30/16	6
Eversource Energy	Goldman Sachs	(4,256)	USD	217	06/30/16	(22)
Express Scripts Holding Co.	Goldman Sachs	(1,295)	USD	112	06/30/16	7
Exxon Mobil Corp.	Goldman Sachs	(182)	USD	15	06/30/16	—
Facebook, Inc.	Goldman Sachs	(1,301)	USD	133	06/30/16	(19)
Fast Retailing Co., Ltd.	Goldman Sachs	(200)	JPY	8,876	10/11/16	9
Fastenal Co.	Goldman Sachs	(4,878)	USD	191	06/30/16	17

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 631

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
FEI Co.	Goldman Sachs	(1,699)	USD	123	06/30/16	21
First Niagara Financial Group, Inc.	Goldman Sachs	(34,091)	USD	353	06/30/16	(23)
First Quantum Minerals, Ltd.	Morgan Stanley	(36,965)	CAD	258	06/29/17	199
FleetCor Technologies, Inc.	Goldman Sachs	(2,604)	USD	377	06/30/16	38
FMC Corp.	Goldman Sachs	(5,929)	USD	241	06/30/16	52
Forest City Enterprises, Inc.	Goldman Sachs	(10,149)	USD	224	06/30/16	9
Fortinet, Inc.	Goldman Sachs	(1,966)	USD	68	06/30/16	14
Fortis, Inc.	Morgan Stanley	(3,694)	CAD	140	06/29/17	(6)
Franco-Nevada Corp.	Morgan Stanley	(526)	CAD	35	06/29/17	(3)
Frank's International NV	Goldman Sachs	(827)	USD	14	10/11/16	(1)
Freeport-McMoRan, Inc.	Goldman Sachs	(4,362)	USD	51	06/30/16	35
Fresenius Medical Care AG & Co. KGaA	Morgan Stanley	(532)	EUR	44	06/28/17	(3)
Frontier Communications Corp.	Goldman Sachs	(56,504)	USD	290	06/30/16	(11)
Fugro NV	Morgan Stanley	(1,310)	EUR	23	06/28/17	—
G4S PLC	Morgan Stanley	(6,924)	GBP	17	06/28/17	4
Galaxy Entertainment Group, Ltd.	Morgan Stanley	(55,000)	HKD	1,466	06/29/17	3
General Electric Co.	Goldman Sachs	(3,802)	USD	110	06/30/16	(8)
Genesee & Wyoming, Inc.	Goldman Sachs	(2,621)	USD	176	06/30/16	20
Gentex Corp.	Goldman Sachs	(6,985)	USD	114	06/30/16	2
Genworth Financial, Inc.	Goldman Sachs	(9,846)	USD	46	08/04/16	24
Getinge AB	Morgan Stanley	(1,451)	SEK	310	06/28/17	(2)
Gildan Activewear, Inc.	Morgan Stanley	(8,919)	CAD	335	06/29/17	29
Global Logistic Properties, Ltd.	Morgan Stanley	(16,100)	SGD	36	06/30/17	(2)
Golar LNG, Ltd.	Goldman Sachs	(4,786)	USD	139	06/30/16	86
Goldcorp, Inc.	Morgan Stanley	(6,567)	CAD	110	06/29/17	18
Golden Agri-Resources Ltd	Morgan Stanley	(160,100)	SGD	62	06/30/17	2
Graphic Packaging Holding Co.	Goldman Sachs	(5,171)	USD	73	09/14/16	(1)
Greif, Inc.	Goldman Sachs	(930)	USD	30	09/14/16	1
Halliburton Co.	Goldman Sachs	(8,471)	USD	325	06/30/16	25
Hancock Holding Co.	Goldman Sachs	(2,170)	USD	60	06/30/16	11
Hanesbrands, Inc.	Goldman Sachs	(5,431)	USD	173	06/30/16	(8)
Hargreaves Lansdown PLC	Morgan Stanley	(32,285)	GBP	466	06/28/17	(122)
Harley-Davidson, Inc.	Goldman Sachs	(6,313)	USD	312	06/30/16	48
Harris Corp.	Goldman Sachs	(2,731)	USD	216	09/14/16	(10)
Hasbro, Inc.	Goldman Sachs	(145)	USD	11	06/30/16	—
Helmerich & Payne, Inc.	Goldman Sachs	(5,042)	USD	284	06/30/16	49
Henry Schein, Inc.	Goldman Sachs	(401)	USD	61	06/30/16	(3)
Hertz Global Holdings, Inc.	Goldman Sachs	(29,882)	USD	583	06/30/16	(16)
Hexagon AB	Morgan Stanley	(1,093)	SEK	324	06/28/17	1
Hexcel Corp.	Goldman Sachs	(8,387)	USD	388	06/30/16	26
Hirose Electric Co., Ltd.	Goldman Sachs	(300)	JPY	4,428	06/30/16	7
Hitachi, Ltd.	Goldman Sachs	(10,000)	JPY	7,029	06/30/16	(2)
HKT Trust and HKT, Ltd.	Morgan Stanley	(221,000)	HKD	2,053	06/29/17	(2)
HNI Corp.	Goldman Sachs	(243)	USD	10	09/14/16	1
Hologic, Inc.	Goldman Sachs	(1,524)	USD	59	06/30/16	(1)
Honda Motor Co., Ltd.	Goldman Sachs	(11,900)	JPY	48,124	06/30/16	(3)
Honeywell International, Inc.	Goldman Sachs	(824)	USD	85	09/14/16	(3)
Husky Energy, Inc.	Morgan Stanley	(16,091)	CAD	284	06/29/17	79
Hutchison Port Holdings Trust	Morgan Stanley	(44,300)	USD	25	06/29/17	4
Hysan Development Co., Ltd.	Morgan Stanley	(4,000)	HKD	138	06/29/17	(1)
IDEXX Laboratories, Inc.	Goldman Sachs	(7,530)	USD	517	06/30/16	(35)
IHI Corp.	Goldman Sachs	(105,000)	JPY	36,120	06/30/16	166
IHS, Inc.	Goldman Sachs	(1,186)	USD	142	06/30/16	15
Iliad SA	Morgan Stanley	(51)	EUR	10	06/28/17	1
Illumina, Inc.	Goldman Sachs	(3,703)	USD	531	06/30/16	239
Imperial Oil, Ltd.	Morgan Stanley	(3,724)	CAD	162	06/29/17	11
Incyte Corp.	Goldman Sachs	(2,031)	USD	239	06/30/16	(5)
Infineon Technologies AG	Morgan Stanley	(22,921)	EUR	257	06/28/17	15
Inmarsat PLC	Morgan Stanley	(1,533)	GBP	15	06/28/17	(2)
Insurance Australia Group, Ltd.	Morgan Stanley	(12,223)	AUD	69	06/29/17	—
Intersil Corp.	Goldman Sachs	(3,106)	USD	42	09/14/16	(7)

See accompanying notes which are an integral part of the financial statements.

632 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
Intertek Group PLC	Morgan Stanley	(2,736)	GBP	72	06/28/17	(8)
Intuitive Surgical, Inc.	Goldman Sachs	(206)	USD	102	06/30/16	—
IPG Photonics Corp.	Goldman Sachs	(1,283)	USD	106	06/30/16	2
Isetan Mitsukoshi Holdings, Ltd.	Goldman Sachs	(9,700)	JPY	18,964	06/30/16	25
Isis Pharmaceuticals, Inc.	Goldman Sachs	(750)	USD	36	09/14/16	4
ITC Holdings Corp.	Goldman Sachs	(3,127)	USD	102	06/30/16	(1)
J Sainsbury PLC	Morgan Stanley	(21,063)	GBP	56	06/28/17	(2)
J. B. Hunt Transport Services, Inc.	Goldman Sachs	(2,157)	USD	165	06/30/16	16
Japan Airport Terminal Co., Ltd.	Goldman Sachs	(800)	JPY	5,280	10/11/16	(7)
Japan Display, Inc.	Goldman Sachs	(32,000)	JPY	12,224	06/30/16	6
Japan Tobacco, Inc.	Goldman Sachs	(6,400)	JPY	26,950	06/30/16	11
Jarden Corp.	Goldman Sachs	(4,325)	USD	194	06/30/16	40
Jardine Matheson Holdings, Ltd.	Morgan Stanley	(200)	USD	11	06/29/17	—
Jazz Pharmaceuticals PLC	Goldman Sachs	(1,239)	USD	170	06/30/16	48
JGC Corp.	Goldman Sachs	(16,000)	JPY	30,784	06/30/16	60
Johnson Controls, Inc.	Goldman Sachs	(930)	USD	42	06/30/16	—
Joy Global, Inc.	Goldman Sachs	(747)	USD	13	06/30/16	15
Kansas City Southern	Goldman Sachs	(5,743)	USD	475	06/30/16	61
KAR Auction Services, Inc.	Goldman Sachs	(624)	USD	24	06/30/16	—
Kate Spade & Co.	Goldman Sachs	(957)	USD	17	08/04/16	2
KBR, Inc.	Goldman Sachs	(7,379)	USD	136	06/30/16	11
Keppel Corp., Ltd.	Morgan Stanley	(56,300)	SGD	399	06/30/17	42
Keurig Green Mountain, Inc.	Goldman Sachs	(2,905)	USD	147	06/30/16	79
Kikkoman Corp.	Goldman Sachs	(2,000)	JPY	7,630	06/30/16	—
Kinder Morgan, Inc.	Goldman Sachs	(10,583)	USD	289	06/30/16	117
Kintetsu Group Holdings Co.,Ltd.	Goldman Sachs	(67,000)	JPY	31,423	06/30/16	(28)
Kirby Corp.	Goldman Sachs	(1,591)	USD	104	06/30/16	19
Kirin Holdings Co., Ltd.	Goldman Sachs	(9,900)	JPY	17,038	06/30/16	—
KLX, Inc.	Goldman Sachs	(7,168)	USD	280	06/30/16	40
Komatsu, Ltd.	Goldman Sachs	(9,200)	JPY	18,418	06/30/16	35
Koninklijke Philips NV	Morgan Stanley	(2,248)	EUR	55	06/28/17	(3)
Kosmos Energy Ltd.	Goldman Sachs	(7,851)	USD	54	09/14/16	(2)
Kubota Corp.	Goldman Sachs	(9,000)	JPY	17,019	06/30/16	5
Kyocera Corp.	Goldman Sachs	(800)	JPY	4,402	06/30/16	7
Kyushu Electric Power Co., Inc.	Goldman Sachs	(52,700)	JPY	77,364	06/30/16	(23)
Laboratory Corp. of America Holdings	Goldman Sachs	(3,020)	USD	371	06/30/16	(4)
Ladbrokes PLC	Morgan Stanley	(89,207)	GBP	94	06/28/17	38
LafargeHolcim, Ltd.	Morgan Stanley	(5,010)	CHF	279	06/28/17	7
Lam Research Corp.	Goldman Sachs	(154)	USD	12	06/30/16	1
Las Vegas Sands Corp.	Goldman Sachs	(2,196)	USD	109	06/30/16	4
Lennar Corp.	Goldman Sachs	(3,072)	USD	154	06/30/16	5
Leucadia National Corp.	Goldman Sachs	(7,963)	USD	159	09/14/16	4
Level 3 Communications, Inc.	Goldman Sachs	(16,372)	USD	834	06/30/16	9
Liberty Broadband Corp.	Goldman Sachs	(1,251)	USD	67	09/14/16	2
Liberty Global PLC	Goldman Sachs	(1,585)	USD	71	09/14/16	3
Linear Technology Corp.	Goldman Sachs	(4,188)	USD	186	09/14/16	(15)
LinkedIn Corp.	Goldman Sachs	(327)	USD	79	06/30/16	(8)
Lions Gate Entertainment Corp.	Goldman Sachs	(4,746)	USD	185	06/30/16	(7)
Live Nation Entertainment, Inc.	Goldman Sachs	(5,124)	USD	140	09/14/16	(10)
Loews Corp.	Goldman Sachs	(18,089)	USD	660	06/30/16	41
Louisiana-Pacific Corp.	Goldman Sachs	(28,669)	USD	506	06/30/16	(15)
lululemon athletica, Inc.	Goldman Sachs	(1,503)	USD	74	06/30/16	27
Lumentum Holdings, Inc.	Goldman Sachs	(1,099)	USD	16	06/30/16	(5)
M&T Bank Corp.	Goldman Sachs	(1,416)	USD	170	06/30/16	10
M.D.C. Holdings, Inc.	Goldman Sachs	(3,334)	USD	87	06/30/16	16
Macquarie Infrastructure Corp.	Goldman Sachs	(998)	USD	79	09/14/16	(1)
Makita Corp.	Goldman Sachs	(1,800)	JPY	12,006	06/30/16	3
Marathon Oil Corp.	Goldman Sachs	(4,744)	USD	87	10/11/16	(3)
Marsh & McLennan Companies, Inc.	Goldman Sachs	(487)	USD	27	06/30/16	1
Martin Marietta Materials, Inc.	Goldman Sachs	(3,046)	USD	473	06/30/16	(26)
Marui Group Co., Ltd.	Goldman Sachs	(41,900)	JPY	65,909	06/30/16	41

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 633

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
MasterCard, Inc.	Goldman Sachs	(1,538)	USD	152	06/30/16	(7)
Mattel, Inc.	Goldman Sachs	(19,198)	USD	472	06/30/16	(12)
MDU Resources Group, Inc.	Goldman Sachs	(30,581)	USD	577	06/30/16	27
MEDNAX, Inc.	Goldman Sachs	(3,706)	USD	261	06/30/16	18
Medtronic PLC	Goldman Sachs	(805)	USD	60	06/30/16	1
Memorial Resource Development Corp.	Goldman Sachs	(6,505)	USD	115	09/14/16	10
Methanex Corp.	Morgan Stanley	(2,137)	CAD	111	06/29/17	30
Mettler-Toledo International, Inc.	Goldman Sachs	(265)	USD	82	09/14/16	(4)
MGM China Holdings, Ltd.	Morgan Stanley	(129,200)	HKD	1,468	06/29/17	25
MGM Resorts International	Goldman Sachs	(11,495)	USD	267	06/30/16	(55)
Minebea Co., Ltd.	Goldman Sachs	(17,000)	JPY	22,882	06/30/16	84
Mitsubishi Heavy Industries, Ltd.	Goldman Sachs	(8,000)	JPY	4,913	06/30/16	9
Mitsubishi Logistics Corp.	Goldman Sachs	(2,000)	JPY	3,492	09/14/16	(5)
Mitsui O.S.K. Lines, Ltd.	Goldman Sachs	(148,000)	JPY	48,100	06/30/16	45
Mohawk Industries, Inc.	Goldman Sachs	(121)	USD	24	09/14/16	1
Monster Beverage Corp.	Goldman Sachs	(4,578)	USD	624	06/30/16	1
MSC Industrial Direct Co., Inc.	Goldman Sachs	(2,409)	USD	151	06/30/16	19
Mylan NV	Goldman Sachs	(6,057)	USD	267	09/14/16	17
National Fuel Gas Co.	Goldman Sachs	(6,819)	USD	358	06/30/16	50
National Oilwell Varco, Inc.	Goldman Sachs	(2,896)	USD	109	06/30/16	29
Netflix, Inc.	Goldman Sachs	(647)	USD	70	06/30/16	(4)
NetSuite, Inc.	Goldman Sachs	(4,387)	USD	373	06/30/16	26
Newell Rubbermaid, Inc.	Goldman Sachs	(5,271)	USD	224	06/30/16	(1)
NGK Insulators, Ltd.	Goldman Sachs	(4,000)	JPY	10,544	06/30/16	20
NGK Spark Plug Co., Ltd.	Goldman Sachs	(12,800)	JPY	38,029	06/30/16	37
Nidec Corp.	Goldman Sachs	(3,800)	JPY	34,857	06/30/16	(8)
Nielsen Holdings PLC	Goldman Sachs	(11,361)	USD	540	06/30/16	(13)
Nikon Corp.	Goldman Sachs	(1,800)	JPY	2,830	09/14/16	(1)
Nippon Paint Holdings Co., Ltd.	Goldman Sachs	(7,100)	JPY	18,297	06/30/16	39
Nissan Motor Co., Ltd.	Goldman Sachs	(10,500)	JPY	13,298	09/14/16	(14)
Noble Energy, Inc.	Goldman Sachs	(3,889)	USD	139	06/30/16	31
Nokia OYJ	Morgan Stanley	(3,020)	EUR	20	06/28/17	(2)
Nomura Holdings, Inc.	Goldman Sachs	(9,400)	JPY	7,197	09/14/16	(3)
Nordson Corp.	Goldman Sachs	(961)	USD	68	09/14/16	(5)
Nordstrom, Inc.	Goldman Sachs	(2,382)	USD	155	06/30/16	14
NorthStar Asset Management Group, Inc.	Goldman Sachs	(3,497)	USD	51	09/14/16	7
Norwegian Cruise Line Holdings, Ltd.	Goldman Sachs	(1,201)	USD	76	06/30/16	(8)
NRG Energy, Inc.	Goldman Sachs	(17,369)	USD	224	06/30/16	190
Ocado Group PLC	Morgan Stanley	(8,371)	GBP	32	06/28/17	(5)
Occidental Petroleum Corp.	Goldman Sachs	(3,947)	USD	294	06/30/16	13
Odakyu Electric Railway Co., Ltd.	Goldman Sachs	(13,000)	JPY	15,444	06/30/16	(3)
OGE Energy Corp.	Goldman Sachs	(3,551)	USD	101	06/30/16	—
Old Mutual PLC	Morgan Stanley	(53,984)	GBP	115	06/28/17	(4)
Olympus Corp.	Goldman Sachs	(3,300)	JPY	13,547	06/30/16	7
Omnicom Group, Inc.	Goldman Sachs	(1,385)	USD	104	06/30/16	(5)
ONEOK, Inc.	Goldman Sachs	(5,910)	USD	200	06/30/16	30
O'Reilly Automotive, Inc.	Goldman Sachs	(85)	USD	23	06/30/16	(4)
Oriental Land Co., Ltd.	Goldman Sachs	(3,200)	JPY	23,622	10/11/16	(7)
Oshkosh Corp.	Goldman Sachs	(1,115)	USD	46	06/30/16	—
Owens-Illinois, Inc.	Goldman Sachs	(3,687)	USD	79	06/30/16	7
Palo Alto Networks, Inc.	Goldman Sachs	(2,061)	USD	332	06/30/16	31
Pandora Media, Inc.	Goldman Sachs	(1,537)	USD	18	06/30/16	7
PAREXEL International Corp.	Goldman Sachs	(1,113)	USD	70	10/17/16	(2)
Patterson-UTI Energy, Inc.	Goldman Sachs	(15,604)	USD	232	06/30/16	35
PBF Energy, Inc.	Goldman Sachs	(1,231)	USD	42	09/14/16	(4)
Penske Automotive Group, Inc.	Goldman Sachs	(292)	USD	14	09/14/16	1
Pentair PLC	Goldman Sachs	(987)	USD	55	09/14/16	(2)
People's United Financial, Inc.	Goldman Sachs	(17,232)	USD	275	06/30/16	7
PerkinElmer, Inc.	Goldman Sachs	(7,339)	USD	379	06/30/16	18
Pernod Ricard SA	Morgan Stanley	(2,702)	EUR	290	06/28/17	3
Petrofac, Ltd.	Morgan Stanley	(3,731)	GBP	31	06/28/17	6

See accompanying notes which are an integral part of the financial statements.

634 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
Peyto Exploration & Development Corp.	Morgan Stanley	(968)	CAD	26	06/29/17	3
Platform Specialty Products Corp.	Goldman Sachs	(14,959)	USD	156	09/14/16	68
Polaris Industries, Inc.	Goldman Sachs	(1,724)	USD	194	06/30/16	66
Post Holdings, Inc.	Goldman Sachs	(2,723)	USD	175	06/30/16	(31)
Potash Corp. of Saskatchewan, Inc.	Morgan Stanley	(2,720)	CAD	72	06/29/17	25
PPL Corp.	Goldman Sachs	(338)	USD	12	06/30/16	(2)
Praxair, Inc.	Goldman Sachs	(1,650)	USD	183	06/30/16	18
Precision Drilling Corp.	Morgan Stanley	(13,089)	CAD	68	06/29/17	16
Premier, Inc.	Goldman Sachs	(860)	USD	29	10/17/16	2
Prosperity Bancshares, Inc.	Goldman Sachs	(542)	USD	28	06/30/16	4
PulteGroup, Inc.	Goldman Sachs	(1,471)	USD	27	09/14/16	4
QBE Insurance Group, Ltd.	Morgan Stanley	(2,387)	AUD	32	06/29/17	1
Qiagen NV	Goldman Sachs	(5,786)	USD	140	09/14/16	12
Qorvo, Inc.	Goldman Sachs	(1,221)	USD	54	06/30/16	46
QUALCOMM, Inc.	Goldman Sachs	(4,100)	USD	244	06/30/16	23
Questar Corp.	Goldman Sachs	(7,931)	USD	164	06/30/16	3
Ramsay Health Care Ltd.	Morgan Stanley	(681)	AUD	42	06/29/17	(1)
Range Resources Corp.	Goldman Sachs	(9,034)	USD	275	06/30/16	129
REA Group Ltd.	Morgan Stanley	(427)	AUD	21	06/29/17	(1)
Regal Beloit Corp.	Goldman Sachs	(1,639)	USD	105	06/30/16	16
Regeneron Pharmaceuticals, Inc.	Goldman Sachs	(1,165)	USD	649	06/30/16	(47)
Remy Cointreau SA	Morgan Stanley	(640)	EUR	41	06/28/17	(2)
Renault SA	Morgan Stanley	(1,752)	EUR	150	06/28/17	24
Restaurant Brands International, Inc.	Goldman Sachs	(6,487)	USD	261	06/30/16	(8)
Restaurant Brands International, Inc.	Morgan Stanley	(1,000)	CAD	52	06/29/17	(3)
Reynolds American, Inc.	Goldman Sachs	(7,604)	USD	367	06/30/16	(76)
Rice Energy, Inc.	Goldman Sachs	(11,021)	USD	168	06/30/16	63
Ricoh Co., Ltd.	Goldman Sachs	(71,900)	JPY	94,117	06/30/16	(34)
Rinnai Corp.	Goldman Sachs	(800)	JPY	7,704	06/30/16	2
Rite Aid Corp.	Goldman Sachs	(4,679)	USD	37	10/11/16	(7)
Rockwell Collins, Inc.	Goldman Sachs	(774)	USD	67	06/30/16	6
Rogers Communications, Inc.	Morgan Stanley	(9,229)	CAD	480	06/29/17	(60)
Rollins, Inc.	Goldman Sachs	(886)	USD	24	10/17/16	1
Rolls-Royce Holdings PLC	Morgan Stanley	(24,788)	GBP	170	06/28/17	55
Rolls-Royce Holdings PLC	Morgan Stanley	(2,297,847)	GBP	2	06/28/17	(4)
Roper Technologies, Inc.	Goldman Sachs	(1,287)	USD	240	06/30/16	(13)
Rotork PLC	Morgan Stanley	(5,978)	GBP	11	06/28/17	4
Royal Caribbean Cruises, Ltd.	Goldman Sachs	(1,195)	USD	118	06/30/16	(22)
RPM International, Inc.	Goldman Sachs	(1,151)	USD	53	06/30/16	5
RSA Insurance Group PLC	Morgan Stanley	(20,401)	GBP	86	06/28/17	(4)
RWE Aktiengesellschaft	Morgan Stanley	(21,316)	EUR	270	06/28/17	(14)
Ryder System, Inc.	Goldman Sachs	(571)	USD	41	06/30/16	10
salesforce.com, Inc.	Goldman Sachs	(2,473)	USD	192	06/30/16	(12)
Samsonite International SA	Morgan Stanley	(56,100)	HKD	1,287	06/29/17	28
SanDisk Corp.	Goldman Sachs	(3,898)	USD	300	09/14/16	(75)
Sands China, Ltd.	Morgan Stanley	(9,200)	HKD	259	06/29/17	—
SBA Communications Corp.	Goldman Sachs	(5,448)	USD	648	06/30/16	(10)
SBM Offshore NV	Morgan Stanley	(3,094)	EUR	39	06/28/17	(4)
Schibsted ASA	Morgan Stanley	(9,202)	NOK	2,623	06/28/17	(40)
Schneider Electric SE	Morgan Stanley	(1,752)	EUR	97	06/28/17	20
Sealed Air Corp.	Goldman Sachs	(3,342)	USD	164	06/30/16	11
Seattle Genetics, Inc.	Goldman Sachs	(4,296)	USD	178	06/30/16	18
SEEK, Ltd.	Morgan Stanley	(145,165)	AUD	1,862	06/29/17	108
SEIBU Holdings, Inc.	Goldman Sachs	(19,000)	JPY	46,759	06/30/16	80
Sempra Energy	Goldman Sachs	(1,020)	USD	104	06/30/16	(3)
Sensata Technologies Holding NV	Goldman Sachs	(19,394)	USD	933	06/30/16	89
Serco Group PLC	Morgan Stanley	(53,279)	GBP	50	06/28/17	20
ServiceMaster Global Holdings, Inc.	Goldman Sachs	(922)	USD	33	10/11/16	(1)
ServiceNow, Inc.	Goldman Sachs	(2,952)	USD	241	06/30/16	(14)
SGS SA	Morgan Stanley	(36)	CHF	68	06/28/17	(7)
Shimano, Inc.	Goldman Sachs	(100)	JPY	1,918	10/11/16	—

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 635

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
Shiseido Co., Ltd.	Goldman Sachs	(11,000)	JPY	31,801	06/30/16	(11)
Siemens Aktiengesellschaft	Morgan Stanley	(2,513)	EUR	230	06/28/17	9
Signature Bank	Goldman Sachs	(1,072)	USD	160	06/30/16	(1)
Signature Metals, Ltd.	Morgan Stanley	(4,371)	GBP	151	06/28/17	(32)
Signet Jewelers, Ltd.	Goldman Sachs	(1,209)	USD	182	06/30/16	(24)
Silicon Laboratories, Inc.	Goldman Sachs	(919)	USD	46	09/14/16	(6)
Silver Wheaton Corp.	Morgan Stanley	(12,606)	CAD	224	06/29/17	19
Singapore Post, Ltd.	Morgan Stanley	(8,100)	SGD	15	06/30/17	(1)
Sirius XM Holdings, Inc.	Goldman Sachs	(65,377)	USD	267	06/30/16	(16)
Six Flags Entertainment Corp.	Goldman Sachs	(631)	USD	33	10/11/16	(3)
SLM Corp.	Goldman Sachs	(1,449)	USD	10	10/17/16	—
SoftBank Group Corp.	Goldman Sachs	(7,600)	JPY	51,657	06/30/16	38
Sohgo Security Services Co., Ltd.	Goldman Sachs	(800)	JPY	4,696	10/11/16	(1)
Sotheby's	Goldman Sachs	(6,952)	USD	241	06/30/16	79
South32 Ltd.	Morgan Stanley	(10,638)	AUD	16	06/29/17	(1)
Southwestern Energy Co.	Goldman Sachs	(9,377)	USD	104	06/30/16	75
Spectra Energy Corp.	Goldman Sachs	(12,126)	USD	346	06/30/16	50
Spectrum Brands Holdings, Inc.	Goldman Sachs	(4,349)	USD	417	06/30/16	23
Spirit Airlines, Inc.	Goldman Sachs	(3,357)	USD	125	06/30/16	86
Splunk, Inc.	Goldman Sachs	(4,685)	USD	263	06/30/16	50
Sports Direct International PLC	Morgan Stanley	(1,281)	GBP	9	06/28/17	1
Sprint Corp.	Goldman Sachs	(70,951)	USD	336	06/30/16	(77)
Sprouts Farmers Market, Inc.	Goldman Sachs	(26,804)	USD	546	06/30/16	199
St. James's Place PLC	Morgan Stanley	(1,644)	GBP	16	06/28/17	(1)
Standard Life PLC	Morgan Stanley	(29,392)	GBP	124	06/28/17	16
Stanley Electric Co., Ltd.	Goldman Sachs	(1,700)	JPY	3,951	06/30/16	3
Stericycle, Inc.	Goldman Sachs	(5,318)	USD	645	06/30/16	76
Subsea 7 SA	Morgan Stanley	(2,560)	NOK	170	06/28/17	—
Suez Environnement Co. SA	Morgan Stanley	(4,021)	EUR	70	06/28/17	2
Sulzer AG	Morgan Stanley	(707)	CHF	69	06/28/17	2
Sumco Corp.	Goldman Sachs	(41,500)	JPY	50,962	06/30/16	126
Sumitomo Dainippon Pharma Co., Ltd.	Goldman Sachs	(3,900)	JPY	5,238	09/14/16	(3)
Sumitomo Metal Mining Co., Ltd.	Goldman Sachs	(1,000)	JPY	1,511	09/14/16	—
Suncor Energy, Inc.	Morgan Stanley	(3,182)	CAD	124	06/29/17	(10)
SunEdison, Inc.	Goldman Sachs	(37,592)	USD	274	08/04/16	100
SunPower Corp.	Goldman Sachs	(594)	USD	16	06/30/16	2
Suntory Beverage & Food, Ltd.	Goldman Sachs	(2,800)	JPY	13,748	06/30/16	1
SVB Financial Group	Goldman Sachs	(558)	USD	68	06/30/16	14
Swire Properties, Ltd.	Morgan Stanley	(20,600)	HKD	481	06/29/17	2
Synaptics, Inc.	Goldman Sachs	(178)	USD	15	10/17/16	—
Synovus Financial Corp.	Goldman Sachs	(2,519)	USD	80	06/30/16	(1)
Sysmex Corp.	Goldman Sachs	(800)	JPY	5,576	06/30/16	3
Takashimaya Co., Ltd.	Goldman Sachs	(8,000)	JPY	8,696	09/14/16	(7)
Targa Resources Corp.	Goldman Sachs	(5,270)	USD	301	06/30/16	168
Technip SA	Morgan Stanley	(3,384)	EUR	161	06/28/17	—
Techtronic Industries Co., Ltd.	Morgan Stanley	(26,000)	HKD	740	06/29/17	(8)
Teck Resources, Ltd.	Morgan Stanley	(12,447)	CAD	95	06/29/17	30
Teekay Corp.	Goldman Sachs	(5,637)	USD	181	06/30/16	63
Telecom Italia SpA	Morgan Stanley	(15,851)	EUR	20	06/28/17	(2)
Telefonica Deutschland Holding AG	Morgan Stanley	(7,149)	EUR	42	06/28/17	(3)
Tempur Sealy International, Inc.	Goldman Sachs	(3,189)	USD	248	06/30/16	(20)
Tenaris SA	Morgan Stanley	(33,811)	EUR	386	06/28/17	28
Tenet Healthcare Corp.	Goldman Sachs	(6,345)	USD	199	06/30/16	166
TerraForm Power, Inc.	Goldman Sachs	(7,710)	USD	141	10/17/16	5
Terumo Corp.	Goldman Sachs	(12,300)	JPY	44,403	06/30/16	(64)
Tesco PLC	Morgan Stanley	(171,883)	GBP	315	06/28/17	90
Tesla Motors, Inc.	Goldman Sachs	(3,523)	USD	729	06/30/16	189
The ADT Corp.	Goldman Sachs	(8,614)	USD	285	06/30/16	3
The Charles Schwab Corp.	Goldman Sachs	(21,723)	USD	663	06/30/16	63
The Chugoku Electric Power Co., Inc.	Goldman Sachs	(7,100)	JPY	13,021	06/30/16	(4)
The Cooper Companies, Inc.	Goldman Sachs	(1,622)	USD	247	06/30/16	40

See accompanying notes which are an integral part of the financial statements.

636 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Shares	Amount		Date	$
The Hain Celestial Group, Inc.	Goldman Sachs	(4,605)	USD	230	06/30/16	78
The Hong Kong and China Gas Co., Ltd.	Morgan Stanley	(222,000)	HKD	3,494	06/29/17	8
The Howard Hughes Corp.	Goldman Sachs	(1,647)	USD	204	06/30/16	22
The J. M. Smucker Co.	Goldman Sachs	(2,269)	USD	266	06/30/16	(15)
The Kansai Electric Power Co., Inc.	Goldman Sachs	(7,200)	JPY	11,218	06/30/16	(12)
The Manitowoc Co., Inc.	Goldman Sachs	(1,446)	USD	22	10/11/16	1
The Middleby Corp.	Goldman Sachs	(864)	USD	101	09/14/16	(6)
The Priceline Group, Inc.	Goldman Sachs	(50)	USD	73	06/30/16	(16)
The Royal Bank of Scotland Group PLC	Morgan Stanley	(2,304)	GBP	7	06/28/17	2
The Southern Co.	Goldman Sachs	(3,505)	USD	158	06/30/16	(12)
The Swatch Group AG	Morgan Stanley	(1,175)	CHF	455	06/28/17	(11)
The Ultimate Software Group, Inc.	Goldman Sachs	(1,698)	USD	347	06/30/16	(63)
The Valspar Corp.	Goldman Sachs	(485)	USD	39	09/14/16	(3)
The Walt Disney Co.	Goldman Sachs	(670)	USD	76	06/30/16	—
The Weir Group PLC	Morgan Stanley	(4,989)	GBP	53	06/28/17	49
The WhiteWave Foods Co.	Goldman Sachs	(1,436)	USD	59	06/30/16	10
ThyssenKrupp AG	Morgan Stanley	(690)	EUR	13	06/28/17	5
Tiffany & Co.	Goldman Sachs	(928)	USD	77	06/30/16	11
T-Mobile US, Inc.	Goldman Sachs	(5,779)	USD	219	06/30/16	11
Toshiba Corp.	Goldman Sachs	(98,000)	JPY	33,624	06/30/16	64
TOTAL SA	Morgan Stanley	(2,150)	EUR	95	06/28/17	(12)
TOTO, Ltd.	Goldman Sachs	(4,000)	JPY	16,520	06/30/16	14
Tourmaline Oil Corp.	Morgan Stanley	(2,554)	CAD	69	06/29/17	12
Toyo Seikan Group Holdings, Ltd.	Goldman Sachs	(2,100)	JPY	4,939	09/14/16	(7)
Toyota Industries Corp.	Goldman Sachs	(4,500)	JPY	28,845	06/30/16	27
Toyota Motor Corp.	Goldman Sachs	(2,500)	JPY	18,673	09/14/16	(3)
TransAlta Corp.	Morgan Stanley	(2,467)	CAD	15	06/29/17	1
TransCanada Corp.	Morgan Stanley	(6,691)	CAD	294	06/29/17	24
TransDigm Group, Inc.	Goldman Sachs	(2,757)	USD	606	06/30/16	25
TreeHouse Foods, Inc.	Goldman Sachs	(4,316)	USD	370	06/30/16	(37)
TRI Pointe Group, Inc.	Goldman Sachs	(4,327)	USD	56	10/17/16	6
Trimble Navigation, Ltd.	Goldman Sachs	(4,404)	USD	100	06/30/16	(11)
TripAdvisor, Inc.	Goldman Sachs	(3,555)	USD	298	06/30/16	(18)
Tryg A/S	Morgan Stanley	(1,086)	DKK	132	06/28/17	3
Twitter, Inc.	Goldman Sachs	(15,188)	USD	432	06/30/16	59
UCB SA	Morgan Stanley	(649)	EUR	51	06/28/17	(9)
UGI Corp.	Goldman Sachs	(695)	USD	25	10/11/16	(1)
Ulta Salon, Cosmetics & Fragrance, Inc.	Goldman Sachs	(173)	USD	30	06/30/16	(3)
Under Armour, Inc.	Goldman Sachs	(5,060)	USD	481	06/30/16	(47)
Unicharm Corp.	Goldman Sachs	(21,100)	JPY	54,755	06/30/16	61
United Natural Foods, Inc.	Goldman Sachs	(2,598)	USD	131	06/30/16	36
United Rentals, Inc.	Goldman Sachs	(2,280)	USD	171	06/30/16	34
Urban Outfitters, Inc.	Goldman Sachs	(1,544)	USD	44	06/30/16	11
USG Corp.	Goldman Sachs	(24,722)	USD	583	06/30/16	113
Valeant Pharmaceuticals International, Inc.	Morgan Stanley	(1,725)	CAD	211	06/29/17	240
Value Partners Group, Ltd.	Morgan Stanley	(37,000)	HKD	306	06/29/17	2
Vantiv, Inc.	Goldman Sachs	(1,410)	USD	71	06/30/16	(16)
Veeva Systems, Inc.	Goldman Sachs	(1,657)	USD	42	10/11/16	(2)
VeriFone Systems, Inc.	Goldman Sachs	(3,646)	USD	110	06/30/16	19
Verisk Analytics, Inc.	Goldman Sachs	(2,287)	USD	164	09/14/16	14
Vermilion Energy, Inc.	Morgan Stanley	(3,058)	CAD	141	06/29/17	10
Vertex Pharmaceuticals, Inc.	Goldman Sachs	(1,376)	USD	172	06/30/16	5
Viavi Solutions, Inc.	Goldman Sachs	(14,382)	USD	86	06/30/16	59
Visa, Inc.	Goldman Sachs	(6,583)	USD	511	06/30/16	(58)
Vista Outdoor, Inc.	Goldman Sachs	(1,038)	USD	46	09/14/16	—
Visteon Corp.	Goldman Sachs	(1,580)	USD	172	08/04/16	(16)
Volkswagen Aktiengesellschaft	Morgan Stanley	(1,445)	EUR	158	06/28/17	97
Vulcan Materials Co.	Goldman Sachs	(1,356)	USD	131	06/30/16	(14)
W. R. Grace & Co.	Goldman Sachs	(1,831)	USD	184	06/30/16	4
WABCO Holdings, Inc.	Goldman Sachs	(444)	USD	50	06/30/16	2
Walgreens Boots Alliance, Inc.	Goldman Sachs	(2,159)	USD	183	06/30/16	4

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 637

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands (except shares)
					Notional		Termination	Fair Value
Underlying Reference Entity			Counterparty	Shares	Amount		Date	$
Waste Connections, Inc.		Goldman Sachs		(1,469)	USD	80	06/30/16	(9)
Weatherford International PLC		Goldman Sachs		(15,335)	USD	157	09/14/16	(10)
WEC Energy Group, Inc.		Goldman Sachs		(14,428)	USD	744	06/30/16	(14)
WellCare Health Plans, Inc.		Goldman Sachs		(2,902)	USD	257	06/30/16	(1)
Westpac Banking Corp.		Morgan Stanley		(8,047)	AUD	253	06/29/17	9
Westpac Banking Corp.		Morgan Stanley		(349)	AUD	2	06/29/17	(1)
WEX, Inc.		Goldman Sachs		(460)	USD	41	06/30/16	12
Whiting Petroleum Corp.		Goldman Sachs		(718)	USD	12	06/30/16	5
Willis Group Holdings PLC		Goldman Sachs		(816)	USD	36	06/30/16	2
Wirecard AG		Morgan Stanley		(4,200)	EUR	197	06/28/17	(54)
WisdomTree Investments, Inc.		Goldman Sachs		(20,453)	USD	393	09/14/16	(45)
Woolworths, Ltd.		Morgan Stanley		(3,573)	AUD	86	06/29/17	9
Workday, Inc.		Goldman Sachs		(2,085)	USD	165	06/30/16	(1)
Wynn Macau, Ltd.		Morgan Stanley		(12,400)	HKD	133	06/29/17	6
Wynn Resorts, Ltd.		Goldman Sachs		(4,512)	USD	316	06/30/16	69
Yahoo Japan Corp.		Goldman Sachs		(67,600)	JPY	34,814	06/30/16	(3)
Yakult Honsha Co., Ltd.		Goldman Sachs		(7,700)	JPY	49,588	06/30/16	60
Yamana Gold, Inc.		Morgan Stanley		(16,351)	CAD	47	06/29/17	(5)
Yamato Holdings Co., Ltd.		Goldman Sachs		(9,900)	JPY	23,666	06/30/16	(3)
YASKAWA Electric Corp.		Goldman Sachs		(24,600)	JPY	35,596	06/30/16	11
Yokogawa Electric Corp.		Goldman Sachs		(13,700)	JPY	18,618	06/30/16	28
Zebra Technologies Corp.		Goldman Sachs		(3,789)	USD	291	06/30/16	76
Zions BanCorp.		Goldman Sachs		(7,908)	USD	228	06/30/16	29
Zodiac Aerospace		Morgan Stanley		(20,669)	EUR	475	06/28/17	141
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $(5) (å)								4,862

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The fixed fees embedded in the total return swaps held as of October 31, 2015 ranged from 0.25% to 0.45%.

Interest Rate Swap Contracts

Amounts in thousands
							Termination	Fair Value
Counterparty	Notional Amount		Fund Receives	Fund Pays			Date	$
Citigroup	NOK	125,000	Six Month NIBOR	2.035%			01/14/17	(376)
Citigroup	MXN	43,000	6.630%	Mexico Interbank 28 Day Deposit Rate			12/18/23	106
Citigroup	CAD	100	Canadian Dealer Offer Rate	3.500%			06/20/44	(17)
Credit Suisse	MXN	11,400	5.270%	Mexico Interbank 28 Day Deposit Rate			02/05/20	5
Credit Suisse	MXN	7,500	5.670%	Mexico Interbank 28 Day Deposit Rate			06/01/20	9
Credit Suisse	MXN	2,700	5.615%	Mexico Interbank 28 Day Deposit Rate			06/02/20	3
Credit Suisse	MXN	7,200	5.535%	Mexico Interbank 28 Day Deposit Rate			06/11/20	6
Credit Suisse	MXN	3,200	5.610%	Mexico Interbank 28 Day Deposit Rate			07/07/21	1
Credit Suisse	MXN	5,200	5.430%	Mexico Interbank 28 Day Deposit Rate			11/17/21	(4)
Credit Suisse	USD	500	Three Month LIBOR	2.150%			04/30/22	(14)
Credit Suisse	USD	800	Three Month LIBOR	2.000%			06/19/23	(13)
Credit Suisse	JPY	40,000	Six Month LIBOR	1.000%			09/18/23	(18)
Credit Suisse	USD	1,800	Three Month LIBOR	2.750%			06/17/25	(132)
Credit Suisse	GBP	4,200	Six Month LIBOR	2.400%			06/17/25	(7)
Credit Suisse	EUR	5,500	1.600%	Six Month EURIBOR			06/17/25	40
Credit Suisse	JPY	342,000	Six Month LIBOR	1.500%			06/19/28	(307)
Credit Suisse	GBP	400	Six Month LIBOR	3.750%			09/18/43	(92)
JPMorgan Chase	NZD	208,000	3.710%	NZD-BBR-FRA			04/21/16	643
JPMorgan Chase	MXN	914,000	5.400%	Mexico Interbank 28 Day Deposit Rate			10/11/17	366
JPMorgan Chase	INR	458,000	6.903%	Six Month MIBOR			01/09/20	45
JPMorgan Chase	INR	1,430,000	6.425%	Six Month MIBOR			01/20/20	(211)
JPMorgan Chase	MXN	40,000	6.535%	Mexico Interbank 28 Day Deposit Rate			01/10/24	77
			Mexico Interbank 28 Day
JPMorgan Chase	MXN	80,000	Deposit Rate	6.130%			05/27/24	7
Morgan Stanley	GBP	500	Six Month LIBOR	3.758%			09/18/43	(115)

See accompanying notes which are an integral part of the financial statements.

638 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Interest Rate Swap Contracts

Amounts in thousands
							Termination	Fair Value
Counterparty	Notional Amount	Fund Receives			Fund Pays		Date	$
Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $(53) (å)								2

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
			Implied			Fund (Pays)/
			Credit			Receives	Termination	Fair Value
Reference Entity		Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
21st Centry Fox America, Inc.		JPMorgan Chase	0.513%	USD	2,000	1.000%	09/20/20	49
Airbus Group		JPMorgan Chase	0.624%	EUR	1,000	(1.000%)	09/20/20	(21)
Altria Group, Inc.		JPMorgan Chase	0.311%	USD	2,000	1.000%	09/20/20	68
Altria Group, Inc.		JPMorgan Chase	0.328%	USD	500	1.000%	12/20/20	17
American Education Services		JPMorgan Chase	3.484%	USD	250	(5.000%)	09/20/20	(18)
American Education Services		JPMorgan Chase	3.484%	USD	1,000	5.000%	09/20/20	73
American Electric Power Co. Inc.		JPMorgan Chase	0.210%	USD	1,000	(1.000%)	12/20/20	(41)
American Electric Power Co. Inc.		JPMorgan Chase	0.210%	USD	1,000	(1.000%)	12/20/20	(41)
Amgen, Inc.		JPMorgan Chase	0.538%	USD	2,000	1.000%	09/20/20	46
Anadarko Petroleum Corp.		JPMorgan Chase	1.402%	USD	1,000	(1.000%)	06/20/20	17
Anadarko Petroleum Corp.		JPMorgan Chase	1.402%	USD	3,000	1.000%	06/20/20	(50)
Anheuser-Busch InBev		JPMorgan Chase	0.815%	EUR	1,000	1.000%	09/20/20	11
Anheuser-Busch InBev		JPMorgan Chase	0.851%	EUR	500	1.000%	12/20/20	5
Apache Corp.		JPMorgan Chase	1.484%	USD	1,000	(1.000%)	12/20/20	22
ArcelorMittal		JPMorgan Chase	6.019%	EUR	500	1.000%	12/20/20	(115)
Arrow Electonics, Inc.		JPMorgan Chase	0.591%	USD	1,000	(1.000%)	09/20/20	(21)
Arrow Electonics, Inc.		JPMorgan Chase	0.591%	USD	2,000	(1.000%)	09/20/20	(41)
ArvinMeritor		JPMorgan Chase	3.383%	USD	1,000	5.000%	06/20/20	74
AT&T, Inc.		JPMorgan Chase	0.648%	USD	1,000	1.000%	03/20/20	16
AT&T, Inc.		JPMorgan Chase	0.796%	USD	1,000	1.000%	12/20/20	11
AutoZone, Inc.		JPMorgan Chase	0.321%	USD	1,000	(1.000%)	12/20/20	(35)
Avnet, Inc.		JPMorgan Chase	0.558%	USD	1,500	(1.000%)	06/20/20	(32)
Avnet, Inc.		JPMorgan Chase	0.609%	USD	500	(1.000%)	09/20/20	(10)
Avnet, Inc.		JPMorgan Chase	0.609%	USD	1,000	(1.000%)	09/20/20	(20)
BAE Systems PLC		JPMorgan Chase	0.582%	EUR	1,000	1.000%	03/20/20	21
BAE Systems PLC		JPMorgan Chase	0.582%	EUR	500	1.000%	03/20/20	11
BAE Systems PLC		JPMorgan Chase	0.615%	EUR	1,000	1.000%	06/20/20	21
Barrick Gold Corp.		JPMorgan Chase	2.145%	USD	500	1.000%	09/20/20	(26)
Barrick Gold Corp.		JPMorgan Chase	2.145%	USD	2,000	(1.000%)	09/20/20	103
BASF SE		JPMorgan Chase	0.329%	EUR	1,000	(1.000%)	06/20/20	(36)
BASF SE		JPMorgan Chase	0.363%	EUR	1,000	(1.000%)	12/20/20	(37)
Bayer AG		JPMorgan Chase	0.337%	EUR	3,000	(1.000%)	12/20/19	(95)
Bayer AG		JPMorgan Chase	0.337%	EUR	2,000	1.000%	12/20/19	63
Bayer AG		JPMorgan Chase	0.398%	EUR	1,000	(1.000%)	12/20/20	(35)
Bayerische Motoren Werke AG		JPMorgan Chase	0.681%	EUR	500	1.000%	12/20/20	10
Bayerische Motoren Werke AG		JPMorgan Chase	0.681%	EUR	1,000	1.000%	12/20/20	19
Berkshire Hathaway, Inc.		JPMorgan Chase	0.569%	USD	1,000	1.000%	12/20/20	23
Berkshire Hathaway, Inc.		JPMorgan Chase	0.569%	USD	1,000	1.000%	12/20/20	23
BestBuy Co., Inc.		JPMorgan Chase	1.756%	USD	1,000	(5.000%)	12/20/20	(163)
BHP Billiton		JPMorgan Chase	1.045%	USD	500	(1.000%)	06/20/20	—
BHP Billiton		JPMorgan Chase	1.045%	USD	1,000	(1.000%)	06/20/20	1
Boston Scientific Corp.		JPMorgan Chase	0.558%	USD	2,500	1.000%	12/20/20	58
Bouygues		JPMorgan Chase	0.453%	EUR	2,000	1.000%	12/20/19	53
Bouygues		JPMorgan Chase	0.453%	EUR	3,000	(1.000%)	12/20/19	(79)
Bouygues		JPMorgan Chase	0.528%	EUR	500	(1.000%)	09/20/20	(13)
BP PLC		JPMorgan Chase	0.828%	EUR	1,000	(1.000%)	12/20/20	(11)
BP PLC		JPMorgan Chase	0.828%	EUR	1,000	(1.000%)	12/20/20	(11)
British American Tobacco PLC		JPMorgan Chase	0.408%	EUR	2,000	(1.000%)	09/20/20	(66)
British American Tobacco PLC		JPMorgan Chase	0.408%	EUR	2,000	1.000%	09/20/20	66
British American Tobacco PLC		JPMorgan Chase	0.430%	EUR	1,500	1.000%	12/20/20	50
British Telecommunications PLC		JPMorgan Chase	0.754%	EUR	2,000	1.000%	09/20/20	29
Canadian Resources Ltd.		JPMorgan Chase	1.764%	USD	1,000	1.000%	09/20/20	(34)
Canadian Resources Ltd.		JPMorgan Chase	1.764%	USD	500	1.000%	09/20/20	(17)
Cardinal Health, Inc.		JPMorgan Chase	0.199%	USD	2,000	(1.000%)	12/20/20	(83)
Carlsberg Breweries A/S		JPMorgan Chase	0.877%	EUR	1,000	(1.000%)	12/20/20	(8)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 639

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
Carlsberg Breweries A/S	JPMorgan Chase	0.877%	EUR	1,000	(1.000%)	12/20/20	(1)
Carnival Corp.	JPMorgan Chase	0.388%	USD	2,000	1.000%	03/20/20	55
Casino Guichard-Perrachon	JPMorgan Chase	2.242%	EUR	2,000	1.000%	09/20/20	(124)
Casino Guichard-Perrachon	JPMorgan Chase	2.242%	EUR	500	(1.000%)	09/20/20	31
Catepillar, Inc.	JPMorgan Chase	0.707%	USD	1,000	1.000%	09/20/20	15
Catepillar, Inc.	JPMorgan Chase	0.707%	USD	1,000	1.000%	09/20/20	15
Centrica PLC	JPMorgan Chase	0.747%	EUR	500	(1.000%)	06/20/20	(7)
Centrica PLC	JPMorgan Chase	0.747%	EUR	1,000	(1.000%)	06/20/20	(14)
Centrica PLC	JPMorgan Chase	0.813%	EUR	1,000	(1.000%)	12/20/20	(12)
CNH Industrial NV	JPMorgan Chase	3.304%	EUR	250	5.000%	06/20/20	21
CNH Industrial NV	JPMorgan Chase	3.304%	EUR	500	5.000%	06/20/20	43
Comcast	JPMorgan Chase	0.308%	USD	1,500	(1.000%)	12/20/20	(54)
Comcast	JPMorgan Chase	0.308%	USD	1,500	1.000%	12/20/20	54
Comcast	JPMorgan Chase	0.308%	USD	1,000	1.000%	12/20/20	36
Compass Group PLC	JPMorgan Chase	0.403%	EUR	1,000	1.000%	12/20/20	35
ConAgra Foods, Inc.	JPMorgan Chase	0.846%	USD	1,000	1.000%	09/20/20	8
ConAgra Foods, Inc.	JPMorgan Chase	0.895%	USD	1,500	1.000%	12/20/20	9
ConocoPhillips	JPMorgan Chase	0.666%	USD	1,500	1.000%	09/20/20	25
ConocoPhillips	JPMorgan Chase	0.666%	USD	1,500	(1.000%)	09/20/20	(25)
ConocoPhillips	JPMorgan Chase	0.666%	USD	2,000	(1.000%)	09/20/20	(34)
Continental AG	JPMorgan Chase	0.621%	EUR	2,000	1.000%	09/20/20	43
CSX Corp.	JPMorgan Chase	0.264%	USD	3,000	(1.000%)	12/20/20	(114)
Daimler AG	JPMorgan Chase	0.558%	EUR	2,000	1.000%	12/20/20	52
Danone	JPMorgan Chase	0.385%	EUR	500	1.000%	06/20/20	16
Danone	JPMorgan Chase	0.385%	EUR	1,000	1.000%	06/20/20	33
Danone	JPMorgan Chase	0.385%	EUR	500	(1.000%)	06/20/20	(16)
Danone	JPMorgan Chase	0.408%	EUR	1,000	1.000%	09/20/20	33
Deere & Co.	JPMorgan Chase	0.544%	USD	3,000	1.000%	09/20/20	68
Deere & Co.	JPMorgan Chase	0.544%	USD	3,000	(1.000%)	09/20/20	(68)
Deutsche Lufthansa AG	JPMorgan Chase	0.984%	EUR	1,000	1.000%	06/20/20	2
Deutsche Lufthansa AG	JPMorgan Chase	0.984%	EUR	1,000	1.000%	06/20/20	2
Deutsche Lufthansa AG	JPMorgan Chase	1.043%	EUR	500	(1.000%)	09/20/20	—
Deutsche Lufthansa AG	JPMorgan Chase	1.043%	EUR	500	1.000%	09/20/20	(1)
Deutsche Telekom AG	JPMorgan Chase	0.406%	EUR	1,000	(1.000%)	06/20/20	(32)
Deutsche Telekom AG	JPMorgan Chase	0.438%	EUR	1,000	(1.000%)	12/20/20	(33)
Diageo PLC	JPMorgan Chase	0.518%	EUR	500	1.000%	09/20/20	14
Diageo PLC	JPMorgan Chase	0.518%	EUR	1,000	1.000%	09/20/20	27
Dish DBS Corp.	JPMorgan Chase	2.423%	USD	1,000	5.000%	03/20/20	111
Dominion Resources Inc.	JPMorgan Chase	0.326%	USD	2,000	1.000%	09/20/20	67
Dow Chemical Co.	JPMorgan Chase	0.657%	USD	1,500	1.000%	06/20/20	25
Dow Chemical Co.	JPMorgan Chase	0.657%	USD	2,500	(1.000%)	06/20/20	(42)
Dow Chemical Co.	JPMorgan Chase	0.657%	USD	1,000	1.000%	06/20/20	17
E. ON AG	JPMorgan Chase	0.813%	EUR	1,000	(1.000%)	06/20/20	(11)
E.I. DuPont de Nemours & Co.	JPMorgan Chase	0.788%	USD	1,000	1.000%	12/20/20	12
E.I. DuPont de Nemours & Co.	JPMorgan Chase	0.788%	USD	1,000	1.000%	12/20/20	12
E.ON SE	JPMorgan Chase	0.858%	EUR	500	(1.000%)	09/20/20	(4)
Eastman Chemical Co.	JPMorgan Chase	0.865%	USD	2,000	1.000%	12/20/20	16
Electrolux	JPMorgan Chase	0.580%	EUR	1,500	(1.000%)	06/20/20	(34)
Electrolux AB	JPMorgan Chase	0.580%	EUR	1,000	(1.000%)	06/20/20	(23)
Electrolux AB	JPMorgan Chase	0.580%	EUR	500	1.000%	06/20/20	11
Electrolux AB	JPMorgan Chase	0.612%	EUR	1,000	(1.000%)	09/20/20	(22)
Enbridge, Inc.	JPMorgan Chase	2.762%	USD	1,500	1.000%	06/20/20	(109)
ERP Operating LP	JPMorgan Chase	0.355%	USD	1,000	1.000%	06/20/20	30
ERP Operating LP	JPMorgan Chase	0.355%	USD	1,000	(1.000%)	06/20/20	(30)
ERP Operating LP	JPMorgan Chase	0.370%	USD	1,000	(1.000%)	09/20/20	(31)
ERP Operating LP	JPMorgan Chase	0.382%	USD	1,500	(1.000%)	12/20/20	(48)
Exelon Corp.	JPMorgan Chase	0.323%	USD	1,000	(1.000%)	06/20/20	(32)
Exelon Corp.	JPMorgan Chase	0.347%	USD	1,000	(1.000%)	09/20/20	(32)
Exelon Corp.	JPMorgan Chase	0.368%	USD	1,000	(1.000%)	12/20/20	(33)
Experian Finance PLC	JPMorgan Chase	0.391%	EUR	1,000	1.000%	03/20/20	31
Experian Finance PLC	JPMorgan Chase	0.417%	EUR	1,000	1.000%	06/20/20	31
FirstEnergy Corp.	JPMorgan Chase	0.801%	USD	500	(1.000%)	06/20/20	(5)

See accompanying notes which are an integral part of the financial statements.

640 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
FirstEnergy Corp.	JPMorgan Chase	0.801%	USD	1,500	(1.000%)	06/20/20	(15)
FirstEnergy Corp.	JPMorgan Chase	0.801%	USD	1,000	(1.000%)	06/20/20	(10)
Gas Natural SDG SA	JPMorgan Chase	0.899%	EUR	1,500	1.000%	06/20/20	10
Goodyear Tire & Rubber Co.	JPMorgan Chase	1.577%	USD	1,000	5.000%	09/20/20	164
Groupe Michelin	JPMorgan Chase	0.587%	EUR	2,000	1.000%	09/20/20	47
Halliburton	JPMorgan Chase	0.609%	USD	1,000	(1.000%)	09/20/20	(20)
Halliburton	JPMorgan Chase	0.609%	USD	2,000	(1.000%)	09/20/20	(39)
HeidelbergCement AG	JPMorgan Chase	1.592%	EUR	1,000	5.000%	12/20/20	192
Heineken NV	JPMorgan Chase	0.558%	EUR	1,500	1.000%	12/20/20	39
Home Depot	JPMorgan Chase	0.209%	USD	2,000	(1.000%)	12/20/20	(82)
Home Depot	JPMorgan Chase	0.209%	USD	1,000	(1.000%)	12/20/20	(41)
Iberdrola SA	JPMorgan Chase	0.669%	EUR	500	1.000%	06/20/20	9
Iberdrola SA	JPMorgan Chase	0.669%	EUR	1,000	1.000%	06/20/20	18
Iberdrola SA	JPMorgan Chase	0.744%	EUR	1,000	1.000%	12/20/20	16
Imperial Tobacco Group PLC	JPMorgan Chase	0.775%	EUR	2,000	1.000%	12/20/20	28
Ingersoll-Rand Co.	JPMorgan Chase	0.358%	USD	2,000	(1.000%)	12/20/20	(67)
International Paper Co.	JPMorgan Chase	0.775%	USD	3,000	(1.000%)	12/20/20	(37)
International Paper Co.	JPMorgan Chase	0.775%	USD	1,000	1.000%	12/20/20	12
ITV PLC	JPMorgan Chase	1.010%	EUR	1,000	(5.000%)	03/20/20	(196)
ITV PLC	JPMorgan Chase	1.010%	EUR	1,000	5.000%	03/20/20	196
ITV PLC	JPMorgan Chase	1.165%	EUR	1,500	5.000%	12/20/20	327
JCPenny Co.	JPMorgan Chase	6.142%	USD	1,000	(5.000%)	06/20/20	39
Johnson Controls, Inc.	JPMorgan Chase	0.569%	USD	1,000	(1.000%)	09/20/20	(22)
Johnson Controls, Inc.	JPMorgan Chase	0.603%	USD	2,000	(1.000%)	12/20/20	(42)
KB Home	JPMorgan Chase	3.964%	USD	500	5.000%	06/20/20	24
KB Home	JPMorgan Chase	4.172%	USD	500	5.000%	09/20/20	21
Kering	JPMorgan Chase	0.721%	EUR	2,000	(1.000%)	09/20/20	(32)
Kering	JPMorgan Chase	0.721%	EUR	500	1.000%	09/20/20	8
Kering	JPMorgan Chase	0.721%	EUR	1,500	1.000%	09/20/20	24
Kohl's Corp.	JPMorgan Chase	1.427%	USD	1,000	1.000%	06/20/20	(18)
Kohl's Corp.	JPMorgan Chase	1.427%	USD	2,000	(1.000%)	06/20/20	36
Kohl's Corp.	JPMorgan Chase	1.630%	USD	500	(1.000%)	12/20/20	15
Kohl's Corp.	JPMorgan Chase	1.630%	USD	1,000	(1.000%)	12/20/20	29
Koninklijke KPN NV	JPMorgan Chase	0.417%	EUR	1,000	(1.000%)	06/20/20	(31)
Koninklijke KPN NV	JPMorgan Chase	0.829%	EUR	1,000	(1.000%)	09/20/20	(10)
Koninklijke KPN NV	JPMorgan Chase	0.829%	EUR	2,000	1.000%	09/20/20	21
Koninklijke KPN NV	JPMorgan Chase	0.829%	EUR	500	1.000%	09/20/20	5
Kroger	JPMorgan Chase	0.334%	USD	2,500	1.000%	06/20/20	79
Kroger	JPMorgan Chase	0.334%	USD	1,500	(1.000%)	06/20/20	(47)
Kroger	JPMorgan Chase	0.334%	USD	1,000	(1.000%)	06/20/20	(31)
Kroger	JPMorgan Chase	0.379%	USD	2,000	(1.000%)	12/20/20	(64)
Lanxess AG	JPMorgan Chase	0.699%	EUR	500	1.000%	09/20/20	9
Lanxess AG	JPMorgan Chase	0.699%	EUR	2,000	(1.000%)	09/20/20	(35)
Lennar Corp.	JPMorgan Chase	1.964%	USD	1,500	5.000%	06/20/20	207
Lennar Corp.	JPMorgan Chase	1.964%	USD	500	(5.000%)	06/20/20	(69)
Lennar Corp.	JPMorgan Chase	2.081%	USD	500	5.000%	09/20/20	69
Level 3 Communications, Inc.	JPMorgan Chase	1.770%	USD	1,000	(5.000%)	09/20/20	(155)
Level 3 Communications, Inc.	JPMorgan Chase	1.900%	USD	1,000	(5.000%)	12/20/20	(155)
Linde AG	JPMorgan Chase	0.307%	EUR	1,000	(1.000%)	12/20/20	(41)
Linde AG	JPMorgan Chase	0.307%	EUR	1,000	(1.000%)	12/20/20	(41)
Lowe's Companies, Inc.	JPMorgan Chase	0.186%	USD	2,000	(1.000%)	12/20/20	(84)
LVMH Moët Hennessy - Louis Vuitton	JPMorgan Chase	0.396%	EUR	1,000	(1.000%)	09/20/20	(34)
M.D.C. Holdings, Inc.	JPMorgan Chase	1.295%	USD	2,000	1.000%	09/20/20	(25)
Marsh & McLennan	JPMorgan Chase	0.231%	USD	2,000	1.000%	09/20/20	76
McDonald's Corp.	JPMorgan Chase	0.462%	USD	1,000	1.000%	12/20/20	28
McDonald's Corp.	JPMorgan Chase	0.462%	USD	1,000	1.000%	12/20/20	28
McKesson Corp.	JPMorgan Chase	0.244%	USD	1,000	(1.000%)	09/20/20	(37)
McKesson Corp.	JPMorgan Chase	0.257%	USD	2,000	(1.000%)	12/20/20	(77)
Metro AG	JPMorgan Chase	0.972%	EUR	1,000	(1.000%)	06/20/20	(3)
Metsa Board Corp.	JPMorgan Chase	0.912%	EUR	500	(5.000%)	06/20/20	(106)
Metsa Board Corp.	JPMorgan Chase	0.912%	EUR	500	5.000%	06/20/20	106
Metsa Board Corp.	JPMorgan Chase	0.948%	EUR	1,000	(5.000%)	09/20/20	(221)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 641

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
Metsa Board Corp.	JPMorgan Chase	0.972%	EUR	1,000	1.000%	06/20/20	3
Metsa Board Corp.	JPMorgan Chase	0.981%	EUR	1,000	(5.000%)	12/20/20	(230)
Motorola Solutions, Inc.	JPMorgan Chase	1.206%	USD	2,000	1.000%	06/20/20	(16)
Motorola Solutions, Inc.	JPMorgan Chase	1.206%	USD	1,000	(1.000%)	06/20/20	8
Motorola Solutions, Inc.	JPMorgan Chase	1.303%	USD	1,000	1.000%	09/20/20	(13)
New York Times Co.	JPMorgan Chase	0.877%	USD	1,500	(1.000%)	06/20/20	(10)
New York Times Co.	JPMorgan Chase	0.877%	USD	1,500	(1.000%)	06/20/20	(10)
Newell Rubbermaind, Inc.	JPMorgan Chase	0.386%	USD	1,000	(1.000%)	06/20/20	(29)
Newell Rubbermaind, Inc.	JPMorgan Chase	0.386%	USD	1,000	1.000%	06/20/20	29
Newmont Mining Corp.	JPMorgan Chase	1.655%	USD	1,000	(1.000%)	12/20/20	31
Next PLC	JPMorgan Chase	0.373%	EUR	1,500	(1.000%)	03/20/20	(48)
Next PLC	JPMorgan Chase	0.373%	EUR	1,500	1.000%	03/20/20	47
Next PLC	JPMorgan Chase	0.400%	EUR	1,000	1.000%	06/20/20	32
Next PLC	JPMorgan Chase	0.447%	EUR	1,000	1.000%	12/20/20	33
Nokia OYJ	JPMorgan Chase	1.323%	EUR	500	(5.000%)	06/20/20	(95)
Nokia OYJ	JPMorgan Chase	1.323%	EUR	1,000	(5.000%)	06/20/20	(190)
Nokia OYJ	JPMorgan Chase	1.396%	EUR	1,000	(5.000%)	09/20/20	(195)
Nordstrom, Inc.	JPMorgan Chase	0.527%	USD	1,500	1.000%	09/20/20	35
Nordstrom, Inc.	JPMorgan Chase	0.527%	USD	3,000	(1.000%)	09/20/20	(71)
Norfolk Southern Corp.	JPMorgan Chase	0.196%	USD	2,000	(1.000%)	09/20/20	(79)
Omnicom Group, Inc.	JPMorgan Chase	0.150%	USD	1,500	(1.000%)	12/20/20	(66)
Omnicom Group, Inc.	JPMorgan Chase	0.240%	USD	1,000	(1.000%)	09/20/20	(38)
Omnicom Group, Inc.	JPMorgan Chase	0.255%	USD	500	(1.000%)	12/20/20	(19)
Pernod Ricard	JPMorgan Chase	0.658%	EUR	1,500	1.000%	06/20/20	28
Pernod Ricard	JPMorgan Chase	0.658%	EUR	500	1.000%	06/20/20	9
Pitney Bowes, Inc.	JPMorgan Chase	1.078%	USD	500	1.000%	06/20/20	(1)
Pitney Bowes, Inc.	JPMorgan Chase	1.078%	USD	1,000	1.000%	06/20/20	(2)
Pitney Bowes, Inc.	JPMorgan Chase	1.171%	USD	500	1.000%	09/20/20	(3)
PostNL NV	JPMorgan Chase	0.552%	EUR	500	(1.000%)	06/20/20	(12)
PostNL NV	JPMorgan Chase	0.552%	EUR	1,000	(1.000%)	06/20/20	(24)
Publicis Groupe SA	JPMorgan Chase	0.884%	EUR	1,000	1.000%	09/20/20	7
Publicis Groupe SA	JPMorgan Chase	0.884%	EUR	1,000	(1.000%)	09/20/20	(7)
Quest Diagnostics, Inc.	JPMorgan Chase	0.616%	USD	1,000	1.000%	03/20/20	18
Quest Diagnostics, Inc.	JPMorgan Chase	0.736%	USD	1,000	1.000%	09/20/20	14
Raytheon Co.	JPMorgan Chase	0.151%	USD	1,000	(1.000%)	12/20/20	(44)
Rexel SA	JPMorgan Chase	2.056%	EUR	1,000	5.000%	12/20/20	164
Rite Aid Corp.	JPMorgan Chase	1.019%	USD	500	5.000%	06/20/20	92
Rite Aid Corp.	JPMorgan Chase	1.019%	USD	1,000	(5.000%)	06/20/20	(183)
Rite Aid Corp.	JPMorgan Chase	1.019%	USD	500	(5.000%)	06/20/20	(92)
Rite Aid Corp.	JPMorgan Chase	1.019%	USD	500	(5.000%)	06/20/20	(92)
Rolls-Royce PLC	JPMorgan Chase	0.732%	EUR	1,000	(1.000%)	09/20/20	(16)
Rolls-Royce PLC	JPMorgan Chase	0.732%	EUR	1,000	1.000%	09/20/20	16
Royal Caribbean Cruises, Ltd.	JPMorgan Chase	1.166%	USD	500	5.000%	03/20/20	84
Royal Caribbean Cruises, Ltd.	JPMorgan Chase	1.415%	USD	1,000	5.000%	09/20/20	173
Royal Dutch Shell PLC	JPMorgan Chase	0.643%	EUR	2,000	1.000%	09/20/20	41
Royal Dutch Shell PLC	JPMorgan Chase	0.643%	EUR	2,000	(1.000%)	09/20/20	(41)
RWE AG	JPMorgan Chase	1.100%	EUR	1,000	(1.000%)	03/20/20	3
RWE AG	JPMorgan Chase	1.182%	EUR	500	(1.000%)	09/20/20	4
Saint-Gobain	JPMorgan Chase	0.781%	EUR	500	1.000%	12/20/20	7
Saint-Gobain	JPMorgan Chase	0.781%	EUR	1,000	(1.000%)	12/20/20	(14)
Saint-Gobain	JPMorgan Chase	0.781%	EUR	1,000	(1.000%)	12/20/20	(14)
Sempra Energy	JPMorgan Chase	0.294%	USD	1,000	(1.000%)	06/20/20	(33)
Sempra Energy	JPMorgan Chase	0.325%	USD	1,000	(1.000%)	12/20/20	(35)
Sherwin Williams Co.	JPMorgan Chase	0.184%	USD	3,000	1.000%	06/20/19	92
Sherwin Williams Co.	JPMorgan Chase	0.254%	USD	3,000	(1.000%)	09/20/20	(110)
Simon Property Group LP	JPMorgan Chase	0.357%	USD	1,000	1.000%	09/20/20	32
Simon Property Group LP	JPMorgan Chase	0.357%	USD	2,000	(1.000%)	09/20/20	(64)
Simon Property Group LP	JPMorgan Chase	0.383%	USD	1,500	(1.000%)	12/20/20	(48)
Simon Property Group LP	JPMorgan Chase	0.786%	EUR	1,500	1.000%	12/20/20	20
SMC Coporation of America	JPMorgan Chase	0.310%	USD	2,000	(1.000%)	12/20/20	(72)
Southwest Airlines Co.	JPMorgan Chase	0.396%	USD	500	1.000%	06/20/20	14
Southwest Airlines Co.	JPMorgan Chase	0.396%	USD	2,000	(1.000%)	06/20/20	(57)

See accompanying notes which are an integral part of the financial statements.

642 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
Southwest Airlines Co.	JPMorgan Chase	0.396%	USD	500	1.000%	06/20/20	14
Southwest Airlines Co.	JPMorgan Chase	0.424%	USD	2,000	(1.000%)	09/20/20	(57)
Sprint Communications, Inc.	JPMorgan Chase	6.320%	USD	500	5.000%	06/20/20	(22)
Starwood Hotels & Resorts Worldwide, Inc.	JPMorgan Chase	0.814%	USD	1,000	(1.000%)	12/20/20	(10)
Stora Enso	JPMorgan Chase	1.263%	EUR	2,000	(5.000%)	12/20/20	(425)
Supervalu, Inc.	JPMorgan Chase	4.335%	USD	1,000	(5.000%)	06/20/20	(33)
Target Corp.	JPMorgan Chase	0.250%	USD	2,000	(1.000%)	09/20/20	(74)
Telefonaktiebolaget LM Ericsson	JPMorgan Chase	0.566%	EUR	1,000	(1.000%)	06/20/20	(23)
Telefonaktiebolaget LM Ericsson	JPMorgan Chase	0.602%	EUR	1,000	(1.000%)	09/20/20	(23)
Telenor ASA	JPMorgan Chase	0.444%	EUR	1,000	(1.000%)	09/20/20	(31)
Telenor ASA	JPMorgan Chase	0.444%	EUR	2,000	(1.000%)	09/20/20	(62)
Tesco PLC	JPMorgan Chase	2.102%	EUR	1,000	1.000%	06/20/20	(53)
Tesco PLC	JPMorgan Chase	2.102%	EUR	500	(1.000%)	06/20/20	26
Tesco PLC	JPMorgan Chase	2.102%	EUR	500	(1.000%)	06/20/20	26
Tesco PLC	JPMorgan Chase	2.102%	EUR	1,000	1.000%	06/20/20	(53)
Tesoro Corp.	JPMorgan Chase	1.470%	USD	2,000	(5.000%)	09/20/20	(340)
Tesoro Corp.	JPMorgan Chase	1.470%	USD	500	5.000%	09/20/20	85
Tesoro Corp.	JPMorgan Chase	1.470%	USD	500	5.000%	09/20/20	85
Tesoro Corp.	JPMorgan Chase	1.570%	USD	1,000	(5.000%)	12/20/20	(172)
The Boeing Co.	JPMorgan Chase	0.191%	USD	1,000	(1.000%)	09/20/20	(40)
The Boeing Co.	JPMorgan Chase	0.202%	USD	1,000	(1.000%)	12/20/20	(41)
The Boeing Co.	JPMorgan Chase	0.202%	USD	1,500	(1.000%)	12/20/20	(62)
The Gap, Inc.	JPMorgan Chase	1.929%	USD	2,000	1.000%	12/20/20	(87)
The Gap, Inc.	JPMorgan Chase	1.929%	USD	500	(1.000%)	12/20/20	22
The Goodyear Tire Co.	JPMorgan Chase	1.466%	USD	1,000	5.000%	06/20/20	162
The Sherwin-Williams Co.	JPMorgan Chase	0.184%	USD	3,000	(1.000%)	06/20/19	(92)
The Volvo Group	JPMorgan Chase	0.966%	EUR	1,000	(1.000%)	06/20/20	(3)
The Walt Disney Co.	JPMorgan Chase	0.143%	USD	1,000	(1.000%)	12/20/20	(44)
ThyssenKrupp AG	JPMorgan Chase	2.501%	EUR	1,000	1.000%	12/20/20	(78)
Time Warner Cable, Inc.	JPMorgan Chase	0.575%	USD	2,000	1.000%	09/20/20	43
Total SA	JPMorgan Chase	0.491%	EUR	1,000	(1.000%)	12/20/20	(30)
Tyson Foods, Inc.	JPMorgan Chase	0.430%	USD	2,000	(1.000%)	09/20/20	(57)
Unilever NV	JPMorgan Chase	0.286%	EUR	2,000	(1.000%)	12/20/20	(84)
Union Pacific Corp.	JPMorgan Chase	0.164%	USD	1,000	(1.000%)	12/20/20	(43)
Union Pacific Corp.	JPMorgan Chase	0.286%	USD	1,000	(1.000%)	12/20/20	(44)
United Health Group, Inc.	JPMorgan Chase	0.307%	USD	1,500	(1.000%)	06/20/20	(49)
United Health Group, Inc.	JPMorgan Chase	0.348%	USD	1,000	(1.000%)	12/20/20	(34)
United Parcel Service, Inc.	JPMorgan Chase	0.177%	USD	1,000	(1.000%)	12/20/20	(43)
United Rentals, Inc.	JPMorgan Chase	2.626%	USD	1,000	(5.000%)	09/20/20	(112)
United Rentals, Inc.	JPMorgan Chase	2.626%	USD	1,000	5.000%	09/20/20	112
United Utilities PLC	JPMorgan Chase	0.714%	EUR	1,500	1.000%	06/20/20	24
United Utilities PLC	JPMorgan Chase	0.714%	EUR	1,500	(1.000%)	06/20/20	(24)
United Utilities PLC	JPMorgan Chase	0.808%	EUR	1,000	1.000%	12/20/20	12
UPM-Kymmene OYJ	JPMorgan Chase	0.985%	EUR	1,000	(5.000%)	12/20/20	(230)
Veolia Environment	JPMorgan Chase	0.536%	EUR	500	(1.000%)	06/20/20	(12)
Veolia Environment	JPMorgan Chase	0.536%	EUR	500	1.000%	06/20/20	12
Veolia Environment	JPMorgan Chase	0.568%	EUR	1,000	1.000%	09/20/20	24
Veolia Environment	JPMorgan Chase	0.568%	EUR	3,000	(1.000%)	09/20/20	(73)
Verizon Communications, Inc.	JPMorgan Chase	0.498%	USD	1,000	1.000%	03/20/20	23
Verizon Communications, Inc.	JPMorgan Chase	0.540%	USD	1,000	1.000%	06/20/20	22
Viacom	JPMorgan Chase	1.460%	USD	1,000	1.000%	09/20/20	(20)
Viacom	JPMorgan Chase	1.460%	USD	1,000	1.000%	09/20/20	(20)
Vinci	JPMorgan Chase	0.454%	EUR	2,000	(1.000%)	12/20/20	(64)
Vivendi	JPMorgan Chase	0.577%	EUR	1,000	1.000%	06/20/20	23
Vivendi	JPMorgan Chase	0.577%	EUR	1,000	1.000%	06/20/20	23
Vivendi	JPMorgan Chase	0.577%	EUR	500	(1.000%)	06/20/20	(11)
Vivendi	JPMorgan Chase	0.577%	EUR	500	1.000%	06/20/20	11
Volvo AB	JPMorgan Chase	0.966%	EUR	500	(1.000%)	06/20/20	(1)
Volvo AB	JPMorgan Chase	1.015%	EUR	1,000	(1.000%)	09/20/20	—
Vulcan Materials Co.	JPMorgan Chase	0.717%	USD	1,000	(5.000%)	03/20/20	(189)
Vulcan Materials Co.	JPMorgan Chase	0.717%	USD	1,000	5.000%	03/20/20	189
Vulcan Materials Co.	JPMorgan Chase	0.789%	USD	1,000	5.000%	06/20/20	195

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 643

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
Vulcan Materials Co.	JPMorgan Chase	0.789%	USD	1,000	(5.000%)	06/20/20	(196)
Wal-Mart Stores, Inc.	JPMorgan Chase	0.278%	USD	1,500	(1.000%)	06/20/20	(51)
Wal-Mart Stores, Inc.	JPMorgan Chase	0.295%	USD	1,500	(1.000%)	09/20/20	(52)
Weatherford International Ltd.	JPMorgan Chase	5.570%	USD	500	(1.000%)	09/20/20	92
Weatherford International Ltd.	JPMorgan Chase	5.570%	USD	1,000	1.000%	09/20/20	(184)
Weyerhaeuser Co.	JPMorgan Chase	0.551%	USD	2,000	1.000%	12/20/20	47
Whirlpool Corp.	JPMorgan Chase	0.936%	USD	1,000	1.000%	06/20/20	4
Whirlpool Corp.	JPMorgan Chase	0.936%	USD	1,000	(1.000%)	06/20/20	(4)
Whirlpool Corp.	JPMorgan Chase	1.009%	USD	1,000	(1.000%)	09/20/20	(1)
Whirlpool Corp.	JPMorgan Chase	1.009%	USD	1,000	1.000%	09/20/20	1
Whirlpool Corp.	JPMorgan Chase	1.074%	USD	1,500	(1.000%)	12/20/20	4
Wolters Kluwer NV	JPMorgan Chase	0.413%	EUR	2,000	(1.000%)	12/20/20	(69)
Wolters Kluwer NV	JPMorgan Chase	0.413%	EUR	2,000	1.000%	12/20/20	69
WPP GRP PLC	JPMorgan Chase	0.421%	EUR	3,000	(1.000%)	12/20/19	(83)
WPP GRP PLC	JPMorgan Chase	0.421%	EUR	2,000	1.000%	12/20/19	55
WPP GRP PLC	JPMorgan Chase	0.488%	EUR	500	(1.000%)	06/20/20	(14)
WPP GRP PLC	JPMorgan Chase	0.517%	EUR	1,000	(1.000%)	09/20/20	(27)
YUM! Brands, Inc.	JPMorgan Chase	1.781%	USD	1,500	(1.000%)	03/20/20	47
YUM! Brands, Inc.	JPMorgan Chase	1.781%	USD	1,500	1.000%	03/20/20	(47)
YUM! Brands, Inc.	JPMorgan Chase	2.028%	USD	500	1.000%	09/20/20	(23)
YUM! Brands, Inc.	JPMorgan Chase	2.028%	USD	500	(1.000%)	09/20/20	23
Total Fair Value on Open Corporate Issues Premiums Paid (Received) - ($2,567)							(3,473)

See accompanying notes which are an integral part of the financial statements.

644 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2015

Consolidated Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$1,069	$—	$1,069	0.2
Corporate Bonds and Notes	—	36,028	—	36,028	6.8
International Debt	—	17,562	—	17,562	3.3
Loan Agreements	—	13,897	—	13,897	2.6
Mortgage-Backed Securities	—	6,285	—	6,285	1.2
Municipal Bonds	—	1,914	—	1,914	0.4
Non-US Bonds	—	6,884	—	6,884	1.3
United States Government Treasuries	—	9,060	—	9,060	1.7
Common Stocks
Consumer Discretionary	20,836	1,250	—	22,086	4.2
Consumer Staples	8,573	523	—	9,096	1.7
Energy	8,532	—	—	8,532	1.6
Financial Services	21,442	2,698	—	24,140	4.6
Health Care	18,337	—	—	18,337	3.5
Materials and Processing	9,391	—	—	9,391	1.8
Producer Durables	8,209	890	—	9,099	1.7
Technology	15,588	2,653	—	18,241	3.4
Utilities	4,964	—	—	4,964	0.9
Investments in Other Funds	1,302	—	—	1,302	0.2
Preferred Stocks	270	—	—	270	0.1
Options Purchased	1,106	6,220	—	7,326	1.4
Warrants & Rights	2	1,620	—	1,622	0.3
Short-Term Investments	—	212,282	236	212,518	40.1
Repurchase Agreements	—	36,700	—	36,700	6.9
Total Investments	118,552	357,535	236	476,323	89.9
Securities Sold Short***
Common Stocks	(20,069)	(2,552)	—	(22,621)	(4.3)
Investments in Other Funds	(5,710)	—	—	(5,710)	(1.1)
Other Assets and Liabilities, Net					15.5
					100.0
Other Financial Instruments
Futures Contracts	(343)	—	—	(343)	(0.1)
Options Written	(198)	(2,669)	—	(2,867)	(0.5)
Foreign Currency Exchange Contracts	2	507	—	509	0.1
Interest Rate Swap Contracts	—	2	—	2	—*
Credit Default Swap Contracts	—	(3,473)	—	(3,473)	(0.7)
Total Return Swap Contracts	—	4,862	—	4,862	0.9

Total Other Financial Instruments**	$(539)	$(771)	$—	$(1,310)

* Less than .05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.
*** Refer to Schedule of Investments for detailed sector breakout.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2015 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 645

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

			Foreign
	Equity	Credit	Currency	Interest Rate	Commodity
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$1,070	$—	$5,685	$563	$7
Unrealized appreciation on foreign currency exchange contracts	—	—	7,124	—	—
Variation margin on futures contracts***	592	—	—	394	289
Total return swap contracts, at fair value	14,382	—	—	—	—
Interest rate swap contracts, at fair value	—	—	—	1,308	—
Credit default swap contracts, at fair value	—	6,353	—	—	—
Total	$16,044	$6,353	$12,809	$2,265	$296

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts***	$728	$—	$—	$249	$641
Unrealized depreciation on foreign currency exchange contracts	—	—	6,615	—	—
Options written, at fair value	183	—	2,174	510	—
Total return swap contracts, at fair value	9,520	—	—	—	—
Interest rate swap contracts, at fair value	—	—	—	1,306	—
Credit default swap contracts, at fair value	—	9,826	—	—	—
Total	$10,431	$9,826	$8,789	$2,065	$641
			Foreign
	Equity	Credit	Currency	Interest Rate	Commodity
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments**	$(8,876)	$—	$(15,190)	$(3,316)	$(442)
Futures contracts	344	—	29	3,731	5,162
Options written	2,925	—	6,428	1,369	—
Total return swap contracts	(363)	—	—	—	—
Interest rate swap contracts	—	—	—	2,076	—
Credit default swap contracts	—	(2,598)	—	—	—
Foreign currency-related transactions****	—	—	22,167	—	—
Total	$(5,970)	$(2,598)	$13,434	$3,860	$4,720

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$(168)	$—	$2,922	$214	$(311)
Futures contracts	1,850	$—	—	(399)	(1,063)
Options written	10	—	4,295	(161)	—
Total return swap contracts	4,799	—	—	—	—
Interest rate swap contracts	—	—	—	(932)	—
Credit default swap contracts	—	(96)	—	—	—
Foreign currency-related transactions******	—	—	(9,154)	—	—
Total	$6,491	$(96)	$(1,937)	$(1,278)	$(1,374)
* Fair value of purchased options.
**	Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
***	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
****	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*****	Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
******	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.
See accompanying notes which are an integral part of the financial statements.
646 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
			Amounts		of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value		$7,326	$—	$7,326
Repurchase Agreements	Repurchase agreements, at fair value		36,700	—	36,700
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		7,124	—	7,124
Futures Contracts	Variation margin on futures contracts		12,088	—	12,088
Total Return Swap Contracts	Total return swap contracts, at fair value		14,382	—	14,382
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value		1,308	—	1,308
Credit Default Swap Contracts	Credit default swap contracts, at fair value		6,353	—	6,353
Total Financial and Derivative Assets			85,280	—	85,280
Financial and Derivative Assets not subject to a netting agreement			(25,904)	—	(25,904)
Total Financial and Derivative Assets subject to a netting agreement			$59,376	$—	$59,376

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities
		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Bank of America		$27	$18	$—	$9
Barclays		1,201	—	1,201	—
Citigroup		1,192	1,180	—	12
Credit Suisse		259	240	—	19
Deutsche Bank		9,660	85	9,575	—
Goldman Sachs		18,580	7,894	7,617	3,070
HSBC		1	—	—	1
JPMorgan Chase		24,903	6,396	18,507	—
Morgan Stanley		3,375	1,800	—	1,575
National Australia Bank		19	19	—	—
Societe Generale		2	—	—	2
Standard Chartered		14	14	—	—
State Street		57	7	—	50
UBS		86	14	—	72
Total		$59,376	$17,667	$36,900	$4,809

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 647

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Balance Sheet Offsetting of Financial and Derivative Instruments, continued
— October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
					Gross	Net Amounts
			Amounts		of Liabilities
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities		Liabilities	Liabilities		Liabilities
Futures Contracts	Variation margin on futures contracts		$368		$—	$368
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts		6,615		—	6,615
Options Written Contracts	Options written, at fair value		2,867		—	2,867
Short Sales	Securities sold short, at market value		36,256		—	36,256
Total Return Swap Contracts	Total return swap contracts, at fair value		9,520		—	9,520
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value		1,306		—	1,306
Credit Default Swap Contracts	Credit default swap contracts, at fair value		9,826		—	9,826
Total Financial and Derivative Liabilities			66,758		—	66,758
Financial and Derivative Liabilities not subject to a netting agreement			(8,879)		—	(8,879)
Total Financial and Derivative Liabilities subject to a netting agreement			$57,879		$—	$57,879

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities
		Net Amounts
		of Liabilities
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Pledged^	Net Amount
Bank of America		$58	$18	$	— $	40
Barclays		14	—		—	14
Citigroup		1,605	1,180		—	425
Credit Suisse		240	240		—	—
Deutsche Bank		85	85		—	—
Goldman Sachs		7,894	7,894		—	—
JPMorgan Chase		46,121	6,396		39,725	—
Morgan Stanley		1,800	1,800		—	—
National Australia Bank		19	19		—	—
Standard Chartered		22	14		—	8
State Street		7	7		—	—
UBS		14	14		—	—
Total		$57,879	$17,667		$39,725	$487

^ Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

648 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Statement of Assets and Liabilities(†) — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$482,850
Investments, at fair value(>)	476,323
Cash (restricted)(a)(b)	32,814
Deposits with brokers for securities sold short	42,091
Foreign currency holdings(^)	819
Unrealized appreciation on foreign currency exchange contracts	7,124
Receivables:
Dividends and interest	1,843
Dividends from affiliated Russell funds	18
Investments sold	13,893
Fund shares sold	482
Variation margin on futures contracts	12,088
Total return swap contracts, at fair value(8)	14,382
Interest rate swap contracts, at fair value(•)	1,308
Credit default swap contracts, at fair value(+)	6,353
Total assets	609,538

Liabilities
Payables:
Due to custodian	190
Due to broker (c)(d)(e)	11,810
Investments purchased	6,865
Fund shares redeemed	425
Accrued fees to affiliates	802
Other accrued expenses	568
Variation margin on futures contracts	368
Dividends for securities sold short	41
Unrealized depreciation on foreign currency exchange contracts	6,615
Options written, at fair value(x)	2,867
Securities sold short, at fair value(‡)	28,331
Total return swap contracts, at fair value(8)	9,520
Interest rate swap contracts, at fair value(•)	1,306
Credit default swap contracts, at fair value(+)	9,826
Total liabilities	79,534

Net Assets	$530,004

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 649

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Statement of Assets and Liabilities(†) , continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$7,170
Accumulated net realized gain (loss)	(60,601)
Unrealized appreciation (depreciation) on:
Investments	(6,527)
Futures contracts	(343)
Options written	2,451
Total return swap contracts	4,867
Interest rate swap contracts	55
Credit default swap contracts	(906)
Securities sold short	2,850
Foreign currency-related transactions	509
Shares of beneficial interest	568
Additional paid-in capital	579,911
Net Assets	$530,004

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.31
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$9.88
Class A — Net assets	$1,789,052
Class A — Shares outstanding ($.01 par value)	192,082
Net asset value per share: Class C(#)	$9.20
Class C — Net assets	$5,267,533
Class C — Shares outstanding ($.01 par value)	572,471
Net asset value per share: Class E(#)	$9.30
Class E — Net assets	$13,720,976
Class E — Shares outstanding ($.01 par value)	1,475,362
Net asset value per share: Class S(#)	$9.33
Class S — Net assets	$509,226,844
Class S — Shares outstanding ($.01 par value)	54,582,948
Amounts in thousands
(^) Foreign currency holdings - cost	$834
(x) Premiums received on options written	$5,318
(+) Credit default swap contracts - premiums paid (received)	$(2,567)
(•) Interest rate swap contracts - premiums paid (received)	$(53)
(‡) Proceeds on securities sold short	$31,181
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$155,794
(8) Total return swap contracts - premiums paid (received)	$(5)

(a) Cash Collateral for Futures	$21,595
(b) Cash Collateral for Swaps	$11,219
(c) Due to Broker for Futures	$1,636
(d) Due to Broker for Swaps	$448
(e) Due to Broker for Options	$9,726
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(†) The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Cayman Multi-Strategy Alternative Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

650 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Statement of Operations(†) — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$3,703
Dividends from affiliated Russell funds	199
Interest	7,278
Total investment income	11,180

Expenses
Advisory fees	10,946
Administrative fees	348
Custodian fees	1,389
Distribution fees - Class A	6
Distribution fees - Class C	49
Transfer agent fees - Class A	5
Transfer agent fees - Class C	13
Transfer agent fees - Class E	30
Transfer agent fees - Class S	1,164
Transfer agent fees - Class Y	4
Professional fees	174
Registration fees	97
Shareholder servicing fees - Class C	16
Shareholder servicing fees - Class E	38
Trustees’ fees	21
Printing fees	182
Dividends from securities sold short	987
Interest expense paid on securities sold short	340
Miscellaneous	159
Expenses before reductions	15,968
Expense reductions	(347)
Net expenses	15,621
Net investment income (loss)	(4,441)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(40,599)
Futures contracts	9,266
Options written	10,722
Total return swap contracts	(363)
Interest rate swap contracts	2,076
Credit default swap contracts	(2,598)
Securities sold short	7,515
Foreign currency-related transactions	12,131
Net realized gain (loss)	(1,850)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,513)
Futures contracts	388
Options written	4,144
Total return swap contracts	4,799
Interest rate swap contracts	(932)
Credit default swap contracts	(96)
Securities sold short	1,249
Investment matured	(28)
Foreign currency-related transactions	(8,526)
Net change in unrealized appreciation (depreciation)	(14,515)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 651

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Statement of Operations(†) — For the Period Ended October 31, 2015

Amounts in thousands
Net realized and unrealized gain (loss)	(16,365)
Net Increase (Decrease) in Net Assets from Operations	$(20,806)

(†) The Statement of Operations is consolidated and includes the balances of Russell Cayman Multi-Strategy Alternative Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

652 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Statements of Changes in Net Assets(†)

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,441)	$(969)
Net realized gain (loss)	(1,850)	4,681
Net change in unrealized appreciation (depreciation)	(14,515)	(12,607)
Net increase (decrease) in net assets from operations	(20,806)	(8,895)

Distributions
From net investment income
Class A	(69)	(8)
Class C	(122)	(—)**
Class E	(409)	(58)
Class S	(17,630)	(3,305)
Class Y	(8,878)	(2,375)
From net realized gain
Class A	—	(12)
Class C	—	(38)
Class E	—	(76)
Class S	—	(2,568)
Class Y	—	(1,412)
Net decrease in net assets from distributions	(27,108)	(9,852)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(384,137)	67,260
Total Net Increase (Decrease) in Net Assets	(432,051)	48,513

Net Assets
Beginning of period	962,055	913,542
End of period	$530,004	$962,055
Undistributed (overdistributed) net investment income included in net assets	$7,170	$16,229

** Less than $500.
(†) The Statements of Changes in Net Assets is consolidated and includes the balances of Russell Cayman Multi-Strategy Alternative Fund
Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 653

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	49	$480	142	$1,445
Proceeds from reinvestment of distributions	7	67	2	20
Payments for shares redeemed	(150)	(1,451)	(148)	(1,503)
Net increase (decrease)	(94)	(904)	(4)	(38)
Class C
Proceeds from shares sold	54	518	554	5,626
Proceeds from reinvestment of distributions	13	121	4	38
Payments for shares redeemed	(285)	(2,735)	(403)	(4,053)
Net increase (decrease)	(218)	(2,096)	155	1,611
Class E
Proceeds from shares sold	125	1,206	341	3,458
Proceeds from reinvestment of distributions	42	409	13	133
Payments for shares redeemed	(318)	(3,071)	(397)	(4,019)
Net increase (decrease)	(151)	(1,456)	(43)	(428)
Class S
Proceeds from shares sold	11,473	111,546	21,148	215,387
Proceeds from reinvestment of distributions	1,800	17,550	569	5,844
Payments for shares redeemed	(22,208)	(214,838)	(13,843)	(140,361)
Net increase (decrease)	(8,935)	(85,742)	7,874	80,870
Class Y
Proceeds from shares sold	79	779	836	8,524
Proceeds from reinvestment of distributions	909	8,878	369	3,788
Payments for shares redeemed	(30,990)	(303,597)	(2,658)	(27,067)
Net increase (decrease)	(30,002)	(293,939)	(1,453)	(14,755)
Total increase (decrease)	(39,400)	$(384,137)	6,529	$67,260

See accompanying notes which are an integral part of the financial statements.

654 Russell Multi-Strategy Alternative Fund

(This page intentionally left blank)

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Financial Highlights — For the Periods Ended (†)

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	9.97	(.09)	(.32)	(.41)	(.25)	—
October 31, 2014	10.15	(.04)	(.06)	(.10)	(.03)	(.05)
October 31, 2013	9.95	(.06)	.26	.20	—	—
October 31, 2012(2)	10.00	(.01)	(.04)	(.05)	—	—

Class C
October 31, 2015	9.84	(.16)	(.32)	(.48)	(.16)	—
October 31, 2014	10.07	(.11)	(.07)	(.18)	—(f)	(.05)
October 31, 2013	9.94	(.13)	.26	.13	—	—
October 31, 2012(2)	10.00	(.03)	(.03)	(.06)	—	—

Class E
October 31, 2015	9.96	(.08)	(.33)	(.41)	(.25)	—
October 31, 2014	10.15	(.04)	(.07)	(.11)	(.03)	(.05)
October 31, 2013	9.95	(.06)	.26	.20	—	—
October 31, 2012(2)	10.00	(.01)	(.04)	(.05)	—	—

Class S
October 31, 2015	9.99	(.06)	(.32)	(.38)	(.28)	—
October 31, 2014	10.18	(.02)	(.06)	(.08)	(.06)	(.05)
October 31, 2013	9.95	(.04)	.27	.23	—	—
October 31, 2012(2)	10.00	—(f)	(.05)	(.05)	—	—

See accompanying notes which are an integral part of the financial statements.

656 Russell Multi-Strategy Alternative Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)(g)	Net Assets(d)(e)	Turnover Rate(b)

(.25)	9.31	(4.24)	1,789	2.51	2.47	(.88)	272
(.08)	9.97	(1.05)	2,850	2.31	2.25	(.39)	478
—	10.15	2.01	2,946	2.47	2.39	(.59)	316
—	9.95	(.50)	279	2.47	2.39	(.42)	97

(.16)	9.20	(4.95)	5,267	3.27	3.22	(1.63)	272
(.05)	9.84	(1.85)	7,782	3.06	3.00	(1.12)	478
—	10.07	1.27	6,400	3.21	3.14	(1.33)	316
—	9.94	(.60)	1,505	3.20	3.12	(1.51)	97

(.25)	9.30	(4.21)	13,721	2.52	2.47	(.88)	272
(.08)	9.96	(1.11)	16,195	2.30	2.25	(.40)	478
—	10.15	1.97	16,936	2.47	2.39	(.63)	316
—	9.95	(.50)	13,401	2.52	2.43	(.62)	97

(.28)	9.33	(3.94)	509,227	2.27	2.22	(.63)	272
(.11)	9.99	(.88)	634,610	2.05	2.00	(.15)	478
—	10.18	2.27	566,322	2.22	2.14	(.38)	316
—	9.95	(.50)	403,576	2.23	2.15	(.18)	97

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 657

Russell Investment Company
Russell Multi-Strategy Income Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Multi-Strategy Income Fund - Class A‡		Russell Multi-Strategy Income Fund - Class S
	Total		Total
	Return		Return
Inception*	(8.96)%	Inception*	(3.27)%

Russell Multi-Strategy Income Fund - Class C		Russell Multi-Strategy Income Fund - Class Y
	Total		Total
	Return		Return
Inception*	(3.71)%	Inception*	(3.09)%

Russell Multi-Strategy Income Fund - Class E		BofA Merrill Lynch Global High Yield 2% Constrained
	Total	Index**
	Return		Total
Inception*	(3.25)%		Return
		Inception*	(2.82)%

658 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Russell Multi-Strategy Income Fund (the “Fund”) employs	classes. While diversification within its fixed income allocation
a multi-manager approach whereby portions of the Fund	benefited the Fund, out-of-benchmark exposure to global equities
are allocated to different money managers. Fund assets not	and infrastructure had a negative impact and was the primary
allocated to money managers are managed by Russell Investment	driver of the Fund’s benchmark-relative underperformance.
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	These asset classes returned significantly less than fixed income
may change the allocation of the Fund’s assets among money	in what was a risk-off environment.
managers at any time. An exemptive order from the Securities	Within the Fund’s fixed income allocation, an underweight to
and Exchange Commission (“SEC”) permits RIMCo to engage	investment grade credit in favor of high yield fixed income had a
or terminate a money manager at any time, subject to approval	negative impact. High yield fixed income was the worst performing
by the Fund’s Board, without a shareholder vote. Pursuant to the	fixed income asset class over the period due in large part to the
terms of the exemptive order, the Fund is required to notify its	strong sell-off among U.S. energy companies as the price of oil
shareholders within 90 days of when a money manager begins	fell sharply and stayed low, significantly raising the likelihood
providing services. As of October 31, 2015, the Fund had seven	of defaults across the sector. Exposure to emerging market (EM)
money managers.	debt was also a drag, as it underperformed developed markets
What is the Fund’s investment objective?	as growth disappointed, particularly in key markets China and
The Fund seeks to provide a high level of current income and, as	Brazil. Local currency EM bonds (those issued in the issuing
a secondary objective, long-term capital growth.	country’s own currency) saw much larger declines as currencies were hit by both the slowdown in emerging market growth and
How did the Fund perform relative to its benchmark for the	the broader U.S. dollar rally that occurred during the period.
fiscal year ended October 31, 2015?	Preferred securities and bank loans added modest value during
For the period of May 1, 2015 (inception of the Fund) through	the period as these asset classes outperformed the Fund’s global
October 31, 2015, the Fund’s Class A, Class C, Class E, Class	high yield fixed income benchmark.
S and Class Y Shares lost 3.40%, 3.71%, 3.25% 3.27% and	The Fund’s allocation to global equities had a negative impact
3.09%, respectively. This is compared to the Fund’s benchmark,	on the Fund as global equities underperformed high yield fixed
the BofA Merrill Lynch Global High Yield 2% Constrained Index	income. Within equities, underweights to Canada and Australia
(USD Hedged), which lost 2.82% during the same period. The	in favor of the U.S. helped as these commodity-related regions
Fund’s performance includes operating expenses, whereas index	saw extreme sell-offs during the period. Underweights to the
returns are unmanaged and do not include expenses of any kind.	Canadian dollar and Australian dollar versus the U.S. dollar
From inception through October 31, 2015, the Fund’s Class A,	were also beneficial. A European overweight detracted slightly,
Class C, Class E, Class S and Class Y Shares generated a 30-day	with Europe selling off more than the U.S. The Fund’s overall
unsubsidized SEC yield of 3.27%, 2.52%, 3.27%, 3.52%, and	defensive positioning within equities added value.
3.71%, respectively.
Within real assets results were mixed. Global real estate modestly
For the period of May 1, 2015 (inception of the Fund) through	outperformed global high yield debt, which benefited the Fund,
October 31, 2015, the Morningstar® Conservative Allocation, a	while global infrastructure underperformed global high yield
group of funds that Morningstar considers to have investment	debt, which detracted.
strategies similar to those of the Fund, lost 2.56%. This result
serves as a peer comparison and is expressed net of operating	How did the investment strategies and techniques employed
expenses.	by the Fund and its money managers affect its benchmark-
RIMCo may assign a money manager a specific style or	relative performance?
capitalization benchmark other than the Fund’s index. However,	The Fund employs discretionary and non-discretionary money
the Fund’s primary index remains the benchmark for the Fund	managers. The Fund’s discretionary money managers select
and is representative of the aggregate of each money manager’s	the individual portfolio securities for the assets assigned to
benchmark index.	them. The Fund’s non-discretionary money managers provide
a model portfolio to RIMCo representing their investment
How did the market conditions described in the Market	recommendations, based upon which RIMCo purchases and sells
Summary report affect the Fund’s performance?	securities for the Fund. Fund assets not allocated to discretionary
The inception-to-date period ended October 31, 2015 was	money managers include assets managed by RIMCo based upon
characterized by slowing global growth and commodity price	model portfolios provided by non-discretionary money managers,
weakness which resulted in significant volatility across asset	the Fund’s liquidity reserves and assets which may be managed

Russell Multi-Strategy Income Fund 659

Russell Investment Company
Russell Multi-Strategy Income Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

directly by RIMCo to effect the Fund’s investment strategies and/	Fund’s allocation to investment grade credit manager Loomis,
or to actively manage the Fund’s overall exposures by investing in	Sayles & Company, L.P. These allocation changes were intended
securities or other instruments that RIMCo believes will achieve	to allow the Fund to take advantage of low valuations in the high
the desired risk/return profile for the Fund.	yield market and to position the Fund for rising interest rates.
Performance of the Fund’s money managers was mixed during the	During the period, RIMCo equitized the Fund’s cash using index
inception-to-date period. With respect to certain of the Fund’s	futures contracts to provide the Fund with full market exposure.
money managers, high yield manager DDJ Capital Management	This did not have a material impact on the Fund’s performance
(“DDJ”) underperformed the Fund’s benchmark during the	for the period.
period. The manager struggled in the riskier parts of high yield as
lower quality issues underperformed.	Describe any changes to the Fund’s structure or the money
manager line-up.
Global equity managers Epoch Investment Partners, Inc. and	Other than as described above, there were no changes to the
Janus Capital Management LLC outperformed the Russell Global	Fund’s structure or the money manager line-up during the period.
Index. Both benefited from good stock selection in defensive
sectors such as utilities and consumer staples which outperformed	Money Managers as of October 31,
on the uptick in volatility.	2015	Styles
Real assets and preferred securities manager Cohen & Steers	Cohen & Steers Capital Management, Inc.	Global Listed Real
Capital Management, Inc. benefited from positive stock selection		Estate Securities,
in U.S. hotels and resorts and an underweight to Canada with		Global Listed
respect to their global real estate securities investments. Within		Infrastructure,
Preferred Securities
infrastructure, the manager outperformed due to an underweight	DDJ Capital Management, LLC	Global High Yield
to transportation logistics and out-of-benchmark positions in		Debt
pipelines. Stock selection in toll roads also added value.	Epoch Investment Partners, Inc.	Global Equities
	Janus Capital Management LLC and Perkins	Global Equities
During the period, RIMCo utilized a positioning strategy to	Investment Management, LLC
control Fund-level exposures and risks through the purchase	Lazard Asset Management, LLC	Emerging Markets
of and sale of equites, equity futures contracts and currency		Debt
forwards. Using the output from a quantitative model, the strategy	Loomis, Sayles & Company, L.P.	Global Investment
seeks to position the portfolio to meet RIMCo’s overall preferred		Grade Credit
positioning with respect to Fund exposures, while optimizing the	THL Credit Advisors LLC	Bank Loans
portfolio to minimize tracking error relative to the Fund’s money	The views expressed in this report reflect those of the portfolio
manager portfolios. During the period, the strategy was designed	managers only through the end of the period covered by
to position the Fund defensively with a preference for low	the report. These views do not necessarily represent the
volatility and high dividend yield within equities. The strategy	views of RIMCo, or any other person in RIMCo or any other
maintained an underweight to Canadian and Australian equity	affiliated organization. These views are subject to change
and an overweight to European equity excluding the United	at any time based upon market conditions or other events,
Kingdom. The strategy also maintained an underweight to the	and RIMCo disclaims any responsibility to update the views
Australian dollar and Canadian dollar in favor of the U.S. dollar.	contained herein. These views should not be relied on as
These positions added value to the Fund over the period.	investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
After the market sell-off in August, RIMCo increased the Fund’s	numerous factors, should not be relied on as an indication
allocation to high yield debt manager DDJ, and decreased the	of investment decisions of any RIC Fund.

660 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

*	Assumes initial investment on May 1, 2015.

**	The BofA Merrill Lynch Global High Yield 2% Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

‡	The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Multi-Strategy Income Fund 661

Russell Investment Company
Russell Multi-Strategy Income Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 4, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$966.00	$1,019.66
May 4, 2015 to October 31, 2015.	Expenses Paid During Period*	$5.42	$5.60

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.10%
(representing the 183-day period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 183/365 (to reflect the period
Performance” provides information about actual account values	since commencement of operations). May reflect amounts waived and/or
and actual expenses. You may use the information in this column,	reimbursed. Without any waivers and/or reimbursements, expenses would have
together with the amount you invested, to estimate the expenses	been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.10% (representing the six-month period annualized), multiplied by
that you paid over the period. Simply divide your account value by	the average account value over the period, multiplied by 184/365 (to reflect the
$1,000 (for example, an $8,600 account value divided by $1,000	one-half year period).
= 8.6), then multiply the result by the number in the first column
in the row entitled “Expenses Paid During Period” to estimate			Hypothetical
Performance (5%
the expenses you paid on your account during this period.		Actual	return before
	Class C	Performance	expenses)
Hypothetical Example for Comparison Purposes	Beginning Account Value
The information in the table under the heading “Hypothetical	May 4, 2015	$1,000.00	$1,000.00
Performance (5% return before expenses)” provides information	Ending Account Value
	October 31, 2015	$962.90	$1,015.88
about hypothetical account values and hypothetical expenses	Expenses Paid During Period*	$9.10	$9.40
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s	* Expenses are equal to the Fund's annualized expense ratio of 1.85%
actual return. The hypothetical account values and expenses	(representing the 183-day period annualized), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period
may not be used to estimate the actual ending account balance or	since commencement of operations). May reflect amounts waived and/or
expenses you paid for the period. You may use this information	reimbursed. Without any waivers and/or reimbursements, expenses would have
to compare the ongoing costs of investing in the Fund and other	been higher. Hypothetical expenses are equal to the Fund’s annualized expense
funds. To do so, compare this 5% hypothetical example with the	ratio of 1.85% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the
5% hypothetical examples that appear in the shareholder reports	one-half year period).
of other funds.

662 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class E	Performance	expenses)
Beginning Account Value
May 4, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$967.50	$1,019.66
Expenses Paid During Period*	$5.43	$5.60

* Expenses are equal to the Fund's annualized expense ratio of 1.10%
(representing the 183-day period annualized), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period since commencement of operations). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.10% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 4, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$967.30	$1,020.92
Expenses Paid During Period*	$4.19	$4.33

* Expenses are equal to the Fund's annualized expense ratio of 0.85%
(representing the 183-day period annualized), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period since commencement of operations). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.85% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 4, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$969.10	$1,021.93
Expenses Paid During Period*	$3.21	$3.31

* Expenses are equal to the Fund's annualized expense ratio of 0.65%
(representing the 183-day period annualized), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period since commencement of operations). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.65% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Multi-Strategy Income Fund 663

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 52.0%			6.000% due 10/15/22 (Å)	28	29
Asset-Backed Securities - 0.1%			Bill Barrett Corp.
CLI Funding V LLC			7.625% due 10/01/19	620	476
Series 2014-2A Class A			Blue Coat Holdings, Inc.
3.380% due 10/18/29 (Þ)	126	123	8.375% due 06/01/23 (Å)	250	259
Credit Acceptance Auto Loan Trust			BreitBurn Energy Partners, LP /
Series 2015-1A Class A			BreitBurn Finance Corp.
2.000% due 07/15/22 (Þ)	250	249	7.875% due 04/15/22	920	345
		372	Brixmor Operating Partnership, LP
Corporate Bonds and Notes - 17.9%			3.875% due 08/15/22	80	80
21st Century Fox America, Inc.			Building Materials Corp. of America
Series WI			6.000% due 10/15/25 (Å)	55	58
3.700% due 09/15/24	175	177	Caesars Entertainment Operating Co.,
99 Cents Only Stores LLC			Inc.
11.000% due 12/15/19	930	484	11.250% due 06/01/17 (Ø)	1,490	1,181
			Celgene Corp.
AbbVie, Inc.			2.875% due 08/15/20	45	45
2.900% due 11/06/22	170	165	3.550% due 08/15/22	50	51
Air Lease Corp.
3.750% due 02/01/22	70	69	5.000% due 08/15/45	45	45
4.250% due 09/15/24	20	20	Century Aluminum Co.
Aircastle, Ltd.			7.500% due 06/01/21 (Þ)	2,320	1,960
5.500% due 02/15/22	40	42	CF Industries, Inc.
Ally Financial, Inc.			3.450% due 06/01/23	10	10
3.750% due 11/18/19	135	137	Chesapeake Energy Corp.
4.125% due 03/30/20	5	5	4.875% due 04/15/22	125	77
4.125% due 02/13/22	80	81	CHS/Community Health Systems, Inc.
Altria Group, Inc.			5.125% due 08/15/18	40	41
2.850% due 08/09/22	120	119	Cigna Corp.
Amazon.com, Inc.			3.250% due 04/15/25	15	15
3.300% due 12/05/21	45	47	CIT Group, Inc.
4.800% due 12/05/34	40	42	5.250% due 03/15/18	95	100
			Citigroup, Inc.
American Airlines Pass-Through Trust			4.000% due 08/05/24	90	90
Series 2015-1 Class A
3.375% due 05/01/27	145	141	Series O
American International Group, Inc.			5.875% due 12/29/49 (ƒ)	50	49
4.875% due 06/01/22	35	39	Series Q
4.800% due 07/10/45	45	46	5.950% due 12/31/49 (ƒ)	50	50
8.175% due 05/15/58	41	54	Clear Channel Worldwide Holdings, Inc.
American Tire Distributors, Inc.			6.500% due 11/15/22	2,250	2,317
10.250% due 03/01/22 (Þ)	500	505	Cleaver-Brooks, Inc.
Ancestry.com Holdings LLC			8.750% due 12/15/19 (Þ)	630	606
9.625% due 10/15/18 (Þ)	1,980	2,000	Comcast Corp.
			3.375% due 08/15/25	160	163
Anthem, Inc.			4.200% due 08/15/34	55	54
3.500% due 08/15/24	20	20
4.650% due 08/15/44	70	69	Constellation Brands, Inc.
			3.875% due 11/15/19	25	26
Arrow Electronics, Inc.			Constellis Holdings LLC / Constellis
3.500% due 04/01/22	45	44	Finance Corp.
AT&T, Inc.			9.750% due 05/15/20 (Å)	500	453
4.300% due 12/15/42	55	48	Continental Resources, Inc.
4.350% due 06/15/45	80	69	3.800% due 06/01/24	100	84
4.750% due 05/15/46	45	41	CRH America, Inc.
Aviation Capital Group Corp.			3.875% due 05/18/25 (Þ)	200	201
4.875% due 10/01/25 (Þ)	40	40	CVS Health Corp.
Ball Corp.			2.250% due 08/12/19	115	116
4.000% due 11/15/23	35	34	Daimler Finance NA LLC
Baltimore Gas & Electric Co.			2.700% due 08/03/20 (Þ)	150	150
3.350% due 07/01/23	45	46	DDR Corp.
Bank of America Corp.			3.375% due 05/15/23	20	19
Series L			3.625% due 02/01/25	105	100
3.950% due 04/21/25	180	177	Delta Air Lines Pass-Through Trust
Series Z			Series 15-1 Class B
6.500% due 12/31/49 (ƒ)	150	157	4.250% due 07/30/23	55	56
Becton Dickinson and Co.			DIRECTV Holdings LLC / DIRECTV
2.675% due 12/15/19	40	41	Financing Co., Inc.
3.734% due 12/15/24	95	97	4.450% due 04/01/24	15	15
Berry Plastics Corp.			Dominion Resources, Inc.

See accompanying notes which are an integral part of the financial statements.

664 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.750% due 10/01/54	44	46	HCP, Inc.
DR Horton, Inc.			3.400% due 02/01/25	110	103
3.750% due 03/01/19	55	57	Hewlett Packard Enterprise Co.
Duke Energy Carolinas LLC			4.900% due 10/15/25 (Å)	15	15
4.000% due 09/30/42	25	25	6.200% due 10/15/35 (Å)	20	19
Eaton Corp.			6.350% due 10/15/45 (Å)	40	39
4.000% due 11/02/32	45	43	Hologic, Inc.
Embarq Corp.			5.250% due 07/15/22 (Þ)	35	37
7.995% due 06/01/36	50	53	Home Depot, Inc.
Energy Transfer Partners, LP			2.625% due 06/01/22	135	136
4.900% due 02/01/24	110	104	Host Hotels & Resorts, LP
5.150% due 03/15/45	45	36	Series C
6.125% due 12/15/45	25	22	4.750% due 03/01/23	85	88
Enterprise Products Operating LLC			Series D
1.650% due 05/07/18	45	45	3.750% due 10/15/23	75	73
ERAC USA Finance LLC			HRG Group, Inc.
2.800% due 11/01/18 (Þ)	70	71	7.750% due 01/15/22 (Þ)	1,330	1,320
4.500% due 02/15/45 (Þ)	45	42	7.750% due 01/15/22	1,030	1,022
Essex Portfolio, LP			HSBC Bank USA NA
3.250% due 05/01/23	90	88	Series BKNT
Flextronics International, Ltd.			5.875% due 11/01/34	250	294
4.750% due 06/15/25 (Þ)	20	19	HSBC USA, Inc.
Ford Motor Credit Co. LLC			2.750% due 08/07/20	130	131
4.250% due 09/20/22	200	209	Hyundai Capital America
4.134% due 08/04/25	200	204	3.000% due 10/30/20 (Å)	55	55
Foresight Energy LLC / Foresight Energy			Series REGS
Finance Corp.			2.600% due 03/19/20	115	113
7.875% due 08/15/21 (Þ)	2,410	1,771	IHS, Inc.
Freeport-McMoRan, Inc.			Series WI
5.450% due 03/15/43	15	11	5.000% due 11/01/22	40	40
Fresenius Medical Care US Finance II,			INVISTA Finance LLC
Inc.			4.250% due 10/15/19 (Þ)	100	98
4.125% due 10/15/20 (Þ)	35	36	Jo-Ann Stores Holdings, Inc.
Fresenius US Finance II, Inc.			9.750% due 10/15/19 (Þ)	100	75
4.500% due 01/15/23 (Þ)	25	26	Jo-Ann Stores LLC
4.500% due 01/15/23 (Å)	55	56	8.125% due 03/15/19 (Þ)	750	684
Frontier Communications Corp.			Joseph T Ryerson & Son, Inc.
8.875% due 09/15/20 (Å)	11	12	9.000% due 10/15/17	650	567
9.000% due 08/15/31	70	63	JPMorgan Chase & Co.
GATX Corp.			3.200% due 01/25/23	50	50
3.250% due 03/30/25	90	84	Series 1
General Electric Capital Corp.			7.900% due 04/29/49 (ƒ)	75	78
Series A			Series S
7.125% due 06/15/49 (ƒ)	200	235	6.750% due 01/29/49 (ƒ)	100	108
Series GMTN			Series Z
3.150% due 09/07/22	185	190	5.300% due 12/29/49 (ƒ)	50	50
General Motors Financial Co., Inc.			Kimco Realty Corp.
4.375% due 09/25/21	115	119	3.200% due 05/01/21	130	131
4.250% due 05/15/23	15	15	4.250% due 04/01/45	80	73
4.000% due 01/15/25	120	118	Kinder Morgan, Inc.
Gibson Brands, Inc.			5.050% due 02/15/46	125	99
8.875% due 08/01/18 (Þ)	360	316	Lennar Corp.
Gilead Sciences, Inc.			4.875% due 12/15/23	15	15
4.750% due 03/01/46	40	40	4.750% due 05/30/25	45	44
Glencore Funding LLC			Liberty Mutual Group, Inc.
Series REGS			4.250% due 06/15/23 (Þ)	55	57
2.500% due 01/15/19	60	51	7.800% due 03/15/37 (Þ)	100	117
Goldman Sachs Group, Inc. (The)			4.850% due 08/01/44 (Þ)	55	54
3.850% due 07/08/24	100	102	McGraw Hill Financial, Inc.
Series GMTN			4.000% due 06/15/25 (Þ)	190	189
5.375% due 03/15/20	80	89	McKesson Corp.
H&E Equipment Services, Inc.			4.883% due 03/15/44	35	35
7.000% due 09/01/22	750	761	Medtronic, Inc.
HCA, Inc.			Series WI
4.750% due 05/01/23	5	5	3.500% due 03/15/25	175	179
5.375% due 02/01/25	100	103

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 665

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Memorial Production Partners, LP /			Shale-Inland Holdings LLC / Shale-
Memorial Production Finance Corp.			Inland Finance Corp.
6.875% due 08/01/22	1,500	945	8.750% due 11/15/19 (Þ)	210	156
Merck & Co., Inc.			Simmons Foods, Inc.
2.350% due 02/10/22	180	179	7.875% due 10/01/21 (Þ)	70	65
MetLife Capital Trust IV			Southwestern Electric Power Co.
7.875% due 12/15/37 (Þ)	175	217	3.550% due 02/15/22	90	92
MetLife, Inc.			Spirit Airlines Pass-Through Trust
4.050% due 03/01/45	25	24	Series 2015-1 Class B
Series C			4.450% due 04/01/24	62	61
5.250% due 12/29/49 (ƒ)	135	136	State Street Corp.
Micron Technology, Inc.			Series F
5.250% due 01/15/24 (Þ)	55	53	5.250% due 12/29/49 (ƒ)	100	100
Morgan Stanley			Sterigenics-Nordion Holdings LLC
3.950% due 04/23/27	30	29	4.250% due 05/15/22 (Ê)	500	494
Series GMTN			6.500% due 05/15/23 (Þ)	120	121
5.500% due 07/28/21	110	125	Surgical Care Affiliates, Inc.
MPH Acquisition Holdings LLC			6.000% due 04/01/23 (Þ)	400	402
6.625% due 04/01/22 (Þ)	1,000	1,020	Targa Resources Partners, LP / Targa
Nabors Industries, Inc.			Resources Partners Finance Corp.
4.625% due 09/15/21	70	64	5.000% due 01/15/18 (Þ)	40	39
Nationwide Financial Services, Inc.			Tenet Healthcare Corp.
5.375% due 03/25/21 (Þ)	172	191	4.500% due 04/01/21	90	90
Neptune Finco Corp.			8.125% due 04/01/22	1,750	1,851
6.625% due 10/15/25 (Þ)	28	29	Tesoro Logistics, LP / Tesoro Logistics
NextEra Energy Capital Holdings, Inc.			Finance Corp.
2.400% due 09/15/19	105	104	5.500% due 10/15/19 (Þ)	40	41
Noble Energy, Inc.			Time Warner Cable, Inc.
5.250% due 11/15/43	80	74	4.500% due 09/15/42	125	101
Northrop Grumman Corp.			Time Warner, Inc.
3.850% due 04/15/45	45	40	4.875% due 03/15/20	40	44
Nuance Communications, Inc.			6.100% due 07/15/40	35	39
5.375% due 08/15/20 (Þ)	750	765	4.850% due 07/15/45	90	90
Omnicom Group, Inc.			Trans-Allegheny Interstate Line Co.
3.650% due 11/01/24	65	65	3.850% due 06/01/25 (Þ)	40	40
Opal Acquisition, Inc.			TransDigm, Inc.
8.875% due 12/15/21 (Þ)	540	480	5.500% due 10/15/20	1,000	1,002
Optima Specialty Steel, Inc.			Travelers Cos., Inc. (The)
12.500% due 12/15/16 (Þ)	1,000	890	4.600% due 08/01/43	30	32
Optimas OE Solutions Holding LLC /			Tyson Foods, Inc.
Optimas OE Solutions, Inc.			2.650% due 08/15/19	80	81
8.625% due 06/01/21 (Þ)	750	712	3.950% due 08/15/24	125	128
Peabody Energy Corp.			4.875% due 08/15/34	15	15
6.250% due 11/15/21	1,060	140	United Airlines Pass-Through Trust
PFS Holding Corp.			Series 2013-1 Class B
4.500% due 01/31/21 (Ê)	398	362	5.375% due 08/15/21	50	52
Pioneer Natural Resources Co.			Series 2014-2 Class B
3.950% due 07/15/22	50	50	4.625% due 09/03/22	50	50
PNC Financial Services Group, Inc.			United Continental Holdings, Inc.
(The)			6.375% due 06/01/18	40	42
6.750% due 12/31/49 (ƒ)	100	108	UnitedHealth Group, Inc.
Principal Financial Group, Inc.			2.700% due 07/15/20	80	82
3.400% due 05/15/25	45	44	4.750% due 07/15/45	45	48
4.700% due 05/15/55	50	51	US Foods, Inc.
Prudential Financial, Inc.			8.500% due 06/30/19	2,500	2,600
5.625% due 06/15/43	100	105	Verizon Communications, Inc.
5.375% due 05/15/45	109	109	5.150% due 09/15/23	145	162
Quicken Loans, Inc.			5.050% due 03/15/34	70	70
5.750% due 05/01/25 (Þ)	45	45	4.750% due 11/01/41	20	19
Real Alloy Holding, Inc.			3.850% due 11/01/42	90	75
10.000% due 01/15/19 (Þ)	1,000	1,020	Series WI
Regency Centers, LP			2.625% due 02/21/20	100	101
4.800% due 04/15/21	40	43	4.272% due 01/15/36	35	32
Sabine Pass Liquefaction LLC			4.522% due 09/15/48	75	68
5.625% due 02/01/21	1,500	1,489	Viacom, Inc.
Santander Holdings USA, Inc.			4.375% due 03/15/43	20	15
4.500% due 07/17/25	80	81	Virginia Electric & Power Co.

See accompanying notes which are an integral part of the financial statements.

666 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.450% due 02/15/44	40	42	3.500% due 06/15/22 (Þ)	110		114
Vulcan Materials Co.			Belize Government International Bond
4.500% due 04/01/25	55	56	Series REGS
Wayne Merger Sub LLC			6.767% due 08/20/17	75		55
8.250% due 08/01/23 (Þ)	610	606	BG Energy Capital PLC
Wells Fargo & Co.			4.000% due 12/09/20 (Þ)	100		107
Series K			BNP Paribas SA
7.980% due 03/29/49 (ƒ)	100	106	7.375% due 12/31/49 (ƒ)(Þ)	200		207
Series U			BP Capital Markets PLC
5.875% due 12/31/49 (ƒ)	100	106	3.245% due 05/06/22	160		162
Welltower, Inc.			Brazilian Government International Bond
4.000% due 06/01/25	105	104	4.875% due 01/22/21	155		152
Whiting Petroleum Corp.			4.250% due 01/07/25	80		71
5.750% due 03/15/21	115	107	8.250% due 01/20/34	55		59
Wisconsin Power & Light Co.			Burger King
4.100% due 10/15/44	85	84	3.750% due 12/12/21 (Ê)	459		460
WMG Acquisition Corp.			Citigroup, Inc.
6.750% due 04/15/22 (Þ)	1,000	926	1.375% due 10/27/21	130		144
Worthington Industries, Inc.			Series MPLE
4.550% due 04/15/26	25	25	4.090% due 06/09/25 (Þ)	100		76
Zayo Group LLC / Zayo Capital, Inc.			CNOOC Finance 2015 Australia Pty,
6.000% due 04/01/23 (Þ)	1,750	1,784	Ltd.
Zebra Technologies Corp.			2.625% due 05/05/20	200		197
7.250% due 10/15/22 (Þ)	1,000	1,091	Colombia Government International
Zions Bancorporation			Bond
Series J			2.625% due 03/15/23	200		181
7.200% due 09/29/49 (ƒ)	125	135	ConvaTec Finance International SA
			8.250% due 01/15/19 (Þ)	750		748
		49,293	Cooperatieve Centrale Raiffeisen-
International Debt - 8.8%			Boerenleenbank BA
1011778 BC ULC / New Red Finance,			11.000% due 06/29/49 (ƒ)(Þ)	100		124
Inc.			Costa Rica Government International
4.625% due 01/15/22 (Å)	500	508	Bond
1011778 BC ULC/New Red Finance,			Series REGS
Inc.			4.375% due 04/30/25	125		108
6.000% due 04/01/22 (Þ)	1,275	1,334	Credit Agricole SA
Actavis Funding SCS			Series REGS
3.450% due 03/15/22	40	40	4.375% due 03/17/25	200		197
3.800% due 03/15/25	80	79	Croatia Government International Bond
4.550% due 03/15/35	75	71
AerCap Ireland Capital, Ltd. / AerCap			Series REGS
			6.625% due 07/14/20	180		196
Global Aviation Trust			Dai-ichi Life Insurance Co., Ltd. (The)
Series WI
3.750% due 05/15/19	150	152	7.250% due 12/29/49 (ƒ)(Þ)	100		117
Albemarle Corp.			Delhaize Group
1.875% due 12/08/21	100	106	5.700% due 10/01/40	10		11
Aquarius & Investments PLC for Swiss			Delta 2 Lux Sarl Covenant-Lite Lien
Reinsurance Co., Ltd.			Term Loan B
8.250% due 09/29/49 (ƒ)	200	218	7.750% due 07/29/22 (Ê)	500		476
ArcelorMittal			Delta 2 Lux Sarl Covenant-Lite Term
			Loan B3
5.125% due 06/01/20	50	48	4.750% due 07/30/21 (Ê)	1,000		980
6.000% due 08/05/20	95	90	Dominican Republic International Bond
Argentine Republic Government
			Series REGS
International Bond			7.500% due 05/06/21	100		109
Series 1
8.750% due 06/02/17	75	82	7.450% due 04/30/44	240		253
Series NY			Ecopetrol SA
3.750% due 03/31/19	215	136	4.125% due 01/16/25	60		53
8.280% due 12/31/33	380	422	Ecuador Government International Bond
AXA SA			Series REGS
6.463% due 12/14/18 (ƒ)(Þ)	125	130	7.950% due 06/20/24	230		175
Baidu, Inc.			EDP Finance BV
3.250% due 08/06/18	200	204	4.900% due 10/01/19 (Þ)	100		104
Bank of America Corp.			Egypt Government International Bond
4.625% due 09/14/18	135	163	Series REGS
Barclays PLC			5.750% due 04/29/20	140		144
4.375% due 09/11/24	200	196	El Salvador Government International
BAT International Finance PLC			Bond

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 667

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
	Principal		Fair			Principal	Fair
	Amount ($)		Value			Amount ($)	Value
	or Shares		$			or Shares	$
Series REGS					7.500% due 12/31/49 (ƒ)	300		319
6.375% due 01/18/27		120		107	Mallinckrodt International Finance SA /
Embraer Netherlands Finance BV					Mallinckrodt CB LLC
5.050% due 06/15/25		75		72	5.625% due 10/15/23 (Å)	28		26
Emirates Telecommunications Group					Methanex Corp.
Co. PJSC					3.250% due 12/15/19	40		39
Series GMTN					Mexico Government International Bond
2.375% due 06/18/19		200		201	6.050% due 01/11/40	95		107
Enel SpA					4.750% due 03/08/44	290		276
8.750% due 09/24/73 (Þ)		200		231	4.600% due 01/23/46	115		107
Evergreen Skills Lux Sarl 2nd Lien Term					Mitsui Sumitomo Insurance Co., Ltd.
Loan					7.000% due 03/15/72 (Þ)	100		116
9.250% due 04/28/22 (Ê)		500		377	Mood Media Corp. Term Loan
Ghana Government International Bond					7.000% due 05/01/19 (Ê)	125		122
Series REGS					Morgan Stanley
7.875% due 08/07/23		200		172	1.875% due 03/30/23	100		112
Global SC Finance II SRL					Namibia International Bonds
Series 2014-1A Class A1					5.250% due 10/29/25 (Þ)	20		20
3.190% due 07/17/29 (Þ)		219		214	OCP SA
Guatemala Government Bond					Series REGS
Series REGS					5.625% due 04/25/24	200		209
5.750% due 06/06/22		10		10	Ooredoo International Finance, Ltd.
4.875% due 02/13/28		10		10	Series REGS
Houghton Mifflin Harcourt Publishers,					5.000% due 10/19/25	200		219
Inc. Term Loan B					Panama Government International Bond
4.000% due 05/29/21 (Ê)		499		491	4.000% due 09/22/24	135		136
Hungary Government International Bond					3.750% due 03/16/25	200		198
5.375% due 02/21/23		250		275	8.875% due 09/30/27	35		49
ICICI Bank, Ltd./Hong Kong					6.700% due 01/26/36	125		155
Series REGS					Parq Holdings, LP 1st Lien Term Loan
5.750% due 11/16/20		100		112	8.500% due 12/17/20 (Ê)	139		136
Indonesia Government International					Parq Holdings, LP Term Loan
Bond					8.500% due 12/17/20 (Ê)	681		667
Series REGS					Pernod Ricard SA
5.875% due 03/13/20		80		89	5.500% due 01/15/42 (Þ)	150		155
4.125% due 01/15/25		240		234	Pertamina Persero PT
7.750% due 01/17/38		80		99	Series REGS
5.125% due 01/15/45		100		94	4.300% due 05/20/23	200		189
Itau Unibanco Holding SA/Cayman					Petrobras Global Finance BV
Island
2.850% due 05/26/18 (Þ)		200		194	3.214% due 03/17/20 (Ê)	195		149
Ivory Coast Government International					Petroleos de Venezuela SA
Bond					Series REGS
Series REGS					8.500% due 11/02/17	120		73
5.750% due 12/31/32		540		481	6.000% due 05/16/24	100		36
Jamaica Government International Bond					Philip Morris International, Inc.
8.000% due 06/24/19		35		38	1.750% due 03/19/20	140		161
6.750% due 04/28/28		40		41	Playa Resorts Holding BV 1st Lien Term
JPMorgan Chase & Co.					Loan B
1.500% due 01/27/25		165		179	4.000% due 08/09/19 (Ê)	497		490
Kazakhstan Government International					Poland Government International Bond
Bond					6.375% due 07/15/19	50		58
Series REGS					5.125% due 04/21/21	25		28
3.875% due 10/14/24		240		225	5.000% due 03/23/22	72		81
KazMunayGas National Co. JSC					3.000% due 03/17/23	130		131
Series REGS					4.000% due 01/22/24	25		27
9.125% due 07/02/18		100		110	QBE Insurance Group, Ltd.
Linxens France SA 2nd Lien Term Loan					6.750% due 12/02/44	200		207
1.000% due 07/15/23 (Þ)		310		305	Republic of Paraguay
Lithuania Government International					Series REGS
Bond					6.100% due 08/11/44	145		147
Series REGS					Romania Government International Bond
7.375% due 02/11/20		200		240	Series REGS
Lloyds Bank PLC					6.125% due 01/22/44	110		130
2.350% due 09/05/19		200		200	Royal Bank of Scotland Group PLC
Lloyds Banking Group PLC					6.100% due 06/10/23	30		33
4.500% due 11/04/24		200		203	5.125% due 05/28/24	200		205

See accompanying notes which are an integral part of the financial statements.

668 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
7.648% due 09/30/49 (ƒ)	100	124	Loan Agreements - 18.1%
7.500% due 12/29/49 (ƒ)	200	207	99 Cents Only Stores LLC Covenant-Lite
Russian Foreign Bond - Eurobond			Term Loan B2
Series REGS			1.000% due 01/13/19 (Ê)	50	40
4.875% due 09/16/23	200	207	ABG Intermediate Holdings 2, LLC 1st
7.500% due 03/31/30	89	106	Lien Term Loan
SGSP Australia Assets Pty, Ltd.			5.500% due 05/27/21 (Ê)	116	115
Series EMTN			ABG Intermediate Holdings 2, LLC
2.000% due 06/30/22	100	110	Incremental Covenant-Lite Term Loan
Simon Property Group, LP			1.000% due 05/27/21 (Ê)	9	9
2.375% due 10/02/20	100	117	AF Borrower LLC 2nd Lien Term Loan
Sky PLC			10.000% due 12/02/22	900	883
			Alvogen Pharmaceutical US, Inc. Term
Series REGS			Loan
3.750% due 09/16/24	200	199	6.000% due 04/02/22 (Ê)	1,316	1,290
Slovenia Government International Bond			American Airlines, Inc. Term Loan
Series REGS			3.250% due 05/21/20 (Ê)	500	495
5.850% due 05/10/23	400	463	American Pacific Corp. 1st Lien Term
5.250% due 02/18/24	200	224	Loan B
South Africa Government International			7.000% due 02/27/19 (Ê)	125	124
Bond			Ancestry.com Inc. Term Loan B
5.875% due 05/30/22	100	110	5.000% due 08/17/22	1,100	1,097
5.375% due 07/24/44	120	117	AP Gaming I LLC 1st Lien Term Loan B
Sri Lanka Government International			9.250% due 12/20/20 (Ê)	249	243
Bond			Arctic Glacier USA, Inc. Covenant-Lite
6.850% due 11/03/25 (Þ)	130	129	Term Loan
Standard Chartered PLC			6.000% due 05/13/19 (Ê)	386	365
3.950% due 01/11/23 (Þ)	200	196	AssuredPartners Capital, Inc. 1st Lien
SUAM Finance BV			Term Loan
Series REGS			5.750% due 10/06/22	214	214
4.875% due 04/17/24	100	103	Asurion LLC Covenant-Lite 2nd Lien
Sumitomo Life Insurance Co.			Term Loan
6.500% due 09/20/73 (Þ)	200	225	8.500% due 03/03/21 (Ê)	250	224
Talisman Energy, Inc.			Asurion LLC Covenant-Lite Term Loan
5.850% due 02/01/37	40	31	B4
Teine Energy, Ltd.			5.000% due 08/04/22 (Ê)	998	941
6.875% due 09/30/22 (Þ)	80	72	Avaya, Inc. Term Loan
Telecom Italia Capital SA			6.250% due 05/29/20 (Ê)	1,988	1,522
6.000% due 09/30/34	80	75	Berlin Packaging LLC 2nd Lien Term
Telefonica Emisiones SAU			Loan
5.462% due 02/16/21	180	201	7.750% due 10/01/22 (Ê)	1,000	980
7.045% due 06/20/36	20	24	BioScrip, Inc. Covenant-Lite 1st Lien
Travelport Finance Sarl Term Loan B			Term Loan B
5.750% due 09/02/21	125	124	6.500% due 07/31/20 (Ê)	834	759
Turkey Government International Bond			BioScrip, Inc. Covenant-Lite Term Loan
7.375% due 02/05/25	130	155	6.500% due 07/31/20 (Ê)	501	456
4.250% due 04/14/26	50	48	Blue Coat Systems, Inc. Term Loan
UBS Group AG			4.500% due 05/26/22 (Ê)	500	496
7.125% due 12/29/49 (ƒ)	200	209	BMC Software Finance, Inc. Term Loan
Ukraine Government International Bond			5.000% due 09/10/20 (Ê)	497	447
Series REGS			BWAY Holding Co. Covenant-Lite Term
6.750% due 11/14/17	225	176	Loan B
7.750% due 09/23/20	325	254	5.500% due 08/14/20 (Ê)	497	499
Vale Overseas, Ltd.			Caesars Entertainment Corp. 1st Lien
6.875% due 11/21/36	75	61	Term Loan B
Venezuela Government International			7.000% due 10/11/20 (Ê)	995	940
			Calpine Construction Finance Co., LP
Bond			Term Loan B1
Series REGS			3.000% due 05/03/20 (Ê)	497	484
6.000% due 12/09/20	60	23	Camping World, Inc. Covenant-Lite 1st
8.250% due 10/13/24	330	125	Lien Term Loan B
Vietnam Government International Bond			5.250% due 02/20/20 (Ê)	487	485
Series REGS			Cast & Crew Payroll, LLC 2nd Lien Term
6.750% due 01/29/20	15	16	Loan
4.800% due 11/19/24	15	15	8.750% due 07/23/23	250	247
WPP Finance			Cengage Learning Acquisitions, Inc.
5.625% due 11/15/43	80	83	Covenant-Lite 1st Lien Term Loan
		24,405	7.000% due 03/31/20 (Ê)	486	482
			Chemours Co. Term Loan B

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 669

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
	Principal		Fair			Principal	Fair
	Amount ($)		Value			Amount ($)	Value
	or Shares		$			or Shares	$
3.750% due 05/22/22		499		456	10.500% due 02/06/22 (Ê)	250	232
Chrysler Group LLC 1st Lien Term					J Crew Group, Inc. Covenant-Lite Term
Loan B					Loan B
3.250% due 12/31/18 (Ê)		995		991	4.000% due 03/05/21 (Ê)	100	73
CHS/Community Health Systems, Inc.					Jill Acquisition LLC Term Loan
1st Lien Term Loan H					6.000% due 05/04/22	525	518
4.000% due 01/27/21 (Ê)		998		994	Koosharem LLC Term Loan
Cincinnati Bell, Inc. 1st Lien Term					7.500% due 05/16/20 (Ê)	497	487
Loan B					La Quinta Intermediate Holdings LLC
4.000% due 09/10/20 (Ê)		497		491	Covenant-Lite Term Loan B
Commercial Barge Line Co. 2nd Lien					3.750% due 04/14/21 (Ê)	116	115
Term Loan					LTS Buyer LLC 2nd Lien Term Loan
10.750% due 03/22/20 (Ê)		500		507	8.000% due 04/01/21 (Ê)	320	311
Communications Sales & Leasing, Inc.					MCC Iowa LLC Term Loan H
Covenant-Lite Term Loan B					3.250% due 01/29/21 (Ê)	497	489
5.000% due 10/16/22 (Ê)		998		940	Media General, Inc. 1st Lien Term Loan
Compuware Corp. Term Loan B2					B
6.250% due 12/15/21 (Ê)		995		942	4.000% due 07/31/20 (Ê)	462	462
Connolly Corp. Covenant-Lite 2nd Lien					Mergermarket USA, Inc. 1st Lien Term
Term Loan					Loan
8.000% due 05/14/22 (Ê)		510		506	4.500% due 02/04/21 (Ê)	995	969
CPI Card Group, Inc. Covenant-Lite					Millennium Laboratories, Inc. Term
Term Loan B					Loan B
6.750% due 08/17/22 (Ê)		185		185	5.250% due 04/16/21 (Ê)	249	88
Creative Artists Agency LLC Covenant-					MSC.Software Corp. 1st Lien Term Loan
Lite Term Loan B					5.000% due 05/29/20 (Ê)	497	489
5.500% due 12/12/21 (Ê)		250		250	National Vision, Inc. Covenant-Lite 2nd
Crowne Group LLC 1st Lien Term Loan					Lien Term Loan
6.000% due 09/29/20		249		247	6.750% due 03/13/22 (Ê)	1,280	1,235
CSC Holdings LLC Term Loan					Navistar, Inc. 1st Lien Term Loan B
5.000% due 09/21/22		250		251	6.500% due 08/07/20 (Ê)	250	235
Dell International LLC Term Loan B2					New Albertson's, Inc. Term Loan B
4.000% due 04/29/20 (Ê)		499		498	4.750% due 06/27/21 (Ê)	497	494
Dollar Tree, Inc. 1st Lien Term Loan B1					nTelos, Inc. Term Loan B
3.500% due 03/09/22 (Ê)		833		834	5.750% due 11/09/19 (Ê)	205	203
Eastman Kodak Co.1st Lien Term Loan					Numericable US LLC 1st Lien Term
7.250% due 09/03/19 (Ê)		249		236	Loan B1
eResearchTechnology, Inc. Term Loan B					4.500% due 05/21/20 (Ê)	267	263
5.500% due 05/11/22 (Ê)		499		494	Numericable US LLC 1st Lien Term
First Data Corp. Term Loan					Loan B2
3.947% due 06/23/22	1,000			997	4.500% due 05/21/20 (Ê)	231	228
Fitness International LLC Covenant-Lite					Numericable US LLC Term Loan
Term Loan B					1.000% due 01/31/23	250	247
5.500% due 07/01/20 (Ê)		125		118	Ocwen Loan Servicing LLC Term Loan B
Foundation Building Materials LLC 2nd					5.500% due 02/15/18 (Ê)	637	637
Lien Term Loan					Patterson Medical Holdings Inc. 2nd
11.500% due 10/06/23		590		555	Lien Term Loan
FPC Holdings, Inc. 1st Lien Term Loan					8.750% due 08/14/23	590	581
5.250% due 11/27/19 (Ê)		497		471	PharMEDium Healthcare Corp.
FULLBEAUTY Brands, Inc. 1st Lien					Covenant-Lite 2nd Lien Term Loan
Term Loan					7.750% due 01/28/22 (Ê)	1,000	1,002
5.750% due 09/22/22		500		474	Physio-Control International, Inc. 2nd
FULLBEAUTY Brands, Inc. 2nd Lien					Lien Term Loan
Term Loan					10.000% due 05/05/23	1,090	1,019
1.000% due 09/22/23		250		218	PowerTeam Services, LLC Covenant-Lite
GENEX Holdings, Inc. 2nd Lien Term					2nd Lien Term Loan
Loan					8.250% due 11/06/20 (Ê)	250	237
8.750% due 05/30/22 (Ê)		250		239	Pre-Paid Legal Services, Inc. 2nd Lien
Genoa a QoL Healthcare Co LLC 2nd					Term Loan
Lien Term Loan					10.250% due 07/01/20 (Ê)	250	247
8.750% due 04/30/23 (Ê)		154		153	Quincy Newspapers, Inc. Term Loan B
Getty Images, Inc. Covenant-Lite Term					1.000% due 10/13/22	250	248
Loan B					RentPath, Inc. Covenant-Lite 1st Lien
4.750% due 10/18/19 (Ê)		995		664	Term Loan
GTCR Valor Cos., Inc. 1st Lien Term					6.250% due 12/17/21 (Ê)	995	882
Loan					Roundy's Supermarkets, Inc. Covenant-
6.000% due 05/30/21 (Ê)		249		243	Lite 1st Lien Term Loan B
IPC Corp. 2nd Lien Term Loan					5.750% due 03/03/21 (Ê)	125	102

See accompanying notes which are an integral part of the financial statements.

670 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$			or Shares	$
Rovi Solutions Corp. Syndicated Loans			Series 2010-GG10 Class A4B
Covenant-Lite Term Loan B			5.989% due 08/15/45 (Þ)		150		157
3.750% due 07/02/21 (Ê)	125	117					443
Royal Holdings, Inc. Term Loan			Non-US Bonds - 6.7%
8.500% due 06/19/23 (Ê)	390	388	Abbey National Treasury Serices PLC
RPI Finance Trust Term Loan B4			0.875% due 01/13/20	EUR	170		187
3.500% due 12/11/20	497	496	Alimentation Couche-Tard, Inc.
Sage Products Holdings III, LLC 2nd
Lien Term Loan			Series 2
9.250% due 06/13/20 (Ê)	330	330	3.319% due 11/01/19	CAD	170		134
Scientific Games International, Inc. Term			Allianz Finance II BV
Loan B2			5.750% due 07/08/41	EUR	200		256
6.000% due 10/01/21 (Ê)	1,492	1,456	Aquarius & Investments PLC for Zurich
Seaworld Parks & Entertainment, Inc.			Insurance Co., Ltd.
Term Loan B3			4.250% due 10/02/43	EUR	135		163
4.000% due 05/14/20	498	480	Aviva PLC
Signode Industrial Group US, Inc.			6.625% due 06/03/41	GBP	100		167
Covenant-Lite 1st Lien Term Loan B			3.875% due 07/03/44	EUR	100		112
3.750% due 05/01/21 (Ê)	125	123	AXA SA
Sirius Computer Solutions, Inc. 1st Lien			5.250% due 04/16/40	EUR	150		183
Term Loan			Bank Nederlandse Gemeenten NV
1.000% due 10/08/22	500	493	Series EMTN
SIRVA Worldwide, Inc. Term Loan			3.000% due 10/25/21	EUR	75		96
7.500% due 03/27/19 (Ê)	125	119	BMW Finance NV
Spectrum Brands, Inc. Term Loan			3.625% due 01/29/18	EUR	70		82
3.750% due 06/09/22	423	424	BNP Paribas SA
SterlingBackcheck, Inc. 2nd Lien Term			5.750% due 01/24/22	GBP	75		129
Loan			2.375% due 02/17/25	EUR	100		107
8.750% due 06/08/23	660	655	BNZ International Funding, Ltd.
The Active Network, Inc. 1st Lien Term			Series GMTN
Loan			4.000% due 03/08/17	EUR	70		81
5.500% due 11/15/20 (Ê)	497	492	Brazil Letras do Tesouro Nacional
Transdigm, Inc. Term Loan E			Series LTN
3.500% due 05/14/22 (Ê)	498	487	Zero coupon due 01/01/17	BRL	960		211
Tribune Media Co. Term Loan			Zero coupon due 01/01/19	BRL	3,750		610
3.750% due 12/27/20 (Ê)	499	497	0.010% due 07/01/19	BRL	300		45
TTM Technologies, Inc. 1st Lien Term			Brazil Notas do Tesouro Nacional Serie B
Loan			Series NTNB
6.000% due 05/07/21	499	466	6.000% due 08/15/50	BRL	160		98
TWCC Holding Corp. 2nd Lien			Brazil Notas do Tesouro Nacional Serie F
Covenant-Lite Term Loan
7.000% due 06/26/20 (Ê)	375	374	Series NTNF
TWCC Holding Corp. Extended Term			10.000% due 01/01/23	BRL	790		164
Loan			10.000% due 01/01/25	BRL	1,290		256
5.750% due 02/13/20 (Ê)	125	125	Bundesrepublik Deutschland
Valeant Pharmaceuticals International,			1.500% due 05/15/24	EUR	390		471
Inc. 1st Lien Term Loan B			Canadian Government Bond
4.000% due 04/02/22 (Ê)	995	924	2.750% due 06/01/22	CAD	125		105
Visant Corp. Covenant-Lite Term Loan			Carrefour SA
7.000% due 09/23/21 (Ê)	468	466	1.750% due 07/15/22	EUR	100		114
William Morris Endeavor Entertainment			Centrica PLC
LLC Covenant-Lite Term Loan			4.375% due 03/13/29	GBP	100		162
5.250% due 05/06/21 (Ê)	497	496	Claris ABS
World Endurance Holdings Term Loan			Series 2012-1 Class REGS
5.250% due 06/26/21 (Ê)	125	124	0.412% due 10/31/60 (Ê)	EUR	60		64
Zebra Technologies Corp. Term Loan			Colombian TES
4.750% due 10/27/21 (Ê)	1,444	1,452	Series B
		49,868	10.000% due 07/24/24	COP	1,759,000		690
Mortgage-Backed Securities - 0.2%			6.000% due 04/28/28	COP	445,000		127
COMM Mortgage Trust			Deutsche Bahn Finance BV
Series 2014-KYO Class A			2.500% due 09/12/23	EUR	115		142
1.092% due 06/11/27 (Ê)(Þ)	150	149	Enel Finance International NV
JPMorgan Chase Commercial Mortgage			5.625% due 08/14/24	GBP	80		143
Securities Trust			5.750% due 09/14/40	GBP	50		90
Series 2006-LDP9 Class A3			European Investment Bank
5.336% due 05/15/47	134	137	2.750% due 09/15/21	EUR	225		284
Morgan Stanley Re-REMIC Trust			Fonterra Co.-operative Group, Ltd.
			4.500% due 06/30/21	AUD	200		148

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 671

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
		Principal	Fair				Principal	Fair
	Amount ($)		Value			Amount ($)		Value
	or Shares		$				or Shares	$
Hungary Government Bond					Province of Ontario Canada
Series 18/C					4.650% due 06/02/41	CAD	80	75
2.500% due 06/22/18	HUF	16,050		57	Romania Government Bond
Series 19/A					Series 10YR
6.500% due 06/24/19	HUF	93,960		381	5.950% due 06/11/21	RON	450	130
Series 20/B					Series 10Y
3.500% due 06/24/20	HUF	4,300		16	4.750% due 02/24/25	RON	450	123
Series 25/B					Romania Government International Bond
5.500% due 06/24/25	HUF	93,870		389	Series EMTN
Iberdrola Finanzas SAU					2.875% due 10/28/24	EUR	50	57
6.000% due 07/01/22	GBP	50		91	RTE Reseau de Transport d'Electricite
Indonesia Treasury Bond					SA
Series FR56					1.625% due 10/08/24	EUR	100	112
8.375% due 09/15/26	IDR	763,000		54	2.750% due 06/20/29	EUR	100	118
Series FR68					Russian Federal Bond - OFZ
8.375% due 03/15/34	IDR	944,000		64	Series 6208
Series FR69					7.500% due 02/27/19	RUB	12,410	181
7.875% due 04/15/19	IDR	4,369,000		310	Series 6209
Series FR70					7.600% due 07/20/22	RUB	6,540	91
8.375% due 03/15/24	IDR	2,881,000		205	Series 6211
Series FR71					7.000% due 01/25/23	RUB	22,190	297
					Series 6215
9.000% due 03/15/29	IDR	10,418,000		756	7.000% due 08/16/23	RUB	7,020	93
Kelda Finance No. 3 PLC					Santander Issuances SAU
Series REGS					2.500% due 03/18/25	EUR	100	105
5.750% due 02/17/20	GBP	100		161	Siviglia SPV SRL
KFW					Series 2012-1 Class A
1.625% due 01/15/21	EUR	95		113	0.498% due 10/25/55 (Ê)	EUR	65	70
Malaysia Government Bond					Societe Generale SA
Series 0114					2.625% due 02/27/25	EUR	100	107
4.181% due 07/15/24	MYR	1,670		389	South Africa Government Bond
Series 0115					Series 2032
3.955% due 09/15/25	MYR	1,250		287	8.250% due 03/31/32	ZAR	650	45
Series 0210					Series R186
4.012% due 09/15/17	MYR	240		57	10.500% due 12/21/26	ZAR	10,830	903
Series 0215					Series R203
3.795% due 09/30/22	MYR	240		55	8.250% due 09/15/17	ZAR	2,210	163
Series 0414					Series R214
3.654% due 10/31/19	MYR	1,370		318	6.500% due 02/28/41	ZAR	4,350	236
Mexican Bonos					Standard Chartered PLC
Series M 20					4.000% due 10/21/25	EUR	100	113
10.000% due 12/05/24	MXN	10,242		794	Telefonica Emisiones SAU
Series M 30					5.375% due 02/02/26	GBP	50	85
10.000% due 11/20/36	MXN	2,764		230	Telstra Corp., Ltd.
Series M					4.500% due 11/13/18	AUD	170	127
5.000% due 12/11/19	MXN	10,017		605	Tesco PLC
Muenchener Rueckversicherungs-					5.000% due 03/24/23	GBP	70	106
Gesellschaft AG in Muenchen					Thailand Government Bond
6.000% due 05/26/41	EUR	100		131	3.250% due 06/16/17	THB	13,960	403
NWEN Finance PLC					3.875% due 06/13/19	THB	3,000	90
5.875% due 06/21/21	GBP	100		161	3.850% due 12/12/25	THB	17,120	532
Peruvian Government International Bond					Travis Perkins PLC
Series REGS					4.375% due 09/15/21	GBP	100	156
6.950% due 08/12/31	PEN	160		47	Turkey Government Bond
6.900% due 08/12/37	PEN	540		154	8.000% due 03/12/25	TRY	2,040	633
Poland Government Bond					Series 5Y
Series 0718					6.300% due 02/14/18	TRY	1,280	407
2.500% due 07/25/18	PLN	90		24	United Kingdom Gilt
Series 0725					3.250% due 01/22/44	GBP	35	61
3.250% due 07/25/25	PLN	1,160		315	Vier Gas Transport GmbH
Series 0922					2.000% due 06/12/20	EUR	100	116
5.750% due 09/23/22	PLN	1,460		457	Virgin Media Finance PLC
Series 1019					6.375% due 10/15/24 (Þ)	GBP	100	157
5.500% due 10/25/19	PLN	250		74	WPP Finance Deutschland GmbH
Province of Manitoba Canada					1.625% due 03/23/30	EUR	100	97
4.400% due 09/05/25	CAD	165		146				18,451

See accompanying notes which are an integral part of the financial statements.

672 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
United States Government Treasuries - 0.2%			Amec Foster Wheeler PLC - GDR	16,818	184
United States Treasury Notes			BP PLC - ADR	19,195	685
0.625% due 09/30/17	105	105	BP PLC	40,458	240
0.875% due 10/15/18	195	194	Cenovus Energy, Inc.	20,572	306
1.500% due 12/31/18	150	152	Cheniere Energy, Inc.(Æ)	7,001	347
		451	Chevron Corp.	2,955	269
Total Long-Term Investments			ConocoPhillips	6,017	321
			Devon Energy Corp.	5,137	215
(cost $150,949)		143,283	Enterprise Products Partners, LP	11,302	312
Common Stocks - 37.3%			Exxaro Resources, Ltd.(Æ)	41,689	172
Consumer Discretionary - 2.7%			Exxon Mobil Corp.	6,908	572
BAE Systems PLC	76,718	520	Hanergy Thin Film Power Group, Ltd.
Barratt Developments PLC	37,248	351		205,123	103
			(Æ)
Belmond, Ltd. Class A(Æ)	3,783	41	Kinder Morgan, Inc.	33,407	914
Berkeley Group Holdings PLC	4,265	218	Occidental Petroleum Corp.	6,449	481
Daimler AG	3,134	272	Royal Dutch Shell PLC Class A	33,867	883
Diageo PLC	9,699	280	Royal Dutch Shell PLC Class A
G4S PLC	68,544	256	- ADR(Æ)	7,378	387
Grupo Televisa SAB - ADR	13,707	399	SemGroup Corp. Class A	1,833	83
Home Depot, Inc.	1,755	217	Statoil ASA Class N	24,575	397
Hugo Boss AG	165	17	Tallgrass Energy GP, LP Class A	2,280	55
Hyundai Motor Co.	4,974	680	Tatneft PAO	3,555	18
Kongsberg Gruppen ASA	924	15	TGS Nopec Geophysical Co. ASA - ADR	1,119	22
Matas A/S	13,596	246	Total SA	8,439	409
McDonald's Corp.	4,446	499	Vermilion Energy, Inc.	1,667	59
Mediaset Espana Comunicacion SA	15,898	193	Williams Cos., Inc. (The)	6,215	245
Metropole Television SA	11,376	219			7,743
Mr Price Group, Ltd.(Æ)	615	9
Pearson PLC	15,699	208
Persimmon PLC Class A(Æ)	11,326	347	Financial Services - 10.2%
			Aberdeen Asset Management PLC	35,685	190
RAI Way SpA(Þ)	13,226	67	ACE, Ltd.	2,412	274
Regal Entertainment Group Class A	10,241	199	Aegon NV	5,800	36
Secom Co., Ltd.	4,861	323	Aeon Mall Co., Ltd.	2,600	43
Shaw Communications, Inc. Class B	9,871	205	Aflac, Inc.	2,491	159
Shingakukai Co., Ltd.	18,484	111	Alexander Forbes Group Holdings, Ltd.	75,583	48
Societe Television Francaise 1	11,079	143	Allianz SE	2,014	353
Stock Spirits Group PLC	120,703	354	Ally Financial, Inc.(Æ)	25,724	512
Taylor Wimpey PLC	121,289	369	alstria office REIT-AG(Æ)(ö)	3,016	42
Vivendi SA - ADR	17,602	424	American Capital Agency Corp.(ö)	9,252	165
Wal-Mart Stores, Inc.	1,295	74	Amlin PLC	35,423	360
		7,256	Apartment Investment & Management	3,771	148
			Co. Class A(ö)
Consumer Staples - 3.8%			Arthur J Gallagher & Co.	3,331	146
Altria Group, Inc.	10,923	661	AXA SA	16,594	443
British American Tobacco PLC	9,088	539	Bank Handlowy w Warszawie SA	9,161	186
Coca-Cola Co. (The)	34,297	1,453	Bank of Communications Co., Ltd. Class	204,188	150
Imperial Tobacco Group PLC	8,522	459	H
Japan Tobacco, Inc.	2,000	69	Bank of Queensland, Ltd.	6,019	56
Kimberly-Clark Corp.	3,067	367	Bank Pekao SA	1,324	51
KT&G Corp.	1,599	160	Bankinter SA	6,643	48
PepsiCo, Inc.	13,102	1,339	Banque Cantonale Vaudoise	217	134
Philip Morris International, Inc.	8,574	758	Barclays Africa Group, Ltd. - ADR	16,395	210
Procter & Gamble Co. (The)	20,626	1,575	Bendigo & Adelaide Bank, Ltd.	14,070	107
Reynolds American, Inc.	12,279	593	Beni Stabili SpA SIIQ(ö)	88,290	73
Rite Aid Corp.(Æ)	42,019	331	Big Yellow Group PLC(ö)	6,348	73
Swedish Match AB	21,219	667	Brixmor Property Group, Inc.(ö)	1,319	34
Sysco Corp.	10,774	445	CapitaLand, Ltd.	27,800	61
Tesco PLC(Æ)	185,390	522	CBL & Associates Properties, Inc.(ö)	2,500	63
Unilever NV	9,380	423	Charles Schwab Corp. (The)	5,747	175
Wesfarmers, Ltd.	4,502	126	Chesapeake Lodging Trust(ö)	2,000	54
Woolworths, Ltd.	1,858	32	Cheung Kong Property Holdings, Ltd.	28,000	196
		10,519	China CITIC Bank Corp., Ltd. Class	440,000	284
			H(Æ)
			China Construction Bank Corp. Class H	256,000	185
Energy - 2.8%			China Everbright Bank Co., Ltd. Class H	137,742	67
8Point3 Energy Partners, LP Class A(Æ)	1,831	25
AltaGas, Ltd. - ADR	1,502	39	China Life Insurance Co., Ltd. Class H	38,126	137
			Cincinnati Financial Corp.	2,399	145

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 673

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value			Amount ($)	Value
	or Shares	$			or Shares	$
CIT Group, Inc.	17,580		756	Mapfre SA	3,820	11
Citigroup, Inc.(ƒ)	1,000		28	Mercury General Corp.	2,319	125
Citizens Financial Group, Inc.	27,414		666	Meritz Securities Co., Ltd.	7,270	32
CK Hutchison Holdings, Ltd.	20,219		276	Mid-America Apartment Communities,	903	77
CME Group, Inc. Class A	2,683		253	Inc.(ö)
CNP Assurances	1,856		26	Mitsubishi Estate Co., Ltd.	6,000	128
Colony Capital, Inc.(ö)	1,000		26	Mitsui Fudosan Co., Ltd.	6,000	163
Commonwealth Bank of Australia - ADR	3,270		179	MMI Holdings, Ltd.	6,113	11
Corrections Corp. of America(ö)	10,092		288	Mori Hills REIT Investment Corp. Class	38	47
Credit Agricole SA	4,446		56	A(ö)
Crown Castle International Corp.	1,588		136	Moscow Exchange MICEX-RTS PJSC	197,082	277
CyrusOne, Inc.(ö)	1,280		45	Muenchener Rueckversicherungs-	5,269	1,052
DDR Corp.(ö)	9,383		173	Gesellschaft AG in Muenchen
Derwent London PLC(ö)	797		48	National Retail Properties, Inc.(ö)	2,200	55
Deutsche Bank AG	9,494		266	New World Development Co., Ltd.	78,000	83
Deutsche Boerse AG	225		21	NN Group NV	3,093	97
Deutsche Wohnen AG	4,379		123	Nomura Holdings, Inc.	44,400	278
				Nomura Real Estate Master Fund, Inc.
Digital Realty Trust, Inc.(ƒ)	2,100		54		30	38
Direct Line Insurance Group PLC	44,014		267	(Æ)(ö)
				Nordea Bank AB	19,776	218
Douglas Emmett, Inc.(ö)	2,072		63	NorthStar Realty Finance Corp.	2,100	50
DuPont Fabros Technology, Inc.(ƒ)	2,000		51	NSI NV(ö)	14,055	61
Education Realty Trust, Inc.(ö)	1,623		58	Omega Healthcare Investors, Inc.(ö)	4,170	144
Empire State Realty Trust, Inc. Class	2,794		50	Pennsylvania Real Estate Investment
A(ö)					1,939	50
Equity Residential(ö)	3,001		232	Trust(ƒ)
				People's United Financial, Inc.	12,647	202
Euler Hermes Group	1,318		123	PS Business Parks, Inc.(ƒ)	4,711	119
Eurobank Ergasias SA(Æ)	10,384,307		353	Public Storage(ƒ)(ö)	2,579	368
Euronext NV(Þ)	5,637		247	QTS Realty Trust, Inc. Class A(ö)	1,116	48
Extra Space Storage, Inc.(ö)	1,806		143	Regency Centers Corp.(ƒ)(ö)	3,441	192
Federation Centres(ö)	45,275		94	RMB Holdings, Ltd.	7,460	36
Fifth Third Bancorp	24,595		469	Royal Bank of Canada - GDR	466	27
Fonciere Des Regions(ö)	725		68	Sampo Oyj Class A	9,865	481
Global Logistic Properties, Ltd.	37,757		60	SBI Holdings, Inc.	22,800	257
GLP J-Reit(ö)	41		41	Scentre Group(ö)	36,874	109
Gramercy Property Trust, Inc.(ö)	1,569		36	SCOR SE - ADR	9,500	353
Great-West Lifeco, Inc.	5,007		133	Simon Property Group, Inc.(ö)	2,008	405
Hammerson PLC(ö)	14,597		143	Singapore Exchange, Ltd.	29,700	156
Hang Seng Bank, Ltd.	8,600		157	SL Green Realty Corp.(ö)	912	108
Hannover Rueck SE	2,986		346	Societe Generale SA	920	43
Hatteras Financial Corp.(ö)	11,338		162	Sompo Japan Nipponkoa Holdings, Inc.	9,494	296
HCP, Inc.(ö)	1,474		55	Spirit Realty Capital, Inc.(ö)	6,220	63
Healthcare Trust of America, Inc. Class	1,767		47	St. James's Place PLC	14,367	213
A(ö)
Henderson Land Development Co., Ltd.	8,000		51	Starwood Waypoint Residential Trust(ö)	1,752	43
Hispania Activos Inmobiliarios SA(Æ)	2,495		38	Sun Communities, Inc.(ö)	1,549	104
Hong Kong Exchanges and Clearing,				Sun Hung Kai Properties, Ltd.	10,000	133
Ltd.	9,000		235	Sunstone Hotel Investors, Inc.(ö)	3,016	44
Hongkong Land Holdings, Ltd.	13,700		103	Svenska Handelsbanken AB Class A	19,039	258
Hospitality Properties Trust(ƒ)	2,063		54	T Rowe Price Group, Inc.	111	8
Host Hotels & Resorts, Inc.(ö)	5,085		88	Talanx AG	1,291	41
HSBC Holdings PLC	18,957		148	Thomson Reuters Corp.	705	29
Hulic Reit, Inc.(ö)	56		73	Toronto Dominion Bank	5,828	239
IG Group Holdings PLC	11,743		137	Travelers Cos., Inc. (The)	2,407	272
ING Groep NV	4,371		63	Tryg A/S	13,175	237
Insurance Australia Group, Ltd.	69,988		278	Two Harbors Investment Corp.(ö)	46,257	391
Intact Financial Corp.	1,069		76	UDR, Inc.(ö)	4,170	144
Intesa Sanpaolo SpA	65,419		228	Unibail-Rodamco SE(ö)	1,381	385
Iron Mountain, Inc.(ö)	12,350		378	United Business Media, Ltd.	31,801	250
Japan Retail Fund Investment Corp.(ö)	35		68	Urstadt Biddle Properties, Inc.(ƒ)	3,025	80
Kilroy Realty Corp.(ö)	1,867		123	VEREIT, Inc.(ƒ)	3,300	82
Klepierre - GDR(ö)	4,826		229	Vornado Realty Trust(ƒ)(ö)	4,508	264
Komercni Banka AS	1,077		223	Wells Fargo & Co.	25,768	1,395
Land Securities Group PLC(ö)	5,971		123	Welltower, Inc.(Æ)(ö)	9,310	604
Lazard, Ltd. Class A	5,891		273	Wereldhave NV(ö)	2,737	171
Link Real Estate Investment True (The)				Westfield Corp.(ö)	13,959	102
(ö)	18,000		107	Westpac Banking Corp.	11,208	251
Macerich Co. (The)(ö)	1,275		108	Zions Bancorporation	17,100	492

See accompanying notes which are an integral part of the financial statements.

674 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Zurich Insurance Group AG(Æ)	108	28	Babcock & Wilcox Co. (The) Class W	7,767	220
		27,950	BBA Aviation PLC	42,348	124
			Boeing Co. (The)	1,183	175
Health Care - 3.1%			bpost SA	1,666	42
As One Corp.	3,981	140	Canadian Pacific Railway, Ltd.	434	61
AstraZeneca PLC	2,580	165	Canon, Inc.	13,329	398
AstraZeneca PLC - ADR	11,869	378	Central Japan Railway Co.	500	91
Bristol-Myers Squibb Co.	2,198	145	China Railway Construction Corp., Ltd.	18,723	28
Eli Lilly & Co.	2,030	166	Class H
GlaxoSmithKline PLC - ADR	73,276	1,578	Cobham PLC	104,436	446
Johnson & Johnson	11,172	1,129	COSCO Pacific, Ltd.(Þ)	62,000	80
Medikit Co., Ltd.	621	18	Cosel Co., Ltd.	19,239	187
Medtronic PLC	4,092	302	CRRC Corp., Ltd.(Æ)	142,000	180
Merck & Co., Inc.	7,019	384	Cummins, Inc.	261	27
Nakanishi, Inc.	2,020	69	Danone SA	10,867	756
Novartis AG	8,779	796	Deutsche Post AG	6,468	193
Pfizer, Inc.	40,104	1,356	easyJet PLC	3,480	94
Roche Holding AG	1,915	519	Emerson Electric Co.	3,812	180
Sanofi - ADR	6,307	636	Ferrovial SA	11,464	289
Sonic Healthcare, Ltd.	10,426	143	Flughafen Zuerich AG	421	319
Stryker Corp.	4,849	464	Groupe Eurotunnel SE	29,721	416
			Grupo Aeroportuario del Pacifico SAB de
Takeda Pharmaceutical Co., Ltd.	2,100	102		2,784	253
Valeant Pharmaceuticals International,			CV - ADR
Inc.(Æ)	1,436	134	Hamburger Hafen und Logistik AG	9,825	142
			Kitagawa Industries Co., Ltd.	5,631	62
		8,624	Kuehne & Nagel International AG	727	101
			Lockheed Martin Corp.	2,534	557
Materials and Processing - 2.1%			Macquarie Infrastructure Corp.	1,168	93
Abertis Infraestructuras SA	17,649	293	Nestle SA	8,980	686
Alrosa PAO	176,900	142	Oesterreichische Post AG	1,674	61
Alumina, Ltd.	146,516	113	Orkla ASA	46,929	399
Anglo American Platinum, Ltd.(Æ)	15,403	269	Qantas Airways, Ltd.(Æ)	2,360	7
Atlantia SpA	12,121	336	Raytheon Co.	1,812	213
BASF SE	3,516	288	RR Donnelley & Sons Co.	15,325	258
BHP Billiton, Ltd. - ADR	11,021	181	Secom Joshinetsu Co., Ltd.	4,502	148
CF Industries Holdings, Inc.	5,683	289	Shanghai Electric Group Co., Ltd. Class
Dow Chemical Co. (The)	6,153	318	H	124,669	77
Eregli Demir ve Celik Fabrikalari TAS	5,402	8	Skanska AB Class B	9,911	192
Huntsman Corp.	26,336	347	Teekay Corp.	4,647	149
James Hardie Industries PLC	4,586	60	Unilever PLC	5,995	266
Jiangsu Expressway Co., Ltd. Class H	58,000	78	Union Pacific Corp.	1,215	108
Koza Altin Isletmeleri AS	22,557	127	United Parcel Service, Inc. Class B	1,016	105
Mosaic Co. (The)	6,467	218	United Technologies Corp.	829	82
Nippon Fine Chemical Co., Ltd.	13,141	100	Vinci SA	4,775	322
Nitto FC Co., Ltd.	19,585	159	Waste Management, Inc.	3,479	187
Norsk Hydro ASA	2,178	8	Westshore Terminals Investment Corp.	3,701	62
Novolipetsk Steel OJSC	149,248	183			10,191
OHL Mexico SAB de CV(Æ)	32,608	43

Potash Corp. of Saskatchewan, Inc.	16,351	331	Technology - 4.0%
Rio Tinto PLC	5,071	184	Alphabet, Inc. Class A(Æ)	1,322	975
Siemens AG	1,937	195	America Movil SAB de CV	829,267	740
Sinopec Oilfield Service Corp. Class	179,023	56	Analog Devices, Inc.	625	38
H(Æ)
Soda Sanayii AS	150,913	249	AVX Corp.	6,002	81
Tipco Asphalt PCL(Æ)	313,900	374	BCE, Inc.	12,042	520
Transurban Group - ADR(Æ)	75,535	563	CA, Inc.	1,940	54
Ultrapar Participacoes SA	3,284	57	Cellnex Telecom SAU Class X(Æ)(Þ)	3,257	56
Yara International ASA	4,990	226	Corning, Inc.	3,375	63
Zhejiang Expressway Co., Ltd. Class H	36,000	44	Ei Towers SpA	2,332	141
			Eutelsat Communications SA	5,969	197
		5,839	Icom, Inc.	4,043	84
			Intel Corp.	16,126	546
Producer Durables - 3.7%			International Business Machines Corp.	884	124
3M Co.	1,257	198	Lectra	8,960	106
Accenture PLC Class A	3,719	399	Microchip Technology, Inc.	4,393	212
Aeroports de Paris	771	97	Microsoft Corp.	37,904	1,995
Auckland International Airport, Ltd.	59,511	211	NTT DOCOMO, Inc.	7,839	154
Automatic Data Processing, Inc.	5,177	450

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 675

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Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Oracle Corp.	28,581	1,110	Tokyo Gas Co., Ltd.	9,000	44
QUALCOMM, Inc.	4,810	286	TransCanada Corp.	10,040	338
Rogers Communications, Inc. Class B	31,780	1,265	United Utilities Group PLC	9,521	145
Seagate Technology PLC	7,082	270	Verizon Communications, Inc.	10,770	505
Skyworks Solutions, Inc.	2,492	192	WEC Energy Group, Inc.	8,895	459
Symantec Corp.	2,784	57	Xcel Energy, Inc.	1,267	45
Taiwan Semiconductor Manufacturing	9,871	217			13,562
Co., Ltd. - ADR
Telefonaktiebolaget LM Ericsson Class B	21,902	213	Total Common Stocks
Telenor ASA	11,082	209
Texas Instruments, Inc.	4,345	246	(cost $107,095)		102,769
Vodafone Group PLC	278,514	918	Preferred Stocks - 0.8%
VTech Holdings, Ltd.	1,300	16	Consumer Discretionary - 0.1%
			CHS, Inc.	4,762	132
		11,085	GMAC Capital Trust I	2,000	52

Utilities - 4.9%					184
AGL Energy, Ltd.	3,781	45	Energy - 0.0%
Aguas Andinas SA Class A	94,907	50	Southern Co. (The)	4,700	124
Alliant Energy Corp.	1,199	71
Ameren Corp.	6,857	299	Financial Services - 0.6%
American Water Works Co., Inc.	1,803	103	Aegon NV	2,000	52
APA Group	14,319	94	Allstate Corp. (The)	3,000	81
AT&T, Inc.	15,571	522	American Financial Group, Inc.	2,000	53
Atmos Energy Corp.	660	42	Bank of America Corp.	3,619	95
Canadian Natural Resources, Ltd.	7,756	180	Barclays Bank PLC	3,700	97
CenturyLink, Inc.	13,251	374	BB&T Corp.	1,700	44
China Gas Holdings, Ltd.(Æ)	23,735	38	Charles Schwab Corp. (The)	1,500	39
Chugoku Electric Power Co., Inc. (The)	3,300	50	CoBank ACB	700	72
CMS Energy Corp.	2,250	81	Fifth Third Bancorp	1,500	42
Deutsche Telekom AG	11,734	219	First Republic Bank	2,000	50
Dominion Resources, Inc.	4,392	314	Hanover Insurance Group, Inc. (The)	2,000	51
DTE Energy Co.	1,241	101	Hartford Financial Services Group, Inc.	1,000	31
Duke Energy Corp.	7,851	561	(The)
Edison International	2,657	161	ING Groep NV	2,500	65
Electric Power Development Co., Ltd.	1,500	49	JPMorgan Chase & Co.	1,800	46
Electricite de France SA	13,473	251	Morgan Stanley	9,750	257
Enagas SA	5,408	164	National Westminster Bank PLC	900	23
Enbridge, Inc.	6,717	287	PartnerRe, Ltd.	2,884	82
			PNC Financial Services Group, Inc.
Energy Transfer Equity, LP	4,682	101		1,500	42
			(The)
Engie SA	13,150	230	PrivateBancorp, Inc.	1,092	30
ENN Energy Holdings, Ltd.	8,000	46	RBS Capital Funding Trust VI	1,000	25
Entergy Corp.	5,256	358	Regions Financial Corp.	2,223	59
Eversource Energy	2,997	153	Reinsurance Group of America, Inc.	1,000	29
Exelon Corp.	17,043	476	State Street Corp.	1,000	27
Gas Natural SDG SA	9,526	206	SunTrust Banks, Inc.	1,700	43
National Grid PLC	64,066	912	US Bancorp	1,500	43
NextEra Energy, Inc.	4,675	480	Wells Fargo & Co.	5,075	135
NiSource, Inc.	1,802	34	Wells Fargo Real Estate Investment
Pattern Energy Group, Inc. Class A	4,603	108	Corp.	1,200	32
PG&E Corp.	3,968	212	WR Berkley Corp.	2,000	50
Power Assets Holdings, Ltd.	5,000	50
PPL Corp.	35,728	1,229			1,695
Public Service Enterprise Group, Inc.	869	36	Technology - 0.0%
Scottish & Southern Energy PLC	17,224	402	Qwest Corp.	1,460	37
Sempra Energy	2,460	252
Singapore Telecommunications, Ltd.	80,066	226	Utilities - 0.1%
Snam Rete Gas SpA	31,227	161	Integrys Holding, Inc.	1,000	25
Southern Co. (The)	4,651	210	NextEra Energy Capital Holdings, Inc.	1,700	43
Swisscom AG	766	394	Qwest Corp.	2,000	52
TECO Energy, Inc.	18,297	494	SCE Trust III	1,592	44
Telenet Group Holding NV(Æ)	2,456	143	SCE Trust IV	5,300	140
Telkom SA SOC, Ltd.	2,036	11			304
Telstra Corp., Ltd.	86,024	331	Total Preferred Stocks
TELUS Corp.	6,579	219	(cost $2,293)		2,344
Terna Rete Elettrica Nazionale SpA	87,665	446	Warrants & Rights - 0.0%
Tohoku Electric Power Co., Inc.	3,600	50	Warrants and Rights - 0.0%

See accompanying notes which are an integral part of the financial statements.

676 Russell Multi-Strategy Income Fund

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Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)
	Principal		Fair
	Amount ($)		Value
	or Shares		$
Westpac Banking Corp.(Æ)
2016 Right	487		2

Total Warrants & Rights
(cost $—)			2
Short-Term Investments - 8.7%
Colombian TES
Series B
7.250% due 06/15/16	261,000		91
Malaysia Government Bond
Series 1/06
4.262% due 09/15/16	700		165
Poland Government Bond
Series 1016
4.750% due 10/25/16	1,680		448
Russell U.S. Cash Management Fund	22,661,563	(8)	22,662
Russian Federal Bond - OFZ
Series 6203
6.900% due 08/03/16	4,600		70
Turkey Government Bond
9.000% due 01/27/16	887		303
United States Treasury Notes
1.500% due 07/31/16	110		111
Total Short-Term Investments
(cost $23,956)			23,850
Total Investments 98.8%
(identified cost $284,293)			272,248

Other Assets and Liabilities,
Net - 1.2%			3,419

Net Assets - 100.0%			275,667

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 677

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
0.6%
1011778 BC ULC / New Red Finance, Inc.	05/14/15	500,000	100.00	500	508
Berry Plastics Corp.	09/16/15	28,000	100.00	28	29
Blue Coat Holdings, Inc.	05/19/15	250,000	100.00	250	259
Building Materials Corp. of America	09/22/15	55,000	100.00	55	58
Constellis Holdings LLC / Constellis Finance Corp.	05/06/15	500,000	99.55	498	453
Fresenius US Finance II, Inc.	09/16/15	55,000	100.00	55	56
Frontier Communications Corp.	09/11/15	11,000	100.00	11	12
Hewlett Packard Enterprise Co.	09/30/15	15,000	99.73	15	15
Hewlett Packard Enterprise Co.	09/30/15	40,000	99.93	40	39
Hewlett Packard Enterprise Co.	09/30/15	20,000	99.94	20	19
Hyundai Capital America	10/27/15	55,000	99.94	55	55
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	09/09/15	28,000	100.00	28	26
					1,529
For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

678 Russell Multi-Strategy Income Fund

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Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
MSCI EAFE Mini Index Futures			21	USD	1,845	12/15	51
MSCI Emerging Markets Mini Index Futures			6	USD	253	12/15	11
Russell 1000 Index Mini Futures			6	USD	690	12/15	35
S&P 500 E-Mini Index Futures			126	USD	13,064	12/15	817
S&P E-Mini Consumer Discretionary Select Sector Index Futures			34	USD	2,764	12/15	198
S&P E-Mini Financial Select Sector Index Futures			50	USD	2,996	12/15	133
S&P Mid 400 E-Mini Index Futures			6	USD	865	12/15	20
TOPIX Index Futures			24	JPY	374,040	12/15	244
United States 2 Year Treasury Note Futures			12	USD	2,624	12/15	4
United States 5 Year Treasury Note Futures			37	USD	4,432	12/15	18
United States 10 Year Treasury Note Futures			21	USD	2,681	12/15	23
United States Treasury Long Bond Futures			4	USD	626	12/15	10
Short Positions
Amsterdam Index Futures			2	EUR	185	11/15	(12)
CAC40 10 EURO Index Futures			18	EUR	881	11/15	(62)
DAX Index Futures			2	EUR	541	12/15	(39)
Euro STOXX Index 50 Futures			3	EUR	102	12/15	(5)
FTSE 100 Index Futures			75	GBP	4,740	12/15	(195)
FTSE/MIB Index Futures			2	EUR	224	12/15	(8)
IBEX 35 Index Futures			3	EUR	309	11/15	(9)
MSCI Emerging Markets Mini Index Futures			37	USD	1,561	12/15	(81)
OMXS30 Index Futures			12	SEK	1,795	11/15	(5)
S&P E-Mini Energy Select Sector Index Futures			23	USD	1,562	12/15	(122)
S&P E-Mini Utilities Select Sector Index Futures			96	USD	4,222	12/15	(255)
S&P/TSX 50 Index Futures			7	CAD	1,109	12/15	(5)
SPI 200 Index Futures			9	AUD	1,178	12/15	(26)
United States 10 Year Treasury Note Futures			42	USD	5,363	12/15	(26)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							714

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Bank of America	USD	4		AUD	5	11/04/15	—
Bank of Montreal	USD	469		EUR	420	12/16/15	(7)
Bank of Montreal	USD	654		JPY	79,100	12/16/15	2
Bank of Montreal	AUD	224		USD	157	12/16/15	(3)
Bank of Montreal	CAD	520		USD	393	12/16/15	(4)
Bank of Montreal	CHF	152		USD	156	12/16/15	2
Bank of Montreal	EUR	1,134		USD	1,267	12/16/15	19
Bank of Montreal	GBP	956		USD	1,468	12/16/15	(5)
Bank of Montreal	NOK	2,486		USD	302	12/16/15	9
Bank of Montreal	SEK	722		USD	86	12/16/15	1
Barclays	USD	69		INR	4,489	11/16/15	—
Barclays	USD	90		TRY	263	11/16/15	—
Barclays	HUF	49,319		USD	180	11/16/15	5
BNP Paribas	USD	470		EUR	420	12/16/15	(7)
BNP Paribas	USD	655		JPY	79,100	12/16/15	1
BNP Paribas	AUD	224		USD	156	12/16/15	(3)
BNP Paribas	CAD	520		USD	393	12/16/15	(5)
BNP Paribas	CHF	152		USD	156	12/16/15	2
BNP Paribas	EUR	1,134		USD	1,268	12/16/15	21
BNP Paribas	GBP	956		USD	1,468	12/16/15	(6)
BNP Paribas	NOK	2,486		USD	302	12/16/15	9
BNP Paribas	SEK	722		USD	86	12/16/15	1
Credit Suisse	USD	91		EUR	80	12/16/15	(3)
Credit Suisse	USD	157		EUR	140	12/16/15	(3)
Credit Suisse	USD	179		EUR	160	12/16/15	(3)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 679

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Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
								Unrealized
								Appreciation
			Amount		Amount			(Depreciation)
Counterparty			Sold		Bought		Settlement Date	$
Credit Suisse		USD	590		EUR	525	12/16/15	(12)
HSBC		USD	469		EUR	420	12/16/15	(7)
HSBC		USD	654		JPY	79,100	12/16/15	2
HSBC		AUD	224		USD	157	12/16/15	(3)
HSBC		CAD	520		USD	393	12/16/15	(5)
HSBC		CHF	152		USD	156	12/16/15	2
HSBC		EUR	1,134		USD	1,267	12/16/15	20
HSBC		GBP	956		USD	1,468	12/16/15	(6)
HSBC		NOK	2,486		USD	302	12/16/15	10
HSBC		SEK	722		USD	86	12/16/15	1
JPMorgan Chase		USD	69		INR	4,489	11/16/15	—
Royal Bank of Canada		USD	469		EUR	420	12/16/15	(7)
Royal Bank of Canada		USD	654		JPY	79,100	12/16/15	1
Royal Bank of Canada		AUD	224		USD	156	12/16/15	(3)
Royal Bank of Canada		CAD	520		USD	393	12/16/15	(5)
Royal Bank of Canada		CHF	152		USD	156	12/16/15	2
Royal Bank of Canada		EUR	1,134		USD	1,267	12/16/15	20
Royal Bank of Canada		GBP	956		USD	1,468	12/16/15	(6)
Royal Bank of Canada		NOK	2,486		USD	302	12/16/15	10
Royal Bank of Canada		SEK	722		USD	86	12/16/15	1
Standard Chartered		USD	69		INR	4,489	11/16/15	—
State Street		USD	1,022		CAD	1,320	12/16/15	(12)
State Street		USD	409		EUR	360	12/16/15	(13)
State Street		EUR	6		USD	6	11/02/15	—
UBS		USD	256		CHF	250	12/16/15	(2)
UBS		USD	469		EUR	420	12/16/15	(7)
UBS		USD	69		INR	4,489	11/16/15	—
UBS		USD	442		JPY	53,000	12/16/15	(3)
UBS		USD	654		JPY	79,100	12/16/15	2
UBS		AUD	224		USD	157	12/16/15	(3)
UBS		CAD	520		USD	393	12/16/15	(4)
UBS		CHF	152		USD	156	12/16/15	2
UBS		EUR	1,134		USD	1,267	12/16/15	19
UBS		GBP	956		USD	1,468	12/16/15	(6)
UBS		NOK	2,486		USD	302	12/16/15	9
UBS		SEK	722		USD	86	12/16/15	1
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts								21

Credit Default Swap Contracts

Amounts in thousands

Credit Indices
						Fund (Pays)/
						Receives	Termination	Fair Value
Reference Entity	Counterparty			Notional Amount		Fixed Rate	Date	$
CDX NA High Yield Index	Morgan Stanley			USD	10,600	5.000%	12/20/20	400
Total Fair Value on Open Credit Indices Premiums Paid (Received) - ($20)								400

See accompanying notes which are an integral part of the financial statements.

680 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2015

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$372	$—	$372	0.1
Corporate Bonds and Notes	—	49,293	—	49,293	17.9
International Debt	—	24,405	—	24,405	8.8
Loan Agreements	—	49,868	—	49,868	18.1
Mortgage-Backed Securities	—	443	—	443	0.2
Non-US Bonds	—	18,451	—	18,451	6.7
United States Government Treasuries	—	451	—	451	0.2
Common Stocks
Consumer Discretionary	1,634	5,622	—	7,256	2.7
Consumer Staples	7,522	2,997	—	10,519	3.8
Energy	5,315	2,325	103	7,743	2.8
Financial Services	13,161	14,789	—	27,950	10.2
Health Care	4,458	4,166	—	8,624	3.1
Materials and Processing	1,603	4,236	—	5,839	2.1
Producer Durables	3,784	6,250	157	10,191	3.7
Technology	8,991	2,094	—	11,085	4.0
Utilities	8,855	4,707	—	13,562	4.9
Preferred Stocks
Consumer Discretionary	184	—	—	184	0.1
Energy	124	—	—	124	—*
Financial Services	1,695	—	—	1,695	0.6
Technology	37	—	—	37	—*
Utilities	304	—	—	304	0.1
Warrants & Rights	2	—	—	2	—*
Short-Term Investments	—	23,850	—	23,850	8.7
Total Investments	57,669	214,319	260	272,248	98.8
Other Assets and Liabilities, Net					1.2
					100.0
Other Financial Instruments
Futures Contracts	714	—	—	714	0.3
Foreign Currency Exchange Contracts	—	21	—	21	—*
Credit Default Swap Contracts	—	400	—	400	0.1
Total Other Financial Instruments**	$714	$421	$—	$1,135

* Less than .05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2015 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 681

Russell Investment Company
Russell Multi-Strategy Income Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$—	$174	$—
Variation margin on futures contracts*	1,509	—	—	55
Credit default swap contracts, at fair value	—	400	—	—
Total	$1,509	$400	$174	$55

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$824	$—	$—	$26
Unrealized depreciation on foreign currency exchange contracts	—	—	153	—
Total	$824	$—	$153	$26
			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$197	$—	$—	$19
Options written	17	—	—	—
Credit default swap contracts	—	(267)	—	—
Foreign currency-related transactions**	—	—	215	—
Total	$214	$(267)	$215	$19

Location: Statement of Operations - Net change in unrealized appreciation
(depreciation)
Futures contracts	$685	$—	$—	$29
Credit default swap contracts	—	420	—	—
Foreign currency-related transactions***	—	—	20	—
Total	$685	$420	$20	$29
*		Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
**		Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***		Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

682 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Balance Sheet Offsetting Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$174	$—	$174
Futures Contracts	Variation margin on futures contracts	120	—	120
Credit Default Swap Contracts	Credit default swap contracts, at fair value	400	—	400
Total Financial and Derivative Assets		694	—	694
Financial and Derivative Assets not subject to a netting agreement		(520)	—	(520)
Total Financial and Derivative Assets subject to a netting agreement		$174	$—	$174

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of Montreal	$33	$19	$—	$14
Barclays	6	—	—	6
BNP Paribas	34	21	—	13
HSBC	34	20	—	14
Royal Bank of Canada	33	20	—	13
UBS	34	20	—	14
Total	$174	$100	$—	$74

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 683

Russell Investment Company
Russell Multi-Strategy Income Fund

Balance Sheet Offsetting Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$158	$—	$158
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	153	—	153
Total Financial and Derivative Liabilities		311	—	311
Financial and Derivative Liabilities not subject to a netting agreement		(158)	—	(158)
Total Financial and Derivative Liabilities subject to a netting agreement		$153	$—	$153

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of Montreal	$19	$19	$—	$—
BNP Paribas	21	21	—	—
Credit Suisse	21	—	—	21
HSBC	20	20	—	—
Royal Bank of Canada	20	20	—	—
State Street	26	—	—	26
UBS	26	20	—	6
Total	$153	$100	$—	$53

^ Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

684 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$284,293
Investments, at fair value(>)	272,248
Cash	58
Cash (restricted)(a)(b)	3,350
Foreign currency holdings(^)	366
Unrealized appreciation on foreign currency exchange contracts	174
Receivables:
Dividends and interest	1,878
Dividends from affiliated Russell funds	3
Investments sold	2,155
Fund shares sold	209
Variation margin on futures contracts	120
Prepaid expenses	57
Credit default swap contracts, at fair value	400
Total assets	281,018

Liabilities
Payables:
Due to broker (c)	383
Investments purchased	3,982
Fund shares redeemed	410
Accrued fees to affiliates	152
Other accrued expenses	94
Variation margin on futures contracts	158
Dividends and interest payable	19
Unrealized depreciation on foreign currency exchange contracts	153
Total liabilities	5,351

Net Assets	$275,667

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 685

Russell Investment Company
Russell Multi-Strategy Income Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$285
Accumulated net realized gain (loss)	(1,847)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(12,064)
Futures contracts	714
Credit default swap contracts	420
Foreign currency-related transactions	14
Shares of beneficial interest	289
Additional paid-in capital	287,856
Net Assets	$275,667

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.52
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$10.11
Class A — Net assets	$2,887,506
Class A — Shares outstanding ($.01 par value)	303,151
Net asset value per share: Class C(#)	$9.51
Class C — Net assets	$2,455,710
Class C — Shares outstanding ($.01 par value)	258,222
Net asset value per share: Class E (#)	$9.53
Class E — Net assets	$7,187,211
Class E — Shares outstanding ($.01 par value)	754,352
Net asset value per share: Class S (#)	$9.53
Class S — Net assets	$163,158,981
Class S — Shares outstanding ($.01 par value)	17,113,687
Net asset value per share: Class Y(#)	$9.54
Class Y — Net assets	$99,978,007
Class Y — Shares outstanding ($.01 par value)	10,483,852
Amounts in thousands
(^) Foreign currency holdings - cost	$366
(+) Credit default swap contracts - premiums paid (received)	$(20)
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$22,662

(a) Cash Collateral for Futures	$2,700
(b) Cash Collateral for Swaps	$650
(c) Due to Broker for Swaps	$383
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

686 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Statement of Operations — For the Period Ended October 31, 2015(1)

Amounts in thousands
Investment Income
Dividends	$2,071
Dividends from affiliated Russell funds	19
Interest	3,814
Total investment income	5,904

Expenses
Advisory fees	1,029
Administrative fees	66
Custodian fees	104
Distribution fees - Class A	2
Distribution fees - Class C	5
Transfer agent fees - Class A	2
Transfer agent fees - Class C	1
Transfer agent fees - Class E	2
Transfer agent fees - Class S .	162
Transfer agent fees - Class Y	2
Professional fees	82
Registration fees	50
Shareholder servicing fees - Class C	2
Shareholder servicing fees - Class E	3
Trustees’ fees	4
Printing fees	14
Offering fees	35
Miscellaneous	3
Expenses before reductions	1,568
Expense reductions	(492)
Net expenses	1,076
Net investment income (loss)	4,828

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(2,505)
Futures contracts	216
Options written	17
Credit default swap contracts	(267)
Foreign currency-related transactions	252
Net realized gain (loss)	(2,287)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(12,064)
Futures contracts	714
Credit default swap contracts	420
Foreign currency-related transactions	14
Net change in unrealized appreciation (depreciation)	(10,916)
Net realized and unrealized gain (loss)	(13,203)
Net Increase (Decrease) in Net Assets from Operations	$(8,375)

(1) For the period May 4, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 687

Russell Investment Company
Russell Multi-Strategy Income Fund

Statement of Changes in Net Assets

For the Period Ended
Amounts in thousands	2015 (1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,828
Net realized gain (loss)	(2,287)
Net change in unrealized appreciation (depreciation)	(10,916)
Net increase (decrease) in net assets from operations	(8,375)

Distributions
From net investment income
Class A	(31)
Class C	(22)
Class E .	(69)
Class S	(2,412)
Class Y	(1,619)
Net decrease in net assets from distributions	(4,153)

Share Transactions*
Net increase (decrease) in net assets from share transactions	288,195
Total Net Increase (Decrease) in Net Assets	275,667

Net Assets
Beginning of period	—
End of period	$275,667
Undistributed (overdistributed) net investment income included in net assets	$285

(1) For the period May 4, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

688 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Statement of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the period ended October 31, 2015 were as follows:
	2015	(1)
	Shares		Dollars

Class A
Proceeds from shares sold	349		$3,391
Proceeds from reinvestment of distributions	3		27
Payments for shares redeemed	(49)		(466)
Net increase (decrease)	303		2,952
Class C
Proceeds from shares sold	295		2,871
Proceeds from reinvestment of distributions	2		21
Payments for shares redeemed	(39)		(379)
Net increase (decrease)	258		2,513
Class E
Proceeds from shares sold	785		7,422
Proceeds from reinvestment of distributions	7		69
Payments for shares redeemed	(38)		(361)
Net increase (decrease)	754		7,130
Class S
Proceeds from shares sold	19,539		193,959
Proceeds from reinvestment of distributions	255		2,407
Payments for shares redeemed	(2,680)		(25,926)
Net increase (decrease)	17,114		170,440
Class Y
Proceeds from shares sold	11,736		117,289
Proceeds from reinvestment of distributions	172		1,620
Payments for shares redeemed	(1,424)		(13,749)
Net increase (decrease)	10,484		105,160
Total increase (decrease)	28,913		$288,195

(1) For the period May 4, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 689

Russell Investment Company
Russell Multi-Strategy Income Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2015(6)	10.00	.16	(.50)	(.34)	(.14)	(.14)

Class C
October 31, 2015(6)	10.00	.12	(.49)	(.37)	(.12)	(.12)

Class E
October 31, 2015(6)	10.00	.15	(.48)	(.33)	(.14)	(.14)

Class S
October 31, 2015(6)	10.00	.17	(.50)	(.33)	(.14)	(.14)

Class Y
October 31, 2015(6)	10.00	.18	(.49)	(.31)	(.15)	(.15)

See accompanying notes which are an integral part of the financial statements.

690 Russell Multi-Strategy Income Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)
9.52	(3.40)	2,887	1.44	1.10	3.35	38
9.51	(3.71)	2,456	2.19	1.85	2.59	38
9.53	(3.25)	7,187	1.43	1.10	3.31	38
9.53	(3.27)	163,159	1.18	.85	3.50	38
9.54	(3.09)	99,978.98		.65	3.56	38

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 691

Russell Investment Company
Russell Strategic Call Overwriting Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Russell Strategic Call Overwriting Fund - Class S			S&P 500® Index***
	Total			Total
	Return			Return
1 Year	6.03%		1 Year	5.20%
Inception*	5.11	%§	Inception*	15.36	%§

CBOE S&P 500 BuyWrite Index**
	Total
	Return
1 Year	6.47%
Inception*	6.85	%§

692 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

moves relative to a static, monthly option buy write approach.

What is the Fund’s investment objective?	Because of this, the Fund takes directional views based on
momentum and statistically overbought or oversold conditions.
The Russell Strategic Call Overwriting Fund (the “Fund”) seeks to	The Fund does so by utilizing weekly, bi-weekly and monthly
provide total return with lower volatility than U.S. equity markets.	options that are slightly in-the-money to slightly out-of-the-
How did the Fund perform relative to its benchmark for the	money.
fiscal year ended October 31, 2015?	The Fund trailed the benchmark for the fiscal year ended October
For the fiscal year ended October 31, 2015, the Fund’s Class S	31, 2015 and was negatively impacted by the shorter tenor, higher
Shares gained 6.03%. This is compared to the Fund’s benchmark,	strike options written during the first half of the fiscal year. During
the CBOE S&P 500® BuyWrite Index, which gained 6.47%	the first half of the fiscal year, Fund positioning allowed for more
during the same period. The Fund’s performance includes	potential equity upside which was not realized due to a flat market
operating expenses, whereas index returns are unmanaged and	environment. During the market selloff in August, the Fund was
do not include expenses of any kind.	positively impacted by the shorter tenored options, more frequent
For the fiscal year ended October 31, 2015, the Morningstar®	rolls, as well as the heightened market volatility which lead to
Large Blend, a group of funds that Morningstar considers to have	higher than normal option premiums. These positive impacts
investment strategies similar to those of the Fund, gained 2.79%.	helped to offset benchmark-relative losses earlier in the fiscal
This result serves as a peer comparison and is expressed net of	year, while providing more equity upside potential.
operating expenses.	Describe any changes to the Fund’s structure.
How did the market conditions described in the Market	There were no changes to the Fund’s structure during the fiscal
Summary report affect the Fund’s performance?	year.
Fund performance was positively impacted by the increased	The views expressed in this report reflect those of the portfolio
level of market volatility experienced in 2015, as the Fund’s call	managers only through the end of the period covered by
overwriting program seeks to benefit from mispricing based upon	the report. These views do not necessarily represent the
market anticipated volatility and realized volatility.	views of RIMCo, or any other person in RIMCo or any other
How did the investment strategies and techniques employed	affiliated organization. These views are subject to change
by the Fund and its money managers affect its benchmark-	at any time based upon market conditions or other events,
relative performance?	and RIMCo disclaims any responsibility to update the views
The Fund seeks to be less time and path dependent relative to the	contained herein. These views should not be relied on as
buy write approach of the Fund’s benchmark, which only trades	investment advice and, because investment decisions for
options once per month. The Fund seeks a smoother overwriting	a Russell Investment Company (“RIC”) Fund are based on
profile through a more diversified option tenor selection relative	numerous factors, should not be relied on as an indication
to the benchmark and is designed to adapt to market and volatility	of investment decisions of any RIC Fund.

* Assumes initial investment on August 15, 2012.

**	CBOE S&P 500 BuyWrite Index is a passive total return index based on (1) buying an S&P® stock index portfolio, and (2) “writing” (or selling) the near-term
S&P 500 Index “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

***	The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The index is structured to approximate the general distribution of industries in the U.S.
economy.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Strategic Call Overwriting Fund 693

Russell Investment Company
Russell Strategic Call Overwriting Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; and other Fund expenses. The Example is			Hypothetical
intended to help you understand your ongoing costs (in dollars)			Performance (5%
of investing in the Fund and to compare these costs with the		Actual	return before
ongoing costs of investing in other mutual funds. The Example	Class S	Performance	expenses)
Beginning Account Value
is based on an investment of $1,000 invested at the beginning of	May 1, 2015	$1,000.00	$1,000.00
the period and held for the entire period indicated, which for this	Ending Account Value
Fund is from May 1, 2015 to October 31, 2015.	October 31, 2015	$1,032.80	$1,020.32
	Expenses Paid During Period*	$4.97	$4.94
Actual Expenses
The information in the table under the heading “Actual	* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average
Performance” provides information about actual account values	account value over the period, multiplied by 184/365 (to reflect the one-half
and actual expenses. You may use the information in this column,	year period). May reflect amounts waived and/or reimbursed. Without any
together with the amount you invested, to estimate the expenses	waivers and/or reimbursements, expenses would have been higher.
that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

694 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments — October 31, 2015

Ll
Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
				Principal	Fair
	Principal	Fair		Amount ($) or	Value
Amount ($) or		Value		Shares	$
	Shares	$
Common Stocks - 89.8%			Nielsen Holdings PLC(Æ)	237	11
Consumer Discretionary - 13.5%			Nike, Inc. Class B	4,257	558
Abercrombie & Fitch Co. Class A	705	15	Nu Skin Enterprises, Inc. Class A	284	11
Advance Auto Parts, Inc.	242	48	Pandora Media, Inc.(Æ)	1,810	21
Amazon.com, Inc.(Æ)(ì)	2,052	1,284	PulteGroup, Inc.	2,943	54
AMC Networks, Inc. Class A(Æ)	208	15	PVH Corp.	797	73
Ascena Retail Group, Inc.(Æ)	3,338	44	Regal Entertainment Group Class A	1,672	32
AutoNation, Inc.(Æ)	793	50	Sally Beauty Holdings, Inc.(Æ)	375	9
Best Buy Co., Inc.	2,196	77	Scripps Networks Interactive, Inc. Class A	597	36
Cable One, Inc.(Æ)	55	24	SeaWorld Entertainment, Inc.	715	14
Cablevision Systems Corp. Class A	2,094	68	Starbucks Corp.	7,452	466
CarMax, Inc.(Æ)	2,143	126	Taylor Morrison Home Corp. Class A(Æ)	957	18
Charter Communications, Inc. Class A(Æ)	238	45	TEGNA, Inc.	1,865	50
Chico's FAS, Inc.	1,305	18	Tempur Sealy International, Inc.(Æ)	219	17
Choice Hotels International, Inc.	141	7	Tesla Motors, Inc.(Æ)	344	71
Cinemark Holdings, Inc.	781	28	Tiffany & Co.	1,156	95
Clear Channel Outdoor Holdings, Inc. Class			Time Warner, Inc.	4,934	372
A(Æ)	2,880	22	TJX Cos., Inc.	4,732	346
Comcast Corp. Class A(Æ)(ì)	14,746	923	TripAdvisor, Inc.(Æ)	769	64
Costco Wholesale Corp.	2,784	440	Twenty-First Century Fox, Inc. Class A	10,120	311
Deckers Outdoor Corp.(Æ)	368	21	Urban Outfitters, Inc.(Æ)	1,573	45
Dollar General Corp.	2,083	141	Visteon Corp.(Æ)	226	25
DR Horton, Inc.	2,712	80	Wal-Mart Stores, Inc.(ì)	8,670	496
DreamWorks Animation SKG, Inc. Class			Walt Disney Co. (The)(ì)	9,323	1,060
A(Æ)	725	15	Whirlpool Corp.	556	89
DSW, Inc. Class A	958	24	Wyndham Worldwide Corp.	1,531	125
Dunkin' Brands Group, Inc.	958	40			11,797
eBay, Inc.(Æ)	5,552	155
Expedia, Inc.	692	94	Consumer Staples - 7.6%
Ford Motor Co.	21,357	316	Altria Group, Inc.(ì)	14,066	851
Fortune Brands Home & Security, Inc.	621	33	Bunge, Ltd.	647	47
Fossil Group, Inc.(Æ)	397	22	Campbell Soup Co.	2,795	142
GameStop Corp. Class A	1,714	79	Coca-Cola Co. (The)(ì)	10,630	450
Gannett Co., Inc.	932	15	Colgate-Palmolive Co.	5,464	363
Gentex Corp.	3,254	53	Constellation Brands, Inc. Class A	597	81
Goodyear Tire & Rubber Co. (The)	2,724	89	CVS Health Corp.	6,712	663
Graham Holdings Co. Class B	55	30	GNC Holdings, Inc. Class A	545	16
H&R Block, Inc.	2,631	98	Herbalife, Ltd.(Æ)	359	20
Harman International Industries, Inc.	482	53	Hormel Foods Corp.	2,326	157
Hasbro, Inc.	1,340	103	Keurig Green Mountain, Inc.	526	27
Home Depot, Inc.(ì)	8,950	1,107	Kimberly-Clark Corp.	2,584	309
Hyatt Hotels Corp. Class A(Æ)	488	25	Kraft Heinz Co. (The)	3,305	258
International Game Technology PLC	482	8	Molson Coors Brewing Co. Class B	1,487	131
Interpublic Group of Cos., Inc. (The)	1,780	41	Mondelez International, Inc. Class A	9,898	457
J Alexander's Holdings, Inc.(Æ)	247	2	PepsiCo, Inc.(ì)	9,278	948
JC Penney Co., Inc.(Æ)	10,549	97	Philip Morris International, Inc.(ì)	4,891	432
Lamar Advertising Co. Class A(ö)	451	25	Procter & Gamble Co. (The)(ì)	13,742	1,050
Lear Corp.	1,030	129	Safeway, Inc.(Æ)	4,648	2
Leggett & Platt, Inc.	680	31	Tyson Foods, Inc. Class A	2,568	114
Lennar Corp. Class A	954	48	Walgreens Boots Alliance, Inc.	1,585	134
Liberty Interactive Corp. QVC Group Class					6,652
A(Æ)	1,594	44
Liberty Ventures Class A(Æ)	226	10	Energy - 6.3%
Madison Square Garden Co. (The) Class A(Æ)	107	19	Anadarko Petroleum Corp.	3,508	235
McDonald's Corp.	5,682	638	Apache Corp.	2,959	140
Michael Kors Holdings, Ltd.(Æ)	852	33	California Resources Corp.	1,795	7
MSG Networks, Inc.(Æ)	323	7	Cheniere Energy, Inc.(Æ)	1,236	61
Netflix, Inc.(Æ)	2,569	278	Chevron Corp.(ì)	9,365	851
New Remy Holdco Corp.	256	8	Cobalt International Energy, Inc.(Æ)	440	3
Newell Rubbermaid, Inc.	1,515	64	Columbia Pipeline Group, Inc.	4,424	92
News Corp. Class A	1,262	19	ConocoPhillips	8,741	466

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 695

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
CONSOL Energy, Inc.	4,549	30	Kilroy Realty Corp.(ö)	1,430	94
Denbury Resources, Inc.	5,120	18	Legg Mason, Inc.	2,165	97
EQT Corp.	2,257	149	Leucadia National Corp.	2,584	52
Exxon Mobil Corp.(ì)	21,225	1,756	Lincoln National Corp.	2,048	110
First Solar, Inc.(Æ)	501	29	Macerich Co. (The)(ö)	665	56
Halliburton Co.	7,112	273	MasterCard, Inc. Class A	6,458	639
Helmerich & Payne, Inc.	1,227	69	MBIA, Inc.(Æ)	504	4
HollyFrontier Corp.	948	46	MetLife, Inc.	6,203	312
Kosmos Energy, Ltd.(Æ)	1,026	7	Nasdaq, Inc.	2,333	135
Nabors Industries, Ltd.	4,749	48	Old Republic International Corp.	1,160	21
Noble Corp. PLC	1,228	17	PayPal Holdings, Inc.(Æ)	5,552	200
Occidental Petroleum Corp.	4,488	335	People's United Financial, Inc.	6,651	106
Paragon Offshore PLC	409	—	Public Storage(ö)	857	197
Peabody Energy Corp.(Æ)	31	—	Raymond James Financial, Inc.	1,908	105
QEP Resources, Inc.	1,612	25	Realty Income Corp.(ö)	772	38
Rowan Cos. PLC Class A	1,570	31	RenaissanceRe Holdings, Ltd.	1,137	125
Schlumberger, Ltd.(ì)	8,132	636	SEI Investments Co.	2,715	141
SM Energy Co.	785	26	Simon Property Group, Inc.(ö)	2,224	448
Superior Energy Services, Inc.	1,913	27	SL Green Realty Corp.(ö)	803	95
Tesoro Corp.	1,113	119	StanCorp Financial Group, Inc.	824	95
Ultra Petroleum Corp.(Æ)	832	5	Synovus Financial Corp.	1,170	37
Whiting Petroleum Corp.(Æ)	1,117	19	TD Ameritrade Holding Corp.	4,432	153
WPX Energy, Inc.(Æ)	2,077	14	Torchmark Corp.	2,565	149
		5,534	Total System Services, Inc.	2,598	136
			Unum Group	5,074	176
Financial Services - 17.1%			US Bancorp	9,816	414
Affiliated Managers Group, Inc.(Æ)	867	156	Visa, Inc. Class A(ì)	12,100	939
Alliance Data Systems Corp.(Æ)	375	111	Waddell & Reed Financial, Inc. Class A	2,936	108
American Express Co.(ì)	6,880	504	Weingarten Realty Investors(ö)	1,406	50
American International Group, Inc.	8,619	544	Wells Fargo & Co.(ì)	25,452	1,378
American Tower Corp.(ö)	1,011	103	Weyerhaeuser Co.(ö)	3,853	113
Apartment Investment & Management Co.			WP Glimcher, Inc.(ö)	1,284	15
Class A(ö)	2,311	91	WR Berkley Corp.	1,829	102
Assurant, Inc.	1,255	102	XL Group PLC Class A	3,586	137
Bank of America Corp.(ì)	47,474	797	Zions Bancorporation	4,152	119
BankUnited, Inc.	3,208	119			14,976
Berkshire Hathaway, Inc. Class B(Æ)(ì)	9,794	1,332
CBRE Group, Inc. Class A(Æ)	2,909	108	Health Care - 12.7%
Chimera Investment Corp.(ö)	445	6	Abbott Laboratories(ì)	7,702	345
Cincinnati Financial Corp.	3,366	203	AbbVie, Inc.(ì)	7,637	455
Citigroup, Inc.(ì)	12,560	668	Aetna, Inc.	1,106	127
Comerica, Inc.	912	40	Allergan PLC(Æ)	408	126
Crown Castle International Corp.	1,126	96	Allscripts Healthcare Solutions, Inc.(Æ)	993	14
DDR Corp.(ö)	3,346	56	Amgen, Inc.(ì)	4,291	679
Duke Realty Corp.(ö)	4,212	87	Baxalta, Inc.	3,771	130
E*Trade Financial Corp.(Æ)	4,055	116	Baxter International, Inc.	3,771	141
Eaton Vance Corp.	3,867	140	Becton Dickinson and Co.	169	24
Equifax, Inc.	652	69	Biogen, Inc.(Æ)	1,635	475
Federal Realty Investment Trust(ö)	676	97	Bristol-Myers Squibb Co.	8,156	538
Federated Investors, Inc. Class B	2,001	61	Bruker Corp.(Æ)	746	14
Fidelity National Information Services, Inc.	1,695	124	Celgene Corp.(Æ)	568	70
First Horizon National Corp.	3,802	54	Dentsply International, Inc.	1,764	107
FNF Group	4,299	152	Eli Lilly & Co.	5,710	466
FNFV Group(Æ)	1,432	16	Express Scripts Holding Co.(Æ)	4,536	392
Genworth Financial, Inc. Class A(Æ)	4,514	21	Gilead Sciences, Inc.(ì)	7,706	833
Goldman Sachs Group, Inc. (The)	2,470	463	Halyard Health, Inc.(Æ)	323	9
Hudson City Bancorp, Inc.	5,916	60	HCA Holdings, Inc.(Æ)	842	58
Huntington Bancshares, Inc.	11,657	128	Health Net, Inc.(Æ)	409	26
Intercontinental Exchange, Inc.	514	130	Henry Schein, Inc.(Æ)	1,290	196
JPMorgan Chase & Co.(ì)	17,526	1,126	Hill-Rom Holdings, Inc.	428	22

See accompanying notes which are an integral part of the financial statements.

696 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
IDEXX Laboratories, Inc.(Æ)	1,224	84	Caterpillar, Inc.	4,132	302
Incyte Corp.(Æ)	500	59	Chicago Bridge & Iron Co.	461	21
Johnson & Johnson(ì)	14,881	1,503	Cintas Corp.	713	66
Medivation, Inc.(Æ)	848	36	Copa Holdings Class A	212	11
Medtronic PLC	7,884	583	Delta Air Lines, Inc.	3,227	164
Merck & Co., Inc.(ì)	15,711	859	Emerson Electric Co.	5,760	272
Myriad Genetics, Inc.(Æ)	401	16	Flir Systems, Inc.	1,971	53
Patterson Cos., Inc.	1,312	62	Flowserve Corp.	2,221	103
PerkinElmer, Inc.	2,078	107	GATX Corp.	511	24
Pfizer, Inc.(ì)	36,879	1,247	General Electric Co.(ì)	52,542	1,519
Regeneron Pharmaceuticals, Inc.(Æ)	412	230	Honeywell International, Inc.	5,132	530
ResMed, Inc.	905	52	IDEX Corp.	1,808	139
Sirona Dental Systems, Inc.(Æ)	468	51	IHS, Inc. Class A(Æ)	339	41
Tenet Healthcare Corp.(Æ)	1,398	44	Jacobs Engineering Group, Inc.(Æ)	2,018	81
United Therapeutics Corp.(Æ)	369	54	Joy Global, Inc.	1,124	19
UnitedHealth Group, Inc.(ì)	6,346	747	Kennametal, Inc.	1,039	29
Varian Medical Systems, Inc.(Æ)	1,286	101	L-3 Communications Holdings, Inc.	1,344	170
		11,082	Mettler-Toledo International, Inc.(Æ)	372	116
			Navistar International Corp.(Æ)	312	4
Materials and Processing - 2.9%			Oshkosh Corp.	638	26
Airgas, Inc.	844	81	Pitney Bowes, Inc.	2,023	42
Albemarle Corp.	1,165	62	Quanta Services, Inc.(Æ)	1,940	39
Allegheny Technologies, Inc.	1,360	20	Robert Half International, Inc.	1,651	87
Ball Corp.	1,447	99	Rockwell Collins, Inc.	1,531	133
Bemis Co., Inc.	1,486	68	RR Donnelley & Sons Co.	1,424	24
Cabot Corp.	555	20	Ryder System, Inc.	494	35
Chemours Co. (The)	1,067	8	Snap-on, Inc.	769	128
Domtar Corp.	658	27	Southwest Airlines Co.	2,791	129
Dow Chemical Co. (The)	6,661	344	Teekay Corp.	526	17
EI du Pont de Nemours & Co.	5,336	338	Textron, Inc.	2,068	87
FMC Corp.	1,114	45	TopBuild Corp.(Æ)	334	9
Huntsman Corp.	1,323	18	TransDigm Group, Inc.(Æ)	332	73
International Flavors & Fragrances, Inc.	520	60	Trimble Navigation, Ltd.(Æ)	1,732	39
Lennox International, Inc.	551	73	Union Pacific Corp.(ì)	6,272	560
Masco Corp.	3,011	87	United Parcel Service, Inc. Class B	5,059	521
Monsanto Co.	3,444	321	United Technologies Corp.	5,341	526
Newmont Mining Corp.	2,293	45	Waters Corp.(Æ)	1,344	172
Owens-Illinois, Inc.(Æ)	1,379	30	WESCO International, Inc.(Æ)	875	43
Packaging Corp. of America	995	68	Xylem, Inc.	2,411	88
Praxair, Inc.	1,988	221			8,399
Reliance Steel & Aluminum Co.	589	35
Royal Gold, Inc.	2,332	112	Technology - 16.0%
Sealed Air Corp.	2,145	106	3D Systems Corp.(Æ)	304	3
Steel Dynamics, Inc.	1,639	30	Akamai Technologies, Inc.(Æ)	1,200	73
Tahoe Resources, Inc.	1,578	13	Alphabet, Inc. Class A(Æ)	1,303	961
United States Steel Corp.	2,527	30	Alphabet, Inc. Class C(Æ)	1,305	928
Vulcan Materials Co.	817	79	Ansys, Inc.(Æ)	309	29
WestRock Co.	1,507	81	Apple, Inc.(ì)	29,269	3,498
		2,521	Avago Technologies, Ltd. Class A	839	103
			Avnet, Inc.	1,478	67
Producer Durables - 9.6%			Cadence Design Systems, Inc.(Æ)	4,432	99
3M Co.(ì)	4,400	692	Cisco Systems, Inc.(ì)	26,614	768
Accenture PLC Class A	3,500	375	Computer Sciences Corp.	949	63
AECOM(Æ)	197	6	Cree, Inc.(Æ)	943	24
AGCO Corp.	898	43	Electronic Arts, Inc.(Æ)	3,031	218
Allison Transmission Holdings, Inc. Class A	500	14	Facebook, Inc. Class A(Æ)	8,223	839
Ametek, Inc.	860	47	Fortinet, Inc.(Æ)	757	26
Avery Dennison Corp.	1,187	77	Freescale Semiconductor, Ltd.(Æ)	543	18
Boeing Co. (The)	4,507	667	Harris Corp.	882	70
Booz Allen Hamilton Holding Corp. Class A	1,211	36	HP Inc.(Æ)	9,771	263

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 697

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
	Principal			Fair		Principal			Fair
	Amount ($) or			Value		Amount ($) or			Value
	Shares			$		Shares			$
IAC/InterActiveCorp		410		27	Nov 2015 14.00 Put (350)	USD	490	(ÿ)	2
Intel Corp.(ì)		12,135		411	Nov 2015 14.00 Put (190)	USD	266	(ÿ)	3
International Business Machines Corp.(ì)		3,241		454	Nov 2015 14.50 Put (380)	USD	551	(ÿ)	13
					Nov 2015 17.00 Put (70)	USD	119	(ÿ)	12
JDS Uniphase Corp. Class W(Æ)		3,969		24	Nov 2015 21.00 Put (140)	USD	294	(ÿ)	69
Lam Research Corp.		1,621		124	Dec 2015 19.00 Put (340)	USD	646	(ÿ)	110
Leidos Holdings, Inc.		900		47	Dec 2015 23.00 Put (210)	USD	483	(ÿ)	139
Linear Technology Corp.		4,274		190	Jan 2016 19.00 Put (140)	USD	266	(ÿ)	45
LinkedIn Corp. Class A(Æ)		183		44	Jan 2016 22.00 Put (210)	USD	462	(ÿ)	117
Lumentum Holdings, Inc.(Æ)		793		11	Total Options Purchased
Marvell Technology Group, Ltd.		1,954		16	(cost $819)				676
Maxim Integrated Products, Inc.		1,820		75
Microchip Technology, Inc.		2,564		124	Short-Term Investments - 8.1%
Micron Technology, Inc.(Æ)		7,807		129	Russell U.S. Cash Management Fund		7,126,417	(8)	7,126
Microsoft Corp.(ì)		39,090		2,059	Total Short-Term Investments
NetSuite, Inc.(Æ)		320		27	(cost $7,126)				7,126
Oracle Corp.(ì)		20,062		779
QUALCOMM, Inc.(ì)		9,016		536	Total Investments 98.7%
SBA Communications Corp. Class A(Æ)		1,097		131	(identified cost $61,656)				86,295
Seagate Technology PLC		121		5
Skyworks Solutions, Inc.		674		52	Other Assets and Liabilities, Net
Splunk, Inc.(Æ)		453		25	- 1.3%				1,107
Teradyne, Inc.		2,531		49	Net Assets - 100.0%				87,402
Texas Instruments, Inc.		6,986		396
VeriSign, Inc.(Æ)		1,322		107
Vishay Intertechnology, Inc.		1,240		13
VMware, Inc. Class A(Æ)		362		22
Zynga, Inc. Class A(Æ)		1,760		4
				13,931

Utilities - 4.1%
AGL Resources, Inc.(Æ)		769		48
Ameren Corp.		3,981		174
American Electric Power Co., Inc.		4,308		244
AT&T, Inc.(ì)		25,720		862
Calpine Corp.(Æ)		2,233		34
CMS Energy Corp.		7,106		256
Duke Energy Corp.		5,607		401
Frontier Communications Corp.		4,965		25
NiSource, Inc.		4,424		85
NRG Energy, Inc.		3,627		47
Pepco Holdings, Inc.		4,275		114
Pinnacle West Capital Corp.		2,955		188
Questar Corp.		1,644		34
SCANA Corp.		2,626		155
Verizon Communications, Inc.(ì)		18,621		873
Westar Energy, Inc. Class A		1,532		61
				3,601

Total Common Stocks
(cost $53,711)				78,493

Options Purchased - 0.8%
(Number of Contracts)
SPX Volatility Index
Nov 2015 19.00 Call (350)	USD	665	(ÿ)	3
Nov 2015 22.00 Call (575)	USD	1,265	(ÿ)	27
Dec 2015 23.00 Call (380)	USD	874	(ÿ)	36
Dec 2015 25.00 Call (455)	USD	1,138	(ÿ)	34
Jan 2016 27.00 Call (170)	USD	459	(ÿ)	18
Jan 2016 30.00 Call (210)	USD	630	(ÿ)	17
Feb 2016 27.00 Call (70)	USD	189	(ÿ)	9
Feb 2016 30.00 Call (210)	USD	630	(ÿ)	22

See accompanying notes which are an integral part of the financial statements.

698 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
								Unrealized
								Appreciation
			Number of		Notional		Expiration	(Depreciation)
			Contracts		Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures			81	USD		8,398	12/15	577
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)								577

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional		Expiration	Fair Value
	Call/Put	Contracts	Price		Amount		Date	$
S&P 500 Index	Call	70	2,105.00	USD	14,735		11/06/15	(23)
S&P 500 Index	Call	45	1,975.00	USD		8,888	11/13/15	(471)
S&P 500 Index	Call	45	2,025.00	USD		9,113	11/13/15	(269)
S&P 500 Index	Call	35	2,075.00	USD		7,263	11/13/15	(59)
S&P 500 Index	Call	35	2,085.00	USD		7,298	11/13/15	(57)
S&P 500 Index	Call	90	2,025.00	USD	18,225		11/20/15	(608)
S&P 500 Index	Call	45	2,075.00	USD		9,338	11/20/15	(119)
S&P 500 Index	Call	45	2,125.00	USD		9,563	11/27/15	(30)
SPX Volatility Index	Call	220	15.00	USD		330	11/04/15	(20)
SPX Volatility Index	Call	380	15.00	USD		570	11/18/15	(81)
SPX Volatility Index	Call	190	16.00	USD		304	11/18/15	(31)
SPX Volatility Index	Call	380	40.00	USD		1,520	01/20/16	(13)
SPX Volatility Index	Call	280	40.00	USD		1,120	02/17/16	(14)
SPX Volatility Index	Put	730	15.00	USD		1,095	11/18/15	(30)
SPX Volatility Index	Put	190	16.00	USD		304	11/18/15	(20)
SPX Volatility Index	Put	70	17.00	USD		119	11/18/15	(12)
SPX Volatility Index	Put	115	16.00	USD		184	01/20/16	(13)
Total Liability for Options Written (premiums received $1,561)								(1,870)

Transactions in options written contracts for the period ended October 31, 2015 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding October 31, 2014				3,165		$2,226
Opened			100,274		41,608
Closed			(99,099)		(42,236)
Expired				(1,375)		(37)
Outstanding October 31, 2015				2,965		$1,561

Presentation of Portfolio Holdings

Amounts in thousands

			Fair Value

Portfolio Summary		Level 1	Level 2		Level 3		Total	% of Net Assets
Common Stocks
Consumer Discretionary		$11,797	$—		$—		$11,797	13.5
Consumer Staples		6,650	—		2		6,652	7.6
Energy		5,534	—		—		5,534	6.3
Financial Services		14,976	—		—		14,976	17.1
Health Care		11,082	—		—		11,082	12.7
Materials and Processing		2,521	—		—		2,521	2.9
Producer Durables		8,399	—		—		8,399	9.6
Technology		13,931	—		—		13,931	16.0
Utilities		3,601	—		—		3,601	4.1

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 699

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2015

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Options Purchased	676	—	—	676	0.8
Short-Term Investments	—	7,126	—	7,126	8.1
Total Investments	79,167	7,126	2	86,295	98.7
Other Assets and Liabilities, Net					1.3
					100.0
Other Financial Instruments
Futures Contracts	577	—	—	577	0.7
Options Written	(1,870)	—	—	(1,870)	(2.1)
Total Other Financial Instruments*	$(1,293)	$—	$—	$(1,293)
* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October 31,
2015 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

700 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

		Equity
Derivatives not accounted for as hedging instruments		Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*		$676
Variation margin on futures contracts**		577
Total		$1,253

Location: Statement of Assets and Liabilities - Liabilities
Options written, at fair value		$1,870
		Equity
Derivatives not accounted for as hedging instruments		Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***		$(1,725)
Futures contracts		124
Options written		3,008
Total		$1,407

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments****		$(39)
Futures contracts		436
Options written		(147)
Total		$250
*	Fair value of purchased options.
**		Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
	Statement of Assets and Liabilities.
***	Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
****	Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 701

Russell Investment Company
Russell Strategic Call Overwriting Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$676	$—	$676
Futures Contracts	Variation margin on futures contracts	—	—	—
Total Financial and Derivative Assets		676	—	676
Financial and Derivative Assets not subject to a netting agreement		(676)	—	(676)
Total Financial and Derivative Assets subject to a netting agreement		$—	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$35	$—	$35
Options Written Contracts	Options written, at fair value	1,870	—	1,870
Total Financial and Derivative Liabilities		1,905	—	1,905
Financial and Derivative Liabilities not subject to a netting agreement		(1,905)	—	(1,905)
Total Financial and Derivative Liabilities subject to a netting agreement		$—	$—	$—

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

702 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$61,656
Investments, at fair value(>)	86,295
Cash (restricted)(a)(b)	3,757
Receivables:
Dividends and interest	92
Dividends from affiliated Russell funds	1
Investments sold	800
Fund shares sold	128
Total assets	91,073

Liabilities
Payables:
Investments purchased	1,650
Fund shares redeemed	1
Accrued fees to affiliates	69
Other accrued expenses	46
Variation margin on futures contracts	35
Options written, at fair value(x)	1,870
Total liabilities	3,671

Net Assets	$87,402

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 703

Russell Investment Company
Russell Strategic Call Overwriting Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$23
Accumulated net realized gain (loss)	(15,223)
Unrealized appreciation (depreciation) on:
Investments	24,639
Futures contracts	577
Options written	(309)
Shares of beneficial interest	77
Additional paid-in capital	77,618
Net Assets	$87,402

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class S(#)	$11.30
Class S — Net assets	$87,401,964
Class S — Shares outstanding ($.01 par value)	7,733,431
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$7,126
(x) Premiums received on options written	$1,561
(a) Cash Collateral for Futures	$650
(b) Cash Collateral for Options	$3,107
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

704 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$1,603
Dividends from affiliated Russell funds	9
Total investment income	1,612

Expenses
Advisory fees	701
Administrative fees	42
Custodian fees	32
Transfer agent fees - Class S	175
Professional fees	58
Registration fees	13
Trustees’ fees	2
Printing fees	4
Miscellaneous	16
Expenses before reductions	1,043
Expense reductions	(193)
Net expenses	850
Net investment income (loss)	762

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(851)
Futures contracts	124
Options written	3,008
Net realized gain (loss)	2,281
Net change in unrealized appreciation (depreciation) on:
Investments	1,735
Futures contracts	436
Options written	(147)
Net change in unrealized appreciation (depreciation)	2,024
Net realized and unrealized gain (loss)	4,305
Net Increase (Decrease) in Net Assets from Operations	$5,067

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 705

Russell Investment Company
Russell Strategic Call Overwriting Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015		2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$762	$749
Net realized gain (loss)		2,281	(7,304)
Net change in unrealized appreciation (depreciation)		2,024	8,307
Net increase (decrease) in net assets from operations		5,067	1,752

Distributions
From net investment income
Class S		(761)	(755)
Net decrease in net assets from distributions		(761)	(755)

Share Transactions*
Net increase (decrease) in net assets from share transactions		(3,677)	2,235
Total Net Increase (Decrease) in Net Assets		629	3,232

Net Assets
Beginning of period		86,773	83,541
End of period		$87,402	$86,773
Undistributed (overdistributed) net investment income included in net assets		$23	$21

See accompanying notes which are an integral part of the financial statements.

706 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class S
Proceeds from shares sold	1,130	$12,343	1,570	$17,006
Proceeds from reinvestment of distributions	69	758	69	754
Payments for shares redeemed	(1,526)	(16,778)	(1,428)	(15,525)
Total increase (decrease)	(327)	$(3,677)	211	$2,235

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 707

Russell Investment Company
Russell Strategic Call Overwriting Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class S
October 31, 2015	10.77	.10	.53	.63	(.10)	—
October 31, 2014	10.64	.10	.13	.23	(.10)	—
October 31, 2013	10.06	.12	.65	.77	(.13)	(.06)
October 31, 2012(3)	10.00	.02	.05	.07	(.01)	—

See accompanying notes which are an integral part of the financial statements.

708 Russell Strategic Call Overwriting Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(.10)	11.30	5.84	87,402	1.19	.97	.87	1
(.10)	10.77	2.13	86,773	1.19	.97	.88	5
(.19)	10.64	7.78	83,541	1.45	.97	1.11	3
(.01)	10.06	.68	59,941	1.88	.97	.73	—

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 709

Russell Investment Company
Select U.S. Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Select U.S. Equity Fund - Class S‡			Select U.S. Equity Fund - Class Y
	Total			Total
	Return			Return
1 Year	4.46%		1 Year	4.71%
Inception*	7.12	%§	Inception*	7.33	%§

Select U.S. Equity Fund - Class T‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	4.65%		1 Year	4.86%
Inception*	7.28	%§	Inception*	7.84	%§

710 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Fund’s overweight to defensive stocks was rewarded during

What is the Fund’s investment objective?	the year, but its value exposures were not rewarded. Specifically an overweight to stocks with lower price-to-earnings, price-
The Select U.S. Equity Fund (the “Fund”) seeks to provide long	to-book, and price-to-cash flow ratios detracted. From a sector
term capital growth.	perspective, the overweight to one particular low-valuation
How did the Fund perform relative to its benchmark for the	sector (energy) detracted, but the Fund’s other sector tilts were
fiscal year ended October 31, 2015?	beneficial in aggregate. Specifically, RIMCo’s sector allocation
For the fiscal year ended October 31, 2015, the Select U.S.	strategy included an overweight to the consumer discretionary
Equity Fund’s Class S, Class T and Class Y Shares gained	sector for much of the year and this was beneficial as the U.S.
4.46%, 4.65% and 4.71%, respectively. This is compared to	economy stayed on track and consumer spending was sufficient
the Fund’s benchmark, the Russell 1000® Index, which gained	to keep many consumer stocks performing well. RIMCo reduced
4.86% during the same period. The Fund’s performance includes	the Fund’s consumer discretionary weight after the overweight
operating expenses, whereas index returns are unmanaged and do	generated positive relative performance. Additionally, the Fund’s
not include expenses of any kind.	underweight to the utilities sector was beneficial and RIMCO also reduced this underweight after the position generated positive
For the fiscal year ended October 31, 2015, the Morningstar®	relative performance. From an industry perspective, the Fund’s
Large Blend, a group of funds that Morningstar considers to have	overweights to the health care management services and property
investment strategies similar to those of the Fund, gained 2.79%.	& casualty insurance industries were rewarded while rotation
This result serves as a peer comparison and is expressed net of	away from the real estate investment trust (“REIT”) industry
operating expenses.	during the year was beneficial given REIT’s performed relatively
How did the market conditions described in the Market	poorly after peaking near the end of January 2015.
Summary report affect the Fund’s performance?	During the period, RIMCo used index futures contracts to equitize
During the fiscal year, the U.S. large capitalization equity market	the Fund’s cash. The decision to equitize cash was beneficial to
produced positive returns. Relevant Fund exposures included	Fund performance for the fiscal year as the market had a positive
tilts toward stocks with lower than benchmark valuation ratios	absolute return.
(lower price-to-earnings, price-to-book, and price-to-cash flow
ratios) and consumer discretionary and energy stocks, and away	Describe any changes to the Fund’s structure.
from growth stocks. Growth stocks significantly outperformed	There were no changes to the Fund’s structure during the fiscal
value stocks within the Russell 1000® Index, detracting from	year.
the Fund’s benchmark-relative performance. An overweight to	The views expressed in this report reflect those of the portfolio
defensive stocks was rewarded during the year as the Russell	managers only through the end of the period covered by
1000® Defensive™ Index outperformed the Russell 1000®	the report. These views do not necessarily represent the
Dynamic™ Index. Despite occasional market jitters about the	views of RIMCo, or any other person in RIMCo or any other
sustainability of economic growth, as the year progressed, positive	affiliated organization. These views are subject to change
U.S. gross domestic product growth led the market to believe that	at any time based upon market conditions or other events,
interest rates would rise near the end of 2015 or in early 2016. As	and RIMCo disclaims any responsibility to update the views
a result, an underweight to the utility sector, which is an area of	contained herein. These views should not be relied on as
the market considered to be interest rate sensitive, was beneficial	investment advice and, because investment decisions for
as this sector became less attractive to investors anticipating	a Russell Investment Company (“RIC”) Fund are based on
improved opportunity for income from the bond market.	numerous factors, should not be relied on as an indication
How did the investment strategies and techniques employed	of investment decisions of any RIC Fund.
by the Fund and its money managers affect its benchmark-
relative performance?

Select U.S. Equity Fund 711

Russell Investment Company
Select U.S. Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

*	Assumes initial investment on July 31, 2014.

**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class S and Class T Shares on January 2, 2015. The returns shown for Class S and Class T Shares prior to that date are the returns of the
Fund’s Class Y Shares. Class S and Class T Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S and Class T Shares do not have the same expenses as the Class Y Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

712 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class S	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$999.10	$1,022.43
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$2.77	$2.80

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class T	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$999.80	$1,023.19
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$2.02	$2.04
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 0.40%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class Y	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$1,001.20	$1,023.44
	Expenses Paid During Period*	$1.77	$1.79

* Expenses are equal to the Fund's annualized expense ratio of 0.35%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Select U.S. Equity Fund 713

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 95.7%			Finish Line, Inc. (The) Class A	682	13
Consumer Discretionary - 13.8%			Foot Locker, Inc.	7,600	515
Aaron's, Inc. Class A	3,391	84	Ford Motor Co.	238,324	3,530
Advance Auto Parts, Inc.	3,162	627	Fortune Brands Home & Security, Inc.	2,332	122
Amazon.com, Inc.(Æ)	6,983	4,371	Fossil Group, Inc.(Æ)	1,320	72
AMC Networks, Inc. Class A(Æ)	1,847	137	GameStop Corp. Class A	5,313	245
Amerco, Inc.	224	91	Gannett Co., Inc.	5,905	93
American Eagle Outfitters, Inc.	2,033	31	Gap, Inc. (The)	3,221	88
Aramark	2,052	62	Garmin, Ltd.	9,803	348
AutoNation, Inc.(Æ)	2,837	179	General Motors Co.	98,215	3,429
AutoZone, Inc.(Æ)	1,679	1,317	Genesco, Inc.(Æ)	296	19
Avis Budget Group, Inc.(Æ)	1,244	62	Gentex Corp.	8,319	136
Avon Products, Inc.	6,104	25	Genuine Parts Co.	8,058	731
Bed Bath & Beyond, Inc.(Æ)	6,644	396	Goodyear Tire & Rubber Co. (The)	22,027	723
Belmond, Ltd. Class A(Æ)	1,328	14	GoPro, Inc. Class A(Æ)	2,226	56
Best Buy Co., Inc.	13,942	488	Graham Holdings Co. Class B	297	164
BJ's Restaurants, Inc.(Æ)	309	13	Group 1 Automotive, Inc.	261	23
Bob Evans Farms, Inc.	333	14	Guess?, Inc.	986	21
BorgWarner, Inc.	1,178	50	H&R Block, Inc.	1,859	69
Brinker International, Inc.	3,937	179	Hanesbrands, Inc.	10,694	342
Brunswick Corp.	461	25	Harley-Davidson, Inc.	4,133	204
Buffalo Wild Wings, Inc.(Æ)	84	13	Harman International Industries, Inc.	2,168	238
Cabela's, Inc.(Æ)	2,424	95	Hasbro, Inc.	2,985	229
Cable One, Inc.(Æ)	439	190	Helen of Troy, Ltd.(Æ)	276	27
Cablevision Systems Corp. Class A	9,304	303	Hertz Global Holdings, Inc.(Æ)	4,892	95
CalAtlantic Group, Inc.(Æ)	865	33	Hilton Worldwide Holdings, Inc.	4,621	116
CarMax, Inc.(Æ)	4,329	256	Home Depot, Inc.	44,762	5,534
Carnival Corp.	34,482	1,865	HomeAway, Inc.(Æ)	1,314	42
Carter's, Inc.	1,660	151	Houghton Mifflin Harcourt Co.(Æ)	1,108	22
Cato Corp. (The) Class A	396	15	Hyatt Hotels Corp. Class A(Æ)	2,172	110
CBS Corp. Class B	6,197	288	Iconix Brand Group, Inc.(Æ)	548	8
Charter Communications, Inc. Class A(Æ)	1,251	239	International Game Technology PLC	631	10
Children's Place, Inc. (The)	331	18	International Speedway Corp. Class A	540	19
Chipotle Mexican Grill, Inc. Class A(Æ)	279	179	Interpublic Group of Cos., Inc. (The)	2,064	47
Choice Hotels International, Inc.	1,766	92	Jack in the Box, Inc.	171	13
Cinemark Holdings, Inc.	3,591	127	Jarden Corp.(Æ)	6,468	290
Coach, Inc.	6,749	211	JC Penney Co., Inc.(Æ)	13,152	121
Comcast Corp. Class A(Æ)	85,756	5,371	John Wiley & Sons, Inc. Class A(Æ)	3,769	197
Cooper Tire & Rubber Co.	548	23	Johnson Controls, Inc.	34,228	1,546
Costco Wholesale Corp.	18,246	2,885	KAR Auction Services, Inc.	5,384	207
Coty, Inc. Class A(Æ)	3,112	90	Kate Spade & Co.(Æ)	1,777	32
Cracker Barrel Old Country Store, Inc.	112	15	Kohl's Corp.	13,050	602
Dana Holding Corp.	917	15	L Brands, Inc.(Æ)	3,866	371
Darden Restaurants, Inc.	5,408	335	Lamar Advertising Co. Class A(ö)	1,086	61
Delphi Automotive PLC	5,231	435	Las Vegas Sands Corp.	4,719	234
Dick's Sporting Goods, Inc.	9,603	428	Lear Corp.	5,573	697
Dillard's, Inc. Class A	1,276	114	Leggett & Platt, Inc.	10,984	495
DineEquity, Inc.	149	12	Lennar Corp. Class A	8,823	442
Discovery Communications, Inc. Class A(Æ)	3,071	90	Liberty Broadband Corp. Class A(Æ)	197	11
Discovery Communications, Inc. Class C(Æ)	2,080	57	Liberty Broadband Corp. Class C(Æ)	3,824	206
DISH Network Corp. Class A(Æ)	5,674	357	Liberty Media Corp. Class A(Æ)	18,722	659
Dollar General Corp.	11,437	775	Liberty Media Corp.(Æ)	4,917	193
Dollar Tree, Inc.(Æ)	15,443	1,011	Liberty TripAdvisor Holdings, Inc. Class
Domino's Pizza, Inc.	2,001	213	A(Æ)	1,036	32
DR Horton, Inc.	13,152	387	Liberty Ventures Class A(Æ)	3,814	166
DSW, Inc. Class A	3,658	91	Lions Gate Entertainment Corp.	1,131	44
Dunkin' Brands Group, Inc.	2,779	115	Live Nation Entertainment, Inc.(Æ)	4,942	135
eBay, Inc.(Æ)	39,172	1,093	LKQ Corp.(Æ)	12,758	378
Estee Lauder Cos., Inc. (The) Class A	10,486	844	Lowe's Cos., Inc.	31,891	2,355
Expedia, Inc.	3,276	447	lululemon athletica, Inc.(Æ)	2,488	122
Express, Inc.(Æ)	1,226	24	Macy's, Inc.	3,809	194
See accompanying notes which are an integral part of the financial statements.

714 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Madison Square Garden Co. (The) Class A(Æ)	1,453	259	Thor Industries, Inc.	3,307	179
Marriott International, Inc. Class A	2,923	224	Tiffany & Co.	1,892	156
Marriott Vacations Worldwide Corp.	314	20	Time Warner Cable, Inc.	6,093	1,154
Mattel, Inc.	15,111	371	Time Warner, Inc.	29,070	2,190
Matthews International Corp. Class A	415	24	Time, Inc.(Æ)	1,202	22
McDonald's Corp.	27,288	3,063	TJX Cos., Inc.	29,954	2,192
Media General, Inc.(Æ)	1,092	16	Toll Brothers, Inc.(Æ)	7,709	277
Meredith Corp.	445	21	Tractor Supply Co.	4,816	445
Meritage Homes Corp.(Æ)	448	16	TRI Pointe Group, Inc.(Æ)	1,351	18
MGM Resorts International(Æ)	16,560	384	Tribune Media Co. Class A	2,949	119
Michael Kors Holdings, Ltd.(Æ)	2,179	84	TripAdvisor, Inc.(Æ)	1,688	141
Michaels Cos., Inc. (The)(Æ)	2,792	65	Tupperware Brands Corp.	708	42
Mohawk Industries, Inc.(Æ)	2,012	393	Twenty-First Century Fox, Inc. Class A	35,254	1,082
MSG Networks, Inc.(Æ)	4,360	90	Twenty-First Century Fox, Inc. Class B	10,149	313
Murphy USA, Inc.(Æ)	2,220	136	Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	2,117	368
Netflix, Inc.(Æ)	11,328	1,228	Under Armour, Inc. Class A(Æ)	4,105	390
New York Times Co. (The) Class A	1,463	19	Urban Outfitters, Inc.(Æ)	2,993	86
Newell Rubbermaid, Inc.	10,554	448	VF Corp.	16,691	1,127
News Corp. Class A	24,001	370	Viacom, Inc. Class B	12,475	615
Nielsen Holdings PLC(Æ)	3,956	188	Vista Outdoor, Inc.(Æ)	1,515	68
Nike, Inc. Class B	29,022	3,803	WABCO Holdings, Inc.(Æ)	1,600	180
Nordstrom, Inc.	5,642	368	Wal-Mart Stores, Inc.	113,072	6,472
Norwegian Cruise Line Holdings, Ltd.(Æ)	3,091	197	Walt Disney Co. (The)	58,907	6,700
Nu Skin Enterprises, Inc. Class A	504	19	Wendy's Co. (The)	5,007	46
NVR, Inc.(Æ)	375	614	Whirlpool Corp.	4,216	675
Office Depot, Inc.(Æ)	19,687	150	Williams-Sonoma, Inc.	674	50
Omnicom Group, Inc.	6,886	516	Wyndham Worldwide Corp.	713	58
O'Reilly Automotive, Inc.(Æ)	6,015	1,662	Wynn Resorts, Ltd.	1,138	80
Outfront Media, Inc. (ö)	1,765	42	Yum! Brands, Inc.	18,595	1,319
Pandora Media, Inc.(Æ)	2,887	33			111,088
Panera Bread Co. Class A(Æ)	2,224	395
Penn National Gaming, Inc.(Æ)	1,031	18	Consumer Staples - 6.1%
Penske Automotive Group, Inc.	1,399	68	Altria Group, Inc.	47,926	2,898
Polaris Industries, Inc.	2,371	266	Archer-Daniels-Midland Co.	39,122	1,786
Priceline Group, Inc. (The)(Æ)	762	1,108	Brown-Forman Corp. Class B - ADR(Æ)	6,964	739
PulteGroup, Inc.	17,020	312	Bunge, Ltd.	6,111	446
PVH Corp.	3,332	303	Campbell Soup Co.	6,773	344
Ralph Lauren Corp. Class A	4,130	458	Church & Dwight Co., Inc.	6,080	523
Regal Entertainment Group Class A	3,078	60	Clorox Co. (The)	6,593	804
Rent-A-Center, Inc. Class A	738	14	Coca-Cola Co. (The)	77,022	3,262
Ross Stores, Inc.	25,244	1,277	Coca-Cola Enterprises, Inc.	7,495	385
Royal Caribbean Cruises, Ltd.	9,477	932	Colgate-Palmolive Co.	23,575	1,564
Sally Beauty Holdings, Inc.(Æ)	9,521	224	ConAgra Foods, Inc.	4,033	164
Scholastic Corp.	450	18	Constellation Brands, Inc. Class A	2,436	328
Scripps Networks Interactive, Inc. Class A	5,293	318	Core-Mark Holding Co., Inc.	293	24
Service Corp. International	3,933	111	CVS Health Corp.	33,572	3,316
ServiceMaster Global Holdings, Inc.(Æ)	2,525	90	Dean Foods Co.	1,121	20
Signet Jewelers, Ltd.	1,068	161	Dr Pepper Snapple Group, Inc.	9,032	807
Sirius XM Holdings, Inc.(Æ)	11,227	46	Energizer Holdings, Inc.	1,654	87
Six Flags Entertainment Corp.	1,024	53	Flowers Foods, Inc.	7,852	212
Skechers U.S.A., Inc. Class A(Æ)	3,372	105	Fresh Del Monte Produce, Inc.	540	25
Sonic Automotive, Inc. Class A	657	16	General Mills, Inc.	18,163	1,055
Staples, Inc.	40,234	523	Hain Celestial Group, Inc. (The)(Æ)	2,299	115
Starbucks Corp.	55,680	3,484	Herbalife, Ltd.(Æ)	827	46
Starwood Hotels & Resorts Worldwide, Inc.	821	66	Hershey Co. (The)	6,693	594
Starz Class A(Æ)	1,315	44	Hormel Foods Corp.	14,904	1,007
Target Corp.	49,176	3,795	Ingredion, Inc.	5,214	496
TEGNA, Inc.	17,310	468	JM Smucker Co. (The)	5,963	700
Tempur Sealy International, Inc.(Æ)	114	9	Keurig Green Mountain, Inc.	514	26
Tesla Motors, Inc.(Æ)	1,204	249	Kimberly-Clark Corp.	11,648	1,394

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 715

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Kraft Heinz Co. (The)	6,114	477	FMC Technologies, Inc.(Æ)	3,372	114
Kroger Co. (The)	37,744	1,427	Frank's International NV	4,293	74
Lancaster Colony Corp.	177	20	Golar LNG, Ltd.	480	14
McCormick & Co., Inc.	6,784	570	Gulfport Energy Corp.(Æ)	3,498	107
Mead Johnson Nutrition Co. Class A	3,098	254	Halliburton Co.	39,485	1,515
Molson Coors Brewing Co. Class B	2,203	194	Helix Energy Solutions Group, Inc.(Æ)	1,385	8
Mondelez International, Inc. Class A	77,078	3,558	Helmerich & Payne, Inc.	3,950	222
Monster Beverage Corp.(Æ)	603	82	Hess Corp.	6,481	364
PepsiCo, Inc.	30,856	3,153	HollyFrontier Corp.	6,913	339
Philip Morris International, Inc.	43,756	3,868	Kinder Morgan, Inc.	58,756	1,607
Pinnacle Foods, Inc.	6,289	277	Kosmos Energy, Ltd.(Æ)	4,466	30
Post Holdings, Inc.(Æ)	440	28	Laredo Petroleum, Inc.(Æ)	9,930	114
Procter & Gamble Co. (The)	102,720	7,846	Marathon Oil Corp.	15,815	291
Reynolds American, Inc.	35,416	1,711	Marathon Petroleum Corp.	34,988	1,812
Rite Aid Corp.(Æ)	19,919	157	Murphy Oil Corp.	4,444	126
Safeway, Inc.(Æ)	4,520	2	Nabors Industries, Ltd.	10,354	104
Seaboard Corp.(Æ)	4	14	National Oilwell Varco, Inc.	8,745	329
Snyders-Lance, Inc.	664	24	Newfield Exploration Co.(Æ)	4,602	185
SpartanNash Co.	641	18	Noble Corp. PLC	6,181	83
SUPERVALU, Inc.(Æ)	2,110	14	Noble Energy, Inc.	10,040	360
Sysco Corp.	13,478	556	NOW, Inc.(Æ)	4,899	81
TreeHouse Foods, Inc.(Æ)	303	26	Occidental Petroleum Corp.	30,565	2,278
Tyson Foods, Inc. Class A	2,581	115	Oceaneering International, Inc.	4,009	168
United Natural Foods, Inc.(Æ)	205	10	ONEOK, Inc.	1,140	39
Universal Corp.	372	20	Patterson-UTI Energy, Inc.	5,489	82
Vector Group, Ltd.	745	18	PBF Energy, Inc. Class A	3,046	104
Walgreens Boots Alliance, Inc.	18,091	1,532	PDC Energy, Inc.(Æ)	372	22
WhiteWave Foods Co. (The) Class A(Æ)	321	13	Peabody Energy Corp.(Æ)	606	8
		49,151	Phillips 66(Æ)	23,583	2,100
			Pioneer Natural Resources Co.	746	102
Energy - 7.2%			QEP Resources, Inc.	6,880	106
Anadarko Petroleum Corp.	14,936	999	Range Resources Corp.	2,341	71
Antero Resources Corp.(Æ)	3,139	74	Rice Energy, Inc.(Æ)	2,048	31
Apache Corp.	18,699	881	Rowan Cos. PLC Class A	4,648	92
Baker Hughes, Inc.	20,254	1,067	RPC, Inc.	5,838	64
Cabot Oil & Gas Corp.	1,302	28	SandRidge Energy, Inc.(Æ)	29,149	11
California Resources Corp.	14,080	57	Schlumberger, Ltd.	43,345	3,388
Cameron International Corp.(Æ)	6,869	467	SEACOR Holdings, Inc.(Æ)	269	16
Cheniere Energy, Inc.(Æ)	1,100	54	Seadrill, Ltd.(Æ)	12,253	79
Chesapeake Energy Corp.	11,101	79	SM Energy Co.	3,346	112
Chevron Corp.	98,584	8,959	SolarCity Corp.(Æ)	795	24
Cimarex Energy Co.	356	42	Southwestern Energy Co.(Æ)	10,353	114
Columbia Pipeline Group, Inc.	7,253	151	Spectra Energy Corp.	18,992	543
Concho Resources, Inc.(Æ)	509	59	SunPower Corp. Class A(Æ)	316	9
ConocoPhillips	61,977	3,307	Superior Energy Services, Inc.	4,249	60
CONSOL Energy, Inc.	8,596	57	Targa Resources Corp.	749	43
Continental Resources, Inc.(Æ)	1,290	44	Tesoro Corp.	7,267	777
CVR Energy, Inc.	126	6	Ultra Petroleum Corp.(Æ)	1,397	8
Denbury Resources, Inc.	13,375	47	Valero Energy Corp.	33,454	2,205
Devon Energy Corp.	19,055	799	Weatherford International PLC(Æ)	16,505	169
Diamond Offshore Drilling, Inc.	2,936	58	Whiting Petroleum Corp.(Æ)	6,142	106
Dril-Quip, Inc.(Æ)	896	55	Williams Cos., Inc. (The)	8,902	351
Energen Corp.	2,834	165	World Fuel Services Corp.	3,557	158
Ensco PLC Class A	8,261	137	WPX Energy, Inc.(Æ)	6,782	47
EOG Resources, Inc.	16,568	1,422			58,562
EP Energy Corp. Class A(Æ)	9,386	52
EQT Corp.	823	54	Financial Services - 20.2%
Exterran Holdings, Inc.	625	14	Acadia Realty Trust (ö)	782	26
Exxon Mobil Corp.	216,795	17,938	ACE, Ltd.	22,635	2,570
First Solar, Inc.(Æ)	2,169	124	Affiliated Managers Group, Inc.(Æ)	1,692	305

See accompanying notes which are an integral part of the financial statements.

716 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Aflac, Inc.	28,826	1,838	CIT Group, Inc.	3,196	137
Alexander & Baldwin, Inc.	509	19	Citigroup, Inc.	115,870	6,161
Alexandria Real Estate Equities, Inc. (ö)	901	81	Citizens Financial Group, Inc.	4,548	110
Alleghany Corp.(Æ)	675	335	City National Corp.	2,783	249
Alliance Data Systems Corp.(Æ)	210	62	CME Group, Inc. Class A	18,225	1,722
Allied World Assurance Co. Holdings AG	16,360	595	CNA Financial Corp.	3,872	142
Allstate Corp. (The)	33,384	2,066	CNO Financial Group, Inc.	1,856	36
Ally Financial, Inc.(Æ)	10,011	199	Colony Capital, Inc. Class A(ö)	1,156	23
American Campus Communities, Inc.(ö)	1,304	53	Columbia Banking System, Inc.	762	25
American Capital Agency Corp.(ö)	11,201	200	Comerica, Inc.	4,865	211
American Equity Investment Life Holding			Commerce Bancshares, Inc.	7,176	327
Co.	862	22	Communications Sales & Leasing, Inc.(ö)	5,405	109
American Express Co.	33,004	2,418	Community Bank System, Inc.	569	23
American Financial Group, Inc.	7,914	571	CoreLogic, Inc.(Æ)	2,865	112
American Homes 4 Rent Class A(ö)	7,802	129	Corrections Corp. of America(ö)	5,990	171
American International Group, Inc.	53,971	3,403	Cousins Properties, Inc. (ö)	2,516	25
American National Insurance Co.	2,014	208	Credit Acceptance Corp.(Æ)	361	68
American Tower Corp.(ö)	9,847	1,007	CubeSmart (ö)	1,335	37
Ameriprise Financial, Inc.	2,766	319	Cullen/Frost Bankers, Inc.	4,929	337
AmTrust Financial Services, Inc.	1,552	106	CVB Financial Corp.	1,392	24
Annaly Capital Management, Inc. (ö)	12,141	121	CYS Investments, Inc. (ö)	2,020	16
Aon PLC	5,698	532	DCT Industrial Trust, Inc. (ö)	840	31
Arch Capital Group, Ltd.(Æ)	11,828	886	DiamondRock Hospitality Co. (ö)	2,041	24
Argo Group International Holdings, Ltd.	411	26	Discover Financial Services	23,483	1,320
ARMOUR Residential REIT, Inc. (ö)	679	14	Dun & Bradstreet Corp. (The)	2,778	316
Arthur J Gallagher & Co.	8,771	384	DuPont Fabros Technology, Inc. (ö)	622	20
Aspen Insurance Holdings, Ltd.	6,713	326	E*Trade Financial Corp.(Æ)	8,634	246
Associated Banc-Corp.	6,655	129	East West Bancorp, Inc.	5,344	216
Assurant, Inc.	6,053	493	Eaton Vance Corp.	1,852	67
Assured Guaranty, Ltd.	9,950	273	Education Realty Trust, Inc.(ö)	597	21
Astoria Financial Corp.	1,367	22	Endurance Specialty Holdings, Ltd.	5,587	353
AvalonBay Communities, Inc.(ö)	3,159	552	Enstar Group, Ltd.(Æ)	131	21
Axis Capital Holdings, Ltd.	12,203	659	EPR Properties (ö)	579	33
Banco Latinoamericano de Comercio Exterior			Equifax, Inc.	11,364	1,211
SA Class E	555	15	Equinix, Inc. (ö)	636	189
BancorpSouth, Inc.	1,136	28	Equity LifeStyle Properties, Inc. Class A(ö)	3,608	218
Bank of America Corp.	401,519	6,737	Equity One, Inc. (ö)	804	21
Bank of Hawaii Corp.	1,565	102	Equity Residential(ö)	10,916	844
Bank of New York Mellon Corp. (The)	53,759	2,239	Erie Indemnity Co. Class A	3,428	300
BankUnited, Inc.	3,131	116	Essex Property Trust, Inc.(ö)	1,419	313
BB&T Corp.	46,227	1,717	EverBank Financial Corp.	1,053	18
Berkshire Hathaway, Inc. Class B(Æ)	88,943	12,098	Everest Re Group, Ltd.	5,258	936
BlackRock, Inc. Class A	5,426	1,910	Extra Space Storage, Inc.(ö)	7,291	578
BOK Financial Corp.	2,347	158	FactSet Research Systems, Inc.	2,835	496
Broadridge Financial Solutions, Inc.	11,051	658	Federal Realty Investment Trust(ö)	1,928	277
Brown & Brown, Inc.	5,706	184	Federated Investors, Inc. Class B	5,832	179
Camden Property Trust(ö)	2,844	210	FelCor Lodging Trust, Inc. (ö)	1,675	13
Capital One Financial Corp.	32,471	2,562	Fidelity National Information Services, Inc.	6,324	461
Capitol Federal Financial, Inc.	1,827	24	Fifth Third Bancorp	18,954	361
Capstead Mortgage Corp. (ö)	1,505	15	First American Financial Corp.	1,062	40
Care Capital Properties, Inc.(Æ)(ö)	1,488	49	First Citizens BancShares, Inc. Class A	109	28
Cathay General Bancorp	936	29	First Financial Bankshares, Inc.	688	23
CBOE Holdings, Inc.	3,550	238	First Horizon National Corp.	7,257	103
CBRE Group, Inc. Class A(Æ)	8,855	330	First Industrial Realty Trust, Inc. (ö)	1,066	23
Chambers Street Properties (ö)	2,493	18	First Midwest Bancorp, Inc.	1,101	20
Charles Schwab Corp. (The)	24,594	751	First Niagara Financial Group, Inc.	11,415	118
Chemical Financial Corp.	595	20	First Republic Bank	6,206	405
Chesapeake Lodging Trust (ö)	620	17	FirstMerit Corp.	1,748	33
Chimera Investment Corp. (ö)	2,908	41	Fiserv, Inc.(Æ)	14,696	1,418
Chubb Corp. (The)	20,054	2,594	FleetCor Technologies, Inc.(Æ)	827	120
Cincinnati Financial Corp.	9,839	593

See accompanying notes which are an integral part of the financial statements

Select U.S. Equity Fund 717

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
FNB Corp.	2,028	27	Mercury General Corp.	3,725	201
FNF Group	19,166	676	MetLife, Inc.	38,092	1,919
Forest City Enterprises, Inc. Class A(Æ)	1,258	28	MFA Financial, Inc.(ö)	27,903	193
Franklin Resources, Inc.	26,391	1,076	MGIC Investment Corp.(Æ)	2,152	20
Franklin Street Properties Corp. (ö)	1,420	15	Moody's Corp.	8,266	795
General Growth Properties, Inc. (ö)	617	18	Morgan Stanley	64,232	2,118
Genworth Financial, Inc. Class A(Æ)	15,346	72	Morningstar, Inc.	1,951	160
GEO Group, Inc. (The) (ö)	757	24	MSCI, Inc. Class A	10,061	674
Glacier Bancorp, Inc.	943	26	Nasdaq, Inc.	12,088	700
Global Payments, Inc.	3,608	492	National Penn Bancshares, Inc.	1,768	21
Goldman Sachs Group, Inc. (The)	20,004	3,751	National Retail Properties, Inc.(ö)	7,069	269
Government Properties Income Trust (ö)	905	15	Nationstar Mortgage Holdings, Inc.(Æ)	2,378	32
Gramercy Property Trust, Inc.(ö)	621	14	Navient Corp.	12,390	163
Hancock Holding Co.	934	26	NBT Bancorp, Inc.	773	22
Hanover Insurance Group, Inc. (The)	4,735	399	New Residential Investment Corp. (ö)	1,493	18
Hartford Financial Services Group, Inc.	10,504	486	New York Community Bancorp, Inc.	36,182	598
Hatteras Financial Corp.(ö)	1,218	17	New York REIT, Inc. (ö)	1,827	21
HCP, Inc.(ö)	12,986	483	Northern Trust Corp.	8,006	564
Healthcare Realty Trust, Inc. (ö)	1,014	27	NorthStar Asset Management Group, Inc.	10,983	161
Hersha Hospitality Trust Class A(ö)	682	16	Northwest Bancshares, Inc.	1,613	22
Highwoods Properties, Inc. (ö)	867	38	Ocwen Financial Corp.(Æ)	3,632	25
Hilltop Holdings, Inc.(Æ)	990	21	Old National Bancorp	1,548	22
Horace Mann Educators Corp.	597	20	Old Republic International Corp.	15,716	283
Hudson City Bancorp, Inc.	3,856	39	PacWest Bancorp	784	35
Hudson Pacific Properties, Inc. (ö)	674	19	Park National Corp.	220	20
Huntington Bancshares, Inc.	65,646	720	Parkway Properties, Inc. (ö)	1,052	18
Iberiabank Corp.	383	23	PartnerRe, Ltd.	6,397	889
Independent Bank Corp.	450	21	PayPal Holdings, Inc.(Æ)	36,914	1,329
Interactive Brokers Group, Inc. Class A	2,147	88	Pebblebrook Hotel Trust (ö)	692	24
Intercontinental Exchange, Inc.	2,328	588	Pennsylvania Real Estate Investment Trust
International Bancshares Corp.	728	20	(ö)	803	18
Invesco Mortgage Capital, Inc. (ö)	1,371	17	PennyMac Mortgage Investment Trust (ö)	903	13
Invesco, Ltd.	2,885	96	People's United Financial, Inc.	16,096	257
Investors Bancorp, Inc.	3,202	40	Pinnacle Financial Partners, Inc.	468	25
Jack Henry & Associates, Inc.	4,848	375	Plum Creek Timber Co., Inc.(ö)	5,480	223
Janus Capital Group, Inc.	1,662	26	PNC Financial Services Group, Inc. (The)	29,758	2,686
Jones Lang LaSalle, Inc.	1,088	181	Popular, Inc.(Æ)	1,240	37
JPMorgan Chase & Co.	164,668	10,580	Post Properties, Inc.(ö)	2,886	172
Kemper Corp.	603	22	Primerica, Inc.	565	27
Kennedy-Wilson Holdings, Inc.	829	20	Principal Financial Group, Inc.	14,434	724
KeyCorp	19,442	241	PrivateBancorp, Inc. Class A	676	28
LaSalle Hotel Properties (ö)	1,054	31	ProAssurance Corp.	6,187	328
Lazard, Ltd. Class A	3,221	149	Progressive Corp. (The)	34,068	1,129
Legg Mason, Inc.	2,999	134	Prosperity Bancshares, Inc.	699	36
Leucadia National Corp.	6,331	127	Provident Financial Services, Inc.	1,032	21
Lexington Realty Trust (ö)	2,197	19	Prudential Financial, Inc.	20,649	1,704
Liberty Property Trust(ö)	2,597	88	PS Business Parks, Inc. (ö)	215	18
Lincoln National Corp.	8,677	464	Public Storage(ö)	3,868	888
Loews Corp.	13,367	487	Radian Group, Inc.	1,459	21
LPL Financial Holdings, Inc.	286	12	Ramco-Gershenson Properties Trust (ö)	1,033	17
LTC Properties, Inc. (ö)	471	20	Raymond James Financial, Inc.	7,736	426
M&T Bank Corp.	5,847	701	Rayonier, Inc. (ö)	3,305	75
Macerich Co. (The)(ö)	2,922	248	Realogy Holdings Corp.(Æ)	4,007	157
Mack-Cali Realty Corp. (ö)	1,143	25	Realty Income Corp.(ö)	6,621	327
Markel Corp.(Æ)	874	759	Redwood Trust, Inc. (ö)	1,057	14
Marsh & McLennan Cos., Inc.	19,682	1,097	Regions Financial Corp.	39,941	373
MasterCard, Inc. Class A	33,251	3,291	Reinsurance Group of America, Inc. Class A	4,699	424
MB Financial, Inc.	776	25	RenaissanceRe Holdings, Ltd.	5,090	558
McGraw Hill Financial, Inc.	3,757	348	Retail Opportunity Investments Corp. (ö)	1,225	22
Medical Properties Trust, Inc. (ö)	2,166	24	RLI Corp.	515	31

See accompanying notes which are an integral part of the financial statements.

718 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
RLJ Lodging Trust (ö)	1,123	28	White Mountains Insurance Group, Ltd.	483	382
Ryman Hospitality Properties, Inc. (ö)	287	15	Wintrust Financial Corp.	546	28
Santander Consumer USA Holdings, Inc.(Æ)	3,537	64	WR Berkley Corp.	6,936	387
SEI Investments Co.	10,870	563	XL Group PLC Class A	19,923	759
Selective Insurance Group, Inc.	765	28	Zillow Group, Inc.(Æ)	992	27
Senior Housing Properties Trust(ö)	7,976	121	Zillow Group, Inc. Class A(Æ)	496	15
Signature Bank(Æ)	710	106	Zions Bancorporation	1,368	39
Simon Property Group, Inc.(ö)	5,315	1,071			162,662
SLM Corp.(Æ)	28,279	200
South State Corp.	319	25	Health Care - 13.3%
Sovran Self Storage, Inc. (ö)	196	20	Abbott Laboratories	83,622	3,746
Springleaf Holdings, Inc. Class A(Æ)	1,626	76	AbbVie, Inc.	28,423	1,693
STAG Industrial, Inc. (ö)	756	15	Acadia Healthcare Co., Inc.(Æ)	652	40
StanCorp Financial Group, Inc.	2,597	298	Aetna, Inc.	24,337	2,793
Starwood Property Trust, Inc.(ö)	15,474	311	Agilent Technologies, Inc.	6,561	248
State Street Corp.	17,982	1,241	Agios Pharmaceuticals, Inc.(Æ)	810	59
Sterling Bancorp	1,313	20	Akorn, Inc.(Æ)	1,963	52
Stifel Financial Corp.(Æ)	658	29	Alere, Inc.(Æ)	2,355	109
Sunstone Hotel Investors, Inc.(ö)	1,859	27	Alexion Pharmaceuticals, Inc.(Æ)	3,399	598
SunTrust Banks, Inc.	12,301	511	Align Technology, Inc.(Æ)	1,450	95
SVB Financial Group(Æ)	1,630	199	Alkermes PLC(Æ)	2,803	202
Symetra Financial Corp.	980	31	Allergan PLC(Æ)	11,682	3,604
Synchrony Financial(Æ)	2,401	74	Allscripts Healthcare Solutions, Inc.(Æ)	7,622	107
Synovus Financial Corp.	5,635	178	Alnylam Pharmaceuticals, Inc.(Æ)	1,351	116
T Rowe Price Group, Inc.	7,185	543	AmerisourceBergen Corp. Class A	4,425	427
Taubman Centers, Inc.(ö)	1,323	102	Amgen, Inc.	23,586	3,731
TCF Financial Corp.	5,745	88	Amsurg Corp. Class A(Æ)	422	30
TD Ameritrade Holding Corp.	2,146	74	Analogic Corp.	203	18
Texas Capital Bancshares, Inc.(Æ)	453	25	Anthem, Inc.	19,171	2,668
Thomson Reuters Corp.	15,879	651	Athenahealth, Inc.(Æ)	687	105
Torchmark Corp.	9,063	526	Baxalta, Inc.	23,437	808
Total System Services, Inc.	9,115	478	Baxter International, Inc.	23,585	882
Travelers Cos., Inc. (The)	26,670	3,011	Becton Dickinson and Co.	10,175	1,450
Trustmark Corp.	912	22	Biogen, Inc.(Æ)	5,002	1,453
Two Harbors Investment Corp.(ö)	5,058	43	BioMarin Pharmaceutical, Inc.(Æ)	2,928	343
UDR, Inc.(ö)	3,169	109	Bio-Rad Laboratories, Inc. Class A(Æ)	2,084	291
UMB Financial Corp.	464	23	Bluebird Bio, Inc.(Æ)	838	65
Umpqua Holdings Corp.	1,787	30	Boston Scientific Corp.(Æ)	23,519	430
Union Bankshares Corp.	835	21	Bristol-Myers Squibb Co.	48,665	3,209
United Bankshares, Inc.	765	30	Brookdale Senior Living, Inc. Class A(Æ)	1,153	24
Unum Group	6,509	226	Bruker Corp.(Æ)	1,963	36
US Bancorp	84,228	3,553	Cardinal Health, Inc.	14,910	1,226
Validus Holdings, Ltd.	5,754	255	Celgene Corp.(Æ)	12,681	1,556
Valley National Bancorp	2,670	28	Centene Corp.(Æ)	4,339	258
Vantiv, Inc. Class A(Æ)	2,821	141	Cerner Corp.(Æ)	12,905	855
Ventas, Inc.(ö)	5,952	320	Charles River Laboratories International,
Visa, Inc. Class A	61,628	4,781	Inc.(Æ)	1,349	88
Voya Financial, Inc.	11,000	446	Cigna Corp.	11,921	1,598
Waddell & Reed Financial, Inc. Class A	1,325	49	Community Health Systems, Inc.(Æ)	4,191	117
Washington Federal, Inc.	1,200	30	CONMED Corp.	388	16
Washington Real Estate Investment Trust (ö)	802	22	Cooper Cos., Inc. (The)	2,645	403
Webster Financial Corp.	908	34	CR Bard, Inc.	3,446	642
Weingarten Realty Investors(ö)	4,799	172	DaVita HealthCare Partners, Inc.(Æ)	1,048	81
Wells Fargo & Co.	230,897	12,501	Dentsply International, Inc.	5,872	357
Welltower, Inc.(Æ)(ö)	2,571	167	DexCom, Inc.(Æ)	2,246	187
WesBanco, Inc.	570	19	Edwards Lifesciences Corp.(Æ)	2,758	433
Westamerica Bancorporation	444	20	Eli Lilly & Co.	34,998	2,855
Western Union Co. (The)	15,063	290	Endo International PLC(Æ)	4,204	252
WEX, Inc.(Æ)	159	14	Envision Healthcare Holdings, Inc.(Æ)	1,438	41
Weyerhaeuser Co. (ö)	746	22	Express Scripts Holding Co.(Æ)	26,589	2,297

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 719

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Gilead Sciences, Inc.	32,916	3,559	VCA, Inc.(Æ)	2,084	114
Greatbatch, Inc.(Æ)	364	19	Veeva Systems, Inc. Class A(Æ)	1,263	32
Haemonetics Corp.(Æ)	576	19	Vertex Pharmaceuticals, Inc.(Æ)	5,346	667
HCA Holdings, Inc.(Æ)	19,513	1,342	VWR Corp.(Æ)	2,823	78
Health Net, Inc.(Æ)	2,848	183	West Pharmaceutical Services, Inc.	302	18
HealthSouth Corp.	482	17	Zimmer Biomet Holdings, Inc.	4,875	510
Henry Schein, Inc.(Æ)	5,491	833	Zoetis, Inc. Class A	7,034	303
Hill-Rom Holdings, Inc.	2,022	107			107,204
Hologic, Inc.(Æ)	6,607	257
Humana, Inc.	6,158	1,100	Materials and Processing - 3.4%
ICU Medical, Inc.(Æ)	207	23	A Schulman, Inc.	397	14
IDEXX Laboratories, Inc.(Æ)	770	53	Acuity Brands, Inc.	1,302	285
Illumina, Inc.(Æ)	4,327	620	Air Products & Chemicals, Inc.	9,454	1,314
Incyte Corp.(Æ)	3,514	413	Airgas, Inc.	3,769	362
Integra LifeSciences Holdings Corp.(Æ)	287	17	Albemarle Corp.	3,187	171
Intercept Pharmaceuticals, Inc.(Æ)	146	23	Alcoa, Inc.	35,791	320
Intrexon Corp.(Æ)	1,625	55	Allegheny Technologies, Inc.	4,212	62
Intuitive Surgical, Inc.(Æ)	165	82	AptarGroup, Inc.	3,890	286
Isis Pharmaceuticals, Inc.(Æ)	3,429	165	Ashland, Inc.	2,354	258
Jazz Pharmaceuticals PLC(Æ)	1,461	201	Axalta Coating Systems, Ltd.(Æ)	2,668	74
Johnson & Johnson	129,816	13,115	Axiall Corp.	600	12
Juno Therapeutics, Inc.(Æ)	1,815	94	Ball Corp.	7,734	530
Kindred Healthcare, Inc.	845	11	Beacon Roofing Supply, Inc.(Æ)	625	22
Laboratory Corp. of America Holdings(Æ)	8,828	1,084	Bemis Co., Inc.	9,005	412
LifePoint Health, Inc.(Æ)	3,362	232	Berry Plastics Group, Inc.(Æ)	499	17
Magellan Health, Inc.(Æ)	353	19	Cabot Corp.	1,250	45
Mallinckrodt PLC(Æ)	2,586	170	Celanese Corp. Class A	1,699	121
McKesson Corp.	8,656	1,548	CF Industries Holdings, Inc.	5,795	294
Medivation, Inc.(Æ)	5,456	229	Chemours Co. (The)	4,357	30
MEDNAX, Inc.(Æ)	7,853	553	Cliffs Natural Resources, Inc.	8,577	24
Medtronic PLC	61,166	4,521	Commercial Metals Co.	1,400	20
Merck & Co., Inc.	129,773	7,093	Compass Minerals International, Inc.	1,934	157
Mylan NV(Æ)	14,016	618	Crown Holdings, Inc.(Æ)	2,789	148
Myriad Genetics, Inc.(Æ)	321	13	Cytec Industries, Inc.	2,195	163
OPKO Health, Inc.(Æ)	7,233	68	Domtar Corp.	3,581	148
Owens & Minor, Inc.	736	26	Dow Chemical Co. (The)	39,675	2,050
PAREXEL International Corp.(Æ)	261	16	Eagle Materials, Inc.	816	54
Patterson Cos., Inc.	3,325	158	Eastman Chemical Co.	4,277	309
PerkinElmer, Inc.	2,634	136	Ecolab, Inc.	13,543	1,630
Perrigo Co. PLC	2,357	372	EI du Pont de Nemours & Co.	23,715	1,503
Pfizer, Inc.	314,170	10,625	Fastenal Co.	11,658	456
Premier, Inc. Class A(Æ)	2,013	68	FMC Corp.	1,069	43
Puma Biotechnology, Inc.(Æ)	732	60	Freeport-McMoRan, Inc.	29,049	342
Qiagen NV(Æ)	9,335	226	Graphic Packaging Holding Co.	8,087	114
Quest Diagnostics, Inc.	10,714	728	Hecla Mining Co.	4,958	10
Quintiles Transnational Holdings, Inc.(Æ)	2,262	144	Hexcel Corp.	8,716	404
Regeneron Pharmaceuticals, Inc.(Æ)	2,269	1,265	Huntsman Corp.	3,469	46
ResMed, Inc.	7,778	448	Ingersoll-Rand PLC	2,542	151
Seattle Genetics, Inc.(Æ)	549	23	Innospec, Inc.	369	20
Sirona Dental Systems, Inc.(Æ)	3,918	428	International Flavors & Fragrances, Inc.	7,321	850
St. Jude Medical, Inc.	6,944	443	International Paper Co.	2,993	128
STERIS Corp.	254	19	Kaiser Aluminum Corp.	260	21
Stryker Corp.	14,377	1,375	Lennox International, Inc.	1,125	149
Teleflex, Inc.	2,302	306	Louisiana-Pacific Corp.(Æ)	1,363	24
Tenet Healthcare Corp.(Æ)	527	16	LyondellBasell Industries Class A	6,394	594
Thermo Fisher Scientific, Inc.	16,993	2,222	Martin Marietta Materials, Inc.	1,827	283
United Therapeutics Corp.(Æ)	1,666	244	Masco Corp.	14,372	417
UnitedHealth Group, Inc.	35,985	4,238	Masonite International Corp.(Æ)	308	18
Universal Health Services, Inc. Class B	2,739	334	Minerals Technologies, Inc.	332	20
Varian Medical Systems, Inc.(Æ)	5,253	412	Monsanto Co.	8,295	773

See accompanying notes which are an integral part of the financial statements.

720 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Mosaic Co. (The)	8,368	283	Atlas Air Worldwide Holdings, Inc.(Æ)	353	15
Mueller Industries, Inc.	488	15	Automatic Data Processing, Inc.	23,245	2,022
NewMarket Corp.	661	260	Avery Dennison Corp.	6,552	426
Newmont Mining Corp.	14,349	279	Babcock & Wilcox Co. (The) Class W	3,631	103
Nucor Corp.	12,163	514	Babcock & Wilcox Enterprises, Inc.(Æ)	4,164	71
Olin Corp.	927	18	Barnes Group, Inc.	641	24
Owens Corning	4,065	185	Boeing Co. (The)	17,414	2,578
Owens-Illinois, Inc.(Æ)	2,544	55	Brady Corp. Class A	703	16
Packaging Corp. of America	1,845	126	Briggs & Stratton Corp.	795	14
Platform Specialty Products Corp.(Æ)	509	5	Bristow Group, Inc.	418	15
PPG Industries, Inc.	8,462	882	Carlisle Cos., Inc.	3,407	296
Praxair, Inc.	13,301	1,478	Caterpillar, Inc.	19,502	1,423
Precision Castparts Corp.	7,318	1,689	CH Robinson Worldwide, Inc.	4,891	339
Reliance Steel & Aluminum Co.	3,079	185	Chicago Bridge & Iron Co.	3,489	157
Royal Gold, Inc.	319	15	Cintas Corp.	7,313	681
RPM International, Inc.	3,950	181	Clarcor, Inc.	252	13
Schweitzer-Mauduit International, Inc.	396	15	Clean Harbors, Inc.(Æ)	844	39
Sealed Air Corp.	4,577	225	Colfax Corp.(Æ)	2,086	56
Sensient Technologies Corp.	501	33	Convergys Corp.	1,180	30
Sherwin-Williams Co. (The)	4,748	1,267	Copa Holdings SA Class A	932	47
Sigma-Aldrich Corp.	7,609	1,063	Copart, Inc.(Æ)	6,454	234
Silgan Holdings, Inc.	3,232	164	CoStar Group, Inc.(Æ)	964	196
Simpson Manufacturing Co., Inc.	556	21	Covanta Holding Corp.	2,768	46
Sonoco Products Co.	9,839	420	Crane Co.	1,929	102
Southern Copper Corp.	1,704	47	CSX Corp.	35,562	960
Steel Dynamics, Inc.	10,928	202	Cubic Corp.	329	15
Tahoe Resources, Inc.	4,879	41	Cummins, Inc.	7,916	819
Timken Co. (The)	3,435	109	Curtiss-Wright Corp.	418	29
Tronox, Ltd. Class A	789	5	Danaher Corp.	27,246	2,542
United States Steel Corp.	4,864	57	Darling Ingredients, Inc.(Æ)	1,555	16
Universal Forest Products, Inc.	310	22	Deere & Co.	16,294	1,271
USG Corp.(Æ)	1,600	38	Delta Air Lines, Inc.	10,187	518
Valmont Industries, Inc.	1,665	181	Deluxe Corp.	370	22
Valspar Corp.	3,935	319	Donaldson Co., Inc.	7,890	238
Vulcan Materials Co.	4,529	437	Dover Corp.	7,034	453
Watsco, Inc.	2,102	259	Eaton Corp. PLC	19,130	1,070
Westlake Chemical Corp.	739	45	EMCOR Group, Inc.	715	35
WestRock Co.	12,124	652	Emerson Electric Co.	25,778	1,217
WR Grace & Co.(Æ)	518	52	EnerSys	431	26
		27,542	ESCO Technologies, Inc.	446	17
			Essendant, Inc.	529	18
Producer Durables - 10.3%			Esterline Technologies Corp.(Æ)	316	24
3M Co.	17,316	2,722	Expeditors International of Washington, Inc.	4,418	220
AAR Corp.	570	13	Federal Signal Corp.	972	15
ABM Industries, Inc.	722	20	FedEx Corp.	11,347	1,771
Accenture PLC Class A	23,690	2,540	Flir Systems, Inc.	7,124	190
Actuant Corp. Class A(Æ)	834	19	Fluor Corp.	2,433	116
ADT Corp. (The)	4,461	147	FTI Consulting, Inc.(Æ)	490	17
AECOM(Æ)	3,042	90	G&K Services, Inc. Class A	280	18
AGCO Corp.	1,114	54	GATX Corp.	521	24
Air Lease Corp. Class A	3,433	116	General Dynamics Corp.	15,436	2,293
Aircastle, Ltd.	708	16	General Electric Co.	402,748	11,647
Alaska Air Group, Inc.	4,065	310	Genesee & Wyoming, Inc. Class A(Æ)	799	54
Albany International Corp. Class A	427	16	Genpact, Ltd.(Æ)	11,557	286
Allegion PLC	1,017	66	Graco, Inc.	3,536	260
Allison Transmission Holdings, Inc. Class A	1,526	44	Granite Construction, Inc.	562	18
American Airlines Group, Inc.	9,787	452	HD Supply Holdings, Inc.(Æ)	4,145	123
Ametek, Inc.	10,901	598	HEICO Corp.	281	14
AO Smith Corp.	5,808	446	Honeywell International, Inc.	22,038	2,276
Applied Industrial Technologies, Inc.	443	18	Hubbell, Inc. Class B(Æ)	4,799	465

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 721

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Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Huntington Ingalls Industries, Inc.	1,251	150	Southwest Airlines Co.	7,377	341
Huron Consulting Group, Inc.(Æ)	301	15	Spirit AeroSystems Holdings, Inc. Class A(Æ)	2,897	153
IDEX Corp.	3,721	286	Spirit Airlines, Inc.(Æ)	784	29
IHS, Inc. Class A(Æ)	420	50	SPX Corp.	1,999	24
Illinois Tool Works, Inc.	13,106	1,205	SPX FLOW, Inc.(Æ)	1,999	68
Itron, Inc.(Æ)	500	18	Stanley Black & Decker, Inc.	4,346	461
ITT Corp.	3,653	145	Stericycle, Inc.(Æ)	4,496	546
Jacobs Engineering Group, Inc.(Æ)	3,491	140	Sykes Enterprises, Inc.(Æ)	720	21
JB Hunt Transport Services, Inc.	4,591	351	Teekay Corp.	242	8
JetBlue Airways Corp.(Æ)	17,234	428	Teledyne Technologies, Inc.(Æ)	324	29
Joy Global, Inc.	4,038	69	Terex Corp.	941	19
Kansas City Southern	980	81	Tetra Tech, Inc.	835	22
KBR, Inc.	6,008	111	Textron, Inc.	9,801	413
Kennametal, Inc.	3,055	86	TopBuild Corp.(Æ)	270	8
Keysight Technologies, Inc.(Æ)	2,835	94	Toro Co. (The)	4,129	311
Kirby Corp.(Æ)	4,932	322	Towers Watson & Co. Class A	3,740	462
Korn/Ferry International	541	20	TransDigm Group, Inc.(Æ)	2,319	510
L-3 Communications Holdings, Inc.	6,370	805	Trinity Industries, Inc.	5,316	144
Landstar System, Inc.	1,527	96	Triumph Group, Inc.	1,988	93
Lexmark International, Inc. Class A	3,036	99	Tyco International PLC	12,201	445
Lincoln Electric Holdings, Inc.	1,640	98	UniFirst Corp.	190	20
Lockheed Martin Corp.	10,098	2,220	Union Pacific Corp.	26,961	2,409
Macquarie Infrastructure Corp.	473	38	United Continental Holdings, Inc.(Æ)	4,411	266
Manitowoc Co., Inc. (The)	2,169	33	United Parcel Service, Inc. Class B	16,716	1,722
ManpowerGroup, Inc.	1,867	171	United Rentals, Inc.(Æ)	781	58
Matson, Inc.	478	22	United Technologies Corp.	38,805	3,819
MAXIMUS, Inc.	283	19	UTi Worldwide, Inc.(Æ)	1,248	9
Mettler-Toledo International, Inc.(Æ)	1,829	569	Verisk Analytics, Inc. Class A(Æ)	8,076	578
Middleby Corp.(Æ)	640	75	Wabtec Corp.	4,972	412
Mobile Mini, Inc.	493	17	Waste Connections, Inc.	7,549	411
Moog, Inc. Class A(Æ)	416	26	Waste Management, Inc.	17,051	917
MSC Industrial Direct Co., Inc. Class A	3,218	202	Waters Corp.(Æ)	4,241	542
National Instruments Corp.	2,557	78	Watts Water Technologies, Inc. Class A	375	20
Navistar International Corp.(Æ)	123	2	Werner Enterprises, Inc.	578	15
Nordson Corp.	3,989	284	WESCO International, Inc.(Æ)	797	39
Norfolk Southern Corp.	17,555	1,405	Woodward, Inc.	440	20
Northrop Grumman Corp.	11,169	2,097	WW Grainger, Inc.	2,710	569
Old Dominion Freight Line, Inc.(Æ)	4,877	302	Xerox Corp.	32,459	305
Orbital ATK, Inc.	3,504	300	XPO Logistics, Inc.(Æ)	454	13
Oshkosh Corp.	1,331	55	Xylem, Inc.	10,566	385
OSI Systems, Inc.(Æ)	251	22	Zebra Technologies Corp. Class A(Æ)	981	75
PACCAR, Inc.	5,465	288			82,956
Parker-Hannifin Corp.	2,111	221
Paychex, Inc.	15,097	779	Technology - 16.7%
Pentair PLC	562	31	3D Systems Corp.(Æ)	1,150	12
Pitney Bowes, Inc.	1,481	31	Activision Blizzard, Inc.	19,891	691
Quanta Services, Inc.(Æ)	10,511	211	Acxiom Corp.(Æ)	923	20
Raytheon Co.	18,969	2,227	Adobe Systems, Inc.(Æ)	6,202	550
Regal Beloit Corp.	1,589	101	Akamai Technologies, Inc.(Æ)	5,018	305
Republic Services, Inc. Class A	12,519	548	Alphabet, Inc. Class A(Æ)	10,553	7,782
Robert Half International, Inc.	6,798	358	Alphabet, Inc. Class C(Æ)	7,026	4,994
Rockwell Automation, Inc.	1,798	196	Altera Corp.	8,092	425
Rockwell Collins, Inc.	8,352	724	Amdocs, Ltd.	15,914	948
Rollins, Inc.	7,762	208	Amphenol Corp. Class A	16,507	895
Roper Technologies, Inc.	6,215	1,158	Analog Devices, Inc.	13,393	805
RR Donnelley & Sons Co.	6,184	104	Anixter International, Inc.(Æ)	254	17
Ryder System, Inc.	2,331	167	Ansys, Inc.(Æ)	5,654	539
Scorpio Tankers, Inc.	2,066	19	Apple, Inc.	195,217	23,328
Ship Finance International, Ltd.	1,038	18	Applied Materials, Inc.	11,383	191
Snap-on, Inc.	3,154	523	ARRIS Group, Inc.(Æ)	2,868	81

See accompanying notes which are an integral part of the financial statements.

722 Select U.S. Equity Fund

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Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Arrow Electronics, Inc.(Æ)	3,992	220	Lam Research Corp.	5,374	412
Aspen Technology, Inc.(Æ)	446	18	Leidos Holdings, Inc.	1,768	93
Atmel Corp.	4,404	33	Linear Technology Corp.	8,886	395
Autodesk, Inc.(Æ)	1,942	107	LinkedIn Corp. Class A(Æ)	906	218
Avago Technologies, Ltd. Class A	6,615	815	Lumentum Holdings, Inc.(Æ)	1,124	16
Avnet, Inc.	4,139	188	Manhattan Associates, Inc.(Æ)	328	24
Benchmark Electronics, Inc.(Æ)	808	16	Marvell Technology Group, Ltd.	21,033	173
Bio Techne Corp.	2,205	194	Maxim Integrated Products, Inc.	4,110	168
Black Knight Financial Services, Inc. Class			Mentor Graphics Corp.	1,127	31
A(Æ)	2,131	77	Microchip Technology, Inc.	1,153	56
Broadcom Corp. Class A	28,042	1,441	Micron Technology, Inc.(Æ)	65,174	1,079
Brocade Communications Systems, Inc.	18,014	188	Microsemi Corp.(Æ)	608	22
CA, Inc.	19,388	537	Microsoft Corp.	354,284	18,650
CACI International, Inc. Class A(Æ)	283	27	MKS Instruments, Inc.	668	24
Cadence Design Systems, Inc.(Æ)	3,992	89	Motorola Solutions, Inc.	1,111	78
CDK Global Inc.	3,523	175	NCR Corp.(Æ)	7,718	205
CDW Corp.	2,657	119	NetApp, Inc.	10,843	369
Cirrus Logic, Inc.(Æ)	595	18	NETGEAR, Inc.(Æ)	554	23
Cisco Systems, Inc.	330,409	9,532	NetSuite, Inc.(Æ)	813	69
Citrix Systems, Inc.(Æ)	798	66	Nuance Communications, Inc.(Æ)	6,378	108
Cognex Corp.	2,796	105	NVIDIA Corp.	25,786	732
Cognizant Technology Solutions Corp. Class			OmniVision Technologies, Inc.(Æ)	702	20
A(Æ)	29,011	1,976	ON Semiconductor Corp.(Æ)	14,903	164
Coherent, Inc.(Æ)	323	18	Oracle Corp.	121,761	4,729
CommScope Holding Co., Inc.(Æ)	1,833	59	Palo Alto Networks, Inc.(Æ)	1,538	248
Computer Sciences Corp.	6,402	426	Plexus Corp.(Æ)	424	15
Corning, Inc.	76,921	1,431	PMC-Sierra, Inc.(Æ)	1,990	24
Cree, Inc.(Æ)	4,666	118	Polycom, Inc.(Æ)	1,165	16
Cypress Semiconductor Corp.(Æ)	8,377	88	Progress Software Corp.(Æ)	731	18
Diebold, Inc.	1,123	41	PTC, Inc.(Æ)	1,378	49
DigitalGlobe, Inc.(Æ)	712	11	QLogic Corp.(Æ)	1,286	16
Dolby Laboratories, Inc. Class A	5,101	177	Qorvo, Inc.(Æ)	1,416	62
DST Systems, Inc.	3,002	367	QUALCOMM, Inc.	83,679	4,972
EchoStar Corp. Class A(Æ)	1,406	63	Rackspace Hosting, Inc.(Æ)	1,988	51
Electronic Arts, Inc.(Æ)	7,925	571	Red Hat, Inc.(Æ)	4,653	368
EMC Corp.	116,470	3,054	Rogers Corp.(Æ)	228	11
Entegris, Inc.(Æ)	1,315	17	Rovi Corp.(Æ)	2,303	21
F5 Networks, Inc.(Æ)	1,078	119	Sabre Corp.	1,873	55
Facebook, Inc. Class A(Æ)	50,484	5,148	Salesforce.com, Inc.(Æ)	16,599	1,290
Fairchild Semiconductor International, Inc.			SanDisk Corp.	8,375	645
Class A(Æ)	1,322	22	Sanmina Corp.(Æ)	885	18
FireEye, Inc.(Æ)	3,231	85	SBA Communications Corp. Class A(Æ)	1,522	181
Fortinet, Inc.(Æ)	3,096	106	ScanSource, Inc.(Æ)	475	16
Freescale Semiconductor, Ltd.(Æ)	2,511	84	ServiceNow, Inc.(Æ)	4,463	364
Gartner, Inc.(Æ)	6,804	617	Silicon Laboratories, Inc.(Æ)	343	17
Groupon, Inc. Class A(Æ)	10,977	41	Skyworks Solutions, Inc.	5,728	442
Harris Corp.	2,083	165	SolarWinds, Inc.(Æ)	1,045	61
HP Inc.(Æ)	98,906	2,667	Solera Holdings, Inc.	719	39
II-VI, Inc.(Æ)	939	17	Splunk, Inc.(Æ)	2,667	150
IMS Health Holdings, Inc.(Æ)	2,542	69	SS&C Technologies Holdings, Inc.	2,599	193
Ingram Micro, Inc. Class A	3,265	97	Stratasys, Ltd.(Æ)	1,069	27
Insight Enterprises, Inc.(Æ)	663	17	SunEdison, Inc.(Æ)	6,301	46
Intel Corp.	283,605	9,603	Symantec Corp.	25,192	519
International Business Machines Corp.	39,978	5,600	SYNNEX Corp.	314	28
Intersil Corp. Class A	1,410	19	Synopsys, Inc.(Æ)	14,020	701
Intuit, Inc.	11,087	1,080	Tableau Software, Inc. Class A(Æ)	658	55
IPG Photonics Corp.(Æ)	834	69	Take-Two Interactive Software, Inc.(Æ)	844	28
Jabil Circuit, Inc.	10,228	235	Teradata Corp.(Æ)	1,324	37
JDS Uniphase Corp. Class W(Æ)	5,623	33	Teradyne, Inc.	5,489	107
Juniper Networks, Inc.	14,089	442	Texas Instruments, Inc.	40,870	2,318
KLA-Tencor Corp.	909	61

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 723

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($) or	Value		Amount ($) or		Value
	Shares	$		Shares		$
Twitter, Inc.(Æ)	2,198	63	NRG Energy, Inc.	3,145		41
Tyler Technologies, Inc.(Æ)	140	24	NRG Yield, Inc. Class A	320		4
Ultimate Software Group, Inc.(Æ)	742	152	NRG Yield, Inc. Class C	320		5
Veeco Instruments, Inc.(Æ)	540	10	OGE Energy Corp.	6,443		184
Verint Systems, Inc.(Æ)	273	13	ONE Gas, Inc.	522		25
VeriSign, Inc.(Æ)	1,938	156	Otter Tail Corp.	564		15
VMware, Inc. Class A(Æ)	1,228	74	Pepco Holdings, Inc.	5,294		141
Western Digital Corp.	9,031	603	PG&E Corp.	19,936		1,065
Workday, Inc. Class A(Æ)	979	77	Piedmont Natural Gas Co., Inc.	834		48
Xilinx, Inc.	3,435	164	Pinnacle West Capital Corp.	3,165		201
Yahoo!, Inc.(Æ)	45,484	1,620	PNM Resources, Inc.	918		26
Yelp, Inc. Class A(Æ)	1,086	24	Portland General Electric Co.	836		31
Zynga, Inc. Class A(Æ)	21,456	51	PPL Corp.	14,918		513
		134,458	Public Service Enterprise Group, Inc.	14,304		591
			Questar Corp.	8,898		184
Utilities - 4.7%			SCANA Corp.	9,578		567
AES Corp.	8,541	94	Sempra Energy	10,242		1,049
AGL Resources, Inc.(Æ)	3,393	212	South Jersey Industries, Inc.	826		22
ALLETE, Inc.	504	25	Southern Co. (The)	36,973		1,667
Alliant Energy Corp.	4,580	270	Southwest Gas Corp.	512		31
Ameren Corp.	3,086	135	Sprint Corp.(Æ)	24,933		118
American Electric Power Co., Inc.	23,805	1,349	Talen Energy Corp.(Æ)	1,767		15
American States Water Co.	511	21	TECO Energy, Inc.	12,148		328
American Water Works Co., Inc.	7,050	404	Telephone & Data Systems, Inc.	5,211		149
Aqua America, Inc.	8,922	255	T-Mobile US, Inc.(Æ)	16,022		607
AT&T, Inc.	299,109	10,023	UGI Corp.	5,258		193
Atmos Energy Corp.	7,011	442	UIL Holdings Corp.	608		31
Avista Corp.	726	25	US Cellular Corp.(Æ)	2,005		82
Black Hills Corp.	519	24	Vectren Corp.	6,543		297
California Water Service Group	731	16	Verizon Communications, Inc.	120,971		5,671
Calpine Corp.(Æ)	5,885	91	WEC Energy Group, Inc.	15,305		789
CenterPoint Energy, Inc.	6,665	124	Westar Energy, Inc. Class A	5,852		232
CenturyLink, Inc.	14,808	418	WGL Holdings, Inc.	557		35
CMS Energy Corp.	3,313	119	Windstream Holdings, Inc.	3,466		23
Consolidated Edison, Inc.	10,040	660	Xcel Energy, Inc.	18,013		642
Dominion Resources, Inc.	7,870	562				38,192
DTE Energy Co.	6,786	554
Duke Energy Corp.	25,326	1,810	Total Common Stocks
Dynegy, Inc. Class A(Æ)	1,034	20	(cost $780,772)			771,815
Edison International	4,400	266
El Paso Electric Co.	552	21	Short-Term Investments - 4.1%
Empire District Electric Co. (The)	698	16	Russell U.S. Cash Management Fund	33,264,297	(8)	33,264
Entergy Corp.	1,606	109	Total Short-Term Investments
Eversource Energy	9,612	490	(cost $33,264)			33,264
Exelon Corp.	32,051	895
FirstEnergy Corp.	3,880	121	Total Investments 99.8%
Frontier Communications Corp.	35,220	181	(identified cost $814,036)			805,079
Hawaiian Electric Industries, Inc.	4,288	125
Idacorp, Inc.	525	35	Other Assets and Liabilities, Net
ITC Holdings Corp.	4,373	143	- 0.2%			1,475
Laclede Group, Inc. (The)	505	30	Net Assets - 100.0%			806,554
Level 3 Communications, Inc.(Æ)	7,692	392
MDU Resources Group, Inc.	5,406	102
MGE Energy, Inc.	479	20
National Fuel Gas Co.	2,487	131
New Jersey Resources Corp.	930	29
NextEra Energy, Inc.	15,826	1,625
NiSource, Inc.	7,253	139
Northwest Natural Gas Co.	404	19
NorthWestern Corp.	524	28

See accompanying notes which are an integral part of the financial statements.

724 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Russell 1000 Index Mini Futures	148	USD	17,032	12/15	688
S&P 500 E-Mini Index Futures	136	USD	14,101	12/15	882
S&P Health Care Index Futures	51	USD	3,648	12/15	63
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					1,633

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Common Stocks
Consumer Discretionary	$111,088	$—	$—	$111,088	13.8
Consumer Staples	49,149	—	2	49,151	6.1
Energy	58,562	—	—	58,562	7.2
Financial Services	162,662	—	—	162,662	20.2
Health Care	107,204	—	—	107,204	13.3
Materials and Processing	27,542	—	—	27,542	3.4
Producer Durables	82,956	—	—	82,956	10.3
Technology	134,458	—	—	134,458	16.7
Utilities	38,192	—	—	38,192	4.7
Short-Term Investments	—	33,264	—	33,264	4.1
Total Investments	771,813	33,264	2	805,079	99.8
Other Assets and Liabilities, Net					0.2
					100.0
Other Financial Instruments
Futures Contracts	1,633	—	—	1,633	0.2
Total Other Financial Instruments*	$1,633	$—	$—	$1,633

*    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October 31,
2015 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 725

Russell Investment Company
Select U.S. Equity Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$1,633

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$424

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$1,515

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

726 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$116	$—	$116
Total Financial and Derivative Liabilities		116	—	116
Financial and Derivative Liabilities not subject to a netting agreement		(116)	—	(116)
Total Financial and Derivative Liabilities subject to a netting agreement		$—	$—	$—

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 727

Russell Investment Company
Select U.S. Equity Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$814,036
Investments, at fair value(>)	805,079
Cash	18
Cash (restricted)(a)	2,100
Receivables:
Dividends and interest	828
Dividends from affiliated Russell funds	164
Fund shares sold	284
Prepaid expenses	1
Total assets	808,474

Liabilities
Payables:
Fund shares redeemed	1,456
Accrued fees to affiliates	213
Other accrued expenses	135
Variation margin on futures contracts	116
Total liabilities	1,920

Net Assets	$806,554

See accompanying notes which are an integral part of the financial statements.

728 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$726
Accumulated net realized gain (loss)	4,554
Unrealized appreciation (depreciation) on:
Investments	(8,957)
Futures contracts	1,633
Shares of beneficial interest	751
Additional paid-in capital	807,847
Net Assets	$806,554

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class S(#)	$10.73
Class S — Net assets	$3,226,496
Class S — Shares outstanding ($.01 par value)	300,643
Net asset value per share: Class T(#)	$10.74
Class T — Net assets	$873,202
Class T — Shares outstanding ($.01 par value)	81,276
Net asset value per share: Class Y(#)	$10.74
Class Y — Net assets	$802,454,382
Class Y — Shares outstanding ($.01 par value)	74,717,234
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$33,264
(a) Cash Collateral for Futures	$2,100
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 729

Russell Investment Company
Select U.S. Equity Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$11,149
Dividends from affiliated Russell funds	31
Interest	151
Total investment income	11,331

Expenses
Advisory fees	1,777
Administrative fees	283
Custodian fees	178
Transfer agent fees - Class S	4
Transfer agent fees - Class T	1
Transfer agent fees - Class Y	26
Professional fees	87
Registration fees	70
Trustees’ fees	15
Printing fees	51
Offering fees	34
Miscellaneous	17
Expenses before reductions	2,543
Expense reductions	(440)
Net expenses	2,103
Net investment income (loss)	9,228

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4,256
Futures contracts	424
Net realized gain (loss)	4,680
Net change in unrealized appreciation (depreciation) on:
Investments	(12,681)
Futures contracts	1,515
Net change in unrealized appreciation (depreciation)	(11,166)
Net realized and unrealized gain (loss)	(6,486)
Net Increase (Decrease) in Net Assets from Operations	$2,742

See accompanying notes which are an integral part of the financial statements.

730 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014 (1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,228	$431
Net realized gain (loss)	4,680	(19)
Net change in unrealized appreciation (depreciation)	(11,166)	3,842
Net increase (decrease) in net assets from operations	2,742	4,254

Distributions
From net investment income
Class S	(25)	—
Class T	(7)	—
Class Y	(8,598)	(315)
From net realized gain
Class Y	(107)	—
Net decrease in net assets from distributions	(8,737)	(315)

Share Transactions*
Net increase (decrease) in net assets from share transactions	671,710	136,900
Total Net Increase (Decrease) in Net Assets	665,715	140,839

Net Assets
Beginning of period	140,839	—
End of period	$806,554	$140,839
Undistributed (overdistributed) net investment income included in net assets	$726	$127

(1)     For the period August 1, 2014 (commencement of operations) to October 31, 2014.

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 731

Russell Investment Company
Select U.S. Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014 (1)
	Shares	Dollars	Shares	Dollars

Class S(2)
Proceeds from shares sold	322	$3,455	—	$—
Proceeds from reinvestment of distributions	2	25	—	—
Payments for shares redeemed	(23)	(246)	—	—
Net increase (decrease)	301	3,234	—	—
Class T(2)
Proceeds from shares sold	102	1,099	—	—
Proceeds from reinvestment of distributions	1	8	—	—
Payments for shares redeemed	(22)	(221)	—	—
Net increase (decrease)	81	886	—	—
Class Y
Proceeds from shares sold	87,095	948,364	14,731	149,195
Proceeds from reinvestment of distributions	827	8,705	31	315
Payments for shares redeemed	(26,729)	(289,479)	(1,238)	(12,610)
Net increase (decrease)	61,193	667,590	13,524	136,900
Total increase (decrease)	61,575	$671,710	13,524	$136,900

(1)     For the period August 1, 2014 (commencement of operations) to October 31, 2014.
(2)     For the period January 5, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

732 Select U.S. Equity Fund

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Russell Investment Company
Select U.S. Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class S
October 31, 2015(5)	10.61	.12	.09	.21	(.09)	—

Class T
October 31, 2015(5)	10.61	.14	.09	.23	(.10)	—

Class Y
October 31, 2015	10.41	.17	.31	.48	(.14)	(.01)
October 31, 2014(4)	10.00	.04	.39	.43	(.02)	—

See accompanying notes which are an integral part of the financial statements.

734 Select U.S. Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(.09)	10.73	2.04	3,227.62		.40	1.36	44

(.10)	10.74	2.23	873.62		.40	1.53	44

(.15)	10.74	4.71	802,454.43		.35	1.56	44
(.02)	10.41	4.34	140,839.60		.35	1.42	2

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 735

Russell Investment Company
Select International Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Select International Equity Fund - Class S‡			Select International Equity Fund - Class Y
	Total			Total
	Return			Return
1 Year	(2.53)%		1 Year	(2.43)%
Inception*	(6.59	)%§	Inception*	(6.51	)%§

Select International Equity Fund - Class T‡			Russell Developed ex-U.S. Large Cap® Index Net**
	Total			Total
	Return			Return
1 Year	(2.32)%		1 Year	(1.36)%
Inception*	(6.43	)%§	Inception*	(5.40	)%§

736 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

were partially offset by a marginal overweight to energy which

What is the Fund’s investment objective?	detracted as energy stocks underperformed. The overweight to financials and underweight to health care were primarily driven
The Select International Equity Fund (the “Fund”) seeks to	by the Fund’s value orientation.
provide long term capital growth.
Over the period, the Fund was regionally positioned to favor
How did the Fund perform relative to its benchmark for the	Continental Europe, Japan and emerging markets while being
fiscal year ended October 31, 2015?	underweight to Canada, Australia and Asia ex-Japan. This
For the fiscal year ended October 31, 2015, the Select	positioning generally had a positive impact on performance.
International Equity Fund’s Class S, Class T and Class Y Shares	Regional allocations were driven by RIMCo’s cycle, valuation
lost 2.53%, 2.32% and 2.43%, respectively. This is compared	and sentiment views. Underweights to Canada, Australia and
to the Fund’s benchmark, the Russell Developed ex-U.S. Large	New Zealand contributed positively, but were partially offset by
Cap® Index (Net), which lost 1.36% during the same period. The	an overweight to emerging markets.
Fund’s performance includes operating expenses, whereas index	Over the period, RIMCo hedged the Fund’s exposure to certain
returns are unmanaged and do not include expenses of any kind.	currencies through the use of forward currency contracts in order
For the fiscal year ended October 31, 2015, the Morningstar®	to allow RIMCo to make certain country allocation decisions
Foreign Large Blend, a group of funds that Morningstar considers	without generating equivalent currency exposures. RIMCo’s
to have investment strategies similar to those of the Fund, lost	currency hedging strategy also incorporated RIMCo’s views on
1.58%. This result serves as a peer comparison and is expressed	currency market factors that are expected to result in positive
net of operating expenses.	returns over time, creating modestly active currency positioning relative to the Fund’s benchmark. The Fund’s currency positions
How did the market conditions described in the Market	did not have a material impact on the Fund’s benchmark-relative
Summary report affect the Fund’s performance?	returns for the period.
The Russell Developed ex-U.S. Large Cap® Index (Net) returned
-1.36% for the fiscal year ended October 31, 2015. Commodity	During the period, RIMCo used index futures contracts to equitize
heavy economies like Canada and Australia lagged significantly	the Fund’s cash. The decision to equitize cash was beneficial to
due to a demand slowdown, particularly from China. Energy and	Fund performance for the fiscal year.
materials were the worst hit sectors as oil prices tumbled to the	Fair value pricing adjustments on the last business day of
lowest levels since 2009 and a demand slowdown in emerging	the period detracted from the Fund’s benchmark-relative
markets caused commodity prices to plunge significantly.	performance because the Fund’s index does not use fair value
Defensive sectors held up well amid the volatility. Value	pricing adjustments.
underperformed growth, small and mid-cap stocks broadly
outperformed large cap stocks and higher momentum stocks held	Describe any changes to the Fund’s structure.
up well in the period.	There were no changes to the Fund’s structure during the fiscal year.
How did the investment strategies and techniques employed
by the Fund and its money managers affect its benchmark-	The views expressed in this report reflect those of the portfolio
relative performance?	managers only through the end of the period covered by
The Fund underperformed the benchmark for the one year	the report. These views do not necessarily represent the
period ending October 31, 2015. The Fund’s value bias was a	views of RIMCo, or any other person in RIMCo or any other
negative contributor as lower price-to-book stocks strongly	affiliated organization. These views are subject to change
underperformed.	at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
Benchmark-relative sector deviations in the Fund were modest	contained herein. These views should not be relied on as
and over the period favored financials, utilities and consumer	investment advice and, because investment decisions for
discretionary, while underweighting health care and technology	a Russell Investment Company (“RIC”) Fund are based on
sectors and to a lesser degree energy. The Fund’s overweights to	numerous factors, should not be relied on as an indication
utilities and consumer discretionary sectors were favorable, but	of investment decisions of any RIC Fund.

Select International Equity Fund 737

Russell Investment Company
Select International Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

* Assumes initial investment on July 31, 2014.

** The Russell Developed ex-U.S. Large Cap® Index Net is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer of the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡ The Fund first issued Class S and Class T Shares on January 2, 2015. The returns shown for Class S and Class T Shares prior to that date are the returns of the
Fund’s Class Y Shares. Class S and Class T Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S and Class T Shares do not have the same expenses as the Class Y Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

738 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class S	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$918.40	$1,021.98
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$3.09	$3.26

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.64%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/303 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class T	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$920.40	$1,022.74
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$2.37	$2.50
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 0.49%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/303 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class Y	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$919.40	$1,022.99
	Expenses Paid During Period*	$2.13	$2.24

* Expenses are equal to the Fund's annualized expense ratio of 0.44%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Select International Equity Fund 739

Russell Investment Company
Select International Equity Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 98.2%			Telstra Corp., Ltd.	276,605	1,066
Australia - 4.8%			TPG Telecom, Ltd.	18,562	146
AGL Energy, Ltd.	88,444	1,056	Transurban Group - ADR(Æ)	91,778	683
ALS, Ltd.	39,489	145	Treasury Wine Estates, Ltd.	21,687	110
Alumina, Ltd.	161,959	125	Washington H Soul Pattinson & Co., Ltd.	7,562	87
Amcor, Ltd. Class A	67,607	654	Wesfarmers, Ltd.	48,492	1,355
AMP, Ltd.	152,002	621	Westfield Corp.(ö)	28,192	206
Ansell, Ltd. - GDR	4,991	71	Westpac Banking Corp.	136,612	3,054
APA Group	43,504	286	Woodside Petroleum, Ltd.	25,763	542
Aristocrat Leisure, Ltd.	14,596	97	Woolworths, Ltd.	59,766	1,028
Asciano, Ltd.	39,133	228	WorleyParsons, Ltd.	19,763	92
ASX, Ltd. - ADR	15,511	456			41,648
Aurizon Holdings, Ltd.	31,695	117
AusNet Services(Æ)	95,591	99	Austria - 0.4%
Australia & New Zealand Banking			ams AG	8,073	258
Group, Ltd. - ADR	125,263	2,410	Andritz AG	4,707	237
Bank of Queensland, Ltd.	9,316	87	Erste Group Bank AG(Æ)	30,556	896
Bendigo & Adelaide Bank, Ltd.	87,448	668	EVN AG	15,053	166
BHP Billiton, Ltd. - ADR	209,050	3,434	Immofinanz AG(Æ)	97,073	249
Boral, Ltd.	77,581	298	Mayr Melnhof Karton AG	1,981	234
Brambles, Ltd.	76,049	563	Oesterreichische Post AG	3,501	127
Caltex Australia, Ltd.	9,401	210	OMV AG	12,829	341
Challenger, Ltd.	34,872	205	Raiffeisen Bank International AG(Æ)	6,856	108
CIMIC Group, Ltd.	8,318	164	Strabag SE	5,597	129
Coca-Cola Amatil, Ltd.	2,757	18	UNIQA Insurance Group AG	12,614	117
Cochlear, Ltd.	4,674	297	Verbund AG Class A	6,937	98
Commonwealth Bank of Australia - ADR	91,576	5,014	Vienna Insurance Group AG Wiener
Computershare, Ltd.	9,560	74	Versicherung Gruppe	6,376	204
Crown Resorts, Ltd.	14,125	115	Voestalpine AG	17,576	635
CSL, Ltd.	29,380	1,951			3,799
Dexus Property Group(ö)	16,084	89
Echo Entertainment Group, Ltd.	83,911	306	Belgium - 1.4%
Federation Centres(ö)	55,572	115	Ackermans & van Haaren NV	1,321	201
Flight Centre, Ltd.	203	5	Ageas	20,348	898
Fortescue Metals Group, Ltd.	161,093	236	Anheuser-Busch InBev SA	41,329	4,928
Goodman Group(ö)	19,121	83	bpost SA	11,294	282
Harvey Norman Holdings, Ltd.	37,889	108	Cie d'Entreprises CFE	967	120
Healthscope, Ltd.	5,129	10	Colruyt SA(Æ)	4,280	212
Iluka Resources, Ltd.	852	4	Delhaize Group	19,756	1,830
Incitec Pivot, Ltd.	225,480	635	D'ieteren SA	3,533	120
Insurance Australia Group, Ltd.	99,626	396	Elia System Operator SA	4,610	223
Lend Lease Group	47,442	440	Financiere de Tubize SA	184	13
Macquarie Group, Ltd.	16,328	987	Groupe Bruxelles Lambert SA	10,220	829
Medibank Pvt, Ltd.	49,078	83	KBC Groep NV	16,529	1,005
National Australia Bank, Ltd. - ADR	116,598	2,484	Proximus SADP	10,206	353
Newcrest Mining, Ltd.(Æ)	108,791	945	Sofina SA	2,328	262
Orica, Ltd.	30,246	356	Umicore SA	7,585	322
Origin Energy, Ltd.	91,496	359			11,598
Qantas Airways, Ltd.(Æ)	131,731	371
QBE Insurance Group, Ltd.	195,916	1,822	Bermuda - 0.9%
Ramsay Health Care, Ltd.	12,787	561	Cheung Kong Infrastructure Holdings,
REA Group, Ltd.	3,483	118	Ltd.	47,000	436
Rio Tinto, Ltd. - ADR	13,952	499	Chinese Estates Holdings, Ltd.	27,500	64
Santos, Ltd.	84,951	354	Dairy Farm International Holdings, Ltd.	11,100	73
SEEK, Ltd.	9,338	85	Esprit Holdings, Ltd.	152,400	171
Sonic Healthcare, Ltd.	14,651	201	First Pacific Co., Ltd.	172,000	117
South32, Ltd.(Æ)	484,370	501	Global Brands Group Holding, Ltd.(Æ)	508,000	105
Suncorp Group, Ltd.	87,817	814	Goldin Financial Holdings, Ltd.(Æ)	444,000	828
Sydney Airport	58,643	270	Guoco Group, Ltd.	17,569	201
Tabcorp Holdings, Ltd.	53,143	179	HAL Trust	2,528	467
Tatts Group, Ltd.	141,414	400	Hiscox, Ltd.	63,039	939
			Hongkong Land Holdings, Ltd.	194,100	1,453

See accompanying notes which are an integral part of the financial statements.

740 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Jardine Matheson Holdings, Ltd.	35,600	1,932	IGM Financial, Inc.	4,493	130
Jardine Strategic Holdings, Ltd.	21,800	657	Imperial Oil, Ltd.	43,414	1,445
Noble Group, Ltd.	336,300	121	Industrial Alliance Insurance &
Orient Overseas International, Ltd.	63,000	300	Financial Services, Inc.	8,501	279
VimpelCom, Ltd. - ADR	15,892	60	Intact Financial Corp.	6,675	477
VTech Holdings, Ltd.	6,800	82	Jean Coutu Group PJC, Inc. (The) Class
		8,006	A	11,970	182
			Keyera Corp.	14,273	440
Canada - 7.7%			Kinross Gold Corp.(Æ)	182,822	368
Agrium, Inc.	5,687	529	Linamar Corp.	2,490	145
Alimentation Couche-Tard, Inc. Class B	30,478	1,311	Loblaw Cos., Ltd.	11,238	592
Atco, Ltd. Class I	9,600	274	Lundin Mining Corp.(Æ)	50,772	171
Bank of Montreal	43,551	2,533	Magna International, Inc. Class A	23,514	1,240
Bank of Nova Scotia (The)	54,081	2,542	Manulife Financial Corp.	125,179	2,075
Barrick Gold Corp.	113,894	875	Metro, Inc. Class A	26,940	770
Baytex Energy Corp.	15,143	62	National Bank of Canada	11,740	389
BCE, Inc.	26,350	1,139	Pembina Pipeline Corp.	10,544	265
Boardwalk Real Estate Investment			Potash Corp. of Saskatchewan, Inc.	20,734	420
Trust(ö)	2,075	85	Power Corp. of Canada	54,116	1,216
Brookfield Asset Management, Inc.			Power Financial Corp.	37,783	935
Class A	50,886	1,778	Precision Drilling Corp.	26,102	104
Brookfield Canada Office Properties(ö)	5,216	110	Progressive Waste Solutions, Ltd.	6,362	153
CAE, Inc.	13,040	147	Quebecor, Inc. Class B	4,620	109
Cameco Corp.	32,039	454	Restaurant Brands International, Inc.	7,180	288
Canadian Imperial Bank of Commerce	13,761	1,055	RioCan Real Estate Investment Trust(ö)	10,971	214
Canadian National Railway Co.	28,308	1,729	Ritchie Bros Auctioneers, Inc.	10,981	285
Canadian Natural Resources, Ltd.	76,019	1,763	Rogers Communications, Inc. Class B	16,896	672
Canadian Oil Sands, Ltd.	50,939	384	Royal Bank of Canada - GDR	72,542	4,147
Canadian Pacific Railway, Ltd.	3,962	557	Saputo, Inc. - ADR	17,025	406
Canadian Tire Corp., Ltd. Class A	8,327	732	Shaw Communications, Inc. Class B	20,500	426
Canadian Utilities, Ltd. Class A	3,212	85	Smart Real Estate Investment Trust(ö)	4,941	117
CCL Industries, Inc. Class B	1,431	203	SNC-Lavalin Group, Inc.	21,911	702
Cenovus Energy, Inc.	85,230	1,270	Sun Life Financial, Inc.	54,590	1,841
CGI Group, Inc. Class A(Æ)	15,898	591	Suncor Energy, Inc.	122,728	3,651
Choice Properties Real Estate			Teck Resources, Ltd. Class B	58,511	343
Investment Trust(ö)	24,014	217	TELUS Corp.	19,589	654
CI Financial Corp.	5,746	137	TMX Group, Ltd.	8,596	303
Constellation Software, Inc.	1,165	503	Toronto Dominion Bank	91,120	3,740
DH Corp.	6,038	163	TransAlta Corp.	30,338	142
Dollarama, Inc.	12,481	843	TransCanada Corp.	31,666	1,066
Eldorado Gold Corp.	44,431	155	Turquoise Hill Resources, Ltd. Class
Element Financial Corp.(Æ)	21,403	277	B(Æ)	84,469	229
Emera, Inc.	16,866	553	Valeant Pharmaceuticals International,
Empire Co., Ltd. Class A	37,383	783	Inc.(Æ)	14,907	1,391
Enbridge, Inc.	28,000	1,197	West Fraser Timber Co., Ltd.	4,682	166
Encana Corp.	22,952	175	WSP Global, Inc.	4,850	169
Fairfax Financial Holdings, Ltd.	3,960	1,950	Yamana Gold, Inc.	151,185	331
Finning International, Inc.	14,764	236			67,040
First Capital Realty, Inc. Class A	7,692	114
First Quantum Minerals, Ltd.	75,455	403	Cayman Islands - 0.1%
Fortis, Inc.	45,960	1,330	CK Hutchison Holdings, Ltd.	49,036	669
Franco-Nevada Corp. Class T	6,313	320	HK Electric Investments & HK Electric
Genworth MI Canada, Inc.	11,793	292	Investments, Ltd.(Þ)	270,500	208
George Weston, Ltd.	2,289	193	Melco Crown Entertainment, Ltd.	8,400	51
Gildan Activewear, Inc. Class A	18,109	521	Xinyi Glass Holdings, Ltd.	216,000	112
Goldcorp, Inc.	98,941	1,266			1,040
Great-West Lifeco, Inc.	38,072	1,009
H&R Real Estate Investment Trust(ö)	5,027	81	Denmark - 1.6%
Home Capital Group, Inc. Class B	3,453	84	AP Moeller - Maersk A/S Class A	133	190
Hudson's Bay Co. - ADR	11,401	198	AP Moeller - Maersk A/S Class B	876	1,289
Husky Energy, Inc.	47,660	644	Carlsberg A/S Class B	12,122	992

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 741

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Christian Hansen Holding	8,215	493	Eramet(Æ)	1,512	60
Coloplast A/S Class B	6,290	450	Essilor International SA	14,660	1,924
Danske Bank A/S	44,245	1,214	Euler Hermes Group	1,338	125
DSV A/S	9,528	386	Eutelsat Communications SA	10,638	351
FLSmidth & Co. A/S	5,127	194	Faurecia	4,110	162
Genmab A/S(Æ)	4,215	414	Financiere de L'Odet	260	280
H Lundbeck A/S(Æ)	4,256	125	Fonciere Des Regions(ö)	1,057	99
ISS A/S	10,369	364	Groupe Eurotunnel SE	36,000	504
Novo Nordisk A/S Class B	104,269	5,524	Iliad SA	444	93
Novozymes A/S Class B	11,261	521	Imerys SA	369	25
Pandora A/S	3,768	434	Ingenico Group SA	3,200	377
TDC A/S	25,269	132	Ipsen SA	1,783	112
Topdanmark A/S(Æ)	8,218	218	JCDecaux SA	392	16
Tryg A/S	11,310	203	Kering	3,085	570
Vestas Wind Systems A/S	8,245	479	Korian SA Class B	2,508	95
William Demant Holding A/S(Æ)	878	76	Legrand SA - ADR	12,354	677
		13,698	L'Oreal SA	11,808	2,151
			LVMH Moet Hennessy Louis Vuitton
Finland - 0.8%			SE - ADR	14,081	2,620
Amer Sports OYJ Class A	3,136	88	Metropole Television SA	5,549	107
Cargotec OYJ Class B	4,804	171	Natixis SA	151,664	928
Elisa OYJ Class A	13,097	493	Numericable-SFR SAS(Æ)	9,202	416
Fortum OYJ	46,951	703	Orange SA - ADR	177,226	3,118
Huhtamaki OYJ	2,572	91	Orpea	5,089	408
Kesko OYJ Class B	8,858	282	Pernod Ricard SA	13,252	1,560
Kone OYJ Class B	21,452	914	Peugeot SA(Æ)	69,556	1,223
Neste OYJ	12,181	297	Publicis Groupe SA - ADR	8,639	560
Nokia OYJ	91,296	677	Renault SA	26,898	2,530
Orion OYJ Class B	2,230	80	Rexel SA Class H	22,468	307
Outokumpu OYJ(Æ)	23,196	79	Safran SA	15,130	1,148
Sampo OYJ Class A	24,936	1,216	Sanofi - ADR	55,334	5,580
Stora Enso OYJ Class R	103,117	955	Sartorius Stedim Biotech	592	209
UPM-Kymmene OYJ	60,038	1,121	Schneider Electric SE	21,097	1,276
		7,167	SCOR SE - ADR	38,679	1,439
			SEB SA	1,777	180
France - 9.7%			Societe BIC SA	3,717	592
Accor SA	7,445	370	Societe Generale SA	63,228	2,936
Aeroports de Paris	2,783	349	Societe Television Francaise 1	12,989	167
Air Liquide SA Class A	14,865	1,923	Sodexo SA	5,140	457
Alcatel-Lucent - ADR(Æ)	93,318	379	Suez Environnement Co.	44,481	845
Alstom SA(Æ)	26,082	850	Technip SA	14,741	769
Arkema SA	7,096	518	Teleperformance - GDR	5,467	429
Atos SE	1,656	132	Thales SA	8,116	588
AXA SA	187,638	5,011	Total SA	143,042	6,933
BioMerieux	1,771	206	Valeo SA	4,391	678
BNP Paribas SA	73,094	4,433	Vallourec SA	14,532	161
Bollore SA	20,924	103	Veolia Environnement SA	74,769	1,738
Bouygues SA - ADR	26,612	1,007	Vicat	2,082	133
Bureau Veritas SA	8,389	190	Vinci SA	46,530	3,136
Capital Gemini SA	12,563	1,117	Vivendi SA - ADR	126,414	3,042
Carrefour SA	47,167	1,536	Wendel SA	2,738	328
Casino Guichard Perrachon SA	4,856	279	Zodiac Aerospace	16,184	409
Christian Dior SE	4,064	799			83,588
Cie de Saint-Gobain	46,850	1,963
CNP Assurances	15,315	219	Germany - 7.4%
Credit Agricole SA	153,177	1,937	Adidas AG	5,349	479
Danone SA	18,421	1,282	Allianz SE	35,756	6,260
Dassault Systemes SA	14,430	1,139	Aurubis AG	5,323	356
Eiffage SA	9,087	567	Axel Springer SE Class A	1,950	110
Electricite de France SA	26,935	501	BASF SE	36,883	3,023
Engie SA	125,976	2,207	Bayer AG	35,812	4,779

See accompanying notes which are an integral part of the financial statements.

742 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Bayerische Motoren Werke AG	25,750	2,643	Hong Kong - 1.6%
Beiersdorf AG	5,401	513	AIA Group, Ltd.	174,400	1,018
Bilfinger SE	3,474	156	Bank of East Asia, Ltd. (The)	119,600	446
Brenntag AG	4,450	269	Cathay Pacific Airways, Ltd.	92,000	183
Commerzbank AG(Æ)	109,720	1,208	Champion(Æ)(ö)	196,000	102
Continental AG	3,432	825	China South City Holdings, Ltd.	218,000	52
Daimler AG	76,089	6,602	CLP Holdings, Ltd.	19,000	165
Deutsche Bank AG	101,826	2,856	Hang Lung Group, Ltd.	65,000	235
Deutsche Boerse AG	9,330	859	Hang Lung Properties, Ltd. - ADR	237,000	579
Deutsche Lufthansa AG(Æ)	29,623	438	Hang Seng Bank, Ltd.	25,300	463
Deutsche Post AG	34,858	1,038	Henderson Land Development Co., Ltd.	194,700	1,239
Deutsche Telekom AG	106,130	1,984	Hong Kong & China Gas Co., Ltd.	223,400	453
Deutsche Wohnen AG	25,974	732	Hong Kong Exchanges and Clearing,
E.ON SE	134,188	1,416	Ltd.	32,000	835
Evonik Industries AG	6,658	242	Hongkong & Shanghai Hotels, Ltd. (The)	146,000	166
Fielmann AG	2,855	200	Hopewell Holdings, Ltd.	97,000	350
Fraport AG Frankfurt Airport Services			Hysan Development Co., Ltd.	49,000	217
Worldwide	2,332	148	Link Real Estate Investment True (The)
Freenet AG	10,308	348	(ö)	78,500	466
Fresenius Medical Care AG & Co. KGaA	17,557	1,582	MTR Corp., Ltd.	88,500	400
Fresenius SE & Co. KGaA	27,740	2,035	New World Development Co., Ltd.	350,000	373
GEA Group AG	8,518	341	Power Assets Holdings, Ltd.	51,000	507
Hannover Rueck SE	10,052	1,164	Sino Land Co., Ltd.	366,000	564
HeidelbergCement AG	13,710	1,021	Sun Hung Kai Properties, Ltd.	118,000	1,576
Henkel AG & Co. KGaA	3,191	295	Swire Pacific, Ltd. Class A	102,000	1,178
Hochtief AG	1,167	109	Swire Properties, Ltd.	180,400	540
Hugo Boss AG	1,491	154	Television Broadcasts, Ltd.	13,600	49
Infineon Technologies AG - ADR	32,188	396	Wharf Holdings, Ltd. (The)	144,000	855
K&S AG	25,094	635	Wheelock & Co., Ltd.	119,000	553
Kabel Deutschland Holding AG(Æ)	1,224	156			13,564
KION Group AG(Æ)	248	11
Krones AG	1,620	195	Ireland - 0.5%
Lanxess AG	12,091	649	Bank of Ireland(Æ)	794,500	296
Linde AG	6,510	1,129	CRH PLC	37,210	1,015
MAN SE	877	92	DCC PLC	5,819	466
Merck KGaA	10,519	1,026	Glanbia PLC	11,737	227
Metro AG	8,616	266	Horizon Pharma PLC(Æ)	6,713	106
MTU Aero Engines AG	2,633	244	ICON PLC(Æ)	3,245	207
Muenchener Rueckversicherungs-			James Hardie Industries PLC	15,133	198
Gesellschaft AG in Muenchen	16,987	3,391	Kerry Group PLC Class A	8,400	682
OSRAM Licht AG	4,636	273	Kingspan Group PLC	4,131	100
ProSiebenSat.1 Media SE	8,648	468	Paddy Power PLC	2,584	299
Puma SE	580	130	Seagate Technology PLC	9,139	348
Rational AG	312	124	Smurfit Kappa Group PLC	13,616	388
Rheinmetall AG	3,505	221	Willis Group Holdings PLC	1,214	54
Rhoen Klinikum AG	4,181	125			4,386
RWE AG	59,772	832
Salzgitter AG	7,589	219	Isle of Man - 0.0%
SAP SE - ADR	34,848	2,755	Playtech PLC	941	12
Siemens AG	41,267	4,150	Israel - 0.5%
Suedzucker AG	8,798	164	Azrieli Group	9,015	352
Symrise AG	14,131	931	Bank Hapoalim BM	83,194	433
Talanx AG	6,377	204	Bank Leumi Le-Israel BM(Æ)	77,935	295
Telefonica Deutschland Holding AG	3,978	26	Check Point Software Technologies, Ltd.
ThyssenKrupp AG - ADR	15,067	304	(Æ)	6,242	530
TUI AG	16,744	311	Elbit Systems, Ltd.	1,110	88
United Internet AG	9,113	473	Mizrahi Tefahot Bank, Ltd.	11,133	135
Volkswagen AG	830	115	NICE-Systems, Ltd.	6,388	395
Vonovia SE	6,691	223
		64,423

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 743

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Teva Pharmaceutical Industries, Ltd.	39,266	2,333	Aozora Bank, Ltd.	94,000	342
		4,561	Asahi Glass Co., Ltd.	98,000	558
			Asahi Group Holdings, Ltd.	11,500	354
Italy - 3.0%			Asahi Kasei Corp.	89,000	544
A2A SpA	517,109	709	Asics Corp.	11,000	303
Assicurazioni Generali SpA	112,100	2,126	Astellas Pharma, Inc.	79,000	1,142
Atlantia SpA	14,721	408	Bandai Namco Holdings, Inc.	1,200	29
Autogrill SpA(Æ)	815	8	Bank of Kyoto, Ltd. (The)	32,000	322
Azimut Holding SpA	5,067	122	Bank of Yokohama, Ltd. (The)	74,000	460
Banca Generali SpA	2,996	92	Benesse Holdings, Inc.	7,400	198
Banca Monte dei Paschi di Siena			Bridgestone Corp.	36,100	1,324
SpA(Æ)	235,669	432	Brother Industries, Ltd.	21,600	275
Banca Popolare dell'Emilia Romagna SC	37,716	304	Calbee, Inc.	7,700	277
Banca Popolare di Milano Scarl	428,494	403	Canon, Inc.	53,500	1,598
Banco Popolare SC(Æ)	57,820	866	Casio Computer Co., Ltd.	12,800	240
Buzzi Unicem SpA	11,395	193	Central Japan Railway Co.	7,800	1,416
Credito Emiliano SpA	16,345	117	Century Tokyo Leasing Corp.	7,800	263
Davide Campari-Milano SpA	12,672	108	Chiba Bank, Ltd. (The)	64,000	465
De' Longhi SpA	4,420	108	Chiyoda Corp.	16,000	121
Enel Green Power SpA	106,566	225	Chubu Electric Power Co., Inc.	69,300	1,063
Enel SpA	552,060	2,549	Chugai Pharmaceutical Co., Ltd.	13,300	426
ENI SpA - ADR	169,674	2,768	Chugoku Bank, Ltd. (The)	20,700	292
EXOR SpA	19,868	987	Chugoku Electric Power Co., Inc. (The)	20,700	312
Finmeccanica SpA(Æ)	33,507	439	Citizen Holdings Co., Ltd.	2,300	17
Hera SpA	103,399	272	Credit Saison Co., Ltd.	16,800	344
Intesa Sanpaolo SpA	1,205,998	4,183	Dai Nippon Printing Co., Ltd.	69,000	711
Luxottica Group SpA	14,078	985	Daicel Chemical Industries, Ltd.	25,300	333
Mediaset SpA	4,253	22	Daido Steel Co., Ltd.	37,000	141
Mediobanca SpA	48,456	488	Daihatsu Motor Co., Ltd.	24,500	299
Mediolanum SpA	12,562	102	Dai-ichi Life Insurance Co., Ltd. (The)	39,600	685
Moncler SpA	462	7	Daiichi Sankyo Co., Ltd.	21,500	419
Parmalat SpA	125,743	327	Daikin Industries, Ltd.	12,800	819
Pirelli & C. SpA - ADR	18,078	297	Daito Trust Construction Co., Ltd.	4,500	487
Prada SpA	12,500	51	Daiwa House Industry Co., Ltd.	36,700	958
Prysmian SpA	5,021	109	Daiwa Securities Group, Inc.	24,000	164
Recordati SpA	9,173	228	DeNA Co., Ltd.	11,900	191
Saipem SpA - ADR(Æ)	23,885	225	Denso Corp.	20,900	968
Salvatore Ferragamo SpA	347	9	Dentsu, Inc.	6,900	387
Snam Rete Gas SpA	95,298	493	Disco Corp.	1,700	154
Telecom Italia SpA(Æ)	1,274,091	1,775	Don Quijote Holdings Co., Ltd.	6,600	242
Telecom Italia SpA	470,081	529	East Japan Railway Co.	16,500	1,566
Terna Rete Elettrica Nazionale SpA	34,994	178	Eisai Co., Ltd.	11,000	684
UniCredit SpA	256,529	1,660	Electric Power Development Co., Ltd.	16,100	529
Unione di Banche Italiane SpA	53,993	403	Ezaki Glico Co., Ltd.	1,700	81
Unipol Gruppo Finanziario SpA	54,753	255	FamilyMart Co., Ltd.	3,500	143
UnipolSai SpA	111,608	269	FANUC Corp.	7,300	1,285
		25,831	Fast Retailing Co., Ltd.	2,400	873
			Fuji Electric Co., Ltd.	26,000	116
Japan - 20.1%			Fuji Heavy Industries, Ltd.	24,000	927
ABC-Mart, Inc.	3,500	195	FUJIFILM Holdings Corp.	44,600	1,773
Advantest Corp.	5,200	41	Fujitsu, Ltd.	29,000	136
Aeon Co., Ltd.	56,600	836	Fukuoka Financial Group, Inc.	122,000	639
AEON Financial Service Co., Ltd.	300	7	Gunma Bank, Ltd. (The)	62,000	388
Aeon Mall Co., Ltd.	300	5	Hachijuni Bank, Ltd. (The)	61,000	413
Air Water, Inc.	16,000	261	Hakuhodo DY Holdings, Inc.	13,300	139
Aisin Seiki Co., Ltd.	25,600	1,013	Hamamatsu Photonics KK	18,800	481
Ajinomoto Co., Inc.	25,000	555	Hankyu Hanshin Holdings, Inc.	41,000	267
Alfresa Holdings Corp.	19,000	364	Haseko Corp.	18,600	189
Alps Electric Co., Ltd.	8,700	268	Hirose Electric Co., Ltd.	1,500	181
Amada Holdings Co., Ltd.	2,900	26	Hiroshima Bank, Ltd. (The)	41,000	227
ANA Holdings, Inc.	66,000	196

See accompanying notes which are an integral part of the financial statements.

744 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Hisamitsu Pharmaceutical Co., Inc.	3,400	131	Kurita Water Industries, Ltd.	6,000	135
Hitachi Capital Corp.	5,900	169	Kyocera Corp.	21,900	987
Hitachi Chemical Co., Ltd.	19,100	301	Kyushu Electric Power Co., Inc.	11,600	140
Hitachi Construction Machinery Co.,			Lawson, Inc.	2,300	170
Ltd.	5,200	81	LIXIL Group Corp.	23,200	495
Hitachi High-Technologies Corp.	4,600	123	Mabuchi Motor Co., Ltd.	6,300	309
Hitachi Metals, Ltd.	11,000	124	Makita Corp.	1,900	104
Hitachi, Ltd.	310,000	1,781	Marubeni Corp.	136,500	786
Hokuhoku Financial Group, Inc.	173,000	383	Marui Group Co., Ltd.	29,300	378
Hokuriku Electric Power Co.	24,100	358	Mazda Motor Corp.	7,400	145
Honda Motor Co., Ltd.	99,300	3,298	McDonald's Holdings Co. Japan, Ltd.	4,100	97
Hoshizaki Electric Co., Ltd.	5,800	419	Medipal Holdings Corp.	21,900	381
Hoya Corp.	14,600	600	MEIJI Holdings Co., Ltd.	3,200	251
Ibiden Co., Ltd.	10,500	144	Minebea Co., Ltd.	20,000	219
Idemitsu Kosan Co., Ltd.	10,400	171	MISUMI Group, Inc.	11,000	143
Iida Group Holdings Co., Ltd.	13,900	260	Mitsubishi Chemical Holdings Corp.	227,800	1,415
Inpex Corp.	95,300	908	Mitsubishi Corp.	115,700	2,097
Isetan Mitsukoshi Holdings, Ltd.	23,200	371	Mitsubishi Electric Corp.	70,000	726
Isuzu Motors, Ltd.	7,300	85	Mitsubishi Estate Co., Ltd.	25,000	534
ITOCHU Corp.	146,500	1,825	Mitsubishi Gas Chemical Co., Inc.	29,000	161
Itochu Techno-Solutions Corp.	4,400	96	Mitsubishi Heavy Industries, Ltd.	102,000	513
Iyo Bank, Ltd. (The)	39,300	420	Mitsubishi Logistics Corp.	1,000	14
Izumi Co., Ltd.	2,000	74	Mitsubishi Materials Corp.	143,000	496
J Front Retailing Co., Ltd.	23,800	389	Mitsubishi Motors Corp.	48,900	433
Japan Display, Inc.(Æ)	40,600	126	Mitsubishi Tanabe Pharma Corp.	13,000	219
Japan Exchange Group, Inc.	33,400	536	Mitsubishi UFJ Financial Group, Inc.	1,044,100	6,752
Japan Petroleum Exploration Co., Ltd.	4,500	135	Mitsubishi UFJ Lease & Finance Co.,
Japan Tobacco, Inc.	40,900	1,413	Ltd.	55,200	289
JFE Holdings, Inc.	38,300	599	Mitsui & Co., Ltd.	138,100	1,744
JGC Corp.	20,000	316	Mitsui Chemicals, Inc.	101,000	381
Joyo Bank, Ltd. (The)	66,000	341	Mitsui Fudosan Co., Ltd.	27,000	732
JSR Corp.	6,700	106	Mitsui OSK Lines, Ltd.	69,000	183
JTEKT Corp.	1,100	19	Mizuho Financial Group, Inc.	1,678,300	3,433
JX Holdings, Inc.	157,200	614	MS&AD Insurance Group Holdings, Inc.	59,000	1,731
Kajima Corp.	90,000	515	Murata Manufacturing Co., Ltd.	9,500	1,347
Kamigumi Co., Ltd.	30,000	258	Nabtesco Corp.	8,100	162
Kaneka Corp.	55,000	486	Nagoya Railroad Co., Ltd.	67,000	277
Kansai Electric Power Co., Inc. (The)(Æ)	54,300	692	Nankai Electric Railway Co., Ltd.	30,000	153
Kansai Paint Co., Ltd.	11,000	167	NEC Corp.	76,000	234
Kao Corp.	23,600	1,205	Nexon Co., Ltd.	1,400	19
Kawasaki Heavy Industries, Ltd.	80,000	319	NGK Insulators, Ltd.	7,000	151
KDDI Corp.	69,400	1,676	NH Foods, Ltd.	15,000	313
Keihan Electric Railway Co., Ltd.	29,000	205	NHK Spring Co., Ltd.	46,500	473
Keikyu Corp.	13,000	107	Nidec Corp.	9,100	684
Keio Corp.	22,000	179	Nikon Corp.	31,000	400
Keisei Electric Railway Co., Ltd.	16,000	196	Nintendo Co., Ltd.	5,600	894
Kewpie Corp.	4,100	93	Nippon Electric Glass Co., Ltd.	34,000	167
Keyence Corp.	2,800	1,453	Nippon Express Co., Ltd.	74,000	380
Kikkoman Corp.	16,000	499	Nippon Paint Holdings Co., Ltd.	7,700	162
Kintetsu Group Holdings Co., Ltd.	10,000	39	Nippon Shokubai Co., Ltd.	5,000	390
Kirin Holdings Co., Ltd.	26,300	371	Nippon Steel & Sumitomo Metal Corp.	55,900	1,131
Kobayashi Pharmaceutical Co., Ltd.	1,400	108	Nippon Telegraph & Telephone Corp.	100,500	3,692
Kobe Steel, Ltd.	276,000	347	Nippon Yusen	109,000	284
Koito Manufacturing Co., Ltd.	8,300	313	Nissan Chemical Industries, Ltd.	6,600	163
Komatsu, Ltd.	44,800	740	Nissan Motor Co., Ltd.	210,500	2,185
Konami Holdings Corp.	5,700	129	Nisshin Seifun Group, Inc.	35,200	536
Konica Minolta, Inc.	38,400	394	Nitori Holdings Co., Ltd.	8,900	693
Kose Corp.	4,000	388	Nitto Denko Corp.	13,200	842
Kubota Corp.	34,000	524	NOK Corp.	8,700	204
Kuraray Co., Ltd.	45,000	553	Nomura Holdings, Inc.	129,400	811

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 745

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Nomura Real Estate Holdings, Inc.	16,900	359	Stanley Electric Co., Ltd.	7,300	139
Nomura Research Institute, Ltd.	10,100	412	Sumco Corp.	8,400
NSK, Ltd.	12,400	146	Sumitomo Chemical Co., Ltd.	113,000	645
NTN Corp.	34,000	168	Sumitomo Corp.	114,700	1,257
NTT Data Corp.	4,700	233	Sumitomo Dainippon Pharma Co., Ltd.	900
NTT DOCOMO, Inc.	62,200	1,221	Sumitomo Electric Industries, Ltd.	94,000	1,279
NTT Urban Development Corp.	800	8	Sumitomo Heavy Industries, Ltd.	90,000	404
Obayashi Corp.	28,000	245	Sumitomo Metal Mining Co., Ltd.	73,000	909
Obic Co., Ltd.	7,200	380	Sumitomo Mitsui Financial Group, Inc.	93,800	3,730
Odakyu Electric Railway Co., Ltd.	15,000	146	Sumitomo Mitsui Trust Holdings, Inc.	268,000	1,026
Oji Holdings Corp.	81,000	419	Sumitomo Realty & Development Co.,
Ono Pharmaceutical Co., Ltd.	2,700	368	Ltd.	7,000	230
Oracle Corp. Japan	2,200	100	Sumitomo Rubber Industries, Ltd.	29,200	434
Oriental Land Co., Ltd.	11,500	696	Sundrug Co., Ltd.	1,600
ORIX Corp.	116,500	1,703	Suntory Beverage & Food, Ltd.	5,700	230
Osaka Gas Co., Ltd.	238,000	935	Suruga Bank, Ltd.	1,600
Otsuka Corp.	2,600	126	Suzuken Co., Ltd.	11,200	428
Otsuka Holdings Co., Ltd.	34,600	1,145	Suzuki Motor Corp.	12,200	398
Panasonic Corp.	91,700	1,076	Sysmex Corp.	16,700	954
Park24 Co., Ltd.(Æ)	5,200	109	T&D Holdings, Inc.	7,700	101
Pigeon Corp.	4,400	123	Taiheiyo Cement Corp.	35,000	115
Rakuten, Inc.	32,300	447	Taisei Corp.	39,000	253
Recruit Holdings Co., Ltd.	9,200	295	Taisho Pharmaceutical Holdings Co.,
Renesas Electronics Corp.(Æ)	900	6	Ltd.	2,900	180
Resona Holdings, Inc.	167,400	883	Taiyo Nippon Sanso Corp.	19,000	195
Ricoh Co., Ltd.	66,400	714	Takashimaya Co., Ltd.	32,000	285
Rinnai Corp.	2,300	182	Takeda Pharmaceutical Co., Ltd.	32,100	1,560
Rohm Co., Ltd.	4,300	211	TDK Corp.	4,500	285
Ryohin Keikaku Co., Ltd.	1,100	220	Teijin, Ltd.	99,000	348
Sankyo Co., Ltd.	4,800	185	THK Co., Ltd.	2,800
Sanrio Co., Ltd.	200	5	Tobu Railway Co., Ltd.	18,000
Santen Pharmaceutical Co., Ltd.	39,000	527	Toho Co., Ltd.	8,200	213
SBI Holdings, Inc.	12,300	138	Toho Gas Co., Ltd.	35,000	214
Secom Co., Ltd.	7,700	512	Tohoku Electric Power Co., Inc.	25,600	358
Sega Sammy Holdings, Inc.	18,100	190	Tokio Marine Holdings, Inc.	38,400	1,471
Seibu Holdings, Inc.	1,100	22	Tokyo Broadcasting System Holdings,
Seiko Epson Corp.	12,700	193	Inc.	12,000	178
Sekisui Chemical Co., Ltd.	30,000	353	Tokyo Electric Power Co., Inc.(Æ)	117,800	801
Sekisui House, Ltd.	69,500	1,153	Tokyo Electron, Ltd.	3,500	209
Seven & i Holdings Co., Ltd.	39,100	1,767	Tokyo Gas Co., Ltd.	137,000	676
Seven Bank, Ltd.	25,600	116	Tokyo Tatemono Co., Ltd.	1,000
Sharp Corp.	72,000	79	Tokyu Corp.	16,000	129
Shikoku Electric Power Co., Inc.(Æ)	13,500	228	Tokyu Fudosan Holdings Corp.	1,600
Shimadzu Corp.	16,000	248	TonenGeneral Sekiyu KK	20,000	208
Shimamura Co., Ltd.	3,000	336	Toppan Printing Co., Ltd.	87,000	778
Shimano, Inc.	2,400	377	Toray Industries, Inc.	60,000	522
Shimizu Corp.	26,000	227	Toshiba Corp.	372,000	1,046
Shin-Etsu Chemical Co., Ltd.	19,400	1,149	Tosoh Corp.	125,000	632
Shinsei Bank, Ltd.	211,000	441	TOTO, Ltd.	5,500	185
Shionogi & Co., Ltd.	17,700	724	Toyo Seikan Group Holdings, Ltd.	12,100	235
Shiseido Co., Ltd.	7,800	184	Toyo Suisan Kaisha, Ltd.	5,800	214
Shizuoka Bank, Ltd. (The)	43,000	429	Toyoda Gosei Co., Ltd.	15,900	364
Showa Shell Sekiyu KK	17,800	156	Toyota Boshoku Corp.	29,400	625
SMC Corp.	3,300	846	Toyota Industries Corp.	12,300	644
SoftBank Group Corp.	18,700	1,041	Toyota Motor Corp.	145,800	8,928
Sohgo Security Services Co., Ltd.	6,700	324	Toyota Tsusho Corp.	14,100	321
Sojitz Corp.	331,700	727	Trend Micro, Inc.	5,100	198
Sompo Japan Nipponkoa Holdings, Inc.	14,400	449	Tsuruha Holdings, Inc.	3,600	285
Sony Corp.	64,900	1,841	Unicharm Corp.	17,700	377
Sony Financial Holdings, Inc.	8,200	147	USS Co., Ltd.	15,000	264
			West Japan Railway Co.	14,500	1,014

See accompanying notes which are an integral part of the financial statements.

746 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Yahoo! Japan Corp.	36,500	154	SBM Offshore NV(Æ)	19,306	264
Yamada Denki Co., Ltd.	76,800	346	STMicroelectronics NV	29,198	202
Yamaguchi Financial Group, Inc.	30,000	368	Unilever NV	77,670	3,501
Yamaha Corp.	5,500	136	Wolters Kluwer NV	21,095	713
Yamaha Motor Co., Ltd.	15,900	356	X5 Retail Group NV - GDR(Æ)	6,409	133
Yamato Holdings Co., Ltd.	20,000	392			26,162
Yamazaki Baking Co., Ltd.	20,000	384
Yaskawa Electric Corp.	700	8	New Zealand - 0.1%
Yokogawa Electric Corp.	700	8	Auckland International Airport, Ltd.	76,762	273
Yokohama Rubber Co., Ltd. (The)	16,300	312	Fletcher Building, Ltd.	12,832	65
		173,959	Fonterra Group, Ltd.	26,408	96
			Meridian Energy, Ltd.	423,747	634
Jersey - 0.7%			Ryman Healthcare, Ltd.	17,195	92
Experian PLC	36,665	625			1,160
Glencore PLC(Æ)	550,778	949
Henderson Group PLC	37,781	167	Norway - 0.7%
Petrofac, Ltd.	24,942	323	DNB ASA	122,207	1,551
Regus PLC	33,501	173	Gjensidige Forsikring ASA	18,477	280
Shire PLC - ADR	25,077	1,898	Kongsberg Gruppen ASA	4,247	66
Wolseley PLC - ADR	5,673	333	Norsk Hydro ASA	82,687	296
WPP PLC	69,505	1,558	Orkla ASA	17,110	145
		6,026	Schibsted ASA Class A	4,511	151
			Schibsted ASA Class B(Æ)	4,511	140
Luxembourg - 0.3%			Statoil ASA Class N	95,634	1,545
APERAM SA(Æ)	7,329	225	Telenor ASA	36,577	688
ArcelorMittal	116,399	648	Yara International ASA	30,155	1,368
L'Occitane International SA(Æ)	61,000	122			6,230
RTL Group SA	2,083	180
SES SA	12,068	356	Portugal - 0.3%
Subsea 7 SA(Æ)	30,690	241	Banco BPI SA Class G(Æ)	104,870	127
Tenaris SA	47,672	601	Banco Comercial Portugues SA Class
Ternium SA - ADR	7,378	106	R(Æ)	3,654,779	210
		2,479	Banco Espirito Santo SA Class C(Æ)	22,842	3
			Energias de Portugal SA	328,382	1,213
Mauritius - 0.0%			Galp Energia SGPS SA Class B	21,422	231
Golden Agri-Resources, Ltd.	522,400	145	NOS SGPS SA	2,243	19
			Portucel SA - ADR	62,797	255
Netherlands - 3.0%			Sonae SGPS SA	94,039	112
Aalberts Industries NV	4,977	161			2,170
Aegon NV	222,843	1,369
Airbus Group SE	22,315	1,551	Singapore - 0.8%
Akzo Nobel NV	11,004	777	CapitaLand Commercial Trust, Ltd.(Æ)
Altice NV Class A(Æ)	24,870	429	(ö)	83,000	83
Altice NV Class B(Æ)	8,290	146	CapitaLand, Ltd.	158,300	348
ASML Holding NV	16,121	1,494	City Developments, Ltd.	44,000	249
Boskalis Westminster	7,378	358	ComfortDelGro Corp., Ltd.	137,000	296
CNH Industrial NV	121,085	817	DBS Group Holdings, Ltd.	21,300	262
Delta Lloyd NV	18,331	144	Fraser and Neave, Ltd.	26,100	40
Euronext NV(Þ)	4,830	212	Frasers Centrepoint, Ltd.	88,969	103
Fiat Chrysler Automobiles NV	137,968	2,029	Great Eastern Holdings, Ltd.	7,600	116
Fugro NV(Æ)	8,360	158	Keppel Corp., Ltd. - ADR	165,500	832
Heineken Holding NV	8,186	655	Neptune Orient Lines, Ltd.(Æ)	189,000	134
Heineken NV	16,142	1,472	Olam International, Ltd.	121,000	172
ING Groep NV	330,806	4,797	Oversea-Chinese Banking Corp., Ltd.	201,700	1,296
Koninklijke Ahold NV	59,344	1,205	SATS, Ltd.	23,800	64
Koninklijke KPN NV	112,744	413	Sembcorp Industries, Ltd.	95,400	242
Koninklijke Philips NV	20,596	556	SIA Engineering Co., Ltd.	25,100	71
NN Group NV	6,119	192	Singapore Airlines, Ltd.	63,200	486
NXP Semiconductors NV(Æ)	13,514	1,059	Singapore Exchange, Ltd.	45,900	241
Randstad Holding NV	5,158	307	Singapore Telecommunications, Ltd.	94,600	268
RELX NV	61,467	1,048	StarHub, Ltd.	24,000	61

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 747

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Suntec Real Estate Investment Trust(Æ)			Hufvudstaden AB Class A	23,124	327
(ö)	81,600	96	Investment AB Latour Class B	6,996	238
United Industrial Corp., Ltd.	108,800	239	L E Lundbergforetagen AB Class B	7,370	375
United Overseas Bank, Ltd.	57,100	828	NCC AB Class B	9,274	286
UOL Group, Ltd.	61,500	288	Nibe Industrier AB Class B	4,333	139
Wilmar International, Ltd.	191,100	425	Nordea Bank AB	203,080	2,239
		7,240	Ratos AB Class B	21,770	127
			Saab AB Class B	3,608	102
Spain - 3.0%			Sandvik AB	31,171	291
Abengoa SA Class B	54,573	53	Securitas AB Class B	36,148	471
Abertis Infraestructuras SA	10,667	177	Skandinaviska Enskilda Banken AB
Acciona SA	2,040	171	Class A	42,603	446
ACS Actividades de Construccion y			Skanska AB Class B	20,821	404
Servicios SA	15,400	523	SKF AB Class A	297	5
Amadeus IT Holding SA Class A	29,502	1,255	SKF AB Class B	11,146	196
Atresmedia Corp. de Medios de			SSAB AB Class A(Æ)	21,895	79
Comunicacion SA	480	6	Svenska Cellulosa AB SCA Class A	284	8
Banco Bilbao Vizcaya Argentaria SA			Svenska Cellulosa AB SCA Class B	40,496	1,194
- ADR	362,534	3,117	Svenska Handelsbanken AB Class A	48,683	660
Banco de Sabadell SA - ADR	336,266	650	Svenska Handelsbanken AB Class B	6,078	88
Banco Popular Espanol SA	161,166	613	Swedbank AB Class A	29,807	684
Banco Santander SA - ADR	834,214	4,671	Tele2 AB Class B	70,990	709
Bankia SA Class A	529,917	682	Telefonaktiebolaget LM Ericsson Class A	7,548	69
CaixaBank SA	72,302	277	Telefonaktiebolaget LM Ericsson Class B	101,683	989
Corp. Financiera Alba SA	5,955	263	TeliaSonera AB	82,125	419
Ebro Foods SA	15,141	287	Volvo AB Class A - GDR	5,493	57
Enagas SA	14,252	432	Volvo AB Class B	53,342	552
Endesa SA - ADR	16,471	367			18,772
Ferrovial SA	25,532	644
Gamesa Corp. Tecnologica SA	5,768	91	Switzerland - 8.4%
Gas Natural SDG SA	46,756	1,012	ABB, Ltd.(Æ)	75,455	1,421
Grupo Catalana Occidente SA	5,461	170	Actelion, Ltd.(Æ)	3,233	448
Iberdrola SA	444,578	3,173	Allreal Holding AG(Æ)	2,520	334
Industria de Diseno Textil SA	65,300	2,446	Alpiq Holding AG(Æ)	4,294	453
International Consolidated Airlines			Baloise Holding AG	9,601	1,151
Group SA(Æ)	57,622	516	Banque Cantonale Vaudoise	299	184
Mapfre SA	68,548	204	Barry Callebaut AG(Æ)	70	84
Obrascon Huarte Lain SA	5,127	41	Basellandschaftliche Kantonalbank	391	352
Prosegur Cia de Seguridad SA	12,861	57	Basler Kantonalbank	5,044	344
Red Electrica Corp. SA	5,516	486	Berner Kantonalbank AG	1,072	200
Repsol SA - ADR	88,893	1,120	Bucher Industries AG	739	168
Sacyr SA	33,638	85	Chocoladefabriken Lindt & Spruengli
Tecnicas Reunidas SA	1,651	74	AG	88	537
Telefonica SA - ADR	154,688	2,044	Cie Financiere Richemont SA(Æ)	11,336	970
Zardoya Otis SA	9,825	121	Credit Suisse Group AG(Æ)	111,084	2,766
		25,828	EMS-Chemie Holding AG	1,054	446
			Flughafen Zuerich AG	439	332
Sweden - 2.2%			Galenica AG	233	341
Alfa Laval AB	11,153	196	GAM Holding AG(Æ)	14,871	272
Assa Abloy AB Class B	79,450	1,575	Geberit AG	1,750	564
Atlas Copco AB Class A	54,096	1,407	Givaudan SA(Æ)	464	829
Atlas Copco AB Class B	21,702	524	Graubuendner Kantonalbank	159	264
Axfood AB	5,369	97	Helvetia Holding AG	1,311	686
BillerudKorsnas AB	11,282	204	Julius Baer Group, Ltd.(Æ)	9,654	478
Boliden AB	30,260	579	Kuehne & Nagel International AG	4,523	626
Electrolux AB	15,418	453	LafargeHolcim, Ltd.(Æ)	18,198	1,023
Fastighets AB Balder Class B(Æ)	13,113	264	Lonza Group AG(Æ)	3,584	525
Hennes & Mauritz AB Class B	36,367	1,410	Luzerner Kantonalbank AG	206	76
Hexagon AB Class B	14,362	497	Nestle SA	179,513	13,705
Hexpol AB	19,050	185	Novartis AG	142,942	12,960
Holmen AB Class B	7,524	227	OC Oerlikon Corp. AG(Æ)	17,600	169

See accompanying notes which are an integral part of the financial statements.

748 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Partners Group Holding AG	1,003	363	Croda International PLC	11,847	528
PSP Swiss Property AG(Æ)	7,644	665	Derwent London PLC(ö)	11,724	700
Roche Holding AG	39,962	10,826	Diageo PLC	92,850	2,683
Schindler Holding AG	3,519	571	Dialog Semiconductor PLC(Æ)	6,349	235
SFS Group AG(Æ)	2,712	175	Direct Line Insurance Group PLC	171,886	1,044
SGS SA	286	544	Drax Group PLC	29,889	120
Sika AG	101	331	Dunelm Group PLC	6,163	90
St. Galler Kantonalbank AG	364	132	Essentra PLC	7,510	97
Sulzer AG	2,357	238	Evraz PLC(Æ)	191,888	250
Swatch Group AG (The)	1,409	102	Galiform PLC	41,142	294
Swatch Group AG (The) Class B	1,460	570	GlaxoSmithKline PLC - ADR	237,817	5,122
Swiss Life Holding AG(Æ)	3,432	818	Great Portland Estates PLC(ö)	44,044	603
Swiss Prime Site AG Class A(Æ)	8,702	665	Greene King PLC	27,575	341
Swiss Re AG(Æ)	33,373	3,096	Halma PLC	32,735	385
Swisscom AG	1,368	704	Hammerson PLC(ö)	81,559	799
Syngenta AG	4,715	1,584	Hargreaves Lansdown PLC	690	15
TE Connectivity, Ltd.	10,273	662	HSBC Holdings PLC	1,366,455	10,672
Transocean, Ltd.	33,045	506	ICAP PLC	23,405	159
UBS Group AG	178,838	3,569	IG Group Holdings PLC	38,928	453
Zurich Insurance Group AG(Æ)	13,431	3,543	Imperial Tobacco Group PLC	86,579	4,664
		72,372	Inchcape PLC	105,741	1,300
			Informa PLC	23,662	207
United Kingdom - 18.2%			Inmarsat PLC	26,569	403
3i Group PLC	89,440	690	InterContinental Hotels Group PLC	11,958	479
AA PLC(Æ)	18,672	80	Intermediate Capital Group PLC	73,639	642
Aberdeen Asset Management PLC	3,323	18	Intertek Group PLC	10,305	416
Admiral Group PLC	6,030	150	Intu Properties PLC Class H(ö)	88,054	469
Aggreko PLC	3,668	52	Investec PLC	82,027	684
Amec Foster Wheeler PLC - GDR	51,648	564	ITV PLC	284,578	1,104
Amlin PLC	102,923	1,045	J Sainsbury PLC	182,143	746
Anglo American PLC	115,452	967	Jardine Lloyd Thompson Group PLC	7,380	108
Antofagasta PLC	32,727	265	John Wood Group PLC	38,227	351
ARM Holdings PLC	112,036	1,771	Johnson Matthey PLC	5,126	204
Ashmore Group PLC	1,702	7	Jupiter Fund Management PLC	12,546	87
ASOS PLC(Æ)	2,137	107	Kingfisher PLC	334,505	1,818
Associated British Foods PLC	20,483	1,089	Land Securities Group PLC(ö)	93,200	1,921
AstraZeneca PLC	34,601	2,209	Legal & General Group PLC	661,505	2,660
Auto Trader Group PLC(Æ)(Þ)	39,384	235	Liberty Global PLC Class A(Æ)	17,035	758
Aviva PLC	371,002	2,775	Liberty Global PLC Class C(Æ)	16,583	707
Babcock International Group PLC	18,668	277	Liberty Global PLC LiLAC(Æ)	1,565	61
BAE Systems PLC	117,785	798	Liberty Global PLC LiLAC Class A(Æ)	851	33
Balfour Beatty PLC(Æ)	106,601	409	Lloyds Banking Group PLC	2,828,010	3,209
Barclays PLC	1,035,057	3,684	Man Group PLC	330,686	848
Barratt Developments PLC	105,459	993	Marks & Spencer Group PLC	107,124	846
Bellway PLC	11,695	467	Meggitt PLC	73,930	402
Berkeley Group Holdings PLC	11,497	587	Melrose Industries PLC	103,484	424
Betfair Group PLC	9,607	477	Merlin Entertainments PLC(Þ)	18,245	116
BG Group PLC	165,179	2,602	Micro Focus International PLC	10,007	193
BHP Billiton PLC	156,915	2,510	Millennium & Copthorne Hotels PLC	23,172	172
Booker Group PLC	86,010	246	Mondi PLC	29,119	673
BP PLC	1,227,993	7,289	National Grid PLC	214,189	3,049
British American Tobacco PLC	91,406	5,425	Next PLC	8,205	1,010
BT Group PLC	305,290	2,183	Old Mutual PLC	581,287	1,899
Bunzl PLC	22,224	636	Pearson PLC	64,568	855
Burberry Group PLC	19,827	405	Persimmon PLC Class A(Æ)	21,077	646
Cable & Wireless Communications PLC	91,909	104	Provident Financial PLC	15,254	815
Capital & Counties Properties PLC	203,485	1,391	Prudential PLC	95,019	2,218
Carnival PLC	23,738	1,320	Reckitt Benckiser Group PLC	27,594	2,692
Centrica PLC	147,359	513	RELX PLC	60,494	1,081
Close Brothers Group PLC	5,741	129	Rentokil Initial PLC	52,415	125
Compass Group PLC	73,851	1,272

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 749

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2015

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Rightmove PLC	3,231	191	Volkswagen AG	13,797		1,657
Rio Tinto PLC	71,109	2,579				4,349
Rolls-Royce Holdings PLC(Æ)	15,199,639	1,739
Rotork PLC	52,790	152	Japan - 0.0%
Royal Bank of Scotland Group PLC(Æ)	170,832	835	Shinkin Central Bank Class A	111		206
Royal Dutch Shell PLC Class A	354,234	9,262
Royal Dutch Shell PLC Class B	50,386	1,316	Total Preferred Stocks
Royal Mail PLC	42,203	289	(cost $7,336)			4,555
RSA Insurance Group PLC	127,194	824
SABMiller PLC - ADR	38,139	2,346	Warrants & Rights - 0.0%
Saga PLC	50,748	162	Australia - 0.0%
Sage Group PLC (The)	96,340	808	Westpac Banking Corp.(Æ)
Schroders PLC	7,038	323	2015 Rights	5,940		21
Scottish & Southern Energy PLC	28,369	662
Segro PLC(ö)	111,651	773	Italy - 0.0%
Serco Group PLC(Æ)	51,471	74	Mediolanum SpA(Æ)
Shaftesbury PLC(ö)	41,737	604	2015 Rights	12,562		—

Sky PLC	44,645	753	Total Warrants & Rights
Smith & Nephew PLC	32,611	557
Smiths Group PLC	17,844	264	(cost $—)			21
Spirax-Sarco Engineering PLC	6,540	306
St. James's Place PLC	2,290	34	Short-Term Investments - 0.3%
Stagecoach Group PLC	19,716	105	United States - 0.3%
Standard Chartered PLC	163,228	1,812	Russell U.S. Cash Management Fund	2,875,494	(8)	2,875
Standard Life PLC	264,926	1,713	Total Short-Term Investments
TalkTalk Telecom Group PLC	5,570	22	(cost $2,875)			2,875
Tate & Lyle PLC	41,947	386
Taylor Wimpey PLC	238,906	728	Total Investments 99.5%
Telecity Group PLC	13,767	249	(identified cost $926,238)			862,245
Tesco PLC(Æ)	709,545	1,999
Travis Perkins PLC	50,933	1,501	Other Assets and Liabilities, Net
Tullow Oil PLC(Æ)	10,594	33	- 0.5%			4,199
Unilever PLC	51,364	2,281	Net Assets - 100.0%			866,444
Vedanta Resources PLC	11,874	90
Vodafone Group PLC	2,553,206	8,417
Weir Group PLC (The)	16,954	278
Whitbread PLC	8,801	673
William Hill PLC	29,932	146
Wm Morrison Supermarkets PLC	292,663	758
		157,470

United States - 0.0%
Autoliv, Inc.	652	79

Total Common Stocks
(cost $910,847)		850,453

Investments in Other Funds - 0.5%
Vanguard FTSE Emerging Markets	124,600	4,341
Total ETF Investments in Other Funds
(cost $5,180)		4,341

Preferred Stocks - 0.5%
Germany - 0.5%
Bayerische Motoren Werke AG	1,787	144
Fuchs Petrolub SE	5,567	267
Henkel AG & Co. KGaA	12,942	1,404
Man SE	60	6
Porsche Automobil Holding SE	18,596	871

See accompanying notes which are an integral part of the financial statements.

750 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
MSCI EAFE Mini Index Futures	72	USD	6,326	12/15	290
S&P/TSX 50 Index Futures	5	CAD	792	12/15	13
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					303

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	30	CAD	40	12/16/15	—
Bank of America	USD	37	CAD	50	12/16/15	1
Bank of America	USD	76	CAD	100	12/16/15	—
Bank of America	BRL	1,941	USD	497	12/16/15	—
Bank of America	CAD	100	USD	77	12/16/15	—
Bank of America	CAD	150	USD	117	12/16/15	2
Bank of America	CAD	250	USD	194	12/16/15	3
Bank of America	CNY	3,674	USD	564	12/16/15	(13)
Bank of America	INR	57,528	USD	850	12/16/15	(24)
Bank of America	TWD	31,700	USD	975	12/16/15	(1)
Bank of Montreal	USD	677	AUD	969	12/16/15	12
Bank of Montreal	USD	249	CAD	329	12/16/15	3
Bank of Montreal	USD	259	CAD	342	12/16/15	3
Bank of Montreal	USD	164	DKK	1,098	12/16/15	(2)
Bank of Montreal	USD	1,073	GBP	699	12/16/15	4
Bank of Montreal	USD	447	HKD	3,462	12/16/15	—
Bank of Montreal	USD	403	ILS	1,568	12/16/15	2
Bank of Montreal	USD	576	NZD	908	12/16/15	36
Bank of Montreal	USD	288	SEK	2,424	12/16/15	(4)
Bank of Montreal	USD	542	SGD	771	12/16/15	7
Bank of Montreal	CAD	45	USD	34	12/16/15	—
Bank of Montreal	CHF	235	USD	242	12/16/15	3
Bank of Montreal	EUR	3,206	USD	3,580	12/16/15	54
Bank of Montreal	JPY	67,884	USD	561	12/16/15	(2)
Bank of Montreal	NOK	8,084	USD	981	12/16/15	30
Bank of Montreal	ZAR	1,748	USD	125	12/15/15	—
Bank of New York	USD	75	CAD	100	12/16/15	1
Bank of New York	CAD	180	USD	139	12/16/15	1
BNP Paribas	USD	677	AUD	969	12/16/15	13
BNP Paribas	USD	249	CAD	329	12/16/15	3
BNP Paribas	USD	259	CAD	342	12/16/15	3
BNP Paribas	USD	2,586	CAD	3,430	12/16/15	37
BNP Paribas	USD	238	CHF	230	12/16/15	(5)
BNP Paribas	USD	165	DKK	1,098	12/16/15	(3)
BNP Paribas	USD	1,000	EUR	880	12/16/15	(32)
BNP Paribas	USD	1,073	GBP	699	12/16/15	4
BNP Paribas	USD	447	HKD	3,462	12/16/15	—
BNP Paribas	USD	403	ILS	1,568	12/16/15	2
BNP Paribas	USD	864	NOK	7,050	12/16/15	(36)
BNP Paribas	USD	577	NZD	908	12/16/15	36
BNP Paribas	USD	289	SEK	2,424	12/16/15	(5)
BNP Paribas	USD	542	SGD	771	12/16/15	7
BNP Paribas	CAD	100	USD	77	12/16/15	—
BNP Paribas	EUR	3,206	USD	3,584	12/16/15	58
BNP Paribas	HKD	6,700	USD	864	12/16/15	—
BNP Paribas	JPY	67,884	USD	562	12/16/15	(1)
BNP Paribas	NOK	8,084	USD	981	12/16/15	30
BNP Paribas	NZD	4,580	USD	2,872	12/16/15	(219)
BNP Paribas	ZAR	1,748	USD	125	12/15/15	—
Citigroup	USD	75	CAD	100	12/16/15	2
Commonwealth Bank of Australia	CAD	50	USD	38	12/16/15	—

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 751

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Commonwealth Bank of Australia	CAD	100	USD	77	12/16/15	—
HSBC	USD	677	AUD	969	12/16/15	12
HSBC	USD	249	CAD	329	12/16/15	3
HSBC	USD	259	CAD	342	12/16/15	3
HSBC	USD	164	DKK	1,098	12/16/15	(2)
HSBC	USD	1,072	GBP	699	12/16/15	4
HSBC	USD	447	HKD	3,462	12/16/15	—
HSBC	USD	404	ILS	1,568	12/16/15	2
HSBC	USD	577	NZD	908	12/16/15	36
HSBC	USD	289	SEK	2,424	12/16/15	(5)
HSBC	USD	542	SGD	771	12/16/15	7
HSBC	EUR	3,206	USD	3,580	12/16/15	53
HSBC	JPY	67,884	USD	561	12/16/15	(1)
HSBC	NOK	8,084	USD	982	12/16/15	31
HSBC	ZAR	1,748	USD	125	12/15/15	—
Royal Bank of Canada	USD	677	AUD	969	12/16/15	13
Royal Bank of Canada	USD	60	CAD	80	12/16/15	1
Royal Bank of Canada	USD	249	CAD	329	12/16/15	3
Royal Bank of Canada	USD	259	CAD	342	12/16/15	3
Royal Bank of Canada	USD	165	DKK	1,098	12/16/15	(2)
Royal Bank of Canada	USD	1,072	GBP	699	12/16/15	4
Royal Bank of Canada	USD	447	HKD	3,462	12/16/15	—
Royal Bank of Canada	USD	403	ILS	1,568	12/16/15	2
Royal Bank of Canada	USD	576	NZD	908	12/16/15	36
Royal Bank of Canada	USD	288	SEK	2,424	12/16/15	(4)
Royal Bank of Canada	USD	542	SGD	771	12/16/15	7
Royal Bank of Canada	CAD	70	USD	53	12/16/15	—
Royal Bank of Canada	CAD	150	USD	115	12/16/15	—
Royal Bank of Canada	EUR	3,206	USD	3,582	12/16/15	54
Royal Bank of Canada	JPY	67,884	USD	562	12/16/15	(1)
Royal Bank of Canada	NOK	8,084	USD	981	12/16/15	30
Royal Bank of Canada	ZAR	1,748	USD	125	12/15/15	—
State Street	USD	876	AUD	1,220	12/16/15	(8)
State Street	USD	38	CAD	50	12/16/15	1
State Street	USD	119	CAD	160	12/16/15	3
State Street	USD	465	MXN	7,710	12/16/15	—
State Street	USD	2,019	SEK	17,140	12/16/15	(10)
State Street	CAD	40	USD	31	12/16/15	—
State Street	CAD	120	USD	92	12/16/15	—
State Street	CAD	220	USD	166	12/16/15	(2)
State Street	CAD	1,440	USD	1,085	12/16/15	(16)
State Street	EUR	940	USD	1,039	12/16/15	4
State Street	GBP	1,380	USD	2,111	12/16/15	(16)
State Street	JPY	105,610	USD	878	12/16/15	2
State Street	MXN	7,700	USD	455	12/16/15	(10)
State Street	NZD	3,220	USD	2,175	12/16/15	1
UBS	USD	677	AUD	969	12/16/15	12
UBS	USD	249	CAD	329	12/16/15	3
UBS	USD	259	CAD	342	12/16/15	3
UBS	USD	165	DKK	1,098	12/16/15	(2)
UBS	USD	1,890	EUR	1,680	12/16/15	(43)
UBS	USD	1,072	GBP	699	12/16/15	4
UBS	USD	447	HKD	3,462	12/16/15	—
UBS	USD	403	ILS	1,568	12/16/15	2
UBS	USD	2,350	NOK	20,080	12/16/15	12
UBS	USD	577	NZD	908	12/16/15	36
UBS	USD	1,985	NZD	3,150	12/16/15	142
UBS	USD	288	SEK	2,424	12/16/15	(4)
UBS	USD	542	SGD	771	12/16/15	7
UBS	CAD	6,560	USD	4,897	12/16/15	(121)
UBS	EUR	3,206	USD	3,582	12/16/15	55
UBS	JPY	67,884	USD	561	12/16/15	(1)
UBS	JPY	264,910	USD	2,210	12/16/15	13

See accompanying notes which are an integral part of the financial statements.

752 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
UBS	NOK	8,084	USD	981	12/16/15	30
UBS	ZAR	1,748	USD	125	12/15/15	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						396

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Common Stocks
Australia	$371	$41,277	$—	$41,648	4.8
Austria	—	3,799	—	3,799	0.4
Belgium	—	11,598	—	11,598	1.4
Bermuda	60	7,946	—	8,006	0.9
Canada	67,040	—	—	67,040	7.7
Cayman Islands	—	989	51	1,040	0.1
Denmark	—	13,698	—	13,698	1.6
Finland	—	7,167	—	7,167	0.8
France	—	83,588	—	83,588	9.7
Germany	—	64,423	—	64,423	7.4
Hong Kong	—	13,564	—	13,564	1.6
Ireland	715	3,671	—	4,386	0.5
Isle of Man	—	12	—	12	—*
Israel	530	4,031	—	4,561	0.5
Italy	—	25,831	—	25,831	3.0
Japan	—	173,959	—	173,959	20.1
Jersey	—	6,026	—	6,026	0.7
Luxembourg	106	2,373	—	2,479	0.3
Mauritius	—	145	—	145	—*
Netherlands	1,192	24,970	—	26,162	3.0
New Zealand	—	1,160	—	1,160	0.1
Norway	—	6,230	—	6,230	0.7
Portugal	—	2,167	3	2,170	0.3
Singapore	—	7,240	—	7,240	0.8
Spain	—	25,828	—	25,828	3.0
Sweden	—	18,772	—	18,772	2.2
Switzerland	662	71,710	—	72,372	8.4
United Kingdom	1,559	155,888	23	157,470	18.2
United States	79	—	—	79	—*
Investments in Other Funds	4,341	—	—	4,341	0.5
Preferred Stocks	—	4,555	—	4,555	0.5
Warrants & Rights	21	—	—	21	—*
Short-Term Investments	—	2,875	—	2,875	0.3
Total Investments	76,676	785,492	77	862,245	99.5
Other Assets and Liabilities, Net					0.5
					100.0

Other Financial Instruments
Futures Contracts	303	—	—	303	—*
Foreign Currency Exchange Contracts	—	396	—	396	—*
Total Other Financial Instruments**	$303	$396	$—	$699

*    Less than .05% of net assets.
**    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 753

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2015

Presentation of Portfolio Holdings
Amounts in thousands
Fair Value
Portfolio Summary	Level 1	Level 2		Level 3	Total	% of Net Assets

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2015 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

754 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$991
Variation margin on futures contracts*	303	—
Total	$303	$991

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$595
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(500)	$—
Foreign currency-related transactions**	—	(1,049)
Total	$(500)	$(1,049)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$312	$—
Foreign currency-related transactions***	—	396
Total	$312	$396

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 755

Russell Investment Company
Select International Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$991	$—	$991
Total Financial and Derivative Assets		991	—	991
Financial and Derivative Assets not subject to a netting agreement		—	—	—
Total Financial and Derivative Assets subject to a netting agreement		$991	$—	$991

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$6	$6	$—	$ —
Bank of Montreal	154	8	—	146
Bank of New York	2	—	—	2
BNP Paribas	192	192	—	—
Citigroup	2	—	—	2
HSBC	152	8	—	144
Royal Bank of Canada	155	8	—	147
State Street	12	12	—	—
UBS	316	169	—	147
Total	$991	$403	$—	$ 588

See accompanying notes which are an integral part of the financial statements.

756 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$28	$—	$28
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	595	—	595
Total Financial and Derivative Liabilities		623	—	623
Financial and Derivative Liabilities not subject to a netting agreement		(28)	—	(28)
Total Financial and Derivative Liabilities subject to a netting agreement		$595	$—	$595

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$40	$6	$—	$ 34
Bank of Montreal	8	8	—	—
BNP Paribas	298	192	—	106
HSBC	8	8	—	—
Royal Bank of Canada	8	8	—	—
State Street	64	12	—	52
UBS	169	169	—	—
Total	$595	$403	$—	$ 192

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 757

Russell Investment Company
Select International Equity Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$926,238
Investments, at fair value(>)	862,245
Cash (restricted)(a)	1,000
Foreign currency holdings(^)	623
Unrealized appreciation on foreign currency exchange contracts	991
Receivables:
Dividends and interest	1,808
Dividends from affiliated Russell funds	46
Fund shares sold	216
Foreign capital gains taxes recoverable	736
Prepaid expenses	1
Total assets	867,666

Liabilities
Payables:
Investments purchased	23
Fund shares redeemed	84
Accrued fees to affiliates	248
Other accrued expenses	244
Variation margin on futures contracts	28
Unrealized depreciation on foreign currency exchange contracts	595
Total liabilities	1,222

Net Assets	$866,444

See accompanying notes which are an integral part of the financial statements.

758 Select International Equity Fund

Russell Investment Company
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Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$18,437
Accumulated net realized gain (loss)	(9,142)
Unrealized appreciation (depreciation) on:
Investments	(63,993)
Futures contracts	303
Foreign currency-related transactions	370
Shares of beneficial interest	949
Additional paid-in capital	919,520
Net Assets	$866,444

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class S(#)	$9.12
Class S — Net assets	$1,679,225
Class S — Shares outstanding ($.01 par value)	184,045
Net asset value per share: Class T(#)	$9.14
Class T — Net assets	$2,724,092
Class T — Shares outstanding ($.01 par value)	298,161
Net asset value per share: Class Y(#)	$9.13
Class Y — Net assets	$862,040,442
Class Y — Shares outstanding ($.01 par value)	94,373,909
Amounts in thousands
(^) Foreign currency holdings - cost	$630
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$2,875
(a) Cash Collateral for Futures	$1,000
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 759

Russell Investment Company
Select International Equity Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Dividends	$25,043
Dividends from affiliated Russell funds	16
Interest	29
Less foreign taxes withheld	(2,113)
Total investment income	22,975

Expenses
Advisory fees	2,938
Administrative fees	311
Custodian fees	653
Transfer agent fees - Class S	3
Transfer agent fees - Class T	2
Transfer agent fees - Class Y	29
Professional fees	110
Registration fees	74
Trustees’ fees	16
Printing fees	56
Offering fees	34
Miscellaneous	21
Expenses before reductions	4,247
Expense reductions	(1,342)
Net expenses	2,905
Net investment income (loss)	20,070

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(8,189)
Futures contracts	(500)
Foreign currency-related transactions	(1,446)
Net realized gain (loss)	(10,135)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(57,350)
Futures contracts	312
Foreign currency-related transactions	375
Net change in unrealized appreciation (depreciation)	(56,663)
Net realized and unrealized gain (loss)	(66,798)
Net Increase (Decrease) in Net Assets from Operations	$(46,728)

See accompanying notes which are an integral part of the financial statements.

760 Select International Equity Fund

Russell Investment Company
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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014 (1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,070	$460
Net realized gain (loss)	(10,135)	(358)
Net change in unrealized appreciation (depreciation)	(56,663)	(6,657)
Net increase (decrease) in net assets from operations	(46,728)	(6,555)

Distributions
From net investment income
Class Y	(755)	—
Net decrease in net assets from distributions	(755)	—

Share Transactions*
Net increase (decrease) in net assets from share transactions	802,026	118,456
Total Net Increase (Decrease) in Net Assets	754,543	111,901

Net Assets
Beginning of period	111,901	—
End of period	$866,444	$111,901
Undistributed (overdistributed) net investment income included in net assets	$18,437	$455

(1)     For the period August 1, 2014 (commencement of operations) to October 31, 2014.

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 761

Russell Investment Company
Select International Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014 (1)
	Shares	Dollars	Shares	Dollars

Class S (2)
Proceeds from shares sold	235	$2,236	—	$—
Payments for shares redeemed	(51)	(474)	—	—
Net increase (decrease)	184	1,762	—	—
Class T (2)
Proceeds from shares sold	324	3,130	—	—
Payments for shares redeemed	(26)	(244)	—	—
Net increase (decrease)	298	2,886	—	—
Class Y
Proceeds from shares sold	95,343	920,901	12,448	123,949
Proceeds from reinvestment of distributions	82	755	—	—
Payments for shares redeemed	(12,928)	(124,278)	(570)	(5,493)
Net increase (decrease)	82,497	797,378	11,878	118,456
Total increase (decrease)	82,979	$802,026	11,878	$118,456

(1)     For the period August 1, 2014 (commencement of operations) to October 31, 2014.
(2)     For the period January 5, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

762 Select International Equity Fund

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Russell Investment Company
Select International Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class S
October 31, 2015(5)	9.07	.23	(.18)	.05	—	—

Class T
October 31, 2015(5)	9.07	.22	(.15)	.07	—	—

Class Y
October 31, 2015	9.42	.29	(.52)	(.23)	(.06)	(.06)
October 31, 2014(4)	10.00	.05	(.63)	(.58)	—	—

See accompanying notes which are an integral part of the financial statements.

764 Select International Equity Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(b)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

9.12	.55	1,679.84		.64	2.91	25

9.14	.77	2,724.84		.49	2.77	25

9.13	(2.43)	862,041.65		.44	3.07	25
9.42	(5.80)	111,901.87		.44	1.90	7

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 765

Russell Investment Company
Russell Funds

Notes to Schedules of Investments — October 31, 2015

Footnotes:
(Æ)	Non-Income producing security.
(Ï)	Forward commitment.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(ö)	Real Estate Investment Trust (REIT).
(µ)	Bond is insured by a guarantor.
(Ø)	In default.
(ç)	At amortized cost, which approximates market value.
(~ )	Rate noted is yield-to-maturity from date of acquisition.
(æ)	Pre-refunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold) or swap contracts entered into by the Fund.
(x)	The security is purchased with the cash collateral from securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and is not registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(Û)	All or a portion of the shares of this security are held as collateral in connection with securities sold short.
(ÿ)	Notional Amount in thousands.
(8)	Unrounded units.
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the
Fund. See Statement of Assets and Liabilities.
(ì)	All or a portion of the shares of this security are held as collateral in connection with options written contracts.
(v)	Loan agreement still pending. Rate not available at period end. 1.000% Rate is used as a placeholder.

Abbreviations:
ADR - American Depositary Receipt
ADS - American Depositary Share
BBR - Bank Bill Rate
BBSW - Bank Bill Swap Reference Rate
BUBOR – Budapest Interbank Offered Rate
CIBOR - Copenhagen Interbank Offered Rate
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
EMU - European Economic and Monetary Union
EURIBOR - Euro Interbank Offered Bank
FDIC - Federal Deposit Insurance Company
GDR - Global Depositary Receipt
GDS - Global Depositary Share
GSCI – Goldman Sachs Commodity Index
HIBOR – Hong Kong Interbank Offer Rate
JIBAR – Johannesburg Interbank Agreed Rate
KSDA – Korean Securities Dealers Association
LIBOR - London Interbank Offered Rate
MIBOR - Mumbai Interbank Offered Rate
NIBOR - Norwegian Interbank Offered Rate
PIK - Payment in Kind
REMIC - Real Estate Mortgage Investment Conduit
STIBOR – Stockholm Interbank Offered Rate
STRIP - Separate Trading of Registered Interest and Principal of Securities
SFE - Sydney Futures Exchange
TBA - To Be Announced Security
UK - United Kingdom
WTI – West Texas Intermediate

Foreign Currency Abbreviations:

766 Notes to Schedules of Investments

Russell Investment Company
Russell Funds

Notes to Schedules of Investments, continued — October 31, 2015

ARS - Argentine peso	HKD - Hong Kong dollar	PKR - Pakistani rupee
AUD - Australian dollar	HUF - Hungarian forint	PLN - Polish zloty
BRL - Brazilian real	IDR - Indonesian rupiah	RON – Romanian New Leu
CAD - Canadian dollar	ILS - Israeli shekel	RUB - Russian ruble
CHF - Swiss franc	INR - Indian rupee	SEK - Swedish krona
CLP - Chilean peso	ISK - Icelandic krona	SGD - Singapore dollar
CNH – Chinese offshore spot	ITL - Italian lira	SKK - Slovakian koruna
CNY - Chinese renminbi yuan	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rican colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR - Malaysian ringgit	UYU – Uruguayan peso
DOP - Dominican peso	NOK - Norwegian krone	VEB - Venezuelan bolivar
EGP - Egyptian pound	NGN – Nigerian naira	VND - Vietnamese dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
GBP - British pound sterling	PEN - Peruvian nuevo sol
GHS - Ghanaian	PHP - Philippine peso

Notes to Schedules of Investments 767

Russell Investment Company
Russell Funds

Notes to Financial Highlights — October 31, 2015

(1)	For the period February 7, 2012 (commencement of operations) to October 31, 2012.
(2)	For the period August 7, 2012 (commencement of operations) to October 31, 2012.
(3)	For the period August 16, 2012 (commencement of operations) to October 31, 2012.
(4)	For the period August 1, 2014 (commencement of operations) to October 31, 2014.
(5)	For the period January 5, 2015 (commencement of operations) to October 31, 2015.
(6)	For the period May 4, 2015 (commencement of operations) to October 31, 2015.
(7)	For the period June 2, 2015 (commencement of operations) to October 31, 2015.
(a)	Average daily shares outstanding were used for this calculation.
(b)	The ratios for periods less than one year are not annualized.
(c)	Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(d)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and /or Russell Fund Services Company
	(“RFSC”).
(e)	The ratios for periods less than one year are annualized.
(f)	Less than $.01 per share.
(g)	For the Russell U.S. Defensive Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from
	short sales, were as follows:
	For the period ended	Class A	Class C	Class E	Class I	Class S	Class Y
	October 31, 2015	N/A	N/A	N/A	N/A	N/A	N/A
	October 31, 2014	N/A	N/A	N/A	N/A	N/A	N/A
	October 31, 2013	N/A	N/A	N/A	N/A	N/A	N/A
	October 31, 2012	1.09%	1.83%	1.03%	0.76%	0.83%	0.65%
	October 31, 2011	1.08%	1.83%	1.01%	0.75%	0.83%	0.65%
	For the Russell U.S. Dynamic Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short
	sales, were as follows:
	For the period ended	Class A	Class C	Class E	Class I	Class S	Class Y
	October 31, 2015	1.36%	2.11%	1.36%	1.03%	1.11%	0.91%
	October 31, 2014	1.34%	2.10%	1.35%	1.00%	1.10%	0.90%
	October 31, 2013	1.35%	2.11%	1.36%	0.98%	1.11%	0.91%

	For the Russell U.S. Strategic Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short
	sales, were as follows:
	For the period ended			Class A	Class C	Class E	Class S
	October 31, 2015			1.02%	1.77%	1.02%	0.77%
	October 31, 2014			1.03%	1.78%	1.03%	0.78%
	October 31, 2013			1.10%	1.85%	1.10%	0.85%
	October 31, 2012			1.10%	1.85%	1.10%	0.85%

	For the Russell Multi-Strategy Alternative Fund, the respective annualized net expense ratios, not including the dividends and interest expense from
	short sales, were as follows:
	For the period ended		Class A	Class C	Class E	Class S
	October 31, 2015		2.28%	3.04%	2.30%	2.05%
	October 31, 2014		2.17%	2.91%	2.17%	1.92%
	October 31, 2013		2.20%	2.95%	2.18%	1.93%
	October 31, 2012		2.20%	2.93%	2.16%	1.96%

(h)	Distributions in excess of accumulated earnings and profits but not in excess of current earnings and profits computed on a tax basis.
(i)	Less than .005% of average net assets.
(†)	For the Russell Cayman Commodity Strategies Fund and the Russell Multi-Strategy Alternative Fund, the Financial Highlights are consolidated and
	include the balances of the Russell Cayman Commodity Strategies Fund Ltd. and the Russell Multi-Strategy Alternative Fund Ltd. (wholly-owned
	subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to the Financial
	Statements.

768 Notes to Financial Highlights

Russell Investment Company
Russell Funds

Notes to Financial Statements — October 31, 2015

1. Organization
Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 41 different investment portfolios referred to as funds (each a “Fund” and collectively the “Funds”). These financial statements report on 27 of these
Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended (“Investment Company
Act”), as an open-end management investment company. It is organized and operated as a Massachusetts business trust under a
Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Investment Company’s Master Trust
Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.
2. Significant Accounting Policies
The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”)
which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation
The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell
Fund Services Company (“RFSC”).

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by RFSC, acting at the discretion of the Board, that are used in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments categorized as
Level 1 and Level 2 of the fair value hierarchy are as follows:

Equity securities, including common and preferred stock, that are traded on a national securities exchange (or reported on the
NASDAQ national market), are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 of the fair value hierarchy. Certain foreign equity securities may be fair valued using a pricing service that considers the correlation of

Notes to Financial Statements 769

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary
Receipts, financial futures, exchange-traded funds, and the movement of certain indexes of securities, based on the statistical analysis of historical relationships. Foreign equity securities prices as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities including corporate, convertible, U.S. government agency, municipal bonds and notes, U.S. treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Such fixed income securities that use pricing service internal models as described above are categorized as Level
2 of the fair value hierarchy. Such fixed income securities that use broker dealer quotations are categorized as Level 3 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis and marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, including estimated cash flows of each tranche, market-based yield spreads for each tranche, and current market data, as well as incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy if the privately-held investment funds’ redemption terms require 90 days notice or less. If the redemption terms require greater than 90 days notice for redemptions, then the investment will be categorized as Level 3. The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies.
Accordingly, the Funds estimate the fair value of an investment in a fund using the NAV per share without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.
Derivatives may be classified into two groups depending upon the way that they are traded: privately traded over-the-counter
(“OTC”) derivatives that do not go through an exchange or intermediary and exchange-traded derivatives that are traded through specialized derivatives exchanges or other regulated exchanges. OTC derivatives are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative instrument can be estimated by a pricing service provider using a series of techniques, including simulation pricing models.
The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. OTC derivatives that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy, with the exception of foreign currency spot contracts which are categorized as Level 1 of the fair value hierarchy. OTC derivatives that use broker dealer quotations are categorized as level 3 of the fair value hierarchy. Exchange-traded derivatives are valued based on the last reported sales price on the day of valuation and are categorized as Level 1 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

770 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAV for each applicable
Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Significant events that could trigger fair value pricing of one or more securities include: any market movement of the U.S. securities market;
a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares, since foreign securities can trade on non-business days.

The Russell U.S. Core Equity, Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Russell U.S. Strategic Equity, Russell
U.S. Large Cap Equity, Russell U.S. Mid Cap Equity, Russell U.S. Small Cap Equity, Russell International Developed Markets,
Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap, Russell Tax-Managed International Equity,
Russell Tax Exempt High Yield Bond, Russell Tax Exempt Bond, Russell Commodity Strategies, Russell Global Real Estate
Securities, Russell Multi-Strategy Income, Russell Strategic Call Overwriting and Select U.S. Equity Funds had no transfers between Levels 1, 2 and 3 for the period ended October 31, 2015.

The Russell Global Equity, Russell Emerging Markets, Russell Global Infrastructure and Select International Equity Funds had
transfers out of Level 1 into Level 3 representing financial instruments for which pricing had been determined using observable inputs that became unobservable. The amounts transferred were as follows:

Russell Global Equity Fund	$36,075
Russell Emerging Markets Fund	6,353,281
Russell Global Infrastructure Fund	15,731,612
Select International Equity	50,559

The Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond and Russell Short Duration Bond
Funds had transfers out of Level 2 into Level 3 representing financial instruments for which pricing had been determined using observable inputs that became unobservable. The amounts transferred were as follows:

Russell Global Opportunistic Credit Fund	$2,567,100
Russell Strategic Bond Fund	6,908,495
Russell Investment Grade Bond Fund	3,342,973
Russell Short Duration Bond Fund	5,149,309

The Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond
and Russell Multi-Strategy Alternative Funds had transfers out of Level 3 into Level 2 representing financial instruments for which pricing had been determined using unobservable inputs that became observable. The amounts transferred were as follows:

Russell Global Opportunistic Credit Fund	$1,835,617
Russell Strategic Bond Fund	28,880,928
Russell Investment Grade Bond Fund	5,199,368
Russell Short Duration Bond Fund	2,779,057
Russell Multi-Strategy Alternative Fund	217,799

Level 3 Fair Value Investments
The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available, or are not reliable, are valued at fair value as determined in good faith by RFSC and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by

Notes to Financial Statements 771

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

another method that RFSC believes accurately reflects fair value and will be categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by RFSC would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the security was sold.

RFSC employs third party pricing vendors to provide fair value measurements. RFSC oversees third-party pricing service providers in order to support the valuation process throughout the year.

The significant unobservable input used in fair value measurement of certain of the Funds’ preferred equity securities is the redemption value calculated on a fully-diluted basis if converted to common stock. Significant increases or decreases in the redemption value would have a direct and proportional impact to fair value.

The significant unobservable input used in the fair value measurement of certain Funds’ debt securities is the yield to worst ratio.
Significant increases (decreases) in the yield to worst ratio would result in a lower (higher) fair value measurement.

These significant unobservable inputs are further disclosed in the Presentation of Portfolio Holdings for each respective Fund as applicable.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, RFSC may elect to obtain indicative market quotations (“broker quotes”) directly from the broker or passed through from a third party vendor. In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received on a daily basis, RFSC does not have the transparency to view the underlying inputs which support the broker quotes. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. RFSC is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that present changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, a Level 3 reconciliation and an additional disclosure about fair value measurements, if any, has been included in the Presentation of Portfolio Holdings for each respective Fund.

Investment Transactions
Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost incurred by each money manager within a particular
Fund.

Investment Income
Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend, subsequent to the ex-dividend date. Interest income is recorded daily on the accrual basis. The Funds classify gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income. All premiums and discounts, including original issue discounts, are amortized/
accreted using the effective interest method. Debt obligation securities may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Federal Income Taxes
Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

772 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

For each year, each Fund intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended (the “Code”) and intends to distribute all of its taxable income and capital gains.
Therefore, no federal income tax provision is required for the Funds.

The Russell Commodity Strategies Fund and the Russell Multi-Strategy Alternative Fund intend to gain exposure indirectly to commodities markets by investing in wholly-owned subsidiaries which are organized as companies under the laws of the Cayman
Islands and may invest in commodity index-linked instruments and other commodity-linked instruments and derivative instruments.
In order for the Funds to qualify as regulated investment companies under Subchapter M of the Code, the Funds must derive at least 90 percent of their gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service
(“IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under
Subchapter M of the Code. However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income, even if the subsidiary itself owns commodity-linked swaps and other commodity-
linked derivative instruments. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Russell Commodity Strategies Fund and the Russell Multi-Strategy Alternative
Fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and, through investments in each respective Subsidiary (as defined in note 3), commodity-linked swaps and other commodity-linked derivative instruments. The Russell Commodity Strategies Fund has also requested its own such private letter ruling, although the IRS has suspended the issuance of such rulings pending further internal review. The Russell Multi-Strategy Alternative Fund has not requested such a ruling due to the IRS suspension. There can be no assurance that the IRS will issue the requested ruling to the
Russell Commodity Strategies Fund, or that the IRS will not change its position based on private letter rulings that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Russell Commodity Strategies
Fund and Russell Multi-Strategy Alternative Fund to qualify for regulated investment company status under the Code could be jeopardized if they are unable to treat their income from commodity-linked notes and a wholly-owned subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Russell Commodity
Strategy and Russell Multi-Strategy Alternative Funds' investments in their repsective Subsidiary, including the wholly-owned subsidiaries, may otherwise be adversely affected by future legislation, Treasury Regulation and/or guidance issued by the IRS that could affect the character, timing and/or amount the Funds' taxable income or any gains and distributions made by the Funds.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Each Fund files a U.S. tax return. At October 31, 2015, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended October 31, 2012 through October 31, 2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Notes to Financial Statements 773

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

Declared	Payable	Funds
Monthly	Early in the following month	Russell Global Opportunistic Credit, Russell Strategic Bond,
Russell Investment Grade Bond, Russell Short Duration Bond,
Russell Tax Exempt High Yield Bond and Russell Tax Exempt
Bond Funds
Quarterly	April, July, October and December	Russell U.S. Core Equity, Russell U.S. Defensive Equity, Russell
U.S. Dynamic Equity, Russell U.S. Strategic Equity, Russell U.S.
Large Cap Equity, Russell U.S. Mid Cap Equity, Russell Global
Infrastructure, Russell Global Real Estate Securities, Russell
Multi-Strategy Income, Russell Strategic Call Overwriting and
Select U.S. Equity Funds
Annually	Mid-December	Russell U.S. Small Cap Equity, Russell International Developed
Markets, Russell Global Equity, Russell Emerging Markets,
Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S.
Mid & Small Cap, Russell Tax-Managed International Equity,
Russell Commodity Strategies, Russell Multi-Strategy Alternative
and Select International Equity Funds

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) on investments and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their NAVs.

Expenses
The Funds pay their own expenses other than those expressly assumed by Russell Investment Management Company (“RIMCo”), the Funds’ adviser, or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation
Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class I,
Class S, Class T and Class Y. All share classes have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and the same terms and conditions. The separate classes of shares differ principally in the applicable transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), investment income and expenses, with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a) Fair value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities;
sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S.
dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.
774 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes
The Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Tax-Managed International
Equity, Russell Global Opportunistic Credit, Russell Global Infrastructure, Russell Global Real Estate Securities, Russell Multi-
Strategy Alternative, Russell Multi-Strategy Income and Select International Equity Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds may record a deferred capital gains tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes as of October 31,
2015. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities. The amounts related to capital gains and repatriation taxes are included in net realized gain (loss) on investments in the Statements of Operations for the following Funds:

	Deferred Capital
	Gains Tax	Capital Gains
	Liability	Taxes
Russell International Developed Markets Fund	$—	$43,796
Russell Emerging Markets Fund	1,020,055	1,418,295
Russell Tax-Managed International Equity Fund	6,457	—
Russell Global Opportunistic Credit Fund	—	137,284
Russell Global Infrastructure Fund	—	146,408
Russell Multi-Strategy Income Fund	19,145	2,933

Derivatives
Certain Funds may invest in derivatives. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash to markets, hedging and return enhancement. In addition, certain
Funds may enter into foreign exchange contracts for trade settlement purposes. Certain Funds may pursue their strategy of being fully invested by exposing cash to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash were actually invested in those markets.

Hedging may be used by certain Funds to limit or control risks, such as adverse movements in exchange rates and interest rates.
Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical securities, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, leveraging risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk, valuation risk and credit risk.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central exchange clearing house. Exchange-
traded or exchange-cleared transactions generally present less counterparty risk to a Fund. The exchange’s clearinghouse stands between the Fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearing house and the clearing member. Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirement, daily settlement of obligations and the clearing house guarantee of payments to the broker. There is, however, still counterparty risk due to the insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral and margin requirements for exchange-traded or exchange-cleared derivatives are established through regulation, as well as set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of Assets and Liabilities as cash held at the

Notes to Financial Statements 775

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

broker for futures contracts and cash held at the broker for swap contracts, respectively. Securities pledged by a Fund for exchange-
traded and exchange-cleared transactions are noted as collateral or margin requirements in the Schedule of Investments.

The effects of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements
of Operations, for the period ended October 31, 2015, if applicable, are disclosed in the Fair Value of Derivative Instruments table following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts
In connection with investment transactions consistent with the Funds’ investment objectives and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets. FX contracts are recorded at fair value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities.

For the period ended October 31, 2015, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Russell International Developed Markets Fund	Return enhancement, hedging, exposing cash to markets, and trade settlement
Russell Global Equity Fund	Return enhancement, hedging, exposing cash to markets, and trade settlement
Russell Emerging Markets Fund	Exposing cash to markets and trade settlement
Russell Tax-Managed International Equity Fund	Exposing cash to markets and trade settlement
Russell Global Opportunistic Credit Fund	Return enhancement and hedging
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Global Infrastructure Fund	Exposing cash to markets and trade settlement
Russell Global Real Estate Securities Fund	Exposing cash to markets and trade settlement
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging
Russell Multi-Strategy Income Fund	Return enhancement, hedging, and exposing cash to markets
Select International Equity Fund	Return enhancement, hedging, exposing cash to markets, and trade settlement

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

		Outstanding Contract Amounts Sold
Quarter Ended	January 31, 2015	April 30, 2015	July 31, 2015	October 31, 2015
Russell International Developed Markets Fund	$1,061,467,472	$1,000,580,215	$1,344,173,128	$662,980,375
Russell Global Equity Fund	293,760,104	297,201,503	271,729,635	597,389,331
Russell Emerging Markets Fund	404,268,851	793,986,955	377,019,103	331,201,218
Russell Tax-Managed International Equity Fund	—	—	2,015,088	1,101,088
Russell Global Opportunistic Credit Fund	410,858,727	362,360,171	379,786,266	389,715,427
Russell Strategic Bond Fund	3,629,567,694	2,930,720,939	3,269,748,684	2,065,090,181
Russell Investment Grade Bond Fund	480,873,081	406,706,689	371,590,923	232,698,661
Russell Short Duration Bond Fund	172,172,714	161,707,345	123,363,839	53,308,181
Russell Global Infrastructure Fund	116,475,375	105,155,269	72,749,882	82,130,840
Russell Global Real Estate Securities Fund	63,357,888	65,746,338	58,343,107	63,020,810
Russell Multi-Strategy Alternative Fund	3,455,143,357	4,430,945,141	3,049,344,885	921,235,544
Russell Multi-Strategy Income Fund	—	—	31,506,784	28,358,173
Select International Equity Fund	1,042,757	111,495,928	96,764,764	87,350,690

776 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

		Outstanding Contract Amounts Bought
Quarter Ended	January 31, 2015	April 30, 2015	July 31, 2015	October 31, 2015
Russell International Developed Markets Fund	$1,050,195,869	$1,008,476,538	$1,337,139,673	$665,117,574
Russell Global Equity Fund	298,793,625	291,614,406	273,927,421	597,991,618
Russell Emerging Markets Fund	402,782,165	800,248,274	377,132,002	331,661,700
Russell Tax-Managed International Equity Fund	—	—	2,007,687	1,090,925
Russell Global Opportunistic Credit Fund	420,300,520	358,801,572	383,628,620	392,971,690
Russell Strategic Bond Fund	3,639,522,789	2,916,915,237	3,291,516,670	2,063,672,499
Russell Investment Grade Bond Fund	478,882,905	405,960,167	372,797,092	233,699,385
Russell Short Duration Bond Fund	171,463,169	161,184,411	124,104,727	53,497,260
Russell Global Infrastructure Fund	114,594,622	106,151,861	71,958,398	82,055,313
Russell Global Real Estate Securities Fund	62,560,197	66,343,506	58,126,541	62,731,271
Russell Multi-Strategy Alternative Fund	3,435,764,505	4,438,648,155	3,043,784,519	921,686,385
Russell Multi-Strategy Income Fund	—	—	31,657,443	28,375,698
Select International Equity Fund	1,040,499	111,569,494	96,759,149	87,745,771

Options
Certain Funds may purchase and sell (write) call and put options on securities and securities indices. Such options are traded on a national securities exchange or in an OTC market. The Funds may also purchase and sell (write) call and put options on foreign currencies.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s
Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-
to-market to reflect the current fair value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the underlying instrument above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying instrument.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the
Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

Certain Funds may enter into a swaption (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

As of October 31, 2015, the Russell Strategic Call Overwriting Fund pledged securities valued at $36,288,510 as collateral in connection with options.

For the period ended October 31, 2015, the Funds purchased or sold options primarily for the strategies listed below:

Funds	Strategies
Russell U.S. Defensive Equity Fund	Exposing cash to markets
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging
Russell Multi-Strategy Income Fund	Return enhancement and hedging
Russell Strategic Call Overwriting Fund	Return enhancement and hedging

Notes to Financial Statements 777

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

The Funds’ options contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of options contracts measured by notional in USD.

			Notional of Options Contracts Opened or Closed
Funds		January 31, 2015	April 30, 2015	July 31, 2015	October 31, 2015
Russell U.S. Defensive Equity Fund	Opened	$134,209,000	$140,388,500	$166,863,500	$211,648,500
	Closed	118,650,500	139,020,500	166,060,500	219,220,500
Russell Strategic Bond Fund	Opened	—	429,715	964,043	—
	Closed	—	156,690,849	1,408,639	—
Russell Investment Grade Bond Fund	Closed	—	32,310,193	—	—
Russell Multi-Strategy Alternative Fund	Opened	67,255,723,370	83,409,438,425	52,268,855,058	941,879,590
	Closed	29,128,541,006	65,698,178,129	22,694,225,717	36,953,850,999
Russell Multi-Strategy Income Fund	Opened	—	—	2,683,370	—
	Closed	—	—	2,683,370	—
Russell Strategic Call Overwriting Fund	Opened	2,031,498,000	640,409,000	775,338,400	1,300,861,850
	Closed	2,032,653,000	640,109,500	776,934,500	1,299,617,750

Futures Contracts
Certain Funds may invest in futures contracts (i.e., interest rate, foreign currency, index futures contracts) and commodity futures contracts (Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund only). The face or contract value of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in fair value of the securities held by the Funds and the prices of futures contracts, and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% to 10% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation
(depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended October 31, 2015, the following Funds entered into futures contracts primarily for the strategies listed below:

Funds	Strategies
Russell U.S. Core Equity Fund	Exposing cash to markets
Russell U.S. Defensive Equity Fund	Exposing cash to markets
Russell U.S. Dynamic Equity Fund	Exposing cash to markets
Russell U.S. Strategic Equity Fund	Exposing cash to markets
Russell U.S. Large Cap Equity Fund	Exposing cash to markets
Russell U.S. Mid Cap Equity Fund	Exposing cash to markets
Russell U.S. Small Cap Equity Fund	Exposing cash to markets
Russell International Developed Markets Fund	Return enhancement, hedging and exposing cash to markets
Russell Global Equity Fund	Return enhancement, hedging and exposing cash to markets
Russell Emerging Markets Fund	Exposing cash to markets
Russell Tax-Managed U.S. Large Cap Fund	Exposing cash to markets
Russell Tax-Managed U.S. Mid & Small Cap Fund	Exposing cash to markets
Russell Tax-Managed International Equity Fund	Exposing cash to markets
Russell Global Opportunistic Credit Fund	Return enhancement, hedging and exposing cash to markets
Russell Strategic Bond Fund	Return enhancement, hedging and exposing cash to markets
Russell Investment Grade Bond Fund	Return enhancement, hedging and exposing cash to markets
Russell Short Duration Bond Fund	Return enhancement, hedging and exposing cash to markets
Russell Commodity Strategies Fund	Return enhancement
Russell Global Infrastructure Fund	Exposing cash to markets
Russell Global Real Estate Securities Fund	Exposing cash to markets
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging
Russell Multi-Strategy Income Fund	Return enhancement, hedging and exposing cash to markets
Russell Strategic Call Overwriting Fund	Hedging and exposing cash to markets
Select U.S. Equity Fund	Exposing cash to markets
Select International Equity Fund	Return enhancement, hedging and exposing cash to markets

The Funds' futures contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of futures contracts measured by notional in USD.

778 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

			Notional of Futures Contracts Opened or Closed
Funds		January 31, 2015	April 30, 2015	July 31, 2015	October 31, 2015
Russell U.S. Core Equity Fund	Opened	$204,693,036	$771,309,807	$107,139,493	$68,136,058
	Closed	194,711,548	795,189,835	108,631,908	85,908,777
Russell U.S. Defensive Equity Fund	Opened	95,893,876	70,520,007	82,014,875	99,261,327
	Closed	107,540,977	67,917,569	81,767,234	82,979,794
Russell U.S. Dynamic Equity Fund	Opened	85,283,162	73,448,794	67,002,029	68,730,473
	Closed	82,878,508	76,902,018	68,705,128	70,650,927
Russell U.S. Strategic Equity Fund	Opened	228,365,497	585,959,211	226,747,363	255,039,918
	Closed	273,009,591	457,209,666	306,233,157	272,649,251
Russell U.S. Large Cap Equity Fund	Opened	40,776,021	39,495,650	41,365,760	45,840,290
	Closed	40,753,984	39,368,562	47,633,752	45,078,393
Russell U.S. Mid Cap Equity Fund	Opened	19,563,229	19,008,241	14,331,411	22,155,236
	Closed	15,537,947	24,606,064	15,227,039	21,094,795
Russell U.S. Small Cap Equity Fund	Opened	252,811,645	241,165,947	197,623,415	163,529,180
	Closed	273,795,486	277,329,412	187,668,601	168,509,259
Russell International Developed Markets Fund	Opened	1,234,777,945	1,686,499,791	1,516,451,874	1,004,662,779
	Closed	1,204,961,680	1,822,650,335	1,468,838,035	1,096,855,726
Russell Global Equity Fund	Opened	622,697,110	727,509,360	575,203,536	849,540,341
	Closed	895,000,529	660,603,283	657,939,711	633,876,282
Russell Emerging Markets Fund	Opened	290,354,095	844,559,361	387,841,018	264,593,654
	Closed	293,203,357	822,266,730	402,925,478	263,301,183
Russell Tax-Managed U.S. Large Cap Fund	Opened	201,074,563	145,009,781	157,741,342	170,826,702
	Closed	212,678,544	155,246,318	122,178,928	187,083,366
Russell Tax-Managed U.S. Mid & Small Cap Fund	Opened	36,734,554	45,256,340	58,973,229	37,643,066
	Closed	34,027,739	50,156,088	61,183,481	37,579,318
Russell Tax-Managed International Equity Fund	Opened	—	—	448,829,942	90,051,321
	Closed	—	—	418,887,236	93,085,498
Russell Global Opportunistic Credit Fund	Opened	176,606,847	750,740,454	284,791,165	159,836,854
	Closed	176,552,969	497,314,208	458,709,776	304,923,430
Russell Strategic Bond Fund	Opened	4,109,597,413	6,379,245,942	3,496,405,277	2,420,164,678
	Closed	4,172,773,143	6,085,603,170	4,190,704,652	3,243,172,212
Russell Investment Grade Bond Fund	Opened	356,540,000	989,767,468	274,628,030	162,785,262
	Closed	363,278,287	846,159,483	484,386,729	304,543,626
Russell Short Duration Bond Fund	Opened	386,686,385	555,008,121	549,896,121	178,736,912
	Closed	402,624,507	617,566,587	581,937,250	288,149,509
Russell Commodity Strategies Fund	Opened	20,908,693	—	8,565,931	2,857,795
	Closed	5,811,870	13,373,917	8,415,310	—
Russell Global Infrastructure Fund	Opened	154,524,269	343,710,780	148,686,321	123,658,582
	Closed	169,971,921	356,641,151	123,361,135	138,157,180
Russell Global Real Estate Securities Fund	Opened	82,800,955	183,637,097	83,232,411	100,071,367
	Closed	68,666,823	211,417,819	57,525,696	98,285,251
Russell Multi-Strategy Alternative Fund	Opened	2,352,431,339	1,902,879,726	2,301,535,246	1,382,883,870
	Closed	1,794,250,027	2,391,121,125	2,612,619,354	1,366,627,381
Russell Multi-Strategy Income Fund	Opened	—	—	189,240,143	78,797,572
	Closed	—	—	137,984,598	70,101,601
Russell Strategic Call Overwriting Fund	Opened	375,895,673	17,616,044	9,018,359	27,617,241
	Closed	373,671,247	18,887,782	13,716,065	23,778,024
Select U.S. Equity Fund	Opened	29,217,465	301,133,946	65,037,164	160,149,305

Notes to Financial Statements 779

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

		Notional of Futures Contracts Opened or Closed
	Closed	29,854,233	155,572,869	194,776,667	147,663,829
Select International Equity Fund	Opened	27,886,411	140,208,339	37,655,120	33,359,255
	Closed	31,429,944	117,346,038	52,419,609	37,234,627

Swap Agreements
Certain Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying only the net amount of the two payments). When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of swap agreements including credit default, interest rate, commodity-linked
(Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund only), total return (equity and/or index) and currency swaps. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed or variable payment per period for a payment that is not fixed. Equity swaps are a counterparty agreement where two parties exchange two sets of cash flows on predetermined dates for an agreed upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a pre-defined spread. Index swap agreements are a counterparty agreement intended to expose cash to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Currency swaps are a counterparty agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned.

The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date, or for return enhancement. Under most swap agreements entered into by a Fund, the parties' obligations are determined on a "net basis".
The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated.
To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt.

Credit Default Swaps
Certain Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Funds may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Funds may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Funds may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, Funds enter into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow Funds to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller of protection in a credit default swap, a Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event) and the counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no
780 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

Certain Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held their portfolios or to take a short position in a debt security, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). Certain Funds may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. Certain Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or another defined credit events).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and, for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues as of period-end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-
backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that Funds as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31,
2015, for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swaps could result in losses if the Funds do not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than

Notes to Financial Statements 781

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

when it purchases a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds will be able to do so, the Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.
The Funds may have limited ability to eliminate their exposure under a credit default swap if the credit quality of the reference entity or underlying asset has declined.

For the period ended October 31, 2015, the Funds entered into credit default swaps primarily for the strategies listed below:

Funds	Strategies
Russell Global Opportunistic Credit Fund	Return enhancement and exposing cash to markets
Russell Strategic Bond Fund	Return enhancement, hedging and exposing cash to markets
Russell Investment Grade Bond Fund	Return enhancement, hedging and exposing cash to markets
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging
Russell Multi-Strategy Income Fund	Return enhancement and hedging

The Funds' credit default swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the base notional amounts outstanding at each quarter end.

		Credit Default Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2015	April 30, 2015	July 31, 2015	October 31, 2015
Russell Global Opportunistic Credit Fund	$75,689,996	$158,685,496	$74,075,508	$91,934,055
Russell Strategic Bond Fund	61,010,000	10,245,000	12,784,000	3,460,000
Russell Investment Grade Bond Fund	1,000,000	—	—	—
Russell Short Duration Bond Fund	4,570,000	—	—	—
Russell Multi-Strategy Alternative Fund	939,198,914	411,663,360	487,003,973	410,468,962
Russell Multi-Strategy Income Fund	—	—	6,930,000	10,600,000

Interest Rate Swaps
The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If RIMCo or a money manager using this technique is incorrect in its forecast of fair values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or futures commission merchant defaults, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject the Fund to increased costs or margin requirements.

For the period ended October 31, 2015, the Funds entered into interest rate swaps primarily for the strategies listed below:

Funds	Strategies
Russell Global Opportunistic Credit Fund	Return enhancement and hedging
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Tax Exempt High Yield Bond Fund	Return enhancement and hedging
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging

The Funds’ interest rate swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet

782 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

strategic requirements. The following table illustrates the quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the base notional amounts outstanding at each quarter end.

		Interest Rate Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2015	April 30, 2015	July 31, 2015	October 31, 2015
Russell Global Opportunistic Credit Fund	$19,206,214	$—	$—	$—
Russell Strategic Bond Fund	118,715,643	174,317,030	231,916,705	67,798,394
Russell Investment Grade Bond Fund	14,330,000	3,840,000	3,840,000	3,840,000
Russell Tax Exempt High Yield Bond Fund	—	—	—	7,400,000
Russell Multi-Strategy Alternative Fund	507,786,368	344,862,505	326,196,184	272,158,347

Total Return Swaps
Certain Funds may enter into index swap agreements to expose cash to markets or to effect investment transactions. Index swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return)
earned or realized on particular investments or instruments.

The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

The Russell Multi-Strategy Alternative Fund may invest in certain types of equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on a basket of equity securities (an “equity basket swap”)
or individual equity security for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for various reasons or is otherwise deemed impractical or disadvantageous. The Fund will receive all of the economic benefits and risks equivalent to direct investments in the reference equity positions such as capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value may also include interest charges and credits related to the notional values of the equity positions and any cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread. Equity basket swaps provide the Fund exposure to a portfolio of long and/or short equity securities. These swaps are designed to function as a portfolio of direct investments in long and short equity positions and the Fund has the ability to trade in and out of long and short positions within the swap. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

For the period ended October 31, 2015, the Funds entered into total return swaps primarily for the strategies listed below:

Funds	Strategies
Russell Emerging Markets Fund	Exposing cash to markets
Russell Strategic Bond Fund	Exposing cash to markets
Russell Investment Grade Bond Fund	Exposing cash to markets
Russell Commodity Strategies Fund	Return enhancement
Russell Global Real Estate Securities Fund	Exposing cash to markets
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging

The Funds' total return swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by base notional amounts outstanding at each quarter end.

Notes to Financial Statements 783

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

		Total Return Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2015	April 30, 2015	July 31, 2015	October 31, 2015
Russell Emerging Markets Fund	$12,759,527	$13,676,165	$9,218,044	$6,877,602
Russell Strategic Bond Fund	672,158,237	660,214,930	695,442,260	517,418,639
Russell Investment Grade Bond Fund	67,761,665	78,797,680	77,577,911	101,549,887
Russell Commodity Strategies Fund	907,859,662	1,004,523,925	885,313,525	752,471,476
Russell Global Real Estate Securities Fund	15,099,001	15,571,457	9,481,989	—
Russell Multi-Strategy Alternative Fund	1,993,620	—	211,407,642	218,719,008

Currency Swaps
Certain Funds may enter into currency swap agreements to enhance returns or for hedging purposes. Currency swap agreements are agreements where two parties exchange specified amounts of different currencies which are followed by paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are exchanged.

Commodity-Linked Instruments
The Russell Commodity Strategies and the Russell Multi-Strategy Alternative Funds invest in commodity-linked derivative instruments, such as swap agreements and futures. At least part of their value is derived from the value of an underlying commodity index, commodity futures or options contracts index, or other readily measurable economic variable. The prices of commodity-
linked derivative instruments may move in different directions than investments in traditional equity and debt securities. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that such commodity-linked derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked derivative investments have been parallel to those of debt and equity securities.

The Russell Commodity Strategies and the Russell Multi-Strategy Alternative Funds may invest in commodity-linked notes.
Commodity-linked notes pay a return linked to the performance of a commodity over a defined period. On the maturity date, the note pays the initial principal amount plus return, if any, based on the percentage change in the underlying commodity.

Master Agreements
Certain Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”)
with counterparties that govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination and default include conditions that may entitle either party to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.
Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different ISDA Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties.
The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase and reverse repurchase agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

784 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

Disclosure about Offsetting Assets and Liabilities
Balance sheet disclosure is based on various netting agreements between brokers and counterparties, such as ISDA Master
Agreements, Master Repo Agreements and Master Forward Agreements. Certain funds utilize multiple counterparties. The quantitative disclosure begins with disaggregation of counterparties by legal entity and the roll up of the data to reflect a single counterparty in the table within the Funds’ financial statements. Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Loan Agreements
Certain Funds may invest in direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the
“agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The
Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Funds purchase assignments from agents they acquire direct rights against the borrower on the loan. As of October 31, 2015, the Russell Short
Duration Bond Fund had $3,592,000 and the Russell Multi-Strategy Income Fund had $1,993,000 in unfunded loan commitments.

Local Access Products
Certain Funds may invest in local access products, also known as certificates of participation, participation notes or participation interest notes. Local access products are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of local access products will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in local access products involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of local access products will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Funds rely on the creditworthiness of the counterparty issuing the local access products and have no rights against the issuer of the underlying security. The Funds minimize this risk by entering into agreements only with counterparties that RIMCo deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the local access products are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Credit Linked Notes
The Russell Global Opportunistic Credit and Russell Multi-Strategy Alternative Funds may invest in credit linked notes. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk.

Short Sales
The Russell U.S. Dynamic Equity, Russell U.S. Strategic Equity and Russell Multi-Strategy Alternative Funds may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Funds will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Funds must return the borrowed security. The Funds will realize a gain if the security declines in price between those dates. Short sales expose the Funds to the risk of liability for the fair value of the security that is sold (the amount of which increases as the fair value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Funds’ potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the

Notes to Financial Statements 785

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

borrowed security. When the Funds make a short sale, the Funds may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Funds are required to pledge assets in a segregated account maintained by the Funds’ custodian for the benefit of the broker.
The Funds also may use securities they own to meet any such collateral obligations. Until the Funds replace a borrowed security in connection with a short sale, the Funds will: (a) maintain daily a segregated account, containing liquid assets at such a level that the amount deposited in the segregated account will equal the current requirement under Regulation T promulgated by the
Board of Governors of the Federal Reserve System under the authority of Sections 7 and 8 of the Securities Exchange Act of
1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and
Exchange Commission (e.g., taking an offsetting long position in the security sold short). As of October 31, 2015, the Russell U.S.
Dynamic Equity Fund held $76,573,920, the Russell U.S. Strategic Equity Fund held $122,530,016 and the Russell Multi-Strategy
Alternative Fund held $38,582,693 as collateral for short sales.

Emerging Markets Securities
Certain Funds may invest in emerging markets securities. Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible difficulties in the repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in settlement procedures. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Emerging Markets Debt
Certain Funds may invest in emerging markets debt. A Fund's emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating due to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

Repurchase Agreements
Certain Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally within a few days or weeks). The resale price reflects an agreed upon interest rate effective for the period the security is held by a Fund and is unrelated to the interest rate on the security. The securities acquired by a Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. A Fund will not invest more than 15% of its net assets (taken at current fair value) in repurchase agreements maturing in more than seven days.

Mortgage-Related and Other Asset-Backed Securities
Certain Funds may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include reverse mortgages, mortgage pass-through securities, collateralized mortgage obligations
(“CMO”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived

786 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities
Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal
National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities
MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues.
Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or nonconforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae and Freddie
Mac), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or tranches, with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of reserve funds (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and
overcollateralization (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private
MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or

Notes to Financial Statements 787

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities
ABS may include MBS, loans, receivables or other assets. The value of the Funds’ ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.
Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then-existing holdings of such securities.

Forward Commitments
Certain Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and may realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Funds in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the
Fund's records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Certain funds and the Russell Multi-Strategy Alternative Fund may invest in to-be-announced ("TBA") mortgage-backed securities.
A TBA security is a forward mortgage-backed securities trade in which a seller agrees to issue a TBA mortgage-backed security at a future date. The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. These securities are within the parameters of industry “good delivery” standards.

788 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

Inflation-Indexed Bonds
The fixed income funds and the Russell Multi-Strategy Alternative Fund may invest in inflation-indexed securities, which are typically bonds or notes designed to provide a return higher than the rate of inflation (based on a designated index) if held to maturity. A common type of inflation-indexed security is a U.S. Treasury Inflation-Protected Security (“TIPS”). The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the adjusted principal or original principal is paid, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.

Guarantees
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the financial statements (the “Assets”). The Assets consist principally of cash due from counterparties and investments. The extent of the Funds'
exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the
Funds' Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held. This could cause a Fund to underperform other types of investments.
3. Investment in Russell Cayman Commodity Strategies Fund Ltd. and Russell Cayman Multi-Strategy
Alternative Fund Ltd.
The Russell Cayman Commodity Strategies Fund Ltd. and Russell Cayman Multi-Strategy Alternative Fund Ltd. (each a
“Subsidiary”) are Cayman Island exempted companies and wholly owned subsidiaries of the Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund, respectively. Each Subsidiary acts as an investment vehicle for its respective Fund in order to effect certain investments on behalf of the Fund. Each Fund is the sole shareholder of its respective Subsidiary and it is intended that each Fund will remain the sole shareholder and, as a result, will continue to control the Subsidiary. As of October
31, 2015, net assets of the Russell Commodity Strategies Fund were $779,705,323 of which $139,947,452 or approximately 18%, represents the Fund’s ownership of the shares of its Subsidiary, and net assets of the Russell Multi-Strategy Alternative Fund were
$530,004,405 of which $17,600,956 or approximately 3%, represents the Fund’s ownership of the shares of its Subsidiary.

The Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds may invest up to 25% of their total assets in their
Subsidiary, which may invest without limitation in commodity-linked derivative instruments, such as swaps and futures that provide exposure to the performance of commodities markets. Each Subsidiary may also invest in fixed income securities. The financial statements for each of the Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund have been consolidated and include the accounts of both the Fund and its respective Subsidiary. All inter-company transactions and balances have been eliminated upon consolidation.
4. Investment Transactions

Securities
During the period ended October 31, 2015, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

Notes to Financial Statements 789

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

	Purchases	Sales
Russell U.S. Core Equity Fund	$1,226,839,850	$2,126,679,738
Russell U.S. Defensive Equity Fund	995,400,184	1,269,670,206
Russell U.S. Dynamic Equity Fund	976,635,583	1,139,443,747
Russell U.S. Strategic Equity Fund	4,682,663,921	4,435,738,301
Russell U.S. Large Cap Equity Fund	343,236,392	362,744,505
Russell U.S. Mid Cap Equity Fund	240,915,821	242,850,736
Russell U.S. Small Cap Equity Fund	2,159,201,732	2,440,732,469
Russell International Developed Markets Fund	3,230,666,487	4,301,057,243
Russell Global Equity Fund	1,484,906,543	2,102,417,453
Russell Emerging Markets Fund	1,817,919,705	1,974,106,976
Russell Tax-Managed U.S. Large Cap Fund	1,860,914,330	1,589,942,808
Russell Tax-Managed U.S. Mid & Small Cap Fund	457,530,129	402,521,374
Russell Tax-Managed International Equity Fund	740,395,118	288,362,670
Russell Global Opportunistic Credit Fund	1,939,822,212	3,342,620,634
Russell Strategic Bond Fund	2,864,574,996	2,373,348,227
Russell Investment Grade Bond Fund	789,501,699	1,180,181,011
Russell Short Duration Bond Fund	559,692,959	500,236,324
Russell Tax Exempt High Yield Bond Fund	282,191,953	47,854,399
Russell Tax Exempt Bond Fund	417,383,703	354,238,254
Russell Global Infrastructure Fund	1,326,551,526	1,576,156,002
Russell Global Real Estate Securities Fund	1,045,635,681	1,313,000,383
Russell Multi-Strategy Alternative Fund	729,024,259	876,548,365
Russell Multi-Strategy Income Fund	355,963,208	90,358,363
Russell Strategic Call Overwriting Fund	1,070,082	1,986,513
Select U.S. Equity Fund	876,183,988	231,807,756
Select International Equity Fund	965,083,903	145,751,651

Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Russell Global Opportunistic Credit Fund	$1,504,922	$—
Russell Strategic Bond Fund	6,840,333,338	7,053,488,764
Russell Investment Grade Bond Fund	1,698,455,000	1,773,369,305
Russell Short Duration Bond Fund	1,279,701,987	1,399,304,028
Russell Multi-Strategy Alternative Fund	139,935,322	157,877,674
Russell Multi-Strategy Income Fund	5,619,262	5,056,707

Securities Lending
The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The maturity associated with these securities is considered continuous. The Fund receives cash (U.S.
currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. As of October
31, 2015, to the extent that a loan was collateralized by cash, such collateral was invested by the securities lending agent, Brown
Brothers Harriman & Co. (“BBH”), in the Russell U.S. Cash Collateral Fund, an unregistered fund advised by RIMCo. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers, is divided between the Fund and BBH and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and BBH and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of
non-U.S. securities) of the fair value of the loaned securities at the inception of each loan. The fair value of the loaned securities is

790 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral.

Brokerage Commissions
The Funds effect certain transactions through Recapture Services, a division of BNY ConvergeEX Execution Solutions LLC
(“BNY”) and its global network of unaffiliated correspondent brokers as well as State Street Global Markets, LLC (“SSGM”) and its global network of unaffiliated correspondent brokers. BNY and SSGM are registered brokers and are not affiliates of the Funds or RIMCo. Trades placed through Recapture Services and SSGM and their correspondents are used (i) to obtain brokerage and research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as Adviser to the Funds or
(ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain brokerage and research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to, and RIMCo may, with respect to transactions it places, effect transactions with or through Recapture Services, SSGM and their correspondents or other brokers. In addition, RIMCo recommends targets for the amount of trading that money managers direct through Recapture Services and SSGM based upon several factors including asset class and investment style, among others.
Research services provided to RIMCo by Recapture Services, SSGM or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by
RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a Frank Russell Company
("FRC") Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft commissions generated by funds managed by FRC affiliates, including the Funds.

Recapture Services, SSGM or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the
Funds through Recapture Services, and SSGM and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable commission. Commission recapture is generated on the instructions of the
SCC once RIMCo’s research needs have been met, as determined annually in the Soft Money Commission budgeting process.

Recapture Services and SSGM retain a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Funds. Trades through Recapture Services, SSGM and their correspondents for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

Additionally, a money manager may independently effect transactions through Recapture Services, SSGM and their correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients.

Additionally the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to
RIMCo.
5. Related Party Transactions, Fees and Expenses

Adviser and Administrator
RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund and managing each Fund's overall exposures. RFSC is the Funds’ administrator and transfer and dividend disbursing agent and among other services, with the assistance of RIMCo and FRC, provides the Funds with office space, equipment and personnel necessary to operate and administrate the Funds' business and to supervise the provision of services by certain third parties. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of FRC

Notes to Financial Statements 791

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

(which, effective December 2, 2014, is an indirect subsidiary of London Stock Exchange Group plc ("LSEG")). FRC provides ongoing money manager research to RIC and RIMCo.

RIMCo has advised the Funds that, on October 8, 2015, Emerald Acquisition Limited, a company incorporated under the laws of England and Wales (“Buyer”), entered into an agreement with FRC and LSEG through which Buyer will acquire FRC’s asset management business (“Russell Investments”), including RIMCo, from LSEG (the “Transaction”). Buyer is a newly formed acquisition vehicle through which private equity funds affiliated with TA Associates will acquire a majority ownership interest and private equity funds affiliated with Reverence Capital Partners (“RCP”) will acquire a significant minority ownership interest in
Russell Investments. RIMCo expects that the Transaction will be consummated in the first half of 2016, subject to regulatory and other approvals and confirmations, and other conditions being satisfied.

The Funds are permitted to invest their cash (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo. As of October 31, 2015, the Funds had invested $3,051,317,390 in the Russell U.S. Cash Management Fund. In addition, all or a portion of the collateral received from the Investment Company’s securities lending program in the amount of $463,990,399 is invested in the Russell U.S. Cash
Collateral Fund, an unregistered fund advised by RIMCo.

The advisory fee and the administrative fee of up to 0.05% specified in the table below are based on the average daily net assets of each Fund and are payable monthly.

	Annual Rate %
Funds	Adviser	Administrator*
Russell U.S. Core Equity Fund	.55%	.05%
Russell U.S. Defensive Equity Fund	.55	.05
Russell U.S. Dynamic Equity Fund	.80	.05
Russell U.S. Strategic Equity Fund	.75	.05
Russell U.S. Large Cap Equity Fund	.70	.05
Russell U.S. Mid Cap Equity Fund	.80	.05
Russell U.S. Small Cap Equity Fund	.70	.05
Russell International Developed Markets Fund	.70	.05
Russell Global Equity Fund	.95	.05
Russell Emerging Markets Fund	1.15	.05
Russell Tax-Managed U.S. Large Cap Fund	.70	.05
Russell Tax-Managed U.S. Mid & Small Cap Fund	.98	.05
Russell Tax-Managed International Equity Fund	.85	.05
Russell Global Opportunistic Credit Fund	1.00	.05
Russell Strategic Bond Fund	.50	.05
Russell Investment Grade Bond Fund	.25	.05
Russell Short Duration Bond Fund	.45	.05
Russell Tax Exempt High Yield Bond Fund	.50	.05
Russell Tax Exempt Bond Fund	.30	.05
Russell Commodity Strategies Fund**	1.25	.05
Russell Global Infrastructure Fund	1.25	.05
Russell Global Real Estate Securities Fund	.80	.05
Russell Multi-Strategy Alternative Fund**	1.50	.05
Russell Multi-Strategy Income Fund	.75	.05
Russell Strategic Call Overwriting Fund	.80	.05
Select U.S. Equity Fund	.30	.05
Select International Equity Fund	.45	.05

* Administrative fees are assessed on total Fund assets based on a tiered fee schedule.

** Annual rates do not reflect the consolidated rates inclusive of fees paid by the Fund's Subsidiary.

792 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

The following shows the respective totals for advisory and administrative fees for the period ended October 31, 2015.

	Advisory	Administrative
Russell U.S. Core Equity Fund	$6,972,626	$603,629
Russell U.S. Defensive Equity Fund	6,123,019	530,263
Russell U.S. Dynamic Equity Fund	5,219,885	310,779
Russell U.S. Strategic Equity Fund	29,744,006	1,889,476
Russell U.S. Large Cap Equity Fund	3,085,821	210,004
Russell U.S. Mid Cap Equity Fund	1,697,403	101,087
Russell U.S. Small Cap Equity Fund	16,199,391	1,102,330
Russell International Developed Markets Fund	24,179,052	1,644,896
Russell Global Equity Fund	29,725,650	1,490,399
Russell Emerging Markets Fund	31,296,186	1,296,122
Russell Tax-Managed U.S. Large Cap Fund	9,975,712	679,070
Russell Tax-Managed U.S. Mid & Small Cap Fund	3,463,360	168,386
Russell Tax-Managed International Equity Fund	1,397,805	78,497
Russell Global Opportunistic Credit Fund	17,600,386	838,568
Russell Strategic Bond Fund	34,224,486	3,260,596
Russell Investment Grade Bond Fund	3,552,520	676,852
Russell Short Duration Bond Fund	4,756,687	503,430
Russell Tax Exempt High Yield Bond Fund	450,878	43,239
Russell Tax Exempt Bond Fund	4,016,705	637,868
Russell Commodity Strategies Fund	13,888,595	533,115
Russell Global Infrastructure Fund	19,669,428	749,514
Russell Global Real Estate Securities Fund	13,610,324	810,368
Russell Multi-Strategy Alternative Fund	10,945,853	348,040
Russell Multi-Strategy Income Fund	1,028,553	65,527
Russell Strategic Call Overwriting Fund	700,756	41,726
Select U.S. Equity Fund	1,777,415	282,526
Select International Equity Fund	2,938,326	311,398

RIMCo has agreed to certain waivers of its advisory and administrative fees as follows:

For the Russell U.S. Strategic Equity Fund, RIMCo has contractually agreed, until February 29, 2016, to waive up to the full amount of its 0.75% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales and extraordinary expenses, to the extent that direct Fund-level expenses exceed 0.59% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Strategic Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2015 was $9,536,716. There were no reimbursements for the period ended October 31, 2015.

For the Russell U.S. Large Cap Equity Fund, RIMCo has contractually agreed, until February 29, 2016, to waive up to the full amount of its 0.70% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-
level expenses exceed 0.67% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Large Cap
Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2015 was $598,906. There were no reimbursements for the period ended October 31, 2015.

For the Russell U.S. Mid Cap Equity Fund, RIMCo has contractually agreed, until February 29, 2016, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be

Notes to Financial Statements 793

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Mid Cap Equity
Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2015 was $373,361. There were no reimbursements for the period ended October 31, 2015.

For the Russell Tax Managed U.S. Mid & Small Cap Fund, RIMCo has contractually agreed, until February 29, 2016, to waive up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the
Russell Tax-Managed U.S. Mid & Small Cap Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the
Fund. The total amount of the waiver for the period ended October 31, 2015 was $73,035. There were no reimbursements for the period ended October 31, 2015

For the Russell Tax Managed International Equity Fund, RIMCo has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.85% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.89% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell Tax-Managed International Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the
Fund. The total amount of the waiver for the period ended October 31, 2015 was $283,441.There were no reimbursements for the period ended October 31, 2015.

For the Russell Global Opportunistic Credit Fund, RIMCo has contractually agreed, until February 29, 2016, to waive 0.32% of its
1.00% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2015 was $5,477,123.

For the Russell Strategic Bond Fund, RIMCo has contractually agreed, until February 29, 2016, to waive 0.03% of its 0.50%
advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2015 was $1,507,274.

For the Russell Short Duration Bond Fund, RIMCo has contractually agreed, until February 29, 2016, to waive 0.08% of its 0.45%
advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2015 was $744,716.

For the Russell Tax Exempt High Yield Bond Fund, RIMCo has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.50% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses, to the extent that direct Fund-level expenses exceed 0.44% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-
level expenses for the Russell Tax Exempt High Yield Bond Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
The total amount of the waiver for the period ended October 31, 2015 was $266,510. There were no reimbursements for the period ended October 31, 2015.

For the Russell Commodity Strategies Fund, RIMCo has contractually agreed, until February 29, 2016, to waive 0.30% of its
1.25% advisory fee. Additionally, the Russell Cayman Commodity Strategies Fund Ltd. (the “Commodity Strategies Subsidiary”)
pays RIMCo an advisory fee at the annual rate of 1.25% and pays RFSC an administrative fee at the annual rate of 0.05% of the
Commodity Strategies Subsidiary’s net assets (the “Commodity Strategies Subsidiaries Fees”). Pursuant to a contractual agreement with the Russell Commodity Strategies Fund, RIMCo and RFSC have contractually agreed to permanently waive all or a portion of the advisory and administrative fees paid by the Russell Commodity Strategies Fund to RIMCo and RFSC in an amount equal to the amount of the Commodity Strategies Subsidiary Fees received by RIMCo and RFSC, if any. This waiver may not be terminated by RIMCo and RFSC. The total amount of the advisory waiver for the period ended October 31, 2015 was $5,540,863. The total amount of the administrative fee waiver for the period ended October 31, 2015 was $82,584.

For the Russell Global Infrastructure Fund, RIMCo has contractually agreed, until February 29, 2016, to waive 0.33% of its 1.25%
advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2015 was $5,192,729.

794 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

The Russell Cayman Multi-Strategy Alternative Fund Ltd., a wholly-owned subsidiary of the Russell Multi-Strategy Alternative
Fund (the “Multi-Strategy Alternative Subsidiary”), pays RIMCo an advisory fee at the annual rate of 1.50% and pays RFSC an administrative fee at the rate of 0.05% of the Multi-Strategy Alternative Subsidiary’s net assets (the “Multi-Strategy Alternative
Subsidiary Fees”). Pursuant to a contractual agreement with the Russell Multi-Strategy Alternative Fund, RIMCo and RFSC have agreed to permanently waive all or a portion of the advisory and administrative fees paid by the Russell Multi-Strategy Alternative
Fund to RIMCo and RFSC in the amount equal to the amount of the Multi-Strategy Alternative Subsidiary Fees received by RIMCo and RFSC, if any. This waiver may not be terminated by RIMCo or RFSC. The total amount of the advisory fee waiver for the period ended October 31, 2015 was $336,176. The total amount of the administrative fee waiver for the period ended October 31, 2015 was $11,206.

For the Russell Multi-Strategy Income Fund, RIMCo has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.75% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-
level expenses exceed 0.65% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell Multi-Strategy
Income Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2015 was $492,335. There were no reimbursements for the period ended October 31, 2015.

For the Russell Strategic Call Overwriting Fund, RIMCo has contractually agreed, until February 29, 2016, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses to the extent such direct Fund-level expenses exceed 0.77% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-
level expenses for the Russell Strategic Call Overwriting Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2015 was $193,138.

For the Select U.S. Equity Fund, RIMCo has contractually agreed, until February 29, 2016, to waive up to the full amount of its
0.30% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, to the extent such direct Fund-level expenses exceed 0.35% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Select U.S. Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2015 was
$439,638. There were no reimbursements for the period ended October 31, 2015.

For the Select International Equity Fund, RIMCo has contractually agreed, until February 29, 2016, to waive up to the full amount of its 0.45% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Select International Equity
Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31,
2015 was $1,339,211. There were no reimbursements for the period ended October 31, 2015.

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent
RFSC serves as transfer agent and provides dividend disbursing services to the Funds. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. Transfer agency fees are class-
level expenses and may differ by class. RFSC retains a portion of this fee for services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Transfer agency fees paid by the Funds presented herein for the period ended October 31, 2015 were as follows:

Notes to Financial Statements 795

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

Amount
Russell U.S. Core Equity Fund	$1,641,107
Russell U.S. Defensive Equity Fund	929,570
Russell U.S. Dynamic Equity Fund	161,751
Russell U.S. Strategic Equity Fund	7,931,735
Russell U.S. Large Cap Equity Fund	881,663
Russell U.S. Mid Cap Equity Fund	424,351
Russell U.S. Small Cap Equity Fund	3,393,707
Russell International Developed Markets Fund	5,758,055
Russell Global Equity Fund	4,495,808
Russell Emerging Markets Fund	4,298,540
Russell Tax-Managed U.S. Large Cap Fund	2,850,203
Russell Tax-Managed U.S. Mid & Small Cap Fund	706,807
Russell Tax-Managed International Equity Fund	328,896
Russell Global Opportunistic Credit Fund	2,400,758
Russell Strategic Bond Fund	9,416,730
Russell Investment Grade Bond Fund	2,047,445
Russell Short Duration Bond Fund	1,698,158
Russell Tax Exempt High Yield Bond Fund	180,351
Russell Tax Exempt Bond Fund	2,677,803
Russell Commodity Strategies Fund	1,438,858
Russell Global Infrastructure Fund	2,339,442
Russell Global Real Estate Securities Fund	3,086,394
Russell Multi-Strategy Alternative Fund	1,215,849
Russell Multi-Strategy Income Fund	169,261
Russell Strategic Call Overwriting Fund	175,189
Select U.S. Equity Fund	30,725
Select International Equity Fund	34,244

Effective January 1, 2014, RFSC had contractually agreed to waive, through February 28, 2015, a portion of its transfer agency fees for certain classes of certain Funds as follows:

Funds/Classes	Waivers
Russell Global Opportunistic Credit Fund-Class A, C, E & S	.12%
Russell Strategic Bond Fund-Class A, C, E & S	.04
Russell Commodity Strategies Fund-Class A, C, E & S	.01

Effective March 1, 2014, RFSC had contractually agreed to waive, through February 28, 2015, a portion of its transfer agency fees for certain classes of certain Funds as follows:

Funds/Classes	Waivers
Russell U.S. Strategic Equity Fund-Class A,C,E & S	.02%
Russell Tax-Managed U.S.Mid & Small Cap Fund-Class C,E & S	.03
Russell Short Duration Bond Fund-Class A,C,E & S	.09
Russell Tax Exempt Bond Fund-Class C,E & S	.04
Russell Global Infrastructure Fund-Class A,C,E & S	.02

Effective March 1, 2015, RFSC has contractually agreed to waive, through February 29, 2016, a portion of its transfer agency fees for certain classes as follows:

796 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

Funds/Classes	Waivers
Russell U.S. Strategic Equity Fund-Class A,C,E & S	.02%
Russell Tax-Managed U.S. Mid & Small Cap Fund-Class C, E & S	.05
Russell Tax-Managed U.S. Mid & Small Cap Fund-Class A	.02
Russell Global Opportunistic Credit Fund-Class A, C, E & S	.12
Russell Strategic Bond Fund-Class A, C, E & S	.04
Russell Short Duration Bond Fund-Class A, C, E & S	.12
Russell Tax Exempt Bond Fund-Class A	.02
Russell Tax Exempt Bond Fund-Class C,E & S	.06
Russell Commodity Strategies Fund-Class A,C,E & S	.01
Russell Global Infrastructure Fund-Class A, C, E & S	.02
Select U.S. Equity Fund-Class S, T & Y	.15
Select International Fund-Class S, T & Y	.15

For the period ended October 31, 2015, the total transfer agent fee waivers are as follows:

Amount
Russell U.S. Strategic Equity Fund	$793,173
Russell Tax-Managed U.S. Mid & Small Cap Fund	172,004
Russell Global Opportunistic Credit Fund	1,425,348
Russell Strategic Bond Fund	1,576,416
Russell Short Duration Bond Fund	1,013,282
Russell Tax Exempt Bond Fund	769,892
Russell Commodity Strategies Fund	71,433
Russell Global Infrastructure Fund	232,127
Select U.S. Equity Fund	805
Select International Equity Fund	2,324

Distributor and Shareholder Servicing
Russell Financial Services, Inc. (the “Distributor”), a wholly owned subsidiary of RIMCo, serves as a distributor for RIC, pursuant to a distribution agreement with RIC.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any selling agents, as defined in the Plan, for sales support services provided and related expenses incurred which are primarily intended to result in the sale of the Class A and Class C shares subject to the Plan. 12b-1 distribution payments are 0.25% or 0.75% of the average daily net assets of a Fund’s
Class A or Class C shares, respectively, on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C and Class E shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), these limitations are imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

The aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class
E Shares of the Funds may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, and are subject to certain exclusions. For the period ended October 31, 2015, the Distributor retained the following amounts in sales charges:

Notes to Financial Statements 797

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

Contingent Deferred Sales Charges	Class A Shares
Russell U.S. Core Equity Fund	$184
Russell U.S. Defensive Equity Fund	549
Russell U.S. Mid Cap Equity Fund	25
Russell U.S. Small Cap Equity Fund	103
Russell International Developed Markets Fund	296
Russell Global Equity Fund	143
Russell Emerging Markets Fund	310
Russell Tax-Managed U.S. Large Cap Fund	300
Russell Tax-Managed U.S. Mid & Small Cap Fund	69
Russell Global Opportunistic Credit Fund	160
Russell Strategic Bond Fund	175
Russell Investment Grade Bond Fund	68
Russell Short Duration Bond Fund	5,728
Russell Tax Exempt Bond Fund	1,198
Russell Commodity Strategies Fund	61
Russell Global Infrastructure Fund	507
Russell Global Real Estate Securities Fund	66
Russell Multi-Strategy Alternative Fund	8

For the period ended October 31, 2015, the sales commissions paid to the selling agents for the sales of Class A shares were as follows:

	Aggregate	Class A Front-End
	Front-End	Sales Charges
	Sales Charges	Retained by
	on Class A Shares	Distributor
Russell U.S. Core Equity Fund	$68,277	$11,625
Russell U.S. Defensive Equity Fund	54,723	10,097
Russell U.S. Dynamic Equity Fund	11,068	1,804
Russell U.S. Strategic Equity Fund	14,269	2,557
Russell U.S. Large Cap Equity Fund	48,418	8,893
Russell U.S. Mid Cap Equity Fund	22,375	3,942
Russell U.S. Small Cap Equity Fund	37,162	6,318
Russell International Developed Markets Fund	77,940	14,515
Russell Global Equity Fund	36,037	6,328
Russell Emerging Markets Fund	49,297	8,695
Russell Tax-Managed U.S. Large Cap Fund	98,972	18,698
Russell Tax-Managed U.S. Mid & Small Cap Fund	45,781	8,494
Russell Tax-Managed International Equity Fund	7,669	1,310
Russell Global Opportunistic Credit Fund	8,126	1,590
Russell Strategic Bond Fund	59,745	12,361
Russell Investment Grade Bond Fund	25,644	5,183
Russell Short Duration Bond Fund	19,260	3,822
Russell Tax Exempt High Yield Bond Fund	773	161
Russell Tax Exempt Bond Fund	31,001	5,857
Russell Commodity Strategies Fund	26,181	4,377
Russell Global Infrastructure Fund	16,166	2,790
Russell Global Real Estate Securities Fund	50,326	8,419
Russell Multi-Strategy Alternative Fund	5,696	950
Russell Multi-Strategy Income Fund	117,197	20,715

Accrued Fees Payable to Affiliates
Accrued fees payable to affiliates for the period ended October 31, 2015, were as follows:

		Russell U.S.	Russell U.S.	Russell U.S.
	Russell U.S. Core	Defensive Equity	Dynamic Equity	Strategic Equity	Russell U.S. Large
	Equity Fund	Fund	Fund	Fund	Cap Equity Fund
Advisory fees	$436,381	$459,455	$392,123	$1,636,925	$196,410
Administration fees	38,088	40,886	23,528	159,392	16,939
Distribution fees	38,620	33,391	7,207	15,301	2,739
Shareholder servicing fees	12,129	10,919	2,308	26,344	303
Transfer agent fees	125,434	67,319	11,575	594,201	70,028

798 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

		Russell U.S.	Russell U.S.	Russell U.S.
	Russell U.S. Core	Defensive Equity	Dynamic Equity	Strategic Equity	Russell U.S. Large
	Equity Fund	Fund	Fund	Fund	Cap Equity Fund
Trustee fees	8,260	3,894	2,389	7,637	1,031
	$658,912	$615,864	$439,130	$2,439,800	$287,450

			Russell
			International
	Russell U.S. Mid	Russell U.S. Small	Developed	Russell Global	Russell Emerging
	Cap Equity Fund	Cap Equity Fund	Markets Fund	Equity Fund	Markets Fund
Advisory fees	$108,067	$1,225,083	$1,656,748	$2,254,422	$2,295,069
Administration fees	8,229	84,012	113,679	113,967	95,889
Distribution fees	2,887	22,743	26,901	11,275	16,797
Shareholder servicing fees	604	12,800	17,842	12,465	12,426
Transfer agent fees	34,143	257,634	429,911	343,080	313,615
Trustee fees	453	6,611	15,529	9,809	10,121
	$154,383	$1,608,883	$2,260,610	$2,745,018	$2,743,917

			Russell Tax-
	Russell Tax-	Russell Tax-	Managed	Russell Global
	Managed U.S.	Managed U.S. Mid	International	Opportunistic	Russell Strategic
	Large Cap Fund	& Small Cap Fund	Equity Fund	Credit Fund	Bond Fund
Advisory fees	$908,406	$276,919	$231,384	$998,013	$2,474,988
Administration fees	62,295	14,846	17,695	70,872	254,968
Distribution fees	20,017	9,677	729	7,312	51,657
Shareholder servicing fees	15,985	4,233	6,306	8,663	39,132
Transfer agent fees	257,867	46,266	73,727	80,205	617,848
Trustee fees	2,100	575	2,282	3,404	21,593
	$1,266,670	$352,516	$332,123	$1,168,469	$3,460,186

		Russell Short	Russell Tax Exempt		Russell
	Russell Investment	Duration Bond	High Yield Bond	Russell Tax Exempt	Commodity
	Grade Bond Fund	Fund	Fund	Bond Fund	Strategies Fund
Advisory fees	$269,680	$278,971	$34,630	$331,759	$596,851
Administration fees	51,783	36,392	9,978	53,087	32,433
Distribution fees	13,484	41,815	447	21,193	4,978
Shareholder servicing fees	9,078	17,801	3,547	16,406	3,842
Transfer agent fees	163,590	51,588	41,566	155,828	100,946
Trustee fees	5,248	4,028	1,470	2,781	3,635
	$512,863	$430,595	$91,638	$581,054	$742,685

		Russell Global Real	Russell Multi-	Russell Multi-	Russell Strategic
	Russell Global	Estate Securities	Strategy	Strategy Income	Call Overwriting
	Infrastructure Fund	Fund	Alternative Fund	Fund	Fund
Advisory fees	$1,106,518	$1,062,118	$678,216	$104,952	$50,229
Administration fees	57,735	63,732	21,706	11,212	3,536
Distribution fees	6,759	30,045	3,804	2,075	—
Shareholder servicing fees	6,887	13,507	4,046	2,005	—
Transfer agent fees	163,218	239,894	90,260	30,011	14,729
Trustee fees	5,564	5,284	4,198	1,564	219
	$1,346,681	$1,414,580	$802,230	$151,819	$68,713

	Select U.S. Equity	Select International
	Fund	Equity Fund
Advisory fees	$173,381	$205,586
Administration fees	32,478	35,339
Transfer agent fees	3,515	3,616
Trustee fees	3,574	3,543
	$212,948	$248,084

Notes to Financial Statements 799

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

Affiliated Brokerage Commissions
The Funds effect certain transactions through Russell Implementation Services Inc. (“RIS”). RIS is a registered broker and investment adviser and an affiliate of RIMCo. RIS uses a multi-venue trade management approach whereby RIS allocates trades among RIS’
network of independent brokers for execution, clearing and other services. Trades placed through RIS and its independent brokers are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers, including assets RIMCo may manage to effect a Fund’s investment strategies and/or to modify a Fund's overall portfolio characteristics and for each Fund’s cash reserves or (iii) to execute a money manager’s portfolio securities transactions for the segment of a Fund’s portfolio assigned to the money manager. RIMCo has authorized RIS to effect certain futures, swaps, OTC derivatives transactions, and cleared swaps, including foreign currency spot, forwards and options trading on behalf of the Funds.

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the
Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a -7 of the Act.

During the period ended October 31, 2015, the Funds have engaged in purchases and sales of securities pursuant to Rule 17a -7 of the Act. As defined by the procedures, each transaction is effected at the current market price.

Board of Trustees
The Russell Fund Complex consists of RIC, which has 41 funds and Russell Investment Funds ("RIF"), which has 9 funds. Each of the Trustees is a Trustee of RIC and RIF. During the period, the Funds paid each of their independent Trustees a retainer of $102,000 per year (prior to January 1, 2015, $96,000); and each Trustee $7,000 for each regularly scheduled meeting attended in person and $3,500 for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting,
Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board attended in person. Each Trustee receives $1,000 for attendance of telephonic board meetings, except for telephonic board meetings called pursuant to RIC and RIF’s Security Valuation and Pricing Procedures; and $500 for attendance of telephonic Committee meetings. Each independent Trustee is also paid $200 per hour for time spent for formal deposition preparation and in depositions related to the McClure litigation (see note 9). The Audit Committee Chair and Investment Committee
Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $12,000 per year. The chairman of the Board receives additional annual compensation of $85,000. Ms. Cavanaugh and the Trustee Emeritus
are not compensated by the Russell Fund Complex for service as a Trustee. Trustees’ out of pocket expenses are also paid by the
Russell Fund Complex.
6. Federal Income Taxes
At October 31, 2015, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

						No Expiration
Funds	10/31/2015	10/31/2016	10/31/2017	10/31/2018	10/31/2019	Short Term	Long-Term	Totals
Russell U.S. Defensive
Equity Fund	$—	$1,436,741	$—	$21,987,752	$—	$—	$—	$23,424,493
Russell International
Developed Markets	—	—	113,721,193	51,503,855	—	—	—	165,225,048
Fund
Russell Emerging
Markets Fund
	—	—	—	—	—	29,576,214	—	29,576,214
Russell Tax-Managed
U.S. Large Cap Fund	—	—	—	—	—	4,669,760	—	4,669,760
Russell Tax-Managed
International Equity	—	—	—	—	—	35,981,657	1,048,728	37,030,385
Fund

800 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

						No Expiration
Funds	10/31/2015	10/31/2016	10/31/2017	10/31/2018	10/31/2019	Short Term	Long-Term	Totals
Russell Global
Opportunistic Credit	—	—	—	—	—	21,112,294	—	21,112,294
Fund
Russell Tax Exempt
Bond Fund	—	187,332	—	—	525,860	—	—	713,192
Russell Multi-Strategy
Alternative Fund	—	—	—	—	—	57,621,833	—	57,621,833
Russell Multi-Strategy
Income Fund	—	—	—	—	—	666,330	—	666,330
Russell Strategic Call
Overwriting Fund	—	—	—	—	—	7,275,756	7,676,552	14,952,308
Select International
Equity Fund	—	—	—	—	—	6,503,737	1,994,752	8,498,489

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2015, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term gains for income tax purposes were as follows:

	Russell U.S. Core	Russell U.S. Defensive		Russell U.S. Dynamic	Russell U.S. Strategic	Russell U.S. Large
	Equity Fund	Equity Fund		Equity Fund	Equity Fund	Cap Equity Fund
Cost of Investments	$800,252,265	$907,968,474		$570,939,208	$3,657,022,188	$369,684,553
Unrealized Appreciation	$168,762,593	$101,583,381		$68,198,682	$479,823,757	$58,482,677
Unrealized Depreciation	(21,810,409)	(17,594,908)		(22,189,546)	(108,584,333)	(9,759,251)
Net Unrealized Appreciation (Depreciation)	$146,952,184	$83,988,473		$46,009,136	$371,239,424	$48,723,426
Undistributed Ordinary Income	$30,793,643	$371,929		$21,793,915	$22,975,241	$4,133,935
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$137,829,524	$(23,424,493	) $	53,240,715	$177,564,589	$28,559,944
Tax Composition of Distributions
Ordinary Income	$52,038,075	$15,448,538		$43,767,340	$149,751,266	$13,907,442
Long-Term Capital Gains	$211,363,042	$—		$61,804,750	$212,685,954	$29,057,025

		Russell International
	Russell U.S. Mid Cap	Russell U.S. Small	Developed Markets		Russell Global Equity	Russell Emerging
	Equity Fund	Cap Equity Fund	Fund		Fund	Markets Fund
Cost of Investments	$199,541,648	$2,163,112,520	$2,876,397,755		$2,380,382,768	$2,634,151,041
Unrealized Appreciation	$15,337,724	$177,727,232	$502,268,720		$605,118,247	$445,682,433
Unrealized Depreciation	(8,691,305)	(114,536,886)	(536,355,532)		(101,489,216)	(664,764,988)
Net Unrealized Appreciation (Depreciation)	$6,646,419	$63,190,346	$(34,086,812	) $	503,629,031	$(219,082,555)
Undistributed Ordinary Income	$4,404,597	$8,792,169	$30,069,714		$40,811,646	$2,726,998
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$21,898,311	$133,163,095	$(165,225,048	) $	226,378,350	$(29,576,214)
Tax Composition of Distributions
Ordinary Income	$6,857,663	$24,943,044	$74,841,952		$91,158,059	$50,758,541
Long-Term Capital Gains	$10,736,275	$147,904,474	$—		$120,948,522	$34,792,045

Notes to Financial Statements 801

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

			Russell Tax-Managed		Russell Tax-Managed		Russell Global
	Russell Tax-Managed		U.S. Mid & Small Cap		International Equity		Opportunistic Credit		Russell Strategic Bond
	U.S. Large Cap Fund		Fund		Fund		Fund		Fund
Cost of Investments	$1,253,168,186		$308,025,653		$440,743,064		$1,858,505,458		$6,687,794,887
Unrealized Appreciation	$346,538,595		$88,960,194		$8,055,882		$21,703,558		$253,202,343
Unrealized Depreciation		(10,802,512)	(7,075,111)		(7,390,616)		(159,335,784)		(273,463,596)
Net Unrealized Appreciation (Depreciation)	$335,736,083		$81,885,083		$665,266		$(137,632,226	) $	(20,261,253)
Undistributed Ordinary Income	$8,558,612		$—		$2,337,394		$2,138,083		$96,600,847
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(4,669,760	) $	1,876,536		$(37,030,385	) $	(21,112,294	) $	34,113,349
Tax Composition of Distributions
Ordinary Income	$8,092,263		$—		$—		$90,650,130		$216,228,805
Long-Term Capital Gains	$56,729,949		$18,436,661		$—		$9,075,517		$53,640,128
	Russell Investment		Russell Short Duration		Russell Tax Exempt		Russell Tax Exempt		Russell Commodity
	Grade Bond Fund		Bond Fund		High Yield Bond Fund		Bond Fund		Strategies Fund
Cost of Investments	$1,401,562,042		$897,172,313		$243,637,724		$1,245,652,170		$735,853,781
Unrealized Appreciation	$35,444,597		$2,232,453		$3,574,065		$46,148,100		$—
Unrealized Depreciation		(35,080,276)	(10,082,035)		(1,579,162)		(2,978,425)		(120,294)
Net Unrealized Appreciation (Depreciation)	$364,321		$(7,849,582	) $	1,994,903		$43,169,675		$(120,294)
Undistributed Ordinary Income	$28,573,962		$669,764		$1,071,819		$3,075,331		$—
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$1,898,205		$479,583		$203,278		$(713,192	) $	—
Tax Composition of Distributions
Ordinary Income	$36,986,210		$18,467,096		$—		$49,826		$—
Tax-Exempt Income	$—		$—		$2,367,662		$34,236,217		$—
Long-Term Capital Gains	$10,985,540		$3,205,421		$—		$—		$—
	Russell Global		Russell Global Real	Russell Multi-Strategy			Russell Multi-Strategy		Russell Strategic Call
	Infrastructure Fund		Estate Securities Fund		Alternative Fund		Income Fund		Overwriting Fund
Cost of Investments	$1,391,110,491		$1,402,936,522		$485,738,245		$284,522,498		$61,658,829
Unrealized Appreciation	$97,175,156		$227,056,343		$74,592,713		$4,856,819		$26,733,894
Unrealized Depreciation		(41,655,779)	(30,702,837)		(84,008,226)		(17,131,603)		(2,097,976)
Net Unrealized Appreciation (Depreciation)	$55,519,377		$196,353,506		$(9,415,513	) $	(12,274,784	) $	24,635,918
Undistributed Ordinary Income	$5,503,684		$9,490,919		$6,516,204		$643,072		$22,920
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$34,493,718		$71,975,739		$(57,621,833	) $	(666,330	) $	(14,952,308)
Tax Composition of Distributions
Ordinary Income	$79,765,044		$57,105,214		$27,108,039		$4,153,491		$761,466
Long-Term Capital Gains	$69,900,301		$89,209,239		$—		$—		$—
	Select U.S. Equity		Select International
	Fund		Equity Fund
Cost of Investments	$815,866,623		$927,440,668
Unrealized Appreciation	$42,397,789		$24,714,758
Unrealized Depreciation		(53,184,977)	(89,910,843)
Net Unrealized Appreciation (Depreciation)	$(10,787,188	) $	(65,196,085)
Undistributed Ordinary Income	$7,678,470		$19,659,622
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$1,065,331		$(8,498,489)
Tax Composition of Distributions
Ordinary Income	$8,698,331		$755,165
Long-Term Capital Gains	$38,871		$—

As permitted by tax regulations, the Funds intend to defer a late year ordinary loss incurred from January 1, 2015 to October 31,
2015 and treat it as arising in the fiscal year 2016. As of October 31, 2015, Russell Tax-Managed U.S. Mid and Small Cap, Russell
Global Opportunistic Credit and Russell Commodity Strategies Funds had deferred ordinary losses of $899,849, $4,334,300 and
6,574,817 respectively.
802 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

7. Record Ownership
As of October 31, 2015, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders	%
Russell U.S. Core Equity Fund	3	74.7
Russell U.S. Defensive Equity Fund	4	60.0
Russell U.S. Dynamic Equity Fund	3	73.9
Russell U.S. Strategic Equity Fund	2	61.2
Russell U.S. Large Cap Equity Fund	1	99.1
Russell U.S. Mid Cap Equity Fund	2	97.5
Russell U.S. Small Cap Equity Fund	3	53.4
Russell International Developed Markets Fund	4	81.9
Russell Global Equity Fund	2	39.5
Russell Emerging Markets Fund	3	56.1
Russell Tax-Managed U.S. Large Cap Fund	4	74.8
Russell Tax-Managed U.S. Mid & Small Cap Fund	4	75.8
Russell Tax-Managed International Equity Fund	4	78.0
Russell Global Opportunistic Credit Fund	3	52.0
Russell Strategic Bond Fund	3	57.9
Russell Investment Grade Bond Fund	3	63.7
Russell Short Duration Bond Fund	4	73.3
Russell Tax Exempt High Yield Bond Fund	4	79.4
Russell Tax Exempt Bond Fund	4	80.9
Russell Commodity Strategies Fund	2	49.6
Russell Global Infrastructure Fund	4	63.0
Russell Global Real Estate Securities Fund	3	67.3
Russell Multi-Strategy Alternative Fund	3	71.5
Russell Multi-Strategy Income Fund	2	73.1
Russell Strategic Call Overwriting Fund	1	92.8
Select U.S. Equity Fund	3	75.9
Select International Equity Fund	4	87.9

8. Restricted Securities
Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933, as amended (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

See each Fund’s Schedule of Investments for a list of restricted securities held by a Fund that are illiquid.

9. Pending Legal Proceedings
On October 17, 2013, Fred McClure filed a derivative lawsuit against RIMCo on behalf of ten funds: the Russell Commodity
Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell Global Infrastructure Fund, Russell Global
Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell Multi-Strategy Alternative Fund, Russell
Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the Investment
Company Act, as amended, for the funds’ alleged payment of excessive investment management fees to RIMCo. On December 8,
2014, Fred McClure filed a second derivative lawsuit in the United States District Court for the District of Massachusetts. This
second suit involves the same ten funds, and the allegations are similar, although the second suit adds a claim alleging that RFSC charged the funds excessive administrative fees under Section 36(b). The plaintiff seeks recovery of the amount of the allegedly excessive compensation or payments received from these ten funds and earnings that would have accrued to plaintiff had that

Notes to Financial Statements 803

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2015

compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid, for a period commencing one year prior to the filing of the lawsuit through the date of the trial. RIMCo is defending the actions.

10. Subsequent Events
Management has evaluated the events and/or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures.

On November 2, 2015, the Board declared dividends payable from net investment income. Dividends were paid on November 4,
2015, to shareholders of record on November 3, 2015.

On December 1, 2015, the Board declared dividends payable from net investment income. Dividends were paid on December 3,
2015, to shareholder of record effective with the opening of business on December 2, 2015.

804 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Russell Investment Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Russell U.S. Core Equity Fund, Russell U.S. Defensive Equity Fund, Russell U.S. Dynamic Equity Fund, Russell U.S. Strategic
Equity Fund, Russell U.S. Large Cap Equity Fund, Russell U.S. Mid Cap Equity Fund, Russell U.S. Small Cap Equity Fund, Russell
International Developed Markets Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Tax-Managed U.S.
Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Tax-Managed International Equity Fund, Russell
Global Opportunistic Credit Fund, Russell Strategic Bond Fund, Russell Investment Grade Bond Fund, Russell Short Duration Bond
Fund, Russell Tax Exempt High Yield Bond Fund, Russell Tax Exempt Bond Fund, Russell Commodity Strategies Fund and its
subsidiary, Russell Global Infrastructure Fund, Russell Global Real Estate Securities Fund, Russell Multi-Strategy Alternative Fund
and its subsidiary, Russell Multi-Strategy Income Fund, Russell Strategic Call Overwriting Fund, Select U.S. Equity Fund and Select
International Equity Fund, (twenty seven of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the
United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight
Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm 805

Russell Investment Company
Russell Funds

Tax Information — October 31, 2015 (Unaudited)

For the tax year ended October 31, 2015, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2015, the Funds hereby designate under Section 871(k)(2)(c) of the Internal Revenue Code, the maximum amount allowable as a short-term capital gains dividend for purposes of the tax imposed under Section 871(a)(1)(A)
of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2016 will show the tax status of all distributions paid to your account in calendar year
2015.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Russell U.S Core Equity Fund	43.6%
Russell U.S. Defensive Equity Fund	100.0%
Russell U.S. Dynamic Equity Fund	33.1%
Russell U.S. Strategic Equity Fund	100.0%
Russell U.S. Large Cap Equity Fund	87.9%
Russell U.S. Mid Cap Equity Fund	42.7%
Russell U.S. Small Cap Equity Fund	100.0%
Russell International Developed Markets Fund	0.0%
Russell Global Equity Fund	45.4%
Russell Emerging Markets Fund	0.0%
Russell Tax-Managed U.S. Large Cap Fund	100.0%
Russell Tax-Managed U.S. Mid & Small Cap Fund	0%
Russell Tax-Managed International Fund	0%
Russell Global Opportunistic Credit Fund	0%
Russell Strategic Bond Fund	0%
Russell Investment Grade Bond Fund	0%
Russell Short Duration Bond Fund	0%
Russell Tax Exempt High Yield Bond Fund	0%
Russell Tax Exempt Bond Fund	0%
Russell Commodity Strategies Fund	0%
Russell Global Infrastructure Fund	37.7%
Russell Global Real Estate Securities Fund	0%
Russell Multi-Strategy Alternative Fund	43.1%
Russell Multi-Strategy Income Fund	11.9%
Russell Strategic Call Overwriting Fund	100.0%
Select U.S. Equity Fund	62.9%
Select International Equity Fund	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2015:

Russell U.S. Small Cap Fund	$147,904,474
Russell U.S. Core Equity Fund	211,363,042

806 Tax Information

Russell Investment Company
Russell Funds

Tax Information — October 31, 2015 (Unaudited)

Russell U.S. Strategic Equity Fund	212,685,954
Russell U.S. Mid Cap Equity Fund	10,736,275
Russell U.S. Large Cap Equity Fund	29,057,025
Russell U.S. Dynamic Equity Fund	61,804,750
Russell Tax-Managed U.S. Mid & Small Cap Fund	18,436,661
Russell Tax-Managed Large Cap Fund	56,729,949
Russell Global Opportunistic Credit Fund	9,075,517
Russell Strategic Bond Fund	53,640,128
Russell Investment Grade Bond Fund	10,985,540
Russell Short Duration Bond Fund	3,205,421
Russell Global Infrastructure Fund	69,900,301
Russell Global Equity Fund	120,948,522
Russell Global Real Estate Securities Fund	89,209,239
Russell Emerging Markets Fund	34,792,045
Russell Commodity Strategies Fund	38,871

Please consult a tax adviser for any questions about federal or state income tax laws.

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended October 31, 2015.
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

		Foreign		Foreign
		Taxes		Source
	Foreign	Paid	Foreign Source	Income Per
Fund Name	Taxes Paid	Per Share	Income	Share
Russell International Developed Markets Fund	$4,772,198	$0.0596	$93,683,612	$1.1691
Russell Global Equity Fund	2,787,406	0.0113	41,971,742	0.1694
Russell Emerging Markets Fund	6,592,926	0.0427	54,916,754	0.3554
Russell Global Infrastructure Fund	2,188,651	0.0178	33,671,266	0.2734
Russell Global Real Estate Securities Fund	1,619,419	0.0396	24,519,713	0.5989
Select International Equity Fund	2,106,649	0.0222	24,509,524	0.2584
Select Tax Managed International Equity Fund	315,840	0.0064	3,083,343	0.0629

Pursuant to Section 852(b)(5)(A) of the Internal Revenue Code, the following Funds designate distributions from net investment income as exempt interest dividends during the taxable year ended October 31, 2015:

Russell Tax Exempt Bond Fund	$34,236,217
Russell Tax Exempt High Yield Bond Fund	2,367,662

Tax Information 807

Russell Investment Company
Russell Funds

Affiliated Brokerage Transactions — October 31, 2015 (Unaudited)

As mentioned in the Note 5 in the Notes to Financial Statements contained in this annual report, the Funds utilize RIS and its independent brokers. RIS is a registered broker dealer and investment adviser and an affiliate with RIMCo. Trades placed through
RIS and its independent brokers are made (i) to manage trading associated with changes in money manager, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers including assets RIMCo may manage to manage risk in a Fund’s investment portfolio and for each Fund’s cash reserves or (iii) to execute a money manager’s portfolio securities transactions for the segment of a Fund’s portfolio assigned to the money manager. RIMCo has authorized RIS to effect certain futures, swaps, over-the-
counter derivatives transactions, and cleared swaps, including foreign currency spot, forwards and options trading on behalf of the
Funds.

Amounts retained by RIS for the period ended October 31, 2015 were as follows:

Affiliated Broker	Fund Name	2015
RIMCo
	Russell U.S. Core Equity Fund	$250,086
	Russell U.S. Defensive Equity Fund	89,996
	Russell U.S. Dynamic Equity Fund	81,152
	Russell U.S. Strategic Equity Fund	443,105
	Russell U.S. Large Cap Equity Fund	1,269
	Russell U.S. Mid Cap Equity Fund	46,077
	Russell U.S. Small Cap Equity Fund	878,965
	Russell International Developed Markets Fund	974,425
	Russell Global Equity Fund	380,645
	Russell Emerging Markets Fund	592,237
	Russell Tax-Managed U.S. Large Cap Fund	74,143
	Russell Tax-Managed U.S. Mid & Small Cap Fund	33,575
	Russell Strategic Bond Fund	1,363
	Russell Short Duration Bond Fund	71
	Russell Global Infrastructure Fund	240,145
	Russell Global Real Estate Securities Fund	208,638
	Russell Multi-Strategy Income Fund	59,324

808 Affiliated Brokerage Transactions

Russell Investment Company
Russell Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Initial Approval of the Investment Advisory Agreements for the Russell Tax-Managed International Equity Fund, Russell
Multi-Strategy Income Fund and Russell Tax Exempt High Yield Bond Fund
In the case of new Funds, the Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the
“Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent
Trustees”) voting separately, initially approve the advisory agreements with RIMCo (the “New Fund RIMCo Agreements”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “New Fund Money Manager Agreements,”
and together with the New Fund RIMCo Agreements, the “New Fund Agreements” or, individually, a “New Fund Agreement”) and, thereafter, to approve the continuation of each such New Fund Agreement on at least an annual basis, and that the terms and conditions of each New Fund Agreement provide for its termination if continuation is not approved annually. The Board, including all of the
Independent Trustees, initially considered and approved the adoption of the New Fund Agreements for the Russell Tax-Managed
International Equity Fund (the “Tax-Managed International Fund”) and the Russell Multi-Strategy Income Fund (the “Multi-Strategy
Income Fund”) at a meeting held in person on December 3, 2014 (the “December New Fund Agreement Evaluation Meeting”).
Subsequently, the Board, including all of the Independent Trustees, initially considered and approved the adoption of the New Fund
Agreement for the Russell Tax Exempt High Yield Bond Fund (the “Tax Exempt High Yield Fund,” and together with the Tax-Managed
International Fund and the Multi-Strategy Income Fund, the “New Funds” or, individually, a “New Fund”) at a meeting held in person on February 24, 2015 (the “February New Fund Agreement Evaluation Meeting,” and together with the December New Fund
Agreement Evaluation Meeting, the “New Fund Agreement Evaluation Meetings” or, individually, a “New Fund Agreement Evaluation
Meeting”).

In preparation for the reviews, the Board, including the Independent Trustees, considered (1) information and reports prepared by
RIMCo relating to the services proposed to be provided by RIMCo (and its affiliates) and each Money Manager to the New Funds; and
(2) information prepared by RIMCo, not an independent source, comparing the proposed fees and expenses of each New Fund with other peer funds not managed by RIMCo, identified and presented by RIMCo as generally comparable in investment objectives to the
New Funds (the “RIMCo Comparable Funds” and, with the New Fund, in the case of operating expense comparisons, the New Fund’s
“RIMCo Expense Universe”). The foregoing and other information received by the Board, including the Independent Trustees, in connection with its evaluations of the New Fund Agreements are collectively called the “New Fund Agreement Evaluation Information.”
The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the other RIMCo-managed funds for which the Board has supervisory responsibility with respect to services provided by RIMCo and RIMCo’s affiliates, and advice previously received from counsel to the Funds and counsel to the Independent Trustees regarding the Trustees’ responsibilities in considering the New Fund Agreements.

At the December New Fund Agreement Evaluation Meeting, the Board was advised that RIMCo created the Tax-Managed International
Fund to be included in the Russell Tax-Managed Model Strategies, an asset allocation model maintained by RIMCo and provided to investment advisers, to increase the number of tax-managed funds and thereby improve the tax efficiency of the Tax-Managed Model
Strategies. The Board considered RIMCo’s advice that the Tax-Managed International Fund would replace two non-U.S. equity funds that are not tax-managed in the Tax-Managed Model Strategies. The Board further considered that RIMCo would manage most of the Tax-Managed International Fund’s assets based upon model portfolios provided by multiple unaffiliated non-discretionary Money
Managers with distinct investment styles, and that RIMCo also would manage a portion of the Fund’s assets directly. The Board was advised that the Tax-Managed International Fund would have gross advisory fees (i.e., not giving effect to waivers) that were higher
(i.e., worse) than the third quintile of its Fund’s RIMCo Expense Universe, which RIMCo attributed to the Fund’s greater exposure to emerging markets, which are more expensive, than its RIMCo Comparable Funds. The Board considered that RIMCo had contractually agreed to waive up to the full amount of its advisory fee and reimburse the Fund for other direct fund-level expenses, excluding extraordinary expenses, to the extent that the Fund’s direct fund-level expenses exceed 0.95% of the Fund’s average daily net assets on an annual basis.

At the December New Fund Agreement Evaluation Meeting, the Board was advised that RIMCo’s goal with respect to the Multi-Strategy
Income Fund was to use the Fund initially as a stand-alone product and potentially as a component fund in certain asset allocation models provided by a third-party investment adviser. RIMCo also advised the Board that the Multi-Strategy Income Fund may in the future be added as an underlying fund for certain strategic allocation funds-of-funds managed by RIMCo. The Board considered that the Multi-Strategy Income Fund would seek to achieve its investment objective through asset allocations across a wide range of asset classes, which may change over time. The Board also considered that after taking account of RIMCo’s contractual agreement to limit the Fund’s direct fund-level expenses to 0.65% of the Fund’s average daily net assets, the Fund would have a total expense ratio that ranked in the third quintile of its RIMCo Expense Universe.

Basis for Approval of Investment Advisory Contracts 809

Russell Investment Company
Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

At the February New Fund Agreement Evaluation Meeting, the Board was advised that, like the Tax-Managed International Fund presented at the December New Fund Agreement Evaluation Meeting, RIMCo created the Tax Exempt High Yield Fund to be included in the Russell Tax-Managed Model Strategies, an asset allocation model maintained by RIMCo and provided to investment advisers, to increase the number of tax-managed funds and thereby improve the tax efficiency of the Tax-Managed Model Strategies. The Board considered RIMCo’s advice that the Tax Exempt High Yield Fund would replace a less diversified fixed income fund that is not tax managed in certain Tax-Managed Model Strategies. The Board further considered that RIMCo would manage most of the Tax Exempt
High Yield Fund’s assets based upon model portfolios provided by two unaffiliated non-discretionary Money Managers, and that RIMCo also would manage a portion of the Fund’s assets directly. The Board was advised that the Tax Exempt High Yield Fund would have advisory fees that ranked in the third quintile of its RIMCo Expense Universe. The Board was further advised that after taking account of RIMCo’s contractual agreement to waive up to the full amount of its advisory fee and reimburse the Tax Exempt High Yield Fund for other direct fund-level expenses, excluding extraordinary expenses, to the extent that the Fund’s direct fund-level expenses exceed
0.48% of the Fund’s average daily net assets, the Fund would have a total expense ratio that ranked in the third quintile of its RIMCo
Expense Universe.

Based upon the New Fund Agreement Evaluation Information, including presentations by RIMCo at the respective New Fund Agreement
Evaluation Meetings, the Trustees considered, with respect to each New Fund, various specific factors in evaluating approval of the
New Fund RIMCo Agreements, including the following:

1. The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2. The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3. Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative or transfer agent fees and any fees received for management or administration of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by RIMCo as to expenses incurred by the Fund;

5. Information provided by RIMCo as to the profits that RIMCo expects to derive from its operations with respect to the New Fund.

The Board noted, among other things, that as newly organized funds, the New Funds, at the time of the New Fund Agreement Evaluation
Meetings, had no historical operating, performance, expense ratio or profitability information. Moreover, the Board noted, in considering the structure of the Advisory Fee and whether economies of scale are reflected appropriately, the uncertainties as to the New Funds’
ability to attract assets.

On the basis of the New Fund Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the New Fund Agreement Evaluation Meetings by RIMCo, the Board, in respect of each New Fund, found, after giving effect to any applicable waivers and/or reimbursements (1)
the Advisory Fee rate and structure to be charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services expected to be provided to the New Fund; (2) the projected relative expense ratio of the New
Fund was comparable to those of its RIMCo Comparable Funds; (3) other benefits and fees expected to be received by RIMCo or its affiliates from the New Fund were not excessive; and (4) RIMCo’ projected profitability with respect to the New Fund was not excessive in light of the expected nature, scope and overall quality of the investment management and other services to be provided by RIMCo.

After considering the foregoing and other relevant factors, the Board concluded that approval of the New Fund RIMCo Agreements would be in the best interests of each New Fund and voted to approve the New Fund RIMCo Agreement for each New Fund.

At the New Fund Agreement Evaluation Meetings, with respect to the evaluation of the terms of the New Fund Money Manager
Agreements, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager:
RIMCo’s assessment of the investment capabilities, philosophy and approach of the Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the New Funds’ underwriter; and RIMCo’s recommendation with respect to the Money Manager’s fee rate. The Board also received reports regarding each Money Manager’s compliance program and certification from the New Funds’ Chief Compliance Officer that its compliance program would meet applicable

810 Basis for Approval of Investment Advisory Contracts

Russell Investment Company
Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

legal and regulatory requirements. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the New Fund Money Manager Agreements because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the standard fees charged by Money Managers to other clients;
and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee to be paid by each New Fund and the fact that each Money Manager’s fee will be paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the New Fund Agreement Evaluation Information, the Board
concluded that the fees proposed to be paid to the Money Managers of each New Fund are reasonable in light of the expected quality of the investment advisory services to be provided and that approval of the New Fund Money Manager Agreement with each Money
Manager of each New Fund would be in the best interests of the New Fund and its shareholders.

Subsequent to the New Fund Agreement Evaluation Meetings, the Board received the following proposals from RIMCo: (1) at a meeting held on April 14, 2015, to effect a Money Manager change for the Multi-Strategy Income Fund; and (2) at a meeting held on May 19,
2015, to effect a Money Manager change for the Tax-Managed International Fund. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; information as to reason for the proposed change; information as to the Money Manager’s role in the management of the New Fund’s investment portfolio (including the amount of New Fund assets to be allocated to the Money Manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the Money Manager; information as to any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the New Fund’s
underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of Money Manager profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the Money
Manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the increase or decrease in aggregate Money Manager fees to be paid by
RIMCo from its Advisory Fee as a result of the engagement of the Money Manager. The Trustees also considered their findings at the
New Fund Agreement Evaluation Meetings as to the reasonableness of the aggregate Advisory Fees paid by the New Funds, and the fact that the aggregate Advisory Fees paid by the New Funds would not increase as a result of the implementation of the proposed Money
Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

Approval of Money Manager Contracts (for all Funds)
At a meeting held on August 25, 2015, the Board received a proposal from RIMCo to effect Money Manager changes for the Russell
U.S Core Equity Fund, Russell U.S Defensive Equity Fund, Russell U.S. Dynamic Equity Fund, Russell U.S. Strategic Equity Fund
and Russell U.S. Mid Cap Equity Fund. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; information as to reason for the proposed change; information as to the Money Manager’s role in the management of the Fund’s investment portfolio
(including the amount of Fund assets to be allocated to the Money Manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the Money Manager; information as to any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the CCO’s evaluation of the Money
Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards;
RIMCo’s explanation as to the lack of relevance of Money Manager profitability to the evaluation of portfolio management contracts with
Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with
RIMCo; RIMCo’s awareness of the standard fee rates charged by the Money Manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; the increase or decrease in aggregate Money Manager fees to be paid by RIMCo from its Advisory Fee as a result of the engagement of the
Money Manager; and the expected costs of transitioning Fund assets to the Money Manager. The Trustees also considered their findings at a meeting held in person on May 19-20, 2014 as to the reasonableness of the aggregate Advisory Fees paid by the Funds, and the fact that the aggregate Advisory Fees paid by the Funds would not increase as a result of the implementation of the proposed Money
Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

Basis for Approval of Investment Advisory Contracts 811

Russell Investment Company
Russell Funds

Shareholder Requests for Additional Information — October 31, 2015 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at
www.russell.com; (iii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iv) at the Securities and Exchange
Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”).
The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio
Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional
Information (“SAI”). The SAI and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2015 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii)
at www.russell.com; and (iii) on the Securities and Exchange Commission’s website at www. sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

Financial statements of the Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

812 Shareholder Requests for Additional Information

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2015
(Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 41 funds, Russell Investment Funds (“RIF”), which has 9 funds. Each of the trustees is a trustee of RIC and RIF. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers.
Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies, and has been determined by the Board to be an audit committee financial expert; Ms.
Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office*	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INTERESTED TRUSTEE
# Sandra Cavanaugh,	President and Chief	Until successor	• President and CEO RIC and RIF	50	• Trustee,
Born May 10, 1954	Executive Officer	is chosen and	• Chairman of the Board, Co-President		Russell
1301 Second Avenue,	since 2010	qualified by	and CEO, Russell Financial Services,		Exchange
18th Floor, Seattle, WA	Trustee since 2010	Trustees	Inc. (“RFS”)		Traded Funds
98101		Appointed until	• Chairman of the Board, President		Trust
		successor is	and CEO, Russell Fund Services
		duly elected and	Company (“RFSC”)
		qualified	• Director, RIMCo
• Chairman of the Board, President and
CEO Russell Insurance Agency, Inc.
(“RIA”) (insurance agency)

* Each Trustee is subject to mandatory retirement at age 72.
# Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore classified as an Interested Trustee.

Disclosure of Information about Fund Trustees and Officers 813

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES
Thaddas L. Alston,	Trustee since 2006	Appointed until	Senior Vice President, Larco	50	• Until October
Born April 7, 1945		successor is	Investments, Ltd. (real estate firm)		2015, Trustee,
1301 Second Avenue,		duly elected and			Russell
18th Floor, Seattle, WA		qualified			Exchange
98101					Traded Funds
Trust

814 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee
Kristianne Blake,	Trustee since 2000	Appointed until	• Director and Chairman of the Audit	50	• Director,
Born January 22, 1954	Chairman since 2005	successor is	Committee, Avista Corp (electric		Avista Corp
1301 Second Avenue,		duly elected and	utilities)		(electric
18th Floor, Seattle, WA		qualified	• Regent, University of Washington		utilities)
98101		Approved	• President, Kristianne Gates Blake,		• Until June
		annually	P.S. (accounting services)		30, 2014,
			• Until June 30, 2014, Director, Ecova		Director,
			(total energy and sustainability		Ecova (total
			management)		energy and
			• Until December 31, 2013, Trustee		sustainability
			and Chairman of the Operations		management)
			Committee, Principal Investors Funds		• Until
			and Principal Variable Contracts		December 31,
			Funds (investment company)		2013, Trustee,
			• From April 2004 through December		Principal
			2012, Director, Laird Norton Wealth		Investors
			Management and Laird Norton Tyee		Funds
			Trust (investment company)		(investment
company)
• Until
December 31,
2013, Trustee
Principal
Variable
Contracts
Funds
(investment
company)
• From April
2004 through
December
2012,
Director, Laird
Norton Wealth
Management
and Laird
Norton
Tyee Trust
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

* Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers 815

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister,	Trustee since 2012	Appointed until	• Retired	50	• Trustee and
Born June 26, 1951		successor is	• Trustee and Chairperson of Select		Chairperson of
1301 Second Avenue,		duly elected and	Sector SPDR Funds (investment		Select Sector
18th Floor, Seattle, WA		qualified	company)		SPDR Funds
98101			• Until December 31, 2014,		(investment
			Chairperson of Audit Committee,		company)
			Select Sector SPDR Funds		• Trustee, ALPS
			(investment company)		Series Trust
(investment
company)
• Until
December
31, 2014,
Chairperson
of Audit
Committee,
Select Sector
SPDR Funds
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

Daniel P. Connealy,	Trustee since 2003	Appointed until	• Retired	50	• Until October
Born June 6, 1946	Chairman of the	successor is	• June 2004 to June 2014, Senior Vice		2015, Trustee,
1301 Second Avenue,	Audit Committee	duly elected and	President and Chief Financial Officer,		Russell
18th Floor, Seattle, WA	since 2015	qualified	Waddell & Reed Financial, Inc.		Exchange
98101		Appointed until	(investment company)		Traded Funds
		successor is			Trust
duly elected and
qualified

Katherine W. Krysty,	Trustee since 2014	Appointed until	• Retired	50	• Until October
Born December 3, 1951		successor is	• January 2011 through March 2013,		2015, Trustee,
1301 Second Avenue		duly elected and	President Emerita, Laird Norton		Russell
18th Floor, Seattle, WA		qualified	Wealth Management (investment		Exchange
98101			company)		Traded Funds
Trust

* Each Trustee is subject to mandatory retirement at age 72.

816 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison, Jr.,	Trustee since 2000	Appointed until	• Retired	50	• Until October
Born December 21, 1955	Chairman of	successor is	• From January 2008 to December		2015, Trustee,
1301 Second Avenue	the Nominating	duly elected and	2011, Vice Chairman of the Board,		Russell
18th Floor, Seattle, WA	and Governance	qualified	Simpson Investment Company (paper		Exchange
98101	Committee since	Appointed until	and forest products)		Traded Funds
	2007	successor is			Trust
duly elected and
qualified
Jack R. Thompson,	Trustee since 2005	Appointed until	• Retired	50	• Until October
Born March 21, 1949	Chairman of	successor is			2015, Trustee,
1301 Second Avenue,	the Investment	duly elected and			Russell
18th Floor, Seattle, WA	Committee since	qualified			Exchange
98101	2015	Appointed until			Traded Funds
		successor is			Trust
duly elected and
qualified

* Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers 817

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

TRUSTEE EMERITUS
George F. Russell, Jr.,	Trustee Emeritus and	Until resignation	• Director Emeritus, Frank Russell	50	None
Born July 3, 1932	Chairman Emeritus	or removal	Company (investment consultant to
1301 Second Avenue,	since 1999		institutional investors (“FRC”)) and
18th Floor, Seattle, WA			RIMCo
98101			• Chairman Emeritus, RIC and RIF;
Russell Implementation Services Inc.
(broker-dealer and investment adviser
(“RIS”)); Russell 20-20 Association
(non-profit corporation); and Russell
Trust Company (non-depository trust
company (“RTC”))
• Chairman, Sunshine Management
Services, LLC (investment adviser)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served

OFFICERS
Cheryl Wichers,	Chief Compliance	Until removed	• Chief Compliance Officer, RIC and RIF
Born December 16, 1966	Officer since 2005	by Independent	• Chief Compliance Officer, RFSC and U.S. One Inc.
1301 Second Avenue		Trustees	• 2005 to 2011 Chief Compliance Officer, RIMCo
18th Floor, Seattle, WA
98101

Sandra Cavanaugh,	President and Chief	Until successor	• CEO, U.S. Private Client Services, Russell Investments
Born May 10, 1954	Executive Officer	is chosen and	• President and CEO, RIC and RIF
1301 Second Avenue,	since 2010	qualified by	• Chairman of the Board, Co-President and CEO, RFS
18th Floor, Seattle, WA		Trustees	• Chairman of the Board, President and CEO, RFSC
98101			• Director, RIMCo
• Chairman of the Board, President and CEO, RIA

Mark E. Swanson,	Treasurer and Chief	Until successor	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
Born November 26, 1963	Accounting Officer	is chosen and	• Director, RIMCo, RFSC, Russell Trust Company (“RTC”) and RFS
1301 Second Avenue	since 1998	qualified by	• Global Head of Fund Services, Russell Investments
18th Floor, Seattle, WA		Trustees	• October 2011 to December 2013, Head of North America Operations
98101			Russell Investments
• May 2009 to October 2011, Global Head of Fund Operations, Russell
Investments

818 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2015 (Unaudited)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served

OFFICERS (continued)
Jeffrey T. Hussey,	Chief Investment	Until removed by	• Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	• Chief Investment Officer, RIC and RIF
1301 Second Avenue,			• Chairman of the Board, President and CEO, RIMCo
18th Floor, Seattle WA			• Director, RTC, RIS and Russell Investments Delaware, Inc.
98101			• Board of Managers, Russell Institutional Funds Management, Inc.
• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell
Investments

Mary Beth R. Albaneze,	Secretary since 2010	Until successor	• Associate General Counsel, Russell Investments
Born April 25, 1969		is chosen and	• Secretary, RIMCo, RFSC and RFS
1301 Second Avenue,		qualified by	• Secretary and Chief Legal Officer, RIC and RIF
18th Floor, Seattle, WA		Trustees	• Assistant Secretary, RFS, RIA and U.S. One Inc.
98101

Disclosure of Information about Fund Trustees and Officers 819

Russell Investment Company
Russell Funds

Adviser, Money Manager and Service Providers — October 31, 2015

Interested Trustee	Jacobs Levy Equity Management, Inc., Florham Park, NJ
Sandra Cavanaugh	PanAgora Asset Management Inc, Boston, MA
Independent Trustees	Russell U.S. Dynamic Equity Fund
Thaddas L. Alston	AJO, LP, Philadelphia, PA
Kristianne Blake	Cornerstone Capital Management, LLC, Minneapolis, MN
Cheryl Burgermeister	Jacobs Levy Equity Management, Inc., Florham Park, NJ
Daniel P. Connealy	Pzena Investment Management, LLC, New York, NY
Katherine W. Krysty	Suffolk Capital Management, LLC, New York, NY
Raymond P. Tennison, Jr.	Russell U.S. Strategic Equity Fund
Jack R. Thompson	AJO, LP, Philadelphia, PA
Trustee Emeritus	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
George F. Russell, Jr.	Brandywine Global Investment Management, LLC,
Officers	Philadelphia, PA
Columbus Circle Investors, Stamford, CT
Sandra Cavanaugh, President and Chief Executive Officer	Cornerstone Capital Management, LLC, Minneapolis, MN
Cheryl Wichers, Chief Compliance Officer	Jacobs Levy Equity Management, Inc., Florham Park, NJ
Jeffrey T. Hussey, Chief Investment Officer	PanAgora Asset Management Inc, Boston, MA
Mark E. Swanson, Treasurer and Chief Accounting Officer	Suffolk Capital Management, LLC, New York, NY
Mary Beth Rhoden Albaneze, Secretary
Adviser	Russell U.S. Large Cap Equity Fund
Ceredex Value Advisors LLC, Orlando, FL
Russell Investment Management Company	Columbus Circle Investors, Stamford, CT
1301 Second Avenue	Institutional Capital LLC, Chicago, IL
Seattle, WA 98101	Jacobs Levy Equity Management Inc., Florham Park, NJ
Administrator and Transfer and Dividend Disbursing	Sustainable Growth Advisers, LP, Stamford, CT
Agent	Russell U.S. Mid Cap Equity Fund
Russell Fund Services Company	Ceredex Value Advisors LLC, Orlando, FL
1301 Second Avenue	Elk Creek Partners, LLC, Denver, CO
Seattle, WA 98101	Jacobs Levy Equity Management Inc., Florham Park, NJ
Custodian	Russell U.S. Small Cap Equity Fund
State Street Bank and Trust Company	Ancora Advisors LLC, Mayfield Heights, OH
1 Heritage Drive	Cardinal Capital Management, L.L.C., Greenwich, CT
North Quincy, MA 021171	Chartwell Investment Partners, Berwyn, PA
Office of Shareholder Inquiries	Copeland Capital Management, LLC, Conshohocken, PA
1301 Second Avenue	DePrince, Race & Zollo, Inc., Winter Park, FL
Seattle, WA 98101	EAM Investors, LLC, Cardiff by the Sea, CA
(800) 787-7354	Falcon Point Capital, LLC, San Francisco, CA
Legal Counsel	Jacobs Levy Equity Management Inc., Florham Park, NJ
Dechert LLP	Netols Asset Management, Inc., Mequon, WI
One International Place, 40th Floor	Next Century Growth Investors, LLC, Minneapolis, MN
100 Oliver Street	PENN Capital Management Company, Inc., Philadelphia, PA
Boston, MA 02110	Robeco Investments Management, Inc., New York, NY
Distributor	Russell International Developed Markets Fund
Russell Financial Services, Inc.	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
1301 Second Avenue	MFS Institutional Advisors Inc., Boston, MA
Seattle, WA 98101	Numeric Investors LLC, Boston, MA
Pzena Investment Management, LLC, New York, NY
Independent Registered Public Accounting Firm	Wellington Management Company, LLP, Boston, MA
PricewaterhouseCoopers LLP	Russell Global Equity Fund
1420 5th Avenue, Suite 2800
Seattle, WA 98101	Harris Associates L.P., Chicago, IL
MFS Institutional Advisors Inc., Boston, MA
Money Managers	Polaris Capital Management, LLC, Boston, MA
Russell U.S. Core Equity Fund	Sanders Capital, LLC, New York, NY
Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX	Wellington Management Company, LLP, Boston, MA
Brandywine Global Investment Management, LLC,	Russell Emerging Markets Fund
Philadelphia, PA	AllianceBernstein L.P., New York, NY
Columbus Circle Investors, Stamford, CT	Consillium Investment Management, LLC, Fort Lauderdale,
Jacobs Levy Equity Management, Inc., Florham Park, NJ	FL
Suffolk Capital Management, LLC, New York, NY	Delaware Management Company, a Series of Delaware
Sustainable Growth Advisers, LP, Stamford, CT	Management Business Trust, Philadelphia, PA
Russell U.S. Defensive Equity Fund	Genesis Asset Managers, LLP, Guernsey, Channel Islands
Coho Partners, Ltd., Berwyn, PA	Harding Loevner LP, Bridgewater, NJ
J.P. Morgan Investment Management Inc., New York, NY	Numeric Investors LLC, Boston, MA

820 Adviser, Money Manager and Service Providers

Russell Investment Company
Russell Funds

Adviser, Money Manager and Service Providers — October 31, 2015

Oaktree Capital Management, L.P., Los Angeles, CA	Russell Tax Exempt High Yield Bond Fund
Westwood Management Corporation, Dallas, TX	Goldman Sachs Asset Management, New York, NY
Russell Tax-Managed U.S. Large Cap Fund	MacKay Shields LLC, New York, NY
Armstrong Shaw Associates Inc., New Canaan, CT	Russell Tax Exempt Bond Fund
Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX	AllianceBernstein L.P., New York, NY
J.P. Morgan Investment Management Inc., New York, NY	MacKay Shields LLC, New York, NY
MarVista Investment Partners LLC, Los Angeles, CA	Russell Commodity Strategies Fund
Sustainable Growth Advisers, LP, Stamford, CT	CoreCommodity Management, LLC, Stamford, CT
Russell Tax-Managed U.S. Mid & Small Cap Fund	Credit Suisse Asset Management, LLC, New York, NY
Chartwell Investment Partners, Berwyn, PA	Goldman Sachs Asset Management, New York, NY
Luther King Capital Management Corporation, Fort Worth,	Russell Global Infrastructure Fund
TX
Netols Asset Management Inc., Mequon, WI	Cohen & Steers Capital Management, Inc., New York, NY
Summit Creek Advisors LLC, Minneapolis, MN	Colonial First State Asset Management (Australia) Limited,
Sydney, Australia
Russell Tax-Managed International Equity Fund	Lazard Asset Management LLC, New York, NY
AllianceBernstein L.P., New York, NY	Nuveen Asset Management, LLC, Chicago, IL
Bel Air Investment Advisors, LLC, Los Angeles, CA	Russell Global Real Estate Securities Fund
Delaware Investment Fund Advisers, a Series of Delaware
Management Business Trust, Philadelphia, PA	Cohen & Steers Capital Management, Inc., New York, NY
Janus Capital Management LLC, Denver, CO	INVESCO Advisers, Inc. which acts as a money manager
Pzena Investment Management, LLC, New York, NY	to the Fund through its INVESCO Real Estate Division,
RWC Asset Advisors (US) LLC, London, United Kingdom	Dallas, TX
Morgan Stanley Investment Management Inc., New York, NY
Russell Global Opportunistic Credit Fund	Russell Multi-Strategy Alternative Fund
DDJ Capital Management LLC, Waltham, MA
Dupont Capital Management Corporation, Wilmington, DE	AQR Capital Management, LLC, Greenwich, CT
Lazard Asset Management LLC, New York, NY	Brigade Capital Management, LLC, New York, NY
Oaktree Capital Management, L.P., Los Angeles, CA	DCI, LLC, San Francisco, CA
THL Credit Advisors, LLC, Boston, MA	Omega Advisors, Inc., New York, NY
Pacific Investment Management Company LLC, Newport
Russell Strategic Bond Fund	Beach, CA
Brookfield Investment Management Inc., New York, NY	Passport Capital, LLC, San Francisco, CA
Colchester Global Investors Limited, London, United	TCW/Scoggin LLC, Los Angeles, CA
Kingdom	The Cambridge Strategy (Asset Mgmt) Limited, London,
Logan Circle Partners, L.P., Philadelphia, PA	United Kingdom
Macro Currency Group — an investment group within	Russell Multi-Strategy Income Fund
Principal Global Investors LLC, Des Moines, IA*
Metropolitan West Asset Management, LLC, Los Angeles, CA	Cohen & Steers Capital Management, Inc., New York, NY
Scout Investments, Inc, Kansas City, MO	DDJ Capital Management LLC, Waltham, MA
Wellington Management Company, LLP, Boston, MA	Epoch Investment Partners, Inc., New York, NY
Janus Capital Management LLC, Denver, CO
Russell Investment Grade Bond Fund	Lazard Asset Management LLC, New York, NY
Logan Circle Partners, L.P., Philadelphia, PA	Loomis, Sayles & Company, L.P., Boston, MA
Loomis, Sayles & Company, L.P., Boston, MA	THL Credit Advisors, LLC, Boston, MA
Macro Currency Group — an investment group within	*Principal Global Investors LLC is the asset management arm of the Principal
Principal Global Investors LLC, Des Moines, IA*	Financial Group® (The Principal®), which includes various member com-
Metropolitan West Asset Management, LLC, Los Angeles, CA	panies including Principal Global Investors, LLC, Principal Global Investors
Neuberger Berman Fixed Income LLC, Chicago, IL	(Europe) Limited, and others. The Macro Currency Group is the specialist cur-
Russell Short Duration Bond Fund	rency investment group within Principal Global Investors. Where used herein,
Logan Circle Partners, L.P., Philadelphia, PA	Macro Currency Group means Principal Global Investors, LLC.
Scout Investments, Inc, Kansas City, MO

THL Credit Advisors, LLC, Boston, MA	Note: Select U.S. Equity, Select International Equity and Russell Strategic Call
Overwriting Funds are directly managed by RIMCo.

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by
Prospectus, which includes details as to offering price and other material information.

Adviser, Money Manager and Service Providers 821

2015 ANNUAL REPORT

LifePoints® Funds

OCTOBER 31, 2015

Russell Investment
Company

Russell Investment Company is a
series investment company with
41 different investment portfolios
referred to as Funds. These
financial statements report on 14
of these Funds.

Russell Investment Company

LifePoints® Funds

Annual Report

October 31, 2015

Table of Contents

Russell Investment Company - LifePoints® Funds.

Copyright © Russell Investments 2015. All rights reserved.

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Fund objectives, risks, charges and expenses should be carefully considered before in-
vesting. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell
Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

Fellow Shareholders,

The redeeming aspect of this year’s market volatility is its underscoring the importance of shareholders having solid, long-
term financial plans, realistic goals, and regular check-ins with personal financial advisors to collaborate on how best to achieve the outcomes that matter most to shareholders. Understanding these outcomes and the tools we need to reach them remains a central focus at Russell Investments.

Staying steady in stormy markets is vital – we see more volatility ahead.

After strong U.S. equity performance in 2014, markets experienced muted returns in 2015. The broad-based Russell 3000®
Index was up 2.02% year-to-date as of October 31, 2015, and its one-year total return as of October 31, 2015 was 4.49%.

Markets collectively sought guidance from a cautious U.S. Federal Reserve (the “Fed”) regarding the timing of the initial interest rate increase. It’s hard to believe the last time the Fed increased the Fed Funds rate was June 2006 – more than nine years ago. Trying to anticipate the initial rate increase and related market impacts was a primary driver of both equity and fixed income returns, not only in the U.S., but globally as well.

The ‘abundance of caution’ evidenced by the Fed mirrored central bank sentiment worldwide to protect the fragility of the hard fought, lengthy, and mainly tepid recovery from the global financial crisis.

The European Central Bank expanded their Quantitative Easing (QE) Program throughout the year as they maintained their contribution to positive economic growth. This stimulus coupled with the anticipation of increasing interest rates in the U.S. contributed to the strengthening U.S. dollar. Additionally in August, China made an unexpected devaluation of its currency to project recalibrated and more modest growth expectations.

U.S. unemployment decreased throughout the fiscal year, from 5.7% in October 2014 to 5.0% at the end of October 2015 and the annual inflation rate was 0.2% as of October 2015. As of this writing, U.S. unemployment claims are at the lowest point in 40 years. The U.S. economy has led the world out of the recession. As it approaches a more mature stage in its economic cycle, our belief in the primacy of global diversification deepens.

The following pages provide additional insights on the markets and the performance of Russell Investments mutual funds for the fiscal year ending October 31, 2015.

Thank you for your continued trust. All of us at Russell Investments appreciate our duties to help you achieve financial security.

Best regards,

Sandra Cavanaugh

CEO, U.S. Private Client Services

To Our Shareholders 3

Russell Investment Company

Market Summary as of October 31, 2015 (Unaudited)

U.S. Equity Markets
Broadly measured by the Russell 3000® Index, U.S. stocks returned 4.49% for the one year period which is the seventh straight fiscal year ending October 31st that the Russell 3000® Index has finished with a positive absolute return. The
Russell 3000® Index finished with a positive absolute return in seven of the fiscal year’s twelve months.

Within U.S. large capitalization stocks, the Russell 1000® Growth Index outperformed the Russell 1000® Value Index by
8.65% over the fiscal year, as stocks with lower valuations (lower price-to-book, price-to-earnings and price-to-cash flow ratios) lagged significantly. In addition, high dividend yield stocks trailed the broader market. Factors that were rewarded during the fiscal year included lower earnings variability and high forecasted growth. From a sector perspective, consumer discretionary outperformed the Russell 1000® Index by over 11% and energy trailed the Russell 1000® Index by over 25%.
Similarly, within U.S. small capitalization stocks, the Russell 2000® Growth Index outperformed the Russell 2000® Value
Index. The fiscal year was led by larger capitalization stocks as the Russell Top 200® Index returned 5.75% compared with the Russell Midcap® Index and the Russell 2000® Index, which returned 2.77% and 0.34%, respectively. Defensive stocks outperformed dynamic stocks across all market capitalization tiers.

Toward the end of calendar year 2014, the U.S. equity market performed well as the Russell 3000® Index returned 2.42%
in November and was approximately flat in December. Declining oil prices briefly threatened the rally in early December as investors were concerned over the potential ripple effects of excess supply and associated falling prices. Given the Fed ended its quantitative easing program in October, the Fed’s December policy statement was at the forefront of investors’
minds. In December, the central bank stated that it would be “patient” in judging when to start raising interest rates, rather than keeping them low for a “considerable time” as had been previously reported. Investors interpreted this change of language as a sign of central bank confidence in the strength of the U.S. economy, but it also was clear that multiple months without rate increases were still ahead.

In January 2015, U.S. equities got off to a rocky start with broadly disappointing corporate earnings, mixed economic data and volatile oil prices weighing on investor sentiment. One of the more disappointing pieces of macro-economic data was fourth-quarter gross domestic product (“GDP”) growth coming in at an annualized rate of 2.2%, which marked both a big drop from the third-quarter figure (5.0%) and was a shortfall on consensus forecasts. Considering all data inputs, investors sought areas of the market with more perceived safety and yield, causing interest rate sensitive stocks, specifically real estate investment trusts (“REITs”) and utilities to be significantly bid up in January. In February, there was an unwinding of some of those same interest rate sensitive valuations in the market, most notably within electric utilities. The information about January non-farm payroll growth, which was released in early February, helped to spur a risk-on equity rally as the Russell 3000® Index finished up 5.79% in February. While the word “patient” with regard to the normalization of U.S. monetary policy was removed from Fed chair Yellen’s statement in March, Yellen declared that this did not mean that the central bank was becoming “impatient.” The central bank chair emphasized that any interest-rate decision remained dependent on “further improvement in the labor market” and on the committee becoming “reasonably confident” of increases in inflation toward its 2.0% target.

The Russell 3000® Index edged up 0.14% from April through June, with a sell-off at the end of the period reversing most of April and May’s gains. Severe winter weather and labor disruptions at major ports had caused a pause in U.S. economic activity in the early part of 2015, however the contraction was less severe than originally reported with the final first-
quarter GDP estimate upwardly revised to -0.2% annualized from -0.7% annualized due to better personal consumption figures. The period ended with uncertainty over another potential Greek bailout dominating the headlines which in part, contributed to the selloff in equities in June.

During the third quarter, the Russell 3000® Index declined 7.25%. The severe selloff in U.S. and global equity markets was driven in part by China’s currency devaluation and concerns over slowing global economic growth. Heightened levels

4 Market Summary

Russell Investment Company

Market Summary as of October 31, 2015, continued — (Unaudited)

of market volatility led defensive stocks to outperform dynamic stocks at all market capitalization levels. In the Fed’s
September meeting, a decision was made to keep interest rates unchanged. Chair Yellen stated that, despite recent international developments, domestically “the economy has been performing well, and we expect it to continue to do
so.” At the time, second-quarter GDP growth had been revised upwards to 3.7%, and was later revised higher to 3.9%.
Unemployment declined to 5.1% for August, its lowest level in seven years, assisted by a decline in the participation rate.
However, non-farm payroll growth missed expectations at 173,000 in August, following upwardly revised readings for June
245,000 and July 223,000.

In October, there was a large equity rally that followed the selloffs in both August and September as the Russell 3000®
Index returned 7.90%. Larger capitalization was rewarded during the month as the Russell Top 50 Index returned 9.77%
compared with the Russell 1000® Index, Russell Midcap® Index and the Russell 2000® Index, which returned 8.09%,
6.20% and 5.63%, respectively. Within all market capitalization tiers, dynamic stocks led defensive stocks. More dynamic cyclical sectors led the way in October as both materials & processing and energy outperformed the Russell 1000® Index by 4.20% and 3.35%, respectively. On the other hand, the utilities sector underperformed the Russell 1000® Index by
4.32%, which was in contrast to strong performance in August and September.

Non-U.S. Developed Equity Markets
For the fiscal year ended October 31, 2015, the non-U.S. equity market, as measured by the Russell Developed ex-U.S.
Large Cap Index (the “Index”), was down 1.36%.

After a strong first half of the period, which saw the Index return 6.25%, the second half the period experienced a large sell-
off during which the Index dropped by 7.0%. The major market drivers for non-U.S. markets during the fiscal year were a sell-off in China and uncertainty around the possibility of a Fed interest rate hike. In August 2015, the Chinese government and the People’s Bank of China attempted to stem equity market losses and shore up confidence in the economy by devaluing the Renminbi. This action could not contain the market turmoil, which in turn drove major emerging markets and currencies lower. In the U.S., despite uncertainty around the timing of a Fed rate hike, investors remained positive on the economy due to relative recovery in macro-economic trends.

Japan was the stand out market over the period, while Europe also outperformed though more modestly. Both benefited from accommodative policies and cheaper valuations. Slightly better than expected earnings results in Europe, coupled with the
European Central Bank’s willingness to continue with quantitative easing and the renewed bailout deal with Greece during the second part of the fiscal year, brought a degree of harmony in Europe. High levels of central bank liquidity leading to ultra-low returns on bonds pushed investors towards equities in Japan. Broadly, performance in commodity heavy economies like Canada and Australia lagged significantly due to a demand slowdown, particularly from China.

Commodity driven sectors, particularly energy and materials, were the worst hit in the fiscal year ended October 31, 2015 as oil prices tumbled to the lowest levels since 2009 and a demand slowdown in emerging markets caused commodity prices to plunge significantly. Defensive sectors, led by consumer staples, held up well as uncertainty about global economic growth prevailed for most of the fiscal year.

In terms of factor returns, growth significantly outperformed value and small/mid-capitalization stocks modestly outperformed large capitalization stocks during the fiscal year. Stocks with lower leverage held up well amid the market volatility. Return spreads in other factors were not significant during the period.

Emerging Markets
The Russell Emerging Markets Index, as measured in U.S. dollar terms (the “Index”) lost 13.6% over the fiscal year ended
October 31, 2015. In what was a difficult year for the emerging markets asset class, macroeconomic events continued to impact emerging market equities against a backdrop of interest rate uncertainty and geopolitical headwinds.

Market Summary 5

Russell Investment Company

Market Summary as of October 31, 2015, continued — (Unaudited)

In November and December of 2014, the Index declined 5.8%. The bulk of this sell-off came in December. Russia underperformed due to factors such as decreased oil prices and Western sanctions. The fall in the price of oil was also negative for emerging markets such as Brazil and Malaysia. In contrast, it was beneficial for emerging countries such as
Turkey. In addition, Greece was a significant laggard over the period driven by the rise in popularity of the far-left, anti-
austerity Syriza party. More positively, Chinese markets gained, driven by financials. The country’s stock market continued
to rise significantly after investors became convinced that the Chinese government would implement even more aggressive stimulus measures.

In the first quarter of 2015, emerging markets made a positive start to the year, with the Index returning 2.1%. The prospect of sustained loose central bank policy outside the U.S. was a tailwind to emerging markets. In addition, the
Fed’s increased flexibility regarding the timing of an interest rate rise helped sustain a lower rate outlook in the U.S.
which, in turn, helped to increase investor appetite for riskier emerging markets investments. In contrast, dollar strength negatively impacted several countries’ returns, with considerable disparity between them. Asia was the best-performing region. Chinese markets had another strong quarter, ending 5.6% higher as measured by the Index. India was up 5.3%
for the quarter despite slipping in March. Buoyed by the country’s improving prospects, including cheaper oil improving the country’s balance of payments, India’s central bank twice unexpectedly cut interest rates. Rate-cutting also helped
South Korea’s market outperform (5.0%), while Taiwan (4.0%), Thailand (2.1%) and Indonesia (1.3%) also ended in positive territory. Meanwhile, Russia went from being the Index’s worst-performer in the fourth quarter of 2014 to the best-
performing country. The market climbed 20.6%, predominantly driven by a rebound in the rouble, while less volatility in oil prices and a ceasefire agreement in Ukraine also aided market sentiment. In contrast, Greece slumped 21.5% over a volatile quarter. Debt repayment negotiations between the newly-elected Syriza government and “troika” of the European
Union, the European Central Bank and the International Monetary Fund wildly fluctuated. Brazil maintained its slide with a further 15.2% fall as the real continued to plummet. Within the Index, the health care sector recorded the highest gains.
The energy sector rebounded, while utilities ended behind its sector counterparts.

In the second quarter of 2015, the Index returned 1.7%. A weakening of the U.S. dollar and the sustained equity rally in
China drove a significantly strong start. However, the Chinese equity surge sharply reversed towards the end of the quarter which weighed on the broader Index. Additionally, positive U.S. economic data and Fed statements strengthened the case for at least one U.S. interest rate rise later this year, which dampened investor appetite for riskier emerging markets investments. China (8.1%) remained one of the strongest performing regions over the quarter despite experiencing erratic movements in the latter part of the period. The increase was a contrast to the country’s disappointing economic data.
Notably, urban investment, retail sales and industrial output data was weak while consumer price inflation moved further away from the central bank’s target. Russia (8.0%), Brazil (6.3%), Greece (6.0%) and Colombia (3.6%) were other notable countries that outperformed despite also experiencing sharp sell-offs during the quarter. The rouble, real and euro all appreciated against the U.S. dollar. Select Asian markets were the worst performers over the quarter, with Indonesia being the worst performing country within the Index (-14.1%) despite gaining ground in June. In Indonesia, exports continued
to disappoint while first-quarter gross domestic product (“GDP”) also missed estimates. Malaysia slipped 7.2% as exports contracted more steeply than expected. Thailand declined 3.4% as the country remained in deflation. Meanwhile in India
(-3.1%), the central bank cut its lending rate as expected to 7.25% in an effort to increase investment. South Korea marginally underperformed the Index return (-0.3%) as trade numbers remained negative. Taiwan finished flat with the benchmark (0.1%). Within the Index, the energy and health care sectors outperformed. Technology was the only sector to decline over the quarter.

In the third quarter of 2015, the Index slumped 18.1% in the worst quarter for emerging markets equities in four years.
China’s growth slowdown caused significant volatility, while the strong U.S. dollar and instability in commodity markets weighed on investor sentiment. The market sell-off slowed in September, however, as emerging markets edged slightly higher following the Fed’s decision to keep interest rates steady. China (-23.9%) dragged down the Index return despite attempts by the government and central bank to stem the sliding bear market. The PBoC twice unexpectedly lowered its

6 Market Summary

Russell Investment Company

Market Summary as of October 31, 2015, continued — (Unaudited)

currency fix against the U.S. dollar, which caused nearly all emerging markets currencies to depreciate. Investors remained concerned about a “hard landing” for the economy. Industrial production, urban investments, house prices and retail sales figures confirmed that the domestic economy continued to slow. In addition, Brazil was the weakest-performing country over the quarter, slumping 33.6% with the real falling 21.5%, as a result of factors such as the commodity sell-off, a struggling economy and political corruption. Investors were increasingly concerned about Brazil’s economic ties to China.
Elsewhere in Latin America, oil exporter Colombia slipped 22.5% and metal exporter Peru declined 26.4%. Countries with large current account deficits sold-off over the quarter, including Turkey (-19.5%), South Africa (-18.3%) and, to a lesser extent, Indonesia (-24.8%). Mexico ended 10.9% lower. Russia (-13.2%) outperformed the broader Index return despite a
15.7% depreciation of the ruble over the period. In South Korea (-11.8%), second-quarter GDP slowed over the previous quarter. In Thailand (-15.9%), inflation continued to decline. In Taiwan (-16.5%), a growth slowdown and weak price pressures forced the central bank to unexpectedly cut interest rates to 1.75%. Malaysia decreased 17.5% as the ringgit depreciated 14.6% against the U.S. dollar. Eastern Europe was the best-performing region, including the Czech Republic
(-2.7%), Hungary (-3.6%) and Poland (-9.4%). All sectors declined in absolute terms. On a relative basis, financials and energy lagged behind, while safer haven sectors including consumer staples outperformed.

October of 2015 proved to be beneficial with the Index up 7.9%. The sell-off in the third quarter, driven by China concerns, reversed course. China’s economy reported an expansion as services grew and GDP was slightly higher than expected. In addition, a number of companies posted positive earnings surprises bringing up the asset class. Net inflows into emerging markets also turned positive with a large number of investors returning. In addition, steady U.S. interest rates added an element of much-needed stability to the investment environment.

U.S./Global Fixed Income Markets
The fiscal year ended October 31, 2015 was characterized by slowing global growth and commodity price weakness.
Overall, this was modestly positive for fixed income assets, as yields fell, particularly among sovereign bonds. On the other hand, credit sectors, primarily within the U.S., were challenged in this environment. Corporate bonds saw the largest drawdowns as sharply reduced commodity prices (oil in particular), weakening earnings growth and elevated new issuance weighed on returns. A key indicator of global fixed income performance, the Barclays Global Aggregate Index, returned
3.07% for the fiscal year, in U.S. dollar -hedged terms, as yields fell modestly and spreads widened during a fiscal year where growth fell somewhat short of expectations.

Regionally, Europe outperformed the U.S., bolstered by the launch of a relatively aggressive quantitative easing program and generally lower exposure to commodity-related sectors, particularly energy. The Barclays Pan-European Aggregate
Index returned 5.56% during the period (in U.S. dollar -hedged terms), led by Swiss and northern European sovereigns, reflecting more accommodative central bank policy, pervasive low inflation/deflation in the region and the economies’ “safe haven” status. The U.S., in comparison, returned 1.96% during the fiscal year as measured by the Barclays Aggregate
Index as U.S. Treasury yields fell less sharply and U.S. corporate credit underperformed European corporate credit, largely due to greater exposure to falling commodity prices. Australian and New Zealand bonds generally outperformed other developed markets, as both central banks eased monetary policy amid a slowdown in China and falling commodity prices.

In the U.S., economic data remained broadly positive, with solid nonfarm payroll gains and a steady decline in the unemployment rate to just above 5.00% by fiscal year-end, near long-term lows. Gross domestic product growth slowed modestly from earlier in the recovery, but held in around the 1.50%-2.50% range, on average, during the fiscal year. On the other hand, inflation and wage growth came in weak, driven partially by sharply lower commodity prices (including a 58%
drop in oil prices during the first quarter of the fiscal year). Combined with global growth headwinds, these were significant contributors to the Fed’s decisions, in successive meetings, not to raise interest rates. This pushing out of rate hike timing expectations drove yields lower during the period, bolstering U.S. Treasury returns.

Market Summary 7

Russell Investment Company

Market Summary as of October 31, 2015, continued — (Unaudited)

In Europe, uncertainty over the future of Greece’s debt position and potential bailout captured headline risk and drove market volatility during the first half of the fiscal year. This, combined with the European Central Bank’s launch of an unexpectedly aggressive quantitative easing program, saw yields among “core” European sovereign bonds fall markedly.
Peripheral spreads also tightened later on as a Greek bailout agreement was eventually reached. As European growth and inflation turned more positive (albeit still weak) in the second half of the fiscal year, yields came back slightly, but remained well below their levels at the beginning of the fiscal year.

Emerging markets experienced a meaningful, and relatively broad-based, slowdown in growth during the fiscal year, contributing to the sharp decline in commodity prices. China and Brazil were most notable. A slowdown in China’s manufacturing and trade sectors rattled markets despite successive moves to ease monetary policy and credit conditions.
In Brazil, growth continued to disappoint, as it has for the past few years, contracting by 2.60% in the second calendar quarter of 2015, and with a quickly deteriorating fiscal position and accelerating inflation.

Strong new issuance volumes characterized most credit sectors, particularly in the U.S., over the fiscal year, in both corporate and securitized markets. Overall, corporate credit detracted globally (the Barclays Global Aggregate Corporate
Index returned 1.75% below equivalent-duration U.S. Treasuries), particularly among industrials, and namely commodity-
related industries, primarily within the U.S. Securitized assets also underperformed U.S. Treasuries in aggregate (the
Barclays Global Aggregate Securitized Index returned 0.32% below equivalent-duration U.S. Treasuries), as mortgage-
backed securities were held back by lackluster housing data and slowing institutional demand.

High yield corporate credit was among the worst-performing segments of the market (the Barclays Global High Yield Index returned 1.97% below equivalent-duration Treasuries), due in large part to the strong sell-off among U.S. energy companies as the price of oil fell sharply and stayed low, significantly raising the likelihood of defaults across the sector. Emerging market (EM) debt underperformed developed markets (the Barclays EM Hard Currency Aggregate Index underperformed equivalent-duration U.S. Treasuries by 2.74%) as growth disappointed, particularly in key markets China and Brazil. Local currency EM bonds (those issued in the issuing country’s own currency) saw much larger declines (the Barclays EM Local
Currency Government Index returned -12.42%) as currencies were hit by both the slowdown in emerging market growth and the broader U.S. Dollar rally that occurred during the fiscal year.

8 Market Summary

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Russell Investment Company
Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Conservative Strategy Fund - Class A‡			Conservative Strategy Fund - Class R5‡‡‡‡
	Total			Total
	Return			Return
1 Year	(5.64)%		1 Year	(0.03)%
5 Years	2.07	%§	5 Years	3.18	%§
10 Years	3.51	%§	10 Years	3.94	%§

Conservative Strategy Fund - Class C			Conservative Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	(0.64)%		1 Year	0.36%
5 Years	2.52	%§	5 Years	3.55	%§
10 Years	3.34	%§	10 Years	4.38	%§

Conservative Strategy Fund - Class E			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	0.12%		1 Year	1.96%
5 Years	3.30	%§	5 Years	3.03	%§
10 Years	4.12	%§	10 Years	4.72	%§

Conservative Strategy Fund - Class R1‡‡			BofA Merrill Lynch 1-3 Yr U.S. Treasuries Index***
	Total			Total
	Return			Return
1 Year	0.50%		1 Year	0.78%
5 Years	3.72	%§	5 Years	0.69	%§
10 Years	4.46	%§	10 Years	2.53	%§

Conservative Strategy Fund - Class R4‡‡‡
	Total
	Return
1 Year	0.23%
5 Years	3.45	%§
10 Years	4.19	%§

10 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Conservative Strategy Fund (the “Fund”) is a fund of funds	How did the market conditions described in the Market
that invests principally in other Russell Investment Company	Summary report affect the Fund’s performance?
mutual funds (the “Underlying Funds”). The Underlying Funds	The fiscal year ended October 31, 2015 was characterized by
employ a multi-manager approach whereby portions of the	slowing global growth and commodity price weakness. Overall,
Underlying Funds are allocated to different money managers.	this was modestly positive for fixed income assets, as yields fell.
Underlying Fund assets not allocated to money managers	However, the Fund’s exposure to the fixed income asset class had
are managed by Russell Investment Management Company	a modestly negative effect on benchmark-relative performance
(“RIMCo”), the Fund’s and Underlying Funds’ advisor. RIMCo,	due to the Fund’s allocation to the Russell Global Opportunistic
as the Underlying Funds’ advisor, may change the allocation of	Credit Fund and the Russell Short Duration Bond Fund. The
the Underlying Funds’ assets among money managers at any	Fund’s strategic exposure to U.S. equities and global real estate
time. An exemptive order from the Securities and Exchange	was positive, as these asset classes outperformed fixed income.
Commission (“SEC”) permits RIMCo to engage or terminate a
money manager in an Underlying Fund at any time, subject to	It was a mixed equity market for the fiscal year ending October
approval by the Underlying Fund’s Board, without a shareholder	31, 2015. U.S. stocks (as measured by the Russell 3000® Index)
vote. Pursuant to the terms of the exemptive order, an Underlying	returned 4.49% over the period, while non-U.S. equities returned
Fund is required to notify its shareholders within 90 days of when	-1.36% (as measured by the Russell Developed ex-U.S. Large Cap®
a money manager begins providing services.	Index) and emerging markets returned -13.58% (as measured by the Russell Emerging Markets Index). The underperformance of
What is the Fund’s investment objective?	non-U.S. equities versus fixed income was a key negative driver
TheFundseekstoprovidecurrentincomeandcapitalpreservation,	to the Fund’s benchmark-relative performance, as fixed income
and as a secondary objective, long term capital appreciation.	markets finished at 1.96% for the fiscal year as measured by the
Fund’s benchmark.
How did the Fund perform relative to its benchmark for the
fiscal year ended October 31, 2015?	Within alternative strategies, commodities exposure had the
For the fiscal year ended October 31, 2015, the Fund’s Class A,	largest negative impact on the Fund, as the asset class (as
Class E, Class R1, Class R4 and Class S Shares gained 0.11%,	measured by the Bloomberg Commodity Index Total Return) lost
0.12%, 0.50%, 0.23%, and 0.36%, respectively and the Fund’s	25.72% during the period, significantly underperforming fixed
Class C and Class R5 shares lost 0.64% and 0.03%, respectively.	income. Global REITs and listed infrastructure (as represented by
This is compared to the Fund’s primary benchmark, the Barclays	the FTSE EPRA/NAREIT Developed Real Estate Index (Net) and
U.S. Aggregate Bond Index, which gained 1.96% during the same	S&P Global Infrastructure Index (Net)) finished the fiscal year up
period. The Fund’s performance includes operating expenses,	2.68% and down 6.29% respectively. REITs outperformed fixed
whereas index returns are unmanaged and do not include	income markets, which was beneficial to the Fund’s performance
expenses of any kind.	through its allocation to the Russell Global Real Estate Securities
Fund. Infrastructure underperformed fixed income, which
For the fiscal year ended October 31, 2015, the Morningstar®	negatively impacted the Fund through its allocation to the Russell
Conservative Allocation, a group of funds that Morningstar	Global Infrastructure Fund.
considers to have investment strategies similar to those of the
Fund, lost 0.77%. This result serves as a peer comparison and is	How did the investment strategies and techniques employed
expressed net of operating expenses.	by the Fund and the Underlying Funds affect the Fund’s
The Fund underperformed the Barclays U.S. Aggregate Bond	performance?
Index for the year. The Fund’s strategic allocation to non-U.S.	The Fund is a fund of funds and its performance is based on
equity Underlying Funds negatively impacted benchmark-relative	RIMCo’s strategic asset allocations and the performance of the
performance, with the Fund’s allocation to the Russell Emerging	Underlying Funds in which the Fund invests.
Markets Fund and Select International Equity Fund having the	The Fund’s strategic allocation to fixed income Underlying
largest detrimental impact. Benchmark-relative performance	Funds generally had a negative impact on its benchmark-relative
was aided by the Fund’s mix of out-of-benchmark allocations	performance. Allocations to the Russell Global Opportunistic
to U.S. equity and global real estate Underlying Funds, which	Credit Fund and Russell Short Duration Bond Fund detracted, as
outperformed fixed income Underlying Funds during the period.	these Underlying Funds underperformed the Fund’s benchmark.
From an active management perspective, the Russell Global
Opportunistic Credit Fund underperformed its benchmark largely because of an ex-benchmark allocation to local currency emerging

Conservative Strategy Fund 11

Russell Investment Company
Conservative Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

market debt and the associated currency risk as the U.S. dollar	commodities and global infrastructure underperformed the
appreciated strongly versus emerging market currencies. The	Fund’s benchmark. From an active management standpoint,
Russell Short Duration Bond Fund underperformed its benchmark	performance of these Underlying Funds was mixed. The Russell
due mostly to ex-benchmark corporate credit exposure, as this	Global Infrastructure Fund and the Russell Global Real Estate
sector saw the largest drawdowns during the period. Allocations	Securities Fund outperformed their respective benchmarks
to the Russell Strategic Bond Fund and Russell Investment Grade	throughout the fiscal year while the Russell Commodity
Bond Fund were slightly positive from a benchmark-relative	Strategies Fund underperformed its benchmark through May 1,
perspective. While both Funds were negatively impacted by their	2015, when it was removed as an Underlying Fund. The Russell
overweight to credit, currency positioning drove excess return.	Global Infrastructure Fund and the Russell Global Real Estate
With respect to the Fund’s global equity exposure, the Fund’s	Securities Fund both benefited from strong stock selection by
strategic allocation to the Russell International Developed	underlying money managers. The Russell Commodity Strategies
Markets Fund and the Russell Global Equity Fund through	Fund underperformed its benchmark due largely to exposure to
May 1, 2015 positively impacted the Fund’s benchmark-relative	the energy sector.
performance, while its allocation to the Russell Emerging	The Fund’s strategic allocation to the Russell Multi-Strategy
Markets Fund detracted. The Russell International Developed	Income Fund, a multi-asset Fund with allocations to diversified
Markets Fund outperformed its benchmark due to underweights	fixed income, equities and real assets, negatively impacted
to Asia Pacific ex-Japan and Canada and the materials and	Fund performance as this Underlying Fund underperformed the
energy sectors, which were the worst hit regions and sectors in the	Fund’s fixed income benchmark. While diversification within
period. An underweight to energy and an overweight to consumer	its fixed income allocation benefited the Russell Multi-Strategy
discretionary in the Russell Global Equity Fund contributed to	Income Fund, out-of-benchmark exposure to global equities and
positive excess return. For the Russell Emerging Markets Fund,	real assets had a negative impact and was the primary driver of
unsuccessful stock selection in China and Brazil was the main	underperformance.
driver of the Fund’s underperformance. Chinese stocks fell sharply
and broader emerging markets also lost significant value during	Describe any changes to the Fund’s structure or allocation
the period due to growth concerns. The Select International Equity	to the Underlying Funds.
Fund replaced the Russell International Developed Markets Fund	RIMCo has the discretion to vary the Fund’s actual allocation from
on May 1, 2015, and a valuation bias in this Underlying Fund led	the target strategic asset allocation by up to +/- 5% at the equity,
to benchmark-relative underperformance as lower price-to-book	fixed income or alternative category level based on RIMCo’s
stocks strongly underperformed.	capital markets research. RIMCo’s asset allocation modifications benefited the Fund’s performance relative to the Fund’s long-term
The Fund’s strategic allocation to U.S. large cap equity Underlying	strategic allocation.
Funds benefited the Fund’s benchmark-relative performance, as
broad U.S. equities outperformed core fixed income during the	Entering the fiscal year, relative to the target strategic asset
period. However, most of the large cap U.S. equity Underlying	allocation, the Fund had a broad overweight to equity Underlying
Funds underperformed their respective U.S. equity market	Funds, an underweight to alternative Underlying Funds, and an
segment as represented by their respective primary benchmark.	overweight to the Russell Short Duration Bond Fund. Overall
From an active management perspective, the Russell U.S. Core	positioning was based on a cautious outlook for commodities
Equity Fund (an Underlying Fund through May 1, 2015) and the	and anticipated rise in interest rates, which could negatively
Select U.S. Equity Fund (added as an Underlying Fund on May	impact interest rate sensitive securities such as REITs and longer
1, 2015) both underperformed the Russell 1000® Index due to	duration fixed income.
an underweight to growth stocks, which outperformed during the	On May 1, 2015, RIMCo implemented a new target strategic asset
period. In addition, the Fund’s strategic allocation to the Russell	allocation that replaced the Russell U.S. Core Equity Fund with the
U.S. Small Cap Equity Fund (an Underlying Fund through May	Select U.S. Equity Fund and the Russell International Developed
1, 2015) also detracted from the Fund’s benchmark-relative	Markets Fund with the Select International Equity Fund. The
performance, as U.S. small cap equity generally underperformed	Fund’s target strategic asset allocation to various Underlying
core fixed income and the Underlying Fund underperformed its	Funds was modified. In addition to replacing certain Underlying
Russell 2000® Index benchmark due to an overweight to micro-	Funds, the strategic allocations to the Russell U.S. Small Cap
capitalization stocks which underperformed during the period.	Equity Fund, Russell Global Equity Fund, Russell Commodity
The Fund’s strategic allocation to alternative Underlying Funds	Strategies Fund and Russell Multi-Strategy Alternative Fund
had a negative impact on benchmark-relative performance as	were removed. RIMCo also added the Russell Multi-Strategy

12 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

Income Fund as an Underlying Fund, which has exposure to U.S.	At the end of the fiscal year, the Fund was positioned for
and non-U.S. equities as well as other asset classes. Additionally,	rising interest rates, with an underweight to core fixed income
RIMCo added a RIMCo-managed positioning strategy at a	Underlying Funds funding an overweight to the Russell Global
2.00% weight. The addition of the positioning strategy resulted	Opportunistic Credit Fund.
in a 2.00% reduction in the Fund’s allocation to the Select U.S.
Equity Fund. The strategy had a U.S. large cap strategic exposure	The views expressed in this report reflect those of the portfolio
through the use of index futures contracts, and did not result in a	managers only through the end of the period covered by
change to the Fund’s overall U.S. equity exposure.	the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
In connection with this reallocation, RIMCo also shifted the	affiliated organization. These views are subject to change
Fund’s tactical allocations relative to the new target strategic	at any time based upon market conditions or other events,
asset allocation as follows:	and RIMCo disclaims any responsibility to update the views
- 2.00% underweight to the Russell Investment Grade Bond	contained herein. These views should not be relied on as
Fund resulting in a 2.00% overweight to the Russell Global	investment advice and, because investment decisions for
Opportunistic Credit Fund. This tactical change was intended to	a Russell Investment Company (“RIC”) Fund are based on
reduce exposure to asset classes sensitive to anticipated rising	numerous factors, should not be relied on as an indication
interest rates.	of investment decisions of any RIC Fund.

^ In preceding years, the performance of the Fund’s Class E Shares was used in the line graph, but Class S Shares are considered to be a better representation to shareholders as Class S Shares are the primary retail share class of the Fund.

* Assumes initial investment on November 1, 2005.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

*** BofA Merrill Lynch 1-3 Yr U.S. Treasuries Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on December 29, 2006.  The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S
Shares.

‡‡‡ The Fund first issued Class R4 Shares on October 1, 2014.  The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class E Shares from January 1, 2005 to March 28, 2006 and the returns of Class R2 Shares from March 29, 2006 to September 30, 2014.

‡‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014.  The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Conservative Strategy Fund 13

Russell Investment Company
Conservative Strategy Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$982.50	$1,022.43
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$2.75	$2.80

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$978.60	$1,018.65
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$6.48	$6.61
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.30%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$982.50	$1,022.43
	Expenses Paid During Period*	$2.75	$2.80

* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

14 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R1	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$984.50	$1,024.35
Expenses Paid During Period*	$0.85	$0.87

* Expenses are equal to the Fund's annualized expense ratio of 0.17%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$983.10	$1,023.09
Expenses Paid During Period*	$2.10	$2.14

* Expenses are equal to the Fund's annualized expense ratio of 0.42%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$981.90	$1,021.83
Expenses Paid During Period*	$3.35	$3.41

* Expenses are equal to the Fund's annualized expense ratio of 0.67%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$983.90	$1,023.69
Expenses Paid During Period*	$1.50	$1.53

* Expenses are equal to the Fund's annualized expense ratio of 0.30%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Conservative Strategy Fund 15

Russell Investment Company
Conservative Strategy Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 97.8%
Alternative - 7.9%
Russell Global Infrastructure Fund Class Y	1,501,420		17,176
Russell Global Real Estate Securities Fund Class Y	449,758		17,266
			34,442

Domestic Equities - 5.0%
Russell U.S. Defensive Equity Fund Class Y	136,912		6,538
Russell U.S. Dynamic Equity Fund Class Y	577,982		6,566
Select U.S. Equity Fund Class Y	813,039		8,731
			21,835

Fixed Income - 57.9%
Russell Global Opportunistic Credit Fund Class Y	950,471		8,687
Russell Investment Grade Bond Fund Class Y	1,949,866		43,326
Russell Short Duration Bond Fund Class Y	5,227,375		99,896
Russell Strategic Bond Fund Class Y	9,119,710		99,679
			251,588

International Equities - 4.0%
Russell Emerging Markets Fund Class Y	564,072		8,596
Select International Equity Fund Class Y	948,964		8,664
			17,260

Specialty - 23.0%
Russell Multi-Strategy Income Fund Class Y	10,483,852		100,016

Total Investments in Russell Affiliated Mutual Funds
(cost $410,029)			425,141

Short-Term Investments - 2.0%
Russell U.S. Cash Management Fund	8,871,817	(8)	8,872
Total Short-Term Investments
(cost $8,872)			8,872

Total Investments 99.8%
(identified cost $418,901)			434,013

Other Assets and Liabilities, Net - 0.2%			700
Net Assets - 100.0%			434,713

See accompanying notes which are an integral part of the financial statements.

16 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of			Notional	Expiration	(Depreciation)
		Contracts			Amount	Date	$
Long Positions
Russell 1000 Index Mini Futures			2	USD	230	12/15	12
S&P 500 E-Mini Index Futures			40	USD	4,148	12/15	259
S&P Mid 400 E-Mini Index Futures			3	USD	432	12/15	10
Short Positions
MSCI EAFE Mini Index Futures			22	USD	1,933	12/15	(51)
MSCI Emerging Markets Mini Index Futures			14	USD	590	12/15	(30)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							200

Options Written
Amounts in thousands (except contract amounts)

Transactions in options written contracts for the period ended October 31, 2015 were as follows:
		Number of			Premiums
			Contracts		Received
Outstanding October 31, 2014				—	$—
Opened				49	122
Closed				(49)	(122)
Expired				—	—
Outstanding October 31, 2015				—	$—

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
State Street	USD	349		AUD	492	11/06/15	1
State Street	USD	490		CAD	645	11/06/15	3
State Street	USD	531		CHF	525	11/06/15	—
State Street	USD	1,876		EUR	1,703	11/06/15	(3)
State Street	USD	1,114		GBP	726	11/06/15	5
State Street	USD	148		HKD	1,146	11/06/15	—
State Street	USD	1,145		JPY	138,077	11/06/15	(1)
State Street	USD	190		SEK	1,622	11/06/15	(1)
State Street	USD	70		SGD	98	11/06/15	—
State Street	AUD	1,011		USD	710	11/06/15	(11)
State Street	AUD	492		USD	348	12/07/15	(1)
State Street	CAD	1,314		USD	980	11/06/15	(25)
State Street	CAD	645		USD	490	12/07/15	(3)
State Street	CHF	1,052		USD	1,081	11/06/15	17
State Street	CHF	525		USD	531	12/07/15	(1)
State Street	EUR	3,456		USD	3,876	11/06/15	76
State Street	EUR	1,703		USD	1,877	12/07/15	3
State Street	GBP	1,448		USD	2,199	11/06/15	(33)
State Street	GBP	726		USD	1,114	12/07/15	(5)
State Street	HKD	2,259		USD	291	11/06/15	—
State Street	HKD	1,146		USD	148	12/07/15	—
State Street	JPY	296,510		USD	2,466	11/06/15	9
State Street	JPY	138,077		USD	1,146	12/07/15	1
State Street	SEK	3,340		USD	398	11/06/15	7
State Street	SEK	1,622		USD	191	12/07/15	1
State Street	SGD	197		USD	138	11/06/15	(2)
State Street	SGD	98		USD	70	12/07/15	—
UBS	USD	20		AUD	28	11/06/15	—
UBS	USD	349		AUD	492	11/06/15	2
UBS	USD	18		CAD	24	11/06/15	—
UBS	USD	490		CAD	645	11/06/15	4

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 17

Russell Investment Company
Conservative Strategy Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
UBS	USD	2	CHF	2	11/06/15	—
UBS	USD	530	CHF	525	11/06/15	1
UBS	USD	56	EUR	50	11/06/15	(1)
UBS	USD	1,875	EUR	1,703	11/06/15	(3)
UBS	USD	1,114	GBP	726	11/06/15	5
UBS	USD	148	HKD	1,146	11/06/15	—
UBS	USD	170	JPY	20,356	11/06/15	(2)
UBS	USD	1,144	JPY	138,077	11/06/15	—
UBS	USD	12	SEK	96	11/06/15	—
UBS	USD	191	SEK	1,622	11/06/15	(1)
UBS	USD	1	SGD	1	11/06/15	—
UBS	USD	70	SGD	98	11/06/15	—
UBS	AUD	492	USD	348	12/07/15	(2)
UBS	CAD	645	USD	489	12/07/15	(4)
UBS	CHF	525	USD	531	12/07/15	(1)
UBS	EUR	1,703	USD	1,876	12/07/15	3
UBS	GBP	4	USD	6	11/06/15	—
UBS	GBP	726	USD	1,114	12/07/15	(5)
UBS	HKD	33	USD	4	11/06/15	—
UBS	HKD	1,146	USD	148	12/07/15	—
UBS	JPY	138,077	USD	1,145	12/07/15	—
UBS	SEK	1,622	USD	191	12/07/15	1
UBS	SGD	98	USD	70	12/07/15	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						34

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2		Level 3	Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$425,141	$—		$—	$425,141	97.8
Short-Term Investments	—	8,872		—	8,872	2.0
Total Investments	425,141	8,872		—	434,013	99.8
Other Assets and Liabilities, Net						0.2
						100.0
Other Financial Instruments
Futures Contracts	200	—		—	200	—*
Foreign Currency Exchange Contracts	6	28		—	34	—*
Total Other Financial Instruments**	$206	$28		$—	$234

* Less than .05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

18 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$139
Variation margin on futures contracts*	281	—
Total	$281	$139

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$81	$—
Unrealized depreciation on foreign currency exchange contracts	—	105
Total	$81	$105
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments**	$(91)	$—
Futures contracts	9	—
Options written	(65)	—
Foreign currency-related transactions***	—	258
Total	$(147)	$258

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$200	$—
Foreign currency-related transactions****	—	34
Total	$200	$34
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
***	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
****	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 19

Russell Investment Company
Conservative Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$139	$—	$139
Futures Contracts	Variation margin on futures contracts	4	—	4
Total Financial and Derivative Assets		143	—	143
Financial and Derivative Assets not subject to a netting agreement		(15)	—	(15)
Total Financial and Derivative Assets subject to a netting agreement		$128	$—	$128

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
State Street	113	$82	$—	$31
UBS	15	15	—	—
Total	$128	$97	$—	$31

See accompanying notes which are an integral part of the financial statements.

20 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$21	$—	$21
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	105	—	105
Total Financial and Derivative Liabilities		126	—	126
Financial and Derivative Liabilities not subject to a netting agreement		(26)	—	(26)
Total Financial and Derivative Liabilities subject to a netting agreement		$100	$—	$100

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
State Street	82	$82	$ —	$—
UBS	18	15	—	3
Total	$100	$97	$ —	$3

^ Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 21

Russell Investment Company
Conservative Strategy Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$418,901
Investments, at fair value(>)	434,013
Cash (restricted)(a)	1,170
Unrealized appreciation on foreign currency exchange contracts	139
Receivables:
Dividends from affiliated Russell funds	1
Investments sold	204
Fund shares sold	504
From affiliates	3
Variation margin on futures contracts	4
Total assets	436,038

Liabilities
Payables:
Investments purchased	181
Fund shares redeemed	682
Accrued fees to affiliates	277
Other accrued expenses	59
Variation margin on futures contracts	21
Unrealized depreciation on foreign currency exchange contracts	105
Total liabilities	1,325

Net Assets	$434,713

See accompanying notes which are an integral part of the financial statements.

22 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$208
Accumulated net realized gain (loss)	30,915
Unrealized appreciation (depreciation) on:
Investments	15,112
Futures contracts	200
Foreign currency-related transactions	34
Shares of beneficial interest	409
Additional paid-in capital	387,835
Net Assets	$434,713

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.65
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.30
Class A — Net assets	$106,603,014
Class A — Shares outstanding ($.01 par value)	10,007,391
Net asset value per share: Class C(#)	$10.55
Class C — Net assets	$188,011,852
Class C — Shares outstanding ($.01 par value)	17,816,555
Net asset value per share: Class E(#)	$10.70
Class E — Net assets	$17,016,690
Class E — Shares outstanding ($.01 par value)	1,590,807
Net asset value per share: Class R1(#)	$10.72
Class R1 — Net assets	$28,783,791
Class R1 — Shares outstanding ($.01 par value)	2,685,674
Net asset value per share: Class R4(#)	$10.67
Class R4 — Net assets	$16,189,218
Class R4 — Shares outstanding ($.01 par value)	1,517,610
Net asset value per share: Class R5(#)	$10.74
Class R5 — Net assets	$20,284,771
Class R5 — Shares outstanding ($.01 par value)	1,888,258
Net asset value per share: Class S(#)	$10.73
Class S — Net assets	$57,823,810
Class S — Shares outstanding ($.01 par value)	5,390,828
Amounts in thousands
(>) Investments in affiliated Russell funds	$434,013
(a) Cash Collateral for Futures	$1,170
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 23

Russell Investment Company
Conservative Strategy Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$14,904

Expenses
Advisory fees	976
Administrative fees	207
Custodian fees	36
Distribution fees - Class A	285
Distribution fees - Class C	1,511
Distribution fees - Class R5	60
Transfer agent fees - Class A	228
Transfer agent fees - Class C	403
Transfer agent fees - Class E	41
Transfer agent fees - Class R1	62
Transfer agent fees - Class R4	40
Transfer agent fees - Class R5	48
Transfer agent fees - Class S	154
Professional fees	40
Registration fees	120
Shareholder servicing fees - Class C	504
Shareholder servicing fees - Class E	50
Shareholder servicing fees - Class R4	50
Shareholder servicing fees - Class R5	60
Trustees’ fees	12
Printing fees	61
Miscellaneous	23
Expenses before reductions	4,971
Expense reductions	(1,084)
Net expenses	3,887
Net investment income (loss)	11,017

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	27,523
Futures contracts	9
Options written	(65)
Foreign currency-related transactions	258
Capital gain distributions from Underlying Funds	7,079
Net realized gain (loss)	34,804
Net change in unrealized appreciation (depreciation) on:
Investments	(46,738)
Futures contracts	200
Foreign currency-related transactions	34
Net change in unrealized appreciation (depreciation)	(46,504)
Net realized and unrealized gain (loss)	(11,700)
Net Increase (Decrease) in Net Assets from Operations	$(683)

See accompanying notes which are an integral part of the financial statements.

24 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,017	$5,472
Net realized gain (loss)	34,804	11,953
Net change in unrealized appreciation (depreciation)	(46,504)	2,655
Net increase (decrease) in net assets from operations	(683)	20,080

Distributions
From net investment income
Class A	(2,910)	(1,571)
Class C	(3,553)	(1,119)
Class E	(523)	(264)
Class R1	(908)	(635)
Class R2	—	(351)
Class R3	—	(351)
Class R4	(540)	(46)
Class R5	(584)	(30)
Class S	(2,128)	(1,196)
From net realized gain
Class A	(2,759)	(2,625)
Class C	(4,706)	(4,395)
Class E	(497)	(433)
Class R1	(760)	(819)
Class R2	—	(641)
Class R3	—	(767)
Class R4	(510)	—
Class R5	(596)	—
Class S	(1,843)	(1,563)
Net decrease in net assets from distributions	(22,817)	(16,806)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(71,922)	(64,398)
Total Net Increase (Decrease) in Net Assets	(95,422)	(61,124)

Net Assets
Beginning of period	530,135	591,259
End of period	$434,713	$530,135
Undistributed (overdistributed) net investment income included in net assets	$208	$80

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 25

Russell Investment Company
Conservative Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	1,145	$12,384	1,512	$16,753
Proceeds from reinvestment of distributions	520	5,596	382	4,148
Payments for shares redeemed	(2,790)	(30,202)	(3,066)	(33,814)
Net increase (decrease)	(1,125)	(12,222)	(1,172)	(12,913)
Class C
Proceeds from shares sold	3,357	36,006	3,965	43,476
Proceeds from reinvestment of distributions	770	8,214	507	5,443
Payments for shares redeemed	(5,293)	(56,663)	(6,141)	(67,176)
Net increase (decrease)	(1,166)	(12,443)	(1,669)	(18,257)
Class E
Proceeds from shares sold	481	5,294	471	5,223
Proceeds from reinvestment of distributions	94	1,017	63	694
Payments for shares redeemed	(849)	(9,208)	(842)	(9,345)
Net increase (decrease)	(274)	(2,897)	(308)	(3,428)
Class R1
Proceeds from shares sold	1,135	12,331	928	10,320
Proceeds from reinvestment of distributions	154	1,668	133	1,454
Payments for shares redeemed	(1,994)	(21,699)	(1,539)	(17,041)
Net increase (decrease)	(705)	(7,700)	(478)	(5,267)
Class R2
Proceeds from shares sold	—	—	885	9,789
Proceeds from reinvestment of distributions	—	—	91	992
Payments for shares redeemed	—	—	(4,168)	(46,122)
Net increase (decrease)	—	—	(3,192)	(35,341)
Class R3
Proceeds from shares sold	—	—	475	5,294
Proceeds from reinvestment of distributions	—	—	102	1,118
Payments for shares redeemed	—	—	(4,367)	(48,637)
Net increase (decrease)	—	—	(3,790)	(42,225)
Class R4
Proceeds from shares sold	598	6,517	2,341	25,961
Proceeds from reinvestment of distributions	97	1,050	4	45
Payments for shares redeemed	(1,459)	(15,909)	(63)	(703)
Net increase (decrease)	(764)	(8,342)	2,282	25,303
Class R5
Proceeds from shares sold	347	3,790	2,568	28,651
Proceeds from reinvestment of distributions	109	1,180	3	30
Payments for shares redeemed	(1,035)	(11,288)	(103)	(1,147)
Net increase (decrease)	(579)	(6,318)	2,468	27,534
Class S
Proceeds from shares sold	1,938	21,080	3,132	34,774
Proceeds from reinvestment of distributions	364	3,941	249	2,726
Payments for shares redeemed	(4,349)	(47,021)	(3,354)	(37,304)
Net increase (decrease)	(2,047)	(22,000)	27	196
Total increase (decrease)	(6,660)	$(71,922)	(5,832)	$(64,398)

See accompanying notes which are an integral part of the financial statements.

26 Conservative Strategy Fund

(This page intentionally left blank)

Russell Investment Company
Conservative Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	11.16	.27	(.26)	.01	(.27)	(.25)
October 31, 2014	11.09	.14	.28	.42	(.13)	(.22)
October 31, 2013	11.02	.28	.08	.36	(.27)	(.02)
October 31, 2012	10.53	.24	.50	.74	(.25)	—
October 31, 2011	10.71	.39	(.19)	.20	(.38)	—

Class C
October 31, 2015	11.06	.18	(.25)	(.07)	(.19)	(.25)
October 31, 2014	10.99	.05	.30	.35	(.06)	(.22)
October 31, 2013	10.94	.19	.09	.28	(.21)	(.02)
October 31, 2012	10.46	.16	.49	.65	(.17)	—
October 31, 2011	10.64	.31	(.17)	.14	(.32)	—

Class E
October 31, 2015	11.21	.26	(.25)	.01	(.27)	(.25)
October 31, 2014	11.13	.14	.29	.43	(.13)	(.22)
October 31, 2013	11.05	.30	.07	.37	(.27)	(.02)
October 31, 2012	10.56	.25	.49	.74	(.25)	—
October 31, 2011	10.73	.47	(.26)	.21	(.38)	—

Class R1
October 31, 2015	11.23	.32	(.26)	.06	(.32)	(.25)
October 31, 2014	11.15	.18	.30	.48	(.18)	(.22)
October 31, 2013	11.08	.31	.10	.41	(.32)	(.02)
October 31, 2012	10.59	.28	.51	.79	(.30)	—
October 31, 2011	10.76	.40	(.14)	.26	(.43)	—

Class R4(3)
October 31, 2015	11.18	.29	(.26)	.03	(.29)	(.25)
October 31, 2014	11.10	.15	.30	.45	(.15)	(.22)
October 31, 2013	11.03	.32	.06	.38	(.29)	(.02)
October 31, 2012	10.54	.27	.49	.76	(.27)	—
October 31, 2011	10.72	.30	(.07)	.23	(.41)	—

Class R5(4)
October 31, 2015	11.25	.27	(.27)	—	(.26)	(.25)
October 31, 2014	11.17	.13	.29	.42	(.12)	(.22)
October 31, 2013	11.09	.30	.06	.36	(.26)	(.02)
October 31, 2012	10.60	.28	.44	.72	(.23)	—
October 31, 2011	10.77	.41	(.20)	.21	(.38)	—

Class S
October 31, 2015	11.24	.30	(.26)	.04	(.30)	(.25)
October 31, 2014	11.16	.16	.30	.46	(.16)	(.22)
October 31, 2013	11.09	.31	.08	.39	(.30)	(.02)
October 31, 2012	10.60	.28	.49	.77	(.28)	—
October 31, 2011	10.77	.44	(.20)	.24	(.41)	—

See accompanying notes which are an integral part of the financial statements.

28 Conservative Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.52)	10.65	.11	106,603.75		.55	2.54	39
(.35)	11.16	3.92	124,288.75		.56	1.22	26
(.29)	11.09	3.35	136,433.73		.57	2.55	21
(.25)	11.02	7.15	133,172.72		.56	2.28	22
(.38)	10.53	1.98	110,375.74		.55	3.55	19

(.44)	10.55	(.64)	188,011	1.50	1.30	1.71	39
(.28)	11.06	3.21	210,015	1.50	1.31	.47	26
(.23)	10.99	2.61	227,048	1.48	1.32	1.76	21
(.17)	10.94	6.28	230,038	1.47	1.31	1.51	22
(.32)	10.46	1.33	191,953	1.49	1.30	2.83	19

(.52)	10.70	.12	17,017.75		.55	2.43	39
(.35)	11.21	3.99	20,901.75		.56	1.22	26
(.29)	11.13	3.40	24,180.74		.57	2.75	21
(.25)	11.05	7.11	39,156.72		.56	2.32	22
(.38)	10.56	2.01	42,668.74		.55	4.21	19

(.57)	10.72	.50	28,784.50		.17	2.96	39
(.40)	11.23	4.40	38,079.50		.17	1.63	26
(.34)	11.15	3.79	43,145.48		.17	2.81	21
(.30)	11.08	7.57	40,536.47		.14	2.59	22
(.43)	10.59	2.51	29,187.49		.12	3.66	19

(.54)	10.67	.23	16,189.75		.42	2.70	39
(.37)	11.18	4.14	25,502.75		.42	1.38	26
(.31)	11.10	3.51	35,427.73		.42	2.95	21
(.27)	11.03	7.32	44,214.72		.39	2.51	22
(.41)	10.54	2.19	40,304.74		.37	2.74	19

(.51)	10.74	(.03)	20,285	1.00	.67	2.45	39
(.34)	11.25	3.83	27,768	1.00	.67	1.16	26
(.28)	11.17	3.30	42,335.98		.67	2.76	21
(.23)	11.09	6.91	63,878.98		.64	2.60	22
(.38)	10.60	1.99	183,681.99		.62	3.66	19

(.55)	10.73	.36	57,824.50		.30	2.78	39
(.38)	11.24	4.25	83,582.50		.31	1.46	26
(.32)	11.16	3.59	82,691.48		.32	2.82	21
(.28)	11.09	7.37	95,523.47		.31	2.61	22
(.41)	10.60	2.32	92,126.49		.30	4.00	19

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 29

Russell Investment Company
Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Moderate Strategy Fund - Class A‡			Moderate Strategy Fund - Class R5‡‡‡‡
	Total			Total
	Return			Return
1 Year	(5.77)%		1 Year	(0.27)%
5 Years	3.14	%§	5 Years	4.23	%§
10 Years	3.90	%§	10 Years	4.32	%§

Moderate Strategy Fund - Class C			Moderate Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	(0.80)%		1 Year	0.16%
5 Years	3.58	%§	5 Years	4.60	%§
10 Years	3.73	%§	10 Years	4.77	%§

Moderate Strategy Fund - Class E			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	(0.14)%		1 Year	1.96%
5 Years	4.35	%§	5 Years	3.03	%§
10 Years	4.50	%§	10 Years	4.72	%§

Moderate Strategy Fund - Class R1‡‡			Russell 1000® Index***
	Total			Total
	Return			Return
1 Year	0.18%		1 Year	4.86%
5 Years	4.76	%§	5 Years	14.32	%§
10 Years	4.78	%§	10 Years	7.98	%§

Moderate Strategy Fund - Class R4‡‡‡
	Total
	Return
1 Year	(0.01)%
5 Years	4.50	%§
10 Years	4.58	%§

30 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Moderate Strategy Fund (the “Fund”) is a fund of funds that	How did the market conditions described in the Market
invests principally in other Russell Investment Company mutual	Summary report affect the Fund’s performance?
funds (the “Underlying Funds”). The Underlying Funds employ	The fiscal year ended October 31, 2015 was characterized by
a multi-manager approach whereby portions of the Underlying	slowing global growth and commodity price weakness. Overall,
Funds are allocated to different money managers. Underlying	this was modestly positive for fixed income assets, as yields fell.
Fund assets not allocated to money managers are managed by	However, the Fund’s exposure to the fixed income asset class had
Russell Investment Management Company (“RIMCo”), the Fund’s	a modestly negative effect on benchmark-relative performance
and Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	due to the Fund’s allocation to the Russell Global Opportunistic
advisor, may change the allocation of the Underlying Funds’	Credit Fund. The Fund’s strategic exposure to U.S. equities and
assets among money managers at any time. An exemptive order	global real estate was positive, as these asset classes outperformed
from the Securities and Exchange Commission (“SEC”) permits	fixed income.
RIMCo to engage or terminate a money manager in an Underlying
Fund at any time, subject to approval by the Underlying Fund’s	It was a mixed equity market for the fiscal year ending October
Board, without a shareholder vote. Pursuant to the terms of the	31, 2015. U.S. stocks (as measured by the Russell 3000® Index)
exemptive order, an Underlying Fund is required to notify its	returned 4.49% over the period, while non-U.S. equities returned
shareholders within 90 days of when a money manager begins	-1.36% (as measured by the Russell Developed ex-U.S. Large Cap®
providing services.	Index) and emerging markets returned -13.58% (as measured by the Russell Emerging Markets Index). The underperformance of
What is the Fund’s investment objective?	non-U.S. equities versus fixed income was a key negative driver
The Fund seeks to provide current income and moderate long	to the Fund’s benchmark-relative performance, as fixed income
term capital appreciation.	markets finished at 1.96% for the fiscal year as measured by the
Fund’s benchmark.
How did the Fund perform relative to its benchmark for the
fiscal year ended October 31, 2015?	Within alternative strategies, commodities exposure had the
For the fiscal year ended October 31, 2015, the Fund’s Class	largest negative impact on the Fund, as the asset class (as
R1 and Class S Shares gained 0.18% and 0.16%, respectively,	measured by the Bloomberg Commodity Index Total Return) lost
and the Fund’s Class A, Class C, Class E, Class R4 and Class	25.72% during the period, significantly underperforming fixed
R5 Shares lost 0.04%, 0.80%, 0.14%, 0.01% and 0.27%,	income. Global REITs and listed infrastructure (as represented by
respectively. This is compared to the Fund’s primary benchmark,	the FTSE EPRA/NAREIT Developed Real Estate Index (Net) and
the Barclays U.S. Aggregate Bond Index, which gained 1.96%	S&P Global Infrastructure Index (Net)) finished the fiscal year up
during the same period. The Fund’s performance includes	2.68% and down 6.29% respectively. REITs outperformed fixed
operating expenses, whereas index returns are unmanaged and	income markets, which was beneficial to the Fund’s performance
do not include expenses of any kind.	through its allocation to the Russell Global Real Estate Securities
Fund. Infrastructure underperformed fixed income, which
For the fiscal year ended October 31, 2015, the Morningstar®	negatively impacted the Fund through its allocation to the Russell
Conservative Allocation, a group of funds that Morningstar	Global Infrastructure Fund.
considers to have investment strategies similar to those of the
Fund, lost -0.77%. This result serves as a peer comparison and is	How did the investment strategies and techniques employed
expressed net of operating expenses.	by the Fund and the Underlying Funds affect the Fund’s
The Fund underperformed the Barclays U.S. Aggregate Bond	performance?
Index for the year. The Fund’s strategic allocation to commodities	The Fund is a fund of funds and its performance is based on
and non-U.S. equity Underlying Funds negatively impacted	RIMCo’s strategic asset allocations and the performance of the
benchmark-relative performance, with the Fund’s allocation to	Underlying Funds in which the Fund invests.
the Russell Emerging Markets Fund and Russell Commodity	The Fund’s strategic allocation to fixed income Underlying
Strategies Fund having the largest detrimental impact.	Funds generally had a negative impact on its benchmark-relative
Benchmark-relative performance was aided by the Fund’s mix of	performance. An allocation to the Russell Global Opportunistic
out-of-benchmark allocations to U.S. equity and global real estate	Credit Fund detracted, as this Underlying Fund underperformed
Underlying Funds, which outperformed fixed income Underlying	the Fund’s benchmark. From an active management perspective,
Funds during the period.	the Russell Global Opportunistic Credit Fund underperformed
its benchmark largely because of an ex-benchmark allocation to local currency emerging market debt and the associated currency

Moderate Strategy Fund 31

Russell Investment Company
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

risk as the U.S. dollar appreciated strongly versus emerging	Fund’s benchmark. From an active management standpoint,
market currencies. Allocations to the Russell Strategic Bond	performance of these Underlying Funds was mixed. The Russell
Fund and Russell Investment Grade Bond Fund were slightly	Global Infrastructure Fund and the Russell Global Real Estate
positive from a benchmark-relative perspective. While both	Securities Fund outperformed their respective benchmarks
Funds were negatively impacted by their overweight to credit,	while the Russell Commodity Strategies Fund underperformed
currency positioning drove excess return.	its benchmark. The Russell Global Infrastructure Fund and the
With respect to the Fund’s global equity exposure, the Fund’s	Russell Global Real Estate Securities Fund both benefited from
strategic allocation to the Russell International Developed	strong stock selection by underlying money managers. The Russell
Markets Fund through March 3, 2015 and Russell Global	Commodity Strategies Fund underperformed its benchmark due
Equity Fund throughout the fiscal year positively impacted the	largely to exposure to the energy sector.
Fund’s benchmark-relative performance, while its allocation	Describe any changes to the Fund’s structure or allocation
to the Russell Emerging Markets Fund detracted. The Russell	to the Underlying Funds.
International Developed Markets Fund outperformed its	RIMCo has the discretion to vary the Fund’s actual allocation from
benchmark due to underweights to Asia Pacific ex-Japan and	the target strategic asset allocation by up to +/- 5% at the equity,
Canada and the materials and energy sectors, which were the	fixed income or alternative category level based on RIMCo’s
worst hit regions and sectors in the period. An underweight to	capital markets research. RIMCo’s asset allocation modifications
energy and an overweight to consumer discretionary in the	benefited the Fund’s performance relative to the Fund’s long-term
Russell Global Equity Fund contributed to positive excess return.	strategic allocation.
For the Russell Emerging Markets Fund, unsuccessful stock
selection in China and Brazil was the main driver of the Fund’s	Entering the fiscal year, relative to the target strategic asset
underperformance. Chinese stocks fell sharply and broader	allocation, the Fund had a broad overweight to equity Underlying
emerging markets also lost significant value during the period	Funds and an underweight to alternative Underlying Funds.
due to growth concerns. The Select International Equity Fund	Overall positioning was based on a cautious outlook for
replaced the Russell International Developed Markets Fund on	commodities and anticipated rise in interest rates, which could
March 3, 2015, and a valuation bias in this Underlying Fund led	negatively impact interest rate sensitive securities such as REITs.
to benchmark-relative underperformance as lower price-to-book	On March 3, 2015, RIMCo implemented a new target strategic
stocks strongly underperformed.	asset allocation that replaced the Russell U.S. Core Equity Fund
The Fund’s strategic allocation to U.S. large cap equity Underlying	with the Select U.S. Equity Fund and the Russell International
Funds benefited the Fund’s benchmark-relative performance, as	Developed Markets Fund with the Select International Equity
broad U.S. equities outperformed core fixed income during the	Fund. The Fund’s target strategic asset allocation to various
period. However, most of the large cap U.S. equity Underlying	Underlying Funds was modified, and the strategic allocation to
Funds underperformed their respective U.S. equity market	the Russell Multi-Strategy Alternative Fund was removed.
segment as represented by their respective primary benchmark.	In connection with this reallocation, RIMCo also shifted the
From an active management perspective, the Russell U.S. Core	Fund’s tactical allocations relative to the new target strategic
Equity Fund (an Underlying Fund through March 3, 2015) and	asset allocation as follows:
the Select U.S. Equity Fund (added as an Underlying Fund on	- 1.00% underweight to the Russell Global Real Estate Securities
March 3, 2015) both underperformed the Russell 1000® Index	Fund and 1.00% underweight the Russell U.S. Dynamic Equity
due to an underweight to growth stocks, which outperformed	Fund resulting in a 2.00% overweight to the Russell Global
during the period. In addition, the Fund’s strategic allocation	Opportunistic Credit Fund. This tactical change was intended to
to the Russell U.S. Small Cap Equity Fund also detracted from	reduce exposure to asset classes sensitive to anticipated rising
the Fund’s benchmark-relative performance, as U.S. small cap	interest rates.
equity generally underperformed core fixed income and the
Underlying Fund underperformed its Russell 2000® Index	On May 1, 2015, RIMCo added a RIMCo-managed positioning
benchmark due to an overweight to micro-capitalization stocks	strategy at a 2.00% weight. The addition of the positioning
which underperformed during the period.	strategy resulted in a 2.00% reduction in the Fund’s allocation to the Select U.S. Equity Fund. The strategy had a U.S. large cap
The Fund’s strategic allocation to alternative Underlying Funds	strategic exposure through the use of index futures contracts,
had a negative impact on benchmark-relative performance as	and did not result in a change to the Fund’s overall U.S. equity
commodities and global infrastructure underperformed the	exposure.

32 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

On September 3, 2015, RIMCo implemented a 0.50%	funding overweights to the Russell Global Opportunistic Credit
underweight to the Russell Commodity Strategies Fund due to	Fund and the Select U.S. Equity Fund.
limited commodity price appreciation expectations over the
medium term. This resulted in a 0.50% overweight to the Select	The views expressed in this report reflect those of the portfolio
U.S. Equity Fund.	managers only through the end of the period covered by
the report. These views do not necessarily represent the
On October 13, 2015, RIMCo implemented a 3.00% underweight	views of RIMCo, or any other person in RIMCo or any other
to the Russell Strategic Bond Fund and added an overweight to	affiliated organization. These views are subject to change
the Russell Global Opportunistic Credit Fund. This was intended	at any time based upon market conditions or other events,
to position the Fund for rising interest rates as well as take	and RIMCo disclaims any responsibility to update the views
advantage of discounted valuations in opportunistic sectors such	contained herein. These views should not be relied on as
as high yield credit following the market sell-off in October.	investment advice and, because investment decisions for
At the end of the fiscal year, the Fund was positioned for rising	a Russell Investment Company (“RIC”) Fund are based on
interest rates, with underweights to the Russell Global Real	numerous factors, should not be relied on as an indication
Estate Securities Fund and Russell Commodity Strategies Fund	of investment decisions of any RIC Fund.

^ In preceding years, the performance of the Fund’s Class E Shares was used in the line graph, but Class S Shares are considered to be a better representation to shareholders as Class S Shares are the primary retail share class of the Fund.

* Assumes initial investment on November 1, 2005.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

*** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on October 3, 2006.  The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class E Shares from January 1, 2005 to March 28, 2006 and the returns of Class R2 Shares from March 29, 2006 to September 30, 2014.

‡‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Moderate Strategy Fund 33

Russell Investment Company
Moderate Strategy Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$974.80	$1,022.74
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$2.44	$2.50

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.49%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$970.70	$1,018.95
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$6.16	$6.31
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$974.00	$1,022.33
	Expenses Paid During Period*	$2.84	$2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

34 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R1	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$975.30	$1,024.00
Expenses Paid During Period*	$1.19	$1.22

* Expenses are equal to the Fund's annualized expense ratio of 0.24%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$974.70	$1,022.74
Expenses Paid During Period*	$2.44	$2.50

* Expenses are equal to the Fund's annualized expense ratio of 0.49%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$973.50	$1,021.48
Expenses Paid During Period*	$3.68	$3.77

* Expenses are equal to the Fund's annualized expense ratio of 0.74%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$975.70	$1,023.59
Expenses Paid During Period*	$1.59	$1.63

* Expenses are equal to the Fund's annualized expense ratio of 0.32%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Moderate Strategy Fund 35

Russell Investment Company
Moderate Strategy Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 97.7%
Alternative - 5.4%
Russell Commodity Strategies Fund Class Y	1,746,251		9,919
Russell Global Infrastructure Fund Class Y	1,825,791		20,886
Russell Global Real Estate Securities Fund Class Y	182,328		7,000
			37,805

Domestic Equities - 15.6%
Russell U.S. Defensive Equity Fund Class Y	592,748		28,304
Russell U.S. Dynamic Equity Fund Class Y	1,869,767		21,241
Russell U.S. Small Cap Equity Fund Class Y	965,486		27,652
Select U.S. Equity Fund Class Y	2,964,603		31,839
			109,036

Fixed Income - 60.8%
Russell Global Opportunistic Credit Fund Class Y	9,950,474		90,947
Russell Investment Grade Bond Fund Class Y	5,022,371		111,597
Russell Strategic Bond Fund Class Y	20,381,197		222,767
			425,311

International Equities - 15.9%
Russell Emerging Markets Fund Class Y	1,785,886		27,217
Russell Global Equity Fund Class Y	3,678,848		42,233
Select International Equity Fund Class Y	4,562,070		41,652
			111,102

Total Investments in Russell Affiliated Mutual Funds
(cost $643,946)			683,254

Short-Term Investments - 1.9%
Russell U.S. Cash Management Fund	13,188,039	(8)	13,188
Total Short-Term Investments
(cost $13,188)			13,188

Total Investments 99.6%
(identified cost $657,134)			696,442

Other Assets and Liabilities, Net - 0.4%			3,017
Net Assets - 100.0%			699,459

See accompanying notes which are an integral part of the financial statements.

36 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of			Notional	Expiration	(Depreciation)
		Contracts			Amount	Date	$
Long Positions
Amsterdam Index Futures			10	EUR	923	11/15	63
CAC40 10 EURO Index Futures			62	EUR	3,035	11/15	196
DAX Index Futures			10	EUR	2,705	12/15	164
Euro STOXX Index 50 Futures			55	EUR	1,872	12/15	116
FTSE/MIB Index Futures			7	EUR	785	12/15	29
IBEX 35 Index Futures			10	EUR	1,029	11/15	38
MSCI Emerging Markets Mini Index Futures			7	USD	295	12/15	(8)
OMXS30 Index Futures			44	SEK	6,582	11/15	20
Russell 1000 Index Mini Futures			9	USD	1,035	12/15	46
Russell 2000 Mini Index Futures			5	USD	579	12/15	(1)
S&P 500 E-Mini Index Futures		101		USD	10,472	12/15	566
S&P Mid 400 E-Mini Index Futures			10	USD	1,442	12/15	23
Short Positions
FTSE 100 Index Futures			41	GBP	2,591	12/15	(97)
MSCI EAFE Mini Index Futures			43	USD	3,778	12/15	(100)
MSCI Emerging Markets Mini Index Futures			26	USD	1,097	12/15	(58)
S&P/TSX 50 Index Futures			26	CAD	4,121	12/15	(19)
SPI 200 Index Futures			21	AUD	2,749	12/15	(62)
TOPIX Index Futures			10	JPY	155,849	12/15	(105)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							811

Options Written
Amounts in thousands (except contract amounts)

Transactions in options written contracts for the period ended October 31, 2015 were as follows:
		Number of			Premiums
		Contracts			Received
Outstanding October 31, 2014				—	$—
Opened			95,411		229
Closed			(95,411)		(229)
Outstanding October 31, 2015				—	$—

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
Bank of Montreal	EUR	1,474		USD	1,651	11/06/15	30
Bank of Montreal	JPY	505,986		USD	4,209	11/06/15	16
BNP Paribas	CHF	1,795		USD	1,846	11/06/15	30
BNP Paribas	EUR	1,474		USD	1,654	11/06/15	34
BNP Paribas	SEK	5,700		USD	680	11/06/15	13
Royal Bank of Canada	USD	397		AUD	558	11/06/15	2
Royal Bank of Canada	USD	557		CAD	733	11/06/15	4
Royal Bank of Canada	USD	603		CHF	596	11/06/15	1
Royal Bank of Canada	USD	2,131		EUR	1,935	11/06/15	(4)
Royal Bank of Canada	USD	1,266		GBP	825	11/06/15	6
Royal Bank of Canada	USD	92		GBP	60	12/16/15	1
Royal Bank of Canada	USD	168	HKD		1,302	11/06/15	—
Royal Bank of Canada	USD	1,301		JPY	156,873	11/06/15	(1)
Royal Bank of Canada	USD	3,206		JPY	385,000	12/16/15	(14)
Royal Bank of Canada	USD	216		SEK	1,843	11/06/15	(1)
Royal Bank of Canada	USD	79		SGD	111	11/06/15	—
Royal Bank of Canada	AUD	558		USD	396	12/07/15	(2)
Royal Bank of Canada	AUD	800		USD	560	12/16/15	(9)
Royal Bank of Canada	CAD	733		USD	557	12/07/15	(4)

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 37

Russell Investment Company
Moderate Strategy Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Royal Bank of Canada	CAD	1,810	USD	1,363	12/16/15	(21)
Royal Bank of Canada	CHF	596	USD	603	12/07/15	(1)
Royal Bank of Canada	EUR	1,474	USD	1,653	11/06/15	32
Royal Bank of Canada	EUR	1,935	USD	2,132	12/07/15	4
Royal Bank of Canada	EUR	2,300	USD	2,587	12/16/15	56
Royal Bank of Canada	GBP	2,471	USD	3,749	11/06/15	(61)
Royal Bank of Canada	GBP	825	USD	1,265	12/07/15	(6)
Royal Bank of Canada	HKD	1,302	USD	168	12/07/15	—
Royal Bank of Canada	JPY	156,873	USD	1,302	12/07/15	1
Royal Bank of Canada	SEK	1,843	USD	217	12/07/15	1
Royal Bank of Canada	SGD	336	USD	236	11/06/15	(4)
Royal Bank of Canada	SGD	111	USD	79	12/07/15	—
State Street	USD	397	AUD	558	11/06/15	2
State Street	USD	557	CAD	733	11/06/15	4
State Street	USD	603	CHF	596	11/06/15	1
State Street	USD	2,131	EUR	1,935	11/06/15	(4)
State Street	USD	1,266	GBP	825	11/06/15	6
State Street	USD	168	HKD	1,302	11/06/15	—
State Street	USD	1,301	JPY	156,873	11/06/15	(1)
State Street	USD	216	SEK	1,843	11/06/15	(1)
State Street	USD	79	SGD	111	11/06/15	—
State Street	AUD	1,725	USD	1,211	11/06/15	(19)
State Street	AUD	558	USD	396	12/07/15	(2)
State Street	CAD	2,242	USD	1,672	11/06/15	(42)
State Street	CAD	733	USD	557	12/07/15	(4)
State Street	CHF	596	USD	603	12/07/15	(1)
State Street	EUR	1,474	USD	1,653	11/06/15	32
State Street	EUR	1,935	USD	2,132	12/07/15	3
State Street	GBP	825	USD	1,265	12/07/15	(6)
State Street	HKD	3,855	USD	497	11/06/15	—
State Street	HKD	1,302	USD	168	12/07/15	—
State Street	JPY	156,873	USD	1,302	12/07/15	1
State Street	SEK	1,843	USD	216	12/07/15	1
State Street	SGD	111	USD	79	12/07/15	—
UBS	USD	35	AUD	50	11/06/15	—
UBS	USD	396	AUD	558	11/06/15	2
UBS	USD	33	CAD	44	11/06/15	—
UBS	USD	556	CAD	733	11/06/15	4
UBS	USD	6	CHF	6	11/06/15	—
UBS	USD	602	CHF	596	11/06/15	1
UBS	USD	104	EUR	93	11/06/15	(2)
UBS	USD	2,130	EUR	1,935	11/06/15	(3)
UBS	USD	1,266	GBP	825	11/06/15	6
UBS	USD	168	HKD	1,302	11/06/15	—
UBS	USD	296	JPY	35,368	11/06/15	(3)
UBS	USD	1,300	JPY	156,873	11/06/15	—
UBS	USD	21	SEK	172	11/06/15	—
UBS	USD	216	SEK	1,843	11/06/15	(1)
UBS	USD	1	SGD	2	11/06/15	—
UBS	USD	79	SGD	111	11/06/15	—
UBS	AUD	558	USD	395	12/07/15	(2)
UBS	CAD	733	USD	556	12/07/15	(4)
UBS	CHF	596	USD	603	12/07/15	(1)
UBS	EUR	1,935	USD	2,131	12/07/15	3
UBS	GBP	4	USD	6	11/06/15	—
UBS	GBP	825	USD	1,266	12/07/15	(6)
UBS	HKD	51	USD	7	11/06/15	—
UBS	HKD	1,302	USD	168	12/07/15	—
UBS	JPY	156,873	USD	1,301	12/07/15	—
UBS	SEK	1,843	USD	217	12/07/15	1
UBS	SGD	111	USD	79	12/07/15	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						68

See accompanying notes which are an integral part of the financial statements.

38 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Schedule of Investments, continued — October 31, 2015

Total Return Swap Contracts (*)
Amounts in thousands
Fund Receives/(Pays)			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty		Amount		Date	$
Long Reference Entity
Dow Jones U.S. Real Estate Index	Bank of America		USD	6,800	03/07/16	(662)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)						(662)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fee was based on the
3 Month LIBOR rate plus a fee of 0.120%.

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$683,254	$—	$—		$683,254	97.7
Short-Term Investments	—	13,188	—		13,188	1.9
Total Investments	683,254	13,188	—		696,442	99.6
Other Assets and Liabilities, Net						0.4
						100.0
Other Financial Instruments
Futures Contracts	811	—	—		811	0.1
Foreign Currency Exchange Contracts	7	61	—		68	—*
Total Return Swap Contracts	—	(662)	—		(662)	(0.1)
Total Other Financial Instruments**	$818	$(601)	$—		$217
* Less than .05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 39

Russell Investment Company
Moderate Strategy Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$298
Variation margin on futures contracts*	1,261	—
Total	$1,261	$298

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$450	$—
Unrealized depreciation on foreign currency exchange contracts	—	230
Total return swap contracts, at fair value	662	—
Total	$1,112	$230
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments**	$(178)	$—
Futures contracts	(55)	—
Options written	(131)	—
Foreign currency-related transactions***	—	455
Total	$(364)	$455

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$811	$—
Total return swap contracts	(662)	—
Foreign currency-related transactions****	—	68
Total	$149	$68
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
***	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
****	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

40 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$298	$—	$298
Futures Contracts	Variation margin on futures contracts	138	—	138
Total Financial and Derivative Assets		436	—	436
Financial and Derivative Assets not subject to a netting agreement		(150)	—	(150)
Total Financial and Derivative Assets subject to a netting agreement		$286	$—	$286

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of Montreal	$46	$—	$ —	$46
BNP Paribas	76	—	—	76
Royal Bank of Canada	109	93	—	16
State Street	37	37	—	—
UBS	18	18	—	—
Total	$286	$148	$ —	$138

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 41

Russell Investment Company
Moderate Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Liabilities
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$68	$ —	$68
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	230	—	230
Total Return Swap Contracts	Total return swap contracts, at fair value	662	—	662
Total Financial and Derivative Liabilities	960	—	960
Financial and Derivative Liabilities not subject to a netting agreement	(73)	—	(73)
Total Financial and Derivative Liabilities subject to a netting agreement	$887	$ —	$887

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities
Net Amounts
of Liabilities
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$662	$—	$	— $	662
Royal Bank of Canada	129	93	—	36
State Street	74	37	—	37
UBS	22	18	—	4
Total	$887	$148	$	— $	739

^ Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

42 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$657,134
Investments, at fair value(>)	696,442
Cash (restricted)(a)(b)	4,200
Unrealized appreciation on foreign currency exchange contracts	298
Receivables:
Dividends from affiliated Russell Funds	1
Investments sold	277
Fund shares sold	239
Variation margin on futures contracts	138
Total assets	701,595

Liabilities
Payables:
Investments purchased	351
Fund shares redeemed	343
Accrued fees to affiliates	412
Other accrued expenses	70
Variation margin on futures contracts	68
Unrealized depreciation on foreign currency exchange contracts	230
Total return swap contracts, at fair value(8)	662
Total liabilities	2,136

Net Assets	$699,459

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 43

Russell Investment Company
Moderate Strategy Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$598
Accumulated net realized gain (loss)	62,287
Unrealized appreciation (depreciation) on:
Investments	39,308
Futures contracts	811
Total return swap contracts	(662)
Foreign currency-related transactions	68
Shares of beneficial interest	606
Additional paid-in capital	596,443
Net Assets	$699,459

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.58
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.29
Class A — Net assets	$202,107,195
Class A — Shares outstanding ($.01 par value)	17,457,233
Net asset value per share: Class C(#)	$11.46
Class C — Net assets	$265,697,973
Class C — Shares outstanding ($.01 par value)	23,177,105
Net asset value per share: Class E(#)	$11.60
Class E — Net assets	$13,559,333
Class E — Shares outstanding ($.01 par value)	1,168,547
Net asset value per share: Class R1(#)	$11.62
Class R1 — Net assets	$36,010,600
Class R1 — Shares outstanding ($.01 par value)	3,097,764
Net asset value per share: Class R4(#)	$11.59
Class R4 — Net assets	$32,894,452
Class R4 — Shares outstanding ($.01 par value)	2,837,498
Net asset value per share: Class R5(#)	$11.64
Class R5 — Net assets	$23,914,532
Class R5 — Shares outstanding ($.01 par value)	2,053,810
Net asset value per share: Class S(#)	$11.62
Class S — Net assets	$125,274,433
Class S — Shares outstanding ($.01 par value)	10,779,892
Amounts in thousands
(>) Investments in affiliated Russell funds	$696,442
(8) Total return contracts – premiums paid (received)	$ —
(a) Cash Collateral for Futures	$4,000
(b) Cash Collateral for Swaps	$200
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

44 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$24,878

Expenses
Advisory fees	1,561
Administrative fees	332
Custodian fees	35
Distribution fees - Class A	544
Distribution fees - Class C	2,163
Distribution fees - Class R5	74
Transfer agent fees - Class A	435
Transfer agent fees - Class C	577
Transfer agent fees - Class E	55
Transfer agent fees - Class R1	82
Transfer agent fees - Class R4	79
Transfer agent fees - Class R5	59
Transfer agent fees - Class S	274
Professional fees	45
Registration fees	130
Shareholder servicing fees - Class C	721
Shareholder servicing fees - Class E	69
Shareholder servicing fees - Class R4	99
Shareholder servicing fees - Class R5	74
Trustees’ fees	19
Printing fees	79
Miscellaneous	27
Expenses before reductions	7,533
Expense reductions	(1,722)
Net expenses	5,811
Net investment income (loss)	19,067

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	53,682
Futures contracts	(55)
Options written	(131)
Foreign currency-related transactions	455
Capital gain distributions from Underlying Funds	16,627
Net realized gain (loss)	70,578
Net change in unrealized appreciation (depreciation) on:
Investments	(90,708)
Futures contracts	811
Total return swap contracts	(662)
Foreign currency-related transactions	68
Net change in unrealized appreciation (depreciation)	(90,491)
Net realized and unrealized gain (loss)	(19,913)
Net Increase (Decrease) in Net Assets from Operations	$(846)

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 45

Russell Investment Company
Moderate Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,067	$11,523
Net realized gain (loss)	70,578	29,176
Net change in unrealized appreciation (depreciation)	(90,491)	3,053
Net increase (decrease) in net assets from operations	(846)	43,752

Distributions
From net investment income
Class A	(5,692)	(3,305)
Class C	(5,593)	(2,454)
Class E	(798)	(624)
Class R1	(1,261)	(1,092)
Class R2	—	(869)
Class R3	—	(633)
Class R4	(1,101)	(50)
Class R5	(791)	(13)
Class S	(3,968)	(2,574)
From net realized gain
Class A	(2,315)	—
Class C	(3,181)	—
Class E	(353)	—
Class R1	(478)	—
Class R4	(460)	—
Class R5	(368)	—
Class S	(1,527)	—
Net decrease in net assets from distributions	(27,886)	(11,614)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(116,926)	(137,187)
Total Net Increase (Decrease) in Net Assets	(145,658)	(105,049)

Net Assets
Beginning of period	845,117	950,166
End of period	$699,459	$845,117
Undistributed (overdistributed) net investment income included in net assets	$598	$127

See accompanying notes which are an integral part of the financial statements.

46 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	1,839	$21,674	2,832	$33,368
Proceeds from reinvestment of distributions	674	7,906	280	3,269
Payments for shares redeemed	(3,603)	(42,415)	(4,908)	(57,900)
Net increase (decrease)	(1,090)	(12,835)	(1,796)	(21,263)
Class C
Proceeds from shares sold	3,204	37,484	4,472	52,299
Proceeds from reinvestment of distributions	750	8,714	211	2,424
Payments for shares redeemed	(6,104)	(71,131)	(7,046)	(82,235)
Net increase (decrease)	(2,150)	(24,933)	(2,363)	(27,512)
Class E
Proceeds from shares sold	424	5,024	825	9,699
Proceeds from reinvestment of distributions	98	1,146	53	623
Payments for shares redeemed	(2,467)	(29,119)	(1,825)	(21,496)
Net increase (decrease)	(1,945)	(22,949)	(947)	(11,174)
Class R1
Proceeds from shares sold	616	7,300	1,180	14,006
Proceeds from reinvestment of distributions	148	1,739	93	1,092
Payments for shares redeemed	(2,060)	(24,514)	(2,834)	(33,336)
Net increase (decrease)	(1,296)	(15,475)	(1,561)	(18,238)
Class R2
Proceeds from shares sold	—	—	733	8,630
Proceeds from reinvestment of distributions	—	—	74	869
Payments for shares redeemed	—	—	(6,612)	(78,318)
Net increase (decrease)	—	—	(5,805)	(68,819)
Class R3
Proceeds from shares sold	—	—	550	6,494
Proceeds from reinvestment of distributions	—	—	54	633
Payments for shares redeemed	—	—	(5,568)	(66,109)
Net increase (decrease)	—	—	(4,964)	(58,982)
Class R4
Proceeds from shares sold	478	5,656	3,907	46,370
Proceeds from reinvestment of distributions	133	1,561	4	50
Payments for shares redeemed	(1,582)	(18,747)	(102)	(1,208)
Net increase (decrease)	(971)	(11,530)	3,809	45,212
Class R5
Proceeds from shares sold	250	2,962	3,104	36,976
Proceeds from reinvestment of distributions	99	1,159	1	13
Payments for shares redeemed	(1,324)	(15,667)	(76)	(901)
Net increase (decrease)	(975)	(11,546)	3,029	36,088
Class S
Proceeds from shares sold	2,655	31,197	4,075	48,156
Proceeds from reinvestment of distributions	459	5,404	215	2,528
Payments for shares redeemed	(4,594)	(54,259)	(5,346)	(63,183)
Net increase (decrease)	(1,480)	(17,658)	(1,056)	(12,499)
Total increase (decrease)	(9,907)	$(116,926)	(11,654)	$(137,187)

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 47

Russell Investment Company
Moderate Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	12.02	.31	(.31)	—	(.31)	(.13)
October 31, 2014	11.59	.17	.43	.60	(.17)	—
October 31, 2013	11.06	.26	.53	.79	(.26)	—
October 31, 2012	10.51	.24	.55	.79	(.24)	—
October 31, 2011	10.68	.38	(.18)	.20	(.37)	—

Class C
October 31, 2015	11.90	.22	(.31)	(.09)	(.22)	(.13)
October 31, 2014	11.49	.08	.42	.50	(.09)	—
October 31, 2013	10.99	.18	.52	.70	(.20)	—
October 31, 2012	10.44	.16	.55	.71	(.16)	—
October 31, 2011	10.62	.28	(.15)	.13	(.31)	—

Class E
October 31, 2015	12.04	.36	(.37)	(.01)	(.30)	(.13)
October 31, 2014	11.61	.18	.42	.60	(.17)	—
October 31, 2013	11.08	.29	.50	.79	(.26)	—
October 31, 2012	10.52	.23	.57	.80	(.24)	—
October 31, 2011	10.68	.45	(.24)	.21	(.37)	—

Class R1
October 31, 2015	12.07	.36	(.34)	.02	(.34)	(.13)
October 31, 2014	11.63	.23	.42	.65	(.21)	—
October 31, 2013	11.11	.31	.51	.82	(.30)	—
October 31, 2012	10.56	.27	.57	.84	(.29)	—
October 31, 2011	10.72	.38	(.12)	.26	(.42)	—

Class R4(3)
October 31, 2015	12.03	.33	(.33)	—	(.31)	(.13)
October 31, 2014	11.60	.20	.41	.61	(.18)	—
October 31, 2013	11.08	.29	.51	.80	(.28)	—
October 31, 2012	10.52	.26	.56	.82	(.26)	—
October 31, 2011	10.69	.23	— (h)	.23	(.40)	—

Class R5(4)
October 31, 2015	12.08	.32	(.35)	(.03)	(.28)	(.13)
October 31, 2014	11.64	.17	.42	.59	(.15)	—
October 31, 2013	11.12	.30	.47	.77	(.25)	—
October 31, 2012	10.56	.27	.51	.78	(.22)	—
October 31, 2011	10.72	.38	(.17)	.21	(.37)	—

Class S
October 31, 2015	12.06	.34	(.32)	.02	(.33)	(.13)
October 31, 2014	11.63	.20	.43	.63	(.20)	—
October 31, 2013	11.11	.30	.51	.81	(.29)	—
October 31, 2012	10.55	.27	.56	.83	(.27)	—
October 31, 2011	10.72	.37	(.14)	.23	(.40)	—

See accompanying notes which are an integral part of the financial statements.

48 Moderate Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.44)	11.58	(.04)	202,107.74		.51	2.61	32
(.17)	12.02	5.19	222,875.73		.56	1.45	14
(.26)	11.59	7.22	235,684.72		.57	2.35	13
(.24)	11.06	7.67	232,467.71		.56	2.21	23
(.37)	10.51	1.95	207,292.73		.55	3.53	15

(.35)	11.46	(.80)	265,698	1.49	1.26	1.88	32
(.09)	11.90	4.39	301,445	1.48	1.31	.70	14
(.20)	11.49	6.42	318,120	1.47	1.32	1.60	13
(.16)	10.99	6.91	314,391	1.46	1.31	1.48	23
(.31)	10.44	1.20	288,055	1.48	1.30	2.66	15

(.43)	11.60	(.14)	13,559.73		.56	3.07	32
(.17)	12.04	5.18	37,485.73		.56	1.51	14
(.26)	11.61	7.17	47,129.72		.57	2.56	13
(.24)	11.08	7.75	74,240.71		.56	2.14	23
(.37)	10.52	2.00	72,800.73		.55	4.21	15

(.47)	11.62	.18	36,011.49		.21	3.07	32
(.21)	12.07	5.67	53,016.48		.17	1.92	14
(.30)	11.63	7.57	69,274.47		.17	2.71	13
(.29)	11.11	8.10	66,823.46		.14	2.48	23
(.42)	10.56	2.49	44,486.48		.12	3.55	15

(.44)	11.59	(.01)	32,895.74		.46	2.80	32
(.18)	12.03	5.31	45,828.73		.42	1.68	14
(.28)	11.60	7.31	67,330.72		.42	2.56	13
(.26)	11.08	7.95	73,019.71		.39	2.38	23
(.40)	10.52	2.17	60,610.73		.37	2.14	15

(.41)	11.64	(.27)	23,915.99		.71	2.70	32
(.15)	12.08	5.10	36,598.98		.67	1.46	14
(.25)	11.64	7.01	57,788.97		.67	2.63	13
(.22)	11.12	7.55	86,756.97		.64	2.56	23
(.37)	10.56	1.97	248,661.98		.62	3.51	15

(.46)	11.62	.16	125,274.49		.31	2.89	32
(.20)	12.06	5.44	147,870.48		.31	1.71	14
(.29)	11.63	7.41	154,841.47		.32	2.63	13
(.27)	11.11	8.02	155,433.46		.31	2.52	23
(.40)	10.55	2.21	153,148.48		.30	3.49	15

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 49

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Balanced Strategy Fund - Class A‡			Balanced Strategy Fund - Class R5‡‡‡‡
	Total			Total
	Return			Return
1 Year	(6.05)%		1 Year	(0.48)%
5 Years	4.24	%§	5 Years	5.38	%§
10 Years	4.18	%§	10 Years	4.61	%§

Balanced Strategy Fund - Class C			Balanced Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	(1.05)%		1 Year	(0.13)%
5 Years	4.69	%§	5 Years	5.71	%§
10 Years	4.02	%§	10 Years	5.05	%§

Balanced Strategy Fund - Class E			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	(0.32)%		1 Year	1.96%
5 Years	5.47	%§	5 Years	3.03	%§
10 Years	4.80	%§	10 Years	4.72	%§

Balanced Strategy Fund - Class R1‡‡			Russell 1000® Index***
	Total			Total
	Return			Return
1 Year	0.04%		1 Year	4.86%
5 Years	5.89	%§	5 Years	14.32	%§
10 Years	5.13	%§	10 Years	7.98	%§

Balanced Strategy Fund - Class R4‡‡‡			Russell Developed ex-U.S. Large Cap® Index Net****
	Total			Total
	Return			Return
1 Year	(0.31)%		1 Year	(1.36)%
5 Years	5.60	%§	5 Years	4.48	%§
10 Years	4.87	%§	10 Years	4.32	%§

50 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Balanced Strategy Fund (the “Fund”) is a fund of funds that	The fiscal year ended October 31, 2015 was characterized by
invests principally in other Russell Investment Company mutual	slowing global growth and commodity price weakness. Overall,
funds (the “Underlying Funds”). The Underlying Funds employ	this was modestly positive for fixed income assets, as yields fell.
a multi-manager approach whereby portions of the Underlying	However, the Fund’s exposure to the fixed income asset class had
Funds are allocated to different money managers. Underlying	a modestly negative effect on benchmark-relative performance
Fund assets not allocated to money managers are managed by	due to the Fund’s allocation to the Russell Global Opportunistic
Russell Investment Management Company (“RIMCo”), the Fund’s	Credit Fund. The Fund’s strategic exposure to U.S. equities and
and Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	global real estate was positive, as these asset classes outperformed
advisor, may change the allocation of the Underlying Funds’	fixed income.
assets among money managers at any time. An exemptive order	It was a mixed equity market for the fiscal year ending October
from the Securities and Exchange Commission (“SEC”) permits	31, 2015. U.S. stocks (as measured by the Russell 3000® Index)
RIMCo to engage or terminate a money manager in an Underlying	returned 4.49% over the period, while non-U.S. equities returned
Fund at any time, subject to approval by the Underlying Fund’s	-1.36% (as measured by the Russell Developed ex-U.S. Large Cap®
Board, without a shareholder vote. Pursuant to the terms of the	Index) and emerging markets returned -13.58% (as measured by
exemptive order, an Underlying Fund is required to notify its	the Russell Emerging Markets Index). The underperformance of
shareholders within 90 days of when a money manager begins	non-U.S. equities versus fixed income was a key negative driver
providing services.	to the Fund’s benchmark-relative performance, as fixed income
What is the Fund’s investment objective?	markets finished at 1.96% for the fiscal year as measured by the
The Fund seeks to provide above average long term capital	Fund’s benchmark.
appreciation and a moderate level of current income.	Within alternative strategies, commodities exposure had the
largest negative impact on the Fund, as the asset class (as
How did the Fund perform relative to its benchmark for the	measured by the Bloomberg Commodity Index Total Return) lost
fiscal year ended October 31, 2015?	25.72% during the period, significantly underperforming fixed
For the fiscal year ended October 31, 2015, the Fund’s Class	income. Global REITs and listed infrastructure (as represented by
R1 Shares gained 0.04% and the Fund’s Class A, Class C, Class	the FTSE EPRA/NAREIT Developed Real Estate Index (Net) and
E, Class R4, Class R5 and Class S Shares lost 0.31%, 1.05%,	S&P Global Infrastructure Index (Net)) finished the fiscal year up
0.32%, 0.31%, 0.48% and 0.13%, respectively. This is compared	2.68% and down 6.29% respectively. REITs outperformed fixed
to the Fund’s primary benchmark, the Barclays U.S. Aggregate	income markets, which was beneficial to the Fund’s performance
Bond Index, which gained 1.96% during the same period. The	through its allocation to the Russell Global Real Estate Securities
Fund’s performance includes operating expenses, whereas index	Fund. Infrastructure underperformed fixed income, which
returns are unmanaged and do not include expenses of any kind.	negatively impacted the Fund through its allocation to the Russell
For the fiscal year ended October 31, 2015, the Morningstar®	Global Infrastructure Fund.
Moderate Allocation, a group of funds that Morningstar considers
to have investment strategies similar to those of the Fund, gained	How did the investment strategies and techniques employed
0.61%. This result serves as a peer comparison and is expressed	by the Fund and the Underlying Funds affect the Fund’s
net of operating expenses.	performance?
The Fund is a fund of funds and its performance is based on
The Fund underperformed the Barclays U.S. Aggregate Bond	RIMCo’s strategic asset allocations and the performance of the
Index for the year. The Fund’s strategic allocation to commodities	Underlying Funds in which the Fund invests.
and non-U.S. equity Underlying Funds negatively impacted
benchmark-relative performance, with the Fund’s allocation to	The Fund’s strategic allocation to fixed income Underlying
the Russell Emerging Markets Fund and Russell Commodity	Funds generally had a negative impact on its benchmark-relative
Strategies Fund having the largest detrimental impact.	performance. An allocation to the Russell Global Opportunistic
Benchmark-relative performance was aided by the Fund’s mix of	Credit Fund detracted, as this Underlying Fund underperformed
out-of-benchmark allocations to U.S. equity and global real estate	the Fund’s benchmark. From an active management perspective,
Underlying Funds, which outperformed fixed income Underlying	the Russell Global Opportunistic Credit Fund underperformed
Funds during the period.	its benchmark largely because of an ex-benchmark allocation
to local currency emerging market debt and the associated
How did the market conditions described in the Market	currency risk as the U.S. dollar appreciated strongly versus
Summary report affect the Fund’s performance?	emerging market currencies. The Fund’s allocation to the Russell

Balanced Strategy Fund 51

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

Strategic Bond Fund was slightly positive from a benchmark-	Securities Fund outperformed their respective benchmarks
relative perspective. While this Underlying Fund was negatively	while the Russell Commodity Strategies Fund underperformed
impacted by its overweight to credit, currency positioning drove	its benchmark. The Russell Global Infrastructure Fund and the
excess return.	Russell Global Real Estate Securities Fund both benefited from
With respect to the Fund’s global equity exposure, the Fund’s	strong stock selection by underlying money managers. The Russell
strategic allocation to the Russell International Developed	Commodity Strategies Fund underperformed its benchmark due
Markets Fund through March 3, 2015 and the Russell Global	largely to exposure to the energy sector.
Equity Fund throughout the fiscal year positively impacted the	Describe any changes to the Fund’s structure or allocation
Fund’s benchmark-relative performance, while its allocation	to the Underlying Funds.
to the Russell Emerging Markets Fund detracted. The Russell	RIMCo has the discretion to vary the Fund’s actual allocation from
International Developed Markets Fund outperformed its	the target strategic asset allocation by up to +/- 5% at the equity,
benchmark due to underweights to Asia Pacific ex-Japan and	fixed income or alternative category level based on RIMCo’s
Canada and the materials and energy sectors, which were the	capital markets research. RIMCo’s asset allocation modifications
worst hit regions and sectors in the period. An underweight to	benefited the Fund’s performance relative to the Fund’s long-term
energy and an overweight to consumer discretionary in the	strategic allocation.
Russell Global Equity Fund contributed to positive excess return.
For the Russell Emerging Markets Fund, unsuccessful stock	Entering the fiscal year, relative to the target strategic asset
selection in China and Brazil was the main driver of the Fund’s	allocation, the Fund had a broad overweight to equity Underlying
underperformance. Chinese stocks fell sharply and broader	Funds, an underweight to alternative Underlying Funds, and an
emerging markets also lost significant value during the period	overweight to the Russell Short Duration Bond Fund. Overall
due to growth concerns. The Select International Equity Fund	positioning was based on a cautious outlook for commodities and
replaced the Russell International Developed Markets Fund on	anticipated rise in interest rates, which could negatively impact
March 3, 2015, and a valuation bias in this Underlying Fund led	interest rate sensitive securities such as REITs.
to benchmark-relative underperformance as lower price-to-book	On March 3, 2015, RIMCo implemented a new target strategic
stocks strongly underperformed.	asset allocation that replaced the Russell U.S. Core Equity Fund
The Fund’s strategic allocation to U.S. large cap equity Underlying	with the Select U.S. Equity Fund and the Russell International
Funds benefited the Fund’s benchmark-relative performance, as	Developed Markets Fund with the Select International Equity
broad U.S. equities outperformed core fixed income during the	Fund. The Fund’s target strategic asset allocation to various
period. However, most of the large cap U.S. equity Underlying	Underlying Funds was modified, and the strategic allocation to
Funds underperformed their respective U.S. equity market	the Russell Multi-Strategy Alternative Fund was removed.
segment as represented by their respective primary benchmark.	In connection with this reallocation, RIMCo also shifted the
From an active management perspective, the Russell U.S. Core	Fund’s tactical allocations relative to the new target strategic
Equity Fund (an Underlying Fund through March 3, 2015) and	asset allocation as follows:
the Select U.S. Equity Fund (added as an Underlying Fund on	- 2.00% underweight to the Russell Global Real Estate Securities
March 3, 2015) both underperformed the Russell 1000® Index	Fund resulting in a 2.00% overweight to the Russell Global
due to an underweight to growth stocks, which outperformed	Opportunistic Credit Fund. This tactical change was intended to
during the period. In addition, the Fund’s strategic allocation	reduce exposure to asset classes sensitive to anticipated rising
to the Russell U.S. Small Cap Equity Fund also detracted from	interest rates.
the Fund’s benchmark-relative performance, as U.S. small cap
equity generally underperformed core fixed income and the	On May 1, 2015, RIMCo added a RIMCo-managed positioning
Underlying Fund underperformed its Russell 2000® Index	strategy at a 2.00% weight. The addition of the positioning
benchmark due to an overweight to micro-capitalization stocks	strategy resulted in a 2.00% reduction in the Fund’s allocation
which underperformed during the period.	to the Select U.S. Equity Fund. The strategy had a U.S. large cap strategic exposure through the use of index futures contracts,
The Fund’s strategic allocation to alternative Underlying Funds	and did not result in a change to the Fund’s overall U.S. equity
had a negative impact on benchmark-relative performance as	exposure.
commodities and global infrastructure underperformed the
Fund’s benchmark. From an active management standpoint,	On September 3, 2015, RIMCo implemented a 0.75%
performance of these Underlying Funds was mixed. The Russell	underweight to the Russell Commodity Strategies Fund due to
Global Infrastructure Fund and the Russell Global Real Estate	limited commodity price appreciation expectations over the

52 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

medium term. This resulted in a 0.75% overweight to the Select	The views expressed in this report reflect those of the portfolio
U.S. Equity Fund.	managers only through the end of the period covered by
At the end of the fiscal year, the Fund was positioned for rising	the report. These views do not necessarily represent the
interest rates, with underweights to the Russell Global Real	views of RIMCo, or any other person in RIMCo or any other
Estate Securities Fund and the Russell Commodity Strategies	affiliated organization. These views are subject to change
Fund funding an overweight to the Russell Global Opportunistic	at any time based upon market conditions or other events,
Credit Fund.	and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

^ In preceding years, the performance of the Fund’s Class E Shares was used in the line graph, but Class S Shares are considered to be a better representation to shareholders as Class S Shares are the primary retail share class of the Fund.

* Assumes initial investment on November 1, 2005.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

*** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

**** Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on June 6, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class E Shares from January 1, 2005 to April 2, 2006 and the returns of Class R2 Shares from April 3, 2006 to September 30, 2014.

‡‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Balanced Strategy Fund 53

Russell Investment Company
Balanced Strategy Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$964.30	$1,022.99
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$2.18	$2.24

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.44%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$961.00	$1,019.21
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$5.88	$6.06
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.19%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$964.40	$1,022.33
	Expenses Paid During Period*	$2.82	$2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

54 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R1	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$966.30	$1,023.89
Expenses Paid During Period*	$1.29	$1.33

* Expenses are equal to the Fund's annualized expense ratio of 0.26%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$964.00	$1,022.63
Expenses Paid During Period*	$2.52	$2.60

* Expenses are equal to the Fund's annualized expense ratio of 0.51%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$963.50	$1,021.37
Expenses Paid During Period*	$3.76	$3.87

* Expenses are equal to the Fund's annualized expense ratio of 0.76%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$965.20	$1,023.59
Expenses Paid During Period*	$1.59	$1.63

* Expenses are equal to the Fund's annualized expense ratio of 0.32%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Balanced Strategy Fund 55

Russell Investment Company
Balanced Strategy Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 97.6%
Alternative - 7.1%
Russell Commodity Strategies Fund Class Y	11,250,377		63,902
Russell Global Infrastructure Fund Class Y	10,330,021		118,176
Russell Global Real Estate Securities Fund Class Y	775,931		29,788
			211,866

Domestic Equities - 28.1%
Russell U.S. Defensive Equity Fund Class Y	4,427,711		211,423
Russell U.S. Dynamic Equity Fund Class Y	18,666,689		212,054
Russell U.S. Small Cap Equity Fund Class Y	6,197,196		177,488
Select U.S. Equity Fund Class Y	21,821,036		234,357
			835,322

Fixed Income - 36.6%
Russell Global Opportunistic Credit Fund Class Y	29,174,561		266,655
Russell Strategic Bond Fund Class Y	75,047,066		820,265
			1,086,920

International Equities - 25.8%
Russell Emerging Markets Fund Class Y	11,062,362		168,590
Russell Global Equity Fund Class Y	26,246,075		301,305
Select International Equity Fund Class Y	32,516,753		296,878
			766,773

Total Investments in Russell Affiliated Mutual Funds
(cost $2,721,577)			2,900,881

Short-Term Investments - 1.7%
Russell U.S. Cash Management Fund	50,456,867	(8)	50,457
Total Short-Term Investments
(cost $50,457)			50,457

Total Investments 99.3%
(identified cost $2,772,034)			2,951,338

Other Assets and Liabilities, Net - 0.7%			20,920
Net Assets - 100.0%			2,972,258

See accompanying notes which are an integral part of the financial statements.

56 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of			Notional	Expiration	(Depreciation)
		Contracts			Amount	Date	$
Long Positions
Amsterdam Index Futures			73	EUR	6,735	11/15	463
CAC40 10 EURO Index Futures			468	EUR	22,911	11/15	1,413
DAX Index Futures			79	EUR	21,369	12/15	1,460
Euro STOXX Index 50 Futures			420	EUR	14,293	12/15	971
FTSE/MIB Index Futures			53	EUR	5,947	12/15	243
IBEX 35 Index Futures			77	EUR	7,920	11/15	209
OMXS30 Index Futures			329	SEK	49,218	11/15	146
Russell 1000 Index Mini Futures			21	USD	2,417	12/15	100
S&P 500 E-Mini Index Futures			360	USD	37,327	12/15	2,068
S&P Mid 400 E-Mini Index Futures			24	USD	3,459	12/15	72
Short Positions
FTSE 100 Index Futures			330	GBP	20,856	12/15	(926)
MSCI EAFE Mini Index Futures			340	USD	29,871	12/15	(794)
MSCI Emerging Markets Mini Index Futures			206	USD	8,690	12/15	(461)
Russell 1000 Index Mini Futures			10	USD	1,151	12/15	(61)
S&P 500 E-Mini Index Futures			185	USD	19,182	12/15	(1,264)
S&P Mid 400 E-Mini Index Futures			12	USD	1,730	12/15	(37)
S&P/TSX 60 Index Futures			230	CAD	36,451	12/15	(166)
SPI 200 Index Futures			231	AUD	30,238	12/15	(692)
TOPIX Index Futures			81	JPY	1,262,385	12/15	(847)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							1,897

Options Written
Amounts in thousands (except contract amounts)

Transactions in options written contracts for the period ended October 31, 2015 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding October 31, 2014				—	$—
Opened		752,803			1,645
Closed		(752,803)			(1,645)
Expired				—	—
Outstanding October 31, 2015				—	$—

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
Bank of Montreal	AUD	3,268		USD	2,292	11/06/15	(39)
Bank of Montreal	CAD	4,247		USD	3,165	11/06/15	(83)
Bank of Montreal	CHF	3,400		USD	3,494	11/06/15	54
Bank of Montreal	EUR	11,171		USD	12,513	11/06/15	230
Bank of Montreal	GBP	4,680		USD	7,093	11/06/15	(121)
Bank of Montreal	HKD	7,302		USD	942	11/06/15	—
Bank of Montreal	JPY	958,479		USD	7,973	11/06/15	30
Bank of Montreal	SEK	10,798		USD	1,287	11/06/15	23
BNP Paribas	AUD	3,268		USD	2,294	11/06/15	(37)
BNP Paribas	CAD	4,247		USD	3,170	11/06/15	(78)
BNP Paribas	CHF	3,400		USD	3,496	11/06/15	57
BNP Paribas	EUR	11,171		USD	12,532	11/06/15	247
BNP Paribas	GBP	4,680		USD	7,106	11/06/15	(109)
BNP Paribas	HKD	7,302		USD	942	11/06/15	—
BNP Paribas	JPY	958,479		USD	7,973	11/06/15	30
BNP Paribas	SEK	10,798		USD	1,289	11/06/15	25
Brown Brothers Harriman	USD	2,186	AUD		3,077	11/06/15	8

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 57

Russell Investment Company
Balanced Strategy Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Brown Brothers Harriman	USD	3,069	CAD	4,039	11/06/15	20
Brown Brothers Harriman	USD	3,322	CHF	3,287	11/06/15	4
Brown Brothers Harriman	USD	11,745	EUR	10,663	11/06/15	(19)
Brown Brothers Harriman	USD	6,975	GBP	4,547	11/06/15	34
Brown Brothers Harriman	USD	7,172	JPY	864,624	11/06/15	(7)
Brown Brothers Harriman	AUD	3,077	USD	2,182	12/07/15	(8)
Brown Brothers Harriman	CAD	4,039	USD	3,068	12/07/15	(20)
Brown Brothers Harriman	CHF	3,287	USD	3,325	12/07/15	(4)
Brown Brothers Harriman	EUR	10,663	USD	11,749	12/07/15	19
Brown Brothers Harriman	GBP	4,547	USD	6,974	12/07/15	(34)
Brown Brothers Harriman	JPY	864,624	USD	7,174	12/07/15	6
Commonwealth Bank of Australia	AUD	3,268	USD	2,292	11/06/15	(38)
Commonwealth Bank of Australia	CAD	4,247	USD	3,168	11/06/15	(80)
Commonwealth Bank of Australia	CHF	3,400	USD	3,496	11/06/15	56
Commonwealth Bank of Australia	EUR	11,171	USD	12,535	11/06/15	250
Commonwealth Bank of Australia	GBP	4,680	USD	7,103	11/06/15	(111)
Commonwealth Bank of Australia	HKD	7,302	USD	942	11/06/15	—
Commonwealth Bank of Australia	JPY	958,479	USD	7,977	11/06/15	34
Commonwealth Bank of Australia	SEK	10,798	USD	1,291	11/06/15	27
Royal Bank of Canada	USD	2,185	AUD	3,077	11/06/15	8
Royal Bank of Canada	USD	3,069	CAD	4,039	11/06/15	20
Royal Bank of Canada	USD	3,322	CHF	3,287	11/06/15	3
Royal Bank of Canada	USD	11,746	EUR	10,663	11/06/15	(20)
Royal Bank of Canada	USD	6,976	GBP	4,547	11/06/15	34
Royal Bank of Canada	USD	7,172	JPY	864,624	11/06/15	(7)
Royal Bank of Canada	USD	23,181	JPY	2,783,450	12/16/15	(100)
Royal Bank of Canada	USD	4,770	SEK	40,626	11/06/15	(15)
Royal Bank of Canada	AUD	3,077	USD	2,182	12/07/15	(8)
Royal Bank of Canada	AUD	16,060	USD	11,248	12/16/15	(180)
Royal Bank of Canada	CAD	4,039	USD	3,068	12/07/15	(20)
Royal Bank of Canada	CAD	19,680	USD	14,819	12/16/15	(227)
Royal Bank of Canada	CHF	3,287	USD	3,325	12/07/15	(4)
Royal Bank of Canada	EUR	10,663	USD	11,750	12/07/15	19
Royal Bank of Canada	EUR	28,970	USD	32,579	12/16/15	700
Royal Bank of Canada	GBP	4,547	USD	6,975	12/07/15	(34)
Royal Bank of Canada	GBP	620	USD	948	12/16/15	(7)
Royal Bank of Canada	JPY	864,624	USD	7,174	12/07/15	7
Royal Bank of Canada	SEK	40,626	USD	4,773	12/07/15	15
State Street	USD	2,185	AUD	3,077	11/06/15	9
State Street	USD	3,068	CAD	4,039	11/06/15	20
State Street	USD	3,322	CHF	3,287	11/06/15	3
State Street	USD	11,745	EUR	10,663	11/06/15	(20)
State Street	USD	6,976	GBP	4,547	11/06/15	34
State Street	USD	3,704	HKD	28,708	11/06/15	—
State Street	USD	7,172	JPY	864,624	11/06/15	(7)
State Street	USD	1,753	SGD	2,456	11/06/15	—
State Street	AUD	3,268	USD	2,294	11/06/15	(37)
State Street	AUD	3,077	USD	2,182	12/07/15	(9)
State Street	CAD	4,247	USD	3,168	11/06/15	(80)
State Street	CAD	4,039	USD	3,068	12/07/15	(20)
State Street	CHF	3,400	USD	3,494	11/06/15	54
State Street	CHF	3,287	USD	3,325	12/07/15	(4)
State Street	EUR	11,171	USD	12,527	11/06/15	244
State Street	EUR	10,663	USD	11,749	12/07/15	19
State Street	GBP	4,680	USD	7,107	11/06/15	(107)
State Street	GBP	4,547	USD	6,975	12/07/15	(34)
State Street	HKD	7,302	USD	942	11/06/15	—
State Street	HKD	28,708	USD	3,705	12/07/15	—
State Street	JPY	958,479	USD	7,973	11/06/15	30
State Street	JPY	864,624	USD	7,174	12/07/15	6
State Street	SEK	10,798	USD	1,288	11/06/15	24
State Street	SGD	2,548	USD	1,788	11/06/15	(30)
State Street	SGD	2,456	USD	1,751	12/07/15	—

See accompanying notes which are an integral part of the financial statements.

58 Balanced Strategy Fund

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Balanced Strategy Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount	Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
UBS	USD	538	AUD	765	11/06/15	7
UBS	USD	2,182	AUD	3,077	11/06/15	12
UBS	USD	630	CAD	834	11/06/15	8
UBS	USD	3,065	CAD	4,039	11/06/15	23
UBS	USD	462	CHF	450	11/06/15	(7)
UBS	USD	3,320	CHF	3,287	11/06/15	6
UBS	USD	2,279	EUR	2,033	11/06/15	(44)
UBS	USD	11,742	EUR	10,663	11/06/15	(16)
UBS	USD	803	GBP	530	11/06/15	14
UBS	USD	6,979	GBP	4,547	11/06/15	31
UBS	USD	64	HKD	499	11/06/15	—
UBS	USD	3,139	JPY	375,420	11/06/15	(28)
UBS	USD	7,166	JPY	864,624	11/06/15	(1)
UBS	USD	308	SEK	2,565	11/06/15	(7)
UBS	USD	64	SGD	92	11/06/15	1
UBS	AUD	3,077	USD	2,179	12/07/15	(12)
UBS	CAD	4,039	USD	3,065	12/07/15	(23)
UBS	CHF	3,287	USD	3,323	12/07/15	(6)
UBS	EUR	10,663	USD	11,747	12/07/15	16
UBS	GBP	4,547	USD	6,978	12/07/15	(31)
UBS	JPY	864,624	USD	7,168	12/07/15	1
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						589

Total Return Swap Contracts (*)
Amounts in thousands
Fund Receives/(Pays)			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty		Amount		Date	$
Long Reference Entity
Dow Jones U.S. Real Estate Index	Bank of America		USD	30,000	03/07/16	(2,921)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)						(2,921)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fee is based on the 3
Month LIBOR rate plus a fee of 0.120%.

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$2,900,881	$—		$—	$2,900,881	97.6
Short-Term Investments	—	50,457		—	50,457	1.7
Total Investments	2,900,881	50,457		—	2,951,338	99.3
Other Assets and Liabilities, Net						0.7
						100.0
Other Financial Instruments
Futures Contracts	1,897	—		—	1,897	0.1
Foreign Currency Exchange Contracts	40	549		—	589	—*
Total Return Swap Contracts	—	(2,921)		—	(2,921)	(0.1)
Total Other Financial Instruments**	$1,937	$(2,372)		$—	$(435)
* Less than .05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 59

Russell Investment Company
Balanced Strategy Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$2,522
Variation margin on futures contracts*	7,145	—
Total	$7,145	$2,522

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$5,248	$—
Unrealized depreciation on foreign currency exchange contracts	—	1,933
Total return swap contracts, at fair value	2,921	—
Total	$8,169	$1,933
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments**	$(1,425)	$—
Futures contracts	3,172	—
Options written	(1,213)	—
Foreign currency-related transactions***	—	3,350
Total	$534	$3,350

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$1,897	$—
Total return swap contracts	(2,921)	—
Foreign currency-related transactions****	—	589
Total	$(1,024)	$589
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
***	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
****	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

60 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$2,522	$ —	$2,522
Futures Contracts	Variation margin on futures contracts	1,248	—	1,248
Total Financial and Derivative Assets		3,770	—	3,770
Financial and Derivative Assets not subject to a netting agreement		(1,314)	—	(1,314)
Total Financial and Derivative Assets subject to a netting agreement		$2,456	$ —	$2,456

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of Montreal	$336	$242	$ — $	94
BNP Paribas	359	224	—	135
Brown Brothers Harriman	91	91	—	—
Commonwealth Bank of Australia	367	229	—	138
Royal Bank of Canada	809	623	—	186
State Street	376	320	—	56
UBS	118	118	—	—
Total	$2,456	$1,847	$ — $	609

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 61

Russell Investment Company
Balanced Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
					Gross	Net Amounts
			Amounts		of Liabilities
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities		Liabilities	Liabilities		Liabilities
Futures Contracts	Variation margin on futures contracts		$311	$	— $	311
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts		1,933		—	1,933
Total Return Swap Contracts	Total return swap contracts, at fair value		2,921		—	2,921
Total Financial and Derivative Liabilities			5,165		—	5,165
Financial and Derivative Liabilities not subject to a netting agreement			(338)		—	(338)
Total Financial and Derivative Liabilities subject to a netting agreement			$4,827	$	— $	4,827

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities
		Net Amounts
		of Liabilities
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Pledged^	Net Amount
Bank of America		$2,921	$—		$1,800	$1,121
Bank of Montreal		242	242		—	—
BNP Paribas		224	224		—	—
Brown Brothers Harriman		92	91		—	1
Commonwealth Bank of Australia		229	229		—	—
Royal Bank of Canada		625	623		—	2
State Street		320	320		—	—
UBS		174	118		—	56
Total		$4,827	$1,847		$1,800	$1,180

^ Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

62 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$2,772,034
Investments, at fair value(>)	2,951,338
Cash (restricted)(a)(b)	26,230
Unrealized appreciation on foreign currency exchange contracts	2,522
Receivables:
Dividends from affiliated Russell funds	5
Investments sold	1,309
Fund shares sold	2,308
Variation margin on futures contracts	1,248
Total assets	2,984,960

Liabilities
Payables:
Investments purchased	2,821
Fund shares redeemed	2,863
Accrued fees to affiliates	1,708
Other accrued expenses	145
Variation margin on futures contracts	311
Unrealized depreciation on foreign currency exchange contracts	1,933
Total return swap contracts, at fair value(8)	2,921
Total liabilities	12,702

Net Assets	$2,972,258

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 63

Russell Investment Company
Balanced Strategy Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$3,290
Accumulated net realized gain (loss)	195,352
Unrealized appreciation (depreciation) on:
Investments	179,304
Futures contracts	1,897
Total return swap contracts	(2,921)
Foreign currency-related transactions	589
Shares of beneficial interest	2,469
Additional paid-in capital	2,592,278
Net Assets	$2,972,258

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.07
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.81
Class A — Net assets	$909,827,289
Class A — Shares outstanding ($.01 par value)	75,351,933
Net asset value per share: Class C(#)	$11.89
Class C — Net assets	$ 1,089,188,677
Class C — Shares outstanding ($.01 par value)	91,575,408
Net asset value per share: Class E(#)	$12.13
Class E — Net assets	$37,183,913
Class E — Shares outstanding ($.01 par value)	3,066,268
Net asset value per share: Class R1(#)	$12.20
Class R1 — Net assets	$200,990,964
Class R1 — Shares outstanding ($.01 par value)	16,479,684
Net asset value per share: Class R4(#)	$12.10
Class R4 — Net assets	$153,931,208
Class R4 — Shares outstanding ($.01 par value)	12,717,757
Net asset value per share: Class R5(#)	$12.13
Class R5 — Net assets	$101,554,953
Class R5 — Shares outstanding ($.01 par value)	8,375,586
Net asset value per share: Class S(#)	$12.19
Class S — Net assets	$479,581,224
Class S — Shares outstanding ($.01 par value)	39,328,329
Amounts in thousands
(>) Investments in affiliated Russell funds	$2,951,338
(8) Total return swap contracts – premiums paid (received)	$—

(a) Cash Collateral for Futures	$19,300
(b) Cash Collateral for Swaps	$6,930
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

64 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Income distributions affiliated Russell funds	$107,282

Expenses
Advisory fees	6,641
Administrative fees	1,411
Custodian fees	38
Distribution fees - Class A	2,509
Distribution fees - Class C	8,886
Distribution fees - Class R5	301
Transfer agent fees - Class A	2,007
Transfer agent fees - Class C	2,370
Transfer agent fees - Class E	105
Transfer agent fees - Class R1	477
Transfer agent fees - Class R4	357
Transfer agent fees - Class R5	241
Transfer agent fees - Class S	1,084
Professional fees	100
Registration fees	197
Shareholder servicing fees - Class C	2,962
Shareholder servicing fees - Class E	132
Shareholder servicing fees - Class R4	447
Shareholder servicing fees - Class R5	301
Trustees’ fees	82
Printing fees	312
Miscellaneous	75
Expenses before reductions	31,035
Expense reductions	(7,427)
Net expenses	23,608
Net investment income (loss)	83,674

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	106,543
Futures contracts	3,172
Options written	(1,213)
Foreign currency-related transactions	3,350
Capital gain distributions from Underlying Funds	102,608
Net realized gain (loss)	214,460
Net change in unrealized appreciation (depreciation) on:
Investments	(310,462)
Futures contracts	1,897
Total return swap contracts	(2,921)
Foreign currency-related transactions	589
Net change in unrealized appreciation (depreciation)	(310,897)
Net realized and unrealized gain (loss)	(96,437)
Net Increase (Decrease) in Net Assets from Operations	$(12,763)

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 65

Russell Investment Company
Balanced Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$83,674	$59,262
Net realized gain (loss)	214,460	160,782
Net change in unrealized appreciation (depreciation)	(310,897)	1,410
Net increase (decrease) in net assets from operations	(12,763)	221,454

Distributions
From net investment income
Class A	(27,056)	(18,205)
Class C	(24,672)	(15,502)
Class E	(1,511)	(1,317)
Class R1	(7,007)	(5,758)
Class R2	—	(4,638)
Class R3	—	(3,049)
Class R4	(5,009)	—
Class R5	(3,183)	—
Class S	(15,364)	(11,365)
Net decrease in net assets from distributions	(83,802)	(59,834)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(489,691)	(495,609)
Total Net Increase (Decrease) in Net Assets	(586,256)	(333,989)

Net Assets
Beginning of period	3,558,514	3,892,503
End of period	$2,972,258	$3,558,514
Undistributed (overdistributed) net investment income included in net assets	$3,290	$69

See accompanying notes which are an integral part of the financial statements.

66 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	5,840	$71,827	9,587	$116,453
Proceeds from reinvestment of distributions	2,181	26,745	1,508	18,065
Payments for shares redeemed	(17,883)	(218,947)	(17,848)	(216,878)
Net increase (decrease)	(9,862)	(120,375)	(6,753)	(82,360)
Class C
Proceeds from shares sold	9,415	114,123	14,256	171,050
Proceeds from reinvestment of distributions	2,023	24,485	1,301	15,337
Payments for shares redeemed	(22,027)	(266,650)	(23,915)	(287,105)
Net increase (decrease)	(10,589)	(128,042)	(8,358)	(100,718)
Class E
Proceeds from shares sold	443	5,481	761	9,246
Proceeds from reinvestment of distributions	121	1,497	109	1,312
Payments for shares redeemed	(2,644)	(32,647)	(3,176)	(38,737)
Net increase (decrease)	(2,080)	(25,669)	(2,306)	(28,179)
Class R1
Proceeds from shares sold	3,580	44,545	4,136	50,681
Proceeds from reinvestment of distributions	566	7,007	475	5,758
Payments for shares redeemed	(8,831)	(108,883)	(8,952)	(109,134)
Net increase (decrease)	(4,685)	(57,331)	(4,341)	(52,695)
Class R2
Proceeds from shares sold	—	—	1,953	23,694
Proceeds from reinvestment of distributions	—	—	386	4,637
Payments for shares redeemed	—	—	(25,555)	(311,696)
Net increase (decrease)	—	—	(23,216)	(283,365)
Class R3
Proceeds from shares sold	—	—	1,637	19,960
Proceeds from reinvestment of distributions	—	—	254	3,049
Payments for shares redeemed	—	—	(19,686)	(239,955)
Net increase (decrease)	—	—	(17,795)	(216,946)
Class R4
Proceeds from shares sold	1,336	16,501	16,937	206,514
Proceeds from reinvestment of distributions	407	5,004	—	—
Payments for shares redeemed	(5,610)	(69,422)	(352)	(4,277)
Net increase (decrease)	(3,867)	(47,917)	16,585	202,237
Class R5
Proceeds from shares sold	1,069	13,204	11,750	143,535
Proceeds from reinvestment of distributions	258	3,183	—	—
Payments for shares redeemed	(4,527)	(55,905)	(175)	(2,123)
Net increase (decrease)	(3,200)	(39,518)	11,575	141,412
Class S
Proceeds from shares sold	7,550	93,912	12,171	148,836
Proceeds from reinvestment of distributions	1,218	15,086	922	11,161
Payments for shares redeemed	(14,575)	(179,837)	(19,157)	(234,992)
Net increase (decrease)	(5,807)	(70,839)	(6,064)	(74,995)
Total increase (decrease)	(40,090)	$(489,691)	(40,673)	$(495,609)

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 67

Russell Investment Company
Balanced Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2015	12.43	.34	(.37)	(.03)	(.33)
October 31, 2014	11.89	.21	.53	.74	(.20)
October 31, 2013	10.78	.22	1.10	1.32	(.21)
October 31, 2012	10.20	.22	.57	.79	(.21)
October 31, 2011	10.33	.29	(.13)	.16	(.29)

Class C
October 31, 2015	12.26	.24	(.36)	(.12)	(.25)
October 31, 2014	11.76	.12	.52	.64	(.14)
October 31, 2013	10.69	.14	1.09	1.23	(.16)
October 31, 2012	10.11	.14	.58	.72	(.14)
October 31, 2011	10.27	.21	(.14)	.07	(.23)

Class E
October 31, 2015	12.48	.36	(.40)	(.04)	(.31)
October 31, 2014	11.94	.22	.52	.74	(.20)
October 31, 2013	10.82	.25	1.08	1.33	(.21)
October 31, 2012	10.23	.22	.58	.80	(.21)
October 31, 2011	10.36	.39	(.24)	.15	(.28)

Class R1
October 31, 2015	12.55	.38	(.37)	.01	(.36)
October 31, 2014	12.00	.27	.52	.79	(.24)
October 31, 2013	10.86	.27	1.12	1.39	(.25)
October 31, 2012	10.28	.25	.59	.84	(.26)
October 31, 2011	10.41	.30	(.10)	.20	(.33)

Class R4(3)
October 31, 2015	12.46	.35	(.38)	(.03)	(.33)
October 31, 2014	11.92	.24	.51	.75	(.21)
October 31, 2013	10.80	.24	1.11	1.35	(.23)
October 31, 2012	10.21	.23	.59	.82	(.23)
October 31, 2011	10.36	.17	(.01)	.16	(.31)

Class R5(4)
October 31, 2015	12.48	.33	(.39)	(.06)	(.29)
October 31, 2014	11.94	.22	.51	.73	(.19)
October 31, 2013	10.83	.23	1.08	1.31	(.20)
October 31, 2012	10.23	.24	.56	.80	(.20)
October 31, 2011	10.36	.30	(.15)	.15	(.28)

Class S
October 31, 2015	12.55	.36	(.37)	(.01)	(.35)
October 31, 2014	12.00	.25	.52	.77	(.22)
October 31, 2013	10.87	.25	1.12	1.37	(.24)
October 31, 2012	10.28	.24	.59	.83	(.24)
October 31, 2011	10.42	.32	(.15)	.17	(.31)

See accompanying notes which are an integral part of the financial statements.

68 Balanced Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.33)	12.07	(.31)	909,827.72		.48	2.75	35
(.20)	12.43	6.30	1,058,976.72		.56	1.74	19
(.21)	11.89	12.47	1,093,788.71		.57	1.99	11
(.21)	10.78	7.94	1,068,990.70		.56	2.07	20
(.29)	10.20	1.51	1,058,489.71		.55	2.79	9

(.25)	11.89	(1.05)	1,089,189	1.47	1.23	1.95	35
(.14)	12.26	5.51	1,252,253	1.47	1.31	.98	19
(.16)	11.76	11.60	1,300,173	1.46	1.32	1.22	11
(.14)	10.69	7.22	1,283,125	1.45	1.31	1.32	20
(.23)	10.11	.64	1,264,734	1.46	1.30	2.03	9

(.31)	12.13	(.32)	37,184.72		.56	2.93	35
(.20)	12.48	6.26	64,210.72		.56	1.81	19
(.21)	11.94	12.50	88,974.71		.57	2.22	11
(.21)	10.82	7.98	129,301.70		.56	2.16	20
(.28)	10.23	1.42	167,108.71		.55	3.64	9

(.36)	12.20	.04	200,991.47		.23	3.03	35
(.24)	12.55	6.63	265,650.47		.17	2.24	19
(.25)	12.00	13.00	306,020.46		.17	2.36	11
(.26)	10.86	8.36	279,572.45		.14	2.34	20
(.33)	10.28	1.94	207,763.47		.12	2.84	9

(.33)	12.10	(.31)	153,931.72		.48	2.86	35
(.21)	12.46	6.39	206,600.72		.42	1.99	19
(.23)	11.92	12.67	276,656.71		.42	2.15	11
(.23)	10.80	8.23	267,734.70		.39	2.24	20
(.31)	10.21	1.52	250,510.72		.37	1.64	9

(.29)	12.13	(.48)	101,555.97		.73	2.71	35
(.19)	12.48	6.17	144,430.97		.67	1.82	19
(.20)	11.94	12.32	212,516.96		.67	2.01	11
(.20)	10.83	7.95	261,491.95		.64	2.34	20
(.28)	10.23	1.43	697,038.96		.62	2.82	9

(.35)	12.19	(.13)	479,581.47		.31	2.93	35
(.22)	12.55	6.52	566,395.47		.31	2.03	19
(.24)	12.00	12.77	614,376.46		.32	2.20	11
(.24)	10.87	8.26	548,418.45		.31	2.30	20
(.31)	10.28	1.65	526,437.47		.30	3.03	9

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 69

Russell Investment Company
Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Growth Strategy Fund - Class A‡			Growth Strategy Fund - Class R5‡‡‡‡
	Total			Total
	Return			Return
1 Year	(7.15)%		1 Year	(1.71)%
5 Years	4.56	%§	5 Years	5.69	%§
10 Years	3.85	%§	10 Years	4.27	%§

Growth Strategy Fund - Class C			Growth Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	(2.31)%		1 Year	(1.23)%
5 Years	5.01	%§	5 Years	6.09	%§
10 Years	3.67	%§	10 Years	4.73	%§

Growth Strategy Fund - Class E			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	(1.51)%		1 Year	1.96%
5 Years	5.84	%§	5 Years	3.03	%§
10 Years	4.47	%§	10 Years	4.72	%§

Growth Strategy Fund - Class R1‡‡			Russell 1000® Index***
	Total			Total
	Return			Return
1 Year	(1.15)%		1 Year	4.86%
5 Years	6.24	%§	5 Years	14.32	%§
10 Years	4.79	%§	10 Years	7.98	%§

Growth Strategy Fund - Class R4‡‡‡			Russell Developed ex-U.S. Large Cap® Index Net****
	Total			Total
	Return			Return
1 Year	(1.42)%		1 Year	(1.36)%
5 Years	5.97	%§	5 Years	4.48	%§
10 Years	4.54	%§	10 Years	4.32	%§

70 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Growth Strategy Fund (the “Fund”) is a fund of funds that	returned 4.49% over the period, while non-U.S. equities returned
invests principally in other Russell Investment Company mutual	-1.36% (as measured by the Russell Developed ex-U.S. Large Cap®
funds (the “Underlying Funds”). The Underlying Funds employ	Index) and emerging markets returned -13.58% (as measured by
a multi-manager approach whereby portions of the Underlying	the Russell Emerging Markets Index). The underperformance of
Funds are allocated to different money managers. Underlying	non-U.S. equities versus U.S. equities was a key negative driver
Fund assets not allocated to money managers are managed by	to the Fund’s benchmark-relative performance, as U.S. equities
Russell Investment Management Company (“RIMCo”), the Fund’s	finished at 4.86% for the fiscal year as measured by the Fund’s
and Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	benchmark.
advisor, may change the allocation of the Underlying Funds’	The fiscal year ended October 31, 2015 was characterized by
assets among money managers at any time. An exemptive order	slowing global growth and commodity price weakness. Overall,
from the Securities and Exchange Commission (“SEC”) permits	this was modestly positive for fixed income assets, as yields fell.
RIMCo to engage or terminate a money manager in an Underlying	However, the Fund’s exposure to the fixed income asset class had
Fund at any time, subject to approval by the Underlying Fund’s	a negative effect on benchmark-relative performance as core fixed
Board, without a shareholder vote. Pursuant to the terms of the	income underperformed U.S. equities.
exemptive order, an Underlying Fund is required to notify its
shareholders within 90 days of when a money manager begins	Within alternative strategies, commodities exposure had the
providing services.	largest negative impact on the Fund, as the asset class (as
measured by the Bloomberg Commodity Index Total Return) lost
What is the Fund’s investment objective?	25.72% during the period, significantly underperforming U.S.
The Fund seeks to provide high long term capital appreciation,	equities. Global REITs and listed infrastructure (as represented
and as a secondary objective, current income.	by the FTSE EPRA/NAREIT Developed Real Estate Index (Net)
and S&P Global Infrastructure Index (Net)) finished the fiscal
How did the Fund perform relative to its benchmark for the	year up 2.68% and down 6.29%, respectively. Both of these asset
fiscal year ended October 31, 2015?	classes underperformed U.S. equities, which negatively impacted
For the fiscal year ended October 31, 2015, the Fund’s Class A,	the Fund’s benchmark-relative performance.
Class C, Class E, Class R1, Class R4, Class R5 and Class S Shares
lost 1.50%, 2.31%, 1.51%, 1.15%, 1.42%, 1.71% and 1.23%,	How did the investment strategies and techniques employed
respectively. This is compared to the Fund’s primary benchmark,	by the Fund and the money managers of the Underlying
the Russell 1000® Index, which gained 4.86% during the same	Funds affect the Fund’s performance?
period. The Fund’s performance includes operating expenses,	The Fund is a fund of funds and its performance is based on
whereas the index returns are unmanaged and do not include	RIMCo’s strategic asset allocations and the performance of the
expenses of any kind.	Underlying Funds in which the Fund invests.
For the fiscal year ended October 31, 2015, the Morningstar®	With respect to the Fund’s global equity exposure, the Fund’s
Aggressive Allocation, a group of funds that Morningstar considers	strategic allocation to the Russell International Developed Markets
to have investment strategies similar to those of the Fund, lost	Fund through March 3, 2015 and the Russell Global Equity Fund
0.21%. This result serves as a peer comparison and is expressed	and Russell Emerging Markets Fund throughout the fiscal year
net of operating expenses.	negatively impacted the Fund’s benchmark-relative performance
The Fund’s strategic allocation to commodities and non-U.S.	given that non-U.S. equities underperformed the Fund’s U.S.
equity Underlying Funds negatively impacted benchmark-relative	equity benchmark. From an active management standpoint, the
performance, with the Fund’s allocation to the Russell Emerging	Russell International Developed Markets Fund outperformed
Markets Fund and Russell Commodity Strategies Fund having	its benchmark due to underweights to Asia Pacific ex-Japan
the largest detrimental impact. Benchmark-relative performance	and Canada and the materials and energy sectors, which were
was also negatively impacted by the Fund’s out-of-benchmark	the worst hit regions and sectors in the period. An underweight
allocations to fixed income and alternative Underlying Funds, as	to energy and an overweight to consumer discretionary in the
these asset classes generally underperformed U.S. equities.	Russell Global Equity Fund contributed to positive excess return.
For the Russell Emerging Markets Fund, unsuccessful stock
How did the market conditions described in the Market	selection in China and Brazil was the main driver of the Fund’s
Summary report affect the Fund’s performance?	underperformance. Chinese stocks fell sharply and broader
It was a mixed equity market for the fiscal year ending October	emerging markets also lost significant value during the period
31, 2015. U.S. stocks (as measured by the Russell 3000® Index)	due to growth concerns. The Select International Equity Fund

Growth Strategy Fund 71

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Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

replaced the Russell International Developed Markets Fund on	Describe any changes to the Fund’s structure or allocation
March 3, 2015, and a valuation bias in this Underlying Fund led	to the Underlying Funds.
to benchmark-relative underperformance as lower price-to-book	RIMCo has the discretion to vary the Fund’s actual allocation from
stocks strongly underperformed.	the target strategic asset allocation by up to +/- 5% at the equity,
The Fund’s allocation to U.S. equity Underlying Funds had a	fixed income or alternative category level based on RIMCo’s
negative effect on the Fund’s benchmark-relative performance.	capital markets research. RIMCo’s asset allocation modifications
Underlying active management within the U.S. equity Underlying	benefited the Fund’s performance relative to the Fund’s long-term
Funds detracted, as most of the U.S. equity Underlying Funds	strategic allocation.
underperformed their respective U.S. equity market segment as	Entering the fiscal year, relative to the target strategic asset
represented by their primary benchmarks. The Russell U.S. Core	allocations, the Fund maintained a broad overweight to equity
Equity Fund (an Underlying Fund through March 3, 2015) and	Underlying Funds and an underweight to alternative Underlying
the Select U.S. Equity Fund (added as an Underlying Fund on	Funds. Overall positioning was based on a cautious outlook for
March 3, 2015) both underperformed the Russell 1000® Index	commodities and anticipated rise in interest rates, which could
through March 3, 2015 due to an underweight to growth stocks,	negatively impact interest rate sensitive securities such as REITs.
which outperformed during the period. In addition, the Fund’s
strategic allocation to the Russell U.S. Small Cap Equity Fund	On March 3, 2015, RIMCo implemented a new target strategic
also detracted from the Fund’s benchmark-relative performance,	asset allocation that replaced the Russell U.S. Core Equity Fund
as U.S. small cap equity underperformed the Fund’s benchmark	with the Select U.S. Equity Fund and the Russell International
and the Underlying Fund underperformed its Russell 2000®	Developed Markets Fund with the Select International Equity
Index benchmark due to an overweight to micro-capitalization	Fund. The Fund’s target strategic asset allocation to various
stocks which underperformed during the period.	Underlying Funds was modified, and the strategic allocation to the Russell Multi-Strategy Alternative Fund was removed.
The Fund’s strategic allocation to fixed income Underlying
Funds generally had a negative impact on its benchmark-relative	In connection with this reallocation, RIMCo also shifted the
performance as fixed income underperformed U.S. equity. An	Fund’s tactical allocations relative to the new target strategic
allocation to the Russell Global Opportunistic Credit Fund	asset allocation as follows:
detracted, as this Underlying Fund underperformed the Fund’s	- 1.00% underweight to the Russell Global Real Estate Securities
benchmark. From an active management perspective, the Russell	Fund resulting in a 1.00% overweight to the Russell Global
Global Opportunistic Credit Fund underperformed its benchmark	Opportunistic Credit Fund. This tactical change was intended to
largely because of an ex-benchmark allocation to local currency	reduce exposure to asset classes sensitive to anticipated rising
emerging market debt and the associated currency risk as the U.S.	interest rates.
dollar appreciated strongly versus emerging market currencies.	On May 1, 2015, RIMCo added a RIMCo-managed positioning
The allocation to the Russell Strategic Bond Fund was slightly	strategy at a 2.00% weight. The addition of the positioning
positive from a benchmark-relative perspective. The Russell	strategy resulted in a 2.00% reduction in the Fund’s allocation
Strategic Bond Fund was negatively impacted by its overweight	to the Select U.S. Equity Fund. The strategy had a U.S. large cap
to credit, but its currency positioning drove excess return relative	strategic exposure through the use of index futures contracts,
to its benchmark.	and did not result in a change to the Fund’s overall U.S. equity
The Fund’s strategic allocation to alternative Underlying Funds	exposure.
had a negative impact on benchmark-relative performance	On September 3, 2015, RIMCo reduced the Fund’s underweight
as each of these asset classes underperformed the Fund’s U.S.	to the Russell Commodity Strategies Fund by 1.00% due to
equity benchmark. From an active management standpoint,	limited commodity price appreciation expectations over the
performance of these Underlying Funds was mixed. The Russell	medium term. This resulted in a 1.00% overweight to the Select
Global Infrastructure Fund and the Russell Global Real Estate	U.S. Equity Fund.
Securities Fund outperformed their respective benchmarks
while the Russell Commodity Strategies Fund underperformed	At the end of the fiscal year, the Fund was positioned with less
its benchmark. The Russell Global Infrastructure Fund and the	than benchmark risk levels and for rising interest rates, with
Russell Global Real Estate Securities Fund both benefited from	underweights to the Russell Global Real Estate Securities Fund
strong stock selection by underlying money managers. The Russell	and Russell Commodity Strategies Fund funding an overweight to
Commodity Strategies Fund underperformed its benchmark due	the Russell Global Opportunistic Credit Fund and the Select U.S.
largely to exposure to the energy sector.	Equity Fund.

72 Growth Strategy Fund

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Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by
the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
affiliated organization. These views are subject to change
at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

^ In preceding years, the performance of the Fund’s Class E Shares was used in the line graph, but Class S Shares are considered to be a better representation to shareholders as Class S Shares are the primary retail share class of the Fund.

* Assumes initial investment on November 1, 2005.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

*** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

**** Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on May 19, 2006.  The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class E Shares from January 1, 2005 to March 28, 2006 and the returns of Class R2 Shares from March 29, 2006 to September 30, 2014.

‡‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Growth Strategy Fund 73

Russell Investment Company
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Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$952.50	$1,022.33
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$2.81	$2.91

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$949.00	$1,018.55
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$6.48	$6.72
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.32%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$953.30	$1,022.33
	Expenses Paid During Period*	$2.81	$2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

74 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R1	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$954.50	$1,023.84
Expenses Paid During Period*	$1.33	$1.38

* Expenses are equal to the Fund's annualized expense ratio of 0.27%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$952.90	$1,022.58
Expenses Paid During Period*	$2.56	$2.65

* Expenses are equal to the Fund's annualized expense ratio of 0.52%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$951.30	$1,021.32
Expenses Paid During Period*	$3.79	$3.92

* Expenses are equal to the Fund's annualized expense ratio of 0.77%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$954.20	$1,023.59
Expenses Paid During Period*	$1.58	$1.63

* Expenses are equal to the Fund's annualized expense ratio of 0.32%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Growth Strategy Fund 75

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Growth Strategy Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 97.6%
Alternative - 10.8%
Russell Commodity Strategies Fund Class Y	9,508,809		54,010
Russell Global Infrastructure Fund Class Y	8,176,990		93,545
Russell Global Real Estate Securities Fund Class Y	1,477,732		56,730
			204,285

Domestic Equities - 36.3%
Russell U.S. Defensive Equity Fund Class Y	3,207,249		153,146
Russell U.S. Dynamic Equity Fund Class Y	13,504,607		153,412
Russell U.S. Small Cap Equity Fund Class Y	5,880,982		168,431
Select U.S. Equity Fund Class Y	19,607,458		210,585
			685,574

Fixed Income - 16.8%
Russell Global Opportunistic Credit Fund Class Y	10,285,237		94,007
Russell Strategic Bond Fund Class Y	20,434,187		223,346
			317,353

International Equities - 33.7%
Russell Emerging Markets Fund Class Y	10,613,831		161,755
Russell Global Equity Fund Class Y	19,936,071		228,866
Select International Equity Fund Class Y	26,807,275		244,750
			635,371

Total Investments in Russell Affiliated Mutual Funds
(cost $1,760,625)			1,842,583

Short-Term Investments - 1.8%
Russell U.S. Cash Management Fund	33,266,044	(8)	33,266
Total Short-Term Investments
(cost $33,266)			33,266

Total Investments 99.4%
(identified cost $1,793,891)			1,875,849

Other Assets and Liabilities, Net - 0.6%			12,555
Net Assets - 100.0%			1,888,404

See accompanying notes which are an integral part of the financial statements.

76 Growth Strategy Fund

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Growth Strategy Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of			Notional	Expiration	(Depreciation)
		Contracts			Amount	Date	$
Long Positions
Amsterdam Index Futures			33	EUR	3,045	11/15	209
CAC40 10 EURO Index Futures			210	EUR	10,281	11/15	634
DAX Index Futures			36	EUR	9,738	12/15	675
Euro STOXX Index 50 Futures			189	EUR	6,432	12/15	441
FTSE/MIB Index Futures			24	EUR	2,693	12/15	110
IBEX 35 Index Futures			35	EUR	3,600	11/15	95
MSCI EAFE Mini Index Futures			197	USD	17,307	12/15	518
MSCI Emerging Markets Mini Index Futures			90	USD	3,797	12/15	203
OMXS30 Index Futures			149	SEK	22,290	11/15	66
Russell 1000 Index Mini Futures			30	USD	3,452	12/15	154
Russell 2000 Mini Index Futures			36	USD	4,170	12/15	39
S&P 500 E-Mini Index Futures			488	USD	50,599	12/15	3,093
S&P Mid 400 E-Mini Index Futures			35	USD	5,045	12/15	108
TOPIX Index Futures			25	JPY	389,624	12/15	254
Short Positions
FTSE 100 Index Futures			146	GBP	9,227	12/15	(410)
MSCI EAFE Mini Index Futures			205	USD	18,010	12/15	(479)
MSCI Emerging Markets Mini Index Futures			124	USD	5,231	12/15	(277)
S&P/TSX 50 Index Futures			136	CAD	21,554	12/15	(98)
SPI 200 Index Futures			151	AUD	19,766	12/15	(452)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							4,883

Options Written
Amounts in thousands (except contract amounts)

Transactions in options written contracts for the period ended October 31, 2015 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding October 31, 2014				—	$—
Opened		452,394			995
Closed		(452,394)			(995)
Expired				—	—
Outstanding October 31, 2015				—	$—

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
Bank of Montreal	CAD	10,094		USD	7,523	11/06/15	(197)
Bank of Montreal	EUR	6,637		USD	7,435	11/06/15	136
Bank of Montreal	GBP	2,781		USD	4,215	11/06/15	(72)
Bank of Montreal	JPY	569,462		USD	4,737	11/06/15	18
Bank of Montreal	SGD	1,514		USD	1,062	11/06/15	(18)
BNP Paribas	CHF	8,079		USD	8,309	11/06/15	135
BNP Paribas	EUR	6,637		USD	7,445	11/06/15	147
BNP Paribas	GBP	2,781		USD	4,222	11/06/15	(65)
BNP Paribas	JPY	569,462		USD	4,737	11/06/15	18
Brown Brothers Harriman	USD	1,309	AUD		1,842	11/06/15	5
Brown Brothers Harriman	USD	1,837		CAD	2,418	11/06/15	12
Brown Brothers Harriman	USD	1,989		CHF	1,968	11/06/15	2
Brown Brothers Harriman	USD	7,032		EUR	6,384	11/06/15	(12)
Brown Brothers Harriman	USD	4,176		GBP	2,723	11/06/15	21
Brown Brothers Harriman	USD	4,294		JPY	517,682	11/06/15	(4)
Brown Brothers Harriman	AUD	1,842		USD	1,307	12/07/15	(5)
Brown Brothers Harriman	CAD	2,418		USD	1,837	12/07/15	(12)

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 77

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Growth Strategy Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Brown Brothers Harriman	CHF	1,968	USD	1,991	12/07/15	(2)
Brown Brothers Harriman	EUR	6,384	USD	7,035	12/07/15	11
Brown Brothers Harriman	GBP	2,723	USD	4,176	12/07/15	(21)
Brown Brothers Harriman	JPY	517,682	USD	4,295	12/07/15	4
Royal Bank of Canada	USD	1,308	AUD	1,842	11/06/15	5
Royal Bank of Canada	USD	1,837	CAD	2,418	11/06/15	12
Royal Bank of Canada	USD	1,989	CHF	1,968	11/06/15	2
Royal Bank of Canada	USD	7,033	EUR	6,384	11/06/15	(12)
Royal Bank of Canada	USD	4,177	GBP	2,723	11/06/15	20
Royal Bank of Canada	USD	2,432	GBP	1,590	12/16/15	19
Royal Bank of Canada	USD	4,267	GBP	2,790	12/16/15	33
Royal Bank of Canada	USD	4,294	JPY	517,682	11/06/15	(4)
Royal Bank of Canada	USD	10,927	JPY	1,312,020	12/16/15	(47)
Royal Bank of Canada	USD	22,856	JPY	2,744,400	12/16/15	(98)
Royal Bank of Canada	USD	2,856	SEK	24,325	11/06/15	(9)
Royal Bank of Canada	AUD	1,842	USD	1,306	12/07/15	(5)
Royal Bank of Canada	AUD	4,890	USD	3,425	12/16/15	(55)
Royal Bank of Canada	AUD	11,350	USD	7,949	12/16/15	(127)
Royal Bank of Canada	CAD	2,418	USD	1,837	12/07/15	(12)
Royal Bank of Canada	CAD	4,900	USD	3,690	12/16/15	(57)
Royal Bank of Canada	CAD	11,580	USD	8,720	12/16/15	(134)
Royal Bank of Canada	CHF	1,968	USD	1,991	12/07/15	(2)
Royal Bank of Canada	EUR	6,637	USD	7,442	11/06/15	143
Royal Bank of Canada	EUR	6,384	USD	7,035	12/07/15	12
Royal Bank of Canada	EUR	7,020	USD	7,895	12/16/15	170
Royal Bank of Canada	EUR	17,610	USD	19,804	12/16/15	426
Royal Bank of Canada	GBP	2,781	USD	4,219	11/06/15	(68)
Royal Bank of Canada	GBP	2,723	USD	4,176	12/07/15	(20)
Royal Bank of Canada	HKD	17,353	USD	2,239	11/06/15	—
Royal Bank of Canada	JPY	569,462	USD	4,739	11/06/15	19
Royal Bank of Canada	JPY	517,682	USD	4,296	12/07/15	4
Royal Bank of Canada	SEK	24,325	USD	2,858	12/07/15	9
State Street	USD	1,308	AUD	1,842	11/06/15	5
State Street	USD	1,837	CAD	2,418	11/06/15	12
State Street	USD	1,989	CHF	1,968	11/06/15	2
State Street	USD	7,032	EUR	6,384	11/06/15	(12)
State Street	USD	4,176	GBP	2,723	11/06/15	21
State Street	USD	2,218	HKD	17,188	11/06/15	—
State Street	USD	4,294	JPY	517,682	11/06/15	(4)
State Street	USD	1,049	SGD	1,470	11/06/15	—
State Street	AUD	7,767	USD	5,451	11/06/15	(87)
State Street	AUD	1,842	USD	1,306	12/07/15	(5)
State Street	CAD	2,418	USD	1,837	12/07/15	(12)
State Street	CHF	1,968	USD	1,991	12/07/15	(2)
State Street	EUR	6,637	USD	7,443	11/06/15	143
State Street	EUR	6,384	USD	7,035	12/07/15	11
State Street	GBP	2,781	USD	4,223	11/06/15	(63)
State Street	GBP	2,723	USD	4,176	12/07/15	(20)
State Street	HKD	17,188	USD	2,218	12/07/15	—
State Street	JPY	569,462	USD	4,737	11/06/15	18
State Street	JPY	517,682	USD	4,295	12/07/15	3
State Street	SEK	25,661	USD	3,060	11/06/15	57
State Street	SGD	1,470	USD	1,048	12/07/15	—
UBS	USD	280	AUD	398	11/06/15	4
UBS	USD	1,306	AUD	1,842	11/06/15	7
UBS	USD	319	CAD	422	11/06/15	4
UBS	USD	1,835	CAD	2,418	11/06/15	14
UBS	USD	213	CHF	207	11/06/15	(3)
UBS	USD	1,988	CHF	1,968	11/06/15	4
UBS	USD	1,133	EUR	1,011	11/06/15	(22)
UBS	USD	7,030	EUR	6,384	11/06/15	(10)
UBS	USD	352	GBP	232	11/06/15	6
UBS	USD	4,179	GBP	2,723	11/06/15	18

See accompanying notes which are an integral part of the financial statements.

78 Growth Strategy Fund

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Growth Strategy Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount	Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
UBS	USD	21	HKD	165	11/06/15	—
UBS	USD	1,732	JPY	207,122	11/06/15	(15)
UBS	USD	4,291	JPY	517,682	11/06/15	(1)
UBS	USD	160	SEK	1,336	11/06/15	(4)
UBS	USD	31	SGD	44	11/06/15	1
UBS	AUD	1,842	USD	1,304	12/07/15	(7)
UBS	CAD	2,418	USD	1,835	12/07/15	(14)
UBS	CHF	1,968	USD	1,989	12/07/15	(4)
UBS	EUR	6,384	USD	7,033	12/07/15	10
UBS	GBP	2,723	USD	4,178	12/07/15	(18)
UBS	JPY	517,682	USD	4,292	12/07/15	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						362

Total Return Swap Contracts (*)
Amounts in thousands
Fund Receives/(Pays)			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty		Amount		Date	$
Long Reference Entity
Dow Jones U.S. Real Estate Index	Bank of America		USD	56,401	03/07/16	(5,492)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)						(5,492)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fees were all based on the
3-month LIBOR rate plus a fee of 0.120%.

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$1,842,583	$—		$—	$1,842,583	97.6
Short-Term Investments	—	33,266		—	33,266	1.8
Total Investments	1,842,583	33,266		—	1,875,849	99.4
Other Assets and Liabilities, Net						0.6
						100.0
Other Financial Instruments
Futures Contracts	4,883	—		—	4,883	0.3
Foreign Currency Exchange Contracts	24	338		—	362	—*
Total Return Swap Contracts	—	(5,492)		—	(5,492)	(0.3)
Total Other Financial Instruments**	$4,907	$(5,154)		$—	$(247)

* Less than .05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 79

Russell Investment Company
Growth Strategy Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$1,723
Variation margin on futures contracts*	6,599	—
Total	$6,599	$1,723

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$1,716	$—
Unrealized depreciation on foreign currency exchange contracts	—	1,361
Total return swap contracts, at fair value	5,492	—
Total	$7,208	$1,361
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments**	$(855)	$—
Futures contracts	1,867	—
Options written	(722)	—
Foreign currency-related transactions***	—	1,999
Total	$290	$1,999

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$4,883	$—
Total return swap contracts	(5,492)	—
Foreign currency-related transactions****	—	362
Total	$(609)	$362
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
***	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
****	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

80 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$1,723	$ — $	1,723
Futures Contracts	Variation margin on futures contracts	663	—	663
Total Financial and Derivative Assets		2,386	—	2,386
Financial and Derivative Assets not subject to a netting agreement		(703)	—	(703)
Total Financial and Derivative Assets subject to a netting agreement		$1,683	$ — $	1,683

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of Montreal	$154	$154	$ — $	—
BNP Paribas	299	65	—	234
Brown Brothers Harriman	55	55	—	—
Royal Bank of Canada	875	650	—	225
State Street	233	190	—	43
UBS	67	67	—	—
Total	$1,683	$1,181	$ — $	502

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 81

Russell Investment Company
Growth Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
				Gross	Net Amounts
				Amounts	of Liabilities
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities		Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts		$311	$ — $	311
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts		1,361	—	1,361
Total Return Swap Contracts	Total return swap contracts, at fair value		5,492	—	5,492
Total Financial and Derivative Liabilities			7,164	—	7,164
Financial and Derivative Liabilities not subject to a netting agreement			(327)	—	(327)
Total Financial and Derivative Liabilities subject to a netting agreement			$6,837	$ — $	6,837

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities
		Net Amounts
		of Liabilities
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Pledged^	Net Amount
Bank of America		$5,492	$—	$ — $	5,492
Bank of Montreal		288	154	—	134
BNP Paribas		65	65	—	—
Brown Brothers Harriman		55	55	—	—
Royal Bank of Canada		650	650	—	—
State Street		190	190	—	—
UBS		97	67	—	30
Total		$6,837	$1,181	$ — $	5,656

^ Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

82 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$1,793,891
Investments, at fair value(>)	1,875,849
Cash (restricted)(a)(b)	19,260
Unrealized appreciation on foreign currency exchange contracts	1,723
Receivables:
Dividends from affiliated Russell funds	3
Investments sold	2,731
Fund shares sold	1,985
Variation margin on futures contracts	663
Total assets	1,902,214

Liabilities
Payables:
Investments purchased	1,693
Fund shares redeemed	3,645
Accrued fees to affiliates	1,200
Other accrued expenses	108
Variation margin on futures contracts	311
Unrealized depreciation on foreign currency exchange contracts	1,361
Total return swap contracts, at fair value(8)	5,492
Total liabilities	13,810

Net Assets	$1,888,404

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 83

Russell Investment Company
Growth Strategy Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$5,132
Accumulated net realized gain (loss)	(15,769)
Unrealized appreciation (depreciation) on:
Investments	81,958
Futures contracts	4,883
Total return swap contracts	(5,492)
Foreign currency-related transactions	362
Shares of beneficial interest	1,628
Additional paid-in capital	1,815,702
Net Assets	$1,888,404

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.68
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.39
Class A — Net assets	$664,817,181
Class A — Shares outstanding ($.01 par value)	56,901,400
Net asset value per share: Class C(#)	$11.36
Class C — Net assets	$652,441,545
Class C — Shares outstanding ($.01 par value)	57,440,844
Net asset value per share: Class E(#)	$11.73
Class E — Net assets	$25,868,265
Class E — Shares outstanding ($.01 par value)	2,205,407
Net asset value per share: Class R1(#)	$11.81
Class R1 — Net assets	$99,618,319
Class R1 — Shares outstanding ($.01 par value)	8,435,597
Net asset value per share: Class R4(#)	$11.72
Class R4 — Net assets	$110,915,997
Class R4 — Shares outstanding ($.01 par value)	9,462,645
Net asset value per share: Class R5(#)	$11.73
Class R5 — Net assets	$63,730,614
Class R5 — Shares outstanding ($.01 par value)	5,433,836
Net asset value per share: Class S(#)	$11.81
Class S — Net assets	$271,011,799
Class S — Shares outstanding ($.01 par value)	22,949,244
Amounts in thousands
(>) Investments in affiliated Russell funds	$1,875,849
(8) Total return swap contracts – premium paid (received)	$—
(a) Cash Collateral for Futures	$13,600
(b) Cash Collateral for Swaps	$5,660
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

84 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$64,906

Expenses
Advisory fees	4,209
Administrative fees	894
Custodian fees	38
Distribution fees - Class A	1,806
Distribution fees - Class C	5,347
Distribution fees - Class R5	195
Transfer agent fees - Class A	1,445
Transfer agent fees - Class C	1,426
Transfer agent fees - Class E	82
Transfer agent fees - Class R1	238
Transfer agent fees - Class R4	261
Transfer agent fees - Class R5	156
Transfer agent fees - Class S	601
Professional fees	75
Registration fees	165
Shareholder servicing fees - Class C	1,782
Shareholder servicing fees - Class E	103
Shareholder servicing fees - Class R4	326
Shareholder servicing fees - Class R5	195
Trustees’ fees	53
Printing fees	258
Miscellaneous	50
Expenses before reductions	19,705
Expense reductions	(3,622)
Net expenses	16,083
Net investment income (loss)	48,823

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	87,148
Futures contracts	1,867
Options written	(722)
Foreign currency-related transactions	1,999
Capital gain distributions from Underlying Funds	74,902
Net realized gain (loss)	165,194
Net change in unrealized appreciation (depreciation) on:
Investments	(245,938)
Futures contracts	4,883
Total return swap contracts	(5,492)
Foreign currency-related transactions	362
Net change in unrealized appreciation (depreciation)	(246,185)
Net realized and unrealized gain (loss)	(80,991)
Net Increase (Decrease) in Net Assets from Operations	$(32,168)

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 85

Russell Investment Company
Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$48,823	$41,427
Net realized gain (loss)	165,194	126,040
Net change in unrealized appreciation (depreciation)	(246,185)	(20,561)
Net increase (decrease) in net assets from operations	(32,168)	146,906

Distributions
From net investment income
Class A	(15,921)	(13,746)
Class C	(13,333)	(10,736)
Class E	(1,026)	(1,171)
Class R1	(3,046)	(3,452)
Class R2	—	(3,542)
Class R3	—	(2,050)
Class R4	(3,089)	(71)
Class R5	(1,791)	—
Class S	(7,269)	(6,291)
Distribution in excess
Class A	(1,608)	—
Class C	(1,347)	—
Class E	(104)	—
Class R1	(307)	—
Class R4	(312)	—
Class R5	(181)	—
Class S	(734)	—
Net decrease in net assets from distributions	(50,068)	(41,059)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(311,093)	(231,318)
Total Net Increase (Decrease) in Net Assets	(393,329)	(125,471)

Net Assets
Beginning of period	2,281,733	2,407,204
End of period	$1,888,404	$2,281,733
Undistributed (overdistributed) net investment income included in net assets	$5,132	$368

See accompanying notes which are an integral part of the financial statements.

86 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	4,192	$50,206	6,504	$77,288
Proceeds from reinvestment of distributions	1,456	17,454	1,166	13,678
Payments for shares redeemed	(11,284)	(134,983)	(11,364)	(135,185)
Net increase (decrease)	(5,636)	(67,323)	(3,694)	(44,219)
Class C
Proceeds from shares sold	5,813	67,853	9,321	108,245
Proceeds from reinvestment of distributions	1,246	14,566	928	10,629
Payments for shares redeemed	(13,887)	(161,705)	(13,211)	(153,923)
Net increase (decrease)	(6,828)	(79,286)	(2,962)	(35,049)
Class E
Proceeds from shares sold	461	5,566	644	7,635
Proceeds from reinvestment of distributions	93	1,124	99	1,167
Payments for shares redeemed	(2,524)	(30,334)	(2,541)	(30,300)
Net increase (decrease)	(1,970)	(23,644)	(1,798)	(21,498)
Class R1
Proceeds from shares sold	1,497	18,136	2,426	29,121
Proceeds from reinvestment of distributions	277	3,353	290	3,452
Payments for shares redeemed	(5,558)	(67,070)	(4,677)	(55,804)
Net increase (decrease)	(3,784)	(45,581)	(1,961)	(23,231)
Class R2
Proceeds from shares sold	—	—	1,396	16,665
Proceeds from reinvestment of distributions	—	—	301	3,542
Payments for shares redeemed	—	—	(18,804)	(223,963)
Net increase (decrease)	—	—	(17,107)	(203,756)
Class R3
Proceeds from shares sold	—	—	869	10,368
Proceeds from reinvestment of distributions	—	—	174	2,049
Payments for shares redeemed	—	—	(12,713)	(151,231)
Net increase (decrease)	—	—	(11,670)	(138,814)
Class R4
Proceeds from shares sold	813	9,759	12,581	149,479
Proceeds from reinvestment of distributions	283	3,401	6	71
Payments for shares redeemed	(3,837)	(46,192)	(383)	(4,512)
Net increase (decrease)	(2,741)	(33,032)	12,204	145,038
Class R5
Proceeds from shares sold	593	7,106	7,811	92,873
Proceeds from reinvestment of distributions	164	1,972	—	—
Payments for shares redeemed	(3,044)	(36,588)	(90)	(1,064)
Net increase (decrease)	(2,287)	(27,510)	7,721	91,809
Class S
Proceeds from shares sold	4,632	56,042	7,643	91,934
Proceeds from reinvestment of distributions	654	7,914	524	6,225
Payments for shares redeemed	(8,195)	(98,673)	(8,269)	(99,757)
Net increase (decrease)	(2,909)	(34,717)	(102)	(1,598)
Total increase (decrease)	(26,155)	$(311,093)	(19,369)	$(231,318)

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 87

Russell Investment Company
Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	$
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Distributions in Excess
Class A
October 31, 2015	12.14	.30	(.48)	(.18)	(.25)	(.03)
October 31, 2014	11.60	.23	.52	.75	(.21)	—
October 31, 2013	10.11	.17	1.48	1.65	(.16)	—
October 31, 2012	9.56	.17	.55	.72	(.17)	—
October 31, 2011	9.68	.21	(.13)	.08	(.20)	—

Class C
October 31, 2015	11.85	.20	(.46)	(.26)	(.21)	(.02)
October 31, 2014	11.36	.13	.52	.65	(.16)	—
October 31, 2013	9.93	.08	1.46	1.54	(.11)	—
October 31, 2012	9.41	.10	.53	.63	(.11)	—
October 31, 2011	9.57	.13	(.12)	.01	(.17)	—

Class E
October 31, 2015	12.19	.35	(.53)	(.18)	(.25)	(.03)
October 31, 2014	11.64	.24	.52	.76	(.21)	—
October 31, 2013	10.15	.18	1.47	1.65	(.16)	—
October 31, 2012	9.59	.18	.54	.72	(.16)	—
October 31, 2011	9.69	.29	(.20)	.09	(.19)	—

Class R1
October 31, 2015	12.27	.36	(.50)	(.14)	(.29)	(.03)
October 31, 2014	11.72	.29	.52	.81	(.26)	—
October 31, 2013	10.21	.20	1.50	1.70	(.19)	—
October 31, 2012	9.65	.21	.56	.77	(.21)	—
October 31, 2011	9.75	.22	(.09)	.13	(.23)	—

Class R4(3)
October 31, 2015	12.18	.33	(.50)	(.17)	(.26)	(.03)
October 31, 2014	11.64	.26	.50	.76	(.22)	—
October 31, 2013	10.14	.19	1.48	1.67	(.17)	—
October 31, 2012	9.59	.19	.54	.73	(.18)	—
October 31, 2011	9.70	.10	— (h)	.10	(.21)	—

Class R5(4)
October 31, 2015	12.19	.31	(.50)	(.19)	(.25)	(.02)
October 31, 2014	11.65	.24	.49	.73	(.19)	—
October 31, 2013	10.16	.17	1.47	1.64	(.15)	—
October 31, 2012	9.59	.20	.52	.72	(.15)	—
October 31, 2011	9.71	.21	(.14)	.07	(.19)	—

Class S
October 31, 2015	12.27	.34	(.49)	(.15)	(.28)	(.03)
October 31, 2014	11.72	.26	.53	.79	(.24)	—
October 31, 2013	10.21	.19	1.50	1.69	(.18)	—
October 31, 2012	9.65	.20	.55	.75	(.19)	—
October 31, 2011	9.76	.24	(.14)	.10	(.21)	—

See accompanying notes which are an integral part of the financial statements.

88 Growth Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.28)	11.68	(1.50)	664,817.72		.56	2.51	39
(.21)	12.14	6.52	759,361.72		.56	1.91	22
(.16)	11.60	16.55	768,352.71		.57	1.53	11
(.17)	10.11	7.64	713,412.70		.56	1.79	23
(.20)	9.56	.75	734,024.73		.55	2.12	7

(.23)	11.36	(2.31)	652,442	1.47	1.31	1.68	39
(.16)	11.85	5.77	761,495	1.47	1.31	1.12	22
(.11)	11.36	15.62	763,893	1.46	1.32	.76	11
(.11)	9.93	6.84	704,704	1.45	1.31	1.05	23
(.17)	9.41	.05	738,624	1.48	1.30	1.36	7

(.28)	11.73	(1.51)	25,868.72		.56	2.89	39
(.21)	12.19	6.57	50,878.72		.56	2.04	22
(.16)	11.64	16.47	69,531.71		.57	1.67	11
(.16)	10.15	7.69	95,667.70		.56	1.87	23
(.19)	9.59	.88	130,274.72		.55	2.92	7

(.32)	11.81	(1.15)	99,618.47		.23	2.96	39
(.26)	12.27	6.95	149,940.47		.17	2.43	22
(.19)	11.72	16.93	166,211.46		.17	1.87	11
(.21)	10.21	8.15	143,252.45		.14	2.08	23
(.23)	9.65	1.23	116,928.48		.12	2.22	7

(.29)	11.72	(1.42)	110,916.72		.48	2.72	39
(.22)	12.18	6.63	148,650.72		.42	2.19	22
(.17)	11.64	16.73	199,046.71		.42	1.74	11
(.18)	10.14	7.81	200,007.70		.39	1.97	23
(.21)	9.59	1.00	196,374.73		.37	1.03	7

(.27)	11.73	(1.71)	63,731.97		.73	2.60	39
(.19)	12.19	6.37	94,141.97		.67	2.01	22
(.15)	11.65	16.37	135,920.96		.67	1.57	11
(.15)	10.16	7.65	171,237.95		.64	2.03	23
(.19)	9.59	.70	500,954.98		.62	2.12	7

(.31)	11.81	(1.23)	271,012.47		.31	2.81	39
(.24)	12.27	6.81	317,268.47		.31	2.16	22
(.18)	11.72	16.80	304,251.46		.32	1.71	11
(.19)	10.21	7.96	258,600.45		.31	2.01	23
(.21)	9.65	1.01	254,107.48		.30	2.37	7

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 89

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

Equity Growth Strategy Fund - Class A‡			Equity Growth Strategy Fund - Class R5‡‡‡‡
	Total			Total
	Return			Return
1 Year	(7.47)%		1 Year	(1.94)%
5 Years	5.11	%§	5 Years	6.25	%§
10 Years	3.52	%§	10 Years	3.94	%§

Equity Growth Strategy Fund - Class C			Equity Growth Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	(2.51)%		1 Year	(1.54)%
5 Years	5.56	%§	5 Years	6.63	%§
10 Years	3.35	%§	10 Years	4.40	%§

Equity Growth Strategy Fund - Class E			Russell 1000®Index**
	Total			Total
	Return			Return
1 Year	(1.78)%		1 Year	4.86%
5 Years	6.37	%§	5 Years	14.32	%§
10 Years	4.13	%§	10 Years	7.98	%§

Equity Growth Strategy Fund - Class R1‡‡			Russell Developed ex-U.S. Large Cap® Index Net***
	Total			Total
	Return			Return
1 Year	(1.45)%		1 Year	(1.36)%
5 Years	6.79	%§	5 Years	4.48	%§
10 Years	4.47	%§	10 Years	4.32	%§

Equity Growth Strategy Fund - Class R4‡‡‡
	Total
	Return
1 Year	(1.66)%
5 Years	6.53	%§
10 Years	4.22	%§

90 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Equity Growth Strategy Fund (the “Fund”) is a fund of funds	-1.36% (as measured by the Russell Developed ex-U.S. Large Cap®
that invests principally in other Russell Investment Company	Index) and emerging markets returned -13.58% (as measured by
mutual funds (the “Underlying Funds”). The Underlying Funds	the Russell Emerging Markets Index). The underperformance of
employ a multi-manager approach whereby portions of the	non-U.S. equities versus U.S. equities was a key negative driver
Underlying Funds are allocated to different money managers.	to the Fund’s benchmark-relative performance, as U.S. equities
Underlying Fund assets not allocated to money managers	finished at 4.86% for the fiscal year as measured by the Fund’s
are managed by Russell Investment Management Company	benchmark.
(“RIMCo”), the Fund’s and Underlying Funds’ advisor. RIMCo,	The fiscal year ended October 31, 2015 was characterized by
as the Underlying Funds’ advisor, may change the allocation of	slowing global growth and commodity price weakness. Overall,
the Underlying Funds’ assets among money managers at any	this was modestly positive for fixed income assets, as yields fell.
time. An exemptive order from the Securities and Exchange	However, the Fund’s exposure to the fixed income asset class had
Commission (“SEC”) permits RIMCo to engage or terminate a	a negative effect on benchmark-relative performance as core fixed
money manager in an Underlying Fund at any time, subject to	income underperformed U.S. equities.
approval by the Underlying Fund’s Board, without a shareholder
vote. Pursuant to the terms of the exemptive order, an Underlying	Within alternative strategies, commodities exposure had the
Fund is required to notify its shareholders within 90 days of when	largest negative impact on the Fund, as the asset class (as
a money manager begins providing services.	measured by the Bloomberg Commodity Index Total Return) lost
25.72% during the period, significantly underperforming U.S.
What is the Fund’s investment objective?	equities. Global REITs and listed infrastructure (as represented
The Fund seeks to provide high long term capital appreciation.	by the FTSE EPRA/NAREIT Developed Real Estate Index (Net)
and S&P Global Infrastructure Index (Net)) finished the fiscal
How did the Fund perform relative to its benchmark for the	year up 2.68% and down 6.29%, respectively. Both of these asset
fiscal year ended October 31, 2015?	classes underperformed U.S. equities, which negatively impacted
For the fiscal year ended October 31, 2015, the Fund’s Class A,	the Fund’s benchmark-relative performance.
Class C, Class E, Class R1, Class R4, Class R5 and Class S Shares
lost 1.80%, 2.51%, 1.78%, 1.45%, 1.66%, 1.94% and 1.54%,	How did the investment strategies and techniques employed
respectively. This is compared to the Fund’s primary benchmark,	by the Fund and the money managers of the Underlying
the Russell 1000® Index, which gained 4.86% during the same	Funds affect the Fund’s performance?
period. The Fund’s performance includes operating expenses,	The Fund is a fund of funds and its performance is based on
whereas the Index returns are unmanaged and do not include	RIMCo’s strategic asset allocations and the performance of the
expenses of any kind.	Underlying Funds in which the Fund invests.
For the fiscal year ended October 31, 2015, the Morningstar®	With respect to the Fund’s global equity exposure, the Fund’s
World Stock Allocation, a group of funds that Morningstar	strategic allocation to the Russell International Developed Markets
considers to have investment strategies similar to those of the	Fund through March 3, 2015 and the Russell Global Equity Fund
Fund, gained 0.34%. This result serves as a peer comparison and	and Russell Emerging Markets Fund throughout the fiscal year
is expressed net of operating expenses.	negatively impacted the Fund’s benchmark-relative performance
The Fund’s strategic allocation to commodities and non-U.S.	given that non-U.S. equities underperformed the Fund’s U.S.
equity Underlying Funds negatively impacted benchmark-relative	equity benchmark. From an active management standpoint, the
performance, with the Fund’s allocation to the Russell Emerging	Russell International Developed Markets Fund outperformed
Markets Fund and Russell Commodity Strategies Fund having	its benchmark due to underweights to Asia Pacific ex-Japan
the largest detrimental impact. Benchmark-relative performance	and Canada and the materials and energy sectors, which were
was also negatively impacted by the Fund’s out-of-benchmark	the worst hit regions and sectors in the period. An underweight
allocations to fixed income and alternative Underlying Funds, as	to energy and an overweight to consumer discretionary in the
these asset classes generally underperformed U.S. equities.	Russell Global Equity Fund contributed to positive excess return.
For the Russell Emerging Markets Fund, unsuccessful stock
How did the market conditions described in the Market	selection in China and Brazil was the main driver of the Fund’s
Summary report affect the Fund’s performance?	underperformance. Chinese stocks fell sharply and broader
It was a mixed equity market for the fiscal year ending October	emerging markets also lost significant value during the period
31, 2015. U.S. stocks (as measured by the Russell 3000® Index)	due to growth concerns. The Select International Equity Fund
returned 4.49% over the period, while non-U.S. equities returned	replaced the Russell International Developed Markets Fund on

Equity Growth Strategy Fund 91

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

March 3, 2015, and a valuation bias in this Underlying Fund led	RIMCo has the discretion to vary the Fund’s actual allocation from
to benchmark-relative underperformance as lower price-to-book	the target strategic asset allocation by up to +/- 5% at the equity,
stocks strongly underperformed.	fixed income or alternative category level based on RIMCo’s
The Fund’s allocation to U.S. equity Underlying Funds had a	capital markets research. RIMCo’s asset allocation modifications
negative effect on the Fund’s benchmark-relative performance.	benefited the Fund’s performance relative to the Fund’s long-term
Underlying active management within the U.S. equity Underlying	strategic allocation.
Funds detracted, as most of the U.S. equity Underlying Funds	Entering the fiscal year, relative to the target strategic asset
underperformed their respective U.S. equity market segment as	allocations, the Fund maintained a broad overweight to equity
represented by their primary benchmarks. The Russell U.S. Core	Underlying Funds and an underweight to alternative Underlying
Equity Fund (an Underlying Fund through March 3, 2015) and	Funds. Overall positioning was based on a cautious outlook for
the Select U.S. Equity Fund (added as an Underlying Fund on	commodities and anticipated rise in interest rates, which could
March 3, 2015) both underperformed the Russell 1000® Index	negatively impact interest rate sensitive securities such as REITs.
through March 3, 2015 due to an underweight to growth stocks,	On March 3, 2015, RIMCo implemented a new target strategic
which outperformed during the period. In addition, the Fund’s	asset allocation that replaced the Russell U.S. Core Equity Fund
strategic allocation to the Russell U.S. Small Cap Equity Fund	with the Select U.S. Equity Fund and the Russell International
also detracted from the Fund’s benchmark-relative performance,	Developed Markets Fund with the Select International Equity
as U.S. small cap equity underperformed the Fund’s benchmark	Fund. The Fund’s target strategic asset allocation to various
and the Underlying Fund underperformed its Russell 2000®	Underlying Funds was modified, and the strategic allocation to
Index benchmark due to an overweight to micro-capitalization	the Russell Multi-Strategy Alternative Fund was removed.
stocks which underperformed during the period.
In connection with this reallocation, RIMCo also shifted the
The Fund’s strategic allocation to fixed income Underlying	Fund’s tactical allocations relative to the new target strategic
Funds generally had a negative impact on its benchmark-relative	asset allocation as follows:
performance as fixed income underperformed U.S. equity. An
allocation to the Russell Global Opportunistic Credit Fund	- 1.00% underweight to the Russell Global Real Estate Securities
detracted, as this Underlying Fund underperformed the Fund’s	Fund resulting in a 1.00% overweight to the Russell Global
benchmark. From an active management perspective, the Russell	Opportunistic Credit Fund. This tactical change was intended to
Global Opportunistic Credit Fund underperformed its benchmark	reduce exposure to asset classes sensitive to anticipated rising
largely because of an ex-benchmark allocation to local currency	interest rates.
emerging market debt and the associated currency risk as the U.S.	On May 1, 2015, RIMCo added a RIMCo-managed positioning
dollar appreciated strongly versus emerging market currencies.	strategy at a 2.00% weight. The addition of the positioning
The Fund’s strategic allocation to alternative Underlying Funds	strategy resulted in a 2.00% reduction in the Fund’s allocation
had a negative impact on benchmark-relative performance	to the Select U.S. Equity Fund. The strategy had a U.S. large cap
as each of these asset classes underperformed the Fund’s U.S.	strategic exposure through the use of index futures contracts,
equity benchmark. From an active management standpoint,	and did not result in a change to the Fund’s overall U.S. equity
performance of these Underlying Funds was mixed. The Russell	exposure.
Global Infrastructure Fund and the Russell Global Real Estate	On September 3, 2015, RIMCo reduced the Fund’s underweight
Securities Fund outperformed their respective benchmarks	to the Russell Commodity Strategies Fund by 1.00% due to
while the Russell Commodity Strategies Fund underperformed	limited commodity price appreciation expectations over the
its benchmark. The Russell Global Infrastructure Fund and the	medium term. This resulted in a 1.00% overweight to the Select
Russell Global Real Estate Securities Fund both benefited from	U.S. Equity Fund.
strong stock selection by underlying money managers. The Russell	At the end of the fiscal year, the Fund was positioned with less
Commodity Strategies Fund underperformed its benchmark due	than benchmark risk levels and for rising interest rates, with
largely to exposure to the energy sector.	underweights to the Russell Global Real Estate Securities Fund
Describe any changes to the Fund’s structure or allocation	and Russell Commodity Strategies Fund funding an overweight to
to the Underlying Funds.	the Russell Global Opportunistic Credit Fund and the Select U.S.
Equity Fund.

92 Equity Growth Strategy Fund

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Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by
the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
affiliated organization. These views are subject to change
at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

^ In preceding years, the performance of the Fund’s Class E Shares was used in the line graph, but Class S Shares are considered to be a better representation to shareholders as Class S Shares are the primary retail share class of the Fund.

* Assumes initial investment on November 1, 2005.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

*** Russell Developed ex-U.S. Large Cap Index® (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on May 19, 2006.  The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class E
Shares from January 1, 2005 to March 28, 2006 and the returns of Class R2 Shares from March 29, 2006 to September 30, 2014.

‡‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Equity Growth Strategy Fund 93

Russell Investment Company
Equity Growth Strategy Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2015	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2015	$945.60	$1,022.33
May 1, 2015 to October 31, 2015.	Expenses Paid During Period*	$2.80	$2.91

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2015	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2015	$941.90	$1,018.55
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$6.46	$6.72
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.32%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2015	$945.80	$1,022.33
	Expenses Paid During Period*	$2.80	$2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

94 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R1	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$947.50	$1,024.00
Expenses Paid During Period*	$1.18	$1.22

* Expenses are equal to the Fund's annualized expense ratio of 0.24%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$946.60	$1,022.74
Expenses Paid During Period*	$2.40	$2.50

* Expenses are equal to the Fund's annualized expense ratio of 0.49%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$944.70	$1,021.48
Expenses Paid During Period*	$3.63	$3.77

* Expenses are equal to the Fund's annualized expense ratio of 0.74%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$947.10	$1,023.59
Expenses Paid During Period*	$1.57	$1.63

* Expenses are equal to the Fund's annualized expense ratio of 0.32%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Equity Growth Strategy Fund 95

Russell Investment Company
Equity Growth Strategy Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 97.6%
Alternative - 10.8%
Russell Commodity Strategies Fund Class Y	3,912,722		22,224
Russell Global Infrastructure Fund Class Y	3,355,287		38,384
Russell Global Real Estate Securities Fund Class Y	607,337		23,316
			83,924

Domestic Equities - 39.2%
Russell U.S. Defensive Equity Fund Class Y	1,485,559		70,935
Russell U.S. Dynamic Equity Fund Class Y	6,260,317		71,117
Russell U.S. Small Cap Equity Fund Class Y	2,944,366		84,328
Select U.S. Equity Fund Class Y	7,341,071		78,843
			305,223

Fixed Income - 8.9%
Russell Global Opportunistic Credit Fund Class Y	7,579,465		69,276

International Equities - 38.7%
Russell Emerging Markets Fund Class Y	5,466,291		83,306
Russell Global Equity Fund Class Y	10,269,225		117,891
Select International Equity Fund Class Y	11,023,697		100,646
			301,843

Total Investments in Russell Affiliated Mutual Funds
(cost $726,872)			760,266

Short-Term Investments - 1.7%
Russell U.S. Cash Management Fund	13,142,964	(8)	13,143
Total Short-Term Investments
(cost $13,143)			13,143

Total Investments 99.3%
(identified cost $740,015)			773,409

Other Assets and Liabilities, Net - 0.7%			5,580
Net Assets - 100.0%			778,989

See accompanying notes which are an integral part of the financial statements.

96 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Schedule of Investments, continued — October 31, 2015

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
			Number of		Notional	Expiration	(Depreciation)
			Contracts		Amount	Date	$
Long Positions
Amsterdam Index Futures			12	EUR	1,107	11/15	76
CAC40 10 EURO Index Futures			73	EUR	3,574	11/15	231
DAX Index Futures			13	EUR	3,516	12/15	207
Euro STOXX Index 50 Futures			65	EUR	2,212	12/15	141
FTSE/MIB Index Futures			9	EUR	1,010	12/15	41
IBEX 35 Index Futures			12	EUR	1,234	11/15	45
MSCI EAFE Mini Index Futures			80	USD	7,028	12/15	210
MSCI Emerging Markets Mini Index Futures			36	USD	1,519	12/15	77
OMXS30 Index Futures			51	SEK	7,630	11/15	24
Russell 1000 Index Mini Futures			12	USD	1,381	12/15	67
Russell 2000 Mini Index Futures			14	USD	1,622	12/15	18
S&P 500 E-Mini Index Futures			200	USD	20,737	12/15	1,274
S&P Mid 400 E-Mini Index Futures			15	USD	2,162	12/15	46
TOPIX Index Futures			26	JPY	405,210	12/15	265
Short Positions
FTSE 100 Index Futures			57	GBP	3,602	12/15	(134)
MSCI EAFE Mini Index Futures			95	USD	8,346	12/15	(221)
MSCI Emerging Markets Mini Index Futures			58	USD	2,447	12/15	(130)
S&P/TSX 60 Index Futures			59	CAD	9,350	12/15	(43)
SPI 200 Index Futures			58	AUD	7,592	12/15	(174)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							2,020

Options Written
Amounts in thousands (except contract amounts)

Transactions in options written contracts for the period ended October 31, 2015 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding October 31, 2014				—	$—
Opened			209,209		454
Closed			(209,209)		(454)
Expired				—	—
Outstanding October 31, 2015				—	$—

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
Bank of Montreal	CAD	4,556		USD	3,395	11/06/15	(89)
Bank of Montreal	EUR	2,996		USD	3,356	11/06/15	61
Bank of Montreal	GBP	1,255		USD	1,903	11/06/15	(32)
Bank of Montreal	JPY	257,069		USD	2,138	11/06/15	8
Bank of Montreal	SGD	683		USD	479	11/06/15	(8)
BNP Paribas	CHF	3,647		USD	3,751	11/06/15	61
BNP Paribas	EUR	2,996		USD	3,361	11/06/15	67
BNP Paribas	GBP	1,255		USD	1,906	11/06/15	(29)
BNP Paribas	JPY	257,069		USD	2,138	11/06/15	8
Brown Brothers Harriman	USD	587	AUD		827	11/06/15	2
Brown Brothers Harriman	USD	825		CAD	1,085	11/06/15	5
Brown Brothers Harriman	USD	893		CHF	883	11/06/15	1
Brown Brothers Harriman	USD	3,156		EUR	2,865	11/06/15	(5)
Brown Brothers Harriman	USD	1,874		GBP	1,222	11/06/15	9
Brown Brothers Harriman	USD	1,927		JPY	232,326	11/06/15	(2)
Brown Brothers Harriman	AUD	827		USD	586	12/07/15	(2)
Brown Brothers Harriman	CAD	1,085		USD	824	12/07/15	(5)

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 97

Russell Investment Company
Equity Growth Strategy Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Brown Brothers Harriman	CHF	883	USD	893	12/07/15	(1)
Brown Brothers Harriman	EUR	2,865	USD	3,157	12/07/15	5
Brown Brothers Harriman	GBP	1,222	USD	1,874	12/07/15	(9)
Brown Brothers Harriman	JPY	232,326	USD	1,928	12/07/15	2
Royal Bank of Canada	USD	587	AUD	827	11/06/15	2
Royal Bank of Canada	USD	825	CAD	1,085	11/06/15	5
Royal Bank of Canada	USD	893	CHF	883	11/06/15	1
Royal Bank of Canada	USD	3,156	EUR	2,865	11/06/15	(5)
Royal Bank of Canada	USD	1,874	GBP	1,222	11/06/15	9
Royal Bank of Canada	USD	1,927	JPY	232,326	11/06/15	(2)
Royal Bank of Canada	USD	1,282	SEK	10,916	11/06/15	(4)
Royal Bank of Canada	AUD	827	USD	586	12/07/15	(2)
Royal Bank of Canada	CAD	1,085	USD	824	12/07/15	(5)
Royal Bank of Canada	CHF	883	USD	894	12/07/15	(1)
Royal Bank of Canada	EUR	2,996	USD	3,359	11/06/15	64
Royal Bank of Canada	EUR	2,865	USD	3,157	12/07/15	5
Royal Bank of Canada	GBP	1,255	USD	1,904	11/06/15	(31)
Royal Bank of Canada	GBP	1,222	USD	1,874	12/07/15	(9)
Royal Bank of Canada	HKD	7,833	USD	1,011	11/06/15	—
Royal Bank of Canada	JPY	257,069	USD	2,139	11/06/15	9
Royal Bank of Canada	JPY	232,326	USD	1,928	12/07/15	2
Royal Bank of Canada	SEK	10,916	USD	1,283	12/07/15	4
State Street	USD	587	AUD	827	11/06/15	2
State Street	USD	825	CAD	1,085	11/06/15	5
State Street	USD	893	CHF	883	11/06/15	1
State Street	USD	3,156	EUR	2,865	11/06/15	(5)
State Street	USD	1,874	GBP	1,222	11/06/15	9
State Street	USD	995	HKD	7,714	11/06/15	—
State Street	USD	1,927	JPY	232,326	11/06/15	(2)
State Street	USD	471	SGD	660	11/06/15	—
State Street	AUD	3,506	USD	2,460	11/06/15	(39)
State Street	AUD	827	USD	586	12/07/15	(2)
State Street	CAD	1,085	USD	824	12/07/15	(5)
State Street	CHF	883	USD	894	12/07/15	(1)
State Street	EUR	2,996	USD	3,360	11/06/15	64
State Street	EUR	2,865	USD	3,157	12/07/15	5
State Street	GBP	1,255	USD	1,906	11/06/15	(29)
State Street	GBP	1,222	USD	1,874	12/07/15	(9)
State Street	HKD	7,714	USD	995	12/07/15	—
State Street	JPY	257,069	USD	2,138	11/06/15	8
State Street	JPY	232,326	USD	1,928	12/07/15	2
State Street	SEK	11,584	USD	1,382	11/06/15	26
State Street	SGD	660	USD	471	12/07/15	—
UBS	USD	140	AUD	199	11/06/15	2
UBS	USD	586	AUD	827	11/06/15	3
UBS	USD	162	CAD	215	11/06/15	2
UBS	USD	824	CAD	1,085	11/06/15	6
UBS	USD	117	CHF	114	11/06/15	(2)
UBS	USD	892	CHF	883	11/06/15	2
UBS	USD	587	EUR	524	11/06/15	(12)
UBS	USD	3,155	EUR	2,865	11/06/15	(4)
UBS	USD	203	GBP	134	11/06/15	4
UBS	USD	1,875	GBP	1,222	11/06/15	8
UBS	USD	15	HKD	119	11/06/15	—
UBS	USD	828	JPY	98,972	11/06/15	(7)
UBS	USD	1,926	JPY	232,326	11/06/15	—
UBS	USD	80	SEK	668	11/06/15	(2)
UBS	USD	16	SGD	23	11/06/15	—
UBS	AUD	827	USD	585	12/07/15	(3)
UBS	CAD	1,085	USD	824	12/07/15	(6)
UBS	CHF	883	USD	893	12/07/15	(2)
UBS	EUR	2,865	USD	3,156	12/07/15	4
UBS	GBP	1,222	USD	1,875	12/07/15	(8)

See accompanying notes which are an integral part of the financial statements.

98 Equity Growth Strategy Fund

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Equity Growth Strategy Fund

Schedule of Investments, continued — October 31, 2015

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount	Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
UBS	JPY	232,326	USD	1,926	12/07/15	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						104

Total Return Swap Contracts (*)
Amounts in thousands
Fund Receives/(Pays)			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty		Amount		Date	$
Long Reference Entity
Dow Jones U.S. Real Estate Index	Bank of America		USD	23,100	03/07/16	(2,249)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)						(2,249)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fees were based on 3
Month LIBOR rate plus a fee of 0.120%.

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$760,266	$—		$—	$760,266	97.6
Short-Term Investments	—	13,143		—	13,143	1.7
Total Investments	760,266	13,143		—	773,409	99.3
Other Assets and Liabilities, Net						0.7
						100.0
Other Financial Instruments
Futures Contracts	2,020	—		—	2,020	0.3
Foreign Currency Exchange Contracts	11	93		—	104	—*
Total Return Swap Contracts	—	(2,249)		—	(2,249)	(0.3)
Total Other Financial Instruments**	$2,031	$(2,156)		$—	$(125)

* Less than .05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 99

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Equity Growth Strategy Fund

Fair Value of Derivative Instruments — October 31, 2015

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$483
Variation margin on futures contracts*	2,722	—
Total	$2,722	$483

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$702	$—
Unrealized depreciation on foreign currency exchange contracts	—	379
Total return swap contracts, at fair value	2,249	—
Total	$2,951	$379
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments**	$(397)	$—
Futures contracts	914	—
Options written	(340)	—
Foreign currency-related transactions***	—	900
Total	$177	$900

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$2,020	$—
Total return swap contracts	(2,249)	—
Foreign currency-related transactions****	—	104
Total	$(229)	$104
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
***	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
****	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

100 Equity Growth Strategy Fund

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Equity Growth Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2015

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$483	$ — $	483
Futures Contracts	Variation margin on futures contracts	292	—	292
Total Financial and Derivative Assets		775	—	775
Financial and Derivative Assets not subject to a netting agreement		(309)	—	(309)
Total Financial and Derivative Assets subject to a netting agreement		$466	$ — $	466

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of Montreal	$69	$69	$ — $	—
BNP Paribas	133	29	—	104
Brown Brothers Harriman	24	24	—	—
Royal Bank of Canada	103	59	—	44
State Street	106	86	—	20
UBS	31	31	—	—
Total	$466	$298	$ — $	168

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 101

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Equity Growth Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2015

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
				Gross	Net Amounts
				Amounts	of Liabilities
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities		Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts		$127	$ — $	127
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts		379	—	379
Total Return Swap Contracts	Total return swap contracts, at fair value		2,249	—	2,249
Total Financial and Derivative Liabilities			2,755	—	2,755
Financial and Derivative Liabilities not subject to a netting agreement			(134)	—	(134)
Total Financial and Derivative Liabilities subject to a netting agreement			$2,621	$ — $	2,621

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities
		Net Amounts
		of Liabilities
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Pledged^	Net Amount
Bank of America		$2,249	$—	$ — $	2,249
Bank of Montreal		127	69	—	58
BNP Paribas		29	29	—	—
Brown Brothers Harriman		25	24	—	1
Royal Bank of Canada		59	59	—	—
State Street		86	86	—	—
UBS		46	31	—	15
Total		$2,621	$298	$ — $	2,323

^ Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

102 Equity Growth Strategy Fund

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Equity Growth Strategy Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$740,015
Investments, at fair value(>)	773,409
Cash (restricted)(a)(b)	8,780
Unrealized appreciation on foreign currency exchange contracts	483
Receivables:
Investments sold	700
Fund shares sold	408
Variation margin on futures contracts	292
Total assets	784,072

Liabilities
Payables:
Investments purchased	785
Fund shares redeemed	1,006
Accrued fees to affiliates	469
Other accrued expenses	68
Variation margin on futures contracts	127
Unrealized depreciation on foreign currency exchange contracts	379
Total return swap contracts, at fair value(8)	2,249
Total liabilities	5,083

Net Assets	$778,989

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 103

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Equity Growth Strategy Fund

Statement of Assets and Liabilities, continued — October 31, 2015

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,136
Accumulated net realized gain (loss)	(124,069)
Unrealized appreciation (depreciation) on:
Investments	33,394
Futures contracts	2,020
Total return swap contracts	(2,249)
Foreign currency-related transactions	104
Shares of beneficial interest	719
Additional paid-in capital	866,934
Net Assets	$778,989

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.26
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.95
Class A — Net assets	$206,436,061
Class A — Shares outstanding ($.01 par value)	18,331,103
Net asset value per share: Class C(#)	$10.17
Class C — Net assets	$280,879,950
Class C — Shares outstanding ($.01 par value)	27,614,714
Net asset value per share: Class E(#)	$11.01
Class E — Net assets	$10,664,876
Class E — Shares outstanding ($.01 par value)	968,522
Net asset value per share: Class R1(#)	$11.32
Class R1 — Net assets	$34,770,296
Class R1 — Shares outstanding ($.01 par value)	3,071,800
Net asset value per share: Class R4(#)	$11.05
Class R4 — Net assets	$38,242,767
Class R4 — Shares outstanding ($.01 par value)	3,460,931
Net asset value per share: Class R5(#)	$10.92
Class R5 — Net assets	$30,620,158
Class R5 — Shares outstanding ($.01 par value)	2,803,186
Net asset value per share: Class S(#)	$11.30
Class S — Net assets	$177,374,418
Class S — Shares outstanding ($.01 par value)	15,698,297
Amounts in thousands
(>) Investments in affiliated Russell funds	$773,409
(8) Total return swap contracts - premiums paid (received)	$—
(a) Cash Collateral for Futures	$6,800
(b) Cash Collateral for Swaps	$1,980
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

104 Equity Growth Strategy Fund

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Equity Growth Strategy Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$27,623

Expenses
Advisory fees	1,730
Administrative fees	368
Custodian fees	36
Distribution fees - Class A	557
Distribution fees - Class C	2,304
Distribution fees - Class R5	102
Transfer agent fees - Class A	446
Transfer agent fees - Class C	614
Transfer agent fees - Class E	37
Transfer agent fees - Class R1	86
Transfer agent fees - Class R4	95
Transfer agent fees - Class R5	81
Transfer agent fees - Class S	371
Professional fees	48
Registration fees	120
Shareholder servicing fees - Class C	768
Shareholder servicing fees - Class E	46
Shareholder servicing fees - Class R4	119
Shareholder servicing fees - Class R5	102
Trustees’ fees	22
Printing fees	62
Miscellaneous	29
Expenses before reductions	8,143
Expense reductions	(1,567)
Net expenses	6,576
Net investment income (loss)	21,047

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	24,863
Futures contracts	914
Options written	(340)
Foreign currency-related transactions	900
Capital gain distributions from Underlying Funds	33,658
Net realized gain (loss)	59,995
Net change in unrealized appreciation (depreciation) on:
Investments	(97,193)
Futures contracts	2,020
Total return swap contracts	(2,249)
Foreign currency-related transactions	104
Net change in unrealized appreciation (depreciation)	(97,318)
Net realized and unrealized gain (loss)	(37,323)
Net Increase (Decrease) in Net Assets from Operations	$(16,276)

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 105

Russell Investment Company
Equity Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,047	$21,137
Net realized gain (loss)	59,995	64,633
Net change in unrealized appreciation (depreciation)	(97,318)	(21,360)
Net increase (decrease) in net assets from operations	(16,276)	64,410

Distributions
From net investment income
Class A	(5,196)	(4,936)
Class C	(5,914)	(5,972)
Class E	(481)	(590)
Class R1	(1,335)	(1,940)
Class R2	—	(1,843)
Class R3	—	(1,300)
Class R4	(1,251)	(71)
Class R5	(1,037)	(39)
Class S	(4,597)	(4,296)
Distribution in excess
Class A	(333)	—
Class C	(379)	—
Class E	(31)	—
Class R1	(86)	—
Class R4	(80)	—
Class R5	(66)	—
Class S	(294)	—
Net decrease in net assets from distributions	(21,080)	(20,987)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(123,235)	(149,281)
Total Net Increase (Decrease) in Net Assets	(160,591)	(105,858)

Net Assets
Beginning of period	939,580	1,045,438
End of period	$778,989	$939,580
Undistributed (overdistributed) net investment income included in net assets	$2,136	$—

See accompanying notes which are an integral part of the financial statements.

106 Equity Growth Strategy Fund

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Equity Growth Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	1,439	$16,759	2,106	$24,222
Proceeds from reinvestment of distributions	476	5,510	428	4,887
Payments for shares redeemed	(3,435)	(39,824)	(4,203)	(48,408)
Net increase (decrease)	(1,520)	(17,555)	(1,669)	(19,299)
Class C
Proceeds from shares sold	2,861	29,995	4,395	45,746
Proceeds from reinvestment of distributions	593	6,228	570	5,897
Payments for shares redeemed	(6,578)	(69,011)	(6,685)	(69,992)
Net increase (decrease)	(3,124)	(32,788)	(1,720)	(18,349)
Class E
Proceeds from shares sold	232	2,644	383	4,297
Proceeds from reinvestment of distributions	45	510	53	588
Payments for shares redeemed	(1,315)	(15,020)	(1,156)	(12,993)
Net increase (decrease)	(1,038)	(11,866)	(720)	(8,108)
Class R1
Proceeds from shares sold	616	7,173	900	10,457
Proceeds from reinvestment of distributions	122	1,421	169	1,940
Payments for shares redeemed	(3,268)	(37,665)	(3,231)	(37,049)
Net increase (decrease)	(2,530)	(29,071)	(2,162)	(24,652)
Class R2
Proceeds from shares sold	—	—	794	9,007
Proceeds from reinvestment of distributions	—	—	164	1,843
Payments for shares redeemed	—	—	(9,379)	(106,077)
Net increase (decrease)	—	—	(8,421)	(95,227)
Class R3
Proceeds from shares sold	—	—	547	6,123
Proceeds from reinvestment of distributions	—	—	118	1,300
Payments for shares redeemed	—	—	(7,101)	(78,999)
Net increase (decrease)	—	—	(6,436)	(71,576)
Class R4
Proceeds from shares sold	601	6,877	5,079	57,055
Proceeds from reinvestment of distributions	117	1,331	6	71
Payments for shares redeemed	(2,229)	(25,526)	(113)	(1,277)
Net increase (decrease)	(1,511)	(17,318)	4,972	55,849
Class R5
Proceeds from shares sold	302	3,406	4,796	53,263
Proceeds from reinvestment of distributions	98	1,103	4	39
Payments for shares redeemed	(2,268)	(25,618)	(129)	(1,418)
Net increase (decrease)	(1,868)	(21,109)	4,671	51,884
Class S
Proceeds from shares sold	5,110	60,171	3,281	37,891
Proceeds from reinvestment of distributions	385	4,470	362	4,148
Payments for shares redeemed	(5,018)	(58,169)	(5,357)	(61,842)
Net increase (decrease)	477	6,472	(1,714)	(19,803)
Total increase (decrease)	(11,114)	$(123,235)	(13,199)	$(149,281)

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 107

Russell Investment Company
Equity Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	$
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	Distributions in
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Excess
Class A
October 31, 2015	11.75	.32	(.53)	(.21)	(.26)	(.02)
October 31, 2014	11.24	.26	.49	.75	(.24)	—
October 31, 2013	9.50	.12	1.75	1.87	(.13)	—
October 31, 2012	8.93	.15	.54	.69	(.12)	—
October 31, 2011	9.00	.14	(.09)	.05	(.12)	—

Class C
October 31, 2015	10.64	.17	(.43)	(.26)	(.20)	(.01)
October 31, 2014	10.23	.14	.46	.60	(.19)	—
October 31, 2013	8.69	.04	1.59	1.63	(.09)	—
October 31, 2012	8.21	.07	.51	.58	(.10)	—
October 31, 2011	8.34	.07	(.09)	(.02)	(.11)	—

Class E
October 31, 2015	11.49	.34	(.54)	(.20)	(.26)	(.02)
October 31, 2014	10.99	.26	.48	.74	(.24)	—
October 31, 2013	9.30	.13	1.69	1.82	(.13)	—
October 31, 2012	8.75	.14	.53	.67	(.12)	—
October 31, 2011	8.81	.20	(.14)	.06	(.12)	—

Class R1
October 31, 2015	11.81	.44	(.60)	(.16)	(.31)	(.02)
October 31, 2014	11.29	.34	.46	.80	(.28)	—
October 31, 2013	9.53	.15	1.77	1.92	(.16)	—
October 31, 2012	8.95	.18	.55	.73	(.15)	—
October 31, 2011	8.99	.16	(.08)	.08	(.12)	—

Class R4(3)
October 31, 2015	11.53	.34	(.52)	(.18)	(.28)	(.02)
October 31, 2014	11.03	.30	.45	.75	(.25)	—
October 31, 2013	9.32	.14	1.71	1.85	(.14)	—
October 31, 2012	8.77	.16	.52	.68	(.13)	—
October 31, 2011	8.82	.09	(.02)	.07	(.12)	—

Class R5(4)
October 31, 2015	11.40	.32	(.53)	(.21)	(.25)	(.02)
October 31, 2014	10.91	.26	.45	.71	(.22)	—
October 31, 2013	9.23	.11	1.69	1.80	(.12)	—
October 31, 2012	8.68	.16	.51	.67	(.12)	—
October 31, 2011	8.76	.13	(.09)	.04	(.12)	—

Class S
October 31, 2015	11.79	.33	(.51)	(.18)	(.29)	(.02)
October 31, 2014	11.27	.30	.48	.78	(.26)	—
October 31, 2013	9.52	.15	1.75	1.90	(.15)	—
October 31, 2012	8.95	.17	.54	.71	(.14)	—
October 31, 2011	9.00	.17	(.10)	.07	(.12)	—

See accompanying notes which are an integral part of the financial statements.

108 Equity Growth Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.28)	11.26	(1.80)	206,436.73		.56	2.72	47
(.24)	11.75	6.70	233,233.72		.56	2.28	23
(.13)	11.24	19.86	241,814.71		.57	1.17	14
(.12)	9.50	7.90	218,585.71		.56	1.61	24
(.12)	8.93	.46	232,317.74		.55	1.52	7

(.21)	10.17	(2.51)	280,881	1.48	1.31	1.60	47
(.19)	10.64	5.87	327,125	1.47	1.31	1.37	23
(.09)	10.23	18.95	331,940	1.46	1.32	.42	14
(.10)	8.69	7.12	311,910	1.46	1.31	.86	24
(.11)	8.21	(.34)	347,822	1.49	1.30	.76	7

(.28)	11.01	(1.78)	10,665.73		.56	3.01	47
(.24)	11.49	6.76	23,055.72		.56	2.35	23
(.13)	10.99	19.74	29,977.72		.57	1.29	14
(.12)	9.30	7.84	42,548.71		.56	1.60	24
(.12)	8.75	.59	56,276.73		.55	2.12	7

(.33)	11.32	(1.45)	34,770.48		.21	3.81	47
(.28)	11.81	7.17	66,147.47		.17	2.97	23
(.16)	11.29	20.37	87,682.46		.17	1.40	14
(.15)	9.53	8.29	64,614.46		.14	1.95	24
(.12)	8.95	.87	53,489.49		.12	1.76	7

(.30)	11.05	(1.66)	38,243.73		.46	3.02	47
(.25)	11.53	6.87	57,343.72		.42	2.61	23
(.14)	11.03	20.07	92,890.71		.42	1.34	14
(.13)	9.32	7.94	88,307.71		.39	1.83	24
(.12)	8.77	.75	85,039.75		.37	.96	7

(.27)	10.92	(1.94)	30,620.98		.71	2.87	47
(.22)	11.40	6.61	53,253.97		.67	2.34	23
(.12)	10.91	19.71	70,233.97		.67	1.14	14
(.12)	9.23	7.81	78,384.96		.64	1.78	24
(.12)	8.68	.37	239,637.99		.62	1.47	7

(.31)	11.30	(1.54)	177,374.48		.31	2.84	47
(.26)	11.79	7.04	179,424.47		.31	2.56	23
(.15)	11.27	20.15	190,902.46		.32	1.46	14
(.14)	9.52	8.06	192,200.47		.31	1.82	24
(.12)	8.95	.74	179,547.49		.30	1.81	7

See accompanying notes which are an integral part of the financial statements.

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Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

2020 Strategy Fund - Class A‡			2020 Strategy Fund - Class R5‡‡‡‡
	Total			Total
	Return			Return
1 Year	(5.20)%		1 Year	0.38%
5 Years	4.07	%§	5 Years	5.05	%§
10 Years	4.20	%§	10 Years	4.58	%§

2020 Strategy Fund - Class E			2020 Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	0.52%		1 Year	0.78%
5 Years	5.35	%§	5 Years	5.57	%§
10 Years	4.85	%§	10 Years	5.09	%§

2020 Strategy Fund - Class R1‡‡			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	0.78%		1 Year	1.96%
5 Years	5.57	%§	5 Years	3.03	%§
10 Years	5.09	%§	10 Years	4.72	%§

2020 Strategy Fund - Class R4‡‡‡
	Total
	Return
1 Year	0.52%
5 Years	5.32	%§
10 Years	4.83	%§

110 2020 Strategy Fund

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Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The 2020 Strategy Fund (the “Fund”) is a fund of funds that	The fiscal year ended October 31, 2015 was characterized by
invests in other Russell Investment Company mutual funds (the	slowing global growth and commodity price weakness. Overall,
“Underlying Funds”). The Underlying Funds employ a multi-	this was modestly positive for fixed income assets, as yields fell.
manager approach whereby portions of the Underlying Funds	However, the Fund’s exposure to the fixed income asset class had
are allocated to different money managers. Underlying Fund	a modestly negative effect on benchmark-relative performance
assets not allocated to money managers are managed by Russell	due to the Fund’s allocation to the Russell Global Opportunistic
Investment Management Company (“RIMCo”), the Fund’s and	Credit Fund and the Russell Short Duration Bond Fund. The
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	Fund’s strategic exposure to U.S. equities and global real estate
advisor, may change the allocation of the Underlying Funds’	was positive, as these asset classes outperformed fixed income.
assets among money managers at any time. An exemptive order	It was a mixed equity market for the fiscal year ending October
from the Securities and Exchange Commission (“SEC”) permits	31, 2015. U.S. stocks (as measured by the Russell 3000® Index)
RIMCo to engage or terminate a money manager in an Underlying	returned 4.49% over the period, while non-U.S. equities returned
Fund at any time, subject to approval by the Underlying Fund’s	-1.36% (as measured by the Russell Developed ex-U.S. Large Cap
Board, without a shareholder vote. Pursuant to the terms of the	Index) and emerging markets returned -13.58% (as measured by
exemptive order, an Underlying Fund is required to notify its	the Russell Emerging Markets Index). The underperformance of
shareholders within 90 days of when a money manager begins	non-U.S. equities versus fixed income was a key negative driver
providing services.	to the Fund’s benchmark-relative performance, as fixed income
What is the Fund’s investment objective?	markets finished at 1.96% for the fiscal year as measured by the
The Fund seeks to provide capital growth and income consistent	Fund’s benchmark.
with its current asset allocation which will change over time, with	Within alternative strategies, commodities exposure had the
an increasing allocation to fixed income funds.	largest negative impact on the Fund, as the asset class (as
The Fund pursues this objective by investing in a diversified	measured by the Bloomberg Commodity Index Total Return) lost
portfolio that, as of October 31, 2015, consisted of approximately	25.72% during the period, significantly underperforming fixed
36.9% equity Underlying Funds, 56.2% fixed income Underlying	income. Global REITs and listed infrastructure (as represented by
Funds and 6.9% alternative Underlying Funds. The Fund’s	the FTSE EPRA/NAREIT Developed Real Estate Index (Net) and
allocation to fixed income Underlying Funds will be fixed at	S&P Global Infrastructure Index (Net)) finished the fiscal year up
66.3% in approximately the year 2020.	2.68% and down 6.29% respectively. REITs outperformed fixed
income markets, which was beneficial to the Fund’s performance
How did the Fund perform relative to its benchmark for the	through its allocation to the Russell Global Real Estate Securities
fiscal year ended October 31, 2015?	Fund. Infrastructure underperformed fixed income, which
For the fiscal year ended October 31, 2015, the Fund’s Class A,	negatively impacted the Fund through its allocation to the Russell
Class E, Class R1, Class R4, Class R5 and Class S Shares gained	Global Infrastructure Fund.
0.59%, 0.52%, 0.78%, 0.52%, 0.38% and 0.78%, respectively.
This is compared to the Fund’s primary benchmark, the Barclays	How did the investment strategies and techniques employed
U.S. Aggregate Bond Index, which gained 1.96% during the same	by the Fund and the Underlying Funds affect the Fund’s
period. The Fund’s performance includes operating expenses,	performance?
whereas index returns are unmanaged and do not include	The Fund is a fund of funds and its performance is based on
expenses of any kind.	RIMCo’s strategic asset allocations and the performance of the
Underlying Funds in which the Fund invests.
For the fiscal year ended October 31, 2015, the Morningstar®
Target Date 2016-2020 gained 0.21%. This result serves as a	The Fund’s strategic allocation to fixed income Underlying
peer comparison and is expressed net of operating expenses.	Funds generally had a negative impact on its benchmark-relative performance. Allocations to the Russell Global Opportunistic
The Fund’s underperformance relative to the Barclays U.S.	Credit Fund and Russell Short Duration Bond Fund detracted, as
Aggregate Bond Index was due to the Fund’s allocation to non-	these Underlying Funds underperformed the Fund’s benchmark.
U.S. equity Underlying Funds, which underperformed fixed	From an active management perspective, the Russell Global
income Underlying Funds over the period.	Opportunistic Credit Fund underperformed its benchmark largely
How did the market conditions described in the Market	because of an ex-benchmark allocation to local currency emerging
Summary report affect the Fund’s performance?	market debt and the associated currency risk as the U.S. dollar appreciated strongly versus emerging market currencies. The

2020 Strategy Fund 111

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Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

Russell Short Duration Bond Fund underperformed its benchmark	underlying money managers. The Russell Commodity Strategies
due mostly to ex-benchmark corporate credit exposure, as this	Fund underperformed its benchmark due largely to exposure to
sector saw the largest drawdowns during the period. Allocations	the energy sector.
to the Russell Strategic Bond Fund and Russell Investment Grade
Bond Fund were slightly positive from a benchmark-relative	Describe any changes to the Fund’s structure or allocation
perspective. While both Funds were negatively impacted by their	to the Underlying Funds.
overweight to credit, currency positioning drove excess return.	RIMCo has the discretion to vary the Fund’s actual allocation from the target strategic asset allocation by up to +/- 5% at the equity,
With respect to the Fund’s global equity exposure, the Fund’s	fixed income or alternative category level based on RIMCo’s
strategic allocation to the Russell Global Equity Fund positively	capital markets research. RIMCo’s asset allocation modifications
impacted the Fund’s benchmark-relative performance, while its	benefited the Fund’s performance relative to the Fund’s target
allocation to the Select International Equity Fund and the Russell	strategic asset allocation.
Emerging Markets Fund detracted. From an active management
standpoint, performance of these Underlying Funds was mixed.	On November 21, 2014, RIMCo reduced the Fund’s overweight to
An underweight to energy and an overweight to consumer	the Russell Global Equity Fund by 1.30%. This was offset by a
discretionary in the Russell Global Equity Fund contributed to the	1.00% increase to the Russell Global Opportunistic Credit Fund
Fund’s outperformance of its respective benchmark. A valuation	and 0.30% increase to the Russell Commodity Strategies Fund.
bias in the Select International Equity Fund led to benchmark-	This position was implemented after strong performance in the
relative underperformance as lower price-to-book stocks strongly	equity market and to position the Fund for rising interest rates.
underperformed. For the Russell Emerging Markets Fund,	On December 31, 2014, RIMCo modified the Fund’s target
unsuccessful stock selection in China and Brazil and was the	strategic asset allocation and as a result, the Fund increased its
main driver of the Fund’s underperformance. Chinese stocks fell	exposure to fixed income Underlying Funds and decreased its
sharply and broader emerging markets also lost significant value	exposure to equity and alternative Underlying Funds.
during the period due to growth concerns.	On February 19, 2015, RIMCo removed the Fund’s overweight to
The Fund’s strategic allocation to U.S. large cap equity Underlying	U.S. equities by reducing the Fund’s allocation to the Select U.S.
Funds benefited the Fund’s benchmark-relative performance,	Equity Fund by 0.30%. This was offset by a 0.30% increase in
as broad U.S. equities outperformed core fixed income during	the Fund’s allocation to the Russell Commodity Strategies Fund,
the period. However, most of the U.S. equity Underlying Funds	which neutralized the previous underweight to commodities. This
underperformed their respective U.S. equity market segment as	position was implemented after strong U.S. equity performance
represented by their respective primary benchmark. From an	and a sharp decline in commodities.
active management perspective, the Select U.S. Equity Fund	On August 10, 2015, RIMCo reduced the Fund’s allocation to
underperformed the Russell 1000® Index due to an underweight to	the Russell Emerging Markets Fund by 0.50% as concerns
growth stocks, which outperformed during the period. In addition,	over emerging markets growth intensified. This was offset by an
the Fund’s strategic allocation to the Russell U.S. Small Cap	increase in the allocation to large cap developed equities through
Equity Fund also detracted from the Fund’s benchmark-relative	a 0.30% increase in the Fund’s allocation to the Select U.S.
performance, as U.S. small cap equity generally underperformed	Equity Fund and a 0.20% increase in the Fund’s allocation to the
core fixed income and the Underlying Fund underperformed its	Select International Equity Fund.
Russell 2000® Index benchmark due to an overweight to micro-
capitalization stocks which underperformed during the period.	The views expressed in this report reflect those of the portfolio
The Fund’s strategic allocation to alternative Underlying	managers only through the end of the period covered by
Funds generally had a negative impact on benchmark-	the report. These views do not necessarily represent the
relative performance as commodities and global infrastructure	views of RIMCo, or any other person in RIMCo or any other
underperformed the Fund’s benchmark. From an active	affiliated organization. These views are subject to change
management standpoint, performance of these Underlying	at any time based upon market conditions or other events,
Funds was mixed. The Russell Global Infrastructure Fund and	and RIMCo disclaims any responsibility to update the views
the Russell Global Real Estate Securities Fund outperformed	contained herein. These views should not be relied on as
their respective benchmarks while the Russell Commodity	investment advice and, because investment decisions for
Strategies Fund underperformed its benchmark. The Russell	a Russell Investment Company (“RIC”) Fund are based on
Global Infrastructure Fund and the Russell Global Real Estate	numerous factors, should not be relied on as an indication
Securities Fund both benefited from strong stock selection by	of investment decisions of any RIC Fund.

112 2020 Strategy Fund

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Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

* Assumes initial investment on November 1, 2005.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on June 7, 2006.  The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund's Class E Shares from January 3, 2005 to September 7, 2006 and the returns of Class R2 Shares from September 8, 2006 to September 30, 2014.

‡‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class A	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur ongoing costs, including	October 31, 2015	$977.60	$1,023.95
distribution (12b-1) and/or service fees and other Fund expenses.	Expenses Paid During Period*	$1.25	$1.28
The Example is intended to help you understand your ongoing	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
costs (in dollars) of investing in the Fund and to compare these	(representing the six month period annualized), multiplied by the average
costs with the ongoing costs of investing in other mutual funds.	account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Example is based on an investment of $1,000 invested at the
beginning of the period and held for the entire period indicated,			Hypothetical
which for this Fund is from May 1, 2015 to October 31, 2015.			Performance (5%
		Actual	return before
Actual Expenses	Class E	Performance	expenses)
Beginning Account Value
The information in the table under the heading “Actual	May 1, 2015	$1,000.00	$1,000.00
Performance” provides information about actual account values	Ending Account Value
and actual expenses. You may use the information in this column,	October 31, 2015	$977.60	$1,023.95
together with the amount you invested, to estimate the expenses	Expenses Paid During Period*	$1.25	$1.28
that you paid over the period. Simply divide your account value by	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
$1,000 (for example, an $8,600 account value divided by $1,000	(representing the six month period annualized), multiplied by the average
= 8.6), then multiply the result by the number in the first column	account value over the period, multiplied by 184/365 (to reflect the one-half
in the row entitled “Expenses Paid During Period” to estimate	year period).

the expenses you paid on your account during this period.			Hypothetical
Performance (5%
Hypothetical Example for Comparison Purposes		Actual	return before
The information in the table under the heading “Hypothetical	Class R1	Performance	expenses)
Performance (5% return before expenses)” provides information	Beginning Account Value
about hypothetical account values and hypothetical expenses	May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
based on the Fund’s actual expense ratio and an assumed rate of	October 31, 2015	$978.80	$1,025.21
return of 5% per year before expenses, which is not the Fund’s	Expenses Paid During Period*	$—	$—
actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or	* There were no expenses charged to the Class.
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
funds. To do so, compare this 5% hypothetical example with the		Actual	return before
	Class R4	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2015	$1,000.00	$1,000.00
Please note that the expenses shown in the table are meant	Ending Account Value
to highlight your ongoing costs only and do not reflect any	October 31, 2015	$977.50	$1,023.95
	Expenses Paid During Period*	$1.25	$1.28
transactional costs. Therefore, the information under the heading
“Hypothetical Performance (5% return before expenses)” is	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
useful in comparing ongoing costs only, and will not help you	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
determine the relative total costs of owning different funds. In	year period).
addition, if these transactional costs were included, your costs would have been higher.

114 2020 Strategy Fund

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Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$977.00	$1,022.68
Expenses Paid During Period*	$2.49	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$978.80	$1,025.21
Expenses Paid During Period*	$—	$—

* There were no expenses charged to the Class.

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Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)
		Fair
		Value
	Shares	$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 6.3%
Russell Commodity Strategies Fund Class Y	295,236	1,677
Russell Global Infrastructure Fund Class Y	126,080	1,442
Russell Global Real Estate Securities Fund Class Y	37,548	1,442
		4,561

Domestic Equities - 19.8%
Russell U.S. Defensive Equity Fund Class Y	39,176	1,871
Russell U.S. Dynamic Equity Fund Class Y	113,382	1,288
Russell U.S. Small Cap Equity Fund Class Y	72,344	2,072
Select U.S. Equity Fund Class Y	848,002	9,107
		14,338

Fixed Income - 57.2%
Russell Global Opportunistic Credit Fund Class Y	333,066	3,044
Russell Investment Grade Bond Fund Class Y	454,716	10,104
Russell Short Duration Bond Fund Class Y	246,996	4,720
Russell Strategic Bond Fund Class Y	2,157,711	23,584
		41,452

International Equities - 16.7%
Russell Emerging Markets Fund Class Y	115,855	1,766
Russell Global Equity Fund Class Y	316,218	3,630
Select International Equity Fund Class Y	739,043	6,747
		12,143

Total Investments in Russell Affiliated Mutual Funds
(cost $63,292)		72,494

Total Investments 100.0%
(identified cost $63,292)		72,494

Other Assets and Liabilities, Net - (0.0%)		(7)
Net Assets - 100.0%		72,487

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$72,494	$—	$—	$72,494	100.0
Total Investments	72,494	—	—	72,494	100.0
Other Assets and Liabilities, Net					(—)*
					100.0

* Less than .05% of net assets.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

116 2020 Strategy Fund

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Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$63,292
Investments, at fair value(>)	72,494
Receivables:
Investments sold	17
Fund shares sold	31
Total assets	72,542

Liabilities
Payables:
Fund shares redeemed	45
Accrued fees to affiliates	10
Total liabilities	55

Net Assets	$72,487

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1
Accumulated net realized gain (loss)	5,644
Unrealized appreciation (depreciation) on investments	9,202
Shares of beneficial interest	85
Additional paid-in capital	57,555
Net Assets	$72,487

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$8.51
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$9.03
Class A — Net assets	$252,717
Class A — Shares outstanding ($.01 par value)	29,710
Net asset value per share: Class E(#)	$8.52
Class E — Net assets	$1,946,950
Class E — Shares outstanding ($.01 par value)	228,574
Net asset value per share: Class R1(#)	$8.50
Class R1 — Net assets	$38,454,749
Class R1 — Shares outstanding ($.01 par value)	4,524,466
Net asset value per share: Class R4(#)	$8.50
Class R4 — Net assets	$9,340,519
Class R4 — Shares outstanding ($.01 par value)	1,099,189
Net asset value per share: Class R5(#)	$8.49
Class R5 — Net assets	$16,268,939
Class R5 — Shares outstanding ($.01 par value)	1,917,214
Net asset value per share: Class S(#)	$8.50
Class S — Net assets	$6,223,191
Class S — Shares outstanding ($.01 par value)	732,171
Amounts in thousands
(>) Investments in affiliated Russell funds	$72,494
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

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Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$2,470

Expenses
Distribution fees - Class A	1
Distribution fees - Class R5	60
Shareholder servicing fees - Class E	5
Shareholder servicing fees - Class R4	29
Shareholder servicing fees - Class R5	60
Total expenses	155
Net investment income (loss)	2,315

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	5,175
Capital gain distributions from Underlying Funds	1,169
Net realized gain (loss)	6,344
Net change in unrealized appreciation (depreciation) on investments	(7,746)
Net realized and unrealized gain (loss)	(1,402)
Net Increase (Decrease) in Net Assets from Operations	$913

See accompanying notes which are an integral part of the financial statements.

118 2020 Strategy Fund

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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,315	$3,232
Net realized gain (loss)	6,344	30,677
Net change in unrealized appreciation (depreciation)	(7,746)	(24,957)
Net increase (decrease) in net assets from operations	913	8,952

Distributions
From net investment income
Class A	(10)	(21)
Class E	(47)	(42)
Class R1	(1,192)	(1,711)
Class R2	—	(244)
Class R3	—	(750)
Class R4	(280)	(32)
Class R5	(561)	(69)
Class S	(226)	(362)
From net realized gain
Class A	(152)	(28)
Class E	(577)	(42)
Class R1	(12,846)	(1,733)
Class R2	—	(289)
Class R3	—	(1,084)
Class R4	(3,500)	—
Class R5	(8,665)	—
Class S	(2,714)	(389)
Net decrease in net assets from distributions	(30,770)	(6,796)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(12,169)	(81,283)
Total Net Increase (Decrease) in Net Assets	(42,026)	(79,127)

Net Assets
Beginning of period	114,513	193,640
End of period	$72,487	$114,513
Undistributed (overdistributed) net investment income included in net assets	$1	$2

See accompanying notes which are an integral part of the financial statements.

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Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	—	$—	—	$—
Proceeds from reinvestment of distributions	19	160	4	49
Payments for shares redeemed	(34)	(290)	(82)	(977)
Net increase (decrease)	(15)	(130)	(78)	(928)
Class E
Proceeds from shares sold	31	268	31	372
Proceeds from reinvestment of distributions	73	624	7	84
Payments for shares redeemed	(66)	(654)	(35)	(419)
Net increase (decrease)	38	238	3	37
Class R1
Proceeds from shares sold	2,175	19,668	1,226	14,626
Proceeds from reinvestment of distributions	1,634	14,022	293	3,442
Payments for shares redeemed	(3,517)	(33,000)	(5,079)	(60,796)
Net increase (decrease)	292	690	(3,560)	(42,728)
Class R2
Proceeds from shares sold	—	—	416	4,962
Proceeds from reinvestment of distributions	—	—	46	533
Payments for shares redeemed	—	—	(1,902)	(22,754)
Net increase (decrease)	—	—	(1,440)	(17,259)
Class R3
Proceeds from shares sold	—	—	711	8,460
Proceeds from reinvestment of distributions	—	—	157	1,834
Payments for shares redeemed	—	—	(5,849)	(69,696)
Net increase (decrease)	—	—	(4,981)	(59,402)
Class R4
Proceeds from shares sold	182	1,623	1,066	12,744
Proceeds from reinvestment of distributions	440	3,780	3	32
Payments for shares redeemed	(584)	(5,210)	(8)	(91)
Net increase (decrease)	38	193	1,061	12,685
Class R5
Proceeds from shares sold	637	5,959	3,176	37,886
Proceeds from reinvestment of distributions	1,076	9,226	6	69
Payments for shares redeemed	(2,889)	(27,154)	(89)	(1,068)
Net increase (decrease)	(1,176)	(11,969)	3,093	36,887
Class S
Proceeds from shares sold	161	1,447	223	2,666
Proceeds from reinvestment of distributions	342	2,935	64	751
Payments for shares redeemed	(612)	(5,573)	(1,169)	(13,992)
Net increase (decrease)	(109)	(1,191)	(882)	(10,575)
Total increase (decrease)	(932)	$(12,169)	(6,784)	$(81,283)

See accompanying notes which are an integral part of the financial statements.

120 2020 Strategy Fund

(This page intentionally left blank)

Russell Investment Company
2020 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	12.11	.28	(.21)	.07	(.25)	(3.42)
October 31, 2014	11.92	.27	.37	.64	(.22)	(.23)
October 31, 2013	11.17	.24	.80	1.04	(.29)	—
October 31, 2012	10.55	.32	.54	.86	(.24)	—
October 31, 2011	10.63	.42	(.11)	.31	(.39)	—

Class E
October 31, 2015	12.13	.21	(.14)	.07	(.26)	(3.42)
October 31, 2014	11.94	.22	.42	.64	(.22)	(.23)
October 31, 2013	11.19	.30	.74	1.04	(.29)	—
October 31, 2012	10.57	.25	.62	.87	(.25)	—
October 31, 2011	10.63	.88	(.56)	.32	(.38)	—

Class R1
October 31, 2015	12.11	.23	(.14)	.09	(.28)	(3.42)
October 31, 2014	11.93	.27	.39	.66	(.25)	(.23)
October 31, 2013	11.18	.34	.73	1.07	(.32)	—
October 31, 2012	10.56	.27	.63	.90	(.28)	—
October 31, 2011	10.64	.40	(.07)	.33	(.41)	—

Class R4(3)
October 31, 2015	12.11	.22	(.15)	.07	(.26)	(3.42)
October 31, 2014	11.92	.22	.42	.64	(.22)	(.23)
October 31, 2013	11.17	.30	.74	1.04	(.29)	—
October 31, 2012	10.54	.27	.60	.87	(.24)	—
October 31, 2011	10.62	.36	(.06)	.30	(.38)	—

Class R5(4)
October 31, 2015	12.08	.22	(.16)	.06	(.23)	(3.42)
October 31, 2014	11.90	.21	.39	.60	(.19)	(.23)
October 31, 2013	11.15	.27	.74	1.01	(.26)	—
October 31, 2012	10.52	.23	.62	.85	(.22)	—
October 31, 2011	10.61	.35	(.08)	.27	(.36)	—

Class S
October 31, 2015	12.11	.25	(.16)	.09	(.28)	(3.42)
October 31, 2014	11.93	.28	.38	.66	(.25)	(.23)
October 31, 2013	11.18	.32	.75	1.07	(.32)	—
October 31, 2012	10.56	.27	.63	.90	(.28)	—
October 31, 2011	10.64	.39	(.06)	.33	(.41)	—

See accompanying notes which are an integral part of the financial statements.

122 2020 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(3.67)	8.51	.59	253.25		.25	3.03	28
(.45)	12.11	5.48	540.25		.25	2.24	42
(.29)	11.92	9.52	1,460.25		.25	2.11	15
(.24)	11.17	8.33	902.25		.25	3.02	21
(.39)	10.55	2.89	1,913.25		.25	3.85	24

(3.68)	8.52	.52	1,947.25		.25	2.37	28
(.45)	12.13	5.52	2,312.25		.25	1.80	42
(.29)	11.94	9.48	2,240.25		.25	2.62	15
(.25)	11.19	8.39	2,380.25		.25	2.30	21
(.38)	10.57	3.07	2,455.25		.25	8.23	24

(3.70)	8.50	.78	38,455	—	—	2.56	28
(.48)	12.11	5.70	51,257	—	—	2.24	42
(.32)	11.93	9.77	92,947	—	—	2.95	15
(.28)	11.18	8.68	121,239	—	—	2.51	21
(.41)	10.56	3.17	111,545	—	—	3.63	24

(3.68)	8.50	.52	9,340.25		.25	2.41	28
(.45)	12.11	5.51	12,844.25		.25	1.82	42
(.29)	11.92	9.48	17,172.25		.25	2.65	15
(.24)	11.17	8.46	24,126.25		.25	2.55	21
(.38)	10.54	2.88	44,217.25		.25	3.25	24

(3.65)	8.49	.38	16,269.50		.50	2.37	28
(.42)	12.08	5.15	37,373.50		.50	1.73	42
(.26)	11.90	9.23	59,271.50		.50	2.38	15
(.22)	11.15	8.19	67,605.50		.50	2.17	21
(.36)	10.52	2.56	91,714.50		.50	3.20	24

(3.70)	8.50	.78	6,223	—	—	2.78	28
(.48)	12.11	5.70	10,187	—	—	2.32	42
(.32)	11.93	9.77	20,550	—	—	2.80	15
(.28)	11.18	8.68	22,285	—	—	2.53	21
(.41)	10.56	3.17	18,962	—	—	3.60	24

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund 123

Russell Investment Company
2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

2025 Strategy Fund - Class R1			2025 Strategy Fund - Class R5‡
	Total			Total
	Return			Return
1 Year	0.52%		1 Year	0.07%
5 Years	6.21	%§	5 Years	5.70	%§
Inception*	4.13	%§	Inception*	3.61	%§

2025 Strategy Fund - Class R4‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	0.37%		1 Year	4.86%
5 Years	5.98	%§	5 Years	14.32	%§
Inception*	3.89	%§	Inception*	8.64	%§

124 2025 Strategy Fund

Russell Investment Company
2025 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The 2025 Strategy Fund (the “Fund”) is a fund of funds that	returned 4.49% over the period, while non-U.S. equities returned
invests in other Russell Investment Company mutual funds (the	-1.36% (as measured by the Russell Developed ex-U.S. Large Cap
“Underlying Funds”). The Underlying Funds employ a multi-	Index) and emerging markets returned -13.58% (as measured by
manager approach whereby portions of the Underlying Funds	the Russell Emerging Markets Index). The underperformance of
are allocated to different money managers. Underlying Fund	non-U.S. equities versus U.S. equities was a key negative driver
assets not allocated to money managers are managed by Russell	to the Fund’s benchmark-relative performance, as U.S. equities
Investment Management Company (“RIMCo”), the Fund’s and	finished at 4.86% for the fiscal year as measured by the Fund’s
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	benchmark.
advisor, may change the allocation of the Underlying Funds’	The fiscal year ended October 31, 2015 was characterized by
assets among money managers at any time. An exemptive order	slowing global growth and commodity price weakness. Overall,
from the Securities and Exchange Commission (“SEC”) permits	this was modestly positive for fixed income assets, as yields fell.
RIMCo to engage or terminate a money manager in an Underlying	However, the Fund’s exposure to the fixed income asset class had
Fund at any time, subject to approval by the Underlying Fund’s	a negative effect on benchmark-relative performance as core fixed
Board, without a shareholder vote. Pursuant to the terms of the	income underperformed U.S. equities.
exemptive order, an Underlying Fund is required to notify its
shareholders within 90 days of when a money manager begins	Within alternative strategies, commodities exposure had the
providing services.	largest negative impact on the Fund, as the asset class (as
measured by the Bloomberg Commodity Index Total Return) lost
What is the Fund’s investment objective?	25.72% during the period, significantly underperforming U.S.
The Fund seeks to provide capital growth and income consistent	equities. Global REITs and listed infrastructure (as represented
with its current asset allocation which will change over time, with	by the FTSE EPRA/NAREIT Developed Real Estate Index (Net)
an increasing allocation to fixed income funds.	and S&P Global Infrastructure Index (Net)) finished the fiscal
The Fund pursues this objective by investing in a diversified	year up 2.68% and down 6.29%, respectively. Both of these asset
portfolio that, as of October 31, 2015, consisted of approximately	classes underperformed U.S. equities, which negatively impacted
47% equity Underlying Funds, 45.5% fixed income Underlying	the Fund’s benchmark-relative performance.
Funds and 7.5% alternative Underlying Funds. The Fund’s	How did the investment strategies and techniques employed
allocation to fixed income Underlying Funds will be fixed at	by the Fund and the Underlying Funds affect the Fund’s
66.3% in approximately the year 2025.	performance?
How did the Fund perform relative to its benchmark for the	The Fund is a fund of funds and its performance is based on
fiscal year ended October 31, 2015?	RIMCo’s strategic asset allocations and the performance of the
For the fiscal year ended October 31, 2015, the Fund’s Class R1,	Underlying Funds in which the Fund invests.
Class R4 and Class R5 Shares gained 0.52%, 0.37% and 0.07%,	With respect to the Fund’s global equity exposure, the Fund’s
respectively. This is compared to the Fund’s primary benchmark,	strategic allocation to the Russell Global Equity Fund, Select
the Russell 1000® Index, which gained 4.86% during the same	International Equity Fund and the Russell Emerging Markets
period. The Fund’s performance includes operating expenses,	Fund detracted as these all underperformed the Fund’s U.S.
whereas index returns are unmanaged and do not include	equity benchmark. From an active management perspective, an
expenses of any kind.	underweighttoenergyandanoverweighttoconsumerdiscretionary
For the fiscal year ended October 31, 2015, the Morningstar®	in the Russell Global Equity Fund contributed to positive excess
Target Date 2021-2025 gained 0.36%. This result serves as a	return versus its benchmark. For the Russell Emerging Markets
peer comparison and is expressed net of operating expenses.	Fund, unsuccessful stock selection in China and Brazil was the main driver of the Fund’s benchmark-relative underperformance.
The Fund’s underperformance relative to the Russell 1000®	Chinese stocks fell sharply and broader emerging markets also
Index was due to the Fund’s allocation to non-U.S. equity and	lost significant value during the period due to growth concerns.
commodity Underlying Funds, which underperformed large cap	A valuation bias in the Select International Equity Fund led to
U.S. equity over the period.	benchmark-relative underperformance as lower price-to-book
How did the market conditions described in the Market	stocks strongly underperformed.
Summary report affect the Fund’s performance?	The Fund’s allocation to U.S. equity Underlying Funds had a
It was a mixed equity market for the fiscal year ending October	negative effect on the Fund’s benchmark-relative performance.
31, 2015. U.S. stocks (as measured by the Russell 3000® Index)	Underlying active management within the U.S. equity Underlying

2025 Strategy Fund 125

Russell Investment Company
2025 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

Funds detracted, as most of the U.S. equity Underlying Funds	RIMCo has the discretion to vary the Fund’s actual allocation from
underperformed their respective U.S. equity market segment	the target strategic asset allocation by up to +/- 5% at the equity,
as represented by their primary benchmarks. The Select U.S.	fixed income or alternative category level based on RIMCo’s
Equity Fund underperformed the Russell 1000® Index due to	capital markets research. RIMCo’s asset allocation modifications
an underweight to growth stocks, which outperformed during	benefited the Fund’s performance relative to the Fund’s target
the period. In addition, the Fund’s strategic allocation to the	strategic asset allocation.
Russell U.S. Small Cap Equity Fund also detracted from the	On November 21, 2014, RIMCo reduced the Fund’s overweight to
Fund’s benchmark-relative performance, as U.S. small cap equity	the Russell Global Equity Fund by 1.30%. This was offset by a
underperformed the Fund’s benchmark and the Underlying Fund	1.00% increase to the Russell Global Opportunistic Credit Fund
underperformed its Russell 2000® Index benchmark due to an	and 0.30% increase to the Russell Commodity Strategies Fund.
overweight to micro-capitalization stocks which underperformed	This position was implemented after strong performance in the
during the period.	equity market and to position the Fund for rising interest rates.
The Fund’s strategic allocation to fixed income Underlying Funds	On December 31, 2014, RIMCo modified the Fund’s target
had a negative impact on its benchmark-relative performance	strategic asset allocation and as a result, the Fund increased its
as fixed income underperformed U.S. equity. From an active	exposure to fixed income Underlying Funds and decreased its
management perspective, the Russell Global Opportunistic	exposure to equity and alternative Underlying Funds.
Credit Fund underperformed its benchmark largely because of an
ex-benchmark allocation to local currency emerging market debt	On February 19, 2015, RIMCo removed the Fund’s overweight to
and the associated currency risk as the U.S. dollar appreciated	U.S. equities by reducing the Fund’s allocation to the Select U.S.
strongly versus emerging market currencies. The Russell Short	Equity Fund by 0.30%. This was offset by a 0.30% increase in
Duration Bond Fund underperformed its benchmark due mostly	the Fund’s allocation to the Russell Commodity Strategies Fund,
to ex-benchmark corporate credit exposure, as this sector saw	which neutralized the previous underweight to commodities. This
the largest drawdowns during the period. While the Russell	position was implemented after strong U.S. equity performance
Strategic Bond Fund and Russell Investment Grade Bond Fund	and a sharp decline in commodities
were negatively impacted by their overweight to credit, currency	On August 10, 2015, RIMCo reduced the Fund’s allocation to
positioning drove excess return relative to their respective	the Russell Emerging Markets Fund by 0.60% as concerns
benchmarks.	over emerging markets growth intensified. This was offset by an
The Fund’s strategic allocation to alternative Underlying Funds	increase in the allocation to large cap developed equities through
had a negative impact on benchmark-relative performance	a 0.40% increase in the Fund’s allocation to the Select U.S.
as each of these asset classes underperformed the Fund’s U.S.	Equity Fund and a 0.20% increase in the Fund’s allocation to the
equity benchmark. From an active management standpoint,	Select International Equity Fund.
performance of these Underlying Funds was mixed. The Russell	The views expressed in this report reflect those of the portfolio
Global Infrastructure Fund and the Russell Global Real Estate	managers only through the end of the period covered by
Securities Fund outperformed their respective benchmarks	the report. These views do not necessarily represent the
while the Russell Commodity Strategies Fund underperformed	views of RIMCo, or any other person in RIMCo or any other
its benchmark. The Russell Global Infrastructure Fund and the	affiliated organization. These views are subject to change
Russell Global Real Estate Securities Fund both benefited from	at any time based upon market conditions or other events,
strong stock selection by underlying money managers. The Russell	and RIMCo disclaims any responsibility to update the views
Commodity Strategies Fund underperformed its benchmark due	contained herein. These views should not be relied on as
largely to exposure to the energy sector.	investment advice and, because investment decisions for
Describe any changes to the Fund’s structure or allocation	a Russell Investment Company (“RIC”) Fund are based on
to the Underlying Funds.	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

126 2025 Strategy Fund

Russell Investment Company
2025 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

* Assumes initial investment on March 31, 2008.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2025 Strategy Fund 127

Russell Investment Company
2025 Strategy Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class R1	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur ongoing costs, including	October 31, 2015	$972.10	$1,025.21
distribution (12b-1) and/or service fees and other Fund expenses.	Expenses Paid During Period*	$—	$—
The Example is intended to help you understand your ongoing	* There were no expenses charged to the Class.
costs (in dollars) of investing in the Fund and to compare these
costs with the ongoing costs of investing in other mutual funds.			Hypothetical
Performance (5%
The Example is based on an investment of $1,000 invested at the		Actual	return before
beginning of the period and held for the entire period indicated,	Class R4	Performance	expenses)
which for this Fund is from May 1, 2015 to October 31, 2015.	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
The information in the table under the heading “Actual	October 31, 2015	$972.00	$1,023.95
	Expenses Paid During Period*	$1.24	$1.28
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
together with the amount you invested, to estimate the expenses	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column			Hypothetical
in the row entitled “Expenses Paid During Period” to estimate			Performance (5%
		Actual	return before
the expenses you paid on your account during this period.	Class R5	Performance	expenses)
Beginning Account Value
Hypothetical Example for Comparison Purposes	May 1, 2015	$1,000.00	$1,000.00
The information in the table under the heading “Hypothetical	Ending Account Value
Performance (5% return before expenses)” provides information	October 31, 2015	$970.40	$1,022.68
about hypothetical account values and hypothetical expenses	Expenses Paid During Period*	$2.48	$2.55
based on the Fund’s actual expense ratio and an assumed rate of	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
return of 5% per year before expenses, which is not the Fund’s	(representing the six month period annualized), multiplied by the average
actual return. The hypothetical account values and expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
may not be used to estimate the actual ending account balance or	year period).
expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant
to highlight your ongoing costs only and do not reflect any
transactional costs. Therefore, the information under the heading
“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

128 2025 Strategy Fund

Russell Investment Company
2025 Strategy Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)
		Fair
		Value
	Shares	$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 6.8%
Russell Commodity Strategies Fund Class Y	137,388	780
Russell Global Infrastructure Fund Class Y	59,831	685
Russell Global Real Estate Securities Fund Class Y	17,801	683
		2,148

Domestic Equities - 24.7%
Russell U.S. Defensive Equity Fund Class Y	17,873	854
Russell U.S. Dynamic Equity Fund Class Y	68,753	781
Russell U.S. Small Cap Equity Fund Class Y	45,463	1,302
Select U.S. Equity Fund Class Y	458,315	4,922
		7,859

Fixed Income - 46.5%
Russell Global Opportunistic Credit Fund Class Y	140,514	1,284
Russell Investment Grade Bond Fund Class Y	176,955	3,932
Russell Short Duration Bond Fund Class Y	20,826	398
Russell Strategic Bond Fund Class Y	838,983	9,170
		14,784

International Equities - 22.0%
Russell Emerging Markets Fund Class Y	73,009	1,113
Russell Global Equity Fund Class Y	183,444	2,106
Select International Equity Fund Class Y	412,165	3,763
		6,982

Total Investments in Russell Affiliated Mutual Funds
(cost $28,818)		31,773

Total Investments 100.0%
(identified cost $28,818)		31,773

Other Assets and Liabilities, Net - (0.0%)		(4)
Net Assets - 100.0%		31,769

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$31,773	$—	$—	$31,773	100.0
Total Investments	31,773	—	—	31,773	100.0
Other Assets and Liabilities, Net					(—)*
					100.0

* Less than .05% of net assets.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund 129

Russell Investment Company
2025 Strategy Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$28,818
Investments, at fair value(>)	31,773
Receivables:
Fund shares sold	18
Total assets	31,791

Liabilities
Payables:
Investments purchased	14
Fund shares redeemed	3
Accrued fees to affiliates	5
Total liabilities	22

Net Assets	$31,769

Net Assets Consist of:
Accumulated net realized gain (loss)	$326
Unrealized appreciation (depreciation) on investments	2,955
Shares of beneficial interest	38
Additional paid-in capital	28,450
Net Assets	$31,769

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$8.39
Class R1 — Net assets	$16,835,936
Class R1 — Shares outstanding ($.01 par value)	2,005,917
Net asset value per share: Class R4(#)	$8.40
Class R4 — Net assets	$7,540,262
Class R4 — Shares outstanding ($.01 par value)	897,775
Net asset value per share: Class R5(#)	$8.37
Class R5 — Net assets	$7,392,588
Class R5 — Shares outstanding ($.01 par value)	883,127
Amounts in thousands
(>) Investments in affiliated Russell funds	$31,773
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

130 2025 Strategy Fund

Russell Investment Company
2025 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$865

Expenses
Distribution fees - Class R5	24
Shareholder servicing fees - Class R4	19
Shareholder servicing fees - Class R5	24
Total expenses	67
Net investment income (loss)	798

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	64
Capital gain distributions from Underlying Funds	458
Net realized gain (loss)	522
Net change in unrealized appreciation (depreciation) on investments	(1,110)
Net realized and unrealized gain (loss)	(588)
Net Increase (Decrease) in Net Assets from Operations	$210

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund 131

Russell Investment Company
2025 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015		2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$798	$845
Net realized gain (loss)		522	7,045
Net change in unrealized appreciation (depreciation)		(1,110)	(5,480)
Net increase (decrease) in net assets from operations		210	2,410

Distributions
From net investment income
Class R1		(424)	(464)
Class R2		—	(112)
Class R3		—	(238)
Class R4		(176)	(15)
Class R5		(199)	(15)
From net realized gain
Class R1		(3,163)	(1,048)
Class R2		—	(292)
Class R3		—	(727)
Class R4		(1,537)	—
Class R5		(2,105)	—
Net decrease in net assets from distributions		(7,604)	(2,911)

Share Transactions*
Net increase (decrease) in net assets from share transactions		4,967	(11,341)
Total Net Increase (Decrease) in Net Assets		(2,427)	(11,842)

Net Assets
Beginning of period		34,196	46,038
End of period		$31,769	$34,196
Undistributed (overdistributed) net investment income included in net assets		$—	$1

See accompanying notes which are an integral part of the financial statements.

132 2025 Strategy Fund

Russell Investment Company
2025 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	1,597	$13,886	499	$5,244
Proceeds from reinvestment of distributions	423	3,588	146	1,512
Payments for shares redeemed	(1,380)	(11,770)	(1,382)	(14,628)
Net increase (decrease)	640	5,704	(737)	(7,872)
Class R2
Proceeds from shares sold	—	—	239	2,529
Proceeds from reinvestment of distributions	—	—	39	404
Payments for shares redeemed	—	—	(901)	(9,509)
Net increase (decrease)	—	—	(623)	(6,576)
Class R3
Proceeds from shares sold	—	—	359	3,786
Proceeds from reinvestment of distributions	—	—	94	965
Payments for shares redeemed	—	—	(1,992)	(20,945)
Net increase (decrease)	—	—	(1,539)	(16,194)
Class R4
Proceeds from shares sold	182	1,576	733	7,700
Proceeds from reinvestment of distributions	201	1,712	1	15
Payments for shares redeemed	(211)	(1,804)	(9)	(95)
Net increase (decrease)	172	1,484	725	7,620
Class R5
Proceeds from shares sold	298	2,611	1,207	12,632
Proceeds from reinvestment of distributions	272	2,304	1	15
Payments for shares redeemed	(803)	(7,136)	(92)	(966)
Net increase (decrease)	(233)	(2,221)	1,116	11,681
Total increase (decrease)	579	$4,967	(1,058)	$(11,341)

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund 133

Russell Investment Company
2025 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2015	10.67	.21	(.15)	.06	(.25)	(2.09)
October 31, 2014	10.80	.25	.39	.64	(.24)	(.53)
October 31, 2013	10.01	.28	.96	1.24	(.26)	(.19)
October 31, 2012	9.44	.22	.61	.83	(.23)	(.03)
October 31, 2011	9.49	.30	(.02)	.28	(.33)	— (h)

Class R4 (3)
October 31, 2015	10.67	.20	(.15)	.05	(.23)	(2.09)
October 31, 2014	10.81	.19	.42	.61	(.22)	(.53)
October 31, 2013	10.01	.23	1.00	1.23	(.24)	(.19)
October 31, 2012	9.44	.22	.58	.80	(.20)	(.03)
October 31, 2011	9.48	.30	(.04)	.26	(.30)	— (h)

Class R5 (4)
October 31, 2015	10.64	.19	(.17)	.02	(.20)	(2.09)
October 31, 2014	10.77	.19	.40	.59	(.19)	(.53)
October 31, 2013	9.98	.20	.99	1.19	(.21)	(.19)
October 31, 2012	9.41	.19	.58	.77	(.17)	(.03)
October 31, 2011	9.46	.25	(.02)	.23	(.28)	— (h)

See accompanying notes which are an integral part of the financial statements.

134 2025 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross (g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(2.34)	8.39	.52	16,836	—	—	2.35	53
(.77)	10.67	6.23	14,573	—	—	2.41	67
(.45)	10.80	12.93	22,717	—	—	2.75	28
(.26)	10.01	9.00	34,875	—	—	2.32	37
(.33)	9.44	2.91	28,255	—	—	3.07	27

(2.32)	8.40	.37	7,540.25		.25	2.27	53
(.75)	10.67	5.87	7,743.25		.25	1.83	67
(.43)	10.81	12.68	6,736.25		.25	2.20	28
(.23)	10.01	8.67	6,235.25		.25	2.28	37
(.30)	9.44	2.74	8,188.25		.25	3.05	27

(2.29)	8.37	.07	7,393.50		.50	2.14	53
(.72)	10.64	5.70	11,880.50		.50	1.84	67
(.40)	10.77	12.41	16,585.50		.50	1.99	28
(.20)	9.98	8.40	14,350.50		.50	2.00	37
(.28)	9.41	2.42	16,037.50		.50	2.57	27

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund 135

Russell Investment Company
2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

2030 Strategy Fund - Class A‡			2030 Strategy Fund - Class R5‡‡‡‡
	Total			Total
	Return			Return
1 Year	(5.85)%		1 Year	(0.35)%
5 Years	5.28	%§	5 Years	6.28	%§
10 Years	3.81	%§	10 Years	4.11	%§

2030 Strategy Fund - Class E			2030 Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	(0.08)%		1 Year	0.22%
5 Years	6.49	%§	5 Years	6.80	%§
10 Years	4.34	%§	10 Years	4.62	%§

2030 Strategy Fund - Class R1‡‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	0.22%		1 Year	4.86%
5 Years	6.82	%§	5 Years	14.32	%§
10 Years	4.63	%§	10 Years	7.98	%§

2030 Strategy Fund - Class R4‡‡‡
	Total
	Return
1 Year	(0.05)%
5 Years	6.54	%§
10 Years	4.35	%§

136 2030 Strategy Fund

Russell Investment Company
2030 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The 2030 Strategy Fund (the “Fund”) is a fund of funds that	It was a mixed equity market for the fiscal year ending October
invests in other Russell Investment Company mutual funds (the	31, 2015. U.S. stocks (as measured by the Russell 3000® Index)
“Underlying Funds”). The Underlying Funds employ a multi-	returned 4.49% over the period, while non-U.S. equities returned
manager approach whereby portions of the Underlying Funds	-1.36% (as measured by the Russell Developed ex-U.S. Large Cap®
are allocated to different money managers. Underlying Fund	Index) and emerging markets returned -13.58% (as measured by
assets not allocated to money managers are managed by Russell	the Russell Emerging Markets Index). The underperformance of
Investment Management Company (“RIMCo”), the Fund’s and	non-U.S. equities versus U.S. equities was a key negative driver
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	to the Fund’s benchmark-relative performance, as U.S. equities
advisor, may change the allocation of the Underlying Funds’	finished at 4.86% for the fiscal year as measured by the Fund’s
assets among money managers at any time. An exemptive order	benchmark.
from the Securities and Exchange Commission (“SEC”) permits	The fiscal year ended October 31, 2015 was characterized by
RIMCo to engage or terminate a money manager in an Underlying	slowing global growth and commodity price weakness. Overall,
Fund at any time, subject to approval by the Underlying Fund’s	this was modestly positive for fixed income assets, as yields fell.
Board, without a shareholder vote. Pursuant to the terms of the	However, the Fund’s exposure to the fixed income asset class had
exemptive order, an Underlying Fund is required to notify its	a negative effect on benchmark-relative performance as core fixed
shareholders within 90 days of when a money manager begins	income underperformed U.S. equities.
providing services.
Within alternative strategies, commodities exposure had the
What is the Fund’s investment objective?	largest negative impact on the Fund, as the asset class (as
The Fund seeks to provide capital growth and income consistent	measured by the Bloomberg Commodity Index Total Return) lost
with its current asset allocation which will change over time, with	25.72% during the period, significantly underperforming U.S.
an increasing allocation to fixed income funds.	equities. Global REITs and listed infrastructure (as represented
The Fund pursues this objective by investing in a diversified	by the FTSE EPRA/NAREIT Developed Real Estate Index (Net)
portfolio that, as of October 31, 2015, consisted of approximately	and S&P Global Infrastructure Index (Net)) finished the fiscal
59.1% equity Underlying Funds, 32.5% fixed income Underlying	year up 2.68% and down 6.29%, respectively. Both of these asset
Funds and 8.4% alternative Underlying Funds. The Fund’s	classes underperformed U.S. equities, which negatively impacted
allocation to fixed income Underlying Funds will be fixed at	the Fund’s benchmark-relative performance.
66.3% in approximately the year 2030.	How did the investment strategies and techniques employed
How did the Fund perform relative to its benchmark for the	by the Fund and the Underlying Funds affect the Fund’s
fiscal year ended October 31, 2015?	performance?
For the fiscal year ended October 31, 2015, the Fund’s Class	The Fund is a fund of funds and its performance is based on
A, Class E, Class R4 and R5 Shares lost 0.07%, 0.08%,	RIMCo’s strategic asset allocations and the performance of the
0.05% and 0.35%, respectively, and the Fund’s Class R1, and	Underlying Funds in which the Fund invests.
Class S Shares gained 0.22% and 0.22%, respectively. This is	With respect to the Fund’s global equity exposure, the Fund’s
compared to the Fund’s primary benchmark, the Russell 1000®	strategic allocation to the Russell Global Equity Fund, Select
Index, which gained 4.86% during the same period. The Fund’s	International Equity Fund and the Russell Emerging Markets
performance includes operating expenses, whereas index returns	Fund detracted as these all underperformed the Fund’s U.S.
are unmanaged and do not include expenses of any kind.	equity benchmark. From an active management perspective, an
For the fiscal year ended October 31, 2015, the Morningstar®	underweighttoenergyandanoverweighttoconsumerdiscretionary
Target Date 2026-2030 gained 0.30%. This result serves as a	in the Russell Global Equity Fund contributed to positive excess
peer comparison and is expressed net of operating expenses.	return versus its benchmark. For the Russell Emerging Markets
Fund, unsuccessful stock selection in China and Brazil was the
The Fund’s underperformance relative to the Russell 1000®	main driver of the Fund’s benchmark-relative underperformance.
Index was due to the Fund’s allocation to non-U.S. equity and	Chinese stocks fell sharply and broader emerging markets also
commodity Underlying Funds, which underperformed large cap	lost significant value during the period due to growth concerns.
U.S. equity over the period.	A valuation bias in the Select International Equity Fund led to
How did the market conditions described in the Market	benchmark-relative underperformance as lower price-to-book
Summary report affect the Fund’s performance?	stocks strongly underperformed.

2030 Strategy Fund 137

Russell Investment Company
2030 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The Fund’s allocation to U.S. equity Underlying Funds had a	RIMCo has the discretion to vary the Fund’s actual allocation from
negative effect on the Fund’s benchmark-relative performance.	the target strategic asset allocation by up to +/- 5% at the equity,
Underlying active management within the U.S. equity Underlying	fixed income or alternative category level based on RIMCo’s
Funds detracted, as most of the U.S. equity Underlying Funds	capital markets research. RIMCo’s asset allocation modifications
underperformed their respective U.S. equity market segment	benefited the Fund’s performance relative to the Fund’s target
as represented by their primary benchmarks. The Select U.S.	strategic asset allocation.
Equity Fund underperformed the Russell 1000® Index due to	On November 21, 2014, RIMCo reduced the Fund’s overweight to
an underweight to growth stocks, which outperformed during	the Russell Global Equity Fund by 1.50%. This was offset by a
the period. In addition, the Fund’s strategic allocation to the	1.00% increase to the Russell Global Opportunistic Credit Fund
Russell U.S. Small Cap Equity Fund also detracted from the	and 0.50% increase to the Russell Commodity Strategies Fund.
Fund’s benchmark-relative performance, as U.S. small cap equity	This position was implemented after strong performance in the
underperformed the Fund’s benchmark and the Underlying Fund	equity market and to position the Fund for rising interest rates.
underperformed its Russell 2000® Index benchmark due to an
overweight to micro-capitalization stocks which underperformed	On December 31, 2014, RIMCo modified the Fund’s target
during the period.	strategic asset allocation and as a result, the Fund increased its exposure to fixed income Underlying Funds and decreased its
The Fund’s strategic allocation to fixed income Underlying Funds	exposure to equity and alternative Underlying Funds.
had a negative impact on its benchmark-relative performance
as fixed income underperformed U.S. equity. From an active	On February 19, 2015, RIMCo removed the Fund’s overweight to
management perspective, the Russell Global Opportunistic	U.S. equities by reducing the Fund’s allocation to the Select U.S.
Credit Fund underperformed its benchmark largely because of an	Equity Fund by 0.50%. This was offset by a 0.50% increase in
ex-benchmark allocation to local currency emerging market debt	the Fund’s allocation to the Russell Commodity Strategies Fund,
and the associated currency risk as the U.S. dollar appreciated	which neutralized the previous underweight to commodities. This
strongly versus emerging market currencies. While the Russell	position was implemented after strong U.S. equity performance
Strategic Bond Fund and Russell Investment Grade Bond Fund	and a sharp decline in commodities.
were negatively impacted by their overweight to credit, currency	On August 10, 2015, RIMCo reduced the Fund’s allocation to
positioning drove excess return relative to their respective	the Russell Emerging Markets Fund by 0.75% as concerns
benchmarks.	over emerging markets growth intensified. This was offset by an
The Fund’s strategic allocation to alternative Underlying Funds	increase in the allocation to large cap developed equities through
had a negative impact on benchmark-relative performance	a 0.50% increase in the Fund’s allocation to the Select U.S.
as each of these asset classes underperformed the Fund’s U.S.	Equity Fund and a 0.25% increase in the Fund’s allocation to the
equity benchmark. From an active management standpoint,	Select International Equity Fund.
performance of these Underlying Funds was mixed. The Russell	The views expressed in this report reflect those of the portfolio
Global Infrastructure Fund and the Russell Global Real Estate	managers only through the end of the period covered by
Securities Fund outperformed their respective benchmarks	the report. These views do not necessarily represent the
while the Russell Commodity Strategies Fund underperformed	views of RIMCo, or any other person in RIMCo or any other
its benchmark. The Russell Global Infrastructure Fund and the	affiliated organization. These views are subject to change
Russell Global Real Estate Securities Fund both benefited from	at any time based upon market conditions or other events,
strong stock selection by underlying money managers. The Russell	and RIMCo disclaims any responsibility to update the views
Commodity Strategies Fund underperformed its benchmark due	contained herein. These views should not be relied on as
largely to exposure to the energy sector.	investment advice and, because investment decisions for
Describe any changes to the Fund’s structure or allocation	a Russell Investment Company (“RIC”) Fund are based on
to the Underlying Funds.	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

138 2030 Strategy Fund

Russell Investment Company
2030 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

* Assumes initial investment on November 1, 2005.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on June 7, 2006.  The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class E Shares from January 3, 2005 to September 7, 2006 and the returns of Class R2 Shares from September 8, 2006 to September 30, 2014.

‡‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s
Class R3 Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2030 Strategy Fund 139

Russell Investment Company
2030 Strategy Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class A	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur ongoing costs, including	October 31, 2015	$964.30	$1,023.95
distribution (12b-1) and/or service fees and other Fund expenses.	Expenses Paid During Period*	$1.24	$1.28
The Example is intended to help you understand your ongoing	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
costs (in dollars) of investing in the Fund and to compare these	(representing the six month period annualized), multiplied by the average
costs with the ongoing costs of investing in other mutual funds.	account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Example is based on an investment of $1,000 invested at the
beginning of the period and held for the entire period indicated,			Hypothetical
which for this Fund is from May 1, 2015 to October 31, 2015.			Performance (5%
		Actual	return before
Actual Expenses	Class E	Performance	expenses)
Beginning Account Value
The information in the table under the heading “Actual	May 1, 2015	$1,000.00	$1,000.00
Performance” provides information about actual account values	Ending Account Value
and actual expenses. You may use the information in this column,	October 31, 2015	$964.00	$1,023.95
together with the amount you invested, to estimate the expenses	Expenses Paid During Period*	$1.24	$1.28
that you paid over the period. Simply divide your account value by	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
$1,000 (for example, an $8,600 account value divided by $1,000	(representing the six month period annualized), multiplied by the average
= 8.6), then multiply the result by the number in the first column	account value over the period, multiplied by 184/365 (to reflect the one-half
in the row entitled “Expenses Paid During Period” to estimate	year period).

the expenses you paid on your account during this period.			Hypothetical
Performance (5%
Hypothetical Example for Comparison Purposes		Actual	return before
The information in the table under the heading “Hypothetical	Class R1	Performance	expenses)
Performance (5% return before expenses)” provides information	Beginning Account Value
about hypothetical account values and hypothetical expenses	May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
based on the Fund’s actual expense ratio and an assumed rate of	October 31, 2015	$966.40	$1,025.21
return of 5% per year before expenses, which is not the Fund’s	Expenses Paid During Period*	$—	$—
actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or	* There were no expenses charged to the Class.
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
funds. To do so, compare this 5% hypothetical example with the		Actual	return before
	Class R4	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2015	$1,000.00	$1,000.00
Please note that the expenses shown in the table are meant	Ending Account Value
to highlight your ongoing costs only and do not reflect any	October 31, 2015	$965.10	$1,023.95
	Expenses Paid During Period*	$1.24	$1.28
transactional costs. Therefore, the information under the heading
“Hypothetical Performance (5% return before expenses)” is	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
useful in comparing ongoing costs only, and will not help you	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
determine the relative total costs of owning different funds. In	year period).
addition, if these transactional costs were included, your costs would have been higher.

140 2030 Strategy Fund

Russell Investment Company
2030 Strategy Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$963.70	$1,022.68
Expenses Paid During Period*	$2.47	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$965.30	$1,025.21
Expenses Paid During Period*	$—	$—

* There were no expenses charged to the Class.

2030 Strategy Fund 141

Russell Investment Company
2030 Strategy Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)
		Fair
		Value
	Shares	$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 7.3%
Russell Commodity Strategies Fund Class Y	420,218	2,387
Russell Global Infrastructure Fund Class Y	169,796	1,943
Russell Global Real Estate Securities Fund Class Y	50,178	1,926
		6,256

Domestic Equities - 30.9%
Russell U.S. Defensive Equity Fund Class Y	51,581	2,463
Russell U.S. Dynamic Equity Fund Class Y	252,786	2,872
Russell U.S. Small Cap Equity Fund Class Y	173,974	4,983
Select U.S. Equity Fund Class Y	1,526,296	16,392
		26,710

Fixed Income - 33.4%
Russell Global Opportunistic Credit Fund Class Y	330,460	3,020
Russell Investment Grade Bond Fund Class Y	232,391	5,164
Russell Strategic Bond Fund Class Y	1,890,134	20,659
		28,843

International Equities - 28.4%
Russell Emerging Markets Fund Class Y	282,505	4,305
Russell Global Equity Fund Class Y	656,360	7,535
Select International Equity Fund Class Y	1,390,054	12,691
		24,531

Total Investments in Russell Affiliated Mutual Funds
(cost $75,806)		86,340

Total Investments 100.0%
(identified cost $75,806)		86,340

Other Assets and Liabilities, Net - (0.0%)		(10)
Net Assets - 100.0%		86,330

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$86,340	$—	$—	$86,340	100.0
Total Investments	86,340	—	—	86,340	100.0
Other Assets and Liabilities, Net					(—)*
					100.0

* Less than .05% of net assets.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

142 2030 Strategy Fund

Russell Investment Company
2030 Strategy Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$75,806
Investments, at fair value(>)	86,340
Receivables:
Investments sold	29
Fund shares sold	39
Total assets	86,408

Liabilities
Payables:
Fund shares redeemed	67
Accrued fees to affiliates	11
Total liabilities	78

Net Assets	$86,330

Net Assets Consist of:
Accumulated net realized gain (loss)	$3,965
Unrealized appreciation (depreciation) on investments	10,534
Shares of beneficial interest	101
Additional paid-in capital	71,730
Net Assets	$86,330

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$8.61
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$9.14
Class A — Net assets	$756,739
Class A — Shares outstanding ($.01 par value)	87,851
Net asset value per share: Class E(#)	$8.52
Class E — Net assets	$269,434
Class E — Shares outstanding ($.01 par value)	31,612
Net asset value per share: Class R1(#)	$8.54
Class R1 — Net assets	$45,444,955
Class R1 — Shares outstanding ($.01 par value)	5,323,421
Net asset value per share: Class R4(#)	$8.52
Class R4 — Net assets	$10,545,379
Class R4 — Shares outstanding ($.01 par value)	1,237,968
Net asset value per share: Class R5(#)	$8.53
Class R5 — Net assets	$20,120,156
Class R5 — Shares outstanding ($.01 par value)	2,358,763
Net asset value per share: Class S(#)	$8.53
Class S — Net assets	$9,193,314
Class S — Shares outstanding ($.01 par value)	1,077,707
Amounts in thousands
(>) Investments in affiliated Russell funds	$86,340
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund 143

Russell Investment Company
2030 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$2,558

Expenses
Distribution fees - Class A	2
Distribution fees - Class R5	67
Shareholder servicing fees - Class E	1
Shareholder servicing fees - Class R4	37
Shareholder servicing fees - Class R5	67
Total expenses	174
Net investment income (loss)	2,384

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,169
Capital gain distributions from Underlying Funds	1,700
Net realized gain (loss)	4,869
Net change in unrealized appreciation (depreciation) on investments	(7,054)
Net realized and unrealized gain (loss)	(2,185)
Net Increase (Decrease) in Net Assets from Operations	$199

See accompanying notes which are an integral part of the financial statements.

144 2030 Strategy Fund

Russell Investment Company
2030 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,384	$3,730
Net realized gain (loss)	4,869	38,413
Net change in unrealized appreciation (depreciation)	(7,054)	(32,008)
Net increase (decrease) in net assets from operations	199	10,135

Distributions
From net investment income
Class A	(35)	(43)
Class E	(6)	(11)
Class R1	(1,205)	(1,851)
Class R2	—	(384)
Class R3	—	(906)
Class R4	(333)	(25)
Class R5	(527)	(34)
Class S	(281)	(474)
From net realized gain
Class A	(599)	—
Class E	(76)	—
Class R1	(14,989)	—
Class R4	(4,908)	—
Class R5	(9,219)	—
Class S	(3,747)	—
Net decrease in net assets from distributions	(35,925)	(3,728)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(1,386)	(61,941)
Total Net Increase (Decrease) in Net Assets	(37,112)	(55,534)

Net Assets
Beginning of period	123,442	178,976
End of period	$86,330	$123,442
Undistributed (overdistributed) net investment income included in net assets	$—	$2

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund 145

Russell Investment Company
2030 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	3	$29	2	$29
Proceeds from reinvestment of distributions	72	630	4	43
Payments for shares redeemed	(147)	(1,294)	(38)	(467)
Net increase (decrease)	(72)	(635)	(32)	(395)
Class E
Proceeds from shares sold	10	94	19	235
Proceeds from reinvestment of distributions	9	81	1	11
Payments for shares redeemed	(17)	(185)	(35)	(436)
Net increase (decrease)	2	(10)	(15)	(190)
Class R1
Proceeds from shares sold	2,654	24,599	1,289	15,782
Proceeds from reinvestment of distributions	1,868	16,192	153	1,851
Payments for shares redeemed	(3,254)	(29,966)	(4,362)	(53,588)
Net increase (decrease)	1,268	10,825	(2,920)	(35,955)
Class R2
Proceeds from shares sold	—	—	243	2,983
Proceeds from reinvestment of distributions	—	—	32	384
Payments for shares redeemed	—	—	(1,959)	(23,939)
Net increase (decrease)	—	—	(1,684)	(20,572)
Class R3
Proceeds from shares sold	—	—	706	8,631
Proceeds from reinvestment of distributions	—	—	75	906
Payments for shares redeemed	—	—	(5,085)	(62,031)
Net increase (decrease)	—	—	(4,304)	(52,494)
Class R4
Proceeds from shares sold	207	1,866	1,357	16,576
Proceeds from reinvestment of distributions	606	5,241	2	25
Payments for shares redeemed	(926)	(8,193)	(8)	(100)
Net increase (decrease)	(113)	(1,086)	1,351	16,501
Class R5
Proceeds from shares sold	563	5,170	3,289	40,186
Proceeds from reinvestment of distributions	1,125	9,747	3	34
Payments for shares redeemed	(2,496)	(24,345)	(126)	(1,545)
Net increase (decrease)	(808)	(9,428)	3,166	38,675
Class S
Proceeds from shares sold	277	2,531	321	3,940
Proceeds from reinvestment of distributions	465	4,028	39	474
Payments for shares redeemed	(800)	(7,611)	(970)	(11,925)
Net increase (decrease)	(58)	(1,052)	(610)	(7,511)
Total increase (decrease)	219	$(1,386)	(5,048)	$(61,941)

See accompanying notes which are an integral part of the financial statements.

146 2030 Strategy Fund

(This page intentionally left blank)

Russell Investment Company
2030 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	12.55	.31	(.28)	.03	(.24)	(3.73)
October 31, 2014	12.05	.26	.50	.76	(.26)	—
October 31, 2013	10.55	.21	1.50	1.71	(.21)	—
October 31, 2012	9.92	.17	.64	.81	(.18)	—
October 31, 2011	9.92	.23	.01	.24	(.24)	—

Class E
October 31, 2015	12.46	.18	(.15)	.03	(.24)	(3.73)
October 31, 2014	11.96	.28	.48	.76	(.26)	—
October 31, 2013	10.48	.21	1.48	1.69	(.21)	—
October 31, 2012	9.84	.19	.63	.82	(.18)	—
October 31, 2011	9.87	.79	(.59)	.20	(.23)	—

Class R1
October 31, 2015	12.48	.21	(.16)	.05	(.26)	(3.73)
October 31, 2014	11.98	.33	.47	.80	(.30)	—
October 31, 2013	10.49	.24	1.49	1.73	(.24)	—
October 31, 2012	9.86	.20	.64	.84	(.21)	—
October 31, 2011	9.87	.24	.02	.26	(.27)	—

Class R4(3)
October 31, 2015	12.46	.20	(.17)	.03	(.24)	(3.73)
October 31, 2014	11.96	.27	.49	.76	(.26)	—
October 31, 2013	10.48	.21	1.48	1.69	(.21)	—
October 31, 2012	9.84	.20	.61	.81	(.17)	—
October 31, 2011	9.85	.21	.02	.23	(.24)	—

Class R5(4)
October 31, 2015	12.47	.19	(.19)	—	(.21)	(3.73)
October 31, 2014	11.97	.26	.47	.73	(.23)	—
October 31, 2013	10.48	.19	1.48	1.67	(.18)	—
October 31, 2012	9.84	.16	.63	.79	(.15)	—
October 31, 2011	9.85	.21	(.01)	.20	(.21)	—

Class S
October 31, 2015	12.47	.23	(.18)	.05	(.26)	(3.73)
October 31, 2014	11.98	.33	.46	.79	(.30)	—
October 31, 2013	10.49	.24	1.49	1.73	(.24)	—
October 31, 2012	9.86	.20	.64	.84	(.21)	—
October 31, 2011	9.87	.25	.01	.26	(.27)	—

See accompanying notes which are an integral part of the financial statements.

148 2030 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(3.97)	8.61	(.07)	757.25		.25	3.23	32
(.26)	12.55	6.40	2,011.25		.25	2.14	60
(.21)	12.05	16.42	2,321.25		.25	1.85	16
(.18)	10.55	8.32	2,033.25		.25	1.70	26
(.24)	9.92	2.39	1,820.25		.25	2.21	28

(3.97)	8.52	(.08)	270.25		.25	2.01	32
(.26)	12.46	6.43	362.25		.25	2.25	60
(.21)	11.96	16.34	527.25		.25	1.84	16
(.18)	10.48	8.46	589.25		.25	1.90	26
(.23)	9.84	2.02	975.25		.25	7.79	28

(3.99)	8.54	.22	45,445	—	—	2.29	32
(.30)	12.48	6.72	50,599	—	—	2.66	60
(.24)	11.98	16.71	83,569	—	—	2.18	16
(.21)	10.49	8.65	87,265	—	—	1.99	26
(.27)	9.86	2.55	79,046	—	—	2.39	28

(3.97)	8.52	(.05)	10,545.25		.25	2.22	32
(.26)	12.46	6.45	16,830.25		.25	2.21	60
(.21)	11.96	16.33	20,147.25		.25	1.86	16
(.17)	10.48	8.43	21,520.25		.25	1.96	26
(.24)	9.84	2.27	38,352.25		.25	2.03	28

(3.94)	8.53	(.35)	20,120.50		.50	2.02	32
(.23)	12.47	6.17	39,472.50		.50	2.12	60
(.18)	11.97	16.13	51,507.50		.50	1.66	16
(.15)	10.48	8.15	50,961.50		.50	1.64	26
(.21)	9.84	2.03	71,140.50		.50	2.09	28

(3.99)	8.53	.22	9,193	—	—	2.46	32
(.30)	12.47	6.63	14,168	—	—	2.68	60
(.24)	11.98	16.71	20,905	—	—	2.15	16
(.21)	10.49	8.65	24,300	—	—	1.98	26
(.27)	9.86	2.55	22,043	—	—	2.48	28

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund 149

Russell Investment Company
2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

2035 Strategy Fund - Class R1			2035 Strategy Fund - Class R5‡
	Total			Total
	Return			Return
1 Year	(0.34)%		1 Year	(0.89)%
5 Years	7.46	%§	5 Years	6.94	%§
Inception*	4.20	%§	Inception*	3.68	%§

2035 Strategy Fund - Class R4‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	(0.59)%		1 Year	4.86%
5 Years	7.19	%§	5 Years	14.32	%§
Inception*	3.93	%§	Inception*	8.64	%§

150 2035 Strategy Fund

Russell Investment Company
2035 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The 2035 Strategy Fund (the “Fund”) is a fund of funds that	returned 4.49% over the period, while non-U.S. equities returned
invests in other Russell Investment Company mutual funds (the	-1.36% (as measured by the Russell Developed ex-U.S. Large Cap®
“Underlying Funds”). The Underlying Funds employ a multi-	Index) and emerging markets returned -13.58% (as measured by
manager approach whereby portions of the Underlying Funds	the Russell Emerging Markets Index). The underperformance of
are allocated to different money managers. Underlying Fund	non-U.S. equities versus U.S. equities was a key negative driver
assets not allocated to money managers are managed by Russell	to the Fund’s benchmark-relative performance, as U.S. equities
Investment Management Company (“RIMCo”), the Fund’s and	finished at 4.86% for the fiscal year as measured by the Fund’s
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	benchmark.
advisor, may change the allocation of the Underlying Funds’	The fiscal year ended October 31, 2015 was characterized by
assets among money managers at any time. An exemptive order	slowing global growth and commodity price weakness. Overall,
from the Securities and Exchange Commission (“SEC”) permits	this was modestly positive for fixed income assets, as yields fell.
RIMCo to engage or terminate a money manager in an Underlying	However, the Fund’s exposure to the fixed income asset class had
Fund at any time, subject to approval by the Underlying Fund’s	a negative effect on benchmark-relative performance as core fixed
Board, without a shareholder vote. Pursuant to the terms of the	income underperformed U.S. equities.
exemptive order, an Underlying Fund is required to notify its
shareholders within 90 days of when a money manager begins	Within alternative strategies, commodities exposure had the
providing services.	largest negative impact on the Fund, as the asset class (as
measured by the Bloomberg Commodity Index Total Return) lost
What is the Fund’s investment objective?	25.72% during the period, significantly underperforming U.S.
The Fund seeks to provide capital growth and income consistent	equities. Global REITs and listed infrastructure (as represented
with its current asset allocation which will change over time, with	by the FTSE EPRA/NAREIT Developed Real Estate Index (Net)
an increasing allocation to fixed income funds.	and S&P Global Infrastructure Index (Net)) finished the fiscal
The Fund pursues this objective by investing in a diversified	year up 2.68% and down 6.29%, respectively. Both of these asset
portfolio that, as of October 31, 2015, consisted of approximately	classes underperformed U.S. equities, which negatively impacted
73.3% equity Underlying Funds, 17.4% fixed income Underlying	the Fund’s benchmark-relative performance.
Funds and 9.3% alternative Underlying Funds. The Fund’s	How did the investment strategies and techniques employed
allocation to fixed income Underlying Funds will be fixed at	by the Fund and the Underlying Funds affect the Fund’s
66.3% in approximately the year 2035.	performance?
How did the Fund perform relative to its benchmark for the	The Fund is a fund of funds and its performance is based on
fiscal year ended October 31, 2015?	RIMCo’s strategic asset allocations and the performance of the
For the fiscal year ended October 31, 2015, the Fund’s Class R1,	Underlying Funds in which the Fund invests.
Class R4 and Class R5 Shares lost 0.34%, 0.59% and 0.89%,	With respect to the Fund’s global equity exposure, the Fund’s
respectively. This is compared to the Fund’s primary benchmark,	strategic allocation to the Russell Global Equity Fund, Select
the Russell 1000® Index, which gained 4.86% during the same	International Equity Fund and the Russell Emerging Markets
period. The Fund’s performance includes operating expenses,	Fund detracted as these all underperformed the Fund’s U.S.
whereas index returns are unmanaged and do not include	equity benchmark. From an active management perspective, an
expenses of any kind.	underweighttoenergyandanoverweighttoconsumerdiscretionary
For the fiscal year ended October 31, 2015, the Morningstar®	in the Russell Global Equity Fund contributed to positive excess
Target Date 2031-2035 gained 0.42%. This result serves as a	return versus its benchmark. For the Russell Emerging Markets
peer comparison and is expressed net of operating expenses.	Fund, unsuccessful stock selection in China and Brazil was the main driver of the Fund’s benchmark-relative underperformance.
The Fund’s underperformance relative to the Russell 1000®	Chinese stocks fell sharply and broader emerging markets also
Index was due to the Fund’s allocation to non-U.S. equity and	lost significant value during the period due to growth concerns.
commodity Underlying Funds, which underperformed large cap	A valuation bias in the Select International Equity Fund led to
U.S. equity over the period.	benchmark-relative underperformance as lower price-to-book
How did the market conditions described in the Market	stocks strongly underperformed.
Summary report affect the Fund’s performance?	The Fund’s allocation to U.S. equity Underlying Funds had a
It was a mixed equity market for the fiscal year ending October	negative effect on the Fund’s benchmark-relative performance.
31, 2015. U.S. stocks (as measured by the Russell 3000® Index)	Underlying active management within the U.S. equity Underlying

2035 Strategy Fund 151

Russell Investment Company
2035 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

Funds detracted, as most of the U.S. equity Underlying Funds	fixed income or alternative category level based on RIMCo’s
underperformed their respective U.S. equity market segment	capital markets research. RIMCo’s asset allocation modifications
as represented by their primary benchmarks. The Select U.S.	benefited the Fund’s performance relative to the Fund’s target
Equity Fund underperformed the Russell 1000® Index due to	strategic asset allocation.
an underweight to growth stocks, which outperformed during	On November 21, 2014, RIMCo reduced the Fund’s overweight to
the period. In addition, the Fund’s strategic allocation to the	the Russell Global Equity Fund by 1.50%. This was offset by a
Russell U.S. Small Cap Equity Fund also detracted from the	1.00% increase to the Russell Global Opportunistic Credit Fund
Fund’s benchmark-relative performance, as U.S. small cap equity	and 0.50% increase to the Russell Commodity Strategies Fund.
underperformed the Fund’s benchmark and the Underlying Fund	This position was implemented after strong performance in the
underperformed its Russell 2000® Index benchmark due to an	equity market and to position the Fund for rising interest rates.
overweight to micro-capitalization stocks which underperformed
during the period.	On December 31, 2014, RIMCo modified the Fund’s target
strategic asset allocation and as a result, the Fund increased its
The Fund’s strategic allocation to fixed income Underlying Funds	exposure to fixed income Underlying Funds and decreased its
had a negative impact on its benchmark-relative performance	exposure to equity and alternative Underlying Funds.
as fixed income underperformed U.S. equity. From an active
management perspective, the Russell Global Opportunistic	On February 19, 2015, RIMCo removed the Fund’s overweight to
Credit Fund underperformed its benchmark largely because of an	U.S. equities by reducing the Fund’s allocation to the Select U.S.
ex-benchmark allocation to local currency emerging market debt	Equity Fund by 0.50%. This was offset by a 0.50% increase in
and the associated currency risk as the U.S. dollar appreciated	the Fund’s allocation to the Russell Commodity Strategies Fund,
strongly versus emerging market currencies. The Russell	which neutralized the previous underweight to commodities. This
Strategic Bond Fund was negatively impacted by its overweight	position was implemented after strong U.S. equity performance
to credit, but its currency positioning drove excess return relative	and a sharp decline in commodities.
to its benchmark.	On August 10, 2015, RIMCo reduced the Fund’s allocation to
The Fund’s strategic allocation to alternative Underlying Funds	the Russell Emerging Markets Fund by 0.75% as concerns
had a negative impact on benchmark-relative performance	over emerging markets growth intensified. This was offset by an
as each of these asset classes underperformed the Fund’s U.S.	increase in the allocation to large cap developed equities through
equity benchmark. From an active management standpoint,	a 0.50% increase in the Fund’s allocation to the Select U.S.
performance of these Underlying Funds was mixed. The Russell	Equity Fund and a 0.25% increase in the Fund’s allocation to the
Global Infrastructure Fund and the Russell Global Real Estate	Select International Equity Fund.
Securities Fund outperformed their respective benchmarks	The views expressed in this report reflect those of the portfolio
while the Russell Commodity Strategies Fund underperformed	managers only through the end of the period covered by
its benchmark. The Russell Global Infrastructure Fund and the	the report. These views do not necessarily represent the
Russell Global Real Estate Securities Fund both benefited from	views of RIMCo, or any other person in RIMCo or any other
strong stock selection by underlying money managers. The Russell	affiliated organization. These views are subject to change
Commodity Strategies Fund underperformed its benchmark due	at any time based upon market conditions or other events,
largely to exposure to the energy sector.	and RIMCo disclaims any responsibility to update the views
Describe any changes to the Fund’s structure or allocation	contained herein. These views should not be relied on as
to the Underlying Funds.	investment advice and, because investment decisions for
RIMCo has the discretion to vary the Fund’s actual allocation from	a Russell Investment Company (“RIC”) Fund are based on
the target strategic asset allocation by up to +/- 5% at the equity,	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

152 2035 Strategy Fund

Russell Investment Company
2035 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

* Assumes initial investment on March 31, 2008.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 Shares and Class R3 Shares, respectively.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2035 Strategy Fund 153

Russell Investment Company
2035 Strategy Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class R1	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur ongoing costs, including	October 31, 2015	$956.70	$1,025.21
distribution (12b-1) and/or service fees and other Fund expenses.	Expenses Paid During Period*	$—	$—
The Example is intended to help you understand your ongoing	* There were no expenses charged to the Class.
costs (in dollars) of investing in the Fund and to compare these
costs with the ongoing costs of investing in other mutual funds.			Hypothetical
Performance (5%
The Example is based on an investment of $1,000 invested at the		Actual	return before
beginning of the period and held for the entire period indicated,	Class R4	Performance	expenses)
which for this Fund is from May 1, 2015 to October 31, 2015.	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
The information in the table under the heading “Actual	October 31, 2015	$955.40	$1,023.95
	Expenses Paid During Period*	$1.23	$1.28
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
together with the amount you invested, to estimate the expenses	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column			Hypothetical
in the row entitled “Expenses Paid During Period” to estimate			Performance (5%
		Actual	return before
the expenses you paid on your account during this period.	Class R5	Performance	expenses)
Beginning Account Value
Hypothetical Example for Comparison Purposes	May 1, 2015	$1,000.00	$1,000.00
The information in the table under the heading “Hypothetical	Ending Account Value
Performance (5% return before expenses)” provides information	October 31, 2015	$955.00	$1,022.68
about hypothetical account values and hypothetical expenses	Expenses Paid During Period*	$2.46	$2.55
based on the Fund’s actual expense ratio and an assumed rate of	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
return of 5% per year before expenses, which is not the Fund’s	(representing the six month period annualized), multiplied by the average
actual return. The hypothetical account values and expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
may not be used to estimate the actual ending account balance or	year period).
expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant
to highlight your ongoing costs only and do not reflect any
transactional costs. Therefore, the information under the heading
“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

154 2035 Strategy Fund

Russell Investment Company
2035 Strategy Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 8.5%
Russell Commodity Strategies Fund Class Y		139,590	793
Russell Global Infrastructure Fund Class Y		58,156	665
Russell Global Real Estate Securities Fund Class Y		17,245	662
			2,120

Domestic Equities - 38.0%
Russell U.S. Defensive Equity Fund Class Y		15,707	750
Russell U.S. Dynamic Equity Fund Class Y		95,155	1,081
Russell U.S. Small Cap Equity Fund Class Y		65,205	1,868
Select U.S. Equity Fund Class Y		540,817	5,808
			9,507

Fixed Income - 18.4%
Russell Global Opportunistic Credit Fund Class Y		65,188	596
Russell Strategic Bond Fund Class Y		366,770	4,008
			4,604

International Equities - 35.1%
Russell Emerging Markets Fund Class Y		110,858	1,690
Russell Global Equity Fund Class Y		231,487	2,657
Select International Equity Fund Class Y		487,923	4,455
			8,802

Total Investments in Russell Affiliated Mutual Funds
(cost $22,633)			25,033

Total Investments 100.0%
(identified cost $22,633)			25,033

Other Assets and Liabilities, Net - (0.0%)			(3)
Net Assets - 100.0%			25,030

Presentation of Portfolio Holdings

Amounts in thousands
			Fair Value
Portfolio Summary	Level 1		Level 2	Level 3	Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$25,033		$—	$—	$25,033	100.0
Total Investments	25,033		—	—	25,033	100.0
Other Assets and Liabilities, Net						(—)*
						100.0

* Less than .05% of net assets.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund 155

Russell Investment Company
2035 Strategy Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$22,633
Investments, at fair value(>)	25,033
Receivables:
Fund shares sold	27
Total assets	25,060

Liabilities
Payables:
Investments purchased	24
Fund shares redeemed	2
Accrued fees to affiliates	4
Total liabilities	30

Net Assets	$25,030

Net Assets Consist of:
Accumulated net realized gain (loss)	$206
Unrealized appreciation (depreciation) on investments	2,400
Shares of beneficial interest	29
Additional paid-in capital	22,395
Net Assets	$25,030

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$8.74
Class R1 — Net assets	$10,865,241
Class R1 — Shares outstanding ($.01 par value)	1,243,066
Net asset value per share: Class R4(#)	$8.73
Class R4 — Net assets	$7,634,318
Class R4 — Shares outstanding ($.01 par value)	874,447
Net asset value per share: Class R5(#)	$8.73
Class R5 — Net assets	$6,530,530
Class R5 — Shares outstanding ($.01 par value)	748,109
Amounts in thousands
(>) Investments in affiliated Russell funds	$25,033
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

156 2035 Strategy Fund

Russell Investment Company
2035 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$579

Expenses
Distribution fees - Class R5	20
Shareholder servicing fees - Class R4	21
Shareholder servicing fees - Class R5	20
Total expenses	61
Net investment income (loss)	518

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(85)
Capital gain distributions from Underlying Funds	468
Net realized gain (loss)	383
Net change in unrealized appreciation (depreciation) on investments	(977)
Net realized and unrealized gain (loss)	(594)
Net Increase (Decrease) in Net Assets from Operations	$(76)

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund 157

Russell Investment Company
2035 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015		2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$518	$688
Net realized gain (loss)		383	5,889
Net change in unrealized appreciation (depreciation)		(977)	(4,673)
Net increase (decrease) in net assets from operations		(76)	1,904

Distributions
From net investment income
Class R1		(218)	(297)
Class R2		—	(140)
Class R3		—	(245)
Class R4		(153)	(5)
Class R5		(148)	(—)**
From net realized gain
Class R1		(1,980)	(254)
Class R2		—	(132)
Class R3		—	(256)
Class R4		(1,702)	—
Class R5		(2,029)	—
Net decrease in net assets from distributions		(6,230)	(1,329)

Share Transactions*
Net increase (decrease) in net assets from share transactions		4,486	(3,663)
Total Net Increase (Decrease) in Net Assets		(1,820)	(3,088)

Net Assets
Beginning of period		26,850	29,938
End of period		$25,030	$26,850
Undistributed (overdistributed) net investment income included in net assets		$—	$1

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

158 2035 Strategy Fund

Russell Investment Company
2035 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	918	$8,457	405	$4,535
Proceeds from reinvestment of distributions	246	2,197	50	551
Payments for shares redeemed	(609)	(5,439)	(779)	(8,750)
Net increase (decrease)	555	5,215	(324)	(3,664)
Class R2
Proceeds from shares sold	—	—	197	2,223
Proceeds from reinvestment of distributions	—	—	25	272
Payments for shares redeemed	—	—	(783)	(8,720)
Net increase (decrease)	—	—	(561)	(6,225)
Class R3
Proceeds from shares sold	—	—	303	3,388
Proceeds from reinvestment of distributions	—	—	45	500
Payments for shares redeemed	—	—	(1,459)	(16,194)
Net increase (decrease)	—	—	(1,111)	(12,306)
Class R4
Proceeds from shares sold	170	1,588	680	7,552
Proceeds from reinvestment of distributions	208	1,854	—**	5
Payments for shares redeemed	(180)	(1,610)	(4)	(49)
Net increase (decrease)	198	1,832	676	7,508
Class R5
Proceeds from shares sold	253	2,336	1,039	11,528
Proceeds from reinvestment of distributions	245	2,177	—**	1
Payments for shares redeemed	(744)	(7,074)	(44)	(505)
Net increase (decrease)	(246)	(2,561)	995	11,024
Total increase (decrease)	507	$4,486	(325)	$(3,663)

** Less than 500 shares.

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund 159

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2035 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2015	11.39	.18	(.18)	—	(.23)	(2.42)
October 31, 2014	11.16	.33	.45	.78	(.30)	(.25)
October 31, 2013	9.68	.17	1.75	1.92	(.18)	(.26)
October 31, 2012	9.10	.17	.63	.80	(.17)	(.05)
October 31, 2011	9.13	.20	— (h)	.20	(.23)	—

Class R4(3)
October 31, 2015	11.38	.18	(.21)	(.03)	(.20)	(2.42)
October 31, 2014	11.15	.24	.51	.75	(.27)	(.25)
October 31, 2013	9.67	.16	1.74	1.90	(.16)	(.26)
October 31, 2012	9.09	.14	.63	.77	(.14)	(.05)
October 31, 2011	9.12	.20	(.03)	.17	(.20)	—

Class R5(4)
October 31, 2015	11.38	.17	(.22)	(.05)	(.18)	(2.42)
October 31, 2014	11.15	.24	.48	.72	(.24)	(.25)
October 31, 2013	9.67	.12	1.75	1.87	(.13)	(.26)
October 31, 2012	9.08	.13	.62	.75	(.11)	(.05)
October 31, 2011	9.11	.15	— (h)	.15	(.18)	—

See accompanying notes which are an integral part of the financial statements.

160 2035 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(2.65)	8.74	(.34)	10,865	—	—	1.94	46
(.55)	11.39	7.12	7,843	—	—	2.91	80
(.44)	11.16	20.63	11,299	—	—	1.68	44
(.22)	9.68	8.99	11,495	—	—	1.78	47
(.23)	9.10	2.10	9,728	—	—	2.13	42

(2.62)	8.73	(.59)	7,634.25		.25	1.90	46
(.52)	11.38	6.86	7,695.25		.25	2.14	80
(.42)	11.15	20.36	6,258.25		.25	1.52	44
(.19)	9.67	8.72	5,457.25		.25	1.49	47
(.20)	9.09	1.81	4,944.25		.25	2.12	42

(2.60)	8.73	(.89)	6,531.50		.50	1.84	46
(.49)	11.38	6.60	11,312.50		.50	2.18	80
(.39)	11.15	20.06	12,381.50		.50	1.21	44
(.16)	9.67	8.50	9,014.50		.50	1.36	47
(.18)	9.08	1.60	9,473.50		.50	1.64	42

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund 161

Russell Investment Company
2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

2040 Strategy Fund - Class A‡			2040 Strategy Fund - Class R5‡‡‡‡
	Total			Total
	Return			Return
1 Year	(6.63)%		1 Year	(1.07)%
5 Years	5.85	%§	5 Years	6.87	%§
10 Years	4.07	%§	10 Years	4.42	%§

2040 Strategy Fund - Class E			2040 Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	(0.97)%		1 Year	(0.65)%
5 Years	7.09	%§	5 Years	7.39	%§
10 Years	4.66	%§	10 Years	4.95	%§

2040 Strategy Fund - Class R1‡‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	(0.61)%		1 Year	4.86%
5 Years	7.40	%§	5 Years	14.32	%§
10 Years	4.95	%§	10 Years	7.98	%§

2040 Strategy Fund - Class R4‡‡‡
	Total
	Return
1 Year	(0.91)%
5 Years	7.14	%§
10 Years	4.67	%§

162 2040 Strategy Fund

Russell Investment Company
2040 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The 2040 Strategy Fund (the “Fund”) is a fund of funds that	returned 4.49% over the period, while non-U.S. equities returned
invests in other Russell Investment Company mutual funds (the	-1.36% (as measured by the Russell Developed ex-U.S. Large Cap®
“Underlying Funds”). The Underlying Funds employ a multi-	Index) and emerging markets returned -13.58% (as measured by
manager approach whereby portions of the Underlying Funds	the Russell Emerging Markets Index). The underperformance of
are allocated to different money managers. Underlying Fund	non-U.S. equities versus U.S. equities was a key negative driver
assets not allocated to money managers are managed by Russell	to the Fund’s benchmark-relative performance, as U.S. equities
Investment Management Company (“RIMCo”), the Fund’s and	finished at 4.86% for the fiscal year as measured by the Fund’s
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	benchmark.
advisor, may change the allocation of the Underlying Funds’	The fiscal year ended October 31, 2015 was characterized by
assets among money managers at any time. An exemptive order	slowing global growth and commodity price weakness. Overall,
from the Securities and Exchange Commission (“SEC”) permits	this was modestly positive for fixed income assets, as yields fell.
RIMCo to engage or terminate a money manager in an Underlying	However, the Fund’s exposure to the fixed income asset class had
Fund at any time, subject to approval by the Underlying Fund’s	a negative effect on benchmark-relative performance as core fixed
Board, without a shareholder vote. Pursuant to the terms of the	income underperformed U.S. equities.
exemptive order, an Underlying Fund is required to notify its
shareholders within 90 days of when a money manager begins	Within alternative strategies, commodities exposure had the
providing services.	largest negative impact on the Fund, as the asset class (as
measured by the Bloomberg Commodity Index Total Return) lost
What is the Fund’s investment objective?	25.72% during the period, significantly underperforming U.S.
The Fund seeks to provide capital growth and income consistent	equities. Global REITs and listed infrastructure (as represented
with its current asset allocation which will change over time, with	by the FTSE EPRA/NAREIT Developed Real Estate Index (Net)
an increasing allocation to fixed income funds.	and S&P Global Infrastructure Index (Net)) finished the fiscal
The Fund pursues this objective by investing in a diversified	year up 2.68% and down 6.29%, respectively. Both of these asset
portfolio that, as of October 31, 2015, consisted of approximately	classes underperformed U.S. equities, which negatively impacted
82.5% equity Underlying Funds, 10.5% fixed income Underlying	the Fund’s benchmark-relative performance.
Funds and 7% alternative Underlying Funds. The Fund’s	How did the investment strategies and techniques employed
allocation to fixed income Underlying Funds will be fixed at	by the Fund and the Underlying Funds affect the Fund’s
66.3% in approximately the year 2040.	performance?
How did the Fund perform relative to its benchmark for the	The Fund is a fund of funds and its performance is based on
fiscal year ended October 31, 2015?	RIMCo’s strategic asset allocations and the performance of the
For the fiscal year ended October 31, 2015, the Fund’s Class A,	Underlying Funds in which the Fund invests.
Class E, Class R1, Class R4, Class R5 and Class S Shares lost	With respect to the Fund’s global equity exposure, the Fund’s
0.92%, 0.97%, 0.61%, 0.91%, 1.07% and 0.65%, respectively.	strategic allocation to the Russell Global Equity Fund, Select
This is compared to the Fund’s primary benchmark, the Russell	International Equity Fund and the Russell Emerging Markets
1000® Index, which gained 4.86% during the same period. The	Fund detracted as these all underperformed the Fund’s U.S.
Fund’s performance includes operating expenses, whereas index	equity benchmark. From an active management perspective, an
returns are unmanaged and do not include expenses of any kind.	underweighttoenergyandanoverweighttoconsumerdiscretionary
For the fiscal year ended October 31, 2015, the Morningstar®	in the Russell Global Equity Fund contributed to positive excess
Target Date 2036-2040 gained 0.27%. This result serves as a	return versus its benchmark. For the Russell Emerging Markets
peer comparison and is expressed net of operating expenses.	Fund, unsuccessful stock selection in China and Brazil was the main driver of the Fund’s benchmark-relative underperformance.
The Fund’s underperformance relative to the Russell 1000®	Chinese stocks fell sharply and broader emerging markets also
Index was due to the Fund’s allocation to non-U.S. equity and	lost significant value during the period due to growth concerns.
commodity Underlying Funds, which underperformed large cap	A valuation bias in the Select International Equity Fund led to
U.S. equity over the period.	benchmark-relative underperformance as lower price-to-book
How did the market conditions described in the Market	stocks strongly underperformed.
Summary report affect the Fund’s performance?	The Fund’s allocation to U.S. equity Underlying Funds had a
It was a mixed equity market for the fiscal year ending October	negative effect on the Fund’s benchmark-relative performance.
31, 2015. U.S. stocks (as measured by the Russell 3000® Index)	Underlying active management within the U.S. Equity Underlying

2040 Strategy Fund 163

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2040 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

Funds detracted, as most of the U.S. equity Underlying Funds	fixed income or alternative category level based on RIMCo’s
underperformed their respective U.S. equity market segment	capital markets research. RIMCo’s asset allocation modifications
as represented by their primary benchmarks. The Select U.S.	benefited the Fund’s performance relative to the Fund’s target
Equity Fund underperformed the Russell 1000® Index due to	strategic asset allocation.
an underweight to growth stocks, which outperformed during	On November 21, 2014, RIMCo reduced the Fund’s overweight to
the period. In addition, the Fund’s strategic allocation to the	the Russell Global Equity Fund by 0.50%. This was offset by a
Russell U.S. Small Cap Equity Fund also detracted from the	0.50% increase to the Russell Commodity Strategies Fund. This
Fund’s benchmark-relative performance, as U.S. small cap equity	position was implemented after strong performance in the equity
underperformed the Fund’s benchmark and the Underlying Fund	market and to position the Fund for rising interest rates.
underperformed its Russell 2000® Index benchmark due to an
overweight to micro-capitalization stocks which underperformed	On February 19, 2015, RIMCo removed the Fund’s overweight to
during the period.	U.S. equities by reducing the Fund’s allocation to the Select U.S.
Equity Fund by 0.50%. This was offset by a 0.50% increase in
The Fund’s strategic allocation to fixed income Underlying Funds	the Fund’s allocation to the Russell Commodity Strategies Fund,
had a negative impact on its benchmark-relative performance as	which neutralized the previous underweight to commodities. This
fixed income underperformed U.S. equity. The Russell Strategic	position was implemented after strong U.S. equity performance
Bond Fund was negatively impacted by its overweight to credit,	and a sharp decline in commodities.
but its currency positioning drove excess return relative to its
benchmark.	On August 10, 2015, RIMCo reduced the Fund’s allocation to
the Russell Emerging Markets Fund by 0.75% as concerns
The Fund’s strategic allocation to alternative Underlying Funds	over emerging markets growth intensified. This was offset by an
had a negative impact on benchmark-relative performance	increase in the allocation to large cap developed equities through
as each of these asset classes underperformed the Fund’s U.S.	a 0.50% increase in the Fund’s allocation to the Select U.S.
equity benchmark. From an active management standpoint,	Equity Fund and a 0.25% increase in the Fund’s allocation to the
performance of these Underlying Funds was mixed. The Russell	Select International Equity Fund.
Global Infrastructure Fund and the Russell Global Real Estate
Securities Fund outperformed their respective benchmarks	The views expressed in this report reflect those of the portfolio
while the Russell Commodity Strategies Fund underperformed	managers only through the end of the period covered by
its benchmark. The Russell Global Infrastructure Fund and the	the report. These views do not necessarily represent the
Russell Global Real Estate Securities Fund both benefited from	views of RIMCo, or any other person in RIMCo or any other
strong stock selection by underlying money managers. The Russell	affiliated organization. These views are subject to change
Commodity Strategies Fund underperformed its benchmark due	at any time based upon market conditions or other events,
largely to exposure to the energy sector.	and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
Describe any changes to the Fund’s structure or allocation	investment advice and, because investment decisions for
to the Underlying Funds.	a Russell Investment Company (“RIC”) Fund are based on
RIMCo has the discretion to vary the Fund’s actual allocation from	numerous factors, should not be relied on as an indication
the target strategic asset allocation by up to +/- 5% at the equity,	of investment decisions of any RIC Fund.

164 2040 Strategy Fund

Russell Investment Company
2040 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

* Assumes initial investment on November 1, 2005.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on June 7, 2006.  The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class E Shares from January 3, 2005 to March 16, 2006 and the returns of Class R2 Shares from March 17, 2006 to September 30, 2014.

‡‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2040 Strategy Fund 165

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2040 Strategy Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class A	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur ongoing costs, including	October 31, 2015	$950.20	$1,023.95
distribution (12b-1) and/or service fees and other Fund expenses.	Expenses Paid During Period*	$1.23	$1.28
The Example is intended to help you understand your ongoing	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
costs (in dollars) of investing in the Fund and to compare these	(representing the six month period annualized), multiplied by the average
costs with the ongoing costs of investing in other mutual funds.	account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Example is based on an investment of $1,000 invested at the
beginning of the period and held for the entire period indicated,			Hypothetical
which for this Fund is from May 1, 2015 to October 31, 2015.			Performance (5%
		Actual	return before
Actual Expenses	Class E	Performance	expenses)
Beginning Account Value
The information in the table under the heading “Actual	May 1, 2015	$1,000.00	$1,000.00
Performance” provides information about actual account values	Ending Account Value
and actual expenses. You may use the information in this column,	October 31, 2015	$950.30	$1,023.95
together with the amount you invested, to estimate the expenses	Expenses Paid During Period*	$1.23	$1.28
that you paid over the period. Simply divide your account value by	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
$1,000 (for example, an $8,600 account value divided by $1,000	(representing the six month period annualized), multiplied by the average
= 8.6), then multiply the result by the number in the first column	account value over the period, multiplied by 184/365 (to reflect the one-half
in the row entitled “Expenses Paid During Period” to estimate	year period).

the expenses you paid on your account during this period.			Hypothetical
Performance (5%
Hypothetical Example for Comparison Purposes		Actual	return before
The information in the table under the heading “Hypothetical	Class R1	Performance	expenses)
Performance (5% return before expenses)” provides information	Beginning Account Value
about hypothetical account values and hypothetical expenses	May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
based on the Fund’s actual expense ratio and an assumed rate of	October 31, 2015	$951.70	$1,025.21
return of 5% per year before expenses, which is not the Fund’s	Expenses Paid During Period*	$—	$—
actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or	* There were no expenses charged to the Class.
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
funds. To do so, compare this 5% hypothetical example with the		Actual	return before
	Class R4	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2015	$1,000.00	$1,000.00
Please note that the expenses shown in the table are meant	Ending Account Value
to highlight your ongoing costs only and do not reflect any	October 31, 2015	$950.40	$1,023.95
	Expenses Paid During Period*	$1.23	$1.28
transactional costs. Therefore, the information under the heading
“Hypothetical Performance (5% return before expenses)” is	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
useful in comparing ongoing costs only, and will not help you	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
determine the relative total costs of owning different funds. In	year period).
addition, if these transactional costs were included, your costs would have been higher.

166 2040 Strategy Fund

Russell Investment Company
2040 Strategy Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$949.90	$1,022.68
Expenses Paid During Period*	$2.46	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$951.70	$1,025.21
Expenses Paid During Period*	$—	$—

* There were no expenses charged to the Class.

2040 Strategy Fund 167

Russell Investment Company
2040 Strategy Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 9.5%
Russell Commodity Strategies Fund Class Y		399,232	2,268
Russell Global Infrastructure Fund Class Y		169,883	1,943
Russell Global Real Estate Securities Fund Class Y		50,345	1,933
			6,144

Domestic Equities - 42.8%
Russell U.S. Defensive Equity Fund Class Y		40,665	1,942
Russell U.S. Dynamic Equity Fund Class Y		285,300	3,241
Russell U.S. Small Cap Equity Fund Class Y		192,684	5,518
Select U.S. Equity Fund Class Y	1,582,791		16,999
			27,700

Fixed Income - 7.0%
Russell Strategic Bond Fund Class Y		414,623	4,532

International Equities - 40.7%
Russell Emerging Markets Fund Class Y		337,443	5,143
Russell Global Equity Fund Class Y		733,313	8,418
Select International Equity Fund Class Y	1,398,371		12,767
			26,328

Total Investments in Russell Affiliated Mutual Funds
(cost $55,149)			64,704

Total Investments 100.0%
(identified cost $55,149)			64,704

Other Assets and Liabilities, Net - (0.0%)			(5)
Net Assets - 100.0%			64,699

Presentation of Portfolio Holdings

Amounts in thousands
			Fair Value
Portfolio Summary	Level 1		Level 2	Level 3	Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$64,704		$—	$—	$64,704	100.0
Total Investments	64,704		—	—	64,704	100.0
Other Assets and Liabilities, Net						(—)*
						100.0

* Less than .05% of net assets.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

168 2040 Strategy Fund

Russell Investment Company
2040 Strategy Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$55,149
Investments, at fair value(>)	64,704
Receivables:
Investments sold	178
Fund shares sold	38
Total assets	64,920

Liabilities
Payables:
Fund shares redeemed	214
Accrued fees to affiliates	7
Total liabilities	221

Net Assets	$64,699
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2
Accumulated net realized gain (loss)	4,099
Unrealized appreciation (depreciation) on investments	9,555
Shares of beneficial interest	77
Additional paid-in capital	50,966
Net Assets	$64,699

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$8.38
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$8.89
Class A — Net assets	$736,396
Class A — Shares outstanding ($.01 par value)	87,827
Net asset value per share: Class E(#)	$8.38
Class E — Net assets	$116,145
Class E — Shares outstanding ($.01 par value)	13,853
Net asset value per share: Class R1(#)	$8.39
Class R1 — Net assets	$38,703,742
Class R1 — Shares outstanding ($.01 par value)	4,612,347
Net asset value per share: Class R4(#)	$8.39
Class R4 — Net assets	$6,639,963
Class R4 — Shares outstanding ($.01 par value)	791,159
Net asset value per share: Class R5(#)	$8.37
Class R5 — Net assets	$12,409,673
Class R5 — Shares outstanding ($.01 par value)	1,483,141
Net asset value per share: Class S(#)	$8.39
Class S — Net assets	$6,092,867
Class S — Shares outstanding ($.01 par value)	725,820
Amounts in thousands
(>) Investments in affiliated Russell funds	$64,704
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund 169

Russell Investment Company
2040 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$1,796

Expenses
Distribution fees - Class A	2
Distribution fees - Class R5	45
Shareholder servicing fees - Class E	1
Shareholder servicing fees - Class R4	23
Shareholder servicing fees - Class R5	45
Total expenses	116
Net investment income (loss)	1,680

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,037
Capital gain distributions from Underlying Funds	1,771
Net realized gain (loss)	4,808
Net change in unrealized appreciation (depreciation) on investments	(6,447)
Net realized and unrealized gain (loss)	(1,639)
Net Increase (Decrease) in Net Assets from Operations	$41

See accompanying notes which are an integral part of the financial statements.

170 2040 Strategy Fund

Russell Investment Company
2040 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,680	$3,298
Net realized gain (loss)	4,808	34,273
Net change in unrealized appreciation (depreciation)	(6,447)	(28,866)
Net increase (decrease) in net assets from operations	41	8,705

Distributions
From net investment income
Class A	(19)	(25)
Class E	(6)	(26)
Class R1	(899)	(1,693)
Class R2	—	(277)
Class R3	—	(735)
Class R4	(182)	(5)
Class R5	(333)	—
Class S	(241)	(536)
From net realized gain
Class A	(380)	—
Class E	(137)	—
Class R1	(15,255)	—
Class R4	(3,650)	—
Class R5	(7,836)	—
Class S	(4,503)	—
Net decrease in net assets from distributions	(33,441)	(3,297)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(3,967)	(43,151)
Total Net Increase (Decrease) in Net Assets	(37,367)	(37,743)

Net Assets
Beginning of period	102,066	139,809
End of period	$64,699	$102,066
Undistributed (overdistributed) net investment income included in net assets	$2	$2

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund 171

Russell Investment Company
2040 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	—**	$2	1	$5
Proceeds from reinvestment of distributions	47	398	2	25
Payments for shares redeemed	(44)	(384)	(1)	(10)
Net increase (decrease)	3	16	2	20
Class E
Proceeds from shares sold	8	73	26	340
Proceeds from reinvestment of distributions	16	143	2	26
Payments for shares redeemed	(57)	(568)	(70)	(925)
Net increase (decrease)	(33)	(352)	(42)	(559)
Class R1
Proceeds from shares sold	2,026	18,574	1,254	16,093
Proceeds from reinvestment of distributions	1,885	16,153	133	1,693
Payments for shares redeemed	(2,840)	(26,110)	(3,151)	(40,713)
Net increase (decrease)	1,071	8,617	(1,764)	(22,927)
Class R2
Proceeds from shares sold	—	—	183	2,352
Proceeds from reinvestment of distributions	—	—	22	277
Payments for shares redeemed	—	—	(1,182)	(15,121)
Net increase (decrease)	—	—	(977)	(12,492)
Class R3
Proceeds from shares sold	—	—	513	6,570
Proceeds from reinvestment of distributions	—	—	58	735
Payments for shares redeemed	—	—	(3,499)	(44,490)
Net increase (decrease)	—	—	(2,928)	(37,185)
Class R4
Proceeds from shares sold	157	1,417	844	10,762
Proceeds from reinvestment of distributions	447	3,833	—**	5
Payments for shares redeemed	(655)	(5,779)	(2)	(28)
Net increase (decrease)	(51)	(529)	842	10,739
Class R5
Proceeds from shares sold	426	3,913	2,014	25,607
Proceeds from reinvestment of distributions	955	8,169	—	—
Payments for shares redeemed	(1,833)	(16,641)	(79)	(1,007)
Net increase (decrease)	(452)	(4,559)	1,935	24,600
Class S
Proceeds from shares sold	462	4,238	486	6,250
Proceeds from reinvestment of distributions	552	4,738	42	536
Payments for shares redeemed	(1,641)	(16,136)	(946)	(12,133)
Net increase (decrease)	(627)	(7,160)	(418)	(5,347)
Total increase (decrease)	(89)	$(3,967)	(3,350)	$(43,151)

** Less than 500 shares.

See accompanying notes which are an integral part of the financial statements.

172 2040 Strategy Fund

(This page intentionally left blank)

Russell Investment Company
2040 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	13.08	.17	(.20)	(.03)	(.22)	(4.45)
October 31, 2014	12.53	.30	.55	.85	(.30)	—
October 31, 2013	10.58	.17	1.95	2.12	(.17)	—
October 31, 2012	9.89	.17	.67	.84	(.15)	—
October 31, 2011	9.92	.21	(.02)	.19	(.22)	—

Class E
October 31, 2015	13.08	.23	(.27)	(.04)	(.21)	(4.45)
October 31, 2014	12.53	.32	.52	.84	(.29)	—
October 31, 2013	10.57	.17	1.96	2.13	(.17)	—
October 31, 2012	9.89	.16	.68	.84	(.16)	—
October 31, 2011	9.92	.79	(.61)	.18	(.21)	—

Class R1
October 31, 2015	13.09	.18	(.18)	—	(.25)	(4.45)
October 31, 2014	12.54	.36	.52	.88	(.33)	—
October 31, 2013	10.59	.21	1.94	2.15	(.20)	—
October 31, 2012	9.90	.18	.69	.87	(.18)	—
October 31, 2011	9.93	.22	— (h)	.22	(.25)	—

Class R4 (3)
October 31, 2015	13.09	.18	(.21)	(.03)	(.22)	(4.45)
October 31, 2014	12.54	.31	.54	.85	(.30)	—
October 31, 2013	10.58	.18	1.95	2.13	(.17)	—
October 31, 2012	9.89	.18	.66	.84	(.15)	—
October 31, 2011	9.91	.18	.02	.20	(.22)	—

Class R5 (4)
October 31, 2015	13.06	.17	(.22)	(.05)	(.19)	(4.45)
October 31, 2014	12.52	.32	.49	.81	(.27)	—
October 31, 2013	10.56	.15	1.95	2.10	(.14)	—
October 31, 2012	9.87	.14	.67	.81	(.12)	—
October 31, 2011	9.90	.19	(.03)	.16	(.19)	—

Class S
October 31, 2015	13.09	.24	(.24)	—	(.25)	(4.45)
October 31, 2014	12.54	.36	.52	.88	(.33)	—
October 31, 2013	10.59	.21	1.94	2.15	(.20)	—
October 31, 2012	9.90	.18	.69	.87	(.18)	—
October 31, 2011	9.93	.22	— (h)	.22	(.25)	—

See accompanying notes which are an integral part of the financial statements.

174 2040 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(4.67)	8.38	(.92)	736.25		.25	1.89	25
(.30)	13.08	6.85	1,114.25		.25	2.29	64
(.17)	12.53	20.33	1,048.25		.25	1.52	14
(.15)	10.58	8.69	902.25		.25	1.71	26
(.22)	9.89	1.86	1,062.25		.25	2.03	23

(4.66)	8.38	(.97)	116.25		.25	2.43	25
(.29)	13.08	6.80	605.25		.25	2.49	64
(.17)	12.53	20.45	1,100.25		.25	1.49	14
(.16)	10.57	8.59	979.25		.25	1.55	26
(.21)	9.89	1.79	939.25		.25	7.73	23

(4.70)	8.39	(.61)	38,704	—	—	2.01	25
(.33)	13.09	7.11	46,351	—	—	2.83	64
(.20)	12.54	20.61	66,546	—	—	1.79	14
(.18)	10.59	8.99	59,225	—	—	1.76	26
(.25)	9.90	2.12	52,962	—	—	2.19	23

(4.67)	8.39	(.91)	6,640.25		.25	1.92	25
(.30)	13.09	6.84	11,027.25		.25	2.39	64
(.17)	12.54	20.41	12,257.25		.25	1.58	14
(.15)	10.58	8.64	13,393.25		.25	1.81	26
(.22)	9.89	1.94	33,320.25		.25	1.70	23

(4.64)	8.37	(1.07)	12,410.50		.50	1.83	25
(.27)	13.06	6.51	25,262.50		.50	2.47	64
(.14)	12.52	20.14	36,644.50		.50	1.34	14
(.12)	10.56	8.39	38,165.50		.50	1.38	26
(.19)	9.87	1.61	54,269.50		.50	1.85	23

(4.70)	8.39	(.65)	6,093	—	—	2.49	25
(.33)	13.09	7.11	17,707	—	—	2.79	64
(.20)	12.54	20.61	22,214	—	—	1.87	14
(.18)	10.59	8.99	24,994	—	—	1.75	26
(.25)	9.90	2.12	21,638	—	—	2.18	23

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund 175

Russell Investment Company
2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

2045 Strategy Fund - Class R1			2045 Strategy Fund - Class R5‡
	Total			Total
	Return			Return
1 Year	(0.65)%		1 Year	(1.06)%
5 Years	7.41	%§	5 Years	6.89	%§
Inception*	4.19	%§	Inception*	3.67	%§

2045 Strategy Fund - Class R4‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	(0.89)%		1 Year	4.86%
5 Years	7.17	%§	5 Years	14.32	%§
Inception*	3.94	%§	Inception*	8.64	%§

176 2045 Strategy Fund

Russell Investment Company
2045 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The 2045 Strategy Fund (the “Fund”) is a fund of funds that	returned 4.49% over the period, while non-U.S. equities returned
invests in other Russell Investment Company mutual funds (the	-1.36% (as measured by the Russell Developed ex-U.S. Large Cap®
“Underlying Funds”). The Underlying Funds employ a multi-	Index) and emerging markets returned -13.58% (as measured by
manager approach whereby portions of the Underlying Funds	the Russell Emerging Markets Index). The underperformance of
are allocated to different money managers. Underlying Fund	non-U.S. equities versus U.S. equities was a key negative driver
assets not allocated to money managers are managed by Russell	to the Fund’s benchmark-relative performance, as U.S. equities
Investment Management Company (“RIMCo”), the Fund’s and	finished at 4.86% for the fiscal year as measured by the Fund’s
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	benchmark.
advisor, may change the allocation of the Underlying Funds’	The fiscal year ended October 31, 2015 was characterized by
assets among money managers at any time. An exemptive order	slowing global growth and commodity price weakness. Overall,
from the Securities and Exchange Commission (“SEC”) permits	this was modestly positive for fixed income assets, as yields fell.
RIMCo to engage or terminate a money manager in an Underlying	However, the Fund’s exposure to the fixed income asset class had
Fund at any time, subject to approval by the Underlying Fund’s	a negative effect on benchmark-relative performance as core fixed
Board, without a shareholder vote. Pursuant to the terms of the	income underperformed U.S. equities.
exemptive order, an Underlying Fund is required to notify its
shareholders within 90 days of when a money manager begins	Within alternative strategies, commodities exposure had the
providing services.	largest negative impact on the Fund, as the asset class (as
measured by the Bloomberg Commodity Index Total Return) lost
What is the Fund’s investment objective?	25.72% during the period, significantly underperforming U.S.
The Fund seeks to provide capital growth and income consistent	equities. Global REITs and listed infrastructure (as represented
with its current asset allocation which will change over time, with	by the FTSE EPRA/NAREIT Developed Real Estate Index (Net)
an increasing allocation to fixed income funds.	and S&P Global Infrastructure Index (Net)) finished the fiscal
The Fund pursues this objective by investing in a diversified	year up 2.68% and down 6.29%, respectively. Both of these asset
portfolio that, as of October 31, 2015, consisted of approximately	classes underperformed U.S. equities, which negatively impacted
82.5% equity Underlying Funds, 10.5% fixed income Underlying	the Fund’s benchmark-relative performance.
Funds and 7% alternative Underlying funds. The Fund’s	How did the investment strategies and techniques employed
allocation to fixed income Underlying Funds will be fixed at	by the Fund and the Underlying Funds affect the Fund’s
66.3% in approximately the year 2045.	performance?
How did the Fund perform relative to its benchmark for the	The Fund is a fund of funds and its performance is based on
fiscal year ended October 31, 2015?	RIMCo’s strategic asset allocations and the performance of the
For the fiscal year ended October 31, 2015, the Fund’s Class R1,	Underlying Funds in which the Fund invests.
Class R4 and Class R5 Shares lost 0.65%, 0.89% and 1.06%,	With respect to the Fund’s global equity exposure, the Fund’s
respectively. This is compared to the Fund’s primary benchmark,	strategic allocation to the Russell Global Equity Fund, Select
the Russell 1000® Index, which gained 4.86% during the same	International Equity Fund and the Russell Emerging Markets
period. The Fund’s performance includes operating expenses,	Fund detracted as these all underperformed the Fund’s U.S.
whereas index returns are unmanaged and do not include	equity benchmark. From an active management perspective, an
expenses of any kind.	underweighttoenergyandanoverweighttoconsumerdiscretionary
For the fiscal year ended October 31, 2015, the Morningstar®	in the Russell Global Equity Fund contributed to positive excess
Target Date 2041-2045 gained 0.45%. This result serves as a	return versus its benchmark. For the Russell Emerging Markets
peer comparison and is expressed net of operating expenses.	Fund, unsuccessful stock selection in China and Brazil was the main driver of the Fund’s benchmark-relative underperformance.
The Fund’s underperformance relative to the Russell 1000®	Chinese stocks fell sharply and broader emerging markets also
Index was due to the Fund’s allocation to non-U.S. equity and	lost significant value during the period due to growth concerns.
commodity Underlying Funds, which underperformed large cap	A valuation bias in the Select International Equity Fund led to
U.S. equity over the period.	benchmark-relative underperformance as lower price-to-book
How did the market conditions described in the Market	stocks strongly underperformed.
Summary report affect the Fund’s performance?	The Fund’s allocation to U.S. equity Underlying Funds had a
It was a mixed equity market for the fiscal year ending October	negative effect on the Fund’s benchmark-relative performance.
31, 2015. U.S. stocks (as measured by the Russell 3000® Index)	Underlying active management within the U.S. equity Underlying

2045 Strategy Fund 177

Russell Investment Company
2045 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

Funds detracted, as most of the large cap U.S. equity Underlying	fixed income or alternative category level based on RIMCo’s
Funds underperformed their respective U.S. equity market	capital markets research. RIMCo’s asset allocation modifications
segment as represented by their primary benchmarks. From an	benefited the Fund’s performance relative to the Fund’s target
active management perspective, the Select U.S. Equity Fund	strategic asset allocation.
underperformed the Russell 1000® Index due to an underweight	On November 21, 2014, RIMCo reduced the Fund’s overweight to
to growth stocks, which outperformed during the period. In	the Russell Global Equity Fund by 0.50%. This was offset by a
addition, the Fund’s strategic allocation to the Russell U.S. Small	0.50% increase to the Russell Commodity Strategies Fund. This
Cap Equity Fund also detracted from the Fund’s benchmark-	position was implemented after strong performance in the equity
relative performance, as U.S. small cap equity underperformed	market and to position the Fund for rising interest rates.
the Fund’s benchmark and the Underlying Fund underperformed
its Russell 2000® Index benchmark due to an overweight to micro-	On February 19, 2015, RIMCo removed the Fund’s overweight to
capitalization stocks which underperformed during the period.	U.S. equities by reducing the Fund’s allocation to the Select U.S.
Equity Fund by 0.50%. This was offset by a 0.50% increase in
The Fund’s strategic allocation to fixed income Underlying Funds	the Fund’s allocation to the Russell Commodity Strategies Fund,
had a negative impact on its benchmark-relative performance as	which neutralized the previous underweight to commodities. This
fixed income underperformed U.S. equity. The Russell Strategic	position was implemented after strong U.S. equity performance
Bond Fund was negatively impacted by its overweight to credit,	and a sharp decline in commodities.
but its currency positioning drove excess return relative to its
benchmark.	On August 10, 2015, RIMCo reduced the Fund’s allocation to
the Russell Emerging Markets Fund by 0.75% as concerns
The Fund’s strategic allocation to alternative Underlying Funds	over emerging markets growth intensified. This was offset by an
had a negative impact on benchmark-relative performance	increase in the allocation to large cap developed equities through
as each of these asset classes underperformed the Fund’s U.S.	a 0.50% increase in the Fund’s allocation to the Select U.S.
equity benchmark. From an active management standpoint,	Equity Fund and a 0.25% increase in the Fund’s allocation to the
performance of these Underlying Funds was mixed. The Russell	Select International Equity Fund.
Global Infrastructure Fund and the Russell Global Real Estate
Securities Fund outperformed their respective benchmarks	The views expressed in this report reflect those of the portfolio
while the Russell Commodity Strategies Fund underperformed	managers only through the end of the period covered by
its benchmark. The Russell Global Infrastructure Fund and the	the report. These views do not necessarily represent the
Russell Global Real Estate Securities Fund both benefited from	views of RIMCo, or any other person in RIMCo or any other
strong stock selection by underlying money managers. The Russell	affiliated organization. These views are subject to change
Commodity Strategies Fund underperformed its benchmark due	at any time based upon market conditions or other events,
largely to exposure to the energy sector.	and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
Describe any changes to the Fund’s structure or allocation	investment advice and, because investment decisions for
to the Underlying Funds.	a Russell Investment Company (“RIC”) Fund are based on
RIMCo has the discretion to vary the Fund’s actual allocation from	numerous factors, should not be relied on as an indication
the target strategic asset allocation by up to +/- 5% at the equity,	of investment decisions of any RIC Fund.

* Assumes initial investment on March 31, 2008.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

178 2045 Strategy Fund

Russell Investment Company
2045 Strategy Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class R1	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur ongoing costs, including	October 31, 2015	$951.20	$1,025.21
distribution (12b-1) and/or service fees and other Fund expenses.	Expenses Paid During Period*	$—	$—
The Example is intended to help you understand your ongoing	* There were no expenses charged to the Class.
costs (in dollars) of investing in the Fund and to compare these
costs with the ongoing costs of investing in other mutual funds.			Hypothetical
Performance (5%
The Example is based on an investment of $1,000 invested at the		Actual	return before
beginning of the period and held for the entire period indicated,	Class R4	Performance	expenses)
which for this Fund is from May 1, 2015 to October 31, 2015.	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
The information in the table under the heading “Actual	October 31, 2015	$950.10	$1,023.95
	Expenses Paid During Period*	$1.23	$1.28
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
together with the amount you invested, to estimate the expenses	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column			Hypothetical
in the row entitled “Expenses Paid During Period” to estimate			Performance (5%
		Actual	return before
the expenses you paid on your account during this period.	Class R5	Performance	expenses)
Beginning Account Value
Hypothetical Example for Comparison Purposes	May 1, 2015	$1,000.00	$1,000.00
The information in the table under the heading “Hypothetical	Ending Account Value
Performance (5% return before expenses)” provides information	October 31, 2015	$948.70	$1,022.68
about hypothetical account values and hypothetical expenses	Expenses Paid During Period*	$2.46	$2.55
based on the Fund’s actual expense ratio and an assumed rate of	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
return of 5% per year before expenses, which is not the Fund’s	(representing the six month period annualized), multiplied by the average
actual return. The hypothetical account values and expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
may not be used to estimate the actual ending account balance or	year period).
expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant
to highlight your ongoing costs only and do not reflect any
transactional costs. Therefore, the information under the heading
“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2045 Strategy Fund 179

Russell Investment Company
2045 Strategy Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 9.5%
Russell Commodity Strategies Fund Class Y		79,504	452
Russell Global Infrastructure Fund Class Y		33,603	384
Russell Global Real Estate Securities Fund Class Y		9,997	384
			1,220

Domestic Equities - 42.9%
Russell U.S. Defensive Equity Fund Class Y		8,089	386
Russell U.S. Dynamic Equity Fund Class Y		57,016	648
Russell U.S. Small Cap Equity Fund Class Y		38,446	1,101
Select U.S. Equity Fund Class Y		315,280	3,386
			5,521

Fixed Income - 7.0%
Russell Strategic Bond Fund Class Y		82,193	898

International Equities - 40.6%
Russell Emerging Markets Fund Class Y		66,890	1,020
Russell Global Equity Fund Class Y		145,657	1,672
Select International Equity Fund Class Y		276,715	2,526
			5,218

Total Investments in Russell Affiliated Mutual Funds
(cost $11,498)			12,857

Total Investments 100.0%
(identified cost $11,498)			12,857

Other Assets and Liabilities, Net - (0.0%)			(1)
Net Assets - 100.0%			12,856

Presentation of Portfolio Holdings

Amounts in thousands
			Fair Value
Portfolio Summary	Level 1		Level 2	Level 3	Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$12,857		$—	$—	$12,857	100.0
Total Investments	12,857		—	—	12,857	100.0
Other Assets and Liabilities, Net						(—)*
						100.0

* Less than .05% of net assets.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

180 2045 Strategy Fund

Russell Investment Company
2045 Strategy Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$11,498
Investments, at fair value(>)	12,857
Receivables:
Fund shares sold	23
Total assets	12,880

Liabilities
Payables:
Investments purchased	19
Fund shares redeemed	3
Accrued fees to affiliates	2
Total liabilities	24

Net Assets	$12,856
Net Assets Consist of:
Accumulated net realized gain (loss)	$(37)
Unrealized appreciation (depreciation) on investments	1,359
Shares of beneficial interest	15
Additional paid-in capital	11,519
Net Assets	$12,856

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$8.51
Class R1 — Net assets	$5,397,799
Class R1 — Shares outstanding ($.01 par value)	634,028
Net asset value per share: Class R4(#)	$8.53
Class R4 — Net assets	$4,043,332
Class R4 — Shares outstanding ($.01 par value)	473,857
Net asset value per share: Class R5(#)	$8.49
Class R5 — Net assets	$3,415,044
Class R5 — Shares outstanding ($.01 par value)	402,268
Amounts in thousands
(>) Investments in affiliated Russell funds	$12,857
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund 181

Russell Investment Company
2045 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$279

Expenses
Distribution fees - Class R5	9
Shareholder servicing fees - Class R4	10
Shareholder servicing fees - Class R5	9
Total expenses	28
Net investment income (loss)	251

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(180)
Capital gain distributions from Underlying Funds	257
Net realized gain (loss)	77
Net change in unrealized appreciation (depreciation) on investments	(400)
Net realized and unrealized gain (loss)	(323)
Net Increase (Decrease) in Net Assets from Operations	$(72)

See accompanying notes which are an integral part of the financial statements.

182 2045 Strategy Fund

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2045 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015		2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$251	$359
Net realized gain (loss)		77	3,106
Net change in unrealized appreciation (depreciation)		(400)	(2,491)
Net increase (decrease) in net assets from operations		(72)	974

Distributions
From net investment income
Class R1		(123)	(181)
Class R2		—	(78)
Class R3		—	(101)
Class R4		(71)	(1)
Class R5		(57)	—
From net realized gain
Class R1		(1,274)	(55)
Class R2		—	(27)
Class R3		—	(38)
Class R4		(880)	—
Class R5		(847)	—
Net decrease in net assets from distributions		(3,252)	(481)

Share Transactions*
Net increase (decrease) in net assets from share transactions		2,520	(3,110)
Total Net Increase (Decrease) in Net Assets		(804)	(2,617)

Net Assets
Beginning of period		13,660	16,277
End of period		$12,856	$13,660

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund 183

Russell Investment Company
2045 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	524	$4,667	291	$3,195
Proceeds from reinvestment of distributions	161	1,397	22	236
Payments for shares redeemed	(525)	(4,550)	(465)	(5,113)
Net increase (decrease)	160	1,514	(152)	(1,682)
Class R2
Proceeds from shares sold	—	—	96	1,059
Proceeds from reinvestment of distributions	—	—	10	105
Payments for shares redeemed	—	—	(421)	(4,591)
Net increase (decrease)	—	—	(315)	(3,427)
Class R3
Proceeds from shares sold	—	—	132	1,444
Proceeds from reinvestment of distributions	—	—	13	139
Payments for shares redeemed	—	—	(714)	(7,727)
Net increase (decrease)	—	—	(569)	(6,144)
Class R4
Proceeds from shares sold	111	1,001	370	4,023
Proceeds from reinvestment of distributions	109	950	—**	1
Payments for shares redeemed	(114)	(1,038)	(2)	(21)
Net increase (decrease)	106	913	368	4,003
Class R5
Proceeds from shares sold	141	1,263	409	4,435
Proceeds from reinvestment of distributions	104	905	—	—
Payments for shares redeemed	(225)	(2,075)	(27)	(295)
Net increase (decrease)	20	93	382	4,140
Total increase (decrease)	286	$2,520	(286)	$(3,110)

**Less than 500 shares.

See accompanying notes which are an integral part of the financial statements.

184 2045 Strategy Fund

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Russell Investment Company
2045 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2015	11.16	.16	(.19)	(.03)	(.21)	(2.41)
October 31, 2014	10.78	.30	.45	.75	(.28)	(.09)
October 31, 2013	9.29	.18	1.67	1.85	(.17)	(.19)
October 31, 2012	9.10	.14	.62	.76	(.16)	(.41)
October 31, 2011	9.13	.20	—(h)	.20	(.23)	—

Class R4 (3)
October 31, 2015	11.18	.16	(.21)	(.05)	(.19)	(2.41)
October 31, 2014	10.80	.24	.49	.73	(.26)	(.09)
October 31, 2013	9.30	.15	1.69	1.84	(.15)	(.19)
October 31, 2012	9.11	.14	.60	.74	(.14)	(.41)
October 31, 2011	9.12	.23	(.05)	.18	(.19)	—

Class R5 (4)
October 31, 2015	11.13	.14	(.21)	(.07)	(.16)	(2.41)
October 31, 2014	10.76	.25	.44	.69	(.23)	(.09)
October 31, 2013	9.27	.12	1.69	1.81	(.13)	(.19)
October 31, 2012	9.08	.12	.60	.72	(.12)	(.41)
October 31, 2011	9.11	.15	—(h)	.15	(.18)	—

See accompanying notes which are an integral part of the financial statements.

186 2045 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross (g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(2.62)	8.51	(.65)	5,398	—	—	1.82	39
(.37)	11.16	7.08	5,297	—	—	2.78	84
(.36)	10.78	20.59	6,750	—	—	1.77	28
(.57)	9.29	9.13	5,391	—	—	1.59	57
(.23)	9.10	2.12	3,791	—	—	2.06	77

(2.60)	8.53	(.89)	4,043.25		.25	1.74	39
(.35)	11.18	6.80	4,111.25		.25	2.16	84
(.34)	10.80	20.37	3,404.25		.25	1.48	28
(.55)	9.30	8.82	2,796.25		.25	1.58	57
(.19)	9.11	1.98	2,651.25		.25	2.37	77

(2.57)	8.49	(1.06)	3,415.50		.50	1.54	39
(.32)	11.13	6.48	4,252.50		.50	2.24	84
(.32)	10.76	20.07	6,123.50		.50	1.26	28
(.53)	9.27	8.56	3,603.50		.50	1.30	57
(.18)	9.08	1.64	3,511.50		.50	1.55	77

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund 187

Russell Investment Company
2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

2050 Strategy Fund - Class R1			2050 Strategy Fund - Class R5‡
	Total			Total
	Return			Return
1 Year	(0.66)%		1 Year	(1.10)%
5 Years	7.43	%§	5 Years	6.91	%§
Inception*	4.43	%§	Inception*	3.91	%§

2050 Strategy Fund - Class R4‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	(0.90)%		1 Year	4.86%
5 Years	7.18	%§	5 Years	14.32	%§
Inception*	4.17	%§	Inception*	8.64	%§

188 2050 Strategy Fund

Russell Investment Company
2050 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The 2050 Strategy Fund (the “Fund”) is a fund of funds that	returned 4.49% over the period, while non-U.S. equities returned
invests in other Russell Investment Company mutual funds (the	-1.36% (as measured by the Russell Developed ex-U.S. Large Cap
“Underlying Funds”). The Underlying Funds employ a multi-	Index) and emerging markets returned -13.58% (as measured by
manager approach whereby portions of the Underlying Funds	the Russell Emerging Markets Index). The underperformance of
are allocated to different money managers. Underlying Fund	non-U.S. equities versus U.S. equities was a key negative driver
assets not allocated to money managers are managed by Russell	to the Fund’s benchmark-relative performance, as U.S. equities
Investment Management Company (“RIMCo”), the Fund’s and	finished at 4.86% for the fiscal year as measured by the Fund’s
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	benchmark.
advisor, may change the allocation of the Underlying Funds’	The fiscal year ended October 31, 2015 was characterized by
assets among money managers at any time. An exemptive order	slowing global growth and commodity price weakness. Overall,
from the Securities and Exchange Commission (“SEC”) permits	this was modestly positive for fixed income assets, as yields fell.
RIMCo to engage or terminate a money manager in an Underlying	However, the Fund’s exposure to the fixed income asset class had
Fund at any time, subject to approval by the Underlying Fund’s	a negative effect on benchmark-relative performance as core fixed
Board, without a shareholder vote. Pursuant to the terms of the	income underperformed U.S. equities.
exemptive order, an Underlying Fund is required to notify its
shareholders within 90 days of when a money manager begins	Within alternative strategies, commodities exposure had the
providing services.	largest negative impact on the Fund, as the asset class (as
measured by the Bloomberg Commodity Index Total Return) lost
What is the Fund’s investment objective?	25.72% during the period, significantly underperforming U.S.
The Fund seeks to provide capital growth and income consistent	equities. Global REITs and listed infrastructure (as represented
with its current asset allocation which will change over time, with	by the FTSE EPRA/NAREIT Developed Real Estate Index (Net)
an increasing allocation to fixed income funds.	and S&P Global Infrastructure Index (Net)) finished the fiscal
The Fund pursues this objective by investing in a diversified	year up 2.68% and down 6.29%, respectively. Both of these asset
portfolio that, as of October 31, 2015, consisted of approximately	classes underperformed U.S. equities, which negatively impacted
82.5% equity Underlying Funds, 10.5% fixed income Underlying	the Fund’s benchmark-relative performance.
Funds and 7% alternative Underlying Funds. The Fund’s	How did the investment strategies and techniques employed
allocation to fixed income Underlying Funds will be fixed at	by the Fund and the Underlying Funds affect the Fund’s
66.3% in approximately the year 2050.	performance?
How did the Fund perform relative to its benchmark for the	The Fund is a fund of funds and its performance is based on
fiscal year ended October 31, 2015?	RIMCo’s strategic asset allocations and the performance of the
For the fiscal year ended October 31, 2015, the Fund’s Class R1,	Underlying Funds in which the Fund invests.
Class R4 and Class R5 Shares lost 0.66%, 0.90% and 1.10%,	With respect to the Fund’s global equity exposure, the Fund’s
respectively. This is compared to the Fund’s primary benchmark,	strategic allocation to the Russell Global Equity Fund, Select
the Russell 1000® Index, which gained 4.86% during the same	International Equity Fund and the Russell Emerging Markets
period. The Fund’s performance includes operating expenses,	Fund detracted as these all underperformed the Fund’s U.S.
whereas index returns are unmanaged and do not include	equity benchmark. From an active management perspective, an
expenses of any kind.	underweighttoenergyandanoverweighttoconsumerdiscretionary
For the fiscal year ended October 31, 2015, the Morningstar®	in the Russell Global Equity Fund contributed to positive excess
Target Date 2046-2050 gained 0.36%. This result serves as a	return versus its benchmark. For the Russell Emerging Markets
peer comparison and is expressed net of operating expenses.	Fund, unsuccessful stock selection in China and Brazil was the main driver of the Fund’s benchmark-relative underperformance.
The Fund’s underperformance relative to the Russell 1000®	Chinese stocks fell sharply and broader emerging markets also
Index was due to the Fund’s allocation to non-U.S. equity and	lost significant value during the period due to growth concerns.
commodity Underlying Funds, which underperformed large cap	A valuation bias in the Select International Equity Fund led to
U.S. equity over the period.	benchmark-relative underperformance as lower price-to-book
How did the market conditions described in the Market	stocks strongly underperformed.
Summary report affect the Fund’s performance?	The Fund’s allocation to U.S. equity Underlying Funds had a
It was a mixed equity market for the fiscal year ending October	negative effect on the Fund’s benchmark-relative performance.
31, 2015. U.S. stocks (as measured by the Russell 3000® Index)	Underlying active management within the U.S. equity Underlying

2050 Strategy Fund 189

Russell Investment Company
2050 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

Funds detracted, as most of the U.S. equity Underlying Funds	fixed income or alternative category level based on RIMCo’s
underperformed their respective U.S. equity market segment	capital markets research. RIMCo’s asset allocation modifications
as represented by their primary benchmarks. The Select U.S.	benefited the Fund’s performance relative to the Fund’s target
Equity Fund underperformed the Russell 1000® Index due to	strategic asset allocation.
an underweight to growth stocks, which outperformed during	On November 21, 2014, RIMCo reduced the Fund’s overweight to
the period. In addition, the Fund’s strategic allocation to the	the Russell Global Equity Fund by 0.50%. This was offset by a
Russell U.S. Small Cap Equity Fund also detracted from the	0.50% increase to the Russell Commodity Strategies Fund. This
Fund’s benchmark-relative performance, as U.S. small cap equity	position was implemented after strong performance in the equity
underperformed the Fund’s benchmark and the Underlying Fund	market and to position the Fund for rising interest rates.
underperformed its Russell 2000® Index benchmark due to an
overweight to micro-capitalization stocks which underperformed	On February 19, 2015, RIMCo removed the Fund’s overweight to
during the period.	U.S. equities by reducing the Fund’s allocation to the Select U.S.
Equity Fund by 0.50%. This was offset by a 0.50% increase in
The Fund’s strategic allocation to fixed income Underlying Funds	the Fund’s allocation to the Russell Commodity Strategies Fund,
had a negative impact on its benchmark-relative performance as	which neutralized the previous underweight to commodities. This
fixed income underperformed U.S. equity. The Russell Strategic	position was implemented after strong U.S. equity performance
Bond Fund was negatively impacted by its overweight to credit,	and a sharp decline in commodities
but its currency positioning drove excess return relative to its
benchmark.	On August 10, 2015, RIMCo reduced the Fund’s allocation to
the Russell Emerging Markets Fund by 0.75% as concerns
The Fund’s strategic allocation to alternative Underlying Funds	over emerging markets growth intensified. This was offset by an
had a negative impact on benchmark-relative performance	increase in the allocation to large cap developed equities through
as each of these asset classes underperformed the Fund’s U.S.	a 0.50% increase in the Fund’s allocation to the Select U.S.
equity benchmark. From an active management standpoint,	Equity Fund and a 0.25% increase in the Fund’s allocation to the
performance of these Underlying Funds was mixed. The Russell	Select International Equity Fund.
Global Infrastructure Fund and the Russell Global Real Estate
Securities Fund outperformed their respective benchmarks	The views expressed in this report reflect those of the portfolio
while the Russell Commodity Strategies Fund underperformed	managers only through the end of the period covered by
its benchmark. The Russell Global Infrastructure Fund and the	the report. These views do not necessarily represent the
Russell Global Real Estate Securities Fund both benefited from	views of RIMCo, or any other person in RIMCo or any other
strong stock selection by underlying money managers. The Russell	affiliated organization. These views are subject to change
Commodity Strategies Fund underperformed its benchmark due	at any time based upon market conditions or other events,
largely to exposure to the energy sector.	and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
Describe any changes to the Fund’s structure or allocation	investment advice and, because investment decisions for
to the Underlying Funds.	a Russell Investment Company (“RIC”) Fund are based on
RIMCo has the discretion to vary the Fund’s actual allocation from	numerous factors, should not be relied on as an indication
the target strategic asset allocation by up to +/- 5% at the equity,	of investment decisions of any RIC Fund.

* Assumes initial investment on March 31, 2008.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

190 2050 Strategy Fund

Russell Investment Company
2050 Strategy Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class R1	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur ongoing costs, including	October 31, 2015	$951.10	$1,025.21
distribution (12b-1) and/or service fees and other Fund expenses.	Expenses Paid During Period*	$—	$—
The Example is intended to help you understand your ongoing	* There were no expenses charged to the Class.
costs (in dollars) of investing in the Fund and to compare these
costs with the ongoing costs of investing in other mutual funds.			Hypothetical
Performance (5%
The Example is based on an investment of $1,000 invested at the		Actual	return before
beginning of the period and held for the entire period indicated,	Class R4	Performance	expenses)
which for this Fund is from May 1, 2015 to October 31, 2015.	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
The information in the table under the heading “Actual	October 31, 2015	$950.10	$1,023.95
	Expenses Paid During Period*	$1.23	$1.28
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
together with the amount you invested, to estimate the expenses	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column			Hypothetical
in the row entitled “Expenses Paid During Period” to estimate			Performance (5%
		Actual	return before
the expenses you paid on your account during this period.	Class R5	Performance	expenses)
Beginning Account Value
Hypothetical Example for Comparison Purposes	May 1, 2015	$1,000.00	$1,000.00
The information in the table under the heading “Hypothetical	Ending Account Value
Performance (5% return before expenses)” provides information	October 31, 2015	$948.40	$1,022.68
about hypothetical account values and hypothetical expenses	Expenses Paid During Period*	$2.46	$2.55
based on the Fund’s actual expense ratio and an assumed rate of	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
return of 5% per year before expenses, which is not the Fund’s	(representing the six month period annualized), multiplied by the average
actual return. The hypothetical account values and expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
may not be used to estimate the actual ending account balance or	year period).
expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant
to highlight your ongoing costs only and do not reflect any
transactional costs. Therefore, the information under the heading
“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2050 Strategy Fund 191

Russell Investment Company
2050 Strategy Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 9.5%
Russell Commodity Strategies Fund Class Y		76,478	435
Russell Global Infrastructure Fund Class Y		32,353	370
Russell Global Real Estate Securities Fund Class Y		9,616	369
			1,174

Domestic Equities - 42.9%
Russell U.S. Defensive Equity Fund Class Y		7,778	371
Russell U.S. Dynamic Equity Fund Class Y		54,824	623
Russell U.S. Small Cap Equity Fund Class Y		36,994	1,060
Select U.S. Equity Fund Class Y		303,160	3,256
			5,310

Fixed Income - 7.0%
Russell Strategic Bond Fund Class Y		79,089	864

International Equities - 40.6%
Russell Emerging Markets Fund Class Y		64,399	981
Russell Global Equity Fund Class Y		140,059	1,608
Select International Equity Fund Class Y		266,302	2,431
			5,020

Total Investments in Russell Affiliated Mutual Funds
(cost $10,493)			12,368

Total Investments 100.0%
(identified cost $10,493)			12,368

Other Assets and Liabilities, Net - (0.0%)			(—)
Net Assets - 100.0%			12,368

Presentation of Portfolio Holdings

Amounts in thousands
			Fair Value
Portfolio Summary	Level 1		Level 2	Level 3	Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$12,368		$—	$—	$12,368	100.0
Total Investments	12,368		—	—	12,368	100.0
Other Assets and Liabilities, Net						(—)*
						100.0

* Less than .05% of net assets.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

192 2050 Strategy Fund

Russell Investment Company
2050 Strategy Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$10,493
Investments, at fair value(>)	12,368
Receivables:
Fund shares sold	30
Total assets	12,398

Liabilities
Payables:
Investments purchased	15
Fund shares redeemed	13
Accrued fees to affiliates	2
Total liabilities	30

Net Assets	$12,368

Net Assets Consist of:
Accumulated net realized gain (loss)	$170
Unrealized appreciation (depreciation) on investments	1,875
Shares of beneficial interest	20
Additional paid-in capital	10,303
Net Assets	$12,368

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$6.32
Class R1 — Net assets	$6,624,232
Class R1 — Shares outstanding ($.01 par value)	1,047,709
Net asset value per share: Class R4(#)	$6.34
Class R4 — Net assets	$2,421,296
Class R4 — Shares outstanding ($.01 par value)	381,878
Net asset value per share: Class R5(#)	$6.32
Class R5 — Net assets	$3,322,343
Class R5 — Shares outstanding ($.01 par value)	525,504
Amounts in thousands
(>) Investments in affiliated Russell funds	$12,368
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2050 Strategy Fund 193

Russell Investment Company
2050 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$278

Expenses
Distribution fees - Class R5	11
Shareholder servicing fees - Class R4	5
Shareholder servicing fees - Class R5	11
Total expenses	27
Net investment income (loss)	251

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	21
Capital gain distributions from Underlying Funds	262
Net realized gain (loss)	283
Net change in unrealized appreciation (depreciation) on investments	(643)
Net realized and unrealized gain (loss)	(360)
Net Increase (Decrease) in Net Assets from Operations	$(109)

See accompanying notes which are an integral part of the financial statements.

194 2050 Strategy Fund

Russell Investment Company
2050 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015		2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$251	$477
Net realized gain (loss)		283	4,584
Net change in unrealized appreciation (depreciation)		(643)	(3,804)
Net increase (decrease) in net assets from operations		(109)	1,257

Distributions
From net investment income
Class R1		(143)	(277)
Class R2		—	(81)
Class R3		—	(121)
Class R4		(39)	(—)**
Class R5		(69)	—
From net realized gain
Class R1		(2,251)	(96)
Class R2		—	(30)
Class R3		—	(50)
Class R4		(693)	—
Class R5		(1,524)	—
Net decrease in net assets from distributions		(4,719)	(655)

Share Transactions*
Net increase (decrease) in net assets from share transactions		1,961	(5,260)
Total Net Increase (Decrease) in Net Assets		(2,867)	(4,658)

Net Assets
Beginning of period		15,235	19,893
End of period		$12,368	$15,235

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

2050 Strategy Fund 195

Russell Investment Company
2050 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	746	$4,986	623	$5,840
Proceeds from reinvestment of distributions	371	2,395	40	373
Payments for shares redeemed	(861)	(5,949)	(1,037)	(9,732)
Net increase (decrease)	256	1,432	(374)	(3,519)
Class R2
Proceeds from shares sold	—	—	106	995
Proceeds from reinvestment of distributions	—	—	12	111
Payments for shares redeemed	—	—	(499)	(4,661)
Net increase (decrease)	—	—	(381)	(3,555)
Class R3
Proceeds from shares sold	—	—	213	1,993
Proceeds from reinvestment of distributions	—	—	18	171
Payments for shares redeemed	—	—	(845)	(7,839)
Net increase (decrease)	—	—	(614)	(5,675)
Class R4
Proceeds from shares sold	134	907	234	2,176
Proceeds from reinvestment of distributions	113	732	—	—
Payments for shares redeemed	(93)	(628)	(7)	(62)
Net increase (decrease)	154	1,011	227	2,114
Class R5
Proceeds from shares sold	290	2,006	603	5,586
Proceeds from reinvestment of distributions	247	1,593	—	—
Payments for shares redeemed	(592)	(4,081)	(22)	(211)
Net increase (decrease)	(55)	(482)	581	5,375
Total increase (decrease)	355	$1,961	(561)	$(5,260)

See accompanying notes which are an integral part of the financial statements.

196 2050 Strategy Fund

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Russell Investment Company
2050 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2015	9.52	.13	(.14)	(.01)	(.17)	(3.02)
October 31, 2014	9.20	.27	.37	.64	(.24)	(.08)
October 31, 2013	7.84	.15	1.43	1.58	(.15)	(.07)
October 31, 2012	9.19	.11	.48	.59	(.16)	(1.78)
October 31, 2011	9.22	.18	.04	.22	(.23)	(.02)

Class R4(3)
October 31, 2015	9.54	.11	(.14)	(.03)	(.15)	(3.02)
October 31, 2014	9.22	.23	.39	.62	(.22)	(.08)
October 31, 2013	7.85	.12	1.45	1.57	(.13)	(.07)
October 31, 2012	9.19	.12	.46	.58	(.14)	(1.78)
October 31, 2011	9.21	.25	(.07)	.18	(.18)	(.02)

Class R5(4)
October 31, 2015	9.51	.11	(.15)	(.04)	(.13)	(3.02)
October 31, 2014	9.20	.21	.38	.59	(.20)	(.08)
October 31, 2013	7.84	.10	1.44	1.54	(.11)	(.07)
October 31, 2012	9.18	.11	.44	.55	(.11)	(1.78)
October 31, 2011	9.21	.16	.01	.17	(.18)	(.02)

See accompanying notes which are an integral part of the financial statements.

198 2050 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(3.19)	6.32	(.66)	6,625	—	—	1.91	44
(.32)	9.52	7.12	7,542	—	—	2.89	84
(.22)	9.20	20.61	10,729	—	—	1.75	27
(1.94)	7.84	9.00	8,731	—	—	1.44	78
(.25)	9.19	2.28	5,861	—	—	1.92	72

(3.17)	6.34	(.90)	2,421.25		.25	1.66	44
(.30)	9.54	6.81	2,170.25		.25	2.45	84
(.20)	9.22	20.42	3,515.25		.25	1.44	27
(1.92)	7.85	8.82	2,658.25		.25	1.52	78
(.20)	9.19	1.96	2,408.25		.25	2.61	72

(3.15)	6.32	(1.10)	3,322.50		.50	1.61	44
(.28)	9.51	6.51	5,523.50		.50	2.20	84
(.18)	9.20	20.03	5,649.50		.50	1.17	27
(1.89)	7.84	8.50	3,482.50		.50	1.43	78
(.20)	9.18	1.78	4,877.50		.50	1.65	72

See accompanying notes which are an integral part of the financial statements.

2050 Strategy Fund 199

Russell Investment Company
2055 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

2055 Strategy Fund - Class R1			2055 Strategy Fund - Class R5‡
	Total			Total
	Return			Return
1 Year	(0.52)%		1 Year	(1.00)%
Inception*	6.52	%§	Inception*	6.00	%§

2055 Strategy Fund - Class R4‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	(0.85)%		1 Year	4.86%
Inception*	6.25	%§	Inception*	13.25	%§

200 2055 Strategy Fund

Russell Investment Company
2055 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The 2055 Strategy Fund (the “Fund”) is a fund of funds that	returned 4.49% over the period, while non-U.S. equities returned
invests in other Russell Investment Company mutual funds (the	-1.36% (as measured by the Russell Developed ex-U.S. Large Cap®
“Underlying Funds”). The Underlying Funds employ a multi-	Index) and emerging markets returned -13.58% (as measured by
manager approach whereby portions of the Underlying Funds	the Russell Emerging Markets Index). The underperformance of
are allocated to different money managers. Underlying Fund	non-U.S. equities versus U.S. equities was a key negative driver
assets not allocated to money managers are managed by Russell	to the Fund’s benchmark-relative performance, as U.S. equities
Investment Management Company (“RIMCo”), the Fund’s and	finished at 4.86% for the fiscal year as measured by the Fund’s
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	benchmark
advisor, may change the allocation of the Underlying Funds’	The fiscal year ended October 31, 2015 was characterized by
assets among money managers at any time. An exemptive order	slowing global growth and commodity price weakness. Overall,
from the Securities and Exchange Commission (“SEC”) permits	this was modestly positive for fixed income assets, as yields fell.
RIMCo to engage or terminate a money manager in an Underlying	However, the Fund’s exposure to the fixed income asset class had
Fund at any time, subject to approval by the Underlying Fund’s	a negative effect on benchmark-relative performance as core fixed
Board, without a shareholder vote. Pursuant to the terms of the	income underperformed U.S. equities.
exemptive order, an Underlying Fund is required to notify its
shareholders within 90 days of when a money manager begins	Within alternative strategies, commodities exposure had the
providing services.	largest negative impact on the Fund, as the asset class (as
measured by the Bloomberg Commodity Index Total Return) lost
What is the Fund’s investment objective?	25.72% during the period, significantly underperforming U.S.
The Fund seeks to provide capital growth and income consistent	equities. Global REITs and listed infrastructure (as represented
with its current asset allocation which will change over time, with	by the FTSE EPRA/NAREIT Developed Real Estate Index (Net)
an increasing allocation to fixed income funds.	and S&P Global Infrastructure Index (Net)) finished the fiscal
The Fund pursues this objective by investing in a diversified	year up 2.68% and down 6.29%, respectively. Both of these asset
portfolio that, as of October 31, 2015, consisted of approximately	classes underperformed U.S. equities, which negatively impacted
82.5% equity Underlying Funds, 10.5% fixed income Underlying	the Fund’s benchmark-relative performance.
Funds and 7% alternative Underlying Funds. The Fund’s	How did the investment strategies and techniques employed
allocation to fixed income Underlying Funds will be fixed at	by the Fund and the Underlying Funds affect the Fund’s
66.3% in approximately the year 2055.	performance?
How did the Fund perform relative to its benchmark for the	The Fund is a fund of funds and its performance is based on
fiscal year ended October 31, 2015?	RIMCo’s strategic asset allocations and the performance of the
For the fiscal year ended October 31, 2015, the Fund’s Class R1,	Underlying Funds in which the Fund invests.
Class R4 and Class R5 Shares lost 0.52%, 0.85% and 1.00%,	With respect to the Fund’s global equity exposure, the Fund’s
respectively. This is compared to the Fund’s primary benchmark,	strategic allocation to the Russell Global Equity Fund, Select
the Russell 1000® Index, which gained 4.86% during the same	International Equity Fund and the Russell Emerging Markets
period. The Fund’s performance includes operating expenses,	Fund detracted as these all underperformed the Fund’s U.S.
whereas index returns are unmanaged and do not include	equity benchmark. From an active management perspective, an
expenses of any kind.	underweighttoenergyandanoverweighttoconsumerdiscretionary
For the fiscal year ended October 31, 2015, the Morningstar®	in the Russell Global Equity Fund contributed to positive excess
Target Date 2051+ gained 0.85%. This result serves as a peer	return versus its benchmark. For the Russell Emerging Markets
comparison and is expressed net of operating expenses.	Fund, unsuccessful stock selection in China and Brazil was the main driver of the Fund’s benchmark-relative underperformance.
The Fund’s underperformance relative to the Russell 1000®	Chinese stocks fell sharply and broader emerging markets also
Index was due to the Fund’s allocation to non-U.S. equity and	lost significant value during the period due to growth concerns.
commodity Underlying Funds, which underperformed large cap	A valuation bias in the Select International Equity Fund led to
U.S. equity over the period.	benchmark-relative underperformance as lower price-to-book
How did the market conditions described in the Market	stocks strongly underperformed.
Summary report affect the Fund’s performance?	The Fund’s allocation to U.S. equity Underlying Funds had a
It was a mixed equity market for the fiscal year ending October	negative effect on the Fund’s benchmark-relative performance.
31, 2015. U.S. stocks (as measured by the Russell 3000® Index)	Underlying active management within the U.S. equity Underlying

2055 Strategy Fund 201

Russell Investment Company
2055 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

Funds detracted, as most of the U.S. equity Underlying Funds	fixed income or alternative category level based on RIMCo’s
underperformed their respective U.S. equity market segment	capital markets research. RIMCo’s asset allocation modifications
as represented by their primary benchmarks. The Select U.S.	benefited the Fund’s performance relative to the Fund’s target
Equity Fund underperformed the Russell 1000® Index due to	strategic asset allocation.
an underweight to growth stocks, which outperformed during	On November 21, 2014, RIMCo reduced the Fund’s overweight to
the period. In addition, the Fund’s strategic allocation to the	the Russell Global Equity Fund by 0.50%. This was offset by a
Russell U.S. Small Cap Equity Fund also detracted from the	0.50% increase to the Russell Commodity Strategies Fund. This
Fund’s benchmark-relative performance, as U.S. small cap equity	position was implemented after strong performance in the equity
underperformed the Fund’s benchmark and the Underlying Fund	market and to position the Fund for rising interest rates.
underperformed its Russell 2000® Index benchmark due to an
overweight to micro-capitalization stocks which underperformed	On February 19, 2015, RIMCo removed the Fund’s overweight to
during the period.	U.S. equities by reducing the Fund’s allocation to the Select U.S.
Equity Fund by 0.50%. This was offset by a 0.50% increase in
The Fund’s strategic allocation to fixed income Underlying Funds	the Fund’s allocation to the Russell Commodity Strategies Fund,
had a negative impact on its benchmark-relative performance as	which neutralized the previous underweight to commodities. This
fixed income underperformed U.S. equity. The Russell Strategic	position was implemented after strong U.S. equity performance
Bond Fund was negatively impacted by its overweight to credit,	and a sharp decline in commodities
but its currency positioning drove excess return relative to its
benchmark.	On August 10, 2015, RIMCo reduced the Fund’s allocation to
the Russell Emerging Markets Fund by 0.75% as concerns
The Fund’s strategic allocation to alternative Underlying Funds	over emerging markets growth intensified. This was offset by an
had a negative impact on benchmark-relative performance	increase in the allocation to large cap developed equities through
as each of these asset classes underperformed the Fund’s U.S.	a 0.50% increase in the Fund’s allocation to the Select U.S.
equity benchmark. From an active management standpoint,	Equity Fund and a 0.25% increase in the Fund’s allocation to the
performance of these Underlying Funds was mixed. The Russell	Select International Equity Fund.
Global Infrastructure Fund and the Russell Global Real Estate
Securities Fund outperformed their respective benchmarks	The views expressed in this report reflect those of the portfolio
while the Russell Commodity Strategies Fund underperformed	managers only through the end of the period covered by
its benchmark. The Russell Global Infrastructure Fund and the	the report. These views do not necessarily represent the
Russell Global Real Estate Securities Fund both benefited from	views of RIMCo, or any other person in RIMCo or any other
strong stock selection by underlying money managers. The Russell	affiliated organization. These views are subject to change
Commodity Strategies Fund underperformed its benchmark due	at any time based upon market conditions or other events,
largely to exposure to the energy sector.	and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
Describe any changes to the Fund’s structure or allocation	investment advice and, because investment decisions for
to the Underlying Funds.	a Russell Investment Company (“RIC”) Fund are based on
RIMCo has the discretion to vary the Fund’s actual allocation from	numerous factors, should not be relied on as an indication
the target strategic asset allocation by up to +/- 5% at the equity,	of investment decisions of any RIC Fund.

* Assumes initial investment on December 31, 2010.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

202 2055 Strategy Fund

Russell Investment Company
2055 Strategy Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class R1	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur ongoing costs, including	October 31, 2015	$952.00	$1,025.21
distribution (12b-1) and/or service fees and other Fund expenses.	Expenses Paid During Period*	$—	$—
The Example is intended to help you understand your ongoing	* There were no expenses charged to the Class.
costs (in dollars) of investing in the Fund and to compare these
costs with the ongoing costs of investing in other mutual funds.			Hypothetical
Performance (5%
The Example is based on an investment of $1,000 invested at the		Actual	return before
beginning of the period and held for the entire period indicated,	Class R4	Performance	expenses)
which for this Fund is from May 1, 2015 to October 31, 2015.	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
The information in the table under the heading “Actual	October 31, 2015	$950.80	$1,023.95
	Expenses Paid During Period*	$1.23	$1.28
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
together with the amount you invested, to estimate the expenses	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column			Hypothetical
in the row entitled “Expenses Paid During Period” to estimate			Performance (5%
		Actual	return before
the expenses you paid on your account during this period.	Class R5	Performance	expenses)
Beginning Account Value
Hypothetical Example for Comparison Purposes	May 1, 2015	$1,000.00	$1,000.00
The information in the table under the heading “Hypothetical	Ending Account Value
Performance (5% return before expenses)” provides information	October 31, 2015	$949.70	$1,022.68
about hypothetical account values and hypothetical expenses	Expenses Paid During Period*	$2.46	$2.55
based on the Fund’s actual expense ratio and an assumed rate of	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
return of 5% per year before expenses, which is not the Fund’s	(representing the six month period annualized), multiplied by the average
actual return. The hypothetical account values and expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
may not be used to estimate the actual ending account balance or	year period).
expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant
to highlight your ongoing costs only and do not reflect any
transactional costs. Therefore, the information under the heading
“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2055 Strategy Fund 203

Russell Investment Company
2055 Strategy Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 9.5%
Russell Commodity Strategies Fund Class Y		25,534	145
Russell Global Infrastructure Fund Class Y		10,832	124
Russell Global Real Estate Securities Fund Class Y		3,223	124
			393

Domestic Equities - 42.9%
Russell U.S. Defensive Equity Fund Class Y		2,614	125
Russell U.S. Dynamic Equity Fund Class Y		18,397	209
Russell U.S. Small Cap Equity Fund Class Y		12,354	354
Select U.S. Equity Fund Class Y		101,694	1,092
			1,780

Fixed Income - 7.0%
Russell Strategic Bond Fund Class Y		26,479	289

International Equities - 40.6%
Russell Emerging Markets Fund Class Y		21,594	329
Russell Global Equity Fund Class Y		46,972	539
Select International Equity Fund Class Y		89,226	815
			1,683

Total Investments in Russell Affiliated Mutual Funds
(cost $4,045)			4,145

Total Investments 100.0%
(identified cost $4,045)			4,145

Other Assets and Liabilities, Net - 0.0%			2
Net Assets - 100.0%			4,147

Presentation of Portfolio Holdings

Amounts in thousands
			Fair Value
Portfolio Summary	Level 1		Level 2	Level 3	Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$4,145		$—	$—	$4,145	100.0
Total Investments	4,145		—	—	4,145	100.0
Other Assets and Liabilities, Net						—*
						100.0

* Less than .05% of net assets.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

204 2055 Strategy Fund

Russell Investment Company
2055 Strategy Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$4,045
Investments, at fair value(>)	4,145
Receivables:
Fund shares sold	16
Total assets	4,161

Liabilities
Payables:
Investments purchased	7
Fund shares redeemed	6
Accrued fees to affiliates	1
Total liabilities	14

Net Assets	$4,147

Net Assets Consist of:
Accumulated net realized gain (loss)	$11
Unrealized appreciation (depreciation) on investments	100
Shares of beneficial interest	4
Additional paid-in capital	4,032
Net Assets	$4,147

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$11.05
Class R1 — Net assets	$1,381,297
Class R1 — Shares outstanding ($.01 par value)	125,020
Net asset value per share: Class R4(#)	$11.05
Class R4 — Net assets	$1,932,003
Class R4 — Shares outstanding ($.01 par value)	174,765
Net asset value per share: Class R5(#)	$11.04
Class R5 — Net assets	$833,511
Class R5 — Shares outstanding ($.01 par value)	75,496
Amounts in thousands
(>) Investments in affiliated Russell funds	$4,145
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2055 Strategy Fund 205

Russell Investment Company
2055 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$61

Expenses
Distribution fees - Class R5	2
Shareholder servicing fees - Class R4	4
Shareholder servicing fees - Class R5	2
Total expenses	8
Net investment income (loss)	53

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(28)
Capital gain distributions from Underlying Funds	53
Net realized gain (loss)	25
Net change in unrealized appreciation (depreciation) on investments	(98)
Net realized and unrealized gain (loss)	(73)
Net Increase (Decrease) in Net Assets from Operations	$(20)

See accompanying notes which are an integral part of the financial statements.

206 2055 Strategy Fund

Russell Investment Company
2055 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53		$60
Net realized gain (loss)	25		279
Net change in unrealized appreciation (depreciation)	(98)		(199)
Net increase (decrease) in net assets from operations	(20)		140

Distributions
From net investment income
Class R1	(16)		(18)
Class R2	—		(32)
Class R3	—		(10)
Class R4	(28)		(—)**
Class R5	(10)		—
From net realized gain
Class R1	(65)		(2)
Class R2	—		(4)
Class R3	—		(2)
Class R4	(153)		—
Class R5	(67)		—
Net decrease in net assets from distributions	(339)		(68)

Share Transactions*
Net increase (decrease) in net assets from share transactions	1,661		428
Total Net Increase (Decrease) in Net Assets	1,302		500

Net Assets
Beginning of period	2,845		2,345
End of period	$4,147		$2,845
Undistributed (overdistributed) net investment income included in net assets	$—		$—

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

2055 Strategy Fund 207

Russell Investment Company
2055 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	136	$1,515	146	$1,767
Proceeds from reinvestment of distributions	7	81	2	20
Payments for shares redeemed	(64)	(727)	(155)	(1,855)
Net increase (decrease)	79	869	(7)	(68)
Class R2
Proceeds from shares sold	—	—	23	286
Proceeds from reinvestment of distributions	—	—	3	36
Payments for shares redeemed	—	—	(133)	(1,626)
Net increase (decrease)	—	—	(107)	(1,304)
Class R3
Proceeds from shares sold	—	—	28	347
Proceeds from reinvestment of distributions	—	—	1	12
Payments for shares redeemed	—	—	(63)	(766)
Net increase (decrease)	—	—	(34)	(407)
Class R4
Proceeds from shares sold	45	516	125	1,525
Proceeds from reinvestment of distributions	16	180	—	—**
Payments for shares redeemed	(11)	(119)	(1)	(11)
Net increase (decrease)	50	577	124	1,514
Class R5
Proceeds from shares sold	58	675	59	717
Proceeds from reinvestment of distributions	7	78	—	—
Payments for shares redeemed	(46)	(538)	(2)	(24)
Net increase (decrease)	19	215	57	693
Total increase (decrease)	148	$1,661	33	$428

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

208 2055 Strategy Fund

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Russell Investment Company
2055 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2015	12.51	.17	(.21)	(.04)	(.24)	(1.18)
October 31, 2014	12.04	.34	.49	.83	(.32)	(.04)
October 31, 2013	10.27	.15	1.93	2.08	(.19)	(.12)
October 31, 2012	9.63	.16	.68	.84	(.18)	(.02)
October 31, 2011(1)	10.00	.06	(.37)	(.31)	(.06)	—

Class R4(3)
October 31, 2015	12.52	.19	(.27)	(.08)	(.21)	(1.18)
October 31, 2014	12.03	.28	.54	.82	(.29)	(.04)
October 31, 2013	10.27	.16	1.88	2.04	(.16)	(.12)
October 31, 2012	9.63	.15	.66	.81	(.15)	(.02)
October 31, 2011(1)	10.00	.03	(.36)	(.33)	(.04)	—

Class R5(4)
October 31, 2015	12.50	.14	(.24)	(.10)	(.18)	(1.18)
October 31, 2014	12.03	.22	.56	.78	(.27)	(.04)
October 31, 2013	10.27	.12	1.90	2.02	(.14)	(.12)
October 31, 2012	9.63	.11	.68	.79	(.13)	(.02)
October 31, 2011(1)	10.00	.02	(.37)	(.35)	(.02)	—

See accompanying notes which are an integral part of the financial statements.

210 2055 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross(f)(g)	Net(e)(f)(g)	Net Assets(b)(c)(e)	Turnover Rate(c)

(1.42)	11.05	(.52)	1,381	—	—	1.54	28
(.36)	12.51	7.01	579	—	—	2.81	132
(.31)	12.04	20.74	648	—	—	1.31	27
(.20)	10.27	8.92	171	—	—	1.66	23
(.06)	9.63	(3.09)	97	—	—	.63	47

(1.39)	11.05	(.85)	1,932.25		.25	1.63	28
(.33)	12.52	6.93	1,554.25		.25	2.26	132
(.28)	12.03	20.35	1,290.25		.25	1.43	27
(.17)	10.27	8.64	957.25		.25	1.48	23
(.04)	9.63	(3.31)	793.25		.25	.28	47

(1.36)	11.04	(1.00)	834.50		.50	1.25	28
(.31)	12.50	6.55	712.50		.50	1.80	132
(.26)	12.03	20.09	407.50		.50	1.04	27
(.15)	10.27	8.41	233.50		.50	1.08	23
(.02)	9.63	(3.49)	106.50		.50	.21	47

See accompanying notes which are an integral part of the financial statements.

2055 Strategy Fund 211

Russell Investment Company
In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2015 (Unaudited)

In Retirement Fund - Class A‡			In Retirement Fund - Class R5‡‡
	Total			Total
	Return			Return
1 Year	(5.07)%		1 Year	0.38%
5 Years	3.23	%§	5 Years	4.18	%§
Inception*	3.69	%§	Inception*	4.22	%§

In Retirement Fund - Class R1			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	0.96%		1 Year	1.96%
5 Years	4.73	%§	5 Years	3.03	%§
Inception*	4.76	%§	Inception*	4.26	%§

In Retirement Fund - Class R4‡‡
	Total
	Return
1 Year	0.59%
5 Years	4.46	%§
Inception*	4.50	%§

212 In Retirement Fund

Russell Investment Company
In Retirement Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

The In Retirement Fund (the “Fund”) is a fund of funds that	due to the Fund’s allocation to the Russell Global Opportunistic
invests in other Russell Investment Company mutual funds (the	Credit Fund and the Russell Short Duration Bond Fund. The
“Underlying Funds”). The Underlying Funds employ a multi-	Fund’s strategic exposure to U.S. equities and global real estate
manager approach whereby portions of the Underlying Funds	was positive, as these asset classes outperformed fixed income.
are allocated to different money managers. Underlying Fund	It was a mixed equity market for the fiscal year ending October
assets not allocated to money managers are managed by Russell	31, 2015. U.S. stocks (as measured by the Russell 3000® Index)
Investment Management Company (“RIMCo”), the Fund’s and	returned 4.49% over the period, while non-U.S. equities returned
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	-1.36% (as measured by the Russell Developed ex-U.S. Large Cap®
advisor, may change the allocation of the Underlying Funds’	Index) and emerging markets returned -13.58% (as measured by
assets among money managers at any time. An exemptive order	the Russell Emerging Markets Index). The underperformance of
from the Securities and Exchange Commission (“SEC”) permits	non-U.S. equities versus fixed income was a key negative driver
RIMCo to engage or terminate a money manager in an Underlying	to the Fund’s benchmark-relative performance, as fixed income
Fund at any time, subject to approval by the Underlying Fund’s	markets finished at 1.96% for the fiscal year as measured by the
Board, without a shareholder vote. Pursuant to the terms of the	Fund’s benchmark.
exemptive order, an Underlying Fund is required to notify its
shareholders within 90 days of when a money manager begins	Within alternative strategies, commodities exposure had the
providing services.	largest negative impact on the Fund, as the asset class (as
measured by the Bloomberg Commodity Index Total Return) lost
What is the Fund’s investment objective?	25.72% during the period, significantly underperforming fixed
The Fund seeks to provide income and capital growth.	income. Global REITs and listed infrastructure (as represented by
The Fund pursues this objective by investing in a diversified	the FTSE EPRA/NAREIT Developed Real Estate Index (Net) and
portfolio that, as of October 31, 2015, consisted of approximately	S&P Global Infrastructure Index (Net)) finished the fiscal year up
27% equity Underlying Funds, 66% fixed income Underlying	2.68% and down 6.29% respectively. REITs outperformed fixed
Funds and 7% alternative Underlying Funds.	income markets, which was beneficial to the Fund’s performance through its allocation to the Russell Global Real Estate Securities
How did the Fund perform relative to its benchmark for the	Fund. Infrastructure underperformed fixed income, which
fiscal year ended October 31, 2015?	negatively impacted the Fund through its allocation to the Russell
For the fiscal year ended October 31, 2015, the Fund’s Class	Global Infrastructure Fund.
A, Class R1, Class R4 and Class R5 Shares gained 0.69%,
0.96%, 0.59% and 0.38%, respectively. This is compared to the	How did the investment strategies and techniques employed
Fund’s primary benchmark, the Barclays U.S. Aggregate Bond	by the Fund and the Underlying Funds affect the Fund’s
Index, which gained 1.96% during the same period. The Fund’s	performance?
performance includes operating expenses, whereas index returns	The Fund is a fund of funds and its performance is based on
are unmanaged and do not include expenses of any kind.	RIMCo’s strategic asset allocations and the performance of the
Underlying Funds in which the Fund invests.
For the fiscal year ended October 31, 2015, the Morningstar®
Retirement Income lost 0.03%. This result serves as a peer	The Fund’s strategic allocation to fixed income Underlying
comparison and is expressed net of operating expenses.	Funds generally had a negative impact on its benchmark-relative performance. Allocations to the Russell Global Opportunistic
The Fund’s underperformance relative to the Barclays U.S.	Credit Fund and Russell Short Duration Bond Fund detracted, as
Aggregate Bond Index was due to the Fund’s allocation to non-	these Underlying Funds underperformed the Fund’s benchmark.
U.S. equity Underlying Funds, which underperformed fixed	From an active management perspective, the Russell Global
income Underlying Funds over the period.	Opportunistic Credit Fund underperformed its benchmark largely
How did the market conditions described in the Market	because of an ex-benchmark allocation to local currency emerging
Summary report affect the Fund’s performance?	market debt and the associated currency risk as the U.S. dollar
The fiscal year ended October 31, 2015 was characterized by	appreciated strongly versus emerging market currencies. The
slowing global growth and commodity price weakness. Overall,	Russell Short Duration Bond Fund underperformed its benchmark
this was modestly positive for fixed income assets, as yields fell.	due mostly to ex-benchmark corporate credit exposure, as this
However, the Fund’s exposure to the fixed income asset class had	sector saw the largest drawdowns during the period. Allocations
a modestly negative effect on benchmark-relative performance	to the Russell Strategic Bond Fund and Russell Investment Grade
Bond Fund were flat to slightly positive from a benchmark-relative

In Retirement Fund 213

Russell Investment Company
In Retirement Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

perspective. While both Funds were negatively impacted by their	underlying money managers. The Russell Commodity Strategies
overweight to credit, currency positioning drove excess return.	Fund underperformed its benchmark due largely to exposure to
With respect to the Fund’s global equity exposure, the Fund’s	the energy sector.
strategic allocation to the Russell Global Equity Fund positively	Describe any changes to the Fund’s structure or allocation
impacted the Fund’s benchmark-relative performance, while its	to the Underlying Funds.
allocation to the Select International Equity Fund and the Russell	RIMCo has the discretion to vary the Fund’s actual allocation from
Emerging Markets Fund detracted. From an active management	the target strategic asset allocation by up to +/- 5% at the equity,
standpoint, performance of these Underlying Funds was mixed.	fixed income or alternative category level based on RIMCo’s
An underweight to energy and an overweight to consumer	capital markets research. RIMCo’s asset allocation modifications
discretionary in the Russell Global Equity Fund contributed to the	benefited the Fund’s performance relative to the Fund’s target
Fund’s outperformance of its respective benchmark. A valuation	strategic asset allocation.
bias in the Select International Equity Fund led to benchmark-
relative underperformance as lower price-to-book stocks strongly	On November 21, 2014, RIMCo reduced the Fund’s overweight to
underperformed. For the Russell Emerging Markets Fund,	the Russell Global Equity Fund by 1.20%. This was offset by a
unsuccessful stock selection in China and Brazil and was the	1.00% increase to the Russell Global Opportunistic Credit Fund
main driver of the Fund’s underperformance. Chinese stocks fell	and 0.20% increase to the Russell Commodity Strategies Fund.
sharply and broader emerging markets also lost significant value	This position was implemented after strong performance in the
during the period due to growth concerns.	equity market and to position the Fund for rising interest rates.
The Fund’s strategic allocation to U.S. large cap equity Underlying	On February 19, 2015, RIMCo removed the Fund’s overweight to
Funds benefited the Fund’s benchmark-relative performance,	U.S. equities by reducing the Fund’s allocation to the Select U.S.
as broad U.S. equities outperformed core fixed income during	Equity Fund by 0.20%. This was offset by a 0.20% increase in
the period. However, most of the U.S. equity Underlying Funds	the Fund’s allocation to the Russell Commodity Strategies Fund,
underperformed their respective U.S. equity market segment as	which neutralized the previous underweight to commodities. This
represented by their respective primary benchmark. From an	position was implemented after strong U.S. equity performance
active management perspective, the Select U.S. Equity Fund	and a sharp decline in commodities.
underperformed the Russell 1000® Index due to an underweight to	On August 10, 2015, RIMCo reduced the Fund’s allocation to
growth stocks, which outperformed during the period. In addition,	the Russell Emerging Markets Fund by 0.40% as concerns
the Fund’s strategic allocation to the Russell U.S. Small Cap	over emerging markets growth intensified. This was offset by an
Equity Fund also detracted from the Fund’s benchmark-relative	increase in the allocation to large cap developed equities through
performance, as U.S. small cap equity generally underperformed	a 0.25% increase in the Fund’s allocation to the Select U.S.
core fixed income and the Underlying Fund underperformed its	Equity Fund and a 0.15% increase in the Fund’s allocation to the
Russell 2000® Index benchmark due to an overweight to micro-	Select International Equity Fund.
capitalization stocks which underperformed during the period.
The views expressed in this report reflect those of the portfolio
The Fund’s strategic allocation to alternative Underlying	managers only through the end of the period covered by
Funds generally had a negative impact on benchmark-	the report. These views do not necessarily represent the
relative performance as commodities and global infrastructure	views of RIMCo, or any other person in RIMCo or any other
underperformed the Fund’s benchmark. From an active	affiliated organization. These views are subject to change
management standpoint, performance of these Underlying	at any time based upon market conditions or other events,
Funds was mixed. The Russell Global Infrastructure Fund and	and RIMCo disclaims any responsibility to update the views
the Russell Global Real Estate Securities Fund outperformed	contained herein. These views should not be relied on as
their respective benchmarks while the Russell Commodity	investment advice and, because investment decisions for
Strategies Fund underperformed its benchmark. The Russell	a Russell Investment Company (“RIC”) Fund are based on
Global Infrastructure Fund and the Russell Global Real Estate	numerous factors, should not be relied on as an indication
Securities Fund both benefited from strong stock selection by	of investment decisions of any RIC Fund.

214 In Retirement Fund

Russell Investment Company
In Retirement Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2015
(Unaudited)

* Assumes initial investment on March 31, 2008.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

‡ The Fund first issued Class A Shares on February 25, 2011.  The returns shown for Class A Shares prior to that date are the returns of Class R2 Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

In Retirement Fund 215

Russell Investment Company
In Retirement Fund

Shareholder Expense Example — October 31, 2015 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.

The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class A	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2015	$1,000.00	$1,000.00
which for this Fund is from May 1, 2015 to October 31, 2015.	Ending Account Value
	October 31, 2015	$982.50	$1,023.95
Actual Expenses	Expenses Paid During Period*	$1.25	$1.28
The information in the table under the heading “Actual
Performance” provides information about actual account values	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average
and actual expenses. You may use the information in this column,	account value over the period, multiplied by 184/365 (to reflect the one-half
together with the amount you invested, to estimate the expenses	year period).
that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000			Hypothetical
Performance (5%
= 8.6), then multiply the result by the number in the first column		Actual	return before
in the row entitled “Expenses Paid During Period” to estimate	Class R1	Performance	expenses)
the expenses you paid on your account during this period.	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
Hypothetical Example for Comparison Purposes	Ending Account Value
	October 31, 2015	$984.70	$1,025.21
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$—	$—
Performance (5% return before expenses)” provides information
about hypothetical account values and hypothetical expenses	* There were no expenses charged to the Class.
based on the Fund’s actual expense ratio and an assumed rate of
Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
actual return. The hypothetical account values and expenses		Actual	return before
may not be used to estimate the actual ending account balance or	Class R4	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
	May 1, 2015	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
funds. To do so, compare this 5% hypothetical example with the	October 31, 2015	$982.10	$1,023.95
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$1.25	$1.28
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

216 In Retirement Fund

Russell Investment Company
In Retirement Fund

Shareholder Expense Example, continued — October 31, 2015 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2015	$1,000.00	$1,000.00
Ending Account Value
October 31, 2015	$980.60	$1,022.68
Expenses Paid During Period*	$2.50	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Investment Company
In Retirement Fund

Schedule of Investments — October 31, 2015

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 6.1%
Russell Commodity Strategies Fund Class Y		148,415	843
Russell Global Infrastructure Fund Class Y		66,898	766
Russell Global Real Estate Securities Fund Class Y		19,932	765
			2,374

Domestic Equities - 14.9%
Russell U.S. Defensive Equity Fund Class Y		20,012	956
Russell U.S. Dynamic Equity Fund Class Y		40,351	458
Russell U.S. Small Cap Equity Fund Class Y		24,141	691
Select U.S. Equity Fund Class Y		341,430	3,667
			5,772

Fixed Income - 67.3%
Russell Global Opportunistic Credit Fund Class Y		184,043	1,682
Russell Investment Grade Bond Fund Class Y		288,475	6,410
Russell Short Duration Bond Fund Class Y		233,886	4,469
Russell Strategic Bond Fund Class Y	1,243,977		13,597
			26,158

International Equities - 11.7%
Russell Emerging Markets Fund Class Y		39,504	602
Russell Global Equity Fund Class Y		109,973	1,263
Select International Equity Fund Class Y		293,561	2,680
			4,545

Total Investments in Russell Affiliated Mutual Funds
(cost $34,288)			38,849

Total Investments 100.0%
(identified cost $34,288)			38,849

Other Assets and Liabilities, Net - (0.0%)			(4)
Net Assets - 100.0%			38,845

Presentation of Portfolio Holdings

Amounts in thousands
			Fair Value
Portfolio Summary	Level 1		Level 2	Level 3	Total	% of Net Assets
Investments in Russell Affiliated Mutual Funds	$38,849		$—	$—	$38,849	100.0
Total Investments	38,849		—	—	38,849	100.0
Other Assets and Liabilities, Net						(—)*
						100.0

* Less than .05% of net assets.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2015, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

218 In Retirement Fund

Russell Investment Company
In Retirement Fund

Statement of Assets and Liabilities — October 31, 2015

Amounts in thousands
Assets
Investments, at identified cost	$34,288
Investments, at fair value(>)	38,849
Receivables:
Fund shares sold	123
Total assets	38,972

Liabilities
Payables:
Investments purchased	103
Fund shares redeemed	19
Accrued fees to affiliates	5
Total liabilities	127

Net Assets	$38,845

Net Assets Consist of:
Accumulated net realized gain (loss)	$764
Unrealized appreciation (depreciation) on investments	4,561
Shares of beneficial interest	51
Additional paid-in capital	33,469
Net Assets	$38,845

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$7.75
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$8.22
Class A — Net assets	$459,157
Class A — Shares outstanding ($.01 par value)	59,270
Net asset value per share: Class R1(#)	$7.59
Class R1 — Net assets	$22,324,796
Class R1 — Shares outstanding ($.01 par value)	2,943,257
Net asset value per share: Class R4(#)	$7.59
Class R4 — Net assets	$8,788,838
Class R4 — Shares outstanding ($.01 par value)	1,157,755
Net asset value per share: Class R5(#)	$7.57
Class R5 — Net assets	$7,272,150
Class R5 — Shares outstanding ($.01 par value)	960,150
Amounts in thousands
(>) Investments in affiliated Russell funds	$38,849
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

In Retirement Fund 219

Russell Investment Company
In Retirement Fund

Statement of Operations — For the Period Ended October 31, 2015

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$884

Expenses
Distribution fees - Class A	1
Distribution fees - Class R5	22
Shareholder servicing fees - Class R4	23
Shareholder servicing fees - Class R5	22
Total expenses	68
Net investment income (loss)	816

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,039
Capital gain distributions from Underlying Funds	255
Net realized gain (loss)	1,294
Net change in unrealized appreciation (depreciation) on investments	(2,064)
Net realized and unrealized gain (loss)	(770)
Net Increase (Decrease) in Net Assets from Operations	$46

See accompanying notes which are an integral part of the financial statements.

220 In Retirement Fund

Russell Investment Company
In Retirement Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$816	$763
Net realized gain (loss)	1,294	7,856
Net change in unrealized appreciation (depreciation)	(2,064)	(6,489)
Net increase (decrease) in net assets from operations	46	2,130

Distributions
From net investment income
Class A	(11)	(8)
Class R1	(463)	(486)
Class R2	—	(91)
Class R3	—	(179)
Class R4	(171)	(17)
Class R5	(172)	(24)
From net realized gain
Class A	(132)	(21)
Class R1	(3,510)	(1,259)
Class R2	—	(273)
Class R3	—	(729)
Class R4	(1,475)	—
Class R5	(2,175)	—
Net decrease in net assets from distributions	(8,109)	(3,087)

Share Transactions*
Net increase (decrease) in net assets from share transactions	15,767	(24,603)
Total Net Increase (Decrease) in Net Assets	7,704	(25,560)

Net Assets
Beginning of period	31,141	56,701
End of period	$38,845	$31,141
Undistributed (overdistributed) net investment income included in net assets	$—	$1

See accompanying notes which are an integral part of the financial statements.

In Retirement Fund 221

Russell Investment Company
In Retirement Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2015 and October 31, 2014 were as follows:
	2015		2014
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	—	$—	—	$—
Proceeds from reinvestment of distributions	18	142	3	29
Payments for shares redeemed	(3)	(30)	(3)	(29)
Net increase (decrease)	15	112	—	—
Class R1
Proceeds from shares sold	1,186	9,149	494	5,253
Shares issued in connection with acquisition	1,111	8,590	—	—
Proceeds from reinvestment of distributions	516	3,943	167	1,739
Payments for shares redeemed	(1,259)	(10,350)	(1,973)	(21,007)
Net increase (decrease)	1,554	11,332	(1,312)	(14,015)
Class R2
Proceeds from shares sold	—	—	261	2,766
Proceeds from reinvestment of distributions	—	—	35	364
Payments for shares redeemed	—	—	(1,013)	(10,830)
Net increase (decrease)	—	—	(717)	(7,700)
Class R3
Proceeds from shares sold	—	—	212	2,253
Proceeds from reinvestment of distributions	—	—	87	907
Payments for shares redeemed	—	—	(2,041)	(21,663)
Net increase (decrease)	—	—	(1,742)	(18,503)
Class R4
Proceeds from shares sold	114	884	555	5,898
Shares issued in connection with acquisition	793	6,137	—	—
Proceeds from reinvestment of distributions	215	1,645	1	17
Payments for shares redeemed	(505)	(4,029)	(15)	(162)
Net increase (decrease)	617	4,637	541	5,753
Class R5
Proceeds from shares sold	488	3,802	961	10,191
Shares issued in connection with acquisition	455	3,512	—	—
Proceeds from reinvestment of distributions	308	2,347	2	24
Payments for shares redeemed	(1,221)	(9,975)	(33)	(353)
Net increase (decrease)	30	(314)	930	9,862
Total increase (decrease)	2,216	$15,767	(2,300)	$(24,603)

See accompanying notes which are an integral part of the financial statements.

222 In Retirement Fund

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Russell Investment Company
In Retirement Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2015	10.88	.20	(.13)	.07	(.23)	(2.97)
October 31, 2014	11.05	.17	.33	.50	(.19)	(.48)
October 31, 2013	10.74	.36	.29	.65	(.29)	(.05)
October 31, 2012	10.10	.25	.55	.80	(.12)	(.04)
October 31, 2011(2)	10.25	.14	(.15)	(.01)	(.14)	—

Class R1
October 31, 2015	10.72	.17	(.08)	.09	(.25)	(2.97)
October 31, 2014	10.90	.21	.31	.52	(.22)	(.48)
October 31, 2013	10.60	.33	.34	.67	(.32)	(.05)
October 31, 2012	10.10	.27	.55	.82	(.28)	(.04)
October 31, 2011	10.28	.24	.07	.31	(.45)	(.04)

Class R4(3)
October 31, 2015	10.73	.15	(.09)	.06	(.23)	(2.97)
October 31, 2014	10.90	.17	.33	.50	(.19)	(.48)
October 31, 2013	10.60	.32	.32	.64	(.29)	(.05)
October 31, 2012	10.10	.27	.52	.79	(.25)	(.04)
October 31, 2011	10.28	.27	.01	.28	(.42)	(.04)

Class R5(4)
October 31, 2015	10.70	.16	(.12)	.04	(.20)	(2.97)
October 31, 2014	10.88	.16	.30	.46	(.16)	(.48)
October 31, 2013	10.58	.27	.34	.61	(.26)	(.05)
October 31, 2012	10.08	.24	.53	.77	(.23)	(.04)
October 31, 2011	10.27	.19	.07	.26	(.41)	(.04)

See accompanying notes which are an integral part of the financial statements.

224 In Retirement Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)(d)	(000)	Gross(f)(g)	Net(e)(f)(g)	Net Assets(b)(c)(e)	Turnover Rate(c)

(3.20)	7.75	.69	459.25		.25	2.39	56
(.67)	10.88	4.75	486.25		.25	1.60	34
(.34)	11.05	6.15	493.25		.25	3.30	19
(.16)	10.74	8.01	1,035.25		.25	2.43	20
(.14)	10.10	(.06)	1,012.25		.25	1.40	43

(3.22)	7.59	.96	22,325	—	—	2.15	56
(.70)	10.72	5.00	14,897	—	—	1.95	34
(.37)	10.90	6.48	29,451	—	—	3.10	19
(.32)	10.60	8.32	36,665	—	—	2.66	20
(.49)	10.10	3.10	36,059	—	—	2.35	43

(3.20)	7.59	.59	8,789.25		.25	1.95	56
(.67)	10.73	4.81	5,804.25		.25	1.56	34
(.34)	10.90	6.16	7,818.25		.25	2.95	19
(.29)	10.60	8.05	10,996.25		.25	2.59	20
(.46)	10.10	2.84	17,288.25		.25	2.60	43

(3.17)	7.57	.38	7,272.50		.50	1.97	56
(.64)	10.70	4.43	9,954.50		.50	1.47	34
(.31)	10.88	5.90	18,939.50		.50	2.57	19
(.27)	10.58	7.78	23,337.50		.50	2.35	20
(.45)	10.08	2.55	36,445.50		.50	1.90	43

See accompanying notes which are an integral part of the financial statements.

In Retirement Fund 225

Russell Investment Company
LifePoints® Funds

Notes to Schedule of Investments — October 31, 2015

Footnotes:
(å) Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the
Fund. See Statement of Assets and Liabilities.
(8) Unrounded units.

226 Notes to Schedule of Investments

Russell Investment Company
LifePoints® Funds

Notes to Financial Highlights — October 31, 2015

(1) For the period January 1, 2011 (commencement of operations) to October 31, 2011.
(2) For the period February 28, 2011 (commencement of operations) to October 31, 2011.
(3) As of October 1, 2014, Class R2 shares were reclassified as Class R4 shares and all shareholders were issued shares of Class R4. Class R2 shares are no longer offered. The financial highlights for the period ended October 31, 2014 reflect a consolidation of the financial activity of Class R2 shares for the period November 1, 2013 through October 1, 2014 and the financial activity of Class R4 shares for the period October 2, 2014 through October
31, 2014. All prior periods reflect the financial activity of Class R2 shares.
(4) As of October 1, 2014, Class R3 shares were reclassified as Class R5 shares and all shareholders were issued shares of Class R5. Class R3 shares are no longer offered. The financial highlights for the period ended October 31, 2014 reflect a consolidation of the financial activity of Class R3 shares for the period November 1, 2013 through October 1, 2014 and the financial activity of Class R5 shares for the period October 2, 2014 through October
31, 2014. All prior periods reflect the financial activity of Class R3 shares.
(a) Average daily shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the
Fund invests.
(c) The ratios for periods less than one year are not annualized.
(d) Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(e) May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and/or Russell Fund Services Company
(“RFSC”).
(f) The ratios for periods less than one year are annualized.
(g) The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(h) Less than $.01 per share.

Notes to Financial Highlights 227

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements — October 31, 2015

1. Organization
Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 41 different investment portfolios referred to as funds (each a “Fund” and collectively the “Funds”). These financial statements report on 14 of these
Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended (“Investment Company
Act”), as an open-end management investment company. It is organized and operated as a Massachusetts business trust under a
Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Investment Company’s Master Trust
Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Target Portfolio Funds
Each of the Target Portfolio Funds listed in the table below is a “fund of funds” and diversifies its assets by investing principally, at present, in shares of several other RIC Funds (the “Underlying Funds”). Each Fund seeks to achieve its specific investment objective by investing in different combinations of Underlying Funds. In addition to investing in the Underlying Funds, Russell
Investment Management Company ("RIMCo"), the Funds' investment adviser, may seek to actively manage the Funds' overall exposure by investing in derivatives, including futures, options, forwards and swaps, that RIMCo believes will achieve the desired risk/return profile for the Funds. The Funds may hold cash in connection with these investments. The Funds usually, but not always, pursue a strategy of being fully invested by exposing their cash to the performance of segments of the global equity market by purchasing index futures contracts (also known as "equitization"). The following table shows each Fund’s target strategic asset allocation to equity Underlying Funds, fixed/other income Underlying Funds and alternative Underlying Funds. As of October
31, 2015, the equity Underlying Funds in which the Funds may invest include the Russell U.S. Defensive Equity, Russell U.S.
Dynamic Equity, Russell U.S. Small Cap Equity, Select U.S. Equity, Russell Global Equity, Russell Emerging Markets and Select
International Equity Funds. As of October 31, 2015, the fixed/other income Underlying Funds in which the Funds may invest include the Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration
Bond and Russell Multi-Strategy Income Funds. As of October 31, 2015, the alternative Underlying Funds in which the Funds may invest include the Russell Commodity Strategies, Russell Global Infrastructure and Russell Global Real Estate Securities
Funds. Each Fund intends its strategy of investing in combinations of equity, fixed/other income and alternative Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments.
A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2)
by up to +/- 5% at the equity, fixed/other income or alternative category level based on RIMCo’s capital markets research, and/or
(3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.

The following table shows the Target Portfolio Funds’ approximate expected target strategic asset allocations to equity Underlying
Funds, fixed/other income Underlying Funds and alternative Underlying Funds on March 1, 2015 for the Moderate Strategy,
Balanced Strategy, Growth Strategy and Equity Growth Strategy and May 1, 2015 for the Conservative Strategy Fund.

		Asset Allocation Targets*
	Conservative	Moderate	Balanced	Growth	Equity Growth
Underlying Funds	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund
Alternative Underlying Funds**	8%	7%	10%	13%	13%
Equity Underlying Funds	11%	34%	55%	71%	79%
Fixed/Other Income Underlying Funds	81%	59%	35%	16%	8%

*	Prospectus dated March 1, 2015, as supplemented November 6, 2015. Actual asset allocation may vary.
**	Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds or seek returns with a low correlation to global equity markets.

Target Date Funds
Each of the Target Date Funds listed in the table below is a “fund of funds” and seeks to achieve its objective by investing in shares of several of the Underlying Funds which represent various asset classes. Each Fund currently intends to invest only in the
Underlying Funds. The following table shows each Fund’s target strategic asset allocation to equity Underlying Funds, fixed income
Underlying Funds and alternative Underlying Funds. The equity Underlying Funds in which the Funds may invest include the
Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Select U.S. Equity, Russell U.S. Small Cap Equity, Russell Global

228 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

Equity, Select International Equity and Russell Emerging Markets Funds. The fixed income Underlying Funds in which the Funds may invest include the Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond and Russell
Short Duration Bond Funds. The alternative Underlying Funds in which the Funds may invest include the Russell Commodity
Strategies, Russell Global Infrastructure and Russell Global Real Estate Securities Funds. The 2020 Strategy, 2025 Strategy, 2030
Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy, 2050 Strategy and 2055 Strategy Funds are referred to herein as the “Strategy
Funds.” The allocation of each Strategy Fund’s assets to the Underlying Funds in which it invests will become more conservative over time until approximately the year indicated in the Fund name, the “target year,” at which time the allocation will remain fixed.
The Strategy Funds are designed for investors who plan to retire close to the target year indicated in the Fund name. The allocation of the In Retirement Fund’s assets to the Underlying Funds in which it invests does not shift over time. The In Retirement Fund is intended for investors who have reached retirement age and are no longer contributing to their retirement savings. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to
+/- 5% at the equity, fixed income or alternative category level based on RIMCo’s capital markets research, and/or (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying
Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.

The following table shows the Target Date Funds’ approximate expected allocations to equity Underlying Funds, fixed income
Underlying Funds and alternative Underlying Funds effective on or about March 1, 2015.

		Asset Allocation Targets*
	2020	2025	2030	2035
Underlying Funds	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund
Alternative Underlying Funds**	6.9%	7.5%	8.4%	9.3%
Equity Underlying Funds	36.9%	47%	59.1%	73.3%
Fixed Income Underlying Funds	56.2%	45.5%	32.5%	17.4%

		Asset Allocation Targets*
	2040	2045	2050	2055	In Retirement
Underlying Funds	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund	Fund
Alternative Underlying Funds**	10.5%	10.5%	10.5%	10.5%	6.6%
Equity Underlying Funds	82.5%	82.5%	82.5%	82.5%	27.1%
Fixed Income Underlying Funds	7%	7%	7%	7%	66.3%

*	Prospectus dated March 1, 2015 as supplemented November 6, 2015. Actual asset allocation may vary.
**	Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds or seek returns with a low correlation to global equity markets.

2. Significant Accounting Policies
The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”)
which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation
The Funds value the shares of the Underlying Funds at the current net asset value ("NAV") per share of each Underlying Fund.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements 229

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

• Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by Russell Fund Services Company ("RFSC"), acting at the discretion of the Board, that are used in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety

The valuation techniques and significant inputs used in determining the fair market values of financial instruments categorized as
Level 1 and Level 2 of the fair value hierarchy are as follows:

Derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.
Derivatives may be classified into two groups depending upon the way that they are traded: privately traded over-the-counter
(“OTC”) derivatives that do not go through an exchange or intermediary and exchange-traded derivatives that are traded through specialized derivatives exchanges or other regulated exchanges. OTC derivatives are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative instrument can be estimated by a pricing service provider using a series of techniques, including simulation pricing models.
The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. OTC derivatives that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy, with the exception of foreign currency spot contracts which are categorized as Level 1 of the fair value hierarchy. OTC derivatives that use broker dealer quotations are categorized as level 3 of the fair value hierarchy. Exchange-traded derivatives are valued based on the last reported sales price on the day of valuation and are categorized as Level 1 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 Fair Value Investments
The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available, or are not reliable, are valued at fair value as determined in good faith by RFSC and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by another method that RFSC believes accurately reflects fair value and will be categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot

230 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

guarantee that fair values determined by RFSC would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the security was sold.

RFSC employs third party pricing vendors to provide fair value measurements. RFSC oversees third-party pricing service providers in order to support the valuation process throughout the year.

These significant unobservable inputs are further disclosed in the Presentation of Portfolio Holdings for each respective Fund as applicable.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, RFSC may elect to obtain indicative market quotations (“broker quotes”) directly from the broker or passed through from a third party vendor. In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received on a daily basis, RFSC does not have the transparency to view the underlying inputs which support the broker quotes. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. RFSC is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that present changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, a Level 3 reconciliation and an additional disclosure about fair value measurements, if any, has been included in the Presentation of Portfolio Holdings for each respective Fund.

Investment Transactions
Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost incurred within a particular Fund or Underlying
Fund.

Investment Income
Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes
Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended (the “Code”) and intends to distribute all of its taxable income and capital gains.
Therefore, no federal income tax provision is required for the Funds.

Each Fund files a U.S. tax return. At October 31, 2015, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended October 31, 2012 through October 31, 2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in

Notes to Financial Statements 231

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders
Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in the Underlying Funds sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their NAVs.

Expenses
Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the Underlying Funds’ fees and expenses incurred indirectly by the Funds will vary.

The Funds pay their own expenses other than those expressly assumed by RIMCo, the Funds’ adviser, or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Derivatives
The Target Portfolio Funds may invest in derivatives. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

The Target Portfolio Funds typically use derivatives in three ways: exposing cash to markets, hedging and return enhancement.
In addition, certain Funds may enter into foreign exchange contracts for trade settlement purposes. The Target Portfolio Funds may pursue their strategy of being fully invested by exposing cash to the performance of segments of the global equity market by purchasing index futures contracts. This is intended to cause the Funds to perform as though cash were actually invested in the global equity market.

Hedging may be used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical securities, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, leveraging risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk, valuation risk and credit risk.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central exchange clearing house. Exchange-
traded or exchange-cleared transactions generally present less counterparty risk to a Fund. The exchange’s clearinghouse stands between the Fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearing house and the clearing member. Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirement, daily settlement of obligations and the clearing house guarantee of payments to the broker. There is, however, still counterparty risk due to the insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral and margin requirements for exchange-traded or exchange-cleared derivatives are established through regulation, as well as set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of Assets and Liabilities as cash held at the

232 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

broker for futures contracts and cash held at the broker for swap contracts, respectively. Securities pledged by a Fund for exchange-
traded and exchange-cleared transactions are noted as collateral or margin requirements in the Schedule of Investments.

The effects of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements
of Operations, for the period ended October 31, 2015, if applicable, are disclosed in the Fair Value of Derivative Instruments table following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts
Certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets.
FX contracts are recorded at fair value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities.

For the period ended October 31, 2015, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Conservative Strategy Fund	Return enhancement and hedging
Moderate Strategy Fund	Return enhancement and hedging
Balanced Strategy Fund	Return enhancement and hedging
Growth Strategy Fund	Return enhancement and hedging
Equity Growth Strategy Fund	Return enhancement and hedging

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

		Outstanding Contract Amounts Sold
Quarter Ended	January 31, 2015	April 30, 2015	July 31, 2015	October 31, 2015
Conservative Strategy Fund	$ —	$ —	$ —	$36,052,788
Moderate Strategy Fund	—	—	—	69,266,801
Balanced Strategy Fund	—	—	—	543,604,056
Growth Strategy Fund	—	—	—	366,387,605
Equity Growth Strategy Fund	—	—	—	123,741,919

		Outstanding Contract Amounts Bought
Quarter Ended	January 31, 2015	April 30, 2015	July 31, 2015	October 31, 2015
Conservative Strategy Fund	$ —	$ —	$ —	$36,088,978
Moderate Strategy Fund	—	—	—	69,335,930
Balanced Strategy Fund	—	—	—	544,196,637
Growth Strategy Fund	—	—	—	366,734,767
Equity Growth Strategy Fund	—	—	—	123,852,672

Options
The Target Portfolio Funds may purchase and sell (write) call and put options on securities and securities indices. Such options are traded on a national securities exchange or in an OTC market. The Funds may also purchase and sell (write) call and put options on foreign currencies.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s
Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-
to-market to reflect the current fair value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the underlying instrument above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying instrument.

Notes to Financial Statements 233

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a
Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the
Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

Certain Funds may enter into a swaption (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

For the period ended October 31, 2015, the Target Portfolio Funds purchased or sold options primarily for the strategies listed below:

Funds	Strategies
Conservative Strategy Fund	Return enhancement and hedging
Moderate Strategy Fund	Return enhancement and hedging
Balanced Strategy Fund	Return enhancement and hedging
Growth Strategy Fund	Return enhancement and hedging
Equity Growth Strategy Fund	Return enhancement and hedging

The Funds’ options contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of options contracts measured by notional in USD.

			Notional of Options Contracts Opened or Closed
Funds		January 31, 2015	April 30, 2015	July 31, 2015	October 31, 2015
Conservative Strategy Fund	Opened	$ —	$ —	$ 14,135,241	$—
	Closed	—	—	4,224,770	9,910,471
Moderate Strategy Fund	Opened	—	—	26,396,936	—
	Closed	—	—	7,201,810	19,195,126
Balanced Strategy Fund	Opened	—	—	184,927,789	—
	Closed	—	—	30,725,600	154,202,189
Growth Strategy Fund	Opened	—	—	112,064,837	—
	Closed	—	—	19,492,050	92,572,787
Equity Growth Strategy Fund	Opened	—	—	50,974,786	—
	Closed	—	—	8,065,470	42,909,316

Futures Contracts
The Target Portfolio Funds may invest in futures contracts. The face or contract value of these instruments reflect the extent of the
Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in fair value of the securities held by the Funds and the prices of futures contracts, and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial

234 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

margin, which typically represents 5% to 10% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates.
Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended October 31, 2015, the following Funds entered into futures contracts primarily for the strategies listed below:

Funds	Strategies
Conservative Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Moderate Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Balanced Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Equity Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets

The Funds’ futures contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of futures contracts measured by notional in USD.

			Notional of Futures Contracts Opened or Closed
Funds		January 31, 2015	April 30, 2015	July 31, 2015	October 31, 2015
Conservative Strategy Fund	Opened	$ —	$ —	$ 28,198,631	$7,445,893
	Closed	—	—	21,121,418	7,188,574
Moderate Strategy Fund	Opened	—	—	52,338,774	78,726,202
	Closed	—	—	38,163,480	52,572,905
Balanced Strategy Fund	Opened	—	—	265,800,954	532,802,139
	Closed	—	—	187,790,740	331,325,521
Growth Strategy Fund	Opened	—	—	165,087,223	360,337,779
	Closed	—	—	115,725,657	218,713,226
Equity Growth Strategy Fund	Opened	—	—	83,805,342	157,533,397
	Closed	—	—	62,005,938	100,553,924

Swap Agreements
The Target Portfolio Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying only the net amount of the two payments). When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations to pay or rights to receive payments of another party
(i.e., an exchange of floating rate payments for fixed rate payments).

The Target Portfolio Funds may enter into several different types of swap agreements including credit default, interest rate, total return swaps and currency swaps. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner)
from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed or variable payment per period for a payment that is not fixed. Equity swaps are a counterparty agreement where two parties exchange two sets of cash flows on predetermined dates for an agreed upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a pre-
defined spread. Index swap agreements are a counterparty agreement intended to expose cash to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Currency swaps are a counterparty agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned.

The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date, or for return enhancement. Under most swap agreements entered into by a Fund, the parties' obligations are determined on a "net basis".
The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated.

Notes to Financial Statements 235

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt.

Total Return Swaps
The Target Portfolio Funds may enter into index swap agreements to expose cash to markets or to effect investment transactions.
Index swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments.

The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended October 31, 2015, the Funds entered into total return swaps primarily for the strategies listed below:

Funds	Strategies
Conservative Strategy Fund	Return enhancement and hedging
Moderate Strategy Fund	Return enhancement and hedging
Balanced Strategy Fund	Return enhancement and hedging
Growth Strategy Fund	Return enhancement and hedging
Equity Growth Strategy Fund	Return enhancement and hedging

The Funds’ period end total return swap contracts, as presented in the table following the Schedule of Investments, generally are indicative of the volume of their derivative activity during the period ended October 31, 2015.

		Total Return Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2015	April 30, 2015	July 31, 2015	October 31, 2015
Moderate Strategy Fund	$ —	$ —	$ —	$6,799,820
Balanced Strategy Fund	—	—	—	29,999,911
Growth Strategy Fund	—	—	—	56,400,458
Equity Growth Strategy Fund	—	—	—	23,099,673

Master Agreements
Certain Target Portfolio Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA
Master Agreements”) with counterparties that govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination and default include conditions that may entitle either party to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master
Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different ISDA Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

236 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

Disclosure about Offsetting Assets and Liabilities
Balance sheet disclosure is based on various netting agreements between brokers and counterparties, such as ISDA Master
Agreements, Master Repo Agreements and Master Forward Agreements. Certain Target Portfolio Funds utilized multiple counterparties. The quantitative disclosure begins with disaggregation of counterparties by legal entity and the roll up of the data to reflect a single counterparty in the table within the Funds’ financial statements. Net exposure represents the net receivable
(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Class Allocation
Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class R1, Class
R4, Class R5 and Class S. All share classes have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and the same terms and conditions. The separate classes of shares differ principally in the applicable sales charges, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Guarantees
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk
In the normal course of business, the Funds or Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform
(credit risk). Similar to credit risk, the Funds or Underlying Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds or Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Funds' or Underlying Funds' financial statements (the “Assets”).
The Assets consist principally of cash due from counterparties and investments. The extent of the Funds' or Underlying Funds'
exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the
Funds' or Underlying Funds' Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by an Underlying Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose an Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held. This could cause an Underlying Fund to underperform other types of investments.
3. Investment Transactions

Securities
During the period ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments, options and futures) were as follows:

Notes to Financial Statements 237

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

	Purchases	Sales
Conservative Strategy Fund	$190,175,167	$276,013,513
Moderate Strategy Fund	248,373,588	373,549,202
Balanced Strategy Fund	1,142,431,263	1,598,624,863
Growth Strategy Fund	816,354,843	1,098,365,478
Equity Growth Strategy Fund	401,732,815	509,389,570
2020 Strategy Fund	25,794,305	65,291,689
2025 Strategy Fund	18,392,792	19,772,061
2030 Strategy Fund	34,058,581	67,293,113
2035 Strategy Fund	12,461,195	13,218,734
2040 Strategy Fund	20,747,434	54,710,714
2045 Strategy Fund	5,652,263	5,875,050
2050 Strategy Fund	6,120,662	8,364,431
2055 Strategy Fund	2,391,207	962,972
In Retirement Fund	28,574,166	21,931,549

4. Related Party Transactions, Fees and Expenses

Adviser, Administrator, Transfer and Dividend Disbursing Agent
RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund and managing each Fund's overall exposure. RFSC is the Funds’ administrator and transfer and dividend disbursing agent and among other services, with the assistance of RIMCo and Frank Russell Company
("FRC"), provides the Funds with office space, equipment and personnel necessary to operate and administrate the Funds' business and to supervise the provision of services by certain third parties. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of FRC (which, effective December 2, 2014, is an indirect subsidiary of London Stock Exchange Group plc ("LSEG")).

RIMCo has advised the Funds that, on October 8, 2015, Emerald Acquisition Limited, a company incorporated under the laws of England and Wales (“Buyer”), entered into an agreement with FRC and LSEG through which Buyer will acquire FRC’s asset management business (“Russell Investments”), including RIMCo, from LSEG (the “Transaction”). Buyer is a newly formed acquisition vehicle through which private equity funds affiliated with TA Associates will acquire a majority ownership interest and private equity funds affiliated with Reverence Capital Partners (“RCP”) will acquire a significant minority ownership interest in
Russell Investments. RIMCo expects that the Transaction will be consummated in the first half of 2016, subject to regulatory and other approvals and confirmations, and other conditions being satisfied.

The Target Portfolio Funds are permitted to invest their cash (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund, an unregistered Fund advised by RIMCo. As of October
31, 2015, the Funds had invested $118,925,731 in the Russell U.S. Cash Management Fund.

Target Portfolio Funds
With respect to the Target Portfolio Funds, the advisory fee of 0.20% and administrative fee of up to 0.05% are based upon the average daily net assets of the Funds and are payable monthly. The following shows the total amount of each of these fees paid by the Funds for the period ended October 31, 2015:

	Advisory	Administrative
Conservative Strategy Fund	$975,877	$207,375
Moderate Strategy Fund	1,560,831	331,677
Balanced Strategy Fund	6,640,929	1,411,197
Growth Strategy Fund	4,208,782	894,366
Equity Growth Strategy Fund	1,730,130	367,652

238 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. The following shows the total amount of this fee paid by the Funds for the period ended October 31, 2015:

Amount
Conservative Strategy Fund	$975,877
Moderate Strategy Fund	1,560,831
Balanced Strategy Fund	6,640,929
Growth Strategy Fund	4,208,782
Equity Growth Strategy Fund	1,730,130

Target Date Funds
For the 2020 Strategy, 2025 Strategy, 2030 Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy, 2050 Strategy, 2055 Strategy and
In Retirement Funds, effective October 1, 2010, RIMCo agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne directly by the Funds.

Waivers and Reimbursements

Target Portfolio Funds
Until February 29, 2016, RIMCo has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then reimburse each Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct Fund-level operating expenses do not include transfer agency fees,
Rule 12b-1 distribution fees, shareholder servicing fees, extraordinary expenses or the expenses of other investment companies which the Funds invest which are borne indirectly by the Funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

For the Conservative Strategy Fund, RFSC has contractually agreed, until February 29, 2016, to waive 0.15% of its transfer agency fees for Class R1, R4 and R5 Shares. This waiver may not be terminated during the relevant period except with Board approval.

For the Conservative Strategy Fund, RFSC has contractually agreed, until February 29, 2016, to waive 0.02% of its transfer agency fees for Class A, C, E and S Shares. This waiver may not be terminated during the relevant period except with Board approval.

For the Moderate Strategy Fund, RFSC has contractually agreed, until February 29, 2016, to waive 0.08% of its transfer agency fees for Class A, C, R1, R4 and R5 Shares. This waiver may not be terminated during the relevant period except with Board approval.

For the Balanced Strategy Fund, RFSC has contractually agreed, until February 29, 2016, to waive 0.06% of its transfer agency fees for Class R1, R4 and R5 Shares. This waiver may not be terminated during the relevant period except with Board approval.

For the Balanced Strategy Fund, RFSC has contractually agreed, until February 29, 2016, to waive 0.13% of its transfer agency fees for Class A and C Shares. This waiver may not be terminated during the relevant period except with Board approval.

For the Growth Strategy Fund, RFSC has contractually agreed, until February 29, 2016, to waive 0.05% of its transfer agency fees for Class R1, R4 and R5 Shares. This waiver may not be terminated during the relevant period except with Board approval.

For the Equity Growth Strategy Fund, RFSC has contractually agreed, until February 29, 2016, to waive 0.08% of its transfer agency fees for Class R1, R4 and R5 Shares. This waiver may not be terminated during the relevant period except with Board approval.

As of October 31, 2015, RIMCo and RFSC waived the following expenses:

	RIMCo Waiver	RFSC Waiver	Total
Conservative Strategy Fund	$888,781	$195,317	$1,084,098
Moderate Strategy Fund	1,292,408	429,966	1,722,374
Balanced Strategy Fund	4,870,877	2,556,033	7,426,910
Growth Strategy Fund	3,216,866	404,802	3,621,668
Equity Growth Strategy Fund	1,376,598	190,100	1,566,698

Notes to Financial Statements 239

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

Distributor and Shareholder Servicing
Russell Financial Services, Inc. (the “Distributor”), a wholly owned subsidiary of RIMCo, is the distributor for the Investment
Company, pursuant to a distribution agreement with the Investment Company.

The Investment Company has distribution plans pursuant to Rule 12b-1 (the “Plans”) under the Investment Company Act. Under the Plans, the Investment Company is authorized to make payments to the Distributor or any selling agents, as defined in the Plans, for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A,
Class C and Class R5 Shares subject to the Plans. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class A or Class R5 Shares or 0.75% of the average daily net assets of a Fund’s Class C Shares on an annual basis.

Under the Plan for Class R4 and Class R5 Shares, the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class R4 and Class R5 Shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a
Fund’s Class R4 and Class R5 Shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan under which the Funds may make payments to the
Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’
clients who beneficially own Class C and Class E Shares of the Funds. The shareholder servicing payments shall not exceed 0.25%
of the average daily net assets of a Fund’s Class C and Class E Shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C, Class E, Class R4 and Class R5 Shares of the Funds may not exceed
7.25%, 6.25%, 6.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each class of shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C, Class E, Class R4 or Class R5 Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

For the period ended October 31, 2015, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares
Moderate Strategy Fund	$11,547
Balanced Strategy Fund	37,356
Growth Strategy Fund	2,040
Equity Growth Strategy Fund	44

For the period ended October 31, 2015, the sales commissions paid to the selling agents for the sale of Class A Shares were as follows:

	Aggregate	Class A Front-End
	Front-End	Sales Charges
	Sales Charges	Retained by
	on Class A Shares	Distributor
Conservative Strategy Fund	$191,719	$33,419
Moderate Strategy Fund	349,070	61,078
Balanced Strategy Fund	1,825,200	310,937
Growth Strategy Fund	1,615,618	261,756
Equity Growth Strategy Fund	460,979	75,175
2030 Strategy Fund	218	28
2040 Strategy Fund	91	10

Accrued Fees Payable to Affiliates
Accrued fees payable to affiliates for the period ended October 31, 2015, were as follows:

	Conservative	Moderate Strategy	Balanced Strategy
	Strategy Fund	Fund	Fund
Advisory fees	$—	$14,095	$132,586
Administration fees	15,748	25,133	106,609
Distribution fees	147,283	217,047	904,161
Shareholder servicing fees	51,498	71,331	292,135
Transfer agent fees	60,711	81,624	261,817
Trustee fees	1,622	2,731	10,888

240 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

	Conservative	Moderate Strategy	Balanced Strategy
	Strategy Fund	Fund	Fund
	$276,862	$411,961	$1,708,196

	Growth Strategy	Equity Growth	2020 Strategy
	Fund	Strategy Fund	Fund
Advisory fees	$73,787	$11,850	$—
Administration fees	67,513	27,817	—
Distribution fees	564,894	226,698	3,572
Shareholder servicing fees	179,463	75,618	5,942
Transfer agent fees	306,828	124,285	—
Trustee fees	7,117	3,003	—
	$1,199,602	$469,271	$9,514

	2025 Strategy	2030 Strategy	2035 Strategy
	Fund	Fund	Fund
Distribution fees	$1,555	$4,415	$1,345
Shareholder servicing fees	3,180	6,867	2,983
	$4,735	$11,282	$4,328

	2040 Strategy	2045 Strategy	2045 Strategy
	Fund	Fund	Fund
Distribution fees	$2,808	$711	$702
Shareholder servicing fees	4,252	1,560	1,203
	$7,060	$2,271	$1,905

	2055 Strategy
	Fund	In Retirement Fund
Distribution fees	$168	$1,642
Shareholder servicing fees	567	3,482
	$735	$5,124

Board of Trustees
The Russell Fund Complex consists of RIC, which has 41 funds and Russell Investment Funds ("RIF"), which has 9 funds. Each of the Trustees is a Trustee of RIC and RIF. During the period, the Funds paid each of their independent Trustees a retainer of $102,000 per year (prior to January 1, 2015, $96,000); and each Trustee $7,000 for each regularly scheduled meeting attended in person and $3,500 for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting,
Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board attended in person. Each Trustee receives $1,000 for attendance of telephonic board meetings, except for telephonic board meetings called pursuant to RIC and RIF’s Security Valuation and Pricing Procedures; and $500 for attendance of telephonic Committee meetings. Each independent Trustee is also paid $200 per hour for time spent for formal deposition preparation and in depositions related to the McClure litigation (see note 8). The Audit Committee Chair and Investment Committee
Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $12,000 per year. The chairman of the Board receives additional annual compensation of $85,000. Ms. Cavanaugh and the Trustee Emeritus
are not compensated by the Russell Fund Complex for service as a Trustee. Trustees’ out of pocket expenses are also paid by the
Russell Fund Complex.

Transactions with Affiliated Companies (amounts in thousands)
An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control with. Transactions during the period ended October 31, 2015 with Underlying
Funds which are, or were, an affiliated company are as follows:

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
Conservative Strategy Fund
Russell Commodity Strategies Fund	$—	$1,134	$10,834	$(2,928)	$—	$—
Russell Global Infrastructure Fund	17,176	4,102	4,689	(43)	937	770
Russell Global Real Estate Securities Fund	17,266	15,392	4,032	112	349	316
Russell Multi-Strategy Alternative Fund	—	552	11,087	(270)	306	—

Notes to Financial Statements 241

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
Russell U.S. Core Equity Fund	—	2,278	7,334	7,165	381	1,523
Russell U.S. Defensive Equity Fund	6,538	884	7,631	6,081	193	—
Russell U.S. Dynamic Equity Fund	6,566	2,167	5,444	(76)	637	900
Russell U.S. Small Cap Equity Fund	—	1,084	11,576	69	122	631
Select U.S. Equity Fund	8,731	10,449	1,575	(27)	76	—
Russell Global Opportunistic Credit Fund	8,687	1,505	13,188	(463)	866	120
Russell Investment Grade Bond Fund	43,326	3,186	27,193	791	1,606	471
Russell Short Duration Bond Fund	99,896	5,148	41,429	(279)	2,265	374
Russell Strategic Bond Fund	99,679	8,117	57,760	1,398	4,396	1,106
Russell Emerging Markets Fund	8,596	2,142	2,630	(350)	197	123
Russell Global Equity Fund	—	1,585	13,975	9,365	592	745
Russell International Developed Markets Fund	—	928	12,566	7,616	356	—
Select International Equity Fund	8,664	10,614	1,217	(56)	—	—
Russell Multi-Strategy Income Fund	100,016	118,908	14,240	(491)	1,620	—
Russell U.S. Cash Management Fund	8,872	15,068	6,196	—	5	—
	$434,013	$205,243	$254,596	$27,614	$14,904	$7,079
Moderate Strategy Fund
Russell Commodity Strategies Fund	$9,919	$2,789	$8,750	$(2,414)	$—	$—
Russell Global Infrastructure Fund	20,886	3,705	17,703	1,696	1,678	1,578
Russell Global Real Estate Securities Fund	7,000	1,452	5,344	5,826	420	815
Russell U.S. Core Equity Fund	—	6,075	25,471	20,215	908	4,917
Russell U.S. Defensive Equity Fund	28,304	984	7,014	5,772	494	—
Russell U.S. Dynamic Equity Fund	21,241	7,342	5,540	(61)	1,307	1,812
Russell U.S. Small Cap Equity Fund	27,652	3,052	7,640	21	392	2,029
Select U.S. Equity Fund	31,839	53,420	21,222	(83)	338	—
Russell Global Opportunistic Credit Fund	90,947	73,833	12,559	(775)	2,976	194
Russell Investment Grade Bond Fund	111,597	5,163	42,398	1,191	3,670	1,050
Russell Strategic Bond Fund	222,767	29,490	78,269	925	8,729	2,029
Russell Emerging Markets Fund	27,217	3,884	4,187	(346)	633	396
Russell Global Equity Fund	42,233	4,050	9,189	3,149	1,435	1,807
Russell International Developed Markets Fund	—	2,453	42,550	19,171	1,150	—
Russell Multi-Strategy Alternative Fund	—	846	26,126	(546)	741	—
Select International Equity Fund	41,652	49,836	5,727	119	—	—
Russell U.S. Cash Management Fund	13,188	30,605	17,417	—	7	—
	$696,442	$278,979	$337,106	$53,860	$24,878	$16,627
Balanced Strategy Fund
Russell Commodity Strategies Fund	$63,902	$48,856	$31,567	$(4,980)	$—	$—
Russell Global Infrastructure Fund	118,176	13,620	38,840	310	7,309	6,311
Russell Global Real Estate Securities Fund	29,788	4,337	14,207	12,849	1,484	2,587
Russell Multi-Strategy Alternative Fund	—	3,121	108,830	(2,343)	3,121	—
Russell U.S. Core Equity Fund	—	39,556	218,993	88,016	6,167	33,389
Russell U.S. Defensive Equity Fund	211,423	9,633	46,146	6,472	3,510	—
Russell U.S. Dynamic Equity Fund	212,054	37,198	55,584	(1,562)	15,406	21,551
Russell U.S. Small Cap Equity Fund	177,488	19,783	82,694	98	2,918	15,104
Select U.S. Equity Fund	234,357	337,088	99,560	(789)	2,434	—
Russell Global Opportunistic Credit Fund	266,655	186,892	45,117	(3,001)	11,771	815
Russell Strategic Bond Fund	820,265	53,992	202,131	2,898	30,706	7,261
Russell International Developed Markets Fund	—	8,018	401,571	5,338	7,790	—
Russell Emerging Markets Fund	168,590	8,579	44,480	(4,194)	4,482	2,802
Russell Global Equity Fund	301,305	23,303	67,242	8,740	10,153	12,788
Select International Equity Fund	296,878	348,455	33,695	116	—	—
Russell U.S. Cash Management Fund	50,457	166,157	115,702	—	31	—
	$2,951,338	$1,308,588	$1,606,359	$107,968	$107,282	$102,608
Growth Strategy Fund
Russell Commodity Strategies Fund	$54,010	$19,752	$27,050	$(4,573)	$—	$—
Russell Global Infrastructure Fund	93,545	10,783	29,418	356	5,736	4,932
Russell Global Real Estate Securities Fund	56,730	21,531	12,220	1,497	1,986	2,475

242 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
Russell Multi-Strategy Alternative Fund	—	2,657	92,523	(2,058)	2,651	—
Russell U.S. Core Equity Fund	—	28,421	158,757	62,551	4,431	23,990
Russell U.S. Defensive Equity Fund	153,146	17,564	35,633	3,539	2,501	—
Russell U.S. Dynamic Equity Fund	153,412	27,073	39,891	1,431	11,239	15,731
Russell U.S. Small Cap Equity Fund	168,431	14,878	42,166	1,485	2,397	12,405
Select U.S. Equity Fund	210,585	284,862	71,331	(706)	2,165	—
Russell Global Opportunistic Credit Fund	94,007	7,100	39,869	(1,987)	6,273	778
Russell Strategic Bond Fund	223,346	57,525	53,030	1,005	7,474	1,646
Russell Emerging Markets Fund	161,755	12,336	13,136	618	3,726	2,329
Russell Global Equity Fund	228,866	19,109	65,679	19,968	8,429	10,616
Russell International Developed Markets Fund	—	5,938	302,328	4,801	5,878	—
Select International Equity Fund	244,750	286,826	27,331	76	—	—
Russell U.S. Cash Management Fund	33,266	112,216	78,950	—	20	—
	$1,875,849	$928,571	$1,089,312	$88,003	$64,906	$74,902
Equity Growth Strategy Fund
Russell Commodity Strategies Fund	$22,224	$18,567	$11,799	$(1,309)	$—	$—
Russell Global Infrastructure Fund	38,384	5,430	12,407	760	2,357	2,023
Russell Global Real Estate Securities Fund	23,316	12,045	5,018	1,348	780	899
Russell U.S. Core Equity Fund	—	12,942	72,207	28,419	2,011	10,888
Russell Multi-Strategy Alternative Fund	—	1,443	47,333	(1,112)	1,354	—
Russell U.S. Defensive Equity Fund	70,935	24,920	15,893	4,360	1,101	—
Russell U.S. Dynamic Equity Fund	71,117	17,900	30,862	2,166	5,717	8,034
Russell U.S. Small Cap Equity Fund	84,328	19,001	22,793	1,097	1,089	5,636
Select U.S. Equity Fund	78,843	111,722	31,654	(53)	811	—
Russell Global Opportunistic Credit Fund	69,276	17,093	15,481	(1,010)	3,987	423
Russell Emerging Markets Fund	83,306	18,537	9,229	349	1,730	1,082
Russell Global Equity Fund	117,891	20,335	26,310	6,024	3,710	4,673
Russell International Developed Markets Fund	—	2,978	171,034	(15,749)	2,968	—
Select International Equity Fund	100,646	118,820	12,110	(30)	—	—
Russell U.S. Cash Management Fund	13,143	47,460	34,317	—	8	—
	$773,409	$449,193	$518,447	$25,260	$27,623	$33,658
2020 Strategy Fund
Russell Commodity Strategies Fund	$1,677	$1,401	$1,259	$(156)	$—	$—
Russell Global Infrastructure Fund	1,442	634	1,392	(88)	97	84
Russell Global Real Estate Securities Fund	1,442	605	972	422	67	102
Russell U.S. Defensive Equity Fund	1,871	532	951	790	36	—
Russell U.S. Dynamic Equity Fund	1,288	679	1,234	154	120	169
Russell U.S. Small Cap Equity Fund	2,072	863	1,441	700	37	193
Select U.S. Equity Fund	9,107	2,997	8,909	475	158	4
Russell Global Opportunistic Credit Fund	3,044	2,016	2,409	(170)	210	25
Russell Investment Grade Bond Fund	10,104	2,690	7,851	165	351	97
Russell Short Duration Bond Fund	4,720	1,994	3,529	(38)	107	16
Russell Strategic Bond Fund	23,584	6,510	16,940	1,734	996	239
Russell Emerging Markets Fund	1,766	1,010	2,334	66	66	41
Russell Global Equity Fund	3,630	1,383	3,797	1,501	158	199
Select International Equity Fund	6,747	2,480	7,099	(380)	67	—
	$72,494	$25,794	$60,117	$5,175	$2,470	$1,169
2025 Strategy Fund
Russell Commodity Strategies Fund	$780	$712	$398	$(64)	$—	$—
Russell Global Infrastructure Fund	685	402	422	(33)	37	31
Russell Global Real Estate Securities Fund	683	747	770	13	27	37
Russell U.S. Defensive Equity Fund	854	383	427	71	14	—
Russell U.S. Dynamic Equity Fund	781	488	506	14	57	79
Russell U.S. Small Cap Equity Fund	1,302	759	856	15	18	94
Select U.S. Equity Fund	4,922	2,346	3,056	86	75	1
Russell Global Opportunistic Credit Fund	1,284	1,032	701	(54)	74	8
Russell Investment Grade Bond Fund	3,932	2,129	2,220	(10)	112	29

Notes to Financial Statements 243

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
Russell Short Duration Bond Fund	398	580	180	(1)	5	—
Russell Strategic Bond Fund	9,170	5,033	5,164	(19)	316	71
Russell Emerging Markets Fund	1,113	786	1,011	(89)	31	19
Russell Global Equity Fund	2,106	1,073	1,519	284	70	89
Select International Equity Fund	3,763	1,923	2,478	(149)	29	—
	$31,773	$18,393	$19,708	$64	$865	$458
2030 Strategy Fund
Russell Commodity Strategies Fund	$2,387	$2,238	$1,505	$(238)	$—	$—
Russell Global Infrastructure Fund	1,943	735	1,452	(102)	124	105
Russell Global Real Estate Securities Fund	1,926	660	1,025	425	86	127
Russell U.S. Defensive Equity Fund	2,463	556	1,029	754	46	—
Russell U.S. Dynamic Equity Fund	2,872	1,300	2,130	228	245	343
Russell U.S. Small Cap Equity Fund	4,983	1,844	3,060	798	80	416
Select U.S. Equity Fund	16,392	4,420	12,422	561	276	6
Russell Global Opportunistic Credit Fund	3,020	2,444	2,171	(164)	196	22
Russell Investment Grade Bond Fund	5,164	3,355	3,654	(3)	146	35
Russell Strategic Bond Fund	20,659	8,389	15,218	206	810	187
Russell Emerging Markets Fund	4,305	1,893	4,458	(464)	139	87
Russell Global Equity Fund	7,535	2,384	5,988	1,748	295	372
Select International Equity Fund	12,691	3,841	10,012	(580)	115	—
	$86,340	$34,059	$64,124	$3,169	$2,558	$1,700
2035 Strategy Fund
Russell Commodity Strategies Fund	$793	$762	$414	$(75)	$—	$—
Russell Global Infrastructure Fund	665	313	337	(25)	36	30
Russell Global Real Estate Securities Fund	662	314	349	9	26	37
Russell U.S. Defensive Equity Fund	750	265	302	51	12	—
Russell U.S. Dynamic Equity Fund	1,081	549	571	14	77	107
Russell U.S. Small Cap Equity Fund	1,868	839	932	5	25	128
Select U.S. Equity Fund	5,808	2,176	3,004	81	87	2
Russell Global Opportunistic Credit Fund	596	679	283	(21)	31	3
Russell Strategic Bond Fund	4,008	2,804	2,054	(14)	121	24
Russell Emerging Markets Fund	1,690	1,027	1,306	(156)	44	28
Russell Global Equity Fund	2,657	1,048	1,569	179	87	109
Select International Equity Fund	4,455	1,685	2,183	(133)	33	—
	$25,033	$12,461	$13,304	$(85)	$579	$468
2040 Strategy Fund
Russell Commodity Strategies Fund	$2,268	$2,249	$1,990	$(303)	$—	$—
Russell Global Infrastructure Fund	1,943	757	1,681	(123)	132	115
Russell Global Real Estate Securities Fund	1,933	752	1,248	487	91	138
Russell U.S. Defensive Equity Fund	1,942	424	888	754	38	—
Russell U.S. Dynamic Equity Fund	3,241	1,372	2,495	291	295	415
Russell U.S. Small Cap Equity Fund	5,518	1,960	4,006	591	95	491
Select U.S. Equity Fund	16,999	4,144	13,837	703	295	7
Russell Strategic Bond Fund	4,532	1,989	4,210	195	196	48
Russell Emerging Markets Fund	5,143	2,190	5,445	(632)	171	107
Russell Global Equity Fund	8,418	2,114	5,697	1,596	358	450
Select International Equity Fund	12,767	2,796	10,177	(522)	125	—
	$64,704	$20,747	$51,674	$3,037	$1,796	$1,771
2045 Strategy Fund
Russell Commodity Strategies Fund	$452	$446	$246	$(56)	$—	$—
Russell Global Infrastructure Fund	384	189	178	(16)	21	17
Russell Global Real Estate Securities Fund	384	187	191	(1)	15	20
Russell U.S. Defensive Equity Fund	386	127	147	21	6	—
Russell U.S. Dynamic Equity Fund	648	309	278	4	43	60
Russell U.S. Small Cap Equity Fund	1,101	535	519	(6)	14	71
Select U.S. Equity Fund	3,386	1,201	1,466	35	53	1

244 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
Russell Strategic Bond Fund	898	470	491	(2)	32	7
Russell Emerging Markets Fund	1,020	633	707	(102)	25	16
Russell Global Equity Fund	1,672	603	739	11	52	65
Select International Equity Fund	2,526	952	1,093	(68)	18	—
	$12,857	$5,652	$6,055	$(180)	$279	$257
2050 Strategy Fund
Russell Commodity Strategies Fund	$435	$482	$353	$(64)	$—	$—
Russell Global Infrastructure Fund	370	211	267	(20)	20	17
Russell Global Real Estate Securities Fund	369	212	244	29	15	21
Russell U.S. Defensive Equity Fund	371	146	189	59	6	—
Russell U.S. Dynamic Equity Fund	623	327	376	21	44	61
Russell U.S. Small Cap Equity Fund	1,060	557	694	2	14	73
Select U.S. Equity Fund	3,256	1,309	2,084	48	50	1
Russell Strategic Bond Fund	864	598	746	28	32	7
Russell Emerging Markets Fund	981	671	921	(104)	25	16
Russell Global Equity Fund	1,608	639	937	114	53	66
Select International Equity Fund	2,431	969	1,532	(92)	19	—
	$12,368	$6,121	$8,343	$21	$278	$262
2055 Strategy Fund
Russell Commodity Strategies Fund	$145	$135	$30	$(3)	$—	$—
Russell Global Infrastructure Fund	124	75	27	(2)	5	4
Russell Global Real Estate Securities Fund	124	75	33	(1)	3	4
Russell U.S. Defensive Equity Fund	125	63	28	—	1	—
Russell U.S. Dynamic Equity Fund	209	128	51	—	9	12
Russell U.S. Small Cap Equity Fund	354	214	86	(2)	3	15
Select U.S. Equity Fund	1,092	576	258	(1)	13	—
Russell Strategic Bond Fund	289	168	71	—	7	1
Russell Emerging Markets Fund	329	243	122	(8)	5	3
Russell Global Equity Fund	539	282	125	(3)	11	14
Select International Equity Fund	815	432	160	(8)	4	—
	$4,145	$2,391	$991	$(28)	$61	$53
In Retirement Fund
Russell Commodity Strategies Fund	$843	$976	$401	$(62)	$—	$—
Russell Global Infrastructure Fund	766	650	444	(28)	31	21
Russell Global Real Estate Securities Fund	765	444	360	88	25	26
Russell U.S. Defensive Equity Fund	956	458	395	186	15	—
Russell U.S. Dynamic Equity Fund	458	365	261	26	20	27
Russell U.S. Small Cap Equity Fund	691	392	317	96	5	29
Select U.S. Equity Fund	3,667	2,746	2,169	82	51	1
Russell Global Opportunistic Credit Fund	1,682	1,671	925	(66)	85	7
Russell Investment Grade Bond Fund	6,410	4,717	3,398	51	149	30
Russell Short Duration Bond Fund	4,469	3,345	2,404	(10)	76	8
Russell Strategic Bond Fund	13,597	9,356	6,821	474	379	68
Russell Emerging Markets Fund	602	567	570	(26)	11	7
Russell Global Equity Fund	1,263	742	865	301	25	31
Select International Equity Fund	2,680	2,145	1,563	(73)	12	—
	$38,849	$28,574	$20,893	$1,039	$884	$255

Notes to Financial Statements 245

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

5. Federal Income Taxes
At October 31, 2015, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

			No Expiration

	10/31/2018	10/31/2019	Short Term	Long-Term	Totals
Growth Strategy Fund	$—	$9,811,508	$—	$—	$9,811,508
Equity Growth Strategy Fund	101,878,588	19,352,964	—	—	121,231,552

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2015, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:
	Conservative Strategy		Moderate Strategy		Balanced Strategy
	Fund		Fund		Fund
Cost of Investments	$421,489,588		$662,783,827		$2,783,997,262
Unrealized Appreciation	$18,696,059		$48,150,965		$237,096,801
Unrealized Depreciation		(6,172,552)	(14,493,149)		(69,756,035)
Net Unrealized Appreciation (Depreciation)	$12,523,507		$33,657,816		$167,340,766
Undistributed Ordinary Income	$239,627		$—		$956,401
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$33,708,096		$68,690,162		$209,400,797
Tax Composition of Distributions
Ordinary Income	$12,295,356		$19,050,465		$83,801,839
Long-Term Capital Gains	$10,521,858		$8,835,226		$—

			Equity Growth
	Growth Strategy Fund		Strategy Fund		2020 Strategy Fund
Cost of Investments	$1,795,354,085		$741,155,407		$63,861,226
Unrealized Appreciation	$146,940,862		$57,966,799		$10,321,656
Unrealized Depreciation	(66,446,031)		(25,712,784)		(1,688,784)
Net Unrealized Appreciation (Depreciation)	$80,494,831		$32,254,015		$8,632,872
Undistributed Ordinary Income	$—		$—		$117,483
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(9,811,508	) $	(121,231,552	) $	6,097,225
Tax Composition of Distributions
Ordinary Income	$46,059,396		$19,811,503		$2,416,562
Long-Term Capital Gains	$—		$—		$28,352,913
Distributions in Excess	$4,008,949		$1,268,903		$—

246 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund
Cost of Investments	$29,317,020	$77,108,568	$23,126,694
Unrealized Appreciation	$2,943,972	$11,300,325	$2,458,163
Unrealized Depreciation	(488,011)	(2,068,725)	(551,521)
Net Unrealized Appreciation (Depreciation)	$2,455,961	$9,231,600	$1,906,642
Undistributed Ordinary Income	$67,380	$69,221	$70,267
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$757,383	$5,198,422	$628,717
Tax Composition of Distributions
Ordinary Income	$889,789	$2,386,385	$579,160
Long-Term Capital Gains	$6,713,955	$33,537,800	$5,650,438

	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund
Cost of Investments	$56,459,334	$11,774,477	$10,796,224
Unrealized Appreciation	$10,139,423	$1,380,051	$1,826,688
Unrealized Depreciation	(1,894,476)	(297,244)	(254,486)
Net Unrealized Appreciation (Depreciation)	$8,244,947	$1,082,807	$1,572,202
Undistributed Ordinary Income	$223,194	$11,218	$46,311
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$5,188,526	$228,070	$427,557
Tax Composition of Distributions
Ordinary Income	$1,681,217	$305,937	$319,070
Long-Term Capital Gains	$31,760,351	$2,946,051	$4,400,203

	2055 Strategy Fund	In Retirement Fund
Cost of Investments	$4,090,719	$34,911,716
Unrealized Appreciation	$125,689	$4,596,951
Unrealized Depreciation	(71,543)	(659,797)
Net Unrealized Appreciation (Depreciation)	$54,146	$3,937,154
Undistributed Ordinary Income	$4,385	$39,771
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$51,833	$1,348,076
Tax Composition of Distributions
Ordinary Income	$53,340	$826,882
Long-Term Capital Gains	$284,873	$7,281,031

As permitted by tax regulations, the Funds intend to defer a late year ordinary loss incurred from January 1, 2015 to October 31,
2015 and treat it as arising in the fiscal year 2016. As of October 31, 2015, the Funds had deferred ordinary losses as follows:
Equity Growth Strategy Fund	$ 9,307

Notes to Financial Statements 247

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

6. Record Ownership
As of October 31, 2015, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders	%
Conservative Strategy Fund	3	57.4
Moderate Strategy Fund	2	51.8
Balanced Strategy Fund	3	59.9
Growth Strategy Fund	3	62.3
Equity Growth Strategy Fund	3	53.9
2020 Strategy Fund	4	55.4
2025 Strategy Fund	3	52.9
2030 Strategy Fund	4	55.4
2035 Strategy Fund	3	51.9
2040 Strategy Fund	4	55.1
2045 Strategy Fund	3	46.3
2050 Strategy Fund	4	50.5
2055 Strategy Fund	3	56.7
In Retirement Fund	3	50.6

7. Pending Legal Proceedings
On October 17, 2013, Fred McClure filed a derivative lawsuit against RIMCo on behalf of ten RIC funds: the Russell Commodity
Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell Global Infrastructure Fund, Russell Global
Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell Multi-Strategy Alternative Fund, Russell
Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the Investment
Company Act, as amended, for the funds’ alleged payment of excessive investment management fees to RIMCo. On December 8,
2014, Fred McClure filed a second derivative lawsuit in the United States District Court for the District of Massachusetts. This
second suit involves the same ten funds, and the allegations are similar, although the second suit adds a claim alleging that RFSC charged the funds excessive administrative fees under Section 36(b). The plaintiff seeks recovery of the amount of the allegedly excessive compensation or payments received from these ten funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid, for a period commencing one year prior to the filing of the lawsuit through the date of the trial. RIMCo is defending the actions.
8. Reorganization
As of the close of business on February 20, 2015, the In Retirement Fund acquired all the net assets of the 2015 Strategy Fund, an open-end investment company, pursuant to a plan of reorganization approved by the Board. The purpose of the transaction was to combine two funds managed by RIMCo with identical investment objectives and similar investment strategies. The acquisition was accomplished by a tax-free exchange of 2,359,139 shares of the In Retirement Fund, valued at $18,239,524, for 2,127,903 shares of the 2015 Strategy Fund outstanding as of the close of business on February 20, 2015. The investment portfolio of the
2015 Strategy Fund, with a fair value of $18,242,224 and identified cost of $16,155,694 as at the close of business on February
20, 2015, was the principal asset acquired by the In Retirement Fund. For financial reporting purposes, assets received and shares issued by the In Retirement Fund were recorded at fair value; however, the cost basis of the investments received from the 2015
Strategy Fund was carried forward to align ongoing reporting of the In Retirement Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the In Retirement
Fund were $32,823,587.

Assuming the acquisition had been completed on November 1, 2014, the beginning of the annual reporting period of the In
Retirement Fund, the In Retirement Fund’s pro forma results of operations for the year ended October 31, 2105, would have been as follows:

248 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2015

	2015 Strategy	In
	Fund as of close	Retirement
	of business	Fund as of	Pro Forma
(Amounts in thousands)	2/20/15	10/31/2015	10/31/2015
Net investment income	$595	$816	$1,411
Net gain (loss) on investments	559	1,294	1,853
Net change in unrealized appreciation/(depreciation)	(788)	(2,064)	(2,852)
Net increase (decrease) in net assets resulting in operations	$366	$46	$412

There were no material amounts of undistributed net investment income or undistributed realized gains transferred to the In
Retirement Fund that will be required to be distributed. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the
2015 Strategy Fund that have been included in the In Retirement Fund’s statement of operations since February 23, 2015.

9. Subsequent Events
Management has evaluated the events and/or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments to the financial statements or additional disclosure.

Notes to Financial Statements 249

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Russell Investment Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, Equity Growth
Strategy Fund, 2020 Strategy Fund, 2025 Strategy Fund, 2030 Strategy Fund, 2035 Strategy Fund, 2040 Strategy Fund, 2045
Strategy Fund, 2050 Strategy Fund, 2055 Strategy Fund and In Retirement Fund (fourteen of the portfolios constituting Russell
Investment Company LifePoints Funds, hereafter collectively referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the
United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with brokers and the transfer agent, provide a reasonable basis for our opinion.

Seattle, Washington
December 22, 2015

250 Report of Independent Registered Public Accounting Firm

Russell Investment Company
LifePoints® Funds

Tax Information— October 31, 2015 (Unaudited)

For the tax year ended October 31, 2015, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2015, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:
Conservative Strategy Fund	14.9%
Moderate Strategy Fund	28.9%
Balanced Strategy Fund	18.7%
Growth Strategy Fund	42.2%
Equity Growth Strategy Fund	43.5%
2020 Strategy Fund	13.2%
2025 Strategy Fund	16.6%
2030 Strategy Fund	22.9%
2035 Strategy Fund	28.9%
2040 Strategy Fund	33.0%
2045 Strategy Fund	37.7%
2050 Strategy Fund	32.9%
2055 Strategy Fund	38.2%
In Retirement Fund	9.6%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2015:
Conservative Strategy Fund	$10,521,858
Moderate Strategy Fund	8,835,226
2020 Strategy Fund	28,352,913
2025 Strategy Fund	6,713,955
2030 Strategy Fund	33,537,800
2035 Strategy Fund	5,650,438
2040 Strategy Fund	31,760,351
2045 Strategy Fund	2,946,051
2050 Strategy Fund	4,400,203
2055 Strategy Fund	284,873
In Retirement Fund	7,281,031

Please consult a tax adviser for any questions about federal or state income tax laws.

Tax Information 251

Russell Investment Company
LifePoints® Funds

Tax Information, continued — October 31, 2015 (Unaudited)

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended October 31, 2015. Pursuant to
Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

		Foreign Taxes	Foreign Source Income	Foreign Source
Fund Name	Foreign Taxes Paid	Paid Per Share		Income Per Share
Conservative Strategy Fund	$68,622	$0.0017	$880,320	$0.0215
Moderate Strategy Fund	157,548	0.0026	3,045,107	0.0503
Balanced Strategy Fund	1,705,417	0.0069	20,068,910	0.0813
Growth Strategy Fund	1,477,678	0.0091	17,196,929	0.1056
Equity Growth Strategy Fund	677,954	0.0094	7,811,920	0.1086
2020 Strategy Fund	28,658	0.0034	342,669	0.0402
2025 Strategy Fund	14,037	0.0037	159,470	0.0421
2030 Strategy Fund	24,489	0.0024	647,253	0.0640
2035 Strategy Fund	19,899	0.0069	230,920	0.0806
2040 Strategy Fund	58,757	0.0076	682,087	0.0884
2045 Strategy Fund	18,920	0.0125	188,757	0.1250
2050 Strategy Fund	11,201	0.0057	130,030	0.0665
2055 Strategy Fund	3,754	0.0100	43,579	0.1161
In Retirement Fund	11,427	0.0022	138,753	0.0271

252 Tax Information

Russell Investment Company
LifePoints® Funds

Shareholder Requests for Additional Information — October 31, 2015 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at
www.russell.com; (iii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iv) at the Securities and Exchange
Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Underlying Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the
P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’
Statement of Additional Information (“SAI”). The SAI and information regarding how the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2015 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; and (iii) on the Securities and Exchange Commission’s website at www.
sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

Financial statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

Shareholder Requests for Additional Information 253

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2015
(Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 41 funds, Russell Investment Funds (“RIF”), which has 9 funds. Each of the trustees is a trustee of RIC and RIF. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers.
Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies, and has been determined by the Board to be an audit committee financial expert; Ms.
Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office*	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INTERESTED TRUSTEE
# Sandra Cavanaugh,	President and Chief	Until successor	• President and CEO RIC and RIF	50	• Trustee,
Born May 10, 1954	Executive Officer	is chosen and	• Chairman of the Board, Co-President		Russell
1301 Second Avenue,	since 2010	qualified by	and CEO, Russell Financial Services,		Exchange
18th Floor, Seattle, WA	Trustee since 2010	Trustees	Inc. (“RFS”)		Traded Funds
98101		Appointed until	• Chairman of the Board, President		Trust
		successor is	and CEO, Russell Fund Services
		duly elected and	Company (“RFSC”)
		qualified	• Director, RIMCo
• Chairman of the Board, President and
CEO Russell Insurance Agency, Inc.
(“RIA”) (insurance agency)

*	Each Trustee is subject to mandatory retirement at age 72.
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore classified as an Interested Trustee.

254 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES
Thaddas L. Alston,	Trustee since 2006	Appointed until	Senior Vice President, Larco	50	• Until October
Born April 7, 1945		successor is	Investments, Ltd. (real estate firm)		2015, Trustee,
1301 Second Avenue,		duly elected and			Russell
18th Floor, Seattle, WA		qualified			Exchange
98101					Traded Funds
Trust

Disclosure of Information about Fund Trustees and Officers 255

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee
Kristianne Blake,	Trustee since 2000	Appointed until	• Director and Chairman of the Audit	50	• Director,
Born January 22, 1954	Chairman since 2005	successor is	Committee, Avista Corp (electric		Avista Corp
1301 Second Avenue,		duly elected and	utilities)		(electric
18th Floor, Seattle, WA		qualified	• Regent, University of Washington		utilities)
98101		Approved	• President, Kristianne Gates Blake,		• Until June
		annually	P.S. (accounting services)		30, 2014,
			• Until June 30, 2014, Director, Ecova		Director,
			(total energy and sustainability		Ecova (total
			management)		energy and
			• Until December 31, 2013, Trustee		sustainability
			and Chairman of the Operations		management)
			Committee, Principal Investors Funds		• Until
			and Principal Variable Contracts		December 31,
			Funds (investment company)		2013, Trustee,
			• From April 2004 through December		Principal
			2012, Director, Laird Norton Wealth		Investors
			Management and Laird Norton Tyee		Funds
			Trust (investment company)		(investment
company)
• Until
December 31,
2013, Trustee
Principal
Variable
Contracts
Funds
(investment
company)
• From April
2004 through
December
2012,
Director, Laird
Norton Wealth
Management
and Laird
Norton
Tyee Trust
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

*	Each Trustee is subject to mandatory retirement at age 72.

256 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister,	Trustee since 2012	Appointed until	• Retired	50	• Trustee and
Born June 26, 1951		successor is	• Trustee and Chairperson of Select		Chairperson of
1301 Second Avenue,		duly elected and	Sector SPDR Funds (investment		Select Sector
18th Floor, Seattle, WA		qualified	company)		SPDR Funds
98101			• Until December 31, 2014,		(investment
			Chairperson of Audit Committee,		company)
			Select Sector SPDR Funds		• Trustee, ALPS
			(investment company)		Series Trust
(investment
company)
• Until
December
31, 2014,
Chairperson
of Audit
Committee,
Select Sector
SPDR Funds
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

Daniel P. Connealy,	Trustee since 2003	Appointed until	• Retired	50	• Until October
Born June 6, 1946	Chairman of the	successor is	• June 2004 to June 2014, Senior Vice		2015, Trustee,
1301 Second Avenue,	Audit Committee	duly elected and	President and Chief Financial Officer,		Russell
18th Floor, Seattle, WA	since 2015	qualified	Waddell & Reed Financial, Inc.		Exchange
98101		Appointed until	(investment company)		Traded Funds
		successor is			Trust
duly elected and
qualified

Katherine W. Krysty,	Trustee since 2014	Appointed until	• Retired	50	• Until October
Born December 3, 1951		successor is	• January 2011 through March 2013,		2015, Trustee,
1301 Second Avenue		duly elected and	President Emerita, Laird Norton		Russell
18th Floor, Seattle, WA		qualified	Wealth Management (investment		Exchange
98101			company)		Traded Funds
Trust

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers 257

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison, Jr.,	Trustee since 2000	Appointed until	• Retired	50	• Until October
Born December 21, 1955	Chairman of	successor is	• From January 2008 to December		2015, Trustee,
1301 Second Avenue	the Nominating	duly elected and	2011, Vice Chairman of the Board,		Russell
18th Floor, Seattle, WA	and Governance	qualified	Simpson Investment Company (paper		Exchange
98101	Committee since	Appointed until	and forest products)		Traded Funds
	2007	successor is			Trust
duly elected and
qualified
Jack R. Thompson,	Trustee since 2005	Appointed until	• Retired	50	• Until October
Born March 21, 1949	Chairman of	successor is			2015, Trustee,
1301 Second Avenue,	the Investment	duly elected and			Russell
18th Floor, Seattle, WA	Committee since	qualified			Exchange
98101	2015	Appointed until			Traded Funds
		successor is			Trust
duly elected and
qualified

*	Each Trustee is subject to mandatory retirement at age 72.

258 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2015 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

TRUSTEE EMERITUS
George F. Russell, Jr.,	Trustee Emeritus and	Until resignation	• Director Emeritus, Frank Russell	50	None
Born July 3, 1932	Chairman Emeritus	or removal	Company (investment consultant to
1301 Second Avenue,	since 1999		institutional investors (“FRC”)) and
18th Floor, Seattle, WA			RIMCo
98101			• Chairman Emeritus, RIC and RIF;
Russell Implementation Services Inc.
(broker-dealer and investment adviser
(“RIS”)); Russell 20-20 Association
(non-profit corporation); and Russell
Trust Company (non-depository trust
company (“RTC”))
• Chairman, Sunshine Management
Services, LLC (investment adviser)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served

OFFICERS
Cheryl Wichers,	Chief Compliance	Until removed	• Chief Compliance Officer, RIC and RIF
Born December 16, 1966	Officer since 2005	by Independent	• Chief Compliance Officer, RFSC and U.S. One Inc.
1301 Second Avenue		Trustees	• 2005 to 2011 Chief Compliance Officer, RIMCo
18th Floor, Seattle, WA
98101

Sandra Cavanaugh,	President and Chief	Until successor	• CEO, U.S. Private Client Services, Russell Investments
Born May 10, 1954	Executive Officer	is chosen and	• President and CEO, RIC and RIF
1301 Second Avenue,	since 2010	qualified by	• Chairman of the Board, Co-President and CEO, RFS
18th Floor, Seattle, WA		Trustees	• Chairman of the Board, President and CEO, RFSC
98101			• Director, RIMCo
• Chairman of the Board, President and CEO, RIA

Mark E. Swanson,	Treasurer and Chief	Until successor	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
Born November 26, 1963	Accounting Officer	is chosen and	• Director, RIMCo, RFSC, Russell Trust Company (“RTC”) and RFS
1301 Second Avenue	since 1998	qualified by	• Global Head of Fund Services, Russell Investments
18th Floor, Seattle, WA		Trustees	• October 2011 to December 2013, Head of North America Operations
98101			Russell Investments
• May 2009 to October 2011, Global Head of Fund Operations, Russell
Investments

Disclosure of Information about Fund Trustees and Officers 259

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2015 (Unaudited)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served

OFFICERS (continued)
Jeffrey T. Hussey,	Chief Investment	Until removed by	• Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	• Chief Investment Officer, RIC and RIF
1301 Second Avenue,			• Chairman of the Board, President and CEO, RIMCo
18th Floor, Seattle WA			• Director, RTC, RIS and Russell Investments Delaware, Inc.
98101			• Board of Managers, Russell Institutional Funds Management, Inc.
• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell
Investments

Mary Beth R. Albaneze,	Secretary since 2010	Until successor	• Associate General Counsel, Russell Investments
Born April 25, 1969		is chosen and	• Secretary, RIMCo, RFSC and RFS
1301 Second Avenue,		qualified by	• Secretary and Chief Legal Officer, RIC and RIF
18th Floor, Seattle, WA		Trustees	• Assistant Secretary, RFS, RIA and U.S. One Inc.
98101

260 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
LifePoints® Funds

Adviser and Service Providers — October 31, 2015

Interested Trustees	Administrator and Transfer and Dividend Disbursing
Sandra Cavanaugh	Agent
Independent Trustees	Russell Fund Services Company
Thaddas L. Alston	1301 Second Avenue
Kristianne Blake	Seattle, WA 98101
Cheryl Burgermeister	Custodian
Daniel P. Connealy	State Street Bank and Trust Company
Katherine W. Krysty	1 Heritage Drive
Raymond P. Tennison, Jr.	North Quincy, MA 02171
Jack R. Thompson	Office of Shareholder Inquiries
Trustee Emeritus	1301 Second Avenue
George F. Russell, Jr.	Seattle, WA 98101
Officers	(800) 787-7354
Sandra Cavanaugh, President and Chief Executive Officer	Legal Counsel
Cheryl Wichers, Chief Compliance Officer	Dechert LLP
Jeffrey T. Hussey, Chief Investment Officer	One International Place, 40th Floor
Mark E. Swanson, Treasurer and Chief Accounting Officer	100 Oliver Street
Mary Beth R. Albaneze, Secretary	Boston, MA 02110
Adviser	Distributor
Russell Investment Management Company	Russell Financial Services, Inc.
1301 Second Avenue	1301 Second Avenue
Seattle, WA 98101	Seattle, WA 98101
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1420 5th Avenue, Suite 2800
Seattle, WA 98101

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser and Service Providers 261

Item 2. Code of Ethics. [Annual Report Only]

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer
(“Code”).

(b) That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission
(“SEC”) and in other public communications made by each Mutual Fund;

3) compliance with applicable laws and governmental rules and regulations;

4) the prompt internal reporting to an appropriate person or persons identified in the
Code of violations of the Code; and

5) accountability for adherence to the Code.

(c) The Code was restated as of August 2015; the restatement did not involve any material change.

(d) As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e) Not applicable.

(f) The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy has been determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4. Principal Accountant Fees and Services. [Annual Report Only]
Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2014	$1,214,967
2015	$1,447,780

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2014	$444,900	Performance of agreed-upon procedures with respect to
		04/30/14 semi-annual reports
to
2015	$539,150	Performance of agreed-upon procedures with respect to
		04/30/15 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services

2014	$358,100	Tax services
2015	$450,116	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2014	$0	Review excise reconciliations, transfer agent internal
		controls analysis, overhead/travel
2015	$0	Review excise reconciliations, transfer agent internal
		controls analysis, overhead/travel

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds
Audit and Non-Audit Services Pre-Approval Policy
Effective Date: August 25, 2015

I. Statement of Purpose.

This Policy has been adopted by the joint Audit Committee (the “Audit Committee”) of Russell
Investment Company (“RIC”) and Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. The term “Fund” shall collectively refer to each series of RIC and RIF. The term “Investment Adviser” shall refer to the Funds’ advisor, Russell Investment Management
Company (“RIMCo”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II. Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Funds’ Board of
Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Funds. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services such as audit-related, tax and other services (“non-audit services”)
performed by the independent auditor for the Funds to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent in light of the services it provides to a Fund, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Funds would be deemed impaired if the auditor provides a service whereby it:

· Functions in the role of management of the Funds, the adviser of the Funds or any other affiliate* of the Funds;
· Is in the position of auditing its own work; or
· Serves in an advocacy role for the Funds, the adviser of the Funds or any other affiliate of the Funds.

Accordingly, it is the Funds’ policy that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of their independent auditor, whether for audit, audit-
related, tax, or other non-audit services.

* For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-
adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the fund on a case-by-case basis (“specific pre-approval”).

The Funds’ Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Funds’ independent auditor. The Funds’ Audit and Non-Audit Pre-
Approved Services Schedule lists the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Funds that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit
Committee will take into account the ratio between the total amounts paid for audit, audit-
related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.

IV. Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-
approval to other audit services, which are those services that only the independent auditor reasonably can provide. These services are generally related to the issuance of an audit opinion, and may include statutory audits and services associated with the Funds’ SEC registration statement on Form N-1A, periodic reports and documents filed with or information requested by the SEC or other regulatory or self-regulatory organizations, or other documents issued in connection with the Funds’ securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule
A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-
approved by the Audit Committee or its delegate.

V. Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for a series of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services.
“Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements, including those under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the
Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

VI. Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the
Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services.
Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal
Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds’ investments outside the United States. The Audit Committee will consult with the
Treasurer of the Funds or outside counsel to determine that the Funds’ tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and
Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

VII. All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted.
Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule
D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services”
not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

A list of the SEC’s prohibited non-audit services are as follows:

· Bookkeeping or other services relating to the accounting records or financial statements of the Funds

· Financial information system design and implementation

· Appraisal or valuation services, fairness opinions or contribution-in-kind reports

· Actuarial services

· Internal audit outsourcing services

· Management functions

· Human resources services

· Broker-dealer, investment adviser or investment banking services

· Legal services unrelated to the audit

· Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the
Funds, or the Investment Adviser, authorize the independent auditor for the Funds to provide prohibited non-audit services.

VIII. De Minimis Waiver.

In accordance with the Act and SEC regulations, notwithstanding anything in this Policy to the contrary, the pre-approval requirements of this Policy are waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided:

(a) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by RIC or RIF, as applicable, to the independent auditor during the fiscal year in which the services were provided;

(b) Such services were not recognized by the Funds at the time of the engagement to be non-audit services requiring pre-approval by the Audit Committee or its delegate; and

(c) Such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its delegate prior to the completion of the audit, pursuant to the pre-approval provisions of this Policy.

In connection with the approval of any non-audit service pursuant to this de minimis exception, a record shall be made indicating that each of the conditions for this exception has been satisfied.

IX. Pre-Approval Fee Levels or Budgeted Amounts.

Pre-approved fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Funds and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-
approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for audit, audit-related, and tax services for the Funds (including any audit-related or tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as
“all other services” for the Funds (including any such services for affiliates subject to pre-
approval by the Audit Committee or its delegate).

X. Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF
Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Funds who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit
Committee will be informed not less frequently than quarterly by the Chairperson of the
Clearance Committee of any such services rendered by the independent auditor for the Funds and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit
Committee will be submitted to the Audit Committee by both the independent auditor and the
Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application does not involve a prohibited non-audit service and is consistent with the
SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell
Company or an officer of RIC or RIF.

XI. Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Funds and their affiliates, including
Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF and Frank Russell Company and their subsidiaries and affiliates, consistent with the Public Company Accounting Oversight Board’s Independence
Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2014	$0
2015	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant's principal executive officer and principal financial officer have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant's internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a)
under the Act and certification for principal financial officer of Registrant as required by
Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Company

By: /s/ Sandra Cavanaugh
Sandra Cavanaugh
President and Chief Executive Officer, Russell Investment Company; Chairman of the
Board, President and Chief Executive Officer, Russell Fund Services Company

Date: January 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Sandra Cavanaugh
Sandra Cavanaugh
President and Chief Executive Officer, Russell Investment Company; Chairman of the
Board, President and Chief Executive Officer, Russell Fund Services Company
Date: January 4, 2016

By: /s/ Mark E. Swanson
Mark E. Swanson
Treasurer, Chief Accounting Officer and Chief Financial Officer, Russell Investment
Company;
Director, Russell Investment Management Company and
Russell Fund Services Company

Date: January 4, 2016